UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Funds

50 South LaSalle Street

Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-2790

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	INCOME EQUITY FUND
Ticker Symbol: NOIEX

27	INTERNATIONAL EQUITY FUND
Ticker Symbol: NOIGX

30	LARGE CAP CORE FUND
Ticker Symbol: NOLCX

34	LARGE CAP EQUITY FUND
Ticker Symbol: NOGEX

36	LARGE CAP VALUE FUND
Ticker Symbol: NOLVX

40	SMALL CAP CORE FUND
Ticker Symbol: NSGRX

64	SMALL CAP VALUE FUND
Ticker Symbol: NOSGX

73	TECHNOLOGY FUND
Ticker Symbol: NTCHX

75	NOTES TO THE FINANCIAL STATEMENTS

86	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

87	TAX INFORMATION

88	FUND EXPENSES

90	TRUSTEES AND OFFICERS

95	INVESTMENT CONSIDERATIONS

96	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance reflects any fee waivers and reimbursements in effect. In their absence, performance would be reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2016, U.S. equity markets ended up slightly, but that result masks significant volatility along the way. The market experienced a decline of more than 10% during August 2015, from which it recovered by year end. There was another 10% drop during the first six weeks of 2016, which was fully regained by the end of the first quarter of 2016.

The Fund returned 1.62% for the 12-month period ended March 31, 2016, compared to 1.78% for the benchmark S&P 500® Index for the same period. The Fund’s focus on investing in high quality stocks had a slight negative impact during the period, as the highest quality stocks in the market underperformed the lowest quality stocks. Overweight exposure to high dividend paying stocks and avoidance of non-dividend-payers also had a slight negative impact during the period. From a sector perspective, an overweight to utilities had a positive effect, as this defensive sector was one of the best performing during the period. Given the challenging economic conditions faced by energy-related companies, the Fund was positioned with an underweight to the sector. This contributed to returns, as energy was the worst performing sector during the period. An overweight to financials had a slight negative effect on performance, which was more than offset by stock selection within the sector. Stock selection was strong in the consumer staples sector and somewhat negative within the consumer discretionary and telecommunication services sectors. Going forward, we will continue to focus on company selection, with a consistent emphasis on identifying high quality dividend-paying companies.

PORTFOLIO MANAGER

JACOB C. WEAVER With Northern Trust since 1998

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
INCOME EQUITY	1.62%	8.21%	7.33%	8.46%
S&P 500® INDEX	1.78	11.58	7.01	9.30

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 95.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Non-U.S. stocks faced a volatile end to the Fund’s most recent fiscal year, characterized by a sharp sell-off in early 2016, followed by a strong rally in March, 2016. Mounting concerns regarding slowing global growth, China’s weakening economy, plunging oil prices and a potential return to recession in the United States triggered the recent downturn. Sentiment improved in March, 2016, as oil prices recovered, China’s economy appeared to stabilize and the European Central Bank announced a new set of stimulus measures. Despite the late rally, non-U.S. developed market stocks were unable to overcome the losses generated throughout the 12-month period ended March 31, 2016, and the MSCI EAFE® Index and the MSCI ACWI® ex-USA Index were down for the period, underperforming U.S. stocks as measured by the S&P 500® Index. Elsewhere, improving oil prices, a weaker U.S. dollar and signs of stabilization in China’s economy helped to spark a rally among emerging market stocks, which moved up strongly near the end of the fiscal year, but nevertheless underperformed U.S. and non-U.S. developed market equities.

The International Equity Fund posted a total return of -11.78% for the fiscal year, compared with -8.27% for the MSCI EAFE® Index and -9.19% for the MSCI ACWI® ex-USA Index. Stock selection within the consumer discretionary, information technology, materials, telecommunications and materials sectors contributed to the Fund’s relative performance. Overweight positions in information technology and materials also aided relative results. Stock selection detracted from relative return within the financials, consumer staples and health care sectors. An underweight in consumer staples also weighed on relative results.

We remain optimistic regarding our active approach to security selection, which seeks to identify undervalued stocks offering upside potential, regardless of interest rate and market conditions. Our focus on buying mispriced companies that we believe can flourish in up and down markets comes from our active value approach. As long as investors do not overpay for stocks, we believe that we can successfully navigate market turning points.

PORTFOLIO MANAGER

DOUGLAS McELDOWNEY With Northern Trust since 2006

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
INTERNATIONAL EQUITY	–11.78%	0.97%	1.82%	4.14%
MSCI EAFE® INDEX	–8.27	2.29	1.80	4.57

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 95.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the reporting period ended March 31, 2016, the U.S. equity market ended the period near its all-time highs, despite significant volatility over the past 12 months, which included two double-digit declines. The U.S. economy has continued to strengthen in line with strong employment, low inflation, improving manufacturing indicators and modest growth. In light of the improved conditions, the U.S. Federal Reserve (the “Fed”) has begun to increase interest rates, though with extreme caution. Other global economies have not experienced the same strength and, therefore, many central banks overseas have remained accommodative, even experimenting with negative interest rates in the case of the European Central Bank and the Bank of Japan.

For much of the period, market leadership was provided by the lower volatility and higher momentum stocks, while quality was mixed and value-oriented securities suffered negative returns. The continued market turbulence led investors to take a defensive posture and favor lower volatility stocks. The energy sector continued to experience weak returns as oil prices dropped below $30 per barrel in early 2016. Defensive sectors including telecommunication services, utilities and consumer staples led the market for the full 12 months. The extended underperformance of the value factor reversed course in early February 2016 as investor risk appetite improved.

The Fund’s return of -0.22% for the 12-month period ended March 31, 2016 trailed the return of its index, the S&P 500® Index, of 1.78% for the same period. While there were large differences in returns among economic sectors, the Fund’s performance relative to the benchmark was driven by stock selection. Specifically, the most significant detractor was unfavorable stock selection within the financials and consumer discretionary sectors, which was only partially offset by strong selection within the energy and health care sectors. Our process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Momentum — a measure of market sentiment — and quality were the strongest performance factors over the 12 months, while valuation underperformed. The global markets continue to experience spikes in volatility as a result of macroeconomic and geopolitical uncertainty. As the global economic outlook improves and macroeconomic concerns subside, investors can be expected to shift their focus to company fundamentals.

PORTFOLIO MANAGER

MARK C. SODERGREN With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/16/05
LARGE CAP CORE	–0.22%	11.76%	6.43%	6.51%
S&P 500® INDEX	1.78	11.58	7.01	7.08

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 95.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Large-cap U.S. equities posted a slight gain over the volatile 12-month reporting period ended March 31, 2016. During the period, the market experienced several headwinds including plunging oil prices, slowing emerging market growth, stock market and currency turbulence in China, the initial U.S. Federal Reserve (the “Fed”) interest rate hike, negative interest rates in Europe and Japan, and widening credit spreads. Despite these uncertainties, investors were reassured near the end of the period as the effects of progressively better economic data, a stabilization in oil prices and expectations of a more gradual interest rate normalization by the Fed took hold. The top-performing sectors over the period were telecommunication services, utilities and consumer staples, as investors preferred defensive stocks during market swings. Energy and materials were the bottom-performing sectors due to the decline in commodity prices.

For the 12 months ended March 31, 2016, the Fund posted a total return of -2.85%, compared with 1.78% for its benchmark the S&P 500® Index, for the same period. Stock selection in the information technology, health care and consumer staples sectors, along with an underweight to defensive areas, detracted from performance relative to the benchmark. Positive contributions came from stock selection in the industrials, materials and energy sectors.

We will continue to leverage our deep fundamental research to uncover opportunities created by market emotion and to arbitrage investment time horizons. We will maintain our search for defensible businesses that we believe have strong management teams, offer exposure to favorable secular, cyclical and/or internal trends, and are attractively valued.

PORTFOLIO MANAGERS

THOMAS WOODEN With Northern Trust since 2014
CHRIS SHIPLEY With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
LARGE CAP EQUITY	–2.85%	9.46%	5.87%	7.60%
S&P 500® INDEX	1.78	11.58	7.01	9.30

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 95.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2016, significant market volatility stemmed from slowing growth in China, plummeting commodity prices, rising geopolitical risks and the prospect of the U.S. Federal Reserve (the “Fed”) increasing interest rates amid the current anemic growth environment. Investors were keenly focused on risk aversion, as evidenced by the extreme negative returns experienced by higher volatility stocks. Value stocks were out of favor for much of the period, as some of the most attractively valued stocks were also the most volatile, particularly within the energy sector. The energy, materials and consumer discretionary sectors were among the worst performers during this period, while the utility and telecommunications services sectors generally out-performed other sectors.

The Large Cap Value Fund posted a total return of -5.87% for the 12-month period ended March 31, 2016, compared with -1.54% for the Fund’s benchmark, the Russell 1000® Value Index, for the same period. The Fund benefited from having a high-quality tilt within the materials and utilities sectors. However, the Fund’s exposure to the intersection of value and quality within the energy, financials and information technology sectors detracted from performance. Attractively valued financials with strong profitability were hurt by the Fed’s recent decision to slow the pace of interest rate increases. Value-oriented energy stocks were out of favor given their volatile nature in the current environment, but they have outperformed since equities bottomed out in mid-February. Finally, the lowest quality information technology stocks outperformed during the 12-month reporting period, creating a headwind to the Fund’s performance.

During the first quarter of 2016, we observed a significant style rotation within U.S. stocks, where value stocks benefited from a sentiment shift to “risk-on” issues. The Fed’s restraint in raising rates and the recent recovery in oil prices could bode well for value-oriented investments going forward. We believe that in the long run, investors will focus on fundamentals. We also think that maintaining exposure to value-oriented securities with strong profitability and favorable cash flow management will lead to attractive relative performance.

PORTFOLIO MANAGER

MARK C. SODERGREN With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/03/00
LARGE CAP VALUE	–5.87%	7.15%	4.14%	5.46%
RUSSELL 1000® VALUE INDEX	–1.54	10.25	5.72	6.27

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Value Index is an unmanaged index measuring the performance of those companies included in the Russell 1000® Index having lower price-to-book ratios and forecasted growth values.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 95.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Small-cap stocks finished the 12-month reporting period ended March 31, 2016, in negative territory, trailing the modest gains for large caps. Concerns regarding global economic conditions and the continued ability of the U.S. economy to generate positive growth generally favored less risky investments. Within the small-cap segment, value stocks continued to trail growth stocks, despite a March 2016 rebound in beaten-down, and deeply valued, energy and materials companies. Micro-caps, in particular, were challenged in this more defensive market, underperforming throughout most of the period. In contrast, higher quality stocks prevailed in most sectors as investors shunned weaker companies with less capacity to weather a slump.

The Small Cap Core Fund returned -9.18%, for the 12-month period ended March 31, 2016, outperforming the -9.76% return of its benchmark, the Russell 2000® Index, for the same period. The Fund’s higher quality bias contributed to the outperformance. However, its sector allocation — while close to the benchmark — nevertheless detracted from results due to an underweight to outperforming real estate investment trusts and a slight overweight to lagging energy stocks. Stock selection was strong in all but the technology and consumer staples sectors. Selection was particularly effective within the slumping energy and health care sectors, where avoidance of the lowest quality stocks added the most value.

Micro-cap stocks, an area where the Fund has long-term exposure, also struggled at a time of elevated investor risk aversion. However, the broader set of micro-caps held in the Fund outperformed the more limited selection within the benchmark, leading to positive stock selection results and overcoming the negative impact of the overweight. As designed, the Fund’s overall valuation characteristics avoided tilting either to value or growth. However, the Fund benefited from avoiding companies with negative earnings, cash flow or book values. Similarly, performance was helped by our avoidance of stocks with negative returns on equity and/or profit margins.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/30/99
SMALL CAP CORE	–9.18%	8.19%	6.12%	6.52%
RUSSELL 2000® INDEX	–9.76	7.20	5.26	7.39

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 U.S. companies in the Russell 3000® Index, based on market capitalization.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 95.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Value Fund returned -4.17% for the 12-month reporting period ended March 31, 2016, outperforming the -7.72% return of its benchmark, the Russell 2000® Value Index, for the same period.

Market weakness in 2015 and at the start of 2016 largely reflected investors’ diminished expectations for economic growth. These circumstances had an outsized impact on small-cap stocks relative to large caps. In addition, the energy and materials sectors lagged due to the pronounced decline in the prices of oil and other commodities. Even the market’s realization that the U.S. Federal Reserve would maintain its gradual pace of interest rate increases was not sufficient to reverse small cap underperformance. However, the Fund’s aversion to lower quality stocks, as defined by our proprietary stock selection model, was successful in reducing the impact of these declines. Indeed, the lowest quality stocks, which were underweighted in the Fund, significantly underperformed higher-rated companies. Avoiding such stocks was therefore a major factor in the Fund’s outperformance.

The Fund benefited from its strong stock selection within the energy sector, where lower quality, less profitable companies were most punished by the collapse in oil prices. Despite a brief rally in the first quarter of 2016 among the deepest-value stocks in the sector, higher quality companies prevailed over the 12-month reporting period ended March 31, 2016. Stock selection was positive in all sectors, but it was strongest within industrials, health care, financials and energy. The contribution from sector weightings was negligible, as intended, despite the sharp contrast in performance between defensive market segments such as utilities and staples, and cyclical sectors such as energy and materials. More deeply valued stocks generally lagged, with those in the lowest 20% of price-to-book or price-to-earnings ratios trailing less deeply valued securities for the period. Stocks with lower profitability and return on equity also underperformed largely due to their poor showing within the energy and materials sectors.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
SMALL CAP VALUE	–4.17%	8.75%	5.79%	9.76%
RUSSELL 2000® VALUE INDEX	–7.72	6.67	4.42	9.59

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Value Index is an unmanaged index measuring the performance of those companies included in the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 95.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TECHNOLOGY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Technology Fund returned -6.58% during the 12-month reporting period ended March 31, 2016, compared with the 1.78% return of the S&P 500® Index, for the same period. Information technology sector outperformed the broader market, while health care stocks lagged.

Cloud computing remains a key investment theme in technology, as enterprises are shifting workloads from on-premises data centers to public cloud infrastructure in order to lower costs and improve business agility. New cloud-enabled applications such as digital marketing, big data analytics and the Internet of Things are driving this shift, as they promise better customer relationships and improved productivity. With muted information technology budget growth and lower profit margins, many legacy companies continue to struggle to increase their earnings and cash flow. We continued to prefer Internet and software companies to hardware firms during this transition, as cloud computing accelerates commoditization in servers, storage and networking. Over the past 12 months, the Fund’s best performers within technology were Activision Blizzard, Inc., Alphabet, Inc. (formerly Google) and Facebook, Inc., while the smaller companies Rackspace Hosting, Inc., LinkedIn Corp. and Qualys, Inc, were the leading detractors.

We continued to increase the Fund’s exposure to the health care sector, as we saw opportunities for above-average growth there going forward. We are now in the third year of the Affordable Care Act, but the upcoming presidential election has created political and regulatory uncertainty. While merger & acquisition activity had been a tailwind, the recent U.S. Treasury rules led to the termination of the Pfizer-Allergan merger. All of these factors have contributed to increased volatility in the health care sector. However, we hold a positive longer-term view on the sector due to its compelling innovation and the impact of the Affordable Care Act. We see material pipeline events over the next 12 months in areas of large unmet medical need, including Alzheimer’s, multiple sclerosis and many rare disease areas. The leading contributors to the Fund’s performance in the health care sector were Baxalta, Inc., HCA, Inc. and Intuitive Surgical, Inc. Conversely, Community Health Systems, Inc., Accretive Health, Inc. and The Spectranetics Corporation were the main drivers of underperformance.

PORTFOLIO MANAGERS

DEBORAH L. KOCH With Northern Trust since 2003
SANDEEP SOORYA With Northern Trust since 2011

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/96
TECHNOLOGY	–6.58%	7.24%	6.13%	8.11%
S&P 500® INDEX	1.78	11.58	7.01	7.98

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 95.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND	LARGE CAP EQUITY FUND
ASSETS:
Investments, at value	$236,294	$151,766	$142,640	$123,502
Investments in affiliates, at value	3,007	89	1,541	863
Foreign currencies, at value (cost $576)	–	595	–	–
Dividend income receivable	508	527	196	117
Receivable for foreign tax reclaimable	–	938	–	–
Receivable for securities sold	–	1	–	–
Receivable for variation margin on futures contracts	10	–	–	–
Receivable for fund shares sold	88	27	8	2
Receivable from investment adviser	4	6	–	6
Prepaid and other assets	1	1	1	1
Total Assets	239,912	153,950	144,386	124,491
LIABILITIES:
Payable for securities purchased	–	–	–	–
Payable for variation margin on futures contracts	–	–	3	–
Payable for fund shares redeemed	243	449	85	30
Payable to affiliates:
Management fees	43	30	12	20
Custody fees	4	6	6	3
Shareholder servicing fees	36	3	3	4
Transfer agent fees	1	–	1	–
Trustee fees	3	9	8	8
Accrued other liabilities	42	342	42	42
Total Liabilities	372	839	160	107
Net Assets	$239,540	$153,111	$144,226	$124,384
ANALYSIS OF NET ASSETS:
Capital stock	$215,011	$285,167	$154,932	$90,545
Accumulated undistributed net investment income (loss)	67	861	44	31
Accumulated undistributed net realized gain (loss)	(5,439)	(143,058)	(13,751)	4,065
Net unrealized appreciation	29,901	10,141	3,001	29,743
Net Assets	$239,540	$153,111	$144,226	$124,384
Shares Outstanding ($.0001 par value, unlimited authorization)	19,596	18,857	9,554	5,927
Net Asset Value, Redemption and Offering Price Per Share	$12.22	$8.12	$15.10	$20.99
Investments, at cost	$206,235	$141,595	$139,700	$93,759
Investments in affiliates, at cost	3,007	89	1,541	863

See Notes to the Financial Statements.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2016

LARGE CAP VALUE FUND	SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$88,291	$308,013	$2,800,926	$70,994
717	6,598	140,364	449
–	–	–	–
153	410	5,658	27
–	–	–	–
–	263	38,827	1,480
–	21	295	–
3	92	2,529	–
4	20	57	2
1	1	26	1
89,169	315,418	2,988,682	72,953

–	–	70,352	720
1	3	32	–
40	1,293	2,171	18

14	43	520	15
3	3	13	2
9	47	1,135	7
–	1	8	–
6	3	6	4
48	42	134	42
121	1,435	74,371	808
$89,048	$313,983	$2,914,311	$72,145

$158,393	$269,211	$2,229,585	$64,065
347	340	6,031	(157)
(69,965)	(1,454)	183	1,273
273	45,886	678,512	6,964
$89,048	$313,983	$2,914,311	$72,145
6,878	16,052	147,078	3,693
$12.95	$19.56	$19.81	$19.53
$88,048	$262,403	$2,127,056	$64,030
717	6,598	140,364	449

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND	LARGE CAP EQUITY FUND
INVESTMENT INCOME:
Dividend income	$8,295	$5,119 (1)	$3,672	$2,296
Dividend income from investments in affiliates	2	1	1	1
Interest income	–	–	–	–
Total Investment Income	8,297	5,120	3,673	2,297
EXPENSES:
Management fees	2,525	1,868	671	1,125
Custody fees	45	204	49	32
Transfer agent fees	40	28	23	21
Registration fees	18	18	17	17
Printing fees	56	56	60	56
Professional fees	36	36	35	36
Shareholder servicing fees	269	22	20	24
Trustee fees	10	10	10	10
Other	14	45	14	14
Total Expenses	3,013	2,287	899	1,335
Less expenses reimbursed by investment adviser	(344)	(268)	(1)	(171)
Net Expenses	2,669	2,019	898	1,164
Net Investment Income (Loss)	5,628	3,101	2,775	1,133
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(3,561)	5,280	1,355	11,844
Futures contracts	(412)	–	(54)	–
Foreign currency transactions	–	(187)	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(46)	(31,420)	(4,763)	(16,725)
Futures contracts	(57)	–	49	–
Foreign currency translations	–	132	–	–
Net Gains (Losses)	(4,076)	(26,195)	(3,413)	(4,881)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,552	$(23,094)	$(638)	$(3,748)

(1)	Net of $474 and $1, respectively, in non–reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2016

LARGE CAP VALUE FUND	SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$2,383	$4,122	$61,679	$594 (1)
1	6	80	1
–	1	5	–
2,384	4,129	61,764	595

806	2,276	27,528	877
32	100	380	23
15	46	435	12
16	23	51	16
59	57	269	57
36	35	70	36
71	254	6,810	50
10	10	39	10
19	14	46	14
1,064	2,815	35,628	1,095
(220)	(496)	(6,603)	(86)
844	2,319	29,025	1,009
1,540	1,810	32,739	(414)

1,148	9,043	53,177	7,834
(6)	(2,714)	(9,659)	–
–	–	–	–
(8,942)	(39,217)	(204,514)	(12,757)
17	(38)	1,575	–
–	–	–	–
(7,783)	(32,926)	(159,421)	(4,923)
$(6,243)	$(31,116)	$(126,682)	$(5,337)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND		LARGE CAP EQUITY FUND
Amounts in thousands	2016	2015	2016	2015	2016	2015	2016	2015
OPERATIONS:
Net investment income (loss)	$5,628	$8,044	$3,101	$4,920	$2,775	$1,162	$1,133	$1,326
Net realized gains (losses)	(3,973)	90,726	5,093	8,209	1,301	14,610	11,844	10,499
Net change in unrealized appreciation (depreciation)	(103)	(66,255)	(31,288)	(22,382)	(4,714)	(12,768)	(16,725)	4,893
Net Increase (Decrease) in Net Assets Resulting from Operations	1,552	32,515	(23,094)	(9,253)	(638)	3,004	(3,748)	16,718
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(79,520)	4,837	(32,040)	(23,575)	(22,064)	142,263	(13,341)	(16,758)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(79,520)	4,837	(32,040)	(23,575)	(22,064)	142,263	(13,341)	(16,758)
DISTRIBUTIONS PAID:
From net investment income	(5,770)	(13,033)	(3,400)	(8,760)	(2,783)	(1,109)	(1,107)	(1,341)
From net realized gains	(8,579)	(83,078)	–	–	–	–	(2,879)	–
Total Distributions Paid	(14,349)	(96,111)	(3,400)	(8,760)	(2,783)	(1,109)	(3,986)	(1,341)
Total Increase (Decrease) in Net Assets	(92,317)	(58,759)	(58,534)	(41,588)	(25,485)	144,158	(21,075)	(1,381)
NET ASSETS:
Beginning of year	331,857	390,616	211,645	253,233	169,711	25,553	145,459	146,840
End of year	$239,540	$331,857	$153,111	$211,645	$144,226	$169,711	$124,384	$145,459
Accumulated Undistributed Net Investment Income (Loss)	$67	$209	$861	$1,347	$44	$52	$31	$5

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND		SMALL CAP CORE FUND		SMALL CAP VALUE FUND		TECHNOLOGY FUND
2016	2015	2016	2015	2016	2015	2016	2015

$1,540	$1,574	$1,810	$1,369	$32,739	$26,039	$(414)	$(303)
1,142	31,667	6,329	6,430	43,518	143,691	7,834	9,362
(8,925)	(22,582)	(39,255)	15,624	(202,939)	42,650	(12,757)	2,359
(6,243)	10,659	(31,116)	23,423	(126,682)	212,380	(5,337)	11,418

(7,709)	(12,282)	75,981	77,590	153,623	296,254	2,814	(8,971)
(7,709)	(12,282)	75,981	77,590	153,623	296,254	2,814	(8,971)

(1,545)	(2,731)	(1,903)	(1,130)	(31,457)	(24,490)	–	–
–	–	(8,668)	(9,433)	(88,890)	(117,859)	(9,472)	–
(1,545)	(2,731)	(10,571)	(10,563)	(120,347)	(142,349)	(9,472)	–
(15,497)	(4,354)	34,294	90,450	(93,406)	366,285	(11,995)	2,447

104,545	108,899	279,689	189,239	3,007,717	2,641,432	84,140	81,693
$89,048	$104,545	$313,983	$279,689	$2,914,311	$3,007,717	$72,145	$84,140
$347	$352	$340	$453	$6,031	$5,064	$(157)	$(262)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

INCOME EQUITY FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$12.74	$15.82	$14.52	$12.99	$13.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.37	0.30	0.22	0.22
Net realized and unrealized gains (losses)	(0.09)	1.02	1.80	1.57	0.02
Total from Investment Operations	0.18	1.39	2.10	1.79	0.24
LESS DISTRIBUTIONS PAID:
From net investment income	(0.27)	(0.56)	(0.24)	(0.26)	(0.26)
From net realized gains	(0.43)	(3.91)	(0.56)	–	–
Total Distributions Paid	(0.70)	(4.47)	(0.80)	(0.26)	(0.26)
Net Asset Value, End of Year	$12.22	$12.74	$15.82	$14.52	$12.99
Total Return(1)	1.62%	9.40%	14.72%	14.04%	2.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$239,540	$331,857	$390,616	$360,423	$386,957
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	0.99%
Expenses, before reimbursements and credits	1.13%	1.16%	1.25%	1.23%	1.21%
Net investment income, net of reimbursements and credits(2)	2.12%	2.22%	1.96%	1.85%	1.81%
Net investment income, before reimbursements and credits	1.99%	2.06%	1.71%	1.62%	1.59%
Portfolio Turnover Rate	13.14%	109.84%	14.34%	11.27%	22.25%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $3,000, $2,000 and $7,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively, and approximately $9,000 and $22,000, which represent 0.01 percent of average net assets for the fiscal years ended March 31, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$9.39	$10.05	$8.53	$7.95	$8.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	0.20	0.31	0.14	0.14
Net realized and unrealized gains (losses)	(1.27)	(0.51)	1.39	0.58	(0.71)
Total from Investment Operations	(1.10)	(0.31)	1.70	0.72	(0.57)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.17)	(0.35)	(0.15)	(0.14)	(0.13)
From net realized gains	–	–	(0.03)	–	–
Total Distributions Paid	(0.17)	(0.35)	(0.18)	(0.14)	(0.13)
Net Asset Value, End of Year	$8.12	$9.39	$10.05	$8.53	$7.95
Total Return(2)	(11.78)%	(2.91)%	19.96%	9.09%	(6.39)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$153,111	$211,645	$253,233	$259,920	$248,961
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.08%	1.09%	1.06%	1.06%	1.21%
Expenses, before reimbursements and credits	1.22%	1.26%	1.32%	1.37%	1.41%
Net investment income, net of reimbursements and credits(3)	1.66%	2.02%	3.00%	1.88%	1.61%
Net investment income, before reimbursements and credits	1.52%	1.85%	2.74%	1.57%	1.41%
Portfolio Turnover Rate	12.78%	13.02%	16.09%	27.40%	37.68%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, and less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31,2015, and approximately $3,000, which represent less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2014, 2013, and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$15.42	$14.11	$11.43	$10.17	$9.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.21	0.20	0.21	0.15
Net realized and unrealized gains (losses)	(0.32)	1.30	2.68	1.27	0.74
Total from Investment Operations	(0.04)	1.51	2.88	1.48	0.89
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.20)	(0.20)	(0.22)	(0.15)
Total Distributions Paid	(0.28)	(0.20)	(0.20)	(0.22)	(0.15)
Net Asset Value, End of Year	$15.10	$15.42	$14.11	$11.43	$10.17
Total Return(1)	(0.22)%	10.81%	25.31%	14.76%	9.64%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$144,226	$169,711	$25,553	$12,564	$13,520
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.59%	0.62%	0.62%	0.62%	0.60%
Expenses, before reimbursements and credits	0.59%	0.83%	1.47%	1.98%	1.72%
Net investment income, net of reimbursements and credits(2)	1.82%	1.57%	1.69%	2.05%	1.64%
Net investment income, before reimbursements and credits	1.82%	1.36%	0.84%	0.69%	0.52%
Portfolio Turnover Rate	56.10%	41.81%	95.11%	85.90%	91.87%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, and less than $1,000, which represent less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP EQUITY FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$22.28	$20.07	$16.74	$15.34	$14.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.20	0.19	0.19	0.13
Net realized and unrealized gains (losses)	(0.81)	2.21	3.33	1.40	0.98
Total from Investment Operations	(0.63)	2.41	3.52	1.59	1.11
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)	(0.20)	(0.19)	(0.19)	(0.12)
From net realized gains	(0.48)	–	– (1)	–	–
Total Distributions Paid	(0.66)	(0.20)	(0.19)	(0.19)	(0.12)
Net Asset Value, End of Year	$20.99	$22.28	$20.07	$16.74	$15.34
Total Return(2)	(2.85)%	12.02%	21.17%	10.49%	7.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$124,384	$145,459	$146,840	$149,141	$141,286
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.86%	0.86%	0.85%	0.85%	0.96%
Expenses, before reimbursements and credits	0.98%	1.02%	1.13%	1.19%	1.22%
Net investment income, net of reimbursements and credits(3)	0.84%	0.90%	1.02%	1.24%	0.91%
Net investment income, before reimbursements and credits	0.72%	0.74%	0.74%	0.90%	0.65%
Portfolio Turnover Rate	27.54%	20.17%	32.52%	68.24%	63.65%

(1)	Per share amounts were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016 and less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015 and 2014, respectively, and approximately $3,000 and $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP VALUE FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$13.99	$13.00	$10.84	$9.88	$10.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.23	0.38	0.25	0.19
Net realized and unrealized gains (losses)	(1.04)	1.12	2.03	0.99	(0.37)
Total from Investment Operations	(0.82)	1.35	2.41	1.24	(0.18)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.36)	(0.25)	(0.28)	(0.14)
Total Distributions Paid	(0.22)	(0.36)	(0.25)	(0.28)	(0.14)
Net Asset Value, End of Year	$12.95	$13.99	$13.00	$10.84	$9.88
Total Return(1)	(5.87)%	10.39%	22.30%	12.82%	(1.50)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$89,048	$104,545	$108,899	$107,774	$126,809
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.87%	0.86%	0.85%	0.85%	1.05%
Expenses, before reimbursements and credits	1.09%	1.18%	1.32%	1.35%	1.27%
Net investment income, net of reimbursements and credits(2)	1.58%	1.47%	2.87%	2.18%	1.66%
Net investment income, before reimbursements and credits	1.36%	1.15%	2.40%	1.68%	1.44%
Portfolio Turnover Rate	60.22%	125.47%	23.90%	22.91%	49.82%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $1,000, $1,000, $3,000, $3,000, and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$22.26	$21.19	$18.39	$15.87	$15.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11	0.12	0.10	0.17	0.06
Net realized and unrealized gains (losses)	(2.15)	2.00	4.41	2.59	0.05
Total from Investment Operations	(2.04)	2.12	4.51	2.76	0.11
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.11)	(0.07)	(0.21)	(0.04)
From net realized gains	(0.54)	(0.94)	(1.64)	(0.03)	–
Total Distributions Paid	(0.66)	(1.05)	(1.71)	(0.24)	(0.04)
Net Asset Value, End of Year	$19.56	$22.26	$21.19	$18.39	$15.87
Total Return(1)	(9.18)%	10.33%	24.95%	17.57%	0.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$313,983	$279,689	$189,239	$212,559	$196,260
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.75%	0.75%	0.75%	0.75%	0.93%
Expenses, before reimbursements and credits	0.92%	0.96%	1.22%	1.23%	1.20%
Net investment income, net of reimbursements and credits(2)	0.59%	0.67%	0.46%	1.03%	0.41%
Net investment income (loss), before reimbursements and credits	0.42%	0.46%	(0.01)%	0.55%	0.14%
Portfolio Turnover Rate	14.31%	12.84%	6.24%	12.23%	12.33%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $12,000, $2,000, $4,000, $9,000 and $6,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP VALUE FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$21.61	$21.13	$18.43	$16.57	$16.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.20	0.17	0.24	0.14
Net realized and unrealized gains (losses)	(1.17)	1.40	4.09	2.26	0.35
Total from Investment Operations	(0.93)	1.60	4.26	2.50	0.49
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)	(0.19)	(0.16)	(0.23)	(0.10)
From net realized gains	(0.64)	(0.93)	(1.40)	(0.41)	(0.02)
Total Distributions Paid	(0.87)	(1.12)	(1.56)	(0.64)	(0.12)
Net Asset Value, End of Year	$19.81	$21.61	$21.13	$18.43	$16.57
Total Return(1)	(4.22)%	7.80%	23.48%	15.60%	3.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,914,311	$3,007,717	$2,641,432	$2,076,853	$1,779,025
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.23%	1.26%	1.40%	1.36%	1.37%
Net investment income, net of reimbursements and credits(2)	1.13%	0.97%	0.85%	1.45%	0.89%
Net investment income, before reimbursements and credits	0.90%	0.71%	0.45%	1.09%	0.52%
Portfolio Turnover Rate	25.31%	16.22%	20.70%	26.09%	20.67%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $91,000, $25,000, $72,000, $81,000 and $44,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$23.72	$20.53	$17.06	$17.11	$15.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.11)	(0.09)	(0.12)	(0.12)	(0.11)
Net realized and unrealized gains (losses)	(1.31)	3.28	3.59	0.07	1.60
Total from Investment Operations	(1.42)	3.19	3.47	(0.05)	1.49
LESS DISTRIBUTIONS PAID:
From net realized gains	(2.77)	–	–	–	–
Total Distributions Paid	(2.77)	–	–	–	–
Net Asset Value, End of Year	$19.53	$23.72	$20.53	$17.06	$17.11
Total Return(1)	(6.58)%	15.54%	20.34%	(0.29)%	9.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72,145	$84,140	$81,693	$79,554	$102,200
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.26%	1.26%	1.25%	1.25%	1.25%
Expenses, before reimbursements and credits	1.37%	1.43%	1.52%	1.53%	1.47%
Net investment loss, net of reimbursements and credits(2)	(0.52)%	(0.37)%	(0.59)%	(0.61)%	(0.76)%
Net investment loss, before reimbursements and credits	(0.63)%	(0.54)%	(0.86)%	(0.89)%	(0.98)%
Portfolio Turnover Rate	54.37%	40.39%	35.24%	42.66%	57.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment loss ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015 and approximately $1,000, $2,000 and $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, and 2012, respectively. Absent the additional reimbursements, reimbursements would have been decreased and net expenses and net investment loss would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3%

Aerospace & Defense – 6.3%

Boeing (The) Co.	61,937	$7,862

Lockheed Martin Corp.	32,322	7,160
		15,022

Asset Management – 0.6%

BlackRock, Inc.	3,993	1,360

Banking – 9.7%

Bank of Hawaii Corp.	42,800	2,923

JPMorgan Chase & Co.	71,293	4,222

New York Community Bancorp, Inc.	119,702	1,903

People’s United Financial, Inc.	148,096	2,359

Valley National Bancorp	219,796	2,097

Wells Fargo & Co.	201,265	9,733
		23,237

Biotechnology & Pharmaceuticals – 9.4%

Gilead Sciences, Inc.	70,900	6,513

Merck & Co., Inc.	118,833	6,288

Pfizer, Inc.	332,599	9,858
		22,659

Chemicals – 0.9%

Dow Chemical (The) Co.	43,773	2,226

Commercial Services – 2.0%

Deluxe Corp.	31,476	1,967

H&R Block, Inc.	106,836	2,823
		4,790

Consumer Products – 10.6%

Altria Group, Inc.	158,304	9,919

Clorox (The) Co.	30,723	3,873

Dr. Pepper Snapple Group, Inc.	49,965	4,468

General Mills, Inc.	30,000	1,900

Philip Morris International, Inc.	53,100	5,210
		25,370

Gaming, Lodging & Restaurants – 1.7%

Darden Restaurants, Inc.	60,900	4,038

Hardware – 2.2%

EMC Corp.	173,300	4,618

Seagate Technology PLC	18,359	633
		5,251

Health Care Facilities & Services – 3.2%

Cardinal Health, Inc.	35,700	2,926

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

Health Care Facilities & Services – 3.2% – continued

Owens & Minor, Inc.	119,802	$4,842
		7,768

Insurance – 2.4%

Aflac, Inc.	45,400	2,867

Cincinnati Financial Corp.	42,847	2,800
		5,667

Leisure Products – 0.7%

Mattel, Inc.	53,000	1,782

Oil, Gas & Coal – 2.7%

Chevron Corp.	47,563	4,538

HollyFrontier Corp.	55,358	1,955
		6,493

Real Estate Investment Trusts – 5.4%

Corrections Corp. of America	88,742	2,844

Digital Realty Trust, Inc.	41,600	3,681

Hospitality Properties Trust	110,587	2,937

National Retail Properties, Inc.	75,257	3,477
		12,939

Recreational Facilities & Services – 1.8%

Regal Entertainment Group, Class A	64,296	1,359

Six Flags Entertainment Corp.	53,474	2,967
		4,326

Retail – Consumer Staples – 2.6%

Target Corp.	74,747	6,150

Retail – Discretionary – 5.2%

GameStop Corp., Class A	39,965	1,268

Home Depot (The), Inc.	73,907	9,861

Macy’s, Inc.	33,000	1,455
		12,584

Semiconductors – 6.2%

KLA-Tencor Corp.	28,767	2,095

Linear Technology Corp.	38,081	1,697

Texas Instruments, Inc.	140,218	8,051

Xilinx, Inc.	63,000	2,988
		14,831

Software – 2.6%

Activision Blizzard, Inc.	114,367	3,870

Computer Programs & Systems, Inc.	44,446	2,317
		6,187

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

Technology Services – 7.6%

Accenture PLC, Class A	84,818	$9,788

Broadridge Financial Solutions, Inc.	90,051	5,341

Paychex, Inc.	56,703	3,062
		18,191

Telecom – 3.1%

Verizon Communications, Inc.	136,500	7,382

Transportation & Logistics – 3.6%

United Parcel Service, Inc., Class B	82,253	8,675

Utilities – 7.8%

Consolidated Edison, Inc.	85,514	6,552

DTE Energy Co.	63,651	5,771

Entergy Corp.	34,807	2,759

Vectren Corp.	71,008	3,590
		18,672
Total Common Stocks
(Cost $205,541)		235,600

INVESTMENT COMPANIES – 1.3%

Northern Institutional Funds –Diversified Assets Portfolio, 0.24% (1)(2)	3,006,656	$3,007
Total Investment Companies
(Cost $3,007)		3,007

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.30%, 9/15/16 (3)(4)	$695	$694
Total Short-Term Investments
(Cost $694)		694

Total Investments – 99.9%
(Cost $209,242)		239,301

Other Assets less Liabilities – 0.1%		239
NET ASSETS – 100.0%		$239,540

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2016 is disclosed.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	(55)	$5,642	Short	6/16	$(158)

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.5%
Consumer Staples	10.8
Energy	2.8
Financials	18.3
Health Care	13.9
Industrials	10.9
Information Technology	17.9
Materials	0.9
Telecommunication Services	3.1
Utilities	7.9

Total	100.0%
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$235,600	$–	$–	$235,600
Investment Companies	3,007	–	–	3,007
Short-Term Investments	–	694	–	694
Total Investments	$238,607	$694	$–	$239,301

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(158)	$–	$–	$(158)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued	MARCH 31, 2016

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8%

Australia – 2.4%

Australia & New Zealand Banking Group Ltd.	92,025	$1,645

BHP Billiton Ltd.	68,851	893

Woodside Petroleum Ltd.	54,305	1,083
		3,621

Belgium – 2.9%

Anheuser-Busch InBev S.A./N.V.	35,568	4,434

Brazil – 4.4%

Embraer S.A. ADR	150,085	3,956

Petroleo Brasileiro S.A. ADR *	264,481	1,545

Vale S.A. ADR	296,419	1,248
		6,749

China – 5.4%

Baidu, Inc. ADR *	25,972	4,958

Bank of China Ltd., Class H	7,894,391	3,278
		8,236

Denmark – 1.8%

Novo Nordisk A/S, Class B	49,738	2,685

France – 10.2%

Casino Guichard Perrachon S.A.	22,256	1,273

Cie Generale des Etablissements Michelin	30,339	3,097

Danone S.A.	36,624	2,600

Engie S.A.	104,522	1,618

LVMH Moet Hennessy Louis Vuitton S.E.	17,882	3,058

Societe Generale S.A.	67,788	2,494

TOTAL S.A.	31,380	1,427
		15,567

Germany – 13.0%

Bayer A.G. (Registered)	21,034	2,472

Deutsche Bank A.G. (Registered)	62,839	1,069

GEA Group A.G.	67,645	3,294

Infineon Technologies A.G.	277,798	3,951

Rheinmetall A.G.	25,173	2,010

SAP S.E.	46,870	3,792

Siemens A.G. (Registered)	30,830	3,268
		19,856

Hong Kong – 3.1%

AIA Group Ltd.	315,726	1,790

Wynn Macau Ltd. *	1,952,045	3,022
		4,812

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

India – 1.4%

ICICI Bank Ltd. ADR	309,764	$2,218

Japan – 10.6%

Kawasaki Heavy Industries Ltd.	624,450	1,796

KDDI Corp.	151,975	4,051

Kubota Corp.	164,150	2,233

Mitsubishi UFJ Financial Group, Inc.	657,963	3,047

Sony Corp.	85,300	2,191

Tokio Marine Holdings, Inc.	88,125	2,973
		16,291

Mexico – 2.3%

Alfa S.A.B. de C.V., Series A	1,719,700	3,461

Netherlands – 3.4%

ASML Holding N.V.	32,161	3,256

Royal Dutch Shell PLC, Class A	3,284	79

Royal Dutch Shell PLC, Class B	77,092	1,878
		5,213

Singapore – 1.4%

DBS Group Holdings Ltd.	194,675	2,220

South Korea – 2.9%

Samsung Electronics Co. Ltd.	3,923	4,500

Spain – 2.8%

Banco Bilbao Vizcaya Argentaria S.A.	178,332	1,176

Banco Santander S.A.	306,794	1,341

Iberdrola S.A.	259,204	1,725
		4,242

Switzerland – 8.6%

Credit Suisse Group A.G. (Registered) *	75,554	1,068

Givaudan S.A. (Registered)	2,048	4,006

Novartis A.G. (Registered)	53,766	3,883

Roche Holding A.G. (Genusschein)	17,242	4,231
		13,188

United Kingdom – 13.0%

Barclays PLC	978,017	2,092

BP PLC	414,020	2,074

Diageo PLC	151,206	4,081

GlaxoSmithKline PLC	113,491	2,300

Prudential PLC	158,580	2,941

Standard Chartered PLC	215,269	1,449

Vodafone Group PLC	449,640	1,433

WPP PLC	152,392	3,551
		19,921

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

United States – 5.2%

Discovery Communications, Inc., Class A *	98,378	$2,817

Halliburton Co.	77,193	2,757

Schlumberger Ltd.	32,528	2,399
		7,973
Total Common Stocks (1)
(Cost $132,998)		145,187

PREFERRED STOCKS – 4.3%

Brazil – 3.1%

Itau Unibanco Holding S.A. ADR	554,379	4,762

Germany – 1.2%

Volkswagen A.G.	14,285	1,817
Total Preferred Stocks (1)
(Cost $8,597)		6,579

INVESTMENT COMPANIES – 0.1%

Northern Institutional Funds - Diversified Assets Portfolio, 0.24% (2)(3)	88,969	89
Total Investment Companies
(Cost $89)		89

Total Investments – 99.2%
(Cost $141,684)		151,855

Other Assets less Liabilities – 0.8%		1,256
NET ASSETS – 100.0%		$153,111

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day yield as of March 31, 2016 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.9%
Consumer Staples	8.2
Energy	8.7
Financials	23.4
Health Care	10.3
Industrials	13.2
Information Technology	13.5
Materials	4.0
Telecommunication Services	3.6
Utilities	2.2

Total	100.0%

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	32.4%
United States Dollar	17.6
British Pound	14.4
Japanese Yen	10.7
Swiss Franc	8.7
Hong Kong Dollar	5.3
All other currencies less than 5%	10.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in the portfolio on March 31, 2016 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$6,749	$–	$–	$6,749
China	4,958	3,278	–	8,236
India	2,218	–	–	2,218
Mexico	3,461	–	–	3,461
United States	7,973	–	–	7,973
All Other Countries (1)	–	116,550	–	116,550
Total Common Stocks	25,359	119,828	–	145,187
Preferred Stocks
Brazil	4,762	–	–	4,762
Germany	–	1,817	–	1,817
Total Preferred Stocks	4,762	1,817	–	6,579
Investment Companies	89	–	–	89
Total Investments	$30,210	$121,645	$–	$151,855

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8%

Aerospace & Defense – 1.8%

Boeing (The) Co.	11,357	$1,442

General Dynamics Corp.	8,575	1,126
		2,568

Apparel & Textile Products – 0.2%

Michael Kors Holdings Ltd. *	4,497	256

Asset Management – 0.5%

Leucadia National Corp.	41,114	665

Automotive – 0.6%

Goodyear Tire & Rubber (The) Co.	27,634	911

Banking – 5.4%

Bank of America Corp.	108,506	1,467

Citigroup, Inc.	40,446	1,689

Fifth Third Bancorp	49,574	827

JPMorgan Chase & Co.	43,071	2,551

SunTrust Banks, Inc.	5,805	209

Wells Fargo & Co.	20,760	1,004
		7,747

Biotechnology & Pharmaceuticals – 8.3%

Allergan PLC *	266	71

Amgen, Inc.	11,552	1,732

Baxalta, Inc.	18,114	732

Gilead Sciences, Inc.	19,958	1,833

Johnson & Johnson	30,770	3,329

Merck & Co., Inc.	37,731	1,997

Pfizer, Inc.	75,314	2,232
		11,926

Chemicals – 2.6%

Avery Dennison Corp.	15,045	1,085

Dow Chemical (The) Co.	25,133	1,278

LyondellBasell Industries N.V., Class A	12,857	1,100

PPG Industries, Inc.	3,049	340
		3,803

Commercial Services – 0.5%

H&R Block, Inc.	28,016	740

Consumer Products – 8.4%

Altria Group, Inc.	31,364	1,965

Campbell Soup Co.	18,443	1,176

Clorox (The) Co.	8,149	1,027

Coca-Cola (The) Co.	10,865	504

Coca-Cola Enterprises, Inc.	18,872	958

Dr. Pepper Snapple Group, Inc.	9,556	855

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Consumer Products – 8.4% – continued

General Mills, Inc.	19,307	$1,223

PepsiCo, Inc.	20,783	2,130

Philip Morris International, Inc.	1,871	184

Procter & Gamble (The) Co.	9,801	807

Tyson Foods, Inc., Class A	18,517	1,234
		12,063

Containers & Packaging – 0.9%

3M Co.	7,451	1,242

Distributors – Discretionary – 0.8%

Genuine Parts Co.	11,159	1,109

Electrical Equipment – 1.9%

Emerson Electric Co.	23,306	1,267

General Electric Co.	45,799	1,456
		2,723

Engineering & Construction Services – 0.2%

Fluor Corp.	5,250	282

Gaming, Lodging & Restaurants – 1.1%

Marriott International, Inc., Class A	14,131	1,006

McDonald’s Corp.	5,278	663
		1,669

Hardware – 6.9%

Apple, Inc.	52,877	5,763

Cisco Systems, Inc.	73,004	2,078

NetApp, Inc.	30,730	839

Pitney Bowes, Inc.	44,716	963

Seagate Technology PLC	11,261	388
		10,031

Health Care Facilities & Services – 2.8%

Aetna, Inc.	6,492	729

Cardinal Health, Inc.	12,346	1,012

Cigna Corp.	9,236	1,268

Express Scripts Holding Co. *	15,347	1,054

UnitedHealth Group, Inc.	101	13
		4,076

Home & Office Products – 0.7%

Masco Corp.	33,813	1,063

Institutional Financial Services – 1.9%

Bank of New York Mellon (The) Corp.	29,239	1,077

Goldman Sachs Group (The), Inc.	6,893	1,082

Nasdaq, Inc.	8,632	573
		2,732

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Insurance – 3.5%

Aflac, Inc.	17,612	$1,112

American International Group, Inc.	24,141	1,305

Berkshire Hathaway, Inc., Class B *	8,254	1,171

Hartford Financial Services Group (The), Inc.	10,716	494

Loews Corp.	25,228	965

Travelers (The) Cos., Inc.	108	13
		5,060

Iron & Steel – 0.8%

Nucor Corp.	23,877	1,129

Machinery – 1.5%

Dover Corp.	15,132	973

Illinois Tool Works, Inc.	12,461	1,277
		2,250

Media – 5.9%

Alphabet, Inc., Class A *	3,393	2,588

Comcast Corp., Class A	4,431	271

Facebook, Inc., Class A *	9,119	1,040

Interpublic Group of (The) Cos., Inc.	42,598	978

Omnicom Group, Inc.	14,064	1,171

TEGNA, Inc.	33,975	797

VeriSign, Inc. *	2,960	262

Viacom, Inc., Class B	23,465	969

Walt Disney (The) Co.	4,078	405
		8,481

Medical Equipment & Devices – 3.0%

Abbott Laboratories	8,083	338

C.R. Bard, Inc.	5,190	1,052

DENTSPLY SIRONA, Inc.	15,133	933

St. Jude Medical, Inc.	16,328	898

Varian Medical Systems, Inc. *	2,441	195

Waters Corp. *	7,274	960
		4,376

Oil, Gas & Coal – 6.7%

Cameron International Corp. *	19,140	1,284

Chevron Corp.	8,670	827

Exxon Mobil Corp.	44,453	3,716

Marathon Petroleum Corp.	21,760	809

National Oilwell Varco, Inc.	21,104	656

Schlumberger Ltd.	70	5

Tesoro Corp.	9,426	811

Transocean Ltd.	49,366	451

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Oil, Gas & Coal – 6.7% – continued

Valero Energy Corp.	16,962	$1,088
		9,647

Passenger Transportation – 1.4%

Delta Air Lines, Inc.	17,308	843

Southwest Airlines Co.	25,680	1,150
		1,993

Real Estate Investment Trusts – 2.1%

Host Hotels & Resorts, Inc.	59,755	998

Kimco Realty Corp.	10,168	293

SL Green Realty Corp.	8,207	795

Vornado Realty Trust	10,158	959
		3,045

Retail – Consumer Staples – 3.0%

Kroger (The) Co.	28,619	1,095

Target Corp.	16,821	1,384

Wal-Mart Stores, Inc.	26,575	1,820
		4,299

Retail – Discretionary – 5.7%

Amazon.com, Inc. *	3,085	1,831

Bed Bath & Beyond, Inc. *	17,331	860

Best Buy Co., Inc.	30,412	987

eBay, Inc. *	39,418	940

GameStop Corp., Class A	18,842	598

Gap (The), Inc.	34,101	1,003

Home Depot (The), Inc.	3,223	430

Lowe’s Cos., Inc.	289	22

Nordstrom, Inc.	3,529	202

Urban Outfitters, Inc. *	39,034	1,292
		8,165

Semiconductors – 3.2%

Intel Corp.	63,687	2,060

NVIDIA Corp.	6,413	229

Texas Instruments, Inc.	23,150	1,329

Xilinx, Inc.	21,077	1,000
		4,618

Software – 3.8%

CA, Inc.	33,457	1,030

Microsoft Corp.	78,644	4,344

Oracle Corp.	2,624	107
		5,481

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Specialty Finance – 2.4%

Capital One Financial Corp.	11,857	$822

Navient Corp.	75,715	906

Total System Services, Inc.	16,784	799

Western Union (The) Co.	49,305	951
		3,478

Technology Services – 2.8%

Accenture PLC, Class A	13,418	1,548

International Business Machines Corp.	13,364	2,024

Teradata Corp. *	17,718	465
		4,037

Telecom – 2.6%

AT&T, Inc.	22,014	862

CenturyLink, Inc.	2,848	91

Verizon Communications, Inc.	51,277	2,773
		3,726

Transportation & Logistics – 1.5%

C.H. Robinson Worldwide, Inc.	15,227	1,130

Expeditors International of Washington, Inc.	19,948	974

Norfolk Southern Corp.	113	9
		2,113

Utilities – 3.4%

AES Corp.	75,448	890

Consolidated Edison, Inc.	10,852	831

Entergy Corp.	11,801	936

FirstEnergy Corp.	29,989	1,079

Public Service Enterprise Group, Inc.	25,666	1,210
		4,946
Total Common Stocks
(Cost $139,510)		142,450

INVESTMENT COMPANIES – 1.1%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (1)(2)	1,540,936	1,541
Total Investment Companies
(Cost $1,541)		1,541

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.30%, 9/15/16 (3)(4)	$190	$190
Total Short-Term Investments
(Cost $190)		190

Total Investments – 100.0%
(Cost $141,241)		144,181

Other Assets less Liabilities – 0.0%		45
NET ASSETS – 100.0%		$144,226

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2016 is disclosed.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	17	$1,744	Long	6/16	$61

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.5%
Consumer Staples	10.5
Energy	6.8
Financials	14.7
Health Care	14.3
Industrials	10.7
Information Technology	20.9
Materials	3.5
Telecommunication Services	2.6
Utilities	3.5

Total	100.0%

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$142,450	$–	$–	$142,450
Investment Companies	1,541	–	–	1,541
Short-Term Investments	–	190	–	190
Total Investments	$143,991	$190	$–	$144,181

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$61	$–	$–	$61

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.3%

Apparel & Textile Products – 1.1%

VF Corp.	20,739	$1,343
Asset Management – 1.1%

Charles Schwab (The) Corp.	48,028	1,346
Automotive – 1.5%

General Motors Co.	57,555	1,809
Banking – 9.1%

Citigroup, Inc.	83,355	3,480

JPMorgan Chase & Co.	75,301	4,460

Wells Fargo & Co.	69,420	3,357
		11,297
Biotechnology & Pharmaceuticals – 10.2%

Allergan PLC *	8,685	2,328

Amgen, Inc.	8,343	1,251

Baxalta, Inc.	76,987	3,110

Biogen, Inc. *	9,369	2,439

Celgene Corp. *	17,705	1,772

Gilead Sciences, Inc.	19,539	1,795
		12,695
Consumer Products – 2.8%

Mondelez International, Inc., Class A	47,725	1,915

Procter & Gamble (The) Co.	19,860	1,634
		3,549
Electrical Equipment – 5.9%

Eaton Corp. PLC	42,907	2,684

General Electric Co.	92,888	2,953

Honeywell International, Inc.	15,070	1,689
		7,326
Gaming, Lodging & Restaurants – 6.1%

McDonald’s Corp.	14,401	1,810

Starbucks Corp.	45,043	2,689

Wynn Resorts Ltd.	13,021	1,216

Yum! Brands, Inc.	22,355	1,830
		7,545
Hardware – 5.4%

Apple, Inc.	50,501	5,504

EMC Corp.	47,847	1,275
		6,779
Health Care Facilities & Services – 2.8%

Community Health Systems, Inc. *	60,124	1,113

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.3% – continued

Health Care Facilities & Services – 2.8% – continued

Express Scripts Holding Co. *	33,663	$2,312
		3,425
Home & Office Products – 1.4%

Masco Corp.	57,364	1,804
Institutional Financial Services – 1.9%

Intercontinental Exchange, Inc.	10,015	2,355
Insurance – 3.7%

American International Group, Inc.	36,747	1,986

MetLife, Inc.	60,538	2,660
		4,646
Iron & Steel – 2.1%

Nucor Corp.	54,347	2,571
Media – 9.3%

Alphabet, Inc., Class A *	1,831	1,397

Alphabet, Inc., Class C *	6,278	4,677

Twenty-First Century Fox, Inc., Class A	76,803	2,141

Twitter, Inc. *	51,085	845

Walt Disney (The) Co.	24,790	2,462
		11,522
Medical Equipment & Devices – 5.0%

Baxter International, Inc.	46,234	1,899

Danaher Corp.	19,153	1,817

Zimmer Biomet Holdings, Inc.	24,100	2,570
		6,286
Oil, Gas & Coal – 7.4%

BP PLC ADR	53,766	1,623

Chevron Corp.	13,982	1,334

EOG Resources, Inc.	16,896	1,226

Exxon Mobil Corp.	25,425	2,125

Halliburton Co.	33,132	1,184

Schlumberger Ltd.	23,733	1,750
		9,242
Real Estate Investment Trusts – 1.7%

American Tower Corp.	20,889	2,139
Retail – Consumer Staples – 3.1%

CVS Health Corp.	37,659	3,906
Retail – Discretionary – 3.3%

Dick’s Sporting Goods, Inc.	51,379	2,402

Kohl’s Corp.	36,552	1,704
		4,106

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.3% – continued

Semiconductors – 4.1%

NXP Semiconductors N.V. *	31,353	$2,542

QUALCOMM, Inc.	49,139	2,513
		5,055

Software – 7.7%

Activision Blizzard, Inc.	71,226	2,410

Oracle Corp.	40,073	1,640

Rackspace Hosting, Inc. *	50,567	1,092

Red Hat, Inc. *	22,512	1,677

salesforce.com, Inc. *	36,873	2,722
		9,541

Specialty Finance – 1.8%

Alliance Data Systems Corp. *	5,895	1,297

American Express Co.	14,840	911
		2,208

Utilities – 0.8%

Duke Energy Corp.	12,486	1,007
Total Common Stocks
(Cost $93,759)		123,502

INVESTMENT COMPANIES – 0.7%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (1)(2)	862,513	863
Total Investment Companies
(Cost $863)		863

Total Investments – 100.0%
(Cost $94,622)		124,365

Other Assets less Liabilities – 0.0%		19
NET ASSETS – 100.0%		$124,384

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2016 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	15.7%
Consumer Staples	6.0
Energy	7.5
Financials	18.4
Health Care	16.7
Industrials	8.8
Information Technology	24.0
Materials	2.1
Utilities	0.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
INVESTMENTS	(000s)	(000s)	(000s)	(000s)
Common Stocks (1)	$123,502	$–	$–	$123,502
Investment Companies	863	–	–	863
Total Investments	$124,365	$–	$–	$124,365

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0%

Aerospace & Defense – 0.7%

Triumph Group, Inc.	254	$8

United Technologies Corp.	5,921	593
		601

Banking – 8.8%

Bank of America Corp.	102,546	1,386

Citigroup, Inc.	77,571	3,239

Fifth Third Bancorp	3,111	52

JPMorgan Chase & Co.	20,058	1,188

PNC Financial Services Group (The), Inc.	3,656	309

US Bancorp	7,700	313

Wells Fargo & Co.	27,156	1,313
		7,800

Biotechnology & Pharmaceuticals – 9.1%

Amgen, Inc.	2,743	411

Johnson & Johnson	21,254	2,300

Merck & Co., Inc.	37,364	1,977

Pfizer, Inc.	115,266	3,416
		8,104

Chemicals – 1.9%

Dow Chemical (The) Co.	7,002	356

Mosaic (The) Co.	24,719	667

Westlake Chemical Corp.	14,680	680
		1,703

Consumer Products – 3.2%

Archer-Daniels-Midland Co.	27,510	999

Pilgrim’s Pride Corp. *	26,731	679

Procter & Gamble (The) Co.	13,994	1,152
		2,830

Consumer Services – 0.2%

Aaron’s, Inc.	5,954	149

Containers & Packaging – 0.8%

Sonoco Products Co.	15,086	733

Design, Manufacturing & Distribution – 1.8%

Arrow Electronics, Inc. *	11,661	751

Avnet, Inc.	16,333	723

Jabil Circuit, Inc.	5,694	110
		1,584

Distributors – Consumer Staples – 0.9%

Bunge Ltd.	13,074	741

Sysco Corp.	1,746	81
		822

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Distributors – Discretionary – 1.3%

Genuine Parts Co.	5,199	$517

Ingram Micro, Inc., Class A	18,970	681
		1,198

Electrical Equipment – 3.2%

Eaton Corp. PLC	2,699	169

General Electric Co.	84,335	2,681
		2,850

Engineering & Construction Services – 2.3%

Fluor Corp.	14,406	774

Jacobs Engineering Group, Inc. *	17,014	741

Quanta Services, Inc. *	24,841	560
		2,075

Forest & Paper Products – 0.0%

Domtar Corp.	410	17

Gaming, Lodging & Restaurants – 0.8%

Darden Restaurants, Inc.	10,869	721

Hardware – 4.2%

ARRIS International PLC *	27,901	639

Cisco Systems, Inc.	46,396	1,321

Lexmark International, Inc., Class A	8,737	292

NetApp, Inc.	26,740	730

Western Digital Corp.	15,259	721
		3,703

Health Care Facilities & Services – 3.4%

Aetna, Inc.	5,367	603

Anthem, Inc.	2,504	348

Cardinal Health, Inc.	8,033	658

Centene Corp.*	343	21

Cigna Corp.	506	69

Humana, Inc.	3,082	564

UnitedHealth Group, Inc.	5,739	740
		3,003

Home & Office Products – 0.1%

Stanley Black & Decker, Inc.	1,175	124

Industrial Services – 0.2%

WESCO International, Inc. *	2,723	149

Institutional Financial Services – 3.1%

Bank of New York Mellon (The) Corp.	6,953	256

Goldman Sachs Group (The), Inc.	10,492	1,647

Morgan Stanley	10,444	261

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)

COMMON STOCKS – 99.0% – continued

Institutional Financial Services – 3.1% – continued

State Street Corp.	10,107	$592
		2,756

Insurance – 9.5%

Allstate (The) Corp.	17,365	1,170

American International Group, Inc.	49,798	2,692

Aspen Insurance Holdings Ltd.	450	22

Assured Guaranty Ltd.	26,614	673

Axis Capital Holdings Ltd.	12,660	702

Berkshire Hathaway, Inc., Class B *	9,340	1,325

Everest Re Group Ltd.	3,740	738

Hartford Financial Services Group (The), Inc.	1,903	88

Lincoln National Corp.	2,256	88

Loews Corp.	422	16

Prudential Financial, Inc.	2,855	206

Validus Holdings Ltd.	670	32

Voya Financial, Inc.	22,771	678
		8,430

Iron & Steel – 1.2%

Nucor Corp.	7,882	373

Reliance Steel & Aluminum Co.	10,783	746
		1,119

Machinery – 1.3%

AGCO Corp.	740	37

Caterpillar, Inc.	4,453	341

Parker-Hannifin Corp.	6,764	751
		1,129

Manufactured Goods – 1.0%

Timken (The) Co.	4,340	145

Valmont Industries, Inc.	5,767	714
		859

Media – 0.8%

Twenty-First Century Fox, Inc., Class A	26,342	734

Medical Equipment & Devices – 1.1%

Abbott Laboratories	12,066	505

Agilent Technologies, Inc.	3,678	146

Stryker Corp.	659	71

Thermo Fisher Scientific, Inc.	1,751	248
		970

Oil, Gas & Coal – 11.0%

Baker Hughes, Inc.	19,489	854

Chevron Corp.	22,391	2,136

	NUMBER OF SHARES	VALUE (000s)

COMMON STOCKS – 99.0% – continued

Oil, Gas & Coal – 11.0% – continued

ConocoPhillips	55,282	$2,226

HollyFrontier Corp.	19,943	704

National Oilwell Varco, Inc.	23,389	728

Noble Corp. PLC	12,735	132

Patterson-UTI Energy, Inc.	475	8

QEP Resources, Inc.	48,174	680

Superior Energy Services, Inc.	10,320	138

Valero Energy Corp.	21,589	1,385

Weatherford International PLC *	17,478	136

World Fuel Services Corp.	13,922	676
		9,803

Real Estate Investment Trusts – 3.3%

Corporate Office Properties Trust	5,737	150

Host Hotels & Resorts, Inc.	46,037	769

Kimco Realty Corp.	27,138	781

Piedmont Office Realty Trust, Inc., Class A	34,764	706

Prologis, Inc.	11,748	519
		2,925

Retail – Consumer Staples – 5.2%

Dollar General Corp.	8,641	740

Target Corp.	5,118	421

Walgreens Boots Alliance, Inc.	5,459	460

Wal-Mart Stores, Inc.	44,240	3,030
		4,651

Retail – Discretionary – 2.6%

Bed Bath & Beyond, Inc. *	10,362	514

Best Buy Co., Inc.	19,600	636

Dillard’s, Inc., Class A	279	24

GameStop Corp., Class A	1,883	60

Kohl’s Corp.	11,429	533

Macy’s, Inc.	12,218	539

Staples, Inc.	2,768	30
		2,336

Semiconductors – 1.9%

Intel Corp.	12,003	388

NVIDIA Corp.	2,173	78

QUALCOMM, Inc.	23,257	1,189
		1,655

Software – 1.7%

ANSYS, Inc. *	8,084	723

CA, Inc.	24,575	757
		1,480

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Specialty Finance – 1.5%

Capital One Financial Corp.	3,945	$274

CIT Group, Inc.	21,069	654

Navient Corp.	36,787	440

Santander Consumer USA Holdings, Inc. *	1,849	19
		1,387

Technology Services – 3.9%

Computer Sciences Corp.	22,454	772

DST Systems, Inc.	5,998	676

Leidos Holdings, Inc.	200	10

Teradata Corp. *	15,681	412

Thomson Reuters Corp.	20,593	834

Xerox Corp.	70,708	789
		3,493

Telecom – 0.9%

CenturyLink, Inc.	25,540	816

Utilities – 6.1%

American Electric Power Co., Inc.	3,011	200

Calpine Corp. *	48,716	739

Consolidated Edison, Inc.	1,417	109

Duke Energy Corp.	19,364	1,562

Edison International	7,304	525

Exelon Corp.	4,903	176

FirstEnergy Corp.	22,508	810

OGE Energy Corp.	26,245	751

Public Service Enterprise Group, Inc.	11,340	534
		5,406
Total Common Stocks
(Cost $87,872)		88,115

RIGHTS – 0.0%

Real Estate Investment Trusts – 0.0%

Property Development Centers LLC (Contingent Value Rights) *	24,083	1

Retail – Consumer Staples – 0.0%

Casa Ley (Contingent Value Rights) *	24,083	25
Total Rights
(Cost $26)		26

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.8%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (1)(2)	716,618	$717
Total Investment Companies
(Cost $717)		717

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.30%, 9/15/16 (3)(4)	$150	$150
Total Short-Term Investments
(Cost $150)		150

Total Investments – 100.0%
(Cost $88,765)		89,008

Other Assets less Liabilities – 0.0%		40
NET ASSETS – 100.0%		$89,048

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2016 is disclosed.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	8	$821	Long	6/16	$30

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	7.3%
Consumer Staples	8.1
Energy	11.1
Financials	26.4
Health Care	13.7
Industrials	8.9
Information Technology	13.4
Materials	4.1
Telecommunication Services	0.9
Utilities	6.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$88,115	$–	$–	$88,115
Rights (1)	–	26	–	26
Investment Companies	717	–	–	717
Short-Term Investments	–	150	–	150
Total Investments	$88,832	$176	$–	$89,008

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$30	$–	$–	$30

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7%

Aerospace & Defense – 1.4%

AAR Corp.	4,040	$94

Aerojet Rocketdyne Holdings, Inc. *	13,130	215

Aerovironment, Inc. *	4,498	127

Astronics Corp. *	3,781	144

Astronics Corp., Class B *	1,151	44

Ducommun, Inc. *	2,969	45

Esterline Technologies Corp. *	4,581	294

HEICO Corp.	9,996	601

KLX, Inc. *	7,500	241

LMI Aerospace, Inc. *	1,614	14

Moog, Inc., Class A *	8,029	367

Sevcon, Inc. *	529	5

SIFCO Industries, Inc. *	452	4

Smith & Wesson Holding Corp. *	7,981	212

Sturm Ruger & Co., Inc.	2,743	188

TASER International, Inc. *	7,716	152

Teledyne Technologies, Inc. *	6,812	600

Triumph Group, Inc.	7,800	246

Woodward, Inc.	12,394	645
		4,238

Apparel & Textile Products – 1.0%

Albany International Corp., Class A	4,100	154

Cherokee, Inc. *	379	7

Columbia Sportswear Co.	7,238	435

Crocs, Inc. *	10,100	97

Deckers Outdoor Corp. *	6,084	365

Delta Apparel, Inc. *	8,425	161

G-III Apparel Group Ltd. *	9,374	458

Iconix Brand Group, Inc. *	6,942	56

Movado Group, Inc.	3,392	93

Oxford Industries, Inc.	2,840	191

Perry Ellis International, Inc. *	2,565	47

Steven Madden Ltd. *	10,227	379

Superior Uniform Group, Inc.	7,446	133

Tumi Holdings, Inc. *	6,900	185

Unifi, Inc. *	2,501	57

Weyco Group, Inc.	3,333	89

Wolverine World Wide, Inc.	15,644	288
		3,195

Asset Management – 0.6%

Altisource Asset Management Corp. *	3,200	38

Artisan Partners Asset Management, Inc., Class A	5,000	154

Ashford, Inc. *	188	8

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Asset Management – 0.6% – continued

Associated Capital Group, Inc., Class A *	2,528	$71

Calamos Asset Management, Inc., Class A	1,934	16

Cohen & Steers, Inc.	3,162	123

Diamond Hill Investment Group, Inc.	979	174

Financial Engines, Inc.	7,102	223

GAMCO Investors, Inc., Class A	2,528	94

Janus Capital Group, Inc.	22,003	322

NorthStar Asset Management Group, Inc.	16,455	187

Pzena Investment Management, Inc., Class A	4,185	32

Safeguard Scientifics, Inc. *	2,893	38

Siebert Financial Corp. *	919	1

StoneCastle Financial Corp.	3,800	66

Virtus Investment Partners, Inc.	957	75

Westwood Holdings Group, Inc.	472	28

WisdomTree Investments, Inc.	18,123	207
		1,857

Automotive – 1.0%

American Axle & Manufacturing Holdings, Inc. *	9,246	142

Cooper Tire & Rubber Co.	11,498	426

Cooper-Standard Holding, Inc. *	2,128	153

Dana Holding Corp.	28,823	406

Dorman Products, Inc. *	6,199	337

Gentherm, Inc. *	4,948	206

Horizon Global Corp. *	2,474	31

Methode Electronics, Inc.	7,485	219

Miller Industries, Inc.	3,593	73

Modine Manufacturing Co. *	2,521	28

Motorcar Parts of America, Inc. *	2,700	103

Standard Motor Products, Inc.	4,252	147

Strattec Security Corp.	520	30

Superior Industries International, Inc.	4,781	106

Tenneco, Inc. *	10,861	559

TriMas Corp. *	6,186	108

Unique Fabricating, Inc.	300	4
		3,078

Banking – 9.5%

1st Source Corp.	5,651	180

Access National Corp.	6,511	129

American National Bankshares, Inc.	2,691	68

Ameris Bancorp	5,786	171

Ames National Corp.	2,553	63

Anchor BanCorp Wisconsin, Inc. *	1,300	59

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Banking – 9.5% – continued

Arrow Financial Corp.	7,493	$199

Astoria Financial Corp.	11,005	174

Athens Bancshares Corp.	2,700	69

Banc of California, Inc.	784	14

BancFirst Corp.	3,624	207

Banco Latinoamericano de Comercio Exterior S.A.	8,263	200

Bancorp (The), Inc. *	1,364	8

BancorpSouth, Inc.	13,605	290

Bank Mutual Corp.	5,265	40

Bank of Hawaii Corp.	6,955	475

Bank of Marin Bancorp	1,700	84

Bank of South Carolina Corp.	110	2

Bank of the Ozarks, Inc.	12,374	519

BankFinancial Corp.	1,696	20

Bankwell Financial Group, Inc.	1,000	20

Banner Corp.	2,556	107

Bar Harbor Bankshares	2,805	93

BBCN Bancorp, Inc.	13,174	200

BCB Bancorp, Inc.	498	5

Beneficial Bancorp, Inc. *	9,524	130

Berkshire Bancorp, Inc.	121	1

Berkshire Hills Bancorp, Inc.	9,320	251

BNC Bancorp	3,400	72

BofI Holding, Inc. *	8,112	173

Boston Private Financial Holdings, Inc.	15,872	182

Brookline Bancorp, Inc.	11,512	127

Bryn Mawr Bank Corp.	5,045	130

C&F Financial Corp.	441	17

California First National Bancorp	1,606	21

Camden National Corp.	2,684	113

Cape Bancorp, Inc.	949	13

Capital Bank Financial Corp., Class A	5,100	157

Capital City Bank Group, Inc.	4,034	59

Capitol Federal Financial, Inc.	16,871	224

Cardinal Financial Corp.	4,623	94

Cascade Bancorp *	5,601	32

Cathay General Bancorp	10,765	305

CenterState Banks, Inc.	504	7

Century Bancorp, Inc., Class A	5,070	197

Chemical Financial Corp.	4,679	167

Cheviot Financial Corp.	634	9

Chicopee Bancorp, Inc.	784	14

Citizens & Northern Corp.	737	15

City Holding Co.	2,692	129

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Banking – 9.5% – continued

Clifton Bancorp, Inc.	6,893	$104

CoBiz Financial, Inc.	1,539	18

Columbia Banking System, Inc.	7,242	217

Commercial National Financial Corp.	121	2

Community Bank System, Inc.	5,379	206

Community Trust Bancorp, Inc.	5,937	210

ConnectOne Bancorp, Inc.	5,252	86

Customers Bancorp, Inc. *	5,300	125

CVB Financial Corp.	13,421	234

Dime Community Bancshares, Inc.	7,417	131

DNB Financial Corp.	4,581	131

Eagle Bancorp, Inc. *	4,471	215

Enterprise Bancorp, Inc.	596	16

Enterprise Financial Services Corp.	753	20

ESSA Bancorp, Inc.	9,377	126

EverBank Financial Corp.	15,675	237

Farmers Capital Bank Corp.	3,403	90

FCB Financial Holdings, Inc., Class A *	3,450	115

Fidelity Southern Corp.	1,690	27

Financial Institutions, Inc.	3,621	105

First Bancorp	8,069	152

First Bancorp, Inc.	2,935	57

First Busey Corp.	10,621	217

First Citizens BancShares, Inc., Class A	1,320	331

First Clover Leaf Financial Corp.	167	2

First Commonwealth Financial Corp.	20,200	179

First Community Bancshares, Inc.	4,619	92

First Defiance Financial Corp.	1,591	61

First Financial Bancorp	14,257	259

First Financial Bankshares, Inc.	9,721	288

First Financial Corp.	2,631	90

First Financial Northwest, Inc.	685	9

First Internet Bancorp	2,800	65

First Interstate BancSystem, Inc., Class A	2,100	59

First Merchants Corp.	9,293	219

First Midwest Bancorp, Inc.	10,135	183

First NBC Bank Holding Co. *	2,300	47

First of Long Island (The) Corp.	7,934	226

First South Bancorp, Inc.	344	3

FirstMerit Corp.	22,803	480

Flushing Financial Corp.	4,464	96

FNB Corp.	31,505	410

Fox Chase Bancorp, Inc.	5,333	103

Fulton Financial Corp.	27,769	372

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Banking – 9.5% – continued

German American Bancorp, Inc.	333	$11

Glacier Bancorp, Inc.	10,929	278

Great Southern Bancorp, Inc.	5,395	200

Great Western Bancorp, Inc.	6,900	188

Guaranty Bancorp	832	13

Hancock Holding Co.	12,665	291

Hanmi Financial Corp.	4,753	105

Hawthorn Bancshares, Inc.	988	15

Heartland Financial USA, Inc.	2,910	90

Heritage Financial Corp.	1,031	18

HF Financial Corp.	498	9

Hilltop Holdings, Inc. *	12,035	227

Hingham Institution for Savings	64	8

Home BancShares, Inc.	8,066	330

Home Federal Bancorp, Inc.	2,915	64

IBERIABANK Corp.	5,208	267

Independent Bank Corp.	6,254	287

Independent Bank Group, Inc.	3,900	107

International Bancshares Corp.	9,333	230

Investors Bancorp, Inc.	56,605	659

Kearny Financial Corp.	11,285	139

Kentucky First Federal Bancorp	709	6

Lake Shore Bancorp, Inc.	300	4

Lakeland Bancorp, Inc.	7,790	79

Lakeland Financial Corp.	1,099	50

Landmark Bancorp, Inc.	5,286	132

LegacyTexas Financial Group, Inc.	9,094	179

MainSource Financial Group, Inc.	1,125	24

MB Financial, Inc.	11,930	387

Mercantile Bank Corp.	900	20

Merchants Bancshares, Inc.	6,428	191

Meridian Bancorp, Inc.	7,775	108

Middleburg Financial Corp.	2,231	48

MidSouth Bancorp, Inc.	747	6

MidWestOne Financial Group, Inc.	455	12

MSB Financial Corp. *	2,400	31

MutualFirst Financial, Inc.	370	9

NASB Financial, Inc.	4,247	136

National Bank Holdings Corp., Class A	7,700	157

National Bankshares, Inc.	1,813	62

National Penn Bancshares, Inc.	22,788	242

NBT Bancorp, Inc.	9,523	257

Northeast Community Bancorp, Inc.	879	6

Northfield Bancorp, Inc.	7,895	130

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Banking – 9.5% – continued

Northrim BanCorp, Inc.	3,046	$73

Northwest Bancshares, Inc.	16,528	223

Norwood Financial Corp.	2,082	57

OceanFirst Financial Corp.	5,243	93

OFG Bancorp	7,551	53

Ohio Valley Banc Corp.	704	15

Old National Bancorp	13,647	166

Opus Bank	2,200	75

Oritani Financial Corp.	8,852	150

Pacific Continental Corp.	764	12

Park National Corp.	1,975	178

Peapack Gladstone Financial Corp.	4,304	73

Peoples Bancorp, Inc.	784	15

Peoples Financial Corp. *	236	2

Peoples Financial Services Corp.	400	15

Pinnacle Financial Partners, Inc.	7,119	349

Popular, Inc.	10,928	313

Preferred Bank	2,600	79

Premier Financial Bancorp, Inc.	1,804	28

PrivateBancorp, Inc.	12,431	480

Prosperity Bancshares, Inc.	9,824	456

Provident Financial Services, Inc.	9,015	182

Prudential Bancorp, Inc.	1,000	14

Pulaski Financial Corp.	639	10

QCR Holdings, Inc.	7,278	174

Renasant Corp.	5,489	181

Republic Bancorp, Inc., Class A	1,775	46

Republic First Bancorp, Inc. *	24,493	103

S&T Bancorp, Inc.	4,682	121

Sandy Spring Bancorp, Inc.	4,023	112

Seacoast Banking Corp. of Florida *	841	13

ServisFirst Bancshares, Inc.	2,200	98

Severn Bancorp, Inc. *	1,266	6

Shore Bancshares, Inc.	677	8

SI Financial Group, Inc.	781	11

Sierra Bancorp	784	14

Simmons First National Corp., Class A	4,421	199

South State Corp.	6,351	408

Southern National Bancorp of Virginia, Inc.	655	8

Southside Bancshares, Inc.	3,556	93

Southwest Bancorp, Inc.	778	12

State Bank Financial Corp.	7,500	148

Sterling Bancorp	9,398	150

Stock Yards Bancorp, Inc.	5,680	219

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Banking – 9.5% – continued

Suffolk Bancorp	712	$18

Sun Bancorp, Inc. *	289	6

Talmer Bancorp, Inc., Class A	4,900	89

TCF Financial Corp.	26,800	329

Texas Capital Bancshares, Inc. *	6,309	242

Tompkins Financial Corp.	2,483	159

Towne Bank	5,335	102

TriCo Bancshares	2,898	73

TrustCo Bank Corp. NY	9,060	55

Trustmark Corp.	10,729	247

UMB Financial Corp.	7,397	382

Umpqua Holdings Corp.	35,805	568

Union Bankshares Corp.	9,748	240

United Bancorp, Inc.	498	4

United Bankshares, Inc.	10,963	402

United Community Banks, Inc.	5,916	109

United Financial Bancorp, Inc.	6,325	80

Univest Corp. of Pennsylvania	486	9

Valley National Bancorp	29,593	282

Washington Federal, Inc.	13,100	297

Washington Trust Bancorp, Inc.	3,368	126

Waterstone Financial, Inc.	3,658	50

Webster Financial Corp.	14,707	528

WesBanco, Inc.	5,416	161

West Bancorporation, Inc.	2,751	50

Westamerica Bancorporation	5,910	288

Western Alliance Bancorp *	13,664	456

Westfield Financial, Inc.	2,146	18

Wilshire Bancorp, Inc.	14,235	147

Wintrust Financial Corp.	6,574	291

WSFS Financial Corp.	8,547	278

Yadkin Financial Corp.	3,969	94
		29,677

Biotechnology & Pharmaceuticals – 5.1%

ACADIA Pharmaceuticals, Inc. *	1,392	39

Aceto Corp.	4,966	117

Achillion Pharmaceuticals, Inc. *	14,730	114

Acorda Therapeutics, Inc. *	7,427	196

Adamas Pharmaceuticals, Inc. *	7,200	104

Adamis Pharmaceuticals Corp. *	17,800	109

Advaxis, Inc. *	9,000	81

Aegerion Pharmaceuticals, Inc. *	5,144	19

Aerie Pharmaceuticals, Inc. *	3,700	45

Agenus, Inc. *	13,500	56

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Biotechnology & Pharmaceuticals – 5.1% – continued

Agios Pharmaceuticals, Inc. *	2,057	$83

Akorn, Inc. *	10,770	253

Albany Molecular Research, Inc. *	10,239	157

Alder Biopharmaceuticals, Inc. *	2,800	69

Aldeyra Therapeutics, Inc. *	3,844	16

AMAG Pharmaceuticals, Inc. *	7,300	171

Amicus Therapeutics, Inc. *	6,600	56

Amphastar Pharmaceuticals, Inc. *	5,800	70

Anacor Pharmaceuticals, Inc. *	4,605	246

ANI Pharmaceuticals, Inc. *	2,900	98

Anika Therapeutics, Inc. *	5,946	266

Aralez Pharmaceuticals, Inc. *	10,722	38

Aratana Therapeutics, Inc. *	4,600	25

Ardelyx, Inc. *	7,800	61

Arena Pharmaceuticals, Inc. *	37,280	73

Array BioPharma, Inc. *	16,695	49

Assembly Biosciences, Inc. *	7,200	36

Asterias Biotherapeutics, Inc. *	2,800	13

Atara Biotherapeutics, Inc. *	2,100	40

Avalanche Biotechnologies, Inc. *	3,000	15

Bellicum Pharmaceuticals, Inc. *	2,700	25

BioCryst Pharmaceuticals, Inc. *	8,913	25

BioDelivery Sciences International, Inc. *	14,996	48

BioSpecifics Technologies Corp. *	4,352	152

Blueprint Medicines Corp. *	3,400	61

Cambrex Corp. *	21,175	932

Cara Therapeutics, Inc. *	5,100	32

Celldex Therapeutics, Inc. *	7,628	29

Cellular Biomedicine Group, Inc. *	5,700	106

Chiasma, Inc. *	3,900	36

Clovis Oncology, Inc. *	6,101	117

Coherus Biosciences, Inc. *	4,300	91

Collegium Pharmaceutical, Inc. *	3,800	69

Concert Pharmaceuticals, Inc. *	5,500	75

CorMedix, Inc. *	2,400	6

Curis, Inc. (1)*	68	–

Cytokinetics, Inc. *	7,400	52

Depomed, Inc. *	12,841	179

Dermira, Inc. *	3,000	62

Dicerna Pharmaceuticals, Inc. *	4,600	25

Dipexium Pharmaceuticals, Inc. *	11,200	106

Dynavax Technologies Corp. *	5,976	115

Eagle Pharmaceuticals, Inc. *	1,473	60

Egalet Corp. *	4,600	32

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Biotechnology & Pharmaceuticals – 5.1% – continued

Eiger BioPharmaceuticals, Inc. *	347	$6

Emergent BioSolutions, Inc. *	10,107	367

Enanta Pharmaceuticals, Inc. *	2,700	79

Epizyme, Inc. *	6,400	78

Esperion Therapeutics, Inc. *	3,200	54

Exelixis, Inc. *	30,200	121

Five Prime Therapeutics, Inc. *	5,100	207

Flexion Therapeutics, Inc. *	7,200	66

Geron Corp. *	18,400	54

Harvard Apparatus Regenerative Technology, Inc. *	481	1

Heron Therapeutics, Inc. *	9,717	184

Heska Corp. *	5,340	152

Horizon Pharma PLC *	8,400	139

Ignyta, Inc. *	7,000	47

Immune Design Corp. *	6,100	79

ImmunoGen, Inc. *	14,785	126

Immunomedics, Inc. *	17,691	44

Impax Laboratories, Inc. *	13,956	447

Imprimis Pharmaceuticals, Inc. *	16,800	67

Infinity Pharmaceuticals, Inc. *	17,491	92

Innoviva, Inc.	7,600	96

Inovio Pharmaceuticals, Inc. *	9,528	83

Insmed, Inc. *	7,206	91

Insys Therapeutics, Inc. *	6,100	98

Intersect ENT, Inc. *	7,700	146

Intra-Cellular Therapies, Inc. *	4,000	111

Juniper Pharmaceuticals, Inc. *	10,300	68

KemPharm, Inc. *	4,200	61

Keryx Biopharmaceuticals, Inc. *	1,071	5

La Jolla Pharmaceutical Co. *	5,700	119

Lannett Co., Inc. *	11,920	214

Lexicon Pharmaceuticals, Inc. *	7,167	86

Ligand Pharmaceuticals, Inc. *	7,736	828

Lion Biotechnologies, Inc. *	3,100	16

Lipocine, Inc. *	11,200	114

Loxo Oncology, Inc. *	2,900	79

MacroGenics, Inc. *	3,200	60

Medicines (The) Co. *	11,396	362

Merrimack Pharmaceuticals, Inc. *	11,799	99

Mirati Therapeutics, Inc. *	3,000	64

Momenta Pharmaceuticals, Inc. *	11,687	108

Natural Alternatives International, Inc. *	714	10

Nature’s Sunshine Products, Inc.	6,803	65

Nektar Therapeutics *	20,212	278

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Biotechnology & Pharmaceuticals – 5.1% – continued

Neurocrine Biosciences, Inc. *	1,840	$73

NewLink Genetics Corp. *	3,500	64

Northwest Biotherapeutics, Inc. *	3,100	5

Novavax, Inc. *	43,559	225

Nutraceutical International Corp. *	6,512	159

Ocular Therapeutix, Inc. *	4,600	44

Ohr Pharmaceutical, Inc. *	7,500	24

Omega Protein Corp. *	930	16

Omeros Corp. *	8,500	130

OncoMed Pharmaceuticals, Inc. *	4,300	43

OPKO Health, Inc. *	14,795	154

Orexigen Therapeutics, Inc. *	37,837	21

Osiris Therapeutics, Inc. *	9,064	52

Otonomy, Inc. *	3,800	57

Pacira Pharmaceuticals, Inc. *	6,500	344

Paratek Pharmaceuticals, Inc. *	6,006	91

PDL BioPharma, Inc.	21,289	71

Pfenex, Inc. *	2,300	23

Phibro Animal Health Corp., Class A	4,200	114

Prestige Brands Holdings, Inc. *	10,550	563

Progenics Pharmaceuticals, Inc. *	2,253	10

ProQR Therapeutics N.V. *	2,600	13

Prothena Corp. PLC *	3,500	144

PTC Therapeutics, Inc. *	3,013	19

Raptor Pharmaceutical Corp. *	14,629	67

Recro Pharma, Inc. *	2,006	12

Repligen Corp. *	9,575	257

Retrophin, Inc. *	7,400	101

Revance Therapeutics, Inc. *	3,700	65

Sagent Pharmaceuticals, Inc. *	7,247	88

Sangamo BioSciences, Inc. *	13,883	84

Sarepta Therapeutics, Inc. *	10,200	199

SciClone Pharmaceuticals, Inc. *	10,447	115

Sorrento Therapeutics, Inc. *	12,300	66

Spectrum Pharmaceuticals, Inc. *	2,516	16

Stemline Therapeutics, Inc. *	3,700	17

Sucampo Pharmaceuticals, Inc., Class A *	11,225	123

Supernus Pharmaceuticals, Inc. *	6,400	98

TG Therapeutics, Inc. *	14,900	127

TherapeuticsMD, Inc. *	8,400	54

Theravance Biopharma, Inc. *	6,300	118

Tobira Therapeutics, Inc. *	6,700	55

Tokai Pharmaceuticals, Inc. *	11,800	66

Tonix Pharmaceuticals Holding Corp. *	6,500	16

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Biotechnology & Pharmaceuticals – 5.1% – continued

USANA Health Sciences, Inc. *	3,291	$400

Vanda Pharmaceuticals, Inc. *	17,698	148

Versartis, Inc. *	6,300	51

Vitae Pharmaceuticals, Inc. *	500	3

Vital Therapies, Inc. *	7,700	70

Xencor, Inc. *	1,800	24

XenoPort, Inc. *	10,100	46

ZIOPHARM Oncology, Inc. *	12,646	94

Zogenix, Inc. *	9,800	91
		15,951

Chemicals – 1.8%

A. Schulman, Inc.	5,239	143

American Vanguard Corp. *	3,978	63

Axiall Corp.	9,864	215

Balchem Corp.	4,069	252

Calgon Carbon Corp.	8,874	124

Chemtura Corp. *	18,088	478

Ferro Corp. *	15,608	185

FutureFuel Corp.	3,099	37

H.B. Fuller Co.	10,846	460

Hawkins, Inc.	5,692	205

Innophos Holdings, Inc.	3,706	115

Innospec, Inc.	6,040	262

KMG Chemicals, Inc.	5,116	118

Koppers Holdings, Inc. *	11,371	256

Kraton Performance Polymers, Inc. *	4,387	76

Kronos Worldwide, Inc.	700	4

Landec Corp. *	2,900	30

LSB Industries, Inc. *	893	11

Materion Corp.	8,330	221

Minerals Technologies, Inc.	7,482	425

Oil-Dri Corp. of America	3,198	108

Olin Corp.	12,486	217

OMNOVA Solutions, Inc. *	1,673	9

PolyOne Corp.	5,892	178

Quaker Chemical Corp.	3,688	313

Sensient Technologies Corp.	9,385	596

Stepan Co.	4,145	229

Synalloy Corp.	100	1

WD-40 Co.	3,853	416
		5,747

Commercial Services – 2.6%

ABM Industries, Inc.	9,119	295

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Commercial Services – 2.6% – continued

Advisory Board (The) Co. *	8,445	$272

AMN Healthcare Services, Inc. *	8,140	274

ARC Document Solutions, Inc. *	2,826	13

Ascent Capital Group, Inc., Class A *	1,319	20

Barrett Business Services, Inc.	931	27

Brady Corp., Class A	6,847	184

Brink’s (The) Co.	8,355	281

CBIZ, Inc. *	19,521	197

CDI Corp.	1,448	9

CEB, Inc.	5,339	346

Cimpress N.V. *	4,785	434

Collectors Universe, Inc.	10,069	167

Computer Task Group, Inc.	1,924	10

CorVel Corp. *	4,792	189

CRA International, Inc. *	9,523	187

Cross Country Healthcare, Inc. *	6,341	74

Deluxe Corp.	9,239	577

Ennis, Inc.	4,935	96

Franklin Covey Co. *	938	16

FTI Consulting, Inc. *	5,057	180

G&K Services, Inc., Class A	3,677	269

GP Strategies Corp. *	3,784	104

Hackett Group (The), Inc.	2,440	37

Healthcare Services Group, Inc.	14,375	529

HMS Holdings Corp. *	13,927	200

Huron Consulting Group, Inc. *	5,140	299

Information Services Group, Inc. *	9,962	39

Innodata, Inc. *	1,821	4

Insperity, Inc.	4,201	217

Intersections, Inc. *	576	1

Kelly Services, Inc., Class A	5,204	99

Kforce, Inc.	5,901	116

Korn/Ferry International	8,348	236

LifeLock, Inc. *	11,000	133

National Research Corp., Class A	7,143	111

Navigant Consulting, Inc. *	7,304	115

On Assignment, Inc. *	7,815	289

R.R. Donnelley & Sons Co.	7,001	115

Resources Connection, Inc.	8,200	128

RPX Corp. *	10,700	120

Sotheby’s	9,471	253

SP Plus Corp. *	4,582	110

TriNet Group, Inc. *	4,700	67

TrueBlue, Inc. *	10,150	265

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Commercial Services – 2.6% – continued

UniFirst Corp.	2,693	$294

Vectrus, Inc. *	3,400	77

Viad Corp.	4,615	135

Volt Information Sciences, Inc. *	2,603	20

Where Food Comes From, Inc. *	1,000	2
		8,232

Construction Materials – 0.8%

Advanced Drainage Systems, Inc.	3,600	77

Apogee Enterprises, Inc.	7,220	317

Boise Cascade Co. *	5,300	110

Deltic Timber Corp.	3,741	225

Headwaters, Inc. *	13,026	258

Louisiana-Pacific Corp. *	19,536	334

Patrick Industries, Inc. *	3,000	136

Tecnoglass, Inc. *	6,000	76

Trex Co., Inc. *	7,220	346

United States Lime & Minerals, Inc.	3,992	239

Universal Forest Products, Inc.	3,261	280

US Concrete, Inc. *	3,300	197
		2,595

Consumer Products – 2.4%

Adecoagro S.A. *	13,083	151

Alico, Inc.	1,171	32

B&G Foods, Inc.	9,154	319

Boston Beer (The) Co., Inc., Class A *	1,312	243

Bridgford Foods Corp. *	366	5

Cal-Maine Foods, Inc.	6,014	312

Central Garden & Pet Co., Class A *	4,215	69

Clearwater Paper Corp. *	3,285	159

Coca-Cola Bottling Co. Consolidated	1,647	263

Craft Brew Alliance, Inc. *	7,309	60

Darling Ingredients, Inc. *	27,052	356

Dean Foods Co.	11,800	204

Elizabeth Arden, Inc. *	1,373	11

Farmer Brothers Co. *	6,714	187

Female Health (The) Co. *	935	2

Fresh Del Monte Produce, Inc.	4,800	202

Golden Enterprises, Inc.	454	2

Helen of Troy Ltd. *	5,726	594

HRG Group, Inc. *	12,640	176

Inter Parfums, Inc.	5,015	155

J&J Snack Foods Corp.	4,111	445

Lancaster Colony Corp.	3,933	435

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Consumer Products – 2.4% – continued

Lifeway Foods, Inc. *	296	$3

National Beverage Corp. *	8,591	364

Orchids Paper Products Co.	486	13

Post Holdings, Inc. *	10,362	713

Revlon, Inc., Class A *	486	18

Sanderson Farms, Inc.	4,118	371

Seaboard Corp. *	59	177

Seneca Foods Corp., Class A *	296	10

Snyder’s-Lance, Inc.	7,038	222

Tejon Ranch Co. *	2,839	59

Tootsie Roll Industries, Inc.	6,173	216

TreeHouse Foods, Inc. *	7,186	623

United-Guardian, Inc.	492	10

Universal Corp.	3,656	208

Vector Group Ltd.	11,993	274
		7,663

Consumer Services – 0.7%

Aaron’s, Inc.	9,691	243

American Public Education, Inc. *	5,609	116

Apollo Education Group, Inc. *	19,200	158

Bridgepoint Education, Inc. *	766	8

Bright Horizons Family Solutions, Inc. *	5,200	337

Capella Education Co.	3,206	169

DeVry Education Group, Inc.	9,476	163

Grand Canyon Education, Inc. *	7,469	319

K12, Inc. *	8,771	87

Matthews International Corp., Class A	5,424	279

Medifast, Inc.	486	15

Nutrisystem, Inc.	5,300	110

Regis Corp. *	9,337	142

Rent-A-Center, Inc.	7,274	115

Strayer Education, Inc. *	1,599	78
		2,339

Containers & Packaging – 0.5%

AEP Industries, Inc.	2,337	154

Berry Plastics Group, Inc. *	16,932	612

Greif, Inc., Class A	4,300	141

KapStone Paper and Packaging Corp.	11,023	153

Multi-Color Corp.	3,177	169

Myers Industries, Inc.	3,563	46

Tredegar Corp.	6,333	99

UFP Technologies, Inc. *	5,200	116
		1,490

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Design, Manufacturing & Distribution – 0.3%

Benchmark Electronics, Inc. *	11,803	$272

CTS Corp.	7,009	110

Fabrinet *	5,500	178

Plexus Corp. *	4,853	192

Sanmina Corp. *	12,459	291

Transcat, Inc. *	83	1
		1,044

Distributors – Consumer Staples – 0.2%

Andersons (The), Inc.	4,634	146

Calavo Growers, Inc.	2,106	120

Core-Mark Holding Co., Inc.	2,719	222

United Natural Foods, Inc. *	6,711	270
		758

Distributors – Discretionary – 1.1%

Bassett Furniture Industries, Inc.	6,500	207

ePlus, Inc. *	4,023	324

Essendant, Inc.	11,530	368

FTD Cos., Inc. *	3,676	97

Insight Enterprises, Inc. *	7,266	208

PC Connection, Inc.	3,986	103

PCM, Inc. *	957	8

Pool Corp.	8,630	757

ScanSource, Inc. *	4,915	198

SYNNEX Corp.	4,586	425

Systemax, Inc. *	6,917	61

Tech Data Corp. *	5,891	452

Wayside Technology Group, Inc.	6,040	103
		3,311

Electrical Equipment – 1.6%

AAON, Inc.	8,899	249

American Science & Engineering, Inc.	503	14

Argan, Inc.	4,143	146

Badger Meter, Inc.	3,638	242

Bel Fuse, Inc., Class B	4,607	67

Belden, Inc.	9,883	607

Chase Corp.	456	24

Checkpoint Systems, Inc. *	1,062	11

Cognex Corp.	14,641	570

Compx International, Inc. (1)	1	–

CyberOptics Corp. *	2,396	22

ESCO Technologies, Inc.	6,761	264

Espey Manufacturing & Electronics Corp.	7,582	186

FARO Technologies, Inc. *	4,638	149

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Electrical Equipment – 1.6% – continued

Generac Holdings, Inc. *	9,807	$365

General Cable Corp.	8,900	109

GSI Group, Inc. *	6,297	89

Houston Wire & Cable Co.	1,868	13

Itron, Inc. *	4,656	194

Kimball Electronics, Inc. *	2,647	30

Landauer, Inc.	2,200	73

Littelfuse, Inc.	3,793	467

LSI Industries, Inc.	447	5

Mesa Laboratories, Inc.	1,780	171

MOCON, Inc.	6,104	85

NL Industries, Inc. *	1,244	3

Nortek, Inc. *	1,840	89

Orion Energy Systems, Inc. *	1,232	2

OSI Systems, Inc. *	4,075	267

Powell Industries, Inc.	2,864	85

Preformed Line Products Co.	2,103	77

Stoneridge, Inc. *	967	14

Watts Water Technologies, Inc., Class A	4,543	250
		4,939

Engineering & Construction Services – 1.0%

Comfort Systems USA, Inc.	7,128	227

Dycom Industries, Inc. *	7,089	458

EMCOR Group, Inc.	11,926	580

EnerNOC, Inc. *	6,400	48

Exponent, Inc.	5,924	302

Granite Construction, Inc.	6,973	333

Great Lakes Dredge & Dock Corp. *	3,860	17

Installed Building Products, Inc. *	3,300	88

Integrated Electrical Services, Inc. *	1,326	19

Kratos Defense & Security Solutions, Inc. *	382	2

MasTec, Inc. *	7,770	157

Mistras Group, Inc. *	1,000	25

MYR Group, Inc. *	2,461	62

Orion Marine Group, Inc. (1)*	17	–

PowerSecure International, Inc. *	4,764	89

Primoris Services Corp.	1,900	46

Team, Inc. *	5,499	167

TopBuild Corp. *	6,600	196

TRC Cos., Inc. *	1,872	14

Tutor Perini Corp. *	3,200	50

VSE Corp.	1,504	102

Willbros Group, Inc. *	4,603	10
		2,992

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Forest & Paper Products – 0.5%

Domtar Corp.	12,126	$491

Mercer International, Inc.	9,600	91

Neenah Paper, Inc.	6,458	411

P.H. Glatfelter Co.	9,381	194

Resolute Forest Products, Inc. *	9,547	53

Schweitzer-Mauduit International, Inc.	6,359	200
		1,440

Gaming, Lodging & Restaurants – 3.1%

Belmond Ltd., Class A *	13,233	126

Biglari Holdings, Inc. *	565	210

BJ’s Restaurants, Inc. *	3,146	131

Bloomin’ Brands, Inc.	18,600	314

Bob Evans Farms, Inc.	4,493	210

Bojangles’, Inc. *	3,700	63

Boyd Gaming Corp. *	10,608	219

Brinker International, Inc.	1,599	73

Buffalo Wild Wings, Inc. *	3,650	541

Carrols Restaurant Group, Inc. *	1,340	19

Cheesecake Factory (The), Inc.	9,776	519

Choice Hotels International, Inc.	2,777	150

Churchill Downs, Inc.	2,354	348

Chuy’s Holdings, Inc. *	2,600	81

Cracker Barrel Old Country Store, Inc.	4,259	650

Dave & Buster’s Entertainment, Inc. *	3,900	151

Denny’s Corp. *	12,983	134

Diamond Resorts International, Inc. *	4,800	117

DineEquity, Inc.	2,714	254

El Pollo Loco Holdings, Inc. *	700	9

Famous Dave’s of America, Inc. *	2,117	13

Fiesta Restaurant Group, Inc. *	3,647	120

Flanigan’s Enterprises, Inc.	2,992	57

Golden Entertainment, Inc. *	1,500	16

Interval Leisure Group, Inc.	6,864	99

Isle of Capri Casinos, Inc. *	9,591	134

Jack in the Box, Inc.	10,641	680

Kona Grill, Inc. *	5,919	77

Krispy Kreme Doughnuts, Inc. *	10,279	160

La Quinta Holdings, Inc. *	14,000	175

Luby’s, Inc. *	1,256	6

Marriott Vacations Worldwide Corp.	3,841	259

Monarch Casino & Resort, Inc. *	902	18

Morgans Hotel Group Co. *	878	1

Nathan’s Famous, Inc.	1,599	70

Papa John’s International, Inc.	8,345	452

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Gaming, Lodging & Restaurants – 3.1% – continued

Penn National Gaming, Inc. *	10,700	$179

Pinnacle Entertainment, Inc. *	12,407	435

Popeyes Louisiana Kitchen, Inc. *	3,901	203

Red Lion Hotels Corp. *	1,092	9

Red Robin Gourmet Burgers, Inc. *	6,396	412

Ruby Tuesday, Inc. *	9,297	50

Ruth’s Hospitality Group, Inc.	3,140	58

Scientific Games Corp., Class A *	8,698	82

Shake Shack, Inc., Class A *	2,200	82

Sonic Corp.	11,945	420

Texas Roadhouse, Inc.	11,966	521

Wendy’s (The) Co.	35,870	391

Zoe’s Kitchen, Inc. *	2,200	86
		9,584

Hardware – 3.1%

3D Systems Corp. *	16,300	252

ADTRAN, Inc.	9,610	194

Alliance Fiber Optic Products, Inc. *	6,511	96

Astro-Med, Inc.	4,203	58

AVX Corp.	2,900	36

CalAmp Corp. *	8,600	154

Ciena Corp. *	17,604	335

Clearfield, Inc. *	4,600	74

Communications Systems, Inc.	1,661	12

Comtech Telecommunications Corp.	6,812	159

Cray, Inc. *	6,911	290

Daktronics, Inc.	10,312	81

Datalink Corp. *	7,004	64

Diebold, Inc.	9,099	263

Digimarc Corp. *	3,845	117

DTS, Inc. *	10,000	218

Eastman Kodak Co. *	6,300	68

Electronics For Imaging, Inc. *	9,840	417

Emerson Radio Corp. *	792	1

Extreme Networks, Inc. *	5,620	18

FEI Co.	8,021	714

Finisar Corp. *	15,277	279

Gigamon, Inc. *	3,300	102

Harmonic, Inc. *	7,261	24

Identiv, Inc. (1)*	200	–

Immersion Corp. *	8,207	68

Imprivata, Inc. *	5,300	67

Infinera Corp. *	22,105	355

Infoblox, Inc. *	7,500	128

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Hardware – 3.1% – continued

InterDigital, Inc.	5,883	$327

Ixia *	14,924	186

Knowles Corp. *	11,900	157

Kopin Corp. *	6,814	11

KVH Industries, Inc. *	6,291	60

Lexmark International, Inc., Class A	9,396	314

Loral Space & Communications, Inc. *	2,176	76

Mercury Systems, Inc. *	4,200	85

MRV Communications, Inc. *	4,100	37

Multi-Fineline Electronix, Inc. *	7,300	169

NETGEAR, Inc. *	5,066	205

NetScout Systems, Inc. *	15,275	351

Nimble Storage, Inc. *	8,800	69

Numerex Corp., Class A *	1,861	11

PAR Technology Corp. *	3,554	24

PC-Tel, Inc.	1,240	6

Plantronics, Inc.	6,395	251

Polycom, Inc. *	25,457	284

QLogic Corp. *	12,200	164

Qumu Corp. *	725	3

RELM Wireless Corp. *	1,700	8

Rovi Corp. *	16,094	330

Ruckus Wireless, Inc. *	12,900	127

Silicon Graphics International Corp. *	697	5

Sonus Networks, Inc. *	3,745	28

Stratasys Ltd. *	7,400	192

Super Micro Computer, Inc. *	4,954	169

TiVo, Inc. *	15,546	148

TransAct Technologies, Inc.	376	3

TTM Technologies, Inc. *	2,107	14

Ubiquiti Networks, Inc. *	5,070	169

Universal Electronics, Inc. *	3,972	246

UTStarcom Holdings Corp. (1)*	18	–

VeriFone Systems, Inc. *	2,456	69

ViaSat, Inc. *	6,412	471

Viavi Solutions, Inc. *	22,100	152

Vishay Precision Group, Inc. *	7,176	101

Vocera Communications, Inc. *	6,500	83

VOXX International Corp. *	15,824	71
		9,820

Health Care Facilities & Services – 3.4%

AAC Holdings, Inc. *	5,200	103

Acadia Healthcare Co., Inc. *	4,712	260

Addus HomeCare Corp. *	6,203	107

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Health Care Facilities & Services – 3.4% – continued

Adeptus Health, Inc., Class A *	1,500	$83

Air Methods Corp. *	8,155	295

Alliance HealthCare Services, Inc. *	7,135	51

Almost Family, Inc. *	4,730	176

Amedisys, Inc. *	6,700	324

Amsurg Corp. *	7,448	556

BioScrip, Inc. *	4,789	10

Capital Senior Living Corp. *	7,498	139

Charles River Laboratories International, Inc. *	6,848	520

Chemed Corp.	5,190	703

Civitas Solutions, Inc. *	3,900	68

Digirad Corp.	1,868	9

Diplomat Pharmacy, Inc. *	6,400	175

Ensign Group (The), Inc.	13,394	303

ExamWorks Group, Inc. *	7,481	221

Genesis Healthcare, Inc. *	12,164	28

Hanger, Inc. *	4,907	32

HealthEquity, Inc. *	4,650	115

HealthSouth Corp.	16,847	634

Healthways, Inc. *	5,340	54

INC Research Holdings, Inc., Class A *	3,600	148

Independence Holding Co.	906	14

Kindred Healthcare, Inc.	14,263	176

LHC Group, Inc. *	3,091	110

LifePoint Health, Inc. *	5,976	414

Magellan Health, Inc. *	6,768	460

Medcath Corp. (2)*	7,953	–

Molina Healthcare, Inc. *	6,139	396

National HealthCare Corp.	3,270	204

NeoGenomics, Inc. *	9,900	67

Owens & Minor, Inc.	10,979	444

PAREXEL International Corp. *	10,081	632

PharMerica Corp. *	6,938	153

PRA Health Sciences, Inc. *	2,500	107

Premier, Inc., Class A *	4,400	147

Providence Service (The) Corp. *	5,213	266

Select Medical Holdings Corp. *	14,296	169

Surgical Care Affiliates, Inc. *	2,800	130

Team Health Holdings, Inc. *	12,389	518

Teladoc, Inc. *	4,400	42

Triple-S Management Corp., Class B *	6,718	167

U.S. Physical Therapy, Inc.	3,815	190

Universal American Corp.	3,300	24

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Health Care Facilities & Services – 3.4% – continued

WellCare Health Plans, Inc. *	7,660	$710
		10,654

Home & Office Products – 1.6%

ACCO Brands Corp. *	10,993	99

American Woodmark Corp. *	3,676	274

AV Homes, Inc. *	4,383	50

Beazer Homes USA, Inc. *	3,167	28

Blount International, Inc. *	3,082	31

CalAtlantic Group, Inc.	14,841	496

Cavco Industries, Inc. *	2,736	256

Century Communities, Inc. *	3,800	65

CSS Industries, Inc.	3,983	111

Flexsteel Industries, Inc.	5,235	229

Griffon Corp.	6,955	108

Herman Miller, Inc.	8,523	263

HNI Corp.	7,276	285

Hooker Furniture Corp.	5,247	172

Hovnanian Enterprises, Inc., Class A *	1,553	2

Interface, Inc.	8,313	154

iRobot Corp. *	3,561	126

KB Home	13,939	199

Kimball International, Inc., Class B	3,596	41

Knoll, Inc.	7,414	161

La-Z-Boy, Inc.	8,302	222

Libbey, Inc.	4,200	78

Lifetime Brands, Inc.	5,662	85

M/I Homes, Inc. *	5,374	100

Masonite International Corp. *	4,200	275

MDC Holdings, Inc.	7,131	179

Meritage Homes Corp. *	5,355	195

NACCO Industries, Inc., Class A	1,393	80

Nobility Homes, Inc. *	858	12

PGT, Inc. *	600	6

Quanex Building Products Corp.	4,167	72

St. Joe (The) Co. *	6,632	114

Stanley Furniture Co., Inc. *	1,290	3

Steelcase, Inc., Class A	17,689	264

Taylor Morrison Home Corp., Class A *	6,600	93

Virco Manufacturing Corp. *	1,642	5

WCI Communities, Inc. *	2,498	46

William Lyon Homes, Class A *	2,100	30
		5,009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Industrial Services – 0.4%

Applied Industrial Technologies, Inc.	6,542	$284

DXP Enterprises, Inc. *	1,930	34

Electro Rent Corp.	1,834	17

H&E Equipment Services, Inc.	3,385	59

Kaman Corp.	4,233	181

McGrath RentCorp	4,440	111

TAL International Group, Inc. *	3,530	54

Titan Machinery, Inc. *	784	9

Wesco Aircraft Holdings, Inc. *	7,300	105

WESCO International, Inc. *	7,000	383
		1,237

Institutional Financial Services – 0.5%

BGC Partners, Inc., Class A	29,753	269

Cowen Group, Inc., Class A *	9,100	35

Evercore Partners, Inc., Class A	5,486	284

FBR & Co.	8,130	147

Greenhill & Co., Inc.	3,206	71

INTL. FCStone, Inc. *	4,146	111

Investment Technology Group, Inc.	9,773	216

Moelis & Co., Class A	2,500	70

Piper Jaffray Cos. *	2,661	132

Stifel Financial Corp. *	9,348	277
		1,612

Insurance – 3.0%

Ambac Financial Group, Inc. *	9,911	157

American Equity Investment Life Holding Co.	9,118	153

AMERISAFE, Inc.	3,553	187

AmTrust Financial Services, Inc.	15,554	403

Argo Group International Holdings Ltd.	5,120	294

Atlantic American Corp.	6,801	30

Baldwin & Lyons, Inc., Class B	3,255	80

Citizens, Inc. *	29,682	215

CNO Financial Group, Inc.	39,691	711

Crawford & Co., Class B	15,633	101

Donegal Group, Inc., Class A	1,541	22

eHealth, Inc. *	5,909	56

EMC Insurance Group, Inc.	8,302	213

Employers Holdings, Inc.	6,440	181

Endurance Specialty Holdings Ltd.	10,648	696

Enstar Group Ltd. *	1,310	213

FBL Financial Group, Inc., Class A	3,916	241

First Acceptance Corp. *	2,799	5

GAINSCO, Inc.*	714	9

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Insurance – 3.0% – continued

Global Indemnity PLC *	491	$15

Greenlight Capital Re Ltd., Class A *	3,962	86

Hallmark Financial Services, Inc. *	10,692	123

Hanover Insurance Group (The), Inc.	6,677	602

Horace Mann Educators Corp.	6,561	208

Infinity Property & Casualty Corp.	2,592	209

Kansas City Life Insurance Co.	1,915	77

Kemper Corp.	9,649	285

Maiden Holdings Ltd.	3,175	41

MBIA, Inc. *	34,100	302

Mercury General Corp.	3,099	172

National General Holdings Corp.	6,100	132

National Interstate Corp.	2,933	88

National Western Life Group, Inc., Class A	516	119

Navigators Group (The), Inc. *	2,885	242

OneBeacon Insurance Group Ltd., Class A	5,157	66

Phoenix (The) Cos., Inc. *	271	10

Primerica, Inc.	7,555	336

Radian Group, Inc.	30,333	376

RenaissanceRe Holdings Ltd.	3,064	367

RLI Corp.	8,750	585

Safety Insurance Group, Inc.	2,481	142

Selective Insurance Group, Inc.	9,000	330

State Auto Financial Corp.	5,000	110

Third Point Reinsurance Ltd. *	11,900	135

Unico American Corp. *	114	1

United Fire Group, Inc.	4,826	211

Universal Insurance Holdings, Inc.	8,432	150
		9,487

Iron & Steel – 0.7%

AK Steel Holding Corp. *	14,900	61

Allegheny Technologies, Inc.	18,300	298

Carpenter Technology Corp.	7,200	246

Cliffs Natural Resources, Inc. *	12,300	37

Commercial Metals Co.	15,654	266

Haynes International, Inc.	6,080	222

Northwest Pipe Co. *	4,399	41

Olympic Steel, Inc.	756	13

Shiloh Industries, Inc. *	12,211	63

TimkenSteel Corp.	9,900	90

United States Steel Corp.	13,500	217

Universal Stainless & Alloy Products, Inc. *	2,583	26

Worthington Industries, Inc.	12,979	463
		2,043

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Leisure Products – 0.6%

Arctic Cat, Inc.	3,673	$62

Callaway Golf Co.	11,034	100

Drew Industries, Inc.	6,495	419

Johnson Outdoors, Inc., Class A	8,183	182

Malibu Boats, Inc., Class A *	1,900	31

Marine Products Corp.	2,474	19

Nautilus, Inc. *	6,833	132

Thor Industries, Inc.	5,010	319

Vista Outdoor, Inc. *	9,500	493

Winnebago Industries, Inc.	11,084	249
		2,006

Machinery – 2.2%

Actuant Corp., Class A	8,655	214

Alamo Group, Inc.	1,136	63

Altra Industrial Motion Corp.	6,577	183

Astec Industries, Inc.	3,273	153

Briggs & Stratton Corp.	11,795	282

CIRCOR International, Inc.	2,701	125

ClearSign Combustion Corp. *	3,992	16

Columbus McKinnon Corp.	5,629	89

Curtiss-Wright Corp.	8,601	651

CVD Equipment Corp. *	1,675	14

Federal Signal Corp.	13,399	178

Franklin Electric Co., Inc.	6,818	219

Gorman-Rupp (The) Co.	5,060	131

Graham Corp.	2,479	49

Hardinge, Inc.	7,904	99

Hillenbrand, Inc.	9,114	273

Hollysys Automation Technologies Ltd. *	7,757	163

Hurco Cos., Inc.	1,099	36

Hyster-Yale Materials Handling, Inc.	2,471	165

John Bean Technologies Corp.	3,841	217

Joy Global, Inc.	15,300	246

Kadant, Inc.	3,099	140

Kennametal, Inc.	11,300	254

Key Technology, Inc. *	4,460	30

Lindsay Corp.	2,542	182

Manitowoc (The) Co., Inc.	19,400	84

Manitowoc Foodservice, Inc. *	19,400	286

MSA Safety, Inc.	6,521	315

MTS Systems Corp.	4,398	268

Mueller Water Products, Inc., Class A	18,221	180

Raven Industries, Inc.	5,698	91

Rexnord Corp. *	16,974	343

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Machinery – 2.2% – continued

Rofin-Sinar Technologies, Inc. *	4,463	$144

SL Industries, Inc. *	898	30

SPX Corp.	6,500	98

SPX FLOW, Inc. *	6,500	163

Standex International Corp.	3,027	235

Sun Hydraulics Corp.	7,672	255

Taylor Devices, Inc. *	1,612	24

Tennant Co.	4,974	256

Titan International, Inc.	985	5

Twin Disc, Inc.	646	7
		6,956

Manufactured Goods – 1.1%

Aegion Corp. *	8,611	182

AZZ, Inc.	5,360	303

Barnes Group, Inc.	11,525	404

Chart Industries, Inc. *	6,394	139

Core Molding Technologies, Inc. *	4,100	51

Dynamic Materials Corp.	1,090	7

Eastern (The) Co.	3,570	59

EnPro Industries, Inc.	4,069	235

Gibraltar Industries, Inc. *	4,744	136

Handy & Harman Ltd. *	2,349	64

Insteel Industries, Inc.	6,421	196

LB Foster Co., Class A	1,705	31

Mueller Industries, Inc.	11,211	330

NCI Building Systems, Inc. *	5,202	74

Omega Flex, Inc.	2,687	93

Proto Labs, Inc. *	2,884	222

RBC Bearings, Inc. *	4,174	306

Rogers Corp. *	3,313	198

Simpson Manufacturing Co., Inc.	7,915	302
		3,332

Media – 2.4%

Autobytel, Inc. *	8,325	144

Bankrate, Inc. *	8,500	78

Blucora, Inc. *	9,728	50

Crown Media Holdings, Inc., Class A *	3,852	20

Daily Journal Corp. *	420	82

DreamWorks Animation SKG, Inc., Class A *	12,914	322

Entercom Communications Corp., Class A *	6,026	64

Eros International PLC *	4,400	51

Everyday Health, Inc. *	3,700	21

EW Scripps (The) Co., Class A *	7,400	115

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Media – 2.4% – continued

Global Sources Ltd. *	13,172	$107

GoDaddy, Inc., Class A *	2,500	81

Gray Television, Inc. *	13,100	153

Groupon, Inc. *	84,700	338

GrubHub, Inc. *	11,000	276

HealthStream, Inc. *	4,793	106

Houghton Mifflin Harcourt Co. *	20,500	409

Journal Media Group, Inc.	1,340	16

Liberty TripAdvisor Holdings, Inc., Class A *	10,000	222

Marchex, Inc., Class B	1,195	5

MDC Partners, Inc., Class A	3,800	90

Media General, Inc. *	11,792	192

Meredith Corp.	4,935	234

MSG Networks, Inc., Class A *	10,500	181

National CineMedia, Inc.	10,900	166

New Media Investment Group, Inc.	7,163	119

New York Times (The) Co., Class A	27,506	343

Nexstar Broadcasting Group, Inc., Class A	7,128	315

Reis, Inc.	5,793	136

RetailMeNot, Inc. *	900	7

Rubicon Project (The), Inc. *	2,800	51

Saga Communications, Inc., Class A	3,192	128

Scholastic Corp.	3,821	143

Shutterfly, Inc. *	6,408	297

Shutterstock, Inc. *	1,785	66

Sinclair Broadcast Group, Inc., Class A	13,223	407

Stamps.com, Inc. *	5,049	537

Time, Inc.	15,100	233

Travelzoo, Inc. *	9,681	79

Tribune Publishing Co.	4,800	37

Tucows, Inc., Class A *	3,100	70

WebMD Health Corp. *	6,613	414

Wix.com Ltd. *	5,800	118

World Wrestling Entertainment, Inc., Class A	7,305	129

XO Group, Inc. *	6,142	99

Yelp, Inc. *	10,800	215

Zillow Group, Inc., Class A *	196	5

Zillow Group, Inc., Class C *	392	9
		7,480

Medical Equipment & Devices – 4.5%

Abaxis, Inc.	3,516	160

ABIOMED, Inc. *	8,290	786

Accelerate Diagnostics, Inc. *	2,500	36

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Medical Equipment & Devices – 4.5% – continued

Accuray, Inc. *	8,883	$51

Affymetrix, Inc. *	15,267	214

Analogic Corp.	2,898	229

AngioDynamics, Inc. *	9,570	118

AtriCure, Inc. *	5,920	100

Atrion Corp.	564	223

BioTelemetry, Inc. *	8,096	95

Bovie Medical Corp. *	9,188	15

Bruker Corp.	11,959	335

Cardiovascular Systems, Inc. *	5,935	62

Catalent, Inc. *	12,540	334

Cepheid, Inc. *	12,305	411

Cerus Corp. *	8,700	52

ConforMIS, Inc. *	3,800	41

CONMED Corp.	5,126	215

CryoLife, Inc.	9,635	104

Cutera, Inc. *	11,444	129

Cynosure, Inc., Class A *	7,464	329

Daxor Corp.	559	4

Derma Sciences, Inc. *	526	2

Endologix, Inc. *	16,041	134

Entellus Medical, Inc. *	300	5

Exact Sciences Corp. *	6,490	44

Exactech, Inc. *	7,017	142

Fluidigm Corp. *	200	2

FONAR Corp. *	1,100	17

GenMark Diagnostics, Inc. *	2,100	11

Genomic Health, Inc. *	2,563	63

Glaukos Corp. *	3,400	57

Globus Medical, Inc., Class A *	11,468	272

Greatbatch, Inc. *	5,916	211

Haemonetics Corp. *	9,229	323

Halyard Health, Inc. *	6,400	184

Harvard Bioscience, Inc. *	2,139	6

HeartWare International, Inc. *	2,349	74

Hill-Rom Holdings, Inc.	10,004	503

ICU Medical, Inc. *	2,971	309

Inogen, Inc. *	4,000	180

Insulet Corp. *	10,371	344

Integra LifeSciences Holdings Corp. *	4,516	304

Invacare Corp.	7,400	97

iRadimed Corp. *	2,800	54

IRIDEX Corp. *	100	1

K2M Group Holdings, Inc. *	6,100	90

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Medical Equipment & Devices – 4.5% – continued

LDR Holding Corp. *	3,200	$82

LeMaitre Vascular, Inc.	12,940	201

LivaNova PLC *	6,774	366

Luminex Corp. *	6,080	118

Masimo Corp. *	10,116	423

Meridian Bioscience, Inc.	4,943	102

Merit Medical Systems, Inc. *	8,203	152

MiMedx Group, Inc. *	11,900	104

Misonix, Inc. *	8,539	52

Myriad Genetics, Inc. *	14,304	535

NanoString Technologies, Inc. *	5,000	76

Natus Medical, Inc. *	10,126	389

Neogen Corp. *	6,403	322

NuVasive, Inc. *	9,287	452

Nuvectra Corp. *	1,972	11

NxStage Medical, Inc. *	10,520	158

OraSure Technologies, Inc. *	13,059	94

Orthofix International N.V. *	4,628	192

Pacific Biosciences of California, Inc. *	8,400	71

Quidel Corp. *	6,422	111

Rockwell Medical, Inc. *	1,089	8

RTI Surgical, Inc. *	4,064	16

SeaSpine Holdings Corp. *	6,205	91

Sequenom, Inc. *	2,724	4

Span-America Medical Systems, Inc.	2,534	48

Sparton Corp. *	845	15

Spectranetics (The) Corp. *	5,840	85

STERIS PLC	9,892	703

SurModics, Inc. *	5,707	105

Symmetry Surgical, Inc. *	2,474	24

T2 Biosystems, Inc. *	4,300	42

Tandem Diabetes Care, Inc. *	7,200	63

Utah Medical Products, Inc.	2,417	151

Vascular Solutions, Inc. *	5,129	167

West Pharmaceutical Services, Inc.	13,169	913

Wright Medical Group N.V. *	8,615	143

Zeltiq Aesthetics, Inc. *	3,600	98
		14,159

Metals & Mining – 0.4%

A-Mark Precious Metals, Inc.	6,500	129

Century Aluminum Co. *	700	5

Encore Wire Corp.	3,061	119

Ferroglobe PLC	9,714	86

Harsco Corp.	12,984	71

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Metals & Mining – 0.4% – continued

Hecla Mining Co.	46,000	$128

Kaiser Aluminum Corp.	3,420	289

Stillwater Mining Co. *	16,100	171

US Silica Holdings, Inc.	6,200	141
		1,139

Oil, Gas & Coal – 2.8%

Adams Resources & Energy, Inc.	5,147	206

Alon USA Energy, Inc.	6,068	63

Archrock, Inc.	7,455	60

Atwood Oceanics, Inc.	7,800	71

Bill Barrett Corp. *	300	2

Bristow Group, Inc.	10,984	208

California Resources Corp.	30,300	31

Callon Petroleum Co. *	6,556	58

CARBO Ceramics, Inc.	2,600	37

Carrizo Oil & Gas, Inc. *	8,702	269

Clayton Williams Energy, Inc. *	1,810	16

Clean Energy Fuels Corp. *	19,076	56

Cloud Peak Energy, Inc. *	8,022	16

Comstock Resources, Inc. *	96,800	74

CONSOL Energy, Inc.	33,500	378

Contango Oil & Gas Co. *	303	4

Dawson Geophysical Co. *	481	2

Delek US Holdings, Inc.	7,852	120

Denbury Resources, Inc.	43,700	97

Dril-Quip, Inc. *	4,800	291

Energy XXI Ltd. (1)	1	–

EnLink Midstream LLC	3,534	40

Era Group, Inc. *	5,600	53

Evolution Petroleum Corp.	7,531	37

Exterran Corp. *	3,727	58

Flotek Industries, Inc. *	5,840	43

Forum Energy Technologies, Inc. *	7,967	105

Geospace Technologies Corp. *	389	5

Gran Tierra Energy, Inc. *	1,600	4

Gulf Island Fabrication, Inc.	557	4

Gulfmark Offshore, Inc., Class A *	5,500	34

Halcon Resources Corp. (1)*	1	–

Hallador Energy Co.	22,900	105

Helix Energy Solutions Group, Inc. *	10,105	57

Independence Contract Drilling, Inc. *	1,323	6

Isramco, Inc. *	1,670	136

Laredo Petroleum, Inc. *	19,100	151

Matador Resources Co.*	8,000	152

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Oil, Gas & Coal – 2.8% – continued

Matrix Service Co. *	4,414	$78

McDermott International, Inc. *	30,300	124

MRC Global, Inc. *	14,600	192

Murphy USA, Inc. *	6,800	418

Natural Gas Services Group, Inc. *	5,112	111

Newpark Resources, Inc. *	14,428	62

NOW, Inc. *	15,800	280

Oasis Petroleum, Inc. *	11,100	81

Oil States International, Inc. *	8,400	265

Panhandle Oil and Gas, Inc., Class A	14,930	258

Par Pacific Holdings, Inc. *	2,200	41

Parsley Energy, Inc., Class A *	14,872	336

Patterson-UTI Energy, Inc.	14,000	247

PBF Energy, Inc., Class A	12,000	398

PDC Energy, Inc. *	7,535	448

Peabody Energy Corp. (1)	1	–

PHI, Inc. (Non Voting) *	4,130	78

PrimeEnergy Corp. *	1,172	39

Rice Energy, Inc. *	8,300	116

Ring Energy, Inc. *	5,200	26

Rowan Cos. PLC, Class A	15,300	246

SEACOR Holdings, Inc. *	2,670	145

SemGroup Corp., Class A	6,055	136

SM Energy Co.	7,200	135

Synergy Resources Corp. *	8,900	69

Targa Resources Corp.	8,200	245

Tesco Corp.	10,038	86

TETRA Technologies, Inc. *	700	4

Thermon Group Holdings, Inc. *	4,055	71

Tidewater, Inc.	4,100	28

Unit Corp. *	5,600	49

VAALCO Energy, Inc. *	2,313	2

Western Refining, Inc.	13,143	382

Westmoreland Coal Co. *	978	7

World Fuel Services Corp.	8,579	417

WPX Energy, Inc. *	20,500	143
		8,812

Passenger Transportation – 0.5%

Allegiant Travel Co.	2,850	508

Copa Holdings S.A., Class A	5,200	352

Hawaiian Holdings, Inc. *	10,195	481

Republic Airways Holdings, Inc. *	1,218	2

SkyWest, Inc.	9,300	186

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Passenger Transportation – 0.5% – continued

Virgin America, Inc. *	4,500	$174
		1,703

Real Estate – 0.3%

Alexander & Baldwin, Inc.	6,008	220

Consolidated-Tomoka Land Co.	4,514	208

Forestar Group, Inc. *	6,948	90

FRP Holdings, Inc. *	1,470	52

Griffin Industrial Realty, Inc.	763	19

Gyrodyne LLC *	778	21

Kennedy-Wilson Holdings, Inc.	12,827	281

Marcus & Millichap, Inc. *	1,800	46

RE/MAX Holdings, Inc., Class A	2,100	72

Resource America, Inc., Class A	1,852	11

RMR Group (The), Inc., Class A *	152	4

Stratus Properties, Inc. *	114	3

Trinity Place Holdings, Inc. *	978	7
		1,034

Real Estate Investment Trusts – 8.5%

Acadia Realty Trust	10,162	357

AG Mortgage Investment Trust, Inc.	6,199	81

Agree Realty Corp.	4,967	191

Alexander’s, Inc.	740	282

Altisource Residential Corp.	5,300	64

American Assets Trust, Inc.	6,270	250

American Capital Mortgage Investment Corp.	9,900	145

American Homes 4 Rent, Class A	7,699	122

Anworth Mortgage Asset Corp.	18,100	84

Apollo Commercial Real Estate Finance, Inc.	6,839	111

Apollo Residential Mortgage, Inc.	10,113	136

Arbor Realty Trust, Inc.	16,404	111

Ares Commercial Real Estate Corp.	4,939	54

Armada Hoffler Properties, Inc.	5,662	64

ARMOUR Residential REIT, Inc.	5,525	119

Ashford Hospitality Prime, Inc.	4,327	50

Ashford Hospitality Trust, Inc.	17,177	110

Blackstone Mortgage Trust, Inc., Class A	8,325	224

Bluerock Residential Growth REIT, Inc.	5,200	57

Brandywine Realty Trust	23,615	331

BRT Realty Trust *	16,141	112

Capstead Mortgage Corp.	11,804	117

CareTrust REIT, Inc.	6,523	83

CatchMark Timber Trust, Inc., Class A	4,055	44

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Real Estate Investment Trusts – 8.5% – continued

Cedar Realty Trust, Inc.	32,952	$238

Chatham Lodging Trust	4,682	100

Cherry Hill Mortgage Investment Corp.	2,777	39

Chesapeake Lodging Trust	7,584	201

CIM Commercial Trust Corp. (1)	8	–

Colony Capital, Inc., Class A	15,374	258

Colony Starwood Homes	3,700	92

Community Healthcare Trust, Inc.	4,500	83

CorEnergy Infrastructure Trust, Inc.	1,300	26

CoreSite Realty Corp.	4,955	347

Corporate Office Properties Trust	16,195	425

Cousins Properties, Inc.	31,604	328

CubeSmart	23,343	777

CyrusOne, Inc.	8,470	387

CYS Investments, Inc.	23,800	194

DCT Industrial Trust, Inc.	11,805	466

DiamondRock Hospitality Co.	31,950	323

DuPont Fabros Technology, Inc.	9,806	397

Dynex Capital, Inc.	24,058	160

EastGroup Properties, Inc.	4,559	275

Education Realty Trust, Inc.	7,189	299

Ellington Residential Mortgage REIT	3,313	40

Empire State Realty Trust, Inc., Class A	14,100	247

EPR Properties	9,302	620

Equity Commonwealth *	10,618	300

Equity One, Inc.	9,892	284

FelCor Lodging Trust, Inc.	14,752	120

First Industrial Realty Trust, Inc.	15,829	360

First Potomac Realty Trust	10,217	93

First Real Estate Investment Trust of New Jersey	205	4

Franklin Street Properties Corp.	13,600	144

GEO Group (The), Inc.	13,799	478

Getty Realty Corp.	13,809	274

Gladstone Commercial Corp.	7,455	122

Gladstone Land Corp.	9,000	91

Global Net Lease, Inc.	17,600	151

Gramercy Property Trust	44,770	378

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,062	174

Hatteras Financial Corp.	14,800	212

Healthcare Realty Trust, Inc.	13,827	427

Hersha Hospitality Trust	5,572	119

Highwoods Properties, Inc.	14,490	693

Hudson Pacific Properties, Inc.	10,105	292

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Real Estate Investment Trusts – 8.5% – continued

InfraREIT, Inc.	4,200	$72

Invesco Mortgage Capital, Inc.	18,900	230

Investors Real Estate Trust	28,880	210

iStar, Inc. *	9,657	93

JAVELIN Mortgage Investment Corp.	810	6

Kite Realty Group Trust	3,712	103

LaSalle Hotel Properties	17,923	454

Lexington Realty Trust	28,116	242

LTC Properties, Inc.	5,225	236

Mack-Cali Realty Corp.	13,300	313

Medical Properties Trust, Inc.	32,027	416

Monmouth Real Estate Investment Corp.	19,945	237

Monogram Residential Trust, Inc.	24,400	241

National Health Investors, Inc.	5,859	390

New Residential Investment Corp.	29,529	343

New Senior Investment Group, Inc.	10,116	104

New York Mortgage Trust, Inc.	10,279	49

New York REIT, Inc.	24,400	246

Newcastle Investment Corp.	7,785	34

One Liberty Properties, Inc.	9,582	215

Orchid Island Capital, Inc.	8,384	87

Parkway Properties, Inc.	15,421	241

Pebblebrook Hotel Trust	11,320	329

Pennsylvania Real Estate Investment Trust	8,751	191

PennyMac Mortgage Investment Trust	6,054	83

Physicians Realty Trust	8,148	151

Post Properties, Inc.	7,388	441

Potlatch Corp.	5,634	177

PS Business Parks, Inc.	3,373	339

QTS Realty Trust, Inc., Class A	2,028	96

RAIT Financial Trust	20,494	64

Ramco-Gershenson Properties Trust	9,661	174

Redwood Trust, Inc.	10,356	135

Resource Capital Corp.	5,289	60

Retail Opportunity Investments Corp.	16,805	338

Rexford Industrial Realty, Inc.	8,241	150

RLJ Lodging Trust	18,707	428

Rouse Properties, Inc.	10,526	193

Ryman Hospitality Properties, Inc.	6,640	342

Sabra Health Care REIT, Inc.	7,741	156

Saul Centers, Inc.	2,458	130

Select Income REIT	10,606	244

Silver Bay Realty Trust Corp.	4,967	74

Sotherly Hotels, Inc.	3,874	20

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Real Estate Investment Trusts – 8.5% – continued

Sovran Self Storage, Inc.	5,364	$633

STAG Industrial, Inc.	8,021	163

STORE Capital Corp.	3,600	93

Summit Hotel Properties, Inc.	8,325	100

Sun Communities, Inc.	6,053	433

Sunstone Hotel Investors, Inc.	30,369	425

Terreno Realty Corp.	4,130	97

Tier REIT, Inc.	5,400	73

UMH Properties, Inc.	17,011	169

Universal Health Realty Income Trust	3,277	184

Urban Edge Properties	13,000	336

Urstadt Biddle Properties, Inc., Class A	3,584	75

Washington Real Estate Investment Trust	8,539	249

Western Asset Mortgage Capital Corp.	6,646	67

Whitestone REIT	4,981	63

Winthrop Realty Trust *	8,956	118

WP Glimcher, Inc.	3,385	32

Xenia Hotels & Resorts, Inc.	16,800	262

ZAIS Financial Corp.	3,313	49
		26,835

Recreational Facilities & Services – 0.6%

AMC Entertainment Holdings, Inc., Class A	5,200	146

Bowl America, Inc., Class A	492	7

Carmike Cinemas, Inc. *	3,169	95

ClubCorp Holdings, Inc.	4,200	59

International Speedway Corp., Class A	4,864	180

Marcus (The) Corp.	2,393	45

RCI Hospitality Holdings, Inc.	12,818	114

Reading International, Inc., Class A *	3,095	37

SeaWorld Entertainment, Inc.	9,300	196

Speedway Motorsports, Inc.	4,958	98

Town Sports International Holdings, Inc. *	2,568	7

Vail Resorts, Inc.	6,441	861
		1,845

Renewable Energy – 0.5%

Advanced Energy Industries, Inc. *	9,514	331

Canadian Solar, Inc. *	1,600	31

EnerSys	8,928	498

Green Plains, Inc.	4,016	64

Pacific Ethanol, Inc. *	5,400	25

Renewable Energy Group, Inc. *	4,652	44

REX American Resources Corp. *	5,419	301

SolarEdge Technologies, Inc. *	6,500	163

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Renewable Energy – 0.5% – continued

Solazyme, Inc. *	9,910	$20

SunPower Corp. *	7,214	161

Sunworks, Inc. *	25,800	72

Ultralife Corp. *	846	4
		1,714

Retail – Consumer Staples – 1.0%

Big Lots, Inc.	10,582	479

Casey’s General Stores, Inc.	8,851	1,003

Five Below, Inc. *	7,400	306

Fred’s, Inc., Class A	6,146	92

Fresh Market (The), Inc. *	1,136	32

Ingles Markets, Inc., Class A	6,685	251

PriceSmart, Inc.	2,958	250

SpartanNash Co.	5,891	179

SUPERVALU, Inc. *	43,995	253

Village Super Market, Inc., Class A	1,347	33

Weis Markets, Inc.	3,694	166
		3,044

Retail – Discretionary – 3.8%

1-800-Flowers.com, Inc., Class A *	3,528	28

Abercrombie & Fitch Co., Class A	9,900	312

American Eagle Outfitters, Inc.	30,800	513

America’s Car-Mart, Inc. *	2,435	61

Asbury Automotive Group, Inc. *	7,837	469

Ascena Retail Group, Inc. *	24,613	272

Barnes & Noble Education, Inc. *	4,044	40

Barnes & Noble, Inc.	13,700	169

Beacon Roofing Supply, Inc. *	7,140	293

Big 5 Sporting Goods Corp.	694	8

Blue Nile, Inc.	3,560	92

BMC Stock Holdings, Inc. *	4,200	70

Buckle (The), Inc.	7,735	262

Build-A-Bear Workshop, Inc. *	3,714	48

Builders FirstSource, Inc. *	7,004	79

Burlington Stores, Inc. *	12,900	725

Caleres, Inc.	7,783	220

Cato (The) Corp., Class A	6,389	246

Chico’s FAS, Inc.	20,900	277

Children’s Place (The), Inc.	3,835	320

Christopher & Banks Corp. *	2,477	6

Citi Trends, Inc.	2,800	50

Conn’s, Inc. *	2,204	27

Destination Maternity Corp.	659	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Retail – Discretionary – 3.8% – continued

DSW, Inc., Class A	12,500	$346

Ethan Allen Interiors, Inc.	5,242	167

Express, Inc. *	11,462	245

Finish Line (The), Inc., Class A	6,687	141

First Cash Financial Services, Inc.	7,112	328

Flex Pharma, Inc. *	2,300	25

Francesca’s Holdings Corp. *	6,500	125

Gaiam, Inc., Class A *	642	4

Genesco, Inc. *	5,017	362

Group 1 Automotive, Inc.	3,988	234

Guess?, Inc.	8,400	158

Haverty Furniture Cos., Inc.	9,363	198

hhgregg, Inc. *	67,300	142

Hibbett Sports, Inc. *	4,852	174

HSN, Inc.	6,890	360

J.C. Penney Co., Inc. *	41,500	459

Kirkland’s, Inc.	4,152	73

Liquidity Services, Inc. *	22,851	118

Lithia Motors, Inc., Class A	4,804	420

Lumber Liquidators Holdings, Inc. *	1,877	25

MarineMax, Inc. *	7,000	136

Mattress Firm Holding Corp. *	2,349	100

Monro Muffler Brake, Inc.	4,372	312

New York & Co., Inc. *	817	3

Outerwall, Inc.	4,205	156

Overstock.com, Inc. *	3,891	56

Penske Automotive Group, Inc.	9,337	354

PetMed Express, Inc.	5,423	97

Pier 1 Imports, Inc.	21,098	148

Restoration Hardware Holdings, Inc. *	7,077	297

Rush Enterprises, Inc., Class A *	11,030	201

Select Comfort Corp. *	12,793	248

Shoe Carnival, Inc.	3,958	107

Sonic Automotive, Inc., Class A	7,550	140

Stage Stores, Inc.	6,537	53

Stein Mart, Inc.	3,174	23

Tailored Brands, Inc.	6,671	119

Tile Shop Holdings, Inc. *	4,900	73

Tuesday Morning Corp. *	2,242	18

United Online, Inc. *	9,049	104

Vera Bradley, Inc. *	5,832	119

Vitamin Shoppe, Inc. *	4,052	125

West Marine, Inc. *	788	7

Winmark Corp.	1,323	130

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Retail – Discretionary – 3.8% – continued

Zumiez, Inc. *	3,918	$78
		11,900

Semiconductors – 3.3%

Alpha & Omega Semiconductor Ltd. *	3,800	45

Ambarella, Inc. *	4,100	183

Amkor Technology, Inc. *	22,242	131

Brooks Automation, Inc.	9,782	102

Cabot Microelectronics Corp.	2,636	108

Cascade Microtech, Inc. *	6,896	142

Cavium, Inc. *	9,561	585

CEVA, Inc. *	5,100	115

Cirrus Logic, Inc. *	11,133	405

Coherent, Inc. *	3,572	328

Cohu, Inc.	13,459	160

Cypress Semiconductor Corp.	31,789	275

Diodes, Inc. *	11,463	230

DSP Group, Inc. *	2,416	22

Electro Scientific Industries, Inc. (1)*	48	–

Entegris, Inc. *	21,294	290

Exar Corp. *	11,310	65

Fairchild Semiconductor International, Inc. *	17,573	351

II-VI, Inc. *	10,777	234

Inphi Corp. *	6,600	220

Integrated Device Technology, Inc. *	24,683	505

Intersil Corp., Class A	23,177	310

InvenSense, Inc. *	8,240	69

IXYS Corp.	9,780	110

Kulicke & Soffa Industries, Inc. *	11,717	133

Lattice Semiconductor Corp. *	15,855	90

M/A-COM Technology Solutions Holdings, Inc. *	2,900	127

MaxLinear, Inc., Class A *	5,000	93

Microsemi Corp. *	18,010	690

MKS Instruments, Inc.	7,624	287

Monolithic Power Systems, Inc.	5,267	335

Nanometrics, Inc. *	6,884	109

Newport Corp. *	14,558	335

NVE Corp.	3,017	171

Park Electrochemical Corp.	4,684	75

Photronics, Inc. *	11,143	116

Power Integrations, Inc.	4,428	220

Rambus, Inc. *	13,635	187

Rudolph Technologies, Inc. *	8,396	115

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Semiconductors – 3.3% – continued

Semtech Corp. *	8,450	$186

Silicon Laboratories, Inc. *	8,455	380

Synaptics, Inc. *	7,728	616

Tessera Technologies, Inc.	6,974	216

Ultratech, Inc. *	5,202	114

Universal Display Corp. *	6,834	370

Veeco Instruments, Inc. *	6,000	117

Vishay Intertechnology, Inc.	17,727	216

Xcerra Corp. *	15,255	99
		10,382

Software – 4.8%

2U, Inc. *	2,500	56

ACI Worldwide, Inc. *	22,935	477

Actua Corp. *	8,942	81

Acxiom Corp. *	13,337	286

Agilysys, Inc. *	8,648	88

Allscripts Healthcare Solutions, Inc. *	24,300	321

American Software, Inc., Class A	14,453	130

Aspen Technology, Inc. *	16,492	596

AVG Technologies N.V. *	5,700	118

Avid Technology, Inc. *	6,618	45

Aware, Inc. *	683	2

Barracuda Networks, Inc. *	1,900	29

Blackbaud, Inc.	9,049	569

BroadSoft, Inc. *	3,099	125

Callidus Software, Inc. *	7,061	118

CommVault Systems, Inc. *	7,567	327

Computer Programs & Systems, Inc.	3,823	199

Concurrent Computer Corp.	13,023	77

Cornerstone OnDemand, Inc. *	7,448	244

Cvent, Inc. *	4,700	101

Datawatch Corp. *	800	4

Demandware, Inc. *	8,400	328

Digi International, Inc. *	9,301	88

Ebix, Inc.	7,100	290

eGain Corp. (1)*	97	–

Envestnet, Inc. *	2,449	67

Epiq Systems, Inc.	6,015	90

Exa Corp. *	1,315	17

Fleetmatics Group PLC *	5,200	212

Guidance Software, Inc. *	5,100	22

Guidewire Software, Inc. *	12,111	660

Hortonworks, Inc. *	4,200	47

Imperva, Inc. *	7,600	384

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Software – 4.8% – continued

inContact, Inc. *	7,752	$69

InnerWorkings, Inc. *	1,101	9

Interactive Intelligence Group, Inc. *	2,972	108

iPass, Inc. *	1,702	2

j2 Global, Inc.	9,499	585

Lionbridge Technologies, Inc. *	2,472	12

LivePerson, Inc. *	10,598	62

LogMeIn, Inc. *	4,735	239

Manhattan Associates, Inc. *	17,893	1,018

Mentor Graphics Corp.	16,643	338

MicroStrategy, Inc., Class A *	1,680	302

Monotype Imaging Holdings, Inc.	4,698	112

NeuStar, Inc., Class A *	7,800	192

Omnicell, Inc. *	9,029	252

Park City Group, Inc. *	1,600	14

Paycom Software, Inc. *	4,700	167

Paylocity Holding Corp. *	2,000	65

PDF Solutions, Inc. *	4,806	64

Pegasystems, Inc.	6,893	175

Progress Software Corp. *	9,064	219

Proofpoint, Inc. *	5,200	280

PROS Holdings, Inc. *	4,606	54

PTC, Inc. *	14,071	467

Q2 Holdings, Inc. *	1,050	25

QAD, Inc., Class B	687	12

Qlik Technologies, Inc. *	13,823	400

Quality Systems, Inc.	5,584	85

Qualys, Inc. *	8,100	205

RealPage, Inc. *	5,555	116

Rosetta Stone, Inc. *	9,400	63

SciQuest, Inc. *	773	11

Seachange International, Inc. *	1,264	7

Simulations Plus, Inc.	9,600	85

SPS Commerce, Inc. *	2,485	107

Support.com, Inc. *	1,024	1

Synchronoss Technologies, Inc. *	7,447	241

Take-Two Interactive Software, Inc. *	12,750	480

Tangoe, Inc. *	1,800	14

Textura Corp. *	5,900	110

TubeMogul, Inc. *	900	12

Tyler Technologies, Inc. *	7,348	945

Varonis Systems, Inc. *	2,400	44

VASCO Data Security International, Inc. *	4,617	71

Verint Systems, Inc. *	10,229	341

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Software – 4.8% – continued

VirnetX Holding Corp. *	4,700	$22

Web.com Group, Inc. *	6,406	127

Xura, Inc. *	6,548	129

Zendesk, Inc. *	8,900	186

Zynga, Inc., Class A *	127,900	292
		15,134

Specialty Finance – 2.5%

Aircastle Ltd.	16,495	367

Arlington Asset Investment Corp., Class A	486	6

Blackhawk Network Holdings, Inc. *	10,575	363

CAI International, Inc. *	2,725	26

Cardtronics, Inc. *	7,681	276

Cash America International, Inc.	8,451	327

Cass Information Systems, Inc.	2,438	128

CoreLogic, Inc. *	12,188	423

Ellie Mae, Inc. *	4,805	436

Encore Capital Group, Inc. *	4,685	121

Enova International, Inc. *	1,536	10

Essent Group Ltd. *	9,000	187

Euronet Worldwide, Inc. *	7,624	565

Everi Holdings, Inc. *	4,926	11

Federal Agricultural Mortgage Corp., Class C	100	4

First American Financial Corp.	14,938	569

GATX Corp.	6,300	299

Green Dot Corp., Class A *	8,300	191

Heartland Payment Systems, Inc.	7,123	688

HFF, Inc., Class A	6,034	166

HomeStreet, Inc. *	4,319	90

Investors Title Co.	1,944	177

LendingTree, Inc. *	1,921	188

Liberty Tax, Inc.	800	16

Meta Financial Group, Inc.	4,353	198

MGIC Investment Corp. *	20,005	153

MoneyGram International, Inc. (1)*	59	–

Nelnet, Inc., Class A	6,108	240

Net 1 UEPS Technologies, Inc. *	8,646	80

NewStar Financial, Inc. *	1,646	14

Ocwen Financial Corp. *	17,987	44

PennyMac Financial Services, Inc., Class A *	3,900	46

PHH Corp. *	7,153	90

PRA Group, Inc. *	9,566	281

Stewart Information Services Corp.	5,096	185

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Specialty Finance – 2.5% – continued

Textainer Group Holdings Ltd.	839	$12

Walker & Dunlop, Inc. *	2,900	70

Walter Investment Management Corp. *	6,306	48

WEX, Inc. *	7,985	666

Willis Lease Finance Corp. *	1,878	41

World Acceptance Corp. *	3,247	123
		7,925

Technology Services – 2.9%

Black Box Corp.	1,089	15

Bottomline Technologies de, Inc. *	5,248	160

CACI International, Inc., Class A *	3,936	420

Ciber, Inc. *	6,418	14

Computer Services, Inc.	2,242	85

comScore, Inc. *	12,779	384

Convergys Corp.	15,321	425

CSG Systems International, Inc.	5,388	243

Cubic Corp.	4,112	164

Endurance International Group Holdings, Inc. *	8,800	93

Engility Holdings, Inc. *	2,142	40

EPAM Systems, Inc. *	7,134	533

EVERTEC, Inc.	9,200	129

ExlService Holdings, Inc. *	4,213	218

Fair Isaac Corp.	7,582	804

Forrester Research, Inc.	4,559	153

Globant S.A. *	4,000	123

ICF International, Inc. *	3,277	113

Luxoft Holding, Inc. *	4,556	251

ManTech International Corp., Class A	4,900	157

MarketAxess Holdings, Inc.	5,886	735

Mattersight Corp. *	1,561	6

MAXIMUS, Inc.	14,734	776

Medidata Solutions, Inc. *	10,039	389

NCI, Inc., Class A	3,100	43

NIC, Inc.	14,947	269

Perficient, Inc. *	8,323	181

Science Applications International Corp.	5,913	315

StarTek, Inc. *	835	4

Sykes Enterprises, Inc. *	10,635	321

Syntel, Inc. *	8,824	441

TeleTech Holdings, Inc.	7,075	196

TESSCO Technologies, Inc.	3,552	59

Travelport Worldwide Ltd.	18,600	254

Unisys Corp. *	541	4

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Technology Services – 2.9% – continued

Virtusa Corp. *	5,100	$191

WageWorks, Inc. *	5,020	254
		8,962

Telecom – 1.0%

8x8, Inc. *	14,752	148

Atlantic Tele-Network, Inc.	2,986	226

Cincinnati Bell, Inc. *	28,683	111

Cogent Communications Holdings, Inc.	7,595	296

Consolidated Communications Holdings, Inc.	12,628	325

DigitalGlobe, Inc. *	11,123	192

EarthLink Holdings Corp.	23,200	132

FairPoint Communications, Inc. *	3,800	57

General Communication, Inc., Class A *	11,496	211

Globalstar, Inc. *	76,000	112

Gogo, Inc. *	7,300	80

GTT Communications, Inc. *	4,500	74

Hawaiian Telcom Holdco, Inc. *	6,300	148

IDT Corp., Class B	5,975	93

Inteliquent, Inc.	10,900	175

Intelsat S.A. *	1,300	3

Internap Corp. *	3,856	11

Lumos Networks Corp. *	5,464	70

NTELOS Holdings Corp. (1)*	12	–

Pendrell Corp. *	20,077	11

RigNet, Inc. *	3,704	51

Shenandoah Telecommunications Co.	8,450	226

Spok Holdings, Inc.	3,859	68

Straight Path Communications, Inc., Class B *	4,483	139

Vonage Holdings Corp. *	30,000	137

West Corp.	5,500	126

Zix Corp. *	3,200	13
		3,235

Transportation & Logistics – 1.3%

Air T, Inc. *	500	12

Air Transport Services Group, Inc. *	14,426	222

ArcBest Corp.	3,800	82

Atlas Air Worldwide Holdings, Inc. *	3,641	154

Celadon Group, Inc.	4,909	52

Covenant Transportation Group, Inc., Class A *	1,790	43

DHT Holdings, Inc.	9,400	54

Dorian LPG Ltd. *	965	9

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Transportation & Logistics – 1.3% – continued

Echo Global Logistics, Inc. *	5,700	$155

Forward Air Corp.	4,840	219

GasLog Ltd.	3,200	31

Golar LNG Ltd.	4,126	74

Heartland Express, Inc.	15,632	290

Hornbeck Offshore Services, Inc. *	4,404	44

Knight Transportation, Inc.	13,110	343

Marten Transport Ltd.	6,914	129

Matson, Inc.	5,901	237

Mobile Mini, Inc.	6,688	221

Navigator Holdings Ltd. *	3,600	58

Nordic American Tankers Ltd.	11,965	169

Overseas Shipholding Group, Inc., Class A (1)	120	–

Overseas Shipholding Group, Inc., Class B	1,200	3

P.A.M. Transportation Services, Inc. *	2,992	92

Patriot Transportation Holding, Inc. *	456	9

Providence and Worcester Railroad Co.	8,225	119

Saia, Inc. *	3,570	101

Scorpio Tankers, Inc.	21,983	128

Ship Finance International Ltd.	16,484	229

Swift Transportation Co. *	12,200	227

Tsakos Energy Navigation Ltd.	7,500	46

Universal Truckload Services, Inc.	4,498	74

USA Truck, Inc. *	3,948	74

Werner Enterprises, Inc.	6,580	179

XPO Logistics, Inc. *	10,164	312
		4,191

Transportation Equipment – 0.3%

American Railcar Industries, Inc.	2,570	105

Conrad Industries, Inc.	2,556	49

FreightCar America, Inc.	4,147	64

Greenbrier (The) Cos., Inc.	4,938	136

Meritor, Inc. *	14,000	113

Spartan Motors, Inc.	27,050	107

Wabash National Corp. *	16,355	216
		790

Utilities – 3.9%

Abengoa Yield PLC	8,100	144

ALLETE, Inc.	9,227	517

American States Water Co.	5,976	235

Artesian Resources Corp., Class A	6,869	192

Avista Corp.	9,472	386

Black Hills Corp.	8,324	501

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Utilities – 3.9% – continued

California Water Service Group	5,920	$158

Chesapeake Utilities Corp.	4,520	285

Cleco Corp.	11,127	614

Connecticut Water Service, Inc.	6,192	279

Consolidated Water Co. Ltd.	13,841	168

Delta Natural Gas Co., Inc.	2,658	62

Dynegy, Inc. *	23,472	337

El Paso Electric Co.	6,684	307

Empire District Electric (The) Co.	5,189	171

IDACORP, Inc.	9,186	685

Laclede Group (The), Inc.	6,585	446

MGE Energy, Inc.	5,266	275

Middlesex Water Co.	9,369	289

New Jersey Resources Corp.	16,662	607

Northwest Natural Gas Co.	4,508	243

NorthWestern Corp.	7,215	446

NRG Yield, Inc., Class A	7,600	103

NRG Yield, Inc., Class C	3,700	53

ONE Gas, Inc.	8,568	524

Ormat Technologies, Inc.	5,083	210

Otter Tail Corp.	4,800	142

Pattern Energy Group, Inc.	5,800	111

Piedmont Natural Gas Co., Inc.	11,834	708

PNM Resources, Inc.	13,762	464

Portland General Electric Co.	11,440	452

RGC Resources, Inc.	581	13

SJW Corp.	6,996	254

South Jersey Industries, Inc.	9,276	264

Southwest Gas Corp.	7,015	462

Talen Energy Corp. *	15,300	138

Unitil Corp.	3,678	156

WGL Holdings, Inc.	9,883	715

York Water (The) Co.	3,644	111
		12,227

Waste & Environment Services & Equipment – 0.6%

Advanced Emissions Solutions, Inc. *	4,700	31

Cantel Medical Corp.	8,599	614

CECO Environmental Corp.	6,461	40

CLARCOR, Inc.	6,992	404

Covanta Holding Corp.	16,300	275

Heritage-Crystal Clean, Inc. *	498	5

Sharps Compliance Corp. *	1,860	10

Tetra Tech, Inc.	12,297	367

US Ecology, Inc.	4,605	203

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Waste & Environment Services & Equipment – 0.6% – continued

Vertex Energy, Inc. *	9,500	$19
		1,968
Total Common Stocks
(Cost $261,155)		306,765

RIGHTS – 0.0%

Biotechnology & Pharmaceuticals – 0.0%

Dyax Corp. (Contingent Value Rights) (2)*	3,415	–

Forest Laboratories, Inc. (Contingent Value Rights) (2)*	3,326	–
		–
Medical Equipment & Devices – 0.0%

American Medical Alert Corp. (2)*	13,109	–
Total Rights
(Cost $–)		–

OTHER – 0.0%

Escrow Adolor Corp. (2)*	1,241	–
Total Other
(Cost $–)		–

INVESTMENT COMPANIES – 2.1%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (3)(4)	6,598,221	6,598
Total Investment Companies
(Cost $6,598)		6,598

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.4%

U.S. Treasury Bill, 0.30%, 9/15/16 (5)(6)	$1,250	$1,248
Total Short-Term Investments
(Cost $1,248)		1,248

Total Investments – 100.2%
(Cost $269,001)		314,611

Liabilities less Other Assets – (0.2)%		(628)
NET ASSETS – 100.0%		$313,983

(1)	Value rounds to less than one thousand.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day yield as of March 31, 2016 is disclosed.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
(6)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Russell 2000 Mini Index	60	$6,658	Long	6/16	$276

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.5%
Consumer Staples	3.5
Energy	3.0
Financials	24.6
Health Care	14.1
Industrials	13.1
Information Technology	18.3
Materials	4.1
Telecommunication Services	0.8
Utilities	4.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Banking	$29,605	$72	$–	$29,677
Home & Office Products	4,997	12	–	5,009
Medical Equipment & Devices	14,155	4	–	14,159

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Real Estate Investment Trusts	$26,831	$4	$–	$26,835
Recreational Facilities & Services	1,838	7	–	1,845
All Other Industries (1)	229,240	–	–	229,240
Total Common Stocks	306,666	99	–	306,765
Investment Companies	6,598	–	–	6,598
Short-Term Investments	–	1,248	–	1,248
Total Investments	$313,264	$1,347	$–	$314,611

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$276	$–	$–	$276

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Banking	$2	Valuations at bid price
Home & Office Products	12	Valuations at bid price

Total	$14

At March 31, 2016, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Banking	$142	Valuations at official close price
Electrical Equipment	186	Valuations at official close price
Gaming, Lodging & Restaurants	57	Valuations at official close price
Real Estate	19	Valuations at official close price

Total	$404

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/15 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/16 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/16 (000s)
Common Stocks
Health Care Facilities & Services	$–	$5	$–	$–	$(5)	$–	$–	$–	$–
Rights
Real Estate	15	(5)	–	–	(10)	–	–	–	–
Total	$15	$–	$–	$–	$(15)	$–	$–	$–	$–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6%

Aerospace & Defense – 1.3%

AAR Corp.	382,683	$8,905

Ducommun, Inc. *	26,409	403

Esterline Technologies Corp. *	186,244	11,932

Moog, Inc., Class A *	172,944	7,900

Orbital ATK, Inc.	78,028	6,784

Woodward, Inc.	45,544	2,369
		38,293

Apparel & Textile Products – 0.3%

Columbia Sportswear Co.	35,589	2,139

Movado Group, Inc.	53,727	1,479

Perry Ellis International, Inc. *	104,102	1,917

Unifi, Inc. *	123,984	2,840
		8,375

Asset Management – 0.4%

Calamos Asset Management, Inc., Class A	172,263	1,462

Janus Capital Group, Inc.	683,029	9,993
		11,455

Automotive – 1.1%

Cooper Tire & Rubber Co.	389,614	14,424

Cooper-Standard Holding, Inc. *	45,572	3,274

Miller Industries, Inc.	114,522	2,323

Modine Manufacturing Co. *	69,521	765

Standard Motor Products, Inc.	167,239	5,795

Strattec Security Corp.	2,029	116

Superior Industries International, Inc.	301,517	6,657
		33,354

Banking – 18.6%

1st Source Corp.	12,045	384

Arrow Financial Corp.	15,067	400

Astoria Financial Corp.	472,445	7,484

BancFirst Corp.	59,474	3,392

BancorpSouth, Inc.	511,733	10,905

Bank of Marin Bancorp	2,712	133

BankFinancial Corp.	122,321	1,446

Banner Corp.	35,166	1,478

BBCN Bancorp, Inc.	413,581	6,282

Berkshire Hills Bancorp, Inc.	90,734	2,440

BNC Bancorp	26,531	560

Boston Private Financial Holdings, Inc.	142,189	1,628

Brookline Bancorp, Inc.	172,989	1,905

Bryn Mawr Bank Corp.	18,787	483

Cardinal Financial Corp.	212,367	4,322

Cathay General Bancorp	481,563	13,643

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Banking – 18.6% – continued

Central Pacific Financial Corp.	31,051	$676

Chemical Financial Corp.	350,572	12,512

City Holding Co.	132,088	6,311

CNB Financial Corp.	6,554	115

CoBiz Financial, Inc.	18,617	220

Columbia Banking System, Inc.	140,790	4,212

Community Bank System, Inc.	406,421	15,529

Community Trust Bancorp, Inc.	170,965	6,038

CVB Financial Corp.	481,791	8,407

Dime Community Bancshares, Inc.	429,799	7,573

Financial Institutions, Inc.	46,019	1,338

First Busey Corp.	26,980	553

First Commonwealth Financial Corp.	163,324	1,447

First Defiance Financial Corp.	5,241	201

First Financial Bancorp	466,672	8,484

First Financial Corp.	125,642	4,298

First Merchants Corp.	236,688	5,579

First Midwest Bancorp, Inc.	511,410	9,216

FirstMerit Corp.	643,511	13,546

Flushing Financial Corp.	405,856	8,775

FNB Corp.	1,095,231	14,249

Fulton Financial Corp.	245,984	3,291

German American Bancorp, Inc.	6,021	194

Glacier Bancorp, Inc.	184,605	4,693

Great Southern Bancorp, Inc.	16,951	629

Hanmi Financial Corp.	85,724	1,888

Heartland Financial USA, Inc.	142,109	4,376

Heritage Financial Corp.	80,072	1,407

Home BancShares, Inc.	320,829	13,138

IBERIABANK Corp.	132,575	6,797

Independent Bank Corp.	181,255	8,330

International Bancshares Corp.	530,721	13,088

Investors Bancorp, Inc.	723,783	8,425

Lakeland Bancorp, Inc.	340,805	3,459

Lakeland Financial Corp.	110,000	5,036

LegacyTexas Financial Group, Inc.	31,140	612

MainSource Financial Group, Inc.	64,714	1,365

MB Financial, Inc.	57,572	1,868

MidWestOne Financial Group, Inc.	4,753	130

National Penn Bancshares, Inc.	653,742	6,956

NBT Bancorp, Inc.	261,895	7,058

Northwest Bancshares, Inc.	539,455	7,288

OceanFirst Financial Corp.	149,787	2,648

OFG Bancorp	152,755	1,068

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Banking – 18.6% – continued

Oritani Financial Corp.	115,997	$1,968

Pacific Continental Corp.	8,870	143

Park National Corp.	74,909	6,742

Peapack Gladstone Financial Corp.	7,020	119

Pinnacle Financial Partners, Inc.	185,176	9,085

Preferred Bank	5,997	181

PrivateBancorp, Inc.	465,146	17,955

Prosperity Bancshares, Inc.	377,118	17,495

Provident Financial Services, Inc.	746,379	15,069

Renasant Corp.	287,991	9,478

S&T Bancorp, Inc.	234,466	6,040

Sandy Spring Bancorp, Inc.	114,607	3,190

Sierra Bancorp	143,737	2,609

Simmons First National Corp., Class A	40,527	1,827

South State Corp.	127,440	8,185

Southwest Bancorp, Inc.	8,656	130

Sterling Bancorp	532,416	8,481

Stock Yards Bancorp, Inc.	6,725	259

Texas Capital Bancshares, Inc. *	175,851	6,749

TriCo Bancshares	151,751	3,842

TrustCo Bank Corp. NY	137,996	836

Trustmark Corp.	514,776	11,855

UMB Financial Corp.	267,820	13,828

Umpqua Holdings Corp.	493,279	7,823

Union Bankshares Corp.	391,272	9,637

United Bankshares, Inc.	389,129	14,281

United Community Financial Corp.	27,860	164

United Financial Bancorp, Inc.	356,245	4,485

Univest Corp. of Pennsylvania	20,977	409

Valley National Bancorp	218,029	2,080

Washington Federal, Inc.	603,142	13,661

Washington Trust Bancorp, Inc.	162,903	6,080

Webster Financial Corp.	540,989	19,422

WesBanco, Inc.	184,331	5,476

West Bancorporation, Inc.	7,289	133

Westamerica Bancorporation	23,925	1,165

Wilshire Bancorp, Inc.	422,357	4,350

Wintrust Financial Corp.	186,705	8,279

WSFS Financial Corp.	304,302	9,896
		543,315

Biotechnology & Pharmaceuticals – 0.7%

Aceto Corp.	407,271	9,595

Cambrex Corp. *	31,800	1,399

Emergent BioSolutions, Inc. *	55,227	2,008

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Biotechnology & Pharmaceuticals – 0.7% – continued

Impax Laboratories, Inc. *	31,777	$1,017

Nutraceutical International Corp. *	117,235	2,855

PDL BioPharma, Inc.	519,803	1,731

SciClone Pharmaceuticals, Inc. *	69,972	770
		19,375

Chemicals – 2.5%

A. Schulman, Inc.	233,050	6,344

Cabot Corp.	179,725	8,686

H.B. Fuller Co.	228,411	9,696

Innophos Holdings, Inc.	79,432	2,455

Innospec, Inc.	3,257	141

Materion Corp.	279,736	7,408

Minerals Technologies, Inc.	239,277	13,603

Olin Corp.	514,632	8,939

Rayonier Advanced Materials, Inc.	131,258	1,247

Sensient Technologies Corp.	247,071	15,679
		74,198

Commercial Services – 2.5%

ABM Industries, Inc.	440,349	14,228

Barrett Business Services, Inc.	35,385	1,017

CBIZ, Inc. *	60,504	611

CEB, Inc.	22,873	1,481

Cimpress N.V. *	48,113	4,363

Ennis, Inc.	333,752	6,525

FTI Consulting, Inc. *	20,338	722

G&K Services, Inc., Class A	179,735	13,166

Kforce, Inc.	140,217	2,745

Korn/Ferry International	380,706	10,770

R.R. Donnelley & Sons Co.	12,764	209

Resources Connection, Inc.	85,350	1,328

SP Plus Corp. *	10,558	254

UniFirst Corp.	49,926	5,448

Viad Corp.	294,394	8,585
		71,452

Construction Materials – 0.1%

Universal Forest Products, Inc.	24,423	2,096

Consumer Products – 2.4%

Cal-Maine Foods, Inc.	50,935	2,644

Central Garden & Pet Co., Class A *	28,278	461

Darling Ingredients, Inc. *	527,785	6,951

Fresh Del Monte Produce, Inc.	30,542	1,285

Helen of Troy Ltd. *	220,061	22,818

Inter Parfums, Inc.	192,146	5,937

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Consumer Products – 2.4% – continued

Sanderson Farms, Inc.	74,966	$6,761

Snyder’s-Lance, Inc.	102,423	3,224

TreeHouse Foods, Inc. *	62,248	5,400

Universal Corp.	242,546	13,779
		69,260

Consumer Services – 0.2%

Aaron’s, Inc.	84,045	2,109

Matthews International Corp., Class A	82,722	4,258
		6,367

Containers & Packaging – 0.4%

Multi-Color Corp.	136,041	7,258

Myers Industries, Inc.	375,453	4,828
		12,086

Design, Manufacturing & Distribution – 1.8%

Benchmark Electronics, Inc. *	524,724	12,095

CTS Corp.	408,451	6,429

Fabrinet *	75,895	2,455

Plexus Corp. *	289,719	11,450

Sanmina Corp. *	845,538	19,769
		52,198

Distributors – Consumer Staples – 1.0%

Andersons (The), Inc.	276,023	8,670

Core-Mark Holding Co., Inc.	250,563	20,436
		29,106

Distributors – Discretionary – 2.4%

ePlus, Inc. *	8,167	658

Essendant, Inc.	289,966	9,259

FTD Cos., Inc. *	213,293	5,599

Insight Enterprises, Inc. *	522,312	14,959

PC Connection, Inc.	274,817	7,093

ScanSource, Inc. *	33,369	1,347

SYNNEX Corp.	302,464	28,005

Tech Data Corp. *	58,450	4,487
		71,407

Electrical Equipment – 0.6%

Checkpoint Systems, Inc. *	22,583	229

ESCO Technologies, Inc.	37,133	1,447

Watts Water Technologies, Inc., Class A	269,909	14,880
		16,556

Engineering & Construction Services – 1.4%

Comfort Systems USA, Inc.	330,142	10,489

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Engineering & Construction Services – 1.4% – continued

Dycom Industries, Inc. *	13,471	$871

EMCOR Group, Inc.	293,483	14,263

Granite Construction, Inc.	255,751	12,225

Great Lakes Dredge & Dock Corp. *	245,849	1,096

MYR Group, Inc. *	44,563	1,119

VSE Corp.	2,563	174
		40,237

Forest & Paper Products – 1.0%

Domtar Corp.	309,172	12,522

Mercer International, Inc.	547,243	5,171

Neenah Paper, Inc.	49,039	3,122

P.H. Glatfelter Co.	398,304	8,257
		29,072

Gaming, Lodging & Restaurants – 0.6%

Belmond Ltd., Class A *	146,735	1,393

Bob Evans Farms, Inc.	231,939	10,829

DineEquity, Inc.	20,793	1,943

Monarch Casino & Resort, Inc. *	9,524	185

Texas Roadhouse, Inc.	100,025	4,359
		18,709

Hardware – 1.3%

Comtech Telecommunications Corp.	148,388	3,468

Electronics For Imaging, Inc. *	164,907	6,990

Finisar Corp. *	742,156	13,537

Mercury Systems, Inc. *	39,686	806

NETGEAR, Inc. *	40,344	1,629

NetScout Systems, Inc. *	146,856	3,373

PC-Tel, Inc.	203,004	970

Plantronics, Inc.	43,950	1,722

Polycom, Inc. *	155,937	1,739

QLogic Corp. *	288,404	3,876
		38,110

Health Care Facilities & Services – 2.9%

Amedisys, Inc. *	194,764	9,415

Amsurg Corp. *	289,222	21,576

Capital Senior Living Corp. *	151,334	2,803

HealthSouth Corp.	131,869	4,962

Kindred Healthcare, Inc.	272,791	3,369

LHC Group, Inc. *	26,929	957

Magellan Health, Inc. *	183,044	12,434

Medcath Corp. (1)*	106,845	–

National HealthCare Corp.	21,744	1,355

Owens & Minor, Inc.	141,675	5,726

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Health Care Facilities & Services – 2.9% – continued

Select Medical Holdings Corp. *	210,653	$2,488

Triple-S Management Corp., Class B *	261,660	6,505

VCA, Inc. *	89,437	5,160

WellCare Health Plans, Inc. *	86,896	8,060
		84,810

Home & Office Products – 1.5%

ACCO Brands Corp. *	245,609	2,206

Beazer Homes USA, Inc. *	118,768	1,036

CalAtlantic Group, Inc.	217,586	7,272

CSS Industries, Inc.	104,422	2,916

Griffon Corp.	515,111	7,958

Hooker Furniture Corp.	119,075	3,912

La-Z-Boy, Inc.	300,202	8,027

MDC Holdings, Inc.	76,130	1,908

Meritage Homes Corp. *	178,338	6,502

Steelcase, Inc., Class A	74,037	1,105
		42,842

Industrial Services – 0.2%

Applied Industrial Technologies, Inc.	49,991	2,169

Kaman Corp.	75,915	3,241

McGrath RentCorp	32,082	805
		6,215

Institutional Financial Services – 0.2%

GAIN Capital Holdings, Inc.	27,027	177

Stifel Financial Corp. *	199,844	5,916
		6,093

Insurance – 5.0%

American Equity Investment Life Holding Co.	571,497	9,601

AMERISAFE, Inc.	122,774	6,451

Argo Group International Holdings Ltd.	46,813	2,687

CNO Financial Group, Inc.	780,454	13,986

EMC Insurance Group, Inc.	129,491	3,321

Employers Holdings, Inc.	335,574	9,443

Endurance Specialty Holdings Ltd.	190,429	12,443

Enstar Group Ltd. *	9,258	1,505

FBL Financial Group, Inc., Class A	73,294	4,509

Federated National Holding Co.	8,025	158

Horace Mann Educators Corp.	423,793	13,430

Infinity Property & Casualty Corp.	6,498	523

Kemper Corp.	75,985	2,247

Maiden Holdings Ltd.	106,702	1,381

Navigators Group (The), Inc. *	158,113	13,261

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Insurance – 5.0% – continued

Primerica, Inc.	359,049	$15,988

ProAssurance Corp.	75,049	3,797

Radian Group, Inc.	335,829	4,164

RLI Corp.	200,641	13,415

Selective Insurance Group, Inc.	206,425	7,557

United Fire Group, Inc.	154,548	6,772
		146,639

Iron & Steel – 0.2%

Commercial Metals Co.	170,127	2,887

Haynes International, Inc.	18,959	692

TimkenSteel Corp.	128,756	1,172
		4,751

Leisure Products – 0.3%

Brunswick Corp.	150,522	7,222

Escalade, Inc.	7,945	93

Vista Outdoor, Inc. *	51,870	2,693
		10,008

Machinery – 2.0%

Alamo Group, Inc.	13,878	773

CIRCOR International, Inc.	21,515	998

Columbus McKinnon Corp.	41,438	653

Curtiss-Wright Corp.	253,467	19,180

Hollysys Automation Technologies Ltd. *	65,184	1,372

Hyster-Yale Materials Handling, Inc.	103,768	6,911

Kadant, Inc.	60,441	2,730

MSA Safety, Inc.	25,596	1,238

Oshkosh Corp.	72,892	2,979

Regal Beloit Corp.	49,201	3,104

Rofin-Sinar Technologies, Inc. *	322,070	10,377

Standex International Corp.	117,132	9,114
		59,429

Manufactured Goods – 1.9%

Aegion Corp. *	97,805	2,063

Barnes Group, Inc.	449,356	15,741

Chart Industries, Inc. *	102,599	2,228

Gibraltar Industries, Inc. *	403,490	11,540

Insteel Industries, Inc.	8,788	269

Rogers Corp. *	183,063	10,960

Simpson Manufacturing Co., Inc.	344,826	13,162
		55,963

Media – 1.5%

Bankrate, Inc. *	225,315	2,066

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Media – 1.5% – continued

Entercom Communications Corp., Class A *	378,525	$4,005

EW Scripps (The) Co., Class A *	463,761	7,230

Journal Media Group, Inc.	134,020	1,603

Meredith Corp.	217,980	10,354

Monster Worldwide, Inc. *	307,602	1,003

New York Times (The) Co., Class A	164,998	2,056

RetailMeNot, Inc. *	116,481	933

Scholastic Corp.	379,333	14,175
		43,425

Medical Equipment & Devices – 0.9%

AngioDynamics, Inc. *	319,627	3,928

CONMED Corp.	115,431	4,841

CryoLife, Inc.	334,026	3,591

Greatbatch, Inc. *	299,243	10,665

Natus Medical, Inc. *	33,743	1,297

Nuvectra Corp. *	99,748	540

Orthofix International N.V. *	45,844	1,903
		26,765

Metals & Mining – 0.4%

Encore Wire Corp.	45,619	1,776

Kaiser Aluminum Corp.	97,671	8,257

Stillwater Mining Co. *	260,716	2,777
		12,810

Oil, Gas & Coal – 2.4%

Abraxas Petroleum Corp. *	160,078	162

Adams Resources & Energy, Inc.	4,425	177

Alon USA Energy, Inc.	102,127	1,054

Approach Resources, Inc. *	162,249	188

Atwood Oceanics, Inc.	217,442	1,994

Basic Energy Services, Inc. *	126,578	349

Callon Petroleum Co. *	549,707	4,865

Carrizo Oil & Gas, Inc. *	156,356	4,834

Cloud Peak Energy, Inc. *	242,908	474

Dril-Quip, Inc. *	29,587	1,792

Enbridge Energy Management LLC *	111,473	2,001

EP Energy Corp., Class A *	267,806	1,210

Forum Energy Technologies, Inc. *	212,375	2,803

Gulfmark Offshore, Inc., Class A *	94,116	581

Hallador Energy Co.	30,470	139

Matrix Service Co. *	32,532	576

Natural Gas Services Group, Inc. *	186,892	4,042

Newpark Resources, Inc. *	1,072,754	4,634

Oasis Petroleum, Inc. *	150,287	1,094

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Oil, Gas & Coal – 2.4% – continued

Oil States International, Inc. *	166,865	$5,260

Parker Drilling Co. *	388,567	824

PDC Energy, Inc. *	317,981	18,904

PHI, Inc. (Non Voting) *	137,850	2,604

SEACOR Holdings, Inc. *	63,538	3,460

SemGroup Corp., Class A	12,684	284

SM Energy Co.	72,875	1,366

Western Refining, Inc.	86,750	2,523

World Fuel Services Corp.	25,686	1,248
		69,442

Passenger Transportation – 0.1%

Hawaiian Holdings, Inc. *	46,290	2,184

Real Estate – 0.0%

RMR Group (The), Inc., Class A *	2,128	53

Real Estate Investment Trusts – 13.0%

Acadia Realty Trust	347,377	12,203

Agree Realty Corp.	187,990	7,232

American Assets Trust, Inc.	104,354	4,166

American Homes 4 Rent, Class A	111,230	1,769

Capstead Mortgage Corp.	770,058	7,616

CBL & Associates Properties, Inc.	420,479	5,004

Chatham Lodging Trust	54,188	1,161

Chesapeake Lodging Trust	367,374	9,721

CorEnergy Infrastructure Trust, Inc.	5,281	106

Corporate Office Properties Trust	113,257	2,972

DCT Industrial Trust, Inc.	12,344	487

DiamondRock Hospitality Co.	1,422,162	14,392

DuPont Fabros Technology, Inc.	292,778	11,866

Education Realty Trust, Inc.	246,333	10,248

EPR Properties	420,239	27,996

Equity One, Inc.	561,315	16,087

First Industrial Realty Trust, Inc.	430,844	9,797

Franklin Street Properties Corp.	788,425	8,365

GEO Group (The), Inc.	469,434	16,275

Gramercy Property Trust	920,917	7,782

Healthcare Realty Trust, Inc.	408,570	12,621

Hersha Hospitality Trust	41,743	891

Highwoods Properties, Inc.	384,390	18,378

Independence Realty Trust, Inc.	108,666	774

Kite Realty Group Trust	155,763	4,316

LaSalle Hotel Properties	838,252	21,216

LTC Properties, Inc.	368,242	16,659

Mack-Cali Realty Corp.	293,035	6,886

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Real Estate Investment Trusts – 13.0% – continued

Medical Properties Trust, Inc.	1,550,800	$20,129

MFA Financial, Inc.	907,419	6,216

Monmouth Real Estate Investment Corp.	85,979	1,022

Monogram Residential Trust, Inc.	809,261	7,979

National Health Investors, Inc.	136,509	9,081

New Residential Investment Corp.	373,189	4,340

New York Mortgage Trust, Inc.	381,992	1,811

One Liberty Properties, Inc.	121,080	2,713

Parkway Properties, Inc.	167,653	2,626

Pennsylvania Real Estate Investment Trust	504,383	11,021

Piedmont Office Realty Trust, Inc., Class A	215,801	4,383

PS Business Parks, Inc.	77,323	7,772

Ramco-Gershenson Properties Trust	423,918	7,643

RLJ Lodging Trust	873,265	19,980

Sabra Health Care REIT, Inc.	77,881	1,565

Select Income REIT	120,217	2,771

Sun Communities, Inc.	2,415	173

Washington Real Estate Investment Trust	89,664	2,619

Weingarten Realty Investors	183,935	6,901

Winthrop Realty Trust *	35,149	462
		378,193

Recreational Facilities & Services – 0.8%

International Speedway Corp., Class A	221,944	8,192

Marcus (The) Corp.	345,017	6,538

Speedway Motorsports, Inc.	23,105	458

Vail Resorts, Inc.	65,701	8,784
		23,972

Renewable Energy – 0.7%

Advanced Energy Industries, Inc. *	181,200	6,304

EnerSys	115,527	6,437

Green Plains, Inc.	112,470	1,795

Pacific Ethanol, Inc. *	105,761	495

REX American Resources Corp. *	112,643	6,248
		21,279

Retail – Consumer Staples – 0.6%

Casey’s General Stores, Inc.	80,436	9,115

Ingles Markets, Inc., Class A	34,202	1,283

PriceSmart, Inc.	24,565	2,078

SpartanNash Co.	79,833	2,420

Weis Markets, Inc.	29,705	1,338
		16,234

Retail – Discretionary – 1.8%

Caleres, Inc.	63,515	1,797

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Retail – Discretionary – 1.8% – continued

Children’s Place (The), Inc.	29,133	$2,432

Citi Trends, Inc.	8,814	157

Ethan Allen Interiors, Inc.	234,836	7,472

Finish Line (The), Inc., Class A	124,929	2,636

Genesco, Inc. *	62,833	4,540

Group 1 Automotive, Inc.	162,500	9,537

Guess?, Inc.	123,838	2,324

Haverty Furniture Cos., Inc.	202,451	4,284

Outerwall, Inc.	28,645	1,060

Rush Enterprises, Inc., Class A *	253,231	4,619

Shoe Carnival, Inc.	187,993	5,068

Sonic Automotive, Inc., Class A	282,487	5,220
		51,146

Semiconductors – 2.4%

Amkor Technology, Inc. *	881,022	5,189

Brooks Automation, Inc.	749,692	7,797

Cascade Microtech, Inc. *	8,949	184

Cirrus Logic, Inc. *	66,945	2,437

Coherent, Inc. *	14,409	1,324

Cohu, Inc.	14,558	173

Diodes, Inc. *	106,971	2,150

Entegris, Inc. *	1,094,414	14,906

II-VI, Inc. *	70,868	1,538

IXYS Corp.	27,880	313

MKS Instruments, Inc.	593,800	22,357

Newport Corp. *	43,821	1,008

Photronics, Inc. *	77,126	803

Power Integrations, Inc.	38,999	1,937

Semtech Corp. *	55,333	1,217

Tessera Technologies, Inc.	61,525	1,907

Ultra Clean Holdings, Inc. *	172,393	924

Vishay Intertechnology, Inc.	206,610	2,523

Xcerra Corp. *	248,920	1,623
		70,310

Software – 1.6%

Acxiom Corp. *	306,769	6,577

Blackbaud, Inc.	33,438	2,103

Ebix, Inc.	62,605	2,554

Epiq Systems, Inc.	73,790	1,108

Mentor Graphics Corp.	582,427	11,841

MicroStrategy, Inc., Class A *	14,698	2,642

Progress Software Corp. *	156,677	3,779

Sapiens International Corp. N.V.	25,830	309

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Software – 1.6% – continued

Take-Two Interactive Software, Inc. *	382,278	$14,400
		45,313

Specialty Finance – 2.3%

Air Lease Corp.	222,685	7,153

Aircastle Ltd.	421,362	9,371

Encore Capital Group, Inc. *	263,481	6,782

First American Financial Corp.	683,457	26,047

Marlin Business Services Corp.	14,837	212

Meta Financial Group, Inc.	3,862	176

Nelnet, Inc., Class A	380,202	14,968

Ocwen Financial Corp. *	346,714	856

World Acceptance Corp. *	8,302	315
		65,880

Technology Services – 2.5%

Black Box Corp.	49,109	662

CACI International, Inc., Class A *	247,915	26,453

Convergys Corp.	978,498	27,173

CSG Systems International, Inc.	35,883	1,620

Cubic Corp.	145,422	5,811

Engility Holdings, Inc. *	59,806	1,122

Fair Isaac Corp.	39,434	4,184

ICF International, Inc. *	42,807	1,471

ManTech International Corp., Class A	43,422	1,389

Perficient, Inc. *	40,997	890

Sykes Enterprises, Inc. *	66,408	2,004

TeleTech Holdings, Inc.	26,849	745
		73,524

Telecom – 0.4%

Atlantic Tele-Network, Inc.	9,317	706

IDT Corp., Class B	12,398	193

Intelsat S.A. *	63,693	161

Iridium Communications, Inc. *	136,606	1,075

Lumos Networks Corp. *	12,728	163

Shenandoah Telecommunications Co.	58,562	1,567

Telephone & Data Systems, Inc.	237,389	7,143
		11,008

Transportation & Logistics – 1.5%

ArcBest Corp.	31,713	685

Ardmore Shipping Corp.	27,325	231

DHT Holdings, Inc.	218,707	1,260

Marten Transport Ltd.	71,425	1,337

Mobile Mini, Inc.	374,116	12,353

Navigator Holdings Ltd. *	63,034	1,018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Transportation & Logistics – 1.5% – continued

Navios Maritime Acquisition Corp.	268,805	$427

Saia, Inc. *	214,114	6,027

Scorpio Tankers, Inc.	927,386	5,407

Ship Finance International Ltd.	786,879	10,930

Teekay Tankers Ltd., Class A	468,446	1,719

Tsakos Energy Navigation Ltd.	102,871	636

Universal Truckload Services, Inc.	49,051	808
		42,838

Transportation Equipment – 0.2%

American Railcar Industries, Inc.	19,795	806

Greenbrier (The) Cos., Inc.	145,971	4,035
		4,841

Utilities – 7.2%

ALLETE, Inc.	265,814	14,904

Avista Corp.	480,009	19,575

Cleco Corp.	300,074	16,567

El Paso Electric Co.	353,044	16,198

Empire District Electric (The) Co.	227,124	7,506

Great Plains Energy, Inc.	224,325	7,235

IDACORP, Inc.	325,921	24,310

Laclede Group (The), Inc.	120,387	8,156

NorthWestern Corp.	243,097	15,011

NRG Yield, Inc., Class A	110,516	1,500

Otter Tail Corp.	187,064	5,541

PNM Resources, Inc.	429,269	14,475

Portland General Electric Co.	293,371	11,585

SJW Corp.	9,701	353

South Jersey Industries, Inc.	219,858	6,255

Southwest Gas Corp.	318,507	20,974

WGL Holdings, Inc.	274,798	19,887
		210,032

Waste & Environment Services & Equipment – 0.5%

Cantel Medical Corp.	157,441	11,235

Tetra Tech, Inc.	128,492	3,832
		15,067
Total Common Stocks
(Cost $2,113,082)		2,786,087

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
MASTER LIMITED PARTNERSHIPS – 0.2%

Asset Management – 0.2%

Compass Diversified Holdings	385,537	$6,034
Total Master Limited Partnerships
(Cost $5,167)		6,034

OTHER – 0.0% (1)

Escrow DLB Oil & Gas *	2,100	–

Escrow Gerber Scientific, Inc. *	264,734	–
Total Other
(Cost $ – )		–

INVESTMENT COMPANIES – 4.8%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (2)(3)	140,363,869	140,364
Total Investment Companies
(Cost $140,364)		140,364

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.30%, 9/15/16 (4)(5)	$8,819	$8,805
Total Short-Term Investments
(Cost $8,807)		8,805

Total Investments – 100.9%
(Cost $2,267,420)		2,941,290

Liabilities less Other Assets – (0.9)%		(26,979)
NET ASSETS – 100.0%		$2,914,311

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day yield as of March 31, 2016 is disclosed.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
(5)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	38	$3,898	Long	6/16	$151
Russell 2000 Mini Index	1,028	114,067	Long	6/16	4,491

Total					$4,642

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.3%
Consumer Staples	2.7
Energy	3.6
Financials	40.9
Health Care	5.0
Industrials	13.1
Information Technology	13.1
Materials	4.4
Telecommunication Services	0.4
Utilities	7.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued	MARCH 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$2,786,087	$–	$–	$2,786,087
Master Limited Partnerships (1)	6,034	–	–	6,034
Investment Companies	140,364	–	–	140,364
Short-Term Investments	–	8,805	–	8,805
Total Investments	$2,932,485	$8,805	$–	$2,941,290

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$4,642	$–	$–	$4,642

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4%

Biotechnology & Pharmaceuticals – 16.7%

AbbVie, Inc.	37,201	$2,125

Alexion Pharmaceuticals, Inc. *	11,355	1,581

Allergan PLC *	5,136	1,376

Baxalta, Inc.	47,914	1,936

Biogen, Inc. *	10,279	2,676

Celgene Corp. *	10,071	1,008

Pfizer, Inc.	39,935	1,184

Valeant Pharmaceuticals International, Inc. *	6,858	180
		12,066

Commercial Services – 2.9%

Accretive Health, Inc. *	221,173	564

HMS Holdings Corp. *	106,908	1,534
		2,098

Hardware – 7.6%

Apple, Inc.	38,493	4,195

Arista Networks, Inc. *	6,862	433

Cisco Systems, Inc.	30,989	882
		5,510

Health Care Facilities & Services – 6.2%

Community Health Systems, Inc. *	59,379	1,099

Express Scripts Holding Co. *	29,987	2,060

HCA Holdings, Inc. *	17,012	1,328
		4,487

Media – 11.3%

Alphabet, Inc., Class A *	2,023	1,543

Alphabet, Inc., Class C *	2,909	2,167

Facebook, Inc., Class A *	15,371	1,754

LinkedIn Corp., Class A *	4,422	506

Pandora Media, Inc. *	56,122	502

Priceline Group (The), Inc. *	938	1,209

Twitter, Inc. *	26,770	443
		8,124

Medical Equipment & Devices – 8.4%

Baxter International, Inc.	41,958	1,724

Intuitive Surgical, Inc. *	1,929	1,159

Spectranetics (The) Corp. *	46,109	669

Wright Medical Group N.V. *	50,096	832

Zimmer Biomet Holdings, Inc.	16,031	1,709
		6,093

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Retail – Discretionary – 1.3%

eBay, Inc. *	38,069	$908

Semiconductors – 8.5%

Applied Materials, Inc.	50,780	1,076

ARM Holdings PLC ADR	26,801	1,171

Broadcom Ltd.	5,737	886

Lam Research Corp.	9,954	822

NXP Semiconductors N.V. *	16,724	1,356

QUALCOMM, Inc.	16,031	820
		6,131

Software – 26.2%

Activision Blizzard, Inc.	41,599	1,408

Box, Inc., Class A *	48,382	593

Cornerstone OnDemand, Inc. *	26,606	872

Fortinet, Inc. *	25,298	775

Imperva, Inc. *	12,525	632

Microsoft Corp.	35,507	1,961

Oracle Corp.	54,303	2,221

Proofpoint, Inc. *	20,210	1,087

Qlik Technologies, Inc. *	20,197	584

Qualys, Inc. *	32,869	832

Rackspace Hosting, Inc. *	45,104	974

Red Hat, Inc. *	32,983	2,458

salesforce.com, Inc. *	33,268	2,456

ServiceNow, Inc. *	10,964	671

Splunk, Inc. *	14,431	706

VMware, Inc., Class A *	12,994	680
		18,910

Specialty Finance – 6.1%

Alliance Data Systems Corp. *	3,825	842

Fidelity National Information Services, Inc.	21,535	1,363

MasterCard, Inc., Class A	8,734	825

PayPal Holdings, Inc. *	35,325	1,364
		4,394

Technology Services – 3.2%

Cognizant Technology Solutions Corp., Class A *	26,621	1,669

Teradata Corp. *	23,008	604
		2,273
Total Common Stocks
(Cost $64,030)		70,994

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND continued	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (1)(2)	448,735	$449
Total Investment Companies
(Cost $449)		449

Total Investments – 99.0%
(Cost $64,479)		71,443

Other Assets less Liabilities – 1.0%		702
NET ASSETS – 100.0%		$72,145

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2016 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	1.7%
Health Care	34.9
Information Technology	63.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$70,994	$–	$–	$70,994
Investment Companies	449	–	–	449
Total Investments	$71,443	$–	$–	$71,443

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2016

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2016, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Income Equity, International Equity, Large Cap Core, Large Cap Equity, Large Cap Value, Small Cap Core, Small Cap Value and Technology Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to; the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts, in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2016, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
Income Equity	Long and Short	Hedging/Liquidity
Large Cap Core	Long	Liquidity
Large Cap Value	Long	Liquidity
Small Cap Core	Long	Liquidity
Small Cap Value	Long and Short	Liquidity

At March 31, 2016, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Income Equity, Large Cap Core, Large Cap Value, Small Cap Core and Small Cap Value Funds was approximately $694,000, $190,000, $150,000, $1,248,000 and $8,805,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on written options on the Statements of Operations, if applicable.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty non-performance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is

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MARCH 31, 2016

traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security of currency at a price different from the current fair value. No option contracts were held or written by the Funds during the fiscal year ended March 31, 2016.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2016.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying

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NOTES TO THE FINANCIAL STATEMENTS continued

the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees were less than $1,000 for the fiscal year ended March 31, 2016, for the International Equity Fund. Redemption fees for the fiscal year ended March 31, 2015, were approximately $3,000 for the International Equity Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Income Equity	Monthly
International Equity	Annually
Large Cap Core	Quarterly
Large Cap Equity	Quarterly
Large Cap Value	Annually
Small Cap Core	Annually
Small Cap Value	Annually
Technology	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2016, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
International Equity	$(187)	$487	$(300)
Large Cap Core	—	(97)	97
Large Cap Equity	—	(64)	64
Small Cap Core	(20)	20	—
Small Cap Value	(315)	315	—
Technology	519	—	(519)

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2015, through the fiscal year ended March 31, 2016, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Income Equity	$5,190
International Equity	1,354
Large Cap Core	55
Large Cap Value	518
Small Cap Core	1,038
Technology	880

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or

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long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2016, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2017		MARCH 31, 2018
International Equity	$32,032	*	$139,012	*
Large Cap Core	3,620	*	9,392
Large Cap Equity	17,703	*	—
Large Cap Value	7,802		61,413

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2018.

The Funds in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

During the fiscal year ended March 31, 2016, the International Equity, Large Cap Core and Large Cap Value Funds utilized approximately $5,448,000, $840,000 and $1,788,000, respectively, in capital loss carryforwards.

The International Equity and Large Cap Equity Funds had approximately $2,178,000 and $2,259,000, respectively, of capital loss carryforwards expire during the fiscal year ended March 31, 2016.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Income Equity	$390	$ —

At March 31, 2016, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Income Equity	$70	$ —	$30,042
International Equity	867	—	7,268
Large Cap Core	45	—	2,317
Large Cap Equity	36	5,915	27,891
Large Cap Value	354	—	41
Small Cap Core	470	109	45,234
Small Cap Value	8,796	11,989	663,947
Technology	—	2,676	6,287

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Income Equity	$5,770	$8,579
International Equity	3,400	—
Large Cap Core	2,783	—
Large Cap Equity	1,107	2,879
Large Cap Value	1,545	—
Small Cap Core	1,903	8,668
Small Cap Value	35,405	84,942
Technology	68	9,404

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Income Equity	$14,622	$81,489
International Equity	8,760	—
Large Cap Core	1,109	—
Large Cap Equity	1,341	—
Large Cap Value	2,731	—
Small Cap Core	2,147	8,416
Small Cap Value	30,500	111,849

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2016, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The

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NOTES TO THE FINANCIAL STATEMENTS continued

Funds’ federal tax returns filed for the fiscal years ended March 31, 2013 through March 31, 2015 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together, “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2016.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2016.

4. BANK BORROWINGS

The Trust entered into a $250,000,000 senior unsecured revolving credit facility on November 24, 2014, which was administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which was included in Other expenses on the Statements of Operations. The Credit Facility expired on November 23, 2015.

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank, N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

At March 31, 2016, the International Equity Fund had an outstanding loan of $300,000. This amount is included in “Accrued other liabilities” on the Fund’s Statements of Assets and Liabilities. The effective interest rate for the outstanding loan was 1.44 percent.

During the fiscal year ended March 31, 2016, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE
Income Equity	$427	1.21%
International Equity	475	1.26%
Technology	200	1.44%

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2016.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

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At March 31, 2016, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS
Large Cap Core	0.44%	0.60%
Small Cap Core	0.74%	0.75%
Small Cap Value	0.95%	1.00%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION
Income Equity	0.95%	0.922%	0.894%	1.00%
International Equity	1.00%	0.97%	0.941%	1.06%
Large Cap Equity	0.83%	0.805%	0.781%	0.85%
Large Cap Value	0.83%	0.805%	0.781%	0.85%
Technology	1.10%	1.067%	1.035%	1.25%

The contractual reimbursement arrangements are expected to continue until at least July 31, 2016. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”), a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to each Fund by NTI as a result of uninvested cash being invested in a Portfolio. Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolio’s prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

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NOTES TO THE FINANCIAL STATEMENTS continued

For the fiscal year ended March 31, 2016, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES	REALIZED GAIN (LOSS)
Large Cap Core	$77	$ —	$ —
Large Cap Equity	—	8	(2)
Large Cap Value	116	—	—

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Income Equity	$—	$34,237	$—	$109,486
International Equity	—	23,251	—	53,452
Large Cap Core	—	84,755	—	106,955
Large Cap Equity	—	36,813	—	51,785
Large Cap Value	—	57,448	—	64,669
Small Cap Core	—	110,892	—	41,628
Small Cap Value	—	759,047	—	705,689
Technology	—	42,629	—	48,901

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2016, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Income Equity	$36,617	$(6,574)	$30,043	$209,258
International Equity	32,433	(25,135)	7,298	144,557
Large Cap Core	11,571	(9,254)	2,317	141,864
Large Cap Equity	32,512	(4,621)	27,891	96,474
Large Cap Value	7,377	(7,337)	40	88,968
Small Cap Core	70,333	(25,100)	45,233	269,378
Small Cap Value	720,357	(56,410)	663,947	2,277,343
Technology	14,416	(8,130)	6,286	65,157

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	2,705	$33,317	963	$11,556	(10,117)	$(124,393)	(6,449)	$(79,520)
International Equity	4,004	33,336	84	695	(7,767)	(66,071)	(3,679)	(32,040)
Large Cap Core	1,814	27,258	119	1,778	(3,386)	(51,100)	(1,453)	(22,064)
Large Cap Equity	352	7,637	155	3,285	(1,109)	(24,263)	(602)	(13,341)
Large Cap Value	840	11,326	93	1,192	(1,526)	(20,227)	(593)	(7,709)
Small Cap Core	7,456	155,087	472	9,272	(4,443)	(88,378)	3,485	75,981
Small Cap Value	40,522	816,723	6,023	116,606	(38,670)	(779,706)	7,875	153,623
Technology	254	5,857	434	8,936	(543)	(11,979)	145	2,814

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Transactions in capital shares for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	5,245		$75,387		6,462	$82,586	(10,350)	$(153,136)	1,357	$4,837
International Equity	4,969		48,053		182	1,650	(7,800)	(73,278)	(2,649)	(23,575)
Large Cap Core	10,797	*	166,594	*	41	639	(1,643)	(24,970)	9,195	142,263
Large Cap Equity	225		4,725		41	878	(1,052)	(22,361)	(786)	(16,758)
Large Cap Value	421		5,740		152	2,113	(1,477)	(20,135)	(904)	(12,282)
Small Cap Core	5,053		107,608		434	9,131	(1,850)	(39,149)	3,637	77,590
Small Cap Value	36,857		773,716		6,522	135,669	(29,172)	(613,131)	14,207	296,254
Technology	312		6,886		—	—	(744)	(15,857)	(432)	(8,971)

*	Numbers include assets received in connection with fund reorganization of approximately 6,448,000 in shares sold and $100,455,000 in proceeds from shares sold.

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
Income Equity	Northern Institutional Funds — Diversified Assets Portfolio	$17,222	$68,646	$82,861	$—	$—	$2	$3,007
International Equity	Northern Institutional Funds — Diversified Assets Portfolio	1,785	52,174	53,870	—	—	1	89
Large Cap Core	Northern Institutional Funds — Diversified Assets Portfolio	1,272	25,455	25,186	—	—	1	1,541
Large Cap Equity	Northern Institutional Funds — Diversified Assets Portfolio	1,818	21,458	22,413	—	—	1	863
Large Cap Value	Northern Institutional Funds — Diversified Assets Portfolio	1,083	17,035	17,401	—	—	1	717
Small Cap Core	Northern Institutional Funds — Diversified Assets Portfolio	11,232	114,798	119,432	—	—	6	6,598
Small Cap Value	Northern Institutional Funds — Diversified Assets Portfolio	115,312	473,736	448,684	—	—	80	140,364
Technology	Northern Institutional Funds — Diversified Assets Portfolio	2,010	15,042	16,603	—	—	1	449

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2016:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Income Equity	Equity contracts	Net Assets — Net unrealized appreciation	$—		Net Assets — Net unrealized depreciation	$(158	)*
Large Cap Core	Equity contracts	Net Assets — Net unrealized appreciation	61	*	Net Assets — Net unrealized depreciation	—
Large Cap Value	Equity contracts	Net Assets — Net unrealized appreciation	30	*	Net Assets — Net unrealized depreciation	—
Small Cap Core	Equity contracts	Net Assets — Net unrealized appreciation	276	*	Net Assets — Net unrealized depreciation	—
Small Cap Value	Equity contracts	Net Assets — Net unrealized appreciation	4,642	*	Net Assets — Net unrealized depreciation	—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2016:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Income Equity	Equity contracts	Net realized gains (losses) on futures contracts	$(412)
Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	(54)
Large Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	(6)
Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	(2,714)
Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	(9,659)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Income Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(57)
Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	49
Large Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	17
Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(38)
Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,575

Volume of derivative activity for the fiscal year ended March 31, 2016*:

	EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Income Equity	14	$2,913
Large Cap Core	73	386
Large Cap Value	48	426
Small Cap Core	181	1,018
Small Cap Value	173	5,263

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures equity contracts.

**	Amounts in thousands.

EQUITY FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2016

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In 2007, the Large Cap Core Fund and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The defendants filed motions to dismiss, some of which were granted by the District Court and affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit”). A petition for rehearing en banc is currently pending before the Second Circuit. A motion to dismiss the Committee Action has yet to be ruled on by the District Court.

The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Funds’ net asset value. The Funds intend to vigorously defend these actions.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY FUNDS

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Equity Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and Technology Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 24, 2016

EQUITY FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2016 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2016 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

QDI PERCENTAGE
Income Equity	100.00%
International Equity	100.00%
Large Cap Core	100.00%
Large Cap Equity	100.00%
Large Cap Value	100.00%
Small Cap Core	100.00%
Small Cap Value	88.85%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2016 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Income Equity	99.90%
International Equity	1.93%
Large Cap Core	100.00%
Large Cap Equity	99.68%
Large Cap Value	100.00%
Small Cap Core	100.00%
Small Cap Value	87.27%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
International Equity	$0.0184	$0.1875

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2015, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
20%
Income Equity	$0.427947
Large Cap Equity	0.479005
Small Cap Core	0.540924
Small Cap Value	0.612232
Technology	2.754212

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2016:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Large Cap Equity	$5,915
Small Cap Core	109
Small Cap Value	11,989
Technology	2,676

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2015 - 3/31/2016” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on pages 77 and 78), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 81), which may result in different expense ratios in the Financial Highlights.

Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INCOME EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	1.01%	$1,000.00	$1,079.10	$5.25
Hypothetical**	1.01%	$1,000.00	$1,019.95	$5.10

INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	1.10%	$1,000.00	$1,025.20	$5.57
Hypothetical**	1.10%	$1,000.00	$1,019.50	$5.55

LARGE CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.57%	$1,000.00	$1,074.10	$2.96
Hypothetical**	0.57%	$1,000.00	$1,022.15	$2.88

LARGE CAP EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.86%	$1,000.00	$1,039.10	$4.38
Hypothetical**	0.86%	$1,000.00	$1,020.70	$4.34

LARGE CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.87%	$1,000.00	$1,032.00	$4.42
Hypothetical**	0.87%	$1,000.00	$1,020.65	$4.39

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2016 (UNAUDITED)

SMALL CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.75%	$1,000.00	$1,023.10	$3.79
Hypothetical**	0.75%	$1,000.00	$1,021.25	$3.79

SMALL CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	1.00%	$1,000.00	$1,053.90	$5.13
Hypothetical**	1.00%	$1,000.00	$1,020.00	$5.05

TECHNOLOGY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	1.27%	$1,000.00	$1,011.30	$6.39
Hypothetical**	1.27%	$1,000.00	$1,018.65	$6.41

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•   Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•   Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•   President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•   Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•   Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•   Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•   Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•   Member of the State of Wisconsin Investment Board since 2015.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•   Executive Vice President of Fee Based Services, American Express Company from 2010 to 2016;

•   Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•   CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•   CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 2000

•   Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•   Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•   Trustee of Rush University Medical Center since 2007;

•   Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•   Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•   Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

EQUITY FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Director, Miami Corporation since November 2015;

•  Trustee of Rush University Medical Center since November 2009.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 1998	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•   Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company from 2011 to 2014; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2015

•   Chief Compliance Officer for 50 South Capital Advisors, LLC, Alpha Core Strategies Fund, Equity Long/Short Opportunities Fund and FlexShares Trust since 2015; Chief Compliance Officer from 2007 to 2015 for Mesirow Advanced Strategies.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•   Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

EQUITY FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•   Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•   Senior Legal Counsel and Vice President at The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President at The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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EQUITY FUNDS

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EQUITY FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

EQUITY FUNDS

INCOME EQUITY FUND2,4

INTERNATIONAL EQUITY FUND1,2,3

LARGE CAP CORE FUND2

LARGE CAP EQUITY FUND2

LARGE CAP VALUE FUND2

SMALL CAP CORE FUND2,6

SMALL CAP VALUE FUND2,6

TECHNOLOGY FUND2,5,6,7

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 High-Yield Risk: High yield fixed-income securities will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value.

5 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Technology Sector Risk: Securities of technology companies may be subject to greater price volatility than securities of companies in other market sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower prices.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at www.northernfunds.com or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	EMERGING MARKETS EQUITY INDEX FUND
Ticker Symbol: NOEMX

37	GLOBAL REAL ESTATE INDEX FUND
Ticker Symbol: NGREX

47	GLOBAL SUSTAINABILITY INDEX FUND
Ticker Symbol: NSRIX

60	INTERNATIONAL EQUITY INDEX FUND
Ticker Symbol: NOINX

75	MID CAP INDEX FUND
Ticker Symbol: NOMIX

82	SMALL CAP INDEX FUND
Ticker Symbol: NSIDX

108	STOCK INDEX FUND
Ticker Symbol: NOSIX

116	NOTES TO THE FINANCIAL STATEMENTS

130	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

131	TAX INFORMATION

132	FUND EXPENSES

134	TRUSTEES AND OFFICERS

138	INVESTMENT CONSIDERATIONS

140	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance reflects any fee waivers and reimbursements in effect. In their absence, performance would be reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2016, the Emerging Markets Equity Index Fund returned -12.38%, compared with -12.03% for the Fund’s benchmark, the MSCI Emerging Markets IndexSM. Emerging markets underperformed developed markets for the same period, as measured by the MSCI World Index return of -3.45% for the same period.

The top-performing countries in the benchmark were Hungary, with a return of 40.23%, and Russia, with a return of 1.69%. The weakest country performances in the Index came from Greece and Egypt, which returned -51.97% and -29.14%, respectively. The top-performing sector was consumer staples, with a return of -5.30%, while the weakest sector performances came from financials, with a return of -15.72%, and telecommunication services, with a return of -15.44%.

Emerging markets experienced negative returns for the period, as global growth concerns, compounded by market instability in China and falling commodity prices, weighed on markets globally. While emerging markets experienced a strong April, sentiment quickly shifted, as concerns regarding global growth mounted in mid-2015. Commodity prices, most notably the price of oil, continued to slide through the end of 2015, creating headwinds for natural resource-producing markets and generally contributing to reduced growth expectations. Chinese growth was of particular concern, as the Chinese government was forced to intervene in both the equity and foreign exchange markets amid significant instability. Between June 8 and August 26, 2015, the Chinese local share market experienced a drop of more than 40% as measured by the CSI 300 Index, and other global equity markets followed suit. Emerging markets rallied somewhat after the U.S. Federal Reserve (the “Fed”) decided not to raise interest rates at its September, 2015 meeting, but began to slide again going into the end of 2015 in anticipation of the Fed’s December rate increase. Emerging markets strengthened through the end of the first quarter of 2016, as economic data improved and the price of oil recovered significantly.

PORTFOLIO MANAGER

STEVEN J. SANTICCIOLI With Northern Trust since 2003

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 04/25/06
EMERGING MARKETS EQUITY INDEX	–12.38%	–4.81%	–4.50%	1.50%
MSCI EMERGING MARKETS INDEXSM	–12.03	–4.50	–4.13	2.39

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 138.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned -0.25% during the 12-month reporting period ended March 31, 2016, closely tracking the Fund’s benchmark, the FTSE® EPRA®/NAREIT® Global Index, which returned -0.21% for the same period. Real estate securities outperformed the broader market as measured by the MSCI ACWI® Index, which returned -4.34% for the same period.

The U.S. listed real estate market was a positive contributor to performance, returning 3.95% for the reporting period. For the reporting period, developed international real estate markets returned -2.27%, while emerging markets lagged at -6.00%.

Global real estate securities finished the 12-month period generally flat, though the market experienced significant levels of volatility throughout the period. Real estate securities performed negatively for the first several months, as concerns regarding global growth mounted, related in part to instability in China. Between June 8 and August 26, 2015, the Chinese local share market experienced a drop of more than 40% as measured by the CSI 300 Index, and other global equity markets followed suit, with the FTSE EPRA/NAREIT Global Index experiencing a decline of nearly 10% over several days in August 2015. The market had been anticipating an interest rate increase by the U.S. Federal Reserve (the “Fed”), but the Fed decided not to raise rates at its September, 2015 meeting. The market rallied from October through the end of 2015, and the Fed finally announced its first rate increase in more than nine years at its December, 2015 meeting. Real estate securities experienced significant declines over January and February, 2016, but positive economic data and signs of stabilization in China contributed to a rally through March, 2016.

PORTFOLIO MANAGER

THOMAS O’BRIEN With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 07/26/06
GLOBAL REAL ESTATE INDEX	–0.25%	4.33%	6.70%	3.09%
FTSE® EPRA®/NAREIT® GLOBAL INDEX	–0.21	4.30	6.74	3.50

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE® EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE® EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 38 countries worldwide.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 138.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2016, the Global Sustainability Index Fund returned -3.11%, closely tracking its benchmark, the MSCI World ESG IndexSM, which returned -3.05% for the same period. The benchmark index slightly outperformed the MSCI World Index, which returned -3.45% for the same period.

The United States, which makes up more than 50% of the benchmark, returned -0.71% over the reporting period. For the reporting period, Ireland, Portugal, and Denmark were the top-performing countries, returning 20.53%, 11.52% and 10.06%, respectively. Japan, which makes up approximately 9% of the Index, returned -6.57%, while the United Kingdom, at approximately 8% of the Index, returned -6.95%.

Global developed markets experienced negative returns for the period, driven largely by volatility in the second half of 2015 and the first two months of 2016. Concerns regarding global growth mounted in mid-2015, related in part to instability in China. Between June 8 and August 26, 2015, the Chinese local share market experienced a drop of more than 40% as measured by the CSI 300 Index, and other global equity markets followed suit, with the S&P 500® Index experiencing a nearly 10% decline over August and September, 2015. The market had been anticipating an interest rate increase by the U.S. Federal Reserve (the “Fed”), but the Fed decided not to raise rates at its September, 2015 meeting. The market rallied somewhat from October through the end of 2015, and the Fed finally announced its first rate increase in more than nine years at its December, 2015 meeting. Developed markets experienced significant declines over January and February, 2016, but positive economic data and signs of stabilization in China contributed to a rally through March, 2016.

PORTFOLIO MANAGER

THOMAS O’BRIEN With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 03/05/08
GLOBAL SUSTAINABILITY INDEX	–3.11%	6.67%	6.72%	3.82%
MSCI WORLD ESG INDEXSM	–3.05	6.66	6.70	4.02

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI WORLD ESG IndexSM is a free float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed companies in Asia Pacific, Europe and the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance performance.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 138.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2016, the International Equity Index Fund returned -8.50%, compared with -8.27% for the Fund’s benchmark, the MSCI EAFE® Index for the same period. The MSCI EAFE Index underperformed the U.S. market as measured by the S&P 500® Index, which returned 1.78% for the same period.

The top country returns within the Index came from Ireland and New Zealand, returning 7.78% and 6.52%, respectively. The weakest country performances were seen in Spain and Norway, which returned -18.63% and -15.45%, respectively. The top-performing sector was consumer staples, with a return of 7.30%, followed by telecommunication services, which returned 1.28%. Materials had the worst sector performance, returning -17.42%.

International developed markets experienced negative returns for the period, driven largely by volatility in the second half of 2015 and the first two months of 2016. Concerns regarding global growth mounted in mid-2015, related in part to instability in China. Between June 8 and August 26, 2015, the Chinese local share market experienced a drop of more than 40% as measured by the CSI 300 Index, and other global equity markets followed suit, with the S&P 500® Index experiencing a nearly 10% decline over August and September, 2015. The market had been anticipating an interest rate increase by the U.S. Federal Reserve (the “Fed”), but the Fed decided not to raise rates at its September, 2015 meeting. The market rallied somewhat from October through the end of 2015, and the Fed finally announced its first rate increase in more than nine years at its December, 2015 meeting. Developed markets experienced significant declines over January and February, 2016, but positive economic data and signs of stabilization in China contributed to a rally through March, 2016.

PORTFOLIO MANAGER

STEVEN J. SANTICCIOLI With Northern Trust since 2003

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05
INTERNATIONAL EQUITY INDEX	–8.50%	2.11%	1.55%	3.22%
MSCI EAFE® INDEX	–8.27	2.29	1.80	3.48

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 138.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund returned -3.71% during the 12-month reporting period ended March 31, 2016, closely tracking the -3.60% return of its benchmark, the S&P MidCap 400® Index for the same period. The Index, which consists of U.S. mid-cap equities, underperformed the 1.78% return of large-cap equities, as measured by the S&P 500® Index.

Telecommunication services and utilities were the top-performing sectors in the S&P MidCap 400 Index, returning 23.37% and 15.67%, respectively. Energy was the bottom-performing sector, returning -33.37%.

While U.S. large-cap equities posted modestly positive performance for the period, there was a wide dispersion in returns between large-, mid- and small-cap stocks, as the smaller-capitalization ranges meaningfully underperformed. Over the course of the period, the market experienced a significant amount of volatility, including two major downturns. Concerns regarding global growth mounted in mid-2015, related in part to instability in China. Between June 8 and August 26, 2015 the Chinese local share market experienced a drop of more than 40% as measured by the CSI 300 Index, and other global equity markets followed suit, with the S&P 500 Index experiencing a nearly 10% decline over August and September, 2015. The market had been anticipating an interest rate increase by the U.S. Federal Reserve (the “Fed”), but the Fed decided not to raise rates at its September, 2015 meeting. The market rallied somewhat from October through the end of 2015, and the Fed finally announced its first rate increase in more than nine years at its December, 2015 meeting. The U.S. market experienced a significant decline over January and February, 2016, but positive economic data and signs of stabilization in China contributed to a rally through March, 2016.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05
MID CAP INDEX	–3.71%	9.33%	7.52%	8.63%
S&P MIDCAP 400® INDEX	–3.60	9.52	7.78	8.95

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 138.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned -9.91% during the 12-month reporting period ended March 31, 2016, compared to the -9.76% return of its benchmark, the Russell 2000® Index for the same period. Small-cap stocks underperformed large caps, as gauged by the 0.50% return of the Russell 1000® Index for the reporting period.

The utilities and telecommunication services sectors, which returned 9.16% and 4.98%, respectively, were the top-performing segments in the Russell 2000 Index. Energy and health care, which returned -43.98% and -20.28%, were the weakest performing sectors.

While U.S. large-cap equities posted modestly positive performance for the period, there was a wide dispersion in returns between large-, mid- and small-cap stocks, as the smaller-capitalization ranges meaningfully underperformed. Over the course of the period, the market experienced a significant amount of volatility, including two major downturns. Concerns regarding global growth mounted in mid-2015, related in part to instability in China. Between June 8 and August 26, 2015 the Chinese local share market experienced a drop of more than 40% as measured by the CSI 300 Index, and other global equity markets followed suit, with the S&P 500® Index experiencing a nearly 10% decline over August and September, 2015. The market had been anticipating an interest rate increase by the U.S. Federal Reserve (the “Fed”), but the Fed decided not to raise rates at its September, 2015 meeting. The market rallied somewhat from October through the end of 2015, and the Fed finally announced its first rate increase in more than nine years at its December, 2015 meeting. The U.S. market experienced a significant decline in January and February, 2016, but positive economic data and signs of stabilization in China contributed to a rally through March, 2016.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/03/99
SMALL CAP INDEX	–9.91%	7.02%	5.00%	6.82%
RUSSELL 2000® INDEX	–9.76	7.20	5.26	7.35

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies in the Russell 3000® Index based on market capitalization.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 138.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund returned 1.70% during the 12-month reporting period ended March 31, 2016, compared with a return of 1.78% for the Fund’s benchmark, the S&P 500® Index. Large-cap equities outperformed mid caps for the reporting period, as measured by the -3.60% return of the S&P MidCap 400® Index, as well small caps, based on the -3.20% return of the S&P SmallCap 600® Index.

The telecommunication services and utilities sectors, which returned 18.66% and 15.96%, were the top-performing segments of the S&P 500 Index. Energy, with a return of -15.54%, was the bottom-performing sector during the period.

U.S. equities posted modestly positive performance for the period, though there was a wide dispersion in returns between large-, mid- and small-cap stocks, as the smaller-capitalization ranges meaningfully underperformed. While large-cap stocks ended the 12-month period in slightly positive territory from a total return perspective, the market experienced a significant amount of volatility along the way, including two major downturns. Concerns regarding global growth mounted in mid-2015, related in part to instability in China. Between June 8 and August 26, 2015, the Chinese local share market experienced a drop of more than 40% as measured by the CSI 300 Index, and other global equity markets followed suit, with the S&P 500 Index experiencing a nearly 10% decline over August and September, 2015. The market had been anticipating an interest rate increase by the U.S. Federal Reserve (the “Fed”), but the Fed decided not to raise rates at its September, 2015 meeting. The market rallied from October through the end of 2015, and the Fed finally announced its first rate increase in more than nine years at its December, 2015 meeting. The U.S. market experienced another decline in the 10% range over January and February, 2016, but positive economic data and signs of stabilization in China contributed to a rally through March, 2016, allowing stocks to finish the 12-month period in positive territory.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/07/96
STOCK INDEX	1.70%	11.44%	6.82%	7.28%
S&P 500® INDEX	1.78	11.58	7.01	7.78

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 138.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

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NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at value	$1,527,066	$1,882,161
Investments in affiliates, at value	5,265	2,337
Cash held at broker (restricted $727, $871, $295 and $0, respectively)	4,230	6,563
Foreign currencies held at broker, at value (restricted $712, $902, $263 and $5,415, respectively)	1,509 (1)	4,988 (1)
Foreign currencies, at value (cost $10,510, $7,347, $2,274 and $18,883, respectively)	10,826	7,632
Dividend income receivable	4,706	6,144
Interest income receivable	–	–
Receivable for capital gains tax	32	–
Receivable for foreign tax reclaimable	93	877
Receivable for securities sold	–	1,294
Receivable for variation margin on futures contracts	9	56
Receivable for fund shares sold	560	1,186
Receivable from investment adviser	27	13
Unrealized appreciation on forward foreign currency exchange contracts	29	250
Prepaid and other assets	2	3
Total Assets	1,554,354	1,913,504
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	–	42
Payable for securities purchased	–	512
Payable for variation margin on futures contracts	50	81
Payable for fund shares redeemed	1,098	1,869
Payable to affiliates:
Management fees	61	143
Custody fees	30	36
Shareholder servicing fees	81	31
Transfer agent fees	4	5
Trustee fees	4	2
Accrued other liabilities	122	61
Total Liabilities	1,450	2,782
Net Assets	$1,552,904	$1,910,722
ANALYSIS OF NET ASSETS:
Capital stock	$1,887,897	$2,284,296
Accumulated undistributed net investment income (loss)	(12,990)	(27,596)
Accumulated undistributed net realized gain (loss)	(403,450)	(681,432)
Net unrealized appreciation	81,447	335,454
Net Assets	$1,552,904	$1,910,722
Shares Outstanding ($.0001 par value, unlimited authorization)	167,304	189,623
Net Asset Value, Redemption and Offering Price Per Share	$9.28	$10.08
Investments, at cost	$1,446,856	$1,547,989
Investments in affiliates, at cost	5,265	2,337

(1)	Costs associated with foreign currencies held at broker are $1,458, $4,881, $681 and $7,593, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2016

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$232,353		$4,170,598		$1,638,064	$929,950	$6,963,627
5,484		28,145		37,458	21,467	44,237
920		166		–	–	–
695	(1)	7,704	(1)	–	–	–
2,347		19,342		–	–	–
516		16,450		1,549	1,304	8,326
–		–		–	–	–
–		–		–	–	–
245		11,904		–	–	–
1		4,244		21,082	2,814	964
6		99		16	60	8
940		2,657		2,335	463	5,638
9		32		8	3	21
11		416		–	–	–
1		3		2	13	5
243,528		4,261,760		1,700,514	956,074	7,022,826

6		79		–	–	–
555		16,634		9,664	1,517	7,415
45		679		1	–	108
11		2,773		990	587	3,193

8		144		44	26	110
7		76		9	2	17
10		38		34	24	34
1		12		5	3	20
1		9		2	6	13
24		62		46	25	85
668		20,506		10,795	2,190	10,995
$242,860		$4,241,254		$1,689,719	$953,884	$7,011,831

$206,027		$4,609,884		$1,390,016	$790,258	$4,561,239
1,204		18,917		5,876	1,782	(4)
(3,953)		(633,987)		13,361	(2,143)	(83,321)
39,582		246,440		280,466	163,987	2,533,917
$242,860		$4,241,254		$1,689,719	$953,884	$7,011,831
21,173		404,488		103,109	89,107	281,148
$11.47		$10.49		$16.39	$10.70	$24.94
$193,034		$3,924,138		$1,359,348	$766,965	$4,432,419
5,458		28,145		37,458	21,467	43,380

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:
Dividend income	$44,229 (1)	$54,188 (1)
Dividend income from investments in affiliates	8	20
Interest income	42	134
Total Investment Income	44,279	54,342
EXPENSES:
Management fees	3,501	7,049
Custody fees	1,536	1,621
Transfer agent fees	250	264
Registration fees	21	23
Printing fees	36	37
Professional fees	58	59
Shareholder servicing fees	321	209
Trustee fees	29	29
Interest expense	13	1
Other	96	51
Total Expenses	5,861	9,343
Less expenses reimbursed by investment adviser	(811)	(496)
Net Expenses	5,050	8,847
Net Investment Income	39,229	45,495
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(94,340)	(917)
Futures contracts	(1,779)	(4,251)
Foreign currency transactions	(1,904)	(260)
Net change in unrealized appreciation (depreciation) on:
Investments	(198,910)	(39,532)
Investments in affiliates	–	–
Futures contracts	(411)	(352)
Foreign currency translations	714	844
Net Losses	(296,630)	(44,468)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(257,401)	$1,027

(1)	Net of $5,481, $2,515, $256 and $10,009 respectively, in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2016

GLOBAL SUSTAINABILITY INDEX FUND	INTERNATIONAL EQUITY INDEX FUND	MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$5,524 (1)	$130,037 (1)	$24,826	$12,676	$153,374
6	12	30	16	192
–	–	3	1	7
5,530	130,049	24,859	12,693	153,573

410	7,795	2,115	1,289	5,487
240	3,933	213	174	712
34	650	244	149	1,029
44	41	23	25	51
14	45	25	13	69
36	70	47	36	92
39	191	149	113	201
10	40	19	10	58
–	–	–	–	–
11	(37)	44	11	54
838	12,728	2,879	1,820	7,753
(142)	(1,925)	(391)	(320)	(823)
696	10,803	2,488	1,500	6,930
4,834	119,246	22,371	11,193	146,643

679	(83,619)	69,603	43,403	72,989
(4)	(1,683)	195	(3,091)	7,118
(82)	(126)	–	–	–

(12,847)	(414,127)	(152,126)	(156,047)	(117,267)
(12)	–	–	–	(363)
89	(1,621)	214	(123)	1,543
120	1,709	–	–	–
(12,057)	(499,467)	(82,114)	(115,858)	(35,980)
$(7,223)	$(380,221)	$(59,743)	$(104,665)	$110,663

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
Amounts in thousands	2016	2015	2016	2015
OPERATIONS:
Net investment income	$39,229	$43,637	$45,495	$47,220
Net realized gains (losses)	(98,023)	(51,974)	(5,428)	3,604
Net change in unrealized appreciation (depreciation)	(198,607)	3,627	(39,040)	148,592
Net Increase (Decrease) in Net Assets Resulting from Operations	(257,401)	(4,710)	1,027	199,416
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	131,070	(165,936)	173,710	241,308
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	131,070	(165,936)	173,710	241,308
DISTRIBUTIONS PAID:
From net investment income	(39,101)	(47,548)	(52,104)	(40,921)
From net realized gains	–	–	–	–
Total Distributions Paid	(39,101)	(47,548)	(52,104)	(40,921)
Total Increase (Decrease) in Net Assets	(165,432)	(218,194)	122,633	399,803
NET ASSETS:
Beginning of year	1,718,336	1,936,530	1,788,089	1,388,286
End of year	$1,552,904	$1,718,336	$1,910,722	$1,788,089
Accumulated Undistributed Net Investment Income (Loss)	$(12,990)	$(11,968)	$(27,596)	$(21,325)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

$4,834	$4,008	$119,246	$130,919	$22,371	$17,982	$11,193	$11,056	$146,643	$117,763
593	2,284	(85,428)	(134,561)	69,798	98,518	40,312	51,615	80,107	59,007
(12,650)	4,847	(414,039)	(111,367)	(151,912)	53,732	(156,170)	16,716	(116,087)	556,853
(7,223)	11,139	(380,221)	(115,009)	(59,743)	170,232	(104,665)	79,387	110,663	733,623

38,239	35,944	494,143	(94,937)	206,752	258,021	63,597	43,096	173,252	769,787
38,239	35,944	494,143	(94,937)	206,752	258,021	63,597	43,096	173,252	769,787

(4,300)	(4,557)	(116,683)	(155,000)	(21,239)	(17,050)	(11,490)	(10,630)	(150,690)	(116,456)
(4,057)	–	–	–	(100,358)	(63,064)	(49,101)	(41,975)	(91,080)	(53,253)
(8,357)	(4,557)	(116,683)	(155,000)	(121,597)	(80,114)	(60,591)	(52,605)	(241,770)	(169,709)
22,659	42,526	(2,761)	(364,946)	25,412	348,139	(101,659)	69,878	42,145	1,333,701

220,201	177,675	4,244,015	4,608,961	1,664,307	1,316,168	1,055,543	985,665	6,969,686	5,635,985
$242,860	$220,201	$4,241,254	$4,244,015	$1,689,719	$1,664,307	$953,884	$1,055,543	$7,011,831	$6,969,686
$1,204	$748	$18,917	$16,183	$5,876	$4,744	$1,782	$2,529	$(4)	$3,675

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.86	$11.16	$11.58	$11.65	$13.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.26	0.25	0.23	0.22
Net realized and unrealized gains (losses)	(1.58)	(0.27)	(0.44)	(0.03)	(1.48)
Total from Investment Operations	(1.36)	(0.01)	(0.19)	0.20	(1.26)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.22)	(0.29)	(0.23)	(0.27)	(0.15)
Total Distributions Paid	(0.22)	(0.29)	(0.23)	(0.27)	(0.15)
Net Asset Value, End of Year	$9.28	$10.86	$11.16	$11.58	$11.65
Total Return(2)	(12.38)%	0.00%	(1.66)%	1.67%	(9.34)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,552,904	$1,718,336	$1,936,530	$2,144,269	$1,693,422
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.30%	0.30%	0.30%	0.30%	0.61%
Expenses, before reimbursements and credits	0.35%	0.44%	0.72%	0.73%	0.73%
Net investment income, net of reimbursements and credits(3)	2.36%	2.30%	2.25%	2.08%	1.90%
Net investment income, before reimbursements and credits	2.31%	2.16%	1.83%	1.65%	1.78%
Portfolio Turnover Rate	34.20%	23.08%	32.31%	26.98%	33.19%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $3,000, $5,000, $12,000 and $3,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.41	$9.39	$9.70	$8.38	$8.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.32	0.22	0.24	0.18
Net realized and unrealized gains (losses)	(0.31)	0.96	(0.23)	1.40	(0.08)
Total from Investment Operations	(0.04)	1.28	(0.01)	1.64	0.10
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.29)	(0.26)	(0.30)	(0.32)	(0.19)
Total Distributions Paid	(0.29)	(0.26)	(0.30)	(0.32)	(0.19)
Net Asset Value, End of Year	$10.08	$10.41	$9.39	$9.70	$8.38
Total Return(2)	(0.25)%	13.82%	0.03%	20.11%	1.42%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,910,722	$1,788,089	$1,388,286	$1,349,263	$728,356
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.50%	0.50%	0.50%	0.50%	0.61%
Expenses, before reimbursements and credits	0.53%	0.57%	0.73%	0.73%	0.74%
Net investment income, net of reimbursements and credits(3)	2.59%	2.98%	2.32%	2.52%	2.27%
Net investment income, before reimbursements and credits	2.56%	2.91%	2.09%	2.29%	2.14%
Portfolio Turnover Rate	8.55%	5.98%	9.14%	7.75%	5.02%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $28,000, $4,000, $12,000, $33,000 and $3,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$12.29	$11.87	$10.20	$9.26	$9.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.22	0.29	0.24	0.17
Net realized and unrealized gains (losses)	(0.63)	0.47	1.59	0.94	(0.12)
Total from Investment Operations	(0.39)	0.69	1.88	1.18	0.05
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.22)	(0.27)	(0.21)	(0.24)	(0.16)
From net realized gains	(0.21)	–	–	–	–
Total Distributions Paid	(0.43)	(0.27)	(0.21)	(0.24)	(0.16)
Net Asset Value, End of Year	$11.47	$12.29	$11.87	$10.20	$9.26
Total Return(2)	(3.11)%	5.82%	18.38%	13.13%	0.81%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$242,860	$220,201	$177,675	$134,737	$114,324
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.31%	0.31%	0.30%	0.30%	0.56%
Expenses, before reimbursements and credits	0.37%	0.47%	0.83%	0.87%	0.89%
Net investment income, net of reimbursements and credits(3)	2.13%	2.02%	2.70%	2.43%	2.08%
Net investment income, before reimbursements and credits	2.07%	1.86%	2.17%	1.86%	1.75%
Portfolio Turnover Rate	16.97%	5.99%	12.32%	19.17%	12.61%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $1,000, $1,000, $2,000, and $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$11.78	$12.41	$10.78	$9.96	$10.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.39	0.33	0.25	0.28
Net realized and unrealized gains (losses)	(1.29)	(0.57)	1.54	0.83	(0.94)
Total from Investment Operations	(1.00)	(0.18)	1.87	1.08	(0.66)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.29)	(0.45)	(0.24)	(0.26)	(0.26)
Total Distributions Paid	(0.29)	(0.45)	(0.24)	(0.26)	(0.26)
Net Asset Value, End of Year	$10.49	$11.78	$12.41	$10.78	$9.96
Total Return(2)	(8.50)%	(1.30)%	17.32%	11.04%	(5.67)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,241,254	$4,244,015	$4,608,961	$2,465,305	$1,669,734
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.26%	0.25%	0.25%	0.40%
Expenses, before reimbursements and credits	0.29%	0.39%	0.61%	0.62%	0.62%
Net investment income, net of reimbursements and credits(3)	2.76%	2.91%	3.53%	2.97%	2.93%
Net investment income, before reimbursements and credits	2.72%	2.78%	3.17%	2.60%	2.71%
Portfolio Turnover Rate	30.80%	48.57%	40.72%	25.01%	30.63%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $19,000, $6,000, $30,000, $14,000, and $5,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$18.43	$17.40	$14.96	$13.18	$13.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.21	0.20	0.18	0.12
Net realized and unrealized gains (losses)	(0.97)	1.81	2.91	2.07	0.09
Total from Investment Operations	(0.74)	2.02	3.11	2.25	0.21
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)	(0.21)	(0.17)	(0.17)	(0.10)
From net realized gains	(1.07)	(0.78)	(0.50)	(0.30)	–
Total Distributions Paid	(1.30)	(0.99)	(0.67)	(0.47)	(0.10)
Net Asset Value, End of Year	$16.39	$18.43	$17.40	$14.96	$13.18
Total Return(1)	(3.71)%	11.98%	21.11%	17.56%	1.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,689,719	$1,664,307	$1,316,168	$980,340	$671,199
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.25%
Expenses, before reimbursements and credits	0.18%	0.26%	0.50%	0.51%	0.52%
Net investment income, net of reimbursements and credits(2)	1.38%	1.27%	1.29%	1.47%	1.07%
Net investment income, before reimbursements and credits	1.35%	1.16%	0.94%	1.11%	0.80%
Portfolio Turnover Rate	20.43%	17.87%	12.72%	9.57%	12.07%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $38,000, $8,000, $20,000, $29,000 and $15,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$12.67	$12.38	$10.41	$9.16	$9.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.13	0.12	0.13	0.08
Net realized and unrealized gains (losses)	(1.37)	0.82	2.43	1.33	(0.14)
Total from Investment Operations	(1.24)	0.95	2.55	1.46	(0.06)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)	(0.13)	(0.10)	(0.15)	(0.06)
From net realized gains	(0.59)	(0.53)	(0.48)	(0.06)	–
Total Distributions Paid	(0.73)	(0.66)	(0.58)	(0.21)	(0.06)
Net Asset Value, End of Year	$10.70	$12.67	$12.38	$10.41	$9.16
Total Return(1)	(9.91)%	8.02%	24.77%	16.24%	(0.53)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$953,884	$1,055,543	$985,665	$763,112	$512,782
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.29%
Expenses, before reimbursements and credits	0.18%	0.26%	0.51%	0.52%	0.53%
Net investment income, net of reimbursements and credits(2)	1.13%	1.14%	1.06%	1.60%	1.02%
Net investment income, before reimbursements and credits	1.10%	1.03%	0.70%	1.23%	0.78%
Portfolio Turnover Rate	18.80%	17.34%	15.62%	13.04%	16.51%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $22,000, $5,000, $15,000, $24,000 and $10,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$25.41	$23.17	$19.47	$17.46	$16.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.54	0.46	0.43	0.37	0.28
Net realized and unrealized gains (losses)	(0.13)	2.45	3.76	2.01	1.05
Total from Investment Operations	0.41	2.91	4.19	2.38	1.33
LESS DISTRIBUTIONS PAID:
From net investment income	(0.55)	(0.46)	(0.42)	(0.37)	(0.28)
From net realized gains	(0.33)	(0.21)	(0.07)	–	–
Total Distributions Paid	(0.88)	(0.67)	(0.49)	(0.37)	(0.28)
Net Asset Value, End of Year	$24.94	$25.41	$23.17	$19.47	$17.46
Total Return(1)	1.70%	12.59%	21.73%	13.83%	8.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,011,831	$6,969,686	$5,635,985	$4,830,786	$3,287,234
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.10%	0.10%	0.10%	0.10%	0.20%
Expenses, before reimbursements and credits	0.11%	0.18%	0.38%	0.38%	0.39%
Net investment income, net of reimbursements and credits(2)	2.14%	1.89%	1.96%	2.17%	1.88%
Net investment income, before reimbursements and credits	2.13%	1.81%	1.68%	1.89%	1.69%
Portfolio Turnover Rate	5.46%	3.03%	8.16%	7.38%	2.73%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $72,000, $35,000, $71,000, $121,000 and $50,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7%

Brazil – 4.0%

Ambev S.A.	1,844,960	$9,626

Ambev S.A. ADR	147,092	762

B2W Cia Digital *	52,947	210

Banco Bradesco S.A.	319,793	2,690

Banco do Brasil S.A.	367,444	1,995

Banco Santander Brasil S.A.	163,636	770

BB Seguridade Participacoes S.A.	288,501	2,375

BM&FBovespa S.A. – Bolsa de Valores Mercadorias e Futuros	736,361	3,133

BR Malls Participacoes S.A.	193,215	788

BRF S.A.	276,820	3,955

CCR S.A.	360,200	1,404

CETIP S.A. – Mercados Organizados	88,408	986

Cia de Saneamento Basico do Estado de Sao Paulo *	148,671	986

Cia Siderurgica Nacional S.A.	270,690	533

Cielo S.A.	363,486	3,528

Cosan S.A. Industria e Comercio	54,747	478

CPFL Energia S.A. *	87,332	476

Duratex S.A. *	5,762	12

Duratex S.A. (BM&FBOVESPA Exchange) *	145,746	310

EDP – Energias do Brasil S.A.	112,305	390

Embraer S.A.	286,062	1,888

Equatorial Energia S.A.	76,914	874

Estacio Participacoes S.A.	120,984	395

Fibria Celulose S.A.	100,017	843

Hypermarcas S.A. *	148,458	1,157

Itausa – Investimentos Itau S.A. (1)	2	–

JBS S.A.	294,236	895

Klabin S.A.	224,541	1,216

Kroton Educacional S.A.	578,052	1,846

Localiza Rent a Car S.A.	67,419	557

Lojas Americanas S.A.	88,320	279

Lojas Renner S.A.	258,695	1,501

M Dias Branco S.A. *	16,500	312

Multiplan Empreendimentos Imobiliarios S.A.	33,620	503

Natura Cosmeticos S.A.	65,814	489

Odontoprev S.A.	127,050	403

Petroleo Brasileiro S.A. *	1,203,378	3,548

Petroleo Brasileiro S.A. ADR *	29,341	171

Porto Seguro S.A.	49,108	371

Qualicorp S.A.	102,300	424

Raia Drogasil S.A. *	88,307	1,281

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Brazil – 4.0% – continued

Sul America S.A.	61,099	$272

Tim Participacoes S.A.	326,036	721

TOTVS S.A.	52,855	394

Tractebel Energia S.A.	63,738	649

Transmissora Alianca de Energia Eletrica S.A.	36,400	204

Ultrapar Participacoes S.A.	156,524	3,031

Vale S.A.	502,162	2,133

Vale S.A. ADR	42,422	179

WEG S.A.	232,280	899
		62,842

Chile – 1.2%

AES Gener S.A.	971,195	491

Aguas Andinas S.A., Class A	1,022,811	584

Banco de Chile	9,744,728	1,048

Banco de Credito e Inversiones	12,930	523

Banco Santander Chile	26,062,751	1,267

Banco Santander Chile ADR	1,400	27

Cencosud S.A.	521,652	1,316

Cia Cervecerias Unidas S.A.	62,364	703

Colbun S.A.	3,128,147	872

Corpbanca S.A.	68,818,675	629

Empresa Nacional de Electricidad S.A.	1,255,526	1,747

Empresa Nacional de Electricidad S.A. ADR	3,800	158

Empresa Nacional de Telecomunicaciones S.A.	52,085	460

Empresas CMPC S.A.	503,705	1,175

Empresas COPEC S.A.	189,413	1,813

Endesa Americas S.A. *	1,255,526	14

Enersis Americas S.A.	8,500,797	2,354

Enersis Americas S.A. ADR	3,072	43

Enersis Chile S.A. *	8,042,232	10

Latam Airlines Group S.A. *	82,638	580

Latam Airlines Group S.A. BDR *	34,762	191

S.A.C.I. Falabella	203,892	1,424

SONDA S.A.	201,518	388
		17,817

China – 19.0%

58.com, Inc. ADR *	16,000	890

AAC Technologies Holdings, Inc.	304,000	2,325

Agricultural Bank of China Ltd., Class H	9,717,367	3,497

Air China Ltd., Class H	794,705	564

Alibaba Group Holding Ltd. ADR *	208,900	16,509

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

China – 19.0% – continued

Aluminum Corp. of China Ltd., Class H *	1,667,435	$530

Anhui Conch Cement Co. Ltd., Class H	527,575	1,416

ANTA Sports Products Ltd.	426,432	938

AviChina Industry & Technology Co. Ltd., Class H	818,313	615

Baidu, Inc. ADR *	57,100	10,899

Bank of China Ltd., Class H	33,483,652	13,904

Bank of Communications Co. Ltd., Class H	3,723,117	2,450

Beijing Capital International Airport Co. Ltd., Class H	640,000	683

Belle International Holdings Ltd.	1,937,000	1,122

BYD Co. Ltd., Class H *	273,199	1,567

CAR, Inc. *	372,000	437

CGN Power Co. Ltd., Class H (2)	3,600,000	1,221

China Cinda Asset Management Co. Ltd., Class H	3,708,000	1,300

China CITIC Bank Corp. Ltd., Class H *	3,455,286	2,117

China Coal Energy Co. Ltd., Class H	1,021,232	426

China Communications Construction Co. Ltd., Class H	1,889,287	2,259

China Communications Services Corp. Ltd., Class H	869,035	397

China Conch Venture Holdings Ltd.	529,000	1,043

China Construction Bank Corp., Class H	35,413,410	22,606

China COSCO Holdings Co. Ltd., Class H *	1,175,221	456

China Everbright Bank Co. Ltd., Class H	1,492,000	726

China Everbright International Ltd.	992,000	1,108

China Galaxy Securities Co. Ltd., Class H	1,316,000	1,282

China Huishan Dairy Holdings Co. Ltd.	1,658,380	624

China International Marine Containers Group Co. Ltd., Class H	224,600	352

China Life Insurance Co. Ltd., Class H	3,147,544	7,715

China Longyuan Power Group Corp. Ltd., Class H	1,369,473	1,014

China Medical System Holdings Ltd.	482,000	669

China Mengniu Dairy Co. Ltd.	1,179,870	1,878

China Merchants Bank Co. Ltd., Class H	1,946,433	4,089

China Minsheng Banking Corp. Ltd., Class H	2,497,712	2,333

China National Building Material Co. Ltd., Class H	1,254,000	582

China Oilfield Services Ltd., Class H	796,757	623

China Pacific Insurance Group Co. Ltd., Class H	1,119,337	4,187

China Petroleum & Chemical Corp., Class H	10,810,628	7,044

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

China – 19.0% – continued

China Railway Construction Corp. Ltd., Class H	861,000	$1,025

China Railway Group Ltd., Class H	1,735,827	1,319

China Shenhua Energy Co. Ltd., Class H	1,398,136	2,200

China Shipping Container Lines Co. Ltd., Class H *	1,719,695	393

China Southern Airlines Co. Ltd., Class H	782,530	490

China Telecom Corp. Ltd., Class H	5,866,339	3,084

China Vanke Co. Ltd., Class H	562,372	1,380

Chongqing Changan Automobile Co. Ltd., Class B	328,400	615

Chongqing Rural Commercial Bank Co. Ltd., Class H	1,102,434	583

CITIC Securities Co. Ltd., Class H	925,500	2,170

CNOOC Ltd.	7,534,433	8,818

Country Garden Holdings Co. Ltd.	2,536,303	1,009

CRRC Corp. Ltd., Class H	1,880,991	1,900

CSPC Pharmaceutical Group Ltd.	1,682,000	1,523

Ctrip.com International Ltd. ADR *	55,900	2,474

Dalian Wanda Commercial Properties Co. Ltd., Class H (2)	242,845	1,439

Datang International Power Generation Co. Ltd., Class H	1,259,875	388

Dongfeng Motor Group Co. Ltd., Class H	1,129,169	1,409

ENN Energy Holdings Ltd.	317,279	1,741

Evergrande Real Estate Group Ltd.	1,722,400	1,331

Fosun International Ltd.	889,365	1,267

Geely Automobile Holdings Ltd.	2,198,423	1,089

GF Securities Co. Ltd., Class H *	544,800	1,330

GOME Electrical Appliances Holding Ltd.	5,194,970	750

Great Wall Motor Co. Ltd., Class H	1,243,296	1,010

Guangzhou Automobile Group Co. Ltd., Class H	889,760	926

Guangzhou R&F Properties Co. Ltd., Class H	438,814	629

Haitian International Holdings Ltd.	291,000	499

Haitong Securities Co. Ltd., Class H	1,383,233	2,366

Hengan International Group Co. Ltd.	312,898	2,715

Huadian Power International Corp. Ltd., Class H	744,000	474

Huaneng Power International, Inc., Class H	1,914,501	1,713

Huaneng Renewables Corp. Ltd., Class H	1,814,357	564

Huatai Securities Co. Ltd., Class H (2)*	631,200	1,503

Industrial & Commercial Bank of China Ltd., Class H	31,076,515	17,393

JD.com, Inc. ADR *	70,300	1,863

Jiangsu Expressway Co. Ltd., Class H	526,000	707

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

China – 19.0% – continued

Jiangxi Copper Co. Ltd., Class H	591,000	$706

Kingsoft Corp. Ltd.	326,903	767

Lenovo Group Ltd.	3,080,000	2,408

Longfor Properties Co. Ltd.	581,731	829

Luye Pharma Group Ltd. *	489,500	379

NetEase, Inc. ADR	16,900	2,427

New China Life Insurance Co. Ltd., Class H	330,452	1,166

New Oriental Education & Technology Group, Inc. ADR	26,500	917

People’s Insurance Co. Group of China (The) Ltd., Class H	2,704,535	1,145

PetroChina Co. Ltd., Class H	8,915,438	5,903

PICC Property & Casualty Co. Ltd., Class H	1,668,906	3,059

Ping An Insurance Group Co. of China Ltd., Class H	2,201,906	10,537

Qihoo 360 Technology Co. Ltd. ADR *	19,000	1,435

Qunar Cayman Islands Ltd. ADR *	11,600	461

Semiconductor Manufacturing International Corp. *	11,892,000	1,058

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	852,116	543

Shanghai Electric Group Co. Ltd., Class H	1,248,000	570

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	169,500	468

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	216,619	723

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	265,900	527

Shenzhou International Group Holdings Ltd.	244,000	1,328

Shui On Land Ltd.	1,329,500	359

Sino-Ocean Land Holdings Ltd.	1,455,048	688

Sinopec Engineering Group Co. Ltd., Class H	515,000	415

Sinopec Shanghai Petrochemical Co. Ltd., Class H *	1,488,005	755

Sinopharm Group Co. Ltd., Class H	515,914	2,332

Sinotrans Ltd., Class H	748,000	327

SOHO China Ltd.	920,278	439

SouFun Holdings Ltd. ADR	53,100	318

Sunac China Holdings Ltd.	808,000	544

TAL Education Group ADR *	8,300	412

Tencent Holdings Ltd.	2,179,970	44,531

Tingyi Cayman Islands Holding Corp.	828,435	924

TravelSky Technology Ltd., Class H	413,000	678

Tsingtao Brewery Co. Ltd., Class H	133,767	508

Vipshop Holdings Ltd. ADR *	79,800	1,028

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

China – 19.0% – continued

Want Want China Holdings Ltd.	2,493,870	$1,849

Weichai Power Co. Ltd., Class H	409,906	460

Yanzhou Coal Mining Co. Ltd., Class H	781,138	408

Youku Tudou, Inc. ADR *	25,800	709

YY, Inc. ADR *	6,400	394

Zhejiang Expressway Co. Ltd., Class H	553,294	594

Zhuzhou CRRC Times Electric Co. Ltd.	216,474	1,265

Zijin Mining Group Co. Ltd., Class H	2,494,162	766

ZTE Corp., Class H	340,917	622
		295,167

Colombia – 0.3%

Cementos Argos S.A.	170,788	661

Corp. Financiera Colombiana S.A.	31,075	396

Ecopetrol S.A.	1,822,572	796

Ecopetrol S.A. ADR	5,700	49

Grupo Argos S.A.	136,493	913

Grupo de Inversiones Suramericana S.A.	98,817	1,314

Interconexion Electrica S.A. ESP	167,500	483
		4,612

Czech Republic – 0.2%

CEZ A.S.	64,383	1,134

Komercni banka A.S.	6,183	1,362

O2 Czech Republic A.S.	26,195	276
		2,772

Egypt – 0.2%

Commercial International Bank Egypt S.A.E.	419,179	1,812

Global Telecom Holding S.A.E. *	1,171,981	404

Talaat Moustafa Group	433,600	310
		2,526

Greece – 0.4%

Alpha Bank A.E. *	552,669	1,233

Eurobank Ergasias S.A. *	724,541	642

FF Group *	14,512	285

Hellenic Telecommunications Organization S.A.	107,235	970

JUMBO S.A. *	41,664	564

National Bank of Greece S.A. *	2,362,447	669

OPAP S.A.	99,093	697

Piraeus Bank S.A. *	2,511,629	646

Public Power Corp. S.A.	53,000	189

Titan Cement Co. S.A.	21,001	451
		6,346

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Hong Kong – 4.5%

Alibaba Health Information Technology Ltd. *	1,076,000	$660

Alibaba Pictures Group Ltd. *	4,440,000	1,014

Beijing Enterprises Holdings Ltd.	204,771	1,121

Beijing Enterprises Water Group Ltd.	1,811,886	1,136

Brilliance China Automotive Holdings Ltd.	1,261,944	1,306

China Everbright Ltd.	363,110	762

China Gas Holdings Ltd.	751,495	1,109

China Jinmao Holdings Group Ltd.	1,679,791	468

China Merchants Holdings International Co. Ltd.	478,511	1,423

China Mobile Ltd.	2,589,712	28,869

China Overseas Land & Investment Ltd.	1,670,475	5,291

China Power International Development Ltd.	1,254,000	650

China Resources Beer Holdings Company Ltd.	479,711	893

China Resources Gas Group Ltd.	383,958	1,097

China Resources Land Ltd.	1,177,432	3,023

China Resources Power Holdings Co. Ltd.	783,735	1,466

China State Construction International Holdings Ltd.	760,534	1,134

China Taiping Insurance Holdings Co. Ltd. *	677,504	1,490

China Unicom Hong Kong Ltd.	2,532,494	3,332

CITIC Ltd.	1,867,803	2,842

COSCO Pacific Ltd.	776,827	1,018

Far East Horizon Ltd.	695,000	536

GCL-Poly Energy Holdings Ltd.	5,637,810	931

Guangdong Investment Ltd.	1,164,514	1,473

Haier Electronics Group Co. Ltd.	500,000	870

Kunlun Energy Co. Ltd.	1,291,230	1,123

New World China Land Ltd.	1,059,804	1,078

Nine Dragons Paper Holdings Ltd.	705,923	534

Shanghai Industrial Holdings Ltd.	229,043	541

Shimao Property Holdings Ltd.	553,403	820

Sino Biopharmaceutical Ltd.	1,844,000	1,384

Sun Art Retail Group Ltd.	999,000	706

Yuexiu Property Co. Ltd.	2,713,652	392
		70,492

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC	15,992	961

OTP Bank PLC	104,323	2,613

Richter Gedeon Nyrt.	57,494	1,144
		4,718

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

India – 8.0%

ACC Ltd.	16,445	$343

Adani Ports & Special Economic Zone Ltd.	360,080	1,344

Ambuja Cements Ltd.	289,413	1,016

Apollo Hospitals Enterprise Ltd.	33,802	679

Ashok Leyland Ltd.	493,194	809

Asian Paints Ltd.	124,941	1,636

Aurobindo Pharma Ltd.	105,430	1,186

Axis Bank Ltd.	255,966	1,716

Bajaj Auto Ltd.	36,957	1,342

Bharat Forge Ltd.	39,513	521

Bharat Heavy Electricals Ltd.	262,264	451

Bharat Petroleum Corp. Ltd.	35,606	486

Bharti Airtel Ltd.	511,804	2,711

Bharti Infratel Ltd.	229,988	1,332

Bosch Ltd.	3,097	972

Cadila Healthcare Ltd.	96,620	462

Cairn India Ltd.	184,626	429

Cipla Ltd.	147,061	1,141

Coal India Ltd.	280,207	1,235

Container Corp. of India Ltd.	14,835	279

Dabur India Ltd.	227,089	857

Divi’s Laboratories Ltd.	32,023	477

Dr. Reddy’s Laboratories Ltd.	35,333	1,619

Dr. Reddy’s Laboratories Ltd. ADR	15,005	678

Eicher Motors Ltd.	4,953	1,434

GAIL India Ltd.	150,516	810

GlaxoSmithKline Consumer Healthcare Ltd.	4,589	418

Glenmark Pharmaceuticals Ltd.	52,926	635

Godrej Consumer Products Ltd.	52,029	1,085

HCL Technologies Ltd.	234,000	2,875

Hero MotoCorp Ltd.	20,617	917

Hindalco Industries Ltd.	501,423	659

Hindustan Unilever Ltd.	320,885	4,213

Housing Development Finance Corp. Ltd.	634,777	10,583

ICICI Bank Ltd.	197,040	712

ICICI Bank Ltd. ADR	130,355	933

Idea Cellular Ltd.	424,312	708

Indiabulls Housing Finance Ltd.	119,253	1,170

Infosys Ltd.	641,198	11,793

Infosys Ltd. ADR	134,148	2,551

ITC Ltd.	949,436	4,705

JSW Steel Ltd.	32,248	622

Larsen & Toubro Ltd.	129,264	2,374

Larsen & Toubro Ltd. GDR (Registered)	7,050	127

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

India – 8.0% – continued

LIC Housing Finance Ltd.	121,479	$904

Lupin Ltd.	91,545	2,044

Mahindra & Mahindra Financial Services Ltd.	121,618	448

Mahindra & Mahindra Ltd.	154,942	2,833

Marico Ltd.	202,858	751

Maruti Suzuki India Ltd.	45,357	2,545

Motherson Sumi Systems Ltd.	140,115	569

Nestle India Ltd.	9,957	865

NTPC Ltd.	498,839	970

Oil & Natural Gas Corp. Ltd.	346,290	1,122

Piramal Enterprises Ltd.	28,608	448

Power Finance Corp. Ltd.	107,390	278

Reliance Communications Ltd. *	316,895	239

Reliance Industries Ltd.	434,022	6,850

Reliance Industries Ltd. GDR(2)	57,226	1,754

Rural Electrification Corp. Ltd.	125,870	316

Shree Cement Ltd.	3,317	621

Shriram Transport Finance Co. Ltd.	57,061	821

Siemens Ltd.	30,909	513

State Bank of India	669,590	1,979

Sun Pharmaceutical Industries Ltd.	408,900	5,062

Tata Consultancy Services Ltd.	200,427	7,626

Tata Motors Ltd. *	309,008	1,800

Tata Motors Ltd. ADR *	7,068	205

Tata Motors Ltd., Class A (Differential Voting Rights) *	162,886	709

Tata Power Co. Ltd.	412,829	403

Tata Steel Ltd.	128,941	622

Tech Mahindra Ltd.	91,179	654

UltraTech Cement Ltd.	14,748	719

United Breweries Ltd.	30,869	386

United Spirits Ltd. *	23,183	875

UPL Ltd.	109,620	790

Vedanta Ltd.	386,222	516

Wipro Ltd.	230,211	1,961

Wipro Ltd. ADR	25,040	315

Zee Entertainment Enterprises Ltd.	256,411	1,498
		124,056

Indonesia – 2.7%

Adaro Energy Tbk PT	5,042,620	245

AKR Corporindo Tbk PT	778,900	408

Astra Agro Lestari Tbk PT	173,822	238

Astra International Tbk PT	8,569,860	4,683

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Indonesia – 2.7% – continued

Bank Central Asia Tbk PT	5,257,292	$5,272

Bank Danamon Indonesia Tbk PT	1,222,643	350

Bank Mandiri Persero Tbk PT	3,993,855	3,101

Bank Negara Indonesia Persero Tbk PT	3,019,509	1,184

Bank Rakyat Indonesia Persero Tbk PT	4,733,658	4,077

Bumi Serpong Damai Tbk PT	3,245,200	449

Charoen Pokphand Indonesia Tbk PT	3,191,135	864

Global Mediacom Tbk PT	3,327,200	302

Gudang Garam Tbk PT	200,215	986

Hanjaya Mandala Sampoerna Tbk PT	158,900	1,179

Indocement Tunggal Prakarsa Tbk PT	623,803	927

Indofood CBP Sukses Makmur Tbk PT	457,100	524

Indofood Sukses Makmur Tbk PT	1,938,971	1,056

Jasa Marga Persero Tbk PT	781,500	318

Kalbe Farma Tbk PT	8,518,780	928

Lippo Karawaci Tbk PT	8,481,500	669

Matahari Department Store Tbk PT	939,673	1,300

Media Nusantara Citra Tbk PT	2,335,500	384

Perusahaan Gas Negara Persero Tbk	4,318,612	851

Semen Indonesia Persero Tbk PT	1,218,355	935

Summarecon Agung Tbk PT	4,458,665	533

Surya Citra Media Tbk PT	2,503,500	593

Telekomunikasi Indonesia Persero Tbk PT	21,497,562	5,389

Tower Bersama Infrastructure Tbk PT *	765,900	336

Unilever Indonesia Tbk PT	626,428	2,028

United Tractors Tbk PT	678,171	783

XL Axiata Tbk PT *	1,121,760	338
		41,230

Malaysia – 3.4%

AirAsia Bhd.	450,400	212

Alliance Financial Group Bhd.	403,200	429

AMMB Holdings Bhd.	777,037	916

Astro Malaysia Holdings Bhd.	662,800	508

Axiata Group Bhd.	1,149,561	1,735

Berjaya Sports Toto Bhd.	232,361	188

British American Tobacco Malaysia Bhd.	55,600	770

Bumi Armada Bhd.	1,082,100	219

CIMB Group Holdings Bhd.	2,191,371	2,724

Dialog Group Bhd.	1,517,644	623

DiGi.Com Bhd.	1,446,900	1,832

Felda Global Ventures Holdings Bhd.	479,200	185

Gamuda Bhd.	655,700	827

Genting Bhd.	934,200	2,346

Genting Malaysia Bhd.	1,231,500	1,433

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Malaysia – 3.4% – continued

Genting Plantations Bhd.	108,200	$311

HAP Seng Consolidated Bhd.	248,300	480

Hartalega Holdings Bhd.	248,500	309

Hong Leong Bank Bhd.	280,998	972

Hong Leong Financial Group Bhd.	86,328	344

IHH Healthcare Bhd.	1,034,300	1,739

IJM Corp. Bhd.	1,218,840	1,103

IOI Corp. Bhd.	1,215,240	1,425

IOI Properties Group Bhd.	728,848	432

Kuala Lumpur Kepong Bhd.	172,850	1,063

Lafarge Malaysia Bhd.	178,600	411

Malayan Banking Bhd.	2,090,268	4,832

Malaysia Airports Holdings Bhd.	336,293	586

Maxis Bhd.	818,151	1,332

MISC Bhd.	447,660	1,022

Petronas Chemicals Group Bhd.	1,229,900	2,117

Petronas Dagangan Bhd.	109,500	676

Petronas Gas Bhd.	287,900	1,623

PPB Group Bhd.	198,000	848

Public Bank Bhd.	1,069,761	5,149

RHB Capital Bhd.	235,092	356

SapuraKencana Petroleum Bhd.	1,427,000	682

Sime Darby Bhd.	1,335,410	2,721

Telekom Malaysia Bhd.	514,186	870

Tenaga Nasional Bhd.	1,431,450	5,115

UMW Holdings Bhd.	227,000	400

Westports Holdings Bhd.	398,200	422

YTL Corp. Bhd.	1,849,480	777

YTL Power International Bhd.	997,013	378
		53,442

Mexico – 4.5%

Alfa S.A.B. de C.V., Series A	1,210,680	2,436

America Movil S.A.B. de C.V., Series L	13,314,382	10,357

Arca Continental S.A.B. de C.V.	173,884	1,207

Cemex S.A.B. de C.V., Series CPO *	5,683,542	4,129

Coca-Cola Femsa S.A.B. de C.V., Series L	201,622	1,676

El Puerto de Liverpool S.A.B. de C.V., Series C1	82,250	972

Fibra Uno Administracion S.A. de C.V.	1,035,600	2,409

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	775,977	7,479

Gentera S.A.B. de C.V.	461,372	911

Gruma S.A.B. de C.V., Series B	80,780	1,281

Grupo Aeroportuario del Pacifico S.A.B.de C.V., Series B	124,252	1,106

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Mexico – 4.5% – continued

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B	90,250	$1,359

Grupo Bimbo S.A.B. de C.V., Series A *	705,028	2,086

Grupo Carso S.A.B. de C.V., Series A1	228,806	1,066

Grupo Comercial Chedraui S.A. de C.V.	145,800	463

Grupo Financiero Banorte S.A.B. de C.V., Series O	1,055,218	5,980

Grupo Financiero Inbursa S.A.B. de C.V., Series O	983,343	1,968

Grupo Financiero Santander Mexico S.A.B. de C.V., Series B	777,300	1,410

Grupo Lala S.A.B. de C.V.	268,280	729

Grupo Mexico S.A.B. de C.V., Series B	1,609,136	3,882

Grupo Televisa S.A.B., Series CPO	1,037,114	5,701

Industrias Penoles S.A.B. de C.V.	53,127	671

Kimberly-Clark de Mexico S.A.B. de C.V., Series A	624,327	1,508

Mexichem S.A.B. de C.V.	455,034	1,114

OHL Mexico S.A.B. de C.V. *	348,700	552

Promotora y Operadora de Infraestructura S.A.B. de C.V.	102,900	1,364

Wal-Mart de Mexico S.A.B. de C.V.	2,217,737	5,250
		69,066

Netherlands – 0.5%

Steinhoff International Holdings N.V.	1,218,319	7,979

Peru – 0.4%

Cia de Minas Buenaventura S.A.A. ADR *	82,306	606

Credicorp Ltd.	28,852	3,780

Southern Copper Corp.	64,427	1,785
		6,171

Philippines – 1.4%

Aboitiz Equity Ventures, Inc.	797,589	1,126

Aboitiz Power Corp.	574,544	548

Alliance Global Group, Inc.	997,824	358

Ayala Corp.	89,797	1,462

Ayala Land, Inc.	3,026,780	2,321

Bank of the Philippine Islands	324,633	613

BDO Unibank, Inc.	674,486	1,498

DMCI Holdings, Inc.	1,794,000	522

Energy Development Corp.	4,186,950	535

Globe Telecom, Inc.	12,605	608

GT Capital Holdings, Inc.	35,500	1,072

International Container Terminal Services, Inc.	224,340	330

JG Summit Holdings, Inc.	1,053,061	1,814

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Philippines – 1.4% – continued

Jollibee Foods Corp.	200,823	$990

Megaworld Corp.	5,366,000	484

Metro Pacific Investments Corp.	5,488,000	700

Metropolitan Bank & Trust Co.	109,448	196

Philippine Long Distance Telephone Co.	40,080	1,723

Robinsons Land Corp.	744,200	449

SM Investments Corp.	65,535	1,352

SM Prime Holdings, Inc.	3,439,513	1,642

Universal Robina Corp.	381,780	1,797
		22,140

Poland – 1.4%

Alior Bank S.A. *	21,413	373

Bank Handlowy w Warszawie S.A.	15,809	383

Bank Millennium S.A. *	268,226	419

Bank Pekao S.A.	56,044	2,473

Bank Zachodni WBK S.A. *	13,744	1,130

CCC S.A.	10,291	440

Cyfrowy Polsat S.A. *	82,277	535

Enea S.A.	108,314	346

Energa S.A.	88,517	310

Eurocash S.A.	37,675	538

Grupa Azoty S.A. *	17,148	442

Grupa Lotos S.A. *	34,811	260

KGHM Polska Miedz S.A.	57,250	1,163

LPP S.A.	496	731

mBank S.A. *	6,440	587

Orange Polska S.A.	296,690	535

PGE Polska Grupa Energetyczna S.A.	338,449	1,267

Polski Koncern Naftowy ORLEN S.A.	137,058	2,713

Polskie Gornictwo Naftowe i Gazownictwo S.A.	735,992	1,049

Powszechna Kasa Oszczednosci Bank Polski S.A. *	374,520	2,789

Powszechny Zaklad Ubezpieczen S.A.	238,915	2,273

Synthos S.A.	180,615	186

Tauron Polska Energia S.A.	485,210	391
		21,333

Qatar – 0.9%

Barwa Real Estate Co.	44,753	445

Commercial Bank (The) QSC	63,855	730

Doha Bank QSC	56,343	575

Ezdan Holding Group QSC	347,786	1,741

Industries Qatar QSC	63,666	1,893

Masraf Al Rayan QSC	162,744	1,596

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Qatar – 0.9% – continued

Ooredoo QSC	35,063	$895

Qatar Electricity & Water Co. QSC	10,237	591

Qatar Gas Transport Co. Ltd.	118,890	778

Qatar Insurance Co. S.A.Q.	39,533	900

Qatar Islamic Bank S.A.Q.	23,532	670

Qatar National Bank S.A.Q.	86,900	3,359

Vodafone Qatar QSC	144,815	489
		14,662

Romania – 0.1%

New Europe Property Investments PLC	91,423	1,163

Russia – 3.4%

Alrosa PAO	784,751	812

Gazprom PAO	247,834	545

Gazprom PAO ADR	2,376,517	10,226

Lukoil PJSC	18,707	729

Lukoil PJSC ADR	8,433	326

Lukoil PJSC ADR (Xetra Exchange)	188,895	7,240

Magnit PJSC	3,011	472

Magnit PJSC GDR (Registered)	95,203	3,783

MegaFon PJSC GDR (Registered)	40,634	445

MMC Norilsk Nickel PJSC	6,104	790

MMC Norilsk Nickel PJSC ADR	80,388	1,042

MMC Norilsk Nickel PJSC ADR (Frankfurt Exchange)	92,887	1,197

Mobile TeleSystems PJSC ADR	213,550	1,728

Moscow Exchange MICEX-RTS PJSC	450,486	704

Novatek OAO GDR (Registered)	38,900	3,486

Rosneft OAO	45,905	208

Rosneft OAO GDR (Registered)	435,611	1,975

Rostelecom PJSC	271,937	399

Rostelecom PJSC ADR	10,070	89

RusHydro PJSC	24,330,245	251

RusHydro PJSC ADR	266,069	268

Sberbank of Russia PJSC	56,000	92

Sberbank of Russia PJSC (Moscow Exchange) *	3,864,398	6,305

Sberbank of Russia PJSC ADR	158,557	1,096

Severstal PAO	280	3

Severstal PAO GDR (Registered)	88,463	934

Sistema JSFC GDR (Registered)	73,999	479

Surgutneftegas OAO	329,267	194

Surgutneftegas OAO ADR	120,622	707

Surgutneftegas OAO ADR (Frankfurt Exchange)	141,244	821

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Russia – 3.4% – continued

Tatneft PAO	144,778	$777

Tatneft PAO ADR	1,663	53

Tatneft PAO ADR (London Exchange)	72,254	2,295

VTB Bank PJSC	1,343,506,738	1,532

VTB Bank PJSC GDR (2)	11,036	25

VTB Bank PJSC GDR (Registered)	384,561	847
		52,875

South Africa – 6.6%

African Bank Investments Ltd. *	213,004	4

Anglo American Platinum Ltd. *	23,190	568

AngloGold Ashanti Ltd. *	170,793	2,366

Aspen Pharmacare Holdings Ltd. *	145,506	3,148

Barclays Africa Group Ltd.	142,306	1,437

Barloworld Ltd.	98,326	502

Bidvest Group (The) Ltd.	135,568	3,424

Brait S.E. *	146,199	1,650

Capitec Bank Holdings Ltd.	13,481	522

Coronation Fund Managers Ltd.	96,799	481

Discovery Ltd.	152,055	1,251

Exxaro Resources Ltd.	64,240	313

FirstRand Ltd.	1,418,706	4,630

Fortress Income Fund Ltd.	291,649	706

Fortress Income Fund Ltd., Class A	435,751	463

Foschini Group (The) Ltd.	80,234	768

Gold Fields Ltd.	328,480	1,297

Growthpoint Properties Ltd.	981,866	1,629

Hyprop Investments Ltd.	98,373	781

Impala Platinum Holdings Ltd. *	265,614	842

Imperial Holdings Ltd.	72,443	735

Investec Ltd.	110,172	817

Liberty Holdings Ltd.	52,791	517

Life Healthcare Group Holdings Ltd.	379,252	915

Massmart Holdings Ltd.	39,282	336

Mediclinic International PLC (1)*	1	–

MMI Holdings Ltd.	440,523	741

Mondi Ltd.	49,779	956

Mr Price Group Ltd.	102,255	1,224

MTN Group Ltd.	699,829	6,378

Naspers Ltd., Class N	168,023	23,379

Nedbank Group Ltd.	83,499	1,095

Netcare Ltd.	413,649	1,009

Pick n Pay Stores Ltd.	107,823	512

Pioneer Foods Group Ltd.	53,695	505

PSG Group Ltd.	39,490	535

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

South Africa – 6.6% – continued

Rand Merchant Investment Holdings Ltd.	297,487	$836

Redefine Properties Ltd.	1,873,620	1,516

Remgro Ltd.	203,841	3,452

Resilient REIT Ltd.	117,822	1,081

RMB Holdings Ltd.	291,988	1,207

Sanlam Ltd.	731,204	3,389

Sappi Ltd. *	232,368	1,027

Sasol Ltd.	233,335	6,958

Shoprite Holdings Ltd.	188,690	2,214

Sibanye Gold Ltd.	309,510	1,187

SPAR Group (The) Ltd.	69,906	942

Standard Bank Group Ltd.	510,470	4,577

Telkom S.A. SOC Ltd.	90,871	353

Tiger Brands Ltd.	67,921	1,493

Truworths International Ltd.	191,561	1,270

Tsogo Sun Holdings Ltd.	170,627	273

Vodacom Group Ltd.	155,279	1,686

Woolworths Holdings Ltd.	412,669	2,505
		102,402

South Korea – 14.5%

Amorepacific Corp.	13,744	4,644

AMOREPACIFIC Group	11,375	1,456

BGF retail Co. Ltd.	3,333	478

BNK Financial Group, Inc.	110,756	939

Celltrion, Inc. *	29,786	2,849

Cheil Worldwide, Inc.	34,566	514

CJ CheilJedang Corp.	3,213	976

CJ Corp.	5,974	1,021

CJ E&M Corp.	7,239	404

CJ Korea Express Corp. *	2,606	433

Coway Co. Ltd.	23,343	1,970

Daelim Industrial Co. Ltd.	11,847	941

Daewoo Engineering & Construction Co. Ltd. *	45,860	252

Daewoo Securities Co. Ltd.	80,958	585

DGB Financial Group, Inc.	65,880	513

Dongbu Insurance Co. Ltd.	17,010	1,126

Dongsuh Cos., Inc.	13,209	371

Doosan Corp.	2,990	231

Doosan Heavy Industries & Construction Co. Ltd.	21,468	406

E-MART, Inc.	8,860	1,357

GS Engineering & Construction Corp. *	22,832	545

GS Holdings Corp.	20,924	1,081

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

South Korea – 14.5% – continued

GS Retail Co. Ltd.	10,585	$436

Hana Financial Group, Inc.	129,003	2,797

Hankook Tire Co. Ltd.	30,155	1,434

Hanmi Pharm Co. Ltd.	2,241	1,369

Hanmi Science Co. Ltd.	4,977	648

Hanon Systems	81,055	652

Hanssem Co. Ltd.	3,841	750

Hanwha Chemical Corp.	44,368	967

Hanwha Corp.	18,512	574

Hanwha Life Insurance Co. Ltd.	97,108	569

Hotel Shilla Co. Ltd.	13,499	782

Hyosung Corp.	9,941	1,251

Hyundai Department Store Co. Ltd.	6,514	783

Hyundai Development Co. – Engineering & Construction	22,259	894

Hyundai Engineering & Construction Co. Ltd.	30,914	1,139

Hyundai Glovis Co. Ltd.	7,797	1,285

Hyundai Heavy Industries Co. Ltd. *	17,836	1,660

Hyundai Marine & Fire Insurance Co. Ltd.	24,723	718

Hyundai Mobis Co. Ltd.	28,856	6,280

Hyundai Motor Co.	65,093	8,677

Hyundai Steel Co.	32,856	1,594

Hyundai Wia Corp.	7,166	658

Industrial Bank of Korea	115,211	1,234

Kakao Corp.	11,957	1,037

Kangwon Land, Inc.	48,481	1,734

KB Financial Group, Inc.	165,689	4,613

KCC Corp.	2,307	839

KEPCO Plant Service & Engineering Co. Ltd.	9,105	510

Kia Motors Corp.	112,054	4,710

Korea Aerospace Industries Ltd.	25,311	1,442

Korea Electric Power Corp.	108,577	5,702

Korea Gas Corp.	9,820	329

Korea Investment Holdings Co. Ltd.	15,561	598

Korea Zinc Co. Ltd.	3,481	1,461

Korean Air Lines Co. Ltd. *	15,901	431

KT Corp.	7,721	201

KT Corp. ADR	6,526	88

KT&G Corp.	46,608	4,481

Kumho Petrochemical Co. Ltd.	6,504	331

LG Chem Ltd.	19,689	5,635

LG Corp.	39,072	2,340

LG Display Co. Ltd.	99,540	2,314

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

South Korea – 14.5% – continued

LG Electronics, Inc.	43,905	$2,364

LG Household & Health Care Ltd.	3,881	3,206

LG Innotek Co. Ltd.	5,984	414

LG Uplus Corp.	84,936	820

Lotte Chemical Corp.	6,428	1,919

Lotte Chilsung Beverage Co. Ltd.	273	434

Lotte Confectionery Co. Ltd.	244	547

Lotte Shopping Co. Ltd.	4,715	1,035

Mirae Asset Securities Co. Ltd.	33,301	679

NAVER Corp.	11,919	6,634

NCSoft Corp.	7,332	1,622

NH Investment & Securities Co. Ltd.	62,621	543

OCI Co. Ltd.	6,984	647

Orion Corp.	1,484	1,186

Ottogi Corp.	459	364

Paradise Co. Ltd.	20,291	257

POSCO	28,475	5,424

POSCO ADR	4,628	219

Posco Daewoo Corp.	19,613	370

S-1 Corp.	8,165	631

Samsung C&T Corp.	32,238	4,029

Samsung Card Co. Ltd.	13,638	449

Samsung Electro-Mechanics Co. Ltd.	26,028	1,338

Samsung Electronics Co. Ltd.	46,582	53,430

Samsung Fire & Marine Insurance Co. Ltd.	15,096	3,893

Samsung Heavy Industries Co. Ltd. *	63,821	616

Samsung Life Insurance Co. Ltd.	33,913	3,484

Samsung SDI Co. Ltd.	23,411	2,026

Samsung SDS Co. Ltd.	12,808	1,960

Samsung Securities Co. Ltd.	22,746	795

Shinhan Financial Group Co. Ltd.	182,069	6,422

Shinsegae Co. Ltd.	3,024	537

SK Holdings Co. Ltd.	15,125	2,949

SK Hynix, Inc.	246,424	6,071

SK Innovation Co. Ltd.	27,525	4,150

SK Networks Co. Ltd.	44,300	248

SK Telecom Co. Ltd.	7,564	1,374

SK Telecom Co. Ltd. ADR	10,300	208

S-Oil Corp.	18,790	1,612

Woori Bank	136,178	1,127

Yuhan Corp.	3,034	744
		225,816

Taiwan – 12.2%

Acer, Inc. *	1,138,800	436

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Taiwan – 12.2% – continued

Advanced Semiconductor Engineering, Inc.	2,695,364	$3,133

Advantech Co. Ltd.	136,234	1,000

Asia Cement Corp.	1,044,567	954

Asia Pacific Telecom Co. Ltd. *	905,000	310

Asustek Computer, Inc.	292,546	2,625

AU Optronics Corp.	3,432,215	1,030

Casetek Holdings Ltd.	49,000	266

Catcher Technology Co. Ltd.	280,111	2,275

Cathay Financial Holding Co. Ltd.	3,464,075	4,143

Chailease Holding Co. Ltd.	445,028	775

Chang Hwa Commercial Bank Ltd.	2,076,443	1,064

Cheng Shin Rubber Industry Co. Ltd.	683,184	1,372

Chicony Electronics Co. Ltd.	181,510	467

China Airlines Ltd. *	1,147,307	410

China Development Financial Holding Corp.	5,596,868	1,494

China Life Insurance Co. Ltd.	1,319,049	1,013

China Steel Corp.	5,010,156	3,484

Chunghwa Telecom Co. Ltd.	1,603,493	5,454

Compal Electronics, Inc.	1,685,759	1,058

CTBC Financial Holding Co. Ltd.	6,545,739	3,454

Delta Electronics, Inc.	829,343	3,634

E.Sun Financial Holding Co. Ltd.	3,010,099	1,679

Eclat Textile Co. Ltd.	75,355	987

Eva Airways Corp. *	821,768	459

Evergreen Marine Corp. Taiwan Ltd.	803,752	298

Far Eastern New Century Corp.	1,323,789	1,081

Far EasTone Telecommunications Co. Ltd.	671,345	1,500

Feng TAY Enterprise Co. Ltd.	128,020	679

First Financial Holding Co. Ltd.	3,798,490	1,876

Formosa Chemicals & Fibre Corp.	1,376,499	3,427

Formosa Petrochemical Corp.	496,487	1,426

Formosa Plastics Corp.	1,758,682	4,356

Formosa Taffeta Co. Ltd.	358,827	350

Foxconn Technology Co. Ltd.	364,001	816

Fubon Financial Holding Co. Ltd.	2,827,025	3,574

Giant Manufacturing Co. Ltd.	112,483	650

Hermes Microvision, Inc.	16,000	456

Highwealth Construction Corp.	347,490	503

Hiwin Technologies Corp.	86,962	384

Hon Hai Precision Industry Co. Ltd.	6,081,166	15,926

Hotai Motor Co. Ltd.	98,900	1,087

HTC Corp.	258,220	740

Hua Nan Financial Holdings Co. Ltd.	2,684,026	1,334

Innolux Corp.	3,376,900	1,175

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Taiwan – 12.2% – continued

Inotera Memories, Inc. *	981,546	$887

Inventec Corp.	979,314	621

Largan Precision Co. Ltd.	41,835	3,236

Lite-On Technology Corp.	921,088	1,124

MediaTek, Inc.	632,334	4,847

Mega Financial Holding Co. Ltd.	4,649,543	3,306

Merida Industry Co. Ltd.	85,900	378

Nan Ya Plastics Corp.	2,017,951	4,234

Novatek Microelectronics Corp.	249,850	1,004

OBI Pharma, Inc. *	41,000	503

Pegatron Corp.	839,594	1,959

Phison Electronics Corp.	61,608	501

Pou Chen Corp.	889,093	1,131

Powertech Technology, Inc.	256,568	581

President Chain Store Corp.	250,220	1,822

Quanta Computer, Inc.	1,115,576	1,946

Radiant Opto-Electronics Corp.	183,800	356

Realtek Semiconductor Corp.	208,457	573

Ruentex Development Co. Ltd.	385,108	487

Ruentex Industries Ltd.	231,906	381

Shin Kong Financial Holding Co. Ltd.	3,806,458	763

Siliconware Precision Industries Co. Ltd.	888,480	1,441

Simplo Technology Co. Ltd.	133,532	479

SinoPac Financial Holdings Co. Ltd.	3,905,999	1,207

Standard Foods Corp.	142,123	352

Synnex Technology International Corp.	600,086	618

Taishin Financial Holding Co. Ltd.	3,237,117	1,140

Taiwan Business Bank *	1,697,226	450

Taiwan Cement Corp.	1,344,055	1,314

Taiwan Cooperative Financial Holding Co. Ltd.	2,995,917	1,340

Taiwan Fertilizer Co. Ltd.	327,000	494

Taiwan Mobile Co. Ltd.	700,076	2,268

Taiwan Semiconductor Manufacturing Co. Ltd.	10,379,193	51,914

Teco Electric and Machinery Co. Ltd.	754,000	614

Transcend Information, Inc.	62,442	193

Uni-President Enterprises Corp.	2,067,150	3,627

United Microelectronics Corp.	5,074,043	2,083

Vanguard International Semiconductor Corp.	349,000	545

Wistron Corp.	1,039,279	642

WPG Holdings Ltd.	579,316	617

Ya Hsin Industrial Co. Ltd. (3)*	121,548	–

Yuanta Financial Holding Co. Ltd.	3,992,814	1,425

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Taiwan – 12.2% – continued

Yulon Motor Co. Ltd.	366,257	$355

Zhen Ding Technology Holding Ltd.	158,850	355
		188,727

Thailand – 2.2%

Advanced Info Service PCL (Registered)	194,000	1,004

Advanced Info Service PCL NVDR	252,599	1,306

Airports of Thailand PCL NVDR	177,300	2,028

Bangkok Bank PCL (Registered)	118,000	610

Bangkok Dusit Medical Services PCL NVDR	1,595,100	1,061

Bangkok Expressway & Metro PCL NVDR *	3,190,098	503

Banpu PCL (Registered)	233,500	111

Banpu PCL NVDR	317,880	151

BEC World PCL (Registered)	196,500	158

BEC World PCL NVDR	222,607	179

BTS Group Holdings PCL NVDR	2,229,900	567

Bumrungrad Hospital PCL NVDR	144,787	873

Central Pattana PCL NVDR	594,700	870

Charoen Pokphand Foods PCL NVDR	1,212,757	841

CP ALL PCL (Registered)	905,200	1,177

CP ALL PCL NVDR	997,336	1,297

Delta Electronics Thailand PCL NVDR	217,400	538

Energy Absolute PCL NVDR	505,600	320

Glow Energy PCL (Registered)	87,100	228

Glow Energy PCL NVDR	141,402	370

Home Product Center PCL NVDR	1,722,604	404

Indorama Ventures PCL NVDR	564,647	366

IRPC PCL (Registered)	1,860,900	267

IRPC PCL NVDR	1,905,481	273

Kasikornbank PCL (Registered)	191,500	952

Kasikornbank PCL NVDR	532,997	2,617

Krung Thai Bank PCL (Registered)	699,750	372

Krung Thai Bank PCL NVDR	783,293	416

Minor International PCL NVDR	727,030	764

PTT Exploration & Production PCL (Registered)	242,500	484

PTT Exploration & Production PCL NVDR	352,243	703

PTT Global Chemical PCL (Registered)	189,814	326

PTT Global Chemical PCL NVDR	662,576	1,139

PTT PCL (Registered)	183,500	1,461

PTT PCL NVDR	245,000	1,957

Siam Cement (The) PCL (Registered)	51,000	675

Siam Cement (The) PCL NVDR	117,398	1,547

Siam Commercial Bank (The) PCL (Registered)	232,700	933

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Thailand – 2.2% – continued

Siam Commercial Bank (The) PCL NVDR	439,776	$1,762

Thai Oil PCL (Registered)	97,800	193

Thai Oil PCL NVDR	221,895	437

Thai Union Group PCL NVDR	721,200	428

TMB Bank PCL NVDR	5,939,500	425

True Corp. PCL NVDR *	3,456,055	746
		33,839

Turkey – 1.5%

Akbank T.A.S.	954,978	2,717

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	89,563	681

Arcelik A.S.	105,104	714

BIM Birlesik Magazalar A.S.	86,692	1,876

Coca-Cola Icecek A.S.	33,387	486

Dogan Sirketler Grubu Holding A.S. (1)*	1	–

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	824,576	839

Enka Insaat ve Sanayi A.S.	249,481	431

Eregli Demir ve Celik Fabrikalari T.A.S.	544,302	818

Ford Otomotiv Sanayi A.S.	31,388	414

Haci Omer Sabanci Holding A.S.	364,651	1,259

Is Gayrimenkul Yatirim Ortakligi A.S. (1)	1	–

KOC Holding A.S.	255,436	1,295

Petkim Petrokimya Holding A.S. *	258,070	365

TAV Havalimanlari Holding A.S.	70,764	422

Tofas Turk Otomobil Fabrikasi A.S.	57,218	464

Tupras Turkiye Petrol Rafinerileri A.S. *	50,393	1,418

Turk Hava Yollari A.O. *	232,152	641

Turk Telekomunikasyon A.S.	192,648	456

Turkcell Iletisim Hizmetleri A.S.	352,706	1,482

Turkiye Garanti Bankasi A.S.	1,002,589	2,928

Turkiye Halk Bankasi A.S.	244,327	906

Turkiye Is Bankasi, Class C	724,257	1,196

Turkiye Sise ve Cam Fabrikalari A.S.	238,118	309

Turkiye Vakiflar Bankasi T.A.O., Class D	344,866	576

Ulker Biskuvi Sanayi A.S.	61,632	457

Yapi ve Kredi Bankasi A.S. *	349,361	514
		23,664

United Arab Emirates – 0.9%

Abu Dhabi Commercial Bank PJSC	841,837	1,535

Aldar Properties PJSC	1,231,595	922

Arabtec Holding Co. PJSC *	1,015,383	447

DP World Ltd.	68,225	1,282

Dubai Financial Market PJSC	952,297	352

Dubai Islamic Bank PJSC	428,952	692

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

United Arab Emirates – 0.9% – continued

Emaar Malls Group PJSC *	855,959	$671

Emaar Properties PJSC	1,491,507	2,446

Emirates Telecommunications Group Co. PJSC	735,128	3,702

First Gulf Bank PJSC	370,551	1,185

National Bank of Abu Dhabi PJSC	290,382	691
		13,925
Total Common Stocks (4)
(Cost $1,357,115)		1,469,782

PREFERRED STOCKS – 3.6%

Brazil – 2.3%

Banco Bradesco S.A.	958,994	7,191

Banco Bradesco S.A. ADR	97,129	724

Braskem S.A., Class A	66,841	432

Centrais Eletricas Brasileiras S.A., Class B *	102,041	298

Cia Brasileira de Distribuicao	61,042	848

Cia Energetica de Minas Gerais	325,747	728

Cia Energetica de Sao Paulo, Class B	82,708	364

Cia Paranaense de Energia, Class B	46,144	365

Gerdau S.A.	371,161	678

Itau Unibanco Holding S.A.	1,281,932	11,091

Itausa – Investimentos Itau S.A.	1,509,721	3,401

Lojas Americanas S.A.	257,630	1,199

Petroleo Brasileiro S.A. *	1,490,295	3,415

Petroleo Brasileiro S.A. ADR *	65,403	296

Suzano Papel e Celulose S.A., Class A	143,200	506

Telefonica Brasil S.A.	157,073	1,966

Telefonica Brasil S.A. ADR *	2,865	36

Vale S.A.	814,930	2,584
		36,122

Chile – 0.1%

Embotelladora Andina S.A., Class B	117,962	387

Sociedad Quimica y Minera de Chile S.A., Class B	39,851	822

Sociedad Quimica y Minera de Chile S.A. ADR	3,193	66
		1,275

Colombia – 0.2%

Bancolombia S.A.	148,485	1,281

Bancolombia S.A. ADR	6,452	221

Grupo Aval Acciones y Valores S.A.	1,401,559	546

Grupo de Inversiones Suramericana S.A.	43,160	564
		2,612

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 3.6% – continued

Russia – 0.2%

AK Transneft OAO	659	$1,808

Surgutneftegas OAO	1,541,437	1,031

Surgutneftegas OAO ADR	140,161	939
		3,778

South Korea – 0.8%

Amorepacific Corp.	3,623	698

Hyundai Motor Co. Ltd.	9,961	906

Hyundai Motor Co. Ltd. (2nd preferred)	15,832	1,467

LG Chem Ltd.	3,379	671

Samsung Electronics Co. Ltd.	8,700	8,418
		12,160
Total Preferred Stocks (4)
(Cost $88,522)		55,947

RIGHTS – 0.0%

Chile – 0.0%

Banco de Credito e Inversiones *	1,252	3

Qatar – 0.0%

Qatar Insurance Co. S.A.Q. *	7,906	67
Total Rights
(Cost $–)		70

INVESTMENT COMPANIES – 0.4%

iShares MSCI Emerging Markets ETF	37,000	1,267

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (5)(6)	5,264,935	5,265
Total Investment Companies
(Cost $6,484)		6,532

Total Investments – 98.7%
(Cost $1,452,121)		1,532,331

Other Assets less Liabilities – 1.3%		20,573
NET ASSETS – 100.0%		$1,552,904

(1)	Value rounds to less than one thousand.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(5)	7-day yield as of March 31, 2016 is disclosed.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had outstanding forward currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Morgan Stanley	United States Dollar	1,196	Taiwan Dollar	39,369	6/15/16	$29

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
FTSE/JSE Top 40 Index (South African Rand)	97	$3,074	Long	6/16	$(6)
Hang Seng Index (Hong Kong Dollar)	44	5,901	Long	4/16	118
mini MSCI Emerging Markets Index (United States Dollar)	247	10,299	Long	6/16	603
MSCI Taiwan Index (United States Dollar)	122	3,928	Long	4/16	(–)*
S&P/TSX 60 Index (Canadian Dollar)	5	606	Long	6/16	9
SGX CNX Nifty Index (United States Dollar)	147	2,290	Long	4/16	15
SPI 200 Index (Australian Dollar)	6	583	Long	6/16	(11)

Total					$728

*	Amount rounds to less than one thousand.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.8%
Consumer Staples	8.2
Energy	7.6
Financials	27.5
Health Care	2.6
Industrials	6.8
Information Technology	20.7
Materials	6.6
Telecommunication Services	6.9
Utilities	3.3

Total	100.0%

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	21.2%
Korean Won	15.5
Taiwan Dollar	12.4
Indian Rupee	7.7
United States Dollar	7.6
South African Rand	7.3
Brazilian Real	6.4
All other currencies less than 5%	21.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2016 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued	MARCH 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$62,830		$12	$–	$62,842
Chile	17,601		216	–	17,817
China	40,737		254,430	–	295,167
Colombia	4,612		–	–	4,612
Egypt	714		1,812	–	2,526
India	4,683		119,373	–	124,056
Mexico	69,066		–	–	69,066
Peru	6,171		–	–	6,171
Russia	17,578		35,297	–	52,875
South Africa	–	*	102,402	–	102,402
South Korea	515		225,301	–	225,816
All Other Countries (1)	–		506,432	–	506,432
Total Common Stocks	224,507		1,245,275	–	1,469,782
Preferred Stocks
South Korea	–		12,160	–	12,160
All Other Countries (1)	43,787		–	–	43,787
Total Preferred Stocks	43,787		12,160	–	55,947
Rights (1)	70		–	–	70
Investment Companies	6,532		–	–	6,532
Total Investments	$274,896		$1,257,435	$–	$1,532,331

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–		$29	$–	$29
Futures Contracts	745		–	–	745
Liabilities
Futures Contracts	(17)		–	–	(17)
Total Other Financial Instruments	$728		$29	$–	$757

(1)	Classifications as defined in the Schedule of Investments.

*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

	Value (000s)	Reason
Common Stocks
Chile	$191	Valuations held at last trade price in an inactive market
Malaysia	1,743	Valuations at official close price with foreign fair value adjustment
Qatar	445	Valuations at official close price with foreign fair value adjustment
Thailand	4,207	Valuations based on a similar asset
United Arab Emirates	1,282	Valuations at official close price with foreign fair value adjustment
Total	$7,868

At March 31, 2016, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

	Value (000s)	Reason
Common Stocks
Egypt	$714	Valuations at official close price

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3%

Australia – 5.4%

BGP Holdings PLC (1)*	6,535,576	$–

BWP Trust	601,290	1,575

Charter Hall Retail REIT	428,166	1,505

Cromwell Property Group	1,791,178	1,427

Dexus Property Group	1,221,920	7,413

Goodman Group	2,199,189	11,208

GPT Group (The)	2,253,986	8,612

Investa Office Fund	719,869	2,307

Mirvac Group	4,658,508	6,892

Scentre Group	6,412,949	21,770

Shopping Centres Australasia Property Group	930,797	1,630

Stockland	2,962,473	9,688

Vicinity Centres	4,121,740	10,072

Westfield Corp.	2,424,905	18,549
		102,648

Austria – 0.4%

BUWOG A.G. *	90,556	1,945

CA Immobilien Anlagen A.G. *	90,425	1,777

Conwert Immobilien Invest S.E. *	85,495	1,371

IMMOFINANZ A.G. *	1,158,970	2,461
		7,554

Belgium – 0.4%

Aedifica S.A.	15,355	1,082

Befimmo S.A.	21,916	1,407

Cofinimmo S.A.	25,492	3,127

Intervest Offices & Warehouses N.V.	16,669	476

Leasinvest Real Estate S.C.A.	2,488	281

Warehouses De Pauw – CVA	17,502	1,664

Wereldhave Belgium N.V.	2,743	355
		8,392

Brazil – 0.5%

Aliansce Shopping Centers S.A.	100,941	364

BR Malls Participacoes S.A.	544,618	2,221

BR Properties S.A.	231,172	563

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	328,985	949

Direcional Engenharia S.A.	93,430	153

Even Construtora e Incorporadora S.A.	251,669	286

Ez Tec Empreendimentos e Participacoes S.A.	69,643	312

Gafisa S.A. *	464,658	345

Helbor Empreendimentos S.A.	135,597	58

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

Brazil – 0.5% – continued

Iguatemi Empresa de Shopping Centers S.A.	72,903	$502

JHSF Participacoes S.A. *	134,916	58

MRV Engenharia e Participacoes S.A.	353,212	1,167

Multiplan Empreendimentos Imobiliarios S.A.	100,297	1,502

PDG Realty S.A. Empreendimentos e Participacoes *	63,400	80

Rodobens Negocios Imobiliarios S.A.	28,773	40

Sonae Sierra Brasil S.A.	34,415	152

Tecnisa S.A.	98,731	66
		8,818

Canada – 2.4%

Allied Properties Real Estate Investment Trust	97,667	2,630

Artis Real Estate Investment Trust	166,852	1,648

Boardwalk Real Estate Investment Trust	50,341	2,007

Canadian Apartment Properties REIT	157,566	3,504

Canadian Real Estate Investment Trust	91,030	3,159

Chartwell Retirement Residences	219,862	2,387

Cominar Real Estate Investment Trust	213,545	2,828

Crombie Real Estate Investment Trust	95,768	1,037

Dream Global Real Estate Investment Trust	114,447	768

Dream Office Real Estate Investment Trust	137,876	2,203

Extendicare, Inc.	107,091	776

First Capital Realty, Inc.	115,483	1,833

Granite Real Estate Investment Trust	60,237	1,735

H&R Real Estate Investment Trust	345,037	5,576

InnVest Real Estate Investment Trust	123,265	496

Killam Apartment Real Estate Investment Trust	66,235	597

Northview Apartment Real Estate Investment Trust	55,092	792

Pure Industrial Real Estate Trust	236,499	867

RioCan Real Estate Investment Trust	395,668	8,104

Smart Real Estate Investment Trust	139,387	3,642
		46,589

Chile – 0.1%

Parque Arauco S.A.	687,960	1,263

China – 1.8%

Agile Property Holdings Ltd.	1,725,226	963

Beijing Capital Land Ltd., Class H	1,288,000	538

Beijing North Star Co. Ltd., Class H	899,662	280

China Aoyuan Property Group Ltd.	1,605,000	328

China SCE Property Holdings Ltd.	1,461,000	313

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

China – 1.8% – continued

China Vanke Co. Ltd., Class H	1,649,341	$4,047

CIFI Holdings Group Co. Ltd.	3,286,882	788

Country Garden Holdings Co. Ltd.	9,108,181	3,623

Dalian Wanda Commercial Properties Co. Ltd., Class H (2)	848,000	5,026

Evergrande Real Estate Group Ltd.	4,460,000	3,447

Fantasia Holdings Group Co. Ltd.	2,086,500	264

Greentown China Holdings Ltd. *	945,500	745

Guangzhou R&F Properties Co. Ltd., Class H	1,238,602	1,777

Hydoo International Holding Ltd.	1,308,000	179

KWG Property Holding Ltd.	1,570,594	1,033

Logan Property Holdings Co. Ltd.	1,294,000	482

Longfor Properties Co. Ltd.	1,838,000	2,620

Powerlong Real Estate Holdings Ltd.	1,614,000	337

Redco Properties Group Ltd. (2)	598,000	432

Renhe Commercial Holdings Co. Ltd. *	19,612,000	784

Shui On Land Ltd.	4,475,277	1,208

Sino-Ocean Land Holdings Ltd.	3,685,828	1,744

SOHO China Ltd.	2,352,756	1,122

Sunac China Holdings Ltd.	2,310,050	1,556

Yuzhou Properties Co. Ltd.	1,492,000	392
		34,028

Egypt – 0.0%

Emaar Misr for Development S.A.E. *	719,915	221

Six of October Development & Investment *	295,544	400
		621

Finland – 0.1%

Citycon OYJ	478,574	1,207

Sponda OYJ	244,658	1,030

Technopolis OYJ	115,575	493
		2,730

France – 3.3%

Affine S.A.	9,197	180

ANF Immobilier	8,495	229

Fonciere de Paris SIIC	3,056	503

Fonciere Des Regions	44,808	4,226

Gecina S.A.	50,233	6,911

ICADE	44,502	3,402

Klepierre	257,745	12,315

Mercialys S.A.	50,932	1,182

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

France – 3.3% – continued

Unibail-Rodamco S.E.	123,607	$33,915
		62,863

Germany – 2.9%

ADLER Real Estate A.G. *	29,280	382

ADO Properties S.A. (2)*	28,044	960

alstria office REIT-A.G. *	134,652	1,936

Deutsche EuroShop A.G.	58,072	2,727

Deutsche Wohnen A.G. (Bearer)	422,868	13,146

DIC Asset A.G.	42,743	399

Grand City Properties S.A.	127,520	2,931

Hamborner REIT A.G.	73,287	793

LEG Immobilien A.G. *	78,883	7,409

TAG Immobilien A.G.	150,138	2,024

TLG Immobilien A.G.	67,933	1,476

Vonovia S.E.	585,054	21,050
		55,233

Greece – 0.0%

Grivalia Properties REIC A.E.	47,695	400

Hong Kong – 8.5%

C C Land Holdings Ltd.	1,622,000	483

Champion REIT	2,901,846	1,478

Cheung Kong Property Holdings Ltd.	3,537,000	22,791

China Jinmao Holdings Group Ltd.	6,410,000	1,786

China Merchants Land Ltd.	1,504,000	213

China Oceanwide Holdings Ltd. *	5,555,000	652

China Overseas Grand Oceans Group Ltd.	938,000	318

China Overseas Land & Investment Ltd.	4,826,542	15,287

China Resources Land Ltd.	3,394,155	8,715

Far East Consortium International Ltd.	1,123,106	363

Gemdale Properties & Investment Corp. Ltd.	6,250,000	371

Glorious Property Holdings Ltd. *	3,161,100	371

Hang Lung Properties Ltd.	2,818,452	5,384

Henderson Land Development Co. Ltd.	1,284,484	7,895

Hongkong Land Holdings Ltd.	1,473,718	8,825

Hopson Development Holdings Ltd. *	766,000	757

Hui Xian Real Estate Investment Trust	2,228,215	1,068

Hui Xian Real Estate Investment Trust (Hong Kong Exchange)	468,000	225

Hysan Development Co. Ltd.	770,045	3,282

K Wah International Holdings Ltd.	1,396,472	616

Kerry Properties Ltd.	826,099	2,269

Link REIT	2,826,300	16,758

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

Hong Kong – 8.5% – continued

LVGEM China Real Estate Investment Co. Ltd. *	1,236,000	$373

Minmetals Land Ltd.	1,620,000	163

New World China Land Ltd.	3,183,899	3,238

New World Development Co. Ltd.	6,982,683	6,656

Poly Property Group Co. Ltd.	2,246,000	614

Road King Infrastructure Ltd.	323,000	261

Shanghai Industrial Urban Development Group Ltd.	1,626,000	306

Shenzhen Investment Ltd.	3,822,402	1,519

Shimao Property Holdings Ltd.	1,573,869	2,331

Sino Land Co. Ltd.	3,843,661	6,089

Sinolink Worldwide Holdings Ltd. *	2,404,000	270

Spring Real Estate Investment Trust	797,000	335

Sun Hung Kai Properties Ltd.	2,091,425	25,586

Swire Properties Ltd.	1,463,000	3,951

Wharf Holdings (The) Ltd.	1,710,317	9,351

Yuexiu Property Co. Ltd.	8,199,442	1,184

Yuexiu Real Estate Investment Trust	1,317,000	732
		162,866

India – 0.1%

DLF Ltd.	524,275	908

Oberoi Realty Ltd.	103,990	381

Prestige Estates Projects Ltd.	137,973	362

Unitech Ltd. *	2,743,564	205
		1,856

Indonesia – 0.4%

Agung Podomoro Land Tbk PT *	9,268,196	209

Alam Sutera Realty Tbk PT	14,136,940	397

Bumi Serpong Damai Tbk PT	9,454,500	1,308

Ciputra Development Tbk PT	13,176,845	1,296

Intiland Development Tbk PT	6,173,600	244

Kawasan Industri Jababeka Tbk PT	19,804,763	388

Lippo Karawaci Tbk PT	24,480,831	1,930

Pakuwon Jati Tbk PT	30,101,140	1,098

Summarecon Agung Tbk PT	13,891,600	1,660
		8,530

Ireland – 0.2%

Green REIT PLC	860,457	1,382

Hibernia REIT PLC	837,168	1,236

Irish Residential Properties REIT PLC	437,510	550
		3,168

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

Israel – 0.1%

Azrieli Group Ltd.	46,692	$1,832

Italy – 0.1%

Beni Stabili S.p.A. SIIQ	1,299,084	974

Immobiliare Grande Distribuzione SIIQ S.p.A.	468,137	425
		1,399

Japan – 10.1%

Activia Properties, Inc.	676	3,504

Advance Residence Investment Corp.	1,599	4,047

Aeon Mall Co. Ltd.	145,466	2,149

AEON REIT Investment Corp.	1,274	1,630

Daiwa House REIT Investment Corp.	388	1,701

Daiwa House Residential Investment Corp.	799	1,667

Daiwa Office Investment Corp.	343	2,133

Frontier Real Estate Investment Corp.	596	2,862

Fukuoka REIT Corp.	830	1,499

GLP J-REIT	2,778	3,163

Hulic Co. Ltd.	444,940	4,240

Hulic REIT, Inc.	852	1,383

Industrial & Infrastructure Fund Investment Corp.	428	1,987

Invincible Investment Corp.	2,937	2,199

Japan Excellent, Inc.	1,422	1,919

Japan Hotel REIT Investment Corp.	4,205	3,697

Japan Logistics Fund, Inc.	1,100	2,296

Japan Prime Realty Investment Corp.	1,050	4,272

Japan Real Estate Investment Corp.	1,642	9,481

Japan Rental Housing Investments, Inc.	1,884	1,391

Japan Retail Fund Investment Corp.	3,199	7,670

Kenedix Office Investment Corp.	453	2,600

Mitsubishi Estate Co. Ltd.	1,587,480	29,407

Mitsui Fudosan Co. Ltd.	1,190,562	29,603

Mori Hills REIT Investment Corp.	1,794	2,654

Mori Trust Sogo REIT, Inc.	1,257	2,172

Nippon Accommodations Fund, Inc.	596	2,295

Nippon Building Fund, Inc.	1,700	10,059

Nippon Prologis REIT, Inc.	1,819	4,066

Nomura Real Estate Holdings, Inc.	151,100	2,784

Nomura Real Estate Master Fund, Inc.	4,456	6,641

NTT Urban Development Corp.	134,400	1,311

Orix JREIT, Inc.	2,907	4,507

Premier Investment Corp.	1,602	1,978

Sekisui House SI Residential Investment Corp.	1,234	1,268

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

Japan – 10.1% – continued

Sumitomo Realty & Development Co. Ltd.	543,425	$15,847

Tokyo Tatemono Co. Ltd.	258,300	3,216

Tokyu REIT, Inc.	1,180	1,618

Top REIT, Inc.	210	829

United Urban Investment Corp.	3,464	5,593
		193,338

Malaysia – 0.4%

Capitaland Malaysia Mall Trust	1,360,700	502

Eastern & Oriental Bhd. *	963,353	408

Eco World Development Group Bhd. *	926,100	342

IGB Real Estate Investment Trust	2,009,700	788

IOI Properties Group Bhd.	2,276,000	1,348

KLCCP Stapled Group	553,348	1,015

KSL Holdings Bhd.	592,120	200

Mah Sing Group Bhd.	1,948,420	710

Pavilion Real Estate Investment Trust	1,074,400	468

SP Setia Bhd. Group	1,095,511	879

Sunway Real Estate Investment Trust	2,160,200	886
		7,546

Mexico – 0.6%

Concentradora Fibra Danhos S.A. de C.V.	270,153	564

Concentradora Fibra Hotelera Mexicana S.A. de C.V.	505,500	467

Consorcio ARA S.A.B. de C.V.	856,261	321

Corp. Inmobiliaria Vesta S.A.B. de C.V.	717,000	1,074

Fibra Uno Administracion S.A. de C.V.	3,373,409	7,847

Macquarie Mexico Real Estate Management S.A. de C.V. *	1,004,789	1,358

Urbi Desarrollos Urbanos S.A.B.de C.V. (3)*	776,726	–
		11,631

Netherlands – 0.4%

Eurocommercial Properties N.V. - CVA	57,979	2,708

NSI N.V.	168,540	800

Vastned Retail N.V.	23,363	1,045

Wereldhave N.V.	50,856	2,842
		7,395

New Zealand – 0.1%

Kiwi Property Group Ltd.	1,635,062	1,634

Norway – 0.0%

Entra ASA (2)	75,982	714

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

Norway – 0.0% – continued

Norwegian Property ASA *	311,726	$325
		1,039

Philippines – 0.8%

Ayala Land, Inc.	7,415,351	5,686

DoubleDragon Properties Corp.	712,200	595

Filinvest Land, Inc.	11,716,989	451

Megaworld Corp.	14,293,801	1,288

Robinsons Land Corp.	2,025,275	1,223

SM Prime Holdings, Inc.	9,898,053	4,726

Vista Land & Lifescapes, Inc.	4,865,561	492
		14,461

Singapore – 2.4%

Ascendas India Trust	844,800	548

Ascendas Real Estate Investment Trust	2,642,753	4,684

Ascott Residence Trust	942,200	748

CapitaLand Commercial Trust Ltd.	2,542,914	2,773

CapitaLand Ltd.	3,193,015	7,270

CapitaLand Mall Trust	3,318,115	5,144

CapitaLand Retail China Trust	609,800	654

CDL Hospitality Trusts	772,210	753

First Real Estate Investment Trust	622,651	568

Fortune Real Estate Investment Trust	1,676,920	1,796

Global Logistic Properties Ltd.	3,721,793	5,313

Keppel REIT	2,399,720	1,771

Lippo Malls Indonesia Retail Trust	2,434,900	587

Mapletree Commercial Trust	1,682,500	1,760

Mapletree Greater China Commercial Trust	2,409,800	1,707

Mapletree Industrial Trust	1,590,307	1,882

Mapletree Logistics Trust	1,796,274	1,346

Suntec Real Estate Investment Trust	3,037,691	3,774

UOL Group Ltd.	594,818	2,647

Yanlord Land Group Ltd.	814,500	738
		46,463

South Africa – 1.0%

Arrowhead Properties Ltd.	1,073,774	618

Attacq Ltd. *	751,835	993

Delta Property Fund Ltd.	619,126	280

Emira Property Fund Ltd.	540,291	554

Growthpoint Properties Ltd.	3,264,625	5,418

Hyprop Investments Ltd.	310,114	2,463

Rebosis Property Fund Ltd.	554,331	405

Redefine Properties Ltd.	5,477,446	4,433

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

South Africa – 1.0% – continued

Resilient REIT Ltd.	335,687	$3,080

SA Corporate Real Estate Fund Nominees Pty. Ltd.	2,806,682	918

Vukile Property Fund Ltd.	732,289	842
		20,004

Spain – 0.5%

Axiare Patrimonio SOCIMI S.A.	73,448	1,092

Hispania Activos Inmobiliarios S.A. *	83,265	1,181

Inmobiliaria Colonial S.A. *	2,656,956	1,962

Lar Espana Real Estate Socimi S.A.	62,209	588

Merlin Properties Socimi S.A.	409,524	4,748
		9,571

Sweden – 1.1%

Castellum AB	207,154	3,284

D Carnegie & Co. AB *	43,780	419

Dios Fastigheter AB	56,108	412

Fabege AB	167,188	2,814

Fastighets AB Balder, Class B *	116,440	2,953

Hemfosa Fastigheter AB	95,592	1,050

Hufvudstaden AB, Class A	141,189	2,237

Klovern AB, Class B	471,468	533

Kungsleden AB	223,555	1,579

Pandox AB *	64,480	1,121

Wallenstam AB, Class B	252,068	2,179

Wihlborgs Fastigheter AB	84,833	1,800
		20,381

Switzerland – 0.8%

Allreal Holding A.G. (Registered) *	12,236	1,771

Mobimo Holding A.G. (Registered) *	7,891	1,922

PSP Swiss Property A.G. (Registered) *	49,797	4,788

Swiss Prime Site A.G. (Registered) *	79,189	6,981
		15,462

Taiwan – 0.0%

Hung Poo Real Estate Development Corp.	247,585	205

Thailand – 0.4%

Amata Corp. PCL (Registered)	141,686	50

Amata Corp. PCL NVDR	475,571	166

AP Thailand PCL (Registered)	441,405	77

AP Thailand PCL NVDR	627,004	109

Central Pattana PCL (Registered)	825,726	1,209

Central Pattana PCL NVDR	893,598	1,308

Land & Houses PCL (Registered)	2,094,184	536

Land & Houses PCL NVDR	2,234,300	568

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

Thailand – 0.4% – continued

LPN Development PCL (Registered)	8,475	$3

LPN Development PCL NVDR	718,501	286

Property Perfect PCL (Registered)	3,686,802	89

Property Perfect PCL NVDR	4,602,926	111

Pruksa Real Estate PCL NVDR	904,000	694

Quality Houses PCL NVDR	5,323,666	357

Sansiri PCL NVDR	6,842,466	297

SC Asset Corp. PCL (Registered)	747,984	70

SC Asset Corp. PCL NVDR	1,198,624	112

Siam Future Development PCL NVDR	1,253,194	212

Supalai PCL (Registered)	224,356	119

Supalai PCL NVDR	495,200	263

TICON Industrial Connection PCL NVDR	621,005	212

WHA Corp. PCL NVDR *	5,071,400	450
		7,298

Turkey – 0.2%

Dogus Gayrimenkul Yatirim Ortakligi A.S. *	54,149	70

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	2,471,364	2,514

Is Gayrimenkul Yatirim Ortakligi A.S.	405,530	262

Torunlar Gayrimenkul Yatirim Ortakligi A.S.	87,311	137
		2,983

United Arab Emirates – 0.3%

Aldar Properties PJSC	3,981,590	2,979

Emaar Malls Group PJSC *	2,647,143	2,075

RAK Properties PJSC	1,133,104	176
		5,230

United Kingdom – 4.7%

Assura PLC	2,090,328	1,594

Big Yellow Group PLC	181,696	2,020

British Land (The) Co. PLC	1,284,802	12,874

Capital & Counties Properties PLC	905,309	4,269

Daejan Holdings PLC	6,044	502

Derwent London PLC	125,725	5,671

Empiric Student Property PLC	629,518	990

F&C UK Real Estate Investment Ltd.	278,573	392

Grainger PLC	507,186	1,648

Great Portland Estates PLC	428,748	4,469

Hammerson PLC	984,783	8,154

Hansteen Holdings PLC	931,295	1,423

Helical Bar PLC	117,561	650

Intu Properties PLC	1,185,153	5,306

Kennedy Wilson Europe Real Estate PLC	147,690	2,478

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

United Kingdom – 4.7% – continued

Land Securities Group PLC	986,923	$15,545

LondonMetric Property PLC	749,804	1,706

Primary Health Properties PLC	526,780	772

Redefine International PLC	1,483,738	1,003

Safestore Holdings PLC	255,998	1,231

Schroder Real Estate Investment Trust Ltd.	643,618	561

Segro PLC	936,705	5,503

Shaftesbury PLC	346,724	4,525

Standard Life Investment Property Income Trust Ltd.	470,953	583

Target Healthcare REIT Ltd.	211,180	335

Tritax Big Box REIT PLC	1,045,014	2,019

UNITE Group (The) PLC	280,063	2,553

Workspace Group PLC	149,423	1,676
		90,452

United States – 47.8%

Acadia Realty Trust	88,741	3,117

Agree Realty Corp.	24,934	959

Alexander’s, Inc.	2,657	1,011

Alexandria Real Estate Equities, Inc.	92,053	8,367

American Assets Trust, Inc.	49,504	1,976

American Campus Communities, Inc.	163,571	7,703

American Homes 4 Rent, Class A	237,743	3,780

Apartment Investment & Management Co., Class A	196,176	8,204

Apple Hospitality REIT, Inc.	208,400	4,128

Ashford Hospitality Trust, Inc.	111,616	712

AvalonBay Communities, Inc.	171,747	32,666

Boston Properties, Inc.	192,509	24,464

Brandywine Realty Trust	221,025	3,101

Brixmor Property Group, Inc.	220,870	5,659

Camden Property Trust	108,406	9,116

Care Capital Properties, Inc.	105,249	2,825

CBL & Associates Properties, Inc.	215,402	2,563

Cedar Realty Trust, Inc.	103,518	748

Chatham Lodging Trust	45,137	967

Chesapeake Lodging Trust	75,842	2,007

Colony Starwood Homes	61,300	1,517

Columbia Property Trust, Inc.	156,500	3,441

Corporate Office Properties Trust	119,221	3,128

Cousins Properties, Inc.	260,948	2,709

CubeSmart	220,362	7,338

DCT Industrial Trust, Inc.	110,081	4,345

DDR Corp.	383,722	6,826

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

United States – 47.8% – continued

DiamondRock Hospitality Co.	254,308	$2,574

Digital Realty Trust, Inc.	183,609	16,248

Douglas Emmett, Inc.	171,949	5,177

Duke Realty Corp.	432,771	9,755

DuPont Fabros Technology, Inc.	92,397	3,745

EastGroup Properties, Inc.	41,118	2,482

Education Realty Trust, Inc.	79,356	3,301

Empire State Realty Trust, Inc., Class A	120,019	2,104

EPR Properties	79,103	5,270

Equity Commonwealth (1)*	75,000	–

Equity Commonwealth (Munich Exchange) *	158,235	4,465

Equity LifeStyle Properties, Inc.	95,921	6,976

Equity One, Inc.	116,392	3,336

Equity Residential	452,164	33,926

Essex Property Trust, Inc.	82,317	19,251

Extra Space Storage, Inc.	145,644	13,612

Federal Realty Investment Trust	88,788	13,855

FelCor Lodging Trust, Inc.	175,812	1,428

First Industrial Realty Trust, Inc.	138,450	3,148

First Potomac Realty Trust	71,046	644

Forest City Realty Trust, Inc., Class A	295,897	6,240

Franklin Street Properties Corp.	107,780	1,144

Gaming and Leisure Properties, Inc.	112,200	3,469

General Growth Properties, Inc.	632,187	18,795

Getty Realty Corp.	31,298	621

Government Properties Income Trust	87,221	1,557

Gramercy Property Trust	531,022	4,487

HCP, Inc.	583,765	19,019

Healthcare Realty Trust, Inc.	128,440	3,968

Healthcare Trust of America, Inc., Class A	163,709	4,816

Hersha Hospitality Trust	47,703	1,018

Highwoods Properties, Inc.	120,318	5,752

Hospitality Properties Trust	188,878	5,017

Host Hotels & Resorts, Inc.	949,006	15,848

Hudson Pacific Properties, Inc.	92,831	2,685

Investors Real Estate Trust	155,497	1,129

Kilroy Realty Corp.	115,873	7,169

Kimco Realty Corp.	515,700	14,842

Kite Realty Group Trust	103,581	2,870

LaSalle Hotel Properties	141,493	3,581

Lexington Realty Trust	299,391	2,575

Liberty Property Trust	186,035	6,225

LTC Properties, Inc.	47,173	2,134

Macerich (The) Co.	198,157	15,702

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

United States – 47.8% – continued

Mack-Cali Realty Corp.	112,380	$2,641

Medical Properties Trust, Inc.	298,600	3,876

Mid-America Apartment Communities, Inc.	94,411	9,650

Milestone Apartments Real Estate Investment Trust	87,500	1,118

Monogram Residential Trust, Inc.	211,800	2,088

National Health Investors, Inc.	44,860	2,984

National Retail Properties, Inc.	176,927	8,174

New Senior Investment Group, Inc.	101,900	1,050

New York REIT, Inc.	208,136	2,102

Omega Healthcare Investors, Inc.	208,894	7,374

Paramount Group, Inc.	181,296	2,892

Parkway Properties, Inc.	98,238	1,538

Pebblebrook Hotel Trust	91,244	2,652

Pennsylvania Real Estate Investment Trust	81,866	1,789

Physicians Realty Trust	134,846	2,505

Piedmont Office Realty Trust, Inc., Class A	182,685	3,710

Post Properties, Inc.	67,889	4,056

Prologis, Inc.	657,586	29,052

PS Business Parks, Inc.	25,573	2,570

Public Storage	182,027	50,209

QTS Realty Trust, Inc., Class A	49,100	2,326

Ramco-Gershenson Properties Trust	100,661	1,815

Realty Income Corp.	313,217	19,579

Regency Centers Corp.	122,341	9,157

Retail Opportunity Investments Corp.	125,333	2,522

Retail Properties of America, Inc., Class A	295,642	4,686

Rexford Industrial Realty, Inc.	67,100	1,219

RLJ Lodging Trust	157,797	3,610

Rouse Properties, Inc.	44,602	820

Ryman Hospitality Properties, Inc.	61,200	3,151

Sabra Health Care REIT, Inc.	83,140	1,670

Saul Centers, Inc.	16,505	875

Select Income REIT	83,666	1,929

Senior Housing Properties Trust	296,809	5,310

Silver Bay Realty Trust Corp.	42,601	633

Simon Property Group, Inc.	390,121	81,024

SL Green Realty Corp.	125,007	12,111

Sovran Self Storage, Inc.	48,892	5,767

Spirit Realty Capital, Inc.	531,319	5,977

STAG Industrial, Inc.	87,111	1,774

STORE Capital Corp.	130,619	3,380

Summit Hotel Properties, Inc.	102,056	1,222

Sun Communities, Inc.	69,785	4,997

Sunstone Hotel Investors, Inc.	261,902	3,667

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

United States – 47.8% – continued

Tanger Factory Outlet Centers, Inc.	119,953	$4,365

Taubman Centers, Inc.	75,980	5,412

Terreno Realty Corp.	55,200	1,294

Tier REIT, Inc.	58,000	780

TravelCenters of America LLC - (Fractional Shares) (1)*	50,000	–

UDR, Inc.	328,542	12,659

Universal Health Realty Income Trust	16,573	932

Urban Edge Properties	112,756	2,914

Urstadt Biddle Properties, Inc., Class A	32,260	676

Ventas, Inc.	421,796	26,556

VEREIT, Inc.	1,136,168	10,078

Vornado Realty Trust	212,613	20,077

Washington Real Estate Investment Trust	86,444	2,525

Weingarten Realty Investors	139,116	5,220

Welltower, Inc.	445,814	30,913

Winthrop Realty Trust *	39,708	521

WP Carey, Inc.	110,489	6,877

WP Glimcher, Inc.	227,108	2,155

Xenia Hotels & Resorts, Inc.	141,300	2,207
		912,749
Total Common Stocks (4)
(Cost $1,544,657)		1,878,632

	PRINCIPAL AMOUNT (000s) (5)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

YTL Land & Development Bhd., 3.00%, 10/31/21 (MYR) (6)	$114	$13
Total Convertible Bonds
(Cost $18)		13

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

United Kingdom – 0.0%

Primary Health Properties PLC *	52,678	$2
Total Rights
(Cost $–)		2

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.3%

F&C Commercial Property Trust Ltd.	682,481	$1,277

MedicX Fund Ltd.	451,939	568

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (7)(8)	2,337,242	2,337

Picton Property Income Ltd.	672,045	673

UK Commercial Property Trust Ltd.	831,862	996
Total Investment Companies (4)
(Cost $5,651)		5,851

Total Investments – 98.6%
(Cost $1,550,326)		1,884,498

Other Assets less Liabilities – 1.4%		26,224
NET ASSETS – 100.0%		$1,910,722

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Value rounds to less than one thousand.
(4)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(5)	Principal amount is in USD unless otherwise indicated.
(6)	Step coupon bond. Rate as of March 31, 2016 is disclosed.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day yield as of March 31, 2016 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Bank of Montreal	United States Dollar	47	Canadian Dollar	62	6/15/16	$1
BNY Mellon	United States Dollar	2,407	British Pound	1,678	6/15/16	4
BNY Mellon	United States Dollar	4,844	Japanese Yen	549,515	6/15/16	50
Citibank	Australian Dollar	2,346	United States Dollar	1,780	6/15/16	(12)
Citibank	Hong Kong Dollar	31,695	United States Dollar	4,090	6/15/16	2
Citibank	United States Dollar	724	Australian Dollar	964	6/15/16	13
Citibank	United States Dollar	42	Swiss Franc	41	6/15/16	1
JPMorgan Chase	Euro	855	United States Dollar	970	6/15/16	(5)
JPMorgan Chase	Japanese Yen	106,800	United States Dollar	950	6/15/16	(1)
Morgan Stanley	United States Dollar	4,208	Euro	3,774	6/15/16	98
Morgan Stanley	United States Dollar	197	Swedish Krona	1,640	6/15/16	5
Societe Generale	United States Dollar	5,023	Hong Kong Dollar	38,946	6/15/16	(1)
Societe Generale	United States Dollar	514	Singapore Dollar	709	6/15/16	12
Toronto-Dominion Bank	British Pound	1,495	United States Dollar	2,170	6/15/16	22
Toronto-Dominion Bank	Euro	2,694	United States Dollar	3,050	6/15/16	(23)
Toronto-Dominion Bank	Japanese Yen	445,595	United States Dollar	4,010	6/15/16	42

Total						$208

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
DAX Index (Euro)	4	$1,138	Long	6/16	$7
E-Mini S&P Midcap 400 (United States Dollar)	130	18,736	Long	6/16	649
FTSE 100 Index (British Pound)	22	1,932	Long	6/16	6
Hang Seng Index (Hong Kong Dollar)	26	3,487	Long	4/16	65
Nikkei 225 (Japanese Yen)	29	2,160	Long	6/16	(11)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
SPI 200 Index (Australian Dollar)	38	$3,689	Long	6/16	$(63)
Topix Index (Japanese Yen)	19	2,275	Long	6/16	(5)

Total					$648

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activities	9.1%
Diversified REITs	11.7
Health Care REITs	6.4
Office REITs	10.3
Real Estate Development	6.6
Real Estate Operating Companies	8.3
Residential REITs	9.7
Retail REITs	23.6
Specialized REITs	5.9
Other Industries less than 5%	8.4

Total	100.0%

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	48.9%
Japanese Yen	10.3
Hong Kong Dollar	10.0
Euro	8.4
Australian Dollar	5.5
All other currencies less than 5%	16.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2016 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)		TOTAL (000s)
Common Stocks
Brazil	$8,818	$–	$–		$8,818
Canada	46,589	–	–		46,589
Chile	1,263	–	–		1,263
Egypt	621	–	–		621
Mexico	11,631	–	–	*	11,631
United States	912,749	–	–		912,749
All Other Countries (1)	–	896,961	–		896,961
Total Common Stocks	981,671	896,961	–		1,878,632
Convertible Bonds	–	–	13		13
Rights (1)	–	2	–		2
Investment Companies	2,337	3,514	–		5,851
Total Investments	$984,008	$900,477	$13		$1,884,498

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$250	$–		$250
Futures Contracts	727	–	–		727
Liabilities
Forward Foreign Currency Exchange Contracts	–	(42)	–		(42)
Futures Contracts	(79)	–	–		(79)
Total Other Financial Instruments	$648	$208	$–		$856

(1)	Classifications as defined in the Schedule of Investments.

*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, the Fund had transfers from Level 2 to Level 1 as described below:

Transfers from Level 2 to Level 1

	Value (000s)	Reason
Common Stocks
Egypt	$400	Valuations at official close price

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2016

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/15 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/16 (000s)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/16 (000s)

Common Stocks

Mexico	$1	$–	$(583)	$585		$–	$(3)	$–	$–	$–	*	$–	*

Convertible Bonds

Malaysia	13	–	–	–	*	–	–	–	–	13		–	*

Total	$14	$–	$(583)	$585		$–	$(3)	$–	$–	$13		$–	*

*	Amount rounds to less than one thousand.

Securities valued at less than one thousand included in the Balance as of 3/31/16 above were valued using prices provided by the investment adviser’s pricing and valuation committee. Securities valued at $13 included in the Balance as of 3/31/16 above were valued using evaluated prices provided by a third party provider.

	FAIR VALUE AT 3/31/16 (000s)		VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$–	*	Consensus Pricing	Distressed/Defaulted Market Discount, Estimated Recovery Value

*	Amount rounds to less than one thousand.

The unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are reviewed based on available restructuring and recovery information. Values are compared to historical averages and general sector trends are taken into account. In general, an increase (decrease) in recovery or reduction (increase) in dilution would, in isolation, result in a significantly higher (lower) fair value measurement.

EXPLANATION OF CURRENCY ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

MYR – Malaysian Ringgit

USD – United States Dollar

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6%

Australia – 3.1%

AGL Energy Ltd.	9,660	$136

Amcor Ltd.	17,039	187

AMP Ltd.	42,229	187

APA Group	16,027	108

Asciano Ltd.	8,839	61

Australia & New Zealand Banking Group Ltd.	42,512	760

Bendigo & Adelaide Bank Ltd.	7,138	48

Boral Ltd.	10,710	51

Brambles Ltd.	22,811	211

Caltex Australia Ltd.	3,908	102

Coca-Cola Amatil Ltd.	7,777	53

Commonwealth Bank of Australia	24,931	1,430

Dexus Property Group	14,297	87

Goodman Group	25,345	129

GPT Group (The)	26,842	103

Healthscope Ltd.	25,532	52

Insurance Australia Group Ltd.	34,143	145

LendLease Group	8,143	86

Mirvac Group	56,015	83

National Australia Bank Ltd.	38,423	768

Newcrest Mining Ltd. *	10,850	140

QBE Insurance Group Ltd.	19,731	164

Ramsay Health Care Ltd.	2,118	99

Stockland	34,594	113

Sydney Airport	15,019	77

Transurban Group	29,210	254

Wesfarmers Ltd.	16,438	522

Westpac Banking Corp.	48,530	1,128

Woodside Petroleum Ltd.	10,784	215
		7,499

Austria – 0.0%

OMV A.G.	2,021	57

Belgium – 0.2%

Colruyt S.A.	1,039	61

Delhaize Group	1,539	160

KBC Groep N.V.	3,559	183

Umicore S.A.	1,466	73
		477

Canada – 3.9%

Agnico Eagle Mines Ltd.	3,287	119

Agrium, Inc.	1,893	167

AltaGas Ltd.	2,227	57

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Canada – 3.9% – continued

ARC Resources Ltd.	5,039	$73

Atco Ltd., Class I	1,041	31

Bank of Montreal	9,407	571

Bank of Nova Scotia (The)	17,610	861

Canadian Imperial Bank of Commerce	5,738	429

Canadian National Railway Co.	11,575	723

Canadian Tire Corp. Ltd., Class A	1,095	114

Canadian Utilities Ltd., Class A	1,692	47

Cenovus Energy, Inc.	11,963	156

CGI Group, Inc., Class A *	3,212	153

Crescent Point Energy Corp.	7,255	100

Empire Co. Ltd., Class A	2,519	44

Enbridge, Inc.	13,279	517

Encana Corp.	12,013	73

Fortis, Inc.	4,200	132

Franco-Nevada Corp.	2,674	165

Gildan Activewear, Inc.	3,412	104

Jean Coutu Group PJC (The), Inc., Class A	1,000	17

Keyera Corp.	2,452	74

Kinross Gold Corp. *	19,643	67

Loblaw Cos. Ltd.	3,243	182

Magna International, Inc.	5,844	251

Metro, Inc.	3,463	120

Open Text Corp.	1,806	94

Potash Corp. of Saskatchewan, Inc.	12,386	211

PrairieSky Royalty Ltd.	2,600	49

Rogers Communications, Inc., Class B	5,345	214

Royal Bank of Canada	21,768	1,254

Shaw Communications, Inc., Class B	5,795	112

Silver Wheaton Corp.	6,002	100

Suncor Energy, Inc.	23,225	647

Teck Resources Ltd., Class B	8,796	67

TELUS Corp.	2,723	89

TELUS Corp. (Berlin Exchange)	300	10

Toronto-Dominion Bank (The)	27,136	1,171
		9,365

Denmark – 1.0%

Coloplast A/S, Class B	1,633	123

ISS A/S	2,243	90

Novo Nordisk A/S, Class B	28,510	1,540

Novozymes A/S, Class B	3,349	150

Pandora A/S	1,643	214

Tryg A/S	1,801	35

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Denmark – 1.0% – continued

Vestas Wind Systems A/S	3,318	$233
		2,385

Finland – 0.2%

Neste OYJ	1,743	57

Orion OYJ, Class B	1,451	48

Stora Enso OYJ (Registered)	8,336	74

UPM-Kymmene OYJ	7,898	143

Wartsila OYJ Abp	2,173	98
		420

France – 3.1%

Accor S.A.	3,197	135

Aeroports de Paris	445	55

Air Liquide S.A.	5,000	561

Atos S.E.	1,238	101

AXA S.A.	28,758	676

Bouygues S.A.	2,921	119

Bureau Veritas S.A.	3,903	87

Cap Gemini S.A.	2,409	226

Carrefour S.A.	8,240	226

Casino Guichard Perrachon S.A.	815	47

Christian Dior S.E.	803	145

Cie de Saint-Gobain	7,053	310

CNP Assurances	2,481	39

Danone S.A.	8,558	607

Essilor International S.A.	3,002	370

Eurazeo S.A.	641	43

Gecina S.A.	475	65

ICADE	431	33

Imerys S.A.	483	34

JCDecaux S.A.	1,035	45

Kering	1,081	193

Lagardere S.C.A.	1,570	42

Legrand S.A.	3,842	215

L’Oreal S.A.	3,658	654

Natixis S.A.	14,202	70

Renault S.A.	2,837	281

Rexel S.A.	4,752	68

Schneider Electric S.E.	8,140	514

SES S.A.	4,698	137

Societe BIC S.A.	391	59

Suez Environnement Co.	4,391	80

Technip S.A.	1,568	87

Unibail-Rodamco S.E.	1,442	396

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

France – 3.1% – continued

Vinci S.A.	6,956	$516

Vivendi S.A.	17,010	357

Wendel S.A.	449	49
		7,642

Germany – 3.0%

adidas A.G.	3,023	354

Allianz S.E. (Registered)	6,640	1,079

Axel Springer S.E.	593	32

Axis Capital Holdings Ltd.	1,347	75

BASF S.E.	13,410	1,011

Bayerische Motoren Werke A.G.	4,861	446

Beiersdorf A.G.	1,487	134

Deutsche Boerse A.G.	2,804	239

Deutsche Lufthansa A.G. (Registered) *	3,204	52

Deutsche Post A.G. (Registered)	14,027	390

Fraport A.G. Frankfurt Airport Services Worldwide	567	34

GEA Group A.G.	2,679	130

HeidelbergCement A.G.	2,052	176

Henkel A.G. & Co. KGaA	1,515	149

K+S A.G. (Registered)	2,611	61

Kabel Deutschland Holding A.G.	302	34

Linde A.G.	2,686	391

MAN S.E.	487	53

Marvell Technology Group Ltd.	5,600	58

Merck KGaA	1,880	157

METRO A.G.	2,487	77

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	2,424	493

ProSiebenSat.1 Media S.E.	3,202	165

RenaissanceRe Holdings Ltd.	645	77

SAP S.E.	14,302	1,157

Telefonica Deutschland Holding A.G.	10,252	55

TUI A.G. – CDI	7,177	111
		7,190

Hong Kong – 0.6%

CLP Holdings Ltd.	27,306	247

Hang Seng Bank Ltd.	10,978	194

Hong Kong & China Gas Co. Ltd.	100,311	187

Hong Kong Exchanges and Clearing Ltd.	16,832	406

Hysan Development Co. Ltd.	10,000	43

Li & Fung Ltd.	90,000	53

MTR Corp. Ltd.	21,319	106

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Hong Kong – 0.6% – continued

Swire Pacific Ltd., Class A	9,000	$97

Swire Properties Ltd.	16,278	44

Yue Yuen Industrial Holdings Ltd.	10,000	34
		1,411

Ireland – 0.2%

CRH PLC	12,071	340

Kerry Group PLC, Class A	2,269	211
		551

Israel – 0.0%

Bank Hapoalim B.M.	15,978	83

Delek Group Ltd.	86	15
		98

Italy – 0.6%

Assicurazioni Generali S.p.A.	16,537	244

Atlantia S.p.A.	6,175	171

Enel Green Power S.p.A.	24,426	52

EXOR S.p.A.	1,535	55

Intesa Sanpaolo S.p.A.	184,959	509

Intesa Sanpaolo S.p.A. (RSP)	12,392	32

Snam S.p.A.	31,448	197

Tenaris S.A.	6,848	85

Terna Rete Elettrica Nazionale S.p.A.	21,371	122
		1,467

Japan – 8.1%

Aeon Co. Ltd.	9,500	137

AEON Financial Service Co. Ltd.	1,690	40

Aeon Mall Co. Ltd.	1,680	25

Aisin Seiki Co. Ltd.	2,700	102

Ajinomoto Co., Inc.	8,000	180

Alfresa Holdings Corp.	2,400	46

Amada Holdings Co. Ltd.	5,000	49

ANA Holdings, Inc.	16,000	45

Asahi Glass Co. Ltd.	13,000	71

Asahi Kasei Corp.	19,000	128

Asics Corp.	2,200	39

Astellas Pharma, Inc.	30,800	409

Benesse Holdings, Inc.	900	26

Casio Computer Co. Ltd.	2,800	56

Central Japan Railway Co.	2,100	371

Chugai Pharmaceutical Co. Ltd.	3,310	102

Citizen Holdings Co. Ltd.	3,900	22

Dai Nippon Printing Co. Ltd.	8,000	71

Daicel Corp.	4,400	60

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Japan – 8.1% – continued

Daikin Industries Ltd.	3,400	$254

Daiwa House Industry Co. Ltd.	8,700	244

Denso Corp.	7,200	289

Dentsu, Inc.	3,200	161

East Japan Railway Co.	4,900	422

Eisai Co. Ltd.	3,605	217

Fast Retailing Co. Ltd.	800	256

Fuji Heavy Industries Ltd.	8,508	300

Fujitsu Ltd.	27,000	100

Hino Motors Ltd.	3,500	38

Hitachi Chemical Co. Ltd.	1,517	27

Hitachi Construction Machinery Co. Ltd.	1,300	21

Hitachi High-Technologies Corp.	943	27

Hitachi Metals Ltd.	3,000	31

Hokuhoku Financial Group, Inc.	16,000	21

Honda Motor Co. Ltd.	23,700	650

Hulic Co. Ltd.	3,900	37

Inpex Corp.	13,500	102

Itochu Techno-Solutions Corp.	600	11

Japan Airlines Co. Ltd.	1,700	62

JFE Holdings, Inc.	7,300	98

Kajima Corp.	12,000	75

Kaneka Corp.	4,000	34

Kansai Paint Co. Ltd.	3,700	59

Kao Corp.	7,300	389

Kawasaki Heavy Industries Ltd.	22,000	63

KDDI Corp.	25,500	680

Keio Corp.	8,000	70

Keyence Corp.	700	382

Kikkoman Corp.	2,000	66

Kobe Steel Ltd.	41,551	36

Komatsu Ltd.	13,400	228

Konica Minolta, Inc.	6,900	59

Kubota Corp.	16,300	222

Kuraray Co. Ltd.	5,400	66

Kurita Water Industries Ltd.	1,500	34

Kyocera Corp.	4,700	207

Kyowa Hakko Kirin Co. Ltd.	3,600	57

Lawson, Inc.	900	75

Marui Group Co. Ltd.	3,300	47

Mazda Motor Corp.	7,800	121

McDonald’s Holdings Co. Japan Ltd.	800	19

Miraca Holdings, Inc.	800	33

Mitsubishi Corp.	19,800	335

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Japan – 8.1% – continued

Mitsubishi Electric Corp.	28,000	$293

Mitsubishi Materials Corp.	15,000	42

Mitsubishi Motors Corp.	8,591	64

Mitsubishi UFJ Lease & Finance Co. Ltd.	7,730	34

Mitsui Chemicals, Inc.	11,000	37

Mitsui Fudosan Co. Ltd.	14,000	348

Mitsui OSK Lines Ltd.	16,000	32

Mizuho Financial Group, Inc.	343,773	513

Murata Manufacturing Co. Ltd.	2,915	350

Nabtesco Corp.	1,600	36

NEC Corp.	39,000	98

NGK Insulators Ltd.	4,000	74

NGK Spark Plug Co. Ltd.	2,400	46

Nikon Corp.	4,800	73

Nippon Paint Holdings Co. Ltd.	2,000	44

Nippon Steel & Sumitomo Metal Corp.	11,052	212

Nippon Telegraph & Telephone Corp.	10,100	434

Nippon Yusen K.K.	25,000	48

Nissan Motor Co. Ltd.	36,500	337

Nissin Foods Holdings Co. Ltd.	900	42

Nitto Denko Corp.	2,400	133

Nomura Real Estate Holdings, Inc.	1,600	30

Nomura Research Institute Ltd.	1,702	57

NSK Ltd.	7,100	65

NTT Data Corp.	1,900	95

NTT DOCOMO, Inc.	20,800	471

Obayashi Corp.	9,000	89

Omron Corp.	2,900	86

Oriental Land Co. Ltd.	2,900	205

Osaka Gas Co. Ltd.	28,000	107

Panasonic Corp.	32,000	294

Resona Holdings, Inc.	32,200	115

Ricoh Co. Ltd.	10,400	106

Rinnai Corp.	500	44

Santen Pharmaceutical Co. Ltd.	5,200	78

Secom Co. Ltd.	3,000	223

Sekisui Chemical Co. Ltd.	6,400	79

Sekisui House Ltd.	8,800	148

Seven & i Holdings Co. Ltd.	11,000	467

Shimadzu Corp.	4,000	63

Shimizu Corp.	9,000	76

Shin-Etsu Chemical Co. Ltd.	6,000	310

Sompo Japan Nipponkoa Holdings, Inc.	4,900	139

Sony Corp.	18,400	473

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Japan – 8.1% – continued

Stanley Electric Co. Ltd.	2,033	$46

Sumitomo Chemical Co. Ltd.	22,000	99

Sumitomo Corp.	16,400	163

Sumitomo Dainippon Pharma Co. Ltd.	1,935	22

Sumitomo Electric Industries Ltd.	10,900	133

Sumitomo Heavy Industries Ltd.	8,000	33

Sumitomo Metal Mining Co. Ltd.	7,000	69

Sumitomo Mitsui Financial Group, Inc.	18,500	561

Sumitomo Mitsui Trust Holdings, Inc.	48,000	140

Sumitomo Rubber Industries Ltd.	2,500	39

Suntory Beverage & Food Ltd.	2,100	94

Suzuken Co. Ltd.	1,038	35

Sysmex Corp.	2,142	134

T&D Holdings, Inc.	8,900	83

Takashimaya Co. Ltd.	4,000	33

Takeda Pharmaceutical Co. Ltd.	11,500	525

TDK Corp.	1,900	105

Teijin Ltd.	13,000	45

Toho Co. Ltd.	1,500	39

Toho Gas Co. Ltd.	6,000	43

Tokyo Electron Ltd.	2,600	169

Tokyo Gas Co. Ltd.	34,000	158

Tokyu Corp.	16,000	134

Toppan Printing Co. Ltd.	8,000	67

Toray Industries, Inc.	21,000	179

TOTO Ltd.	2,000	62

Toyo Seikan Group Holdings Ltd.	2,300	43

Toyo Suisan Kaisha Ltd.	1,300	47

Toyoda Gosei Co. Ltd.	1,100	21

Toyota Industries Corp.	2,300	103

Toyota Tsusho Corp.	2,900	66

USS Co. Ltd.	3,100	49

Yakult Honsha Co. Ltd.	1,200	53

Yamada Denki Co. Ltd.	10,260	48

Yamaha Corp.	2,500	75

Yamaha Motor Co. Ltd.	3,900	65

Yaskawa Electric Corp.	3,700	43

Yokogawa Electric Corp.	3,100	32
		19,669

Netherlands – 1.3%

Aegon N.V.	26,252	144

Akzo Nobel N.V.	3,677	250

ASML Holding N.V.	5,038	510

Chicago Bridge & Iron Co. N.V.	1,300	48

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Netherlands – 1.3% – continued

Core Laboratories N.V.	589	$66

Gemalto N.V.	1,231	91

ING Groep N.V. – CVA	56,420	679

Koninklijke Ahold N.V.	12,311	276

Koninklijke DSM N.V.	2,663	146

Koninklijke KPN N.V.	45,829	191

Koninklijke Philips N.V.	13,922	395

Koninklijke Vopak N.V.	955	48

NN Group N.V.	3,515	115

QIAGEN N.V. *	3,286	73

Royal Dutch Shell PLC, Class A	468	11

Wolters Kluwer N.V.	4,506	180
		3,223

New Zealand – 0.1%

Auckland International Airport Ltd.	14,248	63

Fletcher Building Ltd.	9,446	52

Meridian Energy Ltd.	16,759	31

Mighty River Power Ltd.	9,087	18

Ryman Healthcare Ltd.	5,543	32
		196

Norway – 0.3%

DNB ASA	13,947	165

Norsk Hydro ASA	20,241	83

Orkla ASA	11,738	106

Statoil ASA	16,516	259

Telenor ASA	10,782	174
		787

Portugal – 0.1%

Banco Espirito Santo S.A. (Registered) (1)*	29,034	–

EDP – Energias de Portugal S.A.	34,223	121

Galp Energia SGPS S.A.	7,150	90

Jeronimo Martins SGPS S.A.	3,553	58
		269

Singapore – 0.5%

Ascendas Real Estate Investment Trust	29,300	52

CapitaLand Ltd.	38,000	87

CapitaLand Mall Trust	33,300	52

City Developments Ltd.	4,900	30

DBS Group Holdings Ltd.	25,900	295

Jardine Cycle & Carriage Ltd.	1,844	55

Keppel Corp. Ltd.	21,100	91

Singapore Airlines Ltd.	8,300	70

Singapore Press Holdings Ltd.	22,300	66

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Singapore – 0.5% – continued

Singapore Telecommunications Ltd.	117,000	$331
		1,129

South Africa – 0.1%

Investec PLC	7,645	56

Mondi PLC	5,294	101
		157

Spain – 1.2%

Abertis Infraestructuras S.A.	7,868	129

Amadeus IT Holding S.A., Class A	6,477	277

Banco Bilbao Vizcaya Argentaria S.A.	92,965	613

CaixaBank S.A.	38,146	112

Distribuidora Internacional de Alimentacion S.A.	8,505	44

Enagas S.A.	2,988	90

Ferrovial S.A.	6,936	148

Iberdrola S.A.	79,880	532

Industria de Diseno Textil S.A.	15,875	533

Red Electrica Corp. S.A.	1,580	137

Repsol S.A.	15,671	176
		2,791

Sweden – 1.5%

Alfa Laval AB	4,392	71

Assa Abloy AB, Class B	14,757	290

Atlas Copco AB, Class A	9,947	250

Atlas Copco AB, Class B	5,869	138

Autoliv, Inc.	1,313	156

Boliden AB	4,023	64

Electrolux AB, Class B	3,412	90

Hennes & Mauritz AB, Class B	13,795	458

Husqvarna AB, Class B	5,474	40

ICA Gruppen AB	1,241	41

Industrivarden AB, Class C	2,202	37

Investment AB Kinnevik, Class B	3,420	96

Nordea Bank AB	44,146	424

Sandvik AB	15,373	159

Skandinaviska Enskilda Banken AB, Class A	22,438	213

Skanska AB, Class B	5,453	124

SKF AB, Class B	6,050	109

Svenska Cellulosa AB S.C.A., Class B	8,709	271

Swedbank AB, Class A	13,327	286

TeliaSonera AB	37,172	193

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Sweden – 1.5% – continued

Volvo AB, Class B	22,852	$249
		3,759

Switzerland – 3.8%

Actelion Ltd. (Registered) *	1,493	223

Aryzta A.G. *	1,217	50

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	15	93

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	1	75

Chubb Ltd.	6,712	800

Coca-Cola HBC A.G. – CDI *	2,760	59

Geberit A.G. (Registered)	538	200

Givaudan S.A. (Registered)	133	260

Kuehne + Nagel International A.G. (Registered)	791	112

LafargeHolcim Ltd. (Registered) *	4,358	205

LafargeHolcim Ltd. (Registered) (Xetra Exchange) *	2,416	113

Lonza Group A.G. (Registered) *	779	131

Novartis A.G. (Registered)	33,125	2,393

Roche Holding A.G. (Genusschein)	10,220	2,508

SGS S.A. (Registered)	79	167

Sulzer A.G. (Registered)	196	19

Swiss Re A.G.	5,129	472

Swisscom A.G. (Registered)	380	206

TE Connectivity Ltd.	5,700	353

Weatherford International PLC *	12,897	100

Wolseley PLC	3,731	210

Zurich Insurance Group A.G. *	2,184	505
		9,254

United Kingdom – 7.5%

3i Group PLC	14,687	96

Aberdeen Asset Management PLC	14,460	57

Aggreko PLC	3,564	55

Associated British Foods PLC	5,272	253

Aviva PLC	58,837	383

Barratt Developments PLC	14,256	114

British Land (The) Co. PLC	14,002	140

BT Group PLC	123,415	777

Bunzl PLC	4,687	136

Burberry Group PLC	6,394	125

Capita PLC	10,085	150

CNH Industrial N.V.	13,796	94

Croda International PLC	2,016	88

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

United Kingdom – 7.5% – continued

Delphi Automotive PLC	4,033	$303

easyJet PLC	2,120	46

GKN PLC	25,594	106

GlaxoSmithKline PLC	70,793	1,434

Hammerson PLC	11,747	97

HSBC Holdings PLC	285,112	1,767

InterContinental Hotels Group PLC	3,445	141

Intertek Group PLC	2,326	105

Intu Properties PLC	13,304	60

ITV PLC	57,327	198

J Sainsbury PLC	19,244	76

Johnson Matthey PLC	2,944	116

Kingfisher PLC	32,988	178

Land Securities Group PLC	11,405	180

Legal & General Group PLC	87,268	293

Liberty Global PLC, Class A *	3,686	142

Liberty Global PLC, Series C *	8,610	323

London Stock Exchange Group PLC	4,486	181

Marks & Spencer Group PLC	23,530	137

Meggitt PLC	11,690	68

Michael Kors Holdings Ltd. *	2,636	150

National Grid PLC	54,522	772

Next PLC	2,167	168

Old Mutual PLC	71,961	198

Pearson PLC	12,385	155

Pentair PLC	2,569	139

Petrofac Ltd.	3,494	46

Prudential PLC	37,478	695

Reckitt Benckiser Group PLC	9,276	896

RELX N.V.	14,442	251

RELX PLC	6,480	120

RELX PLC (London Exchange)	9,406	174

Rexam PLC	9,539	87

RSA Insurance Group PLC	15,032	102

Schroders PLC	1,907	73

Segro PLC	10,252	60

Smiths Group PLC	5,916	91

Sports Direct International PLC *	3,982	22

SSE PLC	14,712	314

Standard Chartered PLC	48,007	323

Standard Life PLC	28,182	143

Tate & Lyle PLC	6,370	53

Taylor Wimpey PLC	46,571	127

Tesco PLC *	119,381	329

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

United Kingdom – 7.5% – continued

Travis Perkins PLC	3,687	$96

Unilever N.V. – CVA	23,722	1,060

Unilever PLC	18,648	842

United Utilities Group PLC	9,973	132

Vodafone Group PLC	386,558	1,232

Whitbread PLC	2,604	148

William Hill PLC	13,304	62

Willis Towers Watson PLC	1,893	225

Wm Morrison Supermarkets PLC	32,624	93

WPP PLC	18,878	440
		18,237

United States – 55.2%

3M Co.	9,029	1,504

Accenture PLC, Class A	9,147	1,056

Adobe Systems, Inc. *	7,272	682

ADT (The) Corp.	2,300	95

Aflac, Inc.	6,326	399

AGCO Corp.	1,036	51

Agilent Technologies, Inc.	4,816	192

Air Products & Chemicals, Inc.	3,050	439

Albemarle Corp.	1,600	102

Alexion Pharmaceuticals, Inc. *	3,289	458

Alliant Energy Corp.	1,652	123

Ally Financial, Inc. *	6,200	116

Alphabet, Inc., Class A *	4,287	3,271

Alphabet, Inc., Class C *	4,528	3,373

American Express Co.	12,268	753

American Tower Corp.	6,228	638

American Water Works Co., Inc.	2,605	180

Ameriprise Financial, Inc.	2,526	237

AmerisourceBergen Corp.	2,894	250

AMETEK, Inc.	3,502	175

Amgen, Inc.	11,025	1,653

Analog Devices, Inc.	4,534	268

Annaly Capital Management, Inc.	13,965	143

ANSYS, Inc. *	1,305	117

Antero Resources Corp. *	1,315	33

Anthem, Inc.	3,800	528

Apache Corp.	5,456	266

Applied Materials, Inc.	17,653	374

Arthur J Gallagher & Co.	2,500	111

Autodesk, Inc. *	3,315	193

Automatic Data Processing, Inc.	6,700	601

AutoZone, Inc. *	405	323

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

United States – 55.2% – continued

AvalonBay Communities, Inc.	2,069	$394

Avery Dennison Corp.	1,338	96

Baker Hughes, Inc.	6,413	281

Ball Corp.	1,897	135

Bank of New York Mellon (The) Corp.	15,898	586

BB&T Corp.	11,462	381

Becton Dickinson and Co.	3,122	474

Bed Bath & Beyond, Inc. *	2,450	122

Berkshire Hathaway, Inc., Class B *	17,376	2,465

Best Buy Co., Inc.	4,473	145

Biogen, Inc. *	3,231	841

BioMarin Pharmaceutical, Inc. *	2,356	194

BlackRock, Inc.	1,752	597

BorgWarner, Inc.	3,244	125

Boston Properties, Inc.	2,280	290

Bristol-Myers Squibb Co.	24,457	1,562

Brixmor Property Group, Inc.	2,800	72

Bunge Ltd.	2,035	115

C.H. Robinson Worldwide, Inc.	2,070	154

CA, Inc.	4,828	149

Camden Property Trust	1,200	101

Cameron International Corp. *	2,800	188

Campbell Soup Co.	2,737	175

Cardinal Health, Inc.	4,745	389

CarMax, Inc. *	3,009	154

Caterpillar, Inc.	8,467	648

CBRE Group, Inc., Class A *	4,326	125

Celanese Corp., Series A	2,233	146

Celgene Corp. *	11,500	1,151

Centene Corp. *	2,500	154

CenterPoint Energy, Inc.	6,013	126

CenturyLink, Inc.	8,059	258

Cerner Corp. *	4,404	233

Charles Schwab (The) Corp.	17,341	486

Charter Communications, Inc., Class A *	1,262	255

Cheniere Energy, Inc. *	3,231	109

Cigna Corp.	3,778	518

Cimarex Energy Co.	1,406	137

Cisco Systems, Inc.	73,869	2,103

CIT Group, Inc.	2,600	81

Citrix Systems, Inc. *	2,200	173

Clorox (The) Co.	1,910	241

CME Group, Inc.	4,672	449

CMS Energy Corp.	3,949	168

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

United States – 55.2% – continued

Coca-Cola Enterprises, Inc.	3,200	$162

Cognizant Technology Solutions Corp., Class A *	8,855	555

Colgate-Palmolive Co.	12,412	877

Columbia Pipeline Group, Inc.	5,565	140

Comerica, Inc.	2,552	97

ConAgra Foods, Inc.	6,236	278

Concho Resources, Inc. *	1,912	193

ConocoPhillips	18,000	725

Consolidated Edison, Inc.	4,252	326

Continental Resources, Inc. *	1,314	40

Corning, Inc.	17,262	361

Crown Castle International Corp.	4,854	420

CSX Corp.	14,427	371

Cummins, Inc.	2,417	266

Danaher Corp.	9,043	858

Darden Restaurants, Inc.	1,651	109

Deere & Co.	4,507	347

Delta Air Lines, Inc.	2,900	141

DENTSPLY SIRONA, Inc.	3,466	214

Devon Energy Corp.	6,836	188

Digital Realty Trust, Inc.	2,128	188

Discover Financial Services	6,261	319

Discovery Communications, Inc., Class A *	1,992	57

Discovery Communications, Inc., Class C *	4,090	110

Dover Corp.	2,312	149

Dr. Pepper Snapple Group, Inc.	2,762	247

Duke Energy Corp.	9,997	807

Duke Realty Corp.	4,753	107

Dun & Bradstreet (The) Corp.	523	54

Eastman Chemical Co.	2,120	153

Eaton Corp. PLC	6,721	420

Eaton Vance Corp.	1,600	54

Ecolab, Inc.	3,855	430

Edgewell Personal Care Co.	898	72

Edison International	4,700	338

Edwards Lifesciences Corp. *	3,134	276

EMC Corp.	28,208	752

Envision Healthcare Holdings, Inc. *	2,800	57

EOG Resources, Inc.	7,963	578

EQT Corp.	2,248	151

Equifax, Inc.	1,770	202

Equinix, Inc.	1,001	331

Equity Residential	5,318	399

Estee Lauder (The) Cos., Inc., Class A	3,219	304

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

United States – 55.2% – continued

Eversource Energy	4,572	$267

Expeditors International of Washington, Inc.	2,888	141

Fastenal Co.	4,015	197

Federal Realty Investment Trust	1,050	164

FleetCor Technologies, Inc. *	1,148	171

Flextronics International Ltd. *	7,918	95

Flowserve Corp.	1,800	80

Fluor Corp.	2,031	109

FMC Technologies, Inc. *	3,324	91

Ford Motor Co.	53,861	727

Franklin Resources, Inc.	5,753	225

GameStop Corp., Class A	1,677	53

Gap (The), Inc.	3,387	100

Gartner, Inc. *	1,200	107

General Mills, Inc.	8,720	552

Gilead Sciences, Inc.	21,070	1,935

Hanesbrands, Inc.	5,800	164

Harley-Davidson, Inc.	2,701	139

Hartford Financial Services Group (The), Inc.	5,886	271

Hasbro, Inc.	1,600	128

HCP, Inc.	6,910	225

Henry Schein, Inc. *	1,187	205

Hertz Global Holdings, Inc. *	5,864	62

Hess Corp.	4,149	218

Hilton Worldwide Holdings, Inc.	7,200	162

Hologic, Inc. *	3,441	119

Hormel Foods Corp.	4,250	184

Host Hotels & Resorts, Inc.	10,744	179

HP, Inc.	26,587	328

Humana, Inc.	2,140	392

IHS, Inc., Class A *	989	123

Illinois Tool Works, Inc.	4,727	484

Ingersoll-Rand PLC	3,775	234

Intel Corp.	68,885	2,228

Intercontinental Exchange, Inc.	1,733	407

International Business Machines Corp.	13,465	2,039

International Flavors & Fragrances, Inc.	1,150	131

International Paper Co.	5,650	232

Intuit, Inc.	3,680	383

Invesco Ltd.	6,173	190

Ionis Pharmaceuticals, Inc. *	1,800	73

Iron Mountain, Inc.	2,936	100

Jacobs Engineering Group, Inc. *	1,792	78

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

United States – 55.2% – continued

JM Smucker (The) Co.	1,721	$223

Johnson & Johnson	40,350	4,366

Johnson Controls, Inc.	9,578	373

Jones Lang LaSalle, Inc.	700	82

Kansas City Southern	1,600	137

Kellogg Co.	3,845	294

KeyCorp	12,243	135

Kimberly-Clark Corp.	5,348	719

Kinder Morgan, Inc.	27,700	495

Kohl’s Corp.	2,933	137

Kraft Heinz (The) Co.	8,889	698

Kroger (The) Co.	13,574	519

Laboratory Corp. of America Holdings *	1,497	175

Lam Research Corp.	2,257	186

Legg Mason, Inc.	1,359	47

Level 3 Communications, Inc. *	4,369	231

Liberty Property Trust	2,000	67

LKQ Corp. *	4,417	141

Loews Corp.	4,300	165

Lowe’s Cos., Inc.	13,405	1,015

LyondellBasell Industries N.V., Class A	5,547	475

M&T Bank Corp.	2,146	238

Macerich (The) Co.	1,907	151

ManpowerGroup, Inc.	1,083	88

Marathon Oil Corp.	12,021	134

Marathon Petroleum Corp.	7,840	291

Marriott International, Inc., Class A	3,031	216

Marsh & McLennan Cos., Inc.	7,560	460

Masco Corp.	4,900	154

MasterCard, Inc., Class A	14,400	1,361

Mattel, Inc.	5,045	170

McCormick & Co., Inc. (Non Voting)	1,688	168

McDonald’s Corp.	13,399	1,684

Mead Johnson Nutrition Co.	2,864	243

Merck & Co., Inc.	40,821	2,160

Mettler-Toledo International, Inc. *	446	154

MGM Resorts International *	6,385	137

Microchip Technology, Inc.	2,980	144

Mohawk Industries, Inc. *	903	172

Mondelez International, Inc., Class A	23,146	929

Mosaic (The) Co.	4,668	126

Motorola Solutions, Inc.	2,250	170

Nasdaq, Inc.	1,780	118

National Oilwell Varco, Inc.	5,453	170

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

United States – 55.2% – continued

Netflix, Inc. *	5,941	$607

NetSuite, Inc. *	600	41

New York Community Bancorp, Inc.	6,936	110

Newell Rubbermaid, Inc.	3,832	170

NextEra Energy, Inc.	6,728	796

NIKE, Inc., Class B	19,718	1,212

Noble Energy, Inc.	6,228	196

Nordstrom, Inc.	2,095	120

Norfolk Southern Corp.	4,350	362

Northern Trust Corp. (2)	2,780	182

Nucor Corp.	4,748	224

NVIDIA Corp.	7,916	282

Occidental Petroleum Corp.	11,141	762

Oceaneering International, Inc.	1,378	46

ONEOK, Inc.	3,207	96

Oracle Corp.	46,564	1,905

PACCAR, Inc.	5,081	278

Parker-Hannifin Corp.	1,999	222

Patterson Cos., Inc.	1,345	63

Paychex, Inc.	4,800	259

People’s United Financial, Inc.	4,772	76

PepsiCo, Inc.	21,310	2,184

Phillips 66	7,756	672

Pinnacle West Capital Corp.	1,646	124

Pioneer Natural Resources Co.	2,388	336

PNC Financial Services Group (The), Inc.	7,424	628

PPG Industries, Inc.	3,900	435

Praxair, Inc.	4,133	473

Principal Financial Group, Inc.	4,252	168

Procter & Gamble (The) Co.	39,737	3,271

Progressive (The) Corp.	8,650	304

Prologis, Inc.	7,622	337

Prudential Financial, Inc.	6,497	469

Public Service Enterprise Group, Inc.	7,465	352

PVH Corp.	1,175	116

QUALCOMM, Inc.	21,900	1,120

Quanta Services, Inc. *	2,175	49

Quintiles Transnational Holdings, Inc. *	1,300	85

Range Resources Corp.	2,600	84

Raymond James Financial, Inc.	1,904	91

Realogy Holdings Corp. *	2,100	76

Regency Centers Corp.	1,300	97

ResMed, Inc.	1,981	115

Robert Half International, Inc.	2,000	93

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

United States – 55.2% – continued

Rockwell Automation, Inc.	1,883	$214

Rockwell Collins, Inc.	1,878	173

Roper Technologies, Inc.	1,545	282

Ross Stores, Inc.	5,904	342

Royal Caribbean Cruises Ltd.	2,529	208

salesforce.com, Inc. *	9,209	680

SanDisk Corp.	2,900	221

Schlumberger Ltd.	18,500	1,364

Scripps Networks Interactive, Inc., Class A	1,033	68

Seagate Technology PLC	4,269	147

Sealed Air Corp.	2,967	142

SEI Investments Co.	2,067	89

Sempra Energy	3,449	359

Sherwin-Williams (The) Co.	1,143	325

Signet Jewelers Ltd.	1,100	136

Simon Property Group, Inc.	4,570	949

Skyworks Solutions, Inc.	2,800	218

SL Green Realty Corp.	1,500	145

Snap-on, Inc.	900	141

Southwest Airlines Co.	2,403	108

Southwestern Energy Co. *	5,208	42

Spectra Energy Corp.	9,876	302

Sprint Corp. *	10,733	37

Staples, Inc.	9,697	107

Starbucks Corp.	21,670	1,294

Starwood Hotels & Resorts Worldwide, Inc.	2,491	208

State Street Corp.	6,000	351

Symantec Corp.	9,718	179

Sysco Corp.	8,236	385

T Rowe Price Group, Inc.	3,643	268

TD Ameritrade Holding Corp.	3,913	123

Teradata Corp. *	1,900	50

Tesla Motors, Inc. *	1,454	334

Tesoro Corp.	1,748	150

Texas Instruments, Inc.	14,893	855

Thermo Fisher Scientific, Inc.	5,867	831

Tiffany & Co.	1,826	134

Time Warner Cable, Inc.	4,177	855

Time Warner, Inc.	11,609	842

Tractor Supply Co.	1,981	179

Travelers (The) Cos., Inc.	4,404	514

Trimble Navigation Ltd. *	3,537	88

Tyco International PLC	6,280	231

UDR, Inc.	3,825	147

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

United States – 55.2% – continued

Ulta Salon Cosmetics & Fragrance, Inc. *	898	$174

Under Armour, Inc., Class A *	2,615	222

Union Pacific Corp.	12,424	988

United Parcel Service, Inc., Class B	10,157	1,071

United Rentals, Inc. *	1,353	84

US Bancorp	25,616	1,040

Valero Energy Corp.	7,000	449

Varian Medical Systems, Inc. *	1,440	115

Ventas, Inc.	4,928	310

Verizon Communications, Inc.	59,483	3,217

Vertex Pharmaceuticals, Inc. *	3,559	283

VF Corp.	5,105	331

Vornado Realty Trust	2,475	234

Voya Financial, Inc.	3,200	95

Walt Disney (The) Co.	22,900	2,274

Waste Management, Inc.	6,487	383

Waters Corp. *	1,194	157

WEC Energy Group, Inc.	4,722	284

Welltower, Inc.	5,129	356

Western Union (The) Co.	7,200	139

WestRock Co.	3,699	144

Weyerhaeuser Co.	11,538	357

Whirlpool Corp.	1,176	212

WhiteWave Foods (The) Co. *	2,500	102

Whole Foods Market, Inc.	5,071	158

Williams (The) Cos., Inc.	10,231	164

Workday, Inc., Class A *	1,630	125

WW Grainger, Inc.	867	202

Wyndham Worldwide Corp.	1,668	127

Xcel Energy, Inc.	7,548	316

Xerox Corp.	13,729	153

Xylem, Inc.	2,724	111

Yahoo!, Inc. *	13,045	480

Zoetis, Inc.	6,917	307
		134,152
Total Common Stocks (3)
(Cost $192,962)		232,185

PREFERRED STOCKS – 0.1%

Germany – 0.1%

Bayerische Motoren Werke A.G.	824	66

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.1% – continued

Germany – 0.1% – continued

Henkel A.G. & Co. KGaA	2,577	$284
		350
Total Preferred Stocks (3)
(Cost $228)		350

INVESTMENT COMPANIES – 2.2%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (4)(5)	5,302,127	5,302
Total Investment Companies
(Cost $5,302)		5,302

Total Investments – 97.9%
(Cost $198,492)		237,837

Other Assets less Liabilities – 2.1%		5,023
NET ASSETS – 100.0%		$242,860

(1)	Value rounds to less than one thousand.
(2)	Investment in affiliate.
(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2016 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables are herein unaudited.

At March 31, 2016, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Bank of Montreal	United States Dollar	192	Canadian Dollar	255	06/15/16	$4
BNY Mellon	British Pound	443	United States Dollar	635	06/15/16	(1)
BNY Mellon	Japanese Yen	9,856	United States Dollar	87	06/15/16	(1)
BNY Mellon	United States Dollar	250	Japanese Yen	27,843	06/15/16	(2)
Citibank	Swiss Franc	87	United States Dollar	89	06/15/16	(2)
Citibank	United States Dollar	50	Canadian Dollar	65	06/15/16	–*
Morgan Stanley	United States Dollar	90	British Pound	63	06/15/16	1
Morgan Stanley	United States Dollar	202	Euro	182	06/15/16	5
Societe Generale	United States Dollar	120	Australian Dollar	158	06/15/16	1

Total						$5

*	Amount rounds to less than one thousand.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500 (United States Dollar)	62	$6,360	Long	6/16	$191
Euro Stoxx 50 (Euro)	47	1,568	Long	6/16	(37)
FTSE 100 Index (British Pound)	8	702	Long	6/16	–*
S&P/TSX 60 Index (Canadian Dollar)	1	121	Long	6/16	–*
SPI 200 Index (Australian Dollar)	4	388	Long	6/16	(4)
Topix Index (Japanese Yen)	6	718	Long	6/16	(4)
Yen Denominated Nikkei 225 (Japanese Yen)	2	149	Long	6/16	(1)

Total					$145

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.0%
Consumer Staples	9.8
Energy	5.3
Financials	20.8
Health Care	13.6
Industrials	10.7
Information Technology	14.3
Materials	5.1
Telecommunication Services	3.8
Utilities	3.6

Total	100.0%

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	59.0%
Euro	11.0
Japanese Yen	8.4
British Pound	6.9
All other currencies less than 5%	14.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2016 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)		TOTAL (000s)
Common Stocks
Canada	$9,365	$ –	$–		$9,365
Germany	210	6,980	–		7,190
Netherlands	114	3,109	–		3,223
Portugal	–	269	–	*	269
Sweden	155	3,604	–		3,759
Switzerland	1,253	8,001	–		9,254
United Kingdom	1,282	16,955	–		18,237
United States	134,152	–	–		134,152
All Other Countries (1)	–	46,736	–		46,736
Total Common Stocks	146,531	85,654	–	*	232,185
Preferred Stocks (1)	–	350	–		350
Investment Companies	5,302	–	–		5,302
Total Investments	$151,833	$86,004	$–	*	$237,837

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$ –	$11	$–		$11
Future Contracts	191	–	–		191
Liabilities
Forward Foreign Currency Exchange Contracts	–	(6)	–		(6)
Future Contracts	(46)	–	–		(46)
Total Other Financial Instruments	$145	$5	$–		$150

(1)	Classifications as defined in the Schedule of Investments.

*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/15 (000s)		REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/16 (000s)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/16 (000s)

Common Stock

Portugal	$–	*	$–	$–	*	$–	$–	$–	$–	$–	*	$–	*

*	Amount rounds to less than one thousand.

The Fund valued the securities included in the Balance as of 3/31/16 above using valuations provided by the investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/16 (000s)		VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$–	*	Market Comparable Companies	Price to Earnings Multiple/Liquidity Discount

*	Amount rounds to less than one thousand.

The significant unobservable inputs used in the fair value measurement is the price to earnings multiple along with liquidity discounts. Significant increases in the price to earnings multiple in isolation would result in a significantly higher (lower) fair value measurement while an increase (decrease) in liquidity discounts in isolation would result in a significantly lower (higher) fair value measurement.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3%

Australia – 7.1%

AGL Energy Ltd.	235,599	$3,320

Alumina Ltd.	904,209	890

Amcor Ltd.	404,866	4,441

AMP Ltd.	1,032,390	4,577

APA Group	390,199	2,633

Aristocrat Leisure Ltd.	188,981	1,491

Asciano Ltd.	217,754	1,495

ASX Ltd.	67,438	2,139

Aurizon Holdings Ltd.	733,524	2,216

AusNet Services	611,264	697

Australia & New Zealand Banking Group Ltd.	1,015,893	18,157

Bank of Queensland Ltd.	133,837	1,236

Bendigo & Adelaide Bank Ltd.	159,176	1,076

BGP Holdings PLC (1)*	1,085,479	–

BHP Billiton Ltd.	1,122,271	14,557

BHP Billiton PLC	737,983	8,332

Boral Ltd.	258,514	1,223

Brambles Ltd.	551,382	5,107

Caltex Australia Ltd.	94,371	2,457

Challenger Ltd.	199,060	1,272

CIMIC Group Ltd.	35,559	946

Coca-Cola Amatil Ltd.	199,592	1,349

Cochlear Ltd.	19,984	1,566

Commonwealth Bank of Australia	596,716	34,228

Computershare Ltd.	163,615	1,223

Crown Resorts Ltd.	127,104	1,209

CSL Ltd.	162,423	12,599

Dexus Property Group	338,033	2,051

DUET Group	810,581	1,417

Flight Centre Travel Group Ltd.	19,289	637

Fortescue Metals Group Ltd.	543,840	1,045

Goodman Group	618,530	3,152

GPT Group (The)	627,219	2,397

Harvey Norman Holdings Ltd.	193,232	694

Healthscope Ltd.	605,887	1,233

Iluka Resources Ltd.	146,874	734

Incitec Pivot Ltd.	588,492	1,432

Insurance Australia Group Ltd.	849,742	3,618

James Hardie Industries PLC – CDI	155,403	2,118

LendLease Group	194,485	2,060

Macquarie Group Ltd.	106,987	5,392

Medibank Pvt Ltd.	961,820	2,151

Mirvac Group	1,308,641	1,936

National Australia Bank Ltd.	917,630	18,349

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Australia – 7.1% – continued

Newcrest Mining Ltd. *	267,569	$3,466

Oil Search Ltd.	479,942	2,495

Orica Ltd.	129,010	1,513

Origin Energy Ltd.	613,919	2,371

Platinum Asset Management Ltd.	80,479	391

Qantas Airways Ltd. *	186,757	582

QBE Insurance Group Ltd.	478,869	3,982

Ramsay Health Care Ltd.	49,698	2,335

REA Group Ltd.	18,363	758

Santos Ltd.	585,713	1,816

Scentre Group	1,861,024	6,317

SEEK Ltd.	114,045	1,409

Sonic Healthcare Ltd.	137,190	1,966

South32 Ltd. *	1,175,893	1,309

South32 Ltd. (London Exchange) *	683,909	767

Stockland	832,550	2,723

Suncorp Group Ltd.	449,319	4,082

Sydney Airport	381,673	1,954

Tabcorp Holdings Ltd.	289,742	950

Tatts Group Ltd.	511,010	1,477

Telstra Corp. Ltd.	1,494,083	6,090

TPG Telecom Ltd.	104,663	907

Transurban Group	708,993	6,161

Treasury Wine Estates Ltd.	257,968	1,901

Vicinity Centres	1,178,876	2,881

Vocus Communications Ltd.	157,637	1,004

Wesfarmers Ltd.	393,411	12,489

Westfield Corp.	689,878	5,277

Westpac Banking Corp.	1,161,207	26,982

Woodside Petroleum Ltd.	258,914	5,164

Woolworths Ltd.	443,950	7,515
		299,886

Austria – 0.2%

ANDRITZ A.G.	27,275	1,497

Erste Group Bank A.G. *	97,935	2,751

OMV A.G.	51,392	1,445

Raiffeisen Bank International A.G. *	41,033	621

voestalpine A.G.	39,745	1,325
		7,639

Belgium – 1.4%

Ageas	70,502	2,797

Anheuser-Busch InBev S.A./N.V.	281,036	35,034

Colruyt S.A.	24,543	1,430

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Belgium – 1.4% – continued

Delhaize Group	36,231	$3,775

Groupe Bruxelles Lambert S.A.	28,239	2,328

KBC Groep N.V.	87,572	4,513

Proximus SADP	53,563	1,831

Solvay S.A., Class A	25,977	2,598

Telenet Group Holding N.V. *	18,401	931

UCB S.A.	44,154	3,368

Umicore S.A.	33,214	1,649
		60,254

Chile – 0.0%

Antofagasta PLC	137,579	920

Denmark – 1.9%

AP Moeller – Maersk A/S, Class A	1,333	1,693

AP Moeller – Maersk A/S, Class B	2,414	3,150

Carlsberg A/S, Class B	37,436	3,560

Chr Hansen Holding A/S	34,822	2,336

Coloplast A/S, Class B	38,813	2,931

Danske Bank A/S	246,749	6,944

DSV A/S	67,302	2,790

Genmab A/S *	18,717	2,591

ISS A/S	51,823	2,075

Novo Nordisk A/S, Class B	684,782	36,973

Novozymes A/S, Class B	81,539	3,654

Pandora A/S	38,446	5,013

TDC A/S	283,559	1,383

Tryg A/S	40,370	783

Vestas Wind Systems A/S	78,300	5,502

William Demant Holding A/S *	8,587	861
		82,239

Finland – 1.0%

Elisa OYJ	49,659	1,924

Fortum OYJ	156,066	2,352

Kone OYJ, Class B	117,708	5,652

Metso OYJ	39,147	929

Neste OYJ	44,690	1,468

Nokia OYJ	1,911,088	11,353

Nokia OYJ (London Stock Exchange) *	105,543	624

Nokian Renkaat OYJ	40,018	1,411

Orion OYJ, Class B	35,694	1,176

Sampo OYJ, Class A	156,228	7,392

Stora Enso OYJ (Registered)	192,824	1,719

UPM-Kymmene OYJ	186,533	3,365

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Finland – 1.0% – continued

Wartsila OYJ Abp	51,608	$2,326
		41,691

France – 9.7%

Accor S.A.	73,977	3,131

Aeroports de Paris	10,375	1,282

Air Liquide S.A.	120,241	13,487

Airbus Group S.E.	206,518	13,704

Alstom S.A. *	53,572	1,369

Arkema S.A.	23,340	1,746

Atos S.E.	30,715	2,496

AXA S.A.	688,990	16,198

BNP Paribas S.A.	370,196	18,563

Bollore S.A.	300,997	1,166

Bollore S.A. *	1,305	5

Bouygues S.A.	70,972	2,888

Bureau Veritas S.A.	92,430	2,055

Cap Gemini S.A.	57,146	5,364

Carrefour S.A.	193,455	5,311

Casino Guichard Perrachon S.A.	19,739	1,129

Christian Dior S.E.	19,040	3,450

Cie de Saint-Gobain	166,563	7,318

Cie Generale des Etablissements Michelin	65,264	6,663

CNP Assurances	59,672	928

Credit Agricole S.A.	368,866	3,978

Danone S.A.	205,907	14,618

Dassault Systemes S.A.	44,884	3,553

Edenred	72,501	1,407

Electricite de France S.A.	84,387	944

Engie S.A.	510,785	7,905

Essilor International S.A.	71,826	8,850

Eurazeo S.A.	13,868	937

Eutelsat Communications S.A.	60,114	1,939

Fonciere Des Regions	10,470	987

Gecina S.A.	12,147	1,671

Groupe Eurotunnel S.E. (Registered)	165,334	1,853

Hermes International	9,222	3,244

ICADE	11,622	888

Iliad S.A.	9,224	2,370

Imerys S.A.	12,544	874

Ingenico Group S.A.	19,182	2,197

JCDecaux S.A.	26,548	1,159

Kering	26,454	4,717

Klepierre	76,819	3,670

Lagardere S.C.A.	41,214	1,093

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

France – 9.7% – continued

Legrand S.A.	93,200	$5,217

L’Oreal S.A.	88,030	15,733

LVMH Moet Hennessy Louis Vuitton S.E.	97,646	16,701

Natixis S.A.	327,780	1,608

Numericable-SFR SAS	38,275	1,606

Orange S.A.	694,304	12,132

Pernod Ricard S.A.	74,229	8,269

Peugeot S.A. *	155,510	2,661

Publicis Groupe S.A.	66,019	4,627

Remy Cointreau S.A.	8,553	649

Renault S.A.	67,179	6,666

Rexel S.A.	105,339	1,501

Safran S.A.	109,265	7,640

Sanofi	410,601	33,022

Schneider Electric S.E.	4,873	308

Schneider Electric S.E. (Euronext Paris Exchange)	190,171	12,010

SCOR S.E.	53,623	1,902

SES S.A.	114,040	3,333

Societe BIC S.A.	10,074	1,515

Societe Generale S.A.	253,551	9,327

Sodexo S.A.	32,996	3,548

Suez Environnement Co.	104,976	1,922

Technip S.A.	36,993	2,046

Thales S.A.	36,834	3,226

TOTAL S.A.	766,872	34,879

Unibail-Rodamco S.E.	34,480	9,461

Valeo S.A.	27,779	4,319

Veolia Environnement S.A.	157,341	3,787

Vinci S.A.	167,755	12,457

Vivendi S.A.	406,280	8,536

Wendel S.A.	10,008	1,089

Zodiac Aerospace	71,490	1,428
		410,232

Germany – 8.6%

adidas A.G.	73,101	8,567

Allianz S.E. (Registered)	159,712	25,963

Axel Springer S.E.	15,525	836

BASF S.E.	320,939	24,200

Bayer A.G. (Registered)	288,985	33,963

Bayerische Motoren Werke A.G.	115,699	10,627

Beiersdorf A.G.	35,158	3,173

Brenntag A.G.	54,147	3,087

Commerzbank A.G. *	371,785	3,231

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Germany – 8.6% – continued

Continental A.G.	38,457	$8,752

Daimler A.G. (Registered)	336,489	25,797

Deutsche Bank A.G. (Registered)	481,985	8,201

Deutsche Boerse A.G.	67,436	5,754

Deutsche Lufthansa A.G. (Registered) *	82,541	1,334

Deutsche Post A.G. (Registered)	338,475	9,400

Deutsche Telekom A.G. (Registered)	1,126,773	20,214

Deutsche Wohnen A.G. (Bearer)	118,074	3,671

E.ON S.E.	699,178	6,710

Evonik Industries A.G.	48,812	1,463

Fraport A.G. Frankfurt Airport Services Worldwide	14,496	876

Fresenius Medical Care A.G. & Co. KGaA	76,446	6,771

Fresenius S.E. & Co. KGaA	133,396	9,745

GEA Group A.G.	63,854	3,109

Hannover Rueck S.E.	21,061	2,453

HeidelbergCement A.G.	49,209	4,211

Henkel A.G. & Co. KGaA	36,329	3,570

HUGO BOSS A.G.	23,338	1,530

Infineon Technologies A.G.	394,799	5,615

K+S A.G. (Registered)	66,820	1,563

Kabel Deutschland Holding A.G.	3,318	371

LANXESS A.G.	31,896	1,532

Linde A.G.	64,898	9,453

MAN S.E.	12,463	1,349

Merck KGaA	45,121	3,762

METRO A.G.	62,168	1,923

Millicom International Cellular S.A. SDR	23,143	1,262

Muenchener Rueckversicherungs- Gesellschaft A.G. in Muenchen (Registered)	58,301	11,857

OSRAM Licht A.G.	31,081	1,596

ProSiebenSat.1 Media S.E.	76,443	3,929

RTL Group S.A.	13,486	1,142

RWE A.G.	170,966	2,211

SAP S.E.	343,525	27,792

Siemens A.G. (Registered)	277,080	29,368

Symrise A.G.	43,122	2,883

Telefonica Deutschland Holding A.G.	258,293	1,399

Tenaris S.A.	164,201	2,041

ThyssenKrupp A.G.	129,378	2,688

TUI A.G. – CDI	82,086	1,280

TUI A.G. – CDI (London Exchange)	92,613	1,430

United Internet A.G. (Registered)	42,963	2,155

Volkswagen A.G.	12,367	1,794

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Germany – 8.6% – continued

Vonovia S.E.	162,856	$5,860

Zalando S.E. (2)*	30,308	994
		364,457

Hong Kong – 3.3%

AIA Group Ltd.	4,209,686	23,872

ASM Pacific Technology Ltd.	84,400	662

Bank of East Asia (The) Ltd.	429,098	1,605

BOC Hong Kong Holdings Ltd.	1,290,608	3,854

Cathay Pacific Airways Ltd.	427,506	740

Cheung Kong Infrastructure Holdings Ltd.	231,353	2,263

Cheung Kong Property Holdings Ltd.	943,638	6,080

CK Hutchison Holdings Ltd.	943,638	12,261

CLP Holdings Ltd.	661,514	5,983

First Pacific Co. Ltd.	815,539	609

Galaxy Entertainment Group Ltd.	819,148	3,075

Hang Lung Properties Ltd.	783,501	1,497

Hang Seng Bank Ltd.	267,079	4,720

Henderson Land Development Co. Ltd.	406,506	2,499

HK Electric Investments & HK Electric Investments Ltd. (2)	922,727	812

HKT Trust & HKT Ltd.	922,220	1,270

Hong Kong & China Gas Co. Ltd.	2,419,339	4,523

Hong Kong Exchanges and Clearing Ltd.	400,832	9,658

Hongkong Land Holdings Ltd.	205,200	1,229

Hysan Development Co. Ltd.	221,501	944

Jardine Matheson Holdings Ltd.	85,900	4,902

Kerry Properties Ltd.	227,703	625

Li & Fung Ltd.	2,051,218	1,214

Link REIT	786,771	4,665

Melco Crown Entertainment Ltd. ADR	33,200	548

MGM China Holdings Ltd.	330,516	504

MTR Corp. Ltd.	513,314	2,542

New World Development Co. Ltd.	1,884,082	1,796

Noble Group Ltd. *	1,645,044	536

NWS Holdings Ltd.	524,605	837

PCCW Ltd.	1,456,926	943

Power Assets Holdings Ltd.	484,317	4,955

Sands China Ltd.	845,899	3,449

Shangri-La Asia Ltd.	432,574	494

Sino Land Co. Ltd.	1,062,228	1,683

SJM Holdings Ltd.	687,572	491

Sun Hung Kai Properties Ltd.	606,258	7,417

Swire Pacific Ltd., Class A	205,051	2,206

Swire Properties Ltd.	407,987	1,102

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Hong Kong – 3.3% – continued

Techtronic Industries Co. Ltd.	479,333	$1,894

WH Group Ltd. (2)*	2,045,500	1,482

Wharf Holdings (The) Ltd.	477,766	2,612

Wheelock & Co. Ltd.	319,021	1,426

Wynn Macau Ltd. *	543,346	841

Yangzijiang Shipbuilding Holdings Ltd.	664,766	484

Yue Yuen Industrial Holdings Ltd.	266,710	916
		138,720

Ireland – 0.5%

AerCap Holdings N.V. *	31,100	1,205

Bank of Ireland *	9,721,124	2,818

CRH PLC	30,814	866

CRH PLC (Dublin Exchange)	258,219	7,276

Irish Bank Resolution Corp. Ltd. (1)*	99,788	–

Kerry Group PLC, Class A	55,771	5,194

Paddy Power Betfair PLC	28,589	3,982

Ryanair Holdings PLC	3,071	49

Ryanair Holdings PLC ADR	5,723	491
		21,881

Israel – 0.7%

Azrieli Group Ltd.	12,803	502

Bank Hapoalim B.M.	375,400	1,947

Bank Leumi Le-Israel B.M. *	495,686	1,779

Bezeq The Israeli Telecommunication Corp. Ltd.	674,070	1,520

Check Point Software Technologies Ltd. *	23,700	2,073

Delek Group Ltd.	1,667	285

Israel Chemicals Ltd.	177,677	770

Mizrahi Tefahot Bank Ltd.	47,878	561

Mobileye N.V. *	28,400	1,059

NICE-Systems Ltd.	20,055	1,314

Taro Pharmaceutical Industries Ltd. *	2,600	373

Teva Pharmaceutical Industries Ltd.	308,011	16,551

Teva Pharmaceutical Industries Ltd. ADR	11,256	602
		29,336

Italy – 2.0%

Assicurazioni Generali S.p.A.	408,126	6,021

Atlantia S.p.A.	144,467	4,006

Banco Popolare S.C. *	126,538	869

Enel Green Power S.p.A.	611,340	1,310

Enel S.p.A.	2,465,253	10,911

Eni S.p.A.	888,776	13,434

EXOR S.p.A.	38,771	1,386

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Italy – 2.0% – continued

Ferrari N.V. *	18,119	$750

Ferrari N.V. (New York Exchange) *	26,244	1,094

Finmeccanica S.p.A. *	141,275	1,792

Intesa Sanpaolo S.p.A.	4,432,946	12,191

Intesa Sanpaolo S.p.A. (RSP)	325,825	842

Luxottica Group S.p.A.	59,183	3,266

Mediobanca S.p.A.	197,041	1,417

Prysmian S.p.A.	68,138	1,544

Saipem S.p.A. *	2,131,190	850

Snam S.p.A.	734,379	4,593

Telecom Italia S.p.A. *	4,010,003	4,324

Telecom Italia S.p.A. (RSP)	2,106,282	1,834

Terna Rete Elettrica Nazionale S.p.A.	528,546	3,012

UniCredit S.p.A.	1,668,188	6,010

Unione di Banche Italiane S.p.A.	314,875	1,155

UnipolSai S.p.A.	388,475	898
		83,509

Japan – 22.0%

ABC-Mart, Inc.	10,300	659

Acom Co. Ltd. *	139,300	699

Aeon Co. Ltd.	228,600	3,301

AEON Financial Service Co. Ltd.	36,300	854

Aeon Mall Co. Ltd.	39,780	588

Air Water, Inc.	54,569	805

Aisin Seiki Co. Ltd.	67,100	2,526

Ajinomoto Co., Inc.	197,000	4,437

Alfresa Holdings Corp.	61,500	1,179

Alps Electric Co. Ltd.	64,700	1,127

Amada Holdings Co. Ltd.	119,400	1,164

ANA Holdings, Inc.	416,000	1,170

Aozora Bank Ltd.	391,000	1,363

Asahi Glass Co. Ltd.	332,000	1,816

Asahi Group Holdings Ltd.	135,100	4,202

Asahi Kasei Corp.	442,000	2,979

Asics Corp.	55,700	989

Astellas Pharma, Inc.	737,200	9,798

Bandai Namco Holdings, Inc.	62,100	1,351

Bank of Kyoto (The) Ltd.	118,971	775

Bank of Yokohama (The) Ltd.	399,000	1,844

Benesse Holdings, Inc.	23,100	665

Bridgestone Corp.	227,300	8,471

Brother Industries Ltd.	82,100	943

Calbee, Inc.	25,600	1,015

Canon, Inc.	372,800	11,108

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Japan – 22.0% – continued

Casio Computer Co. Ltd.	70,300	$1,414

Central Japan Railway Co.	50,400	8,909

Chiba Bank (The) Ltd.	244,000	1,216

Chubu Electric Power Co., Inc.	225,200	3,138

Chugai Pharmaceutical Co. Ltd.	78,655	2,434

Chugoku Bank (The) Ltd.	55,600	579

Chugoku Electric Power (The) Co., Inc.	103,500	1,395

Citizen Holdings Co. Ltd.	91,900	521

Credit Saison Co. Ltd.	51,600	898

Dai Nippon Printing Co. Ltd.	189,000	1,678

Daicel Corp.	101,800	1,388

Daihatsu Motor Co. Ltd.	67,200	944

Dai-ichi Life Insurance (The) Co. Ltd.	376,700	4,557

Daiichi Sankyo Co. Ltd.	222,900	4,954

Daikin Industries Ltd.	81,900	6,118

Daito Trust Construction Co. Ltd.	25,000	3,544

Daiwa House Industry Co. Ltd.	209,500	5,874

Daiwa Securities Group, Inc.	581,000	3,563

Denso Corp.	169,900	6,809

Dentsu, Inc.	75,518	3,789

Don Quijote Holdings Co. Ltd.	42,200	1,462

East Japan Railway Co.	116,612	10,040

Eisai Co. Ltd.	88,000	5,291

Electric Power Development Co. Ltd.	51,800	1,614

FamilyMart Co. Ltd.	20,900	1,086

FANUC Corp.	68,400	10,621

Fast Retailing Co. Ltd.	18,500	5,917

Fuji Electric Co. Ltd.	194,000	670

Fuji Heavy Industries Ltd.	205,100	7,221

FUJIFILM Holdings Corp.	161,700	6,379

Fujitsu Ltd.	653,000	2,410

Fukuoka Financial Group, Inc.	270,000	880

GungHo Online Entertainment, Inc.	147,100	413

Gunma Bank (The) Ltd.	130,000	536

Hachijuni Bank (The) Ltd.	142,395	612

Hakuhodo DY Holdings, Inc.	81,100	918

Hamamatsu Photonics K.K.	50,770	1,397

Hankyu Hanshin Holdings, Inc.	402,000	2,560

Hikari Tsushin, Inc.	6,600	502

Hino Motors Ltd.	90,000	973

Hirose Electric Co. Ltd.	10,460	1,153

Hiroshima Bank (The) Ltd.	174,000	634

Hisamitsu Pharmaceutical Co., Inc.	19,900	887

Hitachi Chemical Co. Ltd.	36,100	649

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Japan – 22.0% – continued

Hitachi Construction Machinery Co. Ltd.	37,500	$595

Hitachi High-Technologies Corp.	24,100	677

Hitachi Ltd.	1,689,000	7,897

Hitachi Metals Ltd.	74,800	769

Hokuhoku Financial Group, Inc.	424,000	556

Hokuriku Electric Power Co.	58,600	829

Honda Motor Co. Ltd.	569,600	15,610

Hoshizaki Electric Co. Ltd.	13,900	1,158

Hoya Corp.	145,500	5,532

Hulic Co. Ltd.	103,900	990

Idemitsu Kosan Co. Ltd.	30,500	543

IHI Corp.	486,000	1,023

Iida Group Holdings Co. Ltd.	51,264	997

Inpex Corp.	331,900	2,515

Isetan Mitsukoshi Holdings Ltd.	126,360	1,476

Isuzu Motors Ltd.	208,800	2,155

ITOCHU Corp.	551,900	6,792

Itochu Techno-Solutions Corp.	16,700	315

Iyo Bank (The) Ltd.	84,900	555

J Front Retailing Co. Ltd.	83,800	1,109

Japan Airlines Co. Ltd.	42,400	1,552

Japan Airport Terminal Co. Ltd.	14,700	521

Japan Exchange Group, Inc.	192,000	2,932

Japan Post Bank Co. Ltd.	141,500	1,741

Japan Post Holdings Co. Ltd.	157,200	2,097

Japan Prime Realty Investment Corp.	289	1,176

Japan Real Estate Investment Corp.	459	2,650

Japan Retail Fund Investment Corp.	891	2,136

Japan Tobacco, Inc.	384,400	15,981

JFE Holdings, Inc.	172,900	2,327

JGC Corp.	72,000	1,077

Joyo Bank (The) Ltd.	213,000	729

JSR Corp.	62,700	899

JTEKT Corp.	71,800	931

JX Holdings, Inc.	782,497	3,015

Kajima Corp.	295,000	1,846

Kakaku.com, Inc.	50,300	932

Kamigumi Co. Ltd.	81,000	760

Kaneka Corp.	98,000	837

Kansai Electric Power (The) Co., Inc. *	246,600	2,179

Kansai Paint Co. Ltd.	80,700	1,296

Kao Corp.	176,000	9,383

Kawasaki Heavy Industries Ltd.	495,000	1,424

KDDI Corp.	611,200	16,290

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Japan – 22.0% – continued

Keihan Electric Railway Co. Ltd.	177,000	$1,245

Keikyu Corp.	164,000	1,440

Keio Corp.	204,000	1,788

Keisei Electric Railway Co. Ltd.	97,000	1,364

Keyence Corp.	15,939	8,689

Kikkoman Corp.	51,000	1,676

Kintetsu Group Holdings Co. Ltd.	635,000	2,568

Kirin Holdings Co. Ltd.	287,300	4,022

Kobe Steel Ltd.	1,080,000	946

Koito Manufacturing Co. Ltd.	36,514	1,649

Komatsu Ltd.	322,400	5,486

Konami Holdings Corp.	32,600	963

Konica Minolta, Inc.	157,800	1,340

Kose Corp.	10,600	1,028

Kubota Corp.	391,700	5,329

Kuraray Co. Ltd.	123,400	1,505

Kurita Water Industries Ltd.	37,300	849

Kyocera Corp.	112,200	4,939

Kyowa Hakko Kirin Co. Ltd.	80,500	1,284

Kyushu Electric Power Co., Inc. *	148,900	1,416

Kyushu Financial Group, Inc.	121,200	697

Lawson, Inc.	23,000	1,922

LIXIL Group Corp.	93,700	1,907

M3, Inc.	67,800	1,701

Mabuchi Motor Co. Ltd.	17,300	803

Makita Corp.	41,700	2,585

Marubeni Corp.	577,800	2,925

Marui Group Co. Ltd.	77,700	1,113

Maruichi Steel Tube Ltd.	16,200	443

Mazda Motor Corp.	188,900	2,919

McDonald’s Holdings Co. Japan Ltd.	23,300	551

Medipal Holdings Corp.	47,000	744

MEIJI Holdings Co. Ltd.	42,626	3,421

Minebea Co. Ltd.	111,000	865

Miraca Holdings, Inc.	18,941	777

Mitsubishi Chemical Holdings Corp.	475,000	2,472

Mitsubishi Corp.	472,200	7,992

Mitsubishi Electric Corp.	675,000	7,069

Mitsubishi Estate Co. Ltd.	437,000	8,095

Mitsubishi Gas Chemical Co., Inc.	135,000	725

Mitsubishi Heavy Industries Ltd.	1,060,000	3,924

Mitsubishi Logistics Corp.	40,000	525

Mitsubishi Materials Corp.	390,000	1,098

Mitsubishi Motors Corp.	222,900	1,665

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Japan – 22.0% – continued

Mitsubishi Tanabe Pharma Corp.	78,200	$1,357

Mitsubishi UFJ Financial Group, Inc.	4,456,195	20,634

Mitsubishi UFJ Lease & Finance Co. Ltd.	171,500	750

Mitsui & Co. Ltd.	596,200	6,857

Mitsui Chemicals, Inc.	285,000	946

Mitsui Fudosan Co. Ltd.	329,000	8,181

Mitsui OSK Lines Ltd.	399,000	809

Mixi, Inc.	14,700	546

Mizuho Financial Group, Inc.	8,255,989	12,324

MS&AD Insurance Group Holdings, Inc.	176,943	4,927

Murata Manufacturing Co. Ltd.	70,897	8,516

Nabtesco Corp.	42,399	951

Nagoya Railroad Co. Ltd.	305,000	1,424

NEC Corp.	915,000	2,300

Nexon Co. Ltd.	47,200	802

NGK Insulators Ltd.	93,000	1,712

NGK Spark Plug Co. Ltd.	62,400	1,190

NH Foods Ltd.	61,000	1,341

NHK Spring Co. Ltd.	55,500	530

Nidec Corp.	78,100	5,341

Nikon Corp.	118,700	1,816

Nintendo Co. Ltd.	37,100	5,257

Nippon Building Fund, Inc.	494	2,923

Nippon Electric Glass Co. Ltd.	138,500	708

Nippon Express Co. Ltd.	290,000	1,319

Nippon Paint Holdings Co. Ltd.	51,000	1,131

Nippon Prologis REIT, Inc.	545	1,218

Nippon Steel & Sumitomo Metal Corp.	265,561	5,098

Nippon Telegraph & Telephone Corp.	241,756	10,395

Nippon Yusen K.K.	562,000	1,080

Nissan Motor Co. Ltd.	868,700	8,016

Nisshin Seifun Group, Inc.	74,005	1,176

Nissin Foods Holdings Co. Ltd.	22,500	1,056

Nitori Holdings Co. Ltd.	26,000	2,380

Nitto Denko Corp.	57,600	3,200

NOK Corp.	33,200	565

Nomura Holdings, Inc.	1,268,600	5,647

Nomura Real Estate Holdings, Inc.	43,400	800

Nomura Real Estate Master Fund, Inc.	1,235	1,841

Nomura Research Institute Ltd.	43,140	1,449

NSK Ltd.	163,300	1,489

NTT Data Corp.	44,300	2,223

NTT DOCOMO, Inc.	499,700	11,310

NTT Urban Development Corp.	40,700	397

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Japan – 22.0% – continued

Obayashi Corp.	226,900	$2,237

Obic Co. Ltd.	22,600	1,194

Odakyu Electric Railway Co. Ltd.	220,000	2,394

Oji Holdings Corp.	279,000	1,117

Olympus Corp.	95,900	3,726

Omron Corp.	68,300	2,032

Ono Pharmaceutical Co. Ltd.	143,200	6,060

Oracle Corp. Japan	13,300	745

Oriental Land Co. Ltd.	69,900	4,949

ORIX Corp.	462,500	6,572

Osaka Gas Co. Ltd.	656,000	2,516

Otsuka Corp.	18,200	959

Otsuka Holdings Co. Ltd.	136,415	4,945

Panasonic Corp.	771,100	7,077

Park24 Co. Ltd.	32,900	919

Rakuten, Inc.	325,100	3,134

Recruit Holdings Co. Ltd.	49,200	1,498

Resona Holdings, Inc.	772,110	2,754

Ricoh Co. Ltd.	248,100	2,525

Rinnai Corp.	13,000	1,148

Rohm Co. Ltd.	33,700	1,415

Ryohin Keikaku Co. Ltd.	8,300	1,751

Sankyo Co. Ltd.	17,300	644

Sanrio Co. Ltd.	17,097	333

Santen Pharmaceutical Co. Ltd.	131,100	1,968

SBI Holdings, Inc.	73,960	748

Secom Co. Ltd.	73,300	5,446

Sega Sammy Holdings, Inc.	65,000	708

Seibu Holdings, Inc.	42,900	907

Seiko Epson Corp.	97,700	1,573

Sekisui Chemical Co. Ltd.	144,800	1,782

Sekisui House Ltd.	210,400	3,541

Seven & i Holdings Co. Ltd.	263,200	11,179

Seven Bank Ltd.	207,200	882

Shikoku Electric Power Co., Inc.	62,200	832

Shimadzu Corp.	89,000	1,395

Shimamura Co. Ltd.	7,700	958

Shimano, Inc.	27,500	4,299

Shimizu Corp.	206,000	1,742

Shin-Etsu Chemical Co. Ltd.	143,300	7,411

Shinsei Bank Ltd.	624,000	815

Shionogi & Co. Ltd.	104,300	4,897

Shiseido Co. Ltd.	126,000	2,811

Shizuoka Bank (The) Ltd.	186,000	1,341

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Japan – 22.0% – continued

Showa Shell Sekiyu K.K.	65,400	$587

SMC Corp.	18,800	4,364

SoftBank Group Corp.	335,600	15,936

Sohgo Security Services Co. Ltd.	21,400	1,159

Sompo Japan Nipponkoa Holdings, Inc.	115,945	3,282

Sony Corp.	441,000	11,328

Sony Financial Holdings, Inc.	60,600	774

Stanley Electric Co. Ltd.	49,700	1,120

Sumitomo Chemical Co. Ltd.	523,000	2,357

Sumitomo Corp.	393,100	3,904

Sumitomo Dainippon Pharma Co. Ltd.	55,600	640

Sumitomo Electric Industries Ltd.	263,500	3,203

Sumitomo Heavy Industries Ltd.	193,000	797

Sumitomo Metal Mining Co. Ltd.	175,000	1,737

Sumitomo Mitsui Financial Group, Inc.	444,742	13,474

Sumitomo Mitsui Trust Holdings, Inc.	1,158,190	3,390

Sumitomo Realty & Development Co. Ltd.	125,000	3,645

Sumitomo Rubber Industries Ltd.	59,600	918

Suntory Beverage & Food Ltd.	48,600	2,184

Suruga Bank Ltd.	63,000	1,107

Suzuken Co. Ltd.	27,136	922

Suzuki Motor Corp.	127,200	3,400

Sysmex Corp.	50,898	3,173

T&D Holdings, Inc.	202,200	1,884

Taiheiyo Cement Corp.	410,000	941

Taisei Corp.	370,000	2,441

Taisho Pharmaceutical Holdings Co. Ltd.	11,000	871

Taiyo Nippon Sanso Corp.	53,200	501

Takashimaya Co. Ltd.	99,000	827

Takeda Pharmaceutical Co. Ltd.	276,000	12,590

TDK Corp.	43,300	2,403

Teijin Ltd.	326,000	1,135

Terumo Corp.	106,200	3,806

THK Co. Ltd.	42,000	774

Tobu Railway Co. Ltd.	356,000	1,771

Toho Co. Ltd.	39,400	1,035

Toho Gas Co. Ltd.	141,000	1,001

Tohoku Electric Power Co., Inc.	158,000	2,038

Tokio Marine Holdings, Inc.	238,200	8,037

Tokyo Electric Power Co., Inc. *	507,200	2,782

Tokyo Electron Ltd.	59,900	3,902

Tokyo Gas Co. Ltd.	795,000	3,705

Tokyo Tatemono Co. Ltd.	71,500	890

Tokyu Corp.	393,000	3,286

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Japan – 22.0% – continued

Tokyu Fudosan Holdings Corp.	178,800	$1,209

TonenGeneral Sekiyu K.K.	98,000	885

Toppan Printing Co. Ltd.	183,000	1,532

Toray Industries, Inc.	512,000	4,353

Toshiba Corp. *	1,413,000	2,740

TOTO Ltd.	49,300	1,533

Toyo Seikan Group Holdings Ltd.	57,100	1,069

Toyo Suisan Kaisha Ltd.	30,800	1,104

Toyoda Gosei Co. Ltd.	22,400	432

Toyota Industries Corp.	57,200	2,570

Toyota Motor Corp.	946,400	49,912

Toyota Tsusho Corp.	74,000	1,671

Trend Micro, Inc.	36,700	1,340

Unicharm Corp.	130,100	2,824

United Urban Investment Corp.	960	1,550

USS Co. Ltd.	76,500	1,219

West Japan Railway Co.	57,600	3,549

Yahoo Japan Corp.	497,000	2,110

Yakult Honsha Co. Ltd.	30,600	1,352

Yamada Denki Co. Ltd.	241,190	1,138

Yamaguchi Financial Group, Inc.	69,000	627

Yamaha Corp.	58,600	1,764

Yamaha Motor Co. Ltd.	91,500	1,516

Yamato Holdings Co. Ltd.	119,100	2,377

Yamazaki Baking Co. Ltd.	37,905	798

Yaskawa Electric Corp.	85,600	985

Yokogawa Electric Corp.	79,600	822

Yokohama Rubber (The) Co. Ltd.	35,600	585
		933,041

Netherlands – 2.4%

Aegon N.V.	637,553	3,491

Akzo Nobel N.V.	86,455	5,875

Altice N.V., Class A *	130,084	2,303

Altice N.V., Class B *	38,213	687

ArcelorMittal	593,474	2,667

ASML Holding N.V.	121,214	12,272

Boskalis Westminster	30,680	1,202

CNH Industrial N.V.	333,796	2,269

Gemalto N.V.	24,118	1,778

Gemalto N.V. (Euronext Paris Exchange)	3,862	286

Heineken Holding N.V.	35,374	2,752

Heineken N.V.	80,542	7,293

ING Groep N.V. – CVA	1,352,243	16,284

Koninklijke Ahold N.V.	291,492	6,544

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Netherlands – 2.4% – continued

Koninklijke DSM N.V.	63,261	$3,468

Koninklijke KPN N.V.	1,118,536	4,673

Koninklijke Philips N.V.	332,662	9,445

Koninklijke Vopak N.V.	24,458	1,217

NN Group N.V.	83,451	2,723

NXP Semiconductors N.V. *	47,386	3,842

OCI N.V. *	29,133	568

QIAGEN N.V. *	77,303	1,714

Randstad Holding N.V.	44,684	2,467

TNT Express N.V.	172,324	1,546

Wolters Kluwer N.V.	105,583	4,206
		101,572

New Zealand – 0.2%

Auckland International Airport Ltd.	331,662	1,474

Contact Energy Ltd.	253,092	875

Fletcher Building Ltd.	246,511	1,344

Meridian Energy Ltd.	440,941	799

Mighty River Power Ltd.	243,052	491

Ryman Healthcare Ltd.	130,898	755

Spark New Zealand Ltd.	649,045	1,638
		7,376

Norway – 0.6%

DNB ASA	341,298	4,032

Gjensidige Forsikring ASA	69,759	1,189

Norsk Hydro ASA	469,270	1,924

Orkla ASA	285,517	2,583

Schibsted ASA, Class A	26,341	768

Schibsted ASA, Class B *	31,056	858

Statoil ASA	389,664	6,105

Telenor ASA	262,137	4,234

Yara International ASA	62,656	2,352
		24,045

Portugal – 0.1%

Banco Comercial Portugues S.A. (Registered) *	14,433,231	583

Banco Espirito Santo S.A. (Registered) *	882,815	10

EDP – Energias de Portugal S.A.	812,591	2,881

Galp Energia SGPS S.A.	161,517	2,028

Jeronimo Martins SGPS S.A.	87,940	1,435
		6,937

Singapore – 1.3%

Ascendas Real Estate Investment Trust	739,979	1,312

CapitaLand Commercial Trust Ltd.	717,700	783

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Singapore – 1.3% – continued

CapitaLand Ltd.	892,850	$2,033

CapitaLand Mall Trust	876,200	1,358

City Developments Ltd.	141,900	860

ComfortDelGro Corp. Ltd.	761,700	1,650

DBS Group Holdings Ltd.	614,461	7,009

Genting Singapore PLC	2,107,380	1,305

Global Logistic Properties Ltd.	1,096,939	1,566

Golden Agri-Resources Ltd.	2,458,692	747

Hutchison Port Holdings Trust, Class U	1,974,100	987

Jardine Cycle & Carriage Ltd.	41,473	1,231

Keppel Corp. Ltd.	512,950	2,224

Oversea-Chinese Banking Corp. Ltd.	1,078,605	7,070

Sembcorp Industries Ltd.	343,444	772

Sembcorp Marine Ltd.	292,400	358

Singapore Airlines Ltd.	193,634	1,640

Singapore Exchange Ltd.	278,900	1,644

Singapore Press Holdings Ltd.	556,195	1,650

Singapore Technologies Engineering Ltd.	542,500	1,299

Singapore Telecommunications Ltd.	2,783,125	7,885

StarHub Ltd.	211,500	525

Suntec Real Estate Investment Trust	830,700	1,032

United Overseas Bank Ltd.	450,835	6,309

UOL Group Ltd.	165,197	735

Wilmar International Ltd.	680,300	1,695
		55,679

South Africa – 0.1%

Investec PLC	194,098	1,418

Mediclinic International PLC	128,867	1,656

Mondi PLC	128,433	2,452
		5,526

Spain – 3.0%

Abertis Infraestructuras S.A.	181,525	2,972

ACS Actividades de Construccion y Servicios S.A.	67,174	1,993

Aena S.A. (2)*	23,631	3,040

Amadeus IT Holding S.A., Class A	153,271	6,551

Banco Bilbao Vizcaya Argentaria S.A.	2,224,553	14,676

Banco de Sabadell S.A.	1,766,090	3,157

Banco Popular Espanol S.A.	609,448	1,572

Banco Santander S.A.	5,043,898	22,040

Bankia S.A.	1,608,031	1,516

Bankinter S.A.	234,869	1,651

CaixaBank S.A.	932,933	2,747

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Spain – 3.0% – continued

Distribuidora Internacional de Alimentacion S.A.	205,839	$1,064

Enagas S.A.	74,932	2,247

Endesa S.A.	110,926	2,124

Ferrovial S.A.	166,302	3,559

Gas Natural SDG S.A.	122,229	2,470

Grifols S.A.	104,723	2,325

Iberdrola S.A.	1,919,777	12,776

Industria de Diseno Textil S.A.	381,248	12,791

Mapfre S.A.	374,299	807

Red Electrica Corp. S.A.	37,767	3,271

Repsol S.A.	383,104	4,312

Telefonica S.A.	1,574,512	17,600

Zardoya Otis S.A.	62,512	724
		127,985

Sweden – 2.8%

Alfa Laval AB	102,408	1,666

Assa Abloy AB, Class B	350,128	6,883

Atlas Copco AB, Class A	234,542	5,899

Atlas Copco AB, Class B	136,182	3,209

Boliden AB	95,482	1,516

Electrolux AB, Class B	83,975	2,209

Getinge AB, Class B	69,934	1,605

Hennes & Mauritz AB, Class B	331,734	11,007

Hexagon AB, Class B	90,251	3,509

Husqvarna AB, Class B	144,484	1,056

ICA Gruppen AB	28,265	934

Industrivarden AB, Class C	57,001	967

Investment AB Kinnevik, Class B	82,061	2,315

Investor AB, Class B	158,998	5,623

Lundin Petroleum AB *	77,096	1,304

Nordea Bank AB	1,061,521	10,188

Sandvik AB	372,580	3,853

Securitas AB, Class B	109,166	1,807

Skandinaviska Enskilda Banken AB, Class A	530,707	5,038

Skanska AB, Class B	132,976	3,028

SKF AB, Class B	139,478	2,517

Svenska Cellulosa AB S.C.A., Class B	211,764	6,588

Svenska Handelsbanken AB, Class A	523,224	6,618

Swedbank AB, Class A	316,442	6,779

Swedish Match AB	69,069	2,339

Tele2 AB, Class B	114,564	1,057

Telefonaktiebolaget LM Ericsson, Class B	1,063,819	10,642

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Sweden – 2.8% – continued

TeliaSonera AB	906,728	$4,706

Volvo AB, Class B	538,434	5,874
		120,736

Switzerland – 9.3%

ABB Ltd. (Registered) *	768,351	14,967

Actelion Ltd. (Registered) *	35,890	5,350

Adecco S.A. (Registered)	57,771	3,748

Aryzta A.G. *	25,792	1,064

Aryzta A.G. (Dublin Exchange) *	4,637	194

Baloise Holding A.G. (Registered)	17,611	2,231

Barry Callebaut A.G. (Registered) *	767	832

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	344	2,127

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	36	2,694

Cie Financiere Richemont S.A. (Registered)	182,336	12,018

Coca-Cola HBC A.G. – CDI *	69,676	1,478

Credit Suisse Group A.G. (Registered) *	627,614	8,870

Dufry A.G. (Registered) *	14,110	1,736

EMS-Chemie Holding A.G. (Registered)	2,860	1,480

Galenica A.G. (Registered)	1,363	2,042

Geberit A.G. (Registered)	13,203	4,917

Givaudan S.A. (Registered)	3,227	6,312

Glencore PLC *	4,275,829	9,624

Julius Baer Group Ltd. *	78,169	3,339

Kuehne + Nagel International A.G. (Registered)	18,982	2,698

LafargeHolcim Ltd. (Registered) *	100,688	4,731

LafargeHolcim Ltd. (Registered) (Euronext Paris Exchange) *	58,340	2,737

Lonza Group A.G. (Registered) *	18,582	3,132

Nestle S.A. (Registered)	1,114,210	83,202

Novartis A.G. (Registered)	795,241	57,444

Pargesa Holding S.A. (Bearer)	10,711	681

Partners Group Holding A.G.	5,652	2,265

Roche Holding A.G. (Genusschein)	245,562	60,257

Schindler Holding A.G. (Participation Certificate)	15,523	2,853

Schindler Holding A.G. (Registered)	7,272	1,331

SGS S.A. (Registered)	1,912	4,039

Sika A.G. (Bearer)	753	2,973

Sonova Holding A.G. (Registered)	18,651	2,375

STMicroelectronics N.V.	222,958	1,234

Sulzer A.G. (Registered)	4,718	468

Swatch Group (The) A.G. (Bearer)	10,766	3,718

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Switzerland – 9.3% – continued

Swatch Group (The) A.G. (Registered)	17,276	$1,160

Swiss Life Holding A.G. (Registered) *	11,240	2,986

Swiss Prime Site A.G. (Registered) *	23,146	2,040

Swiss Re A.G.	123,127	11,342

Swisscom A.G. (Registered)	9,040	4,895

Syngenta A.G. (Registered)	32,486	13,465

UBS Group A.G. (Registered)	1,278,083	20,471

Wolseley PLC	89,139	5,019

Zurich Insurance Group A.G. *	52,555	12,143
		394,682

United Kingdom – 19.0%

3i Group PLC	339,471	2,214

Aberdeen Asset Management PLC	321,789	1,272

Admiral Group PLC	74,081	2,104

Aggreko PLC	89,304	1,375

Anglo American PLC	490,542	3,842

ARM Holdings PLC	491,213	7,164

Ashtead Group PLC	177,040	2,183

Associated British Foods PLC	124,391	5,961

AstraZeneca PLC	441,684	24,663

Auto Trader Group PLC (2)	332,338	1,855

Aviva PLC	1,413,350	9,202

Babcock International Group PLC	87,657	1,195

BAE Systems PLC	1,105,452	8,057

Barclays PLC	5,870,076	12,556

Barratt Developments PLC	349,826	2,806

Berkeley Group Holdings PLC	45,323	2,086

BP PLC	6,400,021	32,066

British American Tobacco PLC	651,376	38,146

British Land (The) Co. PLC	341,206	3,419

BT Group PLC	2,958,967	18,637

Bunzl PLC	117,100	3,390

Burberry Group PLC	155,502	3,046

Capita PLC	231,958	3,459

Centrica PLC	1,771,705	5,770

Cobham PLC	396,754	1,232

Compass Group PLC	574,792	10,103

Croda International PLC	47,826	2,083

Diageo PLC	879,171	23,726

Direct Line Insurance Group PLC	482,141	2,553

Dixons Carphone PLC	345,180	2,104

easyJet PLC	56,960	1,239

Experian PLC	337,731	6,010

Fiat Chrysler Automobiles N.V.	52,081	418

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

United Kingdom – 19.0% – continued

Fiat Chrysler Automobiles N.V. (New York Exchange)	262,441	$2,115

Fresnillo PLC	77,239	1,055

G4S PLC	541,193	1,475

GKN PLC	598,737	2,481

GlaxoSmithKline PLC	1,700,874	34,464

Hammerson PLC	273,819	2,267

Hargreaves Lansdown PLC	91,094	1,748

HSBC Holdings PLC	6,844,815	42,413

ICAP PLC	193,267	1,314

IMI PLC	94,747	1,290

Imperial Brands PLC	334,953	18,543

Inmarsat PLC	156,888	2,209

InterContinental Hotels Group PLC	82,603	3,390

International Consolidated Airlines Group S.A. – CDI	287,574	2,287

Intertek Group PLC	56,641	2,567

Intu Properties PLC	328,375	1,470

ITV PLC	1,337,746	4,617

J Sainsbury PLC	470,165	1,862

Johnson Matthey PLC	67,848	2,666

Kingfisher PLC	802,808	4,333

Land Securities Group PLC	276,229	4,351

Legal & General Group PLC	2,077,813	6,974

Lloyds Banking Group PLC	19,954,272	19,368

London Stock Exchange Group PLC	109,553	4,413

Marks & Spencer Group PLC	570,159	3,315

Meggitt PLC	270,497	1,573

Merlin Entertainments PLC (2)	247,746	1,643

National Grid PLC	1,309,048	18,546

Next PLC	50,732	3,922

Old Mutual PLC	1,722,078	4,738

Pearson PLC	287,136	3,598

Persimmon PLC	107,034	3,195

Petrofac Ltd.	90,222	1,185

Provident Financial PLC	51,340	2,177

Prudential PLC	898,569	16,666

Randgold Resources Ltd.	32,589	2,967

Reckitt Benckiser Group PLC	222,717	21,507

RELX N.V.	347,462	6,048

RELX PLC	214,853	3,976

RELX PLC (London Exchange)	173,597	3,215

Rexam PLC	248,508	2,260

Rio Tinto Ltd.	148,178	4,860

Rio Tinto PLC	433,584	12,235

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

United Kingdom – 19.0% – continued

Rolls-Royce Holdings PLC *	642,431	$6,254

Royal Bank of Scotland Group PLC *	1,213,507	3,859

Royal Dutch Shell PLC, Class A	289	7

Royal Dutch Shell PLC, Class A (London Exchange)	1,377,036	33,220

Royal Dutch Shell PLC, Class B	1,384,699	33,725

Royal Mail PLC	316,856	2,178

RSA Insurance Group PLC	355,093	2,413

SABMiller PLC	339,613	20,754

Sage Group (The) PLC	377,243	3,396

Schroders PLC	43,374	1,662

Segro PLC	260,989	1,534

Severn Trent PLC	82,108	2,556

Shire PLC	206,997	11,858

Sky PLC	360,617	5,285

Smith & Nephew PLC	313,311	5,145

Smiths Group PLC	137,803	2,119

Sports Direct International PLC *	93,387	506

SSE PLC	351,315	7,502

St. James’s Place PLC	183,927	2,412

Standard Chartered PLC	1,144,209	7,699

Standard Life PLC	686,632	3,493

Tate&Lyle PLC	162,212	1,346

Taylor Wimpey PLC	1,138,283	3,099

Tesco PLC *	2,844,602	7,829

Travis Perkins PLC	87,623	2,291

Unilever N.V. – CVA	569,314	25,428

Unilever PLC	448,556	20,255

United Utilities Group PLC	237,889	3,146

Vodafone Group PLC	9,279,989	29,579

Weir Group (The) PLC	74,626	1,187

Whitbread PLC	63,648	3,617

William Hill PLC	313,118	1,467

Wm Morrison Supermarkets PLC	774,511	2,203

Worldpay Group PLC (2)*	384,520	1,513

WPP PLC	452,368	10,542
		804,313

United States – 0.1%

Carnival PLC	66,069	3,563
Total Common Stocks (3)
(Cost $3,880,729)		4,126,219

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.5%

Germany – 0.5%

Bayerische Motoren Werke A.G.	19,033	$1,521

FUCHS PETROLUB S.E.	24,215	1,080

Henkel A.G. & Co. KGaA	62,264	6,862

Porsche Automobil Holding S.E.	53,683	2,767

Volkswagen A.G.	64,848	8,248
		20,478
Total Preferred Stocks (3)
(Cost $20,938)		20,478

RIGHTS – 0.0%

Austria – 0.0%

Immoeast A.G. (1)*	125,708	–
Total Rights
(Cost $–)		–

INVESTMENT COMPANIES – 1.2%

iShares MSCI EAFE ETF	418,350	23,901

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (4)(5)	28,145,492	28,145
Total Investment Companies
(Cost $50,616)		52,046

Total Investments – 99.0%
(Cost $3,952,283)		4,198,743

Other Assets less Liabilities – 1.0%		42,511
NET ASSETS – 100.0%		$4,241,254

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2016 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

At March 31, 2016, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNY Mellon	United States Dollar	1,401	British Pound	977	6/15/16	$2
BNY Mellon	United States Dollar	8,474	Japanese Yen	961,370	6/15/16	88
Citibank	Australian Dollar	483	United States Dollar	363	6/15/16	(6)
Citibank	Swiss Franc	982	United States Dollar	999	6/15/16	(26)
Citibank	United States Dollar	680	Swiss Franc	653	6/15/16	1
Goldman Sachs	Euro	772	United States Dollar	860	6/15/16	(21)
JPMorgan Chase	Japanese Yen	140,314	United States Dollar	1,250	6/15/16	3
JPMorgan Chase	Japanese Yen	539,623	United States Dollar	4,800	6/15/16	(6)
JPMorgan Chase	United States Dollar	2,040	Euro	1,798	6/15/16	11
Morgan Stanley	United States Dollar	11,437	Euro	10,259	6/15/16	265
Morgan Stanley	United States Dollar	927	Swedish Krona	7,712	6/15/16	25
Societe Generale	United States Dollar	667	Danish Krone	4,466	6/15/16	17
Societe Generale	United States Dollar	1,060	Hong Kong Dollar	8,222	6/15/16	–*
Societe Generale	United States Dollar	159	Singapore Dollar	220	6/15/16	4
Toronto-Dominion Bank	United States Dollar	4,720	British Pound	3,272	6/15/16	(20)

Total						$337

*	Amount rounds to less than one thousand.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Euro Stoxx 50 (Euro)	900	$30,017	Long	06/16	$(729)
FTSE 100 Index (British Pound)	176	15,452	Long	06/16	(1)
Hang Seng Index (Hong Kong Dollar)	16	2,146	Long	04/16	40
SPI 200 Index (Australian Dollar)	64	6,213	Long	06/16	(92)
Topix Index (Japanese Yen)	53	6,346	Long	06/16	(14)
Yen Denominated Nikkei 225 (Japanese Yen)	156	$11,619	Long	06/16	$(117)

Total					$(913)

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.1%
Consumer Staples	12.6
Energy	4.6
Financials	24.2
Health Care	11.4
Industrials	13.2
Information Technology	5.2
Materials	6.7
Telecommunication Services	5.1
Utilities	3.9

Total	100.0%

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	30.6%
Japanese Yen	22.4
British Pound	19.1
Swiss Franc	9.0
Australian Dollar	7.1
All other currencies less than 5%	11.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2016 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for discussion of this procedure. The fair valuation of these securities resulted in their categorization as level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions including risk, market participants would use in pricing a strategy).

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Hong Kong	$548	$138,172	$–	$138,720
Ireland	1,696	20,185	–	21,881
Israel	4,107	25,229	–	29,336
Italy	1,094	82,415	–	83,509
Netherlands	4,128	97,444	–	101,572
Portugal	–	6,927	10	6,937
Switzerland	1,736	392,946	–	394,682
United Kingdom	2,115	802,198	–	804,313
All Other Countries (1)	–	2,545,269	–	2,545,269
Total Common Stocks	15,424	4,110,785	10	4,126,219
Preferred Stocks (1)	–	20,478	–	20,478
Rights	–	–	–	–
Investment Companies	52,046	–	–	52,046
Total Investments	$67,470	$4,131,263	$10	$4,198,743

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$415	$–	$415
Futures Contracts	40	–	–	40
Liabilities
Forward Foreign Currency Exchange Contracts	–	(79)	–	(79)
Futures Contracts	(953)	–	–	(953)
Total Other Financial Instruments	$(913)	$336	$–	$(577)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Spain	$3,040	Valuations at official close price with foreign fair value adjustment

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued	MARCH 31, 2016

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/15 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/16 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/16 (000s)

Common Stock

Portugal	$9	$–	$1	$–	$–	$–	$–	$10	$1

The Fund valued the security included in the Balance as of 3/31/16 above using prices provided by the investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/16 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$10	Market Comparable Companies	Price to Earnings Multiple / Liquidity Discount

The significant unobservable inputs used in the fair value measurement are the price to earnings multiple along with liquidity discounts. Significant increases (decreases) in the price to earnings multiple in isolation would result in a significantly higher (lower) fair value measurement while an increase (decrease) in liquidity discounts in isolation would result in a significantly lower (higher) fair value measurement.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8%

Aerospace & Defense – 1.8%

B/E Aerospace, Inc.	112,963	$5,210

Esterline Technologies Corp. *	32,872	2,106

Huntington Ingalls Industries, Inc.	51,794	7,093

KLX, Inc. *	58,566	1,882

Orbital ATK, Inc.	65,109	5,661

Teledyne Technologies, Inc. *	38,085	3,357

Triumph Group, Inc.	54,388	1,712

Woodward, Inc.	61,652	3,207
		30,228

Apparel & Textile Products – 1.1%

Carter’s, Inc.	57,275	6,036

Deckers Outdoor Corp. *	35,895	2,150

Fossil Group, Inc. *	45,567	2,024

Kate Spade & Co. *	141,676	3,615

Skechers U.S.A., Inc., Class A *	144,487	4,400
		18,225

Asset Management – 1.2%

Eaton Vance Corp.	126,970	4,256

Federated Investors, Inc., Class B	104,184	3,005

Janus Capital Group, Inc.	162,818	2,382

SEI Investments Co.	151,819	6,536

Waddell & Reed Financial, Inc., Class A	90,475	2,130

WisdomTree Investments, Inc.	126,069	1,441
		19,750

Automotive – 0.4%

Dana Holding Corp.	165,392	2,330

Gentex Corp.	319,355	5,011
		7,341

Banking – 6.0%

Associated Banc-Corp	165,575	2,970

BancorpSouth, Inc.	93,921	2,001

Bank of Hawaii Corp.	47,721	3,258

Bank of the Ozarks, Inc.	90,250	3,788

Cathay General Bancorp	81,670	2,314

Commerce Bancshares, Inc.	92,283	4,148

Cullen/Frost Bankers, Inc.	60,407	3,329

East West Bancorp, Inc.	158,713	5,155

First Horizon National Corp.	263,716	3,455

First Niagara Financial Group, Inc.	391,059	3,785

FirstMerit Corp.	183,341	3,859

FNB Corp.	232,332	3,023

Fulton Financial Corp.	192,455	2,575

Hancock Holding Co.	85,978	1,974

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Banking – 6.0% – continued

International Bancshares Corp.	61,601	$1,519

New York Community Bancorp, Inc.	537,877	8,552

PacWest Bancorp	126,490	4,699

PrivateBancorp, Inc.	87,507	3,378

Prosperity Bancshares, Inc.	72,489	3,363

Signature Bank *	58,862	8,012

SVB Financial Group *	57,085	5,826

Synovus Financial Corp.	139,560	4,035

TCF Financial Corp.	188,428	2,310

Trustmark Corp.	74,618	1,718

Umpqua Holdings Corp.	244,366	3,876

Valley National Bancorp	248,485	2,371

Washington Federal, Inc.	101,094	2,290

Webster Financial Corp.	101,200	3,633
		101,216

Biotechnology & Pharmaceuticals – 0.4%

Akorn, Inc. *	88,261	2,077

United Therapeutics Corp. *	50,080	5,580
		7,657

Chemicals – 3.0%

Albemarle Corp.	124,134	7,936

Ashland, Inc.	69,917	7,688

Cabot Corp.	69,212	3,345

Minerals Technologies, Inc.	38,553	2,192

NewMarket Corp.	11,039	4,374

Olin Corp.	183,224	3,183

PolyOne Corp.	94,100	2,847

RPM International, Inc.	146,871	6,951

Sensient Technologies Corp.	49,716	3,155

Valspar (The) Corp.	80,359	8,600
		50,271

Commercial Services – 1.3%

CEB, Inc.	35,946	2,327

Deluxe Corp.	54,065	3,378

FTI Consulting, Inc. *	45,605	1,619

ManpowerGroup, Inc.	80,026	6,516

R.R. Donnelley & Sons Co.	230,539	3,781

Rollins, Inc.	104,489	2,834

Sotheby’s	60,990	1,630
		22,085

Construction Materials – 1.0%

Carlisle Cos., Inc.	70,943	7,059

Eagle Materials, Inc.	54,531	3,823

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Construction Materials – 1.0% – continued

Louisiana-Pacific Corp. *	158,608	$2,716

MDU Resources Group, Inc.	215,378	4,191
		17,789

Consumer Products – 4.1%

Avon Products, Inc.	479,255	2,305

Boston Beer (The) Co., Inc., Class A *	10,553	1,953

Dean Foods Co.	101,301	1,755

Edgewell Personal Care Co.	65,650	5,287

Energizer Holdings, Inc.	68,480	2,774

Flowers Foods, Inc.	207,164	3,824

Hain Celestial Group (The), Inc. *	114,176	4,671

Ingredion, Inc.	79,544	8,494

Jarden Corp. *	228,663	13,480

Lancaster Colony Corp.	21,529	2,380

Post Holdings, Inc. *	70,855	4,873

Snyder’s-Lance, Inc.	87,293	2,748

Tootsie Roll Industries, Inc.	19,577	684

TreeHouse Foods, Inc. *	62,335	5,408

WhiteWave Foods (The) Co. *	195,048	7,927
		68,563

Consumer Services – 0.6%

Aaron’s, Inc.	71,395	1,792

DeVry Education Group, Inc.	63,370	1,095

Graham Holdings Co., Class B	4,736	2,273

Service Corp. International	215,489	5,318
		10,478

Containers & Packaging – 1.5%

AptarGroup, Inc.	69,487	5,448

Bemis Co., Inc.	104,731	5,423

Greif, Inc., Class A	28,336	928

Packaging Corp. of America	104,296	6,300

Silgan Holdings, Inc.	44,624	2,373

Sonoco Products Co.	111,760	5,428
		25,900

Design, Manufacturing & Distribution – 1.0%

Arrow Electronics, Inc. *	100,638	6,482

Avnet, Inc.	145,154	6,431

Jabil Circuit, Inc.	210,807	4,062
		16,975

Distributors – Consumer Staples – 0.1%

United Natural Foods, Inc. *	55,556	2,239

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Distributors – Discretionary – 1.6%

Ingram Micro, Inc., Class A	164,074	$5,892

LKQ Corp. *	338,564	10,810

Pool Corp.	46,396	4,071

SYNNEX Corp.	31,951	2,958

Tech Data Corp. *	38,862	2,984
		26,715

Electrical Equipment – 3.0%

A.O. Smith Corp.	82,571	6,301

Acuity Brands, Inc.	48,442	10,567

Belden, Inc.	46,434	2,850

Cognex Corp.	93,968	3,660

Hubbell, Inc.	58,952	6,245

Keysight Technologies, Inc. *	189,419	5,255

Lennox International, Inc.	43,992	5,947

National Instruments Corp.	111,561	3,359

Trimble Navigation Ltd. *	277,500	6,882
		51,066

Engineering & Construction Services – 0.6%

AECOM *	168,984	5,203

Granite Construction, Inc.	43,393	2,074

KBR, Inc.	156,917	2,429
		9,706

Forest & Paper Products – 0.2%

Domtar Corp.	69,147	2,801

Gaming, Lodging & Restaurants – 2.1%

Brinker International, Inc.	63,093	2,899

Buffalo Wild Wings, Inc. *	20,814	3,083

Cheesecake Factory (The), Inc.	49,714	2,639

Cracker Barrel Old Country Store, Inc.	26,428	4,035

Domino’s Pizza, Inc.	55,142	7,271

Dunkin’ Brands Group, Inc.	101,381	4,782

Jack in the Box, Inc.	38,322	2,448

Panera Bread Co., Class A *	25,403	5,203

Wendy’s (The) Co.	242,528	2,641
		35,001

Hardware – 2.2%

3D Systems Corp. *	117,215	1,813

ARRIS International PLC *	198,697	4,554

Ciena Corp. *	142,911	2,718

Diebold, Inc.	72,292	2,090

FEI Co.	45,305	4,033

InterDigital, Inc.	38,510	2,143

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Hardware – 2.2% – continued

Knowles Corp. *	97,075	$1,280

Lexmark International, Inc., Class A	68,309	2,284

NCR Corp. *	137,122	4,104

NetScout Systems, Inc. *	109,179	2,508

Plantronics, Inc.	37,308	1,462

Polycom, Inc. *	148,101	1,651

VeriFone Systems, Inc. *	121,868	3,442

Zebra Technologies Corp., Class A *	57,802	3,988
		38,070

Health Care Facilities & Services – 2.4%

Amsurg Corp. *	59,184	4,415

Centene Corp. *	2,001	123

Charles River Laboratories International, Inc. *	51,770	3,932

Community Health Systems, Inc. *	124,810	2,310

LifePoint Health, Inc. *	47,552	3,293

MEDNAX, Inc. *	103,656	6,698

Molina Healthcare, Inc. *	45,456	2,932

Owens & Minor, Inc.	69,530	2,810

PAREXEL International Corp. *	59,437	3,729

VCA, Inc. *	89,359	5,155

WellCare Health Plans, Inc. *	48,689	4,516
		39,913

Home & Office Products – 2.6%

CalAtlantic Group, Inc.	84,212	2,815

Fortune Brands Home & Security, Inc.	174,380	9,772

Herman Miller, Inc.	66,591	2,057

HNI Corp.	48,636	1,905

KB Home	93,784	1,339

MDC Holdings, Inc.	43,701	1,095

NVR, Inc. *	4,035	6,990

Scotts Miracle-Gro (The) Co., Class A	50,078	3,644

Tempur Sealy International, Inc. *	69,073	4,199

Toll Brothers, Inc. *	171,552	5,063

TRI Pointe Group, Inc. *	160,384	1,889

Tupperware Brands Corp.	55,892	3,241
		44,009

Industrial Services – 0.5%

MSC Industrial Direct Co., Inc., Class A	53,303	4,068

Watsco, Inc.	28,480	3,837
		7,905

Institutional Financial Services – 0.9%

CBOE Holdings, Inc.	90,413	5,907

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Institutional Financial Services – 0.9% – continued

Raymond James Financial, Inc.	141,689	$6,746

Stifel Financial Corp. *	76,502	2,264
		14,917

Insurance – 4.9%

Alleghany Corp. *	17,064	8,467

American Financial Group, Inc.	78,498	5,524

Arthur J Gallagher & Co.	195,772	8,708

Aspen Insurance Holdings Ltd.	67,506	3,220

Brown & Brown, Inc.	127,174	4,553

CNO Financial Group, Inc.	198,935	3,565

Endurance Specialty Holdings Ltd.	68,096	4,449

Everest Re Group Ltd.	47,248	9,328

Genworth Financial, Inc., Class A *	549,206	1,499

Hanover Insurance Group (The), Inc.	47,388	4,275

Kemper Corp.	53,022	1,568

Mercury General Corp.	40,189	2,231

Old Republic International Corp.	269,658	4,929

Primerica, Inc.	53,129	2,366

Reinsurance Group of America, Inc.	72,165	6,946

RenaissanceRe Holdings Ltd.	47,714	5,718

WR Berkley Corp.	108,353	6,089
		83,435

Iron & Steel – 1.3%

Allegheny Technologies, Inc.	120,323	1,961

Carpenter Technology Corp.	51,822	1,774

Commercial Metals Co.	128,193	2,176

Reliance Steel & Aluminum Co.	79,388	5,493

Steel Dynamics, Inc.	268,886	6,053

United States Steel Corp.	162,451	2,607

Worthington Industries, Inc.	50,256	1,791
		21,855

Leisure Products – 1.1%

Brunswick Corp.	100,508	4,822

Polaris Industries, Inc.	66,775	6,576

Thor Industries, Inc.	50,571	3,225

Vista Outdoor, Inc. *	67,638	3,511
		18,134

Machinery – 3.3%

AGCO Corp.	78,406	3,897

Crane Co.	54,866	2,955

Curtiss-Wright Corp.	49,230	3,725

Graco, Inc.	60,971	5,119

IDEX Corp.	83,980	6,960

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Machinery – 3.3% – continued

ITT Corp.	99,139	$3,657

Joy Global, Inc.	107,702	1,731

Kennametal, Inc.	88,139	1,982

Lincoln Electric Holdings, Inc.	71,115	4,165

MSA Safety, Inc.	34,988	1,692

Nordson Corp.	59,229	4,504

Oshkosh Corp.	80,911	3,307

Regal Beloit Corp.	49,227	3,106

Terex Corp.	120,407	2,996

Toro (The) Co.	60,138	5,179
		54,975

Manufactured Goods – 0.3%

Timken (The) Co.	77,068	2,581

Valmont Industries, Inc.	25,147	3,114
		5,695

Media – 1.0%

AMC Networks, Inc., Class A *	67,591	4,389

Cable One, Inc.	4,831	2,112

DreamWorks Animation SKG, Inc., Class A *	79,126	1,974

John Wiley & Sons, Inc., Class A	53,679	2,625

Meredith Corp.	41,479	1,970

New York Times (The) Co., Class A	134,873	1,681

Time, Inc.	115,940	1,790
		16,541

Medical Equipment & Devices – 4.8%

ABIOMED, Inc. *	43,008	4,078

Align Technology, Inc. *	80,184	5,829

Bio-Rad Laboratories, Inc., Class A *	23,077	3,155

Bio-Techne Corp.	41,126	3,887

Catalent, Inc. *	109,088	2,909

Cooper (The) Cos., Inc.	53,445	8,229

Halyard Health, Inc. *	51,346	1,475

Hill-Rom Holdings, Inc.	62,890	3,163

IDEXX Laboratories, Inc. *	99,117	7,763

LivaNova PLC *	47,160	2,546

Mettler-Toledo International, Inc. *	29,810	10,277

ResMed, Inc.	154,892	8,956

STERIS PLC	94,969	6,747

Teleflex, Inc.	46,002	7,223

West Pharmaceutical Services, Inc.	80,036	5,548
		81,785

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Metals & Mining – 0.4%

Compass Minerals International, Inc.	37,421	$2,651

Royal Gold, Inc.	72,405	3,714
		6,365

Oil, Gas & Coal – 3.5%

CONSOL Energy, Inc.	253,117	2,858

Denbury Resources, Inc.	391,886	870

Dril-Quip, Inc. *	41,801	2,531

Energen Corp.	107,338	3,927

Ensco PLC, Class A	262,586	2,723

Gulfport Energy Corp. *	136,076	3,856

HollyFrontier Corp.	195,268	6,897

Murphy USA, Inc. *	43,440	2,669

Nabors Industries Ltd.	311,543	2,866

Noble Corp. PLC	269,037	2,785

NOW, Inc. *	119,280	2,114

Oceaneering International, Inc.	108,110	3,594

Oil States International, Inc. *	56,946	1,795

Patterson-UTI Energy, Inc.	162,576	2,865

QEP Resources, Inc.	210,407	2,969

Rowan Cos. PLC, Class A	138,789	2,235

SM Energy Co.	74,877	1,403

Superior Energy Services, Inc.	168,043	2,250

Western Refining, Inc.	74,667	2,172

World Fuel Services Corp.	78,434	3,810

WPX Energy, Inc. *	258,583	1,807
		58,996

Passenger Transportation – 1.1%

Alaska Air Group, Inc.	137,958	11,315

JetBlue Airways Corp. *	355,129	7,501
		18,816

Real Estate – 0.5%

Alexander & Baldwin, Inc.	50,864	1,866

Jones Lang LaSalle, Inc.	49,863	5,850
		7,716

Real Estate Investment Trusts – 9.5%

Alexandria Real Estate Equities, Inc.	81,142	7,375

American Campus Communities, Inc.	144,070	6,784

Camden Property Trust	96,150	8,085

Care Capital Properties, Inc.	93,004	2,496

Communications Sales & Leasing, Inc.	132,891	2,957

Corporate Office Properties Trust	104,769	2,749

Corrections Corp. of America	129,366	4,146

Douglas Emmett, Inc.	154,814	4,661

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Real Estate Investment Trusts – 9.5% – continued

Duke Realty Corp.	382,638	$8,625

EPR Properties	70,017	4,665

Equity One, Inc.	100,302	2,875

First Industrial Realty Trust, Inc.	128,673	2,926

Healthcare Realty Trust, Inc.	113,006	3,491

Highwoods Properties, Inc.	106,296	5,082

Hospitality Properties Trust	168,033	4,463

Kilroy Realty Corp.	102,021	6,312

Lamar Advertising Co., Class A	90,768	5,582

LaSalle Hotel Properties	125,203	3,169

Liberty Property Trust	161,711	5,411

Mack-Cali Realty Corp.	99,168	2,330

Mid-America Apartment Communities, Inc.	83,375	8,522

National Retail Properties, Inc.	155,939	7,204

Omega Healthcare Investors, Inc.	183,110	6,464

Post Properties, Inc.	59,312	3,543

Potlatch Corp.	44,994	1,417

Rayonier, Inc.	136,050	3,358

Rayonier, Inc. – (Fractional Shares) (1)	50,000	–

Regency Centers Corp.	107,839	8,072

Senior Housing Properties Trust	263,008	4,705

Sovran Self Storage, Inc.	43,599	5,143

Tanger Factory Outlet Centers, Inc.	104,811	3,814

Taubman Centers, Inc.	66,708	4,752

Urban Edge Properties	101,680	2,627

Weingarten Realty Investors	126,096	4,731

WP Glimcher, Inc.	203,808	1,934
		160,470

Recreational Facilities & Services – 0.5%

Cinemark Holdings, Inc.	116,908	4,189

International Speedway Corp., Class A	29,424	1,086

Live Nation Entertainment, Inc. *	161,646	3,606
		8,881

Renewable Energy – 0.0%

SunEdison, Inc. *	346,973	187

Retail – Consumer Staples – 1.0%

Big Lots, Inc.	54,863	2,485

Casey’s General Stores, Inc.	43,240	4,900

CST Brands, Inc.	83,950	3,215

Sprouts Farmers Market, Inc. *	156,248	4,537

SUPERVALU, Inc. *	295,866	1,704

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Retail – Consumer Staples – 1.0% – continued

TravelCenters of America LLC – (Fractional Shares) (1)*	80,000	$–
		16,841

Retail – Discretionary – 2.8%

Abercrombie & Fitch Co., Class A	74,424	2,347

American Eagle Outfitters, Inc.	183,697	3,062

Ascena Retail Group, Inc. *	188,714	2,087

Cabela’s, Inc. *	53,230	2,592

Chico’s FAS, Inc.	147,664	1,960

Copart, Inc. *	112,961	4,606

Dick’s Sporting Goods, Inc.	99,770	4,664

Foot Locker, Inc.	151,733	9,787

Guess?, Inc.	70,491	1,323

HSN, Inc.	35,469	1,855

J.C. Penney Co., Inc. *	338,337	3,742

Office Depot, Inc. *	548,357	3,893

Williams-Sonoma, Inc.	91,324	4,999
		46,917

Semiconductors – 2.4%

Advanced Micro Devices, Inc. *	709,474	2,022

Atmel Corp.	466,230	3,786

Cree, Inc. *	111,638	3,249

Cypress Semiconductor Corp.	348,157	3,015

Fairchild Semiconductor International, Inc. *	125,780	2,515

Integrated Device Technology, Inc. *	149,200	3,050

Intersil Corp., Class A	146,750	1,962

IPG Photonics Corp. *	40,434	3,885

Microsemi Corp. *	124,329	4,763

Silicon Laboratories, Inc. *	42,894	1,928

Synaptics, Inc. *	40,567	3,235

Teradyne, Inc.	225,559	4,870

Vishay Intertechnology, Inc.	149,961	1,831
		40,111

Software – 4.5%

ACI Worldwide, Inc. *	131,792	2,740

Acxiom Corp. *	85,717	1,838

Allscripts Healthcare Solutions, Inc. *	209,858	2,772

ANSYS, Inc. *	97,597	8,731

Cadence Design Systems, Inc. *	337,800	7,965

CDK Global, Inc.	171,778	7,996

CommVault Systems, Inc. *	46,308	1,999

Fortinet, Inc. *	161,435	4,945

j2 Global, Inc.	51,264	3,157

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Software – 4.5% – continued

Manhattan Associates, Inc. *	80,585	$4,583

Mentor Graphics Corp.	109,841	2,233

NeuStar, Inc., Class A *	59,705	1,469

PTC, Inc. *	126,341	4,189

Rackspace Hosting, Inc. *	123,166	2,659

Synopsys, Inc. *	167,599	8,118

Tyler Technologies, Inc. *	36,426	4,685

Ultimate Software Group (The), Inc. *	31,936	6,180
		76,259

Specialty Finance – 2.0%

CoreLogic, Inc. *	97,397	3,380

First American Financial Corp.	120,736	4,601

GATX Corp.	46,347	2,201

Global Payments, Inc.	143,149	9,347

Jack Henry & Associates, Inc.	87,132	7,369

SLM Corp. *	473,410	3,011

WEX, Inc. *	42,571	3,549
		33,458

Technology Services – 3.7%

Broadridge Financial Solutions, Inc.	131,348	7,790

Computer Sciences Corp.	152,889	5,258

comScore, Inc. *	52,090	1,565

Convergys Corp.	107,003	2,971

DST Systems, Inc.	35,064	3,954

FactSet Research Systems, Inc.	45,514	6,897

Fair Isaac Corp.	34,766	3,688

Gartner, Inc. *	91,021	8,133

Leidos Holdings, Inc.	71,175	3,582

MarketAxess Holdings, Inc.	41,489	5,179

MAXIMUS, Inc.	72,038	3,792

MSCI, Inc.	98,324	7,284

Science Applications International Corp.	45,594	2,432
		62,525

Telecom – 0.2%

Telephone & Data Systems, Inc.	104,743	3,152

Transportation & Logistics – 1.0%

Genesee & Wyoming, Inc., Class A *	62,808	3,938

Kirby Corp. *	59,448	3,584

Landstar System, Inc.	46,953	3,034

Old Dominion Freight Line, Inc. *	76,022	5,293

Werner Enterprises, Inc.	49,648	1,348
		17,197

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Transportation Equipment – 0.7%

Trinity Industries, Inc.	168,452	$3,084

Wabtec Corp.	101,685	8,063
		11,147

Utilities – 5.6%

Alliant Energy Corp.	125,418	9,316

Aqua America, Inc.	195,593	6,224

Atmos Energy Corp.	112,795	8,376

Black Hills Corp.	56,634	3,406

Cleco Corp.	67,096	3,704

Great Plains Energy, Inc.	170,458	5,497

Hawaiian Electric Industries, Inc.	119,254	3,864

IDACORP, Inc.	55,681	4,153

National Fuel Gas Co.	93,771	4,693

New Jersey Resources Corp.	94,860	3,456

OGE Energy Corp.	221,058	6,329

ONE Gas, Inc.	57,992	3,543

PNM Resources, Inc.	87,848	2,962

Questar Corp.	193,799	4,806

Talen Energy Corp. *	70,694	636

UGI Corp.	190,201	7,663

Vectren Corp.	91,448	4,624

Westar Energy, Inc.	156,571	7,768

WGL Holdings, Inc.	55,259	3,999
		95,019

Waste & Environment Services & Equipment – 1.1%

CLARCOR, Inc.	53,885	3,114

Clean Harbors, Inc. *	57,970	2,860

Donaldson Co., Inc.	136,534	4,357

Waste Connections, Inc.	135,344	8,742
		19,073
Total Common Stocks
(Cost $1,355,653)		1,634,370

INVESTMENT COMPANIES – 2.2%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (2)(3)	37,458,073	37,458
Total Investment Companies
(Cost $37,458)		37,458

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.31%, 9/15/16 (4)(5)	$3,700	$3,694
Total Short-Term Investments
(Cost $3,695)		3,694

Total Investments – 99.2%
(Cost $1,396,806)		1,675,522

Other Assets less Liabilities – 0.8%		14,197
NET ASSETS – 100.0%		$1,689,719

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day yield as of March 31, 2016 is disclosed.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
(5)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-Mini S&P MidCap 400	377	$54,333	Long	6/16	$1,750

At March 31, 2016, the industry sectors (unaudited) for the Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.6%
Consumer Staples	4.2
Energy	3.3
Financials	25.3
Health Care	8.1
Industrials	15.5
Information Technology	16.5
Materials	7.2
Telecommunication Services	0.2
Utilities	6.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$1,634,370	$–	$–	$1,634,370
Investment Companies	37,458	–	–	37,458
Short-Term Investments	–	3,694	–	3,694
Total Investments	$1,671,828	$3,694	$–	$1,675,522

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,750	$–	$–	$1,750

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3%

Aerospace & Defense – 1.3%

AAR Corp.	20,402	$475

Aerojet Rocketdyne Holdings, Inc. *	35,715	585

Aerovironment, Inc. *	11,285	320

Astronics Corp. *	12,655	483

Ducommun, Inc. *	6,274	96

Esterline Technologies Corp. *	16,810	1,077

HEICO Corp.	10,938	658

HEICO Corp., Class A	22,686	1,080

KLX, Inc. *	30,023	965

Moog, Inc., Class A *	20,892	954

National Presto Industries, Inc.	2,832	237

Smith & Wesson Holding Corp. *	30,538	813

Sturm Ruger & Co., Inc.	10,635	727

TASER International, Inc. *	30,512	599

Teledyne Technologies, Inc. *	20,050	1,767

Woodward, Inc.	35,208	1,831
		12,667

Apparel & Textile Products – 1.0%

Albany International Corp., Class A	16,122	606

Cherokee, Inc. *	4,674	83

Columbia Sportswear Co.	16,328	981

Crocs, Inc. *	44,372	427

Culp, Inc.	6,134	161

Deckers Outdoor Corp. *	18,638	1,117

G-III Apparel Group Ltd. *	22,710	1,110

Iconix Brand Group, Inc. *	26,515	214

Movado Group, Inc.	9,305	256

Oxford Industries, Inc.	8,365	562

Perry Ellis International, Inc. *	6,705	123

Sequential Brands Group, Inc. *	19,912	127

Steven Madden Ltd. *	32,034	1,187

Superior Uniform Group, Inc.	4,036	72

Tumi Holdings, Inc. *	32,029	859

Unifi, Inc. *	8,319	191

Vince Holding Corp. *	8,426	53

Weyco Group, Inc.	3,584	95

Wolverine World Wide, Inc.	58,837	1,084
		9,308

Asset Management – 0.6%

6D Global Technologies, Inc. *	6,795	2

Acacia Research Corp.	28,132	107

Altisource Asset Management Corp. *	494	6

Ashford, Inc. *	557	25

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Asset Management – 0.6% – continued

Associated Capital Group, Inc., Class A *	3,488	$98

Calamos Asset Management, Inc., Class A	9,919	84

Cohen & Steers, Inc.	11,374	443

Diamond Hill Investment Group, Inc.	1,683	298

Fifth Street Asset Management, Inc.	3,402	10

Financial Engines, Inc.	29,528	928

GAMCO Investors, Inc., Class A	3,488	129

Janus Capital Group, Inc.	83,432	1,221

Ladenburg Thalmann Financial Services, Inc. *	57,686	144

Medley Management, Inc., Class A	3,439	19

OM Asset Management PLC	13,482	180

Oppenheimer Holdings, Inc., Class A	6,016	95

Pzena Investment Management, Inc., Class A	7,360	55

Real Industry, Inc. *	13,417	117

Safeguard Scientifics, Inc. *	11,387	151

Tiptree Financial, Inc., Class A	16,094	92

Virtus Investment Partners, Inc.	3,951	309

Westwood Holdings Group, Inc.	4,357	255

WisdomTree Investments, Inc.	64,946	742

ZAIS Group Holdings, Inc. *	2,199	11
		5,521

Automotive – 1.1%

American Axle & Manufacturing Holdings, Inc. *	43,245	666

Cooper Tire & Rubber Co.	32,684	1,210

Cooper-Standard Holding, Inc. *	7,750	557

Dana Holding Corp.	87,213	1,229

Dorman Products, Inc. *	15,200	827

Federal-Mogul Holdings Corp. *	16,601	164

Gentherm, Inc. *	20,440	850

Horizon Global Corp. *	9,931	125

Metaldyne Performance Group, Inc.	6,418	108

Methode Electronics, Inc.	21,861	639

Miller Industries, Inc.	6,287	127

Modine Manufacturing Co. *	26,980	297

Motorcar Parts of America, Inc. *	10,084	383

Standard Motor Products, Inc.	11,390	395

Strattec Security Corp.	2,048	117

Superior Industries International, Inc.	13,594	300

Tenneco, Inc. *	32,864	1,693

Tower International, Inc.	12,201	332

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Automotive – 1.1% – continued

TriMas Corp. *	25,878	$453
		10,472

Banking – 10.2%

1st Source Corp.	9,498	302

Access National Corp.	3,902	77

Allegiance Bancshares, Inc. *	1,660	30

American National Bankshares, Inc.	4,755	120

Ameris Bancorp	18,303	541

Ames National Corp.	5,455	135

Anchor BanCorp Wisconsin, Inc. *	4,365	197

Arrow Financial Corp.	6,149	163

Astoria Financial Corp.	50,997	808

Banc of California, Inc.	25,006	438

BancFirst Corp.	4,116	235

Banco Latinoamericano de Comercio Exterior S.A., Class E	17,297	419

Bancorp (The), Inc. *	19,337	111

BancorpSouth, Inc.	54,658	1,165

Bank Mutual Corp.	25,732	195

Bank of Marin Bancorp	3,487	172

Bank of the Ozarks, Inc.	44,203	1,855

BankFinancial Corp.	10,266	121

Banner Corp.	12,048	506

Bar Harbor Bankshares	3,455	115

BBCN Bancorp, Inc.	45,258	687

Bear State Financial, Inc. *	7,115	66

Beneficial Bancorp, Inc. *	46,940	643

Berkshire Hills Bancorp, Inc.	16,897	454

Blue Hills Bancorp, Inc.	16,352	224

BNC Bancorp	16,988	359

BofI Holding, Inc. *	34,951	746

Boston Private Financial Holdings, Inc.	47,694	546

Bridge Bancorp, Inc.	8,289	253

Brookline Bancorp, Inc.	40,171	442

Bryn Mawr Bank Corp.	10,364	267

BSB Bancorp, Inc. *	4,653	105

C1 Financial, Inc. *	3,424	83

Camden National Corp.	4,086	172

Capital Bank Financial Corp., Class A	12,502	386

Capital City Bank Group, Inc.	5,887	86

Capitol Federal Financial, Inc.	79,063	1,048

Cardinal Financial Corp.	18,471	376

Cascade Bancorp *	16,716	95

Cathay General Bancorp	45,154	1,279

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Banking – 10.2% – continued

CenterState Banks, Inc.	26,131	$389

Central Pacific Financial Corp.	13,295	289

Century Bancorp, Inc., Class A	1,829	71

Charter Financial Corp.	9,198	124

Chemical Financial Corp.	19,183	685

Citizens & Northern Corp.	6,657	132

City Holding Co.	8,785	420

Clifton Bancorp, Inc.	15,249	231

CNB Financial Corp.	8,016	141

CoBiz Financial, Inc.	21,206	251

Columbia Banking System, Inc.	32,642	977

Community Bank System, Inc.	24,185	924

Community Trust Bancorp, Inc.	9,037	319

CommunityOne Bancorp *	7,043	94

ConnectOne Bancorp, Inc.	16,698	273

CU Bancorp *	9,433	200

Customers Bancorp, Inc. *	15,446	365

CVB Financial Corp.	60,328	1,053

Dime Community Bancshares, Inc.	17,920	316

Eagle Bancorp, Inc. *	16,985	815

Enterprise Bancorp, Inc.	4,067	107

Enterprise Financial Services Corp.	11,429	309

Equity Bancshares, Inc., Class A *	1,239	26

EverBank Financial Corp.	55,109	832

Farmers Capital Bank Corp.	4,050	107

FCB Financial Holdings, Inc., Class A *	15,971	531

Fidelity Southern Corp.	9,844	158

Financial Institutions, Inc.	7,993	232

First BanCorp *	65,710	192

First Bancorp	10,883	205

First Bancorp, Inc.	5,857	114

First Busey Corp.	14,058	288

First Business Financial Services, Inc.	4,794	110

First Citizens BancShares, Inc., Class A	4,387	1,101

First Commonwealth Financial Corp.	51,093	453

First Community Bancshares, Inc.	10,375	206

First Connecticut Bancorp, Inc.	8,927	142

First Defiance Financial Corp.	5,419	208

First Financial Bancorp	35,252	641

First Financial Bankshares, Inc.	36,492	1,079

First Financial Corp.	6,118	209

First Interstate BancSystem, Inc., Class A	11,310	318

First Merchants Corp.	23,187	547

First Midwest Bancorp, Inc.	44,138	795

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Banking – 10.2% – continued

First NBC Bank Holding Co. *	8,544	$176

First of Long Island (The) Corp.	7,157	204

FirstMerit Corp.	94,187	1,983

Flushing Financial Corp.	16,966	367

FNB Corp.	114,298	1,487

Fox Chase Bancorp, Inc.	6,598	127

Franklin Financial Network, Inc. *	2,937	79

Fulton Financial Corp.	99,955	1,337

German American Bancorp, Inc.	8,501	274

Glacier Bancorp, Inc.	42,971	1,092

Great Southern Bancorp, Inc.	6,113	227

Great Western Bancorp, Inc.	23,486	640

Green Bancorp, Inc. *	7,829	59

Guaranty Bancorp	8,081	125

Hampton Roads Bankshares, Inc. *	18,964	34

Hancock Holding Co.	44,321	1,018

Hanmi Financial Corp.	18,390	405

Heartland Financial USA, Inc.	10,848	334

Heritage Commerce Corp.	13,649	137

Heritage Financial Corp.	17,490	307

Heritage Oaks Bancorp	13,247	103

Hilltop Holdings, Inc. *	43,560	822

Hingham Institution for Savings	707	84

Home BancShares, Inc.	32,312	1,323

HomeTrust Bancshares, Inc. *	11,195	205

Horizon Bancorp	6,368	157

IBERIABANK Corp.	21,780	1,117

Independent Bank Corp.	14,889	684

Independent Bank Corp. (Berlin Exchange)	13,463	196

Independent Bank Group, Inc.	5,494	151

International Bancshares Corp.	31,017	765

Investors Bancorp, Inc.	186,562	2,172

Kearny Financial Corp.	52,994	654

Lakeland Bancorp, Inc.	22,556	229

Lakeland Financial Corp.	9,495	435

LegacyTexas Financial Group, Inc.	27,189	534

Live Oak Bancshares, Inc.	2,626	39

MainSource Financial Group, Inc.	12,701	268

MB Financial, Inc.	42,592	1,382

Mercantile Bank Corp.	9,945	223

Merchants Bancshares, Inc.	2,836	84

Meridian Bancorp, Inc.	31,674	441

MidWestOne Financial Group, Inc.	4,509	124

National Bank Holdings Corp., Class A	17,327	353

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Banking – 10.2% – continued

National Bankshares, Inc.	3,833	$132

National Commerce Corp. *	3,250	77

National Penn Bancshares, Inc.	79,438	845

NBT Bancorp, Inc.	25,268	681

Northfield Bancorp, Inc.	26,734	440

Northwest Bancshares, Inc.	57,234	773

OceanFirst Financial Corp.	7,389	131

OFG Bancorp	25,053	175

Old National Bancorp	66,104	806

Old Second Bancorp, Inc. *	16,920	121

Opus Bank	5,906	201

Oritani Financial Corp.	25,355	430

Pacific Continental Corp.	11,080	179

Pacific Premier Bancorp, Inc. *	15,539	332

Park National Corp.	7,465	672

Park Sterling Corp.	28,122	188

Peapack Gladstone Financial Corp.	8,498	144

Penns Woods Bancorp, Inc.	2,657	102

Peoples Bancorp, Inc.	10,337	202

Peoples Financial Services Corp.	4,373	163

People’s Utah Bancorp	1,224	19

Pinnacle Financial Partners, Inc.	20,290	995

Preferred Bank	6,809	206

PrivateBancorp, Inc.	44,561	1,720

Prosperity Bancshares, Inc.	39,928	1,852

Provident Financial Services, Inc.	37,208	751

QCR Holdings, Inc.	6,660	159

Renasant Corp.	22,822	751

Republic Bancorp, Inc., Class A	5,458	141

S&T Bancorp, Inc.	19,965	514

Sandy Spring Bancorp, Inc.	14,260	397

Seacoast Banking Corp. of Florida *	13,461	213

ServisFirst Bancshares, Inc.	12,736	565

Sierra Bancorp	6,709	122

Simmons First National Corp., Class A	16,999	766

South State Corp.	13,761	884

Southside Bancshares, Inc.	14,178	370

Southwest Bancorp, Inc.	10,738	162

State Bank Financial Corp.	20,765	410

Sterling Bancorp	67,597	1,077

Stock Yards Bancorp, Inc.	8,674	334

Stonegate Bank	6,250	187

Suffolk Bancorp	6,934	175

Sun Bancorp, Inc. *	5,262	109

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Banking – 10.2% – continued

Talmer Bancorp, Inc., Class A	29,187	$528

Territorial Bancorp, Inc.	4,805	125

Texas Capital Bancshares, Inc. *	26,061	1,000

Tompkins Financial Corp.	8,637	553

Towne Bank	26,011	499

TriCo Bancshares	13,204	334

TriState Capital Holdings, Inc. *	12,152	153

Triumph Bancorp, Inc. *	8,525	135

TrustCo Bank Corp. NY	55,441	336

Trustmark Corp.	38,024	876

UMB Financial Corp.	22,391	1,156

Umpqua Holdings Corp.	124,699	1,978

Union Bankshares Corp.	25,748	634

United Bankshares, Inc.	39,381	1,445

United Community Banks, Inc.	30,510	564

United Community Financial Corp.	29,432	173

United Financial Bancorp, Inc.	27,697	349

Univest Corp. of Pennsylvania	11,073	216

Valley National Bancorp	131,021	1,250

Washington Federal, Inc.	53,467	1,211

Washington Trust Bancorp, Inc.	8,361	312

Waterstone Financial, Inc.	16,260	222

Webster Financial Corp.	51,439	1,847

WesBanco, Inc.	21,959	652

West Bancorporation, Inc.	8,883	162

Westamerica Bancorporation	14,523	707

Western Alliance Bancorp *	48,558	1,621

Wilshire Bancorp, Inc.	40,602	418

Wintrust Financial Corp.	26,946	1,195

WSFS Financial Corp.	17,517	570

Yadkin Financial Corp.	24,965	591
		97,443

Biotechnology & Pharmaceuticals – 5.6%

Abeona Therapeutics, Inc. *	5,625	14

ACADIA Pharmaceuticals, Inc. *	47,908	1,340

Acceleron Pharma, Inc. *	13,921	367

Aceto Corp.	16,774	395

Achillion Pharmaceuticals, Inc. *	67,124	518

Aclaris Therapeutics, Inc. *	3,193	61

Acorda Therapeutics, Inc. *	24,336	644

Adamas Pharmaceuticals, Inc. *	5,685	82

Aduro Biotech, Inc. *	4,568	59

Advaxis, Inc. *	16,634	150

Aegerion Pharmaceuticals, Inc. *	13,714	51

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Biotechnology & Pharmaceuticals – 5.6% – continued

Aerie Pharmaceuticals, Inc. *	11,917	$145

Affimed N.V. *	8,364	31

Agenus, Inc. *	45,581	190

Agile Therapeutics, Inc. *	5,635	35

Aimmune Therapeutics, Inc. *	6,086	83

Akebia Therapeutics, Inc. *	18,224	164

Albany Molecular Research, Inc. *	13,968	214

Alder Biopharmaceuticals, Inc. *	13,475	330

Alimera Sciences, Inc. *	16,877	30

AMAG Pharmaceuticals, Inc. *	19,698	461

Amicus Therapeutics, Inc. *	66,295	560

Amphastar Pharmaceuticals, Inc. *	18,434	221

Anacor Pharmaceuticals, Inc. *	23,309	1,246

ANI Pharmaceuticals, Inc. *	4,655	157

Anika Therapeutics, Inc. *	8,190	366

Antares Pharma, Inc. *	94,630	82

Anthera Pharmaceuticals, Inc. *	22,078	80

Applied Genetic Technologies Corp. *	4,765	67

Aralez Pharmaceuticals, Inc. *	30,226	107

Aratana Therapeutics, Inc. *	16,234	90

Ardelyx, Inc. *	12,615	98

Arena Pharmaceuticals, Inc. *	136,193	268

ARIAD Pharmaceuticals, Inc. *	95,553	611

Array BioPharma, Inc. *	82,707	244

Arrowhead Research Corp. *	35,814	173

Assembly Biosciences, Inc. *	7,839	39

Asterias Biotherapeutics, Inc. *	5,682	27

Atara Biotherapeutics, Inc. *	9,484	180

aTyr Pharma, Inc. *	3,297	13

Avalanche Biotechnologies, Inc. *	10,715	55

Avexis, Inc. *	2,645	72

Axovant Sciences Ltd. *	7,739	89

Bellicum Pharmaceuticals, Inc. *	4,739	44

BioCryst Pharmaceuticals, Inc. *	42,103	119

BioDelivery Sciences International, Inc. *	26,452	85

BioSpecifics Technologies Corp. *	2,687	94

BioTime, Inc. *	31,498	90

Blueprint Medicines Corp. *	5,129	93

Calithera Biosciences, Inc. *	5,758	33

Cambrex Corp. *	17,786	783

Cara Therapeutics, Inc. *	10,871	68

Carbylan Therapeutics, Inc. *	6,495	4

Catabasis Pharmaceuticals, Inc. *	1,758	9

Catalyst Pharmaceuticals, Inc. *	41,210	48

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Biotechnology & Pharmaceuticals – 5.6% – continued

Celldex Therapeutics, Inc. *	56,168	$212

Cellular Biomedicine Group, Inc. *	5,395	101

Cempra, Inc. *	19,980	350

ChemoCentryx, Inc. *	15,056	37

Chiasma, Inc. *	4,004	37

Chimerix, Inc. *	25,396	130

Cidara Therapeutics, Inc. *	2,544	32

Clovis Oncology, Inc. *	16,032	308

Coherus Biosciences, Inc. *	13,198	280

Collegium Pharmaceutical, Inc. *	3,607	65

Concert Pharmaceuticals, Inc. *	9,194	126

Corcept Therapeutics, Inc. *	36,904	173

Corium International, Inc. *	6,013	23

CorMedix, Inc. *	20,014	53

CTI BioPharma Corp. *	117,465	62

Curis, Inc. *	60,935	98

Cytokinetics, Inc. *	19,448	137

CytomX Therapeutics, Inc. *	4,257	55

CytRx Corp. *	36,793	99

Depomed, Inc. *	34,161	476

Dermira, Inc. *	8,951	185

Dicerna Pharmaceuticals, Inc. *	8,257	44

Dimension Therapeutics, Inc. *	3,113	24

Durect Corp. *	61,579	83

Dynavax Technologies Corp. *	20,906	402

Eagle Pharmaceuticals, Inc. *	4,814	195

Edge Therapeutics, Inc. *	4,671	43

Editas Medicine, Inc. *	3,859	133

Emergent BioSolutions, Inc. *	17,267	628

Enanta Pharmaceuticals, Inc. *	9,013	265

Endocyte, Inc. *	20,192	63

Epizyme, Inc. *	22,873	277

Esperion Therapeutics, Inc. *	7,177	121

Exelixis, Inc. *	128,315	513

Fibrocell Science, Inc. *	14,870	37

FibroGen, Inc. *	27,332	582

Five Prime Therapeutics, Inc. *	12,912	525

Flexion Therapeutics, Inc. *	7,606	70

Foamix Pharmaceuticals Ltd. *	12,366	81

Galena Biopharma, Inc. *	89,960	122

Genocea Biosciences, Inc. *	12,037	93

Geron Corp. *	91,953	269

Global Blood Therapeutics, Inc. *	3,774	60

Halozyme Therapeutics, Inc. *	60,522	573

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Biotechnology & Pharmaceuticals – 5.6% – continued

Heron Therapeutics, Inc. *	16,833	$320

Heska Corp. *	3,097	88

Idera Pharmaceuticals, Inc. *	48,170	95

Ignyta, Inc. *	11,950	81

Immune Design Corp. *	6,191	80

ImmunoGen, Inc. *	49,369	421

Immunomedics, Inc. *	52,804	132

Impax Laboratories, Inc. *	40,784	1,306

Infinity Pharmaceuticals, Inc. *	27,647	146

Innoviva, Inc.	48,845	615

Inovio Pharmaceuticals, Inc. *	40,179	350

Insmed, Inc. *	35,218	446

Insys Therapeutics, Inc. *	13,198	211

Intersect ENT, Inc. *	9,165	174

Intra-Cellular Therapies, Inc. *	15,192	422

Ironwood Pharmaceuticals, Inc. *	71,968	787

Karyopharm Therapeutics, Inc. *	12,655	113

Keryx Biopharmaceuticals, Inc. *	57,843	270

Kite Pharma, Inc. *	18,413	845

La Jolla Pharmaceutical Co. *	8,262	173

Lannett Co., Inc. *	15,118	271

Lexicon Pharmaceuticals, Inc. *	23,911	286

Ligand Pharmaceuticals, Inc. *	9,958	1,066

Lion Biotechnologies, Inc. *	26,780	136

Loxo Oncology, Inc. *	5,271	144

MacroGenics, Inc. *	18,089	339

MannKind Corp. *	137,936	222

Medicines (The) Co. *	37,670	1,197

Merrimack Pharmaceuticals, Inc. *	66,145	554

Mirati Therapeutics, Inc. *	6,812	146

Momenta Pharmaceuticals, Inc. *	34,985	323

MyoKardia, Inc. *	3,473	37

NantKwest, Inc. *	3,638	30

Natural Health Trends Corp.	4,315	143

Nature’s Sunshine Products, Inc.	5,978	57

Nektar Therapeutics *	74,910	1,030

Neos Therapeutics, Inc. *	3,019	33

Neurocrine Biosciences, Inc. *	48,585	1,922

NewLink Genetics Corp. *	12,052	219

Nivalis Therapeutics, Inc. *	2,749	11

Northwest Biotherapeutics, Inc. *	25,566	37

Novavax, Inc. *	152,700	788

Nutraceutical International Corp. *	4,729	115

Ocular Therapeutix, Inc. *	8,366	81

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Biotechnology & Pharmaceuticals – 5.6% – continued

Omega Protein Corp. *	12,155	$206

Omeros Corp. *	21,086	323

Oncocyte Corp. *	1,574	7

OncoMed Pharmaceuticals, Inc. *	9,234	93

Oncothyreon, Inc. *	56,954	72

Ophthotech Corp. *	13,501	571

Orexigen Therapeutics, Inc. *	56,096	32

Organovo Holdings, Inc. *	50,616	110

Osiris Therapeutics, Inc. *	10,408	59

Otonomy, Inc. *	10,437	156

Pacira Pharmaceuticals, Inc. *	20,734	1,098

Paratek Pharmaceuticals, Inc. *	6,664	101

PDL BioPharma, Inc.	95,455	318

Peregrine Pharmaceuticals, Inc. *	110,934	47

Pernix Therapeutics Holdings, Inc. *	23,759	25

Pfenex, Inc. *	8,938	88

Phibro Animal Health Corp., Class A	9,822	266

Portola Pharmaceuticals, Inc. *	28,421	580

Prestige Brands Holdings, Inc. *	29,706	1,586

Progenics Pharmaceuticals, Inc. *	38,830	169

Proteon Therapeutics, Inc. *	4,197	32

Prothena Corp. PLC *	19,204	790

PTC Therapeutics, Inc. *	19,325	124

Radius Health, Inc. *	18,821	592

Raptor Pharmaceutical Corp. *	45,483	209

REGENXBIO, Inc. *	4,023	43

Regulus Therapeutics, Inc. *	15,488	107

Relypsa, Inc. *	18,285	248

Repligen Corp. *	18,796	504

Retrophin, Inc. *	20,365	278

Revance Therapeutics, Inc. *	10,756	188

Rigel Pharmaceuticals, Inc. *	50,011	104

Sage Therapeutics, Inc. *	8,848	284

Sagent Pharmaceuticals, Inc. *	12,309	150

Sangamo BioSciences, Inc. *	40,750	247

Sarepta Therapeutics, Inc. *	25,935	506

SciClone Pharmaceuticals, Inc. *	28,126	309

Seres Therapeutics, Inc. *	4,691	125

Sorrento Therapeutics, Inc. *	15,499	83

Spark Therapeutics, Inc. *	4,499	133

Spectrum Pharmaceuticals, Inc. *	38,001	242

Stemline Therapeutics, Inc. *	8,540	40

Sucampo Pharmaceuticals, Inc., Class A *	14,538	159

Supernus Pharmaceuticals, Inc. *	19,265	294

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Biotechnology & Pharmaceuticals – 5.6% – continued

Synergy Pharmaceuticals, Inc. *	55,916	$154

Synta Pharmaceuticals Corp. *	49,501	12

Synutra International, Inc. *	11,399	57

Teligent, Inc. *	24,303	119

TESARO, Inc. *	13,308	586

Tetraphase Pharmaceuticals, Inc. *	19,772	92

TG Therapeutics, Inc. *	19,985	170

TherapeuticsMD, Inc. *	81,771	523

Theravance Biopharma, Inc. *	16,360	308

Threshold Pharmaceuticals, Inc. *	35,878	17

Tobira Therapeutics, Inc. *	1,631	13

Tokai Pharmaceuticals, Inc. *	5,289	30

Trevena, Inc. *	19,113	158

Ultragenyx Pharmaceutical, Inc. *	21,873	1,385

USANA Health Sciences, Inc. *	3,165	384

Vanda Pharmaceuticals, Inc. *	24,320	203

Verastem, Inc. *	17,589	28

Versartis, Inc. *	13,294	107

Vitae Pharmaceuticals, Inc. *	7,255	48

Vital Therapies, Inc. *	12,140	110

VIVUS, Inc. *	58,716	82

Voyager Therapeutics, Inc. *	3,193	28

vTv Therapeutics, Inc., Class A *	4,422	23

XBiotech, Inc. *	2,194	21

Xencor, Inc. *	16,558	222

XenoPort, Inc. *	33,194	150

XOMA Corp. *	51,005	39

Zafgen, Inc. *	9,013	60

ZIOPHARM Oncology, Inc. *	66,006	490

Zogenix, Inc. *	14,699	136

Zynerba Pharmaceuticals, Inc. *	1,887	18
		53,654

Chemicals – 1.9%

A. Schulman, Inc.	16,834	458

American Vanguard Corp. *	16,449	260

Arcadia Biosciences, Inc. *	4,302	12

Axiall Corp.	40,306	880

Balchem Corp.	17,689	1,097

Calgon Carbon Corp.	30,157	423

Chemtura Corp. *	38,066	1,005

Ferro Corp. *	39,436	468

FutureFuel Corp.	13,675	161

H.B. Fuller Co.	28,647	1,216

Hawkins, Inc.	6,182	223

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Chemicals – 1.9% – continued

Innophos Holdings, Inc.	11,016	$341

Innospec, Inc.	13,743	596

Intrepid Potash, Inc. *	30,245	34

KMG Chemicals, Inc.	5,304	122

Koppers Holdings, Inc. *	12,052	271

Kraton Performance Polymers, Inc. *	17,569	304

Kronos Worldwide, Inc.	12,172	70

Landec Corp. *	15,848	166

LSB Industries, Inc. *	10,881	139

Lydall, Inc. *	9,910	322

Materion Corp.	11,706	310

Minerals Technologies, Inc.	19,812	1,126

Oil-Dri Corp. of America	2,982	101

Olin Corp.	93,977	1,632

OMNOVA Solutions, Inc. *	25,817	144

PolyOne Corp.	50,816	1,537

Quaker Chemical Corp.	7,606	645

Rayonier Advanced Materials, Inc.	24,097	229

Rentech, Inc. *	12,547	28

Sensient Technologies Corp.	26,497	1,682

Stepan Co.	11,007	609

Trecora Resources *	11,446	110

Trinseo S.A. *	6,364	234

Tronox Ltd., Class A	34,960	223

Univar, Inc. *	23,454	403

Valhi, Inc.	10,334	12

WD-40 Co.	8,243	890
		18,483

Commercial Services – 2.6%

ABM Industries, Inc.	31,756	1,026

Advisory Board (The) Co. *	24,119	778

Alarm.com Holdings, Inc. *	4,403	104

AMN Healthcare Services, Inc. *	26,993	907

ARC Document Solutions, Inc. *	22,395	101

Ascent Capital Group, Inc., Class A *	7,600	113

Barrett Business Services, Inc.	4,221	121

Brady Corp., Class A	27,217	731

Brink’s (The) Co.	27,610	927

Care.com, Inc. *	10,374	64

CBIZ, Inc. *	28,860	291

CDI Corp.	7,767	49

CEB, Inc.	19,009	1,230

Cimpress N.V. *	18,650	1,691

Collectors Universe, Inc.	3,800	63

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Commercial Services – 2.6% – continued

CorVel Corp. *	4,911	$194

CRA International, Inc. *	5,032	99

Cross Country Healthcare, Inc. *	17,980	209

Deluxe Corp.	28,348	1,772

Ennis, Inc.	14,381	281

Franklin Covey Co. *	7,385	130

FTI Consulting, Inc. *	23,628	839

G&K Services, Inc., Class A	11,371	833

GP Strategies Corp. *	7,649	210

Hackett Group (The), Inc.	13,975	211

Healthcare Services Group, Inc.	40,474	1,490

Heidrick & Struggles International, Inc.	10,300	244

Hill International, Inc. *	20,578	69

HMS Holdings Corp. *	47,779	686

Huron Consulting Group, Inc. *	12,259	713

Insperity, Inc.	9,183	475

Kelly Services, Inc., Class A	17,197	329

Kforce, Inc.	13,838	271

Korn/Ferry International	28,468	805

LifeLock, Inc. *	53,638	647

National Research Corp., Class A	5,519	86

Navigant Consulting, Inc. *	27,659	437

On Assignment, Inc. *	29,369	1,084

Park-Ohio Holdings Corp.	4,874	209

Patriot National, Inc. *	4,551	35

Quad/Graphics, Inc.	16,953	219

Resources Connection, Inc.	21,824	340

RPX Corp. *	31,068	350

Sotheby’s	31,539	843

SP Plus Corp. *	9,887	238

TriNet Group, Inc. *	23,795	341

TrueBlue, Inc. *	23,871	624

UniFirst Corp.	8,422	919

Vectrus, Inc. *	5,747	131

Viad Corp.	11,609	339

Volt Information Sciences, Inc. *	5,135	39
		24,937

Construction Materials – 0.8%

Advanced Drainage Systems, Inc.	19,314	411

Apogee Enterprises, Inc.	16,638	730

Boise Cascade Co. *	22,598	468

Continental Building Products, Inc. *	17,749	329

Deltic Timber Corp.	6,162	371

Headwaters, Inc. *	41,829	830

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Construction Materials – 0.8% – continued

Louisiana-Pacific Corp. *	80,879	$1,385

Patrick Industries, Inc. *	7,346	334

Ply Gem Holdings, Inc. *	11,801	166

Summit Materials, Inc., Class A *	18,518	360

Trex Co., Inc. *	16,975	814

United States Lime & Minerals, Inc.	1,056	63

Universal Forest Products, Inc.	11,421	980

US Concrete, Inc. *	8,397	500
		7,741

Consumer Products – 2.6%

Alico, Inc.	2,118	58

Amplify Snack Brands, Inc. *	8,205	118

B&G Foods, Inc.	35,627	1,240

Boston Beer (The) Co., Inc., Class A *	5,177	958

Cal-Maine Foods, Inc.	17,801	924

Central Garden & Pet Co., Class A *	24,534	400

Clearwater Paper Corp. *	10,206	495

Coca-Cola Bottling Co. Consolidated	2,665	426

Craft Brew Alliance, Inc. *	6,100	50

Darling Ingredients, Inc. *	94,240	1,241

Dean Foods Co.	53,609	929

Elizabeth Arden, Inc. *	14,655	120

Farmer Brothers Co. *	4,406	123

Fresh Del Monte Produce, Inc.	18,860	793

Helen of Troy Ltd. *	16,130	1,673

HRG Group, Inc. *	44,888	625

Inter Parfums, Inc.	9,912	306

Inventure Foods, Inc. *	10,611	60

J&J Snack Foods Corp.	8,439	914

John B. Sanfilippo & Son, Inc.	4,804	332

Lancaster Colony Corp.	10,474	1,158

Lifeway Foods, Inc. *	2,538	28

Limoneira Co.	6,659	101

MGP Ingredients, Inc.	5,823	141

National Beverage Corp. *	6,579	278

Orchids Paper Products Co.	5,488	151

PICO Holdings, Inc. *	13,155	135

Post Holdings, Inc. *	35,019	2,408

Revlon, Inc., Class A *	6,699	244

Sanderson Farms, Inc.	12,748	1,150

Seaboard Corp. *	151	453

Seneca Foods Corp., Class A *	4,114	143

Senomyx, Inc. *	25,145	65

Snyder’s-Lance, Inc.	39,346	1,239

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Consumer Products – 2.6% – continued

Tejon Ranch Co. *	7,836	$161

Tootsie Roll Industries, Inc.	11,170	390

TreeHouse Foods, Inc. *	32,068	2,782

Universal Corp.	12,794	727

Vector Group Ltd.	48,340	1,104
		24,643

Consumer Services – 0.8%

American Public Education, Inc. *	9,520	196

Apollo Education Group, Inc. *	54,448	447

Bridgepoint Education, Inc. *	9,106	92

Bright Horizons Family Solutions, Inc. *	21,141	1,369

Cambium Learning Group, Inc. *	6,958	30

Capella Education Co.	6,983	368

Career Education Corp. *	41,481	188

Carriage Services, Inc.	9,148	198

DeVry Education Group, Inc.	36,228	626

Grand Canyon Education, Inc. *	26,691	1,141

K12, Inc. *	18,771	186

Matthews International Corp., Class A	18,731	964

Medifast, Inc.	6,135	185

Nutrisystem, Inc.	16,833	351

Regis Corp. *	20,813	316

Rent-A-Center, Inc.	30,446	483

Strayer Education, Inc. *	6,337	309

Universal Technical Institute, Inc.	10,896	47

Weight Watchers International, Inc. *	15,631	227
		7,723

Containers & Packaging – 0.5%

AEP Industries, Inc.	2,326	154

Berry Plastics Group, Inc. *	67,827	2,452

Greif, Inc., Class A	17,631	577

KapStone Paper and Packaging Corp.	48,545	672

Multi Packaging Solutions International Ltd. *	10,537	171

Multi-Color Corp.	7,224	385

Myers Industries, Inc.	13,356	172

Tredegar Corp.	14,211	223

ZAGG, Inc. *	16,169	146
		4,952

Design, Manufacturing & Distribution – 0.5%

Anixter International, Inc. *	16,282	848

Benchmark Electronics, Inc. *	29,855	688

CTS Corp.	19,332	304

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Design, Manufacturing & Distribution – 0.5% – continued

Fabrinet *	20,202	$654

Plexus Corp. *	19,145	757

Sanmina Corp. *	44,612	1,043
		4,294

Distributors – Consumer Staples – 0.4%

Andersons (The), Inc.	16,293	512

Calavo Growers, Inc.	8,480	484

Castle Brands, Inc. *	36,020	34

Core-Mark Holding Co., Inc.	13,129	1,071

Performance Food Group Co. *	9,260	216

United Natural Foods, Inc. *	28,503	1,148
		3,465

Distributors – Discretionary – 0.9%

Bassett Furniture Industries, Inc.	6,283	200

ePlus, Inc. *	3,261	263

Essendant, Inc.	21,997	702

FTD Cos., Inc. *	10,219	268

Insight Enterprises, Inc. *	22,199	636

PC Connection, Inc.	6,062	156

Pool Corp.	24,580	2,157

ScanSource, Inc. *	15,288	617

SYNNEX Corp.	16,283	1,508

Systemax, Inc. *	6,261	55

Tech Data Corp. *	20,825	1,599

Veritiv Corp. *	4,869	181
		8,342

Electrical Equipment – 1.3%

AAON, Inc.	23,399	655

Allied Motion Technologies, Inc.	3,405	61

American Science & Engineering, Inc.	4,105	114

Argan, Inc.	7,182	253

Badger Meter, Inc.	8,305	552

Bel Fuse, Inc., Class B	5,975	87

Belden, Inc.	24,288	1,491

Chase Corp.	3,883	204

Checkpoint Systems, Inc. *	23,569	238

ESCO Technologies, Inc.	14,851	579

FARO Technologies, Inc. *	9,829	317

Generac Holdings, Inc. *	39,351	1,465

General Cable Corp.	28,433	347

GSI Group, Inc. *	20,032	284

Itron, Inc. *	21,898	914

Kimball Electronics, Inc. *	16,342	183

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Electrical Equipment – 1.3% – continued

Landauer, Inc.	5,665	$187

Littelfuse, Inc.	12,825	1,579

LSI Industries, Inc.	12,345	145

Mesa Laboratories, Inc.	1,634	157

NL Industries, Inc. *	3,800	9

Nortek, Inc. *	5,402	261

OSI Systems, Inc. *	11,249	737

Powell Industries, Inc.	5,081	151

Preformed Line Products Co.	1,449	53

Stoneridge, Inc. *	15,532	226

Watts Water Technologies, Inc., Class A	16,007	882
		12,131

Engineering & Construction Services – 1.0%

Comfort Systems USA, Inc.	21,193	673

Dycom Industries, Inc. *	19,366	1,252

EMCOR Group, Inc.	35,523	1,727

EnerNOC, Inc. *	15,266	114

Exponent, Inc.	14,699	750

Granite Construction, Inc.	22,391	1,070

Great Lakes Dredge & Dock Corp. *	36,642	164

Installed Building Products, Inc. *	11,507	306

Kratos Defense & Security Solutions, Inc. *	26,041	129

MasTec, Inc. *	38,107	771

Mistras Group, Inc. *	9,413	233

MYR Group, Inc. *	11,743	295

NV5 Global, Inc. *	2,787	75

Orion Marine Group, Inc. *	15,120	78

PowerSecure International, Inc. *	12,297	230

Primoris Services Corp.	22,287	542

Team, Inc. *	16,029	487

TRC Cos., Inc. *	9,297	67

Tutor Perini Corp. *	21,943	341

VSE Corp.	2,352	160
		9,464

Forest & Paper Products – 0.2%

Neenah Paper, Inc.	9,496	604

P.H. Glatfelter Co.	24,872	516

Schweitzer-Mauduit International, Inc.	17,243	543
		1,663

Gaming, Lodging & Restaurants – 2.9%

Belmond Ltd., Class A *	55,481	527

Biglari Holdings, Inc. *	966	359

BJ’s Restaurants, Inc. *	11,229	467

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Gaming, Lodging & Restaurants – 2.9% – continued

Bloomin’ Brands, Inc.	66,428	$1,121

Bob Evans Farms, Inc.	11,261	526

Bojangles’, Inc. *	4,524	77

Boyd Gaming Corp. *	45,362	937

Bravo Brio Restaurant Group, Inc. *	8,501	66

Buffalo Wild Wings, Inc. *	10,792	1,599

Caesars Acquisition Co., Class A *	27,438	168

Caesars Entertainment Corp. *	30,781	209

Carrols Restaurant Group, Inc. *	20,398	295

Cheesecake Factory (The), Inc.	27,654	1,468

Churchill Downs, Inc.	7,198	1,064

Chuy’s Holdings, Inc. *	9,302	289

Cracker Barrel Old Country Store, Inc.	10,887	1,662

Dave & Buster’s Entertainment, Inc. *	13,066	507

Del Frisco’s Restaurant Group, Inc. *	13,751	228

Denny’s Corp. *	43,799	454

Diamond Resorts International, Inc. *	23,806	578

DineEquity, Inc.	9,622	899

El Pollo Loco Holdings, Inc. *	7,363	98

Eldorado Resorts, Inc. *	16,560	189

Empire Resorts, Inc. *	1,664	23

Fiesta Restaurant Group, Inc. *	15,291	501

Fogo De Chao, Inc. *	2,760	43

Habit Restaurants (The), Inc., Class A *	6,296	117

Interval Leisure Group, Inc.	21,940	317

Isle of Capri Casinos, Inc. *	12,511	175

J Alexander’s Holdings, Inc. *	7,567	80

Jack in the Box, Inc.	19,721	1,260

Jamba, Inc. *	7,497	93

Kona Grill, Inc. *	4,586	59

Krispy Kreme Doughnuts, Inc. *	37,096	578

La Quinta Holdings, Inc. *	53,404	668

Marriott Vacations Worldwide Corp.	13,364	902

Monarch Casino & Resort, Inc. *	5,753	112

Morgans Hotel Group Co. *	14,269	20

Noodles & Co. *	6,779	80

Papa John’s International, Inc.	15,618	846

Papa Murphy’s Holdings, Inc. *	4,967	59

Penn National Gaming, Inc. *	45,536	760

Pinnacle Entertainment, Inc. *	34,326	1,205

Popeyes Louisiana Kitchen, Inc. *	13,147	684

Potbelly Corp. *	11,918	162

Red Robin Gourmet Burgers, Inc. *	8,069	520

Ruby Tuesday, Inc. *	36,152	195

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Gaming, Lodging & Restaurants – 2.9% – continued

Ruth’s Hospitality Group, Inc.	20,291	$374

Scientific Games Corp., Class A *	27,933	263

Shake Shack, Inc., Class A *	3,275	122

Sonic Corp.	27,930	982

Texas Roadhouse, Inc.	39,746	1,732

Wingstop, Inc. *	3,648	83

Zoe’s Kitchen, Inc. *	10,824	422
		27,224

Hardware – 3.2%

A10 Networks, Inc. *	18,588	110

ADTRAN, Inc.	28,567	578

Aerohive Networks, Inc. *	12,772	64

Alliance Fiber Optic Products, Inc. *	8,091	120

AVX Corp.	25,978	327

CalAmp Corp. *	21,014	377

Ciena Corp. *	70,099	1,333

Clearfield, Inc. *	6,282	101

Comtech Telecommunications Corp.	9,021	211

Control4 Corp. *	11,370	90

Cray, Inc. *	23,238	974

Daktronics, Inc.	21,789	172

Datalink Corp. *	10,967	100

Diebold, Inc.	36,984	1,069

Digimarc Corp. *	4,500	136

DTS, Inc. *	10,301	224

Eastman Kodak Co. *	9,590	104

Electronics for Imaging, Inc. *	26,640	1,129

EMCORE Corp. *	10,722	54

ExOne (The) Co. *	5,468	72

Extreme Networks, Inc. *	55,839	174

FEI Co.	23,636	2,104

Finisar Corp. *	59,167	1,079

Gigamon, Inc. *	15,790	490

Harmonic, Inc. *	49,591	162

Imation Corp. *	19,148	30

IMAX Corp. *	34,324	1,067

Immersion Corp. *	15,582	129

Imprivata, Inc. *	5,007	63

Infinera Corp. *	75,718	1,216

Infoblox, Inc. *	34,124	583

InterDigital, Inc.	20,534	1,143

Ixia *	35,088	437

Knowles Corp. *	49,690	655

Kopin Corp. *	36,463	60

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Hardware – 3.2% – continued

KVH Industries, Inc. *	9,388	$90

Loral Space & Communications, Inc. *	7,332	258

Mercury Systems, Inc. *	19,499	396

Multi-Fineline Electronix, Inc. *	4,958	115

NETGEAR, Inc. *	18,297	739

NetScout Systems, Inc. *	52,386	1,203

Nimble Storage, Inc. *	28,122	220

Novatel Wireless, Inc. *	20,632	36

Plantronics, Inc.	20,070	787

Polycom, Inc. *	76,957	858

Pure Storage, Inc., Class A *	15,966	219

QLogic Corp. *	47,106	633

Quantum Corp. *	120,494	73

Rovi Corp. *	47,006	964

Ruckus Wireless, Inc. *	43,528	427

ShoreTel, Inc. *	37,437	279

Silicon Graphics International Corp. *	19,599	140

Skullcandy, Inc. *	12,234	44

Sonus Networks, Inc. *	27,628	208

Stratasys Ltd. *	29,139	755

Super Micro Computer, Inc. *	21,008	716

Telenav, Inc. *	16,297	96

TiVo, Inc. *	55,808	531

TTM Technologies, Inc. *	33,025	220

Ubiquiti Networks, Inc. *	16,415	546

Universal Electronics, Inc. *	8,315	515

ViaSat, Inc. *	24,284	1,784

Vicor Corp. *	8,773	92

Violin Memory, Inc. *	50,666	26

Vishay Precision Group, Inc. *	7,031	98

Vocera Communications, Inc. *	14,239	182

VOXX International Corp. *	10,656	48
		30,035

Health Care Facilities & Services – 2.8%

AAC Holdings, Inc. *	4,364	86

Addus HomeCare Corp. *	3,480	60

Adeptus Health, Inc., Class A *	3,637	202

Air Methods Corp. *	22,332	809

Alliance HealthCare Services, Inc. *	2,803	20

Almost Family, Inc. *	4,253	158

Amedisys, Inc. *	16,045	776

Amsurg Corp. *	30,666	2,288

BioScrip, Inc. *	39,456	84

Capital Senior Living Corp. *	17,086	316

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Health Care Facilities & Services – 2.8% – continued

Chemed Corp.	9,684	$1,312

Civitas Solutions, Inc. *	6,566	115

Diplomat Pharmacy, Inc. *	20,586	564

Ensign Group (The), Inc.	28,996	657

ExamWorks Group, Inc. *	23,526	695

Five Star Quality Care, Inc. *	23,128	53

Genesis Healthcare, Inc. *	19,896	46

HealthEquity, Inc. *	20,727	511

HealthSouth Corp.	52,023	1,958

Healthways, Inc. *	18,068	182

INC Research Holdings, Inc., Class A *	7,300	301

Independence Holding Co.	4,138	66

Invitae Corp. *	4,095	42

Kindred Healthcare, Inc.	47,658	589

LHC Group, Inc. *	7,566	269

Magellan Health, Inc. *	14,196	964

Molina Healthcare, Inc. *	22,315	1,439

Natera, Inc. *	5,470	52

National HealthCare Corp.	5,786	361

NeoGenomics, Inc. *	30,279	204

Nobilis Health Corp. *	17,392	54

OvaScience, Inc. *	12,836	122

Owens & Minor, Inc.	35,741	1,445

PAREXEL International Corp. *	31,282	1,962

PharMerica Corp. *	17,329	383

PRA Health Sciences, Inc. *	11,295	483

Providence Service (The) Corp. *	7,210	368

RadNet, Inc. *	19,051	92

Select Medical Holdings Corp. *	59,934	708

Surgery Partners, Inc. *	8,790	117

Surgical Care Affiliates, Inc. *	12,340	571

Team Health Holdings, Inc. *	40,964	1,713

Teladoc, Inc. *	5,190	50

Triple-S Management Corp., Class B *	13,608	338

U.S. Physical Therapy, Inc.	6,962	346

Universal American Corp.	28,351	202

WellCare Health Plans, Inc. *	25,037	2,322
		26,455

Home & Office Products – 1.8%

ACCO Brands Corp. *	63,338	569

American Woodmark Corp. *	7,342	548

AV Homes, Inc. *	6,871	78

Beazer Homes USA, Inc. *	17,871	156

Blount International, Inc. *	27,023	270

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Home & Office Products – 1.8% – continued

CalAtlantic Group, Inc.	43,646	$1,459

Cavco Industries, Inc. *	5,102	477

Century Communities, Inc. *	8,274	141

CSS Industries, Inc.	5,101	142

Flexsteel Industries, Inc.	3,236	141

Green Brick Partners, Inc. *	12,010	91

Griffon Corp.	19,140	296

Herman Miller, Inc.	33,942	1,048

HNI Corp.	25,462	997

Hooker Furniture Corp.	6,355	209

Hovnanian Enterprises, Inc., Class A *	66,091	103

Interface, Inc.	37,602	697

iRobot Corp. *	16,910	597

KB Home	42,872	612

Kimball International, Inc., Class B	19,077	217

Knoll, Inc.	27,915	604

La-Z-Boy, Inc.	29,029	776

LGI Homes, Inc. *	7,754	188

Libbey, Inc.	12,173	226

Lifetime Brands, Inc.	6,171	93

M/I Homes, Inc. *	14,149	264

Masonite International Corp. *	17,129	1,122

MDC Holdings, Inc.	22,303	559

Meritage Homes Corp. *	22,553	822

NACCO Industries, Inc., Class A	2,387	137

New Home (The) Co., Inc. *	6,561	80

PGT, Inc. *	27,437	270

Quanex Building Products Corp.	18,995	330

St. Joe (The) Co. *	31,399	538

Steelcase, Inc., Class A	47,357	707

Taylor Morrison Home Corp., Class A *	18,202	257

TRI Pointe Group, Inc. *	91,990	1,084

WCI Communities, Inc. *	9,036	168

William Lyon Homes, Class A *	11,017	160
		17,233

Industrial Services – 0.4%

Applied Industrial Technologies, Inc.	22,787	989

DXP Enterprises, Inc. *	7,048	124

Electro Rent Corp.	9,062	84

H&E Equipment Services, Inc.	17,442	306

Kaman Corp.	15,442	659

McGrath RentCorp	13,816	347

Neff Corp., Class A *	6,098	45

TAL International Group, Inc. *	18,625	288

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Industrial Services – 0.4% – continued

Titan Machinery, Inc. *	9,547	$110

Wesco Aircraft Holdings, Inc. *	35,540	511
		3,463

Institutional Financial Services – 0.6%

BGC Partners, Inc., Class A	104,035	942

Cowen Group, Inc., Class A *	65,342	249

Evercore Partners, Inc., Class A	19,656	1,017

GAIN Capital Holdings, Inc.	17,584	115

Greenhill & Co., Inc.	16,945	376

Houlihan Lokey, Inc.	7,154	178

INTL. FCStone, Inc. *	8,431	225

Investment Technology Group, Inc.	19,817	438

KCG Holdings, Inc., Class A *	18,982	227

Moelis & Co., Class A	10,152	287

Piper Jaffray Cos. *	7,569	375

Stifel Financial Corp. *	38,643	1,144

Virtu Financial, Inc., Class A	10,970	243
		5,816

Insurance – 2.2%

Ambac Financial Group, Inc. *	26,097	412

American Equity Investment Life Holding Co.	46,449	780

AMERISAFE, Inc.	10,796	567

Argo Group International Holdings Ltd.	15,784	906

Atlas Financial Holdings, Inc. *	5,706	103

Baldwin & Lyons, Inc., Class B	5,093	125

Citizens, Inc. *	29,190	211

CNO Financial Group, Inc.	105,499	1,891

Crawford & Co., Class B	15,420	100

Donegal Group, Inc., Class A	4,521	65

eHealth, Inc. *	9,716	91

EMC Insurance Group, Inc.	4,750	122

Employers Holdings, Inc.	18,234	513

Enstar Group Ltd. *	5,130	834

FBL Financial Group, Inc., Class A	5,585	344

Federated National Holding Co.	7,932	156

Fidelity & Guaranty Life	6,677	175

Global Indemnity PLC *	4,537	141

Greenlight Capital Re Ltd., Class A *	16,247	354

Hallmark Financial Services, Inc. *	8,430	97

HCI Group, Inc.	4,757	158

Heritage Insurance Holdings, Inc.	13,892	222

Horace Mann Educators Corp.	23,415	742

Infinity Property & Casualty Corp.	6,528	525

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Insurance – 2.2% – continued

James River Group Holdings Ltd.	6,167	$199

Kemper Corp.	24,745	732

Maiden Holdings Ltd.	29,139	377

MBIA, Inc. *	66,761	591

National General Holdings Corp.	22,982	496

National Interstate Corp.	3,911	117

National Western Life Group, Inc., Class A	1,256	290

Navigators Group (The), Inc. *	6,040	507

NMI Holdings, Inc., Class A *	27,638	140

OneBeacon Insurance Group Ltd., Class A	12,455	159

Primerica, Inc.	27,514	1,225

Radian Group, Inc.	103,085	1,278

RLI Corp.	24,417	1,633

Safety Insurance Group, Inc.	8,651	494

Selective Insurance Group, Inc.	32,321	1,183

State Auto Financial Corp.	8,300	183

State National Cos., Inc.	18,326	231

Third Point Reinsurance Ltd. *	48,251	549

Trupanion, Inc. *	8,720	86

United Fire Group, Inc.	11,630	510

United Insurance Holdings Corp.	9,612	185

Universal Insurance Holdings, Inc.	18,506	329
		21,128

Iron & Steel – 0.5%

AK Steel Holding Corp. *	99,348	410

Carpenter Technology Corp.	26,632	912

Cliffs Natural Resources, Inc. *	102,440	307

Commercial Metals Co.	65,810	1,117

Haynes International, Inc.	7,337	268

Northwest Pipe Co. *	5,236	48

Olympic Steel, Inc.	4,990	86

Ryerson Holding Corp. *	6,022	34

Schnitzer Steel Industries, Inc., Class A	15,518	286

SunCoke Energy, Inc.	35,699	232

TimkenSteel Corp.	22,546	205

Worthington Industries, Inc.	27,348	975
		4,880

Leisure Products – 0.3%

Arctic Cat, Inc.	7,087	119

Black Diamond, Inc. *	12,549	57

Callaway Golf Co.	44,911	410

Drew Industries, Inc.	13,685	882

Escalade, Inc.	5,463	64

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Leisure Products – 0.3% – continued

Fox Factory Holding Corp. *	9,690	$153

JAKKS Pacific, Inc. *	10,292	77

Johnson Outdoors, Inc., Class A	2,748	61

Malibu Boats, Inc., Class A *	10,757	176

Marine Products Corp.	5,784	44

MCBC Holdings, Inc. *	3,819	54

Nautilus, Inc. *	18,111	350

Performance Sports Group Ltd. *	25,609	81

Winnebago Industries, Inc.	15,154	340
		2,868

Machinery – 1.8%

Actuant Corp., Class A	33,879	837

Alamo Group, Inc.	5,468	305

Altra Industrial Motion Corp.	15,327	426

Astec Industries, Inc.	10,638	496

Briggs & Stratton Corp.	25,588	612

CIRCOR International, Inc.	9,969	462

Columbus McKinnon Corp.	11,860	187

Curtiss-Wright Corp.	25,326	1,916

Douglas Dynamics, Inc.	12,936	296

Federal Signal Corp.	35,671	473

Franklin Electric Co., Inc.	27,137	873

Gorman-Rupp (The) Co.	11,146	289

Graham Corp.	5,545	110

Hillenbrand, Inc.	35,716	1,070

Hurco Cos., Inc.	3,994	132

Hyster-Yale Materials Handling, Inc.	5,328	355

John Bean Technologies Corp.	16,524	932

Kadant, Inc.	6,419	290

Lindsay Corp.	6,332	453

Milacron Holdings Corp. *	8,042	133

MSA Safety, Inc.	16,707	808

MTS Systems Corp.	8,529	519

Mueller Water Products, Inc., Class A	91,284	902

NN, Inc.	15,212	208

Power Solutions International, Inc. *	2,614	36

Raven Industries, Inc.	21,871	350

Rexnord Corp. *	58,041	1,174

Rofin-Sinar Technologies, Inc. *	16,255	524

Standex International Corp.	7,277	566

Sun Hydraulics Corp.	12,752	423

Tennant Co.	10,483	540

Titan International, Inc.	24,454	132

Twin Disc, Inc.	4,553	46

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Machinery – 1.8% – continued

Xerium Technologies, Inc. *	6,455	$34
		16,909

Manufactured Goods – 1.0%

Aegion Corp. *	21,247	448

AZZ, Inc.	14,632	828

Barnes Group, Inc.	31,102	1,090

Chart Industries, Inc. *	17,139	372

Core Molding Technologies, Inc. *	4,188	52

EnPro Industries, Inc.	13,010	750

Gibraltar Industries, Inc. *	17,814	510

Global Brass & Copper Holdings, Inc.	12,437	310

Handy & Harman Ltd. *	1,427	39

Insteel Industries, Inc.	10,422	319

Lawson Products, Inc. *	3,117	61

LB Foster Co., Class A	5,909	107

Mueller Industries, Inc.	32,411	954

NCI Building Systems, Inc. *	15,429	219

Omega Flex, Inc.	1,590	55

Proto Labs, Inc. *	13,220	1,019

RBC Bearings, Inc. *	13,299	974

Rogers Corp. *	10,649	638

Simpson Manufacturing Co., Inc.	23,738	906
		9,651

Media – 2.3%

Angie’s List, Inc. *	24,856	201

Bankrate, Inc. *	38,232	351

Blucora, Inc. *	23,204	120

Boingo Wireless, Inc. *	20,072	155

Central European Media Enterprises Ltd., Class A *	43,161	110

Crown Media Holdings, Inc., Class A *	19,200	97

Cumulus Media, Inc., Class A *	75,618	35

Daily Journal Corp. *	597	117

DHI Group, Inc. *	24,767	200

DreamWorks Animation SKG, Inc., Class A *	43,181	1,077

Entercom Communications Corp., Class A *	14,394	152

Entravision Communications Corp., Class A	35,895	267

Eros International PLC *	15,479	178

Everyday Health, Inc. *	11,803	66

EW Scripps (The) Co., Class A *	33,716	526

Gray Television, Inc. *	36,057	423

GrubHub, Inc. *	42,824	1,076

Harte-Hanks, Inc.	26,721	68

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Media – 2.3% – continued

HealthStream, Inc. *	14,184	$313

Hemisphere Media Group, Inc. *	5,572	73

Houghton Mifflin Harcourt Co. *	70,254	1,401

Journal Media Group, Inc.	14,348	172

Liberty TripAdvisor Holdings, Inc., Class A *	42,587	944

Marchex, Inc., Class B	18,102	81

Marin Software, Inc. *	17,660	53

MaxPoint Interactive, Inc. *	3,605	6

MDC Partners, Inc., Class A	24,838	586

Media General, Inc. *	54,483	889

Meredith Corp.	20,949	995

Monster Worldwide, Inc. *	50,859	166

National CineMedia, Inc.	35,035	533

New Media Investment Group, Inc.	25,571	425

New York Times (The) Co., Class A	78,082	973

Nexstar Broadcasting Group, Inc., Class A	17,803	788

QuinStreet, Inc. *	19,172	66

Quotient Technology, Inc. *	35,634	378

Reis, Inc.	4,838	114

RetailMeNot, Inc. *	22,533	180

Rocket Fuel, Inc. *	14,437	45

Rubicon Project (The), Inc. *	15,019	274

Saga Communications, Inc., Class A	1,997	80

Scholastic Corp.	15,193	568

Shutterfly, Inc. *	20,043	929

Shutterstock, Inc. *	11,009	404

Sinclair Broadcast Group, Inc., Class A	37,607	1,156

Sizmek, Inc. *	12,161	35

Stamps.com, Inc. *	8,119	863

TechTarget, Inc. *	10,740	80

Time, Inc.	62,493	965

Townsquare Media, Inc., Class A *	3,807	43

Travelzoo, Inc. *	4,065	33

Tribune Publishing Co.	14,419	111

TrueCar, Inc. *	28,943	162

WebMD Health Corp. *	21,467	1,344

Wix.com Ltd. *	10,892	221

World Wrestling Entertainment, Inc., Class A	16,976	300

XO Group, Inc. *	15,571	250
		22,218

Medical Equipment & Devices – 4.3%

Abaxis, Inc.	12,839	583

ABIOMED, Inc. *	23,727	2,250

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Medical Equipment & Devices – 4.3% – continued

Accelerate Diagnostics, Inc. *	12,589	$181

Accuray, Inc. *	45,811	265

Affymetrix, Inc. *	43,939	616

Analogic Corp.	7,080	559

AngioDynamics, Inc. *	14,283	175

AtriCure, Inc. *	15,962	269

Atrion Corp.	800	316

BioTelemetry, Inc. *	15,214	178

Cardiovascular Systems, Inc. *	17,859	185

Catalent, Inc. *	47,583	1,269

Cepheid, Inc. *	40,866	1,363

Cerus Corp. *	55,647	330

ConforMIS, Inc. *	5,661	61

CONMED Corp.	15,703	659

Corindus Vascular Robotics, Inc. *	12,027	12

CryoLife, Inc.	14,613	157

Cutera, Inc. *	7,854	88

Cynosure, Inc., Class A *	12,674	559

EndoChoice Holdings, Inc. *	3,592	19

Endologix, Inc. *	41,761	349

Entellus Medical, Inc. *	2,969	54

Exact Sciences Corp. *	55,294	373

Exactech, Inc. *	5,716	116

Fluidigm Corp. *	15,971	129

Foundation Medicine, Inc. *	6,524	119

GenMark Diagnostics, Inc. *	23,953	126

Genomic Health, Inc. *	10,326	256

Glaukos Corp. *	3,774	64

Globus Medical, Inc., Class A *	39,021	927

Greatbatch, Inc. *	14,532	518

Haemonetics Corp. *	29,402	1,028

Halyard Health, Inc. *	26,580	764

Harvard Bioscience, Inc. *	18,063	55

HeartWare International, Inc. *	9,992	314

ICU Medical, Inc. *	8,041	837

Inogen, Inc. *	8,803	396

Insulet Corp. *	32,294	1,071

Integra LifeSciences Holdings Corp. *	16,013	1,079

Invacare Corp.	18,855	248

InVivo Therapeutics Holdings Corp. *	14,539	101

Invuity, Inc. *	2,516	18

iRadimed Corp. *	1,504	29

K2M Group Holdings, Inc. *	10,541	156

Lantheus Holdings, Inc. *	6,703	13

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Medical Equipment & Devices – 4.3% – continued

LDR Holding Corp. *	14,190	$362

LeMaitre Vascular, Inc.	7,219	112

LivaNova PLC *	25,244	1,363

Luminex Corp. *	24,626	478

Masimo Corp. *	24,793	1,037

Medgenics, Inc. *	12,428	55

Meridian Bioscience, Inc.	23,995	494

Merit Medical Systems, Inc. *	25,321	468

MiMedx Group, Inc. *	62,129	543

Myriad Genetics, Inc. *	39,474	1,477

NanoString Technologies, Inc. *	7,623	116

Natus Medical, Inc. *	18,748	720

Navidea Biopharmaceuticals, Inc. *	82,929	78

Neogen Corp. *	21,095	1,062

Nevro Corp. *	9,490	534

Novocure Ltd. *	4,688	68

NuVasive, Inc. *	27,462	1,336

Nuvectra Corp. *	4,844	26

NxStage Medical, Inc. *	35,982	539

OraSure Technologies, Inc. *	31,839	230

Orthofix International N.V. *	10,808	449

Oxford Immunotec Global PLC *	12,077	120

Pacific Biosciences of California, Inc. *	39,605	337

Penumbra, Inc. *	2,555	117

Quidel Corp. *	16,746	289

Rockwell Medical, Inc. *	28,060	211

RTI Surgical, Inc. *	31,410	126

SeaSpine Holdings Corp. *	4,733	69

Second Sight Medical Products, Inc. *	6,466	31

Sequenom, Inc. *	66,299	93

Sientra, Inc. *	5,244	36

Sparton Corp. *	5,498	99

Spectranetics (The) Corp. *	23,768	345

STAAR Surgical Co. *	22,086	163

STERIS PLC	48,412	3,440

SurModics, Inc. *	7,366	136

T2 Biosystems, Inc. *	6,355	63

Tandem Diabetes Care, Inc. *	9,586	83

TransEnterix, Inc. *	24,825	105

Trovagene, Inc. *	16,478	77

Unilife Corp. *	66,177	45

Utah Medical Products, Inc.	2,071	129

Vascular Solutions, Inc. *	9,719	316

Veracyte, Inc. *	7,339	40

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Medical Equipment & Devices – 4.3% – continued

West Pharmaceutical Services, Inc.	40,786	$2,827

Wright Medical Group N.V. *	50,837	844

Zeltiq Aesthetics, Inc. *	18,451	501
		41,423

Metals & Mining – 0.5%

Century Aluminum Co. *	27,059	191

Coeur Mining, Inc. *	75,777	426

Encore Wire Corp.	11,874	462

Energy Fuels, Inc. *	23,668	52

Ferroglobe PLC	36,254	319

Harsco Corp.	46,647	254

Hecla Mining Co.	213,247	593

Kaiser Aluminum Corp.	9,743	824

Stillwater Mining Co. *	69,158	736

Uranium Energy Corp. *	50,448	38

US Silica Holdings, Inc.	36,076	820
		4,715

Oil, Gas & Coal – 2.1%

Abraxas Petroleum Corp. *	53,046	54

Adams Resources & Energy, Inc.	1,163	46

Alon USA Energy, Inc.	17,578	181

Approach Resources, Inc. *	19,251	22

Archrock, Inc.	38,684	309

Atwood Oceanics, Inc.	35,853	329

Basic Energy Services, Inc. *	23,278	64

Bill Barrett Corp. *	28,177	175

Bonanza Creek Energy, Inc. *	27,216	43

Bristow Group, Inc.	19,995	378

C&J Energy Services Ltd. *	30,898	44

Callon Petroleum Co. *	54,671	484

CARBO Ceramics, Inc.	11,094	158

Carrizo Oil & Gas, Inc. *	33,273	1,029

Civeo Corp. *	60,833	75

Clayton Williams Energy, Inc. *	3,288	29

Clean Energy Fuels Corp. *	40,291	118

Cloud Peak Energy, Inc. *	34,501	67

Contango Oil & Gas Co. *	9,886	117

Delek US Holdings, Inc.	32,736	499

Earthstone Energy, Inc. *	603	7

Eclipse Resources Corp. *	26,180	38

Energy XXI Ltd.	53,417	33

Era Group, Inc. *	11,155	105

Erin Energy Corp. *	7,533	14

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Oil, Gas & Coal – 2.1% – continued

Evolution Petroleum Corp.	13,779	$67

EXCO Resources, Inc. *	88,299	87

Exterran Corp. *	19,897	308

Fairmount Santrol Holdings, Inc. *	35,044	88

Flotek Industries, Inc. *	29,740	218

Forum Energy Technologies, Inc. *	34,468	455

Gastar Exploration, Inc. *	46,274	51

Geospace Technologies Corp. *	7,154	88

Gulfmark Offshore, Inc., Class A *	14,211	88

Halcon Resources Corp. *	40,214	39

Hallador Energy Co.	5,722	26

Helix Energy Solutions Group, Inc. *	59,380	333

Independence Contract Drilling, Inc. *	8,934	43

ION Geophysical Corp. *	5,007	40

Isramco, Inc. *	493	40

Jones Energy, Inc., Class A *	15,700	52

Key Energy Services, Inc. *	75,558	28

Matador Resources Co. *	45,474	862

Matrix Service Co. *	15,001	265

McDermott International, Inc. *	137,181	561

MRC Global, Inc. *	58,673	771

Natural Gas Services Group, Inc. *	7,206	156

Newpark Resources, Inc. *	49,859	215

North Atlantic Drilling Ltd. *	3,933	11

Northern Oil and Gas, Inc. *	34,873	139

Oasis Petroleum, Inc. *	102,711	748

Oil States International, Inc. *	29,613	933

Panhandle Oil and Gas, Inc., Class A	9,230	160

Par Pacific Holdings, Inc. *	9,058	170

Parker Drilling Co. *	69,155	147

Parsley Energy, Inc., Class A *	56,840	1,285

PDC Energy, Inc. *	26,272	1,562

Peabody Energy Corp.	10,145	24

PHI, Inc. (Non Voting) *	6,947	131

Pioneer Energy Services Corp. *	35,652	78

Rex Energy Corp. *	27,947	21

Ring Energy, Inc. *	13,381	68

RSP Permian, Inc. *	37,438	1,087

Sanchez Energy Corp. *	28,887	159

SEACOR Holdings, Inc. *	9,763	532

SemGroup Corp., Class A	25,078	562

Seventy Seven Energy, Inc. *	30,749	18

Stone Energy Corp. *	32,050	25

Synergy Resources Corp. *	67,865	527

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Oil, Gas & Coal – 2.1% – continued

Tesco Corp.	21,899	$189

TETRA Technologies, Inc. *	44,823	285

Thermon Group Holdings, Inc. *	18,044	317

Tidewater, Inc.	26,503	181

TransAtlantic Petroleum Ltd. *	12,462	9

Triangle Petroleum Corp. *	25,316	14

Ultra Petroleum Corp. *	85,377	42

Unit Corp. *	28,034	247

W&T Offshore, Inc. *	19,248	42

Western Refining, Inc.	40,459	1,177

Westmoreland Coal Co. *	9,762	70
		20,259

Passenger Transportation – 0.4%

Allegiant Travel Co.	7,623	1,357

Hawaiian Holdings, Inc. *	26,997	1,274

SkyWest, Inc.	29,606	592

Virgin America, Inc. *	14,406	556
		3,779

Real Estate – 0.3%

Alexander & Baldwin, Inc.	27,854	1,022

BBX Capital Corp., Class A *	1,417	23

Consolidated-Tomoka Land Co.	2,359	109

Forestar Group, Inc. *	18,753	245

FRP Holdings, Inc. *	3,890	138

Kennedy-Wilson Holdings, Inc.	52,763	1,155

Marcus & Millichap, Inc. *	7,638	194

RE/MAX Holdings, Inc., Class A	6,835	234

Resource America, Inc., Class A	8,636	50

RMR Group (The), Inc., Class A *	3,868	97
		3,267

Real Estate Investment Trusts – 9.7%

Acadia Realty Trust	38,884	1,366

AG Mortgage Investment Trust, Inc.	15,609	204

Agree Realty Corp.	11,812	454

Alexander’s, Inc.	1,204	458

Altisource Residential Corp.	33,144	398

American Assets Trust, Inc.	21,204	846

American Capital Mortgage Investment Corp.	27,082	398

Anworth Mortgage Asset Corp.	60,712	283

Apollo Commercial Real Estate Finance, Inc.	33,316	543

Apollo Residential Mortgage, Inc.	17,625	237

Ares Commercial Real Estate Corp.	14,963	164

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Real Estate Investment Trusts – 9.7% – continued

Armada Hoffler Properties, Inc.	17,083	$192

ARMOUR Residential REIT, Inc.	20,860	449

Ashford Hospitality Prime, Inc.	15,325	179

Ashford Hospitality Trust, Inc.	46,640	298

Bluerock Residential Growth REIT, Inc.	10,169	111

Capstead Mortgage Corp.	54,944	543

CareTrust REIT, Inc.	27,114	344

CatchMark Timber Trust, Inc., Class A	22,258	241

Cedar Realty Trust, Inc.	48,940	354

Chatham Lodging Trust	22,030	472

Chesapeake Lodging Trust	34,057	901

Colony Capital, Inc., Class A	63,605	1,067

Colony Starwood Homes	21,854	541

CorEnergy Infrastructure Trust, Inc.	6,623	133

CoreSite Realty Corp.	13,753	963

Cousins Properties, Inc.	123,337	1,280

CubeSmart	99,947	3,328

CyrusOne, Inc.	41,616	1,900

CYS Investments, Inc.	89,913	732

DCT Industrial Trust, Inc.	50,080	1,977

DiamondRock Hospitality Co.	114,419	1,158

DuPont Fabros Technology, Inc.	35,868	1,454

Dynex Capital, Inc.	29,972	199

Easterly Government Properties, Inc.	7,737	143

EastGroup Properties, Inc.	18,431	1,113

Education Realty Trust, Inc.	35,948	1,495

EPR Properties	32,304	2,152

Equity One, Inc.	45,437	1,302

FelCor Lodging Trust, Inc.	81,896	665

First Industrial Realty Trust, Inc.	62,738	1,427

First Potomac Realty Trust	32,916	298

Franklin Street Properties Corp.	51,585	547

GEO Group (The), Inc.	42,571	1,476

Getty Realty Corp.	14,821	294

Gladstone Commercial Corp.	12,895	211

Government Properties Income Trust	40,620	725

Gramercy Property Trust	238,660	2,017

Great Ajax Corp.	2,394	27

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	22,176	426

Hatteras Financial Corp.	55,106	788

Healthcare Realty Trust, Inc.	56,783	1,754

Hersha Hospitality Trust	26,385	563

Highwoods Properties, Inc.	53,162	2,542

Hudson Pacific Properties, Inc.	42,325	1,224

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Real Estate Investment Trusts – 9.7% – continued

Independence Realty Trust, Inc.	18,104	$129

InfraREIT, Inc.	12,346	210

Invesco Mortgage Capital, Inc.	64,492	786

Investors Real Estate Trust	70,322	511

iStar, Inc. *	43,265	418

Kite Realty Group Trust	47,359	1,312

Ladder Capital Corp.	24,561	306

LaSalle Hotel Properties	64,298	1,627

Lexington Realty Trust	117,398	1,010

LTC Properties, Inc.	21,338	965

Mack-Cali Realty Corp.	50,537	1,188

Medical Properties Trust, Inc.	133,065	1,727

Monmouth Real Estate Investment Corp.	36,457	433

Monogram Residential Trust, Inc.	94,615	933

National Health Investors, Inc.	21,344	1,420

National Storage Affiliates Trust	13,202	280

New Residential Investment Corp.	131,089	1,525

New Senior Investment Group, Inc.	46,703	481

New York Mortgage Trust, Inc.	63,251	300

New York REIT, Inc.	91,914	928

NexPoint Residential Trust, Inc.	10,297	135

One Liberty Properties, Inc.	6,838	153

Orchid Island Capital, Inc.	12,751	132

Parkway Properties, Inc.	48,482	759

Pebblebrook Hotel Trust	40,981	1,191

Pennsylvania Real Estate Investment Trust	39,389	861

PennyMac Mortgage Investment Trust	42,632	582

Physicians Realty Trust	61,753	1,147

Potlatch Corp.	23,341	735

Preferred Apartment Communities, Inc., Class A	12,561	159

PS Business Parks, Inc.	10,995	1,105

QTS Realty Trust, Inc., Class A	15,821	750

RAIT Financial Trust	49,732	156

Ramco-Gershenson Properties Trust	44,990	811

Redwood Trust, Inc.	43,938	575

Resource Capital Corp.	18,991	214

Retail Opportunity Investments Corp.	56,153	1,130

Rexford Industrial Realty, Inc.	31,620	574

RLJ Lodging Trust	71,217	1,629

Rouse Properties, Inc.	21,167	389

Ryman Hospitality Properties, Inc.	24,763	1,275

Sabra Health Care REIT, Inc.	37,174	747

Saul Centers, Inc.	5,699	302

Select Income REIT	35,744	824

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Real Estate Investment Trusts – 9.7% – continued

Silver Bay Realty Trust Corp.	20,379	$303

Sovran Self Storage, Inc.	22,379	2,640

STAG Industrial, Inc.	37,239	758

STORE Capital Corp.	23,023	596

Summit Hotel Properties, Inc.	49,908	597

Sun Communities, Inc.	28,743	2,058

Sunstone Hotel Investors, Inc.	118,666	1,661

Terreno Realty Corp.	24,505	575

UMH Properties, Inc.	14,006	139

United Development Funding IV	17,286	55

Universal Health Realty Income Trust	7,058	397

Urban Edge Properties	50,362	1,301

Urstadt Biddle Properties, Inc., Class A	16,196	339

Washington Real Estate Investment Trust	38,752	1,132

Western Asset Mortgage Capital Corp.	24,341	245

Whitestone REIT	14,789	186

Xenia Hotels & Resorts, Inc.	63,805	997
		92,159

Recreational Facilities & Services – 0.6%

AMC Entertainment Holdings, Inc., Class A	12,221	342

Carmike Cinemas, Inc. *	14,191	426

ClubCorp Holdings, Inc.	25,537	359

International Speedway Corp., Class A	15,913	587

Intrawest Resorts Holdings, Inc. *	8,600	74

Marcus (The) Corp.	10,356	196

Planet Fitness, Inc., Class A *	8,492	138

Reading International, Inc., Class A *	9,163	110

SeaWorld Entertainment, Inc.	38,819	818

Speedway Motorsports, Inc.	6,360	126

Vail Resorts, Inc.	20,616	2,756
		5,932

Renewable Energy – 0.4%

Advanced Energy Industries, Inc. *	23,300	811

Ameresco, Inc., Class A *	10,744	51

EnerSys	25,274	1,408

Enphase Energy, Inc. *	15,099	35

FuelCell Energy, Inc. *	13,119	89

Green Plains, Inc.	21,793	348

Pacific Ethanol, Inc. *	17,594	82

Plug Power, Inc. *	102,054	209

Renewable Energy Group, Inc. *	26,033	246

REX American Resources Corp. *	3,604	200

Silver Spring Networks, Inc. *	20,258	299

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Renewable Energy – 0.4% – continued

Solazyme, Inc. *	43,637	$89

Sunrun, Inc. *	9,791	63

TerraForm Global, Inc., Class A *	23,520	56

Vivint Solar, Inc. *	11,637	31
		4,017

Retail – Consumer Staples – 1.0%

Big Lots, Inc.	28,198	1,277

Casey’s General Stores, Inc.	22,034	2,497

Chefs’ Warehouse (The), Inc. *	10,379	211

Fairway Group Holdings Corp. *	10,197	4

Five Below, Inc. *	30,964	1,280

Fred’s, Inc., Class A	21,622	322

Fresh Market (The), Inc. *	24,619	702

Ingles Markets, Inc., Class A	7,472	280

Natural Grocers by Vitamin Cottage, Inc. *	5,446	116

Ollie’s Bargain Outlet Holdings, Inc. *	5,614	131

PriceSmart, Inc.	11,067	936

Smart & Final Stores, Inc. *	14,089	228

SpartanNash Co.	21,645	656

SUPERVALU, Inc. *	149,444	861

Village Super Market, Inc., Class A	3,922	95

Weis Markets, Inc.	6,368	287
		9,883

Retail – Discretionary – 3.5%

1-800-Flowers.com, Inc., Class A *	13,753	108

Abercrombie & Fitch Co., Class A	39,580	1,248

American Eagle Outfitters, Inc.	102,752	1,713

America’s Car-Mart, Inc. *	4,726	118

Asbury Automotive Group, Inc. *	14,467	866

Ascena Retail Group, Inc. *	97,775	1,081

Barnes & Noble Education, Inc. *	17,861	175

Barnes & Noble, Inc.	28,402	351

Beacon Roofing Supply, Inc. *	28,084	1,152

bebe stores, Inc. *	17,302	10

Big 5 Sporting Goods Corp.	10,163	113

Blue Nile, Inc.	6,948	179

BMC Stock Holdings, Inc. *	21,763	362

Boot Barn Holdings, Inc. *	6,554	62

Buckle (The), Inc.	16,250	550

Build-A-Bear Workshop, Inc. *	7,781	101

Builders FirstSource, Inc. *	28,456	321

Burlington Stores, Inc. *	42,882	2,412

Caleres, Inc.	25,022	708

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Retail – Discretionary – 3.5% – continued

Cato (The) Corp., Class A	15,023	$579

Chegg, Inc. *	44,318	198

Chico’s FAS, Inc.	76,040	1,009

Children’s Place (The), Inc.	11,728	979

Christopher & Banks Corp. *	20,074	48

Citi Trends, Inc.	8,644	154

Conn’s, Inc. *	13,475	168

Container Store Group (The), Inc. *	8,503	50

Destination XL Group, Inc. *	19,310	100

Duluth Holdings, Inc. *	4,258	83

Ethan Allen Interiors, Inc.	14,718	468

Etsy, Inc. *	10,959	95

EVINE Live, Inc. *	29,170	34

Express, Inc. *	48,062	1,029

EZCORP, Inc., Class A *	29,018	86

Finish Line (The), Inc., Class A	26,350	556

First Cash Financial Services, Inc.	16,047	739

Flex Pharma, Inc. *	3,028	33

Francesca’s Holdings Corp. *	24,191	464

Freshpet, Inc. *	11,377	83

Genesco, Inc. *	12,561	908

Group 1 Automotive, Inc.	13,300	781

Guess?, Inc.	35,326	663

Haverty Furniture Cos., Inc.	11,478	243

Hibbett Sports, Inc. *	13,067	469

HSN, Inc.	18,491	967

Kirkland’s, Inc.	9,489	166

Lands’ End, Inc. *	9,227	235

Liquidity Services, Inc. *	13,366	69

Lithia Motors, Inc., Class A	12,951	1,131

Lumber Liquidators Holdings, Inc. *	15,085	198

MarineMax, Inc. *	14,794	288

Mattress Firm Holding Corp. *	11,749	498

Monro Muffler Brake, Inc.	18,082	1,292

Outerwall, Inc.	10,238	379

Overstock.com, Inc. *	6,778	97

Party City Holdco, Inc. *	15,185	228

PetMed Express, Inc.	11,812	212

Pier 1 Imports, Inc.	50,466	354

Restoration Hardware Holdings, Inc. *	18,999	796

Rush Enterprises, Inc., Class A *	20,322	371

Select Comfort Corp. *	28,092	545

Shoe Carnival, Inc.	8,332	225

Sonic Automotive, Inc., Class A	16,942	313

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Retail – Discretionary – 3.5% – continued

Sportsman’s Warehouse Holdings, Inc. *	9,778	$123

Stage Stores, Inc.	18,127	146

Stein Mart, Inc.	16,104	118

Tailored Brands, Inc.	27,833	498

Tile Shop Holdings, Inc. *	15,191	227

Tilly’s, Inc., Class A *	5,751	38

Tuesday Morning Corp. *	24,465	200

United Online, Inc. *	8,027	93

Vera Bradley, Inc. *	11,799	240

Vitamin Shoppe, Inc. *	14,667	454

Wayfair, Inc., Class A *	11,459	495

West Marine, Inc. *	10,326	94

Winmark Corp.	1,219	119

Zumiez, Inc. *	11,857	236
		33,094

Semiconductors – 3.7%

Advanced Micro Devices, Inc. *	362,425	1,033

Alpha & Omega Semiconductor Ltd. *	10,688	127

Ambarella, Inc. *	17,835	797

Amkor Technology, Inc. *	55,634	328

Applied Micro Circuits Corp. *	45,464	294

Applied Optoelectronics, Inc. *	9,290	138

Axcelis Technologies, Inc. *	66,782	187

Brooks Automation, Inc.	38,900	405

Cabot Microelectronics Corp.	14,107	577

Cascade Microtech, Inc. *	7,675	158

Cavium, Inc. *	31,462	1,924

CEVA, Inc. *	11,454	258

Cirrus Logic, Inc. *	36,085	1,314

Coherent, Inc. *	13,547	1,245

Cohu, Inc.	14,417	171

Diodes, Inc. *	21,500	432

DSP Group, Inc. *	12,245	112

Entegris, Inc. *	79,966	1,089

Exar Corp. *	23,592	136

Fairchild Semiconductor International, Inc. *	66,132	1,323

FormFactor, Inc. *	32,335	235

II-VI, Inc. *	29,869	648

Inphi Corp. *	21,816	727

Integrated Device Technology, Inc. *	76,978	1,573

Intersil Corp., Class A	75,287	1,007

InvenSense, Inc. *	44,647	375

IXYS Corp.	14,053	158

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Semiconductors – 3.7% – continued

Lattice Semiconductor Corp. *	65,532	$372

M/A-COM Technology Solutions Holdings, Inc. *	13,436	588

Mattson Technology, Inc. *	41,055	150

MaxLinear, Inc., Class A *	31,248	578

Microsemi Corp. *	61,755	2,366

MKS Instruments, Inc.	30,317	1,141

Monolithic Power Systems, Inc.	22,412	1,426

Nanometrics, Inc. *	14,062	223

NeoPhotonics Corp. *	15,311	215

Newport Corp. *	23,163	533

NVE Corp.	2,658	150

Oclaro, Inc. *	54,984	297

Park Electrochemical Corp.	11,293	181

Photronics, Inc. *	37,977	395

Power Integrations, Inc.	16,798	834

Rambus, Inc. *	65,583	902

Rudolph Technologies, Inc. *	17,940	245

Semtech Corp. *	37,829	832

Sigma Designs, Inc. *	19,431	132

Silicon Laboratories, Inc. *	24,299	1,092

Synaptics, Inc. *	20,956	1,671

Tessera Technologies, Inc.	30,019	931

Ultra Clean Holdings, Inc. *	17,581	94

Ultratech, Inc. *	15,987	349

Universal Display Corp. *	22,866	1,237

Veeco Instruments, Inc. *	23,252	453

Vishay Intertechnology, Inc.	77,049	941

Xcerra Corp. *	30,297	198
		35,297

Software – 5.0%

2U, Inc. *	15,246	345

ACI Worldwide, Inc. *	66,422	1,381

Actua Corp. *	23,911	216

Acxiom Corp. *	44,486	954

Agilysys, Inc. *	8,650	88

Amber Road, Inc. *	9,610	52

American Software, Inc., Class A	14,330	129

Apigee Corp. *	2,766	23

Appfolio, Inc., Class A *	3,079	38

Aspen Technology, Inc. *	48,520	1,753

AVG Technologies N.V. *	23,459	487

Avid Technology, Inc. *	17,772	120

Barracuda Networks, Inc. *	4,586	71

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Software – 5.0% – continued

Bazaarvoice, Inc. *	33,478	$105

Benefitfocus, Inc. *	4,324	144

Blackbaud, Inc.	26,656	1,676

Box, Inc., Class A *	7,008	86

Brightcove, Inc. *	17,692	110

BroadSoft, Inc. *	16,600	670

Calix, Inc. *	25,129	178

Callidus Software, Inc. *	31,531	526

Carbonite, Inc. *	9,766	78

Castlight Health, Inc., Class B *	18,522	62

ChannelAdvisor Corp. *	12,470	140

Code Rebel Corp. *	771	4

CommVault Systems, Inc. *	25,798	1,114

Computer Programs & Systems, Inc.	6,568	342

Connecture, Inc. *	3,720	10

Cornerstone OnDemand, Inc. *	30,752	1,008

Cvent, Inc. *	13,131	281

Demandware, Inc. *	19,020	744

Digi International, Inc. *	14,005	132

Digital Turbine, Inc. *	38,664	46

Ebix, Inc.	15,339	626

Envestnet, Inc. *	22,155	603

Epiq Systems, Inc.	18,799	282

Evolent Health, Inc., Class A *	7,234	76

Five9, Inc. *	12,936	115

Fleetmatics Group PLC *	21,753	886

Glu Mobile, Inc. *	68,050	192

Guidance Software, Inc. *	10,885	47

Guidewire Software, Inc. *	39,876	2,172

Hortonworks, Inc. *	4,030	46

HubSpot, Inc. *	10,756	469

Imperva, Inc. *	15,940	805

inContact, Inc. *	35,696	317

InnerWorkings, Inc. *	20,640	164

Instructure, Inc. *	2,809	50

Interactive Intelligence Group, Inc. *	9,719	354

Intralinks Holdings, Inc. *	23,722	187

j2 Global, Inc.	27,362	1,685

Jive Software, Inc. *	25,922	98

KEYW Holding (The) Corp. *	18,732	124

Limelight Networks, Inc. *	33,213	60

Lionbridge Technologies, Inc. *	35,750	181

LivePerson, Inc. *	31,930	187

LogMeIn, Inc. *	14,023	708

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Software – 5.0% – continued

Manhattan Associates, Inc. *	41,876	$2,381

Marketo, Inc. *	19,962	391

Mentor Graphics Corp.	52,376	1,065

MicroStrategy, Inc., Class A *	5,282	949

MINDBODY, Inc., Class A *	3,910	52

MobileIron, Inc. *	21,292	96

Model N, Inc. *	11,599	125

Monotype Imaging Holdings, Inc.	22,820	546

NeuStar, Inc., Class A *	31,523	775

New Relic, Inc. *	3,224	84

Omnicell, Inc. *	20,699	577

OPOWER, Inc. *	14,348	98

Park City Group, Inc. *	5,970	54

Paycom Software, Inc. *	17,974	640

Paylocity Holding Corp. *	8,925	292

PDF Solutions, Inc. *	16,079	215

pdvWireless, Inc. *	7,647	263

Pegasystems, Inc.	20,393	518

Press Ganey Holdings, Inc. *	5,662	170

Progress Software Corp. *	28,754	694

Proofpoint, Inc. *	22,415	1,205

PROS Holdings, Inc. *	13,231	156

Q2 Holdings, Inc. *	11,284	271

QAD, Inc., Class A	5,603	119

Qlik Technologies, Inc. *	51,964	1,503

Quality Systems, Inc.	28,618	436

Qualys, Inc. *	14,277	361

Rapid7, Inc. *	4,379	57

RealNetworks, Inc. *	12,780	52

RealPage, Inc. *	30,057	626

Sapiens International Corp. N.V.	13,548	162

SciQuest, Inc. *	16,113	224

Seachange International, Inc. *	18,113	100

SPS Commerce, Inc. *	9,436	405

Synchronoss Technologies, Inc. *	22,111	715

Take-Two Interactive Software, Inc. *	48,070	1,811

Tangoe, Inc. *	21,850	172

Textura Corp. *	11,018	205

TubeMogul, Inc. *	8,669	112

Tyler Technologies, Inc. *	19,107	2,457

Varonis Systems, Inc. *	4,909	90

VASCO Data Security International, Inc. *	16,433	253

Verint Systems, Inc. *	34,930	1,166

VirnetX Holding Corp. *	24,811	114

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Software – 5.0% – continued

Web.com Group, Inc. *	25,051	$496

Workiva, Inc. *	4,037	47

Xactly Corp. *	4,222	29

Xura, Inc. *	12,688	250

Zendesk, Inc. *	32,132	673
		47,799

Specialty Finance – 2.3%

Aircastle Ltd.	35,499	790

Altisource Portfolio Solutions S.A. *	7,682	186

Arlington Asset Investment Corp., Class A	12,650	159

Blackhawk Network Holdings, Inc. *	30,823	1,057

CAI International, Inc. *	9,399	91

Cardtronics, Inc. *	25,543	919

Cash America International, Inc.	14,554	562

Cass Information Systems, Inc.	6,665	349

Ellie Mae, Inc. *	16,727	1,516

Encore Capital Group, Inc. *	15,025	387

Enova International, Inc. *	14,575	92

Essent Group Ltd. *	31,705	659

Euronet Worldwide, Inc. *	29,441	2,182

Everi Holdings, Inc. *	36,611	84

Federal Agricultural Mortgage Corp., Class C	6,139	232

First American Financial Corp.	61,526	2,345

Flagstar Bancorp, Inc. *	11,559	248

FNFV Group *	43,104	468

Green Dot Corp., Class A *	26,339	605

Heartland Payment Systems, Inc.	20,766	2,005

HFF, Inc., Class A	21,555	593

HomeStreet, Inc. *	12,741	265

Impac Mortgage Holdings, Inc. *	4,722	66

JG Wentworth (The) Co., Class A *	7,216	9

LendingTree, Inc. *	3,481	340

Liberty Tax, Inc.	3,221	63

Marlin Business Services Corp.	5,018	72

Meta Financial Group, Inc.	4,215	192

MGIC Investment Corp. *	193,125	1,481

MoneyGram International, Inc. *	16,077	98

Nationstar Mortgage Holdings, Inc. *	22,787	226

Nelnet, Inc., Class A	12,657	498

NewStar Financial, Inc. *	13,136	115

Ocwen Financial Corp. *	59,956	148

On Deck Capital, Inc. *	6,448	50

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Specialty Finance – 2.3% – continued

PennyMac Financial Services, Inc., Class A *	7,267	$85

PHH Corp. *	25,264	317

PRA Group, Inc. *	27,530	809

Regional Management Corp. *	5,874	101

Stewart Information Services Corp.	13,168	478

Stonegate Mortgage Corp. *	7,877	45

Textainer Group Holdings Ltd.	12,535	186

Walker & Dunlop, Inc. *	15,316	372

Walter Investment Management Corp. *	22,029	168

World Acceptance Corp. *	4,195	159
		21,872

Technology Services – 2.8%

Black Box Corp.	8,552	115

Bottomline Technologies de, Inc. *	23,278	710

CACI International, Inc., Class A *	13,746	1,467

Ciber, Inc. *	44,777	94

comScore, Inc. *	28,050	843

Convergys Corp.	56,090	1,558

CPI Card Group, Inc.	9,579	79

CSG Systems International, Inc.	18,559	838

Cubic Corp.	12,362	494

Endurance International Group Holdings, Inc. *	32,821	346

Engility Holdings, Inc. *	9,905	186

EPAM Systems, Inc. *	27,768	2,073

EVERTEC, Inc.	37,611	526

ExlService Holdings, Inc. *	18,865	977

Fair Isaac Corp.	17,637	1,871

Forrester Research, Inc.	5,921	199

Globant S.A. *	8,820	272

ICF International, Inc. *	11,288	388

Luxoft Holding, Inc. *	10,395	572

ManTech International Corp., Class A	13,899	445

MarketAxess Holdings, Inc.	21,193	2,645

MAXIMUS, Inc.	37,448	1,971

Medidata Solutions, Inc. *	31,489	1,219

NIC, Inc.	37,366	674

Perficient, Inc. *	19,886	432

PFSweb, Inc. *	6,599	87

Science Applications International Corp.	26,174	1,396

ServiceSource International, Inc. *	35,493	151

Sykes Enterprises, Inc. *	22,093	667

Syntel, Inc. *	17,716	884

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Technology Services – 2.8% – continued

TeleTech Holdings, Inc.	9,216	$256

Travelport Worldwide Ltd.	60,154	822

Unisys Corp. *	29,300	226

Virtusa Corp. *	16,856	631

WageWorks, Inc. *	20,336	1,029
		27,143

Telecom – 1.2%

8x8, Inc. *	50,114	504

Atlantic Tele-Network, Inc.	5,911	448

Cincinnati Bell, Inc. *	120,894	468

Cogent Communications Holdings, Inc.	26,202	1,023

Consolidated Communications Holdings, Inc.	28,888	744

DigitalGlobe, Inc. *	36,602	633

EarthLink Holdings Corp.	59,578	338

FairPoint Communications, Inc. *	12,243	182

General Communication, Inc., Class A *	19,494	357

Global Eagle Entertainment, Inc. *	26,093	222

Globalstar, Inc. *	272,321	400

Gogo, Inc. *	32,241	355

GTT Communications, Inc. *	14,309	237

Hawaiian Telcom Holdco, Inc. *	6,743	159

HC2 Holdings, Inc. *	15,622	60

IDT Corp., Class B	9,297	145

Inteliquent, Inc.	19,234	309

Intelsat S.A. *	15,672	40

Internap Corp. *	30,091	82

Iridium Communications, Inc. *	45,909	361

Lumos Networks Corp. *	13,589	175

NTELOS Holdings Corp. *	9,337	86

ORBCOMM, Inc. *	33,196	336

Pendrell Corp. *	89,883	48

RigNet, Inc. *	6,826	93

RingCentral, Inc., Class A *	30,490	480

Shenandoah Telecommunications Co.	27,500	736

Spok Holdings, Inc.	12,621	221

Straight Path Communications, Inc., Class B *	5,126	159

Vonage Holdings Corp. *	105,751	483

West Corp.	29,839	681

Windstream Holdings, Inc.	52,057	400

Zix Corp. *	32,387	127
		11,092

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Transportation & Logistics – 1.6%

Air Transport Services Group, Inc. *	30,318	$466

ArcBest Corp.	14,515	313

Ardmore Shipping Corp.	9,943	84

Atlas Air Worldwide Holdings, Inc. *	14,277	604

Celadon Group, Inc.	14,963	157

Covenant Transportation Group, Inc., Class A *	6,425	155

DHT Holdings, Inc.	53,736	310

Dorian LPG Ltd. *	14,880	140

Eagle Bulk Shipping, Inc. *	12,021	4

Echo Global Logistics, Inc. *	17,139	466

Forward Air Corp.	17,613	798

Frontline Ltd.	27,702	232

GasLog Ltd.	23,460	229

Gener8 Maritime, Inc. *	9,359	66

Golden Ocean Group Ltd. *	36,578	25

Heartland Express, Inc.	27,150	504

Hornbeck Offshore Services, Inc. *	19,137	190

Hub Group, Inc., Class A *	20,546	838

Knight Transportation, Inc.	35,640	932

Marten Transport Ltd.	13,869	260

Matson, Inc.	24,708	993

Mobile Mini, Inc.	26,153	864

ModusLink Global Solutions, Inc. *	20,052	29

Navios Maritime Acquisition Corp.	44,628	71

Navios Maritime Holdings, Inc.	43,545	49

Nordic American Offshore Ltd.	9,977	45

Nordic American Tankers Ltd.	50,699	714

P.A.M. Transportation Services, Inc. *	1,586	49

Radiant Logistics, Inc. *	17,413	62

Roadrunner Transportation Systems, Inc. *	15,302	191

Safe Bulkers, Inc.	21,425	17

Saia, Inc. *	14,109	397

Scorpio Bulkers, Inc. *	25,414	83

Scorpio Tankers, Inc.	102,199	596

Ship Finance International Ltd.	33,837	470

Swift Transportation Co. *	50,141	934

Teekay Tankers Ltd., Class A	53,252	195

Ultrapetrol Bahamas Ltd. *	12,015	3

Universal Truckload Services, Inc.	4,687	77

USA Truck, Inc. *	5,326	100

Werner Enterprises, Inc.	25,301	687

XPO Logistics, Inc. *	40,735	1,251

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Transportation & Logistics – 1.6% – continued

YRC Worldwide, Inc. *	18,275	$170
		14,820

Transportation Equipment – 0.2%

Accuride Corp. *	21,224	33

American Railcar Industries, Inc.	5,291	215

Blue Bird Corp. *	2,712	29

Commercial Vehicle Group, Inc. *	16,072	43

FreightCar America, Inc.	6,969	109

Greenbrier (The) Cos., Inc.	15,195	420

Meritor, Inc. *	51,932	419

Navistar International Corp. *	28,603	358

Wabash National Corp. *	39,078	516
		2,142

Utilities – 4.1%

Abengoa Yield PLC	27,993	498

ALLETE, Inc.	27,740	1,555

American States Water Co.	21,549	848

Artesian Resources Corp., Class A	4,277	120

Atlantic Power Corp.	69,711	172

Avista Corp.	35,320	1,440

Black Hills Corp.	29,100	1,750

California Water Service Group	27,325	730

Chesapeake Utilities Corp.	8,694	547

Cleco Corp.	34,277	1,892

Connecticut Water Service, Inc.	6,329	285

Consolidated Water Co. Ltd.	7,949	97

Dynegy, Inc. *	68,707	987

El Paso Electric Co.	23,103	1,060

Empire District Electric (The) Co.	24,867	822

Genie Energy Ltd., Class B *	6,829	52

IDACORP, Inc.	28,537	2,129

Laclede Group (The), Inc.	24,393	1,653

MGE Energy, Inc.	19,782	1,034

Middlesex Water Co.	9,567	295

New Jersey Resources Corp.	48,661	1,773

Northwest Natural Gas Co.	15,608	841

NorthWestern Corp.	26,633	1,645

NRG Yield, Inc., Class A	19,334	262

NRG Yield, Inc., Class C	35,902	511

ONE Gas, Inc.	29,801	1,821

Ormat Technologies, Inc.	21,083	869

Otter Tail Corp.	21,500	637

Pattern Energy Group, Inc.	31,843	607

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Utilities – 4.1% – continued

Piedmont Natural Gas Co., Inc.	44,740	$2,677

PNM Resources, Inc.	45,178	1,523

PNM Resources, Inc. – (Fractional Shares) (1)	50,000	–

Portland General Electric Co.	50,383	1,990

SJW Corp.	8,954	325

South Jersey Industries, Inc.	39,209	1,116

Southwest Gas Corp.	26,678	1,757

Spark Energy, Inc., Class A	1,585	29

Talen Energy Corp. *	48,457	436

Unitil Corp.	8,224	349

WGL Holdings, Inc.	28,270	2,046

York Water (The) Co.	7,093	216
		39,396

Waste & Environment Services & Equipment – 0.5%

Cantel Medical Corp.	19,503	1,392

Casella Waste Systems, Inc., Class A *	23,618	158

CECO Environmental Corp.	17,573	109

CLARCOR, Inc.	28,492	1,647

Fenix Parts, Inc. *	7,466	34

Heritage-Crystal Clean, Inc. *	6,838	68

Tetra Tech, Inc.	34,202	1,020

US Ecology, Inc.	12,470	551
		4,979
Total Common Stocks
(Cost $764,868)		927,851

OTHER – 0.0%

Escrow DLB Oil & Gas (1)*	1,200	–

Escrow Gerber Scientific, Inc. (1)*	9,016	–

Escrow Position PetroCorp (1)*	420	–
Total Other
(Cost $– )		–

RIGHTS – 0.0%

Apparel & Textile Products – 0.0%

Vince Holding Corp. (Contingent Value Rights) *	8,426	2

Biotechnology & Pharmaceuticals – 0.0%

Dyax Corp. (Contingent Value Rights) (1)*	80,916	–

Omthera Pharmaceuticals, Inc. (Contingent Value Rights) (1)*	3,681	–
		–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0% – continued

Telecom – 0.0%

Leap Wireless International, Inc. (Contingent Value Rights) (1)*	30,708	$ –
Total Rights
(Cost $–)		2

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Magnum Hunter Resources Corp., Exp. 4/15/16, Strike $8.50 *	9,488	$ –
Total Warrants
(Cost $–)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.2%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (2)(3)	21,467,312	$21,467
Total Investment Companies
(Cost $21,467)		21,467

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.30%, 9/15/16 (4)(5)	$2,100	$2,097
Total Short-Term Investments
(Cost $2,097)		2,097

Total Investments – 99.7%
(Cost $788,432)		951,417

Other Assets less Liabilities – 0.3%		2,467
NET ASSETS – 100.0%		$953,884

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day yield as of March 31, 2016 is disclosed.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
(5)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Russell 2000 Mini Index	234	$25,965	Long	6/16	$1,002

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.9%
Consumer Staples	3.6
Energy	2.6
Financials	26.1
Health Care	13.8
Industrials	12.9
Information Technology	18.0
Materials	3.9
Telecommunication Services	0.9
Utilities	4.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions including risk, market participants would use in pricing a strategy).

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Real Estate Investment Trusts	$92,104	$55	$–	$92,159
All Other Industries (1)	835,692	–	–	835,692
Total Common Stocks	927,796	55	–	927,851
Other	–	–	–	–
Rights	–	2	–	2
Warrants	–	–	–	–
Investment Companies	21,467	–	–	21,467
Short-Term Investments	–	2,097	–	2,097
Total Investments	$949,263	$2,154	$–	$951,417

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,002	$–	$–	$1,002

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2%

Aerospace & Defense – 2.0%

Boeing (The) Co.	241,148	$30,611

General Dynamics Corp.	113,272	14,881

Harris Corp.	48,265	3,758

L-3 Communications Holdings, Inc.	30,004	3,555

Lockheed Martin Corp.	101,732	22,534

Northrop Grumman Corp.	70,197	13,892

Raytheon Co.	115,761	14,196

Rockwell Collins, Inc.	50,924	4,696

Textron, Inc.	104,511	3,810

United Technologies Corp.	301,229	30,153
		142,086

Apparel & Textile Products – 0.9%

Hanesbrands, Inc.	152,060	4,309

Michael Kors Holdings Ltd. *	69,489	3,958

NIKE, Inc., Class B	522,759	32,134

PVH Corp.	31,573	3,128

Ralph Lauren Corp.	22,387	2,155

Under Armour, Inc., Class A *	70,351	5,968

VF Corp.	131,259	8,500
		60,152

Asset Management – 0.9%

Affiliated Managers Group, Inc. *	20,771	3,373

Ameriprise Financial, Inc.	65,442	6,152

BlackRock, Inc.	48,885	16,649

Charles Schwab (The) Corp.	465,286	13,037

E*TRADE Financial Corp. *	109,375	2,679

Franklin Resources, Inc.	145,138	5,668

Invesco Ltd.	161,258	4,962

Legg Mason, Inc.	42,191	1,463

Leucadia National Corp.	129,503	2,094

T. Rowe Price Group, Inc.	96,050	7,056
		63,133

Automotive – 1.0%

BorgWarner, Inc.	84,690	3,252

Delphi Automotive PLC	107,653	8,076

Ford Motor Co.	1,510,200	20,388

General Motors Co.	544,033	17,099

Goodyear Tire & Rubber (The) Co.	103,467	3,412

Harley-Davidson, Inc.	71,242	3,657

Harman International Industries, Inc.	27,259	2,427

Johnson Controls, Inc.	250,409	9,759
		68,070

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 5.2%

Bank of America Corp.	3,998,385	$54,058

BB&T Corp.	302,813	10,075

Citigroup, Inc.	1,141,639	47,663

Citizens Financial Group, Inc.	205,421	4,304

Comerica, Inc.	67,952	2,573

Fifth Third Bancorp	302,830	5,054

Huntington Bancshares, Inc.	308,259	2,941

JPMorgan Chase & Co.	1,421,250	84,166

KeyCorp	321,392	3,548

M&T Bank Corp.	61,686	6,847

People’s United Financial, Inc.	119,164	1,898

PNC Financial Services Group (The), Inc.	193,939	16,401

Regions Financial Corp.	497,384	3,905

SunTrust Banks, Inc.	196,060	7,074

US Bancorp	632,113	25,658

Wells Fargo & Co.	1,788,888	86,511

Zions Bancorporation	79,927	1,935
		364,611

Biotechnology & Pharmaceuticals – 8.6%

AbbVie, Inc.	623,907	35,638

Alexion Pharmaceuticals, Inc. *	87,231	12,144

Allergan PLC *	152,831	40,963

Amgen, Inc.	291,229	43,664

Baxalta, Inc.	263,795	10,657

Biogen, Inc. *	84,674	22,042

Bristol-Myers Squibb Co.	646,411	41,293

Celgene Corp. *	302,624	30,290

Eli Lilly & Co.	376,862	27,138

Endo International PLC *	79,648	2,242

Gilead Sciences, Inc.	529,272	48,619

Johnson & Johnson	1,068,493	115,611

Mallinckrodt PLC *	43,331	2,655

Merck & Co., Inc.	1,074,608	56,858

Mylan N.V. *	159,955	7,414

Perrigo Co. PLC	56,718	7,256

Pfizer, Inc.	2,341,954	69,416

Regeneron Pharmaceuticals, Inc. *	30,231	10,896

Vertex Pharmaceuticals, Inc. *	95,395	7,583

Zoetis, Inc.	177,014	7,847
		600,226

Chemicals – 1.9%

Air Products & Chemicals, Inc.	75,231	10,837

Airgas, Inc.	25,360	3,592

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Chemicals – 1.9% – continued

Avery Dennison Corp.	34,917	$2,518

CF Industries Holdings, Inc.	90,515	2,837

Dow Chemical (The) Co.	432,269	21,985

E.I. du Pont de Nemours & Co.	337,621	21,378

Eastman Chemical Co.	57,439	4,149

FMC Corp.	52,392	2,115

International Flavors & Fragrances, Inc.	30,923	3,518

LyondellBasell Industries N.V., Class A	133,851	11,455

Monsanto Co.	170,499	14,959

Mosaic (The) Co.	136,443	3,684

PPG Industries, Inc.	103,182	11,504

Praxair, Inc.	110,246	12,618

Sherwin-Williams (The) Co.	30,338	8,636
		135,785

Commercial Services – 0.3%

ADT (The) Corp.	63,929	2,638

Cintas Corp.	33,827	3,038

Ecolab, Inc.	103,122	11,500

H&R Block, Inc.	92,145	2,434

Robert Half International, Inc.	51,176	2,384
		21,994

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	24,895	3,971

Vulcan Materials Co.	51,533	5,440
		9,411

Consumer Products – 7.9%

Altria Group, Inc.	758,268	47,513

Archer-Daniels-Midland Co.	231,124	8,392

Brown-Forman Corp., Class B	38,670	3,808

Campbell Soup Co.	69,572	4,438

Church & Dwight Co., Inc.	50,506	4,656

Clorox (The) Co.	50,014	6,305

Coca-Cola (The) Co.	1,509,208	70,012

Coca-Cola Enterprises, Inc.	80,754	4,097

Colgate-Palmolive Co.	345,455	24,406

ConAgra Foods, Inc.	167,853	7,490

Constellation Brands, Inc., Class A	68,100	10,289

Dr. Pepper Snapple Group, Inc.	72,435	6,477

Estee Lauder (The) Cos., Inc., Class A	85,940	8,105

General Mills, Inc.	229,736	14,554

Hershey (The) Co.	55,396	5,102

Hormel Foods Corp.	104,559	4,521

JM Smucker (The) Co.	46,335	6,016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Consumer Products – 7.9% – continued

Kellogg Co.	97,627	$7,473

Kimberly-Clark Corp.	139,836	18,809

Kraft Heinz (The) Co.	230,253	18,089

McCormick & Co., Inc. (Non Voting)	44,543	4,431

Mead Johnson Nutrition Co.	72,407	6,153

Molson Coors Brewing Co., Class B	71,176	6,846

Mondelez International, Inc., Class A	607,483	24,372

Monster Beverage Corp. *	58,144	7,755

PepsiCo, Inc.	559,925	57,381

Philip Morris International, Inc.	599,978	58,864

Procter & Gamble (The) Co.	1,027,253	84,553

Reynolds American, Inc.	320,538	16,126

Tyson Foods, Inc., Class A	113,744	7,582
		554,615

Containers & Packaging – 0.8%

3M Co.	234,295	39,041

Ball Corp.	54,890	3,913

International Paper Co.	158,587	6,508

Owens-Illinois, Inc. *	61,708	985

Sealed Air Corp.	75,766	3,638

WestRock Co.	98,312	3,837
		57,922

Distributors – Consumer Staples – 0.1%

Sysco Corp.	203,442	9,507

Distributors – Discretionary – 0.2%

Fastenal Co.	111,931	5,485

Genuine Parts Co.	58,108	5,773
		11,258

Electrical Equipment – 3.1%

Allegion PLC	37,602	2,395

AMETEK, Inc.	90,932	4,545

Amphenol Corp., Class A	119,248	6,895

Eaton Corp. PLC	177,688	11,116

Emerson Electric Co.	249,027	13,542

General Electric Co.	3,613,232	114,865

Honeywell International, Inc.	297,905	33,380

Ingersoll-Rand PLC	99,360	6,161

Rockwell Automation, Inc.	50,863	5,786

Roper Technologies, Inc.	39,092	7,145

TE Connectivity Ltd.	143,131	8,863

Tyco International PLC	164,397	6,035
		220,728

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Engineering & Construction Services – 0.1%

Fluor Corp.	53,706	$2,884

Jacobs Engineering Group, Inc. *	47,264	2,058

Quanta Services, Inc. *	62,363	1,407
		6,349

Gaming, Lodging & Restaurants – 1.9%

Carnival Corp.	174,472	9,207

Chipotle Mexican Grill, Inc. *	11,633	5,479

Darden Restaurants, Inc.	44,638	2,959

Marriott International, Inc., Class A	73,556	5,236

McDonald’s Corp.	349,118	43,877

Royal Caribbean Cruises Ltd.	65,633	5,392

Starbucks Corp.	572,755	34,193

Starwood Hotels & Resorts Worldwide, Inc.	65,246	5,443

Wyndham Worldwide Corp.	43,539	3,328

Wynn Resorts Ltd.	31,560	2,949

Yum! Brands, Inc.	158,253	12,953
		131,016

Hardware – 5.1%

Apple, Inc.	2,147,051	234,007

Cisco Systems, Inc.	1,948,665	55,478

Corning, Inc.	431,303	9,010

EMC Corp.	753,942	20,092

F5 Networks, Inc. *	26,629	2,819

FLIR Systems, Inc.	53,294	1,756

Garmin Ltd.	44,949	1,796

HP, Inc.	668,494	8,236

Juniper Networks, Inc.	135,344	3,453

Motorola Solutions, Inc.	61,422	4,650

NetApp, Inc.	111,566	3,045

Pitney Bowes, Inc.	74,072	1,595

Seagate Technology PLC	115,463	3,978

Western Digital Corp.	89,834	4,244
		354,159

Health Care Facilities & Services – 2.7%

Aetna, Inc.	135,368	15,209

AmerisourceBergen Corp.	75,629	6,546

Anthem, Inc.	101,254	14,073

Cardinal Health, Inc.	127,539	10,452

Centene Corp. *	65,784	4,050

Cigna Corp.	98,937	13,578

DaVita HealthCare Partners, Inc. *	64,427	4,728

Express Scripts Holding Co. *	258,711	17,771

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Health Care Facilities & Services – 2.7% – continued

HCA Holdings, Inc. *	118,354	$9,237

Henry Schein, Inc. *	31,644	5,463

Humana, Inc.	57,291	10,481

Laboratory Corp. of America Holdings *	39,334	4,607

McKesson Corp.	88,426	13,905

Patterson Cos., Inc.	32,122	1,495

Quest Diagnostics, Inc.	55,633	3,975

Tenet Healthcare Corp. *	38,166	1,104

UnitedHealth Group, Inc.	368,148	47,454

Universal Health Services, Inc., Class B	35,037	4,370
		188,498

Home & Office Products – 0.6%

D.R. Horton, Inc.	128,046	3,871

Leggett & Platt, Inc.	52,187	2,526

Lennar Corp., Class A	70,046	3,387

Masco Corp.	129,129	4,061

Mohawk Industries, Inc. *	24,671	4,710

Newell Rubbermaid, Inc.	103,558	4,586

PulteGroup, Inc.	123,574	2,312

Snap-on, Inc.	22,619	3,551

Stanley Black & Decker, Inc.	58,941	6,201

Whirlpool Corp.	29,765	5,368
		40,573

Industrial Services – 0.1%

United Rentals, Inc. *	35,204	2,189

WW Grainger, Inc.	21,966	5,128
		7,317

Institutional Financial Services – 1.4%

Bank of New York Mellon (The) Corp.	416,712	15,348

CME Group, Inc.	131,027	12,586

Goldman Sachs Group (The), Inc.	152,151	23,885

Intercontinental Exchange, Inc.	46,034	10,824

Morgan Stanley	591,776	14,800

Nasdaq, Inc.	44,327	2,942

Northern Trust Corp. (1)	80,837	5,267

State Street Corp.	154,780	9,058
		94,710

Insurance – 4.1%

Aflac, Inc.	162,659	10,270

Allstate (The) Corp.	146,537	9,872

American International Group, Inc.	445,183	24,062

Aon PLC	104,587	10,924

Assurant, Inc.	24,848	1,917

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Insurance – 4.1% – continued

Berkshire Hathaway, Inc., Class B *	725,564	$102,943

Chubb Ltd.	178,469	21,265

Cincinnati Financial Corp.	57,204	3,739

Hartford Financial Services Group (The), Inc.	153,576	7,077

Lincoln National Corp.	93,322	3,658

Loews Corp.	103,882	3,975

Marsh & McLennan Cos., Inc.	201,853	12,271

MetLife, Inc.	424,701	18,661

Principal Financial Group, Inc.	104,919	4,139

Progressive (The) Corp.	226,166	7,947

Prudential Financial, Inc.	172,677	12,471

Torchmark Corp.	43,631	2,363

Travelers (The) Cos., Inc.	114,234	13,332

Unum Group	92,454	2,859

Willis Towers Watson PLC	53,494	6,348

XL Group PLC	112,989	4,158
		284,251

Iron & Steel – 0.1%

Nucor Corp.	123,305	5,832

Leisure Products – 0.1%

Hasbro, Inc.	43,483	3,483

Mattel, Inc.	131,629	4,425
		7,908

Machinery – 0.8%

Caterpillar, Inc.	225,435	17,255

Deere & Co.	115,977	8,929

Dover Corp.	60,057	3,864

Flowserve Corp.	50,822	2,257

Illinois Tool Works, Inc.	126,716	12,981

Parker-Hannifin Corp.	52,307	5,810

Pentair PLC	70,571	3,829

Xylem, Inc.	69,593	2,846
		57,771

Media – 7.9%

Alphabet, Inc., Class A *	113,293	86,431

Alphabet, Inc., Class C *	115,068	85,720

Cablevision Systems Corp., Class A (New York Group)	86,663	2,860

CBS Corp., Class B (Non Voting)	163,178	8,989

Comcast Corp., Class A	942,032	57,539

Discovery Communications, Inc., Class A *	58,958	1,688

Discovery Communications, Inc., Class C *	92,025	2,485

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Media – 7.9% – continued

Expedia, Inc.	46,057	$4,966

Facebook, Inc., Class A *	888,653	101,395

Interpublic Group of (The) Cos., Inc.	156,387	3,589

Netflix, Inc. *	165,749	16,945

News Corp., Class A	146,179	1,867

News Corp., Class B	41,286	547

Omnicom Group, Inc.	92,915	7,733

Priceline Group (The), Inc. *	19,213	24,765

Scripps Networks Interactive, Inc., Class A	36,928	2,419

TEGNA, Inc.	84,634	1,985

Time Warner Cable, Inc.	109,636	22,434

Time Warner, Inc.	305,932	22,195

TripAdvisor, Inc. *	44,094	2,932

Twenty-First Century Fox, Inc., Class A	433,195	12,077

Twenty-First Century Fox, Inc., Class B	167,298	4,718

VeriSign, Inc. *	37,233	3,297

Viacom, Inc., Class B	134,170	5,539

Walt Disney (The) Co.	581,197	57,719

Yahoo!, Inc. *	337,232	12,413
		555,247

Medical Equipment & Devices – 3.1%

Abbott Laboratories	570,471	23,863

Agilent Technologies, Inc.	126,779	5,052

Baxter International, Inc.	211,594	8,692

Becton Dickinson and Co.	82,006	12,450

Boston Scientific Corp. *	522,889	9,836

C.R. Bard, Inc.	28,652	5,807

Danaher Corp.	231,536	21,964

DENTSPLY SIRONA, Inc.	93,766	5,779

Edwards Lifesciences Corp. *	83,018	7,323

Hologic, Inc. *	95,571	3,297

Illumina, Inc. *	56,921	9,227

Intuitive Surgical, Inc. *	14,469	8,697

Medtronic PLC	544,512	40,838

PerkinElmer, Inc.	43,014	2,127

St. Jude Medical, Inc.	109,516	6,023

Stryker Corp.	121,287	13,013

Thermo Fisher Scientific, Inc.	153,267	21,701

Varian Medical Systems, Inc. *	36,961	2,958

Waters Corp. *	31,486	4,154

Zimmer Biomet Holdings, Inc.	69,419	7,402
		220,203

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Metals & Mining – 0.2%

Alcoa, Inc.	508,892	$4,875

Freeport-McMoRan, Inc.	486,503	5,031

Newmont Mining Corp.	204,787	5,443
		15,349

Oil, Gas & Coal – 6.7%

Anadarko Petroleum Corp.	196,623	9,157

Apache Corp.	146,436	7,148

Baker Hughes, Inc.	169,154	7,414

Cabot Oil & Gas Corp.	177,285	4,026

Cameron International Corp. *	74,187	4,974

Chesapeake Energy Corp.	198,833	819

Chevron Corp.	729,189	69,565

Cimarex Energy Co.	36,701	3,570

Columbia Pipeline Group, Inc.	154,722	3,883

Concho Resources, Inc. *	50,241	5,076

ConocoPhillips	478,632	19,274

Devon Energy Corp.	198,548	5,448

Diamond Offshore Drilling, Inc.	26,075	567

EOG Resources, Inc.	212,857	15,449

EQT Corp.	61,880	4,162

Exxon Mobil Corp.	1,608,065	134,418

FMC Technologies, Inc. *	87,964	2,407

Halliburton Co.	332,368	11,872

Helmerich & Payne, Inc.	41,938	2,463

Hess Corp.	102,483	5,396

Kinder Morgan, Inc.	708,545	12,655

Marathon Oil Corp.	326,528	3,637

Marathon Petroleum Corp.	205,255	7,631

Murphy Oil Corp.	62,198	1,567

National Oilwell Varco, Inc.	145,516	4,526

Newfield Exploration Co. *	76,616	2,547

Noble Energy, Inc.	165,931	5,212

Occidental Petroleum Corp.	295,713	20,236

ONEOK, Inc.	81,683	2,439

Phillips 66	181,739	15,737

Pioneer Natural Resources Co.	63,199	8,895

Range Resources Corp.	66,172	2,143

Schlumberger Ltd.	485,265	35,788

Southwestern Energy Co. *	153,431	1,238

Spectra Energy Corp.	259,452	7,939

Tesoro Corp.	46,060	3,962

Transocean Ltd.	130,676	1,194

Valero Energy Corp.	182,120	11,681

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Oil, Gas & Coal – 6.7% – continued

Williams (The) Cos., Inc.	264,290	$4,247
		470,362

Passenger Transportation – 0.6%

American Airlines Group, Inc.	233,567	9,579

Delta Air Lines, Inc.	301,410	14,673

Southwest Airlines Co.	247,077	11,069

United Continental Holdings, Inc. *	139,213	8,333
		43,654

Real Estate – 0.0%

CBRE Group, Inc., Class A *	113,170	3,261

Real Estate Investment Trusts – 3.0%

American Tower Corp.	164,156	16,805

Apartment Investment & Management Co., Class A	60,920	2,548

AvalonBay Communities, Inc.	53,063	10,093

Boston Properties, Inc.	59,542	7,567

Crown Castle International Corp.	128,974	11,156

Equinix, Inc.	26,673	8,821

Equity Residential	141,431	10,611

Essex Property Trust, Inc.	25,333	5,924

Extra Space Storage, Inc.	48,382	4,522

Federal Realty Investment Trust	27,029	4,218

General Growth Properties, Inc.	225,553	6,706

HCP, Inc.	179,918	5,862

Host Hotels & Resorts, Inc.	291,274	4,864

Iron Mountain, Inc.	75,214	2,550

Kimco Realty Corp.	160,277	4,613

Macerich (The) Co.	48,831	3,869

Prologis, Inc.	203,047	8,971

Public Storage	57,019	15,727

Realty Income Corp.	96,963	6,061

Simon Property Group, Inc.	119,841	24,890

SL Green Realty Corp.	38,757	3,755

UDR, Inc.	103,353	3,982

Ventas, Inc.	130,126	8,193

Vornado Realty Trust	68,676	6,485

Welltower, Inc.	137,526	9,536

Weyerhaeuser Co.	305,658	9,469
		207,798

Renewable Energy – 0.0%

First Solar, Inc. *	29,585	2,026

Retail – Consumer Staples – 2.8%

Costco Wholesale Corp.	170,281	26,833

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Retail – Consumer Staples – 2.8% – continued

CVS Health Corp.	425,373	$44,124

Dollar General Corp.	112,822	9,658

Dollar Tree, Inc. *	91,139	7,515

Kroger (The) Co.	377,404	14,436

Target Corp.	233,149	19,184

Walgreens Boots Alliance, Inc.	334,170	28,150

Wal-Mart Stores, Inc.	607,552	41,611

Whole Foods Market, Inc.	125,662	3,909
		195,420

Retail – Discretionary – 4.3%

Advance Auto Parts, Inc.	28,390	4,552

Amazon.com, Inc. *	149,501	88,750

AutoNation, Inc. *	28,652	1,338

AutoZone, Inc. *	11,695	9,317

Bed Bath & Beyond, Inc. *	63,356	3,145

Best Buy Co., Inc.	109,073	3,538

CarMax, Inc. *	75,791	3,873

Coach, Inc.	107,554	4,312

eBay, Inc. *	419,863	10,018

GameStop Corp., Class A	40,838	1,296

Gap (The), Inc.	87,214	2,564

Home Depot (The), Inc.	490,980	65,511

Kohl’s Corp.	73,909	3,445

L Brands, Inc.	98,369	8,638

Lowe’s Cos., Inc.	354,381	26,844

Macy’s, Inc.	119,761	5,280

Nordstrom, Inc.	49,454	2,829

O’Reilly Automotive, Inc. *	37,629	10,298

Ross Stores, Inc.	156,819	9,080

Signet Jewelers Ltd.	30,850	3,826

Staples, Inc.	251,206	2,771

Tiffany & Co.	42,988	3,154

TJX (The) Cos., Inc.	259,271	20,314

Tractor Supply Co.	51,985	4,703

Urban Outfitters, Inc. *	33,595	1,112
		300,508

Semiconductors – 2.8%

Analog Devices, Inc.	120,245	7,117

Applied Materials, Inc.	437,808	9,273

Broadcom Ltd.	143,578	22,183

Intel Corp.	1,829,343	59,179

KLA-Tencor Corp.	60,126	4,378

Lam Research Corp.	61,505	5,080

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Semiconductors – 2.8% – continued

Linear Technology Corp.	93,106	$4,149

Microchip Technology, Inc.	78,442	3,781

Micron Technology, Inc. *	401,811	4,207

NVIDIA Corp.	197,856	7,050

Qorvo, Inc. *	49,735	2,507

QUALCOMM, Inc.	579,073	29,614

SanDisk Corp.	77,824	5,921

Skyworks Solutions, Inc.	74,320	5,789

Texas Instruments, Inc.	389,293	22,353

Xilinx, Inc.	98,829	4,687
		197,268

Software – 4.5%

Activision Blizzard, Inc.	196,758	6,658

Adobe Systems, Inc. *	192,894	18,094

Akamai Technologies, Inc. *	68,308	3,796

Autodesk, Inc. *	87,504	5,102

CA, Inc.	113,980	3,509

Cerner Corp. *	117,599	6,228

Citrix Systems, Inc. *	59,949	4,711

Electronic Arts, Inc. *	120,119	7,941

Intuit, Inc.	99,390	10,338

Microsoft Corp.	3,062,665	169,151

Oracle Corp.	1,220,037	49,912

Red Hat, Inc. *	70,983	5,289

salesforce.com, Inc. *	244,147	18,025

Symantec Corp.	252,277	4,637
		313,391

Specialty Finance – 2.7%

Alliance Data Systems Corp. *	22,948	5,049

American Express Co.	317,325	19,484

Capital One Financial Corp.	204,148	14,150

Discover Financial Services	160,430	8,169

Fidelity National Information Services, Inc.	106,955	6,771

Fiserv, Inc. *	86,242	8,847

MasterCard, Inc., Class A	379,707	35,882

Navient Corp.	132,698	1,588

PayPal Holdings, Inc. *	430,835	16,630

Synchrony Financial *	322,891	9,254

Total System Services, Inc.	65,006	3,093

Visa, Inc., Class A	743,162	56,837

Western Union (The) Co.	195,065	3,763
		189,517

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Technology Services – 2.4%

Accenture PLC, Class A	243,110	$28,055

Automatic Data Processing, Inc.	177,128	15,890

Cognizant Technology Solutions Corp., Class A *	235,883	14,790

CSRA, Inc.	52,982	1,425

Dun & Bradstreet (The) Corp.	13,828	1,425

Equifax, Inc.	45,909	5,247

Hewlett Packard Enterprise Co.	664,652	11,784

International Business Machines Corp.	342,321	51,845

McGraw Hill Financial, Inc.	102,718	10,167

Moody’s Corp.	65,620	6,336

Nielsen Holdings PLC	140,455	7,396

Paychex, Inc.	124,338	6,716

Teradata Corp. *	50,597	1,328

Verisk Analytics, Inc. *	59,834	4,782

Xerox Corp.	369,257	4,121
		171,307

Telecom – 2.8%

AT&T, Inc.	2,382,222	93,312

CenturyLink, Inc.	209,971	6,711

Frontier Communications Corp.	448,141	2,505

Level 3 Communications, Inc. *	111,941	5,916

Verizon Communications, Inc.	1,577,704	85,322
		193,766

Transportation & Logistics – 1.5%

C.H. Robinson Worldwide, Inc.	55,114	4,091

CSX Corp.	373,088	9,607

Expeditors International of Washington, Inc.	70,538	3,443

FedEx Corp.	99,293	16,157

JB Hunt Transport Services, Inc.	34,345	2,893

Kansas City Southern	42,283	3,613

Norfolk Southern Corp.	115,368	9,605

Ryder System, Inc.	20,501	1,328

Union Pacific Corp.	327,821	26,078

United Parcel Service, Inc., Class B	267,419	28,205
		105,020

Transportation Equipment – 0.2%

Cummins, Inc.	62,753	6,899

PACCAR, Inc.	135,933	7,434
		14,333

Utilities – 3.4%

AES Corp.	255,454	3,014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Utilities – 3.4% – continued

AGL Resources, Inc.	46,760	$3,046

Ameren Corp.	93,763	4,697

American Electric Power Co., Inc.	190,485	12,648

American Water Works Co., Inc.	69,134	4,765

CenterPoint Energy, Inc.	167,521	3,505

CMS Energy Corp.	106,966	4,540

Consolidated Edison, Inc.	113,757	8,716

Dominion Resources, Inc.	230,943	17,348

DTE Energy Co.	69,401	6,292

Duke Energy Corp.	266,559	21,506

Edison International	126,479	9,093

Entergy Corp.	69,307	5,495

Eversource Energy	122,665	7,156

Exelon Corp.	356,026	12,767

FirstEnergy Corp.	163,339	5,875

NextEra Energy, Inc.	178,347	21,106

NiSource, Inc.	123,458	2,909

NRG Energy, Inc.	121,848	1,585

PG&E Corp.	190,798	11,394

Pinnacle West Capital Corp.	42,887	3,220

PPL Corp.	261,096	9,940

Public Service Enterprise Group, Inc.	196,456	9,261

SCANA Corp.	55,694	3,907

Sempra Energy	91,291	9,499

Southern (The) Co.	353,432	18,283

TECO Energy, Inc.	91,298	2,513

WEC Energy Group, Inc.	121,994	7,328

Xcel Energy, Inc.	196,239	8,207
		239,615

Waste & Environment Services & Equipment – 0.3%

Republic Services, Inc.	91,989	4,383

Stericycle, Inc. *	32,913	4,153

Waste Management, Inc.	160,910	9,494
		18,030
Total Common Stocks
(Cost $4,421,890)		6,953,957

INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (2)(3)	38,969,674	38,970
Total Investment Companies
(Cost $38,970)		38,970

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.30%, 9/15/16 (4)(5)	$14,960	$14,937
Total Short-Term Investments
(Cost $14,939)		14,937

Total Investments – 99.9%
(Cost $4,475,799)		7,007,864

Other Assets less Liabilities – 0.1%		3,967
NET ASSETS – 100.0%		$7,011,831

(1)	Investment in affiliate.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day yield as of March 31, 2016 is disclosed.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
(5)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-Mini S&P 500	542	$55,596	Long	6/16	$1,852

At March 31, 2016, the industry sectors (unaudited) for the Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.9%
Consumer Staples	10.4
Energy	6.8
Financials	15.6
Health Care	14.3
Industrials	10.1
Information Technology	20.8
Materials	2.8
Telecommunication Services	2.8
Utilities	3.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$6,953,957	$ –	$–	$6,953,957
Investment Companies	38,970	–	–	38,970
Short-Term Investments	–	14,937	–	14,937
Total Investments	$6,992,927	$14,937	$–	$7,007,864

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,852	$ –	$–	$1,852

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2016, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP.”) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market

EQUITY INDEX FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2016

quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts, in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2016, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
Emerging Markets Equity Index	Long	Hedge/Liquidity
Global Real Estate Index	Long	Hedge/Liquidity
Global Sustainability Index	Long	Hedge/Liquidity
International Equity Index	Long	Hedge/Liquidity
Mid Cap Index	Long	Hedge/Liquidity
Small Cap Index	Long	Hedge/Liquidity
Stock Index	Long	Hedge/Liquidity

At March 31, 2016, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Mid Cap Index, Small Cap Index and Stock Index Funds was approximately $3,694,000, $2,097,000 and $14,937,000, respectively. At March 31, 2016, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds was approximately $1,439,000, $1,773,000, $558,000 and $5,415,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on

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NOTES TO THE FINANCIAL STATEMENTS continued

translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees were approximately $1,000, $2,000, $2,000 and $3,000 for the fiscal year ended March 31, 2016, for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. Redemption fees were approximately $2,000, $2,000, $1,000 and $4,000 for the fiscal year ended March 31, 2015, for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index Funds and International Equity Index Funds, respectively. These amounts are included in Payments for Shares Redeemed in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Funds was less than $0.001 per share.

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MARCH 31, 2016

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Emerging Markets Equity Index	Annually
Global Real Estate Index	Quarterly
Global Sustainability Index	Annually
International Equity Index	Annually
Mid Cap Index	Annually
Small Cap Index	Annually
Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs’’) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2016, the following reclassifications were recorded:

Amounts in thousands	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)	CAPITAL STOCK
Emerging Markets Equity Index	$(1,150)	$1,150	$ —
Global Real Estate Index	338	(338)	—
Global Sustainability Index	(79)	79	—
International Equity Index	171	(7,658)	7,487
Small Cap Index	(450)	3	447
Stock Index	368	(1,153)	785

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2015, through the fiscal year ended March 31, 2016, the following Funds incurred net capital losses and/or Section 988 net currency losses which the Funds intend to treat as having been incurred in the following fiscal year:

Amounts in thousands
Emerging Markets Equity Index	$61,021
Global Sustainability Index	731
International Equity Index	43,240

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Emerging Markets Equity Index	$8,017	$192,920
International Equity Index*	4,799	199,248

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

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NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2016, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration for the Funds in the table below were as follows:

Amounts in thousands	MARCH 31, 2017		MARCH 31, 2018		MARCH 31, 2019
Emerging Markets Equity Index	$12,794		$101,299		$4,624
International Equity Index	67,464	*	193,709	*	8,431	*

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2019.

The Funds in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

At November 30, 2015, the Global Real Estate Index Fund’s last tax year end, the non-expiring long-term capital loss was approximately $2,245,000. The Fund may offset future capital gains with these capital loss carryforwards.

At November 30, 2015, the Global Real Estate Index Fund’s last tax year end, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	NOVEMBER 30, 2016	NOVEMBER 30, 2017	NOVEMBER 30, 2018	NOVEMBER 30, 2019
Global Real Estate Index	$97,594	$496,445	$10,164	$13,694

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

At March 31, 2016, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED		UNREALIZED GAINS
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$3,283	$ —	$42,403
Global Sustainability Index	1,351	13	36,202
International Equity Index	35,695	—	84,931
Mid Cap Index	5,878	32,496	261,331
Small Cap Index	2,164	4,898	154,289
Stock Index	371	15,941	2,410,589

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2015, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED		UNREALIZED GAINS
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$ —	$ —	$165,436

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$39,101	$ —
Global Sustainability Index	4,360	3,997
International Equity Index	116,683	—
Mid Cap Index	26,149	95,448
Small Cap Index	14,733	45,858
Stock Index	156,980	84,790

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$47,548	$ —
Global Sustainability Index	4,557	—
International Equity Index	155,000	—
Mid Cap Index	21,604	58,510
Small Cap Index	13,398	39,207
Stock Index	135,413	34,296

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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The tax character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2015 and November 30, 2014 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2015 AND NOVEMBER 30, 2014 DISTRIBUTIONS FROM
Amount in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
Global Real Estate Index (2015)	$49,559	$ —	$6,949
Global Real Estate Index (2014)	48,727	—	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2015 through March 31, 2016 will be determined at the end of its tax year.

As of March 31, 2016, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for the Global Real Estate Index Fund, filed for the fiscal years ended March 31, 2013 through March 31, 2015 remain subject to examination by the Internal Revenue Service. The Global Real Estate Index Fund’s federal tax returns filed for the tax years ended November 30, 2012 through November 30, 2014 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

J) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2016.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2016.

4. BANK BORROWINGS

The Trust entered into a $250,000,000 senior unsecured revolving credit facility on November 24, 2014, which was administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded the Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears which was included in Other expenses on the Statements of Operations. The Credit Facility expired on November 23, 2015.

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank, N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

At March 31, 2016, the Funds did not have any outstanding loans.

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NOTES TO THE FINANCIAL STATEMENTS continued

During the fiscal year ended March 31, 2016, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE
Emerging Markets Equity Index	$18,728	1.35%
Global Real Estate Index	3,671	1.38%
Global Sustainability Index	2,450	1.34%
International Equity Index	1,720	1.29%

No other Funds incurred any interest expenses during the fiscal year ended March 31, 2016.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2016, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES	CONTRACTUAL EXPENSE LIMITATIONS
Emerging Markets Equity Index	0.21%	0.30%
Global Real Estate Index	0.40%	0.50%
Global Sustainability Index	0.18%	0.30%
International Equity Index	0.18%	0.25%
Mid Cap Index	0.13%	0.15%
Small Cap Index	0.13%	0.15%
Stock Index	0.08%	0.10%

The contractual reimbursement arrangement is expected to continue until at least July 31, 2016. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term

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fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio ( the “Portfolio”), a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to each Fund by NTI as a result of uninvested cash being invested in a Portfolio. Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the management, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolio’s prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

For the fiscal year ended March 31, 2016, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES
Global Sustainability Index	$212	$ —
Mid Cap Index	134	—

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Emerging Markets Equity Index	$ —	$694,084	$ —	$550,099
Global Real Estate Index	—	335,206	—	146,612
Global Sustainability Index	—	70,381	—	37,250
International Equity Index	—	1,785,036	—	1,306,682
Mid Cap Index	—	442,932	—	322,092
Small Cap Index	—	205,999	—	180,544
Stock Index	—	685,078	—	368,707

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2016, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Emerging Markets Equity Index	$305,116	$(263,337)	$41,779	$1,490,552
Global Real Estate Index	324,413	(100,583)	223,830	1,660,668
Global Sustainability Index	48,745	(12,621)	36,124	201,713
International Equity Index	591,489	(507,006)	84,483	4,114,260
Mid Cap Index	365,824	(104,493)	261,331	1,414,191
Small Cap Index	274,581	(120,292)	154,289	797,128
Stock Index	2,541,792	(131,204)	2,410,588	4,597,276

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NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity Index	113,319	$1,082,270	1,184	$10,432	(105,371)	$(961,632)	9,132	$131,070
Global Real Estate Index	61,780	596,097	828	7,971	(44,685)	(430,358)	17,923	173,710
Global Sustainability Index	6,874	79,926	458	5,205	(4,082)	(46,892)	3,250	38,239
International Equity Index	144,678	1,591,491	1,675	17,954	(102,060)	(1,115,302)	44,293	494,143
Mid Cap Index	25,853	434,556	6,138	96,554	(19,172)	(324,358)	12,819	206,752
Small Cap Index	20,033	229,805	4,392	47,699	(18,617)	(213,907)	5,808	63,597
Stock Index	51,079	1,267,261	4,497	111,209	(48,700)	(1,205,218)	6,876	173,252

Transactions in capital shares for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity Index	41,784	$469,460	621	$6,511	(57,739)	$(641,907)	(15,334)	$(165,936)
Global Real Estate Index	49,609	499,773	581	5,746	(26,340)	(264,211)	23,850	241,308
Global Sustainability Index	4,246	51,693	126	1,523	(1,415)	(17,272)	2,957	35,944
International Equity Index	115,738	1,389,638	2,280	25,790	(129,305)	(1,510,365)	(11,287)	(94,937)
Mid Cap Index	25,643	453,499	3,546	61,736	(14,550)	(257,214)	14,639	258,021
Small Cap Index	14,757	178,807	3,466	41,659	(14,560)	(177,370)	3,663	43,096
Stock Index	66,707	1,645,437	2,762	69,568	(38,450)	(945,218)	31,019	769,787

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
Emerging Markets Equity Index	Northern Institutional Funds — Diversified Assets Portfolio	$16,546	$719,467	$730,748	$—	$—	$8	$5,265
Global Real Estate Index	Northern Institutional Funds — Diversified Assets Portfolio	$18,172	$362,711	$378,546	$—	$—	$20	$2,337
Global Sustainability Index	Northern Institutional Funds — Diversified Assets Portfolio	$5,810	$68,033	$68,541	$—	$—	$2	$5,302
	Northern Trust Corp.	194	—	—	(12)	—	4	182
	Total	$6,004	$68,033	$68,541	$(12)	$—	$6	$5,484
International Equity Index	Northern Institutional Funds — Diversified Assets Portfolio	$9,785	$929,555	$911,195	$—	$—	$12	$28,145
Mid Cap Index	Northern Institutional Funds — Diversified Assets Portfolio	$66,300	$357,270	$386,112	$—	$—	$30	$37,458

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EQUITY INDEX FUNDS

MARCH 31, 2016

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
Small Cap Index	Northern Institutional Funds — Diversified Assets Portfolio	$38,316	$154,390	$171,239	$—	$—	$16	$21,467
Stock Index	Northern Institutional Funds — Diversified Assets Portfolio	$260,729	$640,645	$862,404	$—	$—	$75	$38,970
	Northern Trust Corp.	5,630	—	—	(363)	—	117	5,267
	Total	$266,359	$640,645	$862,404	$(363)	$—	$192	$44,237

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2016:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENT OF ASSETS LOCATION	VALUE		STATEMENT OF LIABILITIES LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net Assets — Net unrealized appreciation	$745	*	Net Assets — Net unrealized depreciation	$(17	)*
	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	29		Unrealized depreciation on forward foreign currency exchange contracts	—
Global Real Estate Index	Equity contracts	Net Assets — Net unrealized appreciation	727	*	Net Assets — Net unrealized depreciation	(79	)*
	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	250		Unrealized depreciation on forward foreign currency exchange contracts	(42)
Global Sustainability Index	Equity contracts	Net Assets — Net unrealized appreciation	191	*	Net Assets — Net unrealized depreciation	(46	)*
	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	11		Unrealized depreciation on forward foreign currency exchange contracts	(6)
International Equity Index	Equity contracts	Net Assets — Net unrealized appreciation	40	*	Net Assets — Net unrealized depreciation	(953	)*
	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	416		Unrealized depreciation on forward foreign currency exchange contracts	(79)
Mid Cap Index	Equity contracts	Net Assets — Net unrealized appreciation	1,750	*	Net Assets — Net unrealized depreciation	—	*
Small Cap Index	Equity contracts	Net Assets — Net unrealized appreciation	1,002	*	Net Assets — Net unrealized depreciation	—	*
Stock Index	Equity contracts	Net Assets — Net unrealized appreciation	1,852	*	Net Assets — Net unrealized depreciation	—	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

As of March 31, 2016, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Emerging Markets Equity Index	Morgan Stanley	$29	$—	$—	$29
	Total	$29	$—	$—	$29
Global Real Estate Index	Bank of Montreal	$1	$—	$—	$1
	BNY Mellon	54	—	—	54
	Citibank	16	(12)	—	4
	Morgan Stanley	103	—	—	103
	Societe Generale	12	(1)	—	11
	Toronto-Dominion Bank	64	(23)	—	41
	Total	$250	$(36)	$—	$214
Global Sustainability Index	Bank of Montreal	$4	$—	$—	$4
	Morgan Stanley	6	—	—	6
	Societe Generale	1	—	—	1
	Total	$11	$—	$—	$11
International Equity Index	BNY Mellon	$90	$—	$—	$90
	Citibank	1	(1)	—	—
	JPMorgan Chase	14	(6)	—	8
	Morgan Stanley	290	—	—	290
	Societe Generale	21	—	—	21
	Toronto-Dominion Bank	—	—	—	—
	Total	$416	$(7)	$—	$409

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT
Global Real Estate Index	Citibank	$(12)	$12	$—	$—
	JPMorgan Chase	(6)	—	—	(6)
	Societe Generale	(1)	1	—	—
	Toronto-Dominion Bank	(23)	23	—	—
	Total	$(42)	$36	$—	$(6)
Global Sustainability Index	BNY Mellon	$(4)	$—	$—	$(4)
	Citibank	(2)	—	—	(2)
	Total	$(6)	$—	$—	$(6)
International Equity Index	Citibank	$(32)	$1	$—	$(31)
	Goldman Sachs	(21)	—	—	(21)
	JPMorgan Chase	(6)	6	—	—
	Toronto-Dominion Bank	(20)	—	—	(20)
	Total	$(79)	$7	$—	$(72)

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EQUITY INDEX FUNDS

MARCH 31, 2016

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2016:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$(1,779)
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(45)
Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	(4,251)
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	742
Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	(4)
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	8
International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	(1,683)
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	880
Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	195
Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	(3,091)
Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	7,118

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(411)
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	(4)
Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(352)
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	36
Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	89
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	(2)
International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,621)
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	67
Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	214
Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(123)
Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,543

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Volume of derivative activity for the fiscal year ended March 31, 2016*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Emerging Markets Equity Index	17	$1,199	158	$2,713
Global Real Estate Index	208	1,470	681	933
Global Sustainability Index	69	204	376	191
International Equity Index	199	2,725	204	1,838
Mid Cap Index	—	—	300	1,932
Small Cap Index	—	—	278	1,022
Stock Index	—	—	272	4,175

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange and futures equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In December 2007, the Mid Cap Index Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders, including the Fund, in the December 2007 merger, based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Action”), was initiated on October 22, 2010 and is now pending in the U.S. Bankruptcy Court for the Southern District of New York. On January 14, 2014, the U.S. Bankruptcy Court issued a decision and order dismissing many, but not all of the plaintiffs’ claims.

The second action, Edward S. Weisfelner, as trustee of the LB Litigation Trust v. Hoffman, et al. (the “Litigation Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Fund, while not expressly named, is included in the definition of the putative class of defendants. A claim for intentional fraudulent transfer under the U.S. Bankruptcy Code is the only remaining claim in this action. On February 4, 2014, the Court stated that the decision and order issued in the Creditor Action on January 14, 2014 was deemed to apply in the Litigation Action. Thereafter, on or around April 18, 2014, the plaintiffs filed amended complaints in the two actions. On July 30, 2014, the defendants moved to dismiss these new complaints.

On November 18, 2015, the Court issued its decision on the motion to dismiss the most recent amended complaints and dismissed the remaining intentional fraudulent transfer claims in the Litigation Action, with prejudice. The decision also mooted previously withdrawn motions for class certification in the Litigation Action that were expected to be renewed by the plaintiffs. The Creditor Action asserted both intentional fraudulent transfer and constructive fraudulent transfer claims solely under state law. Only the state law constructive fraudulent transfer claims survived the November 18, 2015 decision. The plaintiff in the Litigation Action has appealed the November 18, 2015 decision, which has been entered as a Final Judgment.

On May 5, 2016, based on the March 29, 2016 decision of the U.S. Court of Appeal for the Second Circuit in In re Tribune Fraudulent Conveyance Litigation, defendants moved to dismiss the remaining constructive fraudulent transfer claims in the Creditor Action, or alternatively to stay all discovery in that action pending the exhaustion of all appeal periods in the Tribune matter.

The value of the proceeds received by the Fund in the merger was approximately $4,171,000. The Fund cannot predict the

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EQUITY INDEX FUNDS

MARCH 31, 2016

outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

In 2007, the Stock Index Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The defendants filed motions to dismiss, some of which were granted by the District Court and affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit”). A petition for rehearing en banc is currently pending before the Second Circuit. A motion to dismiss the Committee Action has yet to be ruled on by the District Court.

The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $372,000 received by the NIF Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 24, 2016

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2016 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2016 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

Fund	QDI PERCENTAGE
Emerging Markets Equity Index	71.21%
Global Real Estate Index	19.78%
Global Sustainability Index	100.00%
International Equity Index	100.00%
Mid Cap Index	71.49%
Small Cap Index	55.64%
Stock Index	93.03%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Global Sustainability Index	47.23%
Mid Cap Index	67.05%
Small Cap Index	49.34%
Stock Index	86.06%

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Emerging Markets Equity Index	$0.0297	$0.2659
Global Real Estate Index	0.0074	0.1760
International Equity Index	0.0232	0.3204

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2015, and hereby designated these long-term capital gain distributions as follow (per share):

LONG-TERM CAPITAL GAIN
Fund	20%
Global Sustainability Index	$0.207344
Mid Cap Index	1.022252
Small Cap Index	0.549320
Stock Index	0.312756

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2016:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Global Sustainability Index	$13
Mid Cap Index	32,496
Small Cap Index	4,898
Stock Index	15,941

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EQUITY INDEX FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2015 - 3/31/2016” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 118), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 123), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.30%	$1,000.00	$1,053.70	$1.54
Hypothetical**	0.30%	$1,000.00	$1,023.50	$1.52

GLOBAL REAL ESTATE INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.50%	$1,000.00	$1,093.30	$2.62
Hypothetical**	0.50%	$1,000.00	$1,022.50	$2.53

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.31%	$1,000.00	$1,055.60	$1.59
Hypothetical**	0.31%	$1,000.00	$1,023.45	$1.57

INTERNATIONAL EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.25%	$1,000.00	$1,007.40	$1.25
Hypothetical**	0.25%	$1,000.00	$1,023.75	$1.26

MID CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.15%	$1,000.00	$1,064.60	$0.77
Hypothetical**	0.15%	$1,000.00	$1,024.25	$0.76

SMALL CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.15%	$1,000.00	$1,019.20	$0.76
Hypothetical**	0.15%	$1,000.00	$1,024.25	$0.76

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EQUITY INDEX FUNDS

MARCH 31, 2016 (UNAUDITED)

STOCK INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.10%	$1,000.00	$1,084.60	$0.52
Hypothetical**	0.10%	$1,000.00	$1,024.50	$0.51

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•  Executive Vice President of Fee Based Services, American Express Company from 2010 to 2016;

•  Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•  CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•  CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

EQUITY INDEX FUNDS	134	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Director, Miami Corporation since November 2015;

•  Trustee of Rush University Medical Center since November 2009.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 1998	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	135	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company from 2011 to 2014; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2015

•  Chief Compliance Officer for 50 South Capital Advisors, LLC, Alpha Core Strategies Fund, Equity Long/Short Opportunities Fund and FlexShares Trust since 2015; Chief Compliance Officer from 2007 to 2015 for Mesirow Advanced Strategies.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

EQUITY INDEX FUNDS	136	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Vice President at The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President at The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	137	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY

INDEX FUND1,2,3,8

GLOBAL REAL ESTATE INDEX FUND2,3,5,8

GLOBAL SUSTAINABILITY INDEX FUND2,3,7,8

INTERNATIONAL EQUITY INDEX FUND2,3,8

MID CAP INDEX FUND2,4,8

SMALL CAP INDEX FUND2,6,8

STOCK INDEX FUND2,8

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

5 REIT/Real Estate Risk: Investments in real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, including lower trading volumes and more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Socially Responsible Investment Risk: The socially responsible investment policies of the Fund’s index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

8 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

EQUITY INDEX FUNDS	138	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	139	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at www.northernfunds.com or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	140	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	CORE BOND FUND
Ticker Symbol: NOCBX

33	FIXED INCOME FUND
Ticker Symbol: NOFIX

43	HIGH YIELD FIXED INCOME FUND
Ticker Symbol: NHFIX

51	SHORT BOND FUND
Ticker Symbol: BSBAX

61	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Ticker Symbol: NSIUX

63	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NTAUX

81	ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NUSFX

90	U.S. GOVERNMENT FUND
Ticker Symbol: NOUGX

92	NOTES TO THE FINANCIAL STATEMENTS

103	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

104	TAX INFORMATION

105	FUND EXPENSES

107	TRUSTEES AND OFFICERS

111	INVESTMENT CONSIDERATIONS

112	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance reflects any fee waivers and reimbursements in effect. In their absence, performance would be reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2016, saw notable divergences in growth rates and central bank policies globally. Although GDP growth, inflation and manufacturing activity have remained lower this cycle than during previous expansions, the U.S. economy has continued to attempt to untether itself from the slow growth seen elsewhere around the world. The manufacturing, energy and financial sectors continued to struggle, while service sectors, domestic consumers and housing were more resilient. The unemployment rate continued to improve, although the cumulative growth in jobs since the Great Recession remains below normal. Wage growth, the ultimate harbinger of faster inflation, has also been lackluster.

Overseas, the growth picture has been weaker. This has led to wide experimentation in monetary policies, including negative rates, increased asset purchases and direct market intervention. During a period when the U.S. Federal Reserve (the “Fed”) attempted to break from the pack and normalize policy, global headwinds and asset market volatility kept the Fed mostly at bay. Our expectation is for a long, but subdued path of growth, and a constrained removal of support by central bankers. This view of growth and rate policy has caused us to remain overweight risk assets, but with less enthusiasm than in recent past periods. Credit fundamentals deteriorated over the past 12 months, driven by record merger & acquisition activity along with commodity price pressures. Investment-grade credit spreads widened for much of the period, and then rallied toward the end of the period to finish modestly higher. Volatility was more pronounced within the sub-sectors impacted by the significant weakness in commodity prices. Heightened volatility, declining fundamentals and poor liquidity made credit investing challenging during the period.

Against this backdrop, the Fund’s return of 1.00% for the 12-month period ended March 31, 2016, lagged its benchmark the Barclays U.S. Aggregate Bond Index return of 1.96%. Despite reducing the Fund’s credit exposure and risk level throughout the period and being underweight the worst performing industries, the Fund’s sector allocations and security selection both detracted from performance relative to the benchmark. The Fund’s stance with respect to overall portfolio duration and corresponding interest rate sensitivity added modestly to results, as did positioning along the yield curve.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
DANIEL J. PERSONETTE With Northern Trust since 1996

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/29/01
CORE BOND	1.00%	4.06%	5.10%	4.85%
BARCLAYS U.S. AGGREGATE BOND INDEX	1.96	3.78	4.90	4.97

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on March 29, 2001 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2016, saw notable divergences in growth rates and central bank policies globally. Although GDP growth, inflation and manufacturing activity have remained lower this cycle than during previous expansions, the U.S. economy has continued to attempt to untether itself from the slow growth seen elsewhere around the world. The manufacturing, energy and financial sectors continued to struggle, while service sectors, domestic consumers and housing were more resilient. The unemployment rate continued to improve, although the cumulative growth in jobs since the Great Recession remains below normal. Wage growth, the ultimate harbinger of faster inflation, has also been lackluster.

Overseas, the growth picture has been weaker. This has led to wide experimentation in monetary policies, including negative rates, increased asset purchases and direct market intervention. During a period when the U.S. Federal Reserve (the “Fed”) attempted to break from the pack and normalize policy, global headwinds and asset market volatility kept the Fed mostly at bay. Our expectation is for a long, but subdued path of growth, and a constrained removal of support by central bankers. This view of growth and rate policy has caused us to remain overweight risk assets, but with less enthusiasm than in recent past periods. Credit fundamentals deteriorated over the past 12 months, driven by record merger & acquisition activity along with commodity price pressures. Investment-grade credit spreads widened for much of the period, and then rallied toward the end of the period to finish modestly higher. Volatility was more pronounced within the sub-sectors impacted by the significant weakness in commodity prices. Heightened volatility, declining fundamentals and poor liquidity made credit investing challenging during the period.

Against this backdrop, the Fund’s return of 0.53% for the 12-month period ended March 31, 2016, lagged its benchmark the Barclays U.S. Aggregate Bond Index return of 1.96% for the same period. Security selection within both investment-grade and high-yield corporates was the biggest detractor, while an overall overweight to risk assets also weighed on returns. The Fund’s stance with respect to overall portfolio duration and corresponding interest rate sensitivity added modestly to results, as did positioning along the yield curve.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
DANIEL J. PERSONETTE With Northern Trust since 1996

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
FIXED INCOME	0.53%	4.09%	4.71%	5.29%
BARCLAYS U.S. AGGREGATE BOND INDEX	1.96	3.78	4.90	5.79

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high-yield corporate bond market posted a negative return for the 12-month reporting period ended March 31, 2016, as reflected in the -3.66% return of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund’s benchmark. The total return for the Fund during the period was -4.38%.

The 12-month period saw market returns driven by U.S. Federal Reserve (the “Fed”) policy, global growth concerns and commodity price volatility. Speculation surrounding a Fed interest rate increase restrained the market at the outset of the period. China’s currency devaluation in August was followed by the Fed’s failure to follow through on an expected rate increase, reinforcing ongoing concerns regarding global growth. The Fed ultimately increased its benchmark rate in December 2015 despite weaker economic data, raising fears of a policy error. Oil prices were a significant driver of the market throughout the period, and a decline of over 40% from oil’s June 2015 high led to distress in the energy sector and other commodity-related segments. Poor liquidity further increased volatility. As oil rebounded off of January 2016 lows, credit markets moved higher toward the end of the period. Within the high yield market, higher-rated issuers provided the best performance. To illustrate, during the reporting period bonds rated BB were essentially flat with a 0.13% return, while B-rated and CCC-rated bonds returned -4.79% and -10.60%, respectively.

Going into the period, the Fund was positioned to take advantage of a slow but stable economy. While the Fund’s underweight to higher quality, more interest-rate-sensitive BB-rated securities was helpful when the market was focused on the prospect of Fed rate hikes, this positioning detracted from relative performance for the full period as the market’s tone turned defensive. As the period progressed, an overweight position in lower-rated bonds in the CCC quality range was moved to an underweight, while exposure to BB-rated securities was increased. The Fund was overweight B-rated securities throughout the period. Underweight exposures to energy- and commodity-related issuers benefited performance, as these sectors suffered significant losses. Federal Reserve policy, commodity prices and geopolitical events are expected to continue to be potential sources of market volatility.

PORTFOLIO MANAGER

RICHARD J. INZUNZA With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98
HIGH YIELD FIXED INCOME	–4.38%	4.27%	5.51%	5.54%
BARCLAYS U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	–3.66	4.93	7.03	6.62

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. It is a version of the Barclays High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHORT BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the reporting period ended March 31, 2016, the past 12 months brought a divergence in growth rates and central bank policies around the globe. Although U.S. GDP, inflation and manufacturing activity remain at a lower level in this cycle than in previous economic expansions, the domestic economy delivered better results than the rest of the world. U.S. employment continued to improve, but the cumulative growth in jobs since the 2007-2009 recession remained below normal. Wage growth, the ultimate harbinger of faster inflation, was also lackluster. The manufacturing, energy and financial sectors struggled in this environment, while the service sectors, housing and domestic consumer spending remained somewhat resilient. Slow growth overseas led to wide experimentation in monetary policies outside the United States, including negative interest rates, increased asset purchases and direct market intervention. During a period in which the U.S. Federal Reserve (the “Fed”) wished to break from the pack by repeatedly raising interest rates, global economic headwinds and financial market volatility prompted the central bank to maintain its “lower for longer” approach.

Our belief has been that economic growth would remain subdued, hampering the Fed’s ability to raise rates at a rapid pace. This view caused us to remain overweight in risk assets such as corporate bonds, albeit with less enthusiasm than in years past. Credit fundamentals deteriorated over the past 12 months, however, driven by record merger & acquisition activity and the sell-off in commodity prices. Volatility was therefore more pronounced in the sub-sectors with the highest sensitivity to commodity prices. Overall, the combination of unstable market conditions, declining fundamentals and poor liquidity pressured the price performance of corporate bonds during the annual period, outweighing the benefit of their higher yields. Lower quality market segments, in particular, experienced the most significant underperformance.

The Fund returned 0.42% for the 12-month period ended March 31, 2016, underperforming the 1.04% return of its benchmark the Barclays 1-3 Year U.S. Government/Credit Index. Security selection in both investment-grade and high-yield issues was the largest detractor, while overweight positions in asset-backed securities and commercial mortgage-backed securities was additive. Duration and yield curve positioning had a modestly positive effect on performance.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
MICHAEL T. DOYLE With Northern Trust since 1999

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93
SHORT BOND	0.42%	1.41%	2.90%	4.11%
BARCLAYS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	1.04	1.14	2.80	4.12

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Short- to intermediate-term government bonds delivered mixed results during the 12-month reporting period ended March 31, 2016. The U.S. economy continued to experience growth below the historical trend, which was a positive for the market. In addition, weaker growth overseas prompted the European Central Bank and the Bank of Japan to institute highly aggressive monetary policies, including the reduction of short-term interest rates into negative territory. In turn, lower government bond yields in the international markets fueled increased demand for the relatively higher yields on U.S. Treasuries.

While these factors provided a tailwind for the government bond market as a whole, shorter-term issues underperformed due to persistent questions about U.S. Federal Reserve (the “Fed”) policy. Throughout much of the second half of 2015, market performance was driven by speculation regarding the timing of the Fed’s first rate hike in more than nine years. At its meeting in late October 2015, the Fed indicated that it was likely to raise rates in December 2015, and yields spiked higher as a result. The markets therefore had little reaction when the Fed finally boosted rates by a quarter point at its December 2015 meeting. The pressure subsequently came off of short-term bonds in the first calendar quarter of 2016, when Fed Chair Janet Yellen made a series of comments indicating that the central bank would maintain its “lower for longer” approach to interest rate policy. The Fed lowered its median projected interest rate for the end of 2016 to 0.90% when it met in March 2016, down from the prior level of 1.4%. This would imply two rate hikes this year, a sharp downward revision from its estimate of four rate increases at the December 2015 meeting. The net result of these cross-cutting factors was a rise in the two-year U.S. Treasury yield from 0.56% to 0.72% during the period, compared to a decline in 10-year rates from 1.94% to 1.78%.

The Fund returned 1.38% for the 12-month period ended March 31, 2016, underperforming the 1.60% return of its benchmark the Barclays 1-5 Year U.S. Government Index. The Fund’s positioning with respect to duration and the yield curve contributed positively to performance, while security selection and an allocation to mortgage-backed securities detracted.

PORTFOLIO MANAGER*

MICHAEL R. CHICO With Northern Trust since 2005

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99
SHORT-INTERMEDIATE U.S. GOVERNMENT	1.38%	1.22%	2.71%	3.25%
BARCLAYS 1-5 YEAR U.S. GOVERNMENT INDEX	1.60	1.53	3.20	3.80

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Portfolio composition is subject to change.

*	Effective May 23, 2016, Mr. Chico is the sole portfolio manager of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Federal Reserve (the “Fed”) saw enough growth in the U.S. economy to raise short-term interest rates by a quarter point at its December 2015 meeting. This move was well telegraphed to the markets following the Fed’s decision not to take action at its previous meetings. Market volatility was rampant throughout the 12-month reporting period ended March 31, 2016, as investors anticipated higher rates and attempted to project the pace of future Fed tightening. A global economic slowdown and falling oil prices added to market turmoil. Interest rates ended the period up modestly on the short end of the yield curve, with one-year rates — those more sensitive to Fed policy — rising more than those on three-year issues. The supply of new issues in the taxable bond market was robust, as issuers took advantage of low interest rates. Municipal supply increased during the 2015 calendar year, before falling back to average levels in the first quarter of 2016. Overall, a positive balance of supply and demand represented a tailwind for the market. Credit market conditions were stable in both the taxable and tax-exempt markets despite pressure on oil-related industries and the corresponding municipalities.

The Fund returned 0.41% for the 12-month period ended March 31, 2016, slightly behind the 0.52% return of its benchmark, Merrill Lynch blend index for the same period. The Fund continued to purchase both taxable and tax-exempt bonds. The tax-advantaged strategy allows the Fund to have a preference for tax-exempt income, with the flexibility to use taxable bonds if yields are higher after taxes are considered. In both markets, we preferred high quality, three-year fixed-rate bonds since they added stability and liquidity to the Fund.

The Fund maintained a duration of one year by purchasing new-issue bonds. We funded these purchases using new cash inflows, as the Fund’s assets under management increased modestly during the period.

PORTFOLIO MANAGERS

PATRICK D. QUINN With Northern Trust since 1985
JASON R. GOOKIN With Northern Trust since 2006

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 06/18/09
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME	0.41%	0.52%	0.76%	1.00%
75% BOFA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% BOFA MERRILL LYNCH 1-3 YEAR U.S. GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	0.52	0.46	0.60	0.75
BOFA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX	0.35	0.32	0.42	0.52
BOFA MERRILL LYNCH 1-3 YEAR US GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	1.01	0.87	1.16	1.44

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The BofA Merrill Lynch 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s S&P and Fitch).

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Ultra-Short Fixed Income Fund returned 0.70% during the 12-month reporting period ended March 31, 2016, outperforming the 0.40% return of its benchmark, the BofA Merrill Lynch 1-Year U.S. Treasury Note Index for the same period. The yield on the three-year U.S. Treasury note ranged from a low of 0.78% in early April 2015 to a high of 1.37% in December 2015, before falling back to 0.85% at the end of the reporting period. We sought to capitalize on opportunities presented by this volatility. When we saw steeper higher yields, we stepped up our buying and allowed the securities to roll down to maturity along a relatively short yield curve.

The U.S. Federal Reserve (the “Fed”) made downward adjustments to its economic forecast during the past 12 months. Unlike prior years, Fed policy was materially affected by increasing international event risk in China and other emerging markets. The drop in the price of oil signaled both a glut in producer supply as well as waning industrial demand. Both energy and metals/and mining sectors suffered credit downgrades as global industrial production diminished. The Fed’s forecast at the close of the period envisioned two rate hikes in 2016, but bond investors assumed fewer hikes as central banks in Europe and Japan stepped up their quantitative easing policies and pushed yields into negative territory.

Our essential strategy remained the same, with an emphasis on yield-building purchases of investment-grade corporate bonds with both fixed- and floating-rate structures. We also used purchases of U.S. Treasuries and agency notes to adjust the Fund’s duration positioning and have highly liquid instruments available for trading purposes. We typically maintained a duration at or slightly above one year.

PORTFOLIO MANAGERS

CAROL H. SULLIVAN With Northern Trust since 1996
CHRISTI FLETCHER With Northern Trust since 2010

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 6/18/09
ULTRA-SHORT FIXED INCOME	0.70%	0.74%	1.06%	1.29%
BOFA MERRILL LYNCH 1-YEAR U.S. TREASURY NOTE INDEX	0.40	0.29	0.32	0.46

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Short- to intermediate-term government bonds delivered mixed results during the reporting period ended March 31, 2016. The U.S. economy experienced growth below the historical trend, which was positive for the market. In addition, weaker growth overseas prompted the European Central Bank and the Bank of Japan to institute aggressive monetary policies. In turn, lower government bond yields in the international markets fueled demand for the relatively attractive yields on U.S. Treasuries.

These factors provided a tailwind for government bonds, but the market was nonetheless affected by the persistent questions about U.S. Federal Reserve (the “Fed”) policy. Throughout much of the second half of 2015, market performance was driven by speculation regarding the timing of the Fed’s first rate hike in more than nine years. At its meeting in late October, the Fed indicated that it was likely to raise rates in December, and yields spiked higher as a result. The markets therefore had little reaction when the Fed finally boosted rates by a quarter point at its December 2015 meeting. The pressure subsequently came off of short-term bonds in the first calendar quarter of 2016, when Fed Chair Janet Yellen made a series of comments that the central bank would maintain its “lower for longer” approach to interest rate policy. The Fed lowered its median projected interest rate for the end of 2016 to 0.90% when it met in March 2016, down from the prior level of 1.4%. This would imply two rate hikes this year, a sharp downward revision from its estimate of four rate increases at the December 2015 meeting. The net result of these cross-cutting factors was a rise in yield for the two-year U.S. Treasury note — which is highly sensitive to Fed policy shifts — from 0.56% to 0.72% during the period. Longer-term issues performed much better in comparison, as the yield on the 10-year note fell from 1.94% to 1.78%.

The Fund returned 1.99% for the 12-month period ended March 31, 2016, underperforming the 2.21% return of the benchmark the Barclays Intermediate U.S. Government Bond Index. The Fund’s positioning with respect to duration and the yield curve contributed positively to performance, while security selection and an allocation to mortgage-backed securities detracted.

PORTFOLIO MANAGER*

MICHAEL R. CHICO With Northern Trust since 2005

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
U.S. GOVERNMENT	1.99%	2.16%	3.48%	4.33%
BARCLAYS INTERMEDIATE U.S. GOVERNMENT BOND INDEX	2.21	2.48	3.97	4.92

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Intermediate U.S. Government Bond Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Portfolio composition is subject to change.

*	Effective May 23, 2016, Mr. Chico is the sole portfolio manager of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	CORE BOND FUND	FIXED INCOME FUND
ASSETS:
Investments, at value	$231,828	$1,296,668
Investments in affiliates, at value	37,330	153,501
Foreign currencies, at value (cost $46)	–	–
Dividend income receivable	9	38
Interest income receivable	1,134	8,394
Collateral held at Custodian (Note 2)	–	262
Receivable for foreign tax reclaimable	14	16
Receivable for securities sold	–	–
Receivable for variation margin on futures contracts	–	–
Receivable for fund shares sold	667	394
Receivable from investment adviser	7	27
Prepaid and other assets	1	2
Total Assets	270,990	1,459,302
LIABILITIES:
Payable for securities purchased	2,114	841
Payable for when-issued securities	21,891	104,330
Payable for variation margin on futures contracts	–	–
Payable for fund shares redeemed	17	248
Distributions to shareholders	102	795
Due to broker	–	262
Payable to affiliates:
Management fees	18	112
Custody fees	2	4
Shareholder servicing fees	–	15
Transfer agent fees	1	4
Trustee fees	3	14
Accrued other liabilities	24	40
Total Liabilities	24,172	106,665
Net Assets	$246,818	$1,352,637
ANALYSIS OF NET ASSETS:
Capital stock	$244,885	$1,351,975
Accumulated undistributed net investment income (loss)	(104)	(659)
Accumulated undistributed net realized gain (loss)	468	(9,363)
Net unrealized appreciation (depreciation)	1,569	10,684
Net Assets	$246,818	$1,352,637
Shares Outstanding ($.0001 par value, unlimited authorization)	23,723	132,263
Net Asset Value, Redemption and Offering Price Per Share	$10.40	$10.23
Investments, at cost	$230,259	$1,285,984
Investments in affiliates, at cost	37,330	153,501

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2016

HIGH YIELD FIXED INCOME FUND	SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$4,832,882	$536,677	$159,191	$3,364,136	$1,484,142	$24,782
265,422	22,235	15,306	6,297	53,916	2,000
49	–	–	–	–	–
75	5	1	1	7	–
90,155	2,005	116	18,583	3,958	29
–	–	–	–	–	–
–	–	–	–	–	–
59,477	–	1,976	11,034	–	692
–	–	24	–	–	4
4,082	533	3	10,118	3,041	1
59	4	5	5	9	2
5	1	1	3	2	1
5,252,206	561,460	176,623	3,410,177	1,545,075	27,511

68,444	–	–	5,214	–	–
48,001	270	10,163	30,956	–	1,632
–	–	11	–	–	–
4,037	302	24	3,005	1,997	18
6,245	160	15	609	378	4
–	–	–	–	–	–

748	45	12	144	67	2
14	3	2	11	5	2
172	–	1	2	1	–
15	2	–	10	4	–
11	3	8	2	2	1
93	25	25	64	39	26
127,780	810	10,261	40,017	2,493	1,685
$5,124,426	$560,650	$166,362	$3,370,160	$1,542,582	$25,826

$5,785,562	$569,034	$167,185	$3,372,322	$1,545,288	$26,080
(1,017)	(162)	–	(221)	(13)	91
(503,679)	(7,818)	(1,611)	(1,507)	(1,875)	(585)
(156,440)	(404)	788	(434)	(818)	240
$5,124,426	$560,650	$166,362	$3,370,160	$1,542,582	$25,826
798,293	29,720	16,692	332,917	151,599	2,618
$6.42	$18.86	$9.97	$10.12	$10.18	$9.87
$4,989,325	$537,081	$158,418	$3,364,570	$1,484,960	$24,544
265,422	22,235	15,306	6,297	53,916	2,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	CORE BOND FUND	FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND
INVESTMENT INCOME:
Interest income	$5,480	$48,915	$337,383 (1)
Dividend income	–	–	2,607
Dividend income from investments in affiliates	28	115	181
Total Investment Income	5,508	49,030	340,171
EXPENSES:
Management fees	901	7,080	39,131
Custody fees	46	193	546
Transfer agent fees	36	248	771
Registration fees	18	23	34
Printing fees	14	28	85
Audit fees	17	22	44
Legal fees	19	25	48
Shareholder servicing fees	–	83	842
Trustee fees	10	20	58
Other	11	20	53
Total Expenses	1,072	7,742	41,612
Less expenses reimbursed by investment adviser	(111)	(282)	(416)
Net Expenses	961	7,460	41,196
Net Investment Income	4,547	41,570	298,975
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	952	(5,634)	(387,778)
Futures contracts	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(2,744)	(37,336)	(153,993)
Investments in affiliates	(1)	(1)	–
Futures contracts	–	–	–
Foreign currency translations	–	–	3
Net Gains (Loss)	(1,793)	(42,971)	(541,768)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,754	$(1,401)	$(242,793)

(1)	Net of $5 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2016

SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$10,419	$1,664	$29,444	$19,507	$342
–	–	–	–	–
22	5	9	27	2
10,441	1,669	29,453	19,534	344

2,411	666	7,278	3,880	103
81	31	338	183	23
95	26	486	254	4
18	18	29	46	18
14	14	52	28	14
17	17	33	22	17
19	19	37	25	19
–	10	10	7	1
10	10	38	19	10
12	11	39	21	11
2,677	822	8,340	4,485	220
(128)	(109)	(194)	(229)	(100)
2,549	713	8,146	4,256	120
7,892	956	21,307	15,278	224

(5,714)	744	(923)	(1,365)	218
–	229	–	–	55

(14)	305	(4,929)	(3,937)	20
–	(1)	–	–	(1)
–	(89)	–	–	(23)
–	–	–	–	–
(5,728)	1,188	(5,852)	(5,302)	269
$2,164	$2,144	$15,455	$9,976	$493

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CORE BOND FUND		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT BOND FUND
Amounts in thousands	2016	2015	2016	2015	2016	2015	2016	2015
OPERATIONS:
Net investment income	$4,547	$3,487	$41,570	$45,270	$298,975	$310,901	$7,892	$6,806
Net realized gains (losses)	952	4,343	(5,634)	34,552	(387,778)	(63,893)	(5,714)	(1,261)
Net change in unrealized appreciation (depreciation)	(2,745)	3,157	(37,337)	15,298	(153,990)	(193,703)	(14)	(758)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,754	10,987	(1,401)	95,120	(242,793)	53,305	2,164	4,787
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	27,828	113,314	(521,208)	394,286	315,626	(10,126)	(130,343)	257,661
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	27,828	113,314	(521,208)	394,286	315,626	(10,126)	(130,343)	257,661
DISTRIBUTIONS PAID:
From net investment income	(5,035)	(3,663)	(45,038)	(47,245)	(299,109)	(310,951)	(8,246)	(7,160)
From net realized gains	(2,278)	(1,284)	(9,408)	–	–	(96,919)	–	–
Total Distributions Paid	(7,313)	(4,947)	(54,446)	(47,245)	(299,109)	(407,870)	(8,246)	(7,160)
Total Increase (Decrease) in Net Assets	23,269	119,354	(577,055)	442,161	(226,276)	(364,691)	(136,425)	255,288
NET ASSETS:
Beginning of year	223,549	104,195	1,929,692	1,487,531	5,350,702	5,715,393	697,075	441,787
End of year	$246,818	$223,549	$1,352,637	$1,929,692	$5,124,426	$5,350,702	$560,650	$697,075
Accumulated Undistributed Net Investment Income (Loss)	$(104)	$(43)	$(659)	$(7)	$(1,017)	$(883)	$(162)	$(153)

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
2016	2015	2016	2015	2016	2015	2016	2015

$956	$925	$21,307	$16,333	$15,278	$12,358	$224	$245
973	1,007	(923)	2,770	(1,365)	2,252	273	349
215	1,454	(4,929)	(3,734)	(3,937)	(1,919)	(4)	396
2,144	3,386	15,455	15,369	9,976	12,691	493	990

(17,042)	(37,884)	196,097	356,307	(61,997)	(87,957)	(3,481)	(5,839)
(17,042)	(37,884)	196,097	356,307	(61,997)	(87,957)	(3,481)	(5,839)

(981)	(994)	(21,307)	(16,334)	(15,278)	(12,357)	(229)	(254)
–	–	(1,809)	(2,007)	(1,208)	(1,918)	–	–
(981)	(994)	(23,116)	(18,341)	(16,486)	(14,275)	(229)	(254)
(15,879)	(35,492)	188,436	353,335	(68,507)	(89,541)	(3,217)	(5,103)

182,241	217,733	3,181,724	2,828,389	1,611,089	1,700,630	29,043	34,146
$166,362	$182,241	$3,370,160	$3,181,724	$1,542,582	$1,611,089	$25,826	$29,043
$ –	$ –	$(221)	$(221)	$(13)	$(13)	$91	$91

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

CORE BOND FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012	FISCAL YEAR ENDED NOV. 30, 2011
Net Asset Value, Beginning of Period	$10.62	$10.27	$10.55	$10.96	$10.74	$10.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.20	0.24	0.08	0.29	0.32
Net realized and unrealized gains (losses)	(0.10)	0.42	(0.26)	(0.10)	0.56	0.22
Total from Investment Operations	0.10	0.62	(0.02)	(0.02)	0.85	0.54
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.21)	(0.25)	(0.10)	(0.32)	(0.32)
From net realized gains	(0.10)	(0.06)	(0.01)	(0.29)	(0.31)	(0.12)
Total Distributions Paid	(0.32)	(0.27)	(0.26)	(0.39)	(0.63)	(0.44)
Net Asset Value, End of Period	$10.40	$10.62	$10.27	$10.55	$10.96	$10.74
Total Return(1)	1.00%	6.04%	0.02%	(0.33)%	8.25%	5.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$246,818	$223,549	$104,195	$77,663	$85,447	$93,371
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits(3)	0.41%	0.40%	0.40%	0.39%	0.35%	0.32%
Expenses, before waivers, reimbursements and credits	0.45%	0.53%	0.84%	0.89%	0.68%	0.62%
Net investment income, net of waivers, reimbursements and credits(3)	1.92%	1.86%	2.32%	2.44%	2.72%	2.99%
Net investment income, before waivers, reimbursements and credits	1.88%	1.73%	1.88%	1.94%	2.39%	2.69%
Portfolio Turnover Rate	680.40%	813.91%	1,163.54%	417.78%	704.37%	851.07%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $32,000, $5,000, $5,000, $4,000, $9,000, and $36,000, which represent less than 0.01, 0.005, 0.01, 0.01, 0.01, and 0.04 percent of average net assets for the fiscal years ended March 31, 2016, 2015, and 2014, the four months ended March 31, 2013, and the fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$10.53	$10.24	$10.54	$10.46	$10.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.29	0.30	0.29	0.27
Net realized and unrealized gains (losses)	(0.20)	0.30	(0.22)	0.34	0.47
Total from Investment Operations	0.05	0.59	0.08	0.63	0.74
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.28)	(0.30)	(0.32)	(0.32)	(0.28)
From net realized gains	(0.07)	–	(0.06)	(0.23)	(0.14)
Total Distributions Paid	(0.35)	(0.30)	(0.38)	(0.55)	(0.42)
Net Asset Value, End of Year	$10.23	$10.53	$10.24	$10.54	$10.46
Total Return(2)	0.53%	5.78%	0.85%	6.02%	7.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,352,637	$1,929,692	$1,487,531	$1,754,426	$1,658,673
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.44%	0.43%	0.75%
Expenses, before reimbursements and credits	0.47%	0.52%	0.69%	0.80%	0.98%
Net investment income, net of reimbursements and credits(3)	2.52%	2.69%	2.99%	2.75%	2.49%
Net investment income, before reimbursements and credits	2.50%	2.62%	2.74%	2.38%	2.26%
Portfolio Turnover Rate	554.71%	663.50%	869.07%	1,049.21%	699.97%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $148,000, $35,000, $76,000, $321,000 and $184,000, which represent less than 0.01, 0.005, 0.005, 0.02, and 0.01 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$7.12	$7.61	$7.66	$7.31	$7.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39	0.43	0.47	0.51	0.53
Net realized and unrealized gains (losses)	(0.70)	(0.35)	0.10	0.35	(0.14)
Total from Investment Operations	(0.31)	0.08	0.57	0.86	0.39
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.39)	(0.43)	(0.47)	(0.51)	(0.53)
From net realized gains	–	(0.14)	(0.15)	–	–
Total Distributions Paid	(0.39)	(0.57)	(0.62)	(0.51)	(0.53)
Net Asset Value, End of Year	$6.42	$7.12	$7.61	$7.66	$7.31
Total Return(2)	(4.38)%	1.04%	7.71%	12.18%	5.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,124,426	$5,350,702	$5,715,393	$5,885,570	$5,360,268
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.80%	0.80%	0.78%	0.75%	0.83%
Expenses, before reimbursements and credits	0.81%	0.85%	0.95%	0.95%	0.95%
Net investment income, net of reimbursements and credits(3)	5.83%	5.75%	6.14%	6.86%	7.33%
Net investment income, before reimbursements and credits	5.82%	5.70%	5.97%	6.66%	7.21%
Portfolio Turnover Rate	80.15%	91.47%	94.10%	115.51%	88.10%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $236,000, $47,000, $124,000, $343,000 and $99,000, which represent less than 0.005, less than 0.005, less than 0.005, 0.01, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SHORT BOND FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012	FISCAL YEAR ENDED NOV. 30, 2011
Net Asset Value, Beginning of Period	$19.03	$19.12	$19.27	$19.27	$18.91	$19.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.23	0.28	0.06	0.26	0.36
Net realized and unrealized gains (losses)	(0.16)	(0.08)	(0.14)	–	0.40	(0.08)
Total from Investment Operations	0.08	0.15	0.14	0.06	0.66	0.28
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)	(0.24)	(0.29)	(0.06)	(0.30)	(0.42)
Total Distributions Paid	(0.25)	(0.24)	(0.29)	(0.06)	(0.30)	(0.42)
Net Asset Value, End of Period	$18.86	$19.03	$19.12	$19.27	$19.27	$18.91
Total Return(1)	0.42%	0.80%	0.75%	0.34%	3.50%	1.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$560,650	$697,075	$441,787	$310,171	$162,513	$124,519
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits(3)	0.40%	0.40%	0.40%	0.38%	0.35%	0.34%
Expenses, before waivers, reimbursements and credits	0.42%	0.49%	0.71%	0.74%	0.61%	0.57%
Net investment income, net of waivers, reimbursements and credits(3)	1.25%	1.21%	1.44%	0.89%	1.39%	1.86%
Net investment income, before waivers, reimbursements and credits	1.23%	1.12%	1.13%	0.53%	1.13%	1.63%
Portfolio Turnover Rate	268.41%	277.34%	424.85%	181.67%	517.67%	411.73%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $25,000, $6,000, $18,000, $19,000, $21,000 and $32,000, which represent less than 0.005, 0.005, 0.005, 0.02, 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, the four months ended March 31, 2013, and the fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016		FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$9.89		$9.77	$9.97		$10.13		$10.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06		0.05	0.03		0.03		0.01
Net realized and unrealized gains (losses)	0.08		0.12	(0.19)		0.15		0.28
Total from Investment Operations	0.14		0.17	(0.16)		0.18		0.29
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)		(0.05)	(0.04)		(0.06)		(0.02)
From net realized gains	–		–	–		(0.28)		(0.45)
Total Distributions Paid	(0.06)		(0.05)	(0.04)		(0.34)		(0.47)
Net Asset Value, End of Year	$9.97		$9.89	$9.77		$9.97		$10.13
Total Return(1)	1.38%		1.75%	(1.57)%		1.76%		2.85%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$166,362		$182,241	$217,733		$268,597		$319,615
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.41	%(2)	0.41%	0.40	%(2)	0.38	%(2)	0.79	%(2)
Expenses, before reimbursements and credits	0.47%		0.54%	0.73%		0.85%		0.99%
Net investment income, net of reimbursements and credits	0.55	%(2)	0.47%	0.32	%(2)	0.34	%(2)	0.14	%(2)
Net investment income (loss), before reimbursements and credits	0.49%		0.34%	(0.01)%		(0.13)%		(0.06)%
Portfolio Turnover Rate	783.51%		670.75%	1,567.58%		2,309.43%		1,331.05%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with an affiliated investment of approximately $16,000, $5,000, $55,000 and $297,000, which represent less than 0.01, 0.005, 0.02 and 0.04 percent of average net assets for the fiscal years ended March 31, 2016, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016	FISCAL YEAR ENDED MARCH 31, 2015		FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$10.15	$10.16		$10.16		$10.13		$10.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.06		0.06		0.07		0.10
Net realized and unrealized gains (losses)	(0.03)	(0.01)		–	(1)	0.04		0.02
Total from Investment Operations	0.04	0.05		0.06		0.11		0.12
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)	(0.05)		(0.06)		(0.08)		(0.10)
From net realized gains	– (1)	(0.01)		–	(1)	–		(0.01)
Total Distributions Paid	(0.07)	(0.06)		(0.06)		(0.08)		(0.11)
Net Asset Value, End of Year	$10.12	$10.15		$10.16		$10.16		$10.13
Total Return(2)	0.41%	0.52%		0.63%		1.08%		1.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,370,160	$3,181,724		$2,828,389		$2,244,236		$1,345,415
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.25%	0.25	%(3)	0.25	%(3)	0.20	%(3)	0.25	%(3)
Expenses, before reimbursements and credits	0.26%	0.30%		0.43%		0.43%		0.43%
Net investment income, net of reimbursements and credits	0.66%	0.55	%(3)	0.60	%(3)	0.62	%(3)	0.95	%(3)
Net investment income, before reimbursements and credits	0.65%	0.50%		0.42%		0.39%		0.77%
Portfolio Turnover Rate	52.48%	131.54%		41.85%		32.02%		116.89%

(1)	Per share amounts were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $1,000, $3,000, $17,000 and $16,000, which represent less than 0.005, less than 0.001, less than 0.001 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$10.21	$10.22	$10.22	$10.18	$10.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.09	0.08	0.07	0.10	0.12
Net realized and unrealized gains (losses)	(0.02)	– (1)	0.01	0.05	0.05
Total from Investment Operations	0.07	0.08	0.08	0.15	0.17
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)	(0.08)	(0.07)	(0.10)	(0.12)
From net realized gains	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)
Total Distributions Paid	(0.10)	(0.09)	(0.08)	(0.11)	(0.14)
Net Asset Value, End of Year	$10.18	$10.21	$10.22	$10.22	$10.18
Total Return(2)	0.70%	0.77%	0.77%	1.49%	1.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,542,582	$1,611,089	$1,700,630	$1,101,143	$464,677
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.26%	0.31%	0.44%	0.45%	0.44%
Net investment income, net of reimbursements and credits(3)	0.90%	0.75%	0.70%	0.90%	1.12%
Net investment income, before reimbursements and credits	0.89%	0.69%	0.51%	0.70%	0.93%
Portfolio Turnover Rate	50.95%	62.53%	36.50%	49.42%	45.97%

(1)	Per share amounts were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $42,000, $6,000, $14,000, $26,000 and $8,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

U.S. GOVERNMENT FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016		FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$9.76		$9.53	$9.85		$9.97		$9.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.08	0.07		0.06		0.05
Net realized and unrealized gains (losses)	0.11		0.23	(0.32)		0.22		0.49
Total from Investment Operations	0.19		0.31	(0.25)		0.28		0.54
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)		(0.08)	(0.07)		(0.07)		(0.06)
From net realized gains	–		–	–		(0.33)		(0.28)
Total Distributions Paid	(0.08)		(0.08)	(0.07)		(0.40)		(0.34)
Net Asset Value, End of Year	$9.87		$9.76	$9.53		$9.85		$9.97
Total Return(1)	1.99%		3.24%	(2.52)%		2.75%		5.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$25,826		$29,043	$34,146		$49,724		$61,505
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.44	%(2)	0.43%	0.41	%(2)	0.39	%(2)	0.76	%(2)
Expenses, before reimbursements and credits	0.81%		0.98%	1.31%		1.22%		1.14%
Net investment income, net of reimbursements and credits	0.83	%(2)	0.78%	0.65	%(2)	0.51	%(2)	0.50	%(2)
Net investment income (loss), before reimbursements and credits	0.46%		0.23%	(0.25)%		(0.32)%		0.12%
Portfolio Turnover Rate	601.88%		545.92%	1,734.43%		2,761.35%		1,609.59%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with an affiliated investment of approximately $2,000, $1,000, $11,000, and $13,000 which represent less than 0.01, 0.005, 0.02, and 0.02 percent of average net assets for the fiscal years ended March 31, 2016, 2014, 2013, and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.0%

Automobile – 1.0%

Honda Auto Receivables Owner Trust, Series 2015-4, Class A3, 1.23%, 9/23/19	$1,275	$1,276

Honda Auto Receivables Owner Trust, Series 2016-1, Class A3, 1.22%, 12/18/19	1,000	999

World Omni Auto Receivables Trust, Series 2015-B, Class A3, 1.49%, 12/15/20	100	100
		2,375

Commercial Mortgage-Backed Securities – 7.0%

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2, 1.99%, 4/10/46	1,195	1,199

Commercial Mortgage Trust, Series 2013-CR6, Class A2, 2.12%, 3/10/46	2,215	2,231

Commercial Mortgage Trust, Series 2013-CR9, Class A2, 3.06%, 7/10/45	182	186

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C14, Class A2, 3.02%, 8/15/46	500	516

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.05%, 4/15/47	2,245	2,326

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.08%, 4/15/41 (1)	2,222	2,349

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2, 1.86%, 2/15/46	870	873

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2, 1.97%, 5/15/46	2,195	2,220

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.92%, 2/15/47	125	130

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class A2, 2.85%, 6/15/47	640	665

Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.27%, 1/11/43 (1)	2,112	2,240

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.0% – continued

Commercial Mortgage-Backed Securities – 7.0% – continued

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2, 1.85%, 8/10/49	$2,075	$2,078

WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A2, 3.04%, 5/15/47	260	269
		17,282

Credit Card – 6.0%

BA Credit Card Trust, Series 2015-A2, Class A, 1.36%, 9/15/20	2,080	2,087

Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5, 1.60%, 5/17/21	915	921

Capital One Multi-Asset Execution Trust, Series 2015-A7, Class A7, 1.45%, 8/16/21	2,250	2,256

Chase Issuance Trust, Series 2015-A5, Class A5, 1.36%, 4/15/20	195	196

Chase Issuance Trust, Series 2015-A7, Class A7, 1.62%, 7/15/20	920	927

Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	1,265	1,277

Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.45%, 3/15/21	2,245	2,250

Discover Card Execution Note Trust, Series 2016-A1, Class A1, 1.64%, 7/15/21	2,345	2,363

Synchrony Credit Card Master Note Trust, Series 2015-2, Class A, 1.60%, 4/15/21	1,255	1,257

Synchrony Credit Card Master Note Trust, Series 2016-1, Class A, 2.04%, 3/15/22	1,300	1,311
		14,845
Total Asset-Backed Securities
(Cost $34,561)		34,502

CORPORATE BONDS – 27.0%

Aerospace & Defense – 0.3%

Lockheed Martin Corp., 2.50%, 11/23/20	200	205

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.0% – continued

Aerospace & Defense – 0.3% – continued
3.10%, 1/15/23	$75	$78
3.80%, 3/1/45	240	233

Northrop Grumman Corp., 3.25%, 8/1/23	227	237
		753

Automobiles Manufacturing – 1.1%

Ford Motor Co., 7.45%, 7/16/31	280	365

Ford Motor Credit Co. LLC, 3.66%, 9/8/24	550	555

General Motors Financial Co., Inc., 3.20%, 7/13/20	490	489
3.70%, 11/24/20	660	673
4.20%, 3/1/21	275	284

Nissan Motor Acceptance Corp., 2.35%, 3/4/19 (2)	280	284
		2,650

Banks – 0.4%

Capital One N.A., 1.50%, 3/22/18	355	349

Discover Bank, 4.25%, 3/13/26	145	146

PNC Financial Services Group (The), Inc., 4.85%, 6/1/23 (3)	625	590
		1,085

Biotechnology – 0.5%

Biogen, Inc., 2.90%, 9/15/20	210	216

Celgene Corp., 5.25%, 8/15/43	345	386

Gilead Sciences, Inc., 4.40%, 12/1/21	325	363
5.65%, 12/1/41	315	382
		1,347

Cable & Satellite – 0.7%

CCO Safari II LLC, 4.46%, 7/23/22 (2)	335	350

Comcast Corp., 6.30%, 11/15/17	425	459
4.25%, 1/15/33	428	456
6.40%, 5/15/38	285	380
		1,645

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.0% – continued

Chemicals – 0.5%

CF Industries, Inc., 5.15%, 3/15/34	$290	$273

Eastman Chemical Co., 3.80%, 3/15/25	240	246
4.65%, 10/15/44	425	406

PPG Industries, Inc., 2.30%, 11/15/19	260	264
		1,189

Commercial Finance – 0.1%

Air Lease Corp., 5.63%, 4/1/17	185	190
3.88%, 4/1/21	185	188
		378

Communications Equipment – 0.7%

Apple, Inc., 2.70%, 5/13/22	480	496
3.25%, 2/23/26	395	412
4.45%, 5/6/44	150	158

CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	75	76

Cisco Systems, Inc., 5.90%, 2/15/39	492	636
		1,778

Consumer Finance – 0.3%

Capital One Financial Corp., 4.20%, 10/29/25	730	739

Consumer Services – 0.5%

Ecolab, Inc., 1.45%, 12/8/17	425	424

ERAC USA Finance LLC, 3.85%, 11/15/24 (2)	125	131
7.00%, 10/15/37 (2)	440	561
4.50%, 2/15/45 (2)	85	84
		1,200

Diversified Banks – 5.0%

Bank of America Corp., 6.00%, 9/1/17	170	180
2.65%, 4/1/19	525	534
4.13%, 1/22/24	235	249
4.00%, 1/22/25	1,125	1,127
4.45%, 3/3/26	230	237

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.0% – continued

Diversified Banks – 5.0% – continued
7.75%, 5/14/38	$595	$813
5.00%, 1/21/44	642	709

Citigroup, Inc., 2.05%, 12/7/18	460	462
4.05%, 7/30/22	390	406
3.88%, 3/26/25	825	817
4.60%, 3/9/26	195	200
4.45%, 9/29/27	780	785
6.68%, 9/13/43	538	652

Goldman Sachs Group (The), Inc., 3.75%, 2/25/26	270	277

JPMorgan Chase & Co., 7.90%, 4/30/18 (3)	445	445
6.30%, 4/23/19	340	384
5.00%, 7/1/19 (3)	265	253
5.30%, 5/1/20 (3)	280	281
2.55%, 3/1/21	355	358
3.90%, 7/15/25	1,165	1,235

Wells Fargo & Co., 7.98%, 3/15/18 (3)	135	140
2.15%, 1/30/20	315	319
2.60%, 7/22/20	235	240
2.50%, 3/4/21	355	359
4.30%, 7/22/27	290	308
3.90%, 5/1/45	470	470
		12,240

Electrical Equipment Manufacturing – 0.4%

Keysight Technologies, Inc., 3.30%, 10/30/19	235	237

Roper Technologies, Inc., 6.25%, 9/1/19	125	140
3.00%, 12/15/20	620	633
		1,010

Entertainment Content – 0.2%

Time Warner, Inc., 6.10%, 7/15/40	370	421

Exploration & Production – 0.2%

Kerr-McGee Corp., 6.95%, 7/1/24	150	159

Noble Energy, Inc., 3.90%, 11/15/24	250	235
		394

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.0% – continued

Financial Services – 3.1%

Ares Capital Corp., 4.88%, 11/30/18	$129	$132

FMR LLC, 6.45%, 11/15/39 (2)	675	839

Goldman Sachs Group (The), Inc., 5.63%, 1/15/17	345	356
2.90%, 7/19/18	225	230
2.63%, 1/31/19	515	525
2.55%, 10/23/19	320	325
5.75%, 1/24/22	520	600
4.00%, 3/3/24	270	283
6.45%, 5/1/36	420	487
6.75%, 10/1/37	540	645
4.80%, 7/8/44	675	706

KKR Group Finance Co. LLC, 6.38%, 9/29/20 (2)	105	123

Morgan Stanley, 2.50%, 1/24/19	510	519
2.38%, 7/23/19	355	359
5.00%, 11/24/25	450	487
3.88%, 1/27/26	430	449
4.30%, 1/27/45	326	328

Prospect Capital Corp., 5.00%, 7/15/19	275	249
		7,642

Food & Beverage – 0.7%

Anheuser-Busch InBev Finance, Inc., 1.90%, 2/1/19	360	365
4.90%, 2/1/46	215	240

Beam Suntory, Inc., 3.25%, 6/15/23	390	386

ConAgra Foods, Inc., 2.10%, 3/15/18	207	208

Tyson Foods, Inc., 2.65%, 8/15/19	300	308
4.88%, 8/15/34	195	210
		1,717

Hardware – 0.1%

NetApp, Inc., 2.00%, 12/15/17	227	226

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.0% – continued

Health Care Facilities & Services – 0.4%

Cardinal Health, Inc., 1.70%, 3/15/18	$233	$234
4.50%, 11/15/44	635	643

Laboratory Corp. of America Holdings, 2.63%, 2/1/20	150	151
		1,028

Industrial Other – 0.1%

SBA Tower Trust, 2.93%, 12/15/17 (2)	195	194

WW Grainger, Inc., 4.60%, 6/15/45	165	185
		379

Integrated Oils – 0.0%

ConocoPhillips Co., 4.15%, 11/15/34	130	116

Life Insurance – 0.7%

Lincoln National Corp., 6.05%, 4/20/67 (1)	555	361

MetLife, Inc., 6.40%, 12/15/36	277	286

Principal Financial Group, Inc., 1.85%, 11/15/17	190	190

Protective Life Corp., 8.45%, 10/15/39	370	497

Prudential Financial, Inc., 2.35%, 8/15/19	195	198

Reinsurance Group of America, Inc., 4.70%, 9/15/23	290	302
		1,834

Machinery Manufacturing – 0.2%

Ingersoll-Rand Global Holding Co. Ltd., 6.88%, 8/15/18	225	249

Parker-Hannifin Corp., 4.20%, 11/21/34	345	366
		615

Managed Care – 0.6%

Anthem, Inc., 1.88%, 1/15/18	100	100
2.25%, 8/15/19	315	317
4.65%, 8/15/44	505	502

Humana, Inc., 3.85%, 10/1/24	220	230

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.0% – continued

Managed Care – 0.6% – continued
4.63%, 12/1/42	$245	$238
		1,387

Mass Merchants – 0.2%

Wal-Mart Stores, Inc., 3.30%, 4/22/24	385	415

Medical Equipment & Devices Manufacturing – 0.4%

Abbott Laboratories, 2.55%, 3/15/22	735	748

Zimmer Biomet Holdings, Inc., 3.55%, 4/1/25	285	288
		1,036

Metals & Mining – 0.2%

Commercial Metals Co., 7.35%, 8/15/18	130	138

Glencore Funding LLC,
2.13%, 4/16/18 (2)	180	168
3.13%, 4/29/19 (2)	215	195
		501

Oil & Gas Services & Equipment – 0.2%

Halliburton Co., 3.80%, 11/15/25	180	180
5.00%, 11/15/45	295	289
		469

Pharmaceuticals – 0.1%

AbbVie, Inc., 4.50%, 5/14/35	240	249

Pipeline – 0.8%

Energy Transfer Partners L.P., 3.60%, 2/1/23	320	278
6.50%, 2/1/42	515	467

Enterprise Products Operating LLC, 6.30%, 9/15/17	225	238

Kinder Morgan Energy Partners L.P., 5.95%, 2/15/18	430	450

Regency Energy Partners L.P./Regency Energy Finance Corp., 5.50%, 4/15/23	305	272

Sunoco Logistics Partners Operations L.P., 4.25%, 4/1/24	235	216
		1,921

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.0% – continued

Power Generation – 0.3%

Exelon Generation Co. LLC, 2.95%, 1/15/20	$220	$222
4.00%, 10/1/20	425	444
		666

Property & Casualty Insurance – 0.2%

American International Group, Inc., 3.38%, 8/15/20	250	258

Berkshire Hathaway, Inc., 2.20%, 3/15/21	160	164

Chubb INA Holdings, Inc., 2.30%, 11/3/20	200	203
		625

Publishing & Broadcasting – 0.4%

21st Century Fox America, Inc., 7.25%, 5/18/18	215	238
6.90%, 8/15/39	590	735
		973

Railroad – 0.9%

Burlington Northern Santa Fe LLC, 3.65%, 9/1/25	490	530
4.55%, 9/1/44	605	655

CSX Corp., 4.75%, 5/30/42	510	536
3.95%, 5/1/50	245	224

Union Pacific Corp., 3.38%, 2/1/35	240	231
		2,176

Real Estate – 0.8%

EPR Properties, 5.75%, 8/15/22	20	22
4.50%, 4/1/25	500	485

ERP Operating L.P., 4.50%, 7/1/44	305	324

HCP, Inc., 3.88%, 8/15/24	455	439

Host Hotels & Resorts L.P., 4.00%, 6/15/25	150	146

Kimco Realty Corp., 5.70%, 5/1/17	110	115

Ventas Realty L.P., 5.70%, 9/30/43	180	198

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.0% – continued

Real Estate – 0.8% – continued

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (2)	$210	$209
		1,938

Refining & Marketing – 0.1%

Phillips 66, 4.65%, 11/15/34	395	392

Restaurants – 0.4%

McDonald’s Corp., 5.80%, 10/15/17	185	198
2.10%, 12/7/18	355	362
4.70%, 12/9/35	305	328
		888

Retail – Consumer Discretionary – 0.2%

Amazon.com, Inc., 4.80%, 12/5/34	375	421

Retail – Consumer Staples – 0.0%

Bunge Ltd. Finance Corp., 8.50%, 6/15/19	115	134

Semiconductors – 0.2%

KLA-Tencor Corp., 4.13%, 11/1/21	250	261
5.65%, 11/1/34	135	135
		396

Software & Services – 0.6%

CA, Inc., 2.88%, 8/15/18	205	208

International Business Machines Corp., 1.80%, 5/17/19	365	370

Oracle Corp., 3.25%, 5/15/30	795	801
		1,379

Supermarkets & Pharmacies – 0.6%

CVS Health Corp., 2.25%, 8/12/19	354	363
4.88%, 7/20/35	340	379

Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	430	443
3.80%, 11/18/24	245	252
		1,437

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.0% – continued

Tobacco – 0.7%

Altria Group, Inc., 5.38%, 1/31/44	$455	$556

Reynolds American, Inc., 4.45%, 6/12/25	130	143
5.85%, 8/15/45	355	433

RJ Reynolds Tobacco Co., 8.13%, 6/23/19	430	514
		1,646

Transportation & Logistics – 0.3%

FedEx Corp., 4.75%, 11/15/45	785	831

Utilities – 0.8%

Berkshire Hathaway Energy Co., 3.50%, 2/1/25	155	164

CenterPoint Energy, Inc., 6.50%, 5/1/18	190	206

CMS Energy Corp., 8.75%, 6/15/19	220	266

Dominion Gas Holdings LLC, 4.60%, 12/15/44	255	250

Dominion Resources, Inc., 2.50%, 12/1/19	280	283

Exelon Corp., 5.63%, 6/15/35	170	192

Jersey Central Power & Light Co., 4.70%, 4/1/24 (2)	225	241

NextEra Energy Capital Holdings, Inc., 2.40%, 9/15/19	330	329
		1,931

Wireless Telecommunications Services – 1.8%

AT&T, Inc., 3.00%, 6/30/22	745	756
4.50%, 5/15/35	255	252

Verizon Communications, Inc., 3.65%, 9/14/18	450	473
3.50%, 11/1/21	935	993
6.40%, 9/15/33	720	886
6.55%, 9/15/43	140	184
5.01%, 8/21/54	795	798
		4,342
Total Corporate Bonds
(Cost $65,585)		66,539

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 4.6%

Auto Parts Manufacturing – 0.1%

Magna International, Inc., 4.15%, 10/1/25	$165	$175

Banks – 0.9%

Australia & New Zealand Banking Group Ltd., 4.50%, 3/19/24 (2)	460	466

Credit Suisse A.G., 5.40%, 1/14/20	345	374
3.00%, 10/29/21	220	224

Lloyds Bank PLC, 2.30%, 11/27/18	500	504
6.50%, 9/14/20 (2)	215	243

Lloyds Banking Group PLC, 4.50%, 11/4/24	315	316
5.30%, 12/1/45 (2)	215	211
		2,338

Chemicals – 0.4%

Agrium, Inc., 4.90%, 6/1/43	250	238

LYB International Finance B.V., 4.88%, 3/15/44	350	349

LyondellBasell Industries N.V., 5.00%, 4/15/19	215	230

Potash Corp. of Saskatchewan, Inc., 3.25%, 12/1/17	195	198
		1,015

Diversified Banks – 1.3%

BNP Paribas S.A., 2.38%, 5/21/20	355	357
4.38%, 9/28/25 (2)	455	455

HSBC Holdings PLC, 5.63%, 1/17/20 (3)	445	427
5.25%, 3/14/44	695	705

Nordea Bank AB, 5.50%, 9/23/19 (2)	305	296

Royal Bank of Canada, 4.65%, 1/27/26	415	422

Royal Bank of Scotland Group PLC, 1.88%, 3/31/17	200	200

Societe Generale S.A., 4.75%, 11/24/25 (2)	420	416
		3,278

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 4.6% – continued

Electrical Equipment Manufacturing – 0.1%

Tyco Electronics Group S.A., 6.55%, 10/1/17	$180	$192

Exploration & Production – 0.1%

Petro-Canada, 6.05%, 5/15/18	345	365

Financial Services – 0.1%

UBS Group Funding Jersey Ltd., 2.95%, 9/24/20 (2)	255	256

Food & Beverage – 0.2%

Suntory Holdings Ltd., 2.55%, 9/29/19 (2)	360	365

Hardware – 0.1%

Seagate HDD Cayman, 4.75%, 1/1/25	260	203

Integrated Oils – 0.6%

BP Capital Markets PLC, 1.38%, 11/6/17	365	364
3.54%, 11/4/24	480	490

Shell International Finance B.V., 2.13%, 5/11/20	265	268

Suncor Energy, Inc., 3.60%, 12/1/24	365	361
		1,483

Metals & Mining – 0.2%

Rio Tinto Finance USA PLC, 2.25%, 12/14/18	370	372

Pharmaceuticals – 0.1%

Actavis Funding SCS, 4.55%, 3/15/35	165	170

Property & Casualty Insurance – 0.3%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	255	260
5.50%, 11/15/20	190	209

XLIT Ltd., 6.50%, 4/15/17 (3)	450	311
		780

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 4.6% – continued

Railroad – 0.1%

Canadian Pacific Railway Co., 4.80%, 9/15/35	$325	$333
Total Foreign Issuer Bonds
(Cost $11,419)		11,325

U.S. GOVERNMENT AGENCIES – 21.2% (4)

Fannie Mae – 20.5%

Pool #535714, 7.50%, 1/1/31	10	11

Pool #555599, 7.00%, 4/1/33	28	34

Pool #656035, 7.50%, 9/1/32	2	2

Pool #712130, 7.00%, 6/1/33	12	14

Pool #845182, 5.50%, 11/1/35	25	29

Pool #890009, 5.50%, 9/1/36	114	129

Pool #890384, 4.50%, 10/1/41	22	24

Pool #893082, 2.66%, 9/1/36 (1)	167	177

Pool #932638, 5.00%, 3/1/40	317	356

Pool #AA7583, 4.50%, 6/1/39	26	28

Pool #AB1470, 4.50%, 9/1/40	340	371

Pool #AB3114, 5.00%, 6/1/41	280	312

Pool #AB9522, 3.50%, 5/1/43	1,608	1,689

Pool #AC6118, 4.50%, 11/1/39	326	356

Pool #AC9581, 5.50%, 1/1/40	172	193

Pool #AD0915, 5.50%, 12/1/38	188	213

Pool #AD1645, 5.00%, 3/1/40	39	43

Pool #AD6929, 5.00%, 6/1/40	245	273

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.2% (4) – continued

Fannie Mae – 20.5% – continued

Pool #AD7775, 4.50%, 8/1/40	$616	$679

Pool #AH1507, 4.50%, 12/1/40	377	414

Pool #AH9109, 4.50%, 4/1/41	25	27

Pool #AI8193, 4.50%, 8/1/41	1,415	1,544

Pool #AL4408, 4.50%, 11/1/43	1,790	1,971

Pool #AL4908, 4.00%, 2/1/44	442	477

Pool #AL5686, 4.00%, 9/1/44	1,197	1,292

Pool #AQ9333, 4.00%, 1/1/43	1,200	1,299

Pool #AS3473, 4.00%, 10/1/44	2,999	3,204

Pool #AS3655, 4.50%, 10/1/44	1,262	1,378

Pool #AS3797, 5.00%, 11/1/44	1,188	1,316

Pool #AU7032, 4.00%, 11/1/43	4,381	4,728

Pool #AW2706, 4.00%, 4/1/44	2,784	2,975

Pool #AW6233, 4.50%, 6/1/44	1,081	1,194

Pool #AZ7903, 4.00%, 6/1/41	1,678	1,795

Pool TBA, 4/16/46 (5)	11,400	11,953
4/16/46 (5)	9,050	9,283
4/16/46 (5)	650	719
		50,502

Freddie Mac – 0.2%

Pool #1B3575, 5.95%, 9/1/37 (1)	17	17

Pool #1G2296, 6.17%, 11/1/37 (1)	121	129

Pool #1J0365, 2.55%, 4/1/37 (1)	165	175

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.2% (4) – continued

Freddie Mac – 0.2% – continued

Pool #1J2840, 2.65%, 9/1/37 (1)	$193	$205
		526

Freddie Mac Gold – 0.5%

Pool #A65182, 6.50%, 9/1/37	350	399

Pool #C02790, 6.50%, 4/1/37	179	204

Pool #C02838, 5.50%, 5/1/37	176	199

Pool #C03517, 4.50%, 9/1/40	255	277

Pool #G01954, 5.00%, 11/1/35	165	182
		1,261

Government National Mortgage Association I – 0.0%

Pool #604183, 5.50%, 4/15/33	6	7

Pool #633627, 5.50%, 9/15/34	6	7
		14
Total U.S. Government Agencies
(Cost $51,680)		52,303

U.S. GOVERNMENT OBLIGATIONS – 27.2%

U.S. Treasury Bonds – 3.4%
3.00%, 11/15/45	7,780	8,399

U.S. Treasury Notes – 23.8%
0.88%, 3/31/18	10,725	10,754
1.00%, 3/15/19	5,460	5,481
1.25%, 3/31/21	16,445	16,460
1.50%, 3/31/23	14,840	14,791
1.63%, 2/15/26	11,440	11,274
		58,760
Total U.S. Government Obligations
(Cost $67,014)		67,159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 15.1%

Northern Institutional Funds - Diversified Assets Portfolio, 0.24% (6)(7)	37,329,878	$37,330
Total Investment Companies
(Cost $37,330)		37,330

Total Investments – 109.1%
(Cost $267,589)		269,158

Liabilities less Other Assets – (9.1)%		(22,340)
NET ASSETS – 100.0%		$246,818

(1)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the perpetual call date.
(4)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	24.9%
U.S. Agency	19.4
AAA	12.0
AA	1.7
A	8.8
BBB	19.2
BB	0.1
Cash Equivalents	13.9

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1– Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$34,502	$–	$34,502
Corporate Bonds (1)	–	66,539	–	66,539
Foreign Issuer Bonds (1)	–	11,325	–	11,325
U.S. Government Agencies (1)	–	52,303	–	52,303
U.S. Government Obligations (1)	–	67,159	–	67,159
Investment Companies	37,330	–	–	37,330
Total Investments	$37,330	$231,828	$–	$269,158

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

TBA – To Be Announced

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.5%

Automobile – 0.7%

Honda Auto Receivables Owner Trust, Series 2015-4, Class A3, 1.23%, 9/23/19	$7,930	$7,935

Honda Auto Receivables Owner Trust, Series 2016-1, Class A3, 1.22%, 12/18/19	1,645	1,644
		9,579

Commercial Mortgage-Backed Securities – 6.5%

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2, 1.99%, 4/10/46	1,395	1,400

Commercial Mortgage Trust, Series 2013-CR6, Class A2, 2.12%, 3/10/46	12,645	12,735

Commercial Mortgage Trust, Series 2013-CR9, Class A2, 3.06%, 7/10/45	2,325	2,379

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C14, Class A2, 3.02%, 8/15/46	12,985	13,399

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.05%, 4/15/47	12,345	12,791

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.08%, 4/15/41 (1)	7,678	8,117

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A2, 1.97%, 8/15/45	288	290

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2, 1.86%, 2/15/46	7,110	7,133

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2, 1.97%, 5/15/46	12,753	12,893

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class A2, 2.85%, 6/15/47	3,955	4,109

Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.27%, 1/11/43 (1)	11,088	11,758

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2, 1.85%, 8/10/49	195	195

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.5% – continued

Commercial Mortgage-Backed Securities – 6.5% – continued

WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A2, 3.04%, 5/15/47	$900	$933
		88,132

Credit Card – 6.3%

BA Credit Card Trust, Series 2015-A2, Class A, 1.36%, 9/15/20	11,150	11,188

Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5, 1.60%, 5/17/21	9,415	9,481

Capital One Multi-Asset Execution Trust, Series 2015-A7, Class A7, 1.45%, 8/16/21	13,000	13,032

Chase Issuance Trust, Series 2015-A5, Class A5, 1.36%, 4/15/20	3,600	3,610

Chase Issuance Trust, Series 2015-A7, Class A7, 1.62%, 7/15/20	7,540	7,602

Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	1,550	1,565

Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.45%, 3/15/21	13,000	13,030

Discover Card Execution Note Trust, Series 2016-A1, Class A1, 1.64%, 7/15/21	7,875	7,934

Synchrony Credit Card Master Note Trust, Series 2015-2, Class A, 1.60%, 4/15/21	11,935	11,952

Synchrony Credit Card Master Note Trust, Series 2016-1, Class A, 2.04%, 3/15/22	5,700	5,748
		85,142
Total Asset-Backed Securities
(Cost $183,151)		182,853

CORPORATE BONDS – 32.9%

Aerospace & Defense – 0.4%

Lockheed Martin Corp., 2.50%, 11/23/20	1,115	1,142
3.10%, 1/15/23	420	436
3.80%, 3/1/45	1,955	1,900

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 32.9% – continued

Aerospace & Defense – 0.4% – continued

TransDigm, Inc., 6.00%, 7/15/22	$2,000	$1,992
		5,470

Auto Parts Manufacturing – 0.3%

American Axle & Manufacturing, Inc., 6.25%, 3/15/21	3,330	3,438

Automobiles Manufacturing – 0.9%

Ford Motor Co., 7.45%, 7/16/31	2,205	2,873

Ford Motor Credit Co. LLC, 3.66%, 9/8/24	3,540	3,575

General Motors Co., 6.25%, 10/2/43	2,715	2,900

General Motors Financial Co., Inc., 4.20%, 3/1/21	1,490	1,539
4.38%, 9/25/21	1,631	1,685
		12,572

Banks – 0.5%

Discover Bank, 4.25%, 3/13/26	1,895	1,904

PNC Financial Services Group (The), Inc., 4.85%, 6/1/23 (2)	4,465	4,214
		6,118

Biotechnology – 0.6%

Biogen, Inc., 2.90%, 9/15/20	1,310	1,348

Celgene Corp., 5.25%, 8/15/43	2,510	2,805

Gilead Sciences, Inc., 4.40%, 12/1/21	1,900	2,123
5.65%, 12/1/41	1,830	2,219
		8,495

Cable & Satellite – 0.8%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21	2,465	2,551

CCO Safari II LLC, 4.46%, 7/23/22 (3)	2,685	2,807

Comcast Corp., 4.25%, 1/15/33	3,001	3,196
6.40%, 5/15/38	2,020	2,690
		11,244

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 32.9% – continued

Chemicals – 0.7%

CF Industries, Inc., 6.88%, 5/1/18	$2,000	$2,176
5.15%, 3/15/34	1,520	1,431

Eastman Chemical Co., 3.80%, 3/15/25	1,480	1,518
4.65%, 10/15/44	2,396	2,291

Tronox Finance LLC, 7.50%, 3/15/22 (3)	2,125	1,594
		9,010

Commercial Finance – 0.6%

Air Lease Corp., 5.63%, 4/1/17	3,310	3,401
3.88%, 4/1/21	1,335	1,357

CIT Group, Inc., 3.88%, 2/19/19	1,705	1,701

International Lease Finance Corp., 6.25%, 5/15/19	2,000	2,132
		8,591

Communications Equipment – 0.6%

Apple, Inc., 2.70%, 5/13/22	2,915	3,014
4.45%, 5/6/44	645	679

CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	1,575	1,588

Cisco Systems, Inc., 5.90%, 2/15/39	2,265	2,929
		8,210

Consumer Services – 1.2%

APX Group, Inc., 6.38%, 12/1/19	2,500	2,507

ERAC USA Finance LLC, 3.85%, 11/15/24 (3)	1,515	1,584
7.00%, 10/15/37 (3)	4,140	5,280
4.50%, 2/15/45 (3)	670	660

Service Corp. International, 4.50%, 11/15/20	1,186	1,225
5.38%, 1/15/22	1,600	1,672

United Rentals North America, Inc., 7.63%, 4/15/22	2,025	2,157
6.13%, 6/15/23	1,250	1,291
		16,376

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 32.9% – continued

Containers & Packaging – 1.1%

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23	$2,750	$2,805

Graphic Packaging International, Inc., 4.75%, 4/15/21	2,000	2,075

Plastipak Holdings, Inc., 6.50%, 10/1/21 (3)	2,500	2,437

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 5.75%, 10/15/20	2,250	2,309
8.25%, 2/15/21	2,035	2,086

Sealed Air Corp., 4.88%, 12/1/22 (3)	2,500	2,600
		14,312

Diversified Banks – 5.2%

Bank of America Corp., 6.00%, 9/1/17	2,255	2,383
4.13%, 1/22/24	1,375	1,457
4.00%, 1/22/25	6,415	6,425
4.45%, 3/3/26	1,265	1,303
7.75%, 5/14/38	4,175	5,703
5.00%, 1/21/44	3,409	3,762

Citigroup, Inc., 2.05%, 12/7/18	2,695	2,706
4.05%, 7/30/22	2,575	2,680
6.30%, 5/15/24 (2)	3,765	3,616
3.88%, 3/26/25	3,050	3,022
4.60%, 3/9/26	1,045	1,072
4.45%, 9/29/27	3,720	3,743
6.68%, 9/13/43	3,890	4,715

JPMorgan Chase & Co., 7.90%, 4/30/18 (2)	3,480	3,480
6.30%, 4/23/19	2,625	2,969
5.00%, 7/1/19 (2)	3,185	3,042
5.30%, 5/1/20 (2)	2,415	2,421
2.55%, 3/1/21	1,975	1,993
3.90%, 7/15/25	1,555	1,649

Wells Fargo & Co., 7.98%, 3/15/18 (2)	2,820	2,918
2.15%, 1/30/20	2,490	2,519
2.50%, 3/4/21	1,995	2,020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 32.9% – continued

Diversified Banks – 5.2% – continued
4.30%, 7/22/27	$1,348	$1,430
3.90%, 5/1/45	3,666	3,666
		70,694

Electrical Equipment Manufacturing – 0.3%

Keysight Technologies, Inc., 3.30%, 10/30/19	1,480	1,490

Roper Technologies, Inc., 6.25%, 9/1/19	1,750	1,958
		3,448

Entertainment Content – 0.2%

Time Warner, Inc., 6.10%, 7/15/40	2,415	2,749

Exploration & Production – 0.6%

Kerr-McGee Corp., 6.95%, 7/1/24	1,005	1,064

Newfield Exploration Co., 5.38%, 1/1/26	1,920	1,747

QEP Resources, Inc., 6.88%, 3/1/21	3,000	2,752

WPX Energy, Inc., 5.25%, 9/15/24	2,680	1,863
		7,426

Financial Services – 4.0%

Ares Capital Corp., 4.88%, 11/30/18	2,561	2,631

FMR LLC, 6.45%, 11/15/39 (3)	3,915	4,864

Goldman Sachs Group (The), Inc., 5.63%, 1/15/17	1,270	1,310
2.90%, 7/19/18	844	864
2.63%, 1/31/19	2,175	2,218
2.55%, 10/23/19	2,545	2,584
5.38%, 5/10/20 (2)	2,970	2,873
5.75%, 1/24/22	2,570	2,965
4.00%, 3/3/24	2,400	2,517
3.75%, 2/25/26	1,490	1,528
6.45%, 5/1/36	2,841	3,294
6.75%, 10/1/37	4,027	4,810
4.80%, 7/8/44	3,650	3,816

KKR Group Finance Co. LLC, 6.38%, 9/29/20 (3)	2,195	2,582

Morgan Stanley, 2.50%, 1/24/19	4,780	4,864

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 32.9% – continued

Financial Services – 4.0% – continued
2.38%, 7/23/19	$1,660	$1,678
5.00%, 11/24/25	2,740	2,965
4.30%, 1/27/45	2,764	2,781

Prospect Capital Corp., 5.00%, 7/15/19	1,820	1,648
5.88%, 3/15/23	1,720	1,481
		54,273

Food & Beverage – 0.8%

Anheuser-Busch InBev Finance, Inc., 1.90%, 2/1/19	1,490	1,511
4.90%, 2/1/46	1,260	1,408

Beam Suntory, Inc., 3.25%, 6/15/23	2,150	2,130

Smithfield Foods, Inc., 6.63%, 8/15/22	3,020	3,209

Tyson Foods, Inc., 2.65%, 8/15/19	1,370	1,405
4.88%, 8/15/34	1,210	1,301
		10,964

Health Care Facilities & Services – 0.3%

Cardinal Health, Inc., 1.70%, 3/15/18	1,140	1,143
4.50%, 11/15/44	2,245	2,275

Laboratory Corp. of America Holdings, 2.63%, 2/1/20	715	718
		4,136

Homebuilders – 0.3%

Lennar Corp., 4.13%, 12/1/18	2,000	2,040
4.75%, 5/30/25	2,500	2,456
		4,496

Industrial Other – 0.4%

MasTec, Inc., 4.88%, 3/15/23	3,270	2,804

SBA Tower Trust, 2.93%, 12/15/17 (3)	1,865	1,857

WW Grainger, Inc., 4.60%, 6/15/45	1,000	1,118
		5,779

Integrated Oils – 0.0%

ConocoPhillips Co., 4.15%, 11/15/34	700	625

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 32.9% – continued

Life Insurance – 1.0%

Lincoln National Corp., 6.05%, 4/20/67 (1)	$4,205	$2,733

MetLife, Inc., 6.40%, 12/15/36	2,216	2,289

Principal Financial Group, Inc., 1.85%, 11/15/17	580	581

Protective Life Corp., 8.45%, 10/15/39	4,725	6,351

Prudential Financial, Inc., 2.35%, 8/15/19	1,775	1,798
		13,752

Machinery Manufacturing – 0.2%

Parker-Hannifin Corp., 4.20%, 11/21/34	2,000	2,122

Managed Care – 0.5%

Anthem, Inc., 1.88%, 1/15/18	1,290	1,294
4.65%, 8/15/44	2,720	2,703

Humana, Inc., 3.85%, 10/1/24	1,685	1,762
4.63%, 12/1/42	1,425	1,385
		7,144

Mass Merchants – 0.2%

Wal-Mart Stores, Inc., 3.30%, 4/22/24	1,999	2,156

Medical Equipment & Devices Manufacturing – 0.1%

Zimmer Biomet Holdings, Inc., 3.55%, 4/1/25	1,025	1,036

Metals & Mining – 0.3%

Commercial Metals Co., 7.35%, 8/15/18	2,065	2,184

Glencore Funding LLC, 2.13%, 4/16/18 (3)	1,515	1,414
		3,598

Oil & Gas Services & Equipment – 0.2%

Halliburton Co., 3.80%, 11/15/25	1,085	1,087
5.00%, 11/15/45	1,825	1,783
		2,870

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 32.9% – continued

Pharmaceuticals – 0.1%

AbbVie, Inc., 4.50%, 5/14/35	$1,311	$1,362

Pipeline – 0.7%

Energy Transfer Partners L.P., 6.50%, 2/1/42	3,135	2,846

Regency Energy Partners L.P./Regency Energy Finance Corp., 6.50%, 7/15/21	2,965	2,921
5.50%, 4/15/23	3,225	2,875

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.88%, 10/1/20	1,474	1,461
		10,103

Power Generation – 0.2%

Exelon Generation Co. LLC, 2.95%, 1/15/20	1,600	1,610
4.00%, 10/1/20	1,630	1,704
		3,314

Property & Casualty Insurance – 0.3%

American International Group, Inc., 3.38%, 8/15/20	1,540	1,591

Berkshire Hathaway, Inc., 2.20%, 3/15/21	850	868

Chubb INA Holdings, Inc., 2.30%, 11/3/20	1,230	1,251
		3,710

Publishing & Broadcasting – 0.5%

21st Century Fox America, Inc., 7.25%, 5/18/18	2,210	2,452
6.90%, 8/15/39	2,994	3,727
		6,179

Railroad – 0.9%

Burlington Northern Santa Fe LLC, 4.55%, 9/1/44	4,420	4,790

CSX Corp., 4.75%, 5/30/42	3,610	3,792
3.95%, 5/1/50	2,085	1,905

Union Pacific Corp., 3.38%, 2/1/35	1,610	1,551
		12,038

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 32.9% – continued

Real Estate – 1.0%

EPR Properties, 5.75%, 8/15/22	$3,905	$4,210
4.50%, 4/1/25	1,500	1,455

ERP Operating L.P., 4.50%, 7/1/44	1,905	2,022

HCP, Inc., 3.88%, 8/15/24	2,740	2,644

Host Hotels & Resorts L.P., 4.00%, 6/15/25	1,225	1,193

Ventas Realty L.P., 5.70%, 9/30/43	1,495	1,649
		13,173

Refining & Marketing – 0.3%

Phillips 66, 4.65%, 11/15/34	1,000	992

Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23 (3)	2,150	2,151

Western Refining, Inc., 6.25%, 4/1/21	1,730	1,536
		4,679

Restaurants – 0.3%

McDonald’s Corp., 2.10%, 12/7/18	2,065	2,107
4.70%, 12/9/35	1,815	1,950
		4,057

Retail – Consumer Discretionary – 0.8%

Amazon.com, Inc., 4.80%, 12/5/34	2,000	2,247

Hertz (The) Corp., 7.50%, 10/15/18	5,450	5,537
5.88%, 10/15/20	2,500	2,529
		10,313

Retail – Consumer Staples – 0.1%

Bunge Ltd. Finance Corp., 8.50%, 6/15/19	1,535	1,783

Software & Services – 0.5%

CA, Inc., 2.88%, 8/15/18	1,325	1,347

Oracle Corp., 3.25%, 5/15/30	3,885	3,916

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 32.9% – continued

Software & Services – 0.5% – continued

Rackspace Hosting, Inc., 6.50%, 1/15/24 (3)	$2,035	$1,994
		7,257

Supermarkets & Pharmacies – 0.4%

CVS Health Corp., 2.25%, 8/12/19	2,098	2,150
4.88%, 7/20/35	1,875	2,091

Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	1,475	1,518
		5,759

Tobacco – 0.8%

Altria Group, Inc., 5.38%, 1/31/44	2,680	3,275

Reynolds American, Inc., 4.45%, 6/12/25	1,050	1,155
5.85%, 8/15/45	2,372	2,897

RJ Reynolds Tobacco Co., 8.13%, 6/23/19	2,475	2,957
		10,284

Utilities – 1.6%

AES Corp., 5.50%, 3/15/24	1,850	1,808
5.50%, 4/15/25	2,435	2,350

Berkshire Hathaway Energy Co., 3.50%, 2/1/25	320	338

CenterPoint Energy, Inc., 6.50%, 5/1/18	2,380	2,575

CMS Energy Corp., 5.05%, 2/15/18	2,190	2,317
8.75%, 6/15/19	2,155	2,609

Dominion Gas Holdings LLC, 4.60%, 12/15/44	2,005	1,969

Exelon Corp., 5.63%, 6/15/35	2,695	3,040

IPALCO Enterprises, Inc., 5.00%, 5/1/18	2,415	2,536

Jersey Central Power & Light Co., 4.70%, 4/1/24 (3)	1,305	1,399
		20,941

Waste & Environment Services & Equipment – 0.3%

Clean Harbors, Inc., 5.25%, 8/1/20	1,770	1,814

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 32.9% — continued

Waste & Environment Services & Equipment – 0.3% – continued
5.13%, 6/1/21	$2,000	$2,023
		3,837

Wireless Telecommunications Services – 1.3%

AT&T, Inc., 3.00%, 6/30/22	1,995	2,024

Sprint Corp., 7.13%, 6/15/24	3,500	2,599

Verizon Communications, Inc., 3.65%, 9/14/18	2,820	2,967
6.40%, 9/15/33	3,850	4,735
6.55%, 9/15/43	605	797
5.01%, 8/21/54	4,748	4,763
		17,885

Wireline Telecommunications Services – 0.5%

CenturyLink, Inc., 4/1/24 (4)	660	661

Frontier Communications Corp., 8.25%, 4/15/17	1,560	1,653
8.88%, 9/15/20 (3)	2,090	2,171

Windstream Services LLC, 6.38%, 8/1/23	3,500	2,564
		7,049
Total Corporate Bonds
(Cost $438,881)		444,827

FOREIGN ISSUER BONDS – 5.2%

Auto Parts Manufacturing – 0.3%

Magna International, Inc., 4.15%, 10/1/25	1,205	1,277

Schaeffler Holding Finance B.V. (100% Cash), 6.88%, 8/15/18 (3)(5)	1,000	1,030
6.25%, 11/15/19 (3)(5)	1,500	1,569
		3,876

Banks – 1.0%

Credit Suisse A.G., 5.40%, 1/14/20	2,560	2,775
3.00%, 10/29/21	1,230	1,255

Lloyds Bank PLC, 2.30%, 11/27/18	2,093	2,110
6.50%, 9/14/20 (3)	3,200	3,611

Lloyds Banking Group PLC, 4.50%, 11/4/24	2,685	2,697

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.2% – continued

Banks – 1.0% – continued
5.30%, 12/1/45 (3)	$1,305	$1,279
		13,727

Cable & Satellite – 0.2%

Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (3)	2,800	2,800

Casinos & Gaming – 0.3%

International Game Technology PLC, 5.63%, 2/15/20 (3)	1,500	1,556
6.25%, 2/15/22 (3)	2,000	2,035
		3,591

Chemicals – 0.4%

Agrium, Inc., 4.90%, 6/1/43	1,500	1,428

INEOS Group Holdings S.A., 6.13%, 8/15/18 (3)	1,075	1,093

LYB International Finance B.V., 4.88%, 3/15/44	1,555	1,550

LyondellBasell Industries N.V., 5.00%, 4/15/19	1,700	1,816
		5,887

Diversified Banks – 0.9%

BNP Paribas S.A., 2.38%, 5/21/20	2,795	2,812
4.38%, 9/28/25 (3)	3,030	3,027

HSBC Holdings PLC, 5.25%, 3/14/44	3,900	3,955

Societe Generale S.A., 4.75%, 11/24/25 (3)	2,555	2,529
		12,323

Electrical Equipment Manufacturing – 0.2%

Tyco Electronics Group S.A., 6.55%, 10/1/17	2,040	2,180

Exploration & Production – 0.1%

Petro-Canada, 6.05%, 5/15/18	960	1,015

Financial Services – 0.1%

UBS Group Funding Jersey Ltd., 2.95%, 9/24/20 (3)	1,830	1,836

Food & Beverage – 0.4%

ESAL GmbH, 6.25%, 2/5/23 (3)	1,800	1,582

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.2% – continued

Food & Beverage – 0.4% – continued

JBS Investments GmbH, 7.25%, 4/3/24 (3)	$1,650	$1,497

Suntory Holdings Ltd., 2.55%, 9/29/19 (3)	2,890	2,932
		6,011

Hardware – 0.1%

Seagate HDD Cayman, 4.75%, 1/1/25	2,470	1,929

Pharmaceuticals – 0.1%

Actavis Funding SCS, 4.55%, 3/15/35	1,375	1,417

Property & Casualty Insurance – 1.0%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	5,675	5,784
5.50%, 11/15/20	2,070	2,274

XLIT Ltd., 6.50%, 4/15/17 (2)	6,950	4,813
		12,871

Wireless Telecommunications Services – 0.1%

Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	2,000	1,290
Total Foreign Issuer Bonds
(Cost $72,768)		70,753

U.S. GOVERNMENT AGENCIES – 21.8% (6)

Fannie Mae – 20.8%

Pool #255498, 5.50%, 12/1/34	287	325

Pool #256883, 6.00%, 9/1/37	29	33

Pool #535714, 7.50%, 1/1/31	35	40

Pool #545003, 8.00%, 5/1/31	2	2

Pool #545437, 7.00%, 2/1/32	72	89

Pool #545556, 7.00%, 4/1/32	45	52

Pool #555189, 7.00%, 12/1/32	272	322

Pool #581806, 7.00%, 7/1/31	115	137

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.8% (6) – continued

Fannie Mae – 20.8% – continued

Pool #585617, 7.00%, 5/1/31 (7)	$–	$–

Pool #745148, 5.00%, 1/1/36	182	202

Pool #888538, 5.50%, 1/1/37	444	500

Pool #890009, 5.50%, 9/1/36	1,838	2,080

Pool #893082, 2.66%, 9/1/36 (1)	1,851	1,957

Pool #919638, 5.50%, 9/1/37	864	972

Pool #929035, 6.50%, 1/1/38	409	468

Pool #932638, 5.00%, 3/1/40	6,000	6,735

Pool #955782, 6.50%, 10/1/37	125	142

Pool #990702, 6.50%, 9/1/38	1,891	2,267

Pool #AB1470, 4.50%, 9/1/40	2,511	2,740

Pool #AB3114, 5.00%, 6/1/41	3,618	4,037

Pool #AB9522, 3.50%, 5/1/43	22,856	24,009

Pool #AC6767, 4.50%, 1/1/40	2,046	2,248

Pool #AC9581, 5.50%, 1/1/40	4,315	4,861

Pool #AD0915, 5.50%, 12/1/38	166	188

Pool #AD6929, 5.00%, 6/1/40	3,057	3,403

Pool #AH1166, 4.50%, 12/1/40	6,549	7,149

Pool #AH1507, 4.50%, 12/1/40	7,133	7,831

Pool #AL4408, 4.50%, 11/1/43	10,129	11,154

Pool #AL5686, 4.00%, 9/1/44	6,227	6,720

Pool #AQ9333, 4.00%, 1/1/43	5,954	6,445

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.8% (6) – continued

Fannie Mae – 20.8% – continued

Pool #AS3473, 4.00%, 10/1/44	$13,186	$14,087

Pool #AS3655, 4.50%, 10/1/44	4,748	5,186

Pool #AS3797, 5.00%, 11/1/44	5,176	5,733

Pool #AU7032, 4.00%, 11/1/43	35,999	38,851

Pool #AW6233, 4.50%, 6/1/44	8,794	9,710

Pool #AZ7903, 4.00%, 6/1/41	6,363	6,809

Pool TBA, 4/16/46 (4)	100,225	103,991
		281,475

Freddie Mac – 0.4%

Pool #1B3575, 5.95%, 9/1/37 (1)	201	201

Pool #1G2296, 6.17%, 11/1/37 (1)	1,271	1,352

Pool #1J0365, 2.55%, 4/1/37 (1)	1,669	1,772

Pool #1J2840, 2.65%, 9/1/37 (1)	1,427	1,516

Pool #848076, 5.57%, 6/1/38 (1)	544	570
		5,411

Freddie Mac Gold – 0.6%

Pool #A65182, 6.50%, 9/1/37	2,449	2,788

Pool #A92650, 5.50%, 6/1/40	229	255

Pool #C00910, 7.50%, 1/1/30	282	350

Pool #C02790, 6.50%, 4/1/37	1,184	1,348

Pool #C02838, 5.50%, 5/1/37	1,951	2,202

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.8% (6) – continued

Freddie Mac Gold – 0.6% – continued

Pool #G01954, 5.00%, 11/1/35	$1,155	$1,279
		8,222
Total U.S. Government Agencies
(Cost $289,299)		295,108

U.S. GOVERNMENT OBLIGATIONS – 22.4%

U.S. Treasury Bonds – 2.8%
3.00%, 11/15/45	34,945	37,726

U.S. Treasury Notes – 19.6%
0.88%, 3/31/18	41,125	41,234
1.00%, 3/15/19	13,795	13,849
1.25%, 3/31/21	78,870	78,941
1.50%, 3/31/23	70,020	69,790
1.63%, 2/15/26	62,495	61,587
		265,401
Total U.S. Government Obligations
(Cost $301,885)		303,127

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 11.4%

Northern Institutional Funds - Diversified Assets Portfolio, 0.24% (8)(9)	153,501,141	$153,501
Total Investment Companies
(Cost $153,501)		153,501

Total Investments – 107.2%
(Cost $1,439,485)		1,450,169

Liabilities less Other Assets – (7.2)%		(97,532)
NET ASSETS – 100.0%		$1,352,637

(1)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(2)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the perpetual call date.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Value rounds to less than one thousand.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments in the tables herein are unaudited.

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	20.9%
U.S. Agency	20.4
AAA	11.8
AA	1.3
A	7.5
BBB	19.8
BB	5.1
B	2.2
CCC	0.4
Cash Equivalents	10.6

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND	MARCH 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities (1)	$–	$182,853	$–	$182,853
Corporate Bonds (1)	–	444,827	–	444,827
Foreign Issuer Bonds (1)	–	70,753	–	70,753
U.S. Government Agencies (1)	–	295,108	–	295,108
U.S. Government Obligations (1)	–	303,127	–	303,127
Investment Companies	153,501	–	–	153,501
Total Investments	$153,501	$1,296,668	$–	$1,450,169

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

TBA – To Be Announced

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.8%

Aerospace & Defense – 1.0%

StandardAero Aviation Holdings, Inc., 10.00%, 7/15/23 (1)	$27,100	$25,881

TransDigm, Inc., 6.50%, 5/15/25	25,016	24,453
		50,334

Airlines – 0.6%

American Airlines Group, Inc., 5.50%, 10/1/19 (1)	27,705	28,190
4.63%, 3/1/20 (1)	5,400	5,292
		33,482

Auto Parts Manufacturing – 1.9%

Affinia Group, Inc., 7.75%, 5/1/21	14,813	15,257

Dana Holding Corp., 5.50%, 12/15/24	34,071	32,197

Meritor, Inc., 6.25%, 2/15/24	23,195	20,441

MPG Holdco I, Inc., 7.38%, 10/15/22	31,261	30,948
		98,843

Cable & Satellite – 4.1%

CCO Safari II LLC, 6.48%, 10/23/45 (1)	41,132	45,769

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (1)	34,667	34,320

Mediacom Broadband LLC/Mediacom Broadband Corp., 6.38%, 4/1/23	18,913	19,339

Mediacom LLC/Mediacom Capital Corp., 7.25%, 2/15/22	18,315	19,276

Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/1/21 (1)	27,325	28,145

Neptune Finco Corp., 6.63%, 10/15/25 (1)	34,050	36,813

WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/1/20 (1)	27,724	27,377
		211,039

Casinos & Gaming – 2.1%

Boyd Gaming Corp., 6.88%, 5/15/23	24,783	26,394
6.38%, 4/1/26 (1)	10,450	10,842

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.8% – continued

Casinos & Gaming – 2.1% – continued

Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 8.00%, 10/1/20	$30,350	$29,713

Eldorado Resorts, Inc., 7.00%, 8/1/23	13,418	13,887

Station Casinos LLC, 7.50%, 3/1/21	25,309	26,796
		107,632

Commercial Finance – 0.6%

NewStar Financial, Inc., 7.25%, 5/1/20	31,940	28,746

Communications Equipment – 0.5%

CPI International, Inc., 8.75%, 2/15/18	24,550	23,998

Consumer Finance – 1.9%

Alliance Data Systems Corp., 6.38%, 4/1/20 (1)	20,902	21,268
5.38%, 8/1/22 (1)	13,850	12,984

OneMain Financial Holdings LLC, 7.25%, 12/15/21 (1)	30,491	30,339

Quicken Loans, Inc., 5.75%, 5/1/25 (1)	35,827	34,752
		99,343

Consumer Products – 0.5%

Clearwater Paper Corp., 5.38%, 2/1/25 (1)	29,175	28,482

Consumer Services – 1.4%

APX Group, Inc., 6.38%, 12/1/19	28,300	28,385
8.75%, 12/1/20	6,989	6,028

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25 (1)	38,802	35,504
		69,917

Containers & Packaging – 2.7%

Berry Plastics Corp., 6.00%, 10/15/22 (1)	22,500	23,583

Owens-Brockway Glass Container, Inc., 5.88%, 8/15/23 (1)	30,732	32,019

PaperWorks Industries, Inc., 9.50%, 8/15/19 (1)	30,949	27,235

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.8% – continued

Containers & Packaging – 2.7% – continued

Plastipak Holdings, Inc., 6.50%, 10/1/21 (1)	$29,439	$28,703

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 8.50%, 5/15/18	27,830	27,830
		139,370

Department Stores – 0.2%

J.C. Penney Corp., Inc., 8.13%, 10/1/19	12,325	12,664

Distributors – Consumer Discretionary – 0.3%

Global Partners L.P./GLP Finance Corp., 7.00%, 6/15/23	22,704	16,914

Diversified Banks – 1.5%

Bank of America Corp., 6.25%, 9/5/24 (2)	39,794	38,998

Citigroup, Inc., 6.13%, 11/15/20 (2)	37,669	37,762
		76,760

Entertainment Content – 0.9%

AMC Networks, Inc., 5.00%, 4/1/24	17,400	17,465

Univision Communications, Inc., 6.75%, 9/15/22 (1)	28,925	30,661
		48,126

Entertainment Resources – 1.0%

AMC Entertainment, Inc., 5.75%, 6/15/25	26,200	26,790

ClubCorp Club Operations, Inc., 8.25%, 12/15/23 (1)	23,725	22,657
		49,447

Exploration & Production – 2.6%

Anadarko Petroleum Corp., 5.55%, 3/15/26	6,100	6,154
6.60%, 3/15/46	6,100	6,228

Antero Resources Corp., 5.63%, 6/1/23	18,725	17,227

Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	26,246	24,474

Hilcorp Energy I L.P./Hilcorp Finance Co., 5.00%, 12/1/24 (1)	16,961	14,290
5.75%, 10/1/25 (1)	8,175	7,030

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.8% – continued

Exploration & Production – 2.6% – continued

Laredo Petroleum, Inc., 6.25%, 3/15/23	$6,225	$5,213

Newfield Exploration Co., 5.38%, 1/1/26	26,112	23,762

SM Energy Co., 5.63%, 6/1/25	14,185	9,854

WPX Energy, Inc., 6.00%, 1/15/22	24,948	18,212
		132,444

Food & Beverage – 2.3%

Dole Food Co., Inc., 7.25%, 5/1/19 (1)	31,796	31,637

Land O’ Lakes, Inc., 6.00%, 11/15/22 (1)	26,840	28,048

Pilgrim’s Pride Corp., 5.75%, 3/15/25 (1)	27,225	27,327

Simmons Foods, Inc., 7.88%, 10/1/21 (1)	34,557	29,114
		116,126

Forest & Paper Products Manufacturing – 0.4%

Neenah Paper, Inc., 5.25%, 5/15/21 (1)	23,511	23,041

Health Care Facilities & Services – 2.2%

Envision Healthcare Corp., 5.13%, 7/1/22 (1)	21,268	21,587

HCA, Inc., 5.25%, 6/15/26	30,100	30,852

HealthSouth Corp., 5.13%, 3/15/23	12,015	11,970
5.75%, 11/1/24	23,204	23,506

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/1/23 (1)	25,151	25,825
		113,740

Homebuilders – 3.0%

AV Homes, Inc., 8.50%, 7/1/19	21,150	20,727

Lennar Corp., 4.88%, 12/15/23	27,515	27,515

Meritage Homes Corp., 7.15%, 4/15/20	15,870	16,743

PulteGroup, Inc., 5.50%, 3/1/26	28,847	29,676

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.8% – continued

Homebuilders – 3.0% – continued

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (1)	$22,980	$22,521

TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 6/15/24	35,165	34,945
		152,127

Industrial Other – 1.3%

MasTec, Inc., 4.88%, 3/15/23	36,375	31,192

Park-Ohio Industries, Inc., 8.13%, 4/1/21	33,420	34,005
		65,197

Investment Companies – 1.9%

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	25,569	24,265

Nationstar Mortgage LLC/Nationstar Capital Corp., 9.63%, 5/1/19	28,464	29,460

Prospect Capital Corp., 5.88%, 3/15/23	32,753	28,204

Walter Investment Management Corp., 7.88%, 12/15/21	23,724	15,421
		97,350

Life Insurance – 1.4%

American Equity Investment Life Holding Co., 6.63%, 7/15/21	37,804	38,843

Fidelity & Guaranty Life Holdings, Inc., 6.38%, 4/1/21 (1)	32,522	32,685
		71,528

Machinery Manufacturing – 0.7%

CNH Industrial Capital LLC, 4.88%, 4/1/21	21,825	21,743

Manitowoc Foodservice, Inc., 9.50%, 2/15/24 (1)	12,425	13,543
		35,286

Machinery Manufacturing & Rental – 1.1%

Ahern Rentals, Inc., 7.38%, 5/15/23 (1)	20,250	13,972

BlueLine Rental Finance Corp., 7.00%, 2/1/19 (1)	12,850	11,838

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.8% – continued

Machinery Manufacturing & Rental – 1.1% – continued

United Rentals North America, Inc., 5.75%, 11/15/24	$29,143	$29,143
		54,953

Media Non-Cable – 1.0%

National CineMedia LLC, 7.88%, 7/15/21	27,405	28,501

Sterling Entertainment Enterprises LLC, 9.75%, 12/15/19	23,800	24,455
		52,956

Metals & Mining – 0.3%

Aleris International, Inc., 4/1/21 (1)(3)	16,175	16,488

Pharmaceuticals – 0.1%

JPR Royalty Sub LLC, 14.00%, 9/1/20 (1)(4)	8,000	4,000

Pipeline – 3.0%

Energy Transfer Equity L.P., 7.50%, 10/15/20	24,240	23,331

Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, 5/15/23	27,550	24,244

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 7.25%, 2/15/21	32,265	27,990

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23	29,182	27,212

Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	21,476	21,020

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.63%, 10/1/20 (1)	28,063	27,712
		151,509

Power Generation – 0.7%

Calpine Corp., 5.50%, 2/1/24	37,150	35,664

Property & Casualty Insurance – 1.3%

Hub Holdings LLC/Hub Holdings Finance, Inc. (100% Cash), 8.13%, 7/15/19 (1)(5)	8,150	7,498

HUB International Ltd., 7.88%, 10/1/21 (1)	23,901	23,543

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.8% – continued

Property & Casualty Insurance – 1.3% – continued

Liberty Mutual Group, Inc., 7.80%, 3/15/37 (1)	$31,705	$34,558
		65,599

Publishing & Broadcasting – 1.2%

Lee Enterprises, Inc., 9.50%, 3/15/22 (1)	33,671	33,124

Sirius XM Radio, Inc., 5.38%, 4/15/25 (1)	28,022	28,512
		61,636

Railroad – 0.6%

Florida East Coast Holdings Corp., 6.75%, 5/1/19 (1)	30,855	30,855

Real Estate – 1.3%

ESH Hospitality, Inc., 5.25%, 5/1/25 (1)	34,404	33,458

Howard Hughes (The) Corp., 6.88%, 10/1/21	30,690	30,229

MPT Operating Partnership L.P. / MPT Finance Corp., 6.38%, 3/1/24	4,375	4,605
		68,292

Real Estate Investment Trusts – 1.4%

DuPont Fabros Technology L.P., 5.88%, 9/15/21	9,362	9,807
5.63%, 6/15/23	22,150	22,704

Felcor Lodging L.P., 5.63%, 3/1/23	36,400	37,128
		69,639

Refining & Marketing – 3.2%

Citgo Holding, Inc., 10.75%, 2/15/20 (1)	17,200	16,684

CITGO Petroleum Corp., 6.25%, 8/15/22 (1)	26,950	26,007

Murphy Oil USA, Inc., 6.00%, 8/15/23	29,333	30,360

PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	33,828	35,012

Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23 (1)	29,850	29,868

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.8% – continued

Refining & Marketing – 3.2% – continued

Western Refining Logistics L.P./WNRL Finance Corp., 7.50%, 2/15/23	$29,000	$25,810
		163,741

Restaurants – 0.8%

Landry’s Holdings II, Inc., 10.25%, 1/1/18 (1)	15,816	15,737

Landry’s, Inc., 9.38%, 5/1/20 (1)	23,586	24,765
		40,502

Retail – 2.8%

CST Brands, Inc., 5.00%, 5/1/23	34,083	34,509

Group 1 Automotive, Inc., 5.00%, 6/1/22	28,731	28,444

Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (1)	31,474	27,068

Penske Automotive Group, Inc., 5.75%, 10/1/22	26,236	26,761

Sonic Automotive, Inc., 7.00%, 7/15/22	24,302	25,638
		142,420

Retail – Consumer Discretionary – 2.6%

Asbury Automotive Group, Inc., 6.00%, 12/15/24 (1)	29,425	29,719
6.00%, 12/15/24	3,000	3,030

GameStop Corp., 6.75%, 3/15/21 (1)	29,450	28,493

L Brands, Inc., 6.88%, 11/1/35	38,875	42,187

Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/1/25	28,298	30,138
		133,567

Software & Services – 1.6%

Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (1)	27,658	27,105

Infor US, Inc., 6.50%, 5/15/22	22,513	20,487

Rackspace Hosting, Inc., 6.50%, 1/15/24 (1)	35,275	34,569
		82,161

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.8% – continued

Supermarkets & Pharmacies – 1.8%

Ingles Markets, Inc., 5.75%, 6/15/23	$24,647	$25,017

Rite Aid Corp., 6.13%, 4/1/23 (1)	33,733	35,757

Tops Holding LLC/Tops Markets II Corp., 8.00%, 6/15/22 (1)	33,594	31,074
		91,848

Technology – 1.4%

Equinix, Inc., 5.88%, 1/15/26	23,093	24,352

Iron Mountain, Inc., 6.00%, 8/15/23	12,223	12,834

Qualitytech L.P./QTS Finance Corp., 5.88%, 8/1/22	32,101	32,743
		69,929

Utilities – 0.6%

AES Corp., 7.38%, 7/1/21	25,596	28,667

Waste & Environment Services & Equipment – 2.5%

Advanced Disposal Services, Inc., 8.25%, 10/1/20	27,425	27,971

Casella Waste Systems, Inc., 7.75%, 2/15/19	39,459	40,026

Clean Harbors, Inc., 5.13%, 6/1/21	21,120	21,358
5.13%, 6/1/21 (1)	6,700	6,775

Covanta Holding Corp., 6.38%, 10/1/22	32,978	32,978
		129,108

Wireless Telecommunications Services – 2.3%

Hughes Satellite Systems Corp., 7.63%, 6/15/21	32,686	36,445

Sprint Communications, Inc., 7.00%, 3/1/20 (1)	21,650	21,650

Sprint Corp., 7.25%, 9/15/21	30,475	23,275

T-Mobile USA, Inc., 6.50%, 1/15/26	37,900	39,369
		120,739

Wireline Telecommunications Services – 4.2%

CenturyLink, Inc., 6.45%, 6/15/21	15,373	15,575

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.8% – continued

Wireline Telecommunications Services – 4.2% – continued
4/1/24 (3)	$18,350	$18,396

Consolidated Communications, Inc., 6.50%, 10/1/22	19,956	17,412

Frontier Communications Corp., 10.50%, 9/15/22 (1)	23,670	24,262
9.00%, 8/15/31	34,296	29,495

GCI, Inc., 6.88%, 4/15/25	33,975	34,654

Level 3 Financing, Inc., 5.38%, 1/15/24 (1)	16,275	16,478
5.25%, 3/15/26 (1)	13,050	13,148

Windstream Services LLC, 7.75%, 10/1/21	13,003	10,606

Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23	20,501	20,462
5/15/25 (1)(3)	13,150	12,855
		213,343
Total Corporate Bonds
(Cost $3,815,322)		3,729,552

FOREIGN ISSUER BONDS – 18.1%

Airlines – 0.9%

Air Canada, 7.75%, 4/15/21 (1)	38,539	37,961

VistaJet Malta Finance PLC/VistaJet Co. Finance LLC, 7.75%, 6/1/20 (1)	16,650	7,368
		45,329

Banks – 0.7%

ING Groep N.V., 6.50%, 4/16/25 (2)	39,860	36,522

Cable & Satellite – 3.7%

Altice Financing S.A., 6.63%, 2/15/23 (1)	36,375	36,466

Numericable-SFR SAS, 6.00%, 5/15/22 (1)	30,710	29,942

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 1/15/25 (1)	37,675	37,581

UPCB Finance IV Ltd., 5.38%, 1/15/25 (1)	27,180	27,520

Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (1)	32,900	32,900

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 18.1% – continued

Cable & Satellite – 3.7% – continued

VTR Finance B.V., 6.88%, 1/15/24 (1)	$26,475	$25,813
		190,222

Casinos & Gaming – 1.1%

International Game Technology PLC, 5.63%, 2/15/20 (1)	6,850	7,107
6.25%, 2/15/22 (1)	15,975	16,251

MCE Finance Ltd., 5.00%, 2/15/21 (1)	32,190	30,659
		54,017

Commercial Finance – 0.3%

Lincoln Finance Ltd., 7.38%, 4/15/21 (1)	14,075	14,638

Diversified Banks – 3.6%

Banco Santander S.A., 6.38%, 5/19/19 (2)	17,400	15,741

Barclays PLC, 8.25%, 12/15/18 (2)	25,892	25,839

Credit Agricole S.A., 7.88%, 1/23/24 (1)(2)	30,525	28,846

Credit Suisse Group A.G., 7.50%, 12/11/23 (1)(2)	27,000	26,554

Deutsche Bank A.G., 7.50%, 4/30/25 (2)	25,300	21,695

HSBC Holdings PLC, 6.38%, 3/30/25 (2)	38,675	36,548

Royal Bank of Scotland Group PLC, 7.50%, 8/10/20 (2)	33,950	31,574
		186,797

Food & Beverage – 0.6%

JBS Investments GmbH, 7.25%, 4/3/24 (1)	36,875	33,464

Metals & Mining – 0.2%

Vedanta Resources PLC, 9.50%, 7/18/18 (1)	11,925	9,720

Paper & Packaging – 1.2%

Cascades, Inc., 5.50%, 7/15/22 (1)	29,920	28,779
5.75%, 7/15/23 (1)	4,500	4,247

Coveris Holdings S.A., 7.88%, 11/1/19 (1)	30,770	27,539
		60,565

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 18.1% – continued

Property & Casualty Insurance – 0.6%

XLIT Ltd., 6.50%, 4/15/17 (2)	$46,771	$32,389

Technology – 0.6%

Sixsigma Networks Mexico S.A. de C.V., 8.25%, 11/7/21 (1)	30,625	28,864

Transportation & Logistics – 0.8%

Eletson Holdings, Inc., 9.63%, 1/15/22 (1)	32,815	25,596

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.13%, 11/15/21 (1)	17,033	11,284

Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 7.25%, 5/1/22 (1)	9,266	5,977

		42,857

Trucking & Leasing – 0.8%

Aircastle Ltd., 5.00%, 4/1/23	8,725	8,769

Fly Leasing Ltd., 6.75%, 12/15/20	32,361	31,754
		40,523

Wireless Telecommunications Services – 1.8%

Digicel Group Ltd., 8.25%, 9/30/20 (1)	40,305	34,561

Millicom International Cellular S.A., 6.00%, 3/15/25 (1)	31,425	29,147

Wind Acquisition Finance S.A., 7.38%, 4/23/21 (1)	31,920	28,888
		92,596

Wireline Telecommunications Services – 1.2%

B Communications Ltd., 7.38%, 2/15/21 (1)	29,919	32,387

Columbus International, Inc., 7.38%, 3/30/21 (1)	25,596	27,260
		59,647
Total Foreign Issuer Bonds
(Cost $997,418)		928,150

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 2.8% (6)

Aerospace & Defense – 0.2%

TransDigm, Inc., Tranche C Term Loan, 3.75%, 2/28/20	$9,949	$9,812

Consumer Products – 0.2%

Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.50%, 12/1/18	10,000	9,989

Department Stores – 0.3%

J.C. Penney Corp., Inc., Loan, 5/22/18 (7)	17,854	17,854

Health Care Facilities & Services – 0.2%

Jaguar Holding Co. I, Initial Term Loan, 8/18/22 (7)	8,928	8,838

Machinery – 0.4%

Manitowoc Foodservice, Inc., Term B Loan, 5.75%, 3/3/23	20,000	20,033

Retail – 0.2%

Neiman Marcus Group (The), Inc., Other Term Loan, 4.25%, 10/25/20	9,949	9,092

Retail – Discretionary – 0.5%

Petco Animal Supplies, Inc., Tranche B-1 Term Loan, 5.75%, 1/26/23	25,000	24,910

Software & Services – 0.4%

Infor US, Inc., Tranche B-5 Term Loan, 3.75%, 6/3/20	9,948	9,636

Sophia L.P., Closing Date Term Loan, 4.75%, 9/30/22	9,950	9,766
		19,402

Telecom – 0.4%

Windstream Services, LLC, Tranche B-6 Term Loan, 3/29/21 (7)	22,845	22,624
Total Term Loans
(Cost $143,116)		142,554

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.6%

Banks – 0.6%

GMAC Capital Trust I, 6.40%	1,331,138	$32,626

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.6% – continued

Banks – 0.6% – continued
Total Preferred Stocks
(Cost $33,469)		32,626

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.2%

Northern Institutional Funds - Diversified Assets Portfolio, 0.24% (8)(9)	265,421,561	$265,422
Total Investment Companies
(Cost $265,422)		265,422

Total Investments – 99.5%
(Cost $5,254,747)		5,098,304

Other Assets less Liabilities – 0.5%		26,122
NET ASSETS – 100.0%		$5,124,426

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the perpetual call date.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(4)	Restricted security that has been deemed illiquid. At March 31, 2016, the value of this restricted illiquid security amounted to $4,000,000 or 0.1% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	$8,000

(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(7)	Position is unsettled. Contract rate was not determined at March 31, 2016 and does not take effect until settlement date.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2016

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
BBB	3.6%
BB	35.7
B	42.6
CCC	11.7
Not Rated	1.2
Cash Equivalent	5.2

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–	$3,729,552	$–	$3,729,552
Foreign Issuer Bonds (1)	–	928,150	–	928,150
Term Loans (1)	–	142,554	–	142,554
Preferred Stocks (1)	32,626	–	–	32,626
Investment Companies	265,422	–	–	265,422
Total Investments	$298,048	$4,800,256	$–	$5,098,304

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT BOND FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 29.3%

Automobile – 5.7%

CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	$6,000	$6,028

Honda Auto Receivables Owner Trust, Series 2015-4, Class A3, 1.23%, 9/23/19	4,920	4,923

Honda Auto Receivables Owner Trust, Series 2016-1, Class A3, 1.22%, 12/18/19	5,285	5,281

Hyundai Auto Receivables Trust, Series 2015-C, Class A3, 1.46%, 2/18/20	1,750	1,757

Hyundai Auto Receivables Trust, Series 2016-A, Class A3, 1.56%, 9/15/20	1,500	1,505

Nissan Auto Receivables Owner Trust, Series 2015-C, Class A3, 1.37%, 5/15/20	5,285	5,299

Nissan Auto Receivables Owner Trust, Series 2016-A, Class A3, 1.34%, 10/15/20	1,060	1,061

Toyota Auto Receivables Owner Trust, Series 2016-A, Class A3, 1.25%, 3/16/20	5,500	5,502

World Omni Auto Receivables Trust, Series 2015-B, Class A3, 1.49%, 12/15/20	560	561
		31,917

Commercial Mortgage-Backed Securities – 11.4%

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A4, 5.74%, 9/11/42 (1)	3,798	3,974

COMM Mortgage Trust, Series 2014-CR16, Class A2, 3.04%, 4/10/47	2,230	2,314

COMM Mortgage Trust, Series 2014-LC15, Class A2, 2.84%, 4/10/47	4,650	4,794

Commercial Mortgage Trust, Series 2013-CR6, Class A2, 2.12%, 3/10/46	3,070	3,092

Commercial Mortgage Trust, Series 2013-CR9, Class A2, 3.06%, 7/10/45	136	139

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 29.3% – continued

Commercial Mortgage-Backed Securities – 11.4% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C14, Class A2, 3.02%, 8/15/46	$700	$722

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2, 3.07%, 12/15/46	660	679

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.05%, 4/15/47	5,655	5,859

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.08%, 4/15/41 (1)	5,032	5,320

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A2, 1.97%, 8/15/45	5,116	5,140

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2, 1.86%, 2/15/46	5,885	5,904

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2, 1.97%, 5/15/46	5,539	5,600

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.92%, 2/15/47	700	727

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class A2, 2.85%, 6/15/47	980	1,018

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2, 3.12%, 8/15/47	1,672	1,741

Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	5,525	5,757

Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.27%, 1/11/43 (1)	3,353	3,556

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2, 1.85%, 8/10/49	6,170	6,179

WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A2, 3.04%, 5/15/47	1,080	1,120
		63,635

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 29.3% – continued

Credit Card – 10.6%

BA Credit Card Trust, Series 2015-A2, Class A, 1.36%, 9/15/20	$6,220	$6,241

Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A5, 1.48%, 7/15/20	1,880	1,890

Capital One Multi-Asset Execution Trust, Series 2015-A7, Class A7, 1.45%, 8/16/21	6,000	6,015

Chase Issuance Trust, Series 2014-A7, Class A7, 1.38%, 11/15/19	965	968

Chase Issuance Trust, Series 2015-A2, Class A2, 1.59%, 2/18/20	5,940	5,985

Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	5,675	5,731

Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39%, 4/15/20	6,020	6,044

Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.45%, 3/15/21	6,085	6,099

Discover Card Execution Note Trust, Series 2016-A1, Class A1, 1.64%, 7/15/21	5,725	5,768

Synchrony Credit Card Master Note Trust, Series 2014-1, Class A, 1.61%, 11/15/20	2,985	2,994

Synchrony Credit Card Master Note Trust, Series 2015-2, Class A, 1.60%, 4/15/21	6,900	6,910

Synchrony Credit Card Master Note Trust, Series 2016-1, Class A, 2.04%, 3/15/22	4,970	5,012
		59,657

Utilities – 1.6%

CNH Equipment Trust, Series 2016-A, Class A3, 1.48%, 4/15/21	5,000	4,993

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 29.3% – continued

Utilities – 1.6% – continued

John Deere Owner Trust, Series 2016-A, Class A3, 1.36%, 4/15/20	$4,100	$4,097
		9,090
Total Asset-Backed Securities
(Cost $164,390)		164,299

CORPORATE BONDS – 35.6%

Aerospace & Defense – 0.6%

Boeing Capital Corp., 2.90%, 8/15/18	605	630

Lockheed Martin Corp., 1.85%, 11/23/18	1,100	1,113

TransDigm, Inc., 6.00%, 7/15/22	750	747

United Technologies Corp., 1.78%, 5/4/18 (2)	630	631
		3,121

Auto Parts Manufacturing – 0.8%

American Axle & Manufacturing, Inc., 6.25%, 3/15/21	1,300	1,342

Goodyear Tire & Rubber (The) Co., 7.00%, 5/15/22	2,490	2,671

Johnson Controls, Inc., 1.40%, 11/2/17	695	694
		4,707

Automobiles Manufacturing – 3.7%

American Honda Finance Corp., 1.01%, 5/26/16 (1)(3)	430	430
1.20%, 7/14/17	775	776
1.70%, 2/22/19	725	731

Daimler Finance North America LLC, 1.60%, 8/3/17 (3)	410	410
1.65%, 3/2/18 (3)	1,215	1,217

Ford Motor Credit Co. LLC, 1.68%, 9/8/17	2,340	2,330
2.55%, 10/5/18	3,325	3,337
2.94%, 1/8/19	3,200	3,249

General Motors Financial Co., Inc., 3.00%, 9/25/17	1,100	1,110

Hyundai Capital America, 2.40%, 10/30/18 (3)	1,525	1,535

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Automobiles Manufacturing – 3.7% – continued

Nissan Motor Acceptance Corp., 2.00%, 3/8/19 (3)	$2,165	$2,182

Toyota Motor Credit Corp., 2.00%, 10/24/18	1,100	1,120
1.70%, 2/19/19	1,055	1,065

Volkswagen Group of America Finance LLC, 1.60%, 11/20/17 (3)	1,040	1,029
		20,521

Banks – 3.4%

Bank of America N.A., 1.65%, 3/26/18	1,665	1,663
2.05%, 12/7/18	1,225	1,236

Branch Banking & Trust Co., 1.00%, 4/3/17	1,335	1,334

Capital One N.A., 1.65%, 2/5/18	2,310	2,293

Discover Bank, 2.60%, 11/13/18	1,670	1,674

HSBC USA, Inc., 1.30%, 6/23/17	1,800	1,799
2.00%, 8/7/18	1,735	1,740

JPMorgan Chase Bank N.A., 6.00%, 10/1/17	350	372

PNC Bank N.A., 1.50%, 2/23/18	1,375	1,377
1.80%, 11/5/18	2,115	2,126
1.95%, 3/4/19	800	808

Wells Fargo Bank N.A., 1.36%, 1/22/18 (1)	1,335	1,339
1.65%, 1/22/18	1,510	1,521
		19,282

Biotechnology – 0.5%

Amgen, Inc., 1.25%, 5/22/17	1,120	1,122

Celgene Corp., 2.13%, 8/15/18	935	946

Gilead Sciences, Inc., 3.05%, 12/1/16	50	51
1.85%, 9/4/18	940	956
		3,075

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Cable & Satellite – 0.6%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21	$500	$518

Comcast Corp., 6.30%, 11/15/17	1,275	1,378
5.70%, 5/15/18	1,265	1,383
		3,279

Chemicals – 0.3%

Eastman Chemical Co., 2.40%, 6/1/17	1,268	1,279

Tronox Finance LLC, 7.50%, 3/15/22 (3)	775	581
		1,860

Commercial Finance – 0.5%

Air Lease Corp., 5.63%, 4/1/17	1,180	1,212

CIT Group, Inc., 3.88%, 2/19/19	505	504

International Lease Finance Corp., 2.58%, 6/15/16 (1)	1,000	1,001
		2,717

Communications Equipment – 0.3%

Cisco Systems, Inc., 1.10%, 3/3/17	535	536
3.15%, 3/14/17	125	128
1.40%, 2/28/18	810	817
		1,481

Consumer Finance – 1.3%

Ally Financial, Inc., 3.25%, 2/13/18	2,345	2,322

American Express Co., 4.90%, 3/15/20 (4)	2,580	2,316

American Express Credit Corp., 1.88%, 11/5/18	1,385	1,393

Synchrony Financial, 1.88%, 8/15/17	1,000	997
		7,028

Consumer Products – 0.1%

Kimberly-Clark Corp., 1.40%, 2/15/19	600	605

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Consumer Services – 0.4%

APX Group, Inc., 6.38%, 12/1/19	$625	$627

Service Corp. International, 5.38%, 1/15/22	550	575

United Rentals North America, Inc., 7.63%, 4/15/22	495	527
6.13%, 6/15/23	395	408
		2,137

Containers & Packaging – 0.4%

Graphic Packaging International, Inc., 4.75%, 4/15/21	500	519

Plastipak Holdings, Inc., 6.50%, 10/1/21 (3)	650	634

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 5.75%, 10/15/20	750	770
8.25%, 2/15/21	500	512
		2,435

Department Stores – 0.1%

Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	295	304

Diversified Banks – 3.5%

Bank of America Corp., 3.88%, 3/22/17	545	557
2.00%, 1/11/18	1,765	1,772

Citigroup, Inc., 1.80%, 2/5/18	2,165	2,163
1.70%, 4/27/18	1,880	1,873
2.05%, 12/7/18	1,145	1,150
5.80%, 11/15/19 (4)	3,515	3,362

JPMorgan Chase & Co., 2.00%, 8/15/17	2,310	2,333
1.70%, 3/1/18	1,260	1,265
7.90%, 4/30/18 (4)	1,370	1,370
5.30%, 5/1/20 (4)	875	877

Wells Fargo & Co., 1.40%, 9/8/17	1,565	1,568
7.98%, 3/15/18 (4)	1,370	1,418
		19,708

Electrical Equipment Manufacturing – 0.9%

Amphenol Corp., 1.55%, 9/15/17	1,110	1,108

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Electrical Equipment Manufacturing – 0.9% – continued

General Electric Co., 5.40%, 2/15/17	$1,160	$1,206
1.25%, 5/15/17	1,250	1,256
5.25%, 12/6/17	1,040	1,114

Roper Technologies, Inc., 1.85%, 11/15/17	560	561
		5,245

Entertainment Content – 0.4%

CBS Corp., 1.95%, 7/1/17	1,435	1,443

Walt Disney (The) Co., 1.65%, 1/8/19	555	564
		2,007

Exploration & Production – 0.1%

QEP Resources, Inc., 6.88%, 3/1/21	410	376

Financial Services – 2.4%

Charles Schwab (The) Corp., 1.50%, 3/10/18	1,435	1,444

Goldman Sachs Group (The), Inc., 5.63%, 1/15/17	2,355	2,429
6.25%, 9/1/17	655	697
2.90%, 7/19/18	1,070	1,095
5.38%, 5/10/20 (4)	1,195	1,156

Morgan Stanley, 5.95%, 12/28/17	3,600	3,852
2.00%, 2/1/19 (1)	1,220	1,232
2.45%, 2/1/19	805	817

Prospect Capital Corp., 5.00%, 7/15/19	750	679
		13,401

Food & Beverage – 1.1%

Anheuser-Busch InBev Finance, Inc., 1.13%, 1/27/17	80	80
1.90%, 2/1/19	1,110	1,126

Constellation Brands, Inc., 3.88%, 11/15/19	1,475	1,547

General Mills, Inc., 1.40%, 10/20/17	1,900	1,911

PepsiCo, Inc., 1.25%, 4/30/18	835	841

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Food & Beverage – 1.1% – continued

Smithfield Foods, Inc., 5.25%, 8/1/18 (3)	$675	$685
		6,190

Hardware – 0.0%

NetApp, Inc., 2.00%, 12/15/17	162	162

Health Care Facilities & Services – 0.6%

AmerisourceBergen Corp., 1.15%, 5/15/17	1,355	1,351

Cardinal Health, Inc., 1.90%, 6/15/17	410	412
2.40%, 11/15/19	575	584

McKesson Corp., 5.70%, 3/1/17	190	198
1.29%, 3/10/17	950	952
		3,497

Home & Office Products Manufacturing – 0.2%

Newell Rubbermaid, Inc., 2.15%, 10/15/18	1,405	1,405

Home Improvement – 0.7%

Stanley Black & Decker, Inc., 2.45%, 11/17/18	1,745	1,772

Whirlpool Corp., 1.35%, 3/1/17	680	680
1.65%, 11/1/17	1,230	1,232
		3,684

Homebuilders – 0.2%

Lennar Corp., 4.13%, 12/1/18	1,000	1,020

Industrial Other – 0.1%

SBA Tower Trust, 2.93%, 12/15/17 (3)	605	602

Integrated Oils – 1.2%

Chevron Corp., 1.34%, 11/9/17	1,225	1,232
1.35%, 11/15/17	820	825

ConocoPhillips Co., 1.50%, 5/15/18	940	926

Exxon Mobil Corp., 1.44%, 3/1/18	805	811

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Integrated Oils – 1.2% – continued
1.31%, 3/6/18	$2,130	$2,139
1.71%, 3/1/19	815	826
		6,759

Life Insurance – 0.2%

Lincoln National Corp., 6.05%, 4/20/67 (1)	300	195

New York Life Global Funding, 1.55%, 11/2/18 (3)	445	446

Principal Financial Group, Inc., 1.85%, 11/15/17	500	501
		1,142

Machinery Manufacturing – 0.6%

Caterpillar Financial Services Corp., 1.33%, 2/23/18 (1)	1,030	1,035
1.80%, 11/13/18	860	872

John Deere Capital Corp., 1.60%, 7/13/18	1,400	1,411
		3,318

Managed Care – 0.3%

UnitedHealth Group, Inc., 1.90%, 7/16/18	885	899
1.70%, 2/15/19	795	801
		1,700

Mass Merchants – 0.1%

Wal-Mart Stores, Inc., 1.13%, 4/11/18	692	697

Medical Equipment & Devices Manufacturing – 1.1%

Becton Dickinson and Co., 1.80%, 12/15/17	1,190	1,195

Danaher Corp., 1.65%, 9/15/18	555	563

Medtronic, Inc., 1.50%, 3/15/18	945	953

Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	985	984

Zimmer Biomet Holdings, Inc., 2.00%, 4/1/18	2,335	2,341
		6,036

Metals & Mining – 0.3%

Glencore Funding LLC, 2.13%, 4/16/18 (3)	545	509

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Metals & Mining – 0.3% – continued
1.98%, 1/15/19 (1)(3)	$1,065	$932
		1,441

Oil & Gas Services & Equipment – 0.3%

Cameron International Corp., 1.40%, 6/15/17	1,530	1,512

Pharmaceuticals – 0.8%

Bayer US Finance LLC, 1.50%, 10/6/17 (3)	550	553

Eli Lilly & Co., 1.25%, 3/1/18	990	998

Johnson & Johnson, 1.13%, 3/1/19	1,100	1,103

Merck & Co., Inc., 0.75%, 2/10/17 (1)	1,535	1,536

Mylan, Inc., 1.80%, 6/24/16	400	400
		4,590

Pipeline – 0.4%

Enterprise Products Operating LLC, 1.65%, 5/7/18	1,365	1,360

Regency Energy Partners L.P./Regency Energy Finance Corp., 5.88%, 3/1/22	760	738

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.88%, 10/1/20	357	354
		2,452

Property & Casualty Insurance – 0.1%

Berkshire Hathaway Finance Corp., 1.45%, 3/7/18	730	736

Publishing & Broadcasting – 0.3%

21st Century Fox America, Inc., 7.25%, 5/18/18	460	511

NBCUniversal Enterprise, Inc., 1.16%, 4/15/16 (1)(3)	1,225	1,225
		1,736

Real Estate – 0.7%

AvalonBay Communities, Inc., 5.75%, 9/15/16	800	816

Kimco Realty Corp., 5.70%, 5/1/17	699	728

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Real Estate – 0.7% – continued

Ventas Realty L.P., 1.55%, 9/26/16	$515	$516
1.25%, 4/17/17	1,395	1,389

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (3)	530	528
		3,977

Refining & Marketing – 0.1%

Phillips 66, 2.95%, 5/1/17	390	397

Western Refining, Inc., 6.25%, 4/1/21	225	200
		597

Restaurants – 0.1%

McDonald’s Corp., 2.10%, 12/7/18	785	801

Retail – Consumer Discretionary – 0.3%

Hertz (The) Corp., 7.50%, 10/15/18	600	609
5.88%, 10/15/20	250	253

Home Depot (The), Inc., 2.25%, 9/10/18	615	634
		1,496

Semiconductors – 0.1%

KLA-Tencor Corp., 2.38%, 11/1/17	510	512

Software & Services – 0.7%

International Business Machines Corp., 5.70%, 9/14/17	565	603
1.80%, 5/17/19	870	881

Microsoft Corp., 1.30%, 11/3/18	1,065	1,075

Oracle Corp., 0.83%, 7/7/17 (1)	365	366

Rackspace Hosting, Inc., 6.50%, 1/15/24 (3)	860	843
		3,768

Supermarkets & Pharmacies – 0.5%

CVS Health Corp., 1.90%, 7/20/18	1,395	1,415

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Supermarkets & Pharmacies – 0.5% – continued

Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	$1,120	$1,123
		2,538

Tobacco – 1.1%

Philip Morris International, Inc., 1.25%, 8/11/17	1,905	1,913
1.25%, 11/9/17	855	859

Reynolds American, Inc., 2.30%, 6/12/18	1,850	1,887

RJ Reynolds Tobacco Co., 3.50%, 8/4/16	1,370	1,378
		6,037

Transportation & Logistics – 0.6%

PACCAR Financial Corp., 1.10%, 6/6/17	1,050	1,052
1.75%, 8/14/18	1,090	1,096
1.65%, 2/25/19	1,320	1,325
		3,473

Utilities – 0.9%

CenterPoint Energy, Inc., 6.50%, 5/1/18	260	281

Exelon Corp., 1.55%, 6/9/17	1,515	1,513

IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,000	1,050

NextEra Energy Capital Holdings, Inc., 2.06%, 9/1/17	1,180	1,186

Southern (The) Co., 1.30%, 8/15/17	1,150	1,146
		5,176

Waste & Environment Services & Equipment – 0.1%

Clean Harbors, Inc., 5.25%, 8/1/20	725	743

Wireless Telecommunications Services – 1.0%

AT&T, Inc., 1.60%, 2/15/17	660	662

Sprint Communications, Inc., 7.00%, 8/15/20	1,000	795

Verizon Communications, Inc., 1.35%, 6/9/17	1,120	1,123

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Wireless Telecommunications Services – 1.0% – continued
1.10%, 11/1/17	$1,695	$1,691
3.65%, 9/14/18	1,055	1,110
		5,381

Wireline Telecommunications Services – 0.5%

CenturyLink, Inc., 4/1/24 (5)	270	271

Frontier Communications Corp., 8.25%, 4/15/17	500	530
8.88%, 9/15/20 (3)	740	769
6.25%, 9/15/21	1,500	1,386
		2,956
Total Corporate Bonds
(Cost $200,165)		199,423

FOREIGN ISSUER BONDS – 8.3%

Auto Parts Manufacturing – 0.2%

Schaeffler Holding Finance B.V. (100% Cash), 6.25%, 11/15/19 (3)(6)	1,000	1,046

Banks – 4.1%

ANZ New Zealand Int’l Ltd., 1.40%, 4/27/17 (3)	805	807

Australia & New Zealand Banking Group Ltd., 2.00%, 11/16/18	1,150	1,158

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.20%, 3/10/17 (3)	835	834

Credit Suisse A.G., 1.70%, 4/27/18	1,645	1,638

ING Bank N.V., 1.80%, 3/16/18 (3)	1,595	1,600
2.05%, 8/17/18 (3)	1,550	1,557

Lloyds Bank PLC, 1.75%, 3/16/18	2,120	2,118
2.00%, 8/17/18	1,825	1,830

Macquarie Bank Ltd., 1.60%, 10/27/17 (3)	2,750	2,740

Mizuho Bank Ltd., 1.80%, 3/26/18 (3)	2,610	2,613

National Bank of Canada, 2.10%, 12/14/18	1,425	1,435

Sumitomo Mitsui Banking Corp., 1.75%, 1/16/18	1,190	1,192
1.95%, 7/23/18	1,410	1,414

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Banks – 4.1% – continued

Toronto-Dominion Bank (The), 1.95%, 1/22/19	$810	$817

Westpac Banking Corp., 1.95%, 11/23/18	1,310	1,321
		23,074

Casinos & Gaming – 0.2%

International Game Technology PLC, 5.63%, 2/15/20 (3)	1,000	1,037

Commercial Finance – 0.2%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 2.75%, 5/15/17	1,090	1,084

Diversified Banks – 1.2%

Bank of Montreal, 1.80%, 7/31/18	875	879

HSBC Holdings PLC, 5.63%, 1/17/20 (4)	1,705	1,638

Nordea Bank AB, 1.88%, 9/17/18 (3)	1,455	1,460
5.50%, 9/23/19 (3)(4)	1,430	1,389

Royal Bank of Canada, 1.25%, 6/16/17	300	300

Royal Bank of Scotland Group PLC, 1.88%, 3/31/17	1,000	998
		6,664

Electrical Equipment Manufacturing – 0.1%

Tyco Electronics Group S.A., 6.55%, 10/1/17	660	705

Exploration & Production – 0.2%

CNOOC Finance 2013 Ltd., 1.13%, 5/9/16	1,125	1,125

Financial Services – 0.2%

Mitsubishi UFJ Trust & Banking Corp., 1.60%, 10/16/17 (3)	895	889

Food & Beverage – 0.4%

Pernod Ricard S.A., 2.95%, 1/15/17 (3)	756	764

Suntory Holdings Ltd., 1.65%, 9/29/17 (3)	1,495	1,497
		2,261

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Government Agencies – 0.3%

Korea Land & Housing Corp., 1.88%, 8/2/17 (3)	$1,790	$1,795

Integrated Oils – 0.3%

BP Capital Markets PLC, 2.25%, 11/1/16	340	343

Shell International Finance B.V., 1.25%, 11/10/17	1,230	1,231

Total Capital International S.A., 1.00%, 8/12/16	385	385
		1,959

Machinery Manufacturing – 0.1%

Pentair Finance S.A., 1.88%, 9/15/17	680	678

Metals & Mining – 0.1%

Rio Tinto Finance USA PLC, 1.63%, 8/21/17	635	631

Oil & Gas Services & Equipment – 0.0%

Noble Holding International Ltd., 2.50%, 3/15/17	250	237

Pharmaceuticals – 0.4%

Actavis Funding SCS, 2.35%, 3/12/18	1,385	1,401

Perrigo Co. PLC, 1.30%, 11/8/16	815	811
		2,212

Railroad – 0.0%

Canadian National Railway Co., 1.45%, 12/15/16	5	5

Tobacco – 0.1%

Imperial Brands Finance PLC, 2.05%, 7/20/18 (3)	380	381

Wireline Telecommunications Services – 0.2%

British Telecommunications PLC, 1.63%, 6/28/16	880	881
Total Foreign Issuer Bonds
(Cost $46,634)		46,664

U.S. GOVERNMENT AGENCIES – 2.0% (7)

Fannie Mae – 0.8%

Pool #555649, 7.50%, 10/1/32	33	38

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 2.0% (7) – continued

Fannie Mae – 0.8% – continued

Pool #893082, 2.66%, 9/1/36 (1)	$257	$271

Pool #AB3114, 5.00%, 6/1/41	824	920

Pool #AD0915, 5.50%, 12/1/38	78	89

Pool #AD7061, 5.50%, 6/1/40	153	173

Pool #AI3471, 5.00%, 6/1/41	265	295

Pool #AK0501, 3.00%, 1/1/27	829	871

Pool #AO0315, 3.00%, 4/1/27	1,106	1,162

Pool #AO4482, 3.00%, 5/1/27	832	873
		4,692

Freddie Mac – 0.1%

Pool #1B3617, 2.68%, 10/1/37 (1)	205	217

Pool #848076, 5.57%, 6/1/38 (1)	97	101
		318

Freddie Mac Gold – 0.1%

Pool #A92650, 5.50%, 6/1/40	333	370

Pool #G13387, 5.00%, 4/1/23	136	143
		513

Government National Mortgage Association – 0.9%

Series 2011-41, Class PA, 4.00%, 1/20/41	1,403	1,443

Series 2012-123, Class A, 1.04%, 7/16/46	2,395	2,315

Series 2013-12, Class KA, 1.50%, 12/16/43	265	263

Series 2013-17, Class AF, 1.21%, 11/16/43	1,105	1,086
		5,107

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 2.0% (7) – continued

Government National Mortgage Association II – 0.1%

Pool #83021, 3.00%, 1/20/42 (1)	$604	$626
Total U.S. Government Agencies
(Cost $11,268)		11,256

U.S. GOVERNMENT OBLIGATIONS – 20.5%

U.S. Treasury Inflation Indexed Notes – 1.0%
2.13%, 1/15/19	4,770	5,682

U.S. Treasury Notes – 19.5%
0.75%, 3/15/17	9,975	9,987
0.88%, 3/31/18	88,570	88,805
1.00%, 3/15/19	10,520	10,561
		109,353
Total U.S. Government Obligations
(Cost $114,624)		115,035

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds - Diversified Assets Portfolio, 0.24% (8)(9)	22,235,048	$22,235
Total Investment Companies
(Cost $22,235)		22,235

Total Investments – 99.7%
(Cost $559,316)		558,912

Other Assets less Liabilities – 0.3%		1,738
NET ASSETS – 100.0%		$560,650

(1)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(2)	Step coupon bond. Rate as of March 31, 2016 is disclosed.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the perpetual call date.
(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(6)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(7)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued	MARCH 31, 2016

(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	21.6%
U.S. Agency	1.0
AAA	28.9
AA	5.9
A	15.5
BBB	17.1
BB	4.6
B	1.2
CCC	0.2
Cash Equivalents	4.0

Total	100.0%
* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$164,299	$–	$164,299
Corporate Bonds (1)	–	199,423	–	199,423
Foreign Issuer Bonds (1)	–	46,664	–	46,664
U.S. Government Agencies (1)	–	11,256	–	11,256
U.S. Government Obligations (1)	–	115,035	–	115,035
Investment Companies	22,235	–	–	22,235
Total Investments	$22,235	$536,677	$–	$558,912

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 15.1% (1)

Fannie Mae – 6.6%

Pool #555649, 7.50%, 10/1/32	$65	$74

Pool #893082, 2.66%, 9/1/36 (2)	685	724

Pool TBA, 4/16/46 (3)	9,525	10,177
		10,975

Freddie Mac – 5.1%

Freddie Mac, 1.13%, 4/15/19	4,000	4,016

Pool #1J0365, 2.55%, 4/1/37 (2)	658	699

Pool #1J2840, 2.65%, 9/1/37 (2)	1,250	1,328

Pool #1Q0323, 3.16%, 5/1/37 (2)	2,296	2,393

Pool #410092, 2.41%, 11/1/24 (2)	8	8
		8,444

Government National Mortgage Association – 3.4%

Series 2012-123, Class A, 1.04%, 7/16/46	2,347	2,269

Series 2013-12, Class KA, 1.50%, 12/16/43	1,178	1,170

Series 2013-17, Class AF, 1.21%, 11/16/43	2,280	2,241
		5,680
Total U.S. Government Agencies
(Cost $24,946)		25,099

U.S. GOVERNMENT OBLIGATIONS – 79.9%

U.S. Treasury Notes – 79.9%
0.63%, 11/15/16	5,400	5,404
0.88%, 3/31/18	50,940	51,076
1.38%, 6/30/18	6,170	6,252
1.25%, 12/15/18	3,000	3,034
1.00%, 3/15/19	39,480	39,634
1.00%, 9/30/19	2,750	2,752
1.63%, 7/31/20	1,000	1,020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 79.9% – continued

U.S. Treasury Notes – 79.9% – continued
1.25%, 3/31/21	$20,895	$20,914
1.63%, 2/15/26	2,900	2,858
		132,944
Total U.S. Government Obligations
(Cost $132,324)		132,944

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 9.2%

Northern Institutional Funds - U.S. Government Portfolio, 0.04% (4)(5)	15,306,138	$15,306
Total Investment Companies
(Cost $15,306)		15,306

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.7%

U.S. Treasury Bill, 0.40%, 9/15/16 (6)(7)	$1,150	$1,148
Total Short-Term Investments
(Cost $1,148)		1,148

Total Investments – 104.9%
(Cost $173,724)		174,497

Liabilities less Other Assets – (4.9)%		(8,135)
NET ASSETS – 100.0%		$166,362

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2016 is disclosed.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.
(7)	Discount rate at the time of purchase.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND continued	MARCH 31, 2016

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
5-Year U.S. Treasury Note	112	$13,570	Long	6/16	$10
10-Year U.S. Treasury Note	(28)	3,651	Short	6/16	5

Total					$15

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	80.1%
U.S. Agency	11.1
Cash Equivalents	8.8

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$–	$25,099	$–	$25,099
U.S. Government Obligations (1)	–	132,944	–	132,944
Investment Companies	15,306	–	–	15,306
Short-Term Investments	–	1,148	–	1,148
Total Investments	$15,306	$159,191	$–	$174,497

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$15	$–	$–	$15

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 13.8%

Automobiles Manufacturing – 2.2%

Ford Motor Credit Co. LLC, 1.68%, 9/8/17	$4,000	$3,984
2.55%, 10/5/18	2,000	2,007
1.46%, 3/12/19 (1)	24,750	24,142

General Motors Financial Co., Inc., 2.68%, 1/15/19 (1)	32,000	31,838

Hyundai Capital America, 2.40%, 10/30/18 (2)	12,500	12,583
		74,554

Banks – 2.6%

Bank of America N.A., 1.65%, 3/26/18	17,400	17,379

Capital One N.A., 1.50%, 9/5/17	8,300	8,265
1.65%, 2/5/18	10,000	9,928
2.35%, 8/17/18	5,500	5,528

Citizens Bank N.A., 1.60%, 12/4/17	16,000	15,914

HSBC USA, Inc., 1.70%, 3/5/18	10,000	9,976
1.51%, 9/24/18 (1)	8,000	7,962

Manufacturers & Traders Trust Co., 1.40%, 7/25/17	14,000	13,970
		88,922

Commercial Finance – 0.2%

GATX Corp., 1.25%, 3/4/17	7,000	6,951

Communications Equipment – 0.5%

Apple, Inc., 1.70%, 2/22/19	15,800	16,036

Consumer Finance – 0.3%

Synchrony Financial, 1.85%, 2/3/20 (1)	9,000	8,700

Diversified Banks – 2.0%

Bank of America Corp., 1.69%, 3/22/18 (1)	2,000	2,004
1.66%, 1/15/19 (1)	5,000	4,975
1.50%, 4/1/19 (1)	5,000	4,952

Citigroup, Inc., 1.30%, 11/15/16	6,100	6,108
1.80%, 2/5/18	5,000	4,995
1.39%, 4/8/19 (1)	18,000	17,732

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 13.8% – continued

Diversified Banks – 2.0% – continued

JPMorgan Chase & Co., 1.46%, 3/22/19 (1)	$17,000	$17,006
1.57%, 1/23/20 (1)	10,000	10,002
		67,774

Electrical Equipment Manufacturing – 0.1%

Amphenol Corp., 1.55%, 9/15/17	3,250	3,244

Financial Services – 0.9%

Goldman Sachs Group (The), Inc., 1.72%, 11/15/18 (1)	9,000	8,999

Morgan Stanley, 1.90%, 4/25/18 (1)	4,000	4,024
1.47%, 1/24/19 (1)	8,000	7,942
2.45%, 2/1/19	5,500	5,582

MUFG Americas Holdings Corp., 1.63%, 2/9/18	5,000	4,983
		31,530

Food & Beverage – 0.5%

Anheuser-Busch InBev Finance, Inc., 1.90%, 2/1/19	10,850	11,005

PepsiCo, Inc., 1.50%, 2/22/19	5,000	5,059
		16,064

Health Care Facilities & Services – 0.1%

Express Scripts Holding Co., 1.25%, 6/2/17	5,000	4,990

Managed Care – 0.3%

UnitedHealth Group, Inc., 1.90%, 7/16/18	10,000	10,156

Medical Equipment & Devices Manufacturing – 0.5%

Becton Dickinson and Co., 1.80%, 12/15/17	5,000	5,021

Zimmer Biomet Holdings, Inc., 1.45%, 4/1/17	12,750	12,746
		17,767

Metals & Mining – 0.1%

Glencore Funding LLC, 1.70%, 5/27/16 (2)	3,000	2,989

Oil & Gas Services & Equipment – 0.7%

Cameron International Corp., 1.15%, 12/15/16	3,000	2,999

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 13.8% – continued

Oil & Gas Services & Equipment – 0.7% – continued

Schlumberger Holdings Corp., 2.35%, 12/21/18 (2)	$20,000	$20,131
		23,130

Pharmaceuticals – 0.6%

AbbVie, Inc., 1.80%, 5/14/18	18,000	18,121

Mylan, Inc., 1.35%, 11/29/16	3,000	2,979
		21,100

Property & Casualty Insurance – 0.3%

Berkshire Hathaway Finance Corp., 1.70%, 3/15/19	10,200	10,342

Real Estate – 0.4%

Vereit Operating Partnership L.P., 2.00%, 2/6/17	10,000	9,900

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (2)	5,000	4,981
		14,881

Retail – Consumer Discretionary – 0.1%

AutoZone, Inc., 1.30%, 1/13/17	5,000	5,016

Supermarkets & Pharmacies – 0.5%

CVS Health Corp., 1.90%, 7/20/18	10,000	10,146

Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	5,000	5,011
		15,157

Tobacco – 0.2%

Reynolds American, Inc., 2.30%, 6/12/18	5,000	5,100

Utilities – 0.3%

Dominion Resources, Inc., 1.25%, 3/15/17	9,000	8,998

Wireless Telecommunications Services – 0.4%

Verizon Communications, Inc., 2.38%, 9/14/18 (1)	11,623	11,907
Total Corporate Bonds
(Cost $465,623)		465,308

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.7%

Automobiles Manufacturing – 0.1%

Hyundai Capital Services, Inc., 1.44%, 3/18/17 (1)(2)	$4,000	$4,000

Banks – 5.9%

Abbey National Treasury Services PLC, 1.38%, 3/13/17	18,000	18,019
1.65%, 9/29/17	25,000	25,014

BPCE S.A., 1.87%, 4/25/16 (1)	10,000	10,007
1.63%, 2/10/17	3,000	3,001

Commonwealth Bank of Australia, 1.63%, 3/12/18	35,000	35,128

Deutsche Bank A.G., 1.88%, 2/13/18	10,000	9,936

Lloyds Bank PLC, 2.05%, 1/22/19	16,000	16,003

Macquarie Bank Ltd., 2.00%, 8/15/16 (2)	13,000	13,046
1.65%, 3/24/17 (2)	5,000	5,011

Sumitomo Mitsui Banking Corp., 1.95%, 7/23/18	15,000	15,045

Toronto-Dominion Bank (The), 1.95%, 1/22/19	32,000	32,283

Westpac Banking Corp., 1.95%, 11/23/18	18,000	18,153
		200,646

Diversified Banks – 2.3%

BNP Paribas S.A., 1.25%, 12/12/16	25,000	25,047

Credit Agricole S.A., 1.78%, 4/15/16 (1)(2)	19,500	19,508

Societe Generale S.A., 1.71%, 10/1/18 (1)	24,000	24,045

Sumitomo Mitsui Financial Group, Inc., 2.32%, 3/9/21 (1)	10,000	10,092
		78,692

Exploration & Production – 0.3%

Sinopec Group Overseas Development 2014 Ltd., 1.54%, 4/10/19 (1)(2)	10,000	9,947

Financial Services – 1.0%

Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (2)	8,500	8,497

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.7% – continued

Financial Services – 1.0% – continued

UBS Group Funding Jersey Ltd., 2.07%, 9/24/20 (1)(2)	$25,000	$24,877
		33,374

Food & Beverage – 0.6%

Suntory Holdings Ltd., 1.65%, 9/29/17 (2)	20,000	20,028

Integrated Oils – 0.7%

Petrobras Global Finance B.V., 2.24%, 5/20/16 (1)	18,000	17,937
3.25%, 3/17/17	4,350	4,269
		22,206

Pharmaceuticals – 0.9%

Actavis Funding SCS, 1.30%, 6/15/17	10,000	9,965
2.35%, 3/12/18	9,500	9,612

Mylan N.V., 3.00%, 12/15/18 (2)	10,000	10,137
		29,714

Pipeline – 0.9%

TransCanada PipeLines Ltd., 1.63%, 11/9/17	30,000	30,053
Total Foreign Issuer Bonds
(Cost $427,683)		428,660

U.S. GOVERNMENT OBLIGATIONS – 0.6%

U.S. Treasury Notes – 0.6%
0.88%, 3/31/18	19,000	19,051
Total U.S. Government Obligations
(Cost $19,002)		19,051

MUNICIPAL BONDS – 70.4%

Alabama – 0.3%

Alabama State G.O. Unlimited Bonds, Series B, 5.00%, 11/1/18	5,045	5,587

Alabama State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/16	3,000	3,047
		8,634

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Alaska – 0.4%

Anchorage General Purpose G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/18	$12,085	$13,287

Arizona – 0.2%

Maricopa County High School District No. 210 Phoenix G.O. Limited Refunding Bonds, 3.00%, 7/1/16	1,850	1,862

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/1/16	4,000	4,120
		5,982

California – 5.3%

Bay Area Toll Bridge Authority Variable Revenue Bonds, Series A, 1.00%, 4/3/17 (3)	37,840	37,926

California State Department of Water System Resources Center Valley Project Variable Revenue Bonds, Series AT, 0.70%, 12/1/17 (3)	9,000	8,963

California State Earthquake Authority Taxable Revenue Bonds, 1.82%, 7/1/17	2,500	2,524

California State Floating G.O. Unlimited Refunding Bonds, Series A, 0.85%, 5/1/18 (3)	9,000	8,965

California State G.O. Unlimited Bonds, 5.00%, 8/1/18	9,510	10,436

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/16	1,000	1,015
5.00%, 3/1/18	12,125	13,107
5.00%, 8/1/18	16,100	17,668

California State Health Facilities Financing Authority Revenue Refunding Bonds, Lucile Packard Stanford Hospital, 5.00%, 8/15/17	2,000	2,118

California State Index Floating Rate G.O. Unlimited Bonds, Series D, 1.01%, 12/1/17 (3)	5,000	5,005

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, The J. Paul Getty Trust, 0.68%, 4/2/18 (3)	21,000	21,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

California – 5.3% – continued

California State Municipal Finance Authority Multifamily Housing Revenue Bonds, Series A, Stevenson House Apartments, 0.85%, 11/1/17	$3,000	$2,998

California State Public Works Board Lease Revenue Bonds, Series H, 5.00%, 12/1/17	7,280	7,796

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 4/1/17	4,000	4,176

Los Angeles Community College District G.O. Unlimited Bonds, Series G, 3.00%, 8/1/17	4,000	4,127

Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding Bonds, Proposition A First Tier Senior, 5.00%, 7/1/18	6,280	6,892

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 0.87%, 7/1/18 (1)(2)(4)	7,000	6,999

Oakland G.O. Unlimited Refunding Bonds, Series A, 4.00%, 1/15/17	2,550	2,620

Sacramento County Water Financing Authority Revenue Bonds, Series A, Water Agency Zones 40 & 41 (NATL Insured), 5.00%, 6/1/17	1,000	1,050

San Jose Multifamily Housing Revenue Bonds, Casa Del Pueblo Apartments, 0.95%, 6/1/17 (3)	7,000	6,998

Santa Clara Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 7/1/17	1,725	1,819

University of California Revenue Refunding Bonds, Series I, 5.00%, 5/15/17	4,000	4,199
		178,401

Colorado – 1.2%

Colorado State Housing Finance Authority Corp. Multifamily Revenue Bonds, Traditions Englewood Project, 0.90%, 12/1/17	4,225	4,231

Denver City & County Airport System Revenue Bonds, Series D (AMT) (NATL Insured), 5.25%, 11/15/18	18,050	19,281

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Colorado – 1.2% – continued

Denver City & County G.O. Unlimited Refunding Bonds, Series A, Better Denver, 5.00%, 8/1/16	$15,000	$15,230
		38,742

Connecticut – 3.1%

Connecticut State G.O. Unlimited Bonds, 5.00%, 8/1/18	15,000	16,384

Connecticut State G.O. Unlimited Bonds, Series A, 3.00%, 3/15/17	5,435	5,556

Connecticut State G.O. Unlimited Bonds, Series A, GAAP Conversion, 4.00%, 10/15/16	2,640	2,689

Connecticut State G.O. Unlimited Bonds, Series A, SIFMA Index, 0.82%, 3/1/18 (1)	2,500	2,482

Connecticut State G.O. Unlimited Bonds, Series B, SIFMA Index, 0.89%, 3/1/19 (1)	1,500	1,492

Connecticut State G.O. Unlimited Bonds, Series D, SIFMA Index, 1.28%, 8/15/18 (1)	1,500	1,500

Connecticut State Health & Educational Facilities Authority Adjustable Revenue Bonds, Series U2, Yale University, 1.00%, 2/6/19 (3)	17,250	17,240

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Yale University, 0.80%, 7/26/17 (3)	11,900	11,905

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series X-2, Yale University, 0.90%, 2/1/18 (3)	33,000	33,051

Connecticut State Special Tax Obligation Revenue Bonds, Series A, 3.00%, 8/1/17	4,800	4,949

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Bonds, Series A, 4.00%, 9/1/17	2,000	2,094

Greenwich G.O. Unlimited Bonds, 5.00%, 1/15/19	4,200	4,693
		104,035

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Delaware – 0.1%

Delaware State G.O. Unlimited Bonds, Series B, 5.00%, 2/1/17	$1,540	$1,598

University of Delaware Variable Revenue Bonds, Series C, 0.70%, 5/2/16 (3)	2,000	2,001
		3,599

Florida – 5.8%

Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/1/18	2,500	2,735

Broward County Airport System Revenue Refunding Bonds, Series C (AMT), 5.00%, 10/1/17	4,125	4,373

Citizens Property Insurance Corp. High Account Senior Secured Revenue Bonds, Series A-1, 6.00%, 6/1/16	10,240	10,335
5.50%, 6/1/17	4,750	5,006

Citizens Property Insurance Corp. High Risk Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/16	8,750	8,817
5.25%, 6/1/17	4,450	4,679

Citizens Property Insurance Corp. Revenue Bonds, Series A1, 5.00%, 6/1/18	3,400	3,622

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/16	1,000	1,008
5.00%, 6/1/17	7,100	7,447
5.00%, 6/1/18	6,870	7,465

Citizens Property Insurance Corp. Senior Secured Variable Revenue Bonds, Series A-2, 1.25%, 6/1/18 (1)	14,000	13,947

Escambia County Solid Waste Disposal Revenue Bonds, Gulf Power Co. Project, 1.40%, 12/1/17 (3)	8,000	8,038

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series B, 5.00%, 1/1/18	25,000	26,857

Florida State Department of Environmental Protection Preservation Revenue Refunding Bonds, 5.00%, 7/1/17	6,200	6,537

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Florida – 5.8% – continued

Florida State Housing Finance Corp. Multifamily Mortgage Revenue Bonds, Towers of Jacksonville, 0.70%, 5/1/17	$4,500	$4,500

Florida State Housing Finance Corp. Revenue Bonds, Series A, Hilltop Landings Apartments, 0.75%, 3/1/17	3,000	2,999

Florida State Housing Finance Corp. Revenue Notes, Series E, Spring Manor Apartments, 0.70%, 11/1/16	3,600	3,601

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, Escrowed to Maturity, 5.00%, 7/1/16	20,050	20,275

Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation, 5.00%, 7/1/16	4,430	4,481

Florida State Turnpike Authority Revenue Refunding Bonds, Series A, Department of Transportation, 5.00%, 7/1/16	5,000	5,057
5.00%, 7/1/18	2,000	2,187

Greater Orlando Aviation Authority Airport Facilities Revenue Refunding Bonds, Series A (AMT) (AGM Insured), 5.00%, 10/1/16	3,145	3,215

Jacksonville Special Revenue Bonds, Series A-1, 5.00%, 10/1/17	2,000	2,128

Lakeland Energy System Revenue Refunding Bonds, 1.15%, 10/1/17 (1)	1,000	1,001

Miami-Dade County Aviation International Airport Revenue Bonds, Series D (AGM Insured), Prerefunded, 5.25%, 10/1/17 (5)	3,000	3,203

Miami-Dade County Aviation Revenue Bonds, Series C (AMT), Miami International Airport (AGM Insured), 5.25%, 10/1/18	7,975	8,492

Miami-Dade County Housing Finance Authority Multifamily Revenue Bonds, Golfside Villas Apartments Project, 0.55%, 5/1/16	5,500	5,501
0.85%, 4/1/17	2,000	2,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Florida – 5.8% – continued

Miami-Dade County IDA Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc. Project, 1.50%, 8/1/17 (3)	$2,500	$2,513

Palm Beach County Revenue Refunding Bonds, 5.00%, 11/1/16	2,320	2,380

Palm Beach County School Board Term Rate COPS, Series A, Prerefunded, 5.00%, 8/1/16 (6)	6,000	6,090

Pasco County School District Sales TRB, 3.00%, 10/1/16	1,350	1,366

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, 5.00%, 10/1/18	4,000	4,409
		196,264

Georgia – 3.0%

Atlanta Airport Revenue Refunding Bonds, Series C (AMT), 5.00%, 1/1/17	3,840	3,964

Burke County Development Authority Pollution Control Variable Revenue Bonds, Georgia Power Co. Plant Vogtle, 1.75%, 6/1/17 (3)	1,040	1,049

Burke County Development Authority Pollution Control Variable Revenue Refunding Bonds, Georgia Transmission Co. Plant, 1.30%, 5/3/18 (3)	9,000	9,028

Burke County Development Authority Revenue Bonds, Georgia Power Co. Plant Vogtle Project, 1.38%, 4/4/17 (3)	2,350	2,359

Burke County Development Authority Variable Revenue Bonds, Georgia Power Co. Plant Vogtle, 1.55%, 6/1/18 (3)	28,100	28,200

Columbia County School District G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 4/1/16	1,800	1,800

Georgia State G.O. Unlimited Bonds, Series C-1, 5.00%, 10/1/16	13,000	13,297

Georgia State G.O. Unlimited Bonds, Series H, 5.00%, 12/1/16	6,000	6,181

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Georgia – 3.0% – continued

Gwinnett County School District Sales Tax G.O. Unlimited Bonds, Series A, 4.50%, 10/1/17	$4,500	$4,762

Metropolitan Atlanta Rapid Transit Authority Sales Tax Variable Revenue Bonds, Series A, 0.70%, 7/1/17 (3)	22,500	22,502

Metropolitan Atlanta Rapid Transit Authority Sales Tax Variable Revenue Bonds, Series B, Second Indenture, 0.68%, 7/1/17 (3)	7,500	7,491
		100,633

Hawaii – 0.2%

Hawaii State Airports System Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/1/16	6,100	6,169

Hawaii State G.O. Unlimited Refunding Bonds, Series EK, 5.00%, 8/1/16	1,000	1,015
		7,184

Illinois – 0.6%

Illinois State Finance Authority Revenue Bonds, University of Chicago, Prerefunded, 5.00%, 7/1/17 (5)	15,000	15,805

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series A, 5.00%, 6/15/16	4,700	4,745
		20,550

Indiana – 1.3%

Indiana State Health Facility Financing Authority Revenue Bonds, Series A-3, Ascension Health Subordinate Credit Group, 4.00%, 8/1/17 (3)	5,000	5,209

Indiana State Health Facility Financing Authority Variable Revenue Bonds, Ascension Health Subordinate Credit, 1.15%, 12/1/17 (3)	2,000	2,003

Indiana State Transportation Finance Authority Revenue Refunding Bonds, Series B (NATL Insured), 5.50%, 12/1/18	5,000	5,601

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Indiana – 1.3% – continued

Whiting Environmental Facilities Variable Revenue Bonds (AMT), BP Products North America, 1.15%, 12/2/19 (3)	$30,000	$29,259
		42,072

Iowa – 0.0%

Davenport G.O. Unlimited Bonds, Series A, 5.00%, 6/1/17	1,465	1,539

Kansas – 1.0%

Kansas State Department of Transportation Highway Adjustable Revenue Refunding Bonds, Series B-5, Libor Index, 0.61%, 9/1/18 (1)	7,000	6,950
0.69%, 9/1/19 (1)	6,565	6,505

Kansas State Department of Transportation Highway Convertible Revenue Bonds, Series B-1, Prerefunded, 5.00%, 9/1/18 (5)	15,000	16,494

Kansas State Development Finance Authority Revolving Funds Revenue Bonds, Series K, Department of Health, 5.00%, 3/1/18	1,900	2,055
		32,004

Kentucky – 0.5%

Danville City Water & Sewer Revenue BANS, 2.00%, 8/1/16	2,000	2,003

Harrison County Healthcare Revenue BANS, Harrison Memorial Hospital, 1.50%, 5/1/17	5,000	5,002

Kentucky State Economic Development Finance Authority Revenue Bonds, Catholic Health Initiatives, 1.20%, 2/1/20 (3)	10,000	9,872
		16,877

Louisiana – 1.4%

Ernest N Morial-New Orleans Exhibit Hall Authority Special Tax Refunding Bonds, 4.00%, 7/15/17	1,000	1,040

Louisiana State Citizens Property Insurance Corp. Revenue Refunding Bonds, 5.00%, 6/1/17	4,150	4,349

Louisiana State Gas & Fuels Tax Revenue Refunding Bonds, Series A, Second Lien, Libor Index, 0.77%, 5/1/18 (3)	19,000	18,947

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Louisiana – 1.4% – continued

Louisiana State Gas & Fuels Tax Revenue Refunding Bonds, Series B-2, Second Lien, Libor Index, 0.85%, 5/1/18 (3)	$21,500	$21,422

Shreveport Water & Sewer Improvement G.O. Unlimited Bonds, 4.00%, 9/1/17	1,000	1,045
		46,803

Maine – 0.1%

Maine State Turnpike Authority Revenue Bonds (AMBAC Insured), Prerefunded, 5.25%, 7/1/17 (5)	2,000	2,114

Maryland – 5.1%

Anne Arundel County G.O. Limited Refunding Bonds, 10/1/17 (7)	12,000	12,761
10/1/18 (7)	6,500	7,164

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 2/1/17	5,500	5,704
5.00%, 8/1/17	5,425	5,741

Baltimore County G.O. Unlimited Bonds, 5.00%, 2/1/19	3,000	3,350

Baltimore County Metropolitan District 78th Issue G.O. Unlimited Bonds, 5.00%, 2/1/18	1,500	1,618

Baltimore Wastewater Projects Subordinate Revenue Bonds, Series C, 3.00%, 7/1/17	760	781

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series B, 5.00%, 3/15/17	6,300	6,567

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.00%, 2/15/17	2,000	2,077
5.50%, 6/1/17	6,200	6,554

Maryland State G.O. Unlimited Bonds, First Series B, 5.00%, 3/15/17	1,000	1,042

Maryland State G.O. Unlimited Bonds, Second Series A, Local Facilities Loan, 5.00%, 8/1/18	2,300	2,526

Maryland State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/18	25,300	27,369

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Maryland – 5.1% – continued

Maryland State G.O. Unlimited Refunding Bonds, First Series B, 4.50%, 8/1/17	$5,000	$5,258

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series C, Johns Hopkins Health System, 1.12%, 11/15/17 (3)	9,995	9,993

Maryland State Health & Higher Educational Facilities Authority Variable Revenue Bonds, Johns Hopkins Health System, 0.87%, 5/15/18 (3)	10,300	10,262
0.89%, 5/15/18 (3)	19,625	19,561

Montgomery County G.O. Unlimited Bonds, Series B, 5.00%, 12/1/17	5,000	5,360
5.00%, 12/1/18	14,000	15,553

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/1/16	7,625	7,827

Montgomery County Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 11/1/16	10,000	10,265

University System of Maryland Auxiliary Facility & Tuition Revenue Refunding Bonds, Series B, 4.00%, 4/1/16	3,500	3,500
		170,833

Massachusetts – 2.3%

Massachusetts State Development Finance Agency Variable Revenue Bonds, Series M, Partners Healthcare, 0.95%, 1/30/18 (3)	24,725	24,656

Massachusetts State Development Finance Agency Variable Revenue Bonds, Series U-1, Boston University, 0.98%, 3/30/17 (3)	8,000	7,990

Massachusetts State Development Finance Agency Variable Revenue Bonds, Series U-6E, Boston University, 0.95%, 9/30/16 (3)	5,100	5,102

Massachusetts State Federal Highway Revenue GANS, Series A, Accelerated, 4.00%, 6/15/16	1,000	1,007

Massachusetts State G.O. Limited Bonds, Series A, 5.00%, 12/1/16	6,000	6,180

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Massachusetts – 2.3% – continued

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series A, Harvard University, 5.00%, 11/15/17	$2,000	$2,142

Massachusetts State Health & Educational Facilities Authority Variable Revenue Bonds, Series A, University of Massachusetts, 1.15%, 4/1/19 (3)	10,500	10,500

Massachusetts State Housing Finance Agency Multifamily Conduit Variable Revenue Bonds, Wood Ridge, 1.05%, 6/1/17 (3)	3,200	3,203

Massachusetts State Housing Finance Agency Revenue Bonds, Series A, Construction Loan Notes, 0.65%, 12/1/16	950	950

Massachusetts State Housing Finance Agency Revenue Bonds, Series E, Construction Loan Notes, 0.95%, 6/1/16	1,445	1,446

Massachusetts State Transportation Fund Revenue Bonds, Series A, Rail Enhancement Program, 5.00%, 6/1/17	10,635	11,180

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries A, MWRA Program, 6.00%, 8/1/18	1,000	1,120

Springfield G.O. Limited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/18	3,000	3,280
		78,756

Michigan – 0.4%

Grand Rapids Water Supply System Revenue Refunding Bonds, 5.00%, 1/1/18	2,000	2,146

Michigan State Hospital Finance Authority Revenue Bonds, Ascension Health Credit Group, 0.95%, 2/1/18 (3)	6,000	6,003

Michigan State Strategic Fund Exempt Facilities Adjustable Revenue Bonds (AMT), Waste Management, Inc. Project, 1.50%, 8/1/17 (3)	2,500	2,503

Romeo Community School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 2.00%, 5/1/17	2,115	2,144

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Michigan – 0.4% – continued

Warren Downtown Development G.O. Limited Tax Refunding Bonds, 2.00%, 10/1/16	$1,000	$1,007
2.00%, 10/1/17	900	914
		14,717

Minnesota – 1.8%

Edina G.O. Unlimited Refunding Bonds, Series B, 3.00%, 2/1/17	3,690	3,765

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series A (School District Credit Program), 4.00%, 2/1/18	1,840	1,950

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series B, Alternative Facility (School District Credit Program), 4.00%, 2/1/18	1,830	1,940

Minnesota State G.O. Unlimited Bonds, Prerefunded, 5.00%, 11/1/16 (5)	7,000	7,182

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, Unrefunded Balance, 5.00%, 8/1/17	16,000	16,927

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F, 4.00%, 8/1/17	1,900	1,985

Moorhead Independent School District No. 152 Building G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 4/1/16	2,000	2,000

Osseo Independent School District No. 279 G.O. Unlimited Refunding Bonds, Series C, School Building (School District Credit Program), 5.00%, 2/1/17	2,850	2,954

Pipestone County Medical Center Revenue BANS, 0.85%, 5/1/17	1,100	1,101

Saint Paul Housing and Redevelopment Authority Multifamily Revenue Bonds, Cambric Apartments Project, 0.85%, 6/1/17	7,000	7,001

University of Minnesota Revenue Bonds, Series B, 4.00%, 1/1/17	1,600	1,640

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Minnesota – 1.8% – continued

University of Minnesota State Supported Stadium Debt Revenue Refunding Bonds, 5.00%, 8/1/17	$2,695	$2,849

Wayzata Independent School District No. 284 G.O. Unlimited Refunding Bonds (School District Credit Program), 5.00%, 2/1/17	7,620	7,897
		59,191

Mississippi – 0.1%

Mississippi State Business Finance Corp. Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, 1.13%, 9/1/17 (3)	2,250	2,253

Missouri – 0.1%

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 4.00%, 5/1/18	1,775	1,895

Missouri Joint Municipal Electric Utility Commission Power Project Revenue Refunding Bonds, 5.00%, 1/1/17	2,000	2,065
		3,960

Municipal States Pooled Securities – 0.9%

BB&T Municipal Trust Certificates Revenue Bonds, Class C (Rabobank Nederland LOC), 1.10%, 11/15/17 (1)(2)(4)	17,074	16,945

Nuveen Dividend Advantage Municipal Fund 3 Tax-Exempt Preferreds (AMT), Important Institutional Municipal Fund, 1.15%, 10/1/17 (1)(2)(4)	15,000	15,001
		31,946

Nevada – 3.8%

Clark County Airport Revenue Bonds, Series B (AMT), Junior Subordinate Lien, 5.00%, 7/1/17	14,700	15,436

Clark County Airport System Revenue Refunding Bonds, Series A-1 (AMT), Subordinate Lien, 5.00%, 7/1/16	3,000	3,032
5.00%, 7/1/17	10,000	10,494

Clark County G.O. Limited Refunding Bank Bonds, Series A, 5.00%, 11/1/17	19,000	20,276

Clark County G.O. Limited Refunding Bonds, Series A, 5.00%, 7/1/17	14,400	15,177

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Nevada – 3.8% – continued

Clark County School District Building G.O. Limited Refunding Bonds, Series C, 4.00%, 6/15/17	$2,675	$2,781

Clark County School District G.O. Limited Bonds, Series D, 5.00%, 6/15/18	4,000	4,362

Clark County School District G.O. Limited Refunding Bonds, Series A, 5.00%, 6/15/17	52,500	55,218

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series A, Water Improvement, 6/1/18 (7)	1,000	1,047
		127,823

New Jersey – 0.9%

Morris County Improvement Authority Revenue Refunding Bonds, Gtd. Loan (County Gtd.), 3.00%, 5/1/18	2,250	2,355

New Jersey State Building Authority Revenue Refunding Bonds, Series A, 5.00%, 6/15/16	6,000	6,052

New Jersey State EDA Variable Revenue Refunding Bonds, School Facilities Construction, 1.13%, 2/1/17 (1)	6,485	6,437

New Jersey State Educational Facilities Authority Revenue Bonds, Series D, Princeton University, 5.00%, 7/1/17	2,000	2,110

New Jersey State Housing & Mortgage Finance Agency Multifamily Conduit Revenue Bonds, Series E, Broadway Townhouses Project, 0.60%, 12/1/16	2,000	1,997

New Jersey State Housing & Mortgage Finance Agency Multifamily Conduit Revenue Bonds, Series U, Oakwood Towers Project, 0.80%, 5/1/17 (3)	6,700	6,685

New Jersey State Transit Corp. Revenue Bonds, Series A, GANS, 5.00%, 9/15/16	5,000	5,087
		30,723

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

New Mexico – 1.2%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 7/1/17	$2,200	$2,319

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B, Subordinate Lien, 3.00%, 7/1/16	1,110	1,117
5.00%, 7/1/17	1,200	1,264

Las Cruces State Shared Gross Receipts Tax Revenue Refunding Bonds, 4.00%, 6/1/16	2,110	2,122

Las Cruces State Shared Gross Receipts TRB, 4.00%, 6/1/17	2,165	2,247

New Mexico State Capital Projects G.O. Unlimited Bonds, 5.00%, 3/1/18	11,000	11,900

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Presbyterian Healthcare Services, 5.00%, 8/1/17	1,385	1,462

New Mexico State Municipal Energy Acquisition Authority Gas Supply Variable Revenue Bonds, Subseries B, 1.04%, 8/1/19 (3)	16,450	16,271
		38,702

New York – 8.0%

Brookhaven G.O. Limited Bonds, Series A, 3.00%, 2/1/17	6,565	6,702

Eaton Vance New York Municipal Income Trust Tax Exempt Preferreds (AMT), 1.90%, 9/1/19 (2)(3)(4)	11,000	10,996

Long Island Power Authority Electric System Variable Revenue Refunding Bonds, Series C, 1.18%, 11/1/18 (3)	13,100	13,043

Metropolitan Transportation Authority Dedicated Tax Fund Floating Revenue Refunding Bonds, Subseries B-3C, 0.85%, 11/1/19 (3)	5,300	5,235

Metropolitan Transportation Authority Dedicated Tax Fund Variable Revenue Refunding Bonds, Series 2008A-2A, 0.78%, 6/1/17 (3)	4,935	4,897

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

New York – 8.0% – continued

Metropolitan Transportation Authority Revenue Bonds, Series A, 5.00%, 11/15/18	$1,630	$1,805

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries G-4, 1.13%, 11/1/17 (3)	8,045	8,052

Metropolitan Transportation Authority Variable Revenue Refunding Bonds, Subseries D2 (AGM Insured), 0.90%, 5/15/18 (3)	9,425	9,376

New York City Housing Development Corp. Multifamily Housing Revenue Bonds, Series D-1-B, 1.35%, 5/1/18	7,000	7,025

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Prerefunded, Escrowed to Maturity, 5.00%, 11/1/16	1,635	1,677

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Unrefunded Balance, 5.00%, 11/1/16	1,365	1,401

New York G.O. Unlimited Bonds, Series E, 5.00%, 8/1/16	1,220	1,239
5.00%, 8/1/17	2,685	2,840

New York G.O. Unlimited Bonds, Series I, 5.00%, 8/1/17	3,025	3,199

New York G.O. Unlimited Refunding Bonds, Series B, 4.00%, 8/1/16	7,000	7,083

New York G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/17	8,500	8,990

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, NYU Hospital Center, Prerefunded, 5.00%, 7/1/17 (5)	4,000	4,218

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, St. Johns University (NATL Insured), Prerefunded, 5.25%, 7/1/17 (5)	10,420	11,016

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Bonds, Series A, 5.00%, 2/15/17	3,400	3,532

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

New York – 8.0% – continued

New York State Dormitory Authority Personal Income Taxable Revenue Refunding Bonds, Series E, 2.00%, 3/15/18	$1,500	$1,537

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/17	22,500	23,456

New York State Dormitory Authority Sales TRB, Series 2015B-A, 5.00%, 3/15/17	10,000	10,425

New York State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 4/15/17	10,000	10,466

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series F (SonyMA/GNMA/ FNMA/FHLMC Insured), 1.20%, 11/1/18	6,550	6,560

New York State Transportation Development Corp. Special Facility Revenue Refunding Bonds (AMT), Terminal One Group Association, 5.00%, 1/1/17	5,000	5,156
5.00%, 1/1/18	9,565	10,218

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 9/15/17	26,280	27,947
5.00%, 9/15/18	17,240	19,005

New York State Urban Development Corp. Personal Income TRB, Economic Improvement, Series A, 5.00%, 3/15/17	5,000	5,212

New York State Urban Development Corp. Personal Income TRB, University & College Improvement, Series A, 5.00%, 3/15/17	4,000	4,169

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, Service Contract, 5.25%, 1/1/17	6,730	6,965

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 1.02%, 10/1/17 (1)(2)(4)	15,000	15,001

Port Authority of New York & New Jersey Consolidated 146th Revenue Bonds (AMT) (AGM Insured), 5.00%, 12/1/17	5,000	5,157

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

New York – 8.0% – continued

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 186 (AMT), 4.00%, 10/15/16	$3,800	$3,870

Triborough Bridge & Tunnel Authority General Variable Revenue Refunding Bonds, Subseries B-4, 0.81%, 1/3/17 (3)	3,500	3,500
		270,970

North Carolina – 0.3%

Mecklenburg County G.O. Unlimited Bonds, Series A, 5.00%, 4/1/17	3,000	3,133

North Carolina State Limited Obligation Revenue Refunding Bonds, Series B, 5.00%, 11/1/16	2,255	2,314

Wake County Public Improvement G.O. Unlimited Bonds, 5.00%, 9/1/17	5,670	6,020
		11,467

North Dakota – 0.0%

Fargo G.O. Unlimited Refunding & Improvement Bonds, Series F, 5.00%, 5/1/17	1,065	1,116

Ohio – 4.4%

Allen County Hospital Facilities Revenue Bonds, Series B, Adjustable Mercy Health, 1.15%, 5/1/20 (3)	50,000	49,528

Columbus G.O. Limited Bonds, Series B, 2.00%, 7/1/17	2,290	2,330

Crawford County Hospital Facilities Revenue Refunding Bonds, Avita Health System, 1.43%, 11/1/17	23,500	23,495

Eaton Vance Ohio Municipal Income Trust Tax Exempt Preferreds (AMT), 1.90%, 9/1/19 (2)(3)(4)	11,400	11,396

Lancaster Port Authority Gas Variable Revenue Refunding Bonds, 1.01%, 8/1/19 (3)	21,500	21,486

Northeast Ohio Regional Sewer District Revenue Refunding Bonds, 5.00%, 11/15/17	3,000	3,208

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/15/18	3,000	3,305

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Ohio – 4.4% – continued

Ohio State G.O. Unlimited Bonds, Series B, 2.00%, 9/1/17	$2,660	$2,710
4.00%, 9/1/18	2,390	2,572

Ohio State G.O. Unlimited Bonds, Series C, 2.00%, 11/1/17	5,170	5,275

Ohio State Higher Educational Facility Commission Revenue Bonds, Series A-2, Cleveland Clinic Health System Obligation, 0.87%, 1/1/18 (1)	2,000	1,991

Ohio State Infrastructure Improvement G.O. Unlimited Bonds, Series B, 3.00%, 9/1/17	5,200	5,370

Ohio State Water Development Authority Solid Waste Revenue Bonds (AMT), Waste Management, 1.70%, 11/1/18 (3)	11,215	11,255

University of Cincinnati Receipts Revenue Bonds, Series A, Floating Rate Notes, 0.74%, 6/1/18 (1)	5,500	5,488
		149,409

Oklahoma – 0.1%

Oklahoma City G.O. Unlimited Refunding Bonds, 2.00%, 3/1/17	2,000	2,027

Tulsa G.O. Unlimited Bonds, 2.00%, 3/1/17	2,930	2,968
		4,995

Oregon – 0.2%

Gilliam County Solid Waste Management Disposal Variable Revenue Bonds, Series A (AMT), 2.50%, 5/1/17 (3)	5,000	5,099

Portland Sewer System Revenue Refunding Bonds, Series B, Second Lien, 5.00%, 6/1/17	2,000	2,101
		7,200

Pennsylvania – 2.5%

Chester County IDA Student Housing Revenue Refunding BANS, University Student Housing Project, 0.65%, 2/1/17	6,700	6,699

Lehigh County IDA Revenue Refunding Bonds, Series A, PPL Electric Utilities Corp., 0.90%, 9/1/17 (3)	8,000	7,996

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Pennsylvania – 2.5% – continued

North Penn Water Authority Variable Revenue Refunding Bonds, 0.70%, 11/1/19 (1)	$1,000	$989
0.79%, 11/1/19 (3)	4,080	4,046

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series A, UPMC, 4.00%, 2/1/17	1,430	1,471

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Series A, Waste Management, Inc. Project, 1.50%, 5/1/18 (3)	2,000	2,008

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Waste Management Project, 1.55%, 12/3/18 (3)	1,000	1,003

Pennsylvania State G.O. Unlimited Bonds, First Series, 5.00%, 3/15/17	27,200	28,278

Pennsylvania State G.O. Unlimited Bonds, Second Series, 5.00%, 10/15/16	4,000	4,097

Pennsylvania State HFA SFM Revenue Bonds, Series 114A (AMT), 1.55%, 10/1/16	1,910	1,916

Pennsylvania State Higher Educational Facilities Authority Revenue Refunding Bonds, University of Pennsylvania Health System, 5.00%, 8/15/17	3,500	3,701

Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series A-2, 1.10%, 12/1/19 (1)	2,500	2,478

Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series B-1, 1.00%, 12/1/18 (1)	12,000	11,911

Philadelphia G.O. Unlimited Bonds, Series A, 5.00%, 7/15/16	1,000	1,013

Philadelphia Water & Wastewater Revenue Refunding Bonds, Series A, 5.00%, 6/15/16	1,500	1,514

University Area Joint Authority Sewer Variable Revenue Refunding Bonds, 0.80%, 11/1/17 (3)	5,400	5,390
		84,510

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Rhode Island – 0.1%

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 4.00%, 8/1/17	$2,475	$2,582

South Carolina – 0.4%

Horry County School District G.O. Unlimited Refunding Bonds, Series B (SCSDE Insured), 5.00%, 3/1/18	3,560	3,847

Lexington County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (SCSDE Insured), 5.00%, 2/1/17	2,840	2,943

Richland County School District No. 2 G.O. Unlimited Refunding Bonds, Series C (SCSDE Insured), 5.00%, 2/1/17	8,000	8,293
		15,083

Tennessee – 0.8%

Knox County G.O. Unlimited Refunding Bonds, 5.00%, 4/1/17	3,000	3,133

Memphis Electric System Subordinate Revenue Refunding Bonds, 5.00%, 12/1/16	5,325	5,484

Rutherford County Health and Educational Facilities Housing Board Multifamily Revenue Bonds, Collateral Imperial Gardens Project, 0.95%, 7/1/17 (3)	2,000	2,000

Shelby County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 4/1/18	10,000	10,849

Tennessee State G.O. Unlimited Bonds, Series A, 4.00%, 8/1/17	3,000	3,135
5.00%, 8/1/18	2,325	2,554
		27,155

Texas – 9.5%

Beckville Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.00%, 2/15/17	980	1,000

Carrollton G.O. Limited Refunding & Improvement Bonds, 4.00%, 8/15/17	1,000	1,045

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Texas – 9.5% – continued

Corpus Christi Utility System Variable Revenue Bonds, Series B, Junior Lien, 2.00%, 7/15/17 (3)	$15,000	$15,124

Dallas G.O. Limited Bonds, 5.00%, 2/15/17	2,000	2,077

Dallas G.O. Limited Refunding Bonds, 5.00%, 2/15/17	8,000	8,307

Dallas Independent School District Variable Building Multi-Modal G.O. Unlimited Bonds, Series B-3 (PSF-Gtd.), 5.00%, 2/15/19 (3)	3,000	3,332

DeSoto Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.00%, 8/15/16	1,035	1,045

Fort Worth Water & Sewer Revenue Refunding & Improvement Bonds, Series A, 5.00%, 2/15/17	7,865	8,164

Georgetown Independent School District Variable G.O. Unlimited Refunding Bonds, 2.00%, 8/1/18 (3)	5,000	5,085

Grand Parkway Transportation Corp. System Toll Revenue BANS, Series A, 3.00%, 12/15/16	28,225	28,680

Harlandale Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 2.00%, 8/15/18 (3)	5,000	5,105

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Memorial Hermann Hospital, 0.98%, 12/1/19 (3)	1,950	1,930

Houston Combined Utility System Revenue Refunding Bonds, Series D, First Lien, 5.00%, 11/15/16	1,500	1,542

Houston G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/17	15,700	16,320
3/1/19 (7)	9,000	9,997

Houston Higher Education Finance Corp. Variable Revenue Refunding Bonds, Series B, Rice University, Prerefunded, 0.93%, 5/16/16 (6)	38,500	38,510

Houston Independent School District House G.O. Limited Tax Bonds, Series B (PSF-Gtd.), 0.95%, 6/1/17 (3)	5,900	5,910
1.70%, 6/1/18 (3)	5,500	5,571

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Texas – 9.5% – continued

Houston Independent School District Variable G.O. Limited Tax Refunding Bonds (PSF-Gtd.), 1.70%, 6/1/18 (3)	$12,500	$12,668

Houston Public Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/19	2,835	3,153

Houston Utility System Revenue Refunding Bonds, Series B, First Lien, 5.00%, 11/15/18	1,000	1,108

Katy Independent School District Variable G.O. Unlimited Refunding Bonds, Series C (PSF-Gtd.), 0.84%, 8/15/19 (3)	7,000	6,967

Lower Colorado River Authority Revenue Refunding Bonds, Series D, 5.00%, 5/15/17	2,220	2,324

Lubbock Waterworks G.O. Limited Bonds, Certificates of Obligation, 5.00%, 2/15/17	1,000	1,038

McAllen G.O. Limited Refunding Bonds, 4.00%, 2/15/17	1,360	1,399

North Texas Tollway Authority Variable Revenue Refunding Bonds, Series A, First Tier, 1.20%, 1/1/19 (3)	7,250	7,200

Nuveen Quality Income Municipal Fund Tax-Exempt Preferreds (AMT), Important Shares Institutional Municipal Fund, 1.30%, 11/1/18 (1)(2)(4)	18,000	18,011

San Antonio Electric & Gas Variable Revenue Refunding Bonds, Series B, Junior Lien, 1.75%, 12/1/18 (3)	12,000	12,143

San Antonio Water System Variable Revenue Refunding Bonds, Series B, Junior Lien, 0.80%, 11/1/17 (3)	21,500	21,384

San Antonio Water Variable Revenue Refunding Bonds, Junior Lien, 1.08%, 11/1/16 (3)	8,700	8,702

Texas State Transportation Commission State Highway Fund Floating Revenue Bonds, Series B, First Tier, 0.75%, 4/1/17 (3)	43,000	42,945

University of Texas Financing System Revenue Bonds, Series B, Prerefunded, 5.00%, 8/15/16 (5)	9,130	9,284

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Texas – 9.5% – continued

University of Texas Permanent University Fund Revenue Refunding Bonds, Series A, 2.00%, 7/1/16	$10,000	$10,041
5.00%, 7/1/18	2,000	2,190
		319,301

Utah – 0.1%

Utah State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/1/18	1,500	1,643

Vermont – 0.1%

Vermont State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/15/16	3,170	3,225

Virginia – 0.4%

Charles City & County EDA Solid Waste Disposal Revenue Bonds (AMT), Variable Waste Management, 1.60%, 5/1/17 (3)	3,350	3,362

Newport News G.O. Unlimited Refunding Bonds, 3.00%, 7/15/17	2,035	2,097
3.00%, 7/15/18	1,780	1,872

Norfolk Capital Improvement G.O. Unlimited Bonds, Series C, 5.00%, 4/1/16	1,405	1,405

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series A, 21st Century College, 5.00%, 2/1/17	4,725	4,898
		13,634

Washington – 1.9%

Central Puget Sound Regional Transportation Authority Revenue Refunding Bonds, Series P-1, 5.00%, 2/1/17	1,500	1,555

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Series S-2A, Green Bonds, 1.10%, 11/1/18 (3)	25,000	25,026

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 7/1/18	6,855	7,500

Grant County Public Utility District No. 2 Variable Revenue Bonds, Series K, 0.72%, 12/1/17 (3)	10,000	9,952

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 70.4% – continued

Washington – 1.9% – continued

King County G.O. Limited Refunding Bonds, Series E, 5.00%, 12/1/18	$4,000	$4,439

Washington State & Local Agency Personal Property COPS, Series A, 5.00%, 7/1/16	3,765	3,808

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/17	4,500	4,665

Washington State Refunding COPS, State & Local Agency Real & Person (State Intercept Program), 5.00%, 7/1/18	7,335	8,000
		64,945

West Virginia – 0.0%

West Virginia State Housing Finance Development Fund Revenue Bonds, Series A (AMT), 0.65%, 11/1/16	1,290	1,290

Wisconsin – 0.5%

Milwaukee County G.O. Unlimited Bonds, Series A, 2.00%, 12/1/16	2,620	2,646

Wisconsin State G.O. Unlimited Bonds, Series C, 5.00%, 5/1/18	8,505	9,253

Wisconsin State Health & Educational Facilities Authority Variable Revenue Bonds, Series B1, Aurora Health Care Services, 1.25%, 8/15/17 (3)	5,200	5,214
		17,113
Total Municipal Bonds
(Cost $2,374,436)		2,373,262

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.2%

Northern Institutional Funds - Tax Exempt Portfolio, 0.01% (8)(9)	6,297,379	$6,297
Total Investment Companies
(Cost $6,297)		6,297

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.3%

Bucks County IDA Solid Waste Revenue Bonds (AMT), Variable Waste Management, Inc. Project, 1.38%, 2/1/17 (3)	$3,150	$3,155

Grand Rapids Economic Development Corp. Adjustable Revenue Refunding Bonds, Series A, Amway Hotel Corp. (Bank of America N.A. LOC), 0.52%, 4/11/16 (3)	1,720	1,720

Houston Independent School District Variable G.O. Limited Tax Refunding Bonds (PSF-Gtd.), 0.88%, 6/1/16 (3)	17,100	17,115

Indiana State Health Facility Financing Authority Revenue Refunding Bonds, Ascension Health, Unrefunded Balance, 5.00%, 7/28/16 (3)	5,000	5,070

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A, Unrefunded Balance, 5.00%, 12/1/16	1,125	1,159

Louisa IDA PCR Refunding Bonds, Series C, Virginia Electric & Power Co., 0.70%, 12/1/16 (3)	4,350	4,351

Metropolitan Transportation Authority Revenue BANS, Series A-2C, 2.00%, 2/1/17	27,200	27,522

New York Adjustable G.O. Unlimited Bonds, Subseries J-8-R, Fiscal 2008 (Sumitomo Mitsui Banking LOC), 0.45%, 4/11/16 (3)	15,000	15,000

Ohio State Water Development Authority Solid Waste Disposal Variable Revenue Bonds, Waste Management Project, 2.25%, 7/1/16 (3)	1,500	1,507

Okeechobee County Solid Waste Disposal Management Landfill Variable Revenue Bonds, 2.25%, 7/1/16 (3)	1,250	1,256
Total Short-Term Investments
(Cost $77,826)		77,855

Total Investments – 100.0%
(Cost $3,370,867)		3,370,433

Liabilities less Other Assets – 0.0%		(273)
NET ASSETS – 100.0%		$3,370,160

(1)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the puttable date.
(4)	Restricted security that has been deemed illiquid. At March 31, 2016, the value of these restricted illiquid securities amounted to approximately $94,349,000 or 2.8% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
BB&T Municipal Trust Certificates Revenue Bonds, Class C (Rabobank Nederland LOC), 1.10%, 11/15/17	11/19/14	$17,074

Eaton Vance New York Municipal Income Trust Tax Exempt Preferreds (AMT), 1.90%, 9/1/19	2/24/16	11,000

Eaton Vance Ohio Municipal Income Trust Tax Exempt Preferreds (AMT), 1.90%, 9/1/19	2/24/16	11,400

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 1.02%, 10/1/17	3/27/14	15,000

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 0.87%, 7/1/18	12/17/14	7,000

Nuveen Dividend Advantage Municipal Fund 3 Tax-Exempt Preferreds (AMT), Important Institutional Municipal Fund, 1.15%, 10/1/17	3/27/14	15,000

Nuveen Quality Income Municipal Fund Tax-Exempt Preferreds (AMT), Important Shares Institutional Municipal Fund, 1.30%, 11/1/18	4/7/15	18,000

(5)	Maturity date represents the prerefunded date.
(6)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the prerefunded date.
(7)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	0.6%
AAA	15.1
AA	42.6
A	26.7
BBB	10.7
BB	0.3
B	0.6
A1 (Short Term)	1.3
Not Rated	2.0
Cash Equivalents	0.1

Total	100.0%

* Credit quality ratings are based on the available Moody’s, Standard & Poor’s, and/or Fitch ratings. When ratings from all three agencies are available, the median rating is used. When ratings are available from two of the agencies, the lower rating is used. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–	$465,308	$–	$465,308
Foreign Issuer Bonds (1)	–	428,660	–	428,660
U.S. Government Obligations (1)	–	19,051	–	19,051
Municipal Bonds (1)	–	2,373,262	–	2,373,262
Investment Companies	6,297	–	–	6,297
Short-Term Investments	–	77,855	–	77,855
Total Investments	$6,297	$3,364,136	$–	$3,370,433

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM – Assured Guarantee Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BANS – Bond Anticipation Notes

COPS – Certificates of Participation

EDA – Economic Development Authority

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

G.O. – General Obligation

GANS – Government Anticipation Notes

GNMA – Government National Mortgage Association

Gtd. – Guaranteed

HFA – Housing Finance Agency

IDA – Industrial Development Authority

LOC – Letter of Credit

NATL – National Public Finance Guarantee Corporation

PCR – Pollution Control Revenue

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2016

PSF – Permanent School Fund

Q-SBLF – Qualified School Bond Loan Fund

SCSDE – South Carolina State Department of Education

SIFMA – Securities Industry and Financial Markets Association

SFM – Single Family Mortgage

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 10.9%

Auto Floor Plan – 0.4%

Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.20%, 2/15/19	$2,000	$1,998

GE Dealer Floorplan Master Note Trust, Series 2014-1, Class A, 0.81%, 7/20/19 (1)	5,000	4,978
		6,976

Automobile – 3.9%

Ally Auto Receivables Trust, Series 2015-2, Class A2A, 0.98%, 3/15/18	4,500	4,499

Ally Auto Receivables Trust, Series 2015-SN1, Class A2A, 0.93%, 6/20/17	2,093	2,092

Ally Auto Receivables Trust, Series 2016-1, Class A2A, 1.20%, 8/15/18	4,000	4,002

AmeriCredit Automobile Receivables, Series 2016-1, Class A2B, 1.19%, 6/10/19 (1)	5,700	5,703

ARI Fleet Lease Trust, Series 2014-A, Class A2, 0.81%, 11/15/22 (2)	1,776	1,772

ARI Fleet Lease Trust, Series 2015-A, Class A2, 1.11%, 11/15/18 (2)	1,853	1,847

BMW Vehicle Lease Trust, Series 2015-2, Class A2A, 1.07%, 1/22/18	3,000	2,998

California Republic Auto Receivables Trust, Series 2016-1, Class A2, 1.50%, 12/17/18	3,000	3,002

CarMax Auto Owner Trust, Series 2014-3, Class A2, 0.55%, 8/15/17	377	377

CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	1,540	1,540

CarMax Auto Owner Trust, Series 2015-2, Class A2A, 0.82%, 6/15/18	702	702

Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 1.06%, 3/20/19 (2)	452	452

Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30%, 9/20/20 (2)	2,178	2,165

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 10.9% – continued

Automobile – 3.9% – continued

Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 1.83%, 9/20/21 (2)	$5,000	$4,995

GM Financial Automobile Leasing Trust, Series 2015-1, Class A2, 1.10%, 12/20/17	3,127	3,125

GM Financial Automobile Leasing Trust, Series 2015-2, Class A2B, 0.85%, 4/20/18 (1)	4,351	4,348

GM Financial Automobile Leasing Trust, Series 2015-3, Class A2A, 1.17%, 6/20/18	5,500	5,491

GM Financial Automobile Leasing Trust, Series 2016-1, Class A2A, 1.30%, 7/20/18	2,000	2,000

Santander Drive Auto Receivables Trust, Series 2015-2, Class A2A, 0.88%, 9/17/18	2,319	2,316

Santander Drive Auto Receivables Trust, Series 2015-4, Class A2A, 1.20%, 12/17/18	1,333	1,333

Santander Drive Auto Receivables Trust, Series 2015-5, Class A2A, 1.12%, 12/17/18	4,000	3,995

Volkswagen Auto Lease Trust, Series 2015-A, Class A2A, 0.87%, 6/20/17	854	852
		59,606

Credit Card – 5.2%

Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.96%, 9/16/19	3,500	3,502

Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A5, 1.48%, 7/15/20	5,500	5,530

Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5, 1.60%, 5/17/21	3,500	3,525

CARDS II Trust, Series 2015-2A, Class A, 0.96%, 7/15/20 (1)	2,500	2,492

Chase Issuance Trust, Series 2014-A1, Class A1, 1.15%, 1/15/19	2,000	2,003

Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3, 1.11%, 7/23/18	5,000	5,005

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 10.9% – continued

Credit Card – 5.2% – continued

Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	$10,000	$10,018

Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2, 1.02%, 2/22/19	5,000	5,001

Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.23%, 4/24/19	5,000	5,013

Discover Card Execution Note Trust, Series 2014-A3, Class A3, 1.22%, 10/15/19	3,000	3,006

Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.45%, 3/15/21	8,000	8,019

Discover Card Execution Note Trust, Series 2016-A1, Class A1, 1.64%, 7/15/21	10,000	10,075

First National Master Note Trust, Series 2013-2, Class A, 0.97%, 10/15/19 (1)	2,500	2,499

First National Master Note Trust, Series 2015-1, Class A, 1.21%, 9/15/20 (1)	2,000	2,001

Golden Credit Card Trust, Series 2016-1A, Class A, 1.04%, 1/15/20 (1)(2)	4,250	4,251

Master Credit Card Trust II, Series 2013-3A, Class A, 0.86%, 1/22/18 (1)(2)	3,000	2,996

Synchrony Credit Card Master Note Trust, Series 2015-2, Class A, 1.60%, 4/15/21	2,000	2,003

World Financial Network Credit Card Master Trust, Series 2013-B, Class A, 0.91%, 3/16/20	1,000	1,000

World Financial Network Credit Card Master Trust, Series 2015-A, Class A, 0.92%, 2/15/22 (1)	2,500	2,494
		80,433

Other – 0.8%

CNH Equipment Trust, Series 2015-A, Class A2, 0.84%, 6/15/18	971	970

Dell Equipment Finance Trust, Series 2015-1, Class A2, 1.01%, 7/24/17 (2)	2,386	2,383

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 10.9% – continued

Other – 0.8% – continued

John Deere Owner Trust, Series 2015-B, Class A2, 0.98%, 6/15/18	$3,500	$3,498

Kubota Credit Owner Trust, Series 2015-1A, Class A2, 0.94%, 12/15/17 (2)	1,515	1,513

MMAF Equipment Finance LLC, Series 2015-AA, Class A2, 0.96%, 9/18/17 (2)	932	931

Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17 (2)	2,625	2,622
		11,917

Whole Loan – 0.6%

Permanent Master Issuer PLC, Series 2015-1A, Class A1, 1.12%, 7/15/42 (1)(2)	4,000	3,987

Silverstone Master Issuer PLC, Series 2016-1A, Class 1A1, 1.26%, 1/21/70 (1)(2)	5,000	4,991
		8,978
Total Asset-Backed Securities
(Cost $167,825)		167,910

CORPORATE BONDS – 46.1%

Automobiles Manufacturing – 5.4%

American Honda Finance Corp., 1.50%, 9/11/17 (2)	700	702
1.70%, 2/22/19	4,000	4,033

Daimler Finance North America LLC, 1.05%, 3/2/18 (1)(2)	3,600	3,561
1.65%, 3/2/18 (2)	6,000	6,007
1.48%, 8/1/18 (1)(2)	5,000	4,983

Ford Motor Credit Co. LLC, 1.68%, 9/8/17	2,000	1,992
2.55%, 10/5/18	1,500	1,505
1.46%, 3/12/19 (1)	15,000	14,631

General Motors Financial Co., Inc., 2.68%, 1/15/19 (1)	18,000	17,909

Harley-Davidson Financial Services, Inc., 2.25%, 1/15/19 (2)	4,000	4,060

Hyundai Capital America, 1.88%, 8/9/16 (2)	5,000	5,009

Nissan Motor Acceptance Corp., 1.18%, 3/3/17 (1)(2)	10,000	10,004

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.1% – continued

Automobiles Manufacturing – 5.4% – continued

Toyota Motor Credit Corp., 1.25%, 10/5/17	$1,000	$1,002
1.00%, 3/12/20 (1)	3,000	2,953

Volkswagen Group of America Finance LLC, 0.99%, 5/23/17 (1)(2)	4,000	3,953
1.09%, 5/22/18 (1)(2)	1,000	974
		83,278

Banks – 2.9%

Bank of America N.A., 1.25%, 2/14/17	3,000	3,004
1.65%, 3/26/18	5,000	4,994

BB&T Corp., 1.49%, 6/15/18 (1)	2,000	1,999

Capital One N.A., 1.50%, 9/5/17	4,100	4,083
1.65%, 2/5/18	3,000	2,978
2.35%, 8/17/18	2,750	2,764

HSBC USA, Inc., 1.51%, 9/24/18 (1)	5,000	4,976
1.23%, 11/13/19 (1)	10,000	9,766

PNC Bank N.A., 1.13%, 1/27/17	1,200	1,201
1.50%, 2/23/18	3,750	3,754

US Bank N.A., 1.38%, 9/11/17	6,000	6,017
		45,536

Biotechnology – 0.8%

Amgen, Inc., 2.13%, 5/15/17	3,000	3,034
1.25%, 5/22/17	2,384	2,389
1.22%, 5/22/19 (1)	1,965	1,948

Celgene Corp., 2.13%, 8/15/18	2,500	2,528

Gilead Sciences, Inc., 1.85%, 9/4/18	2,950	3,002
		12,901

Chemicals – 0.3%

Monsanto Co., 1.15%, 6/30/17	5,000	4,990

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.1% – continued

Commercial Finance – 0.4%

GATX Corp., 1.25%, 3/4/17	$6,000	$5,958

Communications Equipment – 1.3%

Cisco Systems, Inc., 1.60%, 2/28/19	4,500	4,565
1.14%, 3/1/19 (1)	15,000	14,995
		19,560

Consumer Finance – 1.2%

American Express Credit Corp., 0.91%, 6/5/17 (1)	3,500	3,481
1.36%, 5/26/20 (1)	7,500	7,344

Capital One Bank USA N.A., 1.30%, 6/5/17	3,500	3,491

Synchrony Financial, 1.88%, 8/15/17	3,500	3,489
		17,805

Diversified Banks – 2.6%

Bank of America Corp., 1.69%, 3/22/18 (1)	6,000	6,011
1.66%, 1/15/19 (1)	3,000	2,985
1.50%, 4/1/19 (1)	5,000	4,952

Citigroup, Inc., 1.50%, 7/30/18 (1)	5,000	4,981
1.39%, 4/8/19 (1)	5,000	4,926

JPMorgan Chase & Co., 1.15%, 3/1/18 (1)	4,200	4,161
1.25%, 1/28/19 (1)	4,000	3,982
1.57%, 1/23/20 (1)	7,000	7,001

Wells Fargo & Co., 1.25%, 4/23/18 (1)	1,215	1,215
		40,214

Electrical Equipment Manufacturing – 1.4%

Amphenol Corp., 1.55%, 9/15/17	5,000	4,991

General Electric Co., 1.34%, 4/2/18 (1)	3,991	4,005
1.13%, 1/14/19 (1)	3,100	3,090
1.24%, 1/9/20 (1)	10,000	10,004
		22,090

Entertainment Content – 0.5%

Walt Disney (The) Co., 1.10%, 12/1/17	5,189	5,208

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.1% – continued

Entertainment Content – 0.5% – continued
1.65%, 1/8/19	$2,345	$2,386
		7,594

Financial Services – 3.0%

Bank of New York Mellon (The) Corp., 1.11%, 9/11/19 (1)	3,000	2,952
1.49%, 8/17/20 (1)	2,000	1,991

Goldman Sachs Group (The), Inc., 1.72%, 11/15/18 (1)	7,000	6,999
1.83%, 9/15/20 (1)	7,000	6,952

Morgan Stanley, 1.37%, 1/5/18 (1)	5,000	4,983
1.90%, 4/25/18 (1)	1,000	1,006
1.47%, 1/24/19 (1)	4,000	3,971
2.45%, 2/1/19	5,000	5,074
1.36%, 7/23/19 (1)	5,000	4,924

MUFG Americas Holdings Corp., 1.63%, 2/9/18	2,000	1,993

State Street Corp., 1.52%, 8/18/20 (1)	5,000	4,977
		45,822

Food & Beverage – 3.4%

Anheuser-Busch InBev Finance, Inc., 1.02%, 2/1/19 (1)	22,645	22,517

Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17	6,093	6,126

SABMiller Holdings, Inc., 2.45%, 1/15/17 (2)	8,100	8,174
1.31%, 8/1/18 (1)(2)	8,625	8,584

Wm Wrigley Jr. Co., 1.40%, 10/21/16 (2)	7,000	7,015
		52,416

Health Care Facilities & Services – 0.3%

Express Scripts Holding Co., 1.25%, 6/2/17	5,250	5,239

Home Improvement – 0.1%

Whirlpool Corp., 1.35%, 3/1/17	1,000	1,000

Integrated Oils – 2.2%

Chevron Corp., 1.37%, 3/2/18	3,000	3,011
1.79%, 11/16/18	10,000	10,121
1.03%, 11/15/19 (1)	8,500	8,307

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.1% – continued

Integrated Oils – 2.2% – continued

Exxon Mobil Corp., 0.92%, 3/15/17	$4,750	$4,757
1.71%, 3/1/19	7,500	7,599
		33,795

Machinery Manufacturing – 2.0%

Caterpillar Financial Services Corp., 1.00%, 3/3/17	2,365	2,368
1.25%, 8/18/17	4,300	4,313
1.70%, 6/16/18	4,600	4,637
1.80%, 11/13/18	5,750	5,828

John Deere Capital Corp., 1.20%, 10/10/17	7,000	7,000
1.35%, 1/16/18	1,500	1,504
1.30%, 3/12/18	535	536
1.60%, 7/13/18	1,000	1,008
1.95%, 1/8/19	3,000	3,043
		30,237

Managed Care – 0.5%

UnitedHealth Group, Inc., 1.90%, 7/16/18	7,000	7,109

Mass Merchants – 1.1%

Costco Wholesale Corp., 1.13%, 12/15/17	14,015	14,076

Wal-Mart Stores, Inc., 1.13%, 4/11/18	3,250	3,275
		17,351

Medical Equipment & Devices Manufacturing – 1.2%

Becton Dickinson and Co., 1.80%, 12/15/17	3,000	3,012

Medtronic, Inc., 1.50%, 3/15/18	1,835	1,851

Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	7,500	7,495

Zimmer Biomet Holdings, Inc., 1.45%, 4/1/17	6,250	6,248
		18,606

Metals & Mining – 0.6%

Glencore Funding LLC, 1.70%, 5/27/16 (2)	6,000	5,979
2.13%, 4/16/18 (2)	3,000	2,801
		8,780

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.1% – continued

Oil & Gas Services & Equipment – 2.7%

Cameron International Corp., 1.15%, 12/15/16	$3,000	$2,999
1.40%, 6/15/17	3,300	3,260

Halliburton Co., 1.00%, 8/1/16	20,250	20,247

Schlumberger Holdings Corp., 2.35%, 12/21/18 (2)	15,000	15,099
		41,605

Pharmaceuticals – 1.2%

AbbVie, Inc., 1.80%, 5/14/18	4,000	4,027

Eli Lilly & Co., 1.25%, 3/1/18	3,705	3,734

Mylan, Inc., 1.80%, 6/24/16	3,000	3,002
1.35%, 11/29/16	3,000	2,979

Pfizer, Inc., 1.10%, 5/15/17	5,000	5,017
		18,759

Pipeline – 0.2%

Enterprise Products Operating LLC, 1.65%, 5/7/18	3,000	2,989

Property & Casualty Insurance – 0.1%

Berkshire Hathaway Finance Corp., 1.60%, 5/15/17	1,005	1,013

Publishing & Broadcasting – 0.2%

NBCUniversal Enterprise, Inc., 1.31%, 4/15/18 (1)(2)	3,000	2,996

Real Estate – 2.6%

Kimco Realty Corp., 5.70%, 5/1/17	11,000	11,461

Simon Property Group L.P., 2.80%, 1/30/17	6,737	6,805
1.50%, 2/1/18 (2)	5,950	5,961

Ventas Realty L.P., 1.55%, 9/26/16	2,000	2,002
1.25%, 4/17/17	4,000	3,984

Vereit Operating Partnership L.P., 2.00%, 2/6/17	5,000	4,950

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.1% – continued

Real Estate – 2.6% – continued

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (2)	$5,000	$4,981
		40,144

Restaurants – 0.1%

Starbucks Corp., 0.88%, 12/5/16	2,000	2,002

Retail – Consumer Discretionary – 1.6%

Amazon.com, Inc., 1.20%, 11/29/17	3,975	3,982

AutoZone, Inc., 1.30%, 1/13/17	5,050	5,067

Lowe’s Cos., Inc., 1.63%, 4/15/17	2,500	2,519
1.06%, 9/10/19 (1)	12,850	12,828
		24,396

Semiconductors – 0.5%

Intel Corp., 1.35%, 12/15/17	6,880	6,936

KLA-Tencor Corp., 2.38%, 11/1/17	1,000	1,005
		7,941

Software & Services – 1.1%

Oracle Corp., 1.20%, 10/15/17	8,330	8,379
1.20%, 1/15/19 (1)	7,990	8,024
		16,403

Supermarkets & Pharmacies – 1.0%

CVS Health Corp., 1.20%, 12/5/16	6,000	6,011
1.90%, 7/20/18	4,000	4,058

Kroger (The) Co., 1.20%, 10/17/16	2,000	2,004
2.00%, 1/15/19	3,500	3,549
		15,622

Transportation & Logistics – 0.8%

PACCAR Financial Corp., 1.10%, 6/6/17	3,000	3,005
1.40%, 11/17/17	3,000	3,011
1.45%, 3/9/18	1,000	1,002

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.1% – continued

Transportation & Logistics – 0.8% – continued
1.40%, 5/18/18	$3,900	$3,905
1.75%, 8/14/18	2,000	2,011
		12,934

Utilities – 1.5%

Dominion Resources, Inc., 1.25%, 3/15/17	5,000	4,999

Exelon Corp., 1.55%, 6/9/17	4,000	3,994

Southern (The) Co., 1.30%, 8/15/17	9,500	9,465

WEC Energy Group, Inc., 1.65%, 6/15/18	2,500	2,501

Xcel Energy, Inc., 1.20%, 6/1/17	3,000	2,993
		23,952

Wireless Telecommunications Services – 1.3%

AT&T, Inc., 2.40%, 3/15/17	4,000	4,046

Verizon Communications, Inc., 2.16%, 9/15/16 (1)	2,000	2,011
2.38%, 9/14/18 (1)	14,345	14,696
		20,753
Total Corporate Bonds
(Cost $712,718)		711,790

FOREIGN ISSUER BONDS – 29.2%

Automobiles Manufacturing – 0.9%

Hyundai Capital Services, Inc., 1.44%, 3/18/17 (1)(2)	3,000	3,000

Volkswagen International Finance N.V., 1.13%, 11/18/16 (2)	11,600	11,550
		14,550

Banks – 11.1%

Abbey National Treasury Services PLC, 1.38%, 3/13/17	5,000	5,005

Australia & New Zealand Banking Group Ltd., 1.06%, 1/16/18 (1)(2)	4,000	3,972
1.50%, 1/16/18	4,000	4,006
1.18%, 5/15/18 (1)	3,500	3,482

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.20%, 3/10/17 (2)	4,000	3,993

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 29.2% – continued

Banks – 11.1% – continued

Banque Federative du Credit Mutuel S.A., 1.47%, 1/20/17 (1)(2)	$2,500	$2,507

Barclays Bank PLC, 1.20%, 2/17/17 (1)	2,200	2,198

BNZ International Funding Ltd., 1.90%, 2/26/18 (2)	3,500	3,507

BPCE S.A., 1.63%, 2/10/17	1,700	1,700
1.23%, 6/23/17 (1)	5,000	5,001

Commonwealth Bank of Australia, 1.13%, 3/13/17	5,500	5,499
1.63%, 3/12/18	12,000	12,044

HSBC Bank PLC, 1.26%, 5/15/18 (1)(2)	3,000	2,984

ING Bank N.V., 1.19%, 3/16/18 (1)(2)	4,500	4,480
2.05%, 8/17/18 (2)	5,000	5,024

Lloyds Bank PLC, 1.16%, 3/16/18 (1)	7,300	7,246
1.17%, 5/14/18 (1)	3,950	3,923
2.05%, 1/22/19	4,900	4,901

Macquarie Bank Ltd., 2.00%, 8/15/16 (2)	7,500	7,526
1.65%, 3/24/17 (2)	5,000	5,011
1.25%, 10/27/17 (1)(2)	5,500	5,478

Mizuho Bank Ltd., 1.80%, 3/26/18 (2)	3,000	3,004

National Australia Bank Ltd., 1.25%, 3/17/17 (2)	5,000	5,006
1.30%, 6/30/17 (2)	10,000	10,001
1.26%, 7/23/18 (1)(2)	1,400	1,395

Shinhan Bank, 1.27%, 4/8/17 (1)(2)	3,000	2,996

Sumitomo Mitsui Banking Corp., 0.94%, 7/11/17 (1)	2,600	2,585
1.95%, 7/23/18	5,000	5,015

Suncorp-Metway Ltd., 1.70%, 3/28/17 (2)	5,000	4,990

Svenska Handelsbanken, 1.27%, 1/11/19 (1)	6,100	6,085

Svenska Handelsbanken AB, 1.13%, 6/17/19 (1)	1,000	985

Toronto-Dominion Bank (The), 1.63%, 3/13/18	3,737	3,756

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 29.2% – continued

Banks – 11.1% – continued

UBS A.G., 1.26%, 8/14/19 (1)	$8,500	$8,428

Westpac Banking Corp., 1.20%, 5/19/17	8,000	7,992
1.55%, 5/25/18	5,000	5,000
1.36%, 7/30/18 (1)	5,000	4,991
		171,716

Diversified Banks – 3.2%

Bank of Montreal, 1.40%, 4/10/18	4,200	4,195

Bank of Nova Scotia (The), 1.30%, 7/21/17	6,000	6,008

BNP Paribas S.A., 1.25%, 12/12/16	10,000	10,019

Credit Agricole S.A., 1.42%, 4/15/19 (1)(2)	10,000	9,894
1.61%, 6/10/20 (1)(2)	4,000	3,949

Nordea Bank AB, 1.63%, 5/15/18 (2)	2,100	2,098

Societe Generale S.A., 1.71%, 10/1/18 (1)	3,000	3,006

Sumitomo Mitsui Financial Group, Inc., 2.32%, 3/9/21 (1)	10,000	10,092
		49,261

Electrical Equipment Manufacturing – 0.5%

Siemens Financieringsmaatschappij N.V., 1.45%, 5/25/18 (2)	7,000	7,023

Exploration & Production – 2.2%

CNOOC Finance 2013 Ltd., 1.13%, 5/9/16	6,000	5,998

CNPC General Capital Ltd., 1.45%, 4/16/16 (2)	1,000	1,000
1.52%, 5/14/17 (1)(2)	2,500	2,501

Petroleos Mexicanos, 2.64%, 7/18/18 (1)	5,000	4,875

Sinopec Group Overseas Development 2014 Ltd., 1.54%, 4/10/19 (1)(2)	20,000	19,895
		34,269

Financial Services – 0.9%

Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (2)	4,000	3,998

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 29.2% – continued

Financial Services – 0.9% – continued

UBS Group Funding Jersey Ltd., 2.07%, 9/24/20 (1)(2)	$10,000	$9,951
		13,949

Food & Beverage – 1.0%

Suntory Holdings Ltd., 1.65%, 9/29/17 (2)	15,000	15,021

Government Regional – 0.3%

Province of Ontario Canada, 1.63%, 1/18/19	4,000	4,024

Integrated Oils – 3.9%

BP Capital Markets PLC, 0.97%, 2/10/17 (1)	2,000	1,994
1.67%, 2/13/18	3,000	3,004
1.26%, 9/26/18 (1)	5,000	4,918

CNOOC Nexen Finance 2014 ULC, 1.63%, 4/30/17	1,000	998

Petrobras Global Finance B.V., 2.24%, 5/20/16 (1)	10,000	9,965
3.25%, 3/17/17	5,000	4,906

Shell International Finance B.V., 1.20%, 11/10/18 (1)	4,000	3,968
1.63%, 11/10/18	7,000	7,021
1.07%, 5/11/20 (1)	4,000	3,884

Sinopec Capital 2013 Ltd., 1.25%, 4/24/16 (2)	2,800	2,800

Statoil ASA, 0.91%, 5/15/18 (1)	6,000	5,924
1.08%, 11/8/18 (1)	6,000	5,928

Total Capital International S.A., 1.00%, 1/10/17	1,200	1,198
1.19%, 8/10/18 (1)	3,969	3,934
		60,442

Metals & Mining – 0.4%

Anglo American Capital PLC, 1.57%, 4/15/16 (1)(2)	3,000	2,989

Rio Tinto Finance USA PLC, 1.48%, 6/17/16 (1)	1,000	1,000
2.00%, 3/22/17	1,360	1,361
		5,350

Pharmaceuticals – 2.4%

Actavis Funding SCS, 1.30%, 6/15/17	9,000	8,968

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 29.2% – continued

Pharmaceuticals – 2.4% – continued
2.35%, 3/12/18	$5,000	$5,059

AstraZeneca PLC, 1.15%, 11/16/18 (1)	6,000	6,014
1.75%, 11/16/18	10,000	10,097

GlaxoSmithKline Capital PLC, 1.50%, 5/8/17	3,640	3,665

Sanofi, 1.25%, 4/10/18	3,277	3,294
		37,097

Pipeline – 1.1%

TransCanada PipeLines Ltd., 1.63%, 11/9/17	15,000	15,027
1.88%, 1/12/18	2,000	1,997
		17,024

Power Generation – 0.4%

Electricite de France S.A., 1.08%, 1/20/17 (1)(2)	6,000	5,986

Software & Services – 0.2%

Tencent Holdings Ltd., 2.00%, 5/2/17 (2)	3,000	3,015

Supranationals – 0.2%

Corp. Andina de Fomento, 1.50%, 8/8/17	3,000	3,004

Transportation & Logistics – 0.3%

Korea Expressway Corp., 1.63%, 4/28/17 (2)	5,000	5,008

Wireless Telecommunications Services – 0.2%

KT Corp., 1.75%, 4/22/17 (2)	3,000	3,001
Total Foreign Issuer Bonds
(Cost $450,454)		449,740

U.S. GOVERNMENT AGENCIES – 0.5% (3)

Fannie Mae – 0.3%
2.50%, 9/28/17	4,400	4,511

Federal Farm Credit Bank – 0.2%
1.55%, 9/18/17	3,000	3,032
Total U.S. Government Agencies
(Cost $7,538)		7,543

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 8.5%

U.S. Treasury Notes – 8.5%
0.88%, 11/15/17	$1,300	$1,303
1.00%, 12/15/17	7,000	7,031
0.88%, 1/15/18	5,000	5,013
0.75%, 1/31/18	5,000	5,002
1.00%, 2/15/18	13,500	13,564
0.75%, 2/28/18	10,000	10,003
0.75%, 3/31/18	10,000	9,999
0.63%, 4/30/18	10,000	9,970
1.00%, 8/15/18	40,000	40,186
1.00%, 9/15/18	20,000	20,095
1.25%, 12/15/18	4,000	4,045
0.75%, 2/15/19	5,000	4,985
		131,196
Total U.S. Government Obligations
(Cost $130,503)		131,196

MUNICIPAL BONDS – 1.0%

California – 0.1%

California State Earthquake Authority Taxable Revenue Bonds, 1.19%, 7/1/16	2,000	2,003

Colorado – 0.2%

Colorado State Housing & Finance Authority SFM Taxable Revenue Bonds, Series A, Class I, 0.50%, 5/1/16	2,855	2,855

Florida – 0.1%

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 1.30%, 7/1/16	2,000	2,004

Illinois – 0.5%

Regional Transportation Authority Taxable Revenue Bonds, Series A1, Working Cash Notes, 0.55%, 5/6/16	7,150	7,151

Texas – 0.1%

Harris County-Houston Sports Authority Taxable Revenue Refunding Bonds, Series B, 1.89%, 11/15/17	1,915	1,950
Total Municipal Bonds
(Cost $15,922)		15,963

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.5%

Northern Institutional Funds - Diversified Assets Portfolio, 0.24% (4)(5)	53,915,893	$53,916
Total Investment Companies
(Cost $53,916)		53,916

Total Investments – 99.7%
(Cost $1,538,876)		1,538,058

Other Assets less Liabilities – 0.3%		4,524
NET ASSETS – 100.0%		$1,542,582

(1)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	8.5%
U.S. Agency	0.5
AAA	11.9
AA	12.4
A	41.6
BBB	20.1
BB	0.5
B	1.0
Cash Equivalents	3.5

Total	100.0%

* Credit quality ratings are based on the available Moody’s, Standard & Poor’s, and/or Fitch ratings. When ratings from all three agencies are available, the median rating is used. When ratings are available from two of the agencies, the lower rating is used. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$167,910	$–	$167,910
Corporate Bonds (1)	–	711,790	–	711,790
Foreign Issuer Bonds (1)		449,740	–	449,740
U.S. Government Agencies (1)	–	7,543	–	7,543
U.S. Government Obligations (1)	–	131,196	–	131,196
Municipal Bonds (1)	–	15,963	–	15,963
Investment Companies	53,916	–	–	53,916
Total Investments	$53,916	$1,484,142	$–	$1,538,058

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

SFM – Single Family Mortgage

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 19.1% (1)

Fannie Mae – 7.5%

Pool #555649, 7.50%, 10/1/32	$67	$76

Pool #893082, 2.66%, 9/1/36 (2)	212	224

Pool TBA, 4/16/46 (3)	1,530	1,635
		1,935

Freddie Mac – 7.7%

FHLMC, 1.13%, 4/15/19	1,000	1,004

Pool #1J0365, 2.55%, 4/1/37 (2)	372	395

Pool #1J2840, 2.65%, 9/1/37 (2)	529	562

Pool #410092, 2.41%, 11/1/24 (2)	21	21
		1,982

Government National Mortgage Association – 3.9%

Series 2012-123, Class A, 1.04%, 7/16/46	411	397

Series 2013-12, Class KA, 1.50%, 12/16/43	207	206

Series 2013-17, Class AF, 1.21%, 11/16/43	401	395
		998

Government National Mortgage Association I – 0.0%

Pool #268360, 10.00%, 4/15/19	5	5

Pool #270288, 10.00%, 6/15/19	8	9
		14
Total U.S. Government Agencies
(Cost $4,875)		4,929

U.S. GOVERNMENT OBLIGATIONS – 74.9%

U.S. Treasury Notes – 74.9%
0.88%, 3/31/18	5,310	5,324
1.38%, 6/30/18	670	679
1.00%, 3/15/19	2,180	2,189
1.63%, 4/30/19	1,250	1,277
1.00%, 9/30/19	460	460
1.38%, 4/30/20	120	121
2.00%, 2/28/21	2,420	2,508

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 74.9% – continued

U.S. Treasury Notes – 74.9% – continued
1.25%, 3/31/21	$1,210	$1,211
1.75%, 3/31/22	400	407
1.50%, 3/31/23	3,450	3,439
1.63%, 2/15/26	1,765	1,739
		19,354
Total U.S. Government Obligations
(Cost $19,170)		19,354

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 7.8%

Northern Institutional Funds - U.S. Government Portfolio, 0.04% (4)(5)	1,999,749	$2,000
Total Investment Companies
(Cost $2,000)		2,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.9%

U.S. Treasury Bill, 0.40%, 9/15/16 (6)(7)	$500	$499
Total Short-Term Investments
(Cost $499)		499

Total Investments – 103.7%
(Cost $26,544)		26,782

Liabilities less Other Assets – (3.7)%		(956)
NET ASSETS – 100.0%		$25,826

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2016 is disclosed.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.
(7)	Discount rate at the time of purchase.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
5-Year U.S. Treasury Note	20	$2,423	Long	6/16	$2

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	77.9%
U.S. Agency	14.6
Cash Equivalents	7.5

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$–	$4,929	$–	$4,929
U.S. Government Obligations (1)	–	19,354	–	19,354
Investment Companies	2,000	–	–	2,000
Short-Term Investments	–	499	–	499
Total Investments	$2,000	$24,782	$–	$26,782

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$2	$–	$–	$2

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae – Federal National Mortgage Association

FHLMC – Federal Home Loan Mortgage Corporation

Freddie Mac – Federal Home Loan Mortgage Corporation

TBA – To Be Announced

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2016, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2016

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract positions and investment strategies utilized during the fiscal year ended March 31, 2016, were as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
Short-Intermediate U.S. Government	Long and Short	Hedging/Liquidity
U.S. Government	Long	Hedging/Liquidity

At March 31, 2016, the aggregate market value of assets pledged to cover margin requirements for open positions for the Short-Intermediate U.S. Government and U.S. Government Funds was approximately $1,148,000 and $499,000, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rates on the NYSE at generally 3:00 P.M. Central time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts or forward currency exchange contracts for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or may also be authorized to enter into such transactions as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency contracts are not required to make markets in the currencies they trade, and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2016.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2016, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On February 14, 2014, certain Funds entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. At March 31, 2016, the Fixed Income Fund received cash from brokers as collateral. The amount of cash collateral received is included in Collateral held at custodian with the corresponding payable included in the Due to brokers in the Statements of Assets and Liabilities. No collateral has been pledged by the Funds as of March 31, 2016.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed

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FIXED INCOME FUNDS

MARCH 31, 2016

first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the fiscal years ended March 31, 2016 and March 31, 2015, were approximately $173,000 and $144,000, respectively, for the High Yield Fixed Income Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Core Bond	Daily	Monthly
Fixed Income	Daily	Monthly
High Yield Fixed Income	Daily	Monthly
Short Bond	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly
Ultra-Short Fixed Income	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, and paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2016, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Core Bond	$427	$(427)	$ —
Fixed Income	2,816	(2,816)	—
Short Bond	345	811	(1,156)
Short-Intermediate U.S. Government	25	(25)	—
U.S. Government	5	(5)	—

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2015 through the fiscal year ended March 31, 2016, the following Funds incurred net capital losses and/or net currency losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Fixed Income	$4,988
High Yield Fixed Income	324,795
Short Bond	4,807
Tax-Advantaged Ultra-Short Fixed Income	1,502
Ultra-Short Fixed Income	1,875

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012 and for the Core Bond Fund and the Short Bond Fund, the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Short Bond Fund had approximately $932,000 of capital loss carryforwards expire during the fiscal year ended March 31, 2016.

The Short-Intermediate U.S. Government Fund and U.S. Government Fund had approximately $854,000 and $227,000 respectively, of capital loss carryforwards that were utilized during the fiscal year ended March 31, 2016.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Post-enactment losses

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Fixed Income	$ —	$2,836
High Yield Fixed Income	88,093	67,270
Short Bond	254	2,757
Short-Intermediate U.S. Government	1,145	446
U.S. Government Fund	512	68

At March 31, 2016, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

Amounts in thousands	UNDISTRIBUTED			UNREALIZED GAINS (LOSSES)
	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$ —	$625	$ —	$1,412
Fixed Income	—	141	—	9,146
High Yield Fixed Income	—	5,238	—	(179,960)
Short Bond	—	—	—	(405)
Short-Intermediate U.S. Government	—	18	—	767
Tax-Advantaged Ultra-Short Fixed Income	191	199	—	(438)
Ultra-Short Fixed Income	—	367	—	(818)
U.S. Government	—	96	—	235

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
Core Bond	$ —	$7,236	$57	$ —
Fixed Income	—	48,963	5,581	—
High Yield Fixed Income	—	298,703	—	—
Short Bond	—	8,013	—	223
Short-Intermediate U.S. Government	—	984	—	—
Tax-Advantaged Ultra-Short Fixed Income	10,342	11,346	1,156	—
Ultra-Short Fixed Income	—	15,641	712	—
U.S. Government	—	230	—	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$ —	$4,725	$185
Fixed Income	—	47,245	—
High Yield Fixed Income	—	334,233	74,026
Short Bond	—	7,127	—
Short-Intermediate U.S. Government	—	999	—
Tax-Advantaged Ultra-Short Fixed Income	7,253	10,477	582
Ultra-Short Fixed Income	—	12,876	1,377
U.S. Government	—	256	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2016, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2013 through March 31, 2015, and November 30, 2012, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

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FIXED INCOME FUNDS

MARCH 31, 2016

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2016.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2016.

4. BANK BORROWINGS

The Trust entered into a $250,000,000 senior unsecured revolving credit facility on November 24, 2014, which was administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility expired on November 23, 2015.

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank, N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

At March 31, 2016, the Funds did not have any outstanding loans.

When utilized, the average dollar amount of the High Yield Fixed Income Fund’s borrowings were $9,800,000, and the weighted average interest rates on these borrowings were 1.30 percent for the fiscal year ended March 31, 2016. No other Funds incurred any interest expenses during the fiscal year ended March 31, 2016.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

As of March 31, 2016, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Core Bond	0.38%	0.369%	0.358%	0.40%
Fixed Income	0.43%	0.417%	0.404%	0.45%
High Yield Fixed Income	0.79%	0.766%	0.743%	0.80%
Short Bond	0.38%	0.369%	0.358%	0.40%
Short-Intermediate U.S. Government	0.38%	0.369%	0.358%	0.40%
Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%
Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%
U.S. Government	0.38%	0.369%	0.358%	0.40%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2016. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”).

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds currently invest uninvested cash in the Diversified Assets Portfolio, the U.S. Government Portfolio or the Tax Exempt Portfolio (collectively, the “Portfolios”), each a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to each fund by NTI as a result of uninvested cash being invested in the Portfolios. The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond and Ultra-Short Fixed Income Funds currently invest uninvested cash in the Diversified Assets Portfolio; the Short-Intermediate U.S. Government and U.S. Government Funds currently invest uninvested cash in the U.S. Government Portfolio; and the Tax-Advantaged Ultra-Short Fixed Income Fund currently invests uninvested cash in the Tax Exempt Portfolio. Each Fund bears indirectly a proportionate share of the applicable Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolios’ prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio, the U.S. Government Portfolio or the Tax Exempt Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolios. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

For the fiscal year ended March 31, 2016, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES
Tax-Advantaged Ultra-Short Fixed Income	$1,720	$—

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FIXED INCOME FUNDS

MARCH 31, 2016

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Core Bond	$1,481,817	$83,230	$1,475,015	$70,554
Fixed Income	8,462,212	468,912	8,769,864	701,458
High Yield Fixed Income	—	4,060,083	—	3,877,759
Short Bond	1,334,707	275,224	1,426,512	281,453
Short-Intermediate U.S. Government	1,196,353	2,496	1,198,145	2,750
Tax-Advantaged Ultra-Short Fixed Income	289,695	1,303,679	274,717	1,126,296
Ultra-Short Fixed Income	265,624	557,950	260,827	655,388
U.S. Government	150,673	499	152,597	750

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2016, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Core Bond	$2,880	$(1,468)	$1,412	$267,746
Fixed Income	25,262	(16,116)	9,146	1,441,023
High Yield Fixed Income	45,557	(225,520)	(179,963)	5,278,267
Short Bond	2,181	(2,586)	(405)	559,316
Short-Intermediate U.S. Government	887	(120)	767	173,730
Tax-Advantaged Ultra-Short Fixed Income	5,465	(5,903)	(438)	3,370,871
Ultra-Short Fixed Income	3,402	(4,220)	(818)	1,538,876
U.S. Government	262	(27)	235	26,547

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	5,799	$60,266	246	$2,519	(3,378)	$(34,957)	2,667	$27,828
Fixed Income	29,990	306,724	1,488	15,093	(82,441)	(843,025)	(50,963)	(521,208)
High Yield Fixed Income	451,464	3,008,919	5,702	38,437	(409,916)	(2,731,730)	47,250	315,626
Short Bond	7,990	150,998	123	2,323	(15,020)	(283,664)	(6,907)	(130,343)
Short-Intermediate U.S. Government	4,067	40,262	43	422	(5,837)	(57,726)	(1,727)	(17,042)
Tax-Advantaged Ultra-Short Fixed Income	230,210	2,331,679	567	5,746	(211,421)	(2,141,328)	19,356	196,097
Ultra-Short Fixed Income	103,218	1,051,337	732	7,449	(110,149)	(1,120,783)	(6,199)	(61,997)
U.S. Government	415	4,051	10	97	(782)	(7,629)	(357)	(3,481)

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in capital shares for the fiscal year ended March 31, 2015 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	15,915	$166,184	199	$2,086	(5,203)	$(54,956)	10,911	$113,314
Fixed Income	70,856	737,186	640	6,670	(33,568)	(349,570)	37,928	394,286
High Yield Fixed Income	286,679	2,097,040	17,210	123,055	(303,640)	(2,230,221)	249	(10,126)
Short Bond	25,949	494,501	110	2,095	(12,538)	(238,935)	13,521	257,661
Short-Intermediate U.S. Government	2,396	23,548	41	405	(6,297)	(61,837)	(3,860)	(37,884)
Tax-Advantaged Ultra-Short Fixed Income	233,088	2,367,142	411	4,167	(198,421)	(2,015,002)	35,078	356,307
Ultra-Short Fixed Income	115,533	1,180,726	646	6,582	(124,754)	(1,275,265)	(8,575)	(87,957)
U.S. Government	403	3,888	11	102	(1,021)	(9,829)	(607)	(5,839)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
Core Bond	Flexshares Trust-Flexshares Disciplined Duration MBS Index Fund	$252	$—	$250	$—	$(2)	$2	$—
	Northern Institutional Funds — Diversified Assets Portfolio	22,871	627,612	613,153	—	—	26	37,330
	Total	$23,123	$627,612	$613,403	$—	$(2)	$28	$37,330
Fixed Income	Flexshares Trust-Flexshares Disciplined Duration MBS Index Fund	$252	$—	$250	$—	$(2)	$2	$—
	Northern Institutional Funds — Diversified Assets Portfolio	131,311	3,481,701	3,459,511	—	—	113	153,501
	Total	$131,563	$3,481,701	$3,459,761	$—	$(2)	$115	$153,501
High Yield Fixed Income	Northern Institutional Funds — Diversified Assets Portfolio	$134,478	$3,412,826	$3,281,882	$—	$—	$181	$265,422
Short Bond	Flexshares Trust-Flexshares Disciplined Duration MBS Index Fund	$252	$—	$250	$—	$(2)	$2	$—
	Northern Institutional Funds — Diversified Assets Portfolio	25,830	1,469,786	1,473,381	—	—	20	22,235
	Total	$26,082	$1,469,786	$1,473,631	$—	$(2)	$22	$22,235

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2016

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
Short-Intermediate U.S. Government	Flexshares Trust-Flexshares Disciplined Duration MBS Index Fund	$252	$—	$250	$—	$(2)	$2	$—
	Northern Institutional Funds — U.S. Government Portfolio	308	1,020,915	1,005,917	—	—	3	15,306
	Total	$560	$1,020,915	$1,006,167	$—	$(2)	$5	$15,306
Tax-Advantaged Ultra Short Fixed Income	Northern Institutional Funds — Tax-Exempt Portfolio	$44,815	$1,880,888	$1,919,406	$—	$—	$9	$6,297
Ultra-Short Fixed Income	Northern Institutional Funds — Diversified Assets Portfolio	$21,842	$1,119,623	$1,087,549	$—	$—	$27	$53,916
U.S. Government	Flexshares Trust-Flexshares Disciplined Duration MBS Index Fund	$252	$—	$250	$—	$(2)	$2	$—
	Northern Institutional Funds — U.S. Government Portfolio	1,595	113,354	112,949	—	—	—	2,000
	Total	$1,847	$113,354	$113,199	$—	$(2)	$2	$2,000

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statement of Assets and Liabilities as of March 31, 2016:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Short-Intermediate U.S. Government	Interest rate contracts	Net Assets — Net unrealized appreciation	$15	*	Net Assets — Net unrealized depreciation	$—
U.S. Government	Interest rate contracts	Net Assets — Net unrealized appreciation	2	*	Net Assets — Net unrealized depreciation	—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported in the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2016:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Short-Intermediate U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	$229
U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	55

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2016

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Short-Intermediate U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(89)
U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(23)

Volume of derivative activity for the fiscal year ended March 31, 2016*:

	INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Short-Intermediate U.S. Government	11	$7,015
U.S. Government	10	1,177

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended of Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund, and the related statements of operations for the year ended March 31, 2016, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012 of Core Bond Fund and Short Bond Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Core Bond Fund’s and Short Bond Fund’s financial highlights for the periods ended prior to November 30, 2012 were audited by other auditors whose report, dated January 19, 2012, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the Core Bond Fund and Short Bond Fund as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the three years then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 24, 2016

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2016 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION (Unaudited) — The following Funds made capital gain distributions in December 2015, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	20%
Core Bond	$0.002495
Fixed Income	0.040593
Tax-Advantaged Ultra-Short Fixed Income	0.003465
Ultra-Short Fixed Income	0.004490

During the year ended March 31, 2016, the percentage of dividends derived from net investment income paid by the Tax-Advantaged Ultra-Short Fixed Income Fund as “exempt-interest dividends”, excludable from gross income for Federal income tax purposes was 47.68%.

FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2016 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2015 - 3/31/2016” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 94 and 95), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 98), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CORE BOND

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 0 3/31/2016
Actual	0.41%	$1,000.00	$1,020.60	$2.07
Hypothetical**	0.41%	$1,000.00	$1,022.95	$2.07

FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.45%	$1,000.00	$1,021.80	$2.27
Hypothetical**	0.45%	$1,000.00	$1,022.75	$2.28

HIGH YIELD FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.80%	$1,000.00	$992.90	$3.99
Hypothetical**	0.80%	$1,000.00	$1,021.00	$4.04

SHORT BOND

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.40%	$1,000.00	$1,005.50	$2.01
Hypothetical**	0.40%	$1,000.00	$1,023.00	$2.02

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	105	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND EXPENSES continued	MARCH 31, 2016 (UNAUDITED)

SHORT-INTERMEDIATE U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.41%	$1,000.00	$1,007.90	$2.06
Hypothetical**	0.41%	$1,000.00	$1,022.95	$2.07

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.25%	$1,000.00	$1,003.20	$1.25
Hypothetical**	0.25%	$1,000.00	$1,023.75	$1.26

ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.25%	$1,000.00	$1,005.80	$1.25
Hypothetical**	0.25%	$1,000.00	$1,023.75	$1.26

U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.46%	$1,000.00	$1,012.40	$2.31
Hypothetical**	0.46%	$1,000.00	$1,022.70	$2.33

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

FIXED INCOME FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2016 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•  Executive Vice President of Fee Based Services, American Express Company from 2010 to 2016;

•  Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•  CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•  CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

NORTHERN FUNDS ANNUAL REPORT	107	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Director, Miami Corporation since November 2015;

•  Trustee of Rush University Medical Center since November 2009.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 1998	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

FIXED INCOME FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2016 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company from 2011 to 2014; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2015

•  Chief Compliance Officer for 50 South Capital Advisors, LLC, Alpha Core Strategies Fund, Equity Long/Short Opportunities Fund and FlexShares Trust since 2015; Chief Compliance Officer from 2007 to 2015 for Mesirow Advanced Strategies.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

NORTHERN FUNDS ANNUAL REPORT	109	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Vice President at The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President at The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

FIXED INCOME FUNDS

CORE BOND FUND1,2,6

FIXED INCOME FUND1,2,6

HIGH YIELD FIXED INCOME FUND1,2,3,6

SHORT BOND FUND1,2,6

SHORT-INTERMEDIATE U.S.

    GOVERNMENT FUND1,5,6

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND1,2,4,6

ULTRA-SHORT FIXED INCOME FUND1,2,6

U.S. GOVERNMENT FUND1,5,6

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

4 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

6 Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

NORTHERN FUNDS ANNUAL REPORT	111	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at www.northernfunds.com or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

4	STATEMENTS OF ASSETS AND LIABILITIES

5	STATEMENTS OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	FINANCIAL HIGHLIGHTS

9	SCHEDULES OF INVESTMENTS

9	BOND INDEX FUND
Ticker Symbol: NOBOX

75	U.S. TREASURY INDEX FUND
Ticker Symbol: BTIAX

79	NOTES TO THE FINANCIAL STATEMENTS

86	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

87	TAX INFORMATION

88	FUND EXPENSES

89	TRUSTEES AND OFFICERS

95	INVESTMENT CONSIDERATIONS

96	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance reflects any fee waivers and reimbursements in effect. In their absence, performance would be reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2016, saw substantial market turbulence, based on default concerns for Greece in the second quarter of 2015, ongoing tensions in the Middle East and uncertainty over the timing of U.S. Federal Reserve (the “Fed”) tightening. As the period progressed, concerns regarding the Chinese economy and collapsing commodity prices were front and center. Oil and other commodities hit multi-year lows, which put pressure on energy- and metals-related bond issues. There was also no shortage of geopolitical risk, from increased terrorist activity to Russia’s continued aggression in Ukraine. At its December 2015 meeting, the Fed raised its benchmark short-term rate for the first time in over nine years, by 25 basis points. Entering 2016, risk assets plunged on China concerns, but began to recover toward the middle of February 2016 and rallied in March 2016 to end the quarter essentially unchanged.

For the 12 months, yields on shorter-term U.S. Treasuries rose in anticipation of the Fed ultimately normalizing interest rate policy, but declined within the middle portion of the yield curve. To illustrate, the two-year Treasury yield rose from 0.56% to 0.73%, while the five-year declined from 1.37% to 1.21%, the 10-year declined from 1.94% to 1.78%, and the 20-year declined from 2.31% to 2.20%. The 30-year Treasury yield ended the period slightly higher, moving from 2.54% to 2.61%.

On a duration-adjusted basis, the Barclays U.S. Aggregate Bond Index return of 1.96% for the 12-month period ended March 31, 2016, underperformed U.S. Treasury securities for the period. Within the Index, investment-grade corporates and commercial mortgage-backed securities lagged Treasuries. For the 12-month period ended March 31, 2016, the Fund’s return of 1.90% closely tracked the return of the Barclays U.S. Aggregate Bond Index for the same period. We will continue to invest in a sample of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

PORTFOLIO MANAGERS

LOUIS D’ARIENZO With Northern Trust since 2003
BRANDON P. FERGUSON With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 02/27/07
BOND INDEX	1.90%	2.38%	3.66%	4.43%
BARCLAYS U.S. AGGREGATE BOND INDEX	1.96	2.50	3.78	4.64

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 95.

FIXED INCOME INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

U.S. TREASURY INDEX FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

In December, 2015, the U.S. Federal Reserve (the “Fed”) raised the target range for its benchmark short-term rate by 25 basis points and signaled its intention to raise rates several more times in 2016, marking the end of a seven-year zero interest rate policy. As the economy slowed further in the first quarter of 2016, the Fed was forced to lower its median projected fed funds rate for the end of 2016 to 0.90%, from the prior level of 1.4%. This would imply two rate hikes in 2016, a sharp downward revision from the estimate of four rate hikes when the Fed met in December 2015. Fed Chair Janet Yellen cautioned that deterioration in the global economy could adversely impact U.S. growth. U.S. nonfarm payrolls slowed to start the year, averaging 209,000 jobs per month in the first calendar quarter of 2016, down from 283,000 jobs per month the prior quarter, while the unemployment rate remained at 5.0%. Fourth-quarter 2015, GDP was revised to 1.4%, as the economy continued its slowdown. Personal consumption declined to 2.4% in the fourth quarter of 2015 from the prior quarter’s 3.0%.

The European Central Bank cut interest rates by 10 basis points in the first quarter of 2016, sending the European deposit rate further into negative territory, and also expanded the scope of its asset purchase program. The Bank of Japan also took its deposit rate negative, as fears of a global slowdown permeated overseas economies.

The U.S. Treasury yield curve flattened over the 12-month reporting period ended March 31, 2016, as the 10-year Treasury yield fell 15 basis points, from 1.92% to 1.77%, and 30-year yields rose seven basis points, from 2.54% to 2.61%. The two-year yield rose 16 basis points, from 0.56% to 0.72%, while the five-year fell 16 basis points, from 1.37% to 1.21%. The Barclays U.S. Treasury Index returned 2.39% during the 12 months ended March 31, 2016. As designed, the Fund performed in line with the Index, with a total return of 2.25% for the same period.

PORTFOLIO MANAGERS

MICHAEL R. CHICO With Northern Trust since 2005
BRANDON P. FERGUSON With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93
U.S. TREASURY INDEX	2.25%	3.40%	4.47%	5.34%
BARCLAYS U.S. TREASURY INDEX	2.39	3.59	4.64	5.54

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*	The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 95.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2016

Amounts in thousands, except per share data	BOND INDEX FUND	U.S. TREASURY INDEX FUND
ASSETS:
Investments, at value	$2,606,315	$121,736
Investments in affiliates, at value	108,568	1,837
Collateral held at custodian (Note 2)	19	–
Interest income receivable	14,367	501
Dividend income receivable	13	–
Receivable for securities sold	7,229	1,363
Receivable for fund shares sold	2,216	94
Receivable from investment adviser	18	2
Prepaid and other assets	3	1
Total Assets	2,738,748	125,534
LIABILITIES:
Payable for securities purchased	20,808	1,945
Payable for when-issued securities	82,678	–
Payable for fund shares redeemed	3,592	–
Distributions payable to shareholders	1,456	40
Due to broker	19	–
Payable to affiliates:
Management fees	65	3
Custody fees	8	2
Shareholder servicing fees	31	–
Transfer agent fees	8	–
Trustee fees	5	3
Accrued other liabilities	63	25
Total Liabilities	108,733	2,018
Net Assets	$2,630,015	$123,516
ANALYSIS OF NET ASSETS:
Capital stock	$2,535,393	$120,130
Accumulated undistributed net investment loss	(64)	(5)
Accumulated undistributed net realized gain	1,333	50
Net unrealized appreciation	93,353	3,341
Net Assets	$2,630,015	$123,516
Shares Outstanding ($.0001 par value, unlimited authorization)	244,815	5,582
Net Asset Value, Redemption and Offering Price Per Share	$10.74	$22.13
Investments, at cost	$2,512,962	$118,395
Investments in affiliates, at cost	108,568	1,837

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2016

Amounts in thousands	BOND INDEX FUND	U.S. TREASURY INDEX FUND
INVESTMENT INCOME:
Interest income	$67,638	$1,627
Dividend income from investments in affiliates	50	–
Total Investment Income	67,688	1,627
EXPENSES:
Management fees	3,455	130
Custody fees	297	26
Transfer agent fees	399	15
Registration fees	88	17
Printing fees	52	14
Audit fees	33	17
Legal fees	37	19
Shareholder servicing fees	158	–
Trustee fees	38	10
Other	38	11
Total Expenses	4,595	259
Less expenses reimbursed by investment adviser	(560)	(97)
Net Expenses	4,035	162
Net Investment Income	63,653	1,465
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
Investments	9,513	612
Futures contracts	–	33
Net change in unrealized appreciation (depreciation) on:
Investments	(24,780)	532
Futures contracts	–	(39)
Net Gains (Losses)	(15,267)	1,138
Net Increase in Net Assets Resulting from Operations	$48,386	$2,603

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	BOND INDEX FUND		U.S. TREASURY INDEX FUND
Amounts in thousands	2016	2015	2016	2015
OPERATIONS:
Net investment income	$63,653	$59,321	$1,465	$1,369
Net realized gains	9,513	12,014	645	765
Net change in unrealized appreciation (depreciation)	(24,780)	61,857	493	2,800
Net Increase in Net Assets Resulting from Operations	48,386	133,192	2,603	4,934
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(72,988)	411,879	32,038	(26,269)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(72,988)	411,879	32,038	(26,269)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(68,203)	(63,046)	(1,467)	(1,369)
From net realized gains	(5,855)	(1,892)	(912)	(304)
Total Distributions to Shareholders	(74,058)	(64,938)	(2,379)	(1,673)
Total Increase (Decrease) in Net Assets	(98,660)	480,133	32,262	(23,008)
NET ASSETS:
Beginning of year	2,728,675	2,248,542	91,254	114,262
End of year	$2,630,015	$2,728,675	$123,516	$91,254
Accumulated Undistributed Net Investment Loss	$(64)	$(34)	$(5)	$(3)

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS

BOND INDEX FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$10.84	$10.54	$10.87	$10.86	$10.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.27	0.25	0.27	0.31
Net realized and unrealized gains (losses)	(0.06)	0.32	(0.29)	0.12	0.48
Total from Investment Operations	0.19	0.59	(0.04)	0.39	0.79
LESS DISTRIBUTIONS PAID:
From net investment income	(0.27)	(0.28)	(0.28)	(0.29)	(0.32)
From net realized gains	(0.02)	(0.01)	(0.01)	(0.09)	(0.07)
Total Distributions Paid	(0.29)	(0.29)	(0.29)	(0.38)	(0.39)
Net Asset Value, End of Year	$10.74	$10.84	$10.54	$10.87	$10.86
Total Return(1)	1.90%	5.64%	(0.31)%	3.62%	7.65%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,630,015	$2,728,675	$2,248,542	$2,636,178	$2,490,348
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.14%	0.21%
Expenses, before reimbursements and credits	0.17%	0.23%	0.44%	0.44%	0.44%
Net investment income, net of reimbursements and credits(2)	2.40%	2.44%	2.43%	2.45%	2.86%
Net investment income, before reimbursements and credits	2.38%	2.36%	2.14%	2.15%	2.63%
Portfolio Turnover Rate	88.99%	81.30%	88.79%	100.20%	129.27%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $87,000, $26,000, $101,000, $296,000 and $169,000, which represent less than 0.005, 0.005, 0.005, 0.01 and 0.01 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. TREASURY INDEX FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016		FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014		FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011
Net Asset Value, Beginning of Period	$22.17		$21.43	$22.25		$23.29		$23.38		$22.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32		0.29	0.26		0.09		0.33		0.49
Net realized and unrealized gains (losses)	0.16		0.81	(0.59)		(0.24)		0.39		0.95
Total from Investment Operations	0.48		1.10	(0.33)		(0.15)		0.72		1.44
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)		(0.29)	(0.26)		(0.09)		(0.34)		(0.49)
From net realized gains	(0.20)		(0.07)	(0.23)		(0.80)		(0.47)		(0.41)
Total Distributions Paid	(0.52)		(0.36)	(0.49)		(0.89)		(0.81)		(0.90)
Net Asset Value, End of Period	$22.13		$22.17	$21.43		$22.25		$23.29		$23.38
Total Return(1)	2.25%		5.20%	(1.44)%		(0.70)%		3.17%		6.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$123,516		$91,254	$114,262		$132,160		$139,579		$136,803
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits	0.16	%(3)	0.16%	0.15	%(3)	0.15	%(3)	0.26	%(3)	0.26	%(3)
Expenses, before waivers, reimbursements and credits	0.26%		0.40%	0.68%		0.68%		0.52%		0.48%
Net investment income, net of waivers, reimbursements and credits	1.47	%(3)	1.34%	1.20	%(3)	1.20	%(3)	1.43	%(3)	2.17	%(3)
Net investment income, before waivers, reimbursements and credits	1.37%		1.10%	0.67%		0.67%		1.17%		1.95%
Portfolio Turnover Rate	68.57%		50.58%	69.65%		21.88%		74.49%		64.52%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately less than $1,000, less than $1,000, $1,000 $1,000 and less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2014, four months ended March 31, 2013 and fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND INDEX FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6%

Automobile – 0.2%

Ally Auto Receivables Trust, Series 2015-2, Class A3, 1.49%, 11/15/19	$250	$251

AmeriCredit Automobile Receivables Trust, Series 2013-2, Class D, 2.42%, 5/8/19	25	25

AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.92%, 11/8/19	100	100

AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	100	100

AmeriCredit Automobile Receivables Trust, Series 2014-3, Class D, 3.13%, 10/8/20	50	50

AmeriCredit Automobile Receivables Trust, Series 2014-4, Class B, 1.87%, 12/9/19	100	100

AmeriCredit Automobile Receivables Trust, Series 2014-4, Class D, 3.07%, 11/9/20	100	100

AmeriCredit Automobile Receivables Trust, Series 2015-2, Class A3, 1.27%, 1/8/20	150	149

AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40%, 1/8/21	100	100

AmeriCredit Automobile Receivables Trust, Series 2015-3, Class A3, 1.54%, 3/9/20	100	100

BMW Vehicle Lease Trust, Series 2015-2, Class A3, 1.40%, 9/20/18	100	100

Capital Auto Receivables Asset Trust, Series 2013-4, Class B, 2.06%, 10/22/18	50	50

Capital Auto Receivables Asset Trust, Series 2013-4, Class C, 2.67%, 2/20/19	50	51

Capital Auto Receivables Asset Trust, Series 2013-4, Class D, 3.22%, 5/20/19	50	50

CarMax Auto Owner Trust, Series 2013-3, Class A4, 1.49%, 1/15/19	200	201

CarMax Auto Owner Trust, Series 2015-1, Class A3, 1.38%, 11/15/19	200	200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Automobile – 0.2% – continued

CarMax Auto Owner Trust, Series 2015-3, Class A3, 1.63%, 5/15/20	$100	$101

Ford Credit Auto Lease Trust, Series 2015-A, Class A3, 1.13%, 6/15/18	200	200

Ford Credit Auto Owner Trust, Series 2013-B, Class B, 1.11%, 10/15/18	100	99

Ford Credit Auto Owner Trust, Series 2015-B, Class A3, 1.16%, 11/15/19	125	125

GM Financial Automobile Leasing Trust, Series 2015-2, Class A3, 1.68%, 12/20/18	325	326

GM Financial Automobile Leasing Trust, Series 2015-3, Class A3, 1.69%, 3/20/19	200	200

Honda Auto Receivables Owner Trust, Series 2014-3, Class A4, 1.31%, 10/15/20	200	200

Honda Auto Receivables Owner Trust, Series 2015-2, Class A3, 1.04%, 2/21/19	250	250

Honda Auto Receivables Owner Trust, Series 2015-4, Class A3, 1.23%, 9/23/19	200	200

Hyundai Auto Receivables Trust, Series 2013-B, Class C, 1.71%, 2/15/19	65	65

Hyundai Auto Receivables Trust, Series 2015-C, Class A3, 1.46%, 2/18/20	500	502

Hyundai Auto Receivables Trust, Series 2016-A, Class A4, 1.73%, 5/16/22	250	251

Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A3, 1.34%, 12/16/19	100	100

Nissan Auto Receivables Owner Trust, Series 2013-C, Class A4, 1.30%, 6/15/20	200	201

Nissan Auto Receivables Owner Trust, Series 2014-B, Class A4, 1.66%, 3/15/21	200	201

Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33%, 11/15/19	100	101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Automobile – 0.2% – continued

Santander Drive Auto Receivables Trust, Series 2014-2, Class D, 2.76%, 2/18/20	$75	$76

Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13%, 8/17/20	100	100

Santander Drive Auto Receivables Trust, Series 2014-3, Class D, 2.65%, 8/17/20	50	50

Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.60%, 11/16/20	50	50

Santander Drive Auto Receivables Trust, Series 2014-4, Class D, 3.10%, 11/16/20	50	50

Santander Drive Auto Receivables Trust, Series 2015-4, Class A3, 1.58%, 9/16/19	100	100

Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.26%, 6/15/20	100	101

Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97%, 3/15/21	100	100

Toyota Auto Receivables Owner Trust, Series 2015-A, Class A3, 1.12%, 2/15/19	100	100

Toyota Auto Receivables Owner Trust, Series 2015-B, Class A3, 1.27%, 5/15/19	250	251

Toyota Auto Receivables Owner Trust, Series 2016-A, Class A3, 1.25%, 3/16/20	250	250

World Omni Auto Receivables Trust, Series 2014-A, Class A4, 1.53%, 6/15/20	100	101

World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14%, 1/15/20	100	100

World Omni Auto Receivables Trust, Series 2016-A, Class A4, 1.95%, 5/16/22	250	253
		6,531

Commercial Mortgage-Backed Securities – 1.1%

Banc of America Commercial Mortgage Trust, Series 2008-1, Class A4, 6.22%, 2/10/51 (1)	381	401

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM, 5.84%, 9/11/42 (1)	$250	$263

CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 1/10/48	300	323

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A4, 3.02%, 9/10/45	400	414

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2, 1.99%, 4/10/46	100	100

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4, 4.37%, 9/10/46 (1)	100	112

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class AS, 4.65%, 9/10/46 (1)	100	112

Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4, 3.64%, 10/10/47	100	106

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5, 3.14%, 2/10/48	200	204

Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5, 3.72%, 9/15/48	200	214

Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.62%, 2/10/49	300	316

Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4, 4/15/49 (2)	250	258

Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.10%, 12/10/49 (1)	88	92

Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3, 2.82%, 10/15/45	175	180

Commercial Mortgage Trust, Series 2007-GG11, Class A4, 5.74%, 12/10/49	319	332

Commercial Mortgage Trust, Series 2012-CR2, Class A4, 3.15%, 8/15/45	335	352

Commercial Mortgage Trust, Series 2012-CR4, Class A3, 2.85%, 10/15/45	150	155

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

Commercial Mortgage Trust, Series 2012-CR5, Class A4, 2.77%, 12/10/45	$100	$103

Commercial Mortgage Trust, Series 2012-LC4, Class A4, 3.29%, 12/10/44	100	106

Commercial Mortgage Trust, Series 2013-CR10, Class A4, 4.21%, 8/10/46 (1)	100	111

Commercial Mortgage Trust, Series 2013-CR12, Class A4, 4.05%, 10/10/46	300	330

Commercial Mortgage Trust, Series 2013-CR6, Class A2, 2.12%, 3/10/46	300	302

Commercial Mortgage Trust, Series 2013-CR9, Class A4, 4.23%, 7/10/45 (1)	200	224

Commercial Mortgage Trust, Series 2013-LC6, Class A4, 2.94%, 1/10/46	150	155

Commercial Mortgage Trust, Series 2014-CR19, Class A5, 3.80%, 8/10/47	300	324

Commercial Mortgage Trust, Series 2014-UBS5, Class A4, 3.84%, 9/10/47	300	323

Commercial Mortgage Trust, Series 2014-UBS6, Class A5, 3.64%, 12/10/47	250	266

Commercial Mortgage Trust, Series 2015-CR24, Class A5, 3.70%, 8/10/55	500	534

Commercial Mortgage Trust, Series 2015-DC1, Class A2, 2.87%, 2/10/48	200	206

Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.35%, 2/10/48	200	208

Commercial Mortgage Trust, Series 2015-LC19, Class A4, 3.18%, 2/10/48	500	517

Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.90%, 7/10/50	200	216

CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.51%, 4/15/50	225	237

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.72%, 8/15/48	$500	$533

GS Mortgage Securities Corp. II, Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	175	178

GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5, 2.94%, 2/10/46	100	103

GS Mortgage Securities Trust, Series 2011-GC5, Class A4, 3.71%, 8/10/44	150	161

GS Mortgage Securities Trust, Series 2012-GC6, Class A3, 3.48%, 1/10/45	200	213

GS Mortgage Securities Trust, Series 2013-GC12, Class A4, 3.14%, 6/10/46	100	104

GS Mortgage Securities Trust, Series 2013-GC13, Class A5, 4.04%, 7/10/46 (1)	200	221

GS Mortgage Securities Trust, Series 2013-GC14, Class A5, 4.24%, 8/10/46	150	167

GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.07%, 1/10/47	500	547

GS Mortgage Securities Trust, Series 2014-GC20, Class A5, 4.00%, 4/10/47	100	109

GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.93%, 9/10/47	300	325

GS Mortgage Securities Trust, Series 2014-GC26, Class A5, 3.63%, 11/10/47	250	264

GS Mortgage Securities Trust, Series 2015-GC28, Class A2, 2.90%, 2/10/48	150	155

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 8/15/46	200	220

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A3, 3.51%, 5/15/45	200	214

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4, 3.48%, 6/15/45	250	266

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A5, 3.14%, 12/15/47	$150	$157

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.37%, 12/15/47	50	52

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A4, 3.99%, 1/15/46 (1)	100	109

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C14, Class A2, 3.02%, 8/15/46	500	516

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.05%, 4/15/47	200	207

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A4, 4.00%, 4/15/47	500	546

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.80%, 7/15/47	500	540

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 9/15/47	500	538

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C24, Class A2, 2.94%, 11/15/47	250	259

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C24, Class A5, 3.64%, 11/15/47	200	213

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C25, Class A5, 3.67%, 11/15/47	150	160

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C30, Class A5, 3.82%, 7/15/48	200	215

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.08%, 4/15/41 (1)	441	466

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	$225	$231

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.21%, 8/15/46 (1)	300	331

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 2/15/46	175	179

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.10%, 5/15/46	200	207

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.92%, 2/15/47	200	208

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.67%, 2/15/47	100	106

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A5, 4.06%, 2/15/47	200	219

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.74%, 8/15/47	400	429

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A2, 3.19%, 10/15/47	500	518

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2, 3.10%, 12/15/47	500	520

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A2, 2.79%, 2/15/48	500	514

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53%, 10/15/48	100	105

Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.27%, 1/11/43 (1)	193	205

Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	150	157

UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 5/10/45	300	316

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2, 1.85%, 8/10/49	500	501

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, 8/10/49	$125	$130

UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	100	102

UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	100	104

UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.24%, 4/10/46	100	104

UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	150	160

Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.92%, 10/15/45	150	155

Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.22%, 7/15/46 (1)	100	111

Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4, 3.17%, 2/15/48	100	103

Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4, 3.66%, 9/15/58	250	266

Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5, 3.18%, 4/15/50	200	205

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	500	513

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.77%, 7/15/58	300	321

Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A4, 3.56%, 1/15/59	200	211

WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	150	161

WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	100	103

WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	175	186

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2, 3.43%, 6/15/45	$250	$266

WFRBS Commercial Mortgage Trust, Series 2012-C8, Class A3, 3.00%, 8/15/45	300	311

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class A4, 3.20%, 3/15/48	600	628

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class AS, 3.56%, 3/15/48	50	52

WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A4, 3.00%, 5/15/45	500	516

WFRBS Commercial Mortgage Trust, Series 2013-C14, Class A5, 3.34%, 6/15/46	150	158

WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A2, 3.22%, 9/15/46	100	104

WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A5, 4.42%, 9/15/46	250	281

WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A2, 3.04%, 5/15/47	840	871

WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.75%, 9/15/57	500	537

WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5, 3.63%, 11/15/47	250	266

WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5, 4.05%, 3/15/47	100	109
		27,634

Credit Card – 0.3%

American Express Credit Account Master Trust, Series 2014-3, Class A, 1.49%, 4/15/20	255	256

American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43%, 6/15/20	100	101

BA Credit Card Trust, Series 2015-A2, Class A, 1.36%, 9/15/20	200	201

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Credit Card – 0.3% – continued

Barclays Dryrock Issuance Trust, Series 2014-3, Class A, 2.41%, 7/15/22	$150	$154

Barclays Dryrock Issuance Trust, Series 2015-2, Class A, 1.56%, 3/15/21	100	100

Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7, 5.75%, 7/15/20	200	213

Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A5, 1.48%, 7/15/20	200	201

Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5, 1.60%, 5/17/21	150	151

Chase Issuance Trust, Series 2012-A4, Class A4, 1.58%, 8/16/21	250	251

Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/16/24	150	150

Chase Issuance Trust, Series 2014-A2, Class A2, 2.77%, 3/15/23	150	157

Chase Issuance Trust, Series 2014-A7, Class A7, 1.38%, 11/15/19	350	351

Chase Issuance Trust, Series 2015-A4, Class A4, 1.84%, 4/15/22	300	303

Chase Issuance Trust, Series 2015-A5, Class A5, 1.36%, 4/15/20	100	100

Chase Issuance Trust, Series 2015-A7, Class A7, 1.62%, 7/15/20	150	151

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.15%, 6/15/39	100	137

Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.65%, 9/20/19	300	319

Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	300	314

Citibank Credit Card Issuance Trust, Series 2014-A5, Class A5, 2.68%, 6/7/23	150	154

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Credit Card – 0.3% – continued

Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15%, 7/15/21	$350	$358

Discover Card Execution Note Trust, Series 2007-A1, Class A1, 5.65%, 3/16/20	300	319

Discover Card Execution Note Trust, Series 2012-A6, Class A6, 1.67%, 1/18/22	350	352

Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12%, 12/15/21	400	408

Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39%, 4/15/20	400	402

Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	100	101

Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.45%, 3/15/21	150	150

Discover Card Execution Note Trust, Series 2015-A4, Class A4, 2.19%, 4/17/23	200	203

Discover Card Execution Note Trust, Series 2016-A1, Class A1, 1.64%, 7/15/21	150	151

Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.36%, 8/17/20	250	250

Synchrony Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	100	99

Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	150	153

Synchrony Credit Card Master Note Trust, Series 2015-2, Class A, 1.60%, 4/15/21	200	200

World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	200	200
		7,110

Other – 0.0%

AEP Texas Central Transition Funding lll LLC, Series 2012-1, Class A3, 2.84%, 3/1/26	100	105

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Other – 0.0% – continued

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A3, 4.24%, 8/15/23	$100	$112

CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3, 3.03%, 10/15/25	100	106

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3, 4.38%, 11/1/23	100	111
		434
Total Asset-Backed Securities
(Cost $40,729)		41,709

CORPORATE BONDS – 20.9%

Advertising & Marketing – 0.0%

Interpublic Group of (The) Cos., Inc., 2.25%, 11/15/17	135	135
4.20%, 4/15/24	150	154

Omnicom Group, Inc., 6.25%, 7/15/19	300	340
3.63%, 5/1/22	496	521
		1,150

Aerospace & Defense – 0.4%

Boeing (The) Co., 0.95%, 5/15/18	200	199
2.85%, 10/30/24	110	114
6.13%, 2/15/33	135	178
3.30%, 3/1/35	55	53
6.63%, 2/15/38	100	141
5.88%, 2/15/40	75	99
3.50%, 3/1/45	500	474

General Dynamics Corp., 1.00%, 11/15/17	100	100
3.88%, 7/15/21	250	272
3.60%, 11/15/42	155	155

L-3 Communications Corp., 5.20%, 10/15/19	250	266
4.95%, 2/15/21	40	42

Lockheed Martin Corp., 4.25%, 11/15/19	500	548
2.50%, 11/23/20	355	364
3.55%, 1/15/26	100	106
3.60%, 3/1/35	135	131
4.07%, 12/15/42	418	422

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Aerospace & Defense – 0.4% – continued

Northrop Grumman Corp., 1.75%, 6/1/18	$125	$125
5.05%, 8/1/19	170	188
5.05%, 11/15/40	250	289
4.75%, 6/1/43	250	281

Precision Castparts Corp., 1.25%, 1/15/18	210	210
2.50%, 1/15/23	500	503
3.90%, 1/15/43	100	103
4.38%, 6/15/45	350	385

Raytheon Co., 4.40%, 2/15/20	510	564
2.50%, 12/15/22	1,150	1,180
4.70%, 12/15/41	100	114

Textron, Inc., 5.60%, 12/1/17	125	131

United Technologies Corp., 1.80%, 6/1/17	500	505
5.38%, 12/15/17	390	418
4.50%, 4/15/20	450	497
7.50%, 9/15/29	100	141
6.05%, 6/1/36	100	125
6.13%, 7/15/38	175	226
5.70%, 4/15/40	500	624
4.50%, 6/1/42	700	759
		11,032

Airlines – 0.0%

Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19	270	305

Southwest Airlines Co. Pass Through Trust, Series 2007-1, 6.15%, 8/1/22	341	377
		682

Apparel & Textile Products – 0.0%

NIKE, Inc., 3.63%, 5/1/43	75	75

VF Corp., 3.50%, 9/1/21	150	161
6.00%, 10/15/33	100	123
6.45%, 11/1/37	30	39
		398

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Auto Parts Manufacturing – 0.1%

BorgWarner, Inc., 4.38%, 3/15/45	$170	$162

Delphi Corp., 4.15%, 3/15/24	300	309

Johnson Controls, Inc., 5.00%, 3/30/20	155	169
5.70%, 3/1/41	250	271
4.63%, 7/2/44	465	450
		1,361

Automobiles Manufacturing – 0.5%

American Honda Finance Corp., 1.60%, 7/13/18	180	181
2.13%, 10/10/18	75	76
2.25%, 8/15/19	250	256
2.15%, 3/13/20	800	811

Daimler Finance North America LLC, 8.50%, 1/18/31	175	268

Ford Motor Co., 7.45%, 7/16/31	350	456
4.75%, 1/15/43	500	502

Ford Motor Credit Co. LLC, 3.00%, 6/12/17	640	649
2.88%, 10/1/18	200	204
2.60%, 11/4/19	200	201
2.46%, 3/27/20	260	258
3.16%, 8/4/20	860	877
3.20%, 1/15/21	200	204
3.34%, 3/18/21	500	515
5.88%, 8/2/21	500	573
3.22%, 1/9/22	200	204
4.25%, 9/20/22	300	321

General Motors Co., 3.50%, 10/2/18	1,000	1,024
6.25%, 10/2/43	550	587
6.75%, 4/1/46	145	165

General Motors Financial Co., Inc., 6.75%, 6/1/18	500	540
3.20%, 7/13/20	395	394
4.38%, 9/25/21	400	413
3.45%, 4/10/22	500	491

Toyota Motor Credit Corp., 1.75%, 5/22/17	150	151
1.25%, 10/5/17	250	250
1.38%, 1/10/18	500	503

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Automobiles Manufacturing – 0.5% – continued
1.55%, 7/13/18	$90	$91
2.00%, 10/24/18	400	407
2.10%, 1/17/19	100	102
1.70%, 2/19/19	500	505
2.13%, 7/18/19	100	102
4.50%, 6/17/20	300	334
		12,615

Banks – 0.9%

Bank of America N.A., 6.00%, 10/15/36	250	304

Bank One Corp., 7.75%, 7/15/25	54	68

BB&T Corp., 1.60%, 8/15/17	50	50
1.45%, 1/12/18	80	80
2.05%, 6/19/18	100	101
2.25%, 2/1/19	100	102
2.45%, 1/15/20	450	458

Branch Banking & Trust Co., 2.30%, 10/15/18	500	508
2.85%, 4/1/21	650	669
3.63%, 9/16/25	250	262
3.80%, 10/30/26	250	265

Capital One N.A., 1.50%, 3/22/18	250	246
2.40%, 9/5/19	250	249

Citizens Bank N.A., 2.50%, 3/14/19	250	252

Comerica Bank, 2.50%, 6/2/20	500	502

Discover Bank, 2.00%, 2/21/18	500	497
2.60%, 11/13/18	250	251
3.20%, 8/9/21	250	250

Fifth Third Bancorp, 2.88%, 7/27/20	500	507
3.50%, 3/15/22	200	208
4.30%, 1/16/24	220	232
8.25%, 3/1/38	275	401

Fifth Third Bank, 2.88%, 10/1/21	250	255

HSBC Bank USA N.A., 4.88%, 8/24/20	300	322
7.00%, 1/15/39	350	437

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Banks – 0.9% – continued

HSBC USA, Inc., 1.63%, 1/16/18	$180	$180
2.63%, 9/24/18	80	81
2.38%, 11/13/19	250	251
2.35%, 3/5/20	700	693
2.75%, 8/7/20	750	753
3.50%, 6/23/24	1,000	1,016

JPMorgan Chase Bank N.A., 6.00%, 10/1/17	1,400	1,486

KeyBank N.A., 2.50%, 12/15/19	250	253
2.25%, 3/16/20	1,000	1,001
3.30%, 6/1/25	250	256

KeyCorp, 2.30%, 12/13/18	250	251
5.10%, 3/24/21	25	28

Manufacturers & Traders Trust Co., 1.40%, 7/25/17	250	249
6.63%, 12/4/17	250	270
1.45%, 3/7/18	500	496

MUFG Union Bank N.A., 2.63%, 9/26/18	250	254

PNC Bank N.A., 4.88%, 9/21/17	100	105
1.50%, 10/18/17	500	500
1.85%, 7/20/18	250	252
2.30%, 6/1/20	500	505
2.70%, 11/1/22	750	745
2.95%, 1/30/23	250	252
3.80%, 7/25/23	250	263

PNC Financial Services Group (The), Inc., 2.85%, 11/9/22 (3)	100	101

PNC Funding Corp., 6.70%, 6/10/19	600	686
4.38%, 8/11/20	500	548
3.30%, 3/8/22	150	157

SunTrust Bank, 7.25%, 3/15/18	125	137
2.75%, 5/1/23	350	344

SunTrust Banks, Inc., 2.35%, 11/1/18	25	25
2.50%, 5/1/19	200	202

US Bancorp, 1.95%, 11/15/18	200	203

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Banks – 0.9% – continued
4.13%, 5/24/21	$200	$220
3.00%, 3/15/22	115	120
2.95%, 7/15/22	1,200	1,232

US Bank N.A., 1.38%, 9/11/17	350	351
1.35%, 1/26/18	500	501

Wachovia Corp., 5.75%, 6/15/17	350	368
5.75%, 2/1/18	600	646

Wells Fargo Bank N.A., 5.85%, 2/1/37	250	304
6.60%, 1/15/38	300	397

Wells Fargo Capital X, 5.95%, 12/15/36	100	102
		24,260

Biotechnology – 0.4%

Amgen, Inc., 1.25%, 5/22/17	70	70
5.85%, 6/1/17	305	321
2.20%, 5/22/19	750	767
4.50%, 3/15/20	425	466
4.10%, 6/15/21	165	180
3.88%, 11/15/21	250	271
6.38%, 6/1/37	100	124
6.40%, 2/1/39	100	125
5.75%, 3/15/40	935	1,101
5.15%, 11/15/41	250	276
5.65%, 6/15/42	100	118
5.38%, 5/15/43	200	228
4.40%, 5/1/45	250	255

Biogen, Inc., 2.90%, 9/15/20	200	206
4.05%, 9/15/25	95	102
5.20%, 9/15/45	100	111

Celgene Corp., 2.13%, 8/15/18	85	86
2.30%, 8/15/18	35	36
2.25%, 5/15/19	165	167
3.63%, 5/15/24	1,000	1,034
3.88%, 8/15/25	265	278
5.25%, 8/15/43	85	95
5.00%, 8/15/45	250	270

Gilead Sciences, Inc., 2.05%, 4/1/19	100	102

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Biotechnology – 0.4% – continued
2.35%, 2/1/20	$85	$87
2.55%, 9/1/20	240	247
4.50%, 4/1/21	200	223
3.25%, 9/1/22	145	153
3.50%, 2/1/25	1,000	1,055
3.65%, 3/1/26	500	531
5.65%, 12/1/41	330	400
4.50%, 2/1/45	250	265
4.75%, 3/1/46	90	99
		9,849

Cable & Satellite – 0.4%

CCO Safari II LLC, 3.58%, 7/23/20 (4)	410	419
4.46%, 7/23/22 (4)	2,385	2,493
4.91%, 7/23/25 (4)	500	527

Comcast Corp., 3.38%, 2/15/25	1,320	1,403
7.05%, 3/15/33	140	193
5.65%, 6/15/35	5	6
6.45%, 3/15/37	590	782
6.95%, 8/15/37	450	632
6.40%, 5/15/38	635	846
6.40%, 3/1/40	145	197
4.75%, 3/1/44	500	564

Time Warner Cable, Inc., 8.75%, 2/14/19	300	351
6.55%, 5/1/37	200	219
7.30%, 7/1/38	705	827
6.75%, 6/15/39	130	146
		9,605

Chemicals – 0.4%

Air Products & Chemicals, Inc., 1.20%, 10/15/17	250	250
3.00%, 11/3/21	300	315
2.75%, 2/3/23	250	252

Airgas, Inc., 1.65%, 2/15/18	250	250
2.90%, 11/15/22	150	149
3.65%, 7/15/24	70	71

Cabot Corp., 2.55%, 1/15/18	300	303

CF Industries, Inc., 6.88%, 5/1/18	300	326

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Chemicals – 0.4% – continued
3.45%, 6/1/23	$110	$106
5.15%, 3/15/34	735	692

Dow Chemical (The) Co., 4.25%, 11/15/20	155	169
4.13%, 11/15/21	200	218
3.00%, 11/15/22	100	102
7.38%, 11/1/29	100	128
4.25%, 10/1/34	150	146
9.40%, 5/15/39	300	454
5.25%, 11/15/41	400	425
4.38%, 11/15/42	500	480

E.I. du Pont de Nemours & Co., 4.63%, 1/15/20	185	203
2.80%, 2/15/23	630	633
6.50%, 1/15/28	100	123
4.15%, 2/15/43	250	236

Eastman Chemical Co., 2.40%, 6/1/17	560	565
2.70%, 1/15/20	120	122
4.80%, 9/1/42	200	190
4.65%, 10/15/44	100	96

Lubrizol Corp., 6.50%, 10/1/34	50	65

Monsanto Co., 5.13%, 4/15/18	240	256
2.20%, 7/15/22	65	63
5.50%, 8/15/25	50	57
4.20%, 7/15/34	55	52
5.88%, 4/15/38	256	284
4.40%, 7/15/44	250	232

Mosaic (The) Co., 5.45%, 11/15/33	250	257
4.88%, 11/15/41	100	94

PPG Industries, Inc., 6.65%, 3/15/18	38	41
2.30%, 11/15/19	250	254

Praxair, Inc., 1.05%, 11/7/17	85	85
1.25%, 11/7/18	150	150
4.50%, 8/15/19	400	438
4.05%, 3/15/21	100	110
2.45%, 2/15/22	250	256
2.20%, 8/15/22	150	150
3.55%, 11/7/42	125	117

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Chemicals – 0.4% – continued

Rohm & Haas Co., 6.00%, 9/15/17	$72	$76

Sherwin-Williams (The) Co., 1.35%, 12/15/17	100	100
4.55%, 8/1/45	30	30

Westlake Chemical Corp., 3.60%, 7/15/22	65	65
		10,236

Commercial Finance – 0.1%

Air Lease Corp., 3.38%, 1/15/19	65	65
3.75%, 2/1/22	125	124
4.25%, 9/15/24	350	346

GATX Corp., 2.38%, 7/30/18	35	35
5.20%, 3/15/44	35	34

Private Export Funding Corp., 1.45%, 8/15/19	2,000	2,024
		2,628

Communications Equipment – 0.4%

Apple, Inc., 2.10%, 5/6/19	700	720
2.25%, 2/23/21	335	341
2.85%, 5/6/21	675	708
2.70%, 5/13/22	315	326
3.45%, 5/6/24	1,740	1,856
3.20%, 5/13/25	985	1,032
3.85%, 5/4/43	230	224
4.45%, 5/6/44	250	263
3.45%, 2/9/45	250	226

CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	100	101

Cisco Systems, Inc., 1.65%, 6/15/18	60	61
4.95%, 2/15/19	120	133
2.13%, 3/1/19	875	900
2.45%, 6/15/20	1,100	1,142
2.90%, 3/4/21	50	52
5.90%, 2/15/39	690	892

Juniper Networks, Inc., 4.60%, 3/15/21	100	105
5.95%, 3/15/41	100	91

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Communications Equipment – 0.4% – continued

Motorola Solutions, Inc., 3.50%, 3/1/23	$470	$432
		9,605

Construction Materials Manufacturing – 0.0%

Martin Marietta Materials, Inc., 6.60%, 4/15/18	100	107

Owens Corning, 4.20%, 12/15/22	190	192
		299

Consumer Finance – 0.3%

American Express Co., 6.15%, 8/28/17	800	851
7.00%, 3/19/18	300	329
2.65%, 12/2/22	632	630
3.63%, 12/5/24	125	126

American Express Credit Corp., 1.13%, 6/5/17	400	400
1.80%, 7/31/18	500	502
2.38%, 5/26/20	300	304

Capital One Bank USA N.A., 2.25%, 2/13/19	300	299
2.30%, 6/5/19	300	299

Capital One Financial Corp., 2.45%, 4/24/19	500	505
3.75%, 4/24/24	1,000	1,029

Fidelity National Information Services, Inc., 2.00%, 4/15/18	40	40
5.00%, 3/15/22	200	208

Fiserv, Inc., 4.63%, 10/1/20	250	270
3.50%, 10/1/22	50	53

HSBC Finance Corp., 6.68%, 1/15/21	500	574

Synchrony Financial, 2.70%, 2/3/20	250	248

Total System Services, Inc., 2.38%, 6/1/18	200	200

Western Union (The) Co., 6.20%, 11/17/36	50	51
6.20%, 6/21/40	70	68
		6,986

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Consumer Products – 0.2%

Clorox (The) Co., 5.95%, 10/15/17	$25	$27
3.05%, 9/15/22	250	255

Colgate-Palmolive Co., 0.90%, 5/1/18	250	250
2.45%, 11/15/21	1,000	1,038
2.30%, 5/3/22	165	171
1.95%, 2/1/23	250	250

Estee Lauder (The) Cos., Inc., 2.35%, 8/15/22	50	51
6.00%, 5/15/37	100	126
4.38%, 6/15/45	150	163

Kimberly-Clark Corp., 6.13%, 8/1/17	50	53
6.25%, 7/15/18	150	167
2.15%, 8/15/20	150	153
2.40%, 3/1/22	50	51
6.63%, 8/1/37	350	484
3.70%, 6/1/43	100	103

Procter & Gamble (The) Co., 4.70%, 2/15/19	200	220
1.90%, 11/1/19	100	103
1.85%, 2/2/21	190	193
2.30%, 2/6/22	215	221
3.10%, 8/15/23	250	267
5.80%, 8/15/34	100	131
5.55%, 3/5/37	50	66

Unilever Capital Corp., 2.10%, 7/30/20	670	685
4.25%, 2/10/21	250	280
5.90%, 11/15/32	125	168
		5,676

Consumer Services – 0.0%

Ecolab, Inc., 1.45%, 12/8/17	100	100
2.25%, 1/12/20	100	101
4.35%, 12/8/21	250	276
3.25%, 1/14/23	65	67
5.50%, 12/8/41	455	522
		1,066

Containers & Packaging – 0.1%

3M Co., 1.00%, 6/26/17	150	150

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Containers & Packaging – 0.1% – continued
1.38%, 8/7/18	$350	$354
5.70%, 3/15/37	350	455

International Paper Co., 4.75%, 2/15/22	104	114
3.65%, 6/15/24	250	254
7.30%, 11/15/39	45	53
6.00%, 11/15/41	250	271
5.15%, 5/15/46	250	252

Packaging Corp. of America, 4.50%, 11/1/23	100	105
3.65%, 9/15/24	250	248

Sonoco Products Co., 4.38%, 11/1/21	25	27
5.75%, 11/1/40	150	170

WestRock MWV LLC, 7.95%, 2/15/31	100	125

WestRock RKT Co., 3.50%, 3/1/20	150	152
		2,730

Department Stores – 0.1%

Kohl’s Corp., 4.00%, 11/1/21	85	89
3.25%, 2/1/23	100	95
4.75%, 12/15/23	250	258

Macy’s Retail Holdings, Inc., 3.88%, 1/15/22	30	31
2.88%, 2/15/23	150	143
6.90%, 4/1/29	305	328
6.90%, 1/15/32	250	266
4.50%, 12/15/34	100	81
5.13%, 1/15/42	40	34

Nordstrom, Inc., 6.25%, 1/15/18	325	350
4.00%, 10/15/21	150	159
7.00%, 1/15/38	50	62
		1,896

Design, Manufacturing & Distribution – 0.0%

Arrow Electronics, Inc., 3.00%, 3/1/18	85	86

Diversified Banks – 1.7%

Bank of America Corp., 1.70%, 8/25/17	1,000	1,001

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Diversified Banks – 1.7% – continued
6.40%, 8/28/17	$200	$213
6.00%, 9/1/17	250	264
5.75%, 12/1/17	865	919
2.00%, 1/11/18	1,155	1,160
6.88%, 4/25/18	505	555
5.65%, 5/1/18	450	483
6.88%, 11/15/18	275	308
2.60%, 1/15/19	300	305
2.65%, 4/1/19	850	865
7.63%, 6/1/19	1,040	1,210
2.25%, 4/21/20	1,000	990
5.00%, 5/13/21	400	444
5.70%, 1/24/22	1,000	1,148
4.10%, 7/24/23	100	105
4.00%, 4/1/24	165	173
4.20%, 8/26/24	1,500	1,527
4.00%, 1/22/25	500	501
3.95%, 4/21/25	1,000	995
4.25%, 10/22/26	100	102
6.11%, 1/29/37	150	173
7.75%, 5/14/38	275	376
5.88%, 2/7/42	250	303
5.00%, 1/21/44	100	110
4.88%, 4/1/44	595	648

Citigroup, Inc., 6.00%, 8/15/17	100	106
1.85%, 11/24/17	600	601
1.70%, 4/27/18	210	209
1.75%, 5/1/18	150	150
2.55%, 4/8/19	65	66
2.50%, 7/29/19	250	253
2.40%, 2/18/20	710	713
2.70%, 3/30/21	405	408
4.50%, 1/14/22	735	805
4.05%, 7/30/22	90	94
3.38%, 3/1/23	150	152
3.50%, 5/15/23	190	190
3.88%, 10/25/23	200	209
4.00%, 8/5/24	150	151
3.88%, 3/26/25	750	743
3.70%, 1/12/26	500	513
4.60%, 3/9/26	205	210
4.30%, 11/20/26	325	323
6.63%, 6/15/32	100	117

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Diversified Banks – 1.7% – continued
6.00%, 10/31/33	$350	$384
6.13%, 8/25/36	125	140
8.13%, 7/15/39	1,180	1,746
5.88%, 1/30/42	30	36
5.30%, 5/6/44	50	52

JPMorgan Chase & Co., 6.13%, 6/27/17	100	105
2.00%, 8/15/17	125	126
6.00%, 1/15/18	1,610	1,734
1.80%, 1/25/18	1,000	1,005
1.63%, 5/15/18	200	200
2.35%, 1/28/19	1,750	1,783
6.30%, 4/23/19	500	565
2.25%, 1/23/20	1,000	1,008
4.95%, 3/25/20	375	414
2.75%, 6/23/20	200	205
4.40%, 7/22/20	300	326
4.63%, 5/10/21	250	277
4.35%, 8/15/21	615	672
3.25%, 9/23/22	210	219
3.63%, 5/13/24	250	261
3.88%, 9/10/24	1,250	1,282
3.90%, 7/15/25	255	270
6.40%, 5/15/38	554	736
5.60%, 7/15/41	405	497
5.40%, 1/6/42	100	119
5.63%, 8/16/43	150	173
4.85%, 2/1/44	500	570
4.95%, 6/1/45	500	528

Wells Fargo & Co., 2.10%, 5/8/17	250	253
1.40%, 9/8/17	1,000	1,002
5.63%, 12/11/17	445	477
2.15%, 1/15/19	135	137
2.60%, 7/22/20	675	691
3.00%, 1/22/21	100	104
4.60%, 4/1/21	500	555
3.50%, 3/8/22	1,000	1,066
3.45%, 2/13/23	125	128
4.13%, 8/15/23	200	213
3.30%, 9/9/24	1,500	1,548
3.00%, 2/19/25	250	252
4.30%, 7/22/27	110	117

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Diversified Banks – 1.7% – continued
5.38%, 2/7/35	$425	$514
4.65%, 11/4/44	375	386
3.90%, 5/1/45	950	950
		44,717

Educational Services – 0.0%

Board of Trustees of The Leland Stanford Junior University (The), 4.75%, 5/1/19	200	221

California Institute of Technology, 4.70%, 11/1/11 (5)	110	113

George Washington University (The), 3.49%, 9/15/22	50	52

Johns Hopkins University, 4.08%, 7/1/53	100	106

Massachusetts Institute of Technology, 5.60%, 7/1/11 (5)	190	242
4.68%, 7/1/14 (6)	15	16

Northwestern University, 4.64%, 12/1/44	50	60

Princeton University, 4.95%, 3/1/19	100	111

Trustees of Dartmouth College, 4.75%, 6/1/19	170	188

University of Pennsylvania, 4.67%, 9/1/12 (7)	100	107

Vanderbilt University (The), 5.25%, 4/1/19	100	111
		1,327

Electrical Equipment Manufacturing – 0.7%

ABB Finance USA, Inc., 1.63%, 5/8/17	90	90
4.38%, 5/8/42	250	264

Amphenol Corp., 3.13%, 9/15/21	100	102

Emerson Electric Co., 5.38%, 10/15/17	100	106
5.25%, 10/15/18	325	358
5.00%, 4/15/19	1,000	1,104
2.63%, 12/1/21	225	231
2.63%, 2/15/23	85	86
6.00%, 8/15/32	25	31
6.13%, 4/15/39	50	65

General Electric Co., 2.30%, 4/27/17	250	254

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Electrical Equipment Manufacturing – 0.7% – continued
5.63%, 9/15/17	$1,175	$1,255
1.60%, 11/20/17	135	136
1.63%, 4/2/18	250	253
5.63%, 5/1/18	2,575	2,822
2.10%, 12/11/19	125	128
4.38%, 9/16/20	115	128
4.63%, 1/7/21	1,400	1,583
3.15%, 9/7/22	750	800
2.70%, 10/9/22	1,080	1,123
3.10%, 1/9/23	500	529
3.45%, 5/15/24	1,850	1,994
6.75%, 3/15/32	150	204
6.15%, 8/7/37	150	202
5.88%, 1/14/38	800	1,042
6.88%, 1/10/39	550	796
4.50%, 3/11/44	650	726

Honeywell International, Inc., 4.25%, 3/1/21	794	889
3.35%, 12/1/23	290	309
5.70%, 3/15/37	125	158

Rockwell Automation, Inc., 6.25%, 12/1/37	150	194

Roper Technologies, Inc., 1.85%, 11/15/17	160	160
2.05%, 10/1/18	120	121
3.00%, 12/15/20	125	128
		18,371

Entertainment Content – 0.3%

CBS Corp., 4.63%, 5/15/18	25	26
2.30%, 8/15/19	200	202
5.75%, 4/15/20	585	662
3.70%, 8/15/24	825	850
5.50%, 5/15/33	235	247

Scripps Networks Interactive, Inc., 2.75%, 11/15/19	200	201

Time Warner Entertainment Co. L.P., 8.38%, 3/15/23	75	96
8.38%, 7/15/33	215	273

Time Warner, Inc., 2.10%, 6/1/19	75	76
4.88%, 3/15/20	30	33
4.75%, 3/29/21	5	5

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Entertainment Content – 0.3% – continued
4.00%, 1/15/22	$470	$505
3.40%, 6/15/22	50	52
3.88%, 1/15/26	65	68
6.50%, 11/15/36	850	986
6.20%, 3/15/40	55	63
6.10%, 7/15/40	200	228
5.38%, 10/15/41	500	536

Viacom, Inc., 6.13%, 10/5/17	125	132
2.20%, 4/1/19	80	80
3.25%, 3/15/23	310	300
3.88%, 4/1/24	395	393
6.88%, 4/30/36	600	628
4.50%, 2/27/42	300	241

Walt Disney (The) Co., 1.10%, 12/1/17	25	25
5.50%, 3/15/19	400	450
1.85%, 5/30/19	40	41
2.30%, 2/12/21	230	237
3.75%, 6/1/21	510	559
2.55%, 2/15/22	75	78
4.13%, 12/1/41	105	112
3.70%, 12/1/42	130	130
		8,515

Exploration & Production – 0.3%

Anadarko Petroleum Corp., 6.95%, 6/15/19	500	541
7.95%, 6/15/39	45	50
6.20%, 3/15/40	15	14
4.50%, 7/15/44	500	392

Apache Corp., 3.25%, 4/15/22	180	173
6.00%, 1/15/37	360	358
5.10%, 9/1/40	250	227
5.25%, 2/1/42	260	239

ConocoPhillips, 6.65%, 7/15/18	100	109
5.75%, 2/1/19	209	227
5.90%, 10/15/32	270	274
5.90%, 5/15/38	100	103

Devon Energy Corp., 6.30%, 1/15/19	305	308
4.00%, 7/15/21	200	178
3.25%, 5/15/22	530	446

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Exploration & Production – 0.3% – continued
7.95%, 4/15/32	$165	$168

Devon Financing Co. LLC, 7.88%, 9/30/31	345	338

EOG Resources, Inc., 5.63%, 6/1/19	215	235
4.10%, 2/1/21	500	529
2.63%, 3/15/23	150	142

EQT Corp., 4.88%, 11/15/21	325	311

Hess Corp., 7.88%, 10/1/29	620	674
7.13%, 3/15/33	75	75

Kerr-McGee Corp., 7.88%, 9/15/31	70	77

Marathon Oil Corp., 2.80%, 11/1/22	560	456
6.80%, 3/15/32	175	155

Noble Energy, Inc., 5.63%, 5/1/21	114	115

Occidental Petroleum Corp., 4.10%, 2/1/21	750	810
3.13%, 2/15/22	150	155

Pioneer Natural Resources Co., 6.88%, 5/1/18	100	107
3.95%, 7/15/22	85	86
7.20%, 1/15/28	100	113

Tosco Corp., 8.13%, 2/15/30	245	302
		8,487

Financial Services – 1.4%

Ameriprise Financial, Inc., 7.30%, 6/28/19	75	87
5.30%, 3/15/20	95	106
4.00%, 10/15/23	250	264
3.70%, 10/15/24	500	518

Bank of New York Mellon (The) Corp., 5.50%, 12/1/17	100	106
1.30%, 1/25/18	500	501
1.35%, 3/6/18	150	150
2.20%, 5/15/19	65	66
5.45%, 5/15/19	75	83
2.15%, 2/24/20	355	358
3.55%, 9/23/21	1,455	1,551

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Financial Services – 1.4% – continued

Bear Stearns (The) Cos. LLC, 6.40%, 10/2/17	$150	$160
7.25%, 2/1/18	535	588

BlackRock, Inc., 4.25%, 5/24/21	280	310
3.38%, 6/1/22	250	267
3.50%, 3/18/24	250	265

Charles Schwab (The) Corp., 1.50%, 3/10/18	300	302
2.20%, 7/25/18	35	35
4.45%, 7/22/20	250	276
3.00%, 3/10/25	335	340

CME Group, Inc., 5.30%, 9/15/43	125	149

Goldman Sachs Group (The), Inc., 6.25%, 9/1/17	1,300	1,384
5.95%, 1/18/18	1,435	1,539
6.15%, 4/1/18	815	882
2.63%, 1/31/19	1,180	1,203
2.55%, 10/23/19	400	406
5.38%, 3/15/20	1,295	1,437
2.60%, 4/23/20	250	252
2.75%, 9/15/20	75	76
5.25%, 7/27/21	540	608
5.75%, 1/24/22	750	865
3.63%, 1/22/23	1,000	1,031
4.00%, 3/3/24	250	262
3.85%, 7/8/24	500	517
3.75%, 5/22/25	1,115	1,141
3.75%, 2/25/26	190	195
5.95%, 1/15/27	150	172
6.75%, 10/1/37	1,165	1,391
6.25%, 2/1/41	300	373
4.80%, 7/8/44	100	105
4.75%, 10/21/45	500	523

Jefferies Group LLC, 8.50%, 7/15/19	50	57
5.13%, 1/20/23	315	316

Legg Mason, Inc., 2.70%, 7/15/19	65	66

Morgan Stanley, 6.25%, 8/28/17	350	372
5.95%, 12/28/17	175	187
6.63%, 4/1/18	1,435	1,568

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Financial Services – 1.4% – continued
2.50%, 1/24/19	$750	$763
7.30%, 5/13/19	645	742
5.63%, 9/23/19	475	529
2.65%, 1/27/20	600	609
2.80%, 6/16/20	500	509
5.50%, 7/28/21	565	645
4.88%, 11/1/22	450	488
3.75%, 2/25/23	700	729
4.10%, 5/22/23	800	825
3.88%, 4/29/24	1,410	1,479
3.70%, 10/23/24	500	516
4.00%, 7/23/25	500	523
6.25%, 8/9/26	100	119
3.95%, 4/23/27	490	490
6.38%, 7/24/42	300	393
4.30%, 1/27/45	575	579

MUFG Americas Holdings Corp., 2.25%, 2/10/20	170	169
3.50%, 6/18/22	150	156

National Rural Utilities Cooperative Finance Corp., 5.45%, 4/10/17	300	313
2.15%, 2/1/19	165	168
2.30%, 11/15/19	500	511
2.00%, 1/27/20	50	50
3.05%, 2/15/22	35	36
2.85%, 1/27/25	1,000	1,018
8.00%, 3/1/32	50	71

State Street Corp., 3.10%, 5/15/23	225	227
3.70%, 11/20/23	550	592
3.30%, 12/16/24	120	125

TD Ameritrade Holding Corp., 2.95%, 4/1/22	80	82
		36,866

Food & Beverage – 1.0%

Anheuser-Busch Cos. LLC, 5.50%, 1/15/18	375	404
5.95%, 1/15/33	100	120
5.75%, 4/1/36	100	120
6.45%, 9/1/37	50	64

Anheuser-Busch InBev Finance, Inc., 1.25%, 1/17/18	360	361

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Food & Beverage – 1.0% – continued
2.15%, 2/1/19	$500	$511
3.30%, 2/1/23	500	520
3.65%, 2/1/26	780	820
4.70%, 2/1/36	1,700	1,837
4.00%, 1/17/43	150	148
4.63%, 2/1/44	250	271
4.90%, 2/1/46	1,910	2,135

Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17	500	503
5.38%, 1/15/20	450	507
2.50%, 7/15/22	60	61
8.20%, 1/15/39	750	1,134
3.75%, 7/15/42	65	62

Archer-Daniels-Midland Co., 5.45%, 3/15/18	141	153
4.48%, 3/1/21	34	38
4.02%, 4/16/43	56	56

Beam Suntory, Inc., 1.88%, 5/15/17	65	65
1.75%, 6/15/18	250	250

Brown-Forman Corp., 1.00%, 1/15/18	65	65
3.75%, 1/15/43	50	48
4.50%, 7/15/45	200	219

Campbell Soup Co., 2.50%, 8/2/22	205	201
3.80%, 8/2/42	40	37

Coca-Cola (The) Co., 1.65%, 3/14/18	125	127
1.15%, 4/1/18	250	252
2.45%, 11/1/20	500	522
3.15%, 11/15/20	260	279
3.30%, 9/1/21	250	270
2.50%, 4/1/23	355	365
3.20%, 11/1/23	100	107

ConAgra Foods, Inc., 7.00%, 4/15/19	101	115
3.25%, 9/15/22	55	56
3.20%, 1/25/23	118	119
7.00%, 10/1/28	200	243

Dr. Pepper Snapple Group, Inc., 2.60%, 1/15/19	80	82
2.00%, 1/15/20	90	90

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Food & Beverage – 1.0% – continued

General Mills, Inc., 2.20%, 10/21/19	$300	$305
3.15%, 12/15/21	500	523
3.65%, 2/15/24	75	79
5.40%, 6/15/40	70	84

Ingredion, Inc., 1.80%, 9/25/17	155	154

JM Smucker (The) Co., 3.50%, 3/15/25	500	521
4.38%, 3/15/45	250	262

Kellogg Co., 1.75%, 5/17/17	75	76
3.25%, 5/21/18	130	135
2.75%, 3/1/23	350	353

Kraft Heinz Foods Co., 2.80%, 7/2/20 (4)	370	380
3.50%, 6/6/22	880	925
3.95%, 7/15/25 (4)	140	149
5.00%, 7/15/35 (4)	500	551
5.00%, 6/4/42	205	223
5.20%, 7/15/45 (4)	670	750

Mead Johnson Nutrition Co., 4.90%, 11/1/19	250	274
5.90%, 11/1/39	451	527

Molson Coors Brewing Co., 2.00%, 5/1/17	60	60
5.00%, 5/1/42	100	104

Mondelez International, Inc., 2.25%, 2/1/19	250	255
5.38%, 2/10/20	1,200	1,353

PepsiCo, Inc., 5.00%, 6/1/18	650	705
2.25%, 1/7/19	500	514
4.50%, 1/15/20	300	334
2.15%, 10/14/20	285	292
3.00%, 8/25/21	770	822
2.75%, 3/5/22	385	404
2.75%, 4/30/25	500	512
3.50%, 7/17/25	100	109
2.85%, 2/24/26	115	118
4.88%, 11/1/40	265	298
4.00%, 3/5/42	50	52
3.60%, 8/13/42	50	49
4.25%, 10/22/44	70	75

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Food & Beverage – 1.0% – continued
4.60%, 7/17/45	$130	$146

Tyson Foods, Inc., 2.65%, 8/15/19	290	297
4.50%, 6/15/22	300	329
4.88%, 8/15/34	100	107
		26,543

Forest & Paper Products Manufacturing – 0.1%

Domtar Corp., 6.75%, 2/15/44	100	102

Georgia-Pacific LLC, 8.00%, 1/15/24	500	644
7.75%, 11/15/29	500	684
		1,430

Hardware – 0.1%

Corning, Inc., 4.25%, 8/15/20	250	265
5.75%, 8/15/40	170	189

EMC Corp., 1.88%, 6/1/18	35	34
2.65%, 6/1/20	540	506
3.38%, 6/1/23	300	252

HP, Inc., 4.38%, 9/15/21	540	564
4.65%, 12/9/21	225	238
6.00%, 9/15/41	275	247

NetApp, Inc., 3.25%, 12/15/22	150	146

Pitney Bowes, Inc., 4.63%, 3/15/24	150	153
		2,594

Health Care Facilities & Services – 0.3%

AmerisourceBergen Corp., 1.15%, 5/15/17	175	175
3.25%, 3/1/25	135	137
4.25%, 3/1/45	60	58

Cardinal Health, Inc., 1.90%, 6/15/17	65	65
1.70%, 3/15/18	25	25
4.63%, 12/15/20	250	278
3.20%, 6/15/22	150	156
3.75%, 9/15/25	250	264
4.60%, 3/15/43	35	36
4.50%, 11/15/44	175	177

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Health Care Facilities & Services – 0.3% – continued

Catholic Health Initiatives, 1.60%, 11/1/17	$85	$85

Express Scripts Holding Co., 4.75%, 11/15/21	500	543
4.50%, 2/25/26	130	135
6.13%, 11/15/41	100	112

Express Scripts, Inc., 7.25%, 6/15/19	440	510

Laboratory Corp. of America Holdings, 2.50%, 11/1/18	385	388
2.63%, 2/1/20	1,175	1,180
4.70%, 2/1/45	300	294

McKesson Corp., 1.40%, 3/15/18	80	80
2.70%, 12/15/22	120	119
3.80%, 3/15/24	160	167
6.00%, 3/1/41	250	296
4.88%, 3/15/44	355	377

Medco Health Solutions, Inc., 7.13%, 3/15/18	300	330

Memorial Sloan-Kettering Cancer Center, 4.13%, 7/1/52	100	100

Quest Diagnostics, Inc., 4.75%, 1/30/20	340	370
2.50%, 3/30/20	130	130
5.75%, 1/30/40	28	30
		6,617

Home & Office Products Manufacturing – 0.0%

Newell Rubbermaid, Inc., 2.60%, 3/29/19	230	233
2.88%, 12/1/19	125	126
4.20%, 4/1/26	100	105
		464

Home Improvement – 0.0%

Stanley Black & Decker, Inc., 3.40%, 12/1/21	265	281
2.90%, 11/1/22	65	66

Whirlpool Corp., 1.65%, 11/1/17	100	100
4.85%, 6/15/21	100	111
4.70%, 6/1/22	100	110
3.70%, 3/1/23	100	104
		772

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Industrial Other – 0.0%

Fluor Corp., 3.50%, 12/15/24	$450	$466

Integrated Oils – 0.2%

Chevron Corp., 2.19%, 11/15/19	1,250	1,274
2.43%, 6/24/20	500	511
3.19%, 6/24/23	210	216
3.33%, 11/17/25	415	427

ConocoPhillips Co., 1.05%, 12/15/17	6	6
2.40%, 12/15/22	1,835	1,735

Exxon Mobil Corp., 1.91%, 3/6/20	1,070	1,082
2.73%, 3/1/23	105	107
2.71%, 3/6/25	500	503
3.57%, 3/6/45	590	574
		6,435

Internet Media – 0.0%

Google, Inc., 3.63%, 5/19/21	250	275

Leisure Products Manufacturing – 0.0%

Hasbro, Inc., 3.15%, 5/15/21	35	36
6.35%, 3/15/40	250	293

Mattel, Inc., 1.70%, 3/15/18	35	35
2.35%, 5/6/19	150	152
6.20%, 10/1/40	50	55
		571

Life Insurance – 0.3%

Aflac, Inc., 6.90%, 12/17/39	80	105
6.45%, 8/15/40	55	69

Lincoln National Corp., 4.85%, 6/24/21	100	109
4.00%, 9/1/23	275	280
6.15%, 4/7/36	150	170
6.30%, 10/9/37	100	113

MetLife, Inc., 4.75%, 2/8/21	165	183
3.05%, 12/15/22	800	813
4.37%, 9/15/23	150	164

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Life Insurance – 0.3% – continued
6.38%, 6/15/34	$485	$608
5.70%, 6/15/35	350	408
6.40%, 12/15/36	150	155
4.05%, 3/1/45	500	473

Primerica, Inc., 4.75%, 7/15/22	100	108

Principal Financial Group, Inc., 1.85%, 11/15/17	65	65
6.05%, 10/15/36	60	71
4.63%, 9/15/42	40	40

Protective Life Corp., 7.38%, 10/15/19	300	349
8.45%, 10/15/39	425	571

Prudential Financial, Inc., 2.30%, 8/15/18	140	142
2.35%, 8/15/19	200	202
5.38%, 6/21/20	175	195
4.50%, 11/15/20	270	294
3.50%, 5/15/24	85	86
5.75%, 7/15/33	50	56
5.70%, 12/14/36	200	226
6.63%, 12/1/37	200	245
8.88%, 6/15/38 (1)	450	494
5.63%, 5/12/41	260	287
5.63%, 6/15/43 (1)	200	204
5.20%, 3/15/44 (1)	65	63

Reinsurance Group of America, Inc., 5.00%, 6/1/21	550	598

Torchmark Corp., 3.80%, 9/15/22	420	429

Voya Financial, Inc., 5.50%, 7/15/22	45	50
		8,425

Machinery Manufacturing – 0.5%

Caterpillar Financial Services Corp., 5.85%, 9/1/17	592	628
1.30%, 3/1/18	40	40
5.45%, 4/15/18	300	325
3.75%, 11/24/23	1,000	1,073

Caterpillar, Inc., 3.90%, 5/27/21	500	548
5.20%, 5/27/41	450	519
3.80%, 8/15/42	102	99
4.30%, 5/15/44	150	156

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Machinery Manufacturing – 0.5% – continued

Deere & Co., 2.60%, 6/8/22	$125	$128
5.38%, 10/16/29	250	301
8.10%, 5/15/30	100	147

Dover Corp., 4.30%, 3/1/21	310	340

Eaton Corp., 1.50%, 11/2/17	215	215
2.75%, 11/2/22	1,000	1,001

IDEX Corp., 4.20%, 12/15/21	200	212

Illinois Tool Works, Inc., 1.95%, 3/1/19	130	132
3.38%, 9/15/21	250	267
3.50%, 3/1/24	250	270
3.90%, 9/1/42	200	202

Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 6/15/23	1,500	1,617

John Deere Capital Corp., 1.20%, 10/10/17	250	250
1.30%, 3/12/18	250	250
1.60%, 7/13/18	215	217
5.75%, 9/10/18	200	221
1.70%, 1/15/20	150	150
2.05%, 3/10/20	1,250	1,261
2.45%, 9/11/20	100	102
3.15%, 10/15/21	250	263
2.80%, 1/27/23	150	152

Kennametal, Inc., 2.65%, 11/1/19	100	94

Parker-Hannifin Corp., 3.30%, 11/21/24	215	226
4.20%, 11/21/34	200	212
4.45%, 11/21/44	500	544
		12,162

Managed Care – 0.3%

Aetna, Inc., 1.75%, 5/15/17	50	50
1.50%, 11/15/17	100	100
4.13%, 6/1/21	250	271
2.75%, 11/15/22	400	399
6.63%, 6/15/36	40	51
6.75%, 12/15/37	150	196
4.50%, 5/15/42	100	102

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Managed Care – 0.3% – continued

Anthem, Inc., 5.88%, 6/15/17	$350	$368
1.88%, 1/15/18	205	206
2.30%, 7/15/18	165	167
3.30%, 1/15/23	430	435
3.50%, 8/15/24	160	162
5.95%, 12/15/34	50	58
4.63%, 5/15/42	525	518

Cigna Corp., 3.25%, 4/15/25	330	329
6.15%, 11/15/36	45	53
5.38%, 2/15/42	310	341

Humana, Inc., 2.63%, 10/1/19	100	101
3.15%, 12/1/22	85	86
8.15%, 6/15/38	280	384

UnitedHealth Group, Inc., 1.40%, 10/15/17	85	85
1.63%, 3/15/19	210	211
4.70%, 2/15/21	300	339
2.88%, 3/15/22	1,300	1,347
3.75%, 7/15/25	430	463
5.80%, 3/15/36	250	318
6.63%, 11/15/37	585	806
6.88%, 2/15/38	225	316
		8,262

Mass Merchants – 0.4%

Costco Wholesale Corp., 1.13%, 12/15/17	400	402

Target Corp., 5.38%, 5/1/17	575	602
2.30%, 6/26/19	1,000	1,035
3.88%, 7/15/20	195	213
2.90%, 1/15/22	515	545
6.50%, 10/15/37	125	173
7.00%, 1/15/38	325	462

Wal-Mart Stores, Inc., 1.13%, 4/11/18	350	353
3.63%, 7/8/20	200	218
4.25%, 4/15/21	600	673
3.30%, 4/22/24	625	674
5.88%, 4/5/27	250	321
5.25%, 9/1/35	175	217
6.50%, 8/15/37	750	1,045

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Mass Merchants – 0.4% – continued
6.20%, 4/15/38	$275	$372
5.63%, 4/1/40	555	713
4.88%, 7/8/40	90	107
5.00%, 10/25/40	350	418
5.63%, 4/15/41	375	485
4.00%, 4/11/43	170	180
4.75%, 10/2/43	100	118
4.30%, 4/22/44	250	280
		9,606

Medical Equipment & Devices Manufacturing – 0.5%

Abbott Laboratories, 2.95%, 3/15/25	1,000	1,010

Agilent Technologies, Inc., 3.20%, 10/1/22	225	228
3.88%, 7/15/23	250	261

Becton Dickinson and Co., 6.38%, 8/1/19	125	142
2.68%, 12/15/19	429	440
3.25%, 11/12/20	430	449
3.13%, 11/8/21	150	155
3.30%, 3/1/23	130	132
6.00%, 5/15/39	290	350
4.69%, 12/15/44	55	59

Boston Scientific Corp., 2.65%, 10/1/18	80	81
2.85%, 5/15/20	130	132
3.85%, 5/15/25	250	259
7.38%, 1/15/40	100	127

CR Bard, Inc., 1.38%, 1/15/18	160	160

Danaher Corp., 5.63%, 1/15/18	200	215
3.90%, 6/23/21	250	274

Life Technologies Corp., 6.00%, 3/1/20	500	560

Medtronic, Inc., 1.50%, 3/15/18	280	282
2.50%, 3/15/20	1,000	1,035
4.13%, 3/15/21	500	551
3.13%, 3/15/22	150	158
2.75%, 4/1/23	80	82
3.50%, 3/15/25	750	801
4.38%, 3/15/35	1,275	1,380

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Medical Equipment & Devices Manufacturing – 0.5% – continued
6.50%, 3/15/39	$100	$133
5.55%, 3/15/40	200	239
4.50%, 3/15/42	100	109
4.63%, 3/15/44	100	112
4.63%, 3/15/45	500	560

St. Jude Medical, Inc., 3.25%, 4/15/23	140	142
4.75%, 4/15/43	150	159

Stryker Corp., 4.10%, 4/1/43	50	49
4.38%, 5/15/44	200	206

Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	115	116
3.60%, 8/15/21	250	259
3.30%, 2/15/22	320	326
4.15%, 2/1/24	100	105

Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	120	122
3.38%, 11/30/21	250	257
3.15%, 4/1/22	500	507
3.55%, 4/1/25	120	121
5.75%, 11/30/39	100	116
4.45%, 8/15/45	225	222
		13,183

Metals & Mining – 0.1%

Barrick North America Finance LLC, 4.40%, 5/30/21	326	333
7.50%, 9/15/38	100	97

Newmont Mining Corp., 3.50%, 3/15/22	585	581
5.88%, 4/1/35	100	97
4.88%, 3/15/42	150	129

Nucor Corp., 5.85%, 6/1/18	200	215
4.00%, 8/1/23	250	261
6.40%, 12/1/37	150	166
5.20%, 8/1/43	125	127

Southern Copper Corp., 3.88%, 4/23/25	100	96
7.50%, 7/27/35	300	314
6.75%, 4/16/40	90	87
5.88%, 4/23/45	500	443
		2,946

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Oil & Gas Services & Equipment – 0.1%

Baker Hughes, Inc., 3.20%, 8/15/21	$100	$102
5.13%, 9/15/40	210	211

Cameron International Corp., 4.50%, 6/1/21	125	133
5.13%, 12/15/43	60	61

Halliburton Co., 3.25%, 11/15/21	200	205
3.38%, 11/15/22	680	692
4.85%, 11/15/35	75	75
7.45%, 9/15/39	840	1,056

Nabors Industries, Inc., 4.63%, 9/15/21	545	462
5.10%, 9/15/23	130	101
		3,098

Pharmaceuticals – 0.7%

AbbVie, Inc., 1.75%, 11/6/17	265	266
2.50%, 5/14/20	440	448
2.90%, 11/6/22	1,000	1,018
3.60%, 5/14/25	225	236
4.40%, 11/6/42	415	419
4.70%, 5/14/45	840	893

Actavis, Inc., 1.88%, 10/1/17	20	20
3.25%, 10/1/22	1,000	1,025

Allergan, Inc., 1.35%, 3/15/18	100	99

Baxalta, Inc., 2.88%, 6/23/20 (4)	370	369
5.25%, 6/23/45 (4)	625	664

Bristol-Myers Squibb Co., 1.75%, 3/1/19	500	510
2.00%, 8/1/22	600	605

Eli Lilly & Co., 1.25%, 3/1/18	165	166
1.95%, 3/15/19	35	36

GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	800	877
5.38%, 4/15/34	150	178
6.38%, 5/15/38	530	718
4.20%, 3/18/43	20	22

Johnson & Johnson, 5.55%, 8/15/17	350	372

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Pharmaceuticals – 0.7% – continued
1.88%, 12/5/19	$300	$308
1.65%, 3/1/21	185	186
3.55%, 5/15/21	250	273
2.45%, 3/1/26	500	502
6.95%, 9/1/29	100	146
4.38%, 12/5/33	250	285
5.95%, 8/15/37	100	136
4.85%, 5/15/41	400	486

Merck & Co., Inc., 2.35%, 2/10/22	1,000	1,019
2.80%, 5/18/23	300	313
2.75%, 2/10/25	500	512
3.60%, 9/15/42	25	25
4.15%, 5/18/43	60	66

Merck Sharp & Dohme Corp., 5.00%, 6/30/19	725	809
5.85%, 6/30/39	575	750

Mylan, Inc., 5.40%, 11/29/43	85	85

Novartis Capital Corp., 4.40%, 4/24/20	185	206
2.40%, 9/21/22	40	41
3.40%, 5/6/24	250	268
4.40%, 5/6/44	250	286

Pfizer, Inc., 6.20%, 3/15/19	500	569
3.40%, 5/15/24	150	161
7.20%, 3/15/39	700	1,023

Pharmacia LLC, 6.60%, 12/1/28	125	169

Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/1/36	45	53

Wyeth LLC, 5.95%, 4/1/37	725	932

Zoetis, Inc., 1.88%, 2/1/18	40	40
3.25%, 2/1/23	500	494
4.70%, 2/1/43	40	38
		19,122

Pipeline – 0.6%

Buckeye Partners L.P., 6.05%, 1/15/18	85	90
5.60%, 10/15/44	500	419

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Pipeline – 0.6% – continued

El Paso Natural Gas Co. LLC, 8.38%, 6/15/32	$471	$500

Enable Midstream Partners L.P., 2.40%, 5/15/19	250	218
3.90%, 5/15/24	200	158

Enbridge Energy Partners L.P., 5.20%, 3/15/20	90	90
4.20%, 9/15/21	255	242
7.50%, 4/15/38	50	50

Energy Transfer Partners L.P., 6.63%, 10/15/36	1,010	927
7.50%, 7/1/38	200	193

Enterprise Products Operating LLC, 6.30%, 9/15/17	110	116
2.55%, 10/15/19	100	100
4.05%, 2/15/22	170	177
3.35%, 3/15/23	365	363
3.90%, 2/15/24	1,325	1,339
3.70%, 2/15/26	105	103
6.88%, 3/1/33	50	57
7.55%, 4/15/38	485	574
6.45%, 9/1/40	30	33
5.95%, 2/1/41	40	41

Kinder Morgan Energy Partners L.P., 6.85%, 2/15/20	70	76
6.50%, 4/1/20	165	176
5.00%, 10/1/21	885	903
4.15%, 3/1/22	175	170
3.50%, 9/1/23	715	648
7.40%, 3/15/31	380	390
7.30%, 8/15/33	125	127
6.95%, 1/15/38	50	50
6.55%, 9/15/40	85	80
6.38%, 3/1/41	145	137
5.63%, 9/1/41	335	291
5.00%, 8/15/42	95	79
5.40%, 9/1/44	250	219

Kinder Morgan, Inc., 6.50%, 9/15/20	255	274
7.80%, 8/1/31	260	287
7.75%, 1/15/32	55	58

Magellan Midstream Partners L.P., 4.25%, 2/1/21	200	209

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Pipeline – 0.6% – continued
5.15%, 10/15/43	$20	$19
4.20%, 3/15/45	30	25

ONEOK Partners L.P., 2.00%, 10/1/17	75	73
3.20%, 9/15/18	85	82
6.20%, 9/15/43	100	91

Panhandle Eastern Pipe Line Co. L.P., 6.20%, 11/1/17	100	103

Plains All American Pipeline L.P./PAA Finance Corp., 6.50%, 5/1/18	300	313
5.75%, 1/15/20	265	276
2.85%, 1/31/23	535	454
3.85%, 10/15/23	250	224
5.15%, 6/1/42	255	198

Regency Energy Partners L.P./Regency Energy Finance Corp., 5.88%, 3/1/22	1,565	1,520
5.00%, 10/1/22	105	99

Southern Union Co., 8.25%, 11/15/29	25	27

Spectra Energy Capital LLC, 6.20%, 4/15/18	350	367
3.30%, 3/15/23	200	177
7.50%, 9/15/38	50	52

Spectra Energy Partners L.P., 2.95%, 9/25/18	55	55
5.95%, 9/25/43	100	105
4.50%, 3/15/45	215	191

Sunoco Logistics Partners Operations L.P., 4.65%, 2/15/22	165	160
4.25%, 4/1/24	200	184
5.30%, 4/1/44	100	83

Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28	100	105

Transcontinental Gas Pipe Line Co. LLC, 5.40%, 8/15/41	130	111

Williams Partners L.P., 4.00%, 11/15/21	155	135
5.80%, 11/15/43	200	156
5.10%, 9/15/45	875	630

Williams Partners L.P./ACMP Finance Corp., 4.88%, 3/15/24	325	284
		16,263

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Power Generation – 0.1%

Consumers Energy Co., 6.13%, 3/15/19	$200	$225
2.85%, 5/15/22	545	558

Delmarva Power & Light Co., 4.00%, 6/1/42	200	200

Exelon Generation Co. LLC, 5.20%, 10/1/19	225	245
4.25%, 6/15/22	250	262

Mississippi Power Co., 4.25%, 3/15/42	355	283

Pennsylvania Electric Co., 6.05%, 9/1/17	300	317

System Energy Resources, Inc., 4.10%, 4/1/23	160	166

Wisconsin Public Service Corp., 4.75%, 11/1/44	100	115
		2,371

Property & Casualty Insurance – 0.3%

Alleghany Corp., 4.95%, 6/27/22	55	60

Allstate (The) Corp., 5.55%, 5/9/35	50	59
6.13%, 5/15/37 (1)	100	98
5.20%, 1/15/42	225	240
6.50%, 5/15/57 (1)	225	244

American International Group, Inc., 4.13%, 2/15/24	910	948
4.50%, 7/16/44	65	61
4.38%, 1/15/55	85	74

Aon Corp., 5.00%, 9/30/20	200	221

Assurant, Inc., 2.50%, 3/15/18	50	50

Berkshire Hathaway Finance Corp., 1.30%, 5/15/18	65	65
5.40%, 5/15/18	300	327
5.75%, 1/15/40	255	320
4.40%, 5/15/42	100	108
4.30%, 5/15/43	125	132

Berkshire Hathaway, Inc., 2.10%, 8/14/19	250	255
2.20%, 3/15/21	70	72
4.50%, 2/11/43	300	328

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Property & Casualty Insurance – 0.3% – continued

Chubb (The) Corp., 5.75%, 5/15/18	$325	$358
6.00%, 5/11/37	50	65
6.50%, 5/15/38	85	117

Chubb INA Holdings, Inc., 5.90%, 6/15/19	355	400
2.70%, 3/13/23	300	303
6.70%, 5/15/36	50	69
4.15%, 3/13/43	100	103

CNA Financial Corp., 7.35%, 11/15/19	250	289

Hartford Financial Services Group (The), Inc., 5.50%, 3/30/20	250	277
5.13%, 4/15/22	145	162
5.95%, 10/15/36	285	335

Infinity Property & Casualty Corp., 5.00%, 9/19/22	115	121

Loews Corp., 2.63%, 5/15/23	250	247
4.13%, 5/15/43	75	72

Marsh & McLennan Cos., Inc., 2.35%, 3/6/20	450	453
3.50%, 3/10/25	125	127

Progressive (The) Corp., 3.75%, 8/23/21	330	355

Transatlantic Holdings, Inc., 8.00%, 11/30/39	70	94

Travelers (The) Cos., Inc., 5.80%, 5/15/18	375	407
6.25%, 6/15/37	375	500
5.35%, 11/1/40	25	31
4.60%, 8/1/43	75	85
		8,632

Publishing & Broadcasting – 0.3%

21st Century Fox America, Inc., 6.90%, 3/1/19	30	34
3.70%, 9/15/24	915	963
6.40%, 12/15/35	55	67
6.15%, 3/1/37	70	82
6.65%, 11/15/37	550	685
7.85%, 3/1/39	100	138
6.90%, 8/15/39	310	386

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Publishing & Broadcasting – 0.3% – continued

Discovery Communications LLC, 5.63%, 8/15/19	$250	$275
4.38%, 6/15/21	1,910	2,002
3.25%, 4/1/23	60	57
6.35%, 6/1/40	125	128
4.95%, 5/15/42	85	74

Historic TW, Inc., 6.88%, 6/15/18	250	278

NBCUniversal Media LLC, 2.88%, 1/15/23	1,340	1,390
6.40%, 4/30/40	115	154
4.45%, 1/15/43	10	11
		6,724

Railroad – 0.3%

Burlington Northern Santa Fe LLC, 5.75%, 3/15/18	100	109
4.10%, 6/1/21	20	22
3.05%, 9/1/22	440	462
3.75%, 4/1/24	355	383
3.40%, 9/1/24	190	202
6.20%, 8/15/36	455	580
5.75%, 5/1/40	225	278
4.40%, 3/15/42	280	296

CSX Corp., 4.25%, 6/1/21	100	109
3.70%, 11/1/23	50	53
3.40%, 8/1/24	500	517
6.00%, 10/1/36	100	119
6.15%, 5/1/37	190	234
6.22%, 4/30/40	365	450
5.50%, 4/15/41	50	57

Kansas City Southern, 2.35%, 5/15/20 (4)	100	98

Norfolk Southern Corp., 5.90%, 6/15/19	320	359
3.25%, 12/1/21	250	259
2.90%, 2/15/23	450	452
7.25%, 2/15/31	500	671
7.05%, 5/1/37	90	120
3.95%, 10/1/42	20	19

Union Pacific Corp., 4.16%, 7/15/22	437	489
2.95%, 1/15/23	35	36
2.75%, 4/15/23	65	66

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Railroad – 0.3% – continued
3.65%, 2/15/24	$524	$566
4.75%, 9/15/41	100	112
4.30%, 6/15/42	200	209
		7,327

Real Estate – 0.4%

Alexandria Real Estate Equities, Inc., 4.60%, 4/1/22	100	108

American Campus Communities Operating Partnership L.P., 4.13%, 7/1/24	100	103

American Tower Corp., 3.40%, 2/15/19	130	133
4.70%, 3/15/22	375	406
5.00%, 2/15/24	250	274

AvalonBay Communities, Inc., 6.10%, 3/15/20	150	172
3.63%, 10/1/20	75	78
2.95%, 9/15/22	50	50

Boston Properties L.P., 5.88%, 10/15/19	500	559
3.85%, 2/1/23	150	158
3.13%, 9/1/23	135	136

Brandywine Operating Partnership L.P., 5.70%, 5/1/17	150	155

Camden Property Trust, 2.95%, 12/15/22	150	149

Corporate Office Properties L.P., 3.60%, 5/15/23	90	85
5.25%, 2/15/24	100	103

DDR Corp., 3.50%, 1/15/21	150	152
4.63%, 7/15/22	100	106

Digital Realty Trust L.P., 3.63%, 10/1/22	250	248

Duke Realty L.P., 4.38%, 6/15/22	100	105

EPR Properties, 7.75%, 7/15/20	50	58
5.75%, 8/15/22	100	108

Equity Commonwealth, 6.25%, 6/15/17	75	77
5.88%, 9/15/20	100	109

Equity One, Inc., 3.75%, 11/15/22	100	100

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Real Estate – 0.4% – continued

ERP Operating L.P., 4.75%, 7/15/20	$335	$366
4.63%, 12/15/21	111	124
4.50%, 6/1/45	55	58

Essex Portfolio L.P., 3.25%, 5/1/23	50	50
3.88%, 5/1/24	200	207

Federal Realty Investment Trust, 3.00%, 8/1/22	25	25

HCP, Inc., 2.63%, 2/1/20	300	296
3.15%, 8/1/22	100	96
3.88%, 8/15/24	860	830

Healthcare Realty Trust, Inc., 5.75%, 1/15/21	200	222

Highwoods Realty L.P., 3.63%, 1/15/23	100	100

Hospitality Properties Trust, 6.70%, 1/15/18	75	79
5.00%, 8/15/22	300	312

Host Hotels & Resorts L.P., 4.00%, 6/15/25	215	209

Kilroy Realty L.P., 3.80%, 1/15/23	200	204

Kimco Realty Corp., 3.20%, 5/1/21	240	245

Lexington Realty Trust, 4.40%, 6/15/24	200	202

Liberty Property L.P., 6.63%, 10/1/17	50	54
4.13%, 6/15/22	250	260
4.40%, 2/15/24	80	84

Mack-Cali Realty L.P., 4.50%, 4/18/22	200	194

Mid-America Apartments L.P., 3.75%, 6/15/24	100	102

National Retail Properties, Inc., 3.80%, 10/15/22	100	104
3.30%, 4/15/23	100	99

Piedmont Operating Partnership L.P., 4.45%, 3/15/24	100	101

Realty Income Corp., 2.00%, 1/31/18	250	251

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Real Estate – 0.4% – continued
3.25%, 10/15/22	$265	$262
4.65%, 8/1/23	185	196

Regency Centers L.P., 5.88%, 6/15/17	19	20

Senior Housing Properties Trust, 3.25%, 5/1/19	75	75
4.75%, 5/1/24	125	121

Simon Property Group L.P., 2.15%, 9/15/17	225	227
2.75%, 2/1/23	100	101

UDR, Inc., 4.63%, 1/10/22	165	179

Ventas Realty L.P., 5.70%, 9/30/43	100	110

Ventas Realty L.P./Ventas Capital Corp., 4.25%, 3/1/22	395	418
3.25%, 8/15/22	320	321

Vornado Realty L.P., 5.00%, 1/15/22	160	173

Washington Real Estate Investment Trust, 4.95%, 10/1/20	215	229

Welltower, Inc., 2.25%, 3/15/18	25	25
4.13%, 4/1/19	75	79
5.13%, 3/15/43	150	152

Weyerhaeuser Co., 4.63%, 9/15/23	185	195
		11,489

Refining & Marketing – 0.1%

Marathon Petroleum Corp., 5.13%, 3/1/21	75	78
3.63%, 9/15/24	250	229
6.50%, 3/1/41	256	254

Phillips 66, 2.95%, 5/1/17	150	153
4.65%, 11/15/34	395	392
4.88%, 11/15/44	80	80

Valero Energy Corp., 9.38%, 3/15/19	100	119
7.50%, 4/15/32	765	877
10.50%, 3/15/39	325	459
		2,641

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Restaurants – 0.2%

McDonald’s Corp., 5.80%, 10/15/17	$750	$802
5.35%, 3/1/18	100	108
2.20%, 5/26/20	1,890	1,925
3.63%, 5/20/21	100	107
6.30%, 10/15/37	505	637
3.70%, 2/15/42	100	92

Starbucks Corp., 2.10%, 2/4/21	40	41
3.85%, 10/1/23	200	218
4.30%, 6/15/45	200	222
		4,152

Retail – Consumer Discretionary – 0.4%

Amazon.com, Inc., 2.60%, 12/5/19	530	551
2.50%, 11/29/22	150	153
3.80%, 12/5/24	500	548
4.80%, 12/5/34	50	56

AutoZone, Inc., 7.13%, 8/1/18	1,000	1,116
4.00%, 11/15/20	250	267
2.50%, 4/15/21	95	95
3.70%, 4/15/22	55	57
3.13%, 7/15/23	135	137

eBay, Inc., 2.20%, 8/1/19	100	100
2.60%, 7/15/22	500	481
4.00%, 7/15/42	235	183

Home Depot (The), Inc., 2.25%, 9/10/18	65	67
4.40%, 4/1/21	250	280
2.63%, 6/1/22	475	491
2.70%, 4/1/23	125	130
3.00%, 4/1/26	170	178
5.88%, 12/16/36	350	455
5.40%, 9/15/40	500	626
5.95%, 4/1/41	405	536
4.88%, 2/15/44	405	481

Lowe’s Cos., Inc., 1.63%, 4/15/17	50	50
4.63%, 4/15/20	100	110
3.12%, 4/15/22	500	530
3.88%, 9/15/23	400	439
3.13%, 9/15/24	150	158

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Retail – Consumer Discretionary – 0.4% – continued
5.80%, 10/15/36	$100	$125
5.80%, 4/15/40	350	447
5.13%, 11/15/41	50	58
4.65%, 4/15/42	50	57

QVC, Inc., 4.45%, 2/15/25	415	401
5.45%, 8/15/34	450	398

Staples, Inc., 2.75%, 1/12/18	125	126

TJX (The) Cos., Inc., 2.75%, 6/15/21	150	156
2.50%, 5/15/23	705	701
		10,744

Retail – Consumer Staples – 0.0%

Bunge Ltd. Finance Corp., 3.20%, 6/15/17	250	252
8.50%, 6/15/19	310	360

Sysco Corp., 2.60%, 10/1/20	80	81
2.60%, 6/12/22	95	95
7/15/26 (2)	120	122
6.63%, 3/17/39	200	255
		1,165

Semiconductors – 0.2%

Altera Corp., 1.75%, 5/15/17	35	35
2.50%, 11/15/18	20	21
4.10%, 11/15/23	210	232

Applied Materials, Inc., 5.85%, 6/15/41	100	118

Intel Corp., 1.35%, 12/15/17	280	282
2.70%, 12/15/22	1,510	1,557
3.70%, 7/29/25	500	548
4.00%, 12/15/32	150	157
4.80%, 10/1/41	250	280
4.90%, 7/29/45	250	280

KLA-Tencor Corp., 4.65%, 11/1/24	300	302

Maxim Integrated Products, Inc., 3.38%, 3/15/23	50	51

QUALCOMM, Inc., 4.65%, 5/20/35	760	780

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Semiconductors – 0.2% – continued

Texas Instruments, Inc., 1.00%, 5/1/18	$300	$300
		4,943

Software & Services – 0.7%

Autodesk, Inc., 1.95%, 12/15/17	75	75
3.60%, 12/15/22	500	498

CA, Inc., 2.88%, 8/15/18	80	81
4.50%, 8/15/23	250	265

Computer Sciences Corp., 4.45%, 9/15/22	200	204

Equifax, Inc., 3.30%, 12/15/22	365	373

Hewlett Packard Enterprise Co., 3.60%, 10/15/20 (4)	250	260
4.90%, 10/15/25 (4)	250	257

International Business Machines Corp., 7.63%, 10/15/18	1,045	1,204
2.90%, 11/1/21	235	246
2.88%, 11/9/22	490	508
3.38%, 8/1/23	425	450
3.63%, 2/12/24	375	403
7.00%, 10/30/25	385	513
6.50%, 1/15/28	100	133
5.60%, 11/30/39	275	339

McGraw Hill Financial, Inc., 5.90%, 11/15/17	75	80
6.55%, 11/15/37	100	115

Microsoft Corp., 0.88%, 11/15/17	125	125
1.00%, 5/1/18	100	100
4.20%, 6/1/19	250	274
2.00%, 11/3/20	150	154
2.38%, 2/12/22	490	505
3.13%, 11/3/25	1,310	1,376
4.20%, 11/3/35	170	182
5.20%, 6/1/39	365	441
4.50%, 10/1/40	700	775
5.30%, 2/8/41	190	232
3.50%, 11/15/42	150	145
4.45%, 11/3/45	360	399
4.00%, 2/12/55	350	344

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Software & Services – 0.7% – continued

Moody’s Corp., 4.88%, 2/15/24	$250	$275

Oracle Corp., 5.75%, 4/15/18	150	164
5.00%, 7/8/19	15	17
2.25%, 10/8/19	335	346
2.50%, 5/15/22	280	286
2.50%, 10/15/22	535	544
3.40%, 7/8/24	2,075	2,207
2.95%, 5/15/25	1,000	1,024
4.30%, 7/8/34	10	11
6.50%, 4/15/38	335	446
6.13%, 7/8/39	330	426
5.38%, 7/15/40	100	119

Symantec Corp., 2.75%, 6/15/17	410	412
4.20%, 9/15/20	140	145

Xerox Corp., 6.35%, 5/15/18	410	437
5.63%, 12/15/19	120	124
2.80%, 5/15/20	290	273
3.80%, 5/15/24	130	119
6.75%, 12/15/39	60	54
		18,485

Supermarkets & Pharmacies – 0.3%

CVS Health Corp., 5.75%, 6/1/17	211	222
1.90%, 7/20/18	215	218
2.25%, 8/12/19	95	97
4.75%, 5/18/20	250	275
4.13%, 5/15/21	100	109
2.75%, 12/1/22	350	360
3.88%, 7/20/25	2,415	2,606
4.88%, 7/20/35	500	558
6.13%, 9/15/39	500	632
5.13%, 7/20/45	330	382

Kroger (The) Co., 6.15%, 1/15/20	25	29
2.95%, 11/1/21	660	688
3.40%, 4/15/22	400	423
7.50%, 4/1/31	200	261
6.90%, 4/15/38	100	132

Walgreen Co., 5.25%, 1/15/19	131	142

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Supermarkets & Pharmacies – 0.3% – continued

Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	$35	$35
2.70%, 11/18/19	100	102
4.50%, 11/18/34	50	49
		7,320

Tobacco – 0.3%

Altria Group, Inc., 9.25%, 8/6/19	56	69
4.75%, 5/5/21	725	822
2.85%, 8/9/22	100	103
2.95%, 5/2/23	100	104
9.95%, 11/10/38	49	86
10.20%, 2/6/39	33	60
4.25%, 8/9/42	135	140
4.50%, 5/2/43	250	269
5.38%, 1/31/44	370	452

Philip Morris International, Inc., 5.65%, 5/16/18	375	410
1.38%, 2/25/19	130	130
4.50%, 3/26/20	250	277
4.13%, 5/17/21	250	278
2.90%, 11/15/21	300	317
2.63%, 3/6/23	100	103
3.38%, 8/11/25	250	269
6.38%, 5/16/38	280	374
3.88%, 8/21/42	150	149
4.13%, 3/4/43	100	104
4.88%, 11/15/43	100	115
4.25%, 11/10/44	350	370

Reynolds American, Inc., 3.25%, 6/12/20	861	900
7.25%, 6/15/37	500	650
6.15%, 9/15/43	65	80
5.85%, 8/15/45	310	379

RJ Reynolds Tobacco Co., 2.30%, 8/21/17	100	101
		7,111

Transportation & Logistics – 0.2%

Cummins, Inc., 4.88%, 10/1/43	90	99

FedEx Corp., 8.00%, 1/15/19	290	340

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Transportation & Logistics – 0.2% – continued
2.30%, 2/1/20	$250	$254
2.70%, 4/15/23	35	35
4.00%, 1/15/24	100	108
3.90%, 2/1/35	100	97
3.88%, 8/1/42	50	47
4.10%, 4/15/43	50	47

JB Hunt Transport Services, Inc., 3.85%, 3/15/24	95	99

PACCAR Financial Corp., 1.45%, 3/9/18	365	366
1.75%, 8/14/18	100	101
2.20%, 9/15/19	100	102
2.25%, 2/25/21	250	251

Ryder System, Inc., 3.50%, 6/1/17	45	46
2.50%, 3/1/18	100	101
2.55%, 6/1/19	135	135
2.65%, 3/2/20	900	898

United Parcel Service of America, Inc., 8.38%, 4/1/20	50	63

United Parcel Service, Inc., 5.50%, 1/15/18	625	675
2.45%, 10/1/22	160	166
6.20%, 1/15/38	160	218
3.63%, 10/1/42	105	105
		4,353

Travel & Lodging – 0.1%

Hyatt Hotels Corp., 3.38%, 7/15/23	105	103

Marriott International, Inc., 3.00%, 3/1/19	250	255
3.38%, 10/15/20	125	129
3.13%, 10/15/21	750	764
3.25%, 9/15/22	50	51

Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	200	218
3.13%, 2/15/23	150	151

Wyndham Worldwide Corp., 2.50%, 3/1/18	20	20
4.25%, 3/1/22	100	103
		1,794

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Utilities – 2.0%

AGL Capital Corp., 3.50%, 9/15/21	$650	$664
5.88%, 3/15/41	100	114

Alabama Power Co., 6.13%, 5/15/38	50	64
5.50%, 3/15/41	150	181
4.10%, 1/15/42	75	76
3.85%, 12/1/42	60	59

Ameren Illinois Co., 2.70%, 9/1/22	500	510
3.25%, 3/1/25	500	524

American Electric Power Co., Inc., 1.65%, 12/15/17	40	40

American Water Capital Corp., 3.40%, 3/1/25	35	37
6.59%, 10/15/37	125	170
4.30%, 12/1/42	75	79

Appalachian Power Co., 4.60%, 3/30/21	250	272
6.38%, 4/1/36	1,000	1,164
7.00%, 4/1/38	75	96

Arizona Public Service Co., 8.75%, 3/1/19	250	296
4.50%, 4/1/42	230	251
4.70%, 1/15/44	100	111

Atmos Energy Corp., 4.15%, 1/15/43	250	250
4.13%, 10/15/44	75	76

Baltimore Gas & Electric Co., 3.50%, 11/15/21	275	293

Berkshire Hathaway Energy Co., 2.40%, 2/1/20	150	153
6.13%, 4/1/36	600	743
6.50%, 9/15/37	200	261

CenterPoint Energy Houston Electric LLC, 2.25%, 8/1/22	105	103
4.50%, 4/1/44	50	55

CenterPoint Energy Resources Corp., 6.00%, 5/15/18	85	91
6.63%, 11/1/37	50	59
5.85%, 1/15/41	50	55

CenterPoint Energy, Inc., 6.50%, 5/1/18	40	43

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Utilities – 2.0% – continued

Cleveland Electric Illuminating (The) Co., 5.70%, 4/1/17	$130	$134

CMS Energy Corp., 6.25%, 2/1/20	200	230
4.70%, 3/31/43	301	312

Commonwealth Edison Co., 6.15%, 9/15/17	225	241
5.80%, 3/15/18	300	324
6.45%, 1/15/38	200	268
3.80%, 10/1/42	90	90
4.60%, 8/15/43	100	111

Connecticut Light & Power (The) Co., 2.50%, 1/15/23	420	419
4.30%, 4/15/44	15	16

Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	250	274
3.30%, 12/1/24	185	193
5.30%, 3/1/35	150	177
5.85%, 3/15/36	100	126
6.20%, 6/15/36	200	254
6.75%, 4/1/38	100	138
5.50%, 12/1/39	85	101
5.70%, 6/15/40	450	560
4.45%, 3/15/44	100	109

Constellation Energy Group, Inc., 7.60%, 4/1/32	100	130

Dominion Gas Holdings LLC, 2.50%, 12/15/19	280	284

Dominion Resources, Inc., 1.40%, 9/15/17	150	149
6.40%, 6/15/18	20	22
2.50%, 12/1/19	90	91
5.25%, 8/1/33	250	264
5.95%, 6/15/35	750	875
7.00%, 6/15/38	20	25
4.90%, 8/1/41	35	36
4.05%, 9/15/42	100	92

DTE Electric Co., 5.60%, 6/15/18	125	137
2.65%, 6/15/22	160	163
6.63%, 6/1/36	200	274
5.70%, 10/1/37	50	62
3.95%, 6/15/42	100	103

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Utilities – 2.0% – continued

DTE Energy Co., 6.38%, 4/15/33	$50	$62

Duke Energy Carolinas LLC, 5.25%, 1/15/18	200	214
5.10%, 4/15/18	65	70
3.90%, 6/15/21	50	55
6.45%, 10/15/32	106	138
6.10%, 6/1/37	150	190
6.00%, 1/15/38	35	45
6.05%, 4/15/38	175	227
3.75%, 6/1/45	350	345

Duke Energy Corp., 1.63%, 8/15/17	100	100
6.25%, 6/15/18	100	109
3.75%, 4/15/24	100	105

Duke Energy Florida LLC, 5.80%, 9/15/17	50	53
5.65%, 6/15/18	225	246
3.10%, 8/15/21	25	26
6.35%, 9/15/37	50	67
6.40%, 6/15/38	285	384

Duke Energy Indiana, Inc., 6.35%, 8/15/38	25	33
6.45%, 4/1/39	225	303
4.20%, 3/15/42	100	104
4.90%, 7/15/43	1,000	1,139

Duke Energy Ohio, Inc., 3.80%, 9/1/23	130	140

Duke Energy Progress LLC, 5.30%, 1/15/19	150	166
3.00%, 9/15/21	150	157
2.80%, 5/15/22	100	103
4.10%, 3/15/43	200	208

Entergy Arkansas, Inc., 3.05%, 6/1/23	250	257

Entergy Louisiana LLC, 6.50%, 9/1/18	100	112
5.40%, 11/1/24	150	177

Entergy Texas, Inc., 7.13%, 2/1/19	250	284

Eversource Energy, 2.80%, 5/1/23	105	104
3.15%, 1/15/25	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Utilities – 2.0% – continued

Exelon Corp., 5.63%, 6/15/35	$75	$85

Florida Power & Light Co., 5.55%, 11/1/17	225	240
5.65%, 2/1/37	335	424
5.95%, 2/1/38	150	196
5.69%, 3/1/40	400	518
4.13%, 2/1/42	250	266
4.05%, 6/1/42	100	106

Georgia Power Co., 4.25%, 12/1/19	500	540
2.40%, 4/1/21	75	76
2.85%, 5/15/22	100	102
5.40%, 6/1/40	250	287
4.30%, 3/15/42	60	61
4.30%, 3/15/43	100	101

Great Plains Energy, Inc., 5.29%, 6/15/22 (3)	220	246

Interstate Power & Light Co., 4.70%, 10/15/43	50	55

Kansas City Power & Light Co., 3.15%, 3/15/23	500	503
5.30%, 10/1/41	50	57

KeySpan Corp., 5.80%, 4/1/35	425	489

MidAmerican Energy Co., 5.30%, 3/15/18	500	536
3.50%, 10/15/24	100	107
4.80%, 9/15/43	100	116
4.40%, 10/15/44	150	164

Midamerican Funding LLC, 6.93%, 3/1/29	50	66

National Fuel Gas Co., 4.90%, 12/1/21	150	146
3.75%, 3/1/23	250	222

Nevada Power Co., 6.65%, 4/1/36	100	130
6.75%, 7/1/37	1,000	1,338
5.45%, 5/15/41	35	42

NextEra Energy Capital Holdings, Inc., 6.65%, 6/15/67 (1)	25	19

NiSource Finance Corp., 5.45%, 9/15/20	200	223

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Utilities – 2.0% – continued
5.95%, 6/15/41	$100	$121
5.25%, 2/15/43	100	114
4.80%, 2/15/44	80	84

Northern States Power Co., 5.25%, 3/1/18	125	134
6.25%, 6/1/36	100	132
5.35%, 11/1/39	1,065	1,311

NSTAR Electric Co., 2.38%, 10/15/22	100	100

Oglethorpe Power Corp., 5.38%, 11/1/40	150	171
4.20%, 12/1/42	50	48
4.55%, 6/1/44	260	259

Ohio Power Co., 6.60%, 2/15/33	100	123

Oklahoma Gas & Electric Co., 4.55%, 3/15/44	65	71

Oncor Electric Delivery Co. LLC, 6.80%, 9/1/18	225	251
4.10%, 6/1/22	250	270
7.25%, 1/15/33	200	267
7.50%, 9/1/38	145	200

Pacific Gas & Electric Co., 5.63%, 11/30/17	660	703
4.25%, 5/15/21	432	470
3.25%, 9/15/21	45	47
2.45%, 8/15/22	100	99
3.75%, 2/15/24	1,000	1,063
6.05%, 3/1/34	550	701
5.80%, 3/1/37	100	124
5.40%, 1/15/40	160	192
3.75%, 8/15/42	50	48
4.60%, 6/15/43	125	136
4.30%, 3/15/45	250	269

PacifiCorp, 2.95%, 2/1/22	100	104
5.25%, 6/15/35	50	59
6.10%, 8/1/36	200	259
6.25%, 10/15/37	275	359
6.00%, 1/15/39	60	77

PECO Energy Co., 5.35%, 3/1/18	25	27
4.80%, 10/15/43	100	116

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Utilities – 2.0% – continued

Potomac Electric Power Co., 3.60%, 3/15/24	$150	$160

PPL Capital Funding, Inc., 4.20%, 6/15/22	50	54
3.50%, 12/1/22	35	36
5.00%, 3/15/44	100	107

PPL Electric Utilities Corp., 3.00%, 9/15/21	500	526
2.50%, 9/1/22	50	51
6.25%, 5/15/39	275	359
5.20%, 7/15/41	35	42
4.13%, 6/15/44	100	105

Progress Energy, Inc., 7.75%, 3/1/31	50	68

PSEG Power LLC, 2.45%, 11/15/18	35	35

Public Service Co. of Colorado, 3.20%, 11/15/20	1,000	1,054
2.25%, 9/15/22	100	100
2.50%, 3/15/23	150	150

Public Service Co. of Oklahoma, 4.40%, 2/1/21	50	54
6.63%, 11/15/37	125	156

Public Service Electric & Gas Co., 5.30%, 5/1/18	575	623
2.30%, 9/15/18	165	168
3.00%, 5/15/25	500	516
5.38%, 11/1/39	250	307
3.95%, 5/1/42	50	52
3.65%, 9/1/42	30	30

Puget Sound Energy, Inc., 5.48%, 6/1/35	25	30
6.27%, 3/15/37	75	96
5.80%, 3/15/40	250	315
5.64%, 4/15/41	80	101

San Diego Gas & Electric Co., 3.00%, 8/15/21	65	69
3.60%, 9/1/23	200	214
6.13%, 9/15/37	50	66
4.50%, 8/15/40	150	167
3.95%, 11/15/41	100	103
4.30%, 4/1/42	150	162

SCANA Corp., 4.75%, 5/15/21	75	78

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Utilities – 2.0% – continued
4.13%, 2/1/22	$135	$138

Sempra Energy, 2.30%, 4/1/17	80	81
6.15%, 6/15/18	400	433
2.40%, 3/15/20	250	251
2.88%, 10/1/22	60	59
6.00%, 10/15/39	250	285

Sierra Pacific Power Co., 3.38%, 8/15/23	160	168

South Carolina Electric & Gas Co., 5.25%, 11/1/18	116	127
6.05%, 1/15/38	265	326
4.35%, 2/1/42	115	117
5.10%, 6/1/65	50	57

Southern (The) Co., 2.45%, 9/1/18	35	36

Southern California Edison Co., 5.50%, 8/15/18	100	110
3.88%, 6/1/21	150	163
2.40%, 2/1/22	180	182
6.65%, 4/1/29	300	382
6.00%, 1/15/34	100	127
5.35%, 7/15/35	586	690
5.55%, 1/15/37	275	338
5.95%, 2/1/38	100	129
6.05%, 3/15/39	50	65
5.50%, 3/15/40	150	186
3.90%, 3/15/43	150	154

Southern California Gas Co., 5.75%, 11/15/35	150	186
3.75%, 9/15/42	575	575

Southern Power Co., 2.38%, 6/1/20	155	154
5.25%, 7/15/43	60	58

Southwestern Electric Power Co., 5.88%, 3/1/18	400	430
3.55%, 2/15/22	150	157
6.20%, 3/15/40	200	242

Southwestern Public Service Co., 6.00%, 10/1/36	100	121

Tampa Electric Co., 2.60%, 9/15/22	220	219
4.10%, 6/15/42	50	50

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Utilities – 2.0% – continued

Union Electric Co., 6.40%, 6/15/17	$400	$423
3.90%, 9/15/42	50	51

Virginia Electric & Power Co., 1.20%, 1/15/18	75	75
5.40%, 4/30/18	425	459
2.95%, 1/15/22	95	99
6.00%, 1/15/36	37	47
6.00%, 5/15/37	15	19
8.88%, 11/15/38	300	481
4.65%, 8/15/43	150	167
4.45%, 2/15/44	75	82

Westar Energy, Inc., 4.13%, 3/1/42	215	225
4.10%, 4/1/43	60	63
4.63%, 9/1/43	150	169

Western Massachusetts Electric Co., 3.50%, 9/15/21	85	89

Wisconsin Electric Power Co., 5.70%, 12/1/36	150	189

Wisconsin Power & Light Co., 2.25%, 11/15/22	300	297
4.10%, 10/15/44	100	104

Xcel Energy, Inc., 4.70%, 5/15/20	100	110
6.50%, 7/1/36	100	130
		51,696

Waste & Environment Services & Equipment – 0.1%

Republic Services, Inc., 3.80%, 5/15/18	165	172
5.50%, 9/15/19	220	244
5.00%, 3/1/20	400	438
5.25%, 11/15/21	500	569
3.55%, 6/1/22	100	106
3.20%, 3/15/25	290	292

Waste Management, Inc., 6.10%, 3/15/18	250	273
2.90%, 9/15/22	110	112
3.90%, 3/1/35	125	121
4.10%, 3/1/45	500	502
		2,829

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Wireless Telecommunications Services – 0.8%

Alltel Corp., 7.88%, 7/1/32	$100	$133

Ameritech Capital Funding Corp., 6.45%, 1/15/18	50	54

AT&T, Inc., 1.75%, 1/15/18	55	55
2.45%, 6/30/20	655	664
2.80%, 2/17/21	145	149
4.45%, 5/15/21	625	683
3.88%, 8/15/21	835	888
3.00%, 6/30/22	630	639
4.45%, 4/1/24	1,550	1,678
3.40%, 5/15/25	1,310	1,313
6.45%, 6/15/34	390	446
6.15%, 9/15/34	125	141
6.50%, 9/1/37	480	569
6.30%, 1/15/38	205	235
6.40%, 5/15/38	99	113
6.00%, 8/15/40	1,000	1,112
5.35%, 9/1/40	433	455
6.38%, 3/1/41	940	1,095
5.55%, 8/15/41	142	152
4.80%, 6/15/44	250	243

New Cingular Wireless Services, Inc., 8.75%, 3/1/31	400	587

Verizon Communications, Inc., 4.50%, 9/15/20	500	552
4.60%, 4/1/21	225	250
3.00%, 11/1/21	365	379
3.50%, 11/1/21	15	16
5.15%, 9/15/23	1,250	1,443
3.50%, 11/1/24	245	257
7.75%, 6/15/32	175	233
6.40%, 9/15/33	1,065	1,310
5.05%, 3/15/34	35	38
4.40%, 11/1/34	85	86
6.25%, 4/1/37	810	947
6.40%, 2/15/38	865	1,046
8.95%, 3/1/39	650	980
7.35%, 4/1/39	1,005	1,320
6.00%, 4/1/41	445	532
4.86%, 8/21/46	565	596
5.01%, 8/21/54	305	306
4.67%, 3/15/55	85	82

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.9% – continued

Wireless Telecommunications Services – 0.8% – continued

Verizon New York, Inc., 7.38%, 4/1/32	$315	$357
		22,134

Wireline Telecommunications Services – 0.2%

Embarq Corp., 8.00%, 6/1/36	265	256

GTE Corp., 8.75%, 11/1/21	1,370	1,757
6.94%, 4/15/28	150	187

Pacific Bell Telephone Co., 7.13%, 3/15/26	1,390	1,729

Qwest Corp., 6.88%, 9/15/33	98	95
		4,024
Total Corporate Bonds
(Cost $526,072)		549,611

FOREIGN ISSUER BONDS – 7.9%

Advertising & Marketing – 0.0%

WPP Finance 2010, 3.63%, 9/7/22	100	103

Banks – 1.0%

Abbey National Treasury Services PLC, 3.05%, 8/23/18	200	206
2.50%, 3/14/19	90	91
2.38%, 3/16/20	750	750
4.00%, 3/13/24	250	266

Australia & New Zealand Banking Group Ltd., 2.25%, 6/13/19	500	505

Barclays Bank PLC, 5.14%, 10/14/20	500	534

BPCE S.A., 1.61%, 7/25/17	250	250
2.50%, 7/15/19	500	506
2.65%, 2/3/21	250	252
4.00%, 4/15/24	250	265

Canadian Imperial Bank of Commerce, 1.55%, 1/23/18	150	150

Commonwealth Bank of Australia, 2.50%, 9/20/18	250	255
2.25%, 3/13/19	250	254
2.30%, 3/12/20	1,000	1,011

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Banks – 1.0% – continued

Cooperatieve Rabobank U.A., 1.70%, 3/19/18	$125	$126
4.50%, 1/11/21	1,000	1,102
3.88%, 2/8/22	750	800
3.95%, 11/9/22	250	256
3.38%, 5/21/25	500	513
5.75%, 12/1/43	250	291

Credit Suisse A.G., 6.00%, 2/15/18	250	267
1.70%, 4/27/18	500	498
5.30%, 8/13/19	1,000	1,097
5.40%, 1/14/20	500	542
3.00%, 10/29/21	250	255
3.63%, 9/9/24	750	760

Credit Suisse Group Funding Guernsey Ltd., 4.88%, 5/15/45	500	476

Deutsche Bank A.G., 6.00%, 9/1/17	1,225	1,289
2.50%, 2/13/19	250	253

Lloyds Bank PLC, 2.00%, 8/17/18	750	752
2.35%, 9/5/19	750	758

National Australia Bank Ltd., 1.88%, 7/23/18	250	251
2.00%, 1/14/19	500	503

National Bank of Canada, 1.45%, 11/7/17	250	250

Sumitomo Mitsui Banking Corp., 1.80%, 7/18/17	250	250
2.50%, 7/19/18	250	254
2.25%, 7/11/19	785	794
2.45%, 1/16/20	510	516
3.00%, 1/18/23	210	212
3.65%, 7/23/25	500	524

Svenska Handelsbanken AB, 1.63%, 3/21/18	900	903
2.50%, 1/25/19	250	256
2.45%, 3/30/21	250	252

Toronto-Dominion Bank (The), 1.40%, 4/30/18	165	165
1.75%, 7/23/18	370	372
2.63%, 9/10/18	200	205
2.25%, 11/5/19	270	274

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Banks – 1.0% – continued

UBS A.G., 2.38%, 8/14/19	$2,000	$2,030
4.88%, 8/4/20	400	441

Westpac Banking Corp., 2.00%, 8/14/17	300	303
1.50%, 12/1/17	450	451
2.25%, 7/30/18	250	254
2.25%, 1/17/19	250	254
4.88%, 11/19/19	250	276
2.30%, 5/26/20	350	354
		25,674

Chemicals – 0.1%

Agrium, Inc., 3.15%, 10/1/22	200	196
3.38%, 3/15/25	635	611
7.13%, 5/23/36	100	117
6.13%, 1/15/41	100	110
5.25%, 1/15/45	250	247

LYB International Finance B.V., 4.00%, 7/15/23	185	194
5.25%, 7/15/43	500	519
4.88%, 3/15/44	65	65

LyondellBasell Industries N.V., 5.00%, 4/15/19	500	534
4.63%, 2/26/55	35	31

Potash Corp. of Saskatchewan, Inc., 3.00%, 4/1/25	180	172
5.88%, 12/1/36	50	57
5.63%, 12/1/40	250	281
		3,134

Communications Equipment – 0.0%

Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	150	156

Diversified Banks – 0.5%

Bank of Montreal, 1.40%, 9/11/17	250	251
1.45%, 4/9/18	250	250
1.80%, 7/31/18	550	552
2.38%, 1/25/19	35	36
2.55%, 11/6/22	300	304

Bank of Nova Scotia (The), 1.25%, 4/11/17	150	150

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Diversified Banks – 0.5% – continued
1.30%, 7/21/17	$100	$100
1.38%, 12/18/17	250	250
2.05%, 6/5/19	700	704
2.13%, 9/11/19	225	229
1.85%, 4/14/20	200	199
4.38%, 1/13/21	250	275
2.45%, 3/22/21	235	237

Barclays PLC, 3.65%, 3/16/25	700	656
5.25%, 8/17/45	200	201

BNP Paribas S.A., 2.38%, 9/14/17	625	633
2.45%, 3/17/19	110	112
5.00%, 1/15/21	1,000	1,117
3.25%, 3/3/23	250	258

HSBC Holdings PLC, 5.10%, 4/5/21	1,100	1,210
4.88%, 1/14/22	500	547
4.00%, 3/30/22	500	525
6.50%, 9/15/37	300	352
6.80%, 6/1/38	150	181

Royal Bank of Canada, 1.25%, 6/16/17	100	100
1.20%, 9/19/17	375	375
1.40%, 10/13/17	500	501
2.20%, 7/27/18	350	355
1.80%, 7/30/18	250	251
2.00%, 10/1/18	320	324
2.15%, 3/15/19	500	507
2.20%, 9/23/19	275	280
1.88%, 2/5/20	325	327
2.15%, 3/6/20	500	509
2.10%, 10/14/20	250	251
2.50%, 1/19/21	200	204

Royal Bank of Scotland Group PLC, 6.40%, 10/21/19	200	224

Societe Generale S.A., 2.75%, 10/12/17	250	253
2.63%, 10/1/18	250	255
		14,045

Electrical Equipment Manufacturing – 0.0%

Tyco Electronics Group S.A., 6.55%, 10/1/17	50	54

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Electrical Equipment Manufacturing – 0.0% – continued
3.50%, 2/3/22	$125	$130
7.13%, 10/1/37	50	65
		249

Exploration & Production – 0.4%

Burlington Resources Finance Co., 7.20%, 8/15/31	320	356
7.40%, 12/1/31	120	136

Canadian Natural Resources Ltd., 1.75%, 1/15/18	335	327
3.45%, 11/15/21	275	255
3.80%, 4/15/24	175	157
6.25%, 3/15/38	150	138
6.75%, 2/1/39	200	182

CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	250	242

ConocoPhillips Canada Funding Co. I, 5.95%, 10/15/36	125	128

Nexen Energy ULC, 6.20%, 7/30/19	260	287
7.88%, 3/15/32	75	98
5.88%, 3/10/35	210	231
6.40%, 5/15/37	390	443

Petro-Canada, 6.05%, 5/15/18	50	53
5.95%, 5/15/35	430	437
6.80%, 5/15/38	180	197

Petroleos Mexicanos, 3.50%, 7/18/18	85	86
5.50%, 1/21/21	570	591
4.88%, 1/24/22	4,000	3,970
3.50%, 1/30/23	75	68
6.63%, 6/15/35	200	192
6.50%, 6/2/41	190	179
5.63%, 1/23/46	1,000	840
		9,593

Financial Services – 0.1%

GE Capital International Funding Co., 4.42%, 11/15/35 (4)	3,000	3,259

Invesco Finance PLC, 4.00%, 1/30/24	100	105

Nomura Holdings, Inc., 6.70%, 3/4/20	386	446
		3,810

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Food & Beverage – 0.1%

Diageo Capital PLC, 1.50%, 5/11/17	$235	$236
5.75%, 10/23/17	850	906
1.13%, 4/29/18	275	274
3.88%, 4/29/43	175	178
		1,594

Government Agencies – 0.1%

Hydro-Quebec, 1.38%, 6/19/17	250	251
9.40%, 2/1/21	200	263

Japan Bank for International Cooperation, 1.13%, 7/19/17	750	749
1.75%, 11/13/18	500	502
1.75%, 5/29/19	1,000	1,004
		2,769

Government Development Banks – 0.8%

Export Development Canada, 1.50%, 10/3/18	250	253

Export-Import Bank of Korea, 4.00%, 1/29/21	1,000	1,089

KFW, 0.88%, 12/15/17	2,000	1,998
4.38%, 3/15/18	375	400
1.88%, 4/1/19	1,000	1,021
1.75%, 10/15/19	1,000	1,016
4.00%, 1/27/20	1,500	1,644
1.88%, 6/30/20	3,000	3,057
2.75%, 9/8/20	500	528
2.75%, 10/1/20	1,000	1,056
2.63%, 1/25/22	900	948
2.00%, 10/4/22	250	254
2.13%, 1/17/23	1,000	1,022
2.00%, 5/2/25	1,500	1,497
0.00%, 4/18/36 (8)	500	283

Korea Development Bank (The), 2.25%, 8/7/17	300	303
3.50%, 8/22/17	850	874
3.00%, 3/17/19	200	207
3.00%, 9/14/22	215	224

Landwirtschaftliche Rentenbank, 1.00%, 4/4/18	500	500
1.88%, 9/17/18	200	204
1.38%, 10/23/19	140	141

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Government Development Banks – 0.8% – continued
2.38%, 6/10/25	$1,000	$1,029

Oesterreichische Kontrollbank A.G., 5.00%, 4/25/17	100	104
1.63%, 3/12/19	300	304
2.38%, 10/1/21	1,000	1,037

Svensk Exportkredit AB, 1.75%, 5/30/17	250	252
1.88%, 6/23/20	500	507
		21,752

Government Local – 0.0%

Japan Finance Organization for Municipalities, 4.00%, 1/13/21	500	548

Government Regional – 0.3%

Province of British Columbia Canada, 2.65%, 9/22/21	150	157
2.00%, 10/23/22	300	302
7.25%, 9/1/36	175	274

Province of Manitoba Canada, 1.30%, 4/3/17	165	166
1.75%, 5/30/19	100	101
9.25%, 4/1/20	150	191
2.10%, 9/6/22	100	100

Province of Nova Scotia Canada, 8.25%, 7/30/22	350	467

Province of Ontario Canada, 1.10%, 10/25/17	625	626
1.20%, 2/14/18	250	250
1.65%, 9/27/19	250	250
4.00%, 10/7/19	835	905
4.40%, 4/14/20	500	554
2.45%, 6/29/22	500	513

Province of Quebec Canada, 4.63%, 5/14/18	350	375
2.75%, 8/25/21	100	105
2.63%, 2/13/23	875	899
7.50%, 7/15/23	300	401
7.13%, 2/9/24	100	131
2.88%, 10/16/24	250	260
7.50%, 9/15/29	375	559

Province of Saskatchewan Canada, 8.50%, 7/15/22	200	272
		7,858

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Hardware – 0.0%

Seagate HDD Cayman, 4.75%, 6/1/23	$432	$358
5.75%, 12/1/34	142	101
		459

Integrated Oils – 0.6%

BP Capital Markets PLC, 4.75%, 3/10/19	750	809
2.52%, 1/15/20	290	294
2.32%, 2/13/20	205	207
3.56%, 11/1/21	510	537
2.50%, 11/6/22	370	362
2.75%, 5/10/23	640	628
3.99%, 9/26/23	120	127
3.81%, 2/10/24	540	561

CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	300	310

Ecopetrol S.A., 4.13%, 1/16/25	1,000	853

Husky Energy, Inc., 6.15%, 6/15/19	50	53
7.25%, 12/15/19	10	11
3.95%, 4/15/22	100	100

Shell International Finance B.V., 4.38%, 3/25/20	915	999
2.13%, 5/11/20	280	283
2.25%, 1/6/23	560	543
3.25%, 5/11/25	140	141
6.38%, 12/15/38	870	1,065
3.63%, 8/21/42	200	179
4.38%, 5/11/45	450	451

Statoil ASA, 3.13%, 8/17/17	550	565
5.25%, 4/15/19	415	456
2.75%, 11/10/21	895	907
7.75%, 6/15/23	100	126
3.70%, 3/1/24	115	120
3.25%, 11/10/24	125	126
7.15%, 1/15/29	250	318
4.25%, 11/23/41	350	339

Suncor Energy, Inc., 6.10%, 6/1/18	480	513
7.15%, 2/1/32	200	223
5.95%, 12/1/34	50	50

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Integrated Oils – 0.6% – continued

Total Capital International S.A., 2.10%, 6/19/19	$1,000	$1,017
2.75%, 6/19/21	325	334
3.70%, 1/15/24	125	133

Total Capital S.A., 4.25%, 12/15/21	545	591
		14,331

Internet Media – 0.0%

Baidu, Inc., 3.25%, 8/6/18	210	216
3.50%, 11/28/22	200	204
		420

Life Insurance – 0.0%

AXA S.A., 8.60%, 12/15/30	75	99

Machinery Manufacturing – 0.0%

Ingersoll-Rand Luxembourg Finance S.A., 4.65%, 11/1/44	35	36

Medical Equipment & Devices Manufacturing – 0.1%

Covidien International Finance S.A., 6.00%, 10/15/17	800	858
2.95%, 6/15/23	100	103
6.55%, 10/15/37	25	33

Koninklijke Philips N.V., 3.75%, 3/15/22	250	264
6.88%, 3/11/38	225	267
5.00%, 3/15/42	100	101
		1,626

Metals & Mining – 0.2%

Barrick Gold Corp., 4.10%, 5/1/23	93	91

BHP Billiton Finance USA Ltd., 2.05%, 9/30/18	200	202
6.50%, 4/1/19	200	225
3.25%, 11/21/21	250	257
4.13%, 2/24/42	600	549

Goldcorp, Inc., 2.13%, 3/15/18	200	197

Rio Tinto Alcan, Inc., 6.13%, 12/15/33	100	105
5.75%, 6/1/35	100	101

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Metals & Mining – 0.2% – continued

Rio Tinto Finance USA Ltd., 6.50%, 7/15/18	$675	$737
9.00%, 5/1/19	575	680
3.75%, 9/20/21	500	519

Rio Tinto Finance USA PLC, 1.63%, 8/21/17	85	84
2.88%, 8/21/22	1,175	1,144
4.75%, 3/22/42	150	146
4.13%, 8/21/42	300	267

Vale Overseas Ltd., 4.38%, 1/11/22	155	132
		5,436

Pharmaceuticals – 0.3%

Actavis Funding SCS, 2.45%, 6/15/19	125	126
3.00%, 3/12/20	1,000	1,028
3.80%, 3/15/25	1,180	1,228
4.85%, 6/15/44	750	799
4.75%, 3/15/45	480	505

AstraZeneca PLC, 5.90%, 9/15/17	325	347
1.95%, 9/18/19	225	227
2.38%, 11/16/20	300	306
6.45%, 9/15/37	450	598
4.00%, 9/18/42	250	251

GlaxoSmithKline Capital PLC, 1.50%, 5/8/17	250	252

Novartis Securities Investment Ltd., 5.13%, 2/10/19	850	941

Sanofi, 1.25%, 4/10/18	40	40
4.00%, 3/29/21	500	550

Teva Pharmaceutical Finance Co. B.V., 3.65%, 11/10/21	156	163

Teva Pharmaceutical Finance IV B.V., 3.65%, 11/10/21	210	219
		7,580

Pipeline – 0.1%

Enbridge, Inc., 4.00%, 10/1/23	150	143
4.50%, 6/10/44	40	32

TransCanada PipeLines Ltd., 3.13%, 1/15/19	235	237

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Pipeline – 0.1% – continued
9.88%, 1/1/21	$175	$221
5.85%, 3/15/36	200	204
6.20%, 10/15/37	840	885
6.35%, 5/15/67 (1)	100	68
		1,790

Property & Casualty Insurance – 0.1%

Aon PLC, 4.25%, 12/12/42	450	415

Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	270	273

Endurance Specialty Holdings Ltd., 7.00%, 7/15/34	100	116

Trinity Acquisition PLC, 6.13%, 8/15/43	75	83

Willis Group Holdings PLC, 5.75%, 3/15/21	450	501

XLIT Ltd., 4.45%, 3/31/25	210	208
6.25%, 5/15/27	50	58
5.25%, 12/15/43	250	259
		1,913

Publishing & Broadcasting – 0.0%

Grupo Televisa S.A.B., 6.63%, 1/15/40	570	629

Railroad – 0.1%

Canadian National Railway Co., 5.55%, 3/1/19	500	555
2.85%, 12/15/21	85	88
2.75%, 3/1/26	250	256
6.90%, 7/15/28	25	35
6.25%, 8/1/34	15	20
6.20%, 6/1/36	40	53
6.38%, 11/15/37	20	27
3.50%, 11/15/42	150	145

Canadian Pacific Railway Co., 6.50%, 5/15/18	50	54
5.95%, 5/15/37	710	819
		2,052

Software & Services – 0.0%

Thomson Reuters Corp., 3.95%, 9/30/21	200	211

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Software & Services – 0.0% – continued
5.50%, 8/15/35	$150	$160
5.65%, 11/23/43	285	304
		675

Sovereigns – 1.1%

Canada Government International Bond, 1.63%, 2/27/19	165	168

Chile Government International Bond, 3.25%, 9/14/21	400	423
3.63%, 10/30/42	200	188

Colombia Government International Bond, 7.38%, 3/18/19	250	283
4.38%, 7/12/21	1,000	1,043
7.38%, 9/18/37	350	414
6.13%, 1/18/41	250	263
5.63%, 2/26/44	500	498
5.00%, 6/15/45	500	465

Israel Government International Bond, 5.13%, 3/26/19	250	275
4.00%, 6/30/22	250	274
4.50%, 1/30/43	200	212

Italy Government International Bond, 5.38%, 6/12/17	1,675	1,749
5.38%, 6/15/33	175	205

Korea International Bond, 7.13%, 4/16/19	150	174
3.88%, 9/11/23	200	223

Mexico Government International Bond, 5.95%, 3/19/19	500	557
5.13%, 1/15/20	1,360	1,493
3.50%, 1/21/21	1,000	1,035
4.00%, 10/2/23	150	157
7.50%, 4/8/33	100	137
6.75%, 9/27/34	750	966
6.05%, 1/11/40	820	961
4.75%, 3/8/44	1,000	997
5.55%, 1/21/45	500	554
4.60%, 1/23/46	500	488

Panama Government International Bond, 4.00%, 9/22/24	575	604
3.75%, 3/16/25	500	514
6.70%, 1/26/36	550	701

Peruvian Government International Bond, 7.35%, 7/21/25	250	329

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Sovereigns – 1.1% – continued
6.55%, 3/14/37	$500	$622
5.63%, 11/18/50	600	675

Philippine Government International Bond, 4.20%, 1/21/24	500	564
10.63%, 3/16/25	500	820
5.50%, 3/30/26	200	250
7.75%, 1/14/31	500	760
6.38%, 10/23/34	500	706
5.00%, 1/13/37	500	628

Poland Government International Bond, 6.38%, 7/15/19	400	455
5.13%, 4/21/21	150	168
3.00%, 3/17/23	1,000	1,003
4.00%, 1/22/24	150	160

South Africa Government International Bond, 6.88%, 5/27/19	275	302
5.38%, 7/24/44	500	494

Turkey Government International Bond, 3.25%, 3/23/23	250	236
5.75%, 3/22/24	300	325
6.88%, 3/17/36	500	590
6.00%, 1/14/41	1,500	1,618
6.63%, 2/17/45	270	322

Uruguay Government International Bond, 7.63%, 3/21/36	250	319
4.13%, 11/20/45	400	342
		27,709

Supermarkets & Pharmacies – 0.0%

Delhaize Group, 5.70%, 10/1/40	400	431

Supranationals – 1.5%

African Development Bank, 0.88%, 3/15/18	250	249
1.13%, 3/4/19	165	165

Asian Development Bank, 1.13%, 6/5/18	1,000	1,003
5.59%, 7/16/18	50	55
1.75%, 9/11/18	150	153
1.38%, 1/15/19	250	252
1.75%, 3/21/19	1,500	1,527
1.88%, 4/12/19	150	153
1.50%, 1/22/20	250	252
1.38%, 3/23/20	250	250
2.13%, 11/24/21	100	103

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Supranationals – 1.5% – continued

Corp. Andina de Fomento, 4.38%, 6/15/22	$613	$674

Council Of Europe Development Bank, 1.50%, 6/19/17	200	202
1.75%, 11/14/19	1,000	1,017

European Bank for Reconstruction & Development, 0.75%, 9/1/17	300	299
1.00%, 6/15/18	150	150
1.75%, 6/14/19	200	204
1.75%, 11/26/19	1,000	1,016
1.50%, 3/16/20	250	251

European Investment Bank, 0.88%, 4/18/17	400	400
5.13%, 5/30/17	350	367
1.63%, 6/15/17	250	252
1.00%, 8/17/17	250	251
1.00%, 12/15/17	2,000	2,002
1.00%, 3/15/18	2,000	2,000
1.25%, 5/15/18	2,500	2,513
1.00%, 6/15/18	1,650	1,646
1.63%, 12/18/18	400	406
1.88%, 3/15/19	250	255
1.63%, 3/16/20	250	253
2.50%, 4/15/21	1,500	1,570
2.13%, 10/15/21	200	205
3.25%, 1/29/24	250	275
2.50%, 10/15/24	1,000	1,043
4.88%, 2/15/36	200	258

Inter-American Development Bank, 0.88%, 3/15/18	500	500
1.75%, 8/24/18	250	255
4.25%, 9/10/18	400	433
1.13%, 9/12/19	200	200
3.88%, 9/17/19	600	656
1.75%, 10/15/19	1,000	1,023
3.88%, 2/14/20	500	547
1.88%, 6/16/20	1,000	1,018
1.88%, 3/15/21	250	254
3.00%, 2/21/24	150	163
2.13%, 1/15/25	500	507
3.88%, 10/28/41	200	232

International Bank for Reconstruction & Development, 0.88%, 4/17/17	1,000	1,001

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Supranationals – 1.5% – continued
9.25%, 7/15/17	$100	$111
1.00%, 6/15/18	2,000	2,000
1.88%, 3/15/19	2,500	2,564
2.25%, 6/24/21	500	520
1.63%, 2/10/22	1,000	999
2.50%, 11/25/24	600	629
2.13%, 3/3/25	700	707
2.50%, 7/29/25	500	524
4.75%, 2/15/35	25	32

International Finance Corp., 1.00%, 4/24/17	890	892
0.88%, 6/15/18	500	499
1.25%, 7/16/18	1,000	1,004
1.75%, 9/16/19	250	255

Nordic Investment Bank, 1.88%, 6/14/19	200	205
1.50%, 9/29/20	200	201
		39,602

Travel & Lodging – 0.0%

Carnival Corp., 3.95%, 10/15/20	250	266

Winding Up Agencies – 0.0%

FMS Wertmanagement AoeR, 1.63%, 11/20/18	300	304

Wireless Telecommunications Services – 0.2%

America Movil S.A.B. de C.V., 3.13%, 7/16/22	295	303
6.13%, 11/15/37	505	586

Rogers Communications, Inc., 6.80%, 8/15/18	700	779
3.00%, 3/15/23	80	81
5.45%, 10/1/43	100	114
5.00%, 3/15/44	75	83

Vodafone Group PLC, 1.50%, 2/19/18	310	310
2.95%, 2/19/23	980	977
7.88%, 2/15/30	170	215
6.25%, 11/30/32	970	1,117
6.15%, 2/27/37	135	152
		4,717

Wireline Telecommunications Services – 0.2%

British Telecommunications PLC, 5.95%, 1/15/18	575	620

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Wireline Telecommunications Services – 0.2% – continued
9.63%, 12/15/30	$100	$156

Deutsche Telekom International Finance B.V., 8.75%, 6/15/30	400	600

Nippon Telegraph & Telephone Corp., 1.40%, 7/18/17	150	150

Orange S.A., 5.38%, 7/8/19	600	667
9.00%, 3/1/31	610	926

Telefonica Emisiones S.A.U., 5.46%, 2/16/21	1,255	1,426
4.57%, 4/27/23	150	164
7.05%, 6/20/36	110	139

Telefonica Europe B.V., 8.25%, 9/15/30	85	119

Telefonos de Mexico S.A.B. de C.V., 5.50%, 11/15/19	305	341
		5,308
Total Foreign Issuer Bonds
(Cost $201,866)		206,668

U.S. GOVERNMENT AGENCIES – 30.9% (9)

Fannie Mae – 13.9%
0.75%, 4/20/17	2,000	2,001
5.00%, 5/11/17	1,000	1,048
5.38%, 6/12/17	1,000	1,056
1.00%, 9/27/17	5,000	5,019
1.88%, 9/18/18	1,000	1,024
1.63%, 11/27/18	1,000	1,020
1.88%, 2/19/19	1,000	1,027
1.75%, 6/20/19	1,000	1,022
1.75%, 9/12/19	1,000	1,025
1.75%, 11/26/19	3,000	3,070
2.63%, 9/6/24	2,000	2,108
7.13%, 1/15/30	1,500	2,296
6.63%, 11/15/30	200	297
5.63%, 7/15/37	1,000	1,412

Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A2, 2.79%, 5/25/25 (1)	250	259

Fannie Mae-Aces, Series 2009-M1, Class A2, 4.29%, 7/25/19	429	460

Fannie Mae-Aces, Series 2011-M2, Class A2, 3.65%, 4/25/21	195	210

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Fannie Mae-Aces, Series 2011-M5, Class A2, 2.94%, 7/25/21	$500	$525

Fannie Mae-Aces, Series 2011-M7, Class A2, 2.58%, 9/25/18	195	200

Fannie Mae-Aces, Series 2012-M8, Class ASQ3, 1.80%, 12/25/19	100	101

Fannie Mae-Aces, Series 2012-M9, Class A2, 2.48%, 4/25/22	225	232

Fannie Mae-Aces, Series 2013-M14, Class A2, 3.33%, 10/25/23 (1)	200	213

Fannie Mae-Aces, Series 2013-M6, Class 1AC, 4.13%, 2/25/43 (1)	150	157

Fannie Mae-Aces, Series 2013-M9, Class A2, 2.39%, 1/25/23 (1)	150	153

Fannie Mae-Aces, Series 2014-M13, Class A2, 3.02%, 8/25/24 (1)	100	105

Fannie Mae-Aces, Series 2014-M4, Class A2, 3.35%, 3/25/24 (1)	545	584

Fannie Mae-Aces, Series 2014-M4, Class ASQ2, 1.27%, 1/25/17	33	33

Fannie Mae-Aces, Series 2015-M1, Class A2, 2.53%, 9/25/24	150	152

Fannie Mae-Aces, Series 2015-M1, Class ASQ2, 1.63%, 2/25/18	300	302

Fannie Mae-Aces, Series 2015-M11, Class A2, 2.83%, 4/25/25 (1)	500	519

Fannie Mae-Aces, Series 2015-M3, Class A2, 2.72%, 10/25/24	250	257

Fannie Mae-Aces, Series 2015-M7, Class ASQ2, 1.55%, 4/25/18	400	401

Fannie Mae-Aces, Series 2016-M1, Class ASQ2, 2.13%, 2/25/21 (1)	500	509

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Fannie Mae-Aces, Series 2016-M3, Class A2, 2.70%, 2/25/26 (1)	$100	$102

Pool #255376, 6.00%, 8/1/19	30	31

Pool #256792, 6.50%, 6/1/22	56	62

Pool #256925, 6.00%, 10/1/37	45	51

Pool #256959, 6.00%, 11/1/37	210	240

Pool #256985, 7.00%, 11/1/37	62	73

Pool #257042, 6.50%, 1/1/38	412	489

Pool #257106, 4.50%, 1/1/28	9	10

Pool #257237, 4.50%, 6/1/28	57	62

Pool #257243, 7.00%, 6/1/38	228	280

Pool #357630, 5.00%, 10/1/19	23	24

Pool #707791, 5.00%, 6/1/33	226	251

Pool #709239, 5.00%, 7/1/18	124	128

Pool #725185, 5.00%, 2/1/19	29	31

Pool #725425, 5.50%, 4/1/34	78	89

Pool #730811, 4.50%, 8/1/33	135	148

Pool #735222, 5.00%, 2/1/35	47	52

Pool #735358, 5.50%, 2/1/35	194	220

Pool #735502, 6.00%, 4/1/35	28	32

Pool #737853, 5.00%, 9/1/33	431	479

Pool #745336, 5.00%, 3/1/36	1,003	1,111

Pool #745418, 5.50%, 4/1/36	75	85

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #745754, 5.00%, 9/1/34	$559	$622

Pool #745826, 6.00%, 7/1/36	249	284

Pool #746272, 4.00%, 10/1/18	77	80

Pool #747383, 5.50%, 10/1/33	190	215

Pool #755632, 5.00%, 4/1/34	163	181

Pool #772730, 5.00%, 4/1/34	170	189

Pool #790406, 6.00%, 9/1/34	105	121

Pool #793666, 5.50%, 9/1/34	123	138

Pool #796250, 5.50%, 11/1/34	64	72

Pool #800471, 5.50%, 10/1/34	489	553

Pool #807701, 4.50%, 12/1/19	20	21

Pool #811944, 4.50%, 1/1/20	29	30

Pool #817795, 6.00%, 8/1/36	44	50

Pool #826057, 5.00%, 7/1/35	126	142

Pool #826585, 5.00%, 8/1/35	225	249

Pool #828523, 5.00%, 7/1/35	69	76

Pool #831676, 6.50%, 8/1/36	26	29

Pool #832628, 5.50%, 9/1/20	43	46

Pool #833067, 5.50%, 9/1/35	276	311

Pool #833163, 5.00%, 9/1/35	157	173

Pool #840577, 5.00%, 10/1/20	25	27

Pool #844909, 4.50%, 10/1/20	8	8

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #845425, 6.00%, 2/1/36	$213	$243

Pool #847921, 5.50%, 11/1/20	124	133

Pool #863759, 4.00%, 12/1/20	13	14

Pool #864435, 4.50%, 12/1/20	55	56

Pool #868435, 6.00%, 4/1/36	264	301

Pool #869710, 6.00%, 4/1/36	91	104

Pool #871135, 6.00%, 1/1/37	65	75

Pool #880505, 6.00%, 8/1/21	12	12

Pool #881818, 6.50%, 8/1/36	189	229

Pool #885769, 6.00%, 6/1/36	34	39

Pool #885866, 6.00%, 6/1/36	98	112

Pool #887111, 5.50%, 5/1/20	27	28

Pool #888100, 5.50%, 9/1/36	299	338

Pool #888152, 5.00%, 5/1/21	59	62

Pool #888205, 6.50%, 2/1/37	75	89

Pool #888447, 4.00%, 5/1/21	33	34

Pool #889224, 5.50%, 1/1/37	363	409

Pool #889390, 6.00%, 3/1/23	52	56

Pool #889401, 6.00%, 3/1/38	175	200

Pool #889415, 6.00%, 5/1/37	721	832

Pool #889579, 6.00%, 5/1/38	375	427

Pool #889630, 6.50%, 3/1/38	46	54

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #889886, 7.00%, 12/1/37	$61	$71

Pool #889970, 5.00%, 12/1/36	278	308

Pool #890234, 6.00%, 10/1/38	180	207

Pool #890329, 4.00%, 4/1/26	3,531	3,780

Pool #890339, 5.00%, 9/1/20	170	176

Pool #892536, 6.50%, 9/1/36	58	66

Pool #892968, 6.50%, 8/1/21	6	6

Pool #893363, 5.00%, 6/1/36	90	99

Pool #893366, 5.00%, 4/1/35	152	168

Pool #898417, 6.00%, 10/1/36	35	40

Pool #899079, 5.00%, 3/1/37	98	108

Pool #902414, 5.50%, 11/1/36	165	185

Pool #905090, 5.50%, 10/1/21	44	46

Pool #906090, 5.50%, 1/1/37	167	188

Pool #910147, 5.00%, 3/1/22	82	88

Pool #912414, 4.50%, 1/1/22	32	33

Pool #915499, 5.00%, 3/1/37	146	161

Pool #915870, 7.00%, 4/1/37	21	25

Pool #918515, 5.00%, 6/1/37	143	158

Pool #923123, 5.00%, 4/1/36	10	12

Pool #923166, 7.50%, 1/1/37	26	28

Pool #928261, 4.50%, 3/1/36	111	121

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #928584, 6.50%, 8/1/37	$366	$429

Pool #928909, 6.00%, 12/1/37	2	3

Pool #928915, 6.00%, 11/1/37	14	16

Pool #930606, 4.00%, 2/1/39	888	949

Pool #931195, 4.50%, 5/1/24	209	225

Pool #931665, 4.50%, 7/1/24	673	723

Pool #932023, 5.00%, 1/1/38	150	167

Pool #932741, 4.50%, 4/1/40	573	630

Pool #934466, 5.50%, 9/1/23	131	143

Pool #940623, 5.50%, 8/1/37	68	77

Pool #943388, 6.00%, 6/1/37	277	316

Pool #943617, 6.00%, 8/1/37	215	247

Pool #945876, 5.50%, 8/1/37	24	27

Pool #946527, 7.00%, 9/1/37	46	54

Pool #947216, 6.00%, 10/1/37	91	105

Pool #949391, 5.50%, 8/1/22	10	11

Pool #953018, 6.50%, 10/1/37	159	188

Pool #953910, 6.00%, 11/1/37	99	113

Pool #955771, 6.50%, 10/1/37	118	135

Pool #959604, 6.50%, 11/1/37	15	17

Pool #959880, 5.50%, 11/1/37	62	69

Pool #962687, 5.00%, 4/1/38	206	228

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #963735, 4.50%, 6/1/23	$109	$116

Pool #965389, 6.00%, 10/1/23	82	88

Pool #966660, 6.00%, 12/1/37	3	3

Pool #968037, 6.00%, 1/1/38	111	127

Pool #969632, 6.50%, 1/1/38	44	53

Pool #970013, 4.50%, 6/1/38	181	197

Pool #971734, 4.50%, 4/1/37	41	44

Pool #972452, 5.50%, 3/1/38	352	396

Pool #975365, 5.00%, 6/1/23	64	68

Pool #976963, 5.50%, 2/1/38	2,147	2,414

Pool #981704, 5.00%, 6/1/23	203	218

Pool #981854, 5.50%, 7/1/38	164	184

Pool #984075, 4.50%, 6/1/23	61	65

Pool #986760, 5.50%, 7/1/38	578	649

Pool #987114, 5.50%, 9/1/23	16	17

Pool #987115, 5.50%, 9/1/23	19	20

Pool #992472, 6.00%, 10/1/38	76	87

Pool #992491, 4.50%, 10/1/23	58	62

Pool #993055, 5.50%, 12/1/38	45	50

Pool #995018, 5.50%, 6/1/38	128	143

Pool #995203, 5.00%, 7/1/35	793	881

Pool #995266, 5.00%, 12/1/23	558	597

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #995737, 5.00%, 2/1/38	$1,424	$1,578

Pool #995879, 6.00%, 4/1/39	186	213

Pool #AA0649, 5.00%, 12/1/38	471	528

Pool #AA2939, 4.50%, 4/1/39	794	876

Pool #AA4482, 4.00%, 4/1/39	773	834

Pool #AA4562, 4.50%, 9/1/39	751	829

Pool #AA8978, 4.50%, 7/1/39	188	206

Pool #AA9357, 4.50%, 8/1/39	804	877

Pool #AB1048, 4.50%, 5/1/40	1,057	1,154

Pool #AB2067, 3.50%, 1/1/41	1,331	1,404

Pool #AB2092, 4.00%, 1/1/41	596	644

Pool #AB2272, 4.50%, 2/1/41	962	1,067

Pool #AB2693, 4.50%, 4/1/41	574	632

Pool #AB2768, 4.50%, 4/1/41	792	873

Pool #AB3035, 5.00%, 5/1/41	1,226	1,360

Pool #AB3246, 5.00%, 7/1/41	400	445

Pool #AB4057, 4.00%, 12/1/41	2,619	2,806

Pool #AB4293, 3.50%, 1/1/42	1,658	1,742

Pool #AB5049, 4.00%, 4/1/42	2,830	3,032

Pool #AB6016, 3.50%, 8/1/42	1,193	1,253

Pool #AB6293, 3.50%, 9/1/27	2,092	2,214

Pool #AB6472, 2.00%, 10/1/27	859	871

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #AB7076, 3.00%, 11/1/42	$3,504	$3,602

Pool #AB7503, 3.00%, 1/1/43	1,638	1,684

Pool #AB7733, 3.00%, 1/1/43	2,948	3,031

Pool #AB8823, 3.00%, 3/1/43	5,209	5,355

Pool #AB9019, 3.00%, 4/1/43	1,296	1,332

Pool #AB9136, 2.50%, 4/1/43	139	138

Pool #AB9363, 3.50%, 5/1/43	3,933	4,141

Pool #AB9990, 3.00%, 7/1/33	319	333

Pool #AC2947, 5.50%, 9/1/39	692	781

Pool #AC2969, 5.00%, 9/1/39	2,746	3,082

Pool #AC3263, 4.50%, 9/1/29	292	323

Pool #AC3312, 4.50%, 10/1/39	1,469	1,603

Pool #AC4861, 4.50%, 11/1/24	575	622

Pool #AC5040, 4.00%, 10/1/24	340	362

Pool #AC6118, 4.50%, 11/1/39	411	448

Pool #AC6742, 4.50%, 1/1/40	1,534	1,688

Pool #AC8518, 5.00%, 12/1/39	774	857

Pool #AC9581, 5.50%, 1/1/40	1,586	1,787

Pool #AD0119, 6.00%, 7/1/38	571	652

Pool #AD0585, 4.50%, 12/1/39	724	805

Pool #AD0639, 6.00%, 12/1/38	169	193

Pool #AD0969, 5.50%, 8/1/37	626	706

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #AD5241, 4.50%, 7/1/40	$573	$626

Pool #AD5525, 5.00%, 6/1/40	707	789

Pool #AD5556, 4.00%, 6/1/25	250	267

Pool #AD7859, 5.00%, 6/1/40	432	481

Pool #AE0949, 4.00%, 2/1/41	1,642	1,759

Pool #AE0971, 4.00%, 5/1/25	186	198

Pool #AE0981, 3.50%, 3/1/41	1,266	1,330

Pool #AE1807, 4.00%, 10/1/40	2,188	2,344

Pool #AE3873, 4.50%, 10/1/40	287	314

Pool #AE5436, 4.50%, 10/1/40	399	436

Pool #AE5767, 3.84%, 5/1/41 (1)	144	151

Pool #AH0525, 4.00%, 12/1/40	1,725	1,848

Pool #AH1295, 3.50%, 1/1/26	575	610

Pool #AH2488, 3.07%, 2/1/41 (1)	93	98

Pool #AH3226, 5.00%, 2/1/41	199	220

Pool #AH4158, 4.00%, 1/1/41	317	340

Pool #AH5573, 4.00%, 2/1/41	1,335	1,442

Pool #AH5614, 3.50%, 2/1/26	629	667

Pool #AH8854, 4.50%, 4/1/41	449	490

Pool #AI1247, 4.00%, 4/1/26	304	324

Pool #AI3470, 4.50%, 6/1/41	660	721

Pool #AI4361, 2.98%, 9/1/41 (1)	59	62

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #AI4380, 3.06%, 11/1/41 (1)	$67	$71

Pool #AI5603, 4.50%, 7/1/41	347	379

Pool #AI7743, 4.00%, 8/1/41	496	532

Pool #AI9137, 2.50%, 11/1/27	2,243	2,314

Pool #AI9555, 4.00%, 9/1/41	898	962

Pool #AI9828, 2.87%, 11/1/41 (1)	160	167

Pool #AJ2001, 2.98%, 10/1/41 (1)	106	111

Pool #AJ4093, 3.50%, 10/1/26	165	175

Pool #AJ4408, 4.50%, 10/1/41	228	249

Pool #AJ6086, 3.00%, 12/1/26	432	453

Pool #AJ9152, 3.50%, 12/1/26	1,978	2,092

Pool #AJ9218, 4.00%, 2/1/42	1,171	1,255

Pool #AJ9326, 3.50%, 1/1/42	1,731	1,834

Pool #AJ9355, 3.00%, 1/1/27	1,025	1,073

Pool #AK4524, 4.50%, 3/1/42	3,201	3,488

Pool #AK4813, 3.50%, 3/1/42	784	824

Pool #AK4945, 3.50%, 2/1/42	896	941

Pool #AK7766, 2.50%, 3/1/27	1,183	1,220

Pool #AK9444, 4.00%, 3/1/42	417	451

Pool #AL0442, 5.50%, 6/1/40	174	197

Pool #AL0766, 4.00%, 9/1/41	1,894	2,046

Pool #AL1449, 4.00%, 1/1/42	1,889	2,024

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #AL1849, 6.00%, 2/1/39	$706	$816

Pool #AL1939, 3.50%, 6/1/42	2,044	2,156

Pool #AL2243, 4.00%, 3/1/42	2,130	2,282

Pool #AL2303, 4.50%, 6/1/26	628	660

Pool #AL2326, 4.50%, 4/1/42	4,035	4,398

Pool #AL2397, 2.71%, 8/1/42 (1)	226	235

Pool #AL2438, 3.00%, 9/1/27	2,612	2,739

Pool #AL2893, 3.50%, 12/1/42	4,452	4,730

Pool #AL3396, 2.50%, 3/1/28	1,044	1,083

Pool #AL3950, 1.71%, 8/1/43 (1)	117	120

Pool #AL4408, 4.50%, 11/1/43	2,710	2,984

Pool #AL4462, 2.50%, 6/1/28	1,732	1,787

Pool #AL4908, 4.00%, 2/1/44	1,976	2,133

Pool #AL5167, 3.50%, 1/1/34	598	632

Pool #AL5254, 3.00%, 11/1/27	1,400	1,466

Pool #AL5377, 4.00%, 6/1/44	4,951	5,347

Pool #AL5734, 3.50%, 9/1/29	1,631	1,735

Pool #AL5785, 4.00%, 9/1/44	2,850	3,095

Pool #AL5953, 2.79%, 10/1/44 (1)	419	434

Pool #AL6488, 3.50%, 8/1/43	989	1,043

Pool #AO0752, 3.00%, 4/1/42	1,011	1,039

Pool #AO0800, 3.00%, 4/1/27	910	953

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #AO2973, 3.50%, 5/1/42	$2,185	$2,319

Pool #AO4136, 3.50%, 6/1/42	1,502	1,579

Pool #AO7970, 2.50%, 6/1/27	601	619

Pool #AO8031, 3.50%, 7/1/42	3,743	3,933

Pool #AO8629, 3.50%, 7/1/42	674	708

Pool #AP6273, 3.00%, 10/1/42	1,057	1,086

Pool #AQ6784, 3.50%, 12/1/42	1,364	1,433

Pool #AQ8185, 2.50%, 1/1/28	334	344

Pool #AQ8647, 3.50%, 12/1/42	1,697	1,784

Pool #AR1706, 2.50%, 1/1/28	5,576	5,751

Pool #AR3054, 3.00%, 1/1/28	1,331	1,397

Pool #AR3792, 3.00%, 2/1/43	975	1,002

Pool #AR8151, 3.00%, 3/1/43	1,698	1,746

Pool #AR9188, 2.50%, 3/1/43	206	206

Pool #AR9582, 3.00%, 3/1/43	601	618

Pool #AS0018, 3.00%, 7/1/43	3,856	3,964

Pool #AS0275, 3.00%, 8/1/33	397	415

Pool #AS3600, 3.00%, 10/1/29	2,623	2,749

Pool #AS3657, 4.50%, 10/1/44	3,468	3,787

Pool #AS4085, 4.00%, 12/1/44	1,007	1,087

Pool #AS4306, 3.00%, 1/1/45	1,870	1,919

Pool #AS4458, 3.50%, 2/1/45	5,519	5,809

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #AS4715, 3.00%, 4/1/45	$1,419	$1,456

Pool #AS5324, 2.50%, 7/1/30	1,400	1,438

Pool #AS5666, 4.00%, 8/1/45	2,894	3,095

Pool #AS5892, 3.50%, 10/1/45	2,719	2,853

Pool #AS6192, 3.50%, 11/1/45	4,424	4,648

Pool #AS6262, 3.50%, 11/1/45	2,944	3,089

Pool #AS6398, 3.50%, 12/1/45	2,183	2,290

Pool #AT0666, 3.50%, 4/1/43	738	778

Pool #AT2720, 3.00%, 5/1/43	1,750	1,799

Pool #AT3164, 3.00%, 4/1/43	2,812	2,891

Pool #AT3180, 3.00%, 5/1/43	3,361	3,456

Pool #AT5026, 3.00%, 5/1/43	3,077	3,163

Pool #AU1657, 2.50%, 7/1/28	803	831

Pool #AU1689, 3.50%, 8/1/43	3,224	3,399

Pool #AU1808, 3.00%, 8/1/43	2,754	2,831

Pool #AU3164, 3.00%, 8/1/33	332	347

Pool #AU4336, 2.22%, 8/1/43 (1)	613	628

Pool #AU5918, 3.00%, 9/1/43	2,570	2,642

Pool #AU5919, 3.50%, 9/1/43	2,274	2,388

Pool #AV0691, 4.00%, 12/1/43	4,056	4,377

Pool #AV2339, 4.00%, 12/1/43	837	904

Pool #AW2472, 2.55%, 6/1/44 (1)	606	625

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #AW8167, 3.50%, 2/1/42	$972	$1,021

Pool #AW8595, 3.00%, 8/1/29	666	699

Pool #AX2163, 3.50%, 11/1/44	1,537	1,613

Pool #AX4413, 4.00%, 11/1/44	3,789	4,048

Pool #AX4839, 3.50%, 11/1/44	2,543	2,667

Pool #AX6139, 4.00%, 11/1/44	3,954	4,247

Pool #AY0544, 2.50%, 8/1/27	2,494	2,572

Pool #AY3062, 3.00%, 11/1/26	812	851

Pool #AY5580, 3.50%, 6/1/45	6,865	7,211

Pool #AY9555, 3.00%, 5/1/45	2,596	2,665

Pool #AZ1449, 3.00%, 7/1/45	1,652	1,696

Pool #AZ2186, 2.43%, 8/1/45 (1)	95	97

Pool #AZ2936, 3.00%, 9/1/45	780	801

Pool #AZ2947, 4.00%, 9/1/45	2,584	2,764

Pool #AZ4775, 10/1/45 (2)	1,467	1,539

Pool #AZ5284, 2.60%, 7/1/45 (1)	472	486

Pool #BA2911, 3.00%, 11/1/30	780	815

Pool #BC0326, 3.50%, 12/1/45	988	1,037

Pool #MA0361, 4.00%, 3/1/30	303	326

Pool #MA0667, 4.00%, 3/1/31	713	767

Pool #MA0706, 4.50%, 4/1/31	935	1,023

Pool #MA0711, 3.50%, 4/1/31	429	453

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Fannie Mae – 13.9% – continued

Pool #MA0804, 4.00%, 7/1/31	$482	$519

Pool #MA0976, 3.50%, 2/1/32	962	1,018

Pool #MA1107, 3.50%, 7/1/32	1,177	1,246

Pool #MA1138, 3.50%, 8/1/32	637	674

Pool #MA1141, 3.00%, 8/1/32	319	333

Pool #MA1200, 3.00%, 10/1/32	1,703	1,775

Pool #MA1239, 3.50%, 11/1/32	854	904

Pool #MA1432, 3.00%, 5/1/33	1,672	1,746

Pool #MA1511, 2.50%, 7/1/33	483	490

Pool #MA1764, 4.00%, 1/1/34	798	861

Pool #MA2320, 3.00%, 7/1/35	1,427	1,480

Pool #MA2473, 3.50%, 12/1/35	688	726

Pool #MA2489, 2.50%, 12/1/30	2,046	2,102

Pool #MA2512, 1/1/46 (2)	984	1,053

Pool TBA, 4/16/31 (2)	4,196	4,300
4/16/46 (2)	15,727	16,464
		366,213

Federal Home Loan Bank – 0.2%

0.88%, 5/24/17	2,000	2,004
1.00%, 6/21/17	1,000	1,004
5.50%, 7/15/36	500	689
		3,697

Freddie Mac – 1.4%

FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.25%, 1/25/20	185	203

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac – 1.4% – continued

FHLMC Multifamily Structured Pass Through Certificates, Series K007, Class A2, 4.22%, 3/25/20	$245	$269

FHLMC Multifamily Structured Pass Through Certificates, Series K008, Class A1, 2.75%, 12/25/19	70	71

FHLMC Multifamily Structured Pass Through Certificates, Series K008, Class A2, 3.53%, 6/25/20	263	283

FHLMC Multifamily Structured Pass Through Certificates, Series K011, Class A2, 4.08%, 11/25/20 (1)	785	868

FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.97%, 1/25/21	575	636

FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.87%, 4/25/21	350	385

FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.87%, 12/25/21	250	264

FHLMC Multifamily Structured Pass Through Certificates, Series K018, Class A2, 2.79%, 1/25/22	500	526

FHLMC Multifamily Structured Pass Through Certificates, Series K019, Class A1, 1.46%, 9/25/21	328	329

FHLMC Multifamily Structured Pass Through Certificates, Series K020, Class A2, 2.37%, 5/25/22	250	258

FHLMC Multifamily Structured Pass Through Certificates, Series K023, Class A2, 2.31%, 8/25/22	500	512

FHLMC Multifamily Structured Pass Through Certificates, Series K024, Class A2, 2.57%, 9/25/22	200	208

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac – 1.4% – continued

FHLMC Multifamily Structured Pass Through Certificates, Series K025, Class A1, 1.88%, 4/25/22	$430	$434

FHLMC Multifamily Structured Pass Through Certificates, Series K027, Class A2, 2.64%, 1/25/23	750	781

FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.32%, 2/25/23 (1)	250	271

FHLMC Multifamily Structured Pass Through Certificates, Series K030, Class A2, 3.25%, 4/25/23 (1)	300	324

FHLMC Multifamily Structured Pass Through Certificates, Series K031, Class A2, 3.30%, 4/25/23 (1)	227	246

FHLMC Multifamily Structured Pass Through Certificates, Series K032, Class A2, 3.31%, 5/25/23 (1)	365	395

FHLMC Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.06%, 7/25/23 (1)	350	373

FHLMC Multifamily Structured Pass Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	300	323

FHLMC Multifamily Structured Pass Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	300	321

FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.67%, 12/25/24	200	206

FHLMC Multifamily Structured Pass Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	200	212

FHLMC Multifamily Structured Pass Through Certificates, Series K046, Class A2, 3.21%, 3/25/25	250	267

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac – 1.4% – continued

FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class A2, 3.00%, 12/25/25	$300	$315

FHLMC Multifamily Structured Pass Through Certificates, Series K701, Class A2, 3.88%, 11/25/17 (1)	200	207

FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class A2, 3.15%, 2/25/18	213	219

FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A1, 1.87%, 1/25/18	1	1

FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.70%, 5/25/18	150	154

FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.41%, 8/25/18	225	230

FHLMC Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	300	305

FHLMC Multifamily Structured Pass Through Certificates, Series K712, Class A2, 1.87%, 11/25/19	500	508

FHLMC Multifamily Structured Pass Through Certificates, Series K716, Class A2, 3.13%, 6/25/21	250	267

FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class A2, 2.79%, 1/25/22	250	263

FHLMC Multifamily Structured Pass Through Certificates, Series K719, Class A2, 2.73%, 6/25/22 (1)	100	104

Freddie Mac, 0.75%, 7/14/17	7,000	7,002
1.00%, 9/27/17	3,000	3,013
5.13%, 11/17/17	500	535
0.75%, 1/12/18	2,000	1,999
0.88%, 3/7/18	1,000	1,001

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac – 1.4% – continued
3.75%, 3/27/19	$1,000	$1,082
1.75%, 5/30/19	1,000	1,024
1.25%, 8/1/19	1,000	1,008
1.25%, 10/2/19	1,000	1,004
1.38%, 5/1/20	1,000	1,008
2.38%, 1/13/22	3,000	3,145
6.75%, 3/15/31	1,200	1,812
		35,171

Freddie Mac Gold – 7.8%

Pool #A16753, 5.00%, 11/1/33	77	86

Pool #A17665, 5.00%, 1/1/34	100	111

Pool #A27950, 5.50%, 11/1/34	411	462

Pool #A31136, 5.50%, 1/1/35	269	302

Pool #A39306, 5.50%, 11/1/35	259	288

Pool #A46224, 5.00%, 7/1/35	44	49

Pool #A48104, 5.00%, 1/1/36	72	79

Pool #A51296, 6.00%, 8/1/36	33	38

Pool #A54897, 6.50%, 8/1/36	83	95

Pool #A56110, 5.50%, 12/1/36	256	285

Pool #A57604, 5.00%, 3/1/37	301	331

Pool #A58718, 5.50%, 3/1/37	29	32

Pool #A59081, 5.50%, 4/1/37	280	313

Pool #A60942, 5.00%, 5/1/37	104	115

Pool #A61560, 5.50%, 10/1/36	509	573

Pool #A61573, 5.00%, 9/1/34	1,167	1,303

Pool #A61597, 5.50%, 12/1/35	59	65

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac Gold – 7.8% – continued

Pool #A64474, 5.50%, 9/1/37	$27	$30

Pool #A67116, 7.00%, 10/1/37	23	26

Pool #A68761, 5.50%, 9/1/37	137	152

Pool #A69169, 4.50%, 12/1/37	75	82

Pool #A69303, 6.00%, 11/1/37	43	49

Pool #A73778, 5.00%, 2/1/38	162	178

Pool #A74134, 7.00%, 2/1/38	23	24

Pool #A78507, 5.00%, 6/1/38	597	665

Pool #A81606, 6.00%, 9/1/38	27	31

Pool #A83008, 5.50%, 11/1/38	491	555

Pool #A84432, 4.50%, 2/1/39	96	105

Pool #A88476, 4.50%, 9/1/39	2,402	2,649

Pool #A88566, 5.00%, 9/1/39	1,144	1,276

Pool #A89346, 4.50%, 10/1/39	1,407	1,531

Pool #A90749, 4.50%, 1/1/40	1,167	1,287

Pool #A91541, 5.00%, 3/1/40	345	384

Pool #A91626, 4.50%, 3/1/40	697	773

Pool #A91942, 4.50%, 4/1/40	495	546

Pool #A94672, 4.50%, 10/1/40	653	713

Pool #A96296, 4.00%, 1/1/41	809	873

Pool #A96310, 4.00%, 1/1/41	567	609

Pool #A96995, 4.00%, 2/1/41	1,412	1,510

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL
	AMOUNT	VALUE
	(000s)	(000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac Gold – 7.8% – continued

Pool #A97443, 4.50%, 3/1/41	$560	$610

Pool #B10630, 4.50%, 11/1/18	110	114

Pool #B17658, 4.50%, 1/1/20	3	4

Pool #B18502, 5.50%, 6/1/20	11	12

Pool #B18931, 4.50%, 3/1/20	11	11

Pool #C03457, 4.50%, 2/1/40	448	488

Pool #C03812, 3.50%, 4/1/42	929	989

Pool #C03821, 3.50%, 4/1/42	2,062	2,162

Pool #C04268, 3.00%, 10/1/42	3,442	3,530

Pool #C09004, 3.50%, 7/1/42	618	648

Pool #C09042, 3.50%, 5/1/43	818	857

Pool #C09063, 4.00%, 9/1/44	757	808

Pool #C09066, 3.50%, 10/1/44	1,032	1,082

Pool #C91009, 5.00%, 11/1/26	25	27

Pool #C91247, 5.00%, 4/1/29	194	213

Pool #C91354, 4.00%, 1/1/31	710	766

Pool #C91370, 4.50%, 5/1/31	392	429

Pool #C91388, 3.50%, 2/1/32	414	438

Pool #C91402, 4.00%, 10/1/31	603	651

Pool #C91408, 3.50%, 11/1/31	417	441

Pool #C91485, 3.50%, 8/1/32	634	670

Pool #C91811, 4.00%, 1/1/35	268	289

	PRINCIPAL
	AMOUNT	VALUE
	(000s)	(000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac Gold – 7.8% – continued

Pool #C91858, 3.00%, 12/1/35	$494	$512

Pool #D97197, 5.00%, 2/1/27	9	10

Pool #D97564, 5.00%, 1/1/28	171	187

Pool #D98301, 4.50%, 7/1/29	55	60

Pool #D99094, 3.00%, 3/1/32	421	438

Pool #E03033, 3.00%, 2/1/27	931	977

Pool #E04044, 3.50%, 8/1/27	1,401	1,482

Pool #E04072, 2.50%, 8/1/27	414	428

Pool #E99030, 4.50%, 9/1/18	101	104

Pool #G01907, 4.50%, 8/1/34	52	57

Pool #G01974, 5.00%, 12/1/35	501	555

Pool #G02064, 5.00%, 2/1/36	227	252

Pool #G02069, 5.50%, 3/1/36	40	44

Pool #G02386, 6.00%, 11/1/36	376	428

Pool #G02391, 6.00%, 11/1/36	12	13

Pool #G02540, 5.00%, 11/1/34	97	108

Pool #G02649, 6.00%, 1/1/37	12	14

Pool #G02702, 6.50%, 1/1/37	45	52

Pool #G02789, 6.00%, 4/1/37	1,214	1,377

Pool #G02911, 6.00%, 4/1/37	29	33

Pool #G02973, 6.00%, 6/1/37	45	51

Pool #G03121, 5.00%, 6/1/36	205	226

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000s)	(000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac Gold – 7.8% – continued

Pool #G03134, 5.50%, 8/1/36	$72	$81

Pool #G03176, 5.00%, 8/1/37	66	73

Pool #G03218, 6.00%, 9/1/37	48	55

Pool #G03351, 6.00%, 9/1/37	101	115

Pool #G03513, 6.00%, 11/1/37	110	125

Pool #G03600, 7.00%, 11/1/37	49	58

Pool #G03737, 6.50%, 11/1/37	751	855

Pool #G03992, 6.00%, 3/1/38	128	145

Pool #G04287, 5.00%, 5/1/38	213	234

Pool #G04459, 5.50%, 6/1/38	179	200

Pool #G04611, 6.00%, 7/1/38	309	353

Pool #G04650, 6.50%, 9/1/38	217	247

Pool #G04817, 5.00%, 9/1/38	121	133

Pool #G05082, 5.00%, 3/1/38	282	312

Pool #G05167, 4.50%, 2/1/39	321	349

Pool #G05457, 4.50%, 5/1/39	1,683	1,855

Pool #G05725, 4.50%, 11/1/39	679	754

Pool #G05733, 5.00%, 11/1/39	531	592

Pool #G05870, 4.50%, 4/1/40	753	831

Pool #G05876, 4.50%, 4/1/40	1,954	2,176

Pool #G05969, 5.00%, 8/1/40	341	378

Pool #G05971, 5.50%, 8/1/40	1,587	1,768

	PRINCIPAL
	AMOUNT	VALUE
	(000s)	(000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac Gold – 7.8% – continued

Pool #G06020, 5.50%, 12/1/39	$1,372	$1,535

Pool #G06767, 5.00%, 10/1/41	1,123	1,240

Pool #G06947, 6.00%, 5/1/40	377	430

Pool #G07030, 4.00%, 6/1/42	3,382	3,653

Pool #G07098, 3.50%, 7/1/42	1,105	1,157

Pool #G07152, 4.00%, 6/1/42	2,765	2,958

Pool #G07171, 4.00%, 8/1/42	1,432	1,538

Pool #G07445, 2.50%, 7/1/43	845	840

Pool #G07787, 4.00%, 8/1/44	4,933	5,326

Pool #G07924, 3.50%, 1/1/45	1,365	1,437

Pool #G07961, 3.50%, 3/1/45	2,795	2,937

Pool #G08189, 7.00%, 3/1/37	35	43

Pool #G08192, 5.50%, 4/1/37	86	97

Pool #G08341, 5.00%, 4/1/39	1,659	1,821

Pool #G08477, 3.50%, 2/1/42	1,145	1,201

Pool #G08537, 3.00%, 7/1/43	3,148	3,228

Pool #G08554, 3.50%, 10/1/43	1,552	1,625

Pool #G08624, 4.00%, 1/1/45	2,496	2,665

Pool #G08632, 3.50%, 3/1/45	2,769	2,900

Pool #G08648, 3.00%, 6/1/45	968	991

Pool #G08653, 3.00%, 7/1/45	1,943	1,991

Pool #G08660, 4.00%, 8/1/45	843	901

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac Gold – 7.8% – continued

Pool #G08666, 3.00%, 9/1/45	$7,047	$7,221

Pool #G08667, 3.50%, 9/1/45	1,647	1,725

Pool #G08677, 11/1/45 (2)	981	1,049

Pool #G08681, 12/1/45 (2)	2,971	3,113

Pool #G11776, 4.50%, 9/1/20	26	27

Pool #G12571, 4.00%, 1/1/22	92	95

Pool #G12673, 5.00%, 9/1/21	62	65

Pool #G12837, 4.50%, 4/1/22	89	92

Pool #G12868, 5.00%, 11/1/22	127	136

Pool #G12869, 5.00%, 9/1/22	113	121

Pool #G13136, 4.50%, 5/1/23	132	141

Pool #G13151, 6.00%, 3/1/23	120	131

Pool #G13201, 4.50%, 7/1/23	74	80

Pool #G13433, 5.50%, 1/1/24	101	111

Pool #G14168, 5.50%, 12/1/24	161	173

Pool #G14239, 4.00%, 9/1/26	2,401	2,565

Pool #G14554, 4.50%, 7/1/26	265	281

Pool #G14891, 3.00%, 10/1/28	617	648

Pool #G15089, 2.50%, 11/1/28	1,040	1,073

Pool #G15134, 3.00%, 5/1/29	399	419

Pool #G15468, 3.50%, 12/1/29	977	1,040

Pool #G18220, 6.00%, 11/1/22	15	17

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac Gold – 7.8% – continued

Pool #G18438, 2.50%, 6/1/27	$535	$552

Pool #G18442, 3.50%, 8/1/27	1,016	1,075

Pool #G30327, 4.50%, 1/1/27	29	31

Pool #G60145, 3.50%, 8/1/45	1,441	1,514

Pool #G60238, 3.50%, 10/1/45	1,965	2,069

Pool #J00991, 4.00%, 1/1/21	39	40

Pool #J02541, 4.00%, 9/1/20	24	25

Pool #J03041, 6.00%, 7/1/21	41	44

Pool #J03736, 5.50%, 11/1/21	47	51

Pool #J05307, 4.50%, 8/1/22	13	14

Pool #J06175, 5.00%, 5/1/21	17	18

Pool #J06465, 6.00%, 11/1/22	13	14

Pool #J06476, 5.50%, 11/1/22	40	44

Pool #J08098, 5.50%, 6/1/23	38	40

Pool #J08202, 5.00%, 7/1/23	32	34

Pool #J08454, 5.00%, 8/1/23	68	73

Pool #J08913, 5.50%, 10/1/23	26	28

Pool #J09148, 5.00%, 12/1/23	56	58

Pool #J09305, 5.00%, 2/1/24	121	130

Pool #J09463, 5.00%, 3/1/24	54	55

Pool #J11136, 4.00%, 11/1/24	80	85

Pool #J12098, 4.50%, 4/1/25	579	622

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac Gold – 7.8% – continued

Pool #J14808, 3.50%, 3/1/26	$933	$992

Pool #J17055, 3.00%, 11/1/26	525	551

Pool #J17232, 3.00%, 11/1/26	506	531

Pool #J17932, 3.00%, 3/1/27	864	907

Pool #J20834, 2.50%, 10/1/27	951	981

Pool #J21601, 2.50%, 12/1/27	3,627	3,737

Pool #J22069, 2.50%, 1/1/28	232	239

Pool #J22986, 2.50%, 3/1/28	1,927	1,986

Pool #J31371, 2.50%, 4/1/30	1,276	1,312

Pool #J32223, 2.50%, 7/1/30	932	958

Pool #K90071, 3.00%, 2/1/33	1,399	1,444

Pool #K90641, 3.50%, 6/1/33	228	241

Pool #K90791, 3.00%, 7/1/33	636	664

Pool #K91490, 3.50%, 1/1/34	1,199	1,264

Pool #K92325, 3.00%, 1/1/35	927	967

Pool #Q02211, 4.50%, 7/1/41	763	835

Pool #Q02605, 4.50%, 8/1/41	1,906	2,077

Pool #Q03085, 4.00%, 9/1/41	414	443

Pool #Q04649, 3.50%, 11/1/41	443	464

Pool #Q08894, 3.50%, 6/1/42	1,061	1,117

Pool #Q09009, 4.00%, 6/1/42	2,542	2,731

Pool #Q10389, 3.50%, 8/1/42	1,807	1,913

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac Gold – 7.8% – continued

Pool #Q10438, 3.50%, 8/1/42	$1,754	$1,840

Pool #Q14324, 3.00%, 1/1/43	1,790	1,836

Pool #Q14676, 3.00%, 1/1/43	1,138	1,167

Pool #Q15843, 3.00%, 2/1/43	560	574

Pool #Q18305, 3.50%, 5/1/43	3,314	3,473

Pool #Q18339, 3.00%, 5/1/43	523	538

Pool #Q19697, 3.00%, 6/1/43	1,275	1,308

Pool #Q19909, 3.00%, 7/1/43	1,065	1,092

Pool #Q20550, 3.00%, 8/1/43	1,702	1,745

Pool #Q21320, 3.50%, 8/1/43	807	845

Pool #Q24954, 4.00%, 2/1/44	1,218	1,313

Pool #Q27352, 3.50%, 7/1/44	3,864	4,060

Pool #Q27353, 4.00%, 7/1/44	3,687	3,960

Pool #Q29640, 4.00%, 11/1/44	947	1,017

Pool #Q36759, 3.50%, 10/1/45	1,962	2,065

Pool #Q37471, 4.00%, 11/1/45	1,483	1,586

Pool #Q37986, 3.50%, 12/1/45	982	1,032

Pool #V60268, 3.00%, 9/1/28	1,708	1,795

Pool #V80003, 3.00%, 4/1/43	2,362	2,435

Pool #V80004, 3.00%, 4/1/43	657	676

Pool #V80058, 3.00%, 5/1/43	1,065	1,096

Pool TBA, 4/16/31 (2)	9,639	9,905

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Freddie Mac Gold – 7.8% – continued

4/16/46 (2)	$12,937	$13,553
		205,629

Government National Mortgage Association I – 1.3%

Pool #510835, 5.50%, 2/15/35	47	54

Pool #597889, 5.50%, 6/15/33	224	254

Pool #614169, 5.00%, 7/15/33	87	97

Pool #616879, 3.50%, 2/15/42	801	851

Pool #617739, 6.00%, 10/15/37	20	22

Pool #634431, 6.00%, 9/15/34	22	25

Pool #641416, 5.50%, 4/15/35	175	199

Pool #646341, 6.00%, 11/15/36	72	83

Pool #648538, 5.00%, 12/15/35	100	110

Pool #651753, 5.50%, 3/15/36	26	29

Pool #658560, 6.50%, 8/15/36	78	89

Pool #670030, 3.00%, 7/15/45	968	1,002

Pool #675211, 6.50%, 3/15/38	32	37

Pool #675484, 5.50%, 6/15/38	143	161

Pool #676360, 6.50%, 10/15/37	22	27

Pool #682899, 6.00%, 9/15/40	266	302

Pool #687824, 5.50%, 8/15/38	200	224

Pool #687900, 5.00%, 9/15/38	178	196

Pool #687901, 5.00%, 9/15/38	195	217

Pool #688461, 6.00%, 5/15/38	47	53

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Government National Mortgage Association I – 1.3% – continued

Pool #692309, 6.00%, 1/15/39	$122	$138

Pool #697645, 5.50%, 10/15/38	66	74

Pool #698236, 5.00%, 6/15/39	588	653

Pool #698336, 4.50%, 5/15/39	694	757

Pool #699277, 6.00%, 9/15/38	60	68

Pool #700918, 5.50%, 11/15/38	248	279

Pool #700972, 5.50%, 11/15/38	37	41

Pool #701196, 6.00%, 10/15/38	67	76

Pool #703677, 5.50%, 6/15/39	223	250

Pool #704185, 5.50%, 1/15/39	67	75

Pool #717175, 4.50%, 6/15/39	767	846

Pool #719262, 5.00%, 8/15/40	284	318

Pool #720202, 4.50%, 7/15/39	507	558

Pool #723231, 4.00%, 10/15/39	426	456

Pool #723339, 5.00%, 9/15/39	296	332

Pool #726085, 4.00%, 11/15/24	242	257

Pool #728629, 4.50%, 1/15/40	1,058	1,169

Pool #733663, 4.50%, 5/15/40	2,325	2,560

Pool #737286, 4.50%, 5/15/40	782	863

Pool #737416, 3.50%, 9/15/25	208	220

Pool #738134, 3.50%, 4/15/26	370	392

Pool #738247, 4.50%, 4/15/41	385	419

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Government National Mortgage Association I – 1.3% – continued

Pool #745215, 4.00%, 7/15/25	$181	$191

Pool #747643, 4.50%, 8/15/40	1,431	1,556

Pool #760874, 3.50%, 2/15/26	281	298

Pool #768800, 4.50%, 6/15/41	215	235

Pool #773939, 4.00%, 11/15/41	867	938

Pool #778957, 3.50%, 3/15/42	953	1,012

Pool #781939, 6.00%, 7/15/34	389	449

Pool #782131, 5.50%, 12/15/36	97	110

Pool #782150, 5.50%, 4/15/37	111	125

Pool #782259, 5.00%, 2/15/36	196	220

Pool #782272, 5.50%, 2/15/38	209	235

Pool #782498, 6.00%, 12/15/38	105	118

Pool #782565, 5.00%, 2/15/39	2,252	2,525

Pool #782584, 5.00%, 3/15/39	171	189

Pool #782675, 4.50%, 6/15/24	170	183

Pool #782696, 5.00%, 6/15/39	524	584

Pool #782831, 6.00%, 12/15/39	69	78

Pool #783176, 4.00%, 11/15/40	1,147	1,230

Pool #783467, 4.00%, 10/15/41	3,707	3,976

Pool #AA6089, 3.00%, 2/15/43	617	643

Pool #AB2891, 3.00%, 9/15/42	415	431

Pool #AD8781, 3.00%, 3/15/43	561	583

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Government National Mortgage Association I – 1.3% – continued

Pool #AD9016, 3.00%, 4/15/43	$716	$743

Pool TBA, 4/16/46 (2)	3,000	3,165
		34,650

Government National Mortgage Association II – 6.2%

Pool #3570, 6.00%, 6/20/34	80	92

Pool #3665, 5.50%, 1/20/35	234	264

Pool #3852, 6.00%, 5/20/36	40	45

Pool #3879, 6.00%, 7/20/36	125	141

Pool #3910, 6.00%, 10/20/36	65	75

Pool #3994, 5.00%, 6/20/37	46	51

Pool #4018, 6.50%, 8/20/37	142	168

Pool #4026, 5.00%, 9/20/37	56	62

Pool #4027, 5.50%, 9/20/37	32	35

Pool #4040, 6.50%, 10/20/37	30	36

Pool #4098, 5.50%, 3/20/38	191	213

Pool #4116, 6.50%, 4/20/38	68	81

Pool #4170, 6.00%, 6/20/38	149	169

Pool #4194, 5.50%, 7/20/38	369	407

Pool #4243, 5.00%, 9/20/38	92	102

Pool #4244, 5.50%, 9/20/38	103	114

Pool #4245, 6.00%, 9/20/38	58	66

Pool #4269, 6.50%, 10/20/38	74	86

Pool #4290, 5.50%, 11/20/38	71	79

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #4344, 6.00%, 1/20/39	$127	$144

Pool #4345, 6.50%, 1/20/39	82	95

Pool #4425, 5.50%, 4/20/39	216	240

Pool #4559, 5.00%, 10/20/39	525	582

Pool #4561, 6.00%, 10/20/39	272	312

Pool #4617, 4.50%, 1/20/40	152	165

Pool #4619, 5.50%, 1/20/40	472	526

Pool #4713, 4.50%, 6/20/40	455	495

Pool #4747, 5.00%, 7/20/40	399	442

Pool #4881, 3.50%, 12/20/40	1,554	1,646

Pool #4882, 4.00%, 12/20/40	3,624	3,906

Pool #4923, 4.50%, 1/20/41	347	378

Pool #5050, 4.00%, 5/20/26	315	335

Pool #5081, 4.00%, 6/20/41	608	655

Pool #5082, 4.50%, 6/20/41	635	691

Pool #5083, 5.00%, 6/20/41	2,441	2,699

Pool #5114, 4.00%, 7/20/41	2,438	2,625

Pool #5141, 5.00%, 8/20/41	327	362

Pool #5175, 4.50%, 9/20/41	331	360

Pool #5176, 5.00%, 9/20/41	1,560	1,729

Pool #5202, 3.50%, 10/20/41	879	933

Pool #5203, 4.00%, 10/20/41	573	616

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #5232, 3.50%, 11/20/41	$504	$534

Pool #5264, 5.50%, 12/20/41	43	48

Pool #5280, 4.00%, 1/20/42	627	675

Pool #5304, 3.50%, 2/20/42	619	656

Pool #5317, 5.50%, 2/20/42	298	328

Pool #5326, 3.00%, 3/20/27	864	908

Pool #5331, 3.50%, 3/20/42	1,001	1,061

Pool #626951, 3.00%, 6/20/45	813	845

Pool #654804, 6.00%, 5/20/36	74	84

Pool #737602, 4.00%, 11/20/40	577	628

Pool #752757, 4.50%, 11/20/40	773	852

Pool #755677, 4.00%, 12/20/40	482	521

Pool #766711, 4.00%, 5/20/42	2,134	2,328

Pool #782433, 6.00%, 10/20/38	222	252

Pool #783976, 3.50%, 4/20/43	6,954	7,369

Pool #AA5970, 3.00%, 1/20/43	1,954	2,029

Pool #AA6054, 3.00%, 2/20/43	2,721	2,831

Pool #AA6149, 3.00%, 3/20/43	2,008	2,085

Pool #AA6160, 3.50%, 3/20/43	766	812

Pool #AA6243, 3.50%, 4/20/43	301	319

Pool #AB9443, 3.50%, 11/20/42	1,202	1,273

Pool #AD1755, 3.50%, 2/20/43	1,198	1,270

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #AD8825, 3.50%, 3/20/43	$733	$778

Pool #AF5097, 4.00%, 8/20/43	2,215	2,396

Pool #AJ0645, 3.50%, 7/20/44	672	712

Pool #AJ3643, 4.00%, 10/20/44	1,336	1,446

Pool #AK6867, 3.50%, 1/20/45	3,982	4,223

Pool #AO7525, 3.50%, 8/20/45	2,960	3,139

Pool #MA0022, 3.50%, 4/20/42	1,013	1,073

Pool #MA0088, 3.50%, 5/20/42	2,266	2,402

Pool #MA0220, 3.50%, 7/20/42	1,174	1,244

Pool #MA0318, 3.50%, 8/20/42	2,159	2,288

Pool #MA0321, 5.00%, 8/20/42	612	682

Pool #MA0391, 3.00%, 9/20/42	4,270	4,432

Pool #MA0392, 3.50%, 9/20/42	914	968

Pool #MA0851, 3.00%, 3/20/43	1,471	1,527

Pool #MA0852, 3.50%, 3/20/43	1,871	1,983

Pool #MA0933, 3.00%, 4/20/43	1,818	1,886

Pool #MA0934, 3.50%, 4/20/43	642	680

Pool #MA1011, 3.00%, 5/20/43	1,747	1,813

Pool #MA1012, 3.50%, 5/20/43	1,644	1,742

Pool #MA1064, 2.50%, 6/20/28	1,051	1,086

Pool #MA1089, 3.00%, 6/20/43	1,884	1,956

Pool #MA1224, 3.50%, 8/20/43	1,505	1,594

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #MA1285, 3.50%, 9/20/43	$847	$897

Pool #MA1839, 4.00%, 4/20/44	560	599

Pool #MA1851, 2.50%, 4/20/44 (1)	181	185

Pool #MA1920, 4.00%, 5/20/44	613	655

Pool #MA2224, 4.00%, 9/20/44	3,291	3,519

Pool #MA2444, 3.00%, 12/20/44	431	447

Pool #MA2521, 3.50%, 1/20/45	1,958	2,072

Pool #MA2522, 4.00%, 1/20/45	710	759

Pool #MA2677, 3.00%, 3/20/45	929	964

Pool #MA2753, 3.00%, 4/20/45	2,350	2,438

Pool #MA2754, 3.50%, 4/20/45	1,152	1,219

Pool #MA2891, 6/20/45 (2)	2,437	2,528

Pool #MA2892, 3.50%, 6/20/45	955	1,011

Pool #MA2935, 3.00%, 7/20/30	1,588	1,669

Pool #MA2960, 3.00%, 7/20/45	1,811	1,878

Pool #MA3034, 3.50%, 8/20/45	2,649	2,803

Pool #MA3106, 4.00%, 9/20/45	3,008	3,219

Pool #MA3172, 3.00%, 10/20/45	489	508

Pool #MA3174, 4.00%, 10/20/45	1,615	1,729

Pool #MA3244, 3.50%, 11/20/45	1,944	2,057

Pool #MA3245, 4.00%, 11/20/45	5,655	6,054

Pool #MA3310, 3.50%, 12/20/45	4,060	4,296

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.9% (9) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #MA3320, 2.50%, 12/20/45 (1)	$593	$606

Pool #MA3322, 3.00%, 12/20/45 (1)	786	814

Pool #MA3400, 2.00%, 1/20/46 (1)	248	252

Pool #MA3522, 4.00%, 3/20/46	1,250	1,340

Pool TBA, 4/16/46 (2)	27,875	29,270
		163,768

Tennessee Valley Authority – 0.1%
5.50%, 7/18/17	600	636
5.25%, 9/15/39	1,650	2,106
		2,742
Total U.S. Government Agencies
(Cost $792,601)		811,870

U.S. GOVERNMENT OBLIGATIONS – 37.0%

U.S. Treasury Bonds – 7.2%
8.75%, 8/15/20	450	595
8.00%, 11/15/21	1,125	1,531
7.13%, 2/15/23	2,000	2,735
6.25%, 8/15/23	11,550	15,331
7.63%, 2/15/25	165	245
6.00%, 2/15/26	11,750	16,255
6.13%, 11/15/27	9,000	12,971
6.25%, 5/15/30	6,000	9,153
5.38%, 2/15/31	4,000	5,735
4.50%, 2/15/36	475	652
4.38%, 2/15/38	1,890	2,555
4.50%, 5/15/38	1,700	2,336
3.50%, 2/15/39	6,000	7,140
4.25%, 5/15/39	4,250	5,624
4.50%, 8/15/39	8,000	10,955
4.38%, 11/15/39	7,000	9,420
4.63%, 2/15/40	5,250	7,311
4.38%, 5/15/40	1,000	1,346
3.75%, 8/15/41	4,000	4,931
3.13%, 2/15/42	2,000	2,224
2.75%, 8/15/42	2,500	2,581
3.38%, 5/15/44	5,000	5,796
3.00%, 11/15/44	7,000	7,554

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 37.0% – continued

U.S. Treasury Bonds – 7.2% – continued
2.50%, 2/15/45	$11,000	$10,726
3.00%, 5/15/45	13,000	14,020
3.00%, 11/15/45	28,000	30,228
		189,950

U.S. Treasury Notes – 29.8%
0.88%, 11/30/16	30,000	30,071
0.63%, 12/31/16	15,000	15,006
0.88%, 1/31/17	20,000	20,044
4.63%, 2/15/17	500	517
1.00%, 3/31/17	12,000	12,044
3.13%, 4/30/17	7,000	7,185
4.50%, 5/15/17	1,850	1,929
0.63%, 5/31/17	15,000	14,991
0.88%, 6/15/17	15,000	15,037
0.88%, 7/15/17	10,000	10,024
4.75%, 8/15/17	2,400	2,532
0.63%, 8/31/17	5,000	4,994
1.00%, 9/15/17	30,000	30,129
0.63%, 9/30/17	7,000	6,991
4.25%, 11/15/17	2,950	3,116
0.75%, 12/31/17	10,000	10,004
0.88%, 1/15/18	25,000	25,063
0.88%, 1/31/18	10,000	10,026
3.50%, 2/15/18	6,250	6,572
0.75%, 2/28/18	5,000	5,001
3.88%, 5/15/18	3,300	3,520
1.38%, 6/30/18	2,600	2,634
0.88%, 7/15/18	15,000	15,028
1.38%, 7/31/18	10,000	10,134
1.50%, 8/31/18	17,030	17,318
3.75%, 11/15/18	2,300	2,476
1.50%, 12/31/18	10,000	10,180
1.13%, 1/15/19	5,000	5,039
0.75%, 2/15/19	5,000	4,985
2.75%, 2/15/19	18,000	18,968
1.38%, 2/28/19	4,000	4,058
1.50%, 2/28/19	5,000	5,090
1.63%, 4/30/19	10,000	10,218
1.63%, 6/30/19	10,000	10,223
0.88%, 7/31/19	2,000	1,995
1.63%, 7/31/19	10,000	10,219
3.63%, 8/15/19	18,000	19,588
1.75%, 9/30/19	30,000	30,779
3.38%, 11/15/19	16,000	17,347

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 37.0% – continued

U.S. Treasury Notes – 29.8% – continued
1.63%, 12/31/19	$2,500	$2,553
3.63%, 2/15/20	5,000	5,488
1.38%, 3/31/20	2,280	2,305
1.13%, 4/30/20	4,000	4,006
3.50%, 5/15/20	5,000	5,477
1.38%, 5/31/20	15,000	15,151
1.50%, 5/31/20	20,000	20,301
2.63%, 8/15/20	3,000	3,188
2.63%, 11/15/20	3,000	3,191
1.63%, 11/30/20	10,000	10,200
1.75%, 12/31/20	10,000	10,245
1.38%, 1/31/21	10,000	10,072
3.63%, 2/15/21	12,000	13,356
1.13%, 2/28/21	29,000	28,881
2.13%, 6/30/21	1,740	1,813
2.13%, 8/15/21	36,000	37,495
2.13%, 6/30/22	10,000	10,389
1.63%, 8/15/22	19,000	19,146
2.13%, 12/31/22	5,000	5,194
1.50%, 2/28/23	15,000	14,958
2.75%, 11/15/23	5,000	5,416
2.50%, 5/15/24	20,000	21,269
2.38%, 8/15/24	24,000	25,275
2.25%, 11/15/24	23,000	23,979
2.25%, 11/15/25	14,525	15,117
1.63%, 2/15/26	39,660	39,084
		784,624
Total U.S. Government Obligations
(Cost $933,936)		974,574

MUNICIPAL BONDS – 0.8%

Arizona – 0.0%

Phoenix Taxable G.O. Unlimited Bonds, Series A, Build America Bonds, 5.27%, 7/1/34	100	123

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds, 4.84%, 1/1/41	110	132
		255

California – 0.3%

Bay Area Toll Bridge Authority Revenue Bonds, Build America Bonds, 6.26%, 4/1/49	425	602

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

California – 0.3% – continued

Bay Area Toll Bridge Authority Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/1/50	$150	$220

Bay Area Toll Bridge Authority Taxable Revenue Bonds, Series S3, Build America Bonds, 6.91%, 10/1/50	150	220

California State G.O. Unlimited Bonds, Build America Bonds, 7.70%, 11/1/30	135	167
7.30%, 10/1/39	920	1,346
7.63%, 3/1/40	405	619
7.60%, 11/1/40	400	620

California State Public Works Board Lease Revenue Bonds, Series G-2, Build America Bonds, 8.36%, 10/1/34	50	74

California State Various Purpose Taxable G.O. Unlimited Bonds, 6.20%, 3/1/19	200	227

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.55%, 4/1/39	585	893

East Bay Municipal Utility District Water System Subordinated Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	300	395

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.75%, 8/1/49	150	224

Los Angeles Department of Airports Direct Pay TRB, Build America Bonds, 6.58%, 5/15/39	250	331

Los Angeles Unified School District G.O. Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/1/34	290	401

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	335	423

Metropolitan Water District of Southern California Revenue Bonds, Issuer Subseries A, Build America Bonds, 6.95%, 7/1/40	100	118

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

California – 0.3% – continued

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds, 6.14%, 5/1/49	$100	$135

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds, 6.95%, 11/1/50	75	109

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, Build America Bonds, 6.00%, 11/1/40	300	381

University of California Revenue Bonds, Build America Bonds, 6.27%, 5/15/31	200	225
5.95%, 5/15/45	150	193
		7,923

Colorado – 0.0%

Denver City & County G.O. Unlimited Bonds, Build America Bonds, 5.65%, 8/1/30	250	286

Denver City & County School District No. 1 Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (State Aid Withholding), 5.66%, 12/1/33	50	64
		350

Connecticut – 0.0%

Connecticut State G.O. Unlimited Bonds, Build America Bonds, 5.63%, 12/1/29	165	199

Connecticut State G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	300	369
		568

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/1/34	30	38

Florida – 0.0%

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 2.11%, 7/1/18	500	505

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

Georgia – 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, Build America Bonds, 6.66%, 4/1/57	$100	$120

Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/1/57	70	87
7.06%, 4/1/57	300	352
		559

Illinois – 0.1%

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding Taxable Revenue Bonds, Series A, 6.90%, 12/1/40	300	359

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40	140	157

Illinois State Taxable G.O. Unlimited Bonds, 5.67%, 3/1/18	300	317

Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	705	660
		1,493

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds, 4.50%, 8/1/31	250	281

Massachusetts State School Building Authority Sales TRB, Build America Bonds, 5.72%, 8/15/39	100	127
		408

Mississippi – 0.0%

Mississippi State Taxable G.O. Unlimited Bonds, Series F, Build America Bonds, 5.25%, 11/1/34	100	120

Nevada – 0.0%

Clark County Airport Revenue Bonds, Series B, Build America Bonds, 6.88%, 7/1/42	355	400

Clark County Airport System Taxable Revenue Bonds, Series C, Build America Bonds, 6.82%, 7/1/45	200	296
		696

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND  continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

New Jersey – 0.1%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds, 6.56%, 12/15/40	$200	$223

New Jersey State Transportation Trust Fund Authority Taxable Revenue Bonds, Series C, Build America Bonds, 6.10%, 12/15/28	300	312

New Jersey State Turnpike Authority Taxable Revenue Bonds, Series F, Build America Bonds, 7.41%, 1/1/40	125	187

Rutgers State University Revenue Bonds, Build America Bonds, 5.67%, 5/1/40	145	179
		901

New York – 0.1%

Metropolitan Transportation Authority Dedicated Fund Taxable Revenue Bonds, Build America Bonds, 7.34%, 11/15/39	75	115

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds, 6.69%, 11/15/40	100	138
6.81%, 11/15/40	60	84

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.75%, 6/15/41	200	265
5.72%, 6/15/42	250	331

New York City Transitional Finance Authority Future Tax Secured Taxable Revenue Bonds, Build America Bonds, 5.77%, 8/1/36	300	378

New York G.O. Unlimited Bonds, Series H-1, Build America Bonds, 5.52%, 10/1/37	100	124
5.85%, 6/1/40	85	112

New York State Dormitory Authority Personal Income Taxable Revenue Bonds, Series F, Build America Bonds, 5.63%, 3/15/39	75	95

New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.60%, 3/15/40	250	318

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

New York – 0.1% – continued

New York State Urban Development Corp. Taxable Revenue Bonds, Build America Bonds, 5.77%, 3/15/39	$100	$126

New York Taxable G.O. Unlimited Bonds, Series F-1, Build America Bonds, 6.65%, 12/1/31	225	264

Port Authority of New York & New Jersey Consolidated 160th Taxable Revenue Bonds, 5.65%, 11/1/40	200	249

Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/1/40	350	435

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/1/51	250	286
		3,320

Ohio – 0.1%

American Municipal Power-Ohio, Inc. Revenue Bonds, Issuer Subseries B, Build America Bonds, 6.45%, 2/15/44	200	249

American Municipal Power-Ohio, Inc. Taxable Revenue Bonds, Series B, Build America Bonds, Combined Hydroelectric Projects, 8.08%, 2/15/50	300	459

Northeast Ohio Regional Sewer District Improvement Taxable Revenue Bonds, Build America Bonds, 6.04%, 11/15/40	145	167

Ohio State University Revenue Bonds, Series C, Build America Bonds, 4.91%, 6/1/40	190	225

Ohio State University Taxable Revenue Bonds, Series A, 4.80%, 6/1/11 (5)	200	216

Ohio State Water Quality Development Authority Pollution Control Taxable Revenue Bonds, Series B-2, Loan Fund, 4.88%, 12/1/34	90	106
		1,422

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

Oregon – 0.0%

Oregon State Department of Transportation Highway User Taxable Revenue Bonds, Series A, Subordinate Lien, Build America Bonds, 5.83%, 11/15/34	$200	$264

Pennsylvania – 0.0%

State Public School Building Authority TRB, Series A, Qualified School Construction Bonds, 5.00%, 9/15/27	200	213

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate Taxable Revenue Bonds, Series B, Build America Bonds, 6.73%, 7/1/43	100	133

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds, 5.02%, 12/1/48	180	225

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF-Gtd.), 6.45%, 2/15/35	200	236

Houston Taxable Pension Obligation G.O. Limited Refunding Bonds, Series A, 6.29%, 3/1/32	285	355

North Texas Tollway Authority Revenue Bonds, Series B, Build America Bonds, 6.72%, 1/1/49	125	181

San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.99%, 2/1/39	200	267

Texas State Taxable G.O. Unlimited Bonds, Build America Bonds, 5.52%, 4/1/39	200	264

Texas State Transportation Commission State Highway Fund Taxable Revenue Bonds, Series B, First Tier, 5.18%, 4/1/30	300	369

University of Texas Revenue Bonds, Series C, Build America Bonds, 4.79%, 8/15/46	100	121

University of Texas Revenue Bonds, Series D, Build America Bonds, 5.13%, 8/15/42	190	237
		2,255

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds, 3.54%, 7/1/25	$95	$105

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds, 5.49%, 11/1/39	80	103

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds, 6.79%, 7/1/40	100	128

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.14%, 8/1/40	100	124
		355
Total Municipal Bonds
(Cost $17,719)		21,883

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0%

Escrow Lehman Brothers Holdings Capital Trust VII (10) (11)	50,000	$ –
Total Other
(Cost $39)		–

INVESTMENT COMPANIES – 4.1%

Northern Institutional Funds - Diversified Assets Portfolio, 0.24% (12)(13)	108,568,157	108,568
Total Investment Companies
(Cost $108,568)		108,568

Total Investments – 103.2%
(Cost $2,621,530)		2,714,883

Liabilities less Other Assets – (3.2)%		(84,868)
NET ASSETS – 100.0%		$2,630,015

(1)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(2)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(3)	Step coupon bond. Rate as of March 31, 2016 is disclosed.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration,

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued	MARCH 31, 2016

normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(5)	Century bond maturing in 2111.
(6)	Century bond maturing in 2114.
(7)	Century bond maturing in 2112.
(8)	Zero coupon bond.
(9)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(10)	Issuer has defaulted on terms of debt obligation.
(11)	Level 3 asset that is worthless, bankrupt or has been delisted.
(12)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(13)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedules of Investments and in the tables herein are unaudited.

At March 31, 2016, the quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	43.2%
U.S. Agency	22.7
AAA	4.0
AA	3.9
A	11.0
BBB	11.2
Cash Equivalents	4.0

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$ –	$41,709	$ –	$41,709
Corporate Bonds (1)	–	549,611	–	549,611
Foreign Issuer Bonds (1)	–	206,668	–	206,668
U.S. Government Agencies (1)	–	811,870	–	811,870
U.S. Government Obligations (1)	–	974,574	–	974,574
Municipal Bonds (1)	–	21,883	–	21,883
Investment Companies	108,568	–	–	108,568
Total Investments	$108,568	$2,606,315	$ –	$2,714,883

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

FHLMC - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

Gtd. - Guaranteed

PSF - Permanent School Fund

TBA - To Be Announced

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5%

U.S. Treasury Bonds – 15.0%
6.00%, 2/15/26	$125	$173
6.50%, 11/15/26	75	109
6.38%, 8/15/27	115	168
6.13%, 11/15/27	75	108
5.50%, 8/15/28	150	209
5.25%, 11/15/28	100	137
6.13%, 8/15/29	50	74
6.25%, 5/15/30	175	267
5.38%, 2/15/31	200	287
4.50%, 2/15/36	190	261
4.75%, 2/15/37	125	177
5.00%, 5/15/37	100	146
4.38%, 2/15/38	150	203
4.50%, 5/15/38	95	130
3.50%, 2/15/39	160	190
4.25%, 5/15/39	200	265
4.50%, 8/15/39	175	240
4.38%, 11/15/39	250	336
4.63%, 2/15/40	335	466
4.38%, 5/15/40	390	525
3.88%, 8/15/40	500	627
4.25%, 11/15/40	275	364
4.75%, 2/15/41	295	419
4.38%, 5/15/41	390	527
3.75%, 8/15/41	255	314
3.13%, 11/15/41	225	250
3.13%, 2/15/42	300	334
3.00%, 5/15/42	205	223
2.75%, 8/15/42	620	640
2.75%, 11/15/42	415	428
3.13%, 2/15/43	630	698
2.88%, 5/15/43	625	658
3.63%, 8/15/43	500	607
3.75%, 11/15/43	1,100	1,366
3.63%, 2/15/44	550	667
3.38%, 5/15/44	700	811
3.13%, 8/15/44	625	691
3.00%, 11/15/44	805	869
2.50%, 2/15/45	650	634
3.00%, 5/15/45	850	917
2.88%, 8/15/45	625	657
3.00%, 11/15/45	900	972
2.50%, 2/15/46	450	439
		18,583

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5% – continued

U.S. Treasury Notes – 83.5%
0.88%, 4/15/17	$500	$501
0.50%, 4/30/17	400	399
0.88%, 4/30/17	750	752
0.88%, 5/15/17	650	652
0.63%, 5/31/17	1,025	1,024
2.75%, 5/31/17	250	256
0.88%, 6/15/17	300	301
0.63%, 6/30/17	500	500
0.75%, 6/30/17	500	500
2.50%, 6/30/17	300	307
0.88%, 7/15/17	350	351
0.50%, 7/31/17	250	249
0.63%, 7/31/17	500	500
2.38%, 7/31/17	350	358
0.88%, 8/15/17	500	501
0.63%, 8/31/17	1,200	1,199
1.88%, 8/31/17	500	508
0.63%, 9/30/17	1,050	1,049
1.88%, 9/30/17	400	407
0.88%, 10/15/17	500	501
0.75%, 10/31/17	950	950
1.88%, 10/31/17	300	305
0.88%, 11/15/17	1,090	1,093
0.63%, 11/30/17	600	599
0.88%, 11/30/17	1,000	1,002
1.00%, 12/15/17	450	452
0.75%, 12/31/17	700	700
1.00%, 12/31/17	1,400	1,407
0.88%, 1/15/18	250	251
0.88%, 1/31/18	700	702
1.00%, 2/15/18	500	502
3.50%, 2/15/18	350	368
0.75%, 2/28/18	1,150	1,150
0.75%, 3/31/18	550	550
2.88%, 3/31/18	250	260
0.75%, 4/15/18	250	250
0.63%, 4/30/18	500	499
2.63%, 4/30/18	200	208
1.00%, 5/15/18	350	352
3.88%, 5/15/18	150	160
1.00%, 5/31/18	1,000	1,005
1.13%, 6/15/18	450	453
1.38%, 6/30/18	400	405

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5% – continued

U.S. Treasury Notes – 83.5% – continued
0.88%, 7/15/18	$800	$801
1.38%, 7/31/18	400	405
1.00%, 8/15/18	750	754
1.50%, 8/31/18	765	778
1.00%, 9/15/18	400	402
1.38%, 9/30/18	750	761
0.88%, 10/15/18	350	351
1.25%, 10/31/18	500	505
1.75%, 10/31/18	200	205
1.25%, 11/15/18	300	303
3.75%, 11/15/18	400	431
1.25%, 11/30/18	500	506
1.38%, 11/30/18	500	507
1.25%, 12/15/18	550	556
1.38%, 12/31/18	250	254
1.50%, 12/31/18	750	764
1.25%, 1/31/19	350	354
1.50%, 1/31/19	450	458
2.75%, 2/15/19	400	422
1.38%, 2/28/19	500	507
1.50%, 2/28/19	400	407
1.50%, 3/31/19	200	204
1.63%, 3/31/19	600	613
1.25%, 4/30/19	500	505
1.63%, 4/30/19	550	562
3.13%, 5/15/19	500	534
1.13%, 5/31/19	400	403
1.50%, 5/31/19	600	611
0.88%, 7/31/19	1,105	1,102
1.63%, 7/31/19	500	511
1.00%, 8/31/19	675	676
1.63%, 8/31/19	250	255
1.00%, 9/30/19	825	826
1.00%, 11/30/19	1,000	1,000
1.25%, 1/31/20	1,000	1,007
1.38%, 1/31/20	350	354
3.63%, 2/15/20	500	549
1.25%, 2/29/20	350	352
1.38%, 2/29/20	150	152
1.13%, 3/31/20	250	250
1.38%, 3/31/20	200	202
1.13%, 4/30/20	1,000	1,001
3.50%, 5/15/20	350	383
1.38%, 5/31/20	400	404

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5% – continued

U.S. Treasury Notes – 83.5% – continued
1.50%, 5/31/20	$1,300	$1,320
1.63%, 6/30/20	550	561
1.63%, 7/31/20	600	612
2.00%, 7/31/20	200	207
2.63%, 8/15/20	300	319
1.38%, 8/31/20	1,000	1,009
2.13%, 8/31/20	335	349
1.38%, 9/30/20	1,000	1,008
1.38%, 10/31/20	1,605	1,618
1.75%, 10/31/20	480	492
2.63%, 11/15/20	585	622
1.63%, 11/30/20	500	510
2.00%, 11/30/20	325	337
1.75%, 12/31/20	1,805	1,849
2.13%, 1/31/21	175	182
3.63%, 2/15/21	300	334
2.00%, 2/28/21	390	404
2.25%, 3/31/21	350	367
2.25%, 4/30/21	375	393
3.13%, 5/15/21	475	519
2.00%, 5/31/21	350	363
2.13%, 6/30/21	450	469
2.25%, 7/31/21	475	498
2.13%, 8/15/21	750	781
2.00%, 8/31/21	500	517
2.13%, 9/30/21	450	468
2.00%, 10/31/21	750	775
2.00%, 11/15/21	725	750
1.88%, 11/30/21	550	565
2.13%, 12/31/21	475	494
1.50%, 1/31/22	500	503
2.00%, 2/15/22	425	440
1.75%, 2/28/22	500	509
1.75%, 3/31/22	860	875
1.75%, 4/30/22	450	458
1.75%, 5/15/22	375	381
1.88%, 5/31/22	550	564
2.13%, 6/30/22	450	468
2.00%, 7/31/22	300	309
1.63%, 8/15/22	800	806
1.88%, 8/31/22	475	486
1.75%, 9/30/22	500	508
1.88%, 10/31/22	575	588
1.63%, 11/15/22	555	559

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5% – continued

U.S. Treasury Notes – 83.5% – continued
2.00%, 11/30/22	$300	$309
2.13%, 12/31/22	725	753
2.00%, 2/15/23	675	695
1.75%, 5/15/23	1,225	1,242
2.50%, 8/15/23	650	693
2.75%, 11/15/23	850	921
2.50%, 5/15/24	1,425	1,515
2.38%, 8/15/24	975	1,027
2.25%, 11/15/24	1,025	1,069
2.00%, 2/15/25	1,125	1,149
2.13%, 5/15/25	800	825
2.00%, 8/15/25	1,050	1,070
2.25%, 11/15/25	1,700	1,769
1.00%, 9/15/17	1,000	1,004
0.75%, 1/31/18	500	500
1.00%, 3/15/18	1,250	1,256
0.88%, 3/31/18	250	251
1.13%, 1/15/19	500	504
0.75%, 2/15/19	800	798
1.00%, 3/15/19	500	502
1.63%, 6/30/19	1,000	1,022
1.75%, 9/30/19	500	513
1.50%, 10/31/19	1,000	1,017
1.63%, 12/31/19	1,500	1,532
1.38%, 1/31/21	1,050	1,058
1.13%, 2/28/21	1,650	1,643
1.25%, 3/31/21	400	400
1.75%, 1/31/23	825	836
1.50%, 2/28/23	1,000	997
1.50%, 3/31/23	350	349
2.75%, 2/15/24	1,000	1,083
1.63%, 2/15/26	1,400	1,380
		103,153
Total U.S. Government Obligations
(Cost $118,395)		121,736

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.5%
Northern Institutional Funds - U.S. Government Portfolio, 0.04% (1)(2)	1,837,439	$1,837
Total Investment Companies
(Cost $1,837)		1,837

Total Investments – 100.0%
(Cost $120,232)		123,573

Liabilities less Other Assets – 0.0%		(57)
NET ASSETS – 100.0%		$123,516

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
U.S. Treasury	98.5%
Cash Equivalents	1.5
Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued	MARCH 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Obligations (1)	$–	$121,736	$–	$121,736
Investment Companies	1,837	–	–	1,837
Total Investments	$1,837	$121,736	$–	$123,573

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2016

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2016, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts, in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract positions and investment strategies utilized during the fiscal year ended March 31, 2016, were as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
U.S. Treasury Index	Long	Hedging/Liquidity

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2016, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On February 14, 2014, the Bond Index Fund entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. At March 31, 2016, the Bond Index Fund received cash from brokers as collateral. The amount of the cash collateral received is included in Collateral held at custodian with the corresponding payable included in the Due to brokers in the Statements of Assets and Liabilities. No collateral has been pledged by the Fund as of March 31, 2016.

D) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

FIXED INCOME INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2016

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Bond Index	Daily	Monthly
U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2016, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Bond Index	$4,520		$(4,520)

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

At March 31, 2016, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED		UNREALIZED GAIN (LOSSES)
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$1,447	$1,474	$93,162
U.S. Treasury Index	75	170	3,184

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$69,191	$4,687
U.S. Treasury Index	—	1,464	899

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$62,935	$1,892
U.S. Treasury Index	—	1,374	304

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2016, neither Fund had uncertain tax positions that would require financial statement recognition or disclosure.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The Funds’ federal tax returns filed for the fiscal years ended March 31, 2013 through March 31, 2015, and November 30, 2012, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2016.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2016.

4. BANK BORROWINGS

The Trust entered into a $250,000,000 senior unsecured revolving credit facility on November 24, 2014, which was administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility expired on November 23, 2015.

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank, N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

At March 31, 2016, the Funds did not have any outstanding borrowings. The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2016.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by the investment advisor as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2016, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS
Bond Index	0.13%	0.15%
U.S. Treasury Index	0.13%	0.15%

The contractual reimbursement arrangement is expected to continue until at least July 31, 2016. The contractual reimbursement arrangement will continue automatically for periods of one-year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related

FIXED INCOME INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2016

thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Bond Index Fund and U.S. Treasury Index Fund currently invest uninvested cash in the Diversified Assets Portfolio or the U.S. Government Portfolio (collectively, the “Portfolios”), each a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to each Fund by NTI as a result of uninvested cash being invested in the Portfolios. Each Fund bears indirectly a proportionate share of the applicable Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolios’ prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio, or the U.S. Government Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolios. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$2,101,644	$235,757	$2,204,754	$217,330
U.S. Treasury Index	100,708	—	67,103	—

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2016, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Bond Index	$100,457	$(7,295)	$93,162	$2,621,721
U.S. Treasury Index	3,201	(18)	3,183	120,390

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2016 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	81,654	$867,845	1,833	$19,463	(90,325)	$(960,296)	(6,838)	$(72,988)
U.S. Treasury Index	4,428	96,864	108	2,344	(3,070)	(67,170)	1,466	32,038

Transactions in capital shares for the fiscal year ended March 31, 2015 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	92,569	$993,180	1,437	$15,409	(55,691)	$(596,710)	38,315	$411,879
U.S. Treasury Index	2,268	49,571	75	1,644	(3,558)	(77,484)	(1,215)	(26,269)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME		VALUE, END OF PERIOD
Bond Index	Northern Institutional Funds — Diversified Assets Portfolio	$179,803	$540,671	$611,906	$—	$—	$50		$108,568
U.S. Treasury Index	Northern Institutional Funds — U.S. Government Portfolio	2,381	84,558	85,102	—	—	—	*	1,837

*	Amount rounds to less than one thousand.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2016:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
U.S. Treasury Index	Interest Rate Contracts	Net realized gains on futures	$33

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
U.S. Treasury Index	Interest Rate Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(39)

FIXED INCOME INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2016

Volume of derivative activity for the fiscal year ended March 31, 2016*:

	INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
U.S. Treasury Index	2	$3,039

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Bond Index Fund and U.S. Treasury Index Fund (collectively, the “Funds”), two separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended of Bond Index Fund and the related statements of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012 of U.S. Treasury Index Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The U.S. Treasury Index Fund’s financial highlights for the period ended November 30, 2011 was audited by other auditors whose report, dated January 19, 2012, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond Index Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the U.S. Treasury Index Fund referred to above as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the three years then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 24, 2016

FIXED INCOME INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

TAX INFORMATION	MARCH 31, 2016 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2015, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	20%
Bond Index	$0.019725
U.S. Treasury Index	0.201816

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2016:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Bond Index	$1,474
U.S. Treasury Index	170

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FUND EXPENSES MARCH 31, 2016 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2015 - 3/31/2016” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 83), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015- 3/31/2016
Actual	0.15%	$1,000.00	$1,023.40	$0.76
Hypothetical**	0.15%	$1,000.00	$1,024.25	$0.76

U.S. TREASURY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015- 3/31/2016
Actual	0.16%	$1,000.00	$1,021.60	$0.81
Hypothetical**	0.16%	$1,000.00	$1,024.20	$0.81

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

FIXED INCOME INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2016 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•  Executive Vice President of Fee Based Services, American Express Company from 2010 to 2016;

•  Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•  CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•  CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Director, Miami Corporation since November 2015;

•  Trustee of Rush University Medical Center since November 2009.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 1998	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

FIXED INCOME INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2016 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company from 2011 to 2014; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2015

•  Chief Compliance Officer for 50 South Capital Advisors, LLC, Alpha Core Strategies Fund, Equity Long/Short Opportunities Fund and FlexShares Trust since 2015; Chief Compliance Officer from 2007 to 2015 for Mesirow Advanced Strategies.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Vice President at The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President at The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

FIXED INCOME INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

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FIXED INCOME INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

INVESTMENT CONSIDERATIONS

BOND INDEX FUND1,2,4

U.S. TREASURY INDEX FUND1,2,3,4

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

3 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

4 Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at www.northernfunds.com or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND
Ticker Symbol: NOAZX

27	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NCITX

35	CALIFORNIA TAX-EXEMPT FUND
Ticker Symbol: NCATX

39	HIGH YIELD MUNICIPAL FUND
Ticker Symbol: NHYMX

47	INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NOITX

66	SHORT-INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NSITX

85	TAX-EXEMPT FUND
Ticker Symbol: NOTEX

96	NOTES TO THE FINANCIAL STATEMENTS

103	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

104	TAX INFORMATION

105	FUND EXPENSES

107	TRUSTEES AND OFFICERS

111	INVESTMENT CONSIDERATIONS

112	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance reflects any fee waivers and reimbursements in effect. In their absence, performance would be reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

In December 2015, the U.S. Federal Reserve (the “Fed”) raised its benchmark short-term rate for the first time in more than nine years. In doing so, the Fed responded to a growing U.S. economy, an unemployment rate of 5%, and a belief that inflation pressures were transitory. However, in the first quarter of 2016, the Fed held its benchmark rate steady and reduced its projection regarding hikes in the coming year. Fed Chair Janet Yellen cited increased financial market volatility and economic weakness overseas for these dovish actions. The Treasury market largely discounted much of the Fed’s actions, and interest rates moved lower across the yield curve, aside from front-end and long-end maturities. Municipal bonds, apart from maturities three years and shorter, handily outperformed their taxable counterparts. The tax-exempt market, after absorbing substantial new issuance in the first half of the period, strongly benefited from a reduction in supply as the period progressed. For the 12-month period ended March 31, 2016, tax-exempt demand was solid and steady.

The Arizona Tax-Exempt Fund, with an average maturity of 10.2 years, generated a total return of 4.06% for the 12-month reporting period ending March 31, 2016. The Fund outperformed its benchmark, the Barclays Arizona Municipal Bond Index, which advanced 3.98%, and posted a higher return relative to its peer group. During the 12 months, as municipal yields declined, the Fund benefited from our decision to maintain the Fund’s duration and corresponding interest rate sensitivity overweight relative to the benchmark. Additionally, as the Arizona curve flattened, exposure to long-intermediate securities boosted overall return. The Fund’s higher quality credit profile versus its benchmark and peers was retained. At period end, the Fund had just over 6% exposure to A-rated credits and no holdings of BBB-rated securities. In addition, the Fund had no Puerto Rico holdings.

We continue to closely track the Fed as it attempts to normalize interest rates. In addition, we will actively seek to take advantage of opportunities in the primary and secondary markets driven by the technical makeup of Arizona municipals. Lastly, on a fundamental basis, we will continue to monitor the financial strength of the broader Arizona economy and specific in-state issuers.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99
ARIZONA TAX-EXEMPT	4.06%	5.66%	4.69%	4.95%
BARCLAYS ARIZONA MUNICIPAL BOND INDEX	3.98	5.73	5.04	5.26

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

In December 2015, the U.S. Federal Reserve (the “Fed”) raised its benchmark short-term rate for the first time in more than nine years. In doing so, the Fed responded to a growing U.S. economy, an unemployment rate of 5%, and a belief that inflation pressures were transitory. However, in the first quarter of 2016, the Fed held its benchmark rate steady and reduced its projection regarding hikes in the coming year. Fed Chair Janet Yellen cited increased financial market volatility and economic weakness overseas for these dovish actions. The Treasury market largely discounted much of the Fed’s actions, and interest rates moved lower across the yield curve, aside from front-end and long-end maturities. Municipal bonds, apart from maturities three years and shorter, handily outperformed their taxable counterparts. The tax-exempt market, after absorbing substantial new issuance in the first half of the period, strongly benefited from a reduction in supply as the period progressed. For the 12-month period ended March 31, 2016, tax-exempt demand was solid and steady.

The California Intermediate Tax-Exempt Fund, with an average maturity of 9.8 years, generated a total return of 4.03% for the 12-month reporting period ended March 31, 2016. The Fund outperformed its benchmark, the Barclays California Intermediate Municipal Bond Index, which advanced 3.69%, and posted a higher return relative to its peer group. During the period, as municipal yields declined, performance benefited from our decision to maintain the Fund’s duration and corresponding interest rate sensitivity overweight relative to the benchmark. Furthermore, as the California curve flattened, exposure to longer-intermediate securities boosted overall return. The Fund’s higher quality credit profile versus its benchmark and peers was retained. At period end, the Fund had just over 7% exposure to A-rated credits and less than 1% in BBB-rated securities. In addition, the Fund had no Puerto Rico holdings.

We continue to closely track the Fed as it attempts to normalize interest rates. In addition, we will actively seek to take advantage of opportunities in the primary and secondary markets driven by the technical makeup of California municipals. Lastly, on a fundamental basis, we will continue to monitor the financial strength of the broader California economy and specific in-state issuers.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99
CALIFORNIA INTERMEDIATE TAX-EXEMPT	4.03%	5.18%	4.25%	4.45%
BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	3.69	5.21	5.13	5.15

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

In December 2015, the U.S. Federal Reserve (the “Fed”) raised its benchmark short-term rate for the first time in more than nine years. In doing so, the Fed responded to a growing U.S. economy, an unemployment rate of 5%, and a belief that inflation pressures were transitory. However, in the first quarter of 2016, the Fed held its benchmark rate steady and reduced its projection regarding hikes in the coming year. Fed Chair Janet Yellen cited increased financial market volatility and economic weakness overseas for these dovish actions. The Treasury market largely discounted much of the Fed’s actions, and interest rates moved lower across the yield curve, aside from front-end and long-end maturities. Municipal bonds, apart from maturities three years and shorter, handily outperformed their taxable counterparts. The tax-exempt market, after absorbing substantial new issuance in the first half of the period, strongly benefited from a reduction in supply as the period progressed. For the 12-month reporting period ending March 31, 2016, tax-exempt demand was solid and steady.

The California Tax-Exempt Fund, with an average maturity of 11.8 years, generated a total return of 4.97% for the 12 months ended March 31, 2016. The Fund outperformed its benchmark, the Barclays California Municipal Bond Index, which returned 4.04%, and posted a higher return relative to its peers. During the past 12 months, as municipal yields declined, performance benefited from our decision to maintain the Fund’s duration and corresponding interest rate sensitivity overweight relative to the benchmark. Furthermore, as the California curve flattened, exposure to long-intermediate securities boosted overall return. The Fund’s higher quality credit profile versus its benchmark and peers was retained. At March 31, 2016, the Fund had less than 6% exposure to A-rated credits and roughly 1% exposure to BBB-rated bonds. In addition, the Fund had no Puerto Rico holdings.

We continue to closely track the Fed as it attempts to normalize interest rates. In addition, we will actively seek to take advantage of opportunities in the primary and secondary markets driven by the technical makeup of California municipals. Lastly, on a fundamental basis, we will continue to monitor the financial strength of the broader California economy and specific in-state issuers.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/08/97
CALIFORNIA TAX-EXEMPT	4.97%	7.66%	5.59%	5.75%
BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX	4.04	6.51	5.11	5.57

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Growth rates and central bank policies varied significantly across the globe during the 12-month reporting period ended March 31, 2016. U.S. growth, while stronger than other economies, was decidedly mixed as the manufacturing, energy and financial sectors continued to struggle, while the service, consumer and housing-related sectors proved somewhat more resilient. The U.S. Federal Reserve raised interest rates by only a quarter point, well below expectations at the beginning of the period.

The municipal bond market posted relatively strong returns versus other U.S. fixed-income sectors. The yield curve flattened, with one-year rates rising and 30-year yields declining slightly. Investment-grade municipals outperformed high-yield tax-exempts, as distressed credits such as Puerto Rico, Chicago and the Chicago Board of Education represented a drag on the sector’s performance. After experiencing outflows during the first half of the period, municipal bond mutual fund flows reversed and turned strongly positive thereafter. Net new-issue supply was slightly higher than the previous 12-month period, but was easily absorbed given robust demand. Yield spreads tightened considerably outside of the distressed credit segment.

The Fund returned 4.80% in the 12 months ended March 31, 2016, outperforming the 3.82% return of its benchmark, the Barclays Municipal Bond 65-35 Investment Grade/High Yield Index, for the same period. The Fund’s holdings in high-coupon securities with short call features aided performance. A portion of the holdings were advance refunded to the call date, resulting in significant price appreciation. The transportation sector, primarily toll roads, outpaced the broader market as lower gasoline prices had a favorable impact on toll revenues. However, the Fund’s underweight in tobacco — the top-performing sector during the period — detracted from performance. Our neutral to positive view on interest rates aided results, as the Fund’s longer-duration holdings outperformed. The Fund’s higher quality focus in the high-yield sector negatively affected returns as yield spreads tightened, but our avoidance of distressed credits offset some of the relative underperformance.

PORTFOLIO MANAGER

M. JANE MCCART With Northern Trust since 1998

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98
HIGH YIELD MUNICIPAL	4.80%	7.58%	3.77%	4.03%
BARCLAYS MUNICIPAL BOND 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	3.82	6.38	4.91	5.17

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade bonds with a 65% weighting in the Barclays U.S. Municipal Index and a 35% weighting to the Barclays Municipal High Yield Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Tax-free bonds performed well during the 12-month reporting period ended March 31, 2016, as a combination of moderate economic growth and low inflation created a favorable backdrop for the fixed-income market. In addition, global central banks maintained a path of monetary easing, making yields in the United States more attractive on a relative basis. The combination of modest new-issue supply and strong demand also helped to support prices in the tax-exempt segment. Investors added cash to municipal bond funds, a trend that accelerated in the first quarter of 2016.

The Fund returned 3.54% during the 12-month period ended March 31, 2016, but lagged the 3.73% return of its benchmark, the Barclays Intermediate Municipal Bond Index, for the same period. The Fund’s above-average credit quality was the leading factor in its underperformance at a time when bonds rated A and BB generally outperformed AAA and AA bonds. Nevertheless, high credit quality remains a top priority for the Fund, with over 90% of portfolio holdings rated AA or AAA. Conversely, our decisions related to duration, yield curve positioning and individual security selection made a positive contribution to performance. With respect to duration, the Fund remained neutral to 10% overweight throughout the year. The weighted average life of the bonds in the portfolio was in the 4.5-year range. During the period, the Fund utilized a broad maturity structure that benefited performance during periods of yield curve flattening. In addition, we negotiated aggressively within the primary and secondary markets for sought-after securities in sectors such as dedicated essential-service revenue bonds, as well as in states that were performing well economically and fundamentally, including New York and California.

The Fund remained fully invested in tax-exempt securities, and we sought to capitalize on attractive relative value opportunities. The first quarter of 2016 brought an increase in shorter-dated, three-month to one-year bonds, which we believe will help to generate a better income flow from the Fund’s shorter-dated holdings.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
INTERMEDIATE TAX-EXEMPT	3.54%	4.61%	4.10%	4.43%
BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX	3.73	4.79	5.00	5.35

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the reporting period ended March 31, 2016, the past 12 months brought a divergence between the improving U.S. economy and slow growth continued elsewhere in the world. The U.S. Federal Reserve (the “Fed”) maintained its accommodative approach, but stressed that it would soon begin the process of normalizing interest rate policy. The Fed ultimately boosted interest rates by a quarter point at its December 2015 meeting. While short-term yields increased modestly during the course of the period, yields on longer-term bonds declined despite the Fed’s move. This variance was driven mainly by minimal inflation expectations and the United States’ higher interest rates relative to many other developed countries. Other major central banks continued to loosen policy in an effort to boost economic growth in their respective regions, making U.S. bond yields attractive on a relative basis.

The municipal bond market performed well during the annual period, as strong cash inflows and diverse demand supported tax-exempt securities. While robust new issuance was driven by a healthy volume of issuer refinancing activity, demand from both individuals and institutions helped the municipal market to outperform Treasuries across most of the yield curve. Stronger demand for longer-dated securities helped to flatten the overall municipal curve.

The Fund returned 1.41% during the 12-month period ended March 31, 2016, compared to 1.77% for its benchmark, the Barclays 1-5 Year Blend Municipal Bond Index for the same period. The Fund’s more conservative credit quality was the primary detractor from relative performance. At the close of the period, approximately 94% of the Funds’ holdings were rated AA or AAA. Our conservative approach to credit risk is predicated on our desire for principal preservation and superior liquidity, which supports our longstanding active relative-value strategy. We generally maintained interest rate exposure at or near benchmark levels, with periodic tactical adjustments to capitalize on seasonal technical factors or market dislocations. We took advantage of periods of market weakness to add to the Fund’s already overweight position in the seven-year range. Exposure to this part of the yield curve enhanced relative performance given outperformance versus bonds with one- to five-year maturities.

PORTFOLIO MANAGER

TIMOTHY P. BLAIR With Northern Trust since 1992

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 08/22/07
SHORT-INTERMEDIATE TAX-EXEMPT	1.41%	1.03%	1.50%	2.31%
BARCLAYS 1-5 YEAR BLEND MUNICIPAL BOND INDEX	1.77	1.49	2.11	3.23

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Tax-exempt bonds performed well during the 12-month reporting period ended March 31, 2016, as the combination of moderate economic growth and low inflation created a favorable backdrop for the fixed-income market. In addition, global central banks maintained a path of monetary easing, making yields in the United States more attractive on a relative basis. The combination of moderate supply and strong demand also helped to support prices in the tax-exempt area. Investors added cash to municipal bond funds, a trend that accelerated in the first quarter of 2016.

The Fund returned 4.29% for the 12-month period ended March 31, 2016, outperforming the 3.98% return of its benchmark, the Barclays U.S. Municipal Index for the same period.

For the period, the Fund was able to outperform despite having above-average credit quality at a time when lower-rated issues generally delivered the best results. Nevertheless, high credit quality remains a top priority for the Fund, with over 85% of portfolio holdings rated AA or AAA. Decisions related to duration, yield curve positioning and individual security selection made a positive contribution to performance. With respect to duration, the Fund remained 5% to 10% overweight throughout the period. The weighted average life of the bonds in the portfolio was in the five-year range. The Fund utilized a broad maturity structure that benefited performance during periods of yield curve flattening. In addition, we negotiated aggressively within the primary and secondary markets for sought-after securities in sectors such as dedicated essential-service revenue bonds, as well as in states that were performing well economically and fundamentally, including New York and California. For the period, the Fund remained fully invested in tax-exempt securities, and we sought to capitalize on attractive relative value opportunities.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
TAX-EXEMPT	4.29%	6.14%	4.84%	5.28%
BARCLAYS U.S. MUNICIPAL INDEX	3.98	5.59	4.86	5.59

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 111.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND
ASSETS:
Investments, at value	$107,624	$493,674	$171,556
Investments in affiliates, at value	7,068	18,004	27,669
Dividend income receivable	–	–	–
Interest income receivable	937	5,146	1,445
Receivable for securities sold	–	1,255	–
Receivable for fund shares sold	109	89	297
Receivable from investment adviser	3	8	6
Prepaid and other assets	1	1	1
Total Assets	115,742	518,177	200,974
LIABILITIES:
Payable for securities purchased	–	–	4,358
Payable for when-issued securities	6,137	9,189	6,691
Payable for fund shares redeemed	–	461	–
Distributions to shareholders	65	281	117
Payable to affiliates:
Management fees	9	42	15
Custody fees	2	3	2
Shareholder servicing fees	6	19	21
Transfer agent fees	–	2	1
Trustee fees	3	3	3
Accrued other liabilities	25	25	25
Total Liabilities	6,247	10,025	11,233
Net Assets	$109,495	$508,152	$189,741
ANALYSIS OF NET ASSETS:
Capital stock	$102,405	$479,592	$172,779
Accumulated undistributed net investment loss	(10)	(4)	(1)
Accumulated undistributed net realized gain (loss)	508	1,411	690
Net unrealized appreciation	6,592	27,153	16,273
Net Assets	$109,495	$508,152	$189,741
Shares Outstanding ($.0001 par value, unlimited authorization)	9,992	46,089	15,729
Net Asset Value, Redemption and Offering Price Per Share	$10.96	$11.03	$12.06
Investments, at cost	$101,032	$466,521	$155,283
Investments in affiliates, at cost	7,068	18,004	27,669

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2016

HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$518,690	$2,783,991	$1,106,664	$998,249
55,120	417,913	50,347	62,340
1	4	1	1
7,311	26,619	12,357	10,767
–	65,777	–	35,869
5,871	5,394	1,012	2,747
2	29	4	7
1	4	2	1
586,996	3,299,731	1,170,387	1,109,981

8,094	67,798	–	17,946
2,272	67,795	8,268	26,089
191	1,851	1,120	338
411	1,362	292	729

83	252	95	87
3	8	4	4
8	99	13	26
2	9	3	3
3	8	4	6
25	64	39	25
11,092	139,246	9,838	45,253
$575,904	$3,160,485	$1,160,549	$1,064,728

$576,249	$3,035,803	$1,136,735	$1,017,416
–	(199)	(288)	(256)
(35,733)	21,692	167	(6,297)
35,388	103,189	23,935	53,865
$575,904	$3,160,485	$1,160,549	$1,064,728
63,865	292,140	110,735	97,786
$9.02	$10.82	$10.48	$10.89
$483,302	$2,680,802	$1,082,729	$944,384
55,120	417,913	50,347	62,340

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest income	$3,582	$14,723
Dividend income from investments in affiliates	1	3
Total Investment Income	3,583	14,726
EXPENSES:
Management fees	425	2,084
Custody fees	22	63
Transfer agent fees	15	73
Registration fees	9	5
Printing fees	16	16
Professional fees	37	37
Shareholder servicing fees	34	126
Trustee fees	10	10
Other	14	14
Total Expenses	582	2,428
Less expenses reimbursed by investment adviser	(125)	(234)
Net Expenses	457	2,194
Net Investment Income	3,126	12,532
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	554	1,411
Net change in unrealized appreciation on:
Investments	387	5,255
Net Gains	941	6,666
Net Increase in Net Assets Resulting from Operations	$4,067	$19,198

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2016

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$5,715	$18,840	$78,109	$20,639	$36,511
2	4	44	6	6
5,717	18,844	78,153	20,645	36,517

678	3,252	13,233	5,457	4,114
29	54	337	140	113
24	63	472	190	143
5	18	17	17	19
16	16	58	29	16
37	37	75	50	37
125	55	1,006	103	148
10	10	39	20	10
14	14	46	25	14
938	3,519	15,283	6,031	4,614
(217)	(128)	(1,076)	(297)	(296)
721	3,391	14,207	5,734	4,318
4,996	15,453	63,946	14,911	32,199

1,343	(136)	21,774	167	5,356

1,606	6,843	23,255	2,531	4,913
2,949	6,707	45,029	2,698	10,269
$7,945	$22,160	$108,975	$17,609	$42,468

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2016	2015	2016	2015
OPERATIONS:
Net investment income	$3,126	$2,869	$12,532	$10,605
Net realized gains (losses)	554	1,191	1,411	6,224
Net change in unrealized appreciation (depreciation)	387	1,086	5,255	5,527
Net Increase in Net Assets Resulting from Operations	4,067	5,146	19,198	22,356
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	19,052	9,084	26,286	105,159
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	19,052	9,084	26,286	105,159
DISTRIBUTIONS PAID:
From net investment income	(3,126)	(2,869)	(12,532)	(10,605)
From net realized gains	(544)	(229)	(861)	–
Total Distributions Paid	(3,670)	(3,098)	(13,393)	(10,605)
Total Increase (Decrease) in Net Assets	19,449	11,132	32,091	116,910
NET ASSETS:
Beginning of year	90,046	78,914	476,061	359,151
End of year	$109,495	$90,046	$508,152	$476,061
Accumulated Undistributed Net Investment Loss	$(10)	$(10)	$(4)	$(4)

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

$4,996	$4,287	$15,453	$11,671	$63,946	$51,938	$14,911	$18,213	$32,199	$27,876
1,343	2,080	(136)	271	21,774	37,475	167	1,543	5,356	16,388
1,606	4,533	6,843	12,725	23,255	31,646	2,531	(2,840)	4,913	9,476
7,945	10,900	22,160	24,667	108,975	121,059	17,609	16,916	42,468	53,740

40,961	19,578	232,589	82,884	(14,772)	712,309	(234,438)	64,948	190,368	91,447
40,961	19,578	232,589	82,884	(14,772)	712,309	(234,438)	64,948	190,368	91,447

(4,996)	(4,287)	(15,453)	(11,671)	(63,945)	(51,937)	(14,910)	(18,213)	(32,199)	(27,876)
–	–	–	–	(12,678)	(8,035)	(437)	–	–	–
(4,996)	(4,287)	(15,453)	(11,671)	(76,623)	(59,972)	(15,347)	(18,213)	(32,199)	(27,876)
43,910	26,191	239,296	95,880	17,580	773,396	(232,176)	63,651	200,637	117,311

145,831	119,640	336,608	240,728	3,142,905	2,369,509	1,392,725	1,329,074	864,091	746,780
$189,741	$145,831	$575,904	$336,608	$3,160,485	$3,142,905	$1,160,549	$1,392,725	$1,064,728	$864,091
$(1)	$(1)	$ –	$ –	$(199)	$(200)	$(288)	$(289)	$(256)	$(256)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2016	2015		2014		2013		2012
Net Asset Value, Beginning of Year	$10.93	$10.66		$11.03		$10.91		$10.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	0.36		0.36		0.35		0.36
Net realized and unrealized gains (losses)	0.09	0.30		(0.33)		0.26		0.87
Total from Investment Operations	0.43	0.66		0.03		0.61		1.23
LESS DISTRIBUTIONS PAID:
From net investment income	(0.34)	(0.36)		(0.36)		(0.35)		(0.36)
From net realized gains	(0.06)	(0.03)		(0.04)		(0.14)		(0.04)
Total Distributions Paid	(0.40)	(0.39)		(0.40)		(0.49)		(0.40)
Net Asset Value, End of Year	$10.96	$10.93		$10.66		$11.03		$10.91
Total Return(1)	4.06%	6.26%		0.41%		5.63%		12.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$109,495	$90,046		$78,914		$120,839		$116,616
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.46%	0.46	%(2)	0.45	%(2)	0.45	%(2)	0.67	%(2)
Expenses, before reimbursements and credits	0.59%	0.70%		0.96%		0.93%		0.94%
Net investment income, net of reimbursements and credits	3.17%	3.32	%(2)	3.38	%(2)	3.16	%(2)	3.34	%(2)
Net investment income, before reimbursements and credits	3.04%	3.08%		2.87%		2.68%		3.07%
Portfolio Turnover Rate	60.73%	85.31%		30.69%		34.54%		50.48%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015 and 2014, and approximately $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2016	2015		2014		2013		2012
Net Asset Value, Beginning of Year	$10.90	$10.57		$10.84		$10.74		$10.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.28		0.30		0.32		0.34
Net realized and unrealized gains (losses)	0.15	0.33		(0.25)		0.23		0.70
Total from Investment Operations	0.43	0.61		0.05		0.55		1.04
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.28)		(0.30)		(0.33)		(0.34)
From net realized gains	(0.02)	–		(0.02)		(0.12)		–
Total Distributions Paid	(0.30)	(0.28)		(0.32)		(0.45)		(0.34)
Net Asset Value, End of Year	$11.03	$10.90		$10.57		$10.84		$10.74
Total Return(1)	4.03%	5.84%		0.54%		5.17%		10.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$508,152	$476,061		$359,151		$411,822		$345,391
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45%	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.67	%(2)
Expenses, before reimbursements and credits	0.50%	0.58%		0.86%		0.86%		0.85%
Net investment income, net of reimbursements and credits	2.59%	2.61	%(2)	2.90	%(2)	2.92	%(2)	3.20	%(2)
Net investment income, before reimbursements and credits	2.54%	2.48%		2.49%		2.51%		3.02%
Portfolio Turnover Rate	81.80%	106.30%		98.76%		55.59%		53.21%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $3,000, $6,000 and $3,000, which represent less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2016	2015		2014		2013		2012
Net Asset Value, Beginning of Year	$11.86	$11.26		$11.78		$11.57		$10.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.38		0.40		0.35		0.37
Net realized and unrealized gains (losses)	0.20	0.60		(0.31)		0.53		1.31
Total from Investment Operations	0.58	0.98		0.09		0.88		1.68
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)	(0.38)		(0.40)		(0.35)		(0.37)
From net realized gains	–	–		(0.21)		(0.32)		(0.09)
Total Distributions Paid	(0.38)	(0.38)		(0.61)		(0.67)		(0.46)
Net Asset Value, End of Year	$12.06	$11.86		$11.26		$11.78		$11.57
Total Return(1)	4.97%	8.84%		0.97%		7.73%		16.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$189,741	$145,831		$119,640		$164,113		$149,252
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.46%	0.46	%(2)	0.45	%(2)	0.45	%(2)	0.66	%(2)
Expenses, before reimbursements and credits	0.60%	0.71%		0.99%		0.97%		0.99%
Net investment income, net of reimbursements and credits	3.18%	3.29	%(2)	3.55	%(2)	2.93	%(2)	3.25	%(2)
Net investment income, before reimbursements and credits	3.04%	3.04%		3.01%		2.41%		2.92%
Portfolio Turnover Rate	131.91%	194.12%		150.19%		145.22%		201.67%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $1,000, $6,000, and $3,000, which represent less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2014, 2013, and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2016	2015		2014		2013		2012
Net Asset Value, Beginning of Year	$8.93	$8.49		$9.04		$8.66		$7.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33	0.38		0.40		0.40		0.37
Net realized and unrealized gains (losses)	0.09	0.44		(0.55)		0.38		0.89
Total from Investment Operations	0.42	0.82		(0.15)		0.78		1.26
LESS DISTRIBUTIONS PAID:
From net investment income	(0.33)	(0.38)		(0.40)		(0.40)		(0.37)
Total Distributions Paid	(0.33)	(0.38)		(0.40)		(0.40)		(0.37)
Net Asset Value, End of Year	$9.02	$8.93		$8.49		$9.04		$8.66
Total Return(1)	4.80%	9.79%		(1.51)%		9.10%		16.57%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$575,904	$336,608		$240,728		$327,321		$398,856
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.80%	0.80	%(2)	0.80	%(2)	0.80	%(2)	0.84	%(2)
Expenses, before reimbursements and credits	0.83%	0.89%		0.98%		0.97%		0.94%
Net investment income, net of reimbursements and credits	3.67%	4.29	%(2)	4.73	%(2)	4.42	%(2)	4.50	%(2)
Net investment income, before reimbursements and credits	3.64%	4.20%		4.55%		4.25%		4.40%
Portfolio Turnover Rate	7.20%	8.16%		10.66%		6.29%		9.19%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $1,000, $2,000 and $18,000, which represent less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2016	2015		2014		2013		2012
Net Asset Value, Beginning of Year	$10.71	$10.44		$10.70		$10.69		$9.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.21		0.23		0.23		0.25
Net realized and unrealized gains (losses)	0.15	0.30		(0.21)		0.23		0.76
Total from Investment Operations	0.37	0.51		0.02		0.46		1.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.21)		(0.23)		(0.23)		(0.25)
From net realized gains	(0.04)	(0.03)		(0.05)		(0.22)		(0.02)
Total Distributions Paid	(0.26)	(0.24)		(0.28)		(0.45)		(0.27)
Net Asset Value, End of Year	$10.82	$10.71		$10.44		$10.70		$10.69
Total Return(1)	3.54%	4.90%		0.26%		4.33%		10.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,160,485	$3,142,905		$2,369,509		$2,537,342		$2,294,633
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45%	0.45	%(2)	0.44	%(2)	0.43	%(2)	0.64	%(2)
Expenses, before reimbursements and credits	0.49%	0.57%		0.85%		0.86%		0.85%
Net investment income, net of reimbursements and credits	2.04%	1.95	%(2)	2.27	%(2)	2.10	%(2)	2.40	%(2)
Net investment income, before reimbursements and credits	2.00%	1.83%		1.86%		1.67%		2.19%
Portfolio Turnover Rate	127.92%	128.42%		107.28%		109.82%		135.53%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $38,000, $170,000 and $242,000, which represent less than 0.005, 0.005, 0.01 and 0.01 percent of average net assets for each of the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2016	2015		2014		2013		2012
Net Asset Value, Beginning of Year	$10.46	$10.46		$10.58		$10.65		$10.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.14		0.15		0.17		0.16
Net realized and unrealized gains (losses)	0.02	–		(0.12)		(0.03)		0.17
Total from Investment Operations	0.14	0.14		0.03		0.14		0.33
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.14)		(0.15)		(0.19)		(0.16)
From net realized gains	– (1)	–		–	(1)	(0.02)		–
Total Distributions Paid	(0.12)	(0.14)		(0.15)		(0.21)		(0.16)
Net Asset Value, End of Year	$10.48	$10.46		$10.46		$10.58		$10.65
Total Return(2)	1.41%	1.33%		0.33%		1.27%		3.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,160,549	$1,392,725		$1,329,074		$1,178,323		$1,112,988
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45%	0.45	%(3)	0.45	%(3)	0.45	%(3)	0.64	%(3)
Expenses, before reimbursements and credits	0.48%	0.55%		0.79%		0.79%		0.79%
Net investment income, net of reimbursements and credits	1.18%	1.32	%(3)	1.45	%(3)	1.58	%(3)	1.50	%(3)
Net investment income, before reimbursements and credits	1.15%	1.22%		1.11%		1.24%		1.35%
Portfolio Turnover Rate	20.01%	23.13%		20.44%		16.14%		16.47%

(1)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $13,000, $28,000 and $117,000, which represent less than 0.005, 0.005, 0.005 and 0.01 percent of average net assets for each of the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2016	2015		2014		2013		2012
Net Asset Value, Beginning of Year	$10.80	$10.44		$10.95		$10.92		$9.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.38		0.38		0.32		0.36
Net realized and unrealized gains (losses)	0.09	0.36		(0.37)		0.31		0.97
Total from Investment Operations	0.45	0.74		0.01		0.63		1.33
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)	(0.38)		(0.38)		(0.32)		(0.36)
From net realized gains	–	–		(0.14)		(0.28)		–
Total Distributions Paid	(0.36)	(0.38)		(0.52)		(0.60)		(0.36)
Net Asset Value, End of Year	$10.89	$10.80		$10.44		$10.95		$10.92
Total Return(1)	4.29%	7.16%		0.30%		5.85%		13.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,064,728	$864,091		$746,780		$1,174,598		$1,154,365
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45%	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.66	%(2)
Expenses, before reimbursements and credits	0.48%	0.58%		0.86%		0.85%		0.85%
Net investment income, net of reimbursements and credits	3.37%	3.53	%(2)	3.62	%(2)	2.85	%(2)	3.40	%(2)
Net investment income, before reimbursements and credits	3.34%	3.40%		3.21%		2.45%		3.21%
Portfolio Turnover Rate	111.59%	164.86%		129.73%		167.86%		174.06%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $13,000, $63,000 and $67,000, which represent less than 0.005, 0.005, 0.01 and 0.01 percent of average net assets for each of the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3%

Arizona – 98.3%

Arizona Board of Regents State University System Revenue Bonds, Series D, 5.00%, 7/1/26	$500	$626

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds, 5.00%, 7/1/35	1,845	2,198
5.00%, 7/1/41	1,000	1,173

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B, 5.00%, 7/1/28	1,860	2,292

Arizona Board of Regents University System Revenue Bonds, Series A, 5.00%, 6/1/21	500	563

Arizona Board of Regents University System Revenue Refunding Bonds, 5.00%, 6/1/27	2,000	2,535
5.00%, 6/1/28	4,000	5,037
5.00%, 6/1/32	2,000	2,460
3.00%, 6/1/34	1,000	1,014

Arizona Board of Regents University System Revenue Refunding Bonds, Series A, 5.00%, 6/1/40	2,350	2,749

Arizona State School Facilities Board COPS, Prerefunded, 5.25%, 9/1/18 (1)	2,000	2,211

Arizona State School Facilities Board Refunding COPS, Series A, 5.00%, 9/1/23	1,750	2,141

Arizona State Transportation Board Highway Revenue Bonds, Series B, Prerefunded, 5.00%, 7/1/18 (1)	1,000	1,093

Buckeye Excise Tax Obligations Revenue Refunding Bonds, 7/1/27 (2)	100	113
7/1/28 (2)	225	253
7/1/30 (2)	355	360
7/1/31 (2)	100	101
7/1/32 (2)	135	135
7/1/33 (2)	350	353
7/1/36 (2)	350	374

Central Arizona State Water Conservation District Water Delivery O&M Revenue Bonds, Central Arizona Project, 5.00%, 1/1/30	825	1,023
5.00%, 1/1/31	840	1,035

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3% – continued

Arizona – 98.3% – continued

Coconino & Yavapai Counties Joint Unified School District No. 9 G.O. Unlimited Bonds, Series B, School Improvement Project of 2007 (AGC Insured), 5.00%, 7/1/22	$1,345	$1,520

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 5.50%, 7/1/28	1,000	1,130

Glendale Water & Sewer Revenue Bonds, Subordinate Lien (AGM Insured), Prerefunded, 5.00%, 1/1/18 (1)	2,000	2,146

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, 6.00%, 7/1/31	1,000	1,109

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, Series A (NATL Insured), 5.00%, 7/1/22	1,000	1,053

Goodyear Water & Sewer Revenue Bonds, Subordinate Lien Obligations (AGM Insured), 5.25%, 7/1/31	1,000	1,157

Greater Development Authority Infrastructure Revenue Bonds, Series 2, Santa Cruz County Jail, 5.00%, 8/1/28	2,000	2,165
5.25%, 8/1/31	1,005	1,088

Marana Municipal Property Corp. Facilities Revenue Bonds, Series A, 5.25%, 7/1/23	1,970	2,151

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, 4.50%, 7/1/21	1,190	1,302

Maricopa County Elementary School District No. 28 Kyrene G.O. Unlimited Bonds, Series B, School Improvement Project of 2010, 5.25%, 7/1/28 (3)	940	1,164
5.50%, 7/1/29 (3)	485	611
5.50%, 7/1/30 (3)	375	471

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Refunding Bonds (AGM Insured), 5.25%, 7/1/18	225	247

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3% – continued

Arizona – 98.3% – continued

Maricopa County Unified School District No. 11 Peoria G.O. Limited Refunding Bonds, School Improvement (AGM Insured), 5.00%, 7/1/21	$1,820	$2,147
3.00%, 7/1/23	1,900	2,032

Maricopa County Unified School District No. 60 Higley G.O. Limited Refunding Bonds, School Improvement (AGM Insured), 5.00%, 7/1/25	1,500	1,865

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2006, 5.00%, 7/1/27	1,000	1,092

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2011, 4.50%, 7/1/27	1,700	1,970

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/23	175	191

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A, School Improvement Project of 2015, 7/1/28 (2)	850	860

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010, 4.00%, 7/1/22	1,040	1,167

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2006 (AMBAC Insured), 5.00%, 7/1/27	500	522

Maricopa County Unified School District No. 95 Queen Creek G.O. Limited Refunding Bonds, 5.00%, 7/1/26	400	496

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, School Improvement Projects of 2010 & 2014, 2.25%, 7/1/26	800	828

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3% – continued

Arizona – 98.3% – continued

Maricopa County Union High School District No. 216 Agua Fria G.O. Unlimited Bonds, Series A, School Improvement Project of 2015, 3.00%, 7/1/24	$250	$271

Mesa G.O. Limited Refunding Bonds, Series A, 7/1/27 (2)	1,000	1,153

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/23	1,000	1,231

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (AGC Insured), 5.50%, 7/1/21	1,000	1,140
5.00%, 7/1/23	1,000	1,122

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series B (AMT), Senior Lien, 5.25%, 7/1/16	1,000	1,012

Phoenix Civic Improvement Corp. Subordinated Excise Tax Revenue Refunding Bonds, Series A, 5.00%, 7/1/28	1,125	1,386

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Senior Lien, 5.50%, 7/1/20	1,690	1,871
5.50%, 7/1/21	1,080	1,195

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	2,030	2,339

Pima County Regional Transportation Fund Excise TRB, 5.00%, 6/1/21	1,500	1,780

Pima County Sewer Revenue Bonds, Series B, 5.00%, 7/1/25	1,000	1,188

Pima County Sewer System Revenue Bonds, 5.00%, 7/1/25	1,000	1,204

Pima County Sewer System Revenue Bonds (AGM Insured), 5.00%, 7/1/23	1,350	1,567

Pima County Street & Highway Revenue Bonds, 4.00%, 7/1/22	1,970	2,133

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3% – continued

Arizona – 98.3% – continued

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007, 5.00%, 7/1/24	$1,005	$1,219

Pima County Unified School District No. 6 Marana G.O. Unlimited Bonds, Series B, School Improvement Project of 2014 (BAM Insured), 7/1/33 (2)	925	915
7/1/35 (2)	1,600	1,589

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,000	1,200

Prescott Valley Municipal Property Corp. Facilities Revenue Refunding Bonds, 5.00%, 1/1/24	1,835	2,116

Rio Nuevo Multi-Purpose Facilities District Excise TRB, Subordinate Lien (AGC Insured), Escrowed to Maturity, 5.25%, 7/15/16	1,000	1,014

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Series A, 5.00%, 1/1/39	1,225	1,342

Santa Cruz County Pledged Revenue Refunding Bonds (AGM Insured), 3.13%, 7/1/38	755	739

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/25	2,400	2,942
5.00%, 7/1/30	2,675	3,337

Tucson Airport Authority, Inc. Revenue Bonds (AMT), Subordinate Lien (NATL Insured), 5.00%, 12/1/23	1,135	1,166

Tucson COPS (AGC Insured), 5.00%, 7/1/26	1,000	1,103
5.00%, 7/1/29	1,000	1,103

Tucson Water System Revenue Bonds, 5.00%, 7/1/25	1,825	2,145

Tucson Water System Revenue Bonds, Series 2005-B (AGM Insured), Prerefunded, 5.00%, 7/1/17 (1)	1,590	1,675

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3% – continued

Arizona – 98.3% – continued

Yuma County Library District G.O. Unlimited Bonds (XLCA Insured), 5.00%, 7/1/23	$1,000	$1,054
5.00%, 7/1/28	1,945	2,050
		107,624
Total Municipal Bonds
(Cost $101,032)		107,624

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.4%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (4)(5)	7,067,733	$7,068
Total Investment Companies
(Cost $7,068)		7,068

Total Investments – 104.7%
(Cost $108,100)		114,692

Liabilities less Other Assets – (4.7)%		(5,197)
NET ASSETS – 100.0%		$109,495

(1)	Maturity date represents the prerefunded date.
(2)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(3)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	5.5%
AA	75.4
A	13.0
Cash Equivalent	6.1

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2016

& Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	6.2%
General	20.9
Higher Education	18.0
School District	22.6
Water	12.7
All other sectors less than 5%	19.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$107,624	$–	$107,624
Investment Companies	7,068	–	–	7,068
Total Investments	$7,068	$107,624	$–	$114,692

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual

COPS – Certificates of Participation

G.O. – General Obligation

NATL – National Public Finance Guarantee Corporation

TRB – Tax Revenue Bonds

XLCA – XL Capital Assurance

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4%

California – 96.4%

Alameda County Joint Powers Authority Lease Revenue Bonds, Series A, Multiple Capital Projects, 4.00%, 12/1/24	$850	$986

Anaheim Public Financing Authority Electric System District Facilities Revenue Bonds (NATL Insured), 4.50%, 10/1/37	3,000	3,090

Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series E, 2.00%, 4/1/21 (1)	565	581

Bay Area Toll Bridge Authority Variable Revenue Bonds, Series C, 1.88%, 4/1/19 (1)	425	436

Butte-Glenn Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/22	500	614

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL Insured), Partially Prerefunded, 5.00%, 8/1/27	535	537

California State Department of Water Resources Center Valley Project Revenue Bonds, Series AR, 4.00%, 12/1/34	1,795	1,986

California State Department of Water Resources Power Supply Revenue Bonds, Series L, 5.00%, 5/1/19	5,000	5,636

California State Department of Water Resources Power Supply Revenue Refunding Bonds, Series O, 5.00%, 5/1/22	785	958

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, Escrowed to Maturity, 5.00%, 7/1/19	5,000	5,679

California State Educational Facilities Authority Revenue Refunding Bonds, Series A, University of Southern California, 5.00%, 10/1/25	1,000	1,299

California State G.O. Unlimited Bonds, 5.00%, 3/1/26	1,250	1,569
5.25%, 11/1/40	8,500	9,935

California State G.O. Unlimited Bonds, Series 2007 (FGIC Insured), Partially Prerefunded, 5.38%, 6/1/26	2,220	2,239

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

California State G.O. Unlimited Bonds, Unrefunded Balance (NATL Insured), 4.75%, 2/1/19	$85	$85

California State G.O. Unlimited Refunding Bonds, 5.00%, 11/1/23	5,000	6,222
5.00%, 8/1/24	1,000	1,258
5.00%, 8/1/28	5,000	6,221

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/26	1,000	1,250

California State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/23	3,375	4,189

California State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/26	3,500	4,425
5.00%, 9/1/28	3,000	3,737
3.00%, 9/1/29	4,695	4,871

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, 5.00%, 11/15/31	1,500	1,840
5.00%, 11/15/32	1,200	1,465
5.00%, 11/15/42	6,000	6,149

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center, 5.00%, 11/15/27	2,000	2,511

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	1,000	1,004

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Academy Motion Picture Arts, 5.00%, 11/1/34	1,290	1,520

California State Public Works Board Lease Revenue Bonds, Series D, Department of Justice, 5.25%, 11/1/16	1,000	1,004

California State Public Works Board Lease Revenue Bonds, Series D, Judicial Council Projects, 4.25%, 12/1/20	1,000	1,142

California State Public Works Board Lease Revenue Bonds, Subseries I-1, Various Capital Projects, 6.38%, 11/1/34	2,500	2,982

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/30	$2,000	$2,489
5.00%, 11/1/32	1,000	1,224

California State University Systemwide Revenue Refunding Bonds, Series A, 11/1/24 (2)	2,250	2,847

California State University Systemwide Revenue Refunding Bonds, Series B-3, 11/1/23 (3)	2,000	2,292

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 9/1/18	2,980	3,280
5.50%, 4/1/19	1,000	1,137
5.00%, 9/1/19	4,720	5,371
5.00%, 10/1/19	2,990	3,411
5.00%, 9/1/20	1,690	1,978
5.00%, 10/1/20	6,000	7,040
5.50%, 4/1/21	2,000	2,274
5.00%, 10/1/22	500	612
4.00%, 5/1/23	1,485	1,733
5.00%, 10/1/23	500	621
5.00%, 12/1/23	5,000	6,230
5.00%, 5/1/24	1,450	1,816
5.25%, 3/1/30	1,500	1,734
6.50%, 4/1/33	5,260	6,133

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 9/1/23	1,500	1,845
5.00%, 12/1/23	2,450	3,053
5.00%, 10/1/26	5,000	6,214
3.25%, 9/1/28	5,000	5,348

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, Chf-Irvine LLC, 5.00%, 5/15/27	1,000	1,226

Carlsbad Unified School District G.O. Unlimited CABS, 0.00%, 5/1/19 (4)	1,250	1,199

Carlsbad Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/25	1,000	1,290

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, 5.75%, 8/1/26	1,000	1,295

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

Contra Costa County Public Financing Authority Lease Revenue Refunding Bonds, Series A, Capital Projects, 5.00%, 6/1/24	$1,190	$1,470

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), Prerefunded, 5.00%, 8/1/17 (5)	4,250	4,497

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A, 5.00%, 6/1/23	715	896

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B, 5.00%, 6/1/22	1,745	2,143
5.00%, 6/1/24	1,075	1,370

Eastern California Municipal Water District Water & Sewer COPS, Series H, 5.00%, 7/1/33	2,000	2,173

El Camino Community College District G.O. Unlimited CABS, Series C, Election of 2002, 0.00%, 8/1/23 (4)	9,940	8,600

El Dorado Irrigation District COPS, Series A (AGC Insured), 4.00%, 8/1/18	1,915	2,053

Encinitas Union School District G.O. Unlimited CABS, Election of 2010, 0.00%, 8/1/38 (4)	2,875	1,122
0.00%, 8/1/39 (4)	3,000	1,113

Foothill Eastern Transportation Corridor Agency Toll Road Revenue CABS, Series A, Senior Lien, Escrowed to Maturity, 0.00%, 1/1/20 (4)	2,150	2,046

Foothill-De Anza Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/28	2,250	2,837

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, 5.38%, 8/1/44	1,500	1,781

Imperial Irrigation District Electric Revenue Refunding Bonds, Series C, 5.00%, 11/1/36	250	301

Long Beach Community College District G.O. Unlimited Refunding Bonds, Series F, 5.00%, 6/1/27	1,100	1,376

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

Long Beach Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.00%, 8/1/20	$1,075	$1,224

Los Altos School District G.O. Unlimited Refunding Bonds, Unrefunded Balance (AMBAC Insured), 5.00%, 8/1/19	1,160	1,178

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/25	5,600	7,089

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/23	2,190	2,743

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Multiple Capital Projects II, 5.00%, 8/1/24	945	1,138

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D, 5.00%, 12/1/29	5,000	6,146

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B, 5.00%, 12/1/28	1,145	1,418
5.00%, 12/1/29	5,130	6,306
5.00%, 12/1/31	2,000	2,429

Los Angeles Department of Airports Revenue Bonds, Series D (AMT), 5.00%, 5/15/23	3,625	4,413

Los Angeles Department of Airports Senior Revenue Bonds, Series B, 5.00%, 5/15/27	640	803
5.00%, 5/15/28	600	748

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.00%, 5/15/22	1,395	1,628
5.25%, 5/15/29	5,000	5,823
5.00%, 5/15/40	3,500	3,951

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1, 5.25%, 7/1/38	2,825	3,083

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	2,490	2,619

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

Los Angeles G.O. Unlimited TRANS, 2.00%, 6/30/16	$13,000	$13,056

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/1/19	1,500	1,693

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/22	500	611
5.00%, 7/1/23	5,000	6,210
7/1/24 (2)	2,500	3,155

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/23	7,500	9,314

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL Insured), Escrowed to Maturity, 6.00%, 6/1/21	1,185	1,477

Los Angeles Wastewater System Subordinate Revenue Refunding Bonds, Series C, 5.00%, 6/1/23	1,935	2,372

Marin County COPS, Prerefunded, 3.00%, 8/1/20 (5)	1,595	1,727
4.00%, 8/1/20 (5)	1,140	1,285

Midpeninsula Regional Open Space District Revenue Bonds, 5.25%, 9/1/34	2,000	2,346

Modesto Irrigation District Electric Revenue Refunding Bonds, Series A, 4.00%, 7/1/19	1,230	1,354

Modesto Irrigation District Financing Authority Electric System Revenue Bonds, Series A, 5.00%, 10/1/26	1,490	1,859
5.00%, 10/1/27	1,130	1,395
5.00%, 10/1/28	2,770	3,399

Modesto Irrigation District Financing Authority Electric System Revenue Refunding Bonds, Series B, 5.00%, 10/1/26	1,060	1,323

Modesto Irrigation District Financing Authority Revenue Refunding Bonds, Series G, Domestic Water Project (AGM Insured), 5.00%, 9/1/20	1,000	1,171
5.00%, 9/1/22	1,445	1,767

Mojave Water Agency COPS, Series A, 5.00%, 6/1/23	665	744

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

Monterey County Public Facilities Financing COPS, 5.00%, 10/1/27	$1,000	$1,246
5.00%, 10/1/28	670	830

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/23	1,200	1,470
5.00%, 8/1/25	1,690	2,083

Natomas Unified School District G.O. Unlimited Refunding Bonds (BAM Insured), 5.00%, 8/1/25	2,360	2,893
5.00%, 8/1/26	2,145	2,609

Northern California Power Agency Revenue Bonds, Series A, 5.00%, 7/1/18	1,500	1,643

Northern California Transmission Agency Revenue Refunding Bonds, Series A, California-Oregon Project, 5.00%, 5/1/27	1,150	1,466
5.00%, 5/1/32	2,225	2,729

Oakland Unified School District Alameda County G.O. Unlimited Bonds, Series A, 5.00%, 8/1/21	1,600	1,852
5.00%, 8/1/22	750	883
5.00%, 8/1/24	600	724
5.00%, 8/1/26	1,025	1,247

Orange County Transportation Authority Toll Road Revenue Refunding Bonds, Senior Lien, 91 Express Lanes, 5.00%, 8/15/20	1,000	1,172

Palos Verdes Peninsula Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 11/1/25	780	1,010

Placentia-Yorba Linda Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	1,000	1,270

Poway Unified School District No. 07 Improvement G.O. Unlimited Bonds, Series 1-A, Election of 2008, 0.00%, 8/1/20 (4)	3,280	3,057

Redlands Unified School District G.O. Unlimited Bonds, Election of 2008 (AGM Insured), 5.00%, 7/1/28	150	163
5.00%, 7/1/29	1,000	1,087

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

Riverside County Asset Leasing Corp. Lease Revenue Bonds, Series A, Public Defender & Probation Building, 5.25%, 11/1/24	$800	$979

Riverside Public Financing Authority Local Measure A Sales Tax Revenue COPS, Riverside Payment Rehabilitation (AGM Insured), 5.25%, 6/1/24	615	738

Rowland Unified School District G.O. Unlimited CABS, Series B, Election of 2012, 0.00%, 8/1/38 (4)	4,230	1,573

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,500	1,709

Sacramento Municipal Utility District Revenue Bonds, Series U (AGM Insured), 5.00%, 8/15/19	1,000	1,103
5.00%, 8/15/25	2,000	2,199

Sacramento Municipal Utility District Revenue Refunding Bonds, Series X, 5.00%, 8/15/20	1,950	2,285

San Bernardino County G.O. Unlimited TRANS, Series A, 2.00%, 6/30/16	8,000	8,036

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Series A, Master Refunding Project, 4.00%, 3/1/19	1,150	1,253
4.25%, 3/1/20	1,130	1,265

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, Prerefunded, 4.00%, 5/15/19 (5)	1,495	1,642

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, 5.00%, 5/15/27	2,000	2,526

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Senior Series B, Prerefunded, 5.00%, 5/15/19 (5)	5,000	5,647

San Diego Regional Building Authority Revenue Bonds, Series A, County Operations Center & Annex, Escrowed to Maturity, 4.00%, 2/1/19	3,615	3,932

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

San Diego Regional Building Authority Revenue Refunding Bonds, Series A, County Operations Center, 5.00%, 10/15/29	$6,040	$7,500

San Diego Unified School District G.O. Unlimited Bonds, Series G, Election of 2012, Green Bonds, 5.00%, 7/1/40	2,000	2,383

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election of 1998 (AGM Insured), 5.50%, 7/1/27	1,500	2,004

San Francisco Bay Area Rapid Transit District G.O. Unlimited Refunding Bonds, Series D, Election of 2004, 5.00%, 8/1/28	2,365	2,988

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (5)	2,000	2,245
5.13%, 4/1/19 (5)	1,000	1,126

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT), 5.00%, 5/1/24	1,095	1,300

San Francisco City & County Airports Commission Revenue Refunding Bonds, Second Series C (AGM Insured), 4.00%, 5/1/18	1,875	2,005

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Subseries A, WSIP, 5.00%, 11/1/20	1,000	1,181

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, 5.00%, 11/1/23	2,000	2,521

San Francisco City & County Unified School District Property G.O. Unlimited Bonds, Series E, Election of 2006, 5.00%, 6/15/22	2,615	3,054

San Francisco Community College District G.O. Unlimited Refunding Bonds, 5.00%, 6/15/22	1,360	1,660
5.00%, 6/15/25	1,400	1,791

San Jacinto Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/26	1,055	1,289

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.75%, 3/1/28	$2,000	$2,413

San Jose Airport Revenue Refunding Bonds, Series A (AMT), 5.00%, 3/1/22	1,300	1,530

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, 5.00%, 8/1/23	1,000	1,188

San Juan Unified School District G.O. Unlimited Bonds, Series B, Election of 2012, 3.00%, 8/1/25	3,000	3,250

San Mateo County Joint Powers Financing Authority Lease Revenue Refunding Bonds, Series A, Youth Services Campus, 5.00%, 7/15/27	2,335	2,984
5.00%, 7/15/29	1,370	1,721

San Mateo Sewer Revenue Bonds, Series A, 5.00%, 8/1/23	1,140	1,428

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.50%, 8/1/30	2,000	2,209

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2010, 4.50%, 7/1/32	2,000	2,237

Santa Clara Unified School District G.O. Unlimited Bonds, Series A, Election of 2004, 5.00%, 7/1/29	1,500	1,717
5.00%, 7/1/30	4,040	4,637
5.00%, 7/1/34	1,000	1,138

Santa Rosa Wastewater Revenue Bonds, Series A (AGM Insured), 5.25%, 9/1/27	1,255	1,304

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, 6.00%, 7/1/43	2,000	2,403

South Orange County Public Financing Authority Special Tax Revenue Refunding Bonds, Series A, Foothill Area (NATL Insured), 5.25%, 8/15/18	2,500	2,510

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Project No. 1, 5.00%, 7/1/24	$1,240	$1,420

Southern California Public Power Authority Revenue Bonds, Windy Point/Windy Flats Project No. 1, 5.00%, 7/1/26	4,700	5,457
5.00%, 7/1/30	2,500	2,857

Stockton Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/27	7,845	9,677

Sweetwater Union High School District G.O. Unlimited Bonds, Series B, Election of 2006, 3.00%, 8/1/25	1,860	2,020
4.00%, 8/1/27	1,500	1,721

Sweetwater Union High School District G.O. Unlimited Bonds, Series B, Election of 2006 (AGM Insured), 3.00%, 8/1/32	2,500	2,525
3.38%, 8/1/40	3,000	3,013

Tracy Unified School District G.O. Unlimited Refunding Bonds, 8/1/27 (2)	745	951

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds, 5.00%, 1/1/28	625	756

University of California General Revenue Bonds, Series AK, 5.00%, 5/15/23 (1)	3,550	4,386

University of California Revenue Refunding Bonds, Series I, 5.00%, 5/15/27	2,000	2,501

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	2,125	2,335

Vallecitos Water District Water & Wastewater Enterprise Revenue Refunding Bonds, 5.00%, 7/1/24	2,000	2,544

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18 (5)	1,000	1,111

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.4% – continued

California – 96.4% – continued

Ventura County Community College District G.O. Unlimited CABS, Series C, Election of 2002, 0.00%, 8/1/17 (4)	$1,615	$1,597
0.00%, 8/1/18 (4)	1,635	1,593

Ventura County Public Financing Authority Lease Revenue Bonds, Series B, 5.00%, 11/1/24	1,060	1,301

West Valley-Mission Community College District G.O. Unlimited Bonds, Series B, Election of 2012, 5.00%, 8/1/28	2,500	3,151

West Valley-Mission Community College District G.O. Unlimited CABS, Series B, 0.00%, 8/1/16 (4)	1,115	1,114

Western Riverside County Trust & Wastewater Financing Authority Revenue Bonds, Western Municipal Water District Improvement Project (AGC Insured), 5.13%, 9/1/29	1,645	1,827

Yucaipa Valley Water District Water System Revenue Refunding Bonds, Series A, 5.00%, 9/1/25	500	630
5.00%, 9/1/26	1,000	1,245
		489,656
Total Municipal Bonds
(Cost $462,504)		489,656

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.5%

Northern Funds - California Municipal Money Market Fund, 0.01% (6)(7)	18,004,157	$18,004
Total Investment Companies
(Cost $18,004)		18,004

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

SHORT-TERM INVESTMENTS – 0.8%

San Diego Unified School District G.O. Limited TRANS, Series A, 2.00%, 6/30/16	$4,000	$4,018
Total Short-Term Investments
(Cost $4,017)		4,018

Total Investments – 100.7%
(Cost $484,525)		511,678

Liabilities less Other Assets – (0.7)%		(3,526)
NET ASSETS – 100.0%		$508,152

(1)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the puttable date.
(2)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2016. Maturity date represents the puttable date.
(4)	Zero coupon bond.
(5)	Maturity date represents the prerefunded date.
(6)	7-day yield as of March 31, 2016 is disclosed.
(7)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the California Municipal Money Market Fund.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	2.9%
AA	76.5
A	11.0
A1+ (Short Term)	0.8
A1 (Short Term)	4.1
BBB	0.3
Not Rated	0.9
Cash Equivalent	3.5

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard

& Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality

(excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	9.3%
General Obligation	32.7
Higher Education	5.0
Power	6.4
School District	20.6
Water	6.3
All other sectors less than 5%	19.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$489,656	$–	$489,656
Investments Companies	18,004	–	–	18,004
Short-Term Investments	–	4,018	–	4,018
Total Investments	$18,004	$493,674	$–	$511,678

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2016

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual

CABS – Capital Appreciation Bonds

COPS – Certificates of Participation

FGIC – Financial Guaranty Insurance Corporation

G.O. – General Obligation

NATL – National Public Finance Guarantee Corporation

TRB – Tax Revenue Bonds

TRANS – Tax Revenue Anticipation Notes

WSIP – Water System Improvement Program

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4%

California – 90.4%

Alhambra Unified School District Elementary Schools Improvement G.O. Unlimited Bonds, Series A, Election of 2008 (AGC Insured), 5.50%, 8/1/33	$1,000	$1,125

Brentwood Infrastructure Financing Authority Water Revenue Bonds, Prerefunded, 5.75%, 7/1/18 (1)	3,595	4,000

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL Insured), Partially Prerefunded, 5.00%, 8/1/27	540	542

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	5,000	5,853
5.00%, 3/1/26	1,300	1,632

California State G.O. Unlimited Refunding Bonds (AGM Insured), 5.25%, 8/1/32	1,505	1,976

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/26	2,500	3,125

California State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/26	1,500	1,896
5.00%, 9/1/28	2,000	2,491
3.00%, 9/1/29	1,000	1,038

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, 5.00%, 11/15/42	1,050	1,076

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center, 5.00%, 11/15/27	750	941

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	250	251

California State Public Works Board Lease Revenue Bonds, Series A, Department of General Services-Buildings 8 & 9, 6.00%, 4/1/25	1,400	1,617

California State Public Works Board Lease Revenue Refunding Bonds, Series F, 5.00%, 5/1/29	1,000	1,226

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/30	1,490	1,855

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

MUNICIPAL BONDS – 90.4% – continued

California – 90.4% – continued
5.00%, 11/1/32	$1,000	$1,224

California State University Systemwide Revenue Refunding Bonds, Series A, 11/1/34 (2)	2,000	2,181

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/20	5,000	5,867
5.25%, 3/1/30	3,500	4,047
5.50%, 3/1/40	2,865	3,319

California State Various Purpose G.O. Unlimited Refunding Bonds, 4.00%, 9/1/32	1,750	1,954

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, Chf-Irvine LLC, 3.25%, 5/15/31	2,000	2,016

Carlsbad Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	1,000	1,306

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, 5.75%, 8/1/29	570	734
6.00%, 8/1/36	1,000	1,274

Chabot-Las Positas Community College District G.O. Unlimited Bonds, Series B, Election of 2004 (AMBAC Insured), 5.00%, 8/1/30	850	862

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C, Election of 2006 (AGM Insured), 5.50%, 8/1/39	500	569

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), Prerefunded, 5.00%, 8/1/17 (1)	705	746

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/25	825	1,060

Elsinore Valley Municipal Water District Financing Authority Water Revenue Refunding Bonds, Series A, 7/1/25 (2)	1,100	1,409

Encinitas Union School District G.O. Unlimited CABS, Election of 2010, 0.00%, 8/1/36 (3)	1,425	616
0.00%, 8/1/37 (3)	2,000	820

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

California – 90.4% – continued

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, 5.38%, 8/1/44	$3,500	$4,156

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D, 5.00%, 12/1/29	1,665	2,047
4.00%, 12/1/34	1,500	1,633

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B, 5.00%, 12/1/29	2,500	3,073
5.00%, 12/1/30	2,000	2,444

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.00%, 5/15/40	1,500	1,693

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	1,000	1,052

Los Angeles Department of Water & Power Waterworks System Revenue Bonds, Series B, 5.00%, 7/1/17	1,500	1,583

Los Angeles G.O. Unlimited TRANS, 2.00%, 6/30/16	2,000	2,009

Los Angeles Harbor Department Revenue Bonds, Escrowed to Maturity, 7.60%, 10/1/18	15	16

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A, 7/1/24 (2)	2,500	3,155

Los Angeles Wastewater System Revenue Refunding Bonds, Series C, Green Bonds, 5.00%, 6/1/28	1,465	1,842

Marin County COPS, Prerefunded, 4.25%, 8/1/20 (1)	1,575	1,793

Midpeninsula Regional Open Space District Revenue Bonds, 5.25%, 9/1/34	600	704
5.50%, 9/1/41	2,500	2,967

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	1,500	1,688
6.00%, 10/1/39	2,000	2,271

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

California – 90.4% – continued

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005, 0.00%, 8/1/33 (3)	$10,000	$5,748

Northern California Transmission Agency Revenue Refunding Bonds, Series A, California-Oregon Project, 5.00%, 5/1/28	1,000	1,265
5.00%, 5/1/31	1,250	1,542

Oakland Unified School District Alameda County G.O. Unlimited Bonds, Series A, 5.00%, 8/1/25	650	795

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (AGC Insured), 1.74%, 8/1/38 (4)	5,000	5,753

Rio Hondo Community College District G.O. Unlimited Bonds, Series B, Election of 2009, 5.50%, 8/1/30	1,605	1,833

Sacramento Municipal Utility District Revenue Bonds, Series A, 5.00%, 8/15/37	55	65

San Bernardino County G.O. Unlimited TRANS, Series A, 2.00%, 6/30/16	2,000	2,009

San Diego County Water Authority COPS, Series 2008A (AGM Insured), 5.00%, 5/1/38	2,000	2,161

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, Prerefunded, 5.00%, 5/15/19 (1)	1,500	1,694

San Diego Regional Building Authority Revenue Refunding Bonds, Series A, County Operations Center, 5.00%, 10/15/31	1,800	2,207
5.00%, 10/15/32	3,435	4,183

San Diego Unified School District G.O. Unlimited Bonds, Series G, Election of 2012, Green Bonds, 5.00%, 7/1/40	1,000	1,192

San Diego Unified School District G.O. Unlimited CABS, Series I, 0.00%7/1/36 (3)	4,500	2,086
0.00%7/1/37 (3)	2,850	1,258

San Francisco Bay Area Rapid Transit District G.O. Unlimited Refunding Bonds, Series D, Election of 2004, 5.00%, 8/1/28	1,000	1,264

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

California – 90.4% – continued

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (1)	$3,650	$4,097
5.13%, 4/1/19 (1)	1,500	1,689

San Francisco Community College District G.O. Unlimited Refunding Bonds, 5.00%, 6/15/24	1,900	2,400
5.00%, 6/15/25	1,000	1,279

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.25%, 3/1/31	2,075	2,431

Santa Clara Electric Revenue Refunding Bonds, Series A, 6.00%, 7/1/31	1,195	1,451

Santa Clara Valley Water District COPS, Series C, 5.00%, 6/1/27	1,500	1,897

Santa Rosa Wastewater Revenue Refunding Bonds, Series A (NATL Insured), 5.25%, 9/1/16	10	10

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, 6.00%, 7/1/43	2,025	2,433

Southern California Public Power Authority Revenue Bonds, Windy Point/Windy Flats Project No. 1, 5.00%, 7/1/26	1,000	1,161

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, Prerefunded, 6.00%, 7/1/18 (1)	2,520	2,818

Sweetwater Union High School District G.O. Unlimited Bonds, Series B, Election of 2006 (AGM Insured), 3.00%, 8/1/33	2,000	2,012
3.38%, 8/1/40	2,000	2,009

Sweetwater Union High School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/32	1,545	1,880

University of California Revenue Refunding Bonds, Series AO, 5.00%, 5/15/17	2,580	2,709

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

MUNICIPAL BONDS – 90.4% – continued

California – 90.4% – continued

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	$2,500	$2,748

Vallecitos Water District Water & Wastewater Enterprise Revenue Refunding Bonds, 5.00%, 7/1/30	1,000	1,238
5.00%, 7/1/32	595	728

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18 (1)	4,065	4,516

Western Riverside County Trust & Wastewater Financing Authority Revenue Bonds, Western Municipal Water District Improvement Project (AGC Insured), 5.13%, 9/1/29	2,000	2,221
		171,556
Total Municipal Bonds
(Cost $155,283)		171,556

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 14.6%

Northern Funds - California Municipal Money Market Fund, 0.01% (5)(6)	27,668,570	$27,669
Total Investment Companies
(Cost $27,669)		27,669

Total Investments – 105.0%
(Cost $182,952)		199,225

Liabilities less Other Assets – (5.0)%		(9,484)
NET ASSETS – 100.0%		$189,741

(1)	Maturity date represents the prerefunded date.
(2)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(3)	Zero coupon bond.
(4)	Step coupon bond. Rate as of March 31, 2016 is disclosed.
(5)	7-day yield as of March 31, 2016 is disclosed.
(6)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the California Municipal Money Market Fund.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued	MARCH 31, 2016

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	0.6%
AA	69.0
A	13.1
A1 (Short Term)	2.0
BBB	1.0
Not Rated	0.4
Cash Equivalent	13.9

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	15.8%
General Obligations	32.9
School District	21.6
Water	8.4
All other sectors less than 5%	21.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$171,556	$–	$171,556
Investment Companies	27,669	–	–	27,669
Total Investments	$27,669	$171,556	$–	$199,225

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

CABS – Capital Appreciation Bonds

COPS – Certificates of Participation

G.O. – General Obligation

NATL – National Public Finance Guarantee Corporation

TRANS – Tax Revenue Anticipation Notes

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0%

Alabama – 1.0%

Alabama State Port Authority Docks Facilities Revenue Bonds, 6.00%, 10/1/40	$5,000	$5,895

Arizona – 2.2%

Maricopa County Pollution Control Corp. Variable Revenue Refunding Bonds, Series A, Public Service Palo Verde, 6.25%, 1/1/38	4,000	4,394

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/45	5,000	5,719

Phoenix IDA Education Revenue Refunding Bonds, Great Hearts Academies, 5.00%, 7/1/41	1,200	1,318
5.00%, 7/1/46	1,300	1,419
		12,850

California – 9.2%

California State Municipal Finance Authority COPS, Community Hospitals of Central California, 5.50%, 2/1/39	4,000	4,373

California State Municipal Finance Authority Revenue Bonds, Series A, University of La Verne, 6.13%, 6/1/30	2,000	2,274
6.25%, 6/1/40	1,000	1,125

California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46 (1)(2)	1,000	1,108

California Statewide Communities Development Authority Revenue Bonds, California Baptist University, 7.25%, 11/1/31	2,000	2,369

California Statewide Communities Development Authority Revenue Bonds, Loma Linda University Medical Center, 5.25%, 12/1/34	1,000	1,114
5.25%, 12/1/44	3,500	3,804

California Statewide Communities Development Authority Revenue Bonds, Series A, California Baptist University, 5.50%, 11/1/38	2,000	2,115

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Senior Series A-1, 5.13%, 6/1/47	2,000	1,839
5.75%, 6/1/47	5,000	4,949

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

California – 9.2% – continued

Imperial Irrigation District Electric Revenue Refunding Bonds, Series C, 5.00%, 11/1/37	$1,500	$1,795
5.00%, 11/1/38	3,355	3,996

Los Angeles Department of Airports Subordinate Revenue Refunding Bonds, Series C, 5.00%, 5/15/38	3,850	4,520

Los Angeles Department of Water & Power System Revenue Bonds, Series D, 5.00%, 7/1/39	5,000	5,885

San Francisco City & County Airports Commission Revenue Bonds, Series E, 6.00%, 5/1/39	5,000	5,683

Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Bonds, Senior Series A-1, 5.00%, 6/1/37	4,000	3,948
5.13%, 6/1/46	2,000	1,968
		52,865

Colorado – 1.7%

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/36	4,000	4,551

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported G.O. Limited Bonds, Series A, 5.40%, 12/15/31	2,000	2,028

Regional Transportation District Private Activity Revenue Bonds, Denver Transportation Partners, 6.00%, 1/15/41	3,000	3,445
		10,024

Connecticut – 1.4%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series G, Sacred Heart University, 5.13%, 7/1/26	1,250	1,428
5.38%, 7/1/31	1,250	1,434

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series Q-1, Fairfield University, 5.00%, 7/1/46	4,750	5,473
		8,335

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

Delaware – 0.9%

Delaware State EDA Gas Facilities Revenue Refunding Bonds, Delmarva Power, 5.40%, 2/1/31	$2,000	$2,220

Delaware State Transportation Authority U.S. 301 Project Revenue Bonds, 5.00%, 6/1/45	2,680	3,123
		5,343

District of Columbia – 1.8%

District of Columbia Revenue Bonds, Cesar Chavez Charter Schools, 7.88%, 11/15/40	5,265	6,061

Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Series A, Dulles Metrorail and Capital Project, 5.00%, 10/1/53	4,000	4,344
		10,405

Florida – 5.5%

Cape Coral Water & Sewer Revenue Refunding Bonds, 5.00%, 10/1/33	3,000	3,539

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX, 5.35%, 7/1/29	3,525	3,842

Citizens Property Insurance Corp. Revenue Bonds, Series A1, 5.00%, 6/1/25	5,000	6,142

Halifax Hospital Medical Center Revenue Refunding Bonds, 5.00%, 6/1/36	4,250	4,877

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/1/40	1,500	1,734
5.00%, 10/1/44	1,500	1,727

Jacksonville Economic Development Commission Health Care Facilities Revenue Refunding Bonds, Series A, Proton Therapy Institute, 6.00%, 9/1/17	765	793

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/37	4,000	4,677

Miami-Dade County Educational Facilities Authority Revenue Refunding Bonds, Series A, University of Miami, 5.00%, 4/1/40	4,000	4,575

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

Florida – 5.5% – continued

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10 (3)(4)	$150	$–
		31,906

Georgia – 2.5%

Atlanta Water & Wastewater Revenue Bonds, Series A, Prerefunded, 6.25%, 11/1/19 (5)	5,000	5,925

Atlanta Water & Wastewater Revenue Refunding Bonds, 5.00%, 11/1/35	5,490	6,524

Municipal Electric Authority of Georgia Revenue Refunding Bonds, Series A, Project One Subordinate, 5.00%, 1/1/35	1,500	1,755
		14,204

Idaho – 0.6%

Idaho State Facilities Authority Revenue Bonds, St. Lukes Health System Project, 5.00%, 3/1/44	2,865	3,208

Illinois – 5.0%

Chicago O’Hare International Airport Revenue Bonds, Series C (AMT), 5.00%, 1/1/46	500	551

Chicago O’Hare International Airport Revenue Bonds, Series D, 5.00%, 1/1/46	4,000	4,538

Illinois State Finance Authority Revenue Bonds, DePaul University, 10/1/41 (6)	2,000	2,299

Illinois State Finance Authority Revenue Bonds, Series A, Provena Health, 7.75%, 8/15/34	3,500	4,133

Illinois State Finance Authority Revenue Bonds, Silver Cross & Medical Centers, Prerefunded, 6.88%, 8/15/19 (5)	1,000	1,193
7.00%, 8/15/19 (5)	1,000	1,197

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/34	5,000	5,757

Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.00%, 1/1/37	2,000	2,341
5.00%, 1/1/40	3,000	3,473

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

Illinois – 5.0% – continued

Railsplitter Tobacco Settlement Authority Revenue Bonds, 5.50%, 6/1/23	$1,000	$1,179
6.00%, 6/1/28	2,000	2,384
		29,045

Indiana – 3.2%

Indiana State Finance Authority Educational Facilities Revenue Bonds, Marian University Project, 6.50%, 9/15/30	3,000	3,452
6.38%, 9/15/41	2,000	2,276

Indiana State Finance Authority Environmental Variable Revenue Bonds, Series B, Duke Energy Project, 6.00%, 8/1/39	2,000	2,280

Indiana State Municipal Power Agency Revenue Bonds, Series B, Prerefunded, 6.00%, 1/1/19 (5)	2,000	2,277

Indiana State Municipal Power Agency Revenue Refunding Bonds, Series A, 5.00%, 1/1/42	3,000	3,494

North Manchester Economic Development Revenue Refunding Bonds, Peabody Retirement Community Project, 6.05%, 12/1/45	389	353

North Manchester Economic Development Revenue Refunding Bonds, Subseries B, Peabody Retirement Community Project, 1.00%, 12/1/45	337	32

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37 (1)(2)	1,000	1,029
8.00%, 9/1/41	2,500	3,005
		18,198

Kentucky – 1.0%

Kentucky Public Transportation Infrastructure Authority First Tier Toll Revenue Bonds, Series A, Downtown Crossing Project, 5.75%, 7/1/49	2,500	2,872

Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/1/50	2,500	2,730
		5,602

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

Louisiana – 7.1%

Louisiana State Gasoline & Fuels TRB, Series B, Second Lien, 5.00%, 5/1/39	$5,000	$5,586

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Westlake Chemical Corp., 6.50%, 8/1/29	2,000	2,359

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Woman’s Hospital Foundation, 5.88%, 10/1/40	3,000	3,484

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A-1, Westlake Chemical Corp., 6.50%, 11/1/35	2,000	2,365

Louisiana State Public Facilities Authority Revenue Bonds, Belle Chasse Educational Foundation Project, 6.75%, 5/1/41	1,250	1,397

Louisiana State Public Facilities Authority Revenue Refunding Bonds, Lafayette General Health System, 5.00%, 11/1/41	1,000	1,123
5.00%, 11/1/45	4,000	4,467

New Orleans Aviation Board Revenue Bonds, Series A, 5.00%, 1/1/40	1,500	1,711
5.00%, 1/1/45	2,500	2,834

New Orleans Sewerage Service Revenue Bonds, 5.00%, 6/1/45	4,000	4,523

New Orleans Water Revenue Refunding Bonds, 5.00%, 12/1/44	3,000	3,336

Shreveport Water & Sewer Revenue Refunding Bonds, 5.00%, 12/1/40	5,000	5,724

Tobacco Settlement Financing Corp. Asset Backed Revenue Refunding Bonds, Series A, 5.50%, 5/15/29	2,000	2,201
		41,110

Maine – 0.8%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Maine General Medical Center, 7.50%, 7/1/32	2,000	2,371
6.75%, 7/1/41	2,000	2,227
		4,598

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

Maryland – 2.1%

Anne Arundel County Special Obligation Tax Allocation Bonds, National Business Park-North Project, 6.10%, 7/1/40	$4,335	$4,590

Maryland State Economic Development Corp. Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects (AGM Insured), 5.00%, 6/1/35	1,000	1,178
5.00%, 6/1/43	1,805	2,074

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Healthcare, 6.25%, 1/1/31	1,500	1,808
6.13%, 1/1/36	2,000	2,344
		11,994

Massachusetts – 2.5%

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series A, 5.00%, 7/1/28	5,000	6,501

Massachusetts State Development Finance Agency Revenue Bonds, Boston Medical Center Green Bonds, 5.00%, 7/1/44	5,000	5,505
Massachusetts State Development Finance Agency Revenue Bonds, Series F, Milford Regional Medical Center, 5.75%, 7/15/43	2,000	2,208
		14,214

Michigan – 2.3%

Michigan State Finance Authority Revenue Bonds, Local Government Loan Program, Detroit Water and Sewerage Department Water Supply System, 5.00%, 7/1/35	3,000	3,378

Michigan State Finance Authority Revenue Refunding Bonds, Series D-4 Local Government Loan Program, Detroit Water and Sewerage Department Water Supply System, 5.00%, 7/1/30	2,000	2,318

Royal Oak Hospital Finance Authority Revenue Bonds, Series V, William Beaumont Hospital, Prerefunded, 8.25%, 9/1/18 (5)	2,000	2,353

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

Michigan – 2.3% – continued

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	$4,355	$4,913
		12,962

Minnesota – 1.1%

Rochester Health Care & Housing Revenue Refunding Bonds, Series A, Samaritan Bethany, 7.38%, 12/1/41	3,000	3,282

Western Minnesota Municipal Power Agency Revenue Bonds, Series A, 5.00%, 1/1/46	2,500	2,845
		6,127

Mississippi – 1.5%

Lowndes County Solid Waste Disposal & PCR Refunding Bonds, Series A, Weyerhaeuser Co. Project, 6.80%, 4/1/22	4,710	5,795

Warren County Gulf Opportunity Zone Revenue Bonds, Series A, International Paper Co., 5.80%, 5/1/34	2,530	2,876
		8,671

Missouri – 1.4%

Grundy County IDA Health Facilities Revenue Bonds, Wright Memorial Hospital, 6.45%, 9/1/29	2,530	2,723
6.75%, 9/1/34	1,750	1,889

Saint Louis County IDA Senior Living Facilities Revenue Bonds, Series A, St. Andrews Resources for Seniors, Prerefunded, 6.38%, 12/1/17 (5)	3,005	3,283
		7,895

Nevada – 0.8%

Clark County Airport System Revenue Refunding Bonds, Senior Series A, 5.00%, 7/1/40	4,000	4,613

New Jersey – 4.2%

New Jersey State EDA Private Activity Revenue Bonds (AMT), The Goethals Project, 5.38%, 1/1/43	2,500	2,805

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

New Jersey – 4.2% – continued

New Jersey State EDA Revenue Bonds, MSU Student Housing Project – Provident Group, 5.88%, 6/1/42	$3,000	$3,333

New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/1/25	1,950	2,254
5.00%, 1/1/48	1,000	1,079

New Jersey State EDA Special Facility Revenue Bonds (AMT), Continental Airlines, Inc. Project, 5.63%, 11/15/30	2,000	2,280

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, St. Joseph’s Healthcare System, 6.63%, 7/1/38	3,000	3,304

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, Transportation Program, 5.25%, 6/15/41	2,000	2,176
5.00%, 6/15/45	2,250	2,386

New Jersey State Turnpike Authority Revenue Bonds, Series E, 5.00%, 1/1/45	4,000	4,588
		24,205

New York – 6.2%

Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds, Catholic Health System Obligation, 5.25%, 7/1/35	1,500	1,727
5.00%, 7/1/40	2,770	3,068

Metropolitan Transportation Authority Revenue Bonds, Subseries D-1, 5.00%, 11/15/39	5,000	5,799

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2016, 5.00%, 2/1/41	5,000	5,829

New York State Convention Center Development Corp. Revenue Refunding Bonds, Hotel Unit Fee Secured, 5.00%, 11/15/40	5,000	5,839

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series A, Icahn School Medicine At Mount Sinai, 5.00%, 7/1/40	3,000	3,413

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

New York – 6.2% – continued

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series A, New School, 5.00%, 7/1/45	$2,375	$2,725

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/33	3,500	4,185

New York State Liberty Development Corp. Revenue Bonds, Series A, National Sports Museum Project, 6.13%, 2/15/19 (3)(4)	2,200	–

Westchester County Local Development Corp. Revenue Refunding Bonds, Westchester Medical Center, 5.00%, 11/1/46	3,000	3,376
		35,961

North Carolina – 1.3%

North Carolina State Capital Facilities Finance Agency Revenue Bonds, Series B, Duke University Project, 5.00%, 10/1/38	5,000	5,527

North Carolina State Medical Care Commission Health Care Facilities First Mortgage Revenue Bonds, Series A, Deerfield Community, 6.13%, 11/1/38	2,000	2,207
		7,734

Ohio – 4.3%

American Municipal Power-Ohio, Inc. Revenue Refunding Bonds, Series A, 5.00%, 2/15/39	1,250	1,430

Lucas County Health Care Facilities Revenue Refunding & Improvement Bonds, Series A, Lutheran Homes, Prerefunded, 7.00%, 11/1/20 (5)	4,000	5,039

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 12/1/21	5,690	6,855

Ohio State Turnpike Commission Revenue Bonds, Junior Lien, Infrastructure Project, 5.00%, 2/15/48	3,000	3,348

Southeastern Ohio Port Authority Hospital Facilities Revenue Refunding Bonds, Memorial Health System, 5.00%, 12/1/35	1,750	1,840
5.00%, 12/1/43	1,350	1,387

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

Ohio – 4.3% – continued

Toledo-Lucas County Port Authority Facilities Revenue Refunding Bonds, CSX Transportation, Inc. Project, 6.45%, 12/15/21	$4,000	$4,958
		24,857

Oklahoma – 0.7%

Grand River Dam Authority Revenue Bonds, Series A, 5.00%, 6/1/39	3,350	3,863

Pennsylvania – 3.7%

Butler County Hospital Authority Revenue Bonds, Butler Health System Project, Prerefunded, 7.13%, 7/1/19 (5)	3,000	3,587

Delaware County IDA Revenue Refunding Bonds, Covanta Project, 5.00%, 7/1/43	2,500	2,535

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University Foundation, 6.00%, 7/1/43	2,500	2,629

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Shippensburg University, 6.25%, 10/1/43	2,000	2,255

Pennsylvania State Turnpike Commission Revenue Bonds, Series B, 5.00%, 12/1/40	2,000	2,297

Pennsylvania State Turnpike Commission Revenue Bonds, Series C, 5.00%, 12/1/39	3,000	3,432

Philadelphia Water & Wastewater Revenue Bonds, Series A, 5.00%, 7/1/45	4,000	4,555
		21,290

Rhode Island – 1.4%

Rhode Island State Turnpike & Bridge Authority Motor Fuel Tax Revenue Refunding Bonds, Series A, 5.00%, 10/1/40	3,000	3,470

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/40	4,000	4,332
		7,802

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

South Carolina – 1.0%

South Carolina State Public Service Authority Obligations Revenue Refunding Bonds, Series C, 5.00%, 12/1/46	$2,000	$2,270

South Carolina State Public Service Authority Revenue Bonds, Series E, 5.25%, 12/1/55	3,000	3,446
		5,716

Texas – 9.9%

Arlington Higher Education Finance Corp. Revenue Bonds, Series A, Lifeschool Dallas (PSF-Gtd.), 5.00%, 8/15/39	2,000	2,278

Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/1/40	1,500	1,592
5.00%, 12/1/45	2,000	2,110

Central Regional Mobility Authority Revenue Bonds, Series A, Senior Lien, 5.00%, 1/1/45	5,000	5,638

Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 12/1/35	3,400	4,058

Fort Worth General Purpose G.O. Limited Refunding & Improvement Bonds, Series A, 5.00%, 3/1/25	5,000	6,330

HFDC of Central Texas, Inc. Retirement Facilities Revenue Bonds, Series A, 5.75%, 11/1/36	3,000	3,039

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, 5.00%, 5/15/40	3,000	3,416

San Antonio Electric & Gas Revenue Bonds, Junior Lien, 5.00%, 2/1/43	2,500	2,861

Texas State PFA Charter School Finance Corp. Education Revenue Bonds, Series A, Cosmos Foundation, Inc., Prerefunded, 6.20%, 2/15/20 (5)	3,500	4,177

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, LBJ Infrastructure, 7.00%, 6/30/40	3,000	3,610

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.0% – continued

Texas – 9.9% – continued

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, NTE Mobility, 6.88%, 12/31/39	$2,500	$2,969

Texas State Transportation Commission Turnpike System Subordinate Revenue Refunding Bonds, Series C, 5.00%, 8/15/42	4,475	4,985

Travis County HFDC Revenue Bonds, Westminster Manor Project, 7.00%, 11/1/30	1,000	1,148
7.13%, 11/1/40	2,000	2,303

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.25%, 7/1/28	5,000	6,635
		57,149

Virginia – 0.3%

Virginia State College Building Authority Educational Facilities Revenue Bonds, Marymount University Project Green Bonds, 5.25%, 7/1/35	270	288
5.00%, 7/1/45	1,515	1,552
		1,840

Washington – 1.4%

Port of Seattle Revenue Bonds, Series A, 5.00%, 4/1/40	3,000	3,442

Washington State Health Care Facilities Authority Revenue Bonds, Central Washington Health Services, Prerefunded, 7.00%, 7/1/19 (5)	4,000	4,767
		8,209
Total Municipal Bonds
(Cost $483,302)		518,690

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 9.6%

Northern Institutional Funds - Tax Exempt Portfolio, 0.01% (7)(8)	55,120,086	$55,120
Total Investment Companies
(Cost $55,120)		55,120

Total Investments – 99.6%
(Cost $538,422)		573,810

Other Assets less Liabilities – 0.4%		2,094
NET ASSETS – 100.0%		$575,904

(1)	Restricted security that has been deemed illiquid. At March 31, 2016, the value of these restricted illiquid securities amounted to approximately $2,137,000 or 0.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46	2/4/16	$1,109

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37	7/25/08	877

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	Issuer has defaulted on terms of debt obligation.
(5)	Maturity date represents the prerefunded date.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued	MARCH 31, 2016

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	4.2%
AA	15.0
A	26.7
BBB	32.0
BB	4.8
B	0.7
CCC	1.2
Not Rated	5.8
Cash Equivalent	9.6

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard

& Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	8.3%
Development	6.3
Financials	9.6
General	8.0
Higher Education	9.5
Medical	15.5
Transportation	12.7
Water	8.1
All other sectors less than 5%	22.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$518,690	$–	$518,690
Investment Companies	55,120	–	–	55,120
Total Investments	$55,120	$518,690	$–	$573,810

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM – Assured Guaranty Municipal Corporation

AMT – Alternative Minimum Tax

COPS – Certificates of Participation

EDA – Economic Development Authority

G.O. – General Obligation

Gtd. – Guaranteed

HFDC – Health Facilities Development Corp.

IDA – Industrial Development Authority

PCR – Pollution Control Revenue

PFA – Public Finance Authority

PSF – Permanent School Fund

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9%

Alabama – 0.2%

University of Alabama General Revenue Refunding Bonds, Series A, 5.00%, 7/1/22	$5,875	$7,133

Alaska – 0.2%

Anchorage Electric Utility Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 12/1/41	5,000	5,713

Anchorage Water Revenue Refunding Bonds (NATL Insured), 5.00%, 5/1/37	1,700	1,769
		7,482

Arizona – 4.1%

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds, 5.00%, 7/1/26	6,630	8,308

Arizona Board of Regents University System Revenue Refunding Bonds, 3.00%, 6/1/34	4,000	4,055

Arizona State School Facilities Board COPS, Prerefunded, 5.25%, 9/1/18 (1)	10,000	11,056

Arizona State Transportation Board Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/25	5,000	6,248

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road, 5.25%, 7/1/20	10,000	11,395

Arizona State Transportation Board Highway Revenue Refunding Bonds, 5.00%, 7/1/28	12,000	14,746
5.00%, 7/1/29	5,000	6,114

Arizona State Transportation Board Highway Subordinated Revenue Bonds, Series A, 5.00%, 7/1/28	5,000	6,009

Chandler Excise TRB, 5.00%, 7/1/27	5,000	6,167

Maricopa County Unified School District No. 48 Scottsdale G.O. Unlimited Refunding Bonds, 5.00%, 7/1/21	5,000	5,944

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series C, School Improvement Project of 2008, 5.00%, 7/1/22	4,150	4,892

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Arizona – 4.1% – continued

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds (AMT), Senior Lien, 5.00%, 7/1/20	$1,500	$1,727

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/22	3,000	3,476

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Series B, Junior Lien, 5.00%, 7/1/26	5,000	6,213
5.00%, 7/1/27	6,900	8,508

Phoenix G.O. Unlimited Refunding Bonds, 4.00%, 7/1/22	5,000	5,779

Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/1/23	10,000	12,017

Scottsdale Preservation Authority Excise Tax Revenue Refunding Bonds, 5.25%, 7/1/24	5,990	7,003
		129,657

California – 6.5%

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL Insured), Partially Prerefunded, 5.00%, 8/1/27	1,815	1,822

Cabrillo Community College District G.O. Unlimited CABS, Series B, Election of 2004 (NATL Insured), 0.00%, 8/1/39 (2)	11,755	3,948

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, Prerefunded, 5.00%, 7/1/19 (1)	1,000	1,136

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	80	80

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance (AMBAC Insured), 5.00%, 10/1/18	75	75

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/19	1,010	1,146
5.00%, 9/1/20	1,000	1,171
5.00%, 3/1/26	10,000	12,555
6.25%, 11/1/34	5,000	5,937

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

California – 6.5% – continued

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/27	$10,000	$12,395

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Academy Motion Picture Arts, 5.00%, 11/1/35	2,000	2,348

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/31	10,000	12,329
5.00%, 11/1/32	5,000	6,121

California State Various Purpose G.O. Unlimited Refunding Bonds, 4.00%, 9/1/17	24,910	26,100
4.00%, 9/1/32	3,250	3,628
4.00%, 9/1/33	7,490	8,319

California State Veterans G.O. Unlimited Refunding Bonds, Series CM (AMT), 4.00%, 12/1/32	2,165	2,298

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine LLC, 5.00%, 5/15/29	1,250	1,509

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election of 2006, 2.59%, 8/1/35 (3)	11,850	10,718

Chabot-Las Positas Community College District G.O. Unlimited CABS, Series C (AGM-CR AMBAC Insured), 0.00%, 8/1/39 (2)	1,420	443
0.00%, 8/1/40 (2)	10,000	2,959
0.00%, 8/1/41 (2)	6,775	1,906

Contra Costa Water District Revenue Refunding Bonds, Series R, 5.00%, 10/1/18	1,575	1,743

Cupertino Union School District Crossover G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/27	435	544

Desert Community College District G.O. Unlimited CABS, Series C, Election of 2004 (AGM Insured), 0.00%, 8/1/46 (2)	12,000	2,438

Long Beach Unified School District G.O. Unlimited CABS, Series D-1, 0.00%, 8/1/35 (2)	1,000	462

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

California – 6.5% – continued

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/30	$10,000	$12,326
5.00%, 8/1/31	5,000	6,142

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D, 4.00%, 12/1/40	1,750	1,864

Los Angeles Department of Airports Revenue Bonds, Series A, 5.25%, 5/15/22	5,000	5,680

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	3,000	3,156

Los Angeles G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/20	55	65

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT) (NATL Insured), 5.00%, 8/1/17	4,850	5,023

Los Angeles Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 7/1/17 (4)	10,000	10,542

Metropolitan Water District of Southern California State Revenue Bonds, Series A, 5.00%, 7/1/32	5,000	5,264

Monterey County Public Facilities Financing COPS, 5.00%, 10/1/35	1,860	2,216

Oakland Unified School District Alameda County G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/29	1,250	1,505

San Diego Unified School District G.O. Unlimited Bonds, Series G, Election of 2012, Green Bonds, 4.00%, 7/1/45	1,000	1,079

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.13%, 4/1/19 (1)	7,390	8,322

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	2,500	2,802

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

California – 6.5% – continued

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, Prerefunded, 6.00%, 7/1/18 (1)	$5,000	$5,592

University of California General Revenue Bonds, Series Q, Prerefunded, 5.25%, 5/15/17 (1)	2,500	2,650

University of California General Revenue Bonds, Series U, 5.00%, 5/15/22	5,000	5,821

University of California Limited Project Revenue Bonds, Series D (NATL Insured), Prerefunded, 5.00%, 5/15/16 (1)	1,860	1,889
		206,068

Colorado – 0.9%

Colorado State Board of Governors University Enterprise System Revenue Bonds, Series E-1 (State Higher Education Intercept Program), 5.00%, 3/1/34	2,150	2,564

Denver City & County Airport System Revenue Bonds, Series B, 5.00%, 11/15/25	3,200	3,885

Denver City & County Airport System Subordinate Revenue Bonds, Series B, 5.25%, 11/15/28	1,500	1,823
5.25%, 11/15/29	1,740	2,099

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (AGC Insured), 6.00%, 9/1/23	6,550	7,617

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL Insured State Aid Withholding), 5.50%, 12/1/22	5,000	6,292

Regional Transportation District Sales TRB, Series A, Fastracks Project (AMBAC Insured), Prerefunded, 5.00%, 11/1/16 (1)	5,000	5,130
		29,410

Connecticut – 1.3%

Connecticut State G.O. Unlimited Bonds, Series A, 5.00%, 3/15/32	10,000	11,919

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Connecticut – 1.3% – continued

Connecticut State G.O. Unlimited Bonds, Series B, 5.00%, 5/15/22	$2,000	$2,336
5.00%, 4/15/23	5,500	6,539

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/23	5,000	5,880

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Trinity Health Corp., 5.00%, 12/1/45	2,000	2,325

Connecticut State Special Tax Obligation Revenue Bonds, Series A, 5.00%, 8/1/32	3,500	4,211

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Refunding Bonds, Series B, 3.00%, 12/1/22	1,725	1,867

University of Connecticut Revenue Bonds, Series A, 5.00%, 2/15/24	5,000	6,165
		41,242

Delaware – 0.1%

Delaware State G.O. Unlimited Bonds, Unrefunded Balance, 5.00%, 7/1/23	969	1,128

Delaware State Transportation Authority System Revenue Refunding Bonds, 5.00%, 7/1/26	1,500	1,935
		3,063

District of Columbia – 1.1%

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, Prerefunded, 5.25%, 10/1/18 (1)	1,000	1,110
5.50%, 10/1/18 (1)	10,500	11,718
6.00%, 10/1/18 (1)	5,000	5,644

District of Columbia Water & Sewer Authority Public Utility Revenue Refunding Bonds, Series A, Subordinate Lien, 5.00%, 10/1/36	5,000	5,983

Metropolitan Washington Airports Authority System Revenue Bonds, Series C, 5.13%, 10/1/39	2,460	2,683

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

District of Columbia – 1.1% – continued

Metropolitan Washington Airports Authority System Revenue Bonds, Series C (AMT), 5.00%, 10/1/20	$3,000	$3,470
5.00%, 10/1/26	1,500	1,729

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/28	3,000	3,507
		35,844

Florida – 5.4%

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/28	6,185	7,354

Broward County Airport System Revenue Bonds, Series Q-1, 5.00%, 10/1/42	1,295	1,474

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,000	1,171
5.00%, 9/1/25	1,000	1,167

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,863

Broward County School Board COPS, Series A, 7/1/26 (4)	3,160	3,924

Broward County School Board Refunding COPS, Series A, 7/1/28 (4)	2,265	2,764

Florida State Board of Public Education Capital Outlay G.O. Unlimited Bonds, Series A, 5.25%, 6/1/28	11,135	12,280

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 3.00%, 6/1/26	3,115	3,382

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/1/24	3,000	3,765

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series D, 5.00%, 6/1/17	10,000	10,509

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Florida – 5.4% – continued

Florida State Department of Transportation G.O. Unlimited Bonds, Right of Way, 5.25%, 7/1/37	$12,475	$13,282

Florida State Department of Transportation G.O. Unlimited Refunding Bonds, Right of Way, 5.00%, 7/1/24	5,000	6,285

Florida State Ports Financing Commission Revenue Refunding Bonds, Series B (AMT), State Transportation Trust Fund, 5.38%, 10/1/29	3,395	4,008

Florida State Turnpike Authority Revenue Bonds, Series B, 5.00%, 7/1/22	3,000	3,638

Florida State Turnpike Authority Revenue Refunding Bonds, Series A, Department of Transportation, 5.00%, 7/1/24	5,000	6,138

Greater Orlando Aviation Authority Airport Facilities Revenue Refunding Bonds, Series A (AMT) (AGM Insured), 5.00%, 10/1/16	400	409

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,827

Hillsborough County Aviation Authority Revenue Refunding Bonds, Series A (AMT), Tampa International Airport (NATL Insured), 5.00%, 10/1/23	4,245	4,331

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/1/44	4,000	4,605

Lee County School Board Refunding COPS, 5.00%, 8/1/22	800	961
5.00%, 8/1/23	1,125	1,368

Miami Beach Redevelopment Agency Tax Increment Tax Allocation Refunding Bonds, City Center (AGM Insured), 5.00%, 2/1/31	2,250	2,650

Miami Beach Stormwater Revenue Bonds, 5.00%, 9/1/41	2,500	2,865

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/27	1,320	1,550
5.00%, 10/1/32	3,890	4,457

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Florida – 5.4% – continued

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/37	$650	$760

Miami-Dade County School Board COPS, Series A, 5.00%, 5/1/32	5,000	5,644

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/20	3,000	3,544
5.25%, 10/1/22	2,500	3,079

Orange County School Board Refunding COPS, Series C, 5.00%, 8/1/31	5,000	6,007

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, 5.00%, 10/1/31	5,000	5,819

Reedy Creek Improvement District G.O. Limited Bonds, Series A, 5.25%, 6/1/29	5,000	6,033
5.25%, 6/1/30	5,000	6,008

South Florida Water Management District Refunding COPS, 5.00%, 10/1/33	5,000	6,046

South Miami Health Facilities Authority Revenue Bonds, Baptist Health South Florida Group, 5.00%, 8/15/42	9,630	9,998

Tampa Health System Revenue Bonds, Series A, Baycare, 11/15/46 (4)	3,500	3,645

Tohopekaliga Water Authority Utility System Revenue Refunding Bonds, 10/1/33 (4)	4,000	4,421
		171,031

Georgia – 1.1%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, Prerefunded, 5.50%, 1/1/19 (1)	10,000	11,252

Georgia State G.O. Unlimited Bonds, Series A, Tranche 2, 5.00%, 2/1/26	5,000	6,359

Gwinnett County School District G.O. Unlimited Refunding Bonds, 5.00%, 2/1/31	10,000	12,417

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Georgia – 1.1% – continued

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.00%, 7/1/60	$2,500	$2,797
5.50%, 7/1/60	2,500	2,902
		35,727

Hawaii – 1.3%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	1,000	1,160

Hawaii State G.O. Unlimited Refunding Bonds, Series EF, 5.00%, 11/1/21	5,500	6,606

Hawaii State G.O. Unlimited Refunding Bonds, Series EP, 5.00%, 8/1/26	10,000	12,442

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A, First Bond Resolution, 5.00%, 7/1/27	3,310	4,126

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A, First Bond Resolution (NATL Insured), Prerefunded, 5.00%, 7/1/16 (1)	3,000	3,033

Honolulu City & County Wastewater System Revenue Refunding Bonds, Senior Series B, First Bond Resolution, 5.00%, 7/1/27	10,000	12,464
		39,831

Illinois – 2.4%

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,843

Chicago Midway Airport Revenue Refunding Bonds, Series A (AMT), Second Lien, 5.50%, 1/1/30	2,025	2,354

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B, 5.00%, 1/1/29	5,000	5,964

Illinois State Build Sales TRB, 5.00%, 6/15/19	5,000	5,601

Illinois State Build Sales TRB, Series B, Unrefunded Balance, 5.00%, 6/15/24	1,515	1,684

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Illinois – 2.4% – continued

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	$2,500	$2,791

Illinois State Finance Authority Revenue Refunding Bonds, Series A, OSF Healthcare System, 5.00%, 11/15/35	1,500	1,719
4.13%, 11/15/37	7,500	7,762

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL-IBC FGIC Insured), Prerefunded, 5.25%, 2/1/17 (1)	1,830	1,900

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	7,000	7,402

Illinois State Tax Supported Sports Facilities Authority Revenue Refunding Bonds (AGM Insured), 5.25%, 6/15/30	5,500	6,274

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series D, 5.00%, 1/1/24	5,000	6,136

Kendall Kane & Will Counties Community Unit School District No. 308 G.O. Unlimited Bonds, Series A, 5.00%, 2/1/29	2,000	2,243

Sangamon County School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 5.00%, 2/1/23	5,965	7,032

Will County Community High School District No. 210 Lincoln-Way G.O. Unlimited Refunding Bonds, Series A, 5.00%, 1/1/28	3,500	3,994

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,922

Winnebago County Public Safety Sales Tax G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/30/24	6,040	7,259
		75,880

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Indiana – 0.8%

Brownsburg 1999 School Building Corp. First Mortgage Revenue Refunding & Improvement Bonds (State Intercept Program), 2/5/27 (4)	$1,290	$1,468

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/31	5,750	6,740
5.25%, 10/1/38	2,980	3,503

Indiana State Finance Authority Hospital Revenue Refunding Bonds, Series A, University Health Obligated Group, 5.00%, 12/1/25	3,855	4,862
5.00%, 12/1/40	5,000	5,779

Merrillville Multi School Building Corp. First Mortgage Revenue Bonds (State Aid Withholding), 5.25%, 7/15/26	1,000	1,073

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 7/10/21	1,500	1,678
5.50%, 1/10/24	1,135	1,336
		26,439

Kansas – 0.2%

Kansas State Development Finance Authority Revenue Refunding Bonds, Series D-2, Kansas State University Housing Projects, 5.00%, 4/1/23	3,110	3,732

Wichita Water and Sewer Utility Revenue Bonds, Series C, 3.00%, 10/1/30	1,085	1,113
		4,845

Kentucky – 0.7%

Kentucky State Property & Buildings Commission Revenues Refunding Bonds, Series B, Project no. 112, 5.00%, 11/1/27	10,000	12,208

Kentucky State Turnpike Authority Economic Development Road Revenue Refunding Bonds, Series A, 5.00%, 7/1/27 (4)	5,305	6,555

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	3,000	3,500
		22,263

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Louisiana – 0.5%

Ernest N Morial-New Orleans Exhibit Hall Authority Special Tax Refunding Bonds, 5.00%, 7/15/22	$5,290	$6,351

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/15/24	2,825	3,464

Louisiana State Highway Improvement Revenue Bonds, Series A, 5.00%, 6/15/30	5,390	6,535
		16,350

Maryland – 2.9%

Anne Arundel County Consolidated General Improvement G.O. Limited Bonds, 5.00%, 4/1/27	5,805	7,312

Baltimore Wastewater Project Revenue Refunding Bonds, Series D, 5.00%, 7/1/24	5,425	6,722

Howard County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/25	11,035	14,115

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.25%, 12/15/17	9,880	10,649
5.00%, 2/1/24	6,800	8,395

Maryland State Department of Transportation Consolidated Revenue Bonds, Third Issue, 4.00%, 12/15/25	5,000	5,852
3.00%, 12/15/30	1,500	1,539

Maryland State G.O. Unlimited Bonds, First Series B, Prerefunded, 4.50%, 3/15/19 (1)	5,000	5,523

Maryland State G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/24	10,000	12,190
5.00%, 8/1/26	2,750	3,329

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, The John Hopkins Health System, 5.00%, 5/15/37	1,000	1,186

Maryland State Water Quality Financing Administration Bay Restoration Fund Revenue Bonds, 3.00%, 3/1/29	6,725	6,920

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Maryland – 2.9% – continued

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 4.00%, 7/1/31	$2,000	$2,167

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/1/26	1,000	1,261

Montgomery County Revenue Bonds, Series 2016, Trinity Health Corp., 5.00%, 12/1/45	2,000	2,360

University System of Maryland Auxiliary Facility & Tuition Revenue Bonds, Series A, 3.00%, 4/1/35	2,920	2,979
		92,499

Massachusetts – 5.5%

Massachusetts Bay Transportation Authority Assessment Revenue Bonds, Series A, Prerefunded, 5.25%, 7/1/18 (1)	145	160

Massachusetts Bay Transportation Authority Assessment Revenue Bonds, Series A, Unrefunded Balance, 5.25%, 7/1/34	355	388

Massachusetts Bay Transportation Authority Sales Tax Revenue Refunding Bonds, Senior Series B, 5.00%, 7/1/29	10,000	12,388

Massachusetts School Building Authority Sales Tax Revenue Refunding Bonds, Series A (AMBAC Insured), Prerefunded, 5.00%, 8/15/17 (1)	4,980	5,273

Massachusetts School Building Authority Sales Tax Revenue Refunding Bonds, Series A (AMBAC Insured), Unrefunded Balance, 5.00%, 8/15/37	20	21

Massachusetts School Building Authority Sales Tax Revenue Refunding Bonds, Series C, 5.00%, 8/15/37	10,000	11,920

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series A, 5.00%, 7/1/24	2,400	3,017

Massachusetts State College Building Authority Revenue Refunding Bonds, Series B (XLCA Insured State Appropriation Intercept Program), 5.50%, 5/1/39	5,000	6,633

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Massachusetts – 5.5% – continued

Massachusetts State Development Finance Agency Revenue Bonds, Series B-1, Harvard University, 5.00%, 10/15/28	$10,000	$11,634

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System, 5.00%, 7/1/30	4,250	5,229

Massachusetts State G.O. Limited Bonds, Series A, 5.00%, 4/1/29	5,000	5,813

Massachusetts State G.O. Limited Bonds, Series C, Consolidated Loan, 3.38%, 10/1/35	4,000	4,074

Massachusetts State G.O. Limited Bonds, Series D, Consolidated Loan, 5.00%, 10/1/23	10,000	11,999

Massachusetts State G.O. Limited Bonds, Series E, 3.00%, 12/1/27	2,500	2,587

Massachusetts State G.O. Limited Bonds, Series F, 5.00%, 11/1/26	5,820	7,160

Massachusetts State G.O. Limited Refunding Bonds, Series A, 5.00%, 7/1/28	20,000	25,365
5.00%, 7/1/29	5,000	6,189

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.25%, 8/1/21	2,500	3,027

Massachusetts State G.O. Limited Refunding Bonds, Series B (AGM Insured), 5.25%, 9/1/25	3,500	4,565

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series A, Harvard University, 5.50%, 11/15/36	5,000	5,604

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare, 5.25%, 7/1/29	5,000	5,656

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series K, Massachusetts Institute of Technology, 5.50%, 7/1/22	1,250	1,572

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Massachusetts – 5.5% – continued

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series M, TUFTS University, 5.25%, 2/15/26	$1,250	$1,601

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Harvard University, 6.25%, 4/1/20	1,000	1,207

Massachusetts State School Building Authority Sales TRB, Series A, 5.00%, 11/15/38	2,870	3,421

Massachusetts State Special Obligation Revenue Bonds, Series A, Consolidated Loan (AGM Insured), 5.50%, 6/1/18	500	551
5.50%, 6/1/21	500	607

Massachusetts State Variable G.O. Limited Refunding Bonds, Series C, 0.52%, 2/1/17 (5)	10,000	10,001

Massachusetts State Water Resources Authority General Revenue Bonds, Series J (AGM Insured), 5.50%, 8/1/22	3,300	4,141

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B, 5.00%, 8/1/26	5,000	5,825

Massachusetts State Water Resources Authority Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 7/15/19	1,110	1,198

Newton G.O. Limited Refunding Bonds, Municipal Purpose Loan, 5.00%, 1/15/29	2,720	3,447
		172,273

Michigan – 2.3%

Battle Creek School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/27	1,540	1,860

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.00%, 10/15/27	10,000	11,603

Michigan State Environment Program G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/1/23	5,000	6,238

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Michigan – 2.3% – continued

Michigan State Finance Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.00%, 10/1/25	$3,970	$4,839

Michigan State Finance Authority Revenue Bonds, Beaumont Health Credit Group, 4.00%, 11/1/46	5,000	5,084

Michigan State Finance Authority Revenue Refunding Bonds, Series 2016, Trinity Health Corp., 5.00%, 12/1/45	2,000	2,312

Michigan State Hospital Finance Authority Revenue Bonds, Ascension Health Credit Group, 5.00%, 11/15/21	5,000	5,687

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Ascension Health, 2.00%, 5/30/18 (6)	2,905	2,969

Michigan State Hospital Finance Authority Variable Revenue Bonds, Ascension Health Credit Group, 5.00%, 11/15/27	2,500	3,087

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund, Unrefunded Balance, 4.75%, 10/1/23	345	346

University of Michigan Revenue Refunding Bonds, 5.00%, 4/1/28	1,500	1,904
5.00%, 4/1/36	10,000	12,170

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/34	3,400	3,958

Wayne County Airport Authority Revenue Bonds, Series D (AGM Insured), 5.00%, 12/1/32	9,690	11,377
		73,434

Minnesota – 0.6%

Chaska Independent School District No. 112 Building G.O. Unlimited Bonds, Series A (School District Credit Program), 5.00%, 2/1/25	2,865	3,615

Hennepin County G.O. Unlimited Bonds, Series A, 5.00%, 12/1/25	3,515	4,327

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Minnesota – 0.6% – continued

Minneapolis-Saint Paul Metropolitan Airports Commission Revenue Refunding Bonds, Senior Series B (AMT), 5.00%, 1/1/22	$2,500	$2,765

Minnesota State G.O. Unlimited Bonds, Series A, Prerefunded, Escrowed to Maturity, 5.00%, 10/1/20	75	87

Minnesota State Municipal Power Agency Electric Revenue Refunding Bonds, Series A, 5.00%, 10/1/29	1,000	1,201

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 8/1/22 (1)	245	300

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, Unrefunded Balance, 5.00%, 8/1/23	5,300	6,493
		18,788

Missouri – 1.5%

Kansas City Sanitation Sewer System Revenue Refunding Bonds, Series A, 4.00%, 1/1/40	3,000	3,203

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 5.00%, 5/1/31	2,200	2,701
5.00%, 5/1/38	5,880	7,020

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series B, 5.00%, 1/1/27	5,250	6,625

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds, Prerefunded, 5.00%, 1/1/20 (1)	5	6

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds, Prerefunded, Escrowed to Maturity, 5.00%, 7/1/23	125	156

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds, Unrefunded Balance, 5.00%, 1/1/22	5,055	5,787

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Missouri – 1.5% – continued
5.00%, 7/1/23	$3,495	$4,351

Missouri State Health & Educational Facilities Authority Revenue Bonds, Mercy Health, 4.00%, 11/15/42	2,500	2,591

Springfield Public Utility Revenue Refunding Bonds, 5.00%, 8/1/23	10,000	12,325

Wentzville School District No. R-4 G.O. Unlimited Refunding CABS, Missouri Direct Deposit Program (State Aid Direct Deposit Program), 3/1/27 (4)	2,100	1,550
		46,315

Nebraska – 0.7%

Lancaster County School District No. 1 G.O. Unlimited Refunding Bonds, 5.00%, 1/15/27	3,760	4,729

Nebraska State Public Power District General Revenue Bonds, Series B, 5.00%, 1/1/23	1,000	1,217

Omaha Public Power District Electric Revenue Bonds, Series B, 5.00%, 2/1/34	3,000	3,490

Omaha Public Power District Electric System Revenue Refunding Bonds, Series C, 5.00%, 2/1/39	4,235	4,952
5.00%, 2/1/43	5,000	5,821
		20,209

Nevada – 0.7%

Clark County G.O. Limited Tax Bank Bonds, 5.00%, 6/1/38	2,500	2,692

Clark County School District Building G.O. Limited Refunding Bonds, Series C, 5.00%, 6/15/28	2,500	3,087

Clark County School District G.O. Limited Bonds, Series D, 5.00%, 6/15/28	3,045	3,760

Nevada State Capital Improvement & Cultural Affairs G.O. Limited Bonds, Series C, Prerefunded, 5.00%, 6/1/18 (1)	8,000	8,719

Washoe County Highway Motor Vehicle Fuel TRB, 4.75%, 2/1/21	3,400	3,731
		21,989

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

New Hampshire – 0.2%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, 5.25%, 6/1/39	$5,000	$5,638

New Jersey – 0.7%

New Jersey State EDA Revenue Refunding Bonds, Series II, School Facilities Construction, 5.00%, 3/1/27	3,290	3,526

New Jersey State EDA Revenue Refunding Bonds, Series XX, 5.00%, 6/15/20	2,500	2,712

New Jersey State Turnpike Authority Revenue Bonds, Series E, 5.00%, 1/1/33	5,000	5,878

New Jersey State Turnpike Authority Revenue Refunding Bonds, Series A, 5.00%, 1/1/31	6,835	8,233

Ocean County G.O. Unlimited Refunding Bonds, Series A, 4.00%, 8/1/23	1,000	1,175
		21,524

New Mexico – 0.2%

New Mexico State Finance Authority Revenue Bonds, Series C, 5.00%, 6/1/23	2,770	3,292

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Presbyterian Healthcare Services, 5.00%, 8/1/28	1,250	1,523
5.00%, 8/1/44	1,500	1,729
		6,544

New York – 14.8%

Long Island Power Authority Electric System Revenue Bonds, Series A, Prerefunded, 6.25%, 4/1/19 (1)	5,000	5,782

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, 5.00%, 11/15/34	5,000	5,691

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Refunding Bonds, Series A, 5.25%, 11/15/32	10,000	12,615

Metropolitan Transportation Authority Revenue Bonds, Series B-4, 5.00%, 11/15/19 (6)	1,175	1,334

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

New York – 14.8% – continued

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	$5,000	$5,918

Metropolitan Transportation Authority Revenue Refunding Bonds, Series A2, Green Bond, 5.00%, 11/15/25	10,000	12,587

Metropolitan Transportation Authority Revenue Refunding Bonds, Series D, 5.00%, 11/15/23	5,000	5,342
5.00%, 11/15/24	5,000	5,337

Metropolitan Transportation Authority Revenue Refunding Bonds, Series D-1, 5.00%, 11/15/30	1,745	2,125

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries C-1, 5.25%, 11/15/28	5,000	6,305

New York City Housing Development Corp. Multifamily Housing Revenue Refunding Bonds, Series B, Sustainable Neighborhood (FNMA Insured), 2.95%, 2/1/26 (6)	4,000	4,140

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/31	5,000	6,086
5.00%, 6/15/39	8,000	9,441

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Revenue Bonds, Series GG-1, 5.00%, 6/15/39	5,000	5,577

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Revenue Refunding Bonds, Subseries CC, 4.00%, 6/15/38	3,000	3,281

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-1 (State Aid Withholding), 3.00%, 7/15/17	6,725	6,925
4.00%, 7/15/40	5,000	5,373

New York City Transitional Finance Authority Building Aid Revenue Bonds, Subseries S-1A (State Aid Withholding), 5.00%, 7/15/26	10,000	11,884

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,771

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

New York – 14.8% – continued

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E-1, 5.00%, 2/1/23	$10,380	$12,753

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	1,000	1,198

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2016, 5.00%, 8/1/32	20,220	24,554
5.00%, 2/1/33	2,995	3,590
5.00%, 8/1/34	11,240	13,524
5.00%, 8/1/35	10,000	11,959
5.00%, 8/1/37	8,500	10,095
5.00%, 2/1/41	10,000	11,658

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series A-1, 5.00%, 11/1/21	5,000	5,742

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series B, 5.00%, 2/1/22	2,000	2,370

New York City Transitional Finance Authority Subordinate Revenue Bonds, Subseries B-1, 5.00%, 11/1/32	2,500	3,049

New York G.O. Unlimited Bonds, Series D, 5.00%, 8/1/23	5,000	6,191

New York G.O. Unlimited Bonds, Series E, 5.00%, 8/1/16	4,895	4,969

New York G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	5	5

New York G.O. Unlimited Bonds, Subseries C1, Fiscal 2008, Prerefunded, 5.00%, 10/1/17 (1)	760	809

New York G.O. Unlimited Bonds, Subseries C1, Fiscal 2008, Unrefunded Balance, 5.00%, 10/1/22	4,240	4,518

New York G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/29	5,000	6,180

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

New York – 14.8% – continued

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (AGC State Aid Withholding), 5.25%, 10/1/23	$5,000	$5,656

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, Education (AMBAC Insured), 5.50%, 3/15/30	7,040	9,734

New York State Dormitory Authority Personal Income Taxable Revenue Refunding Bonds, Series E, 5.00%, 3/15/32	6,035	7,315

New York State Dormitory Authority Personal Income TRB, Series A-2014, Unrefunded Balance, 5.00%, 2/15/39	1,930	2,134

New York State Dormitory Authority Personal Income TRB, Series B, Education, 5.75%, 3/15/36	16,000	18,220

New York State Dormitory Authority Personal Income TRB, Series B, Group C, 5.00%, 2/15/38	2,000	2,342

New York State Dormitory Authority Sales Tax Supported Debt Revenue Bonds, Series A, 5.00%, 3/15/44	2,425	2,820

New York State Dormitory Authority Sales TRB, Series A, 5.00%, 3/15/27	10,000	12,096

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Revolving Funds, 5.00%, 6/15/36	5,000	5,803

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series C, Municipal Water Finance Revolving Funds, 5.00%, 6/15/25	2,185	2,194

New York State Environmental Facilities Corp. Personal Income TRB, Series A, 5.25%, 12/15/26	10,000	11,155

New York State Environmental Facilities Corp. Revenue Bonds, Series 2010, Master State Revolving Funds, 5.00%, 5/15/23	2,000	2,483

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

New York – 14.8% – continued

New York State Environmental Facilities Corp. Revenue Refunding Bonds, State Revolving Funds Green Bond, 5.00%, 9/15/20	$1,035	$1,212

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series C (NATL-IBC Insured), 5.50%, 4/1/17	3,635	3,731

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM-CR Insured), 5.00%, 4/1/21	7,505	8,593

New York State Mortgage Agency Homeowner Mortgage Revenue Refunding Bonds, Series 195, 3.00%, 10/1/31	1,300	1,311

New York State Thruway Authority Revenue Refunding Bonds, 5.00%, 1/1/28	10,000	12,182

New York State Thruway Authority Transportation Personal Income TRB, Series A, Prerefunded, 5.25%, 9/15/17 (1)	5,000	5,330

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/22	10,000	12,036
5.00%, 3/15/25	20,000	25,200

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, Service Contract, 5.38%, 1/1/22	1,850	2,079

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 185 (AMT), 5.00%, 9/1/26	1,130	1,359

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 194, 5.00%, 10/15/29	6,000	7,447
5.00%, 10/15/31	10,000	12,291
5.00%, 10/15/35	5,970	7,179

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/27	10,000	12,516
5.00%, 10/15/28	5,000	6,222

Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, 5.00%, 11/15/27	1,330	1,661

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

New York – 14.8% – continued

Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series A, 5.00%, 11/15/31	$2,000	$2,473

Utility Debt Securitization Authority Revenue Refunding Bonds, Restructuring Bonds, 5.00%, 12/15/32	7,890	9,749

Utility Debt Securitization Authority Revenue Refunding Bonds, Series A, Restructuring Bonds, 12/15/34 (4)	10,000	12,327
		468,528

North Carolina – 1.8%

Charlotte COPS, Series B, 3.00%, 6/1/22	10,330	10,596

Charlotte G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/27	3,500	4,317

East Carolina University Revenue Bonds, Series A, 3.00%, 10/1/31	3,000	3,044
4.00%, 10/1/45	2,500	2,666

North Carolina State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/24	10,000	12,689

North Carolina State Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series C, 5.00%, 1/1/29	10,000	12,248

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 5/1/21	5,000	5,824

Union County G.O. Unlimited Refunding Bonds, 5.00%, 9/1/23	4,700	5,884
		57,268

Ohio – 1.2%

Northeast Ohio Regional Sewer District Revenue Refunding Bonds, 5.00%, 11/15/39	2,000	2,338

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/15/16	4,000	4,083

Ohio State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/15/24	5,000	6,332

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Ohio – 1.2% – continued
5.00%, 9/1/25	$2,325	$2,969
5.00%, 9/1/26	2,000	2,576

Ohio State G.O. Unlimited Refunding Bonds, Series A, Common Schools, 5.00%, 9/15/24	3,290	4,150

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/22	5,000	6,099
5.00%, 8/1/25	2,250	2,869

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/22	2,500	3,049

University of Cincinnati Receipts Revenue Bonds, Series G (NATL Insured), 5.00%, 6/1/28	2,075	2,217
		36,682

Oklahoma – 0.2%

University of Oklahoma General Revenue Bonds, Series C, 5.00%, 7/1/32	5,000	5,967

Oregon – 0.9%

Oregon State Board of Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/23	4,480	5,221

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, 5.00%, 11/15/22	6,485	8,014

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 11/15/20	10,000	10,702

Portland Community College District G.O. Unlimited Bonds, 5.00%, 6/15/21	2,560	3,046

Washington County School District No. 48J Beaverton G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/21	1,575	1,874
		28,857

Pennsylvania – 1.0%

Delaware County Authority Villanova University Revenue Bonds, 4.00%, 8/1/45	2,000	2,118
5.00%, 8/1/45	3,320	3,848

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Pennsylvania – 1.0% – continued

Lehigh County IDA Revenue Refunding Bonds, Series A, PPL Electric Utilities Corp., 0.90%, 9/1/17 (6)	$2,000	$1,999

Lower Merion School District G.O. Limited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 9/1/23	2,240	2,794
3.00%, 9/1/28	1,455	1,539

Montgomery County G.O. Unlimited Refunding Bonds, 5.00%, 3/1/22	915	1,108

Neshaminy School Disaster G.O. Limited Bonds, Series B (State Aid Withholding), 5.00%, 11/1/34	9,540	11,128

Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue Refunding Bonds, Series A (AMBAC Insured), 5.00%, 12/1/19	5,075	5,228
		29,762

Rhode Island – 0.4%

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series A, Consolidated Capital Development Loan, Prerefunded, 5.50%, 8/1/21 (1)	5,000	6,117

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series B, Consolidated Capital Development Loan, 5.00%, 10/15/27	2,630	3,120

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 5.00%, 8/1/21	1,000	1,189

Rhode Island State Clean Water Finance Agency Pollution Control Subordinated Revenue Refunding Bonds, Subseries A, 5.00%, 10/1/21	2,880	3,389
		13,815

South Carolina – 1.0%

Charleston County Capital Improvement Transportation Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 11/1/23	2,500	3,012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

South Carolina – 1.0% – continued

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	$4,960	$6,126

Richland County School District No. 1 G.O. Unlimited Bonds (SCSDE Insured), 5.00%, 3/1/17	8,200	8,530

Scago Educational Facilities Corp. Cherokee School District No. 1 Revenue Refunding Bonds, 5.00%, 12/1/25	500	610

South Carolina State Public Service Authority Revenue Bonds, Series A, Prerefunded, 5.50%, 1/1/19 (1)	12,000	13,499
		31,777

Tennessee – 1.6%

Metropolitan Government of Nashville & Davidson County G.O. Unlimited and Improvement Bonds, Series C, 5.00%, 7/1/21	10,025	11,963
5.00%, 7/1/26	10,000	12,647
5.00%, 7/1/28	10,000	12,464

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding & Improvement Bonds, Series A, Unrefunded Balance, 5.00%, 7/1/24	4,600	5,333

Tennessee State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/26	5,000	6,334

Tennessee State Housing Development Agency Revenue Bonds, Series 1A (AMT), Home Ownership Program, 3.75%, 1/1/19	445	468
4.05%, 7/1/20	450	489
4.13%, 7/1/21	1,580	1,722
		51,420

Texas – 8.4%

Brownsville Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/22	100	120

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/28	5,000	6,194

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Texas – 8.4% – continued

Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 12/1/32	$5,000	$6,110

Dallas Independent School District Variable G.O. Limited Bonds, Maintenance Tax Notes, 1.50%, 8/15/18 (6)	6,000	6,065

Dallas Waterworks & Sewer System Revenue Refunding Bonds, Series A, 5.00%, 10/1/27	5,000	6,287

Denton Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/29	5,045	6,186

Garland Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/24	10,000	11,733

Harris County Road G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/27	10,000	12,545

Houston Combined Utility System Revenue Refunding Bonds, Series B, First Lien, 5.00%, 11/15/36	5,000	6,020

Houston Combined Utility System Revenue Refunding Bonds, Series C, First Lien, 5.00%, 5/15/23	3,390	4,163

Houston G.O. Limited Refunding Bonds, Series A, 3/1/27 (4)	3,500	4,339

Houston Higher Education Finance Corp. Revenue Bonds, Series B, Rice University Project, Prerefunded, 4.50%, 11/15/17 (1)	2,500	2,652

Houston Independent School District G.O. Limited Refunding Bonds, Series A (PSF-Gtd.), 2/15/18 (4)	10,940	11,790

Houston Independent Schoolhouse District G.O. Limited Bonds (PSF-Gtd.), 5.00%, 2/15/25	10,000	10,377

Houston Utility System Revenue Refunding Bonds, Series B, First Lien, 5.25%, 11/15/33	20,000	25,081

Humble Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/29	10,000	10,350

Humble Independent School District Building G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 5.25%, 2/15/23	5,000	6,224

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Texas – 8.4% – continued

Laredo G.O. Limited Bonds, Certificates of Obligation (NATL Insured), Prerefunded, 5.00%, 2/15/17 (1)	$6,965	$7,229

Laredo G.O. Limited Refunding Bonds, 5.00%, 2/15/27	2,785	3,472

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, 5.50%, 5/15/19 (1)	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, 5.50%, 5/15/19 (1)	80	91

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-1, Prerefunded, 5.50%, 5/15/19 (1)	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Prerefunded, 5.50%, 5/15/19 (1)	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Unrefunded Balance, 5.50%, 5/15/33	1,905	2,129

North East Texas Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/1/25	6,925	8,842
5.00%, 8/1/26	10,445	13,258

North Texas Tollway Authority System Revenue Refunding Bonds, Series B, Second Tier, 5.00%, 1/1/31	5,000	5,822

Pearland Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.25%, 2/15/32	10,000	12,562

Round Rock Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 8/1/36	3,155	3,767

San Antonio Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/25	10,000	12,663

San Antonio Independent School District Variable G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 2.00%, 8/1/17 (6)	10,000	10,113

San Antonio Water Variable Revenue Refunding Bonds, Series A, Junior Lien, 5.00%, 5/15/32	5,000	6,107

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Texas – 8.4% – continued

Texas State A&M University Financing System Revenue Bonds, Series D, 5.00%, 5/15/27	$5,000	$6,108

Texas State Transportation Commission G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/23	70	87

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, First Tier, 5.00%, 10/1/25	1,175	1,502

Texas State Water Development Board Revenue Bonds, Series A, 5.00%, 10/15/29	10,000	12,440
5.00%, 10/15/31	10,000	12,301

University of Texas Permanent University Fund Revenue Bonds, Series A, 5.00%, 7/1/33	5,000	6,082

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.00%, 7/1/25	2,000	2,502

University of Texas Revenue Bonds, Series B, Green Bonds, 2.50%, 8/15/36 (5)	3,000	3,064
		266,395

Utah – 0.5%

North Davis County Sewer District Revenue Bonds, 5.00%, 3/1/23	2,265	2,783

Utah State G.O. Unlimited Bonds, 5.00%, 7/1/23	5,000	6,090

Utah State G.O. Unlimited Refunding Bonds, 5.00%, 7/1/25	5,000	6,376
		15,249

Vermont – 0.1%

Vermont State G.O. Unlimited Bonds, Series B, 5.00%, 8/15/22	1,425	1,752

Virginia – 1.3%

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 4.00%, 10/1/27	7,500	8,880

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Virginia – 1.3% – continued

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 10/1/24	$5,360	$6,837

Hampton Roads Sanitation District Wastewater Revenue Refunding Bonds, Series A, 5.00%, 7/1/27	3,465	4,296

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/22	1,360	1,641

Richmond G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 3/1/24	5,000	6,125

Upper Occoquan Sewage Authority Regional Revenue Refunding Bonds, 5.00%, 7/1/28	5,000	6,299

Virginia State G.O. Unlimited Bonds, Series A, 5.00%, 6/1/19	1,000	1,130

Virginia State Public School Authority Special Obligation Prince William Revenue Bonds (State Aid Withholding), 5.00%, 8/1/17	4,925	5,212

Virginia State Resources Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.50%, 10/1/22	1,000	1,263
		41,683

Washington – 2.8%

Port of Seattle Revenue Refunding Bonds, Series C (AMT), Intermediate Lien, 5.00%, 2/1/18	1,000	1,076

Washington State G.O. Unlimited Bonds, Series C, 5.00%, 2/1/33	4,900	5,962

Washington State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/25	11,900	15,085
5.00%, 7/1/33	9,675	11,756

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A, 5.00%, 7/1/22	5,000	6,077

Washington State G.O. Unlimited Refunding Bonds, Series R-2015-C, 5.00%, 7/1/23	10,000	12,361
5.00%, 7/1/31	5,000	6,038

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.9% – continued

Washington – 2.8% – continued

Washington State G.O. Unlimited Refunding Bonds, Series R-2015D, 5.00%, 7/1/28	$10,000	$12,271

Washington State G.O. Unlimited Refunding Bonds, Series R-2015E, 5.00%, 7/1/30	5,000	6,077

Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 5.25%, 10/1/39	4,000	4,447

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	3,000	3,498

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Refunding Bonds, Series R, 5.00%, 7/1/33	2,560	3,110
		87,758

Wisconsin – 0.8%

Wisconsin State G.O. Unlimited Refunding Bonds, 5.00%, 5/1/25	4,000	5,095

Wisconsin State G.O. Unlimited Refunding Bonds, Series 4, 5.00%, 5/1/26	10,350	12,995

Wisconsin State Health & EDA Home Ownership Revenue Bonds, Series B, 9/1/30 (4)	5,000	5,046

Wisconsin State Transportation Revenue Bonds, Series A, 5.00%, 7/1/31	2,500	3,025
		26,161
Total Municipal Bonds
(Cost $2,391,318)		2,494,552

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 13.2%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (7)(8)	417,912,659	$417,913
Total Investment Companies
(Cost $417,913)		417,913

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 9.2%

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 11/1/16	$10,000	$10,266

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, 5.50%, 8/15/16	2,500	2,548

California State Health Facilities Financing Authority Revenue Refunding Bonds, Lucile Packard Stanford Hospital, 3.00%, 8/15/16	3,300	3,330

Colorado State Education Loan Program TRANS, Series B, 2.00%, 6/29/16	60,000	60,268

Connecticut State G.O. Unlimited Bonds, 5.00%, 8/1/16	2,500	2,537

Connecticut State G.O. Unlimited Refunding Bonds, Series A, Economic Recovery Notes, 0.65%, 1/1/17 (5)	10,210	10,211

Cypress-Fairbanks Independent School District Building G.O. Unlimited Bonds, Series B-1 (PSF-Gtd.), 2.00%, 8/15/16 (6)	5,000	5,029

District of Columbia Income Tax Secured Adjustable Revenue Refunding Bonds, Sifma Index, 0.52%, 12/1/16 (5)	5,000	4,997

Idaho State G.O. Unlimited TANS, 2.00%, 6/30/16	15,000	15,057

Massachusetts State G.O. Limited RANS, Series B, 2.00%, 5/25/16	50,000	50,134

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.00%, 8/1/16	4,865	4,939

Massachusetts State Health & Educational Facilities Authority Variable Revenue Bonds, Series Y, Harvard University Issue, 0.44%, 4/8/16 (6)	10,000	10,000

Massachusetts State School Building Authority Sales TRB, Series B, 5.00%, 1/15/17	11,100	11,486

Metropolitan Transportation Authority Revenue BANS, Subseries B1-G, 1.00%, 8/1/16	50,000	50,079

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 8/1/16	10,000	10,153

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 9.2% – continued

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2016, 4.00%, 2/1/17	$10,000	$10,288

Ocean County G.O. Unlimited Refunding Bonds, Series A, 3.00%, 8/1/16	8,180	8,251

Round Rock Independent School District Variable G.O. Unlimited Bonds (PSF-Gtd.), 1.50%, 8/1/16 (6)	10,000	10,041

Texas State PFA G.O. Unlimited Refunding Bonds, 5.00%, 10/1/16	3,780	3,866

Tri-County Metropolitan Transportation District Revenue Refunding Bonds, Series B, 3.00%, 9/1/16	4,015	4,058

Washington State G.O. Unlimited Refunding Bonds, Series R-2011-A, 5.00%, 1/1/17	1,840	1,901
Total Short-Term Investments
(Cost $289,484)		289,439

Total Investments – 101.3%
(Cost $3,098,715)		3,201,904

Liabilities less Other Assets – (1.3)%		(41,419)
NET ASSETS – 100.0%		$3,160,485

(1)	Maturity date represents the prerefunded date.
(2)	Zero coupon bond.
(3)	Step coupon bond. Rate as of March 31, 2016 is disclosed.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(5)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(6)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the puttable date.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	20.0%
AA	51.4
A	9.8
A1+ (Short Term)	3.9
A1 (Short Term)	1.6
BBB	0.1
Not Rated	0.2
Cash Equivalent	13.0

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	13.1%
General	14.3
General Obligation	25.5
Higher Education	5.2
School District	8.2
Transportation	9.3
Water	9.0
All other sectors less than 5%	15.4

Total	100.0%

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$2,494,552	$–	$2,494,552
Investment Companies	417,913	–	–	417,913
Short-Term Investments	–	289,439	–	289,439
Total Investments	$417,913	$2,783,991	$–	$3,201,904

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual

BANS – Bond Anticipation Notes

BHAC – Berkshire Hathaway Assurance Corporation

CABS – Capital Appreciation Bonds

COPS – Certificates of Participation

CR – Custody Receipt

CWA – Clean Water Act

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Corporation

FNMA – Federal National Mortgage Association

G.O. – General Obligation

Gtd. – Guaranteed

IBC – Insured Bond Certificates

IDA – Individual Development Accounts

MBIA – Municipal Bonds Insurance Association

NATL – National Public Finance Guarantee Corporation

PFA – Public Finance Authority

PSF – Permanent School Fund

Q-SBLF – Qualified School Bond Loan Fund

RANS – Revenue Anticipation Notes

SCSDE – South Carolina School District Enhancement

TANS – Tax Anticipation Notes

TRANS – Tax Revenue Anticipation Notes

TRB – Tax Revenue Bonds

XLCA – XL Capital Assurance

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4%

Alabama – 0.1%

Birmingham Capital Improvement G.O. Unlimited Refunding Bonds, Series A (AMBAC Insured), Prerefunded, 4.50%, 12/1/16 (1)	$365	$374

Birmingham G.O. Unlimited Refunding Bonds, Series A (NATL Insured), Forward Refunding, 5.00%, 10/1/16 (1)	500	512
		886

Arizona – 3.2%

Chandler G.O. Limited Refunding Bonds, 4.00%, 7/1/21	4,000	4,566

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 4.00%, 7/1/16	1,000	1,009

Maricopa County School District No. 3 Tempe Elementary G.O. Unlimited Bonds, Series C, 2.00%, 7/1/18	5,000	5,130

Maricopa County Unified School District No. 11 Peoria G.O. Unlimited Bonds, School Improvement Project, 5.00%, 7/1/16	4,250	4,297

Maricopa County Unified School District No. 4 Mesa G.O. Limited Refunding Bonds, 4.00%, 7/1/19	2,000	2,194

Maricopa County Unified School District No. 93 Cave Creek G.O. Unlimited Bonds, Series A, School Improvement Project 2014 (BAM Insured), 4.00%, 7/1/17	1,190	1,236

Maricopa County Union High School District No. 216 Agua Fria G.O. Limited Refunding Bonds, 4.00%, 7/1/16	770	777

Phoenix Civic Improvement Corp. Transportation Excise TRB, 4.00%, 7/1/16	3,500	3,531

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Series B, Junior Lien, 5.00%, 7/1/21	5,000	5,961

Phoenix Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 7/1/16	275	278

Pima County Regional Transportation Fund Excise TRB, 5.00%, 6/1/17	800	840

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Arizona – 3.2% – continued

Pima County Street & Highway Revenue Bonds, 4.50%, 7/1/17	$150	$157

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007, 2.00%, 7/1/16	425	427

Pinal County Obligation Revenue Bonds, 5.00%, 8/1/21	2,505	2,959

Scottsdale G.O. Limited Refunding Bonds, 3.00%, 7/1/22	2,000	2,205

Tempe G.O. Unlimited Bonds, Series A, 2.00%, 7/1/17	250	254

Tucson Water System Revenue Bonds, 5.00%, 7/1/16	1,275	1,290
		37,111

California – 8.1%

Bay Area Toll Bridge Authority Variable Revenue Bonds, Series B, 1.50%, 4/2/18 (2)	1,000	1,011

California State Department of Water Resources Center Valley Project Revenue Refunding Bonds, Series AS, 5.00%, 12/1/21	9,000	10,922

California State Department of Water Resources Power Supply Revenue Bonds, Series L, 5.00%, 5/1/16	200	201

California State Department of Water Resources Power Supply Revenue Refunding Bonds, Series O, 5.00%, 5/1/21	7,175	8,551

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/21	4,000	4,783

California State Health Facilities Financing Authority Variable Revenue Refunding Bonds, St. Joseph Health System, 5.00%, 10/18/22 (2)	2,500	3,035

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/18	10,000	11,039

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 11/1/20	8,000	9,409
5.00%, 12/1/21	5,000	6,023

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

California – 8.1% – continued

Desert Sands Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/22	$1,000	$1,227

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/22	2,590	3,182

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/22	2,900	3,563
5.00%, 8/1/23	1,000	1,252

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 5.00%, 7/1/19	5,000	5,662

Sacramento Regional County Sanitation Districts Financing Authority Revenue Bonds (NATL Insured), Prerefunded, 5.00%, 6/1/16 (1)	500	504

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.13%, 4/1/19 (1)	5,000	5,630

San Francisco Bay Area Toll Bridge Authority Variable Revenue Bonds, Series C3, 1.45%, 8/1/17 (2)	6,725	6,769

San Francisco City & County Road Repaving & Street Safety G.O. Unlimited Bonds, Series C, 5.00%, 6/15/18	1,385	1,516

San Jose Evergreen Community College District G.O. Unlimited Refunding Bonds, 5.00%, 9/1/22	4,000	4,923

San Juan Unified School District G.O. Unlimited Bonds, Series B, Election of 2012, 3.00%, 8/1/21	2,215	2,421

Vallecitos Water District Water & Wastewater Enterprise Revenue Refunding Bonds, 5.00%, 7/1/22	1,500	1,839
		93,462

Colorado – 1.5%

Cherry Creek School District No. 5 G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 12/15/16	2,870	2,962

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Colorado – 1.5% – continued

Colorado State Refunding COPS, Series A, UCDHSC Fitzsimons Academic Projects, 5.00%, 11/1/17	$1,875	$2,001

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (AGC Insured), 6.00%, 9/1/21	5,000	5,834

El Paso County School District No. 20 G.O. Unlimited Refunding Bonds (State Aid Withholding), 4.00%, 12/15/16	400	409

Metro Wastewater Reclamation District Sewer Revenue Bonds, Series A, 5.00%, 4/1/16	285	285

Pueblo Board of Waterworks Revenue Refunding Bonds, 3.00%, 11/1/16	825	837

Regional Transportation District Transit Vehicles COPS, Series A (AMBAC Insured), 5.00%, 12/1/16	1,590	1,637

Summit County School District No. Re-1 Summit G.O. Unlimited Refunding Bonds (State Aid Withholding), 1.50%, 12/1/16	1,000	1,006

Weld County School District No. 6 Greeley G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 3.00%, 12/1/16	2,600	2,641
		17,612

Connecticut – 2.9%

Connecticut State G.O. Unlimited Bonds, Series A, GAAP Conversion, 5.00%, 10/15/20	8,000	9,276

Connecticut State G.O. Unlimited Bonds, Series F, 5.00%, 11/15/23	3,900	4,751

Connecticut State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 5/1/17	5,520	5,777

Connecticut State G.O. Unlimited Refunding Bonds, Series H, 5.00%, 11/15/20	2,500	2,904

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Yale University, 0.80%, 7/26/17 (2)	2,000	2,001

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Connecticut – 2.9% – continued

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 9/1/21	$4,425	$5,243

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Refunding Bonds, Series 1, Second Lien, 5.00%, 2/1/17	2,500	2,591

Hartford G.O. Unlimited Bonds (AMBAC Insured), Prerefunded, 5.00%, 7/15/16 (1)	600	608

University of Connecticut Revenue Bonds, Series A, 3.70%, 4/1/16	100	100
		33,251

Delaware – 0.3%

New Castle County G.O. Unlimited Refunding Bonds, 5.00%, 10/1/18	3,445	3,811

Florida – 4.2%

Clay County Infrastructure Sales Surtax Revenue Bonds (AGC Insured), 5.25%, 10/1/17	4,600	4,877

Florida State Board of Public Education Capital Outlay 2006 G.O. Unlimited Bonds, Series A, 5.00%, 6/1/16	405	408

Florida State Board of Public Education Capital Outlay 2008 G.O. Unlimited Bonds, Series B, 4.00%, 6/1/16	100	101

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/16	100	101
5.00%, 6/1/23	3,845	4,754

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/20	5,000	5,796

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/1/17	10,100	10,614

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, Escrowed to Maturity, 5.00%, 7/1/16	5,000	5,056

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Florida – 4.2% – continued

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.00%, 10/1/16	$4,000	$4,087

JEA Electric System Revenue Bonds, Series Three A, 5.00%, 10/1/17	940	1,001

JEA Electric System Revenue Refunding Bonds, Series B, 2.00%, 10/1/16	2,800	2,820

Lee County School Board COPS, Series A (AGM Insured), 4.20%, 8/1/16	250	253

Miami-Dade County Educational Facilities Authority Revenue Bonds, Series A, University of Miami, Prerefunded, 5.25%, 4/1/16 (1)	100	100

Palm Beach County Public Improvement Revenue Bonds, Series 2, 5.00%, 11/1/16	600	616

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series A, 5.00%, 10/1/16	1,500	1,534

Sarasota County Infrastructure Sales Surtax Revenue Refunding Bonds, 5.00%, 10/1/21	1,000	1,194

Seminole County Water & Sewer Revenue Bonds (AMBAC Insured), Prerefunded, 5.00%, 10/1/16 (1)	150	153

Seminole County Water & Sewer Revenue Refunding Bonds, Series B, 5.00%, 10/1/16	4,745	4,853

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, 5.00%, 10/1/16	225	230
		48,548

Georgia – 2.6%

Atlanta & Fulton County Recreation Authority Revenue Refunding & Park Improvement Bonds, Series A, 5.00%, 12/1/19	380	433

Cherokee County School System G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 8/1/20	2,160	2,513

Cherokee County School System G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 8/1/20	1,000	1,163
5.00%, 8/1/21	3,285	3,914

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Georgia – 2.6% – continued

Clayton County Water Authority & Sewage Revenue Refunding Bonds, 4.00%, 5/1/16	$500	$502

DeKalb County Water & Sewerage Revenue Refunding Bonds, Second Resolution, 5.00%, 10/1/20	1,250	1,463

Forsyth County School District G.O. Unlimited Bonds, 5.00%, 2/1/19	1,000	1,117
5.00%, 2/1/20	1,000	1,152

Fulton County Facilities Corp. COPS, Public Purpose Project, 5.00%, 11/1/16	2,280	2,335
5.00%, 11/1/18	2,505	2,748

Georgia State G.O. Unlimited Bonds, Series D, 5.00%, 5/1/16	150	151

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 6/1/18	5,000	5,439

Henry County School District G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/19	5,270	5,965

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series B, Third Indenture, 5.00%, 7/1/17	750	791
		29,686

Hawaii – 2.7%

Hawaii G.O. Unlimited Refunding Bonds, Series EZ, 5.00%, 10/1/23	8,000	9,914

Hawaii State G.O. Unlimited Bonds, Series DZ, Prerefunded, Escrowed to Maturity, 5.00%, 12/1/16	10	10

Hawaii State G.O. Unlimited Bonds, Series DZ, Unrefunded Balance, 5.00%, 12/1/16	390	402

Hawaii State G.O. Unlimited Bonds, Series EH, 5.00%, 8/1/19	3,810	4,317

Hawaii State G.O. Unlimited Refunding Bonds, Series EA, 5.00%, 12/1/16	2,800	2,884

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Hawaii – 2.7% – continued

Hawaii State G.O. Unlimited Refunding Bonds, Series EF, 5.00%, 11/1/21	$5,000	$6,005

Honolulu City & County Board of Water Supply System Revenue Bonds, Series A (NATL Insured), Prerefunded, 4.00%, 7/1/16 (1)	350	353

Honolulu City & County G.O. Unlimited Bonds, Series A, 5.00%, 4/1/16	130	130

Honolulu City & County G.O. Unlimited Bonds, Series A , Prerefunded (AGM Insured), Escrowed to Maturity, 5.25%, 7/1/16	100	101

Honolulu City & County G.O. Unlimited Bonds, Series A, Unrefunded Balance (AGM Insured), 5.25%, 7/1/16	50	51

Honolulu City & County G.O. Unlimited Refunding Bonds, Series C, 5.00%, 10/1/21	5,000	5,992

Honolulu City & County Wastewater System Revenue Bonds, Junior Series A, Second Bond Resolution (AGM Insured), 5.00%, 7/1/16	650	657
		30,816

Idaho – 0.3%

Blaine County G.O. Unlimited Bonds, Series A (AGC Insured), Prerefunded, 4.10%, 8/1/17 (1)	695	727

Canyon County School District No. 134 Middleton G.O. Unlimited Refunding Bonds (Idaho Sales Tax Guaranty Insured), 5.00%, 9/15/20	1,045	1,212

Twin Falls County School District No. 411 G.O. Unlimited Refunding Bonds, Series C (Idaho Sales Tax Guaranty Insured), 5.00%, 9/15/17	1,945	2,065
		4,004

Illinois – 3.1%

Cook County Community College District No. 504 Triton G.O. Unlimited Bonds, Alternative Revenue Source, 5.00%, 6/1/22	1,150	1,384

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Illinois – 3.1% – continued

Cook County Community High School District No. 228 Bremen G.O. Limited Bonds, Series B, 5.00%, 12/1/17	$1,500	$1,595

Cook County School District No. 144 Prairie Hills G.O. Limited Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 12/1/20 (1)	500	589

DuPage County Community High School District No. 108 G.O. Unlimited Refunding Bonds, 4.00%, 1/1/19	1,000	1,077

Evanston G.O. Unlimited Refunding Bonds, Series B, 2.00%, 12/1/16	1,000	1,010

Illinois State Build Sales TRB, 5.00%, 6/15/16	3,500	3,534

Illinois State Finance Authority Clean Water Initiative Revenue Bonds, 5.00%, 7/1/17	1,025	1,080
5.00%, 7/1/19	5,440	6,128

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL Insured), Prerefunded, 5.25%, 2/1/17 (1)	300	311

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series A, 5.00%, 12/1/19	3,500	3,983

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A-1 (AGM Insured), Prerefunded, 5.00%, 7/1/16 (1)	520	526

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A-2 (AGM Insured), Prerefunded, 5.00%, 7/1/16 (1)	1,155	1,168

Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series B, 5.00%, 12/1/17	3,000	3,208
5.00%, 12/1/18	1,000	1,105

Sangamon County School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 4.00%, 2/1/19	1,330	1,432
5.00%, 2/1/21	6,260	7,188

Tinley Park G.O. Unlimited Bonds, 4.00%, 12/1/17	470	493

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Illinois – 3.1% – continued

Will County G.O. Unlimited Refunding Bonds, 3.00%, 11/15/16	$200	$203
		36,014

Indiana – 0.6%

Hamilton South Eastern Consolidated School Building Corp. First Mortgage Revenue Bonds, Series B (AGM Insured State Aid Withholding), Prerefunded, 5.00%, 7/15/17 (1)	700	739

Indiana Finance Authority Water Utility Revenue Bonds, Second Lien, Citizens Energy Group, 2.95%, 10/1/22	1,750	1,856

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series A, 5.00%, 1/1/21	1,490	1,747

Sunman Dearborn Intermediate School Building Corp. First Mortgage Revenue Refunding Bonds (State Intercept Program), 3.00%, 7/15/17	900	923
4.00%, 1/15/18	1,335	1,404
		6,669

Iowa – 0.0%

Des Moines Capital Loan Notes G.O. Unlimited Refunding Bonds, Series H, 5.00%, 6/1/16	495	499

Kansas – 1.0%

Butler County Unified School District No. 385 Andover G.O. Unlimited Refunding Bonds, 2.00%, 9/1/16	1,050	1,056

Johnson County Internal Improvement G.O. Unlimited Bonds, Series A, 5.00%, 9/1/16	655	668
5.00%, 9/1/21	835	1,003

Johnson County Unified School District No. 229 G.O. Unlimited Refunding Bonds, Series B, 2.00%, 10/1/16	5,095	5,135

Wichita G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/18	2,230	2,452

Wichita Sales Tax G.O. Unlimited Bonds, Series D, 3.00%, 10/1/16	1,035	1,048
		11,362

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Kentucky – 1.0%

Kentucky State Economic Development Finance Authority Revenue Bonds, Series B, Catholic Health Initiatives, 2.70%, 11/10/21 (2)	$1,500	$1,559

Kentucky State Property & Buildings Commission Revenues Refunding Bonds, Series B, Project no. 112, 5.00%, 11/1/24	4,400	5,346

Kentucky State Turnpike Authority Economic Development Road Revenue Bonds, Series A, Revitalization Projects, 5.00%, 7/1/18	4,500	4,909

Louisville & Jefferson County Metropolitan Government Board of Waterworks Revenue Refunding Bonds, Series A, 5.00%, 11/15/16	275	283
		12,097

Louisiana – 0.2%

Louisiana State Gasoline & Fuels Tax Revenue Refunding Bonds, Series A-1, 5.00%, 5/1/16	550	552

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series E, Subordinate Lien, Baton Rouge Road, 5.00%, 8/1/20	1,535	1,769
		2,321

Maine – 0.0%

Maine State Municipal Bond Bank Revenue Bonds, Series C, 4.25%, 11/1/16	125	128

Maryland – 7.4%

Anne Arundel County Consolidated General Improvements G.O. Limited Bonds, 5.00%, 4/1/18	2,915	3,161

Anne Arundel County Consolidated Water & Sewer G.O. Limited Refunding Bonds, 4.00%, 4/1/16	250	250

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 8/1/19	5,000	5,679

Baltimore County Consolidated Public Improvements G.O. Unlimited Refunding Bonds, 5.00%, 8/1/22	6,410	7,874

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Maryland – 7.4% – continued

Baltimore County Metropolitan District 77th Issue G.O. Unlimited Bonds, 5.00%, 8/1/23	$1,395	$1,744

Baltimore County Public Improvement G.O. Unlimited Bonds, 5.00%, 2/1/19	5,000	5,583

Baltimore Wastewater Projects Revenue Bonds, Series C, 5.00%, 7/1/21	1,330	1,578

Baltimore Water Project Revenue Bonds, Series A, 5.00%, 7/1/20	1,000	1,159

Charles County Commissioners G.O. Unlimited Bonds, 4.00%, 11/1/16	1,070	1,092

Charles County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 7/15/17	1,470	1,553
5.00%, 10/1/20	1,935	2,275
5.00%, 10/1/21	2,035	2,452

Frederick County Public Facilities G.O. Unlimited Bonds, Unrefunded Balance, 5.00%, 6/1/16	125	126

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Prerefunded, Escrowed to Maturity, 4.00%, 8/1/20	235	264

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Unrefunded Balance, 4.00%, 8/1/20	4,985	5,606

Howard County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/19	3,735	4,177

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series, Prerefunded, 5.00%, 3/15/17 (1)	150	156

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/16	15,000	15,230

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, First Series C, 5.00%, 8/1/20	5,000	5,848

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, Second Series, 4.50%, 8/1/20	3,000	3,444

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Maryland – 7.4% – continued

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, Series C, 5.00%, 11/1/16	$1,710	$1,756

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.00%, 2/1/22	10,000	12,135

Maryland State G.O. Unlimited Refunding Bonds, Series 2-C, 5.00%, 8/1/21	1,350	1,620

University System of Maryland Auxiliary Facility & Tuition Revenue Bonds, Series D, 4.00%, 4/1/17	225	233

University System of Maryland Auxiliary Facility & Tuition Revenue Refunding Bonds, Series A, 5.00%, 4/1/16	150	150

University System of Maryland Auxiliary Facility & Tuition Revenue Refunding Bonds, Series D, 4.00%, 4/1/16	150	150

Washington Consolidated Public Improvement Suburban Sanitary District G.O. Unlimited Bonds, Second Series, 5.00%, 6/1/17	300	315
		85,610

Massachusetts – 1.1%

Boston G.O. Unlimited Bonds, Series A (State Aid Withholding), Prerefunded, 5.00%, 3/1/17 (1)	100	104

Falmouth G.O. Limited Bonds, Series A, 3.00%, 7/15/16	1,210	1,219

Massachusetts School Building Authority Sales TRB, Series A (AMBAC Insured), Escrowed to Maturity, 5.00%, 8/15/17	600	635

Massachusetts State G.O. Limited Bonds, Series A, Consolidated Loan, 5.00%, 8/1/16	310	315
5.00%, 4/1/19	3,500	3,924

Massachusetts State G.O. Limited Bonds, Series D, Consolidated Loan, 4.00%, 8/1/17	350	366

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.00%, 8/1/18	4,200	4,611
5.00%, 8/1/19	1,000	1,133

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Massachusetts – 1.1% – continued

Massachusetts State Water Pollution Abatement Trust Revenue Refunding Bonds, Pool Program, 5.00%, 8/1/16	$540	$548
		12,855

Michigan – 1.7%

Allendale Public School District Building & Site G.O. Unlimited Bonds, Series A (AGM Q-SBLF Insured), Prerefunded, 5.25%, 5/1/17 (1)	250	262

Coopersville Area Public Schools Building & Site G.O. Unlimited Bonds (AGM Q-SBLF Insured), Prerefunded, 4.50%, 5/1/16 (1)	750	753

Eaton Rapids Public Schools G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/20	800	916

Kentwood Public Schools G.O. Unlimited Refunding Bonds, 4.00%, 5/1/18	2,340	2,487

Marshall Public School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 4.00%, 5/1/16	535	537

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.00%, 10/15/17	1,100	1,172

Michigan State Finance Authority Clean Water State Revolving Fund Revenue Refunding Bonds, 5.00%, 10/1/20	2,805	3,287

Michigan State Finance Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.00%, 10/1/16	600	614

Michigan State Finance Authority State Revolving Fund Subordinate Revenue Refunding Bonds, 5.00%, 10/1/19	2,755	3,140

Michigan State Finance Authority Unemployment Obligation Assessment Revenue Refunding Bonds, Series B, 5.00%, 7/1/22	1,850	1,895

Michigan State Municipal Bond Authority Clean Water Revolving Fund Revenue Bonds, 5.00%, 10/1/19	1,635	1,863

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Michigan – 1.7% – continued

Thornapple Kellogg School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/19	$325	$363

Utica Community Schools Building & Site G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/19	1,340	1,496

Warren Consolidated School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 4.00%, 5/1/16	350	351

Western Michigan University General Revenue Refunding Bonds, 5.00%, 11/15/19	850	966
		20,102

Minnesota – 4.3%

Buffalo Independent School District No. 877 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 3.00%, 2/1/17	825	841

Edina Independent School District No. 273 Building G.O. Unlimited Refunding Bonds, Series B (School District Credit Program), 5.00%, 2/1/18	4,310	4,648

Hastings Independent School District No. 200 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/21	1,550	1,820

Hennepin County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 12/1/21	3,000	3,630

Metropolitan Council Minneapolis-Saint Paul Metropolitan Area Wastewater G.O. Unlimited Refunding Bonds, Series E, 5.00%, 9/1/21	3,350	4,022

Minnesota State G.O. Unlimited Bonds, Prerefunded, 5.00%, 11/1/16 (1)	2,065	2,118

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/21	4,000	4,795

Minnesota State Public Facilities Authority Clean Water Revenue Bonds, Series A, Prerefunded, 5.00%, 3/1/17 (1)	2,450	2,549

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Minnesota – 4.3% – continued

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 10/1/21	$2,030	$2,442

Minnesota State Various Purpose G.O. Unlimited Bonds, Series D, 5.00%, 10/1/16	4,570	4,674

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F, 5.00%, 10/1/19	10,075	11,495

Olmsted County G.O. Unlimited Bonds, Series A, 4.00%, 2/1/21	1,545	1,750

Park Rapids Independent School District No. 309 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/17	1,385	1,434
5.00%, 2/1/20	1,410	1,611

Rochester Wastewater G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/1/19	1,810	2,021
		49,850

Mississippi – 0.0%

Mississippi State G.O. Unlimited Refunding Bonds, Series F, 4.00%, 11/1/16	200	204

Missouri – 1.3%

Columbia School District G.O. Unlimited Refunding Bonds, 5.00%, 3/1/26	3,025	3,776

Jackson County Reorganized School District No. 7 Lees Summit G.O. Unlimited Refunding Bonds, 3.00%, 3/1/18	1,365	1,422

Jackson County Special Obligation Revenue Refunding Bonds, Truman Sports Complex Project (State Appropriation City Appropriation Insured), 5.00%, 12/1/21	5,000	5,982

Kansas City Water Revenue Refunding & Improvement Bonds, Series A (BHAC Insured), 5.00%, 12/1/16	300	309

Springfield Public Utility Revenue Refunding Bonds, 5.00%, 8/1/21	3,000	3,569
		15,058

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Nebraska – 0.2%

Omaha Public Power District Electric System Revenue Refunding Bonds, Series B, 5.00%, 2/1/19	$2,000	$2,230

Nevada – 0.8%

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series C, 5.00%, 9/15/21	3,260	3,893

Nevada State G.O. Limited Bonds, Series A, 5.00%, 8/1/21	2,585	3,077

Nevada State Special Revenue Bonds, Unemployment Compensation Fund, 5.00%, 6/1/16	435	438
5.00%, 12/1/16	250	258

Washoe County School District G.O. Limited Tax Refunding Bonds, Series A, 4.00%, 6/1/19	1,825	1,997
		9,663

New Hampshire – 0.2%

New Hampshire State Municipal Bond Bank Revenue Refunding Bonds, Series A, 5.00%, 8/15/16	265	270

Portsmouth Capital Improvement Loan G.O. Unlimited Bonds, 5.00%, 6/1/21	1,590	1,895
		2,165

New Jersey – 2.5%

Elizabeth G.O. Unlimited Bonds, 2.00%, 4/1/17	1,620	1,640

Hudson County G.O. Unlimited Bonds (AGC Insured), Prerefunded, 4.25%, 9/1/16 (1)	200	203

Monmouth County G.O. Unlimited Bonds, 4.00%, 1/15/19	3,515	3,818

Monmouth County G.O. Unlimited Bonds, Series A, 4.00%, 12/1/16	225	230

New Jersey Environmental Infrastructure Trust Revenue Bonds, 5.00%, 9/1/20	2,280	2,673

New Jersey State Building Authority Revenue Bonds, Series A, Prerefunded, 5.00%, 6/15/16 (1)	500	505

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

New Jersey – 2.5% – continued

New Jersey State EDA Revenue Refunding Bonds, School Facilities Construction, Prerefunded, Escrowed To Maturity, 5.00%, 9/1/18	$7,775	$8,540

New Jersey State EDA Revenue Refunding Bonds, School Facilities Construction, Unrefunded Balance, 5.00%, 9/1/18	2,825	3,021

Somerset County G.O. Unlimited Bonds, 2.00%, 7/15/17	510	519

Union County G.O. Unlimited Bonds, Prerefunded, Escrowed to Maturity, 3.00%, 3/1/19	80	85

Union County G.O. Unlimited Bonds, Series B, Prerefunded, Escrowed to Maturity, 3.00%, 3/1/20	55	59

Union County G.O. Unlimited Bonds, Series B, Unrefunded Balance, 3.00%, 3/1/20	2,932	3,137

Union County G.O. Unlimited Bonds, Unrefunded Balance, 3.00%, 3/1/19	4,235	4,488

Union County Vocational Technology School G.O. Unlimited Bonds (School Board Resource Fund Insured), 3.00%, 3/1/18	460	480
		29,398

New Mexico – 2.1%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B, 5.00%, 7/1/21	1,675	2,003

Albuquerque General Purpose G.O. Unlimited Bonds, Series A, 4.00%, 7/1/17	5,050	5,262

New Mexico State Severance Tax Revenue Refunding Bonds, Series D, 5.00%, 7/1/17	10,000	10,542

New Mexico State Severance TRB, Series A, 5.00%, 7/1/16	350	354

New Mexico State University Revenue Refunding & Improvement Bonds, Series B, 5.00%, 4/1/18	2,615	2,832
5.00%, 4/1/19	2,710	3,032
		24,025

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

New York – 4.7%

Long Beach City School District G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 5/1/18	$4,015	$4,204

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B (NATL Insured), Prerefunded, 5.00%, 11/15/16 (1)	200	206

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.00%, 11/15/17	2,235	2,391

Metropolitan Transportation Authority Revenue Bonds, Subseries A-1, 5.00%, 11/15/18	3,540	3,921

Monroe County Industrial Development Agency School Facilities Revenue Bonds, Rochester Schools Modernization (State Aid Withholding), 5.00%, 5/1/17	705	738
5.00%, 5/1/18	1,000	1,086

New York City Transitional Finance Authority Recovery Revenue Bonds, Subseries 3B-1, 4.00%, 11/1/16	500	510

New York G.O. Unlimited Bonds, Series G, 5.00%, 8/1/19	5,000	5,655

New York G.O. Unlimited Bonds, Subseries 1, 5.00%, 8/1/17	340	359

New York G.O. Unlimited Bonds, Subseries G-1, 5.00%, 4/1/21	1,475	1,739

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, School Districts Financing Program (AGC State Aid Withholding), 5.00%, 10/1/16	1,905	1,948
5.00%, 10/1/17	2,880	3,065

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Bonds, Series A, 5.00%, 2/15/21	4,650	5,466

New York State Dormitory Authority Personal Income TRB, Series A, Education, Prerefunded, 5.00%, 3/15/17 (1)	4,800	5,002

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Subordinate Lien, 5.00%, 4/1/16	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

New York – 4.7% – continued

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series A, 4.00%, 4/1/16	$270	$270

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/24	3,000	3,731

New York State Urban Development Corp. Personal Income TRB, Series D, 5.00%, 3/15/20	2,850	3,272

New York State Urban Development Corp. Personal Income TRB, Series E, 5.00%, 3/15/21	4,750	5,595

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 3.00%, 10/15/16	5,000	5,069
		54,327

North Carolina – 0.7%

Forsyth County G.O. Unlimited Bonds, 5.00%, 5/1/20	890	1,033

New Hanover County Community College G.O. Unlimited Bonds, Series A, 5.00%, 6/1/17	1,500	1,576

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 5/1/16	150	151

Wake County G.O. Unlimited School Bonds, Series A, 5.00%, 2/1/18	5,100	5,500
		8,260

Ohio – 2.0%

Columbus G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 7/1/19	5,000	5,660

Columbus Various Purpose G.O. Limited Refunding Bonds, Series 2, 4.00%, 2/15/17	275	283

Columbus Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/15/19	2,550	2,898

Columbus Various Purpose G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 12/15/16 (1)	180	186

Cuyahoga County Sales Tax Revenue Refunding Bonds, 5.00%, 12/1/21	1,115	1,342

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Ohio – 2.0% – continued

Gallia County Local School Improvement District G.O. Unlimited Refunding Bonds (School District Credit Program), 5.00%, 11/1/20	$750	$875

Hamilton City School District Various Purpose G.O. Unlimited Refunding Bonds (School District Credit Program), 5.00%, 12/1/20	1,770	2,068

Hamilton County Metropolitan Sewer District System Revenue Improvement Bonds, Series A (NATL Insured), Prerefunded, 5.00%, 12/1/16 (1)	225	232

Hamilton County Sewer System Revenue Refunding Bonds, Series A, 5.00%, 12/1/17	1,150	1,231

Ohio State Building Authority Revenue Bonds, Series A, 4.00%, 10/1/16	250	254

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 6/15/19	5,000	5,645

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/17	380	404

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 6/1/19	2,000	2,258

Ohio State Highway Capital Improvements G.O. Unlimited Bonds, Series Q, 5.00%, 5/1/16	200	201
		23,537

Oklahoma – 0.5%

Oklahoma City G.O. Unlimited Bonds, 2.00%, 3/1/17	100	101

Tulsa G.O. Unlimited Refunding Bonds, Series A, 5/1/17 (3)	5,000	5,221
		5,322

Oregon – 2.2%

Deschutes County Admin School District No. 1 G.O. Unlimited Bonds (NATL Insured), Prerefunded, 5.00%, 6/15/17 (1)	150	158

Klamath Falls City Schools G.O. Unlimited Bonds, Series A (School Board Guaranty Program), 5.00%, 6/15/21	1,925	2,280

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Oregon – 2.2% – continued

Oregon State Board Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/17	$2,380	$2,518

Oregon State Department of Administrative Services Lottery Revenue Refunding Bonds, Series C, 5.00%, 4/1/22	2,000	2,426

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien, 4.00%, 11/15/16	200	204

Oregon State Department of Transportation Highway User TRB, Series A, Senior Lien, 5.00%, 11/15/16	3,305	3,398

Oregon State G.O. Unlimited Bonds, Series L, 5.00%, 11/1/20	1,740	2,047
5.00%, 11/1/21	905	1,089

Oregon State University System G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/20	2,020	2,360

Portland G.O. Unlimited Bonds, Series A, Public Safety Project, 5.00%, 6/15/22	1,165	1,423

Portland Water System Revenue Bonds, Series A, Second Lien (NATL Insured), Prerefunded, 4.50%, 10/1/16 (1)	400	408

Tri-County Metropolitan Transportation District Payroll Tax & Grant Receipt Revenue Bonds, 4.00%, 11/1/17	5,000	5,113

Tualatin Hills Park & Recreation District G.O. Unlimited Refunding Bonds, 5.00%, 6/1/20	1,665	1,931
		25,355

Pennsylvania – 0.6%

Delaware County Authority Villanova University Revenue Bonds (AMBAC Insured), Prerefunded, 5.00%, 8/1/16 (1)	250	254

Erie Water Authority Revenue Bonds (AGM Insured), Prerefunded, 4.65%, 6/15/16 (1)	200	201

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Pennsylvania – 0.6% – continued

Hempfield School District Lancaster County G.O. Unlimited Bonds, Series A (State Aid Withholding), 3.00%, 10/15/18	$300	$314

Pennsylvania State G.O. Unlimited Bonds, Second Series A, Prerefunded, 5.00%, 8/1/17 (1)	150	159

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series A, University of Pennsylvania, Escrowed to Maturity, 5.00%, 9/1/17	5,000	5,303

Pennsylvania State Third G.O. Unlimited Refunding Bonds (NATL Insured), 5.38%, 7/1/16	220	223

Philadelphia Water & Wastewater Revenue Bonds, Series A, 4.00%, 1/1/17	500	513

Pittsburgh School District G.O. Unlimited Bonds, Series B (AMBAC Insured State Aid Withholding), Prerefunded, 4.13%, 9/1/16 (1)	500	508
		7,475

Rhode Island – 0.2%

Rhode Island State Infrastructure Bank Water PCR Refunding Bonds, Series B, 2.00%, 10/1/16	1,890	1,904

Rhode Island State Turnpike & Bridge Authority Motor Fuel Tax Revenue Refunding Bonds, Series A, 5.00%, 10/1/17	250	266
		2,170

South Carolina – 1.8%

Anderson County School District No. 5 G.O. Unlimited Bonds (SCSDE Insured), 4.00%, 3/1/17	3,075	3,170

Clover School District No. 2 G.O. Unlimited Refunding Bonds (SCSDE Insured), 5.00%, 3/1/22	1,820	2,195

Horry County School District G.O. Unlimited Refunding Bonds (SCSDE Insured), 5.00%, 3/1/18	5,705	6,165

Lexington County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (SCSDE Insured), 5.00%, 3/1/19	2,120	2,374

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

South Carolina – 1.8% – continued

Richland County School District No. 1 G.O. Unlimited Refunding Bonds, Series C (SCSDE Insured), 5.00%, 3/1/21	$2,000	$2,363

Spartanburg County School District No. 1 G.O. Unlimited Refunding Bonds, Series D (SCSDE Insured), 5.00%, 3/1/20	2,040	2,342
5.00%, 3/1/21	2,300	2,706
		21,315

Tennessee – 0.6%

Metropolitan Government of Nashville & Davidson County Electric System Revenue Refunding Bonds, Series A, 5.00%, 5/15/22	2,505	3,039

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding Bonds, Series C, Prerefunded, 5.00%, 5/15/17 (1)	215	226

Shelby County Special School G.O. Unlimited Refunding Bonds, Series B, 4.00%, 3/1/17	100	103

Tennessee State School Bond Authority Revenue Refunding Bonds, Higher Educational Facilities Second Program (State Intercept Program), 5.00%, 11/1/21	2,125	2,551

Williamson County District School G.O. Unlimited Bonds, Series A, 5.00%, 4/1/20	1,000	1,158

Williamson County School & Public Improvement G.O. Unlimited Bonds, Prerefunded, 4.38%, 4/1/16 (1)	225	225
		7,302

Texas – 7.1%

Alvin Independent Schoolhouse District G.O. Unlimited Bonds, Series B (PSF-Gtd.), 3.00%, 8/14/17 (2)	5,000	5,145

Arlington Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 3.00%, 2/15/17	100	102

Bexar County G.O. Limited Bonds, Certificates of Obligation, Prerefunded, 5.25%, 6/15/17 (1)	250	264

Brownsville G.O. Limited Refunding Bonds, 4.00%, 2/15/18	150	159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Texas – 7.1% – continued

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series 2005-2 (PSF-Gtd.), 3.13%, 2/15/17	$7,140	$7,300

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-2 (PSF-Gtd.), 3.00%, 8/15/17 (2)	1,750	1,800

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.25%, 2/15/17	7,000	7,164

Dallas County G.O. Unlimited Refunding Bonds, 2.00%, 8/15/16	1,695	1,705

Dallas G.O. Limited Refunding Bonds, 5.00%, 2/15/21	5,000	5,892

Dallas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF-Gtd.), 5.50%, 2/15/17	10,000	10,430

Dallas Waterworks & Sewer System Revenue Refunding Bonds, Series A, 5.00%, 10/1/22	1,125	1,377

Denton G.O. Limited Refunding & Improvement Bonds, 4.00%, 2/15/17	250	257

Eagle Mountain & Saginaw Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 2.00%, 8/1/19 (2)	2,500	2,565

El Paso G.O. Limited Refunding Bonds, 5.00%, 8/15/23	3,450	4,231

Ennis Independent School District Building G.O. Unlimited Refunding Bonds (PSF-Gtd.), Prerefunded, 5.00%, 8/15/16 (1)	250	254

Fort Worth Water &Sewer Revenue Refunding Bonds, 5.00%, 2/15/17	1,120	1,163

Fort Worth Water & Sewer System Revenue Bonds, Prerefunded, 5.00%, 2/15/17 (1)	325	337

Harris County Toll Road Revenue Bonds, Series A, Senior Lien, 4.00%, 8/15/16	250	253

Houston Independent School District G.O. Limited Refunding Bonds, Series A (PSF-Gtd.), 2/15/23 (3)	2,500	3,067

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Texas – 7.1% – continued

Houston Public Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/17	$5,000	$5,197

Laredo G.O. Limited Refunding Bonds, 5.00%, 2/15/23	3,595	4,368

Lewisville Water & Sewer Revenue Refunding & Improvement Bonds, 4.00%, 2/15/17	200	206

Lone Star College System G.O. Limited Bonds, Maintenance Tax Notes, 3.25%, 9/15/16	100	101

Lufkin Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.00%, 8/15/16	225	227

Northside Texas Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 2.00%, 8/15/16	5,565	5,599
2.13%, 8/1/20 (2)	2,350	2,357

Northside Texas Independent School District Building G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/18	650	688

Pharr-San Juan-Alamo Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), Prerefunded, 5.50%, 2/1/17 (1)	200	208

Richardson G.O. Limited Refunding Bonds, 4.00%, 2/15/18	1,000	1,061

San Antonio Water System Variable Revenue Refunding Bonds, 5.00%, 5/15/17	100	105

Texas State A&M University Financing System Revenue Bonds, Series D, 5.00%, 5/15/17	345	362

Texas State Highway Improvement G.O. Unlimited Bonds, Series B, 4.00%, 4/1/16	150	150

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/18	3,620	3,999

Texas State Transportation Commission State Highway Fund Revenue Bonds, First Tier, 4.13%, 4/1/16	125	125
5.00%, 4/1/16	250	250

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Texas – 7.1% – continued

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series A, First Tier, 4.50%, 4/1/16	$100	$100

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series A, First Tier, Prerefunded, 4.75%, 4/1/16 (1)	250	250
5.00%, 4/1/16 (1)	100	100

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series B, First Tier, Prerefunded, 5.00%, 4/1/17 (1)	2,790	2,910

Texas State Transportation Commission Taxable G.O. Unlimited Bonds, Mobility Fund, Prerefunded, 5.00%, 4/1/16 (1)	100	100

West Harris County Regional Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 12/15/21	500	597

Williamson County G.O. Unlimited Refunding Bonds (NATL Insured), 5.25%, 2/15/17	100	104
		82,629

Utah – 1.1%

Box Elder County School District G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 7/15/23	1,000	1,240

Davis County School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty Program), 5.00%, 6/1/18	7,540	8,220

Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series A, 5.00%, 10/1/27	300	338
5.00%, 10/1/28	200	226

Riverton City Franchise Sales TRB (AMBAC Insured), Prerefunded, 5.00%, 6/1/17 (1)	300	315

Tooele County School District G.O. Unlimited Refunding Bonds, Series B (School Board Guaranty Program), 5.00%, 6/1/19	1,675	1,888
		12,227

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Virginia – 8.8%

Arlington County G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 2/15/18	$255	$275
5.00%, 2/15/19	3,305	3,696

Fairfax County EDA Lease Revenue Refunding Bonds, Joint Public Uses Complex Project, 5.00%, 5/15/20	6,620	7,638
5.00%, 5/15/21	6,945	8,210

Loudoun County G.O. Unlimited Bonds, Series B, 5.00%, 11/1/17	10,000	10,686

Loudoun County Public Improvement G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 4.00%, 12/1/17	1,010	1,066

Lynchburg Public Improvement G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 6/1/18	2,990	3,261

Norfolk G.O. Unlimited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/22	4,100	4,992

Virginia State College Building Authority Educational Facilities Public Higher Education Revenue Refunding Bonds, Series B (State Intercept Program), 5.00%, 9/1/23	4,290	5,319

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series D, 21st Century College (State Intercept Program), 5.00%, 2/1/23	1,285	1,576

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 5.00%, 5/15/18	3,465	3,776
5.00%, 5/15/20	8,170	9,470

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects (State Appropriation Insured), 5.00%, 5/15/17	2,725	2,859

Virginia State Public Building Authority Public Facilities Revenue Bonds, Series A, 5.00%, 8/1/22	3,505	4,268

Virginia State Public School Authority School Financing 1997 Revenue Bonds, Series B-1 (State Aid Withholding), 5.00%, 8/1/16	1,000	1,015

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Virginia – 8.8% – continued

Virginia State Public School Authority School Financing Revenue Bonds, Series C (State Aid Withholding), 5.00%, 8/1/21	$1,260	$1,506

Virginia State Public School Authority School Financing Revenue Refunding Bonds (State Aid Withholding), 5.00%, 8/1/23	10,000	12,434

Virginia State Public School Authority School Financing Revenue Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/19	10,000	11,319

Virginia State Resources Authority Clean Water Revolving Fund Revenue Refunding Bonds, 5.00%, 10/1/20	3,500	4,109

Virginia State Resources Authority Clean Water State Revolving Fund Revenue Bonds, Subordinate Series, Prerefunded, 5.00%, 10/1/17 (1)	1,750	1,861

Virginia State Resources Authority Infrastructure Revenue Bonds, Series A, Pooled Financing, 5.00%, 11/1/20	1,930	2,267

Virginia State Resources Authority Infrastructure Revenue Refunding Bonds, Series B, 4.00%, 11/1/16	395	403
		102,006

Washington – 5.9%

Energy Northwest Washington Electric Revenue Bonds, Series A, Columbia Station, Prerefunded, 5.00%, 7/1/16 (1)	390	394

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Columbia (NATL Insured), 5.25%, 7/1/17	795	841

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Columbia Generating Station, 5.00%, 7/1/18	5,000	5,471

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 1, 5.25%, 7/1/16	130	132

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 7/1/18	10,000	10,942

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Washington – 5.9% – continued

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 3 (NATL Insured), 5.25%, 7/1/16	$200	$202

Energy Northwest Washington Electric Revenue Refunding Bonds, Series C, Project No. 1, 5.00%, 7/1/16	500	506

King & Snohomish Counties School District No. 417 Northshore G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 4.00%, 12/1/18	2,500	2,703
5.00%, 12/1/20	2,000	2,345

King County Public Hospital District No. 2 G.O. Limited Refunding & Improvement Bonds, Evergreen Healthcare (NATL Insured), Prerefunded, 5.00%, 12/1/16 (1)	270	278

King County School District No. 411 Issaquah G.O. Unlimited Bonds (School Board Guaranty Program), 3.00%, 12/1/16	350	356

Lewis County Public Utility District No. 1 Cowlitz Falls Hydroelectric Project Revenue Refunding Bonds, 5.00%, 10/1/17	600	638

Seattle City Water System Revenue Refunding & Improvement Bonds, 5.00%, 5/1/22	3,340	4,050

Snohomish County School District No. 15 Edmonds G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/21	750	900

Snohomish County School District No. 332 Granite Falls G.O. Unlimited Refunding Bonds, Series A (School Board Guaranty Program), 4.00%, 12/1/19	1,000	1,098

University of Washington Revenue Refunding Bonds, Series B, 5.00%, 6/1/21	1,400	1,666

Washington Federal Highway Grant Anticipation Revenue Bonds, Series C, Senior 520 Corridor Program, 5.00%, 9/1/18	4,750	5,206

Washington State G.O. Unlimited Refunding Bonds, Series R-2011-A, 5.00%, 1/1/18	5,200	5,584

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.4% – continued

Washington – 5.9% – continued

Washington State G.O. Unlimited Refunding Bonds, Series R-2015-C, 5.00%, 7/1/20	$6,000	$6,972

Washington State Various Purpose G.O. Unlimited Bonds, Series D, 5.00%, 2/1/21	9,795	11,547

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2015, 5.00%, 7/1/21	3,000	3,572

Whatcom County School District No. 501 Bellingham G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/20	2,170	2,537
		67,940

Wisconsin – 0.8%

Central Brown County Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 11/1/20	200	233

Milwaukee G.O. Unlimited Refunding Bonds, Series N2, Promissory Notes, 3.00%, 3/15/17	360	368

PMA Levy & Aid Program Revenue Notes, Series A, 2.00%, 10/21/16	2,600	2,621

Waukesha County G.O. Unlimited Bonds, Promissory Notes, 3.00%, 4/1/16	150	150

Wisconsin State Clean Water Revenue Refunding Bonds, Series 2, 5.00%, 6/1/16	330	332

Wisconsin State G.O. Unlimited Bonds, Series A (NATL Insured), Prerefunded, 5.00%, 5/1/16 (1)	5,000	5,019

Wisconsin State G.O. Unlimited Bonds, Series C, 5.00%, 5/1/16	200	201
4.00%, 5/1/17	275	285

Wisconsin State G.O. Unlimited Bonds, Series D, Prerefunded, 5.00%, 5/1/16 (1)	225	226
		9,435
Total Municipal Bonds
(Cost $1,024,789)		1,048,737

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.3%

AIM Tax-Free Cash Reserve Portfolio	96,116	$96

Northern Institutional Funds – Tax-Exempt Portfolio, 0.01% (4)(5)	50,347,201	50,347
Total Investment Companies
(Cost $50,443)		50,443

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.0%

Bernalillo County G.O. Unlimited Refunding Bonds, 3.50%, 2/1/17	$230	$236

Breitung Township School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 3.00%, 5/1/16	690	691

Canyon County School District No. 139 Vallivue G.O. Unlimited Bonds, Series A (Idaho Sales Tax Guaranty Insured), 2.00%, 9/15/16	1,025	1,032

Clark County School District G.O. Limited Refunding Bonds, Series A, 5.50%, 6/15/16	2,000	2,021

Cranston G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/15/16	250	253

Haslett Public Schools District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 3.00%, 5/1/16	845	847

Indianapolis Local Public Improvement Bond Bank Revenue Refunding Bonds, Series D, 5.00%, 2/1/17	200	207

Johnson County Unified School District No. 512 Shawnee Mission G.O. Unlimited Refunding Bonds, Series A, 3.00%, 10/1/16	225	228

Kentucky State Asset Liability Commission Project Notes Revenue Bonds, First Series A, Federal Highway Trust Fund, 2.00%, 9/1/16	7,145	7,187

Kentucky State Property & Buildings Commission Revenues Bonds, Series A, Project no. 112, 3.00%, 2/1/17	2,690	2,744

Kitsap County School District No. 400 G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 2.00%, 12/1/16	100	101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.0% – continued

Madison G.O. Unlimited Promissory Notes, Series A, 5.00%, 10/1/16	$200	$205

Massachusetts State G.O. Limited Refunding Bonds, Series D, 5.50%, 10/1/16	250	256

Milwaukee County G.O. Unlimited Corporate Purpose Bonds, Series C, 1.50%, 10/1/16	900	904

Milwaukee G.O. Unlimited Refunding Bonds, Series B, 2.00%, 10/1/16	1,000	1,008

Missouri State Highways & Transit Commission Road Revenue Bonds, Second Lien, 5.00%, 5/1/16	570	572

Monmouth County G.O. Unlimited Bonds, 5.00%, 9/1/16	270	275

New York G.O. Unlimited Bonds, Series C, Subseries C-A, 5.00%, 8/1/16	200	203

New York State Dormitory Authority Revenue Bonds, Series C, State University Educational Facilities (AGM Insured), 5.75%, 5/15/16	250	252

New York State Dormitory Authority Supported Debt Revenue Bonds, City University Consolidated 5th General, 5.00%, 7/1/16	3,500	3,541

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 4/1/16	145	145

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AMBAC-TCRS Insured), 5.25%, 4/1/16	530	530

North East Texas Independent School District Building Variable G.O. Unlimited Bonds, Series B (PSF-Gtd.), 2.00%, 8/1/16 (2)	5,000	5,021

Northwest Parkway Public Highway Authority Capital Appreciation Senior Convertible Revenue Bonds, Series C (AGM Insured), Escrowed to Maturity, 5.35%, 6/15/16 (6)	500	505

Omaha G.O. Unlimited Refunding Bonds, Series A, 3.00%, 11/15/16	390	396

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.0% – continued

Rochester Community School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 4.00%, 5/1/16	$530	$532

Romeo Community School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 2.00%, 5/1/16	1,500	1,502

Salem-Keizer School District No. 24J G.O. Unlimited Bonds, Series A (School Board Guaranty Program), 5.00%, 6/15/16	2,500	2,524

Spartanburg County School District No. 6 G.O. Unlimited Bonds (SCSDE Insured), 3.00%, 4/1/16	3,500	3,500

Spring Branch Independent School District G.O. Limited Refunding Tax Bonds (PSF-Gtd.), 5.00%, 2/1/17	300	311

Spring Lake Park Independent School District No. 16 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 4.00%, 2/1/17	175	180

Texas State A&M University Financing System Revenue Bonds, Series D, 4.00%, 5/15/16	150	151

Tomball Independent School District Building Variable G.O. Unlimited Bonds, Series B-3 (PSF-Gtd.), 2.00%, 8/15/16 (2)	7,250	7,290

Tulsa County Independent School District No. 1 Combined Purpose G.O. Unlimited Bonds, Series B, 1.25%, 8/1/16	3,250	3,258

University of Connecticut Revenue Refunding Bonds, Series A, 5.00%, 2/15/17	485	503

Virginia State College Building Authority Educational Facilities Revenue Bonds, 21st Century College & Equipment Program, 5.00%, 2/1/17	125	130

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series D, 21st Century College & Equipment Program, 5.00%, 2/1/17	200	207

Wake County G.O. Unlimited Refunding Bonds, Series D, 4.00%, 2/1/17	300	309

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.0% – continued

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Refunding Bonds, Series R-B (AMBAC Insured), 5.00%, 1/1/17	$250	$258

West Clark School Building Corp. First Mortgage Revenue Refunding Bonds (State Intercept Program), 4.00%, 1/15/17	1,515	1,555

Wichita G.O. Unlimited Refunding Bonds, Series A, 3.00%, 9/1/16	1,965	1,986

Williamson County G.O. Limited Refunding Tax Bonds, Series A (NATL Insured), 5.00%, 2/15/17	250	259

Wisconsin State G.O. Unlimited Bonds, Series C, 5.00%, 5/1/16	4,000	4,016
Total Short-Term Investments
(Cost $57,844)		57,831

Total Investments – 99.7%
(Cost $1,133,076)		1,157,011

Other Assets less Liabilities – 0.3%		3,538
NET ASSETS – 100.0%		$1,160,549

(1)	Maturity date represents the prerefunded date.
(2)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the puttable date.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2016 is disclosed.
(6)	Step coupon bond. Rate as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	25.0%
AA	63.4
A	6.3
Not Rated	1.0
Cash Equivalent	4.3

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	15.5%
General Obligations	36.1
School District	20.3
Water	6.5
All other sectors less than 5%	21.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$1,048,737	$–	$1,048,737
Investment Companies	50,443	–	–	50,443
Short-Term Investments	–	57,831	–	57,831
Total Investments	$50,443	$1,106,568	$–	$1,157,011

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2016

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM – Assured Guaranty Municipal Corporation

AGC – Assured Guaranty Corporation

AMBAC – American Municipal Bond Assurance Corporation

BAM – Build America Mutual

BHAC – Berkshire Hathaway Assurance Corporation

COPS – Certificates of Participation

EDA – Economic Development Agency

G.O. – General Obligation

Gtd. – Guaranteed

NATL – National Public Finance Guarantee Corporation

PCR – Pollution Control Revenue

PFA – Public Finance Authority

PSF – Permanent School Fund

Q-SBLF – Qualified School Bond Loan Fund

SCSDE – South Carolina School District Enhancement

TCRS – Transferable Custodial Receipts

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5%

Alabama – 0.1%

Birmingham Convertible G.O. Unlimited CABS, Series A, 0.43%, 3/1/27 (1)	$1,000	$1,112

Arizona – 1.5%

Arizona Board of Regents University System Revenue Refunding Bonds, 5.00%, 6/1/33	2,000	2,448

Arizona State Transportation Board Highway Revenue Bonds, Series B, Prerefunded, 5.00%, 7/1/18 (2)	5,000	5,466

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	5,000	5,841

Student & Academic Services LLC Lease Revenue Bonds, Northern Arizona Capital Facilities (BAM Insured), 5.00%, 6/1/44	2,000	2,293
		16,048

California – 12.0%

Brentwood Infrastructure Financing Authority Water Revenue Bonds, Prerefunded, 5.75%, 7/1/18 (2)	1,500	1,669

California State Educational Facilities Authority Revenue Bonds, Series A, University of Southern California, 5.25%, 10/1/38	2,000	2,209

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	75	75

California State G.O. Unlimited Refunding Bonds, 5.00%, 3/1/27	1,500	1,866
5.25%, 8/1/31	5,000	6,252
5.00%, 8/1/32	5,000	6,072
5.00%, 8/1/34	10,000	12,032
6.25%, 11/1/34	2,830	3,361

California State University Systemwide Revenue Refunding Bonds, Series A, 11/1/34 (3)	2,000	2,181

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine LLC, 5.00%, 5/15/32	1,000	1,184

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

California – 12.0% – continued

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series B, Election of 2006, 1.78%, 5/1/34 (1)	$2,500	$2,592

Chabot-Las Positas Community College District G.O. Unlimited CABS, Series C (AGM-CR AMBAC Insured), 0.00%, 8/1/40 (4)	10,000	2,959
0.00%, 8/1/41 (4)	10,000	2,813

Chabot-Las Positas Community College District G.O. Unlimited CABS, Series C (AMBAC Insured), 0.00%, 8/1/45 (4)	11,800	2,716

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), Prerefunded, 5.00%, 8/1/17 (2)	1,500	1,587

Desert Community College District G.O. Unlimited CABS, Series C, Election of 2004 (AGM Insured), 0.00%, 8/1/46 (4)	12,000	2,438

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL Insured), 6.00%, 5/15/17	1,155	1,222

Long Beach Unified School District G.O. Unlimited CABS, Series D-1, 0.00%, 8/1/33 (4)	3,000	1,551

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/29	4,350	5,392
5.00%, 8/1/31	10,000	12,283

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series A, 5.00%, 7/1/31	1,445	1,755

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	3,000	3,156

Los Angeles Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 7/1/17 (3)	4,895	5,161

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, 5.00%, 1/1/34	1,000	1,121

Metropolitan Water District of Southern California State Revenue Bonds, Series A, 5.00%, 7/1/32	6,105	6,427

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

California – 12.0% – continued

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	$7,020	$7,899

Oakland Unified School District Alameda County G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/28	1,000	1,209

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,280	1,458

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (2)	5,000	5,612

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	5,000	5,603

San Francisco City & County G.O. Unlimited Refunding Bonds, Series R1, 5.00%, 6/15/23	1,600	1,997

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, 6.00%, 7/1/43	1,100	1,322

Solano County Community College District G.O. Unlimited Bonds, Series A, Election of 2012, 1.44%, 8/1/41 (1)	3,200	2,658

University of California General Revenue Bonds, Series Q, Prerefunded, 5.25%, 5/15/17 (2)	2,500	2,650

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18 (2)	7,000	7,776
		128,258

Colorado – 1.6%

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/29	3,000	3,440
5.25%, 11/15/36	5,000	5,689

Denver City & County Dedicated Tax Revenue Refunding & Improvement Bonds, Series A, 8/1/42 (3)	1,500	1,779

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Colorado – 1.6% – continued

El Paso County School District No. 12 Cheyenne Mountain G.O. Unlimited Bonds (State Aid Withholding), 5.25%, 9/15/38	$5,000	$5,975
		16,883

Connecticut – 2.0%

Connecticut State G.O. Unlimited Bonds, Series A, 4.00%, 3/15/35	10,000	10,572

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Trinity Health Corp., 5.00%, 12/1/45	1,500	1,744

Connecticut State Higher Education Supplemental Loan Authority Revenue Refunding Bonds, Series A (AMT), Senior Family Education Loan Program (NATL Insured), 4.75%, 11/15/18	510	518

Connecticut State Special Tax Obligation Revenue Bonds, Series A, 5.00%, 8/1/32	1,500	1,805
5.00%, 8/1/34	3,000	3,577

Connecticut State Taxable G.O. Unlimited Bonds, Series A, 0.65%, 9/1/16	3,450	3,454
		21,670

District of Columbia – 3.3%

District of Columbia University Revenue Bonds, Series D, Georgetown University (BHAC-CR Insured), 5.50%, 4/1/36	1,010	1,111

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, Prerefunded, 5.50%, 10/1/18 (2)	20,000	22,319

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series B, Subordinate Lien, 5.00%, 10/1/36	5,000	5,939

District of Columbia Water & Sewer Authority Public Utility Revenue Refunding Bonds, Series A, Subordinate Lien, 5.00%, 10/1/36	5,000	5,983
		35,352

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Florida – 6.8%

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/43	$5,000	$5,722

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,235	1,446
5.00%, 9/1/25	1,000	1,167

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,863

Florida State Department of Transportation G.O. Unlimited Bonds, Right of Way, 5.25%, 7/1/37	10,000	10,647

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, Prerefunded, 6.25%, 10/1/19 (2)	3,000	3,536

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,827

Miami-Dade County Aviation International Airport Revenue Bonds, Series A, 5.50%, 10/1/29	2,500	2,935

Miami-Dade County Aviation Revenue Refunding Bonds (AMT), 5.00%, 10/1/27	2,000	2,348

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/38	5,000	5,675

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series A, 5.00%, 7/1/39	4,025	4,578

Miami-Dade County Transit System Sales Surtax Revenue Bonds, 5.00%, 7/1/42	10,000	11,491

Orlando Utilities Commission Revenue Refunding Bonds, Subseries D, Escrowed to Maturity, 6.75%, 10/1/17	2,570	2,715

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, 5.00%, 10/1/31	2,500	2,909

Saint Petersburg Public Service TRB, Series A, 3.00%, 10/1/31	1,500	1,517

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Florida – 6.8% – continued

South Miami Health Facilities Authority Revenue Bonds, Baptist Health South Florida Group, 5.00%, 8/15/42	$5,000	$5,191

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, Series A, 5.00%, 10/1/36	1,750	2,112

Tampa Health System Revenue Bonds, Series A, Baycare, 11/15/46 (3)	3,000	3,124
		72,803

Georgia – 1.7%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, Prerefunded, 5.50%, 1/1/19 (2)	7,500	8,439

Georgia State Housing & Finance Authority Revenue Bonds, Series B-1, 3.80%, 12/1/40	3,500	3,595

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.00%, 7/1/60	2,500	2,797
5.50%, 7/1/60	2,500	2,902
		17,733

Hawaii – 1.3%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	4,000	4,639

Honolulu City & County G.O. Unlimited Bonds, Series D, 5.25%, 9/1/34	1,000	1,134

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A, First Bond Resolution (NATL Insured), Prerefunded, 5.00%, 7/1/16 (2)	2,000	2,022

University of Hawaii Revenue Bonds, Series A, 5.25%, 10/1/34	5,000	5,620
		13,415

Illinois – 8.0%

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,843

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Illinois – 8.0% – continued

Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, Passenger Facilities Charge, 5.00%, 1/1/23	$2,000	$2,352

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B, 5.00%, 1/1/29	1,500	1,789

Cook County Community College District No. 504 Triton G.O. Unlimited Bonds, Alternative Revenue Source, 5.00%, 6/1/35	5,000	5,878

Illinois State Finance Authority Revenue Bonds, Northwestern University, 5.00%, 12/1/28	1,500	1,946

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 6.00%, 3/1/38	4,850	5,377
5.25%, 3/1/40	2,500	2,791

Illinois State Finance Authority Revenue Bonds, Series A, DePaul University, 6.13%, 10/1/40	5,000	5,973

Illinois State Finance Authority Revenue Refunding Bonds, Series A, OSF Healthcare System, 4.00%, 11/15/33	2,000	2,069
4.13%, 11/15/37	3,785	3,917

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL Insured), Prerefunded, 5.25%, 2/1/17 (2)	5,000	5,192

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	4,750	5,023

Illinois State Tax Supported Sports Facilities Authority Revenue Refunding Bonds (AGM Insured), 5.25%, 6/15/30	1,255	1,432
5.25%, 6/15/32	5,500	6,206

Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.00%, 1/1/40	5,000	5,772

Illinois State Toll Highway Authority Revenue Bonds, Series B (BHAC-CR Insured), Prerefunded, 5.50%, 1/1/18 (2)	5,000	5,409

Illinois State Toll Highway Authority Revenue Bonds, Series B, Prerefunded, 5.50%, 1/1/18 (2)	10,500	11,360

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Illinois – 8.0% – continued

Regional Transportation Authority Revenue Bonds, Series A (AGM Insured), 5.75%, 6/1/34	$3,400	$4,539

Springfield Water Revenue Bonds, 5.50%, 3/1/32	2,300	2,484

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,922
		85,274

Indiana – 0.6%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/38	2,650	3,115

Indianapolis Gas Utility Revenue Refunding Bonds, Series B (NATL Insured), 3.50%, 6/1/18	3,280	3,456
		6,571

Kansas – 0.6%

Kansas State Department of Transportation Highway Revenue Bonds, 5.00%, 9/1/35	5,000	6,076

Kentucky – 0.2%

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	2,000	2,333

Louisiana – 0.5%

East Baton Rouge Parish Sewer Commission Revenue Bonds, Series A, Prerefunded, 5.25%, 2/1/19 (2)	5,000	5,602

Maryland – 1.2%

Baltimore County Metropolitan District 78th Issue G.O. Unlimited Bonds, 5.00%, 2/1/26	3,000	3,878

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, The John Hopkins Health System, 5.00%, 5/15/37	1,500	1,779

Maryland State Water Quality Financing Administration Bay Restoration Fund Revenue Bonds, 3.00%, 3/1/29	1,730	1,780

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Maryland – 1.2% – continued

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 4.00%, 7/1/31	$2,500	$2,709

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/1/26	1,000	1,261

Montgomery County Revenue Bonds, Series 2016, Trinity Health Corp., 5.00%, 12/1/45	1,000	1,180
		12,587

Massachusetts – 4.7%

Massachusetts Bay Transportation Authority Sales Tax Revenue Refunding Bonds, Senior Series B, 5.00%, 7/1/29	2,000	2,478

Massachusetts School Building Authority Sales Tax Revenue Refunding Bonds, Series C, 5.00%, 8/15/37	2,875	3,427

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series B, 5.25%, 7/1/33	1,900	2,584

Massachusetts State G.O. Limited Bonds, Series C, Consolidated Loan, 3.38%, 10/1/35	2,030	2,068

Massachusetts State G.O. Limited Refunding Bonds, Series A, 5.00%, 7/1/28	5,000	6,341
5.00%, 7/1/30	6,000	7,388

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Massachusetts Institute of Technology, Prerefunded, 5.00%, 7/1/17 (2)	5,000	5,271

Massachusetts State Port Authority Revenue Bonds, Series A, 5.00%, 7/1/40	2,725	3,210

Massachusetts State School Building Authority Sales TRB, Series A, 5.00%, 11/15/38	2,000	2,384

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 14, State Revolving Fund, Prerefunded, 5.00%, 8/1/19 (2)	10,000	11,351

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Massachusetts – 4.7% – continued

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries A, MWRA Program, 6.00%, 8/1/19	$3,000	$3,496
		49,998

Michigan – 4.8%

Grand Rapids Public Schools Building & Site G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 5/1/25	1,000	1,246

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I, 5.00%, 4/15/38	2,000	2,337

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.50%, 10/15/45	2,565	2,975

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.38%, 10/15/36	5,000	5,773

Michigan State Finance Authority Revenue Bonds, Beaumont Health Credit Group, 4.00%, 11/1/46	5,000	5,084

Michigan State Finance Authority Revenue Refunding Bonds, Series 2016, Trinity Health Corp., 5.00%, 12/1/45	1,500	1,734

Michigan State Finance Authority Revenue Refunding Bonds, Series H-1, 5.00%, 10/1/39	3,200	3,603

Michigan State Hospital Finance Authority Revenue Bonds, Ascension Health Credit Group, 5.00%, 11/15/21	1,665	1,894

Michigan State Housing Development Authority Revenue Bonds, 12/1/36 (3)	1,000	1,023

University of Michigan Revenue Refunding Bonds, 5.00%, 4/1/40	13,460	16,157

University of Michigan Revenue Refunding Bonds, 5.00%, 4/1/33	2,975	3,665

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	2,000	2,256

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Michigan – 4.8% – continued

Wayne County Airport Authority Revenue Refunding Bonds, Series G, 5.00%, 12/1/34	$2,625	$3,056
		50,803

Mississippi – 0.0%

Mississippi State Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	15	15

Missouri – 1.6%

Kansas City Sanitation Sewer System Revenue Refunding Bonds, Series A, 4.00%, 1/1/40	2,000	2,135

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 5.00%, 5/1/32	1,000	1,225
5.00%, 5/1/33	1,000	1,219
5.00%, 5/1/38	3,000	3,582

Missouri Joint Municipal Electric Utility Commission Power Project Revenue Refunding Bonds, Series A, 5.00%, 12/1/40	5,000	5,790

Missouri State Health & Educational Facilities Authority Revenue Bonds, Mercy Health, 4.00%, 11/15/42	2,500	2,591
		16,542

Nebraska – 1.1%

Omaha Public Power District Electric Revenue Bonds, Series A, Prerefunded, 5.50%, 2/1/18 (2)	2,500	2,715

Omaha Public Power District Electric Revenue Bonds, Series B, 5.00%, 2/1/28	5,355	6,212
5.00%, 2/1/34	2,210	2,571
		11,498

Nevada – 0.6%

Clark County Airport System Revenue Bonds, Series C, Subordinate Lien (AGM Insured), 5.00%, 7/1/26	1,670	1,865

Clark County G.O. Limited Tax Bank Bonds, 5.00%, 6/1/38	2,500	2,692

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Nevada – 0.6% – continued

Washoe County Highway Fuel TRB, 5.00%, 2/1/43	$1,750	$1,912
		6,469

New Hampshire – 1.8%

New Hampshire State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 3/1/27	5,000	6,303

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, 5.25%, 6/1/39	11,000	12,404
		18,707

New Jersey – 0.5%

New Jersey State Turnpike Authority Growth & Income Securities Revenue Bonds, Series B (AMBAC Insured), Prerefunded, 5.15%, 1/1/17 (5)	5,000	5,171

New Mexico – 0.3%

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Presbyterian Healthcare Services, 5.00%, 8/1/44	1,000	1,153

New Mexico State Mortgage Finance Authority SFM Class 1 Revenue Bonds, Series C-2 (GNMA/FNMA/FHLMC Insured), 5.00%, 9/1/26	1,885	2,011
		3,164

New York – 15.1%

Long Island Power Authority General Electric System Revenue Bonds, Series A, Prerefunded, 6.00%, 5/1/19 (2)	5,000	5,765

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A, Prerefunded, 5.50%, 11/15/18 (2)	890	998

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A, Unrefunded Balance, 5.50%, 11/15/39	9,110	10,155

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, 5.00%, 11/15/34	5,000	5,691

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

New York – 15.1% – continued

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	$5,000	$5,918

Metropolitan Transportation Authority Revenue Refunding Bonds, Series A2, Green Bond, 5.00%, 11/15/25	2,500	3,147

Metropolitan Transportation Authority Revenue Refunding Bonds, Series D-1, 5.00%, 11/15/33	3,000	3,598

New York City Housing Development Corp. Multifamily Housing Revenue Refunding Bonds, Series G-1, 3.85%, 11/1/45	2,540	2,605

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series A, Fiscal 2009, 5.75%, 6/15/40	10,000	11,048

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/39	2,000	2,360

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Revenue Refunding Bonds, Subseries CC, 4.00%, 6/15/38	2,980	3,260

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-1 (State Aid Withholding), 4.00%, 7/15/40	5,000	5,373

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,771

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2016, 5.00%, 8/1/32	5,000	6,072
5.00%, 8/1/34	5,000	6,016
5.00%, 8/1/35	5,950	7,115
5.00%, 8/1/37	3,500	4,157

New York City Transitional Finance Authority Subordinate Revenue Bonds, Subseries B-1, 5.00%, 11/1/34	500	604

New York G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/26	5	6

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

New York – 15.1% – continued

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (AGC State Aid Withholding), 5.25%, 10/1/23	$5,000	$5,656

New York State Dormitory Authority Personal Income TRB, Series B, Education, 5.75%, 3/15/36	11,980	13,642

New York State Dormitory Authority Personal Income TRB, Series B, Group C, 5.00%, 2/15/38	5,000	5,854

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Revolving Funds, 5.00%, 6/15/41	10,000	11,574

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series B, Revolving Funds Pooled Financing Program, Escrowed to Maturity, 5.50%, 4/15/35	5,000	6,963

New York State Mortgage Agency Homeowner Mortgage Revenue Refunding Bonds, Series 196 (AMT), 3.70%, 10/1/37	5,160	5,187

New York State Thruway Authority Revenue Bonds, Series J, 5.00%, 1/1/27	50	61

New York State Thruway Authority Transportation Personal Income TRB, Series A, Prerefunded, 5.25%, 9/15/17 (2)	5,000	5,330

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/39	6,950	8,187

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/28	2,500	3,111
5.00%, 10/15/29	2,000	2,476

Utility Debt Securitization Authority Revenue Refunding Bonds, Restructuring Bonds, 5.00%, 12/15/37	5,000	6,042
		160,742

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

North Carolina – 1.8%

Charlotte COPS, Series B, 3.00%, 6/1/22	$2,000	$2,052

East Carolina University Revenue Bonds, Series A, 3.00%, 10/1/31	1,615	1,639
4.00%, 10/1/45	2,500	2,666

North Carolina State Agricultural & Technical University General Revenue Refunding Bonds, Series A, 5.00%, 10/1/40	2,000	2,321

North Carolina State Eastern Municipal Power Agency System Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 1/1/18	2,655	2,918

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL-IBC Insured), Escrowed to Maturity, 6.00%, 1/1/22	6,015	7,366
		18,962

Ohio – 0.9%

Northeast Ohio Regional Sewer District Revenue Refunding Bonds, 5.00%, 11/15/39	945	1,105

Ohio State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/15/24	5,000	6,332
5.00%, 9/1/25	2,000	2,554
		9,991

Oregon – 0.4%

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	1,100	1,367

Oregon State Health & Science University Revenue Refunding Bonds, Series B, 5.00%, 7/1/38	2,035	2,427
		3,794

Pennsylvania – 1.6%

Delaware County Regional Water Quality Control Authority Sewer Revenue Bonds, 5.00%, 5/1/32	820	966
5.00%, 5/1/35	865	1,011

Lehigh County IDA Revenue Refunding Bonds, Series A, PPL Electric Utilities Corp., 0.90%, 9/1/17 (6)	1,500	1,499

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Pennsylvania – 1.6% – continued

Lower Merion School District G.O. Limited Refunding Bonds, Series B (State Aid Withholding), 3.00%, 9/1/28	$1,000	$1,058

Pennsylvania State Housing Finance Agency SFM Revenue Bonds, Series 118-B, 4.10%, 10/1/45	2,155	2,224

Pennsylvania State Turnpike Commission Revenue Bonds, Series B, 5.00%, 12/1/36	3,350	3,905
5.00%, 12/1/45	6,000	6,854
		17,517

Rhode Island – 0.3%

Rhode Island State Turnpike & Bridge Authority Motor Fuel Tax Revenue Refunding Bonds, Series A, 5.00%, 10/1/40	2,585	2,990

South Carolina – 2.2%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	5,940	7,336

South Carolina State Public Service Authority Revenue Bonds, Series A, Prerefunded, 5.50%, 1/1/19 (2)	13,000	14,624

South Carolina State Public Service Authority Revenue Refunding Bonds, Series A, 5.00%, 12/1/36	1,000	1,173
		23,133

Tennessee – 0.1%

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 2B, 3.95%, 1/1/38	1,375	1,415

Texas – 7.1%

Austin Electric Utility System Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	500	612

Clear Creek Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/31	5,000	6,064

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Texas – 7.1% – continued

Dallas Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), Prerefunded, 6.38%, 2/15/18 (2)	$5,000	$5,520

Frisco Independent School District Building G.O. Unlimited Bonds, Series A (PSF-Gtd.), 6.00%, 8/15/38	5,000	5,595

Grand Prairie Independent School District G.O. Unlimited Refunding CABS, Prerefunded, 0.00%, 8/15/18 (7)	12,505	5,794

Houston Combined Utility System Revenue Refunding Bonds, Series C, First Lien, 5.00%, 5/15/25	5,585	6,896

Houston G.O. Limited Refunding Bonds, Series A, 3/1/36 (3)	2,000	2,135

Houston Independent School District G.O. Limited Refunding Bonds, Series A (PSF-Gtd.), 2/15/18 (3)	10,000	10,777

Houston Utility System Revenue Refunding Bonds, Series B, First Lien, 5.00%, 11/15/34	5,000	6,087

Laredo G.O. Limited Refunding Bonds, 5.00%, 2/15/27	2,000	2,493

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, Prerefunded, 6.25%, 5/15/18 (2)	10,000	11,141

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds (AGM Insured), 4.00%, 5/15/40	1,000	1,057

Pearland Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.25%, 2/15/32	1,485	1,865

San Antonio Independent School District Variable G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 2.00%, 8/1/17 (6)	3,285	3,322

University of Texas Permanent University Fund Revenue Bonds, Series A, 5.00%, 7/1/33	3,285	3,996

University of Texas Revenue Bonds, Series B, Green Bonds, 2.50%, 8/15/36 (8)	2,000	2,043
		75,397

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.5% – continued

Virginia – 0.9%

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 4.00%, 10/1/27	$8,500	$10,064

Washington – 4.3%

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds, 5.00%, 12/1/37	3,000	3,542

Washington State G.O. Unlimited Bonds, Series B & AT-7, 6.40%, 6/1/17	2,765	2,858

Washington State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/33	7,500	9,113

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A, 5.00%, 7/1/24	6,415	7,718

Washington State G.O. Unlimited Refunding Bonds, Series R-2015-C, 5.00%, 7/1/31	5,000	6,038
5.00%, 7/1/32	4,595	5,517

Washington State G.O. Unlimited Refunding Bonds, Series R-2015E, 5.00%, 7/1/26	5,000	6,221

Washington State Housing Finance Commission Revenue Refunding Bonds, Single Family Program, 3.70%, 12/1/34	1,250	1,301

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	2,000	2,332

Washington State University Revenue Refunding Bonds, 5.00%, 4/1/40	1,320	1,539
		46,179
Total Municipal Bonds
(Cost $920,403)		974,268

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.9%

Northern Institutional Funds – Tax-Exempt Portfolio, 0.01% (9)(10)	62,340,059	$62,340
Total Investment Companies
(Cost $62,340)		62,340

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.2%

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 11/1/16	$3,150	$3,233

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, 5.50%, 8/15/16	2,500	2,548

Colorado State Education Loan Program TRANS, Series B, 2.00%, 6/29/16	15,000	15,067

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2016, 4.00%, 2/1/17	3,045	3,133
Total Short-Term Investments
(Cost $23,981)		23,981

Total Investments – 99.6%
(Cost $1,006,724)		1,060,589

Other Assets less Liabilities – 0.4%		4,139
NET ASSETS – 100.0%		$1,064,728

(1)	Step coupon bond. Rate as of March 31, 2016 is disclosed.
(2)	Maturity date represents the prerefunded date.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(4)	Zero coupon bond.
(5)	Step coupon bond. Rate as of March 31, 2016 is disclosed. Maturity date represents the prerefunded date.
(6)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the puttable date.
(7)	Zero coupon bond. Maturity date represents the prerefunded date.
(8)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(10)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	17.0%
AA	54.5
A	21.0
A1+ (Short Term)	1.4
BBB	0.1
Not Rated	0.1
Cash Equilvalent	5.9

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	5.9%
General	14.8
General Obligation	19.3
Higher Education	7.6
Power	7.9
School District	5.7
Transportation	9.0
Water	14.2
All other sectors less than 5%	15.6

Total	100.0%

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$974,268	$–	$974,268
Investment Companies	62,340	–	–	62,340
Short-Term Investments	–	23,981	–	23,981
Total Investments	$62,340	$998,249	$–	$1,060,589

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual

BHAC – Berkshire Hathaway Assurance Corporation

CABS – Capital Appreciation Bonds

COPS – Certificates of Participation

CR – Custody Receipt

CWA – Clean Water Act

EDA – Economic Development Authority

FGIC – Financial Guaranty Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

G.O. – General Obligation

GNMA – Government National Mortgage Association

Gtd. – Guaranteed

IBC – Insured Bond Certificates

IDA – Individual Development Authority

MBIA – Municipal Bond Insurance Association

MWRA – Massachusetts Water Resources Authority

NATL – National Public Finance Guarantee Corporation

PCR – Pollution Control Revenue

PSF – Permanent School Fund

SFM – Single Family Mortgage

TCRS – Transferable Custodial Receipts

TRANS – Tax Revenue Anticipation Notes

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2016, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation

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MARCH 31, 2016

of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2016, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Certain Funds received dividend income from investments in investment companies during the fiscal year ended March 31, 2016. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Arizona Tax-Exempt	Daily	Monthly
California Intermediate Tax-Exempt	Daily	Monthly
California Tax-Exempt	Daily	Monthly
High Yield Municipal	Daily	Monthly
Intermediate Tax-Exempt	Daily	Monthly
Short-Intermediate Tax-Exempt	Daily	Monthly
Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions

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NOTES TO THE FINANCIAL STATEMENTS continued

determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the net assets or the net asset value per share of the Funds.

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2016, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amount in thousands	MARCH 31, 2018	MARCH 31, 2019
High Yield Municipal	$23,276	$12,268

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
High Yield Municipal	$190	$ —
Tax-Exempt	5,807	489

During the tax year ended March 31, 2016, the California Tax-Exempt Fund and the Tax-Exempt Fund utilized approximately $653,000 and $5,302,000 in capital loss carryforwards, respectively.

At March 31, 2016, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED			UNREALIZED GAINS/ (LOSSES)
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$58	$495	$12	$6,592
California Intermediate Tax-Exempt	273	1,159	260	27,153
California Tax-Exempt	116	718	—	16,247
High Yield Municipal	413	—	—	35,388
Intermediate Tax-Exempt	1,169	9,156	12,671	103,054
Short-Intermediate Tax-Exempt	8	—	167	23,935
Tax-Exempt	477	1	—	53,865

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,115	$547	$ —
California Intermediate Tax-Exempt	12,158	337	861
California Tax-Exempt	4,849	121	—
High Yield Municipal	15,257	75	—
Intermediate Tax-Exempt	63,785	9,777	2,939

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MARCH 31, 2016

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Short-Intermediate Tax-Exempt	$14,955	$313	$124
Tax-Exempt	32,022	49	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$2,865	$171	$61
California Intermediate Tax-Exempt	10,476	83	—
California Tax-Exempt	4,262	21	—
High Yield Municipal	11,520	76	—
Intermediate Tax-Exempt	51,715	4,084	3,966
Short-Intermediate Tax-Exempt	18,233	—	—
Tax-Exempt	27,830	14	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2016, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2013 through March 31, 2015 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2016.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2016.

4. BANK BORROWINGS

The Trust entered into a $250,000,000 senior unsecured revolving credit facility on November 24, 2014, which was administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowed exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which was included in Other expenses on the Statements of Operations. The Credit Facility expired on November 23, 2015.

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

The Funds did not have any borrowings or incur any interest expense during the fiscal year ended March 31, 2016.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2016, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Arizona Tax-Exempt	0.43%	0.417%	0.404%	0.45%
California Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
California Tax-Exempt	0.43%	0.417%	0.404%	0.45%
High Yield Municipal	0.77%	0.747%	0.725%	0.80%
Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
Short-Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
Tax-Exempt	0.43%	0.417%	0.404%	0.45%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2016. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Arizona Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund currently invest uninvested cash in the Tax-Exempt Portfolio, a series of Northern Institutional Funds; and the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund currently invest uninvested cash in the California Municipal Money Market Fund, a series of Northern Funds (collectively, the Tax-Exempt Portfolio and California Municipal Money Market Fund, the “Portfolios”), pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to each Fund by NTI as a result of uninvested cash being invested in a Portfolio. Each Fund bears indirectly a proportionate share of the applicable Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolios’ prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Tax-Exempt Portfolio or the California Municipal Money Market Fund is 0.35 percent of

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MARCH 31, 2016

average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolios. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$—	$79,701	$—	$58,106
California Intermediate Tax-Exempt	—	396,932	—	364,892
California Tax-Exempt	—	219,630	—	188,049
High Yield Municipal	—	234,450	—	28,052
Intermediate Tax-Exempt	—	3,289,259	—	3,490,183
Short-Intermediate Tax-Exempt	—	237,594	—	496,439
Tax-Exempt	—	1,143,703	—	1,006,350

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2016, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Arizona Tax-Exempt	$6,594	$(2)	$6,592	$108,100
California Intermediate Tax-Exempt	27,558	(405)	27,153	484,525
California Tax-Exempt	16,273	(26)	16,247	182,978
High Yield Municipal	37,823	(2,435)	35,388	538,422
Intermediate Tax-Exempt	104,597	(1,543)	103,054	3,098,850
Short-Intermediate Tax-Exempt	24,249	(314)	23,935	1,133,076
Tax-Exempt	54,031	(166)	53,865	1,006,724

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	3,192	$34,640	106	$1,151	(1,545)	$(16,739)	1,753	$19,052
California Intermediate Tax-Exempt	10,854	117,928	243	2,642	(8,692)	(94,284)	2,405	26,286
California Tax-Exempt	5,549	65,949	182	2,155	(2,294)	(27,143)	3,437	40,961
High Yield Municipal	33,340	296,273	169	1,498	(7,345)	(65,182)	26,164	232,589
Intermediate Tax-Exempt	85,095	906,552	1,978	21,139	(88,455)	(942,463)	(1,382)	(14,772)
Short-Intermediate Tax-Exempt	21,231	221,733	196	2,046	(43,889)	(458,217)	(22,462)	(234,438)
Tax-Exempt	32,738	350,755	454	4,870	(15,420)	(165,257)	17,772	190,368

NORTHERN FUNDS ANNUAL REPORT	101	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	March 31, 2016

Transactions in capital shares for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	2,419	$26,280	69	$757	(1,651)	$(17,953)	837	$9,084
California Intermediate Tax-Exempt	16,238	175,896	118	1,274	(6,665)	(72,011)	9,691	105,159
California Tax-Exempt	4,316	50,497	173	2,020	(2,824)	(32,939)	1,665	19,578
High Yield Municipal	16,264	143,861	178	1,564	(7,094)	(62,541)	9,348	82,884
Intermediate Tax-Exempt	100,452	1,072,314	1,457	15,523	(35,287)	(375,528)	66,622	712,309
Short-Intermediate Tax-Exempt	40,622	426,049	159	1,668	(34,603)	(362,769)	6,178	64,948
Tax-Exempt	20,924	224,686	440	4,713	(12,889)	(137,952)	8,475	91,447

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
Arizona Tax-Exempt	Northern Institutional Funds — Tax-Exempt Portfolio	$6,069	$71,671	$70,672	$—	$—	$1	$7,068
California Intermediate Tax-Exempt	Northern Institutional Funds — California Municipal Money Market Fund	45,605	296,192	323,793	—	—	3	18,004
California Tax-Exempt	Northern Institutional Funds — California Municipal Money Market Fund	18,935	151,623	142,889	—	—	2	27,669
High Yield Municipal	Northern Institutional Funds — Tax-Exempt Portfolio	23,719	205,876	174,475	—	—	4	55,120
Intermediate Tax-Exempt	Northern Institutional Funds — Tax-Exempt Portfolio	352,377	2,056,835	1,991,299	—	—	44	417,913
Short-Intermediate Tax-Exempt	Northern Institutional Funds — Tax-Exempt Portfolio	41,572	519,519	510,744	—	—	6	50,347
Tax-Exempt	Northern Institutional Funds — Tax-Exempt Portfolio	29,929	664,510	632,099	—	—	6	62,340

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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TAX-EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 24, 2016

NORTHERN FUNDS ANNUAL REPORT	103	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2016 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS During the fiscal year ended March 31, 2016, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund – 99.91%, California Intermediate Tax-Exempt Fund – 97.31%, California Tax-Exempt Fund – 97.57%, High Yield Municipal Fund – 99.51%, Intermediate Tax-Exempt Fund – 99.94%, Short-Intermediate Tax-Exempt Fund – 100.00% and Tax-Exempt Fund – 99.85%.

CAPITAL GAIN DISTRIBUTION The following Funds made capital gain distributions in December 2015, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
20%
California Intermediate Tax-Exempt	$0.0194
Intermediate Tax-Exempt	0.0104
Short-Intermediate Tax-Exempt	0.0011

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2016:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Arizona Tax-Exempt	$12
California Intermediate Tax-Exempt	260
Intermediate Tax-Exempt	12,671
Short-Intermediate Tax-Exempt	167

TAX-EXEMPT FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2016 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2015 - 3/31/2016” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 100), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.46%	$1,000.00	$1,031.30	$2.34
Hypothetical**	0.46%	$1,000.00	$1,022.70	$2.33

CALIFORNIA INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.45%	$1,000.00	$1,030.40	$2.28
Hypothetical**	0.45%	$1,000.00	$1,022.75	$2.28

CALIFORNIA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.46%	$1,000.00	$1,036.00	$2.34
Hypothetical**	0.46%	$1,000.00	$1,022.70	$2.33

HIGH YIELD MUNICIPAL

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.80%	$1,000.00	$1,041.80	$4.08
Hypothetical**	0.80%	$1,000.00	$1,021.00	$4.04

INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.45%	$1,000.00	$1,029.60	$2.28
Hypothetical**	0.45%	$1,000.00	$1,022.75	$2.28

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	105	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES continued	MARCH 31, 2016 (UNAUDITED)

SHORT-INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.45%	$1,000.00	$1,009.00	$2.26
Hypothetical**	0.45%	$1,000.00	$1,022.75	$2.28

TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.45%	$1,000.00	$1,035.50	$2.29
Hypothetical**	0.45%	$1,000.00	$1,022.75	$2.28

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2016 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•  Executive Vice President of Fee Based Services, American Express Company from 2010 to 2016;

•  Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•  CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•  CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

NORTHERN FUNDS ANNUAL REPORT	107	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Director, Miami Corporation since November 2015;

•  Trustee of Rush University Medical Center since November 2009.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 1998	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

TAX-EXEMPT FIXED INCOME FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2016 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company from 2011 to 2014; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2015

•  Chief Compliance Officer for 50 South Capital Advisors, LLC, Alpha Core Strategies Fund, Equity Long/Short Opportunities Fund and FlexShares Trust since 2015; Chief Compliance Officer from 2007 to 2015 for Mesirow Advanced Strategies.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

NORTHERN FUNDS ANNUAL REPORT	109	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Vice President at The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President at The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

TAX-EXEMPT FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

TAX-EXEMPT FIXED INCOME FUNDS

AZ TAX-EXEMPT FUND1,3,4,5,6,7

CA INTERMEDIATE TAX-EXEMPT FUND1,3,4,5,6,7

CA TAX-EXEMPT FUND1,3,4,5,6,7

HIGH YIELD MUNICIPAL FUND1,2,3,6,7

INTERMEDIATE TAX-EXEMPT FUND1,3,6,7

SHORT-INTERMEDIATE TAX-EXEMPT FUND1,3,6,7

TAX-EXEMPT FUND1,3,6,7

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

3 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

4 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

5 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

6 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

7 Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

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TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at www.northernfunds.com or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

7	STATEMENTS OF ASSETS AND LIABILITIES

8	STATEMENTS OF OPERATIONS

9	STATEMENTS OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

15	SCHEDULES OF INVESTMENTS

15	CALIFORNIA MUNICIPAL MONEY MARKET FUND
Ticker Symbol: NOCXX

19	MONEY MARKET FUND
Ticker Symbol: NORXX

25	MUNICIPAL MONEY MARKET FUND
Ticker Symbol: NOMXX

47	U.S. GOVERNMENT MONEY MARKET FUND
Ticker Symbol: NOGXX

51	U.S. GOVERNMENT SELECT MONEY MARKET FUND
Ticker Symbol: NOSXX

54	NOTES TO THE FINANCIAL STATEMENTS

61	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

62	ADDITIONAL INFORMATION

63	TAX AND DISTRIBUTION INFORMATION

64	FUND EXPENSES

65	TRUSTEES AND OFFICERS

71	INVESTMENT CONSIDERATIONS

72	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

You could lose money by investing in the Funds. Although each of the Funds seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The California Municipal Money Market Fund offers investors returns exempt from federal and California state income taxes by investing in short-duration municipal investments. Throughout the 12-month reporting period ended March 31, 2016, Fund assets were fully invested in California municipal credits with strong credit profiles. Fund managers worked to identify California credits that represent minimal credit risk to further diversify portfolio holdings.

During the period, California was well into the recovery phase of its economic cycle and generally outpaced the national growth rate. The state exhibited strong fiscal management by proactively reducing short-term debt while building up reserves in order to help manage through volatility of revenues. These actions were key in the state receiving upgrades from all three major rating agencies during the period. The Fund’s focus during the period was to increase pure state as well as local credit exposures, with diverse revenue sources.

The Fund’s return of 0.01% for the 12 months ended March 31, 2016, compares to 0.02% for the benchmark, the iMoney Net Fund AverageTM/California State-Specific Retail category for the same period. During the period, the Fund maintained a strong liquidity position by holding a significant portion of assets under management in daily and weekly municipal variable rate demand notes, or VRDNs. Daily and weekly municipal VRDNs offer an attractive credit profile as well a liquidity option of either one day or one week. The strong liquidity position enabled the Fund to opportunistically purchase fixed-rate notes as the one-year yield curve began to steepen. Throughout the period, the Fund was positioned with approximately 90% of assets having an effective maturity of less than five business days.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	FUND INCEPTION (11/29/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
CALIFORNIA MUNICIPAL MONEY MARKET		0.01%	0.01%	0.71%	0.01%
IMONEYNET MFR AVERAGETM/CA STATE-SPECIFIC RETAIL		0.02	0.01	0.68

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2016. Performance reflects voluntary and contractual expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the 7-Day Yield for the Fund would have been -0.06% as of March 31, 2016. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2016, the maturity analysis for the California Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 71.

OVERNIGHT (ONE BUSINESS DAY)	29.7%
2 - 15 DAYS	62.2
31 - 60 DAYS	1.8
61 - 97 DAYS	5.3
181 - 270 DAYS	1.0

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Throughout the 12-month reporting period ending March 31, 2016, the U.S. Federal Reserve (the “Fed”) had prepared the markets for the likelihood that it would soon begin to normalize interest rate policy. While many market participants initially anticipated a September 2015 increase in the benchmark fed funds rate, expectations were pushed back on tightening market conditions, heightened market volatility, a stronger U.S. dollar, lower projected inflation and uncertainty surrounding any spillover for global economies from slowing Chinese growth. In October, in the wake of an apparent stabilization in market conditions and strengthening U.S. employment data, the Fed signaled that conditions were more favorable for launching the long-deferred cycle of rate hikes, and markets began to anticipate a December move. On December 16, 2015, the Fed announced a 25-basis-point increase in fed funds, its first since 2006. The only surprise decision was the Fed Reverse Repo Facility essentially became uncapped, allowing for $2T of Treasury securities to be available. The facility created a floor for rates with the Fed funds rate falling between that and interest on excess reserves.

The first quarter of 2016 saw expectations for future rate increases once again pushed back, after it was revealed that the December hike was a much closer call than expected. While financial market volatility spiked in January, short-duration markets remained relatively stable. We saw stronger liquidity and stable credit rates, as investors began putting cash to work after year end. Financial markets stabilized in February, and rates rallied after the Fed’s March meeting due to the dovish tone. In the short end of the credit markets, some issuers followed the rate action and moved their yields down a few basis points. The Fed’s median interest rate forecast moved closer to market expectations, with only two increases anticipated in 2016, in recognition that global economic and financial market developments present risks to the U.S. economy.

For the 12 months ended March 31, 2016, the Fund posted a 0.05% total return, compared with the 0.02 percent return of its benchmark, the iMoney/Net Fund AverageTM/First Tier Retail category for the same period. As of March 31, 2016, the Portfolio’s 7-day yield was 0.24%. We have maintained a neutral-to-long duration for the Fund relative to its benchmark. Liquidity and principal preservation remain our primary objectives.

PORTFOLIO MANAGERS

JENNIFER GRECA With Northern Trust since 2000
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
MONEY MARKET		0.05%	0.02%	1.04%	0.24%
IMONEYNET MFR AVERAGETM/FIRST TIER RETAIL		0.02	0.02	1.07

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2016. Performance reflects voluntary and contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2016, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 71.

OVERNIGHT (ONE BUSINESS DAY)	27.6%
2 - 15 DAYS	16.6
16 - 30 DAYS	7.9
31 - 60 DAYS	12.3
61 - 97 DAYS	16.9
98 - 180 DAYS	15.4
181 - 270 DAYS	2.2
271 - 366 DAYS	1.1

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Municipal Money Market Fund provided investors with tax-exempt returns, stable value and liquidity during the 12-month reporting period ending March 31, 2016. Throughout the period, we managed the Fund’s weighted average maturity by employing a “barbell” approach to asset purchases. We sought to strike the optimal balance of maintaining ample liquidity while locking in tax-exempt yield.

Several factors shifted the short-term yield curve higher during the course of the annual period. The improvement in the employment picture continued, with the unemployment rate dipping below 5% by end of 2015. Strength in the job market gave the Federal Open Market Committee the green light to begin the process of normalizing its monetary policy by raising rates a quarter point at its December 2015 meeting. This move was mirrored by a parallel shift in the tax-exempt one-year yield curve.

During the period, we kept the Fund’s weighted average maturity above that of the iMoneyNet benchmark. In addition, we kept the Fund’s duration approximately 10 days longer than the benchmark. The higher rates available across the curve made one-year tax-exempt notes relatively attractive compared with previous years. Additionally, a shift in the supply/demand dynamics for daily and weekly municipal variable rate demand notes, or VRDNs, caused reset rates to reach their highest levels since 2009. As of the close of the period, the Securities Industry and Financial Markets Association Municipal VRDN index peaked at 40 basis points, approximately equal to seven-day LIBOR yields. We invested the Fund’s cash balances in a combination of daily and weekly VRDNs, as well as fixed-rate notes. Throughout the period, we positioned the Fund with approximately 80% of its holdings having a maturity profile of less than five business days.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
MUNICIPAL MONEY MARKET		0.02%	0.02%	0.74%	0.02%
IMONEYNET MFR AVERAGETM/TAX-FREE RETAIL		0.02	0.02	0.72

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2016. Performance reflects voluntary and contractual expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the 7-Day Yield for the Fund would have been -0.01% as of March 31, 2016. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2016, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 71.

OVERNIGHT (ONE BUSINESS DAY)	11.8%
2 - 15 DAYS	64.6
31 - 60 DAYS	1.0
61 - 97 DAYS	7.0
98 - 180 DAYS	7.5
181 - 270 DAYS	3.9
271 - 366 DAYS	3.8
367 - 397 DAYS	0.4

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month Reporting period ending March 31, 2016, was characterized by prolonged periods of range-bound trading, followed by a resurgence of volatility in response to signs of weakening economic growth in China and the emerging markets. Disruptions across the global markets were severe enough to give the Federal Open Market Committee (the “FOMC”) sufficient reason to keep interest rates pegged near zero at its much anticipated September 2015 meeting. Once the markets calmed, Fed Chair Janet Yellen used the October FOMC meeting to help set the stage for its first interest rate increase in nearly a decade in December. Despite numerous structural changes since 2006, the equity, bond and money markets took the rate hike largely in stride.

Distortions in Treasury bill issuance related to the debt ceiling, as well as shifting expectations surrounding the timing of potential interest rate increases, prompted more active trading in the money markets during the past 12 months compared with the prior annual period. In conjunction with its decision to raise rates, the FOMC essentially removed the cap on its Reverse Repo Facility, which saw $475 billion in participation at year end. Government-sponsored entities continued to reduce their presence in the money markets, which further challenged government money market funds already starved for supply. Given the Fed’s intention to remain supportive of the economy, we selectively added duration to take advantage of steepness in the money market yield curve and remain long relative to the Fund’s peer group, while maintaining a strong liquidity profile to accommodate any unexpected outflows.

The U.S. Government Money Market Fund posted a total return of 0.01% during the 12-month period ended March 31, 2016, compared with the 0.01% return of the iMoneyNet benchmark for the same period. As of March 31, 2016, the Fund’s 7-day yield was 0.05%.

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET		0.01%	0.01%	1.00%	0.05%
IMONEYNET MFR AVERAGETM/GOVT & AGENCIES RETAIL		0.01	0.01	0.99

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2016. Performance reflects voluntary and contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2016, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 71.

OVERNIGHT (ONE BUSINESS DAY)	38.0%
2 - 15 DAYS	12.4
16 - 30 DAYS	16.4
31 - 60 DAYS	10.1
61 - 97 DAYS	4.9
98 - 180 DAYS	5.2
181 - 270 DAYS	8.1
271 - 366 DAYS	4.9

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ending March 31, 2016, expectations for divergent monetary policy among the world major central banks dominated market sentiment, with bouts of uncertainty prompting waves of volatility in higher-risk assets. In the United States, the U.S. Federal Reserve (the “Fed”) spent much of the period convincing markets that it would raise rates by the end of 2015. Conversely, the European Central Bank eased monetary policy more aggressively. Commodity prices suffered from a combination of weakening economic growth in China and a glut of oil production. U.S. economic growth remained positive but modest, while the steady decline in the unemployment rate strengthened the Federal Open Market Committee’s case for normalizing monetary policy. As widely expected, the Fed raised interest rates at its December meeting for the first time in nine years. Despite numerous structural changes since 2006, the equity, bond and money markets took the rate hike largely in stride. As market participants priced in their expectations for potential interest rate increases, money market yields inched higher despite inflows into government money market funds. The Federal Home Loan Banks continued to increase the overall size of their discount note issuance, which partially tempered the dramatic swings in the volume of new Treasury bills coming to market.

Given the Fed’s commitment to pursue policies that were supportive for the U.S. economy, as well as our expectation that the challenging supply dynamics for U.S. government securities would continue, we selectively added duration to remain long versus the Fund’s peer group. In addition, we maintained a strong liquidity profile to accommodate any unexpected outflows.

The U.S. Government Select Money Market Fund posted a total return of 0.02% in the 12-month period ended March 31, 2016, compared with the 0.01% return of the iMoneyNet benchmark for the same period. As of March 31, 2016, the Fund’s 7-day yield was 0.06%.

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	FUND INCEPTION (12/12/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET		0.02%	0.01%	0.97%	0.06%
IMONEYNET MFR AVERAGETM/GOVT & AGENCIES RETAIL		0.01	0.01	0.99

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2016. Performance reflects voluntary and contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2016, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 71.

OVERNIGHT (ONE BUSINESS DAY)	27.8%
2 - 15 DAYS	14.3
16 - 30 DAYS	9.8
31 - 60 DAYS	15.1
61 - 97 DAYS	19.8
98 - 180 DAYS	2.9
181 - 270 DAYS	7.5
271 - 366 DAYS	2.8

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2016

Amounts in thousands, except per share data	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost, which approximates fair value	$377,326	$6,718,879	$5,675,353	$1,853,362	$2,954,876
Repurchase agreements, at cost which approximates fair value	–	929,995	–	1,505,267	931,125
Cash	5,274	50,676	295	–	–
Interest income receivable	452	5,263	8,362	1,511	2,449
Receivable for securities sold	755	61,234	59,863	–	–
Receivable for fund shares sold	12	–	–	6,117	6
Receivable from affiliates for expense reimbursements	6	8	36	7	7
Prepaid and other assets	1	7	5	2	3
Total Assets	383,826	7,766,062	5,743,914	3,366,266	3,888,466
LIABILITIES:
Cash overdraft	–	–	–	4,999	–
Payable for securities purchased	–	169,515	82,422	1,117	–
Payable for fund shares redeemed	–	32,624	19	1	–
Distributions to shareholders	4	1,468	59	106	166
Payable to affiliates:
Management fees	24	476	364	213	245
Custody fees	3	19	13	12	12
Transfer agent fees	1	22	17	10	11
Trustee fees	7	73	47	7	14
Accrued other liabilities	26	123	97	40	68
Total Liabilities	65	204,320	83,038	6,505	516
Net Assets	$383,761	$7,561,742	$5,660,876	$3,359,761	$3,887,950
ANALYSIS OF NET ASSETS:
Capital stock	$383,781	$7,561,672	$5,659,990	$3,359,761	$3,887,956
Accumulated undistributed net investment income (loss)	(11)	(42)	78	(9)	(14)
Accumulated undistributed net realized gain (loss)	(9)	112	808	9	8
Net Assets	$383,761	$7,561,742	$5,660,876	$3,359,761	$3,887,950
Shares Outstanding ($.0001 par value, unlimited authorization)	383,814	7,561,766	5,660,015	3,359,794	3,887,994
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2016

Amounts in thousands	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$225	$24,573	$5,495	$5,602	$7,652
Total Investment Income	225	24,573	5,495	5,602	7,652
EXPENSES:
Management fees	1,315	25,915	18,523	8,061	11,922
Custody fees	52	846	580	291	413
Transfer agent fees	60	1,178	842	366	542
Registration fees	8	26	22	20	23
Printing fees	17	107	86	31	58
Professional fees	36	115	92	47	69
Trustee fees	10	82	62	20	39
Other	10	62	53	20	36
Total Expenses	1,508	28,331	20,260	8,856	13,102
Less expenses voluntarily reimbursed by investment adviser	(1,221)	(6,785)	(14,797)	(3,312)	(5,606)
Less expenses contractually reimbursed by investment adviser	(91)	(732)	(389)	(282)	(403)
Less custodian credits	(10)	(17)	(149)	(1)	(3)
Net Expenses	186	20,797	4,925	5,261	7,090
Net Investment Income	39	3,776	570	341	562
NET REALIZED GAINS:
Net realized gains on investments	–	406	1,291	22	27
Net increase from payment by affiliate (Note 6)	–	8,190	–	–	–
Net Gains	–	8,596	1,291	22	27
Net Increase in Net Assets Resulting from Operations	$39	$12,372	$1,861	$363	$589

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	CALIFORNIA MUNICIPAL MONEY MARKET FUND		MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
OPERATIONS:
Net investment income	$39	$44	$3,776	$801	$570	$593	$341	$140	$562	$337
Net realized gains on investments	–	–	406	111	1,291	527	22	4	27	5
Net increase from payment by affiliate (Note 6)	–	–	8,190	–	–	–	–	–	–	–
Net Increase in Net Assets Resulting from Operations	39	44	12,372	912	1,861	1,120	363	144	589	342
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	(91,846)	21,765	(1,291,406)	865,466	(613,299)	(154,121)	1,596,084	380,193	528,263	(367,344)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(91,846)	21,765	(1,291,406)	865,466	(613,299)	(154,121)	1,596,084	380,193	528,263	(367,344)
DISTRIBUTIONS PAID:
From net investment income	(40)	(43)	(3,813)	(791)	(589)	(804)	(354)	(147)	(583)	(350)
From net realized gains	–	–	(4)	–	(469)	(383)	–	–	–	–
Total Distributions Paid	(40)	(43)	(3,817)	(791)	(1,058)	(1,187)	(354)	(147)	(583)	(350)
Total Increase (Decrease) in Net Assets	(91,847)	21,766	(1,282,851)	865,587	(612,496)	(154,188)	1,596,093	380,190	528,269	(367,352)
NET ASSETS:
Beginning of year	475,608	453,842	8,844,593	7,979,006	6,273,372	6,427,560	1,763,668	1,383,478	3,359,681	3,727,033
End of year	$383,761	$475,608	$7,561,742	$8,844,593	$5,660,876	$6,273,372	$3,359,761	$1,763,668	$3,887,950	$3,359,681
Accumulated Undistributed Net Investment Income (Loss)	$(11)	$(10)	$(42)	$(30)	$78	$83	$(9)	$(9)	$(14)	$(12)

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$383,761	$475,608	$453,842	$369,955	$426,698
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.05%	0.04%	0.08%	0.16%	0.16%
Expenses, before reimbursements and credits(5)	0.38%	0.41%	0.50%	0.51%	0.49%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.00%	0.01%
Net investment loss, before reimbursements and credits(5)	(0.32)%	(0.36)%	(0.41)%	(0.35)%	(0.32)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Net increase from payment by affiliate (Note 6)	– (3)	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(4)	–	–	–	–	–
From net realized gains	– (5)	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(6)	0.05%	0.01%	0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,561,742	$8,844,593	$7,979,006	$8,576,752	$7,276,346
Ratio to average net assets of:
Expenses, net of reimbursements and credits(7)	0.26%	0.17%	0.18%	0.24%	0.18%
Expenses, before reimbursements and credits(7)	0.36%	0.39%	0.48%	0.48%	0.48%
Net investment income, net of reimbursements and credits(7)	0.05%	0.01%	0.01%	0.01%	0.02%
Net investment loss, before reimbursements and credits(7)	(0.05)%	(0.21)%	(0.29)%	(0.23)%	(0.28)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $8,190,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.
(4)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(5)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.
(6)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(7)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
From net realized gains	– (4)	– (4)	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(5)	0.02%	0.02%	0.02%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,660,876	$6,273,372	$6,427,560	$6,657,305	$7,015,764
Ratio to average net assets of:
Expenses, net of reimbursements and credits(6)	0.09%	0.07%	0.10%	0.17%	0.16%
Expenses, before reimbursements and credits(6)	0.36%	0.39%	0.48%	0.48%	0.48%
Net investment income, net of reimbursements and credits(6)	0.01%	0.01%	0.01%	0.01%	0.02%
Net investment loss, before reimbursements and credits(6)	(0.26)%	(0.31)%	(0.37)%	(0.30)%	(0.30)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(5)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(6)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,359,761	$1,763,668	$1,383,478	$1,329,392	$1,351,140
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.22%	0.09%	0.10%	0.17%	0.12%
Expenses, before reimbursements and credits(5)	0.36%	0.40%	0.48%	0.48%	0.49%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before reimbursements and credits(5)	(0.13)%	(0.30)%	(0.37)%	(0.30)%	(0.36)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.02%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,887,950	$3,359,681	$3,727,033	$3,537,631	$3,436,678
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.20%	0.09%	0.10%	0.15%	0.09%
Expenses, before reimbursements and credits(5)	0.36%	0.39%	0.48%	0.48%	0.48%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before reimbursements and credits(5)	(0.15)%	(0.29)%	(0.37)%	(0.32)%	(0.38)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.3%

California – 98.3%

Alameda County IDA Revenue Bonds, Convergent Laser Tech, (Wells Fargo Bank N.A. LOC), 0.42%, 4/8/16 (1)	$3,940	$3,940

Alameda Public Financing Authority Bonds, Series A, Alameda Point Improvement Project, (MUFG Union Bank N.A. LOC), 0.43%, 4/8/16 (1)	200	200

California Health Facilities Financing Authority Revenue Bonds, Adventist Health System, West, Series B, (U.S. Bank N.A. LOC), 0.36%, 4/1/16 (1)	9,150	9,150

California Health Facilities Financing Authority Revenue Bonds, Catholic Healthcare, Series H, (Wells Fargo Bank N.A. LOC), 0.38%, 4/8/16 (1)	6,400	6,400

California Pollution Control Financing Authority Revenue Refunding Bonds, Pacific Gas & Electric, Series F, (TD Bank N.A. LOC), 0.45%, 4/1/16 (1)	3,100	3,100

California Pollution Control Financing Authority Revenue Refunding Bonds, Pacific, Series E, (Sumitomo Mitsui Banking Corp. LOC), 0.37%, 4/1/16 (1)	5,290	5,290

California State G.O. Unlimited Bonds, Series A-3, (Bank of Montreal LOC), 0.38%, 4/1/16 (1)	15,000	15,000

California State G.O. Unlimited Bonds, Series A5, Kindergarten Project, (Citibank N.A. LOC), 0.32%, 4/1/16 (1)	4,500	4,500

California State G.O. Unlimited Bonds, Series A8, (Citibank N.A. LOC), 0.39%, 4/8/16 (1)	10,000	10,000

California State G.O. Unlimited Bonds, Series B, Subseries B-7, (JPMorgan Chase Bank N.A. LOC), 0.33%, 4/1/16 (1)	8,500	8,500

California State G.O. Unlimited Bonds, Series B-1, Kindergarten Project, (Citibank N.A. LOC), 0.33%, 4/1/16 (1)	6,900	6,900

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.3% – continued

California – 98.3% – continued

California State G.O. Unlimited Bonds, Subseries B-2, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.38%, 4/8/16 (1)	$8,450	$8,450

California State Health Facilities Financing Authority Revenue Bonds, Series K, Dignity Health, (Mizuho Bank Ltd. LOC), 0.41%, 4/8/16 (1)	16,000	16,000

California State Pollution Control Financing Authority PCR Refunding Bonds, Series C, Pacific Gas & Electric, (Mizuho Bank Ltd. LOC), 0.45%, 4/1/16 (1)	13,900	13,900

California Statewide Communities Development Authority MFH Revenue Bonds, Encanto Home Apartments, (FHLB of San Francisco LOC), 0.42%, 4/8/16 (1)	10,700	10,700

California Statewide Communities Development Authority MFH Revenue Bonds, Pine View Apartments, Series A, (Citibank N.A. LOC), 0.48%, 4/8/16 (1)	1,000	1,000

California Statewide Communities Development Authority MFH Revenue Bonds, Series F, Varenna Assisted Living, (FHLB of San Francisco LOC), 0.42%, 4/8/16 (1)	11,385	11,385

California Statewide Communities Development Authority MFH Revenue Bonds, Series M, South Shore Apartments, (FHLB of San Francisco LOC), 0.42%, 4/8/16 (1)	4,290	4,290

California Statewide Communities Development Authority Revenue Bonds, Community Hospital of Monterey, (Wells Fargo Bank N.A. LOC), 0.38%, 4/8/16 (1)	8,000	8,000

California Statewide Communities Development Authority Revenue Bonds, Development at Robert Louis Stevenson, (U.S. Bank N.A. LOC), 0.39%, 4/8/16 (1)	6,700	6,700

California Statewide Communities Development Authority Revenue Bonds, Kaiser Permanente, Series B, (Kaiser Permanente Gtd.), 0.37%, 4/8/16 (1)	5,000	5,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.3% – continued

California – 98.3% – continued

California Statewide Communities Development Authority Revenue Bonds, Subseries B, 0.46%, 5/2/16 (1)	$1,970	$1,970

Castaic Lake Water Agency California Revenue COPS Bonds, 1994 Refunding Project, (Wells Fargo Bank N.A. LOC), 0.37%, 4/8/16 (1)	3,400	3,400

Chino Basin Regional Financing Authority Revenue Refunding Bonds, Series B, Inland Empire Utilities, (Sumitomo Mitsui Banking Corp. LOC), 0.41%, 4/8/16 (1)	5,080	5,080

City of Manhattan Beach California COPS Refunding Bonds, (MUFG Union Bank N.A. LOC), 0.43%, 4/8/16 (1)	2,045	2,045

City of Riverside Water Revenue Refunding Bonds, Series A, 0.55%, 2/1/17 (1)	4,000	4,000

City of Salinas California Economic Development Revenue Bonds, Monterey County Public Building, Series A, (Bank of New York Mellon LOC), 0.35%, 4/8/16 (1)	16,585	16,585

Corona California MFH Revenue Refunding Bonds, Country Hills Project, (FHLMC LOC), 0.44%, 4/8/16 (1)	4,600	4,600

County of Los Angeles TRANS, 5.00%, 6/30/16	4,000	4,046

County of Riverside Teeter Obligation Revenue Notes, Series D, 2.00%, 10/12/16	3,800	3,834

County of San Bernardino G.O. Unlimited TRANS, Series A, 2.00%, 6/30/16	4,000	4,017

Eastern Municipal Water District & Sewer Revenue Bonds Flex Index Notes, Series 2013 A, 0.45%, 7/11/16 (2)	4,000	4,000

Fresno MFH Revenue Refunding Bonds, Series A, Heron Pointe Apartments, (FNMA LOC), 0.42%, 4/8/16 (1)	5,635	5,635

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.3% – continued

California – 98.3% – continued

Golden Empire Schools Financing Authority Lease Revenue Refunding Bonds, Kern High School District, 0.60%, 4/7/16 (3)	$4,000	$4,000

Livermore Refunding Bonds, 2008 Government COPS, (U.S. Bank N.A. LOC), 0.40%, 4/8/16 (1)	7,530	7,530

Los Angeles City G.O. Unlimited TRANS, 2.00%, 6/30/16	4,000	4,017

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Subseries B-2, 0.32%, 4/1/16 (1)	11,000	11,000

Metropolitan Water District of Southern California Floating Revenue Refunding Bonds, Series A-3, 0.60%, 8/16/16 (1)	3,735	3,735

Metropolitan Water District of Southern California Special Revenue Refunding Bonds, Series D, 0.39%, 4/8/16 (1)	4,500	4,500

Mission Viejo Community Development Financing Authority Revenue Bonds, Series A, Mall Improvement Project, (MUFG Union Bank N.A. LOC), 0.42%, 4/8/16 (1)	7,800	7,800

Nuveen Dividend Advantage Municipal Fund Tax-Exempt Demand Preferred, Series 5, 0.41%, 4/8/16 (1)(4)	7,000	7,000

Oceanside MFH Revenue Bonds, Shadow Way, Non AMT, (FHLMC LOC), 0.42%, 4/8/16 (1)	2,075	2,075

Orange County California Apartment Development Revenue Refunding Bonds, Larkspur Canyon Apartments, Series A, (FNMA LOC), 0.39%, 4/8/16 (1)	7,435	7,435

Orange County Housing Authority Apartment Development Revenue Refunding Bonds, Series I, Oasis Martinique, (FNMA LOC), 0.45%, 4/8/16 (1)	4,900	4,900

Riverside County G.O. Limited TRANS, 2.00%, 6/30/16	4,000	4,017

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.3% – continued

California – 98.3% – continued

Riverside County MFH Authority Revenue Refunding Bonds, Tyler Springs Apartments, Series C, (FNMA LOC), 0.40%, 4/8/16 (1)	$7,300	$7,300

Sacramento County California Housing Authority MFH Revenue Refunding Bonds, Series A, Bent Tree Apartments, (FNMA LOC), 0.42%, 4/8/16 (1)	6,155	6,155

Sacramento County California MFH Authority Revenue Refunding Bonds, Ashford, Series D, (FNMA LOC), 0.40%, 4/8/16 (1)	5,280	5,280

San Bernardino County California Multifamily Revenue Refunding Bonds, Housing Mortgage Mountain View, (FNMA LOC), 0.40%, 4/8/16 (1)	7,260	7,260

San Diego Unified School District G.O. Limited TRANS, Series A, 2.00%, 6/30/16	3,550	3,565

San Francisco City & County Airports Community International Airport Revenue Refunding Bonds, Second Series 37C, (MUFG Union Bank N.A. LOC), 0.39%, 4/8/16 (1)	595	595

San Francisco City & County Finance Corp. Revenue Refunding Bonds, Series 2008-1, Moscone Center, (State Street Bank & Trust Co. LOC), 0.39%, 4/8/16 (1)	2,850	2,850

State of California Municipal Interest Bearing CP, (Mizuho Bank Ltd. LOC), 0.03%, 4/1/16	17,500	17,500

0.03%, 4/6/16	13,500	13,500

0.13%, 5/11/16	6,750	6,750

Tahoe Forest California Hospital District Revenue Bonds, Health Facility, (U.S. Bank N.A. LOC), 0.39%, 4/1/16 (1)	2,445	2,445

Tender Option Bond Trust Receipts Revenue Bonds, Floater Certificates, Series 2015-ZF0261, 0.43%, 4/8/16 (1)(4)	5,000	5,000

University of California Municipal CP, 0.41%, 4/8/16 (1)	7,200	7,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.3% – continued

California – 98.3% – continued

Western Municipal Water District Facilities Authority Revenue Refunding Bonds, Series A, (MUFG Union Bank N.A. LOC), 0.38%, 4/8/16 (1)	$6,300	$6,300
		377,326
Total Municipal Investments
(Cost $377,326)		377,326
Total Investments – 98.3%
(Cost $377,326) (5)		377,326

Other Assets less Liabilities – 1.7%		6,435
NET ASSETS – 100.0%		$383,761

(1)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(2)	Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(3)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.
(5)	The cost for federal income tax purposes was approximately $377,326,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Housing	20.7%
State	16.2
Water & Sewer	11.1
Hospital	10.3
School	9.5
County	7.5
IDB & PCR	6.2
All other sectors less than 5%	18.5

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2016:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by California Municipal Money Market Fund (1)	$–	$377,326	$–	$377,326

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AMT – Alternative Minimum Tax

COPS – Certificates of Participation

CP – Commercial Paper

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

G.O. – General Obligation

Gtd. – Guaranteed

IDA – Industrial Development Authority

IDB – Industrial Development Board

LOC – Letter of Credit

MFH – Multifamily Housing

PCR – Pollution Control Revenue

TRANS – Tax and Revenue Anticipation Notes

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 6.0%

ABS Other – 6.0%

Concord Minutemen Capital Co. LLC, Class A, 0.51%, 5/10/16 (1)	$40,000	$39,978

Kells Funding LLC, 0.63%, 6/1/16 (1)	57,000	56,938

Liberty Street Funding LLC, 0.63%, 5/12/16 (1)	25,000	24,983

Old Line Funding LLC, 0.65%, 7/5/16 (1)	95,000	94,837

Ridgefield Funding Co. LLC, 0.59%, 5/2/16 (2)	50,000	50,000

Sheffield Receivables Corp., 0.79%, 6/13/16	25,000	24,960
0.81%, 6/15/16 (1)	43,000	42,928

Victory Receivables Corp., 0.50%, 4/5/16 (1)	41,000	40,998
0.50%, 4/7/16 (1)	21,000	20,998
0.51%, 5/2/16 (1)	54,323	54,300
		450,920
Total ABS Commercial Paper
(Cost $450,920)		450,920

ASSET-BACKED SECURITIES – 0.1%

ABS Other – 0.1%

Dell Equipment Finance Trust, Series 2015-2, 0.53%, 4/22/16 (1)(2)	10,442	10,442
Total Asset-Backed Securities
(Cost $10,442)		10,442

CERTIFICATES OF DEPOSIT – 37.8%

Banking – 37.8%

Australia and New Zealand Banking, 0.62%, 5/27/16	39,000	39,000
0.65%, 6/22/16	80,000	80,000
0.70%, 8/1/16	55,000	55,000

Bank of America N.A., 0.72%, 4/4/16 (3)	50,000	50,000

Bank of America N.A., New York Branch, 0.60%, 5/13/16	60,000	60,000

Bank of Montreal, Chicago Branch, 0.65%, 4/1/16	55,000	55,000
0.67%, 5/16/16 (3)	20,000	20,000

Bank of Nova Scotia, Houston Branch, 0.69%, 4/4/16 (2)	35,000	35,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 37.8% – continued

Banking – 37.8% – continued
0.79%, 4/12/16 (2)	$18,000	$18,000
0.53%, 5/2/16	73,000	73,000

Bank of Nova Scotia, Houston, 0.57%, 4/1/16 (2)	75,000	75,000

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.70%, 7/5/16	31,000	31,000

Bank of Tokyo-Mitsubishi UFJ, New York, 0.70%, 6/29/16	48,000	48,000

BNP Paribas S.A., New York Branch, 0.67%, 6/1/16	60,000	60,000
0.60%, 6/8/16	30,000	30,000

Canadian Imperial Bank of Commerce, 0.78%, 8/2/16	62,000	62,000

Citibank N.A., 0.65%, 5/16/16	42,000	42,000
0.65%, 6/2/16	42,000	42,000

Citibank N.A., New York Branch, 0.65%, 5/19/16	52,000	52,000
0.81%, 8/16/16	56,000	56,000

Commonwealth Bank of Australia, London, 0.83%, 8/25/16	40,000	40,000

Credit Agricole Corporate and Investment Bank, New York, 0.74%, 6/3/16	45,000	45,000

Credit Agricole S.A., London Branch, 0.62%, 6/1/16	55,000	55,000

Credit Industriel et Commercial, New York, 0.65%, 4/1/16	57,000	57,000
0.65%, 4/19/16	29,000	29,000

Credit Suisse A.G., New York Branch, 0.95%, 7/12/16	35,000	35,000
0.97%, 8/5/16	55,000	55,000

DNB Nor Bank ASA, New York Branch, 0.81%, 7/14/16	45,000	45,009

Mitsubishi UFJ Trust & Banking Corp., 0.63%, 5/16/16	57,000	57,000

Mizuho Bank Ltd., London Branch, 0.69%, 5/3/16	24,000	24,000
0.68%, 5/23/16	38,000	38,000

National Australia Bank Ltd., 0.80%, 8/2/16	75,000	75,000

Natixis S.A., New York Branch, 0.66%, 6/6/16	55,000	55,000

Norinchukin Bank, New York Branch, 0.41%, 4/7/16	55,000	55,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 37.8% – continued

Banking – 37.8% – continued
0.70%, 8/1/16	$58,000	$58,000

Royal Bank of Canada, New York Branch, 0.82%, 6/20/16 (2)	35,000	35,000
0.89%, 9/2/16	55,000	55,000
0.96%, 11/22/16	55,000	55,000

Royal Bank of Canada, New York, 0.65%, 5/4/16 (3)	30,000	30,000

Shizuoka Bank Ltd., New York Branch, 0.71%, 5/18/16	29,000	29,000

State Street Bank & Trust Co., 0.73%, 6/27/16	73,000	73,000

Sumitomo Mitsui Banking Corp., 0.66%, 7/5/16	90,000	90,001

Sumitomo Mitsui Banking Corp., New York, 0.71%, 7/18/16	55,000	55,000

Sumitomo Mitsui Trust Bank Ltd., 0.82%, 5/31/16	50,000	50,001

Sumitomo Mitsui Trust Bank Ltd., London, 0.75%, 8/1/16	65,000	65,001

Toronto Dominion Bank, New York Branch, 0.79%, 4/15/16 (2)	65,000	65,000
1.15%, 3/10/17	20,000	20,000

Toronto Dominion Bank, New York, 0.50%, 4/5/16	52,000	52,000
0.66%, 5/12/16 (3)	40,000	40,000
0.86%, 8/29/16	55,000	55,000

Wells Fargo Bank N.A., 0.79%, 4/8/16 (2)	50,000	50,000
0.71%, 4/22/16 (2)	32,000	32,000
0.63%, 5/2/16	40,000	40,000
0.67%, 5/12/16 (2)	40,000	40,000
0.85%, 7/28/16	72,000	72,000
0.85%, 8/1/16	40,000	40,000
0.85%, 9/1/16	52,000	52,000

Westpac Banking Corp, New York Branch, 1.01%, 6/1/16 (2)	60,000	60,000
		2,861,012
Total Certificates of Deposit
(Cost $2,861,012)		2,861,012

COMMERCIAL PAPER – 10.5%

Banking – 8.5%

Australia and New Zealand Banking Group, 0.76%, 4/18/16 (1)(3)	39,000	39,001

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 10.5% – continued

Banking – 8.5% – continued

Bank of Nova Scotia, 0.62%, 4/11/16	$77,900	$77,887

Commonwealth Bank of Australia, New York, 1.01%, 5/31/16 (1)(2)	58,000	58,000

HSBC Bank PLC, 0.86%, 8/22/16	45,000	44,848

ING US Funding LLC, 0.61%, 4/4/16	70,000	69,996

Lloyds Bank PLC, 0.60%, 5/11/16	25,000	24,984

National Australia Bank Ltd., 0.72%, 4/21/16	58,000	57,977
0.75%, 6/9/16	60,000	59,915

National Bank of Canada, New York, 0.90%, 9/23/16 (1)	55,000	55,000

Westpac Banking Corp., 0.82%, 8/24/16 (1)	37,000	36,879
0.87%, 9/26/16 (1)	75,000	74,681
1.23%, 3/10/17	40,000	39,539
		638,707

Brokerage – 0.8%

JPMorgan Securities LLC, 0.86%, 7/26/16	58,000	57,841

Foreign Agencies – 0.4%

Caisse Des Depots Et Consignations, 0.61%, 6/1/16 (1)	32,000	31,967

Foreign Local Government – 0.3%

NRW.BANK, 0.44%, 4/18/16	25,000	24,995

Supranational – 0.5%

European Investment Bank, 0.59%, 6/3/16	40,000	39,958
Total Commercial Paper
(Cost $793,468)		793,468

CORPORATE NOTES/BONDS – 1.8%

Banking – 0.5%

Commonwealth Bank of Australia, 0.83%, 6/3/16 (1)(3)	35,000	35,009

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 1.8% – continued

Foreign Agencies – 0.7%

Export Development Canada, 0.47%, 4/1/16 (1)(2)	$23,000	$23,000
0.40%, 4/18/16 (3)	29,000	28,999
		51,999

Retailers – 0.3%

Wal-Mart Stores, 5.31%, 6/1/16 (3)	22,000	22,179

Supranational – 0.3%

International Bank for Reconstruction & Development, 0.47%, 4/1/16 (2)	27,000	26,999
Total Corporate Notes/Bonds
(Cost $136,186)		136,186

EURODOLLAR TIME DEPOSITS – 9.4%

Banking – 9.4%

Bank of New York Mellon, Cayman Island, 0.26%, 4/1/16	350,000	350,000

HSBC Bank PLC, London Branch, 0.28%, 4/1/16	189,000	189,000

Natixis, Grand Cayman Branch, 0.25%, 4/1/16	80,000	80,000

Shizuoka Bank Ltd., New York Branch, 0.44%, 4/4/16	44,000	44,000
0.44%, 4/5/16	44,000	44,000
		707,000
Total Eurodollar Time Deposits
(Cost $707,000)		707,000

MEDIUM TERM NOTES – 0.2%

Finance Companies – 0.2%

GE Capital International Funding Co., 0.96%, 4/15/16 (1)	17,565	17,568
Total Medium Term Notes
(Cost $17,568)		17,568

MUNICIPAL INVESTMENTS – 5.4%

California – 0.0%

California Statewide Communities Development Authority Revenue Bonds, Series C-T, Oakmont Stockton Project, (FHLB of San Francisco LOC), 0.49%, 4/8/16 (4)	495	495

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 5.4% – continued

Florida – 0.4%

Miami-Dade County IDA TRB, Dolphin Stadium, (TD Bank N.A. LOC), 0.40%, 4/8/16 (4)	$30,000	$30,000

Idaho – 0.2%

Glacier 600 LLC, (U.S. Bank N.A. LOC), 0.63%, 4/8/16 (4)	2,780	2,780

Idaho Housing & Finance Association Municipal Interest Bearing CP, 0.91%, 5/4/16	10,000	9,992
		12,772

Maryland – 0.3%

Maryland State Community Development Administration Department of Housing & Community Development Taxable Revenue Bonds, Series E, (FHLMC Insured), 0.48%, 4/8/16 (4)	21,795	21,795

Michigan – 0.3%

Michigan State Finance Authority School Loan Revolving Fund TRB, (JPMorgan Chase Bank N.A. LOC), 0.48%, 4/8/16 (4)	25,000	25,000

New Jersey – 2.3%

RBC Municipal Products, Inc. Trust G.O. Unlimited Bonds, Taxable Floater Notes, Series E-60, (Royal Bank of Canada LOC), 0.48%, 4/8/16 (1)(4)	177,000	177,000

New York – 0.6%

Oneida County Industrial Development Agency Civic Facilities Taxable Revenue Bonds, Series F, Mohawk –St. Luke’s, (Bank of America N.A. LOC), 0.40%, 4/8/16 (4)	2,935	2,935

RBC Municipal Products, Inc. Trust Revenue Bonds, Taxable Floater Notes, Series E-51, (Royal Bank of Canada LOC), 0.64%, 4/7/16 (1)(2)	17,270	17,270

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 5.4% – continued

New York – 0.6% – continued

Saratoga County Industrial Development Agency Taxable Revenue Bonds, Globalfoundries, (JPMorgan Chase Bank N.A. LOC), 0.39%, 4/8/16 (4)	$23,175	$23,175
		43,380

Ohio – 0.3%

Ohio Higher Educational Facility Commission U.S. CP, 0.66%, 6/23/16	25,000	24,962

Pennsylvania – 0.4%

Montgomery County Redevelopment Authority MFH TRB, Series A-T1, Brookside Manor Project, (FNMA LOC), 0.49%, 4/8/16 (4)	1,660	1,660

Montgomery County Redevelopment Authority MFH TRB, Series A-T1, Forge Gate Apartments Project, (FNMA LOC), 0.49%, 4/8/16 (4)	700	700

Montgomery County Redevelopment Authority MFH TRB, Series A-T1, Kingswood Apartments Project, (FNMA LOC), 0.49%, 4/8/16 (4)	3,270	3,270

RBC Municipal Products, Inc. Trust Revenue Bonds, Taxable Floater Notes, Series E-52, (Royal Bank of Canada LOC), 0.64%, 4/7/16 (1)(2)	26,590	26,590
		32,220

Vermont – 0.6%

Vermont EDA Municipal Interest Bearing CP, (JPMorgan Chase Bank N.A. LOC), 0.52%, 5/17/16	41,000	41,000

Washington – 0.0%

Washington State Housing Finance Commission Multifamily Taxable Revenue Bonds, Series B, Highlander Apartments Project, (FHLMC LOC), 0.49%, 4/8/16 (4)	1,350	1,350
Total Municipal Investments
(Cost $409,974)		409,974

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 10.9% (5)

Federal Farm Credit Bank – 4.0%

FFCB Discount Note, 0.38%, 10/3/16	$48,000	$47,909

FFCB Notes, 0.44%, 4/2/16 (2)	40,000	39,996
0.43%, 4/10/16 (2)	60,000	59,997
0.41%, 4/15/16 (3)	25,000	25,000
0.41%, 4/19/16 (2)	25,000	25,000
0.39%, 4/20/16 (2)	28,000	27,999
0.41%, 4/20/16 (2)	25,000	25,000
0.42%, 4/22/16 (2)	22,000	21,998
0.45%, 4/30/16 (2)	28,000	28,004
		300,903

Federal Home Loan Bank – 5.9%

FHLB Bonds, 0.25%, 4/14/16	320	320
0.50%, 9/28/16	13,000	13,008
0.80%, 3/30/17	25,000	25,000

FHLB Discount Notes, 0.31%, 5/18/16	20,000	19,992
0.35%, 5/23/16	30,000	29,985
0.52%, 9/16/16	15,000	14,998

FHLB Notes, 0.38%, 4/13/16 (2)	50,000	50,000
0.53%, 4/17/16 (2)	25,000	25,000
0.38%, 4/19/16 (2)	50,000	50,000
0.37%, 4/22/16 (2)	48,000	48,000
0.39%, 4/25/16 (2)	25,000	25,000
0.40%, 4/26/16 (2)	30,000	30,000
0.56%, 5/8/16 (2)	35,000	34,999
0.48%, 5/13/16 (2)	35,000	34,995
0.52%, 6/23/16 (2)	25,000	25,000

FHLB, 0.62%, 6/13/16 (2)	20,000	20,000
		446,297

Federal Home Loan Mortgage Corporation – 0.5%

FHLMC, 0.43%, 4/16/16 (2)	40,000	40,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 10.9% (5) – continued

Federal National Mortgage Association – 0.5%

FNMA,
0.45%, 4/5/16 (2)	$15,000	$14,996
0.45%, 4/26/16 (2)	20,000	19,998
		34,994
Total U.S. Government Agencies
(Cost $822,194)		822,194

U.S. GOVERNMENT OBLIGATIONS – 6.8%

U.S. Treasury Bills – 0.2%

0.23%, 9/15/16	16,000	15,983

U.S. Treasury Notes – 6.6%
0.35%, 4/1/16 (2)	96,000	96,001
0.38%, 4/1/16 (2)	57,000	56,966
0.47%, 4/1/16 (2)	59,000	58,981
0.57%, 4/1/16 (2)	228,000	228,162
0.38%, 10/31/16	16,000	16,003
0.63%, 11/15/16	27,000	27,020
0.50%, 11/30/16	11,000	10,999
		494,132
Total U.S. Government Obligations
(Cost $510,115)		510,115

Investments, at Amortized
Cost ($6,718,879)		6,718,879

REPURCHASE AGREEMENTS – 12.3%

Joint Repurchase Agreements – 0.9% (6)

Bank of America Securities LLC, dated 3/31/16, repurchase price $32,258 0.25%, 4/7/16	32,256	32,256

Societe Generale, New York Branch, dated 3/31/16, repurchase price $32,258 0.32%, 4/7/16	32,256	32,256
		64,512

Repurchase Agreements – 11.4% (7)

Citigroup Global Markets, Inc., dated 3/28/16, repurchase price $150,012 0.41%, 4/4/16	150,000	150,000

Citigroup Global Markets, Inc., dated 3/31/16, repurchase price $75,484 0.33%, 4/1/16	75,483	75,483

Federal Reserve Bank of New York, dated 3/31/16, repurchase price $100,001 0.25%, 4/1/16	100,000	100,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 12.3% – continued

Repurchase Agreements – 11.4% (7) – continued

Goldman Sachs & Co., dated 3/31/16, repurchase price $55,091 0.63%, 7/4/16	$55,000	$55,000

HSBC Securities (USA), Inc., dated 3/31/16, repurchase price $40,048 0.45%, 7/4/16	40,000	40,000

JPMorgan Securities LLC, dated 3/31/16, repurchase price $100,066 0.65%, 6/30/16	100,000	100,000

JPMorgan Securities LLC, dated 3/31/16, repurchase price $40,019 0.50%, 5/5/16	40,000	40,000

Merrill Lynch, dated 3/31/16, repurchase price $150,002 0.40%, 4/1/16	150,000	150,000

Scotia Capital USA, Inc., dated 3/31/16, repurchase price $110,001 0.40%, 4/1/16	110,000	110,000

Societe Generale S.A., dated 3/31/16, repurchase price $45,000 0.38%, 4/1/16	45,000	45,000
		865,483
Total Repurchase Agreements
(Cost $929,995)		929,995

Total Investments – 101.2%
(Cost $7,648,874) (8)		7,648,874

Liabilities less Other Assets – (1.2)%		(87,132)
NET ASSETS – 100.0%		$7,561,742

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(4)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(5)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued	MARCH 31, 2016

(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$26,763	3.13%	8/15/44
U.S. Treasury Notes	$39,139	0.13%	4/15/18 – 1/15/22
Total	$65,902

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Common Stocks	$103,723	Not Applicable	Not Applicable
Corporate Bonds	$315,654	0.52% – 10.38%	5/12/16 – 8/31/64
FHLMC	$100,053	1.54% – 26.86%	7/15/31 – 3/15/44
FNMA	$55,932	3.31% – 6.62%	11/25/36 – 9/25/44
GNMA	$168,015	1.34% – 19.72%	5/20/16 – 2/20/66
U.S. Treasury Notes	$176,993	0.63% – 3.63%	11/15/16 – 2/15/21
Total	$920,370

(8)	The cost for federal income tax purposes was approximately $7,648,874,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2016:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Money Market Fund (1)	$–	$7,648,874	$–	$7,648,874

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016 there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CP – Commercial Paper

EDA – Economic Development Authority

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

IDA – Industrial Development Authority

G.O. – General Obligation

GNMA – Government National Mortgage Association

LOC – Line of Credit

MFH – Multifamily Housing

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3%

Alabama – 0.7%

Chatom Alabama IDB Gulf Opportunity Zone Bonds, Powersouth Energy Cooperative, (Natural Rural Utilities Cooperative Finance Corp. LOC), 0.56%, 4/8/16 (1)	$20,000	$20,000

Mobile Downtown Redevelopment Authority Gulf Opportunity Zone Revenue Bonds, Series A, Austal USA LLC Project, (Bank of America N.A. LOC), 0.40%, 4/8/16 (1)	8,335	8,335

Mobile IDB of the City of Alabama Pollution Control Revenue Bonds, Series C, Power Company Barry, 0.34%, 4/8/16 (1)	11,500	11,500
		39,835

Arizona – 1.2%

Arizona State Health Facilities Authority Revenue Bonds, Series B, Banner Health, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.41%, 4/8/16 (1)	9,000	9,000

Arizona State Health Facilities Authority Revenue Bonds, Series B, Dignity Health, (JPMorgan Chase Bank N.A. LOC), 0.52%, 4/8/16 (1)	12,160	12,160

Arizona State Health Facilities Authority Revenue Bonds, Series F, Banner Health, (JPMorgan Chase & Co. LOC), 0.39%, 4/8/16 (1)	17,940	17,940

Arizona State Health Facilities Authority Revenue Bonds, Series G, Banner Health, (Wells Fargo Bank N.A. LOC), 0.41%, 4/8/16 (1)	18,180	18,180

Phoenix Arizona IDA MFH Revenue Refunding Bonds, Southwest Village Apartments Project, (FNMA LOC), 0.44%, 4/8/16 (1)	6,755	6,755

Pima County Arizona IDA MFH Revenue Refunding Bonds, Eastside Place Apartments Project, (FNMA LOC), 0.42%, 4/8/16 (1)	6,055	6,055
		70,090

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

California – 9.0%

California Health Facilities Financing Authority Revenue Bonds, Catholic Healthcare, Series H, (Wells Fargo Bank N.A. LOC), 0.38%, 4/8/16 (1)	$2,000	$2,000

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, (U.S. Treasury Escrowed), 5.00%, 7/1/16 (2)	12,925	13,076

California State Educational Facilities Authority Revenue Refunding Bonds, Series L-4. Stanford University, 0.39%, 4/8/16 (1)	2,390	2,390

California State G.O. Unlimited Bonds, Series A5, Kindergarten Project, (Citibank N.A. LOC), 0.32%, 4/1/16 (1)	6,600	6,600

California State G.O. Unlimited Bonds, Series A8, (Citibank N.A. LOC), 0.39%, 4/8/16 (1)	17,500	17,500

California State G.O. Unlimited Bonds, Series B, Subseries B-7, (JPMorgan Chase Bank N.A. LOC), 0.33%, 4/1/16 (1)	900	900

California State G.O. Unlimited Bonds, Subseries B-2, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.38%, 4/8/16 (1)	10,600	10,600

California State G.O. Unlimited, Series C-4, (U.S. Bank N.A. LOC), 0.40%, 4/8/16 (1)	11,540	11,540

California Statewide Communities Development Authority MFH Revenue Bonds, Pine View Apartments, Series A, (Citibank N.A. LOC), 0.48%, 4/8/16 (1)	4,400	4,400

California Statewide Communities Development Authority Revenue Bonds, Subseries A, 0.46%, 7/1/16	32,000	32,000

California Statewide Communities Development Authority Revenue Bonds, Subseries B, 0.46%, 5/2/16	22,600	22,600

City of Riverside Water Revenue Refunding Bonds, Series A, 0.55%, 2/1/17	11,000	11,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

California – 9.0% – continued

Corona MFH Revenue Refunding Bonds, Series A, Country Hills Project, (FHLMC LOC), 0.44%, 4/8/16 (1)	$4,435	$4,435

County of Los Angeles TRANS, 5.00%, 6/30/16	26,000	26,300

County of Riverside Teeter Obligation Revenue Notes, Series D, 2.00%, 10/12/16	25,240	25,455

County of San Bernardino G.O. Unlimited TRANS, Series A, 2.00%, 6/30/16	1,000	1,004

Daly City Housing Development Finance Agency Multifamily Revenue Refunding Bonds, Series A, Serramonte Del Ray, (FNMA LOC), 0.44%, 4/8/16 (1)	20,000	20,000

Eastern Municipal Water District & Sewer Revenue Bonds Flex Index Notes, Series 2013 A, 0.45%, 7/11/16 (2)	24,800	24,798

Eastern Municipal Water District Water and Sewer Revenue Refunding Bonds, Series A, 0.49%, 4/25/17	7,000	7,000

Fresno MFH Revenue Refunding Bonds, Series A, Heron Pointe Apartments, (FNMA LOC), 0.42%, 4/8/16 (1)	9,635	9,635

Golden Empire Schools Financing Authority Lease Revenue Refunding Bonds, Kern High School District, 0.60%, 4/7/16 (3)	25,000	24,999

Indio MFH Revenue Refunding Bonds, Series A, Carreon Apartments, (FNMA LOC), 0.44%, 4/8/16 (1)	5,650	5,650

Irvine Unified School District No. 09 Special Tax Bank Bond, Community Facilities, (Sumitomo Mitsui Banking Corp. LOC), 0.41%, 4/8/16 (1)	10,000	10,000

Los Angeles City G.O. Unlimited TRANS, 2.00%, 6/30/16	47,000	47,194

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Subseries A-8, 0.36%, 4/1/16 (1)	1,300	1,300

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

California – 9.0% – continued

Metropolitan Water District of Southern California Floating Revenue Refunding Bonds, Series A-3, 0.60%, 8/16/16	$5,000	$5,000

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series A-2, 0.49%, 8/30/16	15,000	15,000

Metropolitan Water District of Southern California Special Revenue Refunding Bonds, Series D, 0.39%, 4/8/16 (1)	9,000	9,000

Metropolitan Water District of Southern California State Waterworks Revenue Refunding Bonds, Series E, Commercial Paper, 0.48%, 9/30/16	22,820	22,820

Mission Viejo Community Development Financing Authority Revenue Bonds, Series A, Mall Improvement Project, (MUFG Union Bank N.A. LOC), 0.42%, 4/8/16 (1)	8,900	8,900

Orange County California Apartment Development Revenue Refunding Bonds, Larkspur Canyon Apartments, Series A, (FNMA LOC), 0.39%, 4/8/16 (1)	200	200

Orange County Housing Authority Apartment Development Revenue Refunding Bonds, Series I, Oasis Martinique, (FNMA LOC), 0.45%, 4/8/16 (1)	19,300	19,300

Riverside County Transportation Commission Municipal Interest Bearing CP, (State Street Bank & Trust Co. LOC), 0.19%, 5/10/16	4,000	4,000

Riverside Revenue Refunding COPS, (Bank of America N.A. LOC), 0.39%, 4/8/16 (1)	19,195	19,195

San Diego Unified School District G.O. Limited TRANS, Series A, 2.00%, 6/30/16	15,000	15,063

San Francisco City & County Airports Community International Airport Revenue Refunding Bonds, Second Series 37C, (MUFG Union Bank N.A. LOC), 0.39%, 4/8/16 (1)	13,185	13,185

University of California Municipal CP, 0.41%, 4/8/16 (1)	33,800	33,800

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

California – 9.0% – continued

Western Municipal Water District Facilities Authority Revenue Refunding Bonds, Series A, (MUFG Union Bank N.A. LOC), 0.38%, 4/8/16 (1)	$3,700	$3,700
		511,539

Colorado – 2.8%

Arapahoe County Multifamily Revenue Refunding Bonds, Series 2001, Rent Housing Hunters Run, (FHLMC LOC), 0.42%, 4/8/16 (1)	9,830	9,830

Colorado Educational & Cultural Facilities Authority Revenue Bonds, Presentation School, (MUFG Union Bank N.A. LOC), 0.40%, 4/8/16 (1)	6,790	6,790

Colorado Health Facilities Authority Revenue Bonds, Frasier Meadows Manor Project, (JPMorgan Chase Bank N.A. LOC), 0.40%, 4/8/16 (1)	7,635	7,635

Colorado Health Facilities Authority Revenue Bonds, Frasier Meadows Community Project, (JPMorgan Chase Bank N.A. LOC), 0.40%, 4/8/16 (1)	30,000	30,000

Colorado Springs Utilities System Improvement Revenue Bonds, Series A, 0.42%, 4/8/16 (1)	8,785	8,785

Colorado State Department of Transportation Refunding RANS, 5.00%, 12/15/16	21,900	22,606

Colorado State Education Loan Program TRANS, Series B, 2.00%, 6/29/16	20,000	20,086

Colorado State Educational & Cultural Facilities Authority Revenue Refunding Bonds, Capital Christian Schools, (FHLB of San Francisco LOC), 0.40%, 4/8/16 (1)	9,210	9,210

Colorado State Housing & Finance Authority SFM Revenue Bonds, Series 1-A3, 0.55%, 4/8/16 (1)	6,835	6,835

Pitkin County MFH Revenue Refunding Bonds, Series A, Centennial, (U.S. Bank N.A. LOC), 0.42%, 4/8/16 (1)	3,475	3,475

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Colorado – 2.8% – continued

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series E-55, (Royal Bank of Canada LOC), 0.38%, 5/2/16 (4)(5)	$33,325	$33,325
		158,577

Connecticut – 1.1%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Lawrence & Memorial Hospital, Series H, (TD Bank N.A. LOC), 0.38%, 4/8/16 (1)	6,000	6,000

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series J-1, Yale-New Heaven Hospital, (U.S. Treasury Escrowed), 5.00%, 7/1/16 (2)	5,750	5,816

Greenwich G.O. Unlimited BANS, 2.00%, 1/20/17	30,000	30,379

Manchester G.O. Unlimited Notes, 2.00%, 2/22/17	13,132	13,317

Town of Woodbridge G.O. Unlimited BANS, Lot A, 1.75%, 7/21/16	7,940	7,973
		63,485

Delaware – 0.1%

Delaware State EDA Revenue Bonds, YMCA Delaware Project, (PNC Bank N.A. LOC), 0.43%, 4/8/16 (1)	4,560	4,560

District of Columbia – 1.3%

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series A, SIFMA, 0.52%, 4/7/16 (3)	10,000	10,000

District of Columbia Revenue Bonds, Carnegie, (Wells Fargo Bank N.A. LOC), 0.30%, 4/8/16 (1)	9,700	9,700

District of Columbia Revenue Bonds, Center of Internship and Academic, (Branch Banking & Trust Co. LOC), 0.30%, 4/8/16 (1)	4,375	4,375

District of Columbia Revenue Bonds, Series A, Tranche 3, (PNC Bank N.A. LOC), 0.38%, 4/8/16 (1)	8,975	8,975

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

District of Columbia – 1.3% – continued

District of Columbia Revenue Bonds, Washington Center Internship, (Branch Banking & Trust Co. LOC), 0.30%, 4/8/16 (1)	$11,620	$11,620

District of Columbia Revenue Bonds, Washington Drama Society, (JPMorgan Chase Bank N.A. LOC), 0.52%, 4/8/16 (1)	15,390	15,390

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Sub Lien, Subseries B-2, 0.40%, 4/8/16 (1)	15,000	15,000
		75,060

Florida – 3.1%

Capital Trust Agency Housing Revenue Bonds, Series A, Atlantic Housing Foundation, (FNMA LOC), 0.42%, 4/8/16 (1)	24,000	24,000

Florida Housing Finance Agency Revenue Bonds, (FNMA LOC), 0.41%, 4/8/16 (1)	8,500	8,500

Florida Housing Financial Corp. Multifamily Revenue Refunding Bonds, Lighthouse Bay Apartments, (FHLMC LOC), 0.42%, 4/8/16 (1)	3,900	3,900

Florida State Hurricane Catastrophe Fund Finance Revenue Bonds, Series A, (U.S. Treasury Escrowed), 5.00%, 7/1/16	10,605	10,720

Highlands County Health Facilities Authority Revenue Refunding Bonds, Hospital Adventist, Series 1-5, 0.40%, 4/8/16 (1)	40,125	40,125

Jacksonville Capital Project Revenue Bonds, Series A, (Bank of America N.A. LOC), 0.41%, 4/8/16 (1)	26,880	26,880

JEA Electric System Revenue Bonds, Series Three-B-2, 0.39%, 4/8/16 (1)	1,400	1,400

Miami-Dade County Florida Educational Facilities Authority Revenue Bonds, (Wells Fargo & Co. Gtd.), 0.33%, 4/8/16 (1)(4)	14,980	14,980

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Florida – 3.1% – continued

Orange County Florida Health Facilities Authority Revenue Bonds, Hospital Orlando Regional, (Branch Banking & Trust Co. LOC), 0.45%, 4/8/16 (1)	$26,930	$26,930

Orange County Housing Finance Authority Multifamily Revenue Refunding Bonds, Post Fountains Pj, (FNMA Escrowed), 0.40%, 4/8/16 (1)	9,515	9,515

RBC Municipal Products, Inc. Trust G.O. Unlimited Bonds, Floater Certificates, Series E-66, (Royal Bank of Canada LOC), 0.49%, 5/2/16 (4)(5)	10,000	10,000
		176,950

Georgia – 2.5%

DeKalb County MFH Authority Revenue Bonds, Highland Place Apartments Project, (FHLMC LOC), 0.42%, 4/8/16 (1)	4,200	4,200

Gwinnett County Development Authority Revenue Bonds, Goodwill North Inc. Project, (Branch Banking & Trust Co. LOC), 0.45%, 4/8/16 (1)	4,500	4,500

Main Street Natural Gas, Inc. Revenue Bonds, Subseries A1, (Main Street Natural Gas Inc. Gtd.), 0.46%, 6/1/16 (1)	29,900	29,900

Main Street Natural Gas, Inc. Revenue Bonds, Subseries A2, (Royal Bank of Canada Gtd.), 0.46%, 4/7/16 (3)	59,700	59,700

Marietta Georgia Housing Authority Revenue Bonds, (FNMA LOC), 0.41%, 4/8/16 (1)	6,150	6,150

Monroe County Development Authority PCR Bonds, Oglethorpe Power Corp., (Bank of Montreal LOC), 0.40%, 4/8/16 (1)	10,600	10,600

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Georgia – 2.5% – continued

Monroe County Development Authority PCR Revenue Bonds, Series B, Oglethorpe Power Corp., (JPMorgan Chase Bank N.A. LOC), 0.55%, 4/8/16 (1)	$27,030	$27,030
		142,080

Idaho – 0.1%

Idaho State Housing & Finance Association Non-profit Facilities Revenue Bonds, Series 2008, College of Idaho Project, (U.S. Bank N.A. LOC), 0.40%, 4/8/16 (1)	8,125	8,125

Illinois – 7.3%

Chicago Waterworks Revenue Bonds, Subseries 2000-1, Second Lien, (JPMorgan Chase Bank N.A. LOC), 0.31%, 4/8/16 (1)	8,500	8,500

Chicago Waterworks Revenue Bonds, Subseries 2000-2, Second Lien, (JPMorgan Chase Bank N.A. LOC), 0.31%, 4/8/16 (1)	8,500	8,500

Eastern Illinois EDA MFH Revenue Bonds, Providence at Thornberry and Sycamore Project, (U.S. Treasury Escrowed), 0.50%, 8/1/16 (2)	20,000	20,000

Illinois Development Finance Authority IDR Bonds, Institution Gas Technology Project, (BMO Harris Bank N.A. LOC), 0.41%, 4/8/16 (1)	700	700

Illinois Development Finance Authority Revenue Bonds, Mount Carmel High School Project, (JPMorgan Chase Bank N.A. LOC), 0.35%, 4/8/16 (1)	13,500	13,500

Illinois Development Finance Authority Revenue Bonds, North Shore Senior Center Project, (JPMorgan Chase Bank N.A. LOC), 0.48%, 4/8/16 (1)	7,000	7,000

Illinois Development Finance Authority Revenue Bonds, Wheaton Academy Project, (BMO Harris Bank N.A. LOC), 0.48%, 4/8/16 (1)	9,000	9,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Illinois – 7.3% – continued

Illinois Educational Facilities Authority Revenue Bonds, Aurora University, (BMO Harris Bank N.A. LOC), 0.41%, 4/8/16 (1)	$13,200	$13,200

Illinois Educational Facilities Authority Student Housing Revenue Bonds, ITT State, Series A, (BMO Harris Bank N.A. LOC), 0.48%, 4/8/16 (1)	26,065	26,065

Illinois Finance Authority Revenue Bonds, Community Action Partnership, (Citibank N.A. LOC), 0.48%, 4/8/16 (1)	4,670	4,670

Illinois Finance Authority Revenue Bonds, Illinois Wesleyan University, (PNC Bank N.A. LOC), 0.30%, 4/8/16 (1)	6,075	6,075

Illinois Finance Authority Revenue Bonds, Joan W & Irving B Dance Project, (PNC Bank N.A. LOC), 0.48%, 4/8/16 (1)	6,000	6,000

Illinois Finance Authority Revenue Bonds, Northwestern University, Subseries B, 0.38%, 4/8/16 (1)	24,400	24,400

Illinois State Development Finance Authority Revenue Bonds, Series 2003, Jewish Council Youth Services, (BMO Harris Bank N.A. LOC), 0.41%, 4/8/16 (1)	2,145	2,145

Illinois State Development Finance Authority Revenue Bonds, Series A, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.48%, 4/8/16 (1)	9,900	9,900

Illinois State Development Finance Authority Revenue Bonds, Series B, Evanston Northwestern, 0.35%, 4/1/16 (1)	24,625	24,625

Illinois State Educational Facilities Authority Revenue Bonds, Elmhurst College, (BMO Harris Bank N.A. LOC), 0.41%, 4/8/16 (1)	12,000	12,000

Illinois State Educational Facilities Authority Revenue Bonds, Series B, University of Chicago, 0.50%, 3/7/17 (2)	31,000	31,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Illinois – 7.3% – continued

Illinois State Educational Facilities Authority Revenue Bonds, The Adler Planetarium, (PNC Bank N.A. LOC), 0.36%, 4/8/16 (1)	$6,000	$6,000

Illinois State Finance Authority Revenue Bonds, Elmhurst College, (BMO Harris Bank N.A. LOC), 0.41%, 4/8/16 (1)	12,500	12,500

Illinois State Finance Authority Revenue Bonds, Ingalls Health System, (JPMorgan Chase Bank N.A. LOC), 0.44%, 4/8/16 (1)	12,700	12,700

Illinois State Finance Authority Revenue Bonds, North Park University Project, (JPMorgan Chase Bank N.A. LOC), 0.41%, 4/8/16 (1)	14,800	14,800

Illinois State Finance Authority Revenue Bonds, Series C, Museum Science & Industry, (PNC Bank N.A. LOC), 0.42%, 4/8/16 (1)	12,685	12,685

Illinois State Finance Authority Revenue Bonds, Series D, OSF Healthcare System, (JPMorgan Chase Bank N.A. LOC), 0.42%, 4/8/16 (1)	25,000	25,000

Illinois State Finance Authority Revenue Bonds, YMCA of Metropolitan Chicago Project, (BMO Harris Bank N.A. LOC), 0.50%, 4/8/16 (1)	2,900	2,900

Illinois State Finance Authority Revenue Refunding Bonds, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.48%, 4/8/16 (1)	9,075	9,075

Illinois State Finance Authority Revenue Refunding Bonds, University of Chicago, 0.38%, 4/8/16 (1)	10,000	10,000

Illinois State Health Facilities Authority Revenue Bonds, Memorial Health System, (JPMorgan Chase Bank N.A. LOC), 0.41%, 4/1/16 (1)	8,925	8,925

Illinois State Housing Development Authority Multifamily Revenue Bonds, Alden Gardens Bloomingdale, (BMO Harris Bank N.A. LOC), 0.41%, 4/8/16 (1)	6,300	6,300

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Illinois – 7.3% – continued

Illinois State Toll Highway Authority Toll Highway Revenue Bonds, Series A-2D, (Royal Bank of Canada LOC), 0.39%, 4/8/16 (1)	$6,800	$6,800

Lisle Illinois MFH Revenue Bonds, Ashley of Lisle Project, (FHLMC LOC), 0.44%, 4/8/16 (1)	27,000	27,000

Quad Cities Regional EDA Illinois Revenue Bonds, Augustana College, (BMO Harris Bank N.A. LOC), 0.43%, 4/8/16 (1)	13,900	13,900

University of Illinois Revenue Bonds, Series 2008, Auxiliary Facilities Systems, 0.45%, 4/8/16 (1)	7,010	7,010

University of Illinois Revenue Bonds, Series B, Health Services Facilities System, (Wells Fargo Bank N.A. LOC), 0.50%, 4/8/16 (1)	800	800

University of Illinois Revenue Refunding Bonds, UIC South Campus Development, (JPMorgan Chase Bank N.A. LOC), 0.52%, 4/8/16 (1)	6,500	6,500
		410,175

Indiana – 6.0%

County of Tippecanoe Indiana Revenue Bonds, Faith Property, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.40%, 4/8/16 (1)	4,130	4,130

Indiana Bond Bank Revenue Notes, Series A, 2.00%, 1/4/17	55,420	56,005

Indiana Development Finance Authority Revenue Bonds, Archer-Daniels-Midland Co., 0.41%, 4/8/16 (1)	8,000	8,000

Indiana Finance Authority Environmental Revenue Refunding Bonds, Series A3, Duke Energy Industry Project, (Mizuho Bank Ltd. LOC), 0.43%, 4/8/16 (1)	15,425	15,425

Indiana State Municipal Power Agency Revenue Bonds, Series A, (U.S. Treasury Escrowed), 5.00%, 1/1/17 (2)	5,000	5,167

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Indiana – 6.0% – continued

Lawrenceburg PCR Refunding Bonds, Series I, Michigan Power Co. Project, (Bank of Nova Scotia LOC), 0.39%, 4/8/16 (1)	$18,750	$18,750

Posey County Economic Development Revenue Refunding Bonds, 0.35%, 8/2/16 (2)	225,000	225,000

St. Joseph County Hospital Authority Revenue Refunding Bonds, Series A, Memorial Health, (JPMorgan Chase Bank N.A. LOC), 0.37%, 4/8/16 (1)	6,265	6,265
		338,742

Iowa – 1.0%

City of Hills Iowa Health Facilities Revenue Bonds, Mercy Hospital Project, (U.S. Bank N.A. LOC), 0.40%, 4/1/16 (1)	1,795	1,795

Iowa Finance Authority Community Revenue Bonds, Series B, Wesley Retirement Services, (Bank of America N.A. LOC), 0.41%, 4/8/16 (1)	22,510	22,510

Iowa Finance Authority Health Facilities Revenue Bonds, Great River Medical Center Project, (JPMorgan Chase Bank N.A. LOC), 0.41%, 4/1/16 (1)	6,010	6,010

Iowa Higher Education Loan Authority Revenue Bonds, Private College, (Bank of America N.A. LOC), 0.37%, 4/1/16 (1)	2,500	2,500

Iowa Higher Education Loan Authority Revenue Bonds, Private College Des Moines, (BMO Harris Bank N.A. LOC), 0.40%, 4/1/16 (1)	4,800	4,800

Iowa State Finance Authority Economic Development Revenue Bonds, Series 2002, Iowa West Foundation Project, (U.S. Bank N.A. LOC), 0.43%, 4/8/16 (1)	3,120	3,120

Iowa State Higher Education Loan Authority Revenue Refunding Bonds, Loras Private College Facilities, (Bank of America N.A. LOC), 0.37%, 4/1/16 (1)	9,540	9,540

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Iowa – 1.0% – continued

Urbandale Iowa IDR Bonds, Aurora Bus Park, (FHLB of Des Moines LOC), 0.42%, 4/8/16 (1)	$7,600	$7,600
		57,875

Kansas – 1.7%

City of Burlington Environmental Improvement Revenue Refunding Bonds, Series B, Kansas City Power and Lights Co. Project, (Mizuho Bank Ltd. LOC), 0.45%, 4/8/16 (1)	37,250	37,250

Kansas State Development Finance Authority MFH Revenue Bonds, Series B, Boulevard Apartments, (U.S. Bank N.A. LOC), 0.45%, 4/8/16 (1)	18,715	18,715

Leawood G.O. Unlimited Temporary Notes, Series 1, 2.00%, 9/1/16	20,000	20,137

Wichita G.O. Unlimited Temporary Notes, Series 278, 0.88%, 4/15/17	18,000	18,036
		94,138

Kentucky – 1.3%

Hazard Healthcare Revenue BANS, Appalachian Regional Healthcare, 1.00%, 12/1/16	26,000	26,065

Kentucky Rural Water Finance Corp. Public Projects Construction Revenue Notes, Series D1, 1.25%, 7/1/16	4,600	4,610

Kentucky State Housing Corp. Multifamily Rental Housing Revenue Bonds, Winterwood Rural Housing Portfolio, (U.S. Treasury Escrowed), 0.65%, 12/15/16 (2)	21,175	21,175

Morehead League of Cities Revenue Bonds, Series A, Funding Trust Lease Program, (U.S. Bank N.A. LOC), 0.30%, 4/8/16 (1)	14,968	14,968

Pikeville Hospital Revenue BANS, Pikeville Medical Center, 2.00%, 3/1/17	9,000	9,115
		75,933

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Louisiana – 0.8%

Louisiana State Citizens Property Insurance Corp. Revenue Bonds, Series B, (U.S. Treasury Escrowed), 5.00%, 6/1/16 (2)	$6,090	$6,136

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Go To The Show, (FHLB of Dallas LOC), 0.31%, 4/8/16 (1)	9,055	9,055

Louisiana State Offshore Terminal Authority Deepwater Port Revenue Refunding Bonds, Series B, Loop LLC Project, (JPMorgan Chase Bank N.A. LOC), 0.52%, 4/8/16 (1)	5,100	5,100

Louisiana State Public Facilities Authority Revenue Bonds, Coca-Cola Bottling Co. Project, (U.S. Bank N.A. LOC), 0.41%, 4/8/16 (1)	24,000	24,000
		44,291

Maine – 0.3%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Bowdoin College, (JPMorgan Chase Bank N.A. LOC), 0.42%, 4/8/16 (1)	14,600	14,600

Maryland – 2.4%

Anne Arundel County Maryland Revenue Bonds, Key School Facility, (Manufacturers & Traders Trust Co. LOC), 0.34%, 4/8/16 (1)	7,850	7,850

Baltimore County Economic Development Revenue Bonds, Torah Institute Baltimore Project, (Branch Banking & Trust Co. LOC), 0.30%, 4/8/16 (1)	2,180	2,180

Baltimore County Maryland Revenue Bonds, Maryvale Prep School Facility, (Manufacturers & Traders Trust Co. LOC), 0.34%, 4/8/16 (1)	3,400	3,400

Baltimore County Maryland Revenue Bonds, Notre Dame Preparatory School, (Manufacturers & Traders Trust Co. LOC), 0.32%, 4/8/16 (1)	3,195	3,195

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Maryland – 2.4% – continued

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Healthcare, (MUFG Union Bank N.A. LOC), 0.40%, 4/8/16 (1)	$38,500	$38,500

Maryland State Community Development Administration Department of Housing & Community Development Revenue Bonds, Series A, MFH Development, (FHLMC LOC), 0.41%, 4/8/16 (1)	16,950	16,950

Maryland State Community Development Administration Department of Housing & Community Development Revenue Bonds, Series F, (PNC Bank N.A. LOC), 0.42%, 4/8/16 (1)	9,145	9,145

Maryland State Economic Development Corp. Revenue Bonds, Opportunity Builders Facility, (Manufacturers & Traders Trust Co. LOC), 0.34%, 4/8/16 (1)	5,195	5,195

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Peninsula Regional Medical Center, (U.S. Treasury Escrowed), 5.00%, 7/1/16 (2)	4,605	4,657

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Pooled Loan Program, (TD Bank N.A. LOC), 0.39%, 4/8/16 (1)	5,000	5,000

Montgomery County Municipal Interest Bearing CP, 0.17%, 4/6/16	7,400	7,400

Washington Suburban Sanitary District Commission G.O. Unlimited BANS, Series A, 0.39%, 4/8/16 (1)	3,000	3,000

Washington Suburban Sanitary District Commission G.O. Unlimited BANS, Series B-3, 0.45%, 4/8/16 (1)	30,200	30,200
		136,672

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Massachusetts – 1.3%

Boston Water & Sewer Commission Municipal Interest Bearing CP, (State Street Bank & Trust Co. LOC), 0.18%, 7/5/16	$8,000	$8,000

JP Morgan Chase Putters/Drivers Trust Various States G.O. Unlimited Bonds, Series 2005, (JPMorgan Chase Bank N.A. LOC), 0.35%, 4/1/16 (1)(4)	18,900	18,900

JP Morgan Chase Putters/Drivers Trust Various States G.O. Unlimited Bonds, Series 5004, (JPMorgan Chase Bank N.A. LOC), 0.35%, 4/1/16 (1)(4)	18,900	18,900

Massachusetts Development Finance Agency MFH Revenue Bonds, New Hadley Project, (U.S. Treasury Escrowed), 0.35%, 4/1/16 (2)	9,920	9,920

Massachusetts State Development Finance Agency Revenue Bonds, Credit-Wilber School Apartments, (FHLB of Atlanta LOC), 0.43%, 4/8/16 (1)	4,950	4,950

Massachusetts State G.O. Limited RANS, Series C, 2.00%, 6/22/16	14,000	14,057
		74,727

Michigan – 1.0%

Michigan Finance Higher Education Facilities Authority Limited Obligation Revenue Bonds, University, (JPMorgan Chase Bank N.A. LOC), 0.48%, 4/8/16 (1)	8,175	8,175

Michigan State Strategic Fund Limited Obligation Bonds, CS Facilities LLC Project, (MUFG Union Bank N.A. LOC), 0.31%, 4/8/16 (1)	10,000	10,000

Michigan State Strategic Fund Limited Obligation Revenue Refunding Bonds, Series 2008, Consumers Energy Co., (JPMorgan Chase Bank N.A. LOC), 0.40%, 4/8/16 (1)	10,200	10,200

Michigan State University Revenue Bonds, General Series A, 0.49%, 4/8/16 (1)	28,500	28,500
		56,875

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Minnesota – 3.1%

Burnsville MFH Revenue Refunding Bonds, Series A, Berkshire Project, (FNMA LOC), 0.49%, 4/8/16 (1)	$4,860	$4,860

City of Edina MFH Revenue Refunding Bonds, Edina Park Plaza, (FHLMC LOC), 0.40%, 4/8/16 (1)	10,200	10,200

City of Edina MFH Revenue Refunding Bonds, Vernon Terrace Apartments Project, (FHLMC LOC), 0.48%, 4/8/16 (1)	5,705	5,705

City of Minnetonka MFH Revenue Refunding Bonds, Minnetonka Hills Apartments, (FNMA LOC), 0.49%, 4/8/16 (1)	3,865	3,865

Fridley Minnesota Senior Housing Refunding Bonds, Banfill Crossing, (FNMA LOC), 0.49%, 4/8/16 (1)	7,565	7,565

Hennepin County G.O. Unlimited Bonds, Series C, 0.40%, 4/8/16 (1)	37,775	37,775

Inver Grove Heights Senior Housing Revenue Refunding Bonds, PHM/Inver Grove, Inc. Project, (FNMA Escrowed), 0.41%, 4/8/16 (1)	12,035	12,035

Minneapolis Minnesota Student Residence Revenue Bonds, Riverton Community Housing Project, (FHLB of Des Moines LOC), 0.38%, 4/8/16 (1)	5,965	5,965

Minnesota Agricultural & Economic Development Board Revenue Bonds, Evangelical Lutheran Project, (U.S. Bank N.A. LOC), 0.32%, 4/8/16 (1)	13,170	13,170

Minnesota Higher Education Facilities Authority Revenue Bonds, Concordia University St. Paul, Series 6Q, (U.S. Bank N.A. LOC), 0.37%, 4/1/16 (1)	4,200	4,200

Minnesota State Rural Water Finance Authority Revenue Notes, Public Projects Construction, 1.00%, 11/1/16	10,000	10,035

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Minnesota – 3.1% – continued

Oak Park Heights Minnesota Multifamily Revenue Refunding Bonds, Series 2005, Housing Boutwells Landing, (FNMA LOC), 0.41%, 4/8/16 (1)	$10,510	$10,510

Pine City Senior Housing Revenue Refunding Bonds, Lakeview Commons Project, (FNMA LOC), 0.41%, 4/8/16 (1)	5,500	5,500

RBC Municipal Products, Inc. Trust Revenue Bonds, (Royal Bank of Canada LOC), 0.44%, 4/8/16 (1)(4)	30,000	30,000

Saint Louis Park MFH Revenue Bonds, Series B, Shoreham Project, (FHLB of Des Moines LOC), 0.37%, 4/8/16 (1)	3,700	3,700

Spring Lake Park Senior Housing Revenue Bonds, Oak Crest Apartments Project, (FNMA LOC), 0.41%, 4/8/16 (1)	1,005	1,005

St. Louis Park Multifamily Revenue Refunding Bonds, Westwind Apartments Project, (FNMA LOC), 0.48%, 4/8/16 (1)	5,565	5,565

St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue Bonds, Healthpartners Obligation Group Project, (U.S. Treasury Escrowed), 5.25%, 11/15/16 (2)	1,500	1,545

St. Paul Port Authority Multifamily Revenue Refunding Bonds, Housing-Bigos-Sibley Project, (FHLMC LOC), 0.52%, 4/8/16 (1)	3,000	3,000
		176,200

Mississippi – 0.2%

Mississippi Business Finance Corp. Commission Gulf Opportunity Zone Revenue Bonds, Series E, Chevron USA, Inc., (Chevron Corp. Gtd.), 0.37%, 4/1/16 (1)	5,600	5,600

Mississippi Hospital Equipment & Facilities Authority Revenue Bonds, Series 1 – 12/10/08, 0.40%, 4/8/16 (1)	5,480	5,480
		11,080

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Missouri – 3.5%

Kansas City IDA MFH Revenue Refunding Bonds, Ethans Apartments Project, (U.S. Bank N.A. LOC), 0.42%, 4/8/16 (1)	$15,060	$15,060

Kansas City IDA MFH Revenue Refunding Bonds, Woodlands Partners Project, (FNMA LOC), 0.42%, 4/8/16 (1)	4,045	4,045

Kansas City Metropolitan Community Colleges Building Corp. Revenue Refunding Bonds, Improvement Leasehold Junior College, (U.S. Treasury Escrowed), 5.00%, 7/1/16 (2)	3,115	3,151

Missouri State Development Finance Board Infrastructure Revenue Bonds, Series C, St. Louis Convention Center, (U.S. Bank N.A. LOC), 0.40%, 4/1/16 (1)	2,335	2,335

Missouri State Health & Educational Facilities Authority Revenue Bonds, Pooled Hospital Freeman Health Systems, Series C, (U.S. Bank N.A. LOC), 0.40%, 4/8/16 (1)	5,235	5,235

Missouri State Health & Educational Facilities Authority Revenue Bonds, Saint Louis Priory School Project, (U.S. Bank N.A. LOC), 0.38%, 4/8/16 (1)	700	700

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series C2, Ascension Health, 0.45%, 4/8/16 (1)	22,600	22,600

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series C3, Ascension Health, 0.38%, 4/8/16 (1)	26,200	26,200

Platte County Missouri IDA Multifamily Revenue Refunding Bonds, Wexford Place Project, (FHLMC LOC), 0.44%, 4/8/16 (1)	6,105	6,105

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series E-40, (Royal Bank of Canada LOC), 0.44%, 4/8/16 (1)(4)	18,000	18,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Missouri – 3.5% – continued

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series E-47, (Royal Bank of Canada LOC), 0.44%, 4/8/16 (1)(4)	$49,995	$49,995

St. Charles County IDA Revenue Refunding Bonds, Country Club Apartments Project, (FNMA LOC), 0.42%, 4/8/16 (1)	21,000	21,000

St. Charles County Missouri IDA Revenue Refunding Bonds, Casalon Apartments Project, (FNMA Escrowed), 0.42%, 4/8/16 (1)	5,870	5,870

St. Charles County Missouri IDA Revenue Refunding Bonds, Remington Apartments Project, (FNMA Escrowed), 0.42%, 4/8/16 (1)	12,700	12,700

St. Charles County Public Water Supply District No. 2 Revenue Refunding COPS, Series A, (U.S. Bank N.A. LOC), 0.40%, 4/8/16 (1)	5,925	5,925
		198,921

Montana – 0.8%

City of Forsyth Montana PCR Refunding Bonds, Pacificorp Project, (Bank of Nova Scotia LOC), 0.39%, 4/1/16 (1)	15,000	15,000

Livingston RANS, Livingston Healthcare Project, 1.00%, 12/1/16	12,000	12,032

Montana State Board of Investments Revenue Bonds, Intercap Revolving Program, 0.52%, 3/1/17 (2)	18,600	18,600
		45,632

Nebraska – 0.2%

Lancaster County Hospital Authority No. 1 Revenue Refunding Bonds, Series B-2, Bryanlgh Medical Center, (U.S. Bank N.A. LOC), 0.40%, 4/8/16 (1)	3,910	3,910

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Nebraska – 0.2% – continued

Saline County Hospital Authority No. 1 Revenue Refunding Bonds, Series C, Bryanlgh Medical Center, (U.S. Bank N.A. LOC), 0.40%, 4/8/16 (1)	$7,770	$7,770
		11,680

Nevada – 0.8%

Carson City Hospital Revenue Bonds, Series 2003-B, Carson-Tahoe Hospital Project, (U.S. Bank N.A. LOC), 0.33%, 4/8/16 (1)	3,200	3,200

Carson City Hospital Revenue Bonds, Series 2005-B, Carson Tahoe Regional Medical Center, (U.S. Bank N.A. LOC), 0.33%, 4/8/16 (1)	7,775	7,775

Clark County Department of Aviation Airport Revenue Bonds, Sub Lien, Series D-2B, (Royal Bank of Canada LOC), 0.40%, 4/8/16 (1)	16,150	16,150

Las Vegas Valley Water District Municipal Interest Bearing CP, 0.11%, 5/5/16	15,000	15,000
		42,125

New Hampshire – 0.7%

New Hampshire Health & Education Facilities Authority Revenue Bonds, Easter Seals New Hampshire, (FHLB of Boston LOC), 0.40%, 4/8/16 (1)	9,355	9,355

New Hampshire Health & Education Facilities Authority Revenue Bonds, Phillips Exeter Academy, 0.40%, 4/8/16 (1)	25,000	25,000

New Hampshire Higher Educational and Health Facilities Authority Revenue Bonds, Hunt Community Issue, (TD Bank N.A. LOC), 0.35%, 4/8/16 (1)	6,295	6,295
		40,650

New Jersey – 1.3%

Hudson County Improvement Authority Revenue Notes, Series A-1, 2.25%, 4/19/17	5,550	5,627

Nuveen New Jersey Dividend Advantage Municipal Fund Demand Preferred, 0.44%, 4/8/16 (1)(4)	10,000	10,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

New Jersey – 1.3% – continued

RBC Municipal Products, Inc. Trust G.O. Unlimited Bonds, Floater Certificates, Series E-61, (Royal Bank of Canada LOC), 0.49%, 4/7/16 (3)(4)	$55,000	$55,000
		70,627

New Mexico – 0.3%

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Presbyterian Healthcare, 0.50%, 4/8/16 (1)	15,300	15,300

New York – 12.8%

City of New York G.O. Unlimited Bonds, Subseries D-4, (New York LOC), 0.35%, 4/1/16 (1)	2,300	2,300

City of New York G.O. Unlimited Bonds, Subseries I-6, (Bank of New York Mellon LOC), 0.32%, 4/1/16 (1)	35,015	35,015

City of New York G.O. Unlimited, Series J, Subseries J-1, (U.S. Treasury Escrowed), 5.00%, 6/1/16 (2)	8,975	9,044

Liberty Development Corp. Revenue Bonds, 377 Greenwich LLC, (Wells Fargo Bank N.A. LOC), 0.41%, 4/8/16 (1)	12,725	12,725

Metropolitan Transportation Authority BANS, Series A-1F, 2.00%, 10/1/16	25,000	25,168

Metropolitan Transportation Authority Dedicated Tax Fund Revenue BANS, Series A-1, 0.75%, 6/1/16	36,000	36,032

Metropolitan Transportation Authority Revenue BANS, Subseries B1-B 0.75%, 8/1/16	8,000	8,005

Metropolitan Transportation Authority Revenue BANS, Subseries B1-F, 0.50%, 8/1/16	15,000	15,004

Metropolitan Transportation Authority Revenue Bonds, Subseries E-4, (Bank of the West LOC), 0.35%, 4/8/16 (1)	7,000	7,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

New York – 12.8% – continued

Monroe County Industrial Development Agency Revenue Bonds, Harley School Project, (Manufacturers & Traders Trust Co. LOC), 0.45%, 4/8/16 (1)	$1,800	$1,800

Monroe County New York Development Agency Revenue Bonds, Margaret Woodbury Strong, (Manufacturers & Traders Trust Co. LOC), 0.40%, 4/8/16 (1)	26,400	26,400

New York City G.O. Unlimited Bonds, Series A-5, (Sumitomo Mitsui Banking Corp. LOC), 0.42%, 4/8/16 (1)	13,605	13,605

New York City G.O. Unlimited Bonds, Series E, Subseries E-4, (Bank of America N.A. LOC), 0.39%, 4/8/16 (1)	18,000	18,000

New York City G.O. Unlimited Bonds, Subseries B-3, 0.38%, 4/8/16 (1)	16,200	16,200

New York City G.O. Unlimited Bonds, Subseries H-8, 0.38%, 4/8/16 (1)	11,635	11,635

New York City Housing Development Corp. Multifamily Revenue Bonds, Series B, 0.43%, 10/3/16 (2)	15,000	15,000

New York City Housing Development Corp. Multifamily Revenue Bonds, Series C, 0.32%, 7/1/16 (2)	38,170	38,170

New York City IDA Civic Facility Revenue Bonds, Sephardic Community Youth Center, (Manufacturers & Traders Trust Co. LOC), 0.45%, 4/8/16 (1)	2,250	2,250

New York City Municipal Finance Authority Water & Sewer System Revenue Bonds, Series F, Subseries F-2, (Citibank N.A. LOC), 0.37%, 4/1/16 (1)	5,300	5,300

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-7, 0.40%, 4/8/16 (1)	7,650	7,650

See Notes to the Financial Statements.

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

New York – 12.8% – continued

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B-3, 0.55%, 4/8/16 (1)	$10,000	$10,000

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series A-4, 0.38%, 4/1/16 (1)	9,325	9,325

New York City Water & Sewer System Second General Revenue Bonds, Fiscal 2008 Series BB-2, 0.38%, 4/1/16 (1)	15,000	15,000

New York G.O. Unlimited Bonds, Fiscal 2008, Subseries J-5, 0.38%, 4/1/16 (1)	9,600	9,600

New York G.O. Unlimited Bonds, Fiscal 2015, Subseries F-7, (Royal Bank of Canada LOC), 0.37%, 4/1/16 (1)	7,000	7,000

New York G.O. Unlimited Bonds, Series A-5, (Royal Bank of Canada LOC), 0.37%, 4/1/16 (1)	4,100	4,100

New York G.O. Unlimited Bonds, Subseries I-8, 0.39%, 4/1/16 (1)	4,110	4,110

New York Mortgage Agency Homeowner Revenue Bonds, Series 159, 0.40%, 4/8/16 (1)	30,000	30,000

New York State Dormitory Authority Revenue Non State Supported Debt Bonds, Samaritan Medical Center, (HSBC Bank USA N.A. LOC), 0.39%, 4/8/16 (1)	8,120	8,120

New York State Dormitory Authority Revenues Non-State Supported Debt Revenue Bonds, FFT Senior Communities, Inc., (HSBC Bank USA N.A. LOC), 0.39%, 4/8/16 (1)	3,245	3,245

New York State Dormitory Authority Revenues Supported Debt Revenue Bonds, Cornell University, (Cornell University Gtd.), 0.39%, 4/8/16 (1)	4,500	4,500

New York State Energy Research & Development Authority Revenue Bonds, Subseries A-4, (Bank of Nova Scotia LOC), 0.41%, 4/8/16 (1)	15,000	15,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

New York – 12.8% – continued

New York State Housing Finance Agency Revenue Bonds, 175 West 60th Street, Series A-2, (Manufacturers & Traders Trust Co. LOC), 0.41%, 4/8/16 (1)	$20,000	$20,000

New York State Housing Finance Agency Revenue Bonds, 33 Bond Street, (Manufacturers & Traders Trust Co. LOC), 0.42%, 4/8/16 (1)	6,450	6,450

New York State Housing Finance Agency Revenue Bonds, 606 W 57Th Street, (Wells Fargo Bank N.A. LOC), 0.37%, 4/8/16 (1)	4,000	4,000

New York State Housing Finance Agency Revenue Bonds, Affordable Housing, Clinton Park Phase II, (Wells Fargo Bank N.A. LOC), 0.40%, 4/8/16 (1)	37,000	37,000

New York State Housing Finance Agency Revenue Bonds, Maestro West Chelsea Housing, (Wells Fargo Bank N.A. LOC), 0.40%, 4/8/16 (1)	27,600	27,600

New York State Housing Finance Agency Revenue Bonds, Series A, 205 East 92nd Street, (Wells Fargo Bank N.A. LOC), 0.39%, 4/8/16 (1)	13,000	13,000

New York State Housing Finance Agency Revenue Bonds, Series A, 855 Sixth Avenue Housing, (Wells Fargo Bank N.A. LOC), 0.50%, 4/8/16 (1)	7,500	7,500

New York State Housing Finance Agency Revenue Bonds, Series A, 855 Sixth Avenue, (Wells Fargo Bank N.A. LOC), 0.52%, 4/8/16 (1)	17,000	17,000

New York State Housing Finance Agency Revenue Bonds, Series A, Maestro West Chelsea Housing, (Wells Fargo Bank N.A. LOC), 0.40%, 4/8/16 (1)	7,750	7,750

New York State Housing Finance Agency Revenue Bonds, Series A, Riverside Center 2, (Bank of America N.A. LOC), 0.40%, 4/8/16 (1)	10,000	10,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

New York – 12.8% – continued

New York State Housing Finance Agency Revenue Bonds, Series A, Riverside Center, (Bank of America N.A. LOC), 0.40%, 4/8/16 (1)	$24,700	$24,700

New York State Housing Finance Agency Revenue Bonds, Series A-1, Riverside Center 2 Housing, (Bank of America N.A. LOC), 0.40%, 4/8/16 (1)	17,000	17,000

New York State Housing Finance Agency Revenue Bonds, Series A-2, Riverside Center 2 Housing, (Bank of America N.A. LOC), 0.40%, 4/8/16 (1)	5,200	5,200

New York State Housing Finance Agency Revenue Bonds, West Chelsea, Series A, (Wells Fargo Bank N.A. LOC), 0.40%, 4/8/16 (1)	40,000	40,000

New York State Housing Finance Agency Service Contract Revenue Refunding Bonds, Series M-2, 0.48%, 4/8/16 (1)	715	715

Nuveen New York AMT-Free Municipal Income Fund Tax-Exempt Demand Preferred, Series 1, 0.35%, 4/8/16 (1)(4)	15,000	15,000

Onondaga County New York Industrial Development Agency Civic Facilities Revenue Bonds, Syracuse Research Corp. Project, (Manufacturers & Traders Trust Co. LOC), 0.45%, 4/8/16 (1)	5,840	5,840

Town of Niagara New York Area Development Corp. Revenue Bonds, Niagara Falls Memorial, (HSBC Bank USA N.A. LOC), 0.39%, 4/8/16 (1)	6,875	6,875

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Subseries B-3, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.39%, 4/8/16 (1)	12,900	12,900

Yonkers Industrial Development Agency Civic Facility Revenue Bonds, Consumers Union of United States, (JPMorgan Chase Bank N.A. LOC), 0.41%, 4/8/16 (1)	21,000	21,000
		725,833

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

North Carolina – 1.7%

Forsyth County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, Recreation Facilities-YMCA Winston, (Branch Banking & Trust Co. LOC), 0.30%, 4/8/16 (1)	$1,410	$1,410

Guilford County G.O. Unlimited Bonds, Series B, 0.31%, 4/8/16 (1)	18,055	18,055

Guilford County North Carolina G.O. Bonds, 0.42%, 4/8/16 (1)	3,800	3,800

North Carolina Capital Facilities Finance Agency Revenue Bonds, Series A, YMCA of Greater Charlotte Project, (Branch Banking & Trust Co. LOC), 0.30%, 4/8/16 (1)	3,980	3,980

North Carolina Capital Recreational Facilities Finance Agency Revenue Bonds, Series B, YMCA of Greater Charlotte Project, (Branch Banking & Trust Co. LOC), 0.30%, 4/8/16 (1)	10,485	10,485

North Carolina Medical Care Commission Hospital Revenue Bonds, Series A, Moses Cone Health System, 0.41%, 4/8/16 (1)	25,600	25,600

North Carolina State Capital Facilities Finance Agency Educational Facilities Revenue Bonds, Rocky Mountain Preparatory School, (Branch Banking & Trust Co. LOC), 0.30%, 4/8/16 (1)	4,900	4,900

North Carolina State Capital Facilities Finance Agency Revenue Bonds, Barton College, (Branch Banking & Trust Co. LOC), 0.30%, 4/8/16 (1)	5,765	5,765

North Carolina State Capital Facilities Finance Agency Revenue Bonds, Eagle-20140051 Class A, 0.44%, 4/8/16 (1)(4)	8,000	8,000

Raleigh Durham North Carolina Airport Authority Revenue Refunding Bonds, Series C, (Royal Bank of Canada LOC), 0.40%, 4/8/16 (1)	12,460	12,460
		94,455

See Notes to the Financial Statements.

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

North Dakota – 0.2%

North Dakota Rural Water Finance Corporation Public Projects Construction Revenue Notes, Series C, 1.00%, 4/1/16	$9,250	$9,250

Ohio – 1.7%

Butler County Revenue Bonds, Lakota Family YMCA, (PNC Bank N.A. LOC), 0.44%, 4/8/16 (1)	1,600	1,600

Cleveland Airport System Revenue Bonds, Series D, (Bank of America N.A. LOC), 0.40%, 4/8/16 (1)	7,800	7,800

Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue Bonds, Series C, Museum of Art Project, 0.40%, 4/8/16 (1)	4,900	4,900

Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue Bonds, Series D-R, Museum of Art Project, 0.40%, 4/8/16 (1)	400	400

Cleveland-Cuyahoga County Port Authority Revenue Bonds, Carnegie/89th Garage Project, (JPMorgan Chase Bank N.A. LOC), 0.50%, 4/8/16 (1)	10,000	10,000

Franklin County Health Care Facilities Revenue Bonds, Series A, Ohio Presbyterian, (PNC Bank N.A. LOC), 0.42%, 4/8/16 (1)	2,850	2,850

Hamilton County Hospital Facilities Revenue Bonds, Series A, Children’s Hospital Medical Center, (PNC Bank N.A. LOC), 0.41%, 4/8/16 (1)	16,900	16,900

Hamilton Electric System Revenue Refunding Notes, (Ohio Market Access Program Gtd.), 0.43%, 9/27/16	10,000	10,000

Montgomery County Ohio Economic Development Revenue Bonds, The Dayton Art Institute, (U.S. Bank N.A. LOC), 0.45%, 4/8/16 (1)	4,700	4,700

Nuveen Ohio Quality Income Municipal Fund Tax-Exempt Demand Preferred, Series 1-1480, 0.38%, 4/8/16 (1)(4)	16,000	16,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Ohio – 1.7% – continued

Ohio State Air Quality Development Authority Refunding Bonds, AEP Generation Resources, (Mizuho Bank Ltd. LOC), 0.50%, 4/8/16 (1)	$12,000	$12,000

Ohio State G.O. Unlimited Bonds, Series B, Common Schools, 0.39%, 4/8/16 (1)	4,400	4,400

Ohio State University Revenue Bonds, 0.42%, 4/8/16 (1)	5,560	5,560
		97,110

Oklahoma – 0.1%

Oklahoma State Water Resources Board Revenue Bonds 0.45%, 10/3/16 (2)	3,205	3,205

Oklahoma State Water Resources Board Revenue Bonds, Series A 0.45%, 10/3/16 (2)	3,450	3,450
		6,655

Oregon – 1.0%

Oregon State Facilities Authority Revenue Bonds, Series B, Quatama Crossing Housing, (FNMA LOC), 0.45%, 4/8/16 (1)	12,500	12,500

Oregon State G.O. Limited TANS, Series A, 2.00%, 9/15/16	42,000	42,336

Oregon State Health, Housing, Educational & Cultural Facilities Authority Revenue Bonds, Series A, Assumption Village Project, (MUFG Union Bank N.A. LOC), 0.41%, 4/8/16 (1)	2,625	2,625

Oregon State Health, Housing, Educational & Cultural Facilities Authority Revenue Bonds, The Evangelical Lutheran, (U.S. Bank N.A. LOC), 0.41%, 4/8/16 (1)	1,150	1,150
		58,611

Pennsylvania – 3.9%

Allegheny County IDA Revenue Bonds, Education Center Watson, (PNC Bank N.A. LOC), 0.43%, 4/8/16 (1)	4,300	4,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Pennsylvania – 3.9% – continued

Butler County IDA Revenue Bonds, Series A, Concordia Lutheran, (JPMorgan Chase Bank N.A. LOC), 0.32%, 4/8/16 (1)	$8,960	$8,960

Butler County IDA Revenue Refunding Bonds, Series A, Concordia Lutheran, (JPMorgan Chase Bank N.A. LOC), 0.32%, 4/8/16 (1)	13,735	13,735

City of Philadelphia G.O. Unlimited TRANS, Series A, 2.00%, 6/30/16	10,000	10,042

Haverford Township Pennsylvania G.O., School District, (TD Bank N.A. LOC), 0.43%, 4/8/16 (1)	7,500	7,500

Lancaster IDA Revenue Bonds, Mennonite Home Project, (Manufacturers & Traders Trust Co. LOC), 0.34%, 4/8/16 (1)	9,230	9,230

Lower Merion School District G.O. Limited Bonds, Capital Project, Series A, (State Street Bank & Trust Co. LOC), 0.40%, 4/8/16 (1)	10,580	10,580

Lower Merion School District G.O. Limited Bonds, Series A-1, Capital Project, (U.S. Bank N.A. LOC), 0.40%, 4/8/16 (1)	8,700	8,700

Pennsylvania State Housing Finance Agency Multifamily Housing Special Limited Revenue Bonds, Series CC, Daniel Flood, (U.S. Treasury Escrowed), 0.75%, 1/1/17 (2)	16,000	16,000

Pennsylvania State Housing Finance Agency Multifamily Special Limited Obligation Revenue Bonds, Foxwood, (FHLMC LOC), 0.43%, 4/8/16 (1)	3,200	3,200

Philadelphia Gas Works Co. Revenue Refunding Bonds, 8th Series E, (PNC Bank N.A. LOC), 0.42%, 4/8/16 (1)	14,800	14,800

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series E-53, (Royal Bank of Canada LOC), 0.49%, 4/7/16 (3)(4)	75,505	75,505

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Pennsylvania – 3.9% – continued

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series I-33, (Royal Bank of Canada LOC), 0.47%, 4/7/16 (3)(4)	$11,995	$11,995

Southcentral Pennsylvania General Authority Revenue Bonds, Hanover Lutheran Village Project, (Manufacturers & Traders Trust Co. LOC), 0.34%, 4/8/16 (1)	7,350	7,350

University of Pittsburgh Demand Obligations, 0.06%, 5/18/16	8,000	8,000

University of Pittsburgh Municipal Interest Bearing CP, (University of Pittsburgh Gtd.), 0.06%, 5/16/16	8,300	8,300

West Cornwall Township Municipal Authority Revenue Bonds, Series 2006, Senior Living Facility Lebanon Valley, (PNC Bank N.A. LOC), 0.40%, 4/8/16 (1)	3,505	3,505
		221,702

Rhode Island – 0.6%

Rhode Island Health & Educational Building Corp. Higher Education Facility Revenue Refunding Bonds, Bryant University, (TD Bank N.A. LOC), 0.38%, 4/8/16 (1)	20,885	20,885

Rhode Island Health & Educational Building Corp. Higher Education Facility Revenue Refunding Bonds, Roger Williams University, Series A, (U.S. Bank N.A. LOC), 0.41%, 4/8/16 (1)	13,740	13,740
		34,625

South Carolina – 2.4%

Charleston County School District Development Corp. G.O. Unlimited TANS, 1.50%, 4/1/16	35,995	35,995

Eclipse Funding Trust, G.O., Series 2006-0152, Solar Eclipse, Spartan, (U.S. Bank N.A. LOC), 0.33%, 4/8/16 (1)(4)	10,320	10,320

Greenville Hospital System Board of Trustees Hospital Facilities Revenue Refunding Bonds, Series B, (U.S. Bank N.A. LOC), 0.40%, 4/8/16 (1)	40,350	40,350

See Notes to the Financial Statements.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

South Carolina – 2.4% – continued

Horry County School District G.O. Unlimited Bonds, Series A, (U.S. Treasury Escrowed), 4.50%, 9/1/16 (2)	$9,275	$9,433

South Carolina State Housing Finance & Development Authority Multifamily Rental Housing Revenue Bonds, Brookside Crossing Apartments, (FHLMC LOC), 0.43%, 4/8/16 (1)	4,700	4,700

South Carolina State Housing Finance & Development Authority Multifamily Rental Housing Revenue Bonds, Franklin Square Apartments, (FHLMC LOC), 0.45%, 4/8/16 (1)	9,800	9,800

South Carolina State Housing Finance & Development Authority Revenue Bonds, Waters Magnolia Bay, (U.S. Treasury Escrowed), 0.75%, 1/1/17 (2)	18,000	18,000

South Carolina State Institution G.O. Unlimited Bonds, Series B, University of South Carolina, (U.S. Treasury Escrowed), 3.25%, 10/1/16 (2)	5,775	5,857
		134,455

South Dakota – 0.2%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Sioux Valley Hospitals & Health, Series C, (U.S. Bank N.A. LOC), 0.33%, 4/8/16 (1)	11,095	11,095

Tennessee – 1.1%

Blount County Public Building Authority Local Government Public Improvement Revenue Bonds, Series E7A, (Branch Banking & Trust Co. LOC), 0.40%, 4/8/16 (1)	4,930	4,930

Memphis Health Educational & Housing Facility Board MFH Revenue Refunding Bonds, Watergrove Apartments Project, (FHLMC LOC), 0.42%, 4/8/16 (1)	18,170	18,170

Metropolitan Government Nashville & Davidson County Tennessee IDB Revenue Bonds, MFH, Arbor Knoll, (FNMA LOC), 0.42%, 4/8/16 (1)	13,400	13,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Tennessee – 1.1% – continued

Sevier County Tennessee Public Building Authority Bonds, Local Government Public Improvement, (Branch Banking & Trust Co. LOC), 0.30%, 4/8/16 (1)	$13,080	$13,080

Shelby County Health, Educational & Housing Facilities Board MFH Revenue Refunding Bonds, Series A-1, Hedgerow Apartments, (FNMA Escrowed), 0.41%, 4/8/16 (1)	7,610	7,610

Shelby County Tennessee Health Educational & Housing Facilities Board Multifamily Revenue Bonds, Gateway Projects, (FNMA LOC), 0.41%, 4/8/16 (1)	5,575	5,575
		62,765

Texas – 9.5%

Bexar County Health Care Facilities Development Corp. Revenue Bonds, Series A, El Centro Del Barrio Project, (JPMorgan Chase Bank N.A. LOC), 0.43%, 4/8/16 (1)	9,415	9,415

Capital Area Housing Finance Corp. Texas Revenue Bonds, Encino Pointe Apartments, (FHLMC LOC), 0.42%, 4/8/16 (1)	15,075	15,075

Carroll Texas Independent School District G.O. Bonds, School Building, (Texas Permanent School Fund Program Guaranty Insured), 0.43%, 4/8/16 (1)	6,700	6,700

City of Houston Municipal Interest Bearing CP, 0.06%, 4/13/16	19,800	19,800

Clipper Tax-Exempt Certificate Trust, Revenue Bonds, Series 2009-52, 0.43%, 4/8/16 (1)(4)	20,000	20,000

Denton Texas Independent School District G.O. Bonds, School Building, Series B, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.50%, 4/8/16 (1)	15,000	15,000

Eclipse Funding Trust Revenue Bonds, Series 2007-0040, Solar Eclipse, (U.S. Bank N.A. LOC), 0.36%, 4/1/16 (1)(4)	21,125	21,125

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Texas – 9.5% – continued

Eclipse Funding Trust, G.O., Series 2007-0080, Solar Eclipse, (U.S. Bank N.A. LOC), 0.33%, 4/1/16 (1)(4)	$10,285	$10,285

Harris County Cultural Education Facilities Finance Corp. Demand Obligations, 0.15%, 6/2/16	47,500	47,500

Harris County Texas Hospital District Revenue Refunding Bonds, Senior Lien, (JPMorgan Chase Bank N.A. LOC), 0.43%, 4/8/16 (1)	11,745	11,745

Houston Airport System Municipal Interest Bearing CP, (Royal Bank of Canada LOC), 0.27%, 5/17/16	19,500	19,500

Lubbock Independent School District G.O. Unlimited Bonds, Series A, School Building, (Texas Permanent School Fund Program Guaranty Insured), 0.45%, 4/8/16 (1)	1,795	1,795

Lubbock Texas Independent School District G.O. Bonds, School Building, (Texas Permanent School Fund Program Guaranty Gtd.), 0.45%, 4/8/16 (1)	15,890	15,890

Mesquite Independent School District G.O. Unlimited Bonds, Series A, School Building, (Texas Permanent School Fund Program Guaranty Insured), 0.45%, 4/8/16 (1)	19,885	19,885

Northwest Independent School District G.O. Unlimited Bonds, (Texas Permanent School Fund Program Guaranty Insured), 0.45%, 4/8/16 (1)	2,760	2,760

Panhandle Regional Housing Finance Agency Revenue Bonds, Series 2008, Jason Ave Residential Apartments, (FHLMC LOC), 0.42%, 4/8/16 (1)	7,385	7,385

Port Arthur Navigation District Exempt Facilities Revenue Bonds, Total Petrochemicals USA, (Total S.A. Gtd.), 0.48%, 4/8/16 (1)	12,900	12,900

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Texas – 9.5% – continued

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Revenue Bonds, Total Petrochemicals, (Total S.A. Gtd.), 0.48%, 4/8/16 (1)	$5,000	$5,000

Port of Arthur Navigation District Industrial Development Corp. Exempt Facilities Revenue Bonds, Total Petrochemicals, (Total S.A. Gtd.), 0.48%, 4/8/16 (1)	20,000	20,000

Port of Arthur Navigation District Industrial Development Corp. Exempt Facilities Revenue Bonds, Total Petrochemicals, Series A, (Total S.A. Gtd.), 0.48%, 4/8/16 (1)	41,765	41,765

Port of Port Arthur Navigation District Exempt Facilities Revenue Bonds, Total Petrochemicals Project, (Total S.A. Gtd.), 0.48%, 4/8/16 (1)	20,000	20,000

State of Texas G.O. Unlimited Bonds, Veterans, Series D, 0.50%, 4/8/16 (1)	19,400	19,400

State of Texas G.O. Unlimited Revenue Bonds, Veterans, Series B, 0.50%, 4/8/16 (1)	27,000	27,000

Tarrant County Cultural Education Facilities Finance Corp. Revenue Refunding Bonds, Christus Health, Series C-4, (Bank of Montreal LOC), 0.49%, 4/8/16 (1)	5,340	5,340

Tarrant County Housing Financial Corp. Multifamily Revenue Bonds, Series 2003, Housing Gateway Apartments, (FNMA LOC), 0.40%, 4/8/16 (1)	9,660	9,660

Texas Department MFH & Community Affairs Revenue Bonds, Woodmont Apartments, (FHLMC LOC), 0.42%, 4/8/16 (1)	14,395	14,395

Texas State G.O. Unlimited Bonds, Transportation Commission-Mobility Fund, (U.S. Treasury Escrowed), 5.00%, 4/1/16 (2)	15,000	15,000

Texas State Transportation Commission Highway Fund Revenue Bonds, (FHLMC Escrowed), 5.00%, 4/1/17 (2)	16,245	16,950

See Notes to the Financial Statements.

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Texas – 9.5% – continued

University of Texas Municipal Interest Bearing CP, 0.18%, 8/2/16	$25,000	$24,990

University of Texas Perm Municipal Interest Bearing CP, 0.07%, 4/1/16	25,000	25,000
0.08%, 4/4/16	25,000	25,000

University of Texas Revenue Refunding Bonds, Series B, Financing System, 0.39%, 4/8/16 (1)	9,975	9,975
		536,235

Utah – 0.6%

Salt Lake City Corp. G.O. Unlimited TRANS, 2.00%, 6/30/16	13,000	13,054

Salt Lake County Housing Authority Multifamily Revenue Refunding Bonds, Crossroads Apartments Project, (FNMA LOC), 0.42%, 4/8/16 (1)	3,885	3,885

Utah Housing Corp. Multifamily Revenue Bonds, Florentine Villas, Series A, (FHLMC LOC), 0.42%, 4/8/16 (1)	18,880	18,880
		35,819

Virginia – 1.3%

Hanover County EDA Revenue Refunding Demand Notes, Series D, Bon Secours Health, (U.S. Bank N.A. LOC), 0.40%, 4/8/16 (1)	13,665	13,665

Lynchburg IDA Revenue Refunding Bonds, Hospital Centra Health, (FHLB of Atlanta LOC), 0.42%, 4/8/16 (1)	6,200	6,200

Lynchburg IDA Revenue Refunding Bonds, Series E, Hospital Centra Health, (FHLB of Atlanta LOC), 0.42%, 4/8/16 (1)	5,200	5,200

Nuveen Virginia Premium Income Municipal Fund Demand Preferred, 0.44%, 4/8/16 (1)(4)	35,000	35,000

Peninsula Ports Authority Coal Terminal Revenue Bonds, Series D, Dominion Term Project, (U.S. Bank N.A. LOC), 0.36%, 4/1/16 (6)	5,500	5,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Virginia – 1.3% – continued

Peninsula Ports Authority Demand Obligations, (U.S. Bank N.A. LOC), 0.20%, 7/1/16	$5,000	$5,000
		70,565

Washington – 1.2%

Clipper Tax-Exempt Certificate Trust, Revenue Bonds, Series 2009-65, 0.43%, 4/8/16 (1)(4)	14,740	14,740

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 3, (U.S. Treasury Escrowed), 5.00%, 7/1/16 (2)	3,120	3,156

JPMorgan Chase Putters/Drivers Trust Various States Revenue Bonds, Series 5002, 0.35%, 4/1/16 (1)(4)	9,190	9,190

King County School District No. 403 Renton G.O. Unlimited Bonds, (U.S. Treasury Escrowed), 5.00%, 12/1/16 (2)	13,200	13,600

Port of Tacoma Municipal Interest Bearing CP, (Bank of America N.A. LOC), 0.25%, 4/15/16	7,000	7,000

Washington Higher Education Facilities Authority Revenue Bonds, Whitman College Project, 0.39%, 4/8/16 (1)	13,280	13,280

Washington State Housing Finance Commission Revenue Refunding Bonds, Olympic Heights Apartments, (FNMA Escrowed), 0.41%, 4/8/16 (1)	4,895	4,895
		65,861

West Virginia – 0.8%

Cabell County West Virginia Commission Revenue Bonds, Huntington YMCA Project, (JPMorgan Chase Bank N.A. LOC), 0.58%, 4/8/16 (1)	2,260	2,260

West Virginia Hospital Finance Authority Revenue Refunding & Improvement Bonds, Cabell Hospital, Series A, (Branch Banking & Trust Co. LOC), 0.30%, 4/8/16 (1)	40,130	40,130
		42,390

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Wisconsin – 4.5%

Appleton Redevelopment Authority Revenue Bonds, Series B, Fox Cities Performing Arts Center, 0.55%, 4/8/16 (1)	$10,700	$10,700

Clipper Tax-Exempt Certificate Trust, Revenue Bonds, Series 2009-36, 0.43%, 4/8/16 (1)(4)	25,000	25,000

Clipper Tax-Exempt Certificate Trust, Revenue Bonds, Series 2009-53, 0.43%, 4/8/16 (1)(4)	21,745	21,745

Madison G.O. Unlimited Promissory Notes, Series A, 5.00%, 10/1/16	3,000	3,070

Milwaukee RANS, Series M-7, 1.50%, 6/30/16	37,000	37,119

Milwaukee Redevelopment Authority Lease Revenue Bonds, University of Wisconsin-Kenilworth Project, (U.S. Bank N.A. LOC), 0.43%, 4/8/16 (1)	33,895	33,895

Milwaukee Revenue RANS, Series M7, 2.00%, 6/30/16	10,000	10,044

PMA Levy & Aid Anticipation Notes Program Revenue Notes, Series C, 2.00%, 7/22/16	3,300	3,317
2.00%, 10/21/16	1,500	1,512

PMA Levy & Aid Anticipation Notes Program, Series A, 2.00%, 7/22/16	9,800	9,849

Wisconsin Health & Educational Facilities Authority Demand Obligations, (JPMorgan Chase Bank N.A. LOC), 0.29%, 8/3/16	29,470	29,470

Wisconsin School Districts Temporary Borrowing Cash Flow Administration Program Revenue Note Participations, Series A, 1.00%, 10/10/16	6,950	6,972

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Marshfield, Series B, (JPMorgan Chase Bank N.A. LOC), 0.40%, 4/8/16 (1)	3,245	3,245

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2003, Mequon Jewish Project, (JPMorgan Chase Bank N.A. LOC), 0.46%, 4/8/16 (1)	4,905	4,905

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Wisconsin – 4.5% – continued

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series B, Aurora Healthcare, (Bank of Montreal LOC), 0.40%, 4/1/16 (1)	$10,275	$10,275

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series C, Aurora Healthcare, (Bank of Montreal LOC), 0.40%, 4/1/16 (1)	9,500	9,500

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Medical College Wisconsin, Series B, (U.S. Bank N.A. LOC), 0.41%, 4/8/16 (1)	17,500	17,500

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Oakwood Village, (BMO Harris Bank N.A. LOC), 0.40%, 4/8/16 (1)	7,105	7,105

Wisconsin State Health & Educational Facilities Authority, (Bank of Montreal LOC), 0.40%, 4/8/16 (1)	7,015	7,015

Wisconsin State Municipalities Private School Finance Commission Revenue Bonds, Fox Valley Lutheran High School, (U.S. Bank N.A. LOC), 0.42%, 4/8/16 (1)	1,445	1,445
		253,683

Municipal States Pooled Securities – 0.8%

Western Asset Intermediate Municipals Fund, Inc. Demand Preferred, Series 1 (AMT), 0.49%, 4/8/16 (1)(4)	35,100	35,100

Western Asset Municipal Partners Fund, Inc. Demand Preferred, Series 1, 0.49%, 4/8/16 (1)(4)	12,600	12,600
		47,700
Total Municipal Investments
(Cost $5,675,353)		5,675,353

Total Investments – 100.3%
(Cost $5,675,353) (7)		5,675,353

Liabilities less Other Assets – (0.3)%		(14,477)
NET ASSETS – 100.0%		$5,660,876

See Notes to the Financial Statements.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(1)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(2)	Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(3)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.
(5)	Restricted security that has been deemed illiquid. At March 31, 2016, the value of these restricted illiquid securities amounted to approximately $43,325,000 or 0.8% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
RBC Municipal Products, Inc. Trust G.O. Unlimited Bonds, Floater Certificates, Series E-66, 0.49%, 5/2/16	11/2/15	$10,000
RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series E-55, 0.38%, 5/2/16	4/28/15	33,325

(6)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(7)	The cost for federal income tax purposes was approximately $5,675,353,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Hospital	17.1%
Housing	16.1
University	9.3
County	8.3
School	7.5
City	5.7
Miscellaneous Revenues	5.4
All other sectors less than 5%	30.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2016:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Money Market Fund (1)	$–	$5,675,353	$–	$5,675,353

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2016

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

BANS – Bond Anticipation Notes

COPS – Certificates of Participation

CP – Commercial Paper

EDA – Economic Development Authority

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

G.O. – General Obligation

Gtd. – Guaranteed

IDA – Industrial Development Authority

IDB – Industrial Development Board

IDR – Industrial Development Revenue

LOC – Letter of Credit

MFH – Multifamily Housing

PCR – Pollution Control Revenue

RANS – Revenue Anticipation Notes

SFM – Single Family Mortgage

SIFMA – Securities Industry and Financial Market

TANS – Tax Anticipation Notes

TRANS – Tax and Revenue Anticipation Notes

See Notes to the Financial Statements.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 43.7% (1)

Federal Farm Credit Bank – 14.3%

FFCB Bond, 0.50%, 8/26/16	$17,750	$17,750

FFCB Discount Notes, 0.34%, 4/29/16	3,000	2,999
0.34%, 5/9/16	3,000	2,999
0.36%, 5/25/16	2,000	1,999
0.37%, 6/10/16	2,000	1,999
0.28%, 6/13/16	7,000	6,996
0.26%, 6/14/16	3,000	2,998
0.38%, 6/15/16	2,000	1,998
0.39%, 6/22/16	2,000	1,998
0.39%, 6/29/16	2,000	1,998
0.29%, 7/5/16	5,000	4,996
0.40%, 7/11/16	2,000	1,998
0.47%, 7/11/16	5,000	4,993
0.30%, 7/22/16	3,000	2,997
0.32%, 7/26/16	9,000	8,991
0.32%, 7/27/16	3,000	2,997
0.41%, 7/27/16	2,000	1,997
0.32%, 8/1/16	5,000	4,995
0.42%, 8/2/16	3,000	2,996
0.32%, 8/4/16	7,500	7,492
0.32%, 8/5/16	6,000	5,993
0.35%, 8/26/16	4,000	3,994
0.44%, 8/30/16	2,000	1,996
0.37%, 9/1/16	10,000	9,985
0.35%, 9/2/16	6,000	5,991
0.61%, 9/8/16	3,000	2,992
0.36%, 9/12/16	46,143	46,069
0.63%, 9/20/16	3,000	2,991
0.57%, 9/27/16	5,000	4,986
0.38%, 9/28/16	2,000	1,996
0.39%, 9/29/16	10,000	9,981
0.57%, 9/29/16	3,000	2,991
0.63%, 10/4/16	6,000	5,981
0.73%, 10/4/16	25,000	24,907
0.39%, 10/7/16	5,000	4,990
0.59%, 10/13/16	5,000	4,984
0.38%, 10/14/16	10,000	9,980
0.39%, 10/14/16	3,000	2,994
0.38%, 10/18/16	6,000	5,988
0.44%, 10/21/16	6,500	6,484
0.61%, 10/27/16	7,000	6,976
0.45%, 11/1/16	6,500	6,483

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 43.7% (1) – continued

Federal Farm Credit Bank – 14.3% – continued
0.51%, 11/2/16	$4,000	$3,988
0.56%, 11/18/16	10,000	9,965
0.56%, 12/5/16	20,000	19,924
0.58%, 12/20/16	4,000	3,983
0.68%, 1/17/17	10,000	9,946
0.67%, 1/23/17	7,000	6,962
0.68%, 2/7/17	12,000	11,930
0.74%, 2/14/17	7,000	6,955
0.74%, 2/17/17	7,000	6,954
0.69%, 2/22/17	11,000	10,932

FFCB Notes, 0.47%, 4/2/16 (2)	9,000	9,001
0.57%, 4/5/16 (2)	20,000	19,989
0.41%, 4/6/16 (2)	5,000	5,000
0.46%, 4/6/16 (2)	5,000	5,002
0.40%, 4/7/16 (2)	5,000	5,000
0.61%, 4/8/16 (2)	20,000	19,998
0.43%, 4/10/16 (2)	5,000	5,000
0.59%, 4/12/16 (2)	7,000	6,999
0.42%, 4/18/16 (2)	5,000	5,000
0.40%, 4/20/16 (2)	3,000	3,000
0.40%, 4/23/16 (2)	3,000	3,000
0.41%, 4/23/16 (2)	4,000	4,000
0.40%, 4/24/16 (2)	4,000	4,000
0.41%, 4/26/16 (2)	3,000	3,000
0.45%, 4/27/16 (2)	7,000	6,983
0.38%, 4/28/16 (2)	6,000	6,000
0.45%, 4/29/16 (2)	4,000	4,002
0.51%, 6/30/16 (2)	7,000	7,000
		481,431

Federal Home Loan Bank – 18.9%

FHLB Bonds, 0.22%, 4/11/16	41,000	40,999
0.22%, 4/15/16	32,000	31,999
0.23%, 4/29/16	36,000	35,999
0.22%, 5/2/16	21,000	20,999
4.75%, 12/16/16	7,000	7,205

FHLB Discount Notes, 0.36%, 4/11/16	63,000	62,994
0.36%, 4/25/16	15,000	14,996
0.35%, 4/26/16	80,000	79,981
0.26%, 4/27/16	9,000	8,998
0.38%, 5/9/16	15,000	14,994

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 43.7% (1) – continued

Federal Home Loan Bank – 18.9% – continued
0.42%, 5/25/16	$13,000	$12,992
0.28%, 6/6/16	14,000	13,993
0.61%, 2/10/17	30,000	29,842

FHLB Notes, 0.52%, 4/1/16 (2)	6,000	6,000
0.39%, 4/17/16 (2)	15,000	15,000
0.42%, 4/21/16 (2)	9,000	9,000
0.43%, 4/21/16 (2)	4,000	4,000
0.38%, 4/23/16 (2)	40,000	40,000
0.38%, 4/24/16 (2)	2,000	2,000
0.42%, 4/25/16 (2)	94,600	94,599
0.37%, 4/26/16 (2)	20,000	20,000
0.40%, 4/27/16 (2)	9,000	9,000
0.49%, 5/7/16 (2)	6,000	5,999
0.49%, 5/10/16 (2)	12,000	11,998
0.48%, 5/13/16 (2)	10,000	9,999
0.48%, 5/17/16 (2)	25,000	24,997
0.62%, 5/22/16 (2)	5,000	5,000
		633,583

Federal Home Loan Mortgage Corporation – 6.4%

FHLMC Bond, 0.75%, 3/9/17	22,000	22,000

FHLMC Discount Note, 0.36%, 4/20/16	12,000	11,998

FHLMC Notes, 0.43%, 4/12/16 (2)	9,000	9,001
0.44%, 4/12/16 (2)	5,000	4,999
0.44%, 4/13/16 (2)	5,000	5,000
0.39%, 4/17/16 (2)	10,000	10,000
0.44%, 4/20/16 (2)	100,000	99,984
0.56%, 4/21/16 (2)	14,000	13,998
0.47%, 4/27/16 (2)	38,000	37,992
		214,972

Federal National Mortgage Association – 4.1%

FNMA Bond, 5.00%, 2/13/17	16,000	16,583

FNMA Discount Note, 0.37%, 5/2/16	110,026	109,988

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 43.7% (1) – continued

Federal National Mortgage Association – 4.1% – continued

FNMA Notes, 0.45%, 4/8/16 (2)	$11,000	$10,999
		137,570
Total U.S. Government Agencies
(Cost $1,467,556)		1,467,556

U.S. GOVERNMENT OBLIGATIONS – 11.5%

U.S. Treasury Bills – 4.2%
0.34%, 5/26/16	16,000	15,992
0.51%, 6/9/16	35,000	34,965
0.33%, 6/16/16	50,000	49,965
0.50%, 6/23/16	34,000	33,961
0.67%, 3/2/17	7,000	6,957
		141,840

U.S. Treasury Notes – 7.3%
0.37%, 4/1/16 (2)	3,000	3,000
0.57%, 4/1/16 (2)	7,000	7,006
0.38%, 4/1/16 (2)	33,000	32,986
0.50%, 8/31/16	25,000	25,019
1.00%, 8/31/16	8,000	8,021
1.00%, 10/31/16	27,000	27,062
0.63%, 11/15/16	17,000	17,002
4.63%, 11/15/16	35,000	35,839
0.50%, 11/30/16	40,000	39,983
0.88%, 11/30/16	14,000	14,025
0.75%, 1/15/17	34,000	34,023
		243,966
Total U.S. Government Obligations
(Cost $385,806)		385,806

Investments, at Amortized Cost
($1,853,362)		1,853,362

REPURCHASE AGREEMENTS – 44.8%

Joint Repurchase Agreements – 1.0% (3),(4)

Bank of America Securities LLC, dated 3/31/16, repurchase price $17,226 0.25%, 4/7/16	17,225	17,225

Societe Generale, New York Branch, dated 3/31/16, repurchase price $17,226 0.32%, 4/7/16	17,225	17,225
		34,450

See Notes to the Financial Statements.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 44.8% – continued

Repurchase Agreements – 43.8% (5)

Bank of America N.A., dated 3/31/16, repurchase price $360,003 0.31%, 4/1/16	$360,000	$360,000

BNP Paribas S.A., dated 3/31/16, repurchase price $100,001 0.30%, 4/1/16	100,000	100,000

BNP Paribas S.A., dated 3/31/16, repurchase price $155,001 0.31%, 4/1/16	155,000	155,000

BNP Paribas S.A., dated 3/7/16, repurchase price $100,067 0.38%, 5/9/16	100,000	100,000

Citigroup Global Markets, Inc., dated 3/31/16, repurchase price $45,817 0.31%, 4/1/16	45,817	45,817

Goldman Sachs & Co., dated 3/31/16, repurchase price $335,003 0.30%, 4/1/16	335,000	335,000

Mizuho Securities USA, Inc., dated 3/29/16, repurchase price $175,011 0.32%, 4/5/16	175,000	175,000

Societe Generale, New York Branch, dated 3/31/16, repurchase price $200,002 0.33%, 4/1/16	200,000	200,000
		1,470,817
Total Repurchase Agreements
(Cost $1,505,267)		1,505,267

Total Investments – 100.0%
(Cost $3,358,629) (6)		3,358,629

Other Assets less Liabilities – 0.0%		1,132
NET ASSETS – 100.0%		$3,359,761

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$14,291	3.13%	8/15/44
U.S. Treasury Notes	$20,901	0.13%	4/15/18 – 1/15/22
Total	$35,192

(4)	Interest rates are reset daily and interest is payable monthly.

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$ 559,387	2.48% – 6.50%	12/1/17 – 11/1/44
FNMA	$ 300,555	0.00% – 7.00%	10/26/17 – 10/1/48
GNMA	$ 230,682	1.75% – 4.50%	1/20/27 – 6/15/56
U.S. Treasury Bills	$ 1	0.14% – 0.61%	5/26/16 – 3/30/17
U.S. Treasury Bonds	$ 15,490	1.92% – 8.88%	8/15/17 – 11/15/39
U.S. Treasury Notes	$ 404,531	0.63% – 3.63%	7/15/16 – 3/31/23
U.S. Treasury Strips	$ 1	1.78% – 1.87%	2/15/26 – 8/15/28
Total	$1,510,647

(6)	The cost for federal income tax purposes was approximately $3,358,629,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2016:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Money Market Fund (1)	$–	$3,358,629	$–	$3,358,629

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued	MARCH 31, 2016

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

See Notes to the Financial Statements.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 63.1% (1)

Federal Farm Credit Bank – 17.0%

FFCB Discount Notes, 0.15%, 4/1/16	$15,000	$15,000
0.34%, 5/9/16	8,000	7,997
0.40%, 5/12/16	7,000	6,997
0.36%, 5/25/16	4,000	3,998
0.37%, 6/10/16	5,000	4,996
0.38%, 6/15/16	5,000	4,996
0.39%, 6/16/16	7,000	6,994
0.39%, 6/22/16	5,000	4,996
0.39%, 6/29/16	4,000	3,996
0.47%, 7/11/16	5,000	4,994
0.30%, 7/22/16	8,000	7,993
0.32%, 7/26/16	10,000	9,990
0.41%, 7/27/16	4,000	3,995
0.42%, 8/2/16	8,000	7,989
0.32%, 8/5/16	7,000	6,992
0.51%, 8/5/16	4,000	3,993
0.35%, 8/26/16	4,000	3,994
0.44%, 8/30/16	4,000	3,993
0.37%, 9/1/16	11,000	10,983
0.35%, 9/2/16	7,000	6,990
0.61%, 9/8/16	4,000	3,989
0.63%, 9/20/16	4,000	3,988
0.57%, 9/27/16	6,000	5,983
0.38%, 9/28/16	4,000	3,993
0.57%, 9/29/16	3,000	2,992
0.63%, 10/4/16	7,000	6,978
0.73%, 10/4/16	25,000	24,907
0.39%, 10/7/16	5,000	4,990
0.59%, 10/13/16	6,000	5,981
0.38%, 10/18/16	7,000	6,986
0.44%, 10/21/16	6,500	6,484
0.61%, 10/27/16	9,000	8,969
0.45%, 11/1/16	6,500	6,483
0.51%, 11/2/16	5,000	4,985
0.64%, 11/18/16	5,000	4,980
0.63%, 12/14/16	4,000	3,982
0.58%, 12/20/16	4,000	3,983
0.67%, 1/23/17	8,000	7,956
0.68%, 2/7/17	14,000	13,919
0.71%, 2/7/17	5,000	4,970
0.74%, 2/14/17	9,000	8,942
0.74%, 2/17/17	8,000	7,948
0.69%, 2/22/17	13,000	12,920

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 63.1% (1) – continued

Federal Farm Credit Bank – 17.0% – continued

FFCB Notes, 0.41%, 4/1/16 (2)	$15,000	$15,000
0.45%, 4/1/16 (2)	37,000	37,003
0.44%, 4/2/16 (2)	15,000	14,999
0.47%, 4/2/16 (2)	4,000	4,000
0.43%, 4/4/16 (2)	18,000	17,999
0.57%, 4/5/16 (2)	21,000	20,988
0.40%, 4/6/16 (3)	14,000	14,000
0.42%, 4/6/16 (2)	5,000	5,000
0.46%, 4/6/16 (2)	10,000	10,005
0.40%, 4/7/16 (2)	5,000	5,000
0.61%, 4/8/16 (2)	6,000	5,999
0.43%, 4/9/16 (2)	52,000	51,996
0.43%, 4/10/16 (2)	10,000	9,999
0.59%, 4/12/16 (2)	8,000	7,998
0.42%, 4/18/16 (2)	10,000	10,000
0.40%, 4/20/16 (3)	28,000	28,000
0.45%, 4/20/16 (2)	10,000	10,001
0.42%, 4/22/16 (2)	22,000	21,999
0.46%, 4/22/16 (2)	27,000	26,946
0.41%, 4/24/16 (2)	5,000	4,999
0.41%, 4/26/16 (2)	8,000	8,000
0.45%, 4/27/16 (2)	7,000	6,983
0.38%, 4/28/16 (2)	11,000	11,000
0.51%, 6/30/16 (2)	13,000	13,000
		660,098

Federal Home Loan Bank – 40.4%

FHLB Bonds, 0.33%, 4/1/16	5,000	5,000
0.22%, 4/15/16	37,000	36,999
0.51%, 9/2/16	20,000	19,997
4.75%, 12/16/16	8,000	8,235

FHLB Discount Notes, 0.34%, 4/7/16	27,000	26,998
0.34%, 4/8/16	30,000	29,998
0.34%, 4/11/16	30,000	29,997
0.35%, 4/11/16	35,000	34,997
0.36%, 4/11/16	49,000	48,995
0.38%, 5/2/16	37,000	36,988
0.37%, 5/3/16	94,000	93,969
0.38%, 5/3/16	26,000	25,991
0.42%, 5/4/16	34,000	33,987
0.42%, 5/6/16	65,000	64,974
0.38%, 5/9/16	18,000	17,993

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 63.1% (1) – continued

Federal Home Loan Bank – 40.4% – continued
0.39%, 5/11/16	$13,000	$12,994
0.40%, 5/11/16	30,000	29,987
0.40%, 5/13/16	37,000	36,983
0.40%, 5/26/16	27,000	26,984
0.40%, 6/1/16	214,000	213,857
0.39%, 6/8/16	40,000	39,971
0.40%, 6/8/16	25,000	24,982
0.39%, 6/10/16	101,000	100,923
0.40%, 6/10/16	25,000	24,981
0.39%, 6/13/16	40,000	39,968
0.51%, 6/13/16	65,000	64,934
0.39%, 6/15/16	80,000	79,935
0.61%, 2/10/17	6,000	5,969

FHLB Notes, 0.44%, 4/2/16 (2)	10,000	10,000
0.39%, 4/17/16 (2)	30,000	30,000
0.39%, 4/18/16 (2)	35,000	35,000
0.42%, 4/21/16 (2)	19,000	19,000
0.38%, 4/23/16 (2)	29,000	29,000
0.37%, 4/26/16 (2)	35,000	35,000
0.40%, 4/27/16 (2)	18,000	18,000
0.42%, 4/28/16 (2)	11,000	11,000
0.49%, 5/7/16 (2)	33,000	32,996
0.49%, 5/10/16 (2)	49,000	48,993
0.48%, 5/13/16 (2)	20,000	19,997
0.48%, 5/17/16 (2)	50,000	49,993
0.62%, 5/22/16 (2)	10,000	10,000
0.52%, 5/26/16 (2)	6,000	6,000
		1,572,565

Tennessee Valley Authority – 5.7%

TVA Discount Notes, 0.30%, 4/5/16	170,000	169,994
0.29%, 4/19/16	13,000	12,998
0.27%, 4/26/16	38,000	37,993
		220,985
Total U.S. Government Agencies
(Cost $2,453,648)		2,453,648

U.S. GOVERNMENT OBLIGATIONS – 12.9%

U.S. Treasury Bills – 4.9%
0.27%, 4/21/16	25,000	24,996
0.34%, 5/26/16	18,000	17,991
0.33%, 6/16/16	103,000	102,928

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 12.9% – continued

U.S. Treasury Bills – 4.9% – continued
0.50%, 6/23/16	$12,000	$11,986
0.51%, 6/30/16	25,000	24,968
0.67%, 3/2/17	7,000	6,957
		189,826

U.S. Treasury Notes – 8.0%
0.37%, 4/1/16 (2)	12,000	12,000
0.38%, 4/1/16 (2)	16,000	15,994
0.57%, 4/1/16 (2)	48,000	48,031
1.00%, 8/31/16	8,000	8,021
1.00%, 10/31/16	30,000	30,069
0.63%, 11/15/16	20,000	20,002
4.63%, 11/15/16	95,000	97,278
0.50%, 11/30/16	42,000	41,981
0.75%, 1/15/17	38,000	38,026
		311,402
Total U.S. Government Obligations
(Cost $501,228)		501,228

Investments, at Amortized Cost
($2,954,876)		2,954,876

REPURCHASE AGREEMENTS – 23.9%

Repurchase Agreements – 23.9% (4)

Bank of America N.A., dated 3/31/16, repurchase price $150,001 0.31%, 4/1/16	150,000	150,000

Citigroup Global Markets, Inc., dated 3/31/16, repurchase price $100,001 0.33%, 4/1/16	100,000	100,000

Citigroup Global Markets, Inc., dated 3/31/16, repurchase price $31,125 0.31%, 4/1/16	31,125	31,125

Mizuho Securities USA, Inc., dated 3/31/16, repurchase price $650,006 0.34%, 4/1/16	650,000	650,000
		931,125
Total Repurchase Agreements
(Cost $931,125)		931,125

Total Investments – 99.9%
(Cost $3,886,001) (5)		3,886,001

Other Assets less Liabilities – 0.1%		1,949
NET ASSETS – 100.0%		$3,887,950

See Notes to the Financial Statements.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Variable rate security. Rate as of March 31, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$293,533	2.47% – 4.50%	6/1/2024 – 1/1/2046
FNMA	$518,133	2.27% – 8.00%	3/1/2028 – 4/1/2045
GNMA	$32,200	2.00% – 4.50%	8/15/2036 – 3/20/2046
U.S. Treasury Bonds	$10,000	1.95% – 7.13%	2/15/2023 – 2/15/2032
U.S. Treasury Notes	$103,845	0.13% – 1.88%	7/31/2017 – 1/15/2022
TVA	$306	4.30% – 4.88%	6/15/2041 – 1/15/2048
Total	$958,017

(5)	The cost for federal income tax purposes was approximately $3,886,001,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2016:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Money Market Fund (1)	$–	$3,886,001	$–	$3,886,001

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

TVA – Tennessee Valley Authority

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2016, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the California Municipal Money Market Fund, which is a non-diversified portfolio. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the California Municipal Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under the terms of a master repurchase

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MARCH 31, 2016

agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and liquidity feature which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Funds may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), each Fund and other Funds of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2016, as reflected in their accompanying Schedules of Investments.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of March 31, 2016, the Funds have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following tables present the repurchase agreements, which are subject to netting agreements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT
Money Market	Bank of America	$32,256	$(32,256)	$—
	Citigroup	225,483	(225,483)	—
	Federal Reserve	100,000	(100,000)	—
	Goldman Sachs	55,000	(55,000)	—
	HSBC Securities	40,000	(40,000)	—
	JPMorgan	140,000	(140,000)	—
	Merrill Lynch	150,000	(150,000)	—
	Scotia Capital	110,000	(110,000)	—
	Societe Generale	77,256	(77,256)	—
	Total	$929,995	$(929,995)	$—

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT
U.S. Government Money Market	Bank of America	$377,225	$(377,225)	$—
	BNP Paribas	355,000	(355,000)	—
	Citigroup	45,817	(45,817)	—
	Goldman Sachs	335,000	(335,000)	—
	Mizuho	175,000	(175,000)	—
	Societe Generale	217,225	(217,225)	—
	Total	$1,505,267	$(1,505,267)	$—
U.S. Government Select Money Market	Bank of America	$150,000	$(150,000)	$—
	Citigroup	131,125	(131,125)	—
	Mizuho	650,000	(650,000)	—
	Total	$931,125	$(931,125)	$—

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain Funds may receive dividend income from investment companies. Dividend income, if any, is recognized on the ex-dividend date. The California Municipal Money Market Fund’s and Municipal Money Market Fund’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all the Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the net asset value (“NAV”) of the Funds.

At March 31, 2016, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES
Money Market	$25	$(25)
Municipal Money Market	14	(14)
U.S. Government Money Market	13	(13)
U.S. Government Select Money Market	19	(19)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

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MARCH 31, 2016

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The California Municipal Money Market Fund incurred capital losses of approximately $9,000 short-term, during the fiscal year ended March 31, 2016 that will be carried forward indefinitely under the provision of the Act.

During the tax year ended March 31, 2016, the Money Market Fund utilized approximately $8,455,000 in capital loss carryforwards.

At March 31, 2016, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Money Market	$ —	$1,604	$3
Municipal Money Market	170	201	622
U.S. Government Money Market	—	114	—
U.S. Government Select Money Market	—	175	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
California Municipal Money Market	$40	$ —	$ —
Money Market	—	2,420	5
Municipal Money Market	441	144	469
U.S. Government Money Market	—	261	—
U.S. Government Select Money Market	—	447	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
California Municipal Money Market	$43	$ —	$ —
Money Market	—	786	—
Municipal Money Market	654	150	383
U.S. Government Money Market	—	146	—
U.S. Government Select Money Market	—	351	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2016, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2013 through March 31, 2015 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2016.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2016.

4. BANK BORROWINGS

The Trust entered into a $250,000,000 senior unsecured revolving credit facility on November 24, 2014, which was administered by JPMorgan Chase Bank, N.A., for liquidity and

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NOTES TO THE FINANCIAL STATEMENTS continued

other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which was included in Other expenses on the Statements of Operations. The Credit Facility expired on November 23, 2015.

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank, N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2016.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses contractually reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2016, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEE	EXPENSE LIMITATIONS
California Municipal Money Market	0.33%	0.35%
Money Market	0.33%	0.35%
Municipal Money Market	0.33%	0.35%
U.S. Government Money Market	0.33%	0.35%
U.S. Government Select Money Market	0.33%	0.35%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2016. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, in order to avoid a negative yield, NTI may reimburse additional expenses or waive advisory fees of a Fund, as necessary. Any such expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2016, NTI voluntarily reimbursed fees to avoid a negative yield for the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund. The amounts voluntarily reimbursed by NTI are included in Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations and the amounts outstanding at March 31, 2016 are included as part of Receivable from affiliates for expense reimbursements in the Statements of Assets and Liabilities. Any such reimbursement or waiver is paid monthly to the Funds by NTI.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern

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MARCH 31, 2016

Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

For the fiscal year ended March 31, 2016, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES*
California Municipal Money Market	$492,810	$(462,425)
Money Market	512,750	(412,350)
Municipal Money Market	2,837,110	(2,848,550)

*	During fiscal year ended March 31, 2016, the realized gain (loss) associated with these transactions is zero.

On June 26, 2015, Northern Trust Corporation, the parent company of NTI, voluntarily made a cash contribution of approximately $8,190,000 to the Money Market Fund to offset legacy net capital losses realized by the Money Market Fund in certain securities. The contribution is shown on the Money Market Fund’s Statements of Operations, Statements of Changes in Net Assets and Financial Highlights as “Net increase from payment by affiliate”.

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$1,780,383	$11	$(1,872,240)	$(91,846)
Money Market	27,672,691	529	(28,964,626)	(1,291,406)
Municipal Money Market	23,659,801	138	(24,273,238)	(613,299)
U.S. Government Money Market	7,286,627	130	(5,690,673)	1,596,084
U.S. Government Select Money Market	12,973,604	92	(12,445,433)	528,263

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2016

Transactions in capital shares for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$2,231,513	$12	$(2,209,760)	$21,765
Money Market	26,919,907	291	(26,054,732)	865,466
Municipal Money Market	24,413,150	205	(24,567,476)	(154,121)
U.S. Government Money Market	5,851,961	44	(5,471,812)	380,193
U.S. Government Select Money Market	11,620,412	80	(11,987,836)	(367,344)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), five separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 24, 2016

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MONEY MARKET FUNDS

ADDITIONAL INFORMATION	MARCH 31, 2016 (UNAUDITED)

OTHER MATTERS

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act which currently govern the operations of the Funds. The new rules represent a substantial change for the industry, and they vary based on the type of fund and investor. The rules provide a distinction between retail and institutional money market funds. To be considered a retail fund, the fund must maintain policies and procedures reasonably designed to limit all beneficial owners of the fund to “natural persons.” The new requirements include:

•

Government funds are required to invest at least 99.5% of their total assets (previously 80%) in cash, U.S. government securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and/or repurchase agreements “collateralized fully” by cash or U.S. government securities.

•

Floating NAV – Only institutional prime and institutional municipal/tax-exempt funds will be required to move to a floating NAV. Funds subject to this requirement will need to round daily NAVs to the fourth decimal point (e.g., $1.0000), rather than the current practice whereby NAVs are fixed at $1.00 per share.

•

Liquidity fees and redemption gates – Under the new rules, all money market funds (except for government money market funds, for which liquidity fees and gates are optional) may impose fees or temporarily suspend redemptions if the fund’s level of weekly liquid assets falls below a certain threshold:

•

If a fund’s weekly liquid assets fall below 30%, the board would be allowed to impose a liquidity fee of up to 2% on all redemptions and/or suspend investor redemptions for up to 10 business days during any 90-day period.

•	If a fund’s weekly liquid assets fall below 10%, the board is required to impose a 1% liquidity fee unless the board determines to impose a different fee or no fee.

•	In addition, all money market funds are subject to new diversification and enhanced stress-testing requirements, along with enhanced disclosure and reporting requirements.

Effective September 30, 2015, the U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund each seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities. Subject to the foregoing 99.5% investment strategy requirement, under normal circumstances, the U.S. Government Select Money Market Fund will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation.

In order to provide market participants adequate time to prepare for these changes, the compliance date for the amendments relating to government fund investment thresholds, floating NAV and liquidity fees and redemption gates is October 14, 2016, while shorter compliance periods apply to other money market fund reforms. Shareholders will be notified of changes to the Funds that result from the money market reforms.

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MONEY MARKET FUNDS

TAX AND DISTRIBUTION INFORMATION	MARCH 31, 2016 (UNAUDITED)

During the fiscal year ended March 31, 2016, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 100% and Municipal Money Market 77.29%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person as Qualified Interest Income (QII), for tax years after December 31, 2004. The following funds designated QII for the fiscal year ended March 31, 2016: The Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund.

The Funds designate the maximum amount required to be distributed as long-term capital gain under Internal Revenue Code Section 852(b)(2)(3).

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2015, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
20%
Municipal Money Market	0.000083

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2016:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Money Market	$3
Municipal Money Market	622

DISTRIBUTION CONSIDERATIONS (ALL FUNDS)

DISTRIBUTION CALCULATION: Maturity Distribution is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations.

MATURITY DISTRIBUTION: The data is measured using the lower of the stated maturity date or next interest rate reset date.

NORTHERN FUNDS ANNUAL REPORT	63	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2016 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2015 - 3/31/2016” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.05%	$1,000.00	$1,000.10	$0.25
Hypothetical**	0.05%	$1,000.00	$1,024.75	$0.25

MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.31%	$1,000.00	$1,000.50	$1.55
Hypothetical**	0.31%	$1,000.00	$1,023.45	$1.57

MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.55	$0.46

U.S. GOVERNMENT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.27%	$1,000.00	$1,000.10	$1.35
Hypothetical	0.27%	$1,000.00	$1,023.65	$1.37

U.S. GOVERNMENT SELECT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.27%	$1,000.00	$1,000.10	$1.35
Hypothetical**	0.27%	$1,000.00	$1,023.65	$1.37

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

MONEY MARKET FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2016 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•  Executive Vice President of Fee Based Services, American Express Company from 2010 to 2016;

•  Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•  CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•  CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

NORTHERN FUNDS ANNUAL REPORT	65	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Director, Miami Corporation since November 2015;

•  Trustee of Rush University Medical Center since November 2009.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 1998	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

MONEY MARKET FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2016 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company from 2011 to 2014; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2015

•  Chief Compliance Officer for 50 South Capital Advisors, LLC, Alpha Core Strategies Fund, Equity Long/Short Opportunities Fund and FlexShares Trust since 2015; Chief Compliance Officer from 2007 to 2015 for Mesirow Advanced Strategies.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

NORTHERN FUNDS ANNUAL REPORT	67	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Vice President at The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President at The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

MONEY MARKET FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	69	MONEY MARKET FUNDS

MONEY MARKET FUNDS

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MONEY MARKET FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY

    MARKET FUND1,2,3,4,5

MONEY MARKET FUND1,2

MUNICIPAL MONEY MARKET FUND1,2,3

U.S. GOVERNMENT MONEY

    MARKET FUND1,2,6

U.S. GOVERNMENT SELECT

    MONEY MARKET FUND1,2,6

INVESTMENT CONSIDERATIONS

1 Interest Rate Risk: During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

2 Money Market Fund Risk: The Fund may not be able to maintain a stable net asset value (“NAV”) per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

3 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

4 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

5 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

6 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT	71	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at www.northernfunds.com or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

12	STATEMENTS OF ASSETS AND LIABILITIES

14	STATEMENTS OF OPERATIONS

16	STATEMENTS OF CHANGES IN NET ASSETS

18	FINANCIAL HIGHLIGHTS

27	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

27	MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Ticker Symbol: NMMEX

35	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Ticker Symbol: NMFIX

38	MULTI-MANAGER GLOBAL REAL ESTATE FUND
Ticker Symbol: NMMGX

41	MULTI-MANAGER INTERNATIONAL EQUITY FUND
Ticker Symbol: NMIEX

49	MULTI-MANAGER LARGE CAP FUND
Ticker Symbol: NMMLX

53	MULTI-MANAGER MID CAP FUND
Ticker Symbol: NMMCX

58	MULTI-MANAGER SMALL CAP FUND
Ticker Symbol: NMMSX

FIXED INCOME FUNDS

64	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Ticker Symbol: NMEDX

75	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Ticker Symbol: NMHYX

95	NOTES TO THE FINANCIAL STATEMENTS

112	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

113	TAX INFORMATION

114	FUND EXPENSES

116	TRUSTEES AND OFFICERS

123	INVESTMENT CONSIDERATIONS

124	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance reflects any fee waivers and reimbursements in effect. In their absence, performance would be reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging markets were volatile during the 12-month reporting period ended March 31, 2016, experiencing significant declines in 2015, with an uptick in the first quarter of 2016. For the one-year period ended March 31, 2016, the MSCI Emerging Markets IndexSM returned -12.03%, underperforming developed equity markets. Returns were challenged throughout the asset class, with the financials, telecom and industrial sectors the hardest hit. Consumer staples represented the top-performing sector during the period, returning -5%. From a regional perspective, China was down significantly over the period, falling more than 18%.

The Multi-Manager Emerging Markets Equity Fund performed in line with the MSCI Emerging Markets Index for the same period, with a return of -12.11%. Stock selection benefited relative performance, particularly within the technology and financial sectors. Performance was weaker among materials and consumer staples companies. The Fund ended the period overweight technology and consumer discretionary while underweight financials and energy. The Fund benefited from its underweight to China as this market came under significant pressure. Stock selection within China was positive. Conversely, Fund positions in Brazil underperformed the market.

Sub-adviser Oaktree had the most material negative impact on relative performance during the period. Oaktree’s value orientation represented a headwind to results as the value factor was significantly out of favor during the majority of the reporting period. In addition, issues in Brazil and Russia weighed on Oaktree’s results. Sub-adviser Pzena was the most significant positive contributor, buoyed by a strong first quarter of 2016. Like Pzena, sub-adviser Westwood had a challenging 2015, but posted a positive 12-month period due to a strong first quarter of 2016.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 11/19/08
MULTI-MANAGER EMERGING MARKETS EQUITY	–12.11%	–4.62%	–3.50%	11.21%
MSCI EMERGING MARKETS INDEXSM	–12.03	–4.50	–4.13	10.14

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 123.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The global listed infrastructure segment as measured by the S&P Global Listed Infrastructure Index returned -3.00% for the 12-month reporting period ended March 31, 2016. Airport services and electric utilities were the strongest industries during the period, while oil & gas and marine ports declined. On a regional basis, North America was down significantly, while the UK was the strongest region within the segment.

The Multi-Manager Global Listed Infrastructure Fund outperformed its benchmark for the reporting period with a return of -1.80%. The Fund’s European exposure added value; at the same time, holdings in the North America energy complex represented a significant drag on returns as the energy sector was under significant pressure through most of the period. Among the sub-advisers, Lazard provided the strongest results, based on stock selection and sector allocation. Lazard’s typical underweight to oil and gas was favorable during the period. In contrast, Brookfield struggled to add value during the past 12 months, as their securities within the energy segment declined. Brookfield has sought to diversify their portfolio in other parts of the market as energy markets have been challenged.

The Fund remains ahead of its benchmark since inception through March 31, 2016 with a return of 8.27%, compared with the S&P Global Listed Infrastructure Index return of 6.95%. It is important to note that the S&P Global Listed Infrastructure Index has only 75 names and is concentrated by industry. As a result, the Fund may appear to be out of step with the benchmark in a short- to medium-term period. However, both of the Fund’s sub-advisers have a long history of adding value within the global listed infrastructure strategy, and although past performance is no guarantee of future performance, we expect this to continue.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION 9/18/12
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	–1.80%	6.48%	8.27%
S&P GLOBAL INFRASTRUCTURE INDEX	–3.00	5.89	6.95

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global equity markets traded down during the 12-month reporting period ended March 31, 2016. U.S. equities delivered some of the best results, with the Russell 1000® Index showing a modest gain of 0.50%. Global real estate securities were resilient during the period, as investors were attracted to the yield and cash flows associated with the sector. During the reporting period, global real estate securities as measured by the FTSE® EPRA®/NAREIT® Global Index returned -0.21%. The UK declined the most, over 7%, while Continental Europe registered gains. Homebuilding and hotel REITs were the bottom performers during the period, while health care, residential and certain specialized REITs delivered strong results.

The Multi-Manager Global Real Estate Fund returned -1.46%, compared with the FTSE® EPRA®/NAREIT® Global Index benchmark return of -0.21% for the one-year period ending March 31, 2016. Although the Fund benefited from its overall positioning, security selection detracted. Security selection in North American retail and office real estate securities represented a drag on results. The Fund also underperformed among European operating companies.

At the sub-adviser level, Delaware contributed positively to results, while the higher risk portfolio of Brookfield was a detractor. Brookfield’s portfolio was particularly challenged within North America. Despite a challenging period, we expect the Brookfield strategy to provide long-term value to the Fund. Due to the higher active risk profile and the concentrated nature of the strategy, we expected some volatility in their results. Brookfield’s team and strategy has a demonstrated record of success and, although past performance is no guarantee of future results, we expect they will add value over time.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 11/19/08
MULTI-MANAGER GLOBAL REAL ESTATE	–1.46%	3.83%	6.26%	15.23%
FTSE®EPRA®/NAREIT® GLOBAL INDEX	–0.21	4.30	6.74	15.60

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE®EPRA®/NAREIT® Global Index is a free-float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 123.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Non-U.S. equity markets struggled during the 12-month reporting period ended March 31, 2016, with the MSCI ACWI® ex-USA Index returning -9.19% for the same period. All major regions and most sectors saw declines. Emerging markets were particularly weak, down more than 11%. Japan performed best on a relative basis, declining only 7%. From a sector perspective, the more defensive consumer staples sector registered gains, and was up more than 5%. All other sectors were negative, with the worst performance occurring in the financials, materials and industrial sectors.

The Multi-Manager International Equity Fund returned -9.77% for the reporting period, lagging the -9.19% return of the benchmark. The Fund benefited from its underweight exposure to emerging markets and overweight to North America. The Fund also saw strong stock selection in the financials and health care sectors. However, these gains were offset by weakness among materials stocks.

During the reporting period, we made one sub-adviser change. Northern Cross was removed as a sub-adviser and replaced by WCM Investment Management. WCM manages a concentrated portfolio of high quality, industry-leading companies with exceptional management teams and sound business models. The WCM portfolio provides a strong complement to the other sub-advisers in the Fund. We continue to evaluate the Fund and sub-advisers to assess whether additional changes are warranted.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 06/22/06
MULTI-MANAGER INTERNATIONAL EQUITY	–9.77%	–0.50%	–0.09%	1.15%
MSCI ACWI® EX-USA INDEX	–9.19	0.32	0.31	2.45

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI® Ex-USA Index is a free-float adjusted market capitalization index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. markets managed a slightly positive return during the 12-month reporting period ended March 31, 2016. The Russell 1000® Index, which includes large- and mid-cap U.S. stocks, returned 0.50% for the period. Positive returns were concentrated within the largest stocks in the benchmark, as both mid- and small-cap securities saw material declines. From a sector perspective, the more traditionally defensive areas of utilities, telecom and consumer staples delivered double-digit gains. The energy sector registered significant declines on continued weakness in oil prices. Other cyclically-oriented sectors such as materials also declined. From a style perspective, growth continued to outperform value, with the Russell 1000® Growth Index returning 2.52%, compared with the Russell 1000® Value Index return of -1.54%.

During the period, the Multi-Manager Large Cap Fund returned -1.43%, for the 12-month period ended, March 31, 2016, compared with the Russell 1000® Index return of 0.50%. The Fund benefited from its sector positioning, based on overweights to consumer and technology stocks. However, stock selection represented a drag on performance due to negative returns in the technology and energy sectors.

Sub-adviser WestEnd was the primary driver of the Fund’s underperformance during the period. WestEnd’s portfolio is highly concentrated by sector, as the manager focuses its investments in sectors where they believe the economic backdrop is favorable. WestEnd was allocated primarily within technology, consumer and health care stocks. While this positioning was favorable during the period, certain stocks within the sectors were material underperformers. Jennison Associates also underperformed during the period, largely due to the first quarter of 2016, where a significant market sell-off early in the year negatively impacted the Fund’s performance. Sub-adviser Delaware continued to add incremental value to the Fund.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 10/17/07
MULTI-MANAGER LARGE CAP	–1.43%	9.92%	9.09%	5.04%
RUSSELL 1000® INDEX	0.50	11.52	11.35	5.89

Performance reflects contractual expense fee reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 123.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Overall, U.S. markets managed a slightly positive return during the 12-month period ended March 31, 2016. However, mid-cap securities declined, with the Russell Midcap® Index returning -4.04% for the 12-month period. From a sector perspective, the more traditionally defensive areas of utilities and consumer staples delivered the strongest results. The energy sector saw significant declines on continued weakness in oil prices. Other cyclically-oriented sectors such as materials also declined. From a style perspective, value outperformed growth by a small margin, largely driven by strong results from the value segment during the first quarter of 2016. For the 12-month period, the Russell Midcap® Value Index returned -3.39%, compared with the Russell Midcap® Growth Index return of -4.75%.

The Multi-Manager Mid Cap Fund returned -7.97% for the reporting period, underperforming its benchmark, the Russell Midcap® Index return of -4.04%. The Fund’s material underweight to utilities and overweight to health care both represented headwinds to results. In addition, stock selection in the consumer discretionary, financials and materials sectors detracted. Results were favorable among technology companies.

During the period, we made one sub-adviser change. Systematic Financial was removed and replaced by Vaughan Nelson. The sub-adviser Vaughan Nelson employs a mid-cap value strategy with a relative value focus, providing opportunities to invest in companies at valuations materially below their long-term intrinsic value. The strategy is expected to fully participate in up markets while providing modest downside protection. In our view Vaughan Nelson provides a strong complement to the Fund’s other two sub-advisers.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 06/22/06
MULTI-MANAGER MID CAP	–7.97%	6.97%	7.28%	6.73%
RUSSELL MIDCAP® INDEX	–4.04	10.45	10.30	8.24

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell MidCap® Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000® Index.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Overall, U.S. markets managed a slightly positive return during the 12-month reporting period ended March 31, 2016. However, small-cap stocks posted declines, with the Russell 2000® Index returning -9.76% for the period. From a sector perspective, the more traditionally defensive market segments of utilities, telecom and consumer staples delivered the most favorable results. Conversely, the energy sector registered significant declines on continued weakness in oil prices. Other cyclically-oriented sectors including materials posted negative returns. Biotechnology stocks within the health care segment also declined. From a style perspective, value outperformed growth, with the Russell 2000® Value Index returning -7.72%, compared with the Russell 2000® Growth Index return of -11.84%.

In a difficult period for small-cap stocks, the Multi-Manager Small Cap Fund outperformed its benchmark with a return of -6.89%, compared with the Russell 2000® Index return of -9.76%. Favorable stock selection drove outperformance during the period. Results were particularly positive within the consumer discretionary, health care, industrials and technology sectors. A lack of exposure to biotechnology stocks added value as those companies sold off.

Sub-adviser performance was within expectations during the period. Summit Creek and Denver Investment Advisers were the two best performers. The higher risk portfolio of Hotchkis and Wiley underperformed. There were no sub-adviser changes during the reporting period.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 06/22/06
MULTI-MANAGER SMALL CAP	–6.89%	7.68%	6.98%	5.47%
RUSSELL 2000® INDEX	–9.76	6.84	7.20	6.51

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 U.S. companies in the Russell 3000® Index, based on market capitalization.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 123.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging market debt continued to experience a high level of volatility during the 12- month reporting period ended March 31, 2016. The Multi-Manager Emerging Markets Debt Opportunity Fund is constructed to provide exposure to a blend of local- and hard-currency emerging market debt, as well as to opportunistically invest in emerging market corporate bonds. During the reporting period, emerging market local bonds posted a negative return of -1.65%. External debt, i.e., debt denominated in U.S. dollars or euros, posted a return of 4.19%. The Fund is benchmarked to a blended index that is equally divided between the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the JP Morgan GBI-EM Index Global Diversified.

The Multi-Manager Emerging Markets Debt Opportunity Fund returned -2.25% for the 12 months ended March 31, 2016, compared with the blended benchmark return of 1.33%. Much of the Fund’s underperformance occurred during the first quarter of 2016, when an overweight position in Venezuela and an underweight to the Malaysian ringgit detracted from results.

The Fund is constructed with two sub-advisers, BlueBay Asset Management and Lazard Asset Management. BlueBay’s fundamental process focuses on bottom-up country analysis and selection. A relative value analysis is employed at the back end of the process to determine trade-offs between potential investments and risk management. Lazard’s top-down approach begins with an assessment of the global macroeconomic environment, followed by bottom-up analysis of individual countries. Both sub-advisers underperformed during the period.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	SINCE INCEPTION 12/3/13
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY	–2.25%	–2.32%
50% JP MORGAN EMBI GLOBAL DIVERSIFIED AND 50% JP MORGAN GBI-EM GLOBAL DIVERSIFIED	1.33	0.71
JP MORGAN EMBI GLOBAL DIVERSIFIED	4.19	6.35
JP MORGAN GBI-EM GLOBAL DIVERSIFIED	–1.65	–4.79

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely weighted USD-denominated emerging markets sovereign bond index. The EMBI Global Diversified has the same instrument composition as the market-capitalization weighted EMBI Global, which includes USD-denominated fixed and floating rate instruments issued by sovereign and quasi-sovereign entities. The EMBI Global Diversified limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond-Emerging Market Index Global Diversified (GBI-EM Global Diversified) tracks the performance of local currency debt issued by emerging market governments. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high yield bond market posted declines during the 12-month reporting period ended March 31, 2016, with the BofA Merrill Lynch U.S. High Yield Master II Constrained Index returning -3.96%. In light of its roughly 14% weight in the energy sector, the high yield market was significantly exposed to the sharp declines in oil prices during the past 12-month reporting period. High yield experienced a sharp rebound late in March 2016 as rising oil prices and positive U.S. economic data encouraged investors. During the first quarter of 2016, the U.S. high yield market returned 3.25%, with most of the gains occurring in March.

For the 12-month period, ended March 31, 2016, the Multi-Manager High Yield Opportunity Fund returned -5.19%, compared with the benchmark return of -3.96%. The Fund’s slightly higher risk profile detracted from relative performance during the period as investors sought relatively safer investments. An overweight to the CCC-rated segment of the marketplace weighed on performance.

From a sub-adviser perspective, Neuberger Berman’s more conservative portfolio performed best. The higher-risk profiles of Loomis Sayles and DDJ struggled during the period. In addition to CCC-rated holdings, both sub-advisers have exposure to the energy complex, which was under pressure through much of the reporting period.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 9/23/09
MULTI-MANAGER HIGH YIELD OPPORTUNITY	–5.19%	0.65%	3.67%	5.92%
BofA MERRILL LYNCH U.S. HY MASTER II CONSTRAINED INDEX	–3.96	1.77	4.71	7.48

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Master II Index, but caps issuers based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Portfolio composition is subject to change.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Information about Investment Considerations can be found on page 123.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

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NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
ASSETS:
Investments, at value	$657,644	$1,140,425	$316,927
Investments in affiliates, at value	12,719	33,842	10,023
Foreign currencies, at value (cost $3,025, $294, $206, $514, $386, respectively)	2,734	294	212
Dividend income receivable	1,975	1,102	1,063
Interest income receivable	–	–	21
Receivable for foreign tax reclaimable	191	1,413	496
Receivable for securities sold	4,372	11,183	2,704
Receivable for variation margin on futures contracts	–	36	–
Receivable for fund shares sold	621	647	19
Receivable from investment adviser	12	6	8
Upfront premiums paid on credit default swap agreements	–	–	–
Unrealized appreciation on currency swap agreements	–	–	–
Unrealized appreciation on interest rate swap agreements	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	–	–	–
Prepaid and other assets	2	2	1
Total Assets	680,270	1,188,950	331,474
LIABILITIES:
Due to custodian	–	–	–
Unrealized depreciation on credit default swap agreements	–	–	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–	–
Payable for securities purchased	2,204	8,494	4,174
Payable for when-issued securities	–	–	–
Payable for variation margin on futures contracts	–	139	–
Payable for fund shares redeemed	671	1,866	249
Payable to affiliates:
Management fees	166	205	65
Custody fees	15	23	9
Shareholder servicing fees	35	2	8
Transfer agent fees	2	3	1
Trustee fees	1	–	–
Accrued other liabilities	110	38	26
Total Liabilities	3,204	10,770	4,532
Net Assets	$677,066	$1,178,180	$326,942
ANALYSIS OF NET ASSETS:
Capital stock	$754,219	$1,187,773	$309,487
Accumulated undistributed net investment income (loss)	(2,492)	23,358	4,768
Accumulated undistributed net realized gain (loss)	(106,080)	(99,406)	(11,881)
Net unrealized appreciation (depreciation)	31,419	66,455	24,568
Net Assets	$677,066	$1,178,180	$326,942
Shares Outstanding ($.0001 par value, unlimited authorization)	44,073	100,151	27,443
Net Asset Value, Redemption and Offering Price Per Share	$15.36	$11.76	$11.91
Investments, at cost	$625,969	$1,074,332	$292,339
Investments in affiliates, at cost	12,719	33,842	10,023

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2016

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$1,374,370	$267,587	$483,414	$105,073	$59,612	$382,858
43,824	5,509	20,299	5,372	4,140	14,598
516	–	–	–	393	–
3,845	307	655	83	1	2
–	–	–	–	994	6,702
5,077	–	–	–	33	–
25,474	5,772	461	494	2,514	2,252
15	–	2	6	–	–
94	20	36	8	212	32
18	6	9	9	3	4
–	–	–	–	38	–
–	–	–	–	11	–
–	–	–	–	13	–
–	–	–	–	319	–
3	1	2	1	1	1
1,453,236	279,202	504,878	111,046	68,284	406,449

–	560	–	–	–	–
–	–	–	–	14	–
–	–	–	–	376	18
3,219	10	–	212	1,304	1,948
–	–	–	–	–	1,283
150	4	–	–	–	–
882	366	765	55	250	687
313	47	94	23	11	66
28	7	8	14	4	10
17	3	19	2	–	2
4	1	1	–	–	1
–	–	4	–	–	–
46	26	25	26	26	26
4,659	1,024	916	332	1,985	4,041
$1,448,577	$278,178	$503,962	$110,714	$66,299	$402,408

$1,542,642	$178,870	$372,943	$85,354	$77,449	$467,186
14,102	117	520	(355)	(2,244)	(2,096)
(160,601)	36,163	24,701	9,759	(8,392)	(31,197)
52,434	63,028	105,798	15,956	(514)	(31,485)
$1,448,577	$278,178	$503,962	$110,714	$66,299	$402,408
154,997	39,718	47,824	16,239	7,454	44,682
$9.35	$7.00	$10.54	$6.82	$8.89	$9.01
$1,322,024	$204,627	$377,808	$89,186	$60,101	$414,332
43,824	5,509	20,299	5,372	4,140	14,598

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	MULTI- MANAGER EMERGING MARKETS EQUITY FUND	MULTI- MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
INVESTMENT INCOME:
Dividend income	$25,858 (1)	$44,275 (1)
Dividend income from investments in affiliates	11	26
Interest income	–	–
Total Investment Income	25,869	44,301
EXPENSES:
Management fees	12,575	11,296
Custody fees	909	1,173
Transfer agent fees	146	189
Registration fees	15	18
Printing fees	35	38
Professional fees	46	47
Shareholder servicing fees	217	20
Trustee fees	18	19
Interest expense	10	–
Other	69	26
Total Expenses	14,040	12,826
Less expenses reimbursed by investment adviser	(908)	(172)
Net Expenses	13,132	12,654
Net Investment Income (Loss)	12,737	31,647
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments (Note 6)	(57,790)	(91,154)
Credit default swap agreements	–	–
Interest rate swap agreements	–	–
Futures contracts	–	704
Foreign currency transactions	(660)	(269)
Net change in unrealized appreciation (depreciation) on:
Investments	(108,484)	27,603
Credit default swap agreements	–	–
Currency swap agreements	–	–
Interest rate swap agreements	–	–
Futures contracts	–	292
Foreign currency translations	25	151
Net Losses	(166,909)	(62,673)
Net Decrease in Net Assets Resulting from Operations	$(154,172)	$(31,026)

(1)	Net of $2,681, $3,176, $476, $4,118, $39, $1 and $52, respectively, in non–reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2016

MULTI- MANAGER GLOBAL REAL ESTATE FUND	MULTI- MANAGER INTERNATIONAL EQUITY FUND	MULTI- MANAGER LARGE CAP FUND	MULTI- MANAGER MID CAP FUND	MULTI- MANAGER SMALL CAP FUND	MULTI- MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI- MANAGER HIGH YIELD OPPORTUNITY FUND

$14,231 (1)	$41,300 (1)	$7,397 (1)	$9,310	$2,061 (1)	$–	$325
10	40	7	13	4	4	17
11	3	1	1	–	5,103 (1)	28,650
14,252	41,343	7,405	9,324	2,065	5,107	28,992

5,871	19,433	3,614	6,442	2,278	731	3,851
539	1,575	88	130	129	113	443
84	257	62	98	32	13	68
19	13	20	18	17	16	22
28	68	21	37	21	21	21
36	58	35	35	36	36	36
55	112	25	170	14	–	16
9	28	9	9	9	9	9
18	–	6	1	5	1	8
45	37	14	26	13	14	14
6,704	21,581	3,894	6,966	2,554	954	4,488
(493)	(1,019)	(180)	(369)	(217)	(141)	(391)
6,211	20,562	3,714	6,597	2,337	813	4,097
8,041	20,781	3,691	2,727	(272)	4,294	24,895

39,774	5,405	71,558	51,659	38,275	(10,846)	(29,826)
–	–	–	–	–	(21)	–
–	–	–	–	–	(57)	–
–	(5,464)	(932)	(1,615)	(493)	–	(59)
(74)	165	–	–	–	(567)	408
(71,123)	(193,547)	(78,471)	(111,883)	(54,951)	3,006	(21,134)
–	–	–	–	–	(14)	–
–	–	–	–	–	11	–
–	–	–	–	–	13	–
–	33	54	(200)	(31)	–	144
149	617	–	–	–	6	(150)
(31,274)	(192,791)	(7,791)	(62,039)	(17,200)	(8,469)	(50,617)
$(23,233)	$(172,010)	$(4,100)	$(59,312)	$(17,472)	$(4,175)	$(25,722)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	MULTI-MANAGER EMERGING MARKETS EQUITY FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND		MULTI-MANAGER GLOBAL REAL ESTATE FUND		MULTI-MANAGER INTERNATIONAL EQUITY FUND
Amounts in thousands	2016	2015	2016	2015	2016	2015	2016	2015
OPERATIONS:
Net investment income (loss)	$12,737	$22,609	$31,647	$28,438	$8,041	$14,530	$20,781	$36,273
Net realized gains (losses) (Note 6)	(58,450)	22,934	(90,719)	37,371	39,700	158,560	106	109,161
Net change in unrealized appreciation (depreciation)	(108,459)	(92,844)	28,046	(67,947)	(70,974)	(69,016)	(192,897)	(202,601)
Net Increase (Decrease) in Net Assets Resulting from Operations	(154,172)	(47,301)	(31,026)	(2,138)	(23,233)	104,074	(172,010)	(57,167)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(450,601)	(629,051)	(169,113)	351,992	(300,930)	(128,239)	(283,176)	(835,649)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(450,601)	(629,051)	(169,113)	351,992	(300,930)	(128,239)	(283,176)	(835,649)
DISTRIBUTIONS PAID:
From net investment income	(13,586)	(17,000)	(25,524)	(24,470)	(15,182)	(15,281)	(12,000)	(44,959)
From net realized gains	(17,875)	–	–	(50,719)	(101,165)	(90,186)	–	–
Return of capital	–	–	–	–	–	–	–	–
Total Distributions Paid	(31,461)	(17,000)	(25,524)	(75,189)	(116,347)	(105,467)	(12,000)	(44,959)
Total Increase (Decrease) in Net Assets	(636,234)	(693,352)	(225,663)	274,665	(440,510)	(129,632)	(467,186)	(937,775)
NET ASSETS:
Beginning of year	1,313,300	2,006,652	1,403,843	1,129,178	767,452	897,084	1,915,763	2,853,538
End of year	$677,066	$1,313,300	$1,178,180	$1,403,843	$326,942	$767,452	$1,448,577	$1,915,763
Accumulated Undistributed Net Investment Income (Loss)	$(2,492)	$(1,322)	$23,358	$5,864	$4,768	$8,411	$14,102	$2,970

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER LARGE CAP FUND		MULTI-MANAGER MID CAP FUND		MULTI-MANAGER SMALL CAP FUND		MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

$3,691	$4,964	$2,727	$2,741	$(272)	$(416)	$4,294	$5,574	$24,895	$32,160
70,626	90,978	50,044	97,568	37,782	52,681	(11,491)	(9,143)	(29,477)	9,591
(78,417)	(36,125)	(112,083)	(21,529)	(54,982)	(30,955)	3,022	(5,103)	(21,140)	(36,563)
(4,100)	59,817	(59,312)	78,780	(17,472)	21,310	(4,175)	(8,672)	(25,722)	5,188

(152,529)	(98,762)	(181,680)	(84,965)	(129,133)	(44,279)	(35,779)	19,385	(75,583)	(158,109)
(152,529)	(98,762)	(181,680)	(84,965)	(129,133)	(44,279)	(35,779)	19,385	(75,583)	(158,109)

(3,794)	(4,962)	(2,210)	(3,535)	–	(303)	–	(4,134)	(26,067)	(32,847)
(80,665)	(87,691)	(65,064)	(130,062)	(45,986)	(63,211)	–	(1,865)	(2,478)	(10,424)
–	–	–	–	–	–	(635)	–	–	–
(84,459)	(92,653)	(67,274)	(133,597)	(45,986)	(63,514)	(635)	(5,999)	(28,545)	(43,271)
(241,088)	(131,598)	(308,266)	(139,782)	(192,591)	(86,483)	(40,589)	4,714	(129,850)	(196,192)

519,266	650,864	812,228	952,010	303,305	389,788	106,888	102,174	532,258	728,450
$278,178	$519,266	$503,962	$812,228	$110,714	$303,305	$66,299	$106,888	$402,408	$532,258
$117	$220	$520	$73	$(355)	$(339)	$(2,244)	$(4,617)	$(2,096)	$194

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Selected per share data	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Year	$18.25	$18.98	$18.92	$18.67		$23.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.24	0.18	0.15		0.22
Net realized and unrealized gains (losses)	(2.49)	(0.78)	0.09	0.33		(2.07)
Total from Investment Operations	(2.24)	(0.54)	0.27	0.48		(1.85)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.28)	(0.19)	(0.21)	(0.23)		(0.21)
From net realized gains	(0.37)	–	–	–		(2.40)
Total Distributions Paid	(0.65)	(0.19)	(0.21)	(0.23)		(2.61)
Net Asset Value, End of Year	$15.36	$18.25	$18.98	$18.92		$18.67
Total Return(2)	(12.11)%	(2.80)%	1.45%	2.56%		(5.86)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$677,066	$1,313,300	$2,006,652	$2,264,394		$1,818,621
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.35%	1.35%	1.33%	1.35	%(4)	1.44%
Expenses, before reimbursements and credits	1.45%	1.45%	1.53%	1.53%		1.52%
Net investment income, net of reimbursements and credits(3)	1.32%	1.25%	1.00%	0.87	%(4)	1.01%
Net investment income, before reimbursements and credits	1.22%	1.15%	0.80%	0.69%		0.93%
Portfolio Turnover Rate	37.58%	36.18%	54.90%	35.44%		46.58%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000, $9,000, $44,000, $81,000 and $48,000 , which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.35%. Prior to January 1, 2013, the expense limitation had been 1.40%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$12.22	$12.81	$10.86	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.26	0.23	0.11
Net realized and unrealized gains (losses)	(0.53)	(0.17)	2.12	0.85
Total from Investment Operations	(0.22)	0.09	2.35	0.96
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.24)	(0.23)	(0.21)	(0.10)
From net realized gains	–	(0.45)	(0.19)	–
Total Distributions Paid	(0.24)	(0.68)	(0.40)	(0.10)
Net Asset Value, End of Period	$11.76	$12.22	$12.81	$10.86
Total Return(3)	(1.80)%	0.64%	22.15%	9.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,178,180	$1,403,843	$1,129,178	$315,734
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits(5)	1.00%	1.00%	1.00%	0.99%
Expenses, before reimbursements and credits	1.02%	1.04%	1.18%	1.27%
Net investment income, net of reimbursements and credits(5)	2.51%	2.05%	2.10%	1.99	%(6)
Net investment income, before reimbursements and credits	2.49%	2.01%	1.92%	1.71	%(6)
Portfolio Turnover Rate	56.92%	58.31%	52.90%	50.68%

(1)	Commenced investment operations on September 18, 2012.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $33,000, $10,000, $15,000 and $10,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014 and the period from September 18, 2012 (commencement of operations) to March 31, 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	As the Fund commenced investment operations on September 18, 2012, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Year	$16.66	$16.81	$19.02	$17.29		$18.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	0.27	0.23	0.23		0.21
Net realized and unrealized gains (losses)	(0.71)	1.77	(0.17)	2.73		0.09
Total from Investment Operations	(0.41)	2.04	0.06	2.96		0.30
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.44)	(0.29)	(0.44)	(0.39)		(0.26)
From net realized gains	(3.90)	(1.90)	(1.83)	(0.84)		(0.95)
Total Distributions Paid	(4.34)	(2.19)	(2.27)	(1.23)		(1.21)
Net Asset Value, End of Year	$11.91	$16.66	$16.81	$19.02		$17.29
Total Return(2)	(1.46)%	12.76%	0.96%	17.62%		2.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$326,942	$767,452	$897,084	$1,142,873		$764,154
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.11%	1.10%	1.10%	1.16	%(4)	1.27%
Expenses, before reimbursements and credits	1.20%	1.26%	1.48%	1.46%		1.47%
Net investment income, net of reimbursements and credits(3)	1.44%	1.67%	1.47%	1.24	%(4)	1.20%
Net investment income, before reimbursements and credits	1.35%	1.51%	1.09%	0.94%		1.00%
Portfolio Turnover Rate	94.24%	117.05%	48.54%	63.98%		64.16%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $6,000, $22,000, $49,000 and $22,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.10%. Prior to January 1, 2013, the expense limitation had been 1.20%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER INTERNATIONAL EQUITY FUND
Selected per share data	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Year	$10.44	$10.92	$9.88		$9.25	$10.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.20	0.12		0.16	0.16
Net realized and unrealized gains (losses)	(1.15)	(0.45)	1.04		0.65	(0.92)
Total from Investment Operations	(1.02)	(0.25)	1.16		0.81	(0.76)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.07)	(0.23)	(0.12)		(0.18)	(0.16)
From net realized gains	–	–	–		–	–
Total Distributions Paid	(0.07)	(0.23)	(0.12)		(0.18)	(0.16)
Net Asset Value, End of Year	$9.35	$10.44	$10.92		$9.88	$9.25
Total Return(2)	(9.77)%	(2.27)%	11.70%		8.92%	(7.24)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,448,577	$1,915,763	$2,853,538		$2,205,344	$2,242,204
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.20%	1.21%	1.29	%(4)	1.31%	1.37%
Expenses, before reimbursements and credits	1.26%	1.30%	1.41%		1.43%	1.40%
Net investment income, net of reimbursements and credits(3)	1.22%	1.45%	1.31	%(4)	1.59%	1.44%
Net investment income, before reimbursements and credits	1.16%	1.36%	1.19%		1.47%	1.41%
Portfolio Turnover Rate	70.24%	35.87%	39.36%		53.03%	70.80%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $57,000, $19,000, $66,000, $114,000 and $92,000, which represent less than 0.005, less than 0.005, less than 0.005, 0.01 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Effective January 1, 2014, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses to 1.20%. Prior to January 1, 2014, the expense limitation had been 1.35%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER LARGE CAP FUND
Selected per share data	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Year	$9.26	$9.92	$9.32		$9.85	$9.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09	0.08	0.08		0.08	0.05
Net realized and unrealized gains (losses)	(0.20)	0.89	1.96		0.68	0.56
Total from Investment Operations	(0.11)	0.97	2.04		0.76	0.61
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)	(0.08)	(0.08)		(0.09)	(0.05)
From net realized gains	(2.06)	(1.55)	(1.36)		(1.20)	(0.27)
Total Distributions Paid	(2.15)	(1.63)	(1.44)		(1.29)	(0.32)
Net Asset Value, End of Year	$7.00	$9.26	$9.92		$9.32	$9.85
Total Return(1)	(1.43)%	10.08%	22.41%		8.77%	6.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$278,178	$519,266	$650,864		$841,393	$1,125,715
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.90%	0.90%	1.05	%(3)	1.10%	1.16%
Expenses, before reimbursements and credits	0.95%	1.00%	1.20%		1.19%	1.19%
Net investment income, net of reimbursements and credits(2)	0.90%	0.82%	0.77	%(3)	0.85%	0.59%
Net investment income, before reimbursements and credits	0.85%	0.72%	0.62%		0.76%	0.56%
Portfolio Turnover Rate	24.18%	22.69%	43.20%		57.95%	39.43%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000, $4,000, $15,000, $36,000 and $43,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	Effective January 1, 2014, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses to 0.90%. Prior to January 1, 2014, the expense limitation had been 1.10%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER MID CAP FUND
Selected per share data	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Year	$12.96	$13.96	$13.44	$12.40		$12.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.05	0.05	0.10		0.03
Net realized and unrealized gains (losses)	(1.10)	1.14	2.78	1.55		0.14
Total from Investment Operations	(1.04)	1.19	2.83	1.65		0.17
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)	(0.06)	(0.06)	(0.10)		(0.01)
From net realized gains	(1.33)	(2.13)	(2.25)	(0.51)		(0.35)
Total Distributions Paid	(1.38)	(2.19)	(2.31)	(0.61)		(0.36)
Net Asset Value, End of Year	$10.54	$12.96	$13.96	$13.44		$12.40
Total Return(1)	(7.97)%	9.20%	21.79%	13.90%		1.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$503,962	$812,228	$952,010	$940,521		$1,059,880
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.07	%(3)	1.17%
Expenses, before reimbursements and credits	1.06%	1.09%	1.21%	1.21%		1.20%
Net investment income, net of reimbursements and credits(2)	0.42%	0.31%	0.35%	0.73	%(3)	0.25%
Net investment income, before reimbursements and credits	0.36%	0.22%	0.14%	0.59%		0.22%
Portfolio Turnover Rate	74.19%	55.89%	72.72%	67.67%		54.53%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $6,000, $20,000, $32,000 and $25,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.00%. Prior to January 1, 2013, the expense limitation had been 1.10%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER SMALL CAP FUND
Selected per share data	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Year	$10.06	$11.53	$10.89		$9.82	$11.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)	(0.02)	(0.05)		0.01	– (1)
Net realized and unrealized gains (losses)	(0.66)	0.75	2.71		1.33	(0.33)
Total from Investment Operations	(0.69)	0.73	2.66		1.34	(0.33)
LESS DISTRIBUTIONS PAID:
From net investment income	–	(0.01)	–		(0.08)	–
From net realized gains	(2.55)	(2.19)	(2.02)		(0.19)	(0.97)
Total Distributions Paid	(2.55)	(2.20)	(2.02)		(0.27)	(0.97)
Net Asset Value, End of Year	$6.82	$10.06	$11.53		$10.89	$9.82
Total Return(2)	(6.89)%	7.11%	25.17%		14.01%	(1.53)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$110,714	$303,305	$389,788		$446,003	$485,975
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.11%	1.10%	1.25	%(4)	1.30%	1.37%
Expenses, before reimbursements and credits	1.21%	1.23%	1.43%		1.41%	1.41%
Net investment income (loss), net of reimbursements and credits(3)	(0.13)%	(0.12)%	(0.36	)%(4)	0.14%	(0.05)%
Net investment income (loss), before reimbursements and credits	(0.23)%	(0.25)%	(0.54)%		0.03%	(0.09)%
Portfolio Turnover Rate	47.15%	43.01%	41.64%		59.67%	56.47%

(1)	Per share amount from net investment loss was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income (loss) ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $3,000, $14,000, $24,000 and $27,000, which represent less than 0.005, less than 0.005, less than 0.005, 0.005 and 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.
(4)	Effective January 1, 2014, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses to 1.10%. Prior to January 1, 2014, the expense limitation had been 1.30%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Selected per share data	2016		2015	2014(1)
Net Asset Value, Beginning of Period	$9.15		$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35		0.46	0.12
Net realized and unrealized gains (losses) (Note 6)	(0.55	)(2)	(1.00)	0.13
Total from Investment Operations	(0.20)		(0.54)	0.25
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–		(0.34)	(0.08)
From net realized gains	–		(0.14)	–
Return of capital	(0.06)		–	–
Total Distributions Paid	(0.06)		(0.48)	(0.08)
Net Asset Value, End of Period	$8.89		$9.15	$10.17
Total Return(4)	(2.25)%		(5.52)%	2.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$66,299		$106,888	$102,174
Ratio to average net assets of:(5)
Expenses, net of reimbursements and credits(6)	0.95%		0.94%	0.92%
Expenses, before reimbursements and credits	1.11%		1.11%	1.42%
Net investment income, net of reimbursements and credits(6)	5.00%		4.62%	4.43	%(7)
Net investment income, before reimbursements and credits	4.84%		4.45%	3.93	%(7)
Portfolio Turnover Rate	203.48%		273.46%	38.02%

(1)	Commenced investment operations on December 3, 2013.
(2)	The Fund received reimbursements from NTI of approximately $52,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.
(3)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(4)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(5)	Annualized for periods less than one year.
(6)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $2,000 and $3,000, which represent less than 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, and the period from December 3, 2013 (commencement of operations) to March 31, 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(7)	As the Fund commenced investment operations on December 3, 2013, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2016	2015	2014	2013		2012
Net Asset Value, Beginning Year	$10.12	$10.72	$11.00	$10.44		$10.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.51	0.53	0.56	0.65		0.68
Net realized and unrealized gains (losses)	(1.03)	(0.41)	0.10	0.65		(0.29)
Total from Investment Operations	(0.52)	0.12	0.66	1.30		0.39
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.54)	(0.54)	(0.58)	(0.65)		(0.71)
From net realized gains	(0.05)	(0.18)	(0.36)	(0.09)		(0.22)
Total Distributions Paid	(0.59)	(0.72)	(0.94)	(0.74)		(0.93)
Net Asset Value, End of Year	$9.01	$10.12	$10.72	$11.00		$10.44
Total Return(2)	(5.19)%	1.15%	6.31%	12.90%		4.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$402,408	$532,258	$728,450	$769,068		$645,730
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.90%	0.90%	0.90%	0.97	%(4)	1.07%
Expenses, before reimbursements and credits	0.99%	1.04%	1.19%	1.18%		1.17%
Net investment income, net of reimbursements and credits(3)	5.51%	4.99%	5.21%	6.09	%(4)	6.53%
Net investment income, before reimbursements and credits	5.42%	4.85%	4.92%	5.88%		6.43%
Portfolio Turnover Rate	73.41%	53.92%	68.10%	96.04%		80.61%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $29,000, $6,000, $28,000, $59,000 and $27,000, which represent less than 0.01, less than 0.005, less than 0.005, 0.01 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 0.90%. Prior to January 1, 2013, the expense limitation had been 1.00%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.6%

Brazil – 4.6%

Ambev S.A.	401,600	$2,095

Ambev S.A. ADR	320,638	1,661

B2W Cia Digital *	153,069	607

Banco do Brasil S.A.	202,909	1,101

BB Seguridade Participacoes S.A.	353,451	2,910

BRF S.A. ADR	101,955	1,450

Cia de Saneamento Basico do Estado de Sao Paulo *	126,000	836

Cosan S.A. Industria e Comercio	174,400	1,522

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	169,100	488

EDP – Energias do Brasil S.A.	99,386	345

Fibria Celulose S.A.	755,700	6,368

JBS S.A.	120,581	367

Lojas Renner S.A.	332,000	1,926

Mahle-Metal Leve S.A.	26,768	176

Natura Cosmeticos S.A.	654,445	4,865

Petroleo Brasileiro S.A. *	52,486	155

Petroleo Brasileiro S.A. ADR *	648,754	3,789

Sao Martinho S.A.	21,637	288
		30,949

Chile – 0.1%

Antofagasta PLC	11,850	79

Banco Santander Chile ADR	39,731	769

Inversiones La Construccion S.A.	17,337	197
		1,045

China – 13.3%

Agricultural Bank of China Ltd., Class H	1,302,076	469

Air China Ltd., Class H	1,516,000	1,077

Alibaba Group Holding Ltd. ADR *	49,424	3,906

Anhui Conch Cement Co. Ltd., Class H	425,394	1,141

ANTA Sports Products Ltd.	310,000	682

Baidu, Inc. ADR *	14,464	2,761

Bank of China Ltd., Class H	3,220,106	1,337

Baoxin Auto Group Ltd.	623,000	394

Beijing Capital International Airport Co. Ltd., Class H	386,000	412

Central China Real Estate Ltd.	729,105	139

China BlueChemical Ltd., Class H	430,000	109

China Cinda Asset Management Co. Ltd., Class H	2,916,307	1,022

China Construction Bank Corp., Class H	13,202,330	8,428

China Dongxiang Group Co. Ltd.	1,340,000	271

China Life Insurance Co. Ltd., Class H	647,263	1,587

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.6% – continued

China – 13.3% – continued

China Longyuan Power Group Corp. Ltd., Class H	1,528,000	$1,131

China Pacific Insurance Group Co. Ltd., Class H	525,032	1,964

China Petroleum & Chemical Corp., Class H	4,477,271	2,917

China Shenhua Energy Co. Ltd., Class H	1,330,653	2,094

China Shineway Pharmaceutical Group Ltd.	319,750	386

China Telecom Corp. Ltd., Class H	2,006,000	1,055

China ZhengTong Auto Services Holdings Ltd.	731,500	279

Chongqing Rural Commercial Bank Co. Ltd., Class H	1,378,446	728

CNOOC Ltd.	502,342	588

CNOOC Ltd. ADR	4,800	562

Datang International Power Generation Co. Ltd., Class H	1,474,135	454

Dongfeng Motor Group Co. Ltd., Class H	616,000	768

Evergrande Real Estate Group Ltd.	780,282	603

GF Securities Co. Ltd., Class H *	125,800	307

GOME Electrical Appliances Holding Ltd.	1,460,000	211

Guangzhou Automobile Group Co. Ltd., Class H	7,983,421	8,309

Guangzhou R&F Properties Co. Ltd., Class H	780,109	1,119

Hengan International Group Co. Ltd.	167,500	1,454

Huaneng Power International, Inc., Class H	766,000	685

Industrial & Commercial Bank of China Ltd., Class H	6,508,834	3,643

JD.com, Inc. ADR *	55,194	1,463

Jiangsu Expressway Co. Ltd., Class H	490,000	659

Kaisa Group Holdings Ltd. *	279,000	56

KWG Property Holding Ltd.	418,500	275

Lenovo Group Ltd.	2,225,703	1,740

NetEase, Inc. ADR	6,220	893

PetroChina Co. Ltd., Class H	912,024	604

Ping An Insurance Group Co. of China Ltd., Class H	555,000	2,656

Shanghai Electric Group Co. Ltd., Class H	1,390,000	635

Sinopharm Group Co. Ltd., Class H	443,600	2,005

Sinotrans Ltd., Class H	1,582,773	692

Tencent Holdings Ltd.	673,254	13,753

Tianhe Chemicals Group Ltd. (1)(2)*	17,672,000	2,665

TravelSky Technology Ltd., Class H	171,617	282

Trina Solar Ltd. ADR *	166,752	1,658

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.6% – continued

China – 13.3% – continued

Universal Health International Group

Holding Ltd.	538,704	$59

Want Want China Holdings Ltd.	6,190,000	4,590

Yuzhou Properties Co. Ltd.	624,584	164

Zhejiang Expressway Co. Ltd., Class H	722,000	775

Zhuzhou CRRC Times Electric Co. Ltd.	224,000	1,309
		89,925

Czech Republic – 1.2%

CEZ A.S.	31,842	561

Komercni banka A.S.	35,139	7,741
		8,302

Egypt – 1.4%

Commercial International Bank Egypt S.A.E.	2,125,234	9,185

Germany – 0.8%

Tenaris S.A. ADR	217,090	5,375

Hong Kong – 7.0%

AIA Group Ltd.	589,000	3,340

Beijing Enterprises Holdings Ltd.	273,500	1,497

Brilliance China Automotive Holdings Ltd.	1,096,970	1,135

China Agri-Industries Holdings Ltd. *	2,596,000	800

China Everbright International Ltd.	1,006,335	1,124

China Lumena New Materials Corp. *	5,884,000	–

China Merchants Holdings International Co. Ltd.	492,000	1,463

China Mobile Ltd.	2,134,221	23,791

China Overseas Land & Investment Ltd.	1,483,194	4,698

China Power International Development Ltd.	3,280,068	1,701

China Resources Beer Holdings Company Ltd.	280,000	521

Dah Chong Hong Holdings Ltd.	392,000	160

Galaxy Entertainment Group Ltd.	388,277	1,458

GCL-Poly Energy Holdings Ltd.	4,696,941	776

Haier Electronics Group Co. Ltd.	566,879	986

Kingboard Laminates Holdings Ltd.	536,500	249

Pacific Basin Shipping Ltd.	3,857,600	567

Sands China Ltd.	565,779	2,307

Sino Biopharmaceutical Ltd.	414,000	311

Stella International Holdings Ltd.	143,500	337

Texwinca Holdings Ltd.	379,000	370
		47,591

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.6% – continued

Hungary – 1.0%

Magyar Telekom Telecommunications PLC *	365,538	$604

MOL Hungarian Oil & Gas PLC	6,088	366

OTP Bank PLC	204,228	5,116

Richter Gedeon Nyrt.	42,485	845
		6,931

India – 8.9%

Aurobindo Pharma Ltd.	130,578	1,468

Axis Bank Ltd.	183,515	1,230

Bank of Baroda	193,620	433

Bharat Petroleum Corp. Ltd.	44,152	603

Bharti Airtel Ltd.	281,820	1,493

Bharti Infratel Ltd.	308,138	1,785

Cairn India Ltd.	118,948	276

Ceat Ltd.	5,304	87

Dr. Reddy’s Laboratories Ltd. ADR	3,530	160

HDFC Bank Ltd.	135,605	2,194

HDFC Bank Ltd. ADR	14,600	900

Hindalco Industries Ltd.	649,075	854

Hindustan Petroleum Corp. Ltd.	42,581	506

Hindustan Unilever Ltd.	12,758	167

Housing Development Finance Corp. Ltd.	33,056	551

ICICI Bank Ltd.	492,997	1,782

ICICI Bank Ltd. ADR	321,106	2,299

Indiabulls Housing Finance Ltd.	41,285	405

Indian Oil Corp. Ltd.	72,167	429

Infosys Ltd. ADR	41,200	784

Karnataka Bank (The) Ltd.	104,360	162

Larsen & Toubro Ltd.	68,830	1,264

National Aluminium Co. Ltd.	257,269	153

NHPC Ltd.	1,206,975	440

NTPC Ltd.	273,737	532

Power Finance Corp. Ltd.	208,454	539

Punjab National Bank	120,325	155

Reliance Industries Ltd.	199,977	3,156

Rural Electrification Corp. Ltd.	181,482	455

State Bank of India	133,900	396

Sun TV Network Ltd.	67,379	384

Tata Consultancy Services Ltd.	420,920	16,016

UltraTech Cement Ltd.	66,644	3,249

Union Bank of India	136,938	270

Vijaya Bank	275,231	131

Wipro Ltd.	1,361,305	11,597

Wipro Ltd. ADR	40,233	506

Zee Entertainment Enterprises Ltd.	372,603	2,177
		59,988

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.6% – continued

Indonesia – 1.4%

Bank Rakyat Indonesia Persero Tbk PT	5,432,687	$4,679

Indofood Sukses Makmur Tbk PT	2,218,700	1,208

Matahari Department Store Tbk PT	1,263,700	1,748

Telekomunikasi Indonesia Persero Tbk PT	5,308,515	1,331

United Tractors Tbk PT	455,793	526
		9,492

Malaysia – 0.6%

British American Tobacco Malaysia Bhd.	24,192	335

Genting Malaysia Bhd.	926,100	1,078

Petronas Chemicals Group Bhd.	190,200	327

Petronas Dagangan Bhd.	40,300	249

Tenaga Nasional Bhd.	587,800	2,100

YTL Corp. Bhd.	796,040	335
		4,424

Mexico – 6.3%

Alfa S.A.B. de C.V., Series A	5,017,811	10,098

Alsea S.A.B. de C.V.	302,200	1,134

America Movil S.A.B. de C.V., Series L	752,991	586

America Movil S.A.B. de C.V., Series L ADR	545,885	8,478

Cemex S.A.B. de C.V. ADR (Participation Certificate) *	659,562	4,802

Coca-Cola Femsa S.A.B. de C.V. ADR	7,187	597

Controladora Comercial Mexicana S.A.B. de C.V., Series UBC	134,409	251

El Puerto de Liverpool S.A.B. de C.V., Series C1	22,200	262

Fomento Economico Mexicano S.A.B. de C.V. ADR	28,293	2,725

Gentera S.A.B. de C.V.	195,500	386

Gruma S.A.B. de C.V., Series B	135,319	2,146

Grupo Bimbo S.A.B. de C.V., Series A *	1,382,800	4,091

Grupo Financiero Banorte S.A.B. de C.V., Series O	834,361	4,728

Grupo Mexico S.A.B. de C.V., Series B	553,865	1,336

Industrias Bachoco S.A.B. de C.V. ADR	5,352	274

La Comer S.A.B. de C.V. *	134,409	142

Megacable Holdings S.A.B. de C.V.	47,639	198

Telesites S.A.B. de C.V. *	661,277	373

Wal-Mart de Mexico S.A.B. de C.V.	100,400	238
		42,845

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.6% – continued

Netherlands – 0.1%

Steinhoff International Holdings N.V.	66,989	$439

Peru – 0.2%

Credicorp Ltd.	13,130	1,720

Philippines – 0.8%

Aboitiz Equity Ventures, Inc.	102,470	145

Ayala Corp.	7,710	125

Globe Telecom, Inc.	2,520	121

JG Summit Holdings, Inc.	83,390	144

Megaworld Corp.	1,316,000	119

Metro Pacific Investments Corp.	1,175,600	150

Metropolitan Bank & Trust Co.	1,383,070	2,477

SM Investments Corp.	90,251	1,861
		5,142

Poland – 0.4%

Asseco Poland S.A.	16,636	270

Cyfrowy Polsat S.A. *	126,464	822

Energa S.A.	26,292	92

KGHM Polska Miedz S.A.	28,728	584

PGE Polska Grupa Energetyczna S.A.	120,560	451

Tauron Polska Energia S.A.	325,728	263
		2,482

Qatar – 0.1%

Barwa Real Estate Co.	33,910	337

Doha Bank QSC	12,553	128

United Development Co. QSC	48,151	260
		725

Russia – 3.5%

Gazprom PAO ADR	420,718	1,810

Lukoil PJSC ADR	137,260	5,261

Magnit PJSC	10,513	1,648

Magnit PJSC GDR (Registered)	37,542	1,492

Mail.Ru Group Ltd. GDR (Registered) *	73,475	1,594

MMC Norilsk Nickel PJSC ADR	36,065	465

Mobile TeleSystems PJSC ADR	18,813	152

OTCPharm PJSC *	27,410	83

PhosAgro OAO GDR (Registered)	92,174	1,296

Rosneft OAO GDR (Registered)	218,400	990

Sberbank of Russia PJSC *	845,200	1,379

Sberbank of Russia PJSC ADR	536,393	3,708

Severstal PAO GDR (Registered)	76,944	812

Sistema JSFC GDR (Registered)	10,618	69

Surgutneftegas OAO ADR	51,414	299

Yandex N.V., Class A *	156,800	2,402
		23,460

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.6% – continued

Singapore – 0.3%

CDL Hospitality Trusts	95,000	$93

China Yuchai International Ltd.	19,590	193

ComfortDelGro Corp. Ltd.	363,000	786

DBS Group Holdings Ltd.	18,500	211

Fortune Real Estate Investment Trust	175,666	188

Mapletree Industrial Trust	195,400	231

Mapletree Logistics Trust	228,100	171

Starhill Global REIT	167,000	96

Wilmar International Ltd.	125,500	313
		2,282

South Africa – 7.2%

African Rainbow Minerals Ltd.	34,506	222

AngloGold Ashanti Ltd. ADR *	78,728	1,078

Astral Foods Ltd.	9,755	73

Aveng Ltd. *	837,836	221

Barclays Africa Group Ltd.	34,473	348

Barloworld Ltd.	878,422	4,483

Bidvest Group (The) Ltd.	37,206	940

Discovery Ltd.	102,440	843

Emira Property Fund Ltd.	137,106	141

FirstRand Ltd.	659,506	2,152

Foschini Group (The) Ltd.	151,062	1,445

Investec Ltd.	92,040	683

Massmart Holdings Ltd.	200,554	1,717

Mediclinic International PLC *	114,874	1,476

Mondi Ltd.	26,692	513

MTN Group Ltd.	192,010	1,750

Naspers Ltd., Class N	66,614	9,269

Netcare Ltd.	318,206	776

Reunert Ltd.	183,633	861

RMB Holdings Ltd.	146,634	606

Sasol Ltd.	116,041	3,461

Standard Bank Group Ltd.	520,634	4,668

Truworths International Ltd.	1,629,669	10,805
		48,531

South Korea – 13.4%

Amorepacific Corp.	5,519	1,865

ASIA Holdings Co. Ltd.	1,319	122

BGF retail Co. Ltd.	13,268	1,902

Bukwang Pharmaceutical Co. Ltd.	9,777	244

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.6% – continued

South Korea – 13.4% – continued

CJ E&M Corp.	13,577	$757

Coway Co. Ltd.	9,369	791

Daekyo Co. Ltd.	42,697	398

Daishin Securities Co. Ltd.	22,344	234

Dongbu Insurance Co. Ltd.	16,757	1,110

Hana Financial Group, Inc.	37,780	819

Hanwha Corp.	13,110	407

Hyosung Corp.	5,704	718

Hyundai Development Co. – Engineering & Construction	3,294	132

Hyundai Heavy Industries Co. Ltd. *	11,386	1,060

Hyundai Mobis Co. Ltd.	6,722	1,463

Hyundai Motor Co.	92,447	12,323

Industrial Bank of Korea	63,516	680

Kangwon Land, Inc.	21,913	784

KB Financial Group, Inc.	30,037	836

Kia Motors Corp.	13,610	572

Korea District Heating Corp.	3,388	211

KT&G Corp.	9,524	916

LF Corp.	9,715	220

LG Chem Ltd.	8,925	2,555

LG Display Co. Ltd.	27,968	650

LG Electronics, Inc.	14,525	782

NAVER Corp.	3,661	2,038

NCSoft Corp.	4,816	1,065

POSCO	6,600	1,257

Samsung Electronics Co. Ltd.	32,426	37,193

Samsung Life Insurance Co. Ltd.	23,160	2,379

Seah Besteel Corp.	4,961	119

Shinhan Financial Group Co. Ltd.	331,796	11,703

SK Hynix, Inc.	58,753	1,448

Woori Bank	100,456	831
		90,584

Switzerland – 0.3%

Dufry A.G. (Registered) *	15,501	1,907

Taiwan – 11.9%

Advanced Semiconductor Engineering, Inc.	1,506,000	1,750

Asustek Computer, Inc.	98,598	885

AU Optronics Corp.	314,988	95

Catcher Technology Co. Ltd.	184,000	1,494

Cathay Financial Holding Co. Ltd.	219,000	262

Chicony Electronics Co. Ltd.	55,353	142

Compal Electronics, Inc.	1,259,000	790

CTBC Financial Holding Co. Ltd.	4,289,000	2,263

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91 .6% – continued

Taiwan – 11.9% – continued

Delta Electronics, Inc.	344,369	$1,509

Eclat Textile Co. Ltd.	121,333	1,589

Far Eastern New Century Corp.	353,000	288

Farglory Land Development Co. Ltd.	230,251	264

Feng TAY Enterprise Co. Ltd.	39,140	208

Foxconn Technology Co. Ltd.	295,984	663

Fubon Financial Holding Co. Ltd.	682,000	862

Hon Hai Precision Industry Co. Ltd.	4,840,400	12,677

Innolux Corp.	300,478	105

King’s Town Bank Co. Ltd.	234,293	161

Largan Precision Co. Ltd.	10,950	847

Lite-On Technology Corp.	329,911	402

Mega Financial Holding Co. Ltd.	2,861,409	2,035

Pegatron Corp.	361,000	842

Powertech Technology, Inc.	387,676	877

President Chain Store Corp.	284,000	2,067

Radiant Opto-Electronics Corp.	163,527	317

Simplo Technology Co. Ltd.	55,852	200

Taiwan Semiconductor Manufacturing Co. Ltd.	5,348,542	26,752

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	533,915	13,989

Transcend Information, Inc.	70,823	219

Uni-President Enterprises Corp.	347,000	609

United Microelectronics Corp.	1,369,095	562

Wan Hai Lines Ltd.	245,000	141

Win Semiconductors Corp.	101,903	202

Yageo Corp.	1,691,780	2,792

Yuanta Financial Holding Co. Ltd.	3,981,312	1,421
		80,281

Thailand – 2.7%

Airports of Thailand PCL NVDR	208,526	2,385

Bangkok Bank PCL NVDR	192,900	987

Bangkok Dusit Medical Services PCL NVDR	1,534,500	1,020

Delta Electronics Thailand PCL NVDR	169,900	420

Hana Microelectronics PCL (Registered)	184,626	188

Kasikornbank PCL NVDR	662,900	3,255

Kiatnakin Bank PCL (Registered)	112,500	134

Krung Thai Bank PCL (Registered)	1,375,892	731

PTT Global Chemical PCL NVDR	109,200	188

PTT PCL NVDR	134,900	1,078

Siam Commercial Bank (The) PCL (Registered)	1,421,200	5,696

Siam Commercial Bank (The) PCL NVDR	373,100	1,495

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.6% – continued

Thailand – 2.7% – continued

Thanachart Capital PCL NVDR	539,963	$579
		18,156

Turkey – 1.1%

Akbank T.A.S.	282,925	805

BIM Birlesik Magazalar A.S.	43,861	949

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	257,180	262

Eregli Demir ve Celik Fabrikalari T.A.S.	253,109	380

KOC Holding A.S.	483,813	2,454

Tofas Turk Otomobil Fabrikasi A.S.	58,174	471

Turk Hava Yollari A.O. *	91,052	252

Turkiye Halk Bankasi A.S.	418,086	1,551

Turkiye Is Bankasi, Class C	95,942	159

Turkiye Sise ve Cam Fabrikalari A.S.	263,419	342
		7,625

United Arab Emirates – 1.7%

Abu Dhabi Commercial Bank PJSC	487,606	889

Air Arabia PJSC	753,695	252

Dubai Islamic Bank PJSC	265,513	428

Emaar Properties PJSC	5,825,712	9,552

Union National Bank PJSC	767,313	771
		11,892

United Kingdom – 0.7%

Anglo American PLC	653,498	5,103

United States – 0.6%

Cognizant Technology Solutions Corp., Class A *	46,565	2,920

Flextronics International Ltd. *	40,125	484

Genpact Ltd.*	13,925	378
		3,782
Total Common Stocks (3)
(Cost $569,856)		620,163

PARTICIPATION (EQUITY LINKED) NOTES – 0.7%

China – 0.4%

Inner Mongolia Yili Industrial Group Co. Ltd., Issued by JPMorgan Structured Products, Expires 10/24/19 (1)	430,300	969

Shanghai International Airport Co. Ltd., Issued by JPMorgan Structured Products, Expires 11/18/19 (1)	344,500	1,603
		2,572

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
PARTICIPATION (EQUITY LINKED) NOTES – 0.7% – continued

India – 0.2%

Maruti Suzuki India Ltd., Issued by UBS A.G., Expires 1/15/18	32,427	$1,822

Pakistan – 0.1%

United Bank Ltd., Issued by JPMorgan Structured Products, Expires 6/17/19 (1)	471,117	680
Total Participation (Equity Linked) Notes (3)
(Cost $5,181)		5,074

PREFERRED STOCKS – 4.8%

Brazil – 4.5%

Banco Bradesco S.A. ADR	49,845	371

Cia Energetica de Sao Paulo, Class B	76,400	337

Gerdau S.A. ADR	441,549	786

Itau Unibanco Holding S.A.	63,056	546

Itau Unibanco Holding S.A. ADR	1,414,330	12,149

Itausa – Investimentos Itau S.A.	121,645	274

Klabin S.A.	145,700	789

Lojas Americanas S.A.	1,084,184	5,048

Petroleo Brasileiro S.A. *	236,356	542

Petroleo Brasileiro S.A. ADR *	267,642	1,212

Randon S.A. Implementos e Participacoes	685,862	582

Telefonica Brasil S.A. ADR *	173,596	2,168

Usinas Siderurgicas de Minas Gerais S.A., Class A	929,775	465

Vale S.A.	1,292,999	4,099

Vale S.A. ADR	408,956	1,276
		30,644

Chile – 0.1%

Sociedad Quimica y Minera de Chile S.A. ADR	40,600	834

South Korea – 0.2%

Samsung Electronics Co. Ltd.	956	925
Total Preferred Stocks (3)
(Cost $50,932)		32,403

RIGHTS – 0.0%

Brazil – 0.0%

Usinas Siderurgicas de Minas Gerais S.A. *	26,605	4
Total Rights
(Cost $ – )		4

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.9%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (4)(5)	12,718,687	$12,719
Total Investment Companies
(Cost $12,719)		12,719

Total Investments – 99.0%
(Cost $638,688)		670,363

Other Assets less Liabilities – 1.0%		6,703
NET ASSETS – 100.0%		$677,066

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2016, the value of this restricted illiquid security amounted to approximately $2,665,000 or 0.4% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Tianhe Chemicals Group Ltd.	6/13/14-12/15/14	$4,079

(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2016 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.4%
Consumer Staples	6.8
Energy	5.8
Financials	25.7
Health Care	1.3
Industrials	6.3
Information Technology	26.6
Materials	6.8
Telecommunication Services	6.7
Utilities	1.6

Total	100.0%

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	19.2%
United States Dollar	17.3
Korean Won	13.9
Taiwan Dollar	10.1
Indian Rupee	8.4
South African Rand	8.1
Brazilian Real	5.6
All other currencies less than 5%	17.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2016 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$30,949	$–	$–	$30,949
Chile	966	79	–	1,045
China	11,242	78,683	–	89,925
Germany	5,375	–	–	5,375
India	4,648	55,340	–	59,988
Mexico	42,845	–	–	42,845
Peru	1,720	–	–	1,720
Russia	5,582	17,795	83	23,460
Singapore	193	2,089	–	2,282
South Africa	2,554	45,977	–	48,531
Switzerland	1,907	–	–	1,907
Taiwan	13,989	66,292	–	80,281
United States	3,782	–	–	3,782
All Other Countries (1)	–	228,073	–	228,073
Total Common Stocks	125,752	494,328	83	620,163
Participation (Equity Linked) Notes (1)	–	5,074	–	5,074
Preferred Stocks
South Korea	–	925	–	925
All Other Countries (1)	31,478	–	–	31,478
Total Preferred Stocks	31,478	925	–	32,403
Rights (1)	4	–	–	4
Investment Companies	12,719	–	–	12,719
Total Investments	$169,953	$500,327	$83	$670,363

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Malaysia	$335	Valuations at official close price with foreign fair value adjustments
Qatar	337	Valuations at official close price with foreign fair value adjustments
Thailand	5,696	Valuations based on a similar asset

Total	$6,368

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued	MARCH 31, 2016

At March 31, 2016, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Switzerland	$1,907	Valuations at official close price

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/15 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/16 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/16 (000s)

Common Stocks

Russia	$86	$—	$(3)	$—	$—	$—	$—	$83	$(3)

The Fund valued the securities included in the Balance as of 3/31/16 above using prices provided by a third party provider.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.0%

Australia – 8.2%

DUET Group	13,686,976	$23,921

Macquarie Atlas Roads Group	3,503,410	12,878

Spark Infrastructure Group	10,252,993	16,255

Transurban Group	5,049,404	43,880
		96,934

Austria – 0.4%

Flughafen Wien A.G.	41,921	4,578

Canada – 4.9%

Enbridge, Inc.	253,600	9,872

Hydro One Ltd. (1)	136,400	2,553

Inter Pipeline Ltd.	211,900	4,364

Pembina Pipeline Corp.	410,700	11,103

TransCanada Corp.	454,300	17,861

TransCanada Corp. (Subscription Receipts) *	161,100	5,675

Veresen, Inc.	985,200	6,653
		58,081

China – 0.9%

Beijing Capital International Airport Co. Ltd., Class H	1,583,300	1,690

ENN Energy Holdings Ltd.	1,555,500	8,538
		10,228

France – 12.8%

Aeroports de Paris	140,746	17,396

Eutelsat Communications S.A.	865,722	27,918

Groupe Eurotunnel S.E. (Registered)	1,528,100	17,122

SES S.A.	1,643,674	48,034

Vinci S.A.	546,413	40,575
		151,045

Germany – 1.9%

Fraport A.G. Frankfurt Airport Services Worldwide	363,200	21,947

Hong Kong – 1.2%

China Gas Holdings Ltd.	1,971,400	2,909

China Merchants Holdings International Co. Ltd.	941,131	2,798

Hong Kong & China Gas Co. Ltd.	4,236,630	7,921
		13,628

Italy – 13.1%

ASTM S.p.A.	443,898	5,114

Atlantia S.p.A.	2,090,029	57,951

Hera S.p.A.	2,144,964	6,400

Snam S.p.A.	7,003,985	43,808

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.0% – continued

Italy – 13.1% – continued

Societa Iniziative Autostradali e Servizi S.p.A.	886,551	$9,058

Terna Rete Elettrica Nazionale S.p.A.	5,712,534	32,552
		154,883

Japan – 0.7%

East Japan Railway Co.	58,800	5,063

Japan Airport Terminal Co. Ltd.	104,100	3,686
		8,749

Mexico – 0.6%

Grupo Aeroportuario del Centro Norte S.A.B. de C.V. *	786,000	4,510

Infraestructura Energetica Nova S.A.B. de C.V.	694,113	2,820
		7,330

Netherlands – 0.6%

Koninklijke Vopak N.V.	137,733	6,856

Portugal – 0.3%

REN – Redes Energeticas Nacionais SGPS S.A.	1,124,400	3,680

Singapore – 0.1%

Hutchison Port Holdings Trust, Class U	2,751,900	1,376

Spain – 5.0%

Abertis Infraestructuras S.A.	1,733,937	28,386

Aena S.A. (1)*	95,200	12,246

Ferrovial S.A.	316,370	6,771

Red Electrica Corp. S.A.	131,100	11,356
		58,759

Switzerland – 1.4%

Flughafen Zuerich A.G. (Registered)	18,378	16,418

United Kingdom – 5.4%

National Grid PLC	1,921,194	27,219

Pennon Group PLC	2,399,073	27,877

United Utilities Group PLC	638,000	8,437
		63,533

United States – 32.5%

Ameren Corp.	275,000	13,778

American Tower Corp.	365,500	37,416

American Water Works Co., Inc.	224,000	15,440

CenterPoint Energy, Inc.	203,500	4,257

Columbia Pipeline Group, Inc.	439,300	11,026

Crown Castle International Corp.	231,100	19,990

CSX Corp.	1,762,684	45,389

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.0% – continued

United States – 32.5% – continued

Edison International	158,800	$11,416

Eversource Energy	310,500	18,115

Genesee & Wyoming, Inc., Class A *	215,000	13,481

Great Plains Energy, Inc.	669,800	21,601

Kinder Morgan, Inc.	445,700	7,960

NiSource, Inc.	485,900	11,448

Norfolk Southern Corp.	419,650	34,936

ONE Gas, Inc.	70,040	4,279

PG&E Corp.	717,060	42,823

SBA Communications Corp., Class A *	110,300	11,049

SemGroup Corp., Class A	55,560	1,245

Sempra Energy	57,800	6,014

SJW Corp.	10,680	388

Southwest Gas Corp.	102,900	6,776

Targa Resources Corp.	255,700	7,635

Union Pacific Corp.	323,000	25,695

Williams (The) Cos., Inc.	643,600	10,343
		382,500
Total Common Stocks (2)
(Cost $975,181)		1,060,525

MASTER LIMITED PARTNERSHIPS – 6.7%

United States – 6.7%

Boardwalk Pipeline Partners L.P.	392,500	5,786

Enable Midstream Partners L.P.	114,524	980

Energy Transfer Equity L.P.	366,800	2,615

Energy Transfer Partners L.P.	475,300	15,371

Enterprise Products Partners L.P.	1,138,400	28,027

EQT Midstream Partners L.P.	73,700	5,486

MPLX L.P.	115,446	3,428

Rice Midstream Partners L.P.	239,906	3,572

Rice Midstream Partners L.P. (Frankfurt Exchange)	121,500	1,809

Sunoco Logistics Partners L.P.	219,700	5,508

Western Gas Partners L.P.	67,400	2,926

Williams Partners L.P.	139,609	2,855
		78,363
Total Master Limited Partnerships
(Cost $97,613)		78,363

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.9%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (3)(4)	33,841,631	$33,842
Total Investment Companies
(Cost $33,842)		33,842

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.30%, 9/15/16 (5)(6)	$1,540	$1,537
Total Short-Term Investments
(Cost $1,538)		1,537

Total Investments – 99.7%
(Cost $1,108,174)		1,174,267

Other Assets less Liabilities – 0.3%		3,913
NET ASSETS – 100.0%		$1,178,180

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day yield as of March 31, 2016 is disclosed.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
(6)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	75	$7,693	Long	6/16	$269
Mini MSCI EAFE Index	74	6,014	Long	6/16	129

Total					$398

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	6.7%
Energy	15.7
Financials	5.0
Industrials	38.0
Telecommunication Services	1.0
Utilities	33.6

Total	100.0%

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	83.5%
Australian Dollar	7.4
All other currencies less than 5%	9.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2016 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Canada	$52,406	$5,675	$–	$58,081
Mexico	7,330	–	–	7,330
United States	382,500	–	–	382,500
All Other Countries (1)	–	612,614	–	612,614
Total Common Stocks	442,236	618,289	–	1,060,525
Master Limited Partnerships (1)	74,791	3,572	–	78,363
Investment Companies	33,842	–	–	33,842
Short-Term Investments	–	1,537	–	1,537
Total Investments	$550,869	$623,398	$–	$1,174,267

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$398	$–	$–	$398

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Spain	$12,246	Valuations at official close price with foreign fair value adjustments

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4%

Australia – 6.7%

Charter Hall Group	470,004	$1,667

Dexus Property Group	589,207	3,575

Goodman Group	566,802	2,889

Scentre Group	2,093,735	7,107

Vicinity Centres	421,600	1,030

Westfield Corp.	731,012	5,592
		21,860

Austria – 0.7%

CA Immobilien Anlagen A.G. *	110,100	2,164

Canada – 0.9%

RioCan Real Estate Investment Trust	141,300	2,894

France – 4.7%

Gecina S.A.	44,115	6,070

Klepierre	90,657	4,331

Unibail-Rodamco S.E.	1,535	422

Unibail-Rodamco S.E. (Euronext Amsterdam Exchange)	17,099	4,692
		15,515

Germany – 4.8%

alstria office REIT-A.G. *	364,435	5,240

Deutsche EuroShop A.G.	33,000	1,549

Deutsche Wohnen A.G. (Bearer)	75,774	2,356

Vonovia S.E.	177,543	6,388
		15,533

Hong Kong – 6.2%

Cheung Kong Property Holdings Ltd.	173,400	1,117

Hang Lung Properties Ltd.	255,200	487

Hongkong Land Holdings Ltd.	840,600	5,034

Hysan Development Co. Ltd.	733,000	3,124

Link REIT	323,500	1,918

Sun Hung Kai Properties Ltd.	405,000	4,955

Swire Properties Ltd.	361,900	977

Wharf Holdings (The) Ltd.	477,100	2,609
		20,221

Japan – 6.5%

GLP J-Reit	977	1,112

Japan Real Estate Investment Corp.	390	2,252

Mitsubishi Estate Co. Ltd.	303,300	5,618

Mitsui Fudosan Co. Ltd.	324,100	8,059

Nippon Accommodations Fund, Inc.	190	732

Nippon Building Fund, Inc.	221	1,308

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Japan – 6.5% – continued

Orix JREIT, Inc.	1,340	$2,077
		21,158

Netherlands – 0.5%

Atrium European Real Estate Ltd. *	421,560	1,682

New Zealand – 0.2%

Precinct Properties New Zealand Ltd.	875,789	760

Singapore – 1.3%

Global Logistic Properties Ltd.	1,310,800	1,871

Mapletree Commercial Trust	2,428,700	2,541

		4,412

Spain – 1.0%

Merlin Properties Socimi S.A.	292,935	3,396

United Kingdom – 5.6%

Derwent London PLC	42,008	1,895

Grainger PLC	587,967	1,911

Great Portland Estates PLC	368,402	3,840

Hammerson PLC	362,981	3,005

Land Securities Group PLC	233,681	3,681

Shaftesbury PLC	301,887	3,939

		18,271

United States – 57.3%

Alexandria Real Estate Equities, Inc.	34,645	3,149

American Campus Communities, Inc.	29,746	1,401

American Homes 4 Rent, Class A	58,771	934

Apartment Investment & Management Co., Class A	68,532	2,866

AvalonBay Communities, Inc.	34,943	6,646

Boston Properties, Inc.	30,697	3,901

Brandywine Realty Trust	132,706	1,862

Brixmor Property Group, Inc.	132,252	3,388

Camden Property Trust	21,824	1,835

Care Capital Properties, Inc.	53,450	1,435

CBL & Associates Properties, Inc.	133,449	1,588

Corporate Office Properties Trust	51,200	1,344

CubeSmart	67,078	2,234

CyrusOne, Inc.	47,800	2,182

DCT Industrial Trust, Inc.	75,512	2,980

DDR Corp.	145,125	2,582

DiamondRock Hospitality Co.	68,100	689

Digital Realty Trust, Inc.	62,766	5,554

Douglas Emmett, Inc.	88,162	2,655

Duke Realty Corp.	176,150	3,970

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

United States – 57.3% – continued

Empire State Realty Trust, Inc., Class A	148,915	$2,611

Equinix, Inc.	4,854	1,605

Equity Commonwealth *	94,910	2,678

Equity One, Inc.	97,623	2,798

Equity Residential	90,307	6,776

Essex Property Trust, Inc.	11,910	2,785

Extra Space Storage, Inc.	25,436	2,377

Federal Realty Investment Trust	21,985	3,431

First Industrial Realty Trust, Inc.	89,195	2,028

Gaming and Leisure Properties, Inc.	18,472	571

General Growth Properties, Inc.	84,573	2,514

Gramercy Property Trust	190,600	1,611

HCP, Inc.	6,300	205

Hersha Hospitality Trust	26,900	574

Host Hotels & Resorts, Inc.	350,660	5,856

Hudson Pacific Properties, Inc.	88,527	2,560

Kilroy Realty Corp.	37,900	2,345

Kimco Realty Corp.	71,959	2,071

Macerich (The) Co.	21,417	1,697

Mack-Cali Realty Corp.	83,987	1,974

Mid-America Apartment Communities, Inc.	11,238	1,149

National Retail Properties, Inc.	58,050	2,682

Outfront Media, Inc.	125,506	2,648

Pebblebrook Hotel Trust	62,030	1,803

Physicians Realty Trust	54,321	1,009

Post Properties, Inc.	35,939	2,147

Prologis, Inc.	172,568	7,624

PS Business Parks, Inc.	26,979	2,712

Public Storage	21,639	5,969

Regency Centers Corp.	29,437	2,203

Retail Properties of America, Inc., Class A	145,829	2,311

SBA Communications Corp., Class A *	4,500	451

Simon Property Group, Inc.	90,912	18,882

SL Green Realty Corp.	44,191	4,281

Spirit Realty Capital, Inc.	200,851	2,260

STORE Capital Corp.	65,415	1,693

Sunstone Hotel Investors, Inc.	193,438	2,708

Taubman Centers, Inc.	28,904	2,059

UDR, Inc.	99,934	3,850

Urban Edge Properties	111,297	2,876

Ventas, Inc.	73,257	4,612

Vornado Realty Trust	41,666	3,935

Welltower, Inc.	62,075	4,304

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

United States – 57.3% – continued

WP Glimcher, Inc.	88,208	$838
		187,268
Total Common Stocks (1)
(Cost $290,603)		315,134

	PRINCIPAL AMOUNT (000s) (2)	VALUE (000s)
CONVERTIBLE BONDS – 0.5%

United States – 0.5%

VEREIT, Inc., 3.75%, 12/15/20	$1,875	$1,793
Total Convertible Bonds
(Cost $1,736)		1,793

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES - 3.1%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (3)(4)	10,023,381	$10,023
Total Investment Companies
(Cost $10,023)		10,023

Total Investments – 100.0%
(Cost $302,362)		326,950

Liabilities less Other Assets – 0.0%		(8)
NET ASSETS – 100.0%		$326,942

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Principal amount is in USD unless otherwise indicated.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day yield as of March 31, 2016 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued	MARCH 31, 2016

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activities	6.9%
Diversified REITs	9.9
Health Care REITs	3.7
Hotel & Resort REITs	3.7
Industrial REITs	5.2
Integrated Telecommunication Services	0.1
Office REITs	16.3
Real Estate Development	0.4
Real Estate Operating Companies	8.5
Residential REITs	9.8
Retail REITs	28.2
Specialized REITs	7.3

Total	100.0%

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	61.2%
Euro	12.1
Australian Dollar	6.9
Japanese Yen	6.7
British Pound	5.8
All other currencies less than 5%	7.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2016 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Canada	$2,894	$–	$–	$2,894
France	422	15,093	–	15,515
United States	187,268	–	–	187,268
All Other Countries (1)	–	109,457	–	109,457
Total Common Stocks	190,584	124,550	–	315,134
Convertible Bonds (1)	–	1,793	–	1,793
Investment Companies	10,023	–	–	10,023
Total Investments	$200,607	$126,343	$–	$326,950

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.4%

Australia – 1.8%

Australia & New Zealand Banking Group Ltd.	307,745	$5,500

BHP Billiton Ltd. ADR	72,065	1,867

CSL Ltd.	146,245	11,344

Flight Centre Travel Group Ltd.	18,075	597

JB Hi-Fi Ltd.	18,753	339

LendLease Group	111,783	1,184

Macquarie Group Ltd.	48,134	2,426

Sonic Healthcare Ltd.	207,894	2,979

Vicinity Centres	216,496	529
		26,765

Austria – 1.0%

Conwert Immobilien Invest S.E. *	204,309	3,276

Erste Group Bank A.G. *	137,868	3,873

Schoeller-Bleckmann Oilfield Equipment A.G.	51,579	3,136

voestalpine A.G.	109,725	3,657
		13,942

Belgium – 0.3%

KBC Groep N.V.	45,613	2,351

Telenet Group Holding N.V. *	26,893	1,361
		3,712

Brazil – 0.8%

Ambev S.A. ADR	640,928	3,320

Banco do Brasil S.A.	598,700	3,250

BB Seguridade Participacoes S.A.	171,900	1,415

Embraer S.A. ADR	47,492	1,252

Qualicorp S.A.	430,900	1,786
		11,023

Canada – 5.0%

Alimentation Couche-Tard, Inc., Class B	25,559	1,137

Brookfield Asset Management, Inc., Class A	89,009	3,097

Cameco Corp.	243,500	3,127

Canadian Natural Resources Ltd.	87,220	2,359

Canadian Pacific Railway Ltd.	98,700	13,096

CI Financial Corp.	47,348	1,046

Constellation Software, Inc.	23,551	9,643

Dollarama, Inc.	20,860	1,468

Enbridge, Inc.	72,843	2,836

Intact Financial Corp.	15,322	1,073

Kinross Gold Corp. *	516,933	1,763

Magna International, Inc.	100,847	4,335

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.4% – continued

Canada – 5.0% – continued

Magna International, Inc. (New York Exchange)	133,800	$5,748

Manulife Financial Corp.	217,100	3,068

Open Text Corp.	57,061	2,956

Rogers Communications, Inc., Class B	63,893	2,557

Suncor Energy, Inc.	87,201	2,429

Toronto-Dominion Bank (The)	110,201	4,757

Toronto-Dominion Bank (The) (New York Exchange)	133,700	5,766
		72,261

Chile – 0.2%

Antofagasta PLC	382,862	2,561

China – 3.8%

Alibaba Group Holding Ltd. ADR *	14,440	1,141

Anhui Conch Cement Co. Ltd., Class H	1,185,200	3,180

Baidu, Inc. ADR *	20,090	3,835

China Construction Bank Corp., Class H	9,288,300	5,929

China Mengniu Dairy Co. Ltd.	355,274	566

China Oilfield Services Ltd., Class H	2,585,700	2,021

Ctrip.com International Ltd. ADR *	247,725	10,964

ENN Energy Holdings Ltd.	718,000	3,941

Industrial & Commercial Bank of China Ltd., Class H	4,606,000	2,578

NetEase, Inc. ADR	12,953	1,860

Ping An Insurance Group Co. of China Ltd., Class H	380,000	1,819

Tencent Holdings Ltd.	741,805	15,153

TravelSky Technology Ltd., Class H	39,000	64

Weichai Power Co. Ltd., Class H	1,239,000	1,391
		54,442

Czech Republic – 0.2%

Komercni banka A.S.	13,373	2,946

Denmark – 4.2%

Chr Hansen Holding A/S	200,565	13,456

Coloplast A/S, Class B	165,417	12,492

DSV A/S	24,150	1,001

ISS A/S	28,269	1,132

Novo Nordisk A/S ADR	267,050	14,471

Novo Nordisk A/S, Class B	53,213	2,873

Novozymes A/S, Class B	229,945	10,305

Pandora A/S	12,990	1,694

TDC A/S	350,371	1,709

Vestas Wind Systems A/S	24,150	1,697
		60,830

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.4% – continued

Finland – 0.6%

Elisa OYJ	18,714	$725

Kone OYJ, Class B	77,556	3,724

Sampo OYJ, Class A	79,633	3,768
		8,217

France – 7.0%

Atos S.E.	75,945	6,172

AXA S.A.	502,229	11,807

Cap Gemini S.A.	28,359	2,662

Christian Dior S.E.	8,816	1,597

Cie Generale des Etablissements Michelin	28,400	2,899

Danone S.A.	86,889	6,168

Essilor International S.A.	10,826	1,334

Eurofins Scientific S.E.	2,801	1,025

Eutelsat Communications S.A.	98,600	3,180

Hermes International	2,944	1,036

LVMH Moet Hennessy Louis Vuitton S.E.	55,045	9,415

Orpea	6,715	559

Plastic Omnium S.A.	15,273	525

Rubis S.C.A.	12,614	1,012

Safran S.A.	102,413	7,161

Sanofi	132,277	10,638

SEB S.A.	3,763	390

Societe Generale S.A.	81,694	3,005

Sodexo S.A.	69,084	7,428

Technicolor S.A. (Registered)	64,880	405

Thales S.A.	23,163	2,029

TOTAL S.A.	176,164	8,012

Unibail-Rodamco S.E.	3,062	843

Unibail-Rodamco S.E. (Amsterdam Exchange)	4,591	1,260

Valeo S.A.	22,924	3,564

Veolia Environnement S.A.	110,000	2,648

Vinci S.A.	54,476	4,045
		100,819

Germany – 3.2%

adidas A.G.	35,633	4,176

Bayer A.G. (Registered)	25,600	3,009

Bayerische Motoren Werke A.G.	18,987	1,744

Brenntag A.G.	21,506	1,226

Continental A.G.	35,949	8,181

Deutsche Boerse A.G.	49,169	4,196

Deutsche Lufthansa A.G. (Registered) *	349,860	5,656

Deutsche Telekom A.G. (Registered)	94,748	1,700

Deutsche Wohnen A.G. (Bearer)	27,192	845

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.4% – continued

Germany – 3.2% – continued

E.ON S.E.	163,302	$1,567

Evonik Industries A.G.	21,610	648

Gerresheimer A.G.	6,631	520

Linde A.G.	13,474	1,963

ProSiebenSat.1 Media S.E.	54,070	2,779

SAP S.E.	49,830	4,031

Siemens A.G. (Registered)	21,540	2,283

TUI A.G. – CDI	97,859	1,526

Vonovia S.E.	24,403	878
		46,928

Hong Kong – 2.3%

AIA Group Ltd.	472,000	2,677

Beijing Enterprises Holdings Ltd.	551,900	3,021

BOC Hong Kong Holdings Ltd.	1,966,100	5,871

China High Precision Automation Group Ltd. *	982,000	5

China Mobile Ltd.	743,253	8,285

China Overseas Land & Investment Ltd.	512,000	1,622

China Resources Land Ltd.	404,000	1,037

CK Hutchison Holdings Ltd.	456,700	5,934

Orient Overseas International Ltd.	927,900	3,582

Techtronic Industries Co. Ltd.	417,000	1,648
		33,682

India – 2.2%

HDFC Bank Ltd. ADR	307,344	18,942

ICICI Bank Ltd. ADR	1,796,571	12,863

Infosys Ltd. ADR	42,669	812
		32,617

Indonesia – 0.5%

Bank Central Asia Tbk PT	1,617,400	1,622

Bank Rakyat Indonesia Persero Tbk PT	2,943,100	2,535

Indofood Sukses Makmur Tbk PT	4,387,100	2,389
		6,546

Ireland – 5.0%

Experian PLC	904,132	16,089

Greencore Group PLC	88,512	476

ICON PLC *	312,229	23,448

James Hardie Industries PLC – CDI	60,428	824

Kingspan Group PLC	28,487	756

Medtronic PLC	47,307	3,548

Perrigo Co. PLC	63,225	8,088

Shire PLC	183,745	10,526

Shire PLC ADR	17,900	3,077

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.4% – continued

Ireland – 5.0% – continued

Smurfit Kappa Group PLC	231,414	$5,962
		72,794

Israel – 1.3%

Check Point Software Technologies Ltd. *	48,008	4,199

Teva Pharmaceutical Industries Ltd. ADR	275,504	14,742
		18,941

Italy – 0.8%

Azimut Holding S.p.A.	44,023	1,011

Banca Generali S.p.A.	43,520	1,279

Enel S.p.A.	1,355,794	6,001

Intesa Sanpaolo S.p.A.	934,391	2,570

Yoox Net-A-Porter Group S.p.A. *	17,317	530
		11,391

Japan – 12.2%

Alps Electric Co. Ltd.	28,500	496

Amada Holdings Co. Ltd.	112,171	1,094

Astellas Pharma, Inc.	372,085	4,945

Bank of Yokohama (The) Ltd.	1,735,452	8,018

Casio Computer Co. Ltd.	54,700	1,100

Daicel Corp.	81,800	1,115

Daifuku Co. Ltd.	33,283	560

Daikin Industries Ltd.	42,600	3,182

Daito Trust Construction Co. Ltd.	5,900	836

Daiwa House Industry Co. Ltd.	106,000	2,972

Denso Corp.	182,800	7,326

Fuji Heavy Industries Ltd.	48,200	1,697

Haseko Corp.	42,400	393

Hitachi Ltd.	1,103,113	5,158

Hoya Corp.	43,100	1,639

Inpex Corp.	237,837	1,803

Isuzu Motors Ltd.	635,600	6,559

IT Holdings Corp.	22,600	535

Japan Tobacco, Inc.	56,000	2,328

Kao Corp.	55,000	2,932

KDDI Corp.	359,400	9,579

Keyence Corp.	20,680	11,274

Lawson, Inc.	9,800	819

M3, Inc.	35,800	898

Makita Corp.	16,700	1,035

Mitsubishi Corp.	134,654	2,279

Mitsubishi Electric Corp.	263,000	2,754

Mitsubishi UFJ Financial Group, Inc.	976,547	4,522

MS&AD Insurance Group Holdings, Inc.	136,766	3,808

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.4% – continued

Japan – 12.2% – continued

Murata Manufacturing Co. Ltd.	30,500	$3,664

Nintendo Co. Ltd.	22,037	3,123

Nippon Prologis REIT, Inc.	247	552

Nippon Steel & Sumitomo Metal Corp.	146,690	2,816

Nissan Chemical Industries Ltd.	26,200	675

Nitori Holdings Co. Ltd.	6,400	586

NSK Ltd.	586,200	5,345

ORIX Corp.	309,800	4,402

Pola Orbis Holdings, Inc.	10,200	843

Sawai Pharmaceutical Co. Ltd.	7,700	481

SCSK Corp.	18,700	730

Secom Co. Ltd.	115,200	8,560

Shionogi & Co. Ltd.	44,100	2,070

SMC Corp.	4,291	996

Sumitomo Chemical Co. Ltd.	1,204,100	5,427

Sumitomo Mitsui Trust Holdings, Inc.	1,425,590	4,172

Sumitomo Realty & Development Co. Ltd.	66,000	1,925

Suzuki Motor Corp.	84,998	2,272

Sysmex Corp.	127,340	7,938

T&D Holdings, Inc.	483,500	4,506

Tadano Ltd.	58,000	537

Taisei Corp.	245,000	1,616

Temp Holdings Co. Ltd.	35,400	512

THK Co. Ltd.	75,080	1,384

Tokio Marine Holdings, Inc.	153,870	5,191

Trend Micro, Inc.	15,400	562

Tsuruha Holdings, Inc.	9,900	972

Unicharm Corp.	311,875	6,769

West Japan Railway Co.	104,800	6,457
		176,739

Mexico – 1.2%

America Movil S.A.B. de C.V., Series L ADR	372,436	5,784

Arca Continental S.A.B. de C.V.	121,699	845

Fomento Economico Mexicano S.A.B. de C.V. ADR	7,824	753

Grupo Televisa S.A.B. ADR	147,208	4,042

Wal-Mart de Mexico S.A.B. de C.V.	2,523,950	5,975
		17,399

Netherlands – 3.8%

Aegon N.V.	1,026,646	5,621

Core Laboratories N.V.	165,040	18,552

GrandVision N.V. (1)	16,267	462

Heineken N.V.	47,127	4,267

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.4% – continued

Netherlands – 3.8% – continued

ING Groep N.V. – CVA	161,905	$1,950

NXP Semiconductors N.V. *	36,032	2,921

Royal Dutch Shell PLC, Class A	654,766	15,857

Steinhoff International Holdings N.V.	277,858	1,820

Wolters Kluwer N.V.	77,631	3,093
		54,543

Norway – 1.1%

DNB ASA	671,112	7,929

Gjensidige Forsikring ASA	49,184	838

Norsk Hydro ASA	775,913	3,182

Statoil ASA ADR	205,431	3,197

Telenor ASA	39,844	643
		15,789

Peru – 0.1%

Credicorp Ltd.	11,297	1,480

Portugal – 0.1%

Jeronimo Martins SGPS S.A.	75,485	1,232

NOS SGPS S.A.	65,956	438
		1,670

Russia – 0.8%

Lukoil PJSC ADR	148,800	5,751

Yandex N.V., Class A *	385,270	5,902
		11,653

Singapore – 0.9%

DBS Group Holdings Ltd.	312,000	3,559

Jardine Cycle & Carriage Ltd.	28,700	852

Singapore Telecommunications Ltd.	900,900	2,552

United Overseas Bank Ltd.	409,100	5,725
		12,688

South Africa – 0.9%

Bidvest Group (The) Ltd.	32,702	826

Naspers Ltd., Class N	16,768	2,333

Sasol Ltd. ADR	196,800	5,814

Shoprite Holdings Ltd.	377,150	4,426
		13,399

South Korea – 2.1%

Amorepacific Corp.	1,791	605

Hyundai Mobis Co. Ltd.	18,737	4,078

Hyundai Motor Co.	7,853	1,047

KB Financial Group, Inc. ADR	75,858	2,093

Korea Electric Power Corp. ADR	325,589	8,384

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.4% – continued

South Korea – 2.1% – continued

LG Chem Ltd.	4,393	$1,257

Samsung Electronics Co. Ltd.	6,581	7,549

Samsung Electronics Co. Ltd. GDR	5,828	3,308

SK Hynix, Inc.	34,060	839

SK Innovation Co. Ltd.	10,205	1,539
		30,699

Spain – 1.4%

Amadeus IT Holding S.A., Class A	259,751	11,101

Bankinter S.A.	204,431	1,437

Distribuidora Internacional de Alimentacion S.A.	129,301	669

Industria de Diseno Textil S.A.	218,096	7,317

Viscofan S.A.	2,677	160
		20,684

Sweden – 2.3%

Assa Abloy AB, Class B	73,075	1,437

Atlas Copco AB, Class A	73,771	1,855

BillerudKorsnas AB	28,612	467

Getinge AB, Class B	231,055	5,302

Hexpol AB	54,784	607

Intrum Justitia AB	17,036	599

Nordea Bank AB	560,200	5,377

Svenska Cellulosa AB S.C.A., Class B	98,350	3,060

Swedbank AB, Class A	67,504	1,446

Telefonaktiebolaget LM Ericsson, Class B	744,900	7,451

TeliaSonera AB	1,152,479	5,981
		33,582

Switzerland – 6.9%

Actelion Ltd. (Registered) *	20,941	3,122

Chubb Ltd.	180,383	21,493

Clariant A.G. (Registered) *	84,284	1,522

Credit Suisse Group A.G. ADR *	133,343	1,884

Glencore PLC *	583,689	1,314

Logitech International S.A. (Registered)	30,788	488

Lonza Group A.G. (Registered) *	13,701	2,309

Luxoft Holding, Inc. *	7,440	409

Nestle S.A. (Registered)	269,500	20,124

Novartis A.G. (Registered)	69,602	5,028

Novartis A.G. ADR	77,593	5,621

Partners Group Holding A.G.	9,529	3,819

Roche Holding A.G. (Genusschein)	56,675	13,907

SGS S.A. (Registered)	4,875	10,297

Straumann Holding A.G. (Registered)	1,826	628

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.4% – continued

Switzerland – 6.9% – continued

Swatch Group (The) A.G. (Bearer)	12,630	$4,362

UBS Group A.G. (Registered)	67,160	1,076

Wolseley PLC	46,913	2,642
		100,045

Taiwan – 2.9%

Advanced Semiconductor Engineering, Inc.	4,682,415	5,443

Catcher Technology Co. Ltd.	110,000	893

Chipbond Technology Corp.	279,000	450

Largan Precision Co. Ltd.	20,000	1,547

Taiwan Semiconductor Manufacturing Co. Ltd.	572,000	2,861

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,201,124	31,470
		42,664

Turkey – 0.6%

Akbank T.A.S.	1,175,887	3,346

KOC Holding A.S. ADR	116,400	2,947

Turkiye Garanti Bankasi A.S.	988,884	2,888
		9,181

United Arab Emirates – 0.1%

Dubai Islamic Bank PJSC	565,502	913

United Kingdom – 13.2%

Admiral Group PLC	41,589	1,181

Anglo American PLC	185,585	1,454

Aon PLC	64,643	6,752

ARM Holdings PLC ADR	470,031	20,536

AstraZeneca PLC	54,600	3,049

Babcock International Group PLC	61,680	841

BAE Systems PLC	839,066	6,115

Berkeley Group Holdings PLC	27,992	1,289

BP PLC ADR	37,875	1,143

BT Group PLC	337,611	2,126

Bunzl PLC	57,786	1,673

Centrica PLC	903,547	2,943

Compass Group PLC	808,812	14,216

Croda International PLC	18,748	816

Derwent London PLC	16,655	751

Diageo PLC	534,616	14,428

easyJet PLC	80,799	1,757

GlaxoSmithKline PLC	278,961	5,652

Halma PLC	67,618	885

Hiscox Ltd.	67,346	934

HSBC Holdings PLC	319,420	1,979

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.4% – continued

United Kingdom – 13.2% – continued

Imperial Brands PLC	127,817	$7,076

Inchcape PLC	69,190	716

Intertek Group PLC	33,462	1,517

ITV PLC	1,688,499	5,828

Man Group PLC	1,308,292	2,851

Marks & Spencer Group PLC	878,200	5,105

Micro Focus International PLC	42,426	954

Moneysupermarket.com Group PLC	104,496	476

Next PLC	22,369	1,729

Persimmon PLC	201,981	6,028

Provident Financial PLC	48,057	2,038

Prudential PLC	124,467	2,309

Reckitt Benckiser Group PLC	178,233	17,211

RELX PLC	119,716	2,217

Rio Tinto PLC ADR	104,012	2,940

Sage Group (The) PLC	170,282	1,533

Sky PLC	175,168	2,567

Spirax-Sarco Engineering PLC	1,906	99

SSE PLC	79,778	1,704

Taylor Wimpey PLC	337,796	920

UBM PLC	65,831	566

Unilever PLC	193,070	8,718

Vodafone Group PLC ADR	159,430	5,110

WH Smith PLC	20,005	522

Whitbread PLC	23,334	1,326

Willis Towers Watson PLC	50,477	5,990

WPP PLC	547,735	12,764
		191,334

United States – 2.6%

Axis Capital Holdings Ltd.	60,100	3,333

Carnival Corp.	148,715	7,848

Everest Re Group Ltd.	46,062	9,094

Philip Morris International, Inc.	33,628	3,299

Schlumberger Ltd.	29,053	2,143

Sensata Technologies Holding N.V. *	235,105	9,131

Thomson Reuters Corp.	78,853	3,195
		38,043
Total Common Stocks (2)
(Cost $1,298,152)		1,352,922

PREFERRED STOCKS – 0.7%

Brazil – 0.2%

Banco Bradesco S.A. ADR	328,826	2,450

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)

PREFERRED STOCKS – 0.7% – continued

Colombia – 0.2%

Bancolombia S.A. ADR	74,648	$2,552

Germany – 0.3%

Henkel A.G. & Co. KGaA	42,097	4,639
Total Preferred Stocks (2)
(Cost $10,231)		9,641

MASTER LIMITED PARTNERSHIPS – 0.5%

United States – 0.5%

Lazard Ltd., Class A	189,535	7,354
Total Master Limited Partnerships (2)
(Cost $9,187)		7,354

INVESTMENT COMPANIES – 3.0%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (3)(4)	43,824,128	43,824
Total Investment Companies
(Cost $43,824)		43,824

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.31%, 9/15/16 (5)(6)	$4,460	$4,453
Total Short-Term Investments
(Cost $4,454)		4,453

Total Investments – 97.9%
(Cost $1,365,848)		1,418,194

Other Assets less Liabilities – 2.1%		30,383
NET ASSETS – 100.0%		$1,448,577

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day yield as of March 31, 2016 is disclosed.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
(6)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Mini MSCI EAFE Index	158	$12,841	Long	6/16	$276

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.2%
Consumer Staples	9.2
Energy	5.8
Financials	21.7
Health Care	13.8
Industrials	11.2
Information Technology	13.5
Materials	5.1
Telecommunication Services	3.4
Utilities	2.1

Total	100.0%

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	28.4%
Euro	18.3
British Pound	13.3
Japanese Yen	12.9
Hong Kong Dollar	5.1
All other currencies less than 5%	22.0

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2016 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Australia	$1,867	$24,898	$–	$26,765
Brazil	11,023	–	–	11,023
Canada	72,261	–	–	72,261
China	17,800	36,642	–	54,442
Denmark	14,471	46,359	–	60,830
France	843	99,976	–	100,819
Hong Kong	–	33,677	5	33,682
India	32,617	–	–	32,617
Ireland	38,162	34,632	–	72,794
Israel	18,941	–	–	18,941
Mexico	17,399	–	–	17,399
Netherlands	21,473	33,070	–	54,543
Norway	3,197	12,592	–	15,789
Peru	1,480	–	–	1,480
Russia	11,653	–	–	11,653
South Africa	5,814	7,585	–	13,399
South Korea	10,477	20,222	–	30,699
Switzerland	29,407	70,638	–	100,045
Taiwan	31,470	11,194	–	42,664
Turkey	2,947	6,234	–	9,181
United Kingdom	42,470	148,864	–	191,334
United States	38,043	–	–	38,043
All Other Countries (1)	–	342,519	–	342,519
Total Common Stocks	423,815	929,102	5	1,352,922
Preferred Stocks
Germany	–	4,639	–	4,639
All Other Countries (1)	5,002	–	–	5,002
Total Preferred Stocks	5,002	4,639	–	9,641
Master Limited Partnerships (1)	7,354	–	–	7,354
Investment Companies	43,824	–	–	43,824
Short-Term Investments	–	4,453	–	4,453
Total Investments	$479,995	$938,194	$5	$1,418,194

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$276	$–	$–	$276

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued	MARCH 31, 2016

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/15 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/16 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/16 (000s)

Common Stocks

Hong Kong	$5	$–	$–	*	$–	$–	$–	$–	$5	$–	*

*	Amount rounds to less than one thousand.

The Fund valued the securities included in the Balance as of 3/31/16 above using prices provided by the investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/16 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$5	Consensus Pricing	Distressed/Defaulted Market Discount, Estimated Recovery Value

The unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are reviewed based on available restructuring and recovery information. Values are compared to historical averages and general sector trends are taken into account. In general, an increase (decrease) in recovery or reduction (increase) in dilution would, in isolation, result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6%

Aerospace & Defense – 3.2%

Boeing (The) Co.	9,314	$1,182

Northrop Grumman Corp.	26,300	5,205

Raytheon Co.	19,500	2,391
		8,778

Apparel & Textile Products – 2.0%

NIKE, Inc., Class B	72,977	4,486

Under Armour, Inc., Class A *	12,756	1,082
		5,568

Automotive – 1.2%

Johnson Controls, Inc.	63,200	2,463

Tesla Motors, Inc. *	3,734	858
		3,321

Banking – 4.0%

Bank of America Corp.	200,300	2,708

BB&T Corp.	74,500	2,479

Citigroup, Inc.	55,900	2,334

JPMorgan Chase & Co.	45,400	2,688

SunTrust Banks, Inc.	27,500	992
		11,201

Biotechnology & Pharmaceuticals – 13.5%

Alexion Pharmaceuticals, Inc. *	6,755	940

Allergan PLC *	13,886	3,722

Baxalta, Inc.	59,900	2,420

Biogen, Inc. *	13,063	3,401

BioMarin Pharmaceutical, Inc. *	3,047	251

Bristol-Myers Squibb Co.	22,655	1,447

Celgene Corp. *	38,760	3,880

Eli Lilly & Co.	42,400	3,053

Gilead Sciences, Inc.	28,616	2,629

Johnson & Johnson	22,700	2,456

Merck & Co., Inc.	95,700	5,064

Novo Nordisk A/S ADR	12,906	699

Pfizer, Inc.	183,565	5,441

Regeneron Pharmaceuticals, Inc. *	1,873	675

Shire PLC ADR	6,389	1,098

Vertex Pharmaceuticals, Inc. *	2,952	235
		37,411

Chemicals – 1.3%

BASF S.E. ADR	8,418	636

E.I. du Pont de Nemours & Co.	40,000	2,533

Monsanto Co.	5,999	526
		3,695

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Consumer Products – 6.5%

Archer-Daniels-Midland Co.	67,000	$2,433

ConAgra Foods, Inc.	25,000	1,116

Constellation Brands, Inc., Class A	1,367	207

Estee Lauder (The) Cos., Inc., Class A	27,900	2,631

Herbalife Ltd. *	35,476	2,184

Kraft Heinz (The) Co.	31,600	2,482

Mondelez International, Inc., Class A	59,900	2,403

Monster Beverage Corp. *	5,450	727

Philip Morris International, Inc.	30,500	2,992

Tyson Foods, Inc., Class A	13,700	913
		18,088

Electrical Equipment – 0.6%

General Electric Co.	32,583	1,036

TE Connectivity Ltd.	10,300	638
		1,674

Engineering & Construction Services – 1.6%

Fluor Corp.	6,300	338

KBR, Inc.	274,200	4,245
		4,583

Gaming, Lodging & Restaurants – 1.2%

Marriott International, Inc., Class A	16,708	1,189

McDonald’s Corp.	7,343	923

Starbucks Corp.	22,133	1,321
		3,433

Hardware – 3.6%

Apple, Inc.	59,430	6,477

ARRIS International PLC *	27,300	626

Cisco Systems, Inc.	86,100	2,451

HP, Inc.	27,400	338
		9,892

Health Care Facilities & Services – 3.6%

Cardinal Health, Inc.	29,800	2,442

Express Scripts Holding Co. *	35,300	2,425

HCA Holdings, Inc. *	36,277	2,831

Quest Diagnostics, Inc.	33,800	2,415
		10,113

Home & Office Products – 0.8%

Lennar Corp., Class B	26,686	1,033

Tupperware Brands Corp.	21,500	1,247
		2,280

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Institutional Financial Services – 1.0%

Bank of New York Mellon (The) Corp.	64,400	$2,372

Morgan Stanley	20,731	518
		2,890

Insurance – 3.5%

Allstate (The) Corp.	37,900	2,553

American International Group, Inc.	13,800	746

CNO Financial Group, Inc.	186,300	3,338

Marsh & McLennan Cos., Inc.	39,900	2,426

Voya Financial, Inc.	26,600	792
		9,855

Iron & Steel – 0.5%

Carpenter Technology Corp.	38,110	1,304

Machinery – 0.1%

Flowserve Corp.	7,100	315

Media – 7.5%

Aimia, Inc.	153,200	994

Alphabet, Inc., Class A *	6,123	4,671

Alphabet, Inc., Class C *	2,693	2,006

Comcast Corp., Class A	44,272	2,704

Facebook, Inc., Class A *	28,913	3,299

Netflix, Inc. *	15,382	1,573

Priceline Group (The), Inc. *	763	983

Time Warner, Inc.	8,502	617

Walt Disney (The) Co.	40,424	4,015
		20,862

Medical Equipment & Devices – 0.6%

Abbott Laboratories	22,934	959

Illumina, Inc. *	5,040	817
		1,776

Metals & Mining – 0.3%

Alcoa, Inc.	85,700	821

Oil, Gas & Coal – 5.4%

BP PLC ADR	22,700	685

California Resources Corp.	3,370	4

Chevron Corp.	25,400	2,423

Concho Resources, Inc. *	5,462	552

ConocoPhillips	62,000	2,497

Ensco PLC, Class A	122,100	1,266

EOG Resources, Inc.	4,052	294

Halliburton Co.	70,000	2,500

Marathon Oil Corp.	112,600	1,254

Occidental Petroleum Corp.	36,000	2,464

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Oil, Gas & Coal – 5.4% – continued

Royal Dutch Shell PLC, Class A ADR	13,900	$674

Schlumberger Ltd.	4,234	312
		14,925

Real Estate Investment Trusts – 0.3%

American Tower Corp.	8,130	832

Retail – Consumer Staples – 4.2%

Costco Wholesale Corp.	26,946	4,246

CVS Health Corp.	49,980	5,185

Kroger (The) Co.	32,371	1,238

Wal-Mart Stores, Inc.	13,900	952
		11,621

Retail – Discretionary – 7.5%

Alibaba Group Holding Ltd. ADR *	13,636	1,078

Amazon.com, Inc. *	5,264	3,125

eBay, Inc. *	106,085	2,531

Home Depot (The), Inc.	11,700	1,561

Industria de Diseno Textil S.A. ADR	89,080	1,502

JD.com, Inc. ADR *	13,370	354

L Brands, Inc.	4,577	402

Lowe’s Cos., Inc.	32,000	2,424

Nordstrom, Inc.	48,813	2,793

O’Reilly Automotive, Inc. *	5,033	1,377

TJX (The) Cos., Inc.	46,558	3,648
		20,795

Semiconductors – 2.3%

ARM Holdings PLC ADR	14,215	621

Intel Corp.	74,700	2,416

NVIDIA Corp.	4,620	165

NXP Semiconductors N.V. *	7,451	604

QUALCOMM, Inc.	49,770	2,545
		6,351

Software – 7.4%

Adobe Systems, Inc. *	45,414	4,260

Atlassian Corp. PLC, Class A *	1,337	34

CA, Inc.	188,404	5,801

Microsoft Corp.	75,827	4,188

Oracle Corp.	8,200	335

Palo Alto Networks, Inc. *	3,679	600

Red Hat, Inc. *	14,327	1,068

salesforce.com, Inc. *	19,592	1,447

Splunk, Inc. *	11,652	570

Tencent Holdings Ltd. ADR	74,217	1,517

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% – continued

Software – 7.4% – continued

Workday, Inc., Class A *	9,727	$747
		20,567

Specialty Finance – 4.3%

Ally Financial, Inc. *	62,465	1,169

First Data Corp., Class A *	19,200	249

MasterCard, Inc., Class A	57,580	5,441

PayPal Holdings, Inc. *	68,752	2,654

Visa, Inc., Class A	30,212	2,311
		11,824

Technology Services – 1.4%

Hewlett Packard Enterprise Co.	33,100	587

McGraw Hill Financial, Inc.	7,942	786

Xerox Corp.	231,700	2,586
		3,959

Telecom – 2.0%

AT&T, Inc.	63,400	2,484

Verizon Communications, Inc.	52,000	2,812

Vodafone Group PLC ADR	9,645	309
		5,605

Transportation & Logistics – 1.0%

Euronav N.V.	139,000	1,423

FedEx Corp.	7,700	1,253
		2,676

Utilities – 2.3%

American Electric Power Co., Inc.	5,800	385

Edison International	34,800	2,502

Entergy Corp.	13,800	1,094

Exelon Corp.	58,300	2,091

NextEra Energy, Inc.	3,000	355
		6,427

Waste & Environment Services & Equipment – 0.9%

Waste Management, Inc.	42,100	2,484
Total Common Stocks
(Cost $202,476)		265,926

MASTER LIMITED PARTNERSHIPS – 0.4%

Transportation & Logistics – 0.4%

Golar LNG Partners L.P.	74,996	1,102
Total Master Limited Partnerships
(Cost $1,591)		1,102

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.0%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (1)(2)	5,509,452	$5,509
Total Investment Companies
(Cost $5,509)		5,509

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.31%, 9/15/16 (3)(4)	$560	$559
Total Short-Term Investments
(Cost $560)		559

Total Investments – 98.2%
(Cost $210,136)		273,096

Other Assets less Liabilities – 1.8%		5,082
NET ASSETS – 100.0%		$278,178

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2016 is disclosed.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	19	$1,949	Long	6/16	$68

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued	MARCH 31, 2016

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	16.0%
Consumer Staples	11.1
Energy	6.5
Financials	10.0
Health Care	18.5
Industrials	6.9
Information Technology	24.3
Materials	2.2
Telecommunication Services	2.1
Utilities	2.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Media	$19,868	$994	$–	$20,862
All Other Industries (1)	245,064	–	–	245,064
Total Common Stocks	264,932	994	–	265,926
Master Limited Partnerships (1)	1,102	–	–	1,102
Investment Companies	5,509	–	–	5,509
Short-Term Investments	–	559	–	559
Total Investments	$271,543	$1,553	$–	$273,096

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$68	$ –	$–	$68

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7%

Aerospace & Defense – 0.4%

Huntington Ingalls Industries, Inc.	12,300	$1,684

Triumph Group, Inc.	10,700	337
		2,021

Apparel & Textile Products – 2.7%

Carter’s, Inc.	41,069	4,328

Gildan Activewear, Inc.	61,950	1,890

PVH Corp.	30,100	2,982

Under Armour, Inc., Class A *	49,656	4,212
		13,412

Asset Management – 1.9%

Affiliated Managers Group, Inc. *	17,847	2,898

Ameriprise Financial, Inc.	8,400	790

Ares Capital Corp.	272,900	4,050

Ashford, Inc. *	656	30

SEI Investments Co.	41,225	1,775
		9,543

Automotive – 1.6%

Cooper Tire & Rubber Co.	45,300	1,677

Goodyear Tire & Rubber (The) Co.	48,100	1,586

Harman International Industries, Inc.	13,575	1,209

Lear Corp.	12,000	1,334

Tenneco, Inc. *	48,375	2,492
		8,298

Banking – 5.3%

Banco Latinoamericano de Comercio Exterior S.A.	34,535	837

Chemical Financial Corp.	73,300	2,616

East West Bancorp, Inc.	94,816	3,080

Fifth Third Bancorp	126,200	2,106

Huntington Bancshares, Inc.	169,000	1,612

Investors Bancorp, Inc.	332,925	3,875

KeyCorp	179,000	1,976

PacWest Bancorp	91,550	3,401

Regions Financial Corp.	165,700	1,301

Signature Bank *	27,486	3,741

SunTrust Banks, Inc.	56,876	2,052
		26,597

Biotechnology & Pharmaceuticals – 0.9%

Endo International PLC *	28,125	792

Lannett Co., Inc. *	11,300	203

Perrigo Co. PLC	23,420	2,996

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Biotechnology & Pharmaceuticals – 0.9% – continued

United Therapeutics Corp. *	5,800	$646
		4,637

Chemicals – 1.7%

Avery Dennison Corp.	33,325	2,403

Cabot Corp.	21,200	1,025

Celanese Corp., Series A	9,600	629

CF Industries Holdings, Inc.	31,000	972

Eastman Chemical Co.	16,800	1,213

Huntsman Corp.	105,600	1,404

Mosaic (The) Co.	42,900	1,158
		8,804

Commercial Services – 1.8%

ADT (The) Corp.	24,100	994

H&R Block, Inc.	101,925	2,693

KAR Auction Services, Inc.	55,525	2,118

R.R. Donnelley & Sons Co.	94,600	1,551

ServiceMaster Global Holdings, Inc. *	41,700	1,571

Vectrus, Inc. *	4,427	101
		9,028

Consumer Products – 4.5%

Archer-Daniels-Midland Co.	38,800	1,409

Church & Dwight Co., Inc.	50,356	4,642

Clearwater Paper Corp. *	5,100	247

Hain Celestial Group (The), Inc. *	78,205	3,199

Jarden Corp. *	91,550	5,397

JM Smucker (The) Co.	24,421	3,171

Spectrum Brands Holdings, Inc.	26,400	2,885

Tyson Foods, Inc., Class A	23,500	1,567
		22,517

Consumer Services – 0.9%

Grand Canyon Education, Inc. *	108,100	4,620

Containers & Packaging – 1.8%

Crown Holdings, Inc. *	78,975	3,916

Owens-Illinois, Inc. *	38,300	611

Packaging Corp. of America	51,500	3,111

WestRock Co.	41,855	1,634
		9,272

Distributors – Discretionary – 2.0%

Fastenal Co.	58,028	2,843

Ingram Micro, Inc., Class A	36,900	1,325

LKQ Corp. *	144,308	4,608

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Distributors – Discretionary – 2.0% – continued

Tech Data Corp. *	17,300	$1,328
		10,104

Electrical Equipment – 2.2%

Acuity Brands, Inc.	13,929	3,038

Amphenol Corp., Class A	82,242	4,755

Roper Technologies, Inc.	17,227	3,149
		10,942

Engineering & Construction Services – 0.3%

Fluor Corp.	23,400	1,256

Tutor Perini Corp. *	32,100	499
		1,755

Gaming, Lodging & Restaurants – 0.8%

Brinker International, Inc.	22,300	1,025

Panera Bread Co., Class A *	13,761	2,818
		3,843

Hardware – 2.5%

Brocade Communications Systems, Inc.	164,000	1,735

CommScope Holding Co., Inc. *	73,800	2,061

Corning, Inc.	88,700	1,853

Lexmark International, Inc., Class A	43,100	1,441

NCR Corp. *	118,250	3,539

Seagate Technology PLC	30,100	1,037

Western Digital Corp.	21,700	1,025
		12,691

Health Care Facilities & Services – 3.5%

Aetna, Inc.	5,100	573

Amsurg Corp. *	42,700	3,185

Cigna Corp.	10,700	1,469

Community Health Systems, Inc. *	81,025	1,500

HCA Holdings, Inc. *	57,250	4,468

Kindred Healthcare, Inc.	36,500	451

Owens & Minor, Inc.	21,600	873

PAREXEL International Corp. *	49,894	3,130

Quest Diagnostics, Inc.	19,200	1,372

Select Medical Holdings Corp. *	51,400	607
		17,628

Home & Office Products – 1.7%

Lennar Corp., Class A	56,275	2,722

Snap-on, Inc.	24,848	3,901

Whirlpool Corp.	9,400	1,695
		8,318

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Industrial Services – 0.7%

HD Supply Holdings, Inc. *	85,875	$2,840

United Rentals, Inc. *	14,075	875
		3,715

Institutional Financial Services – 2.0%

Intercontinental Exchange, Inc.	15,782	3,711

Nasdaq, Inc.	49,750	3,302

Raymond James Financial, Inc.	67,025	3,191
		10,204

Insurance – 5.5%

Aflac, Inc.	13,700	865

Allstate (The) Corp.	26,900	1,812

American Financial Group, Inc.	13,100	922

Arthur J. Gallagher & Co.	95,750	4,259

Aspen Insurance Holdings Ltd.	15,500	739

Assurant, Inc.	15,400	1,188

Endurance Specialty Holdings Ltd.	28,100	1,836

Everest Re Group Ltd.	11,000	2,172

Hartford Financial Services Group (The), Inc.	86,350	3,979

Lincoln National Corp.	45,100	1,768

Principal Financial Group, Inc.	23,900	943

Reinsurance Group of America, Inc.	39,975	3,848

Unum Group	61,400	1,898

Validus Holdings Ltd.	32,200	1,520
		27,749

Iron & Steel – 0.8%

Carpenter Technology Corp.	24,925	853

Reliance Steel & Aluminum Co.	47,400	3,280
		4,133

Leisure Products – 0.5%

Polaris Industries, Inc.	25,354	2,497

Machinery – 3.4%

AGCO Corp.	34,200	1,700

Briggs & Stratton Corp.	31,100	744

Crane Co.	24,300	1,309

Hyster-Yale Materials Handling, Inc.	15,858	1,056

IDEX Corp.	40,599	3,365

Middleby (The) Corp. *	42,770	4,567

Milacron Holdings Corp. *	175,700	2,897

Oshkosh Corp.	35,100	1,434
		17,072

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Media – 0.4%

Gannett Co., Inc.	12,050	$183

TEGNA, Inc.	24,100	565

Viacom, Inc., Class B	35,100	1,449
		2,197

Medical Equipment & Devices – 6.0%

Align Technology, Inc. *	50,493	3,670

C.R. Bard, Inc.	20,296	4,113

Catalent, Inc. *	145,100	3,870

Cooper (The) Cos., Inc.	19,631	3,023

DENTSPLY SIRONA, Inc.	63,880	3,937

IDEXX Laboratories, Inc. *	28,711	2,249

STERIS PLC	38,913	2,765

Varian Medical Systems, Inc. *	34,584	2,767

VWR Corp. *	149,300	4,040
		30,434

Metals & Mining – 0.3%

Constellium N.V., Class A *	322,850	1,676

Oil, Gas & Coal – 1.7%

Bristow Group, Inc.	21,100	399

Gulfport Energy Corp. *	35,300	1,000

Hess Corp.	11,200	590

Marathon Petroleum Corp.	42,200	1,569

Oceaneering International, Inc.	18,100	602

PBF Energy, Inc., Class A	22,100	734

Tesoro Corp.	20,300	1,746

Valero Energy Corp.	26,600	1,706
		8,346

Passenger Transportation – 0.3%

Alaska Air Group, Inc.	15,600	1,280

Real Estate – 0.0%

RMR Group (The), Inc., Class A *	1,697	42

Real Estate Investment Trusts – 4.3%

Annaly Capital Management, Inc.	137,500	1,411

Ashford Hospitality Prime, Inc.	11,766	137

Ashford Hospitality Trust, Inc.	91,900	586

Brandywine Realty Trust	106,500	1,494

Capstead Mortgage Corp.	83,900	830

Cousins Properties, Inc.	60,900	632

DuPont Fabros Technology, Inc.	12,500	507

Franklin Street Properties Corp.	102,300	1,085

Government Properties Income Trust	34,100	609

Hospitality Properties Trust	68,400	1,817

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Real Estate Investment Trusts – 4.3% – continued

Lexington Realty Trust	186,700	$1,606

MFA Financial, Inc.	125,300	858

New Residential Investment Corp.	345,750	4,021

Omega Healthcare Investors, Inc.	33,700	1,190

PennyMac Mortgage Investment Trust	46,700	637

Piedmont Office Realty Trust, Inc., Class A	52,900	1,074

Senior Housing Properties Trust	53,300	953

Sunstone Hotel Investors, Inc.	75,332	1,055

VEREIT, Inc.	102,600	910
		21,412

Retail – Consumer Staples – 0.9%

Rite Aid Corp. *	511,100	4,166

SUPERVALU, Inc. *	81,300	468
		4,634

Retail – Discretionary – 6.5%

Beacon Roofing Supply, Inc. *	40,118	1,645

Copart, Inc. *	64,217	2,618

Dillard’s, Inc., Class A	14,500	1,231

Ethan Allen Interiors, Inc.	21,900	697

Finish Line (The), Inc., Class A	29,300	618

GameStop Corp., Class A	34,700	1,101

Group 1 Automotive, Inc.	10,800	634

Hertz Global Holdings, Inc. *	148,325	1,562

HSN, Inc.	35,300	1,847

Kohl’s Corp.	42,400	1,976

Macy’s, Inc.	26,700	1,177

O’Reilly Automotive, Inc. *	21,099	5,774

Signet Jewelers Ltd.	11,350	1,408

Tailored Brands, Inc.	49,850	893

Tiffany & Co.	30,320	2,225

Tractor Supply Co.	61,718	5,583

Williams-Sonoma, Inc.	28,630	1,567
		32,556

Semiconductors – 1.3%

Micron Technology, Inc. *	131,050	1,372

Skyworks Solutions, Inc.	38,000	2,960

Teradyne, Inc.	48,700	1,051

Vishay Intertechnology, Inc.	76,700	937
		6,320

Software – 6.5%

ANSYS, Inc. *	38,123	3,410

CA, Inc.	42,000	1,293

Cerner Corp. *	63,055	3,339

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Software – 6.5% – continued

Check Point Software Technologies Ltd. *	26,400	$2,309

Intuit, Inc.	42,078	4,377

j2 Global, Inc.	35,202	2,168

Manhattan Associates, Inc. *	76,573	4,355

Red Hat, Inc. *	51,274	3,820

Symantec Corp.	29,800	548

Tyler Technologies, Inc. *	29,524	3,797

Ultimate Software Group (The), Inc. *	17,188	3,326
		32,742

Specialty Finance – 5.4%

Aircastle Ltd.	47,200	1,050

CIT Group, Inc.	31,100	965

Discover Financial Services	20,000	1,018

Fidelity National Information Services, Inc.	64,900	4,109

First American Financial Corp.	90,575	3,452

First Data Corp., Class A *	257,900	3,337

Fiserv, Inc. *	72,899	7,478

Global Payments, Inc.	37,500	2,449

Synchrony Financial*	118,450	3,395
		27,253

Technology Services – 7.2%

Broadridge Financial Solutions, Inc.	104,295	6,186

CACI International, Inc., Class A *	25,925	2,766

Cognizant Technology Solutions Corp., Class A *	66,780	4,187

Convergys Corp.	32,984	916

CoStar Group, Inc. *	14,207	2,673

Gartner, Inc. *	43,149	3,855

IHS, Inc., Class A *	18,660	2,317

IMS Health Holdings, Inc. *	96,225	2,555

MAXIMUS, Inc.	29,370	1,546

Sabre Corp.	76,500	2,212

Sykes Enterprises, Inc. *	20,400	616

Verisk Analytics, Inc. *	51,911	4,149

Xerox Corp.	204,200	2,279
		36,257

Telecom – 0.2%

RingCentral, Inc., Class A *	69,100	1,088

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Transportation & Logistics – 0.6%

JB Hunt Transport Services, Inc.	34,158	$2,877

Transportation Equipment – 1.3%

Cummins, Inc.	13,400	1,473

Wabash National Corp. *	48,800	644

WABCO Holdings, Inc. *	19,750	2,112

Wabtec Corp.	26,881	2,131
		6,360

Utilities – 2.8%

Ameren Corp.	41,400	2,074

American Electric Power Co., Inc.	26,800	1,780

Edison International	30,200	2,171

Entergy Corp.	39,600	3,139

FirstEnergy Corp.	36,500	1,313

PPL Corp.	15,300	582

Public Service Enterprise Group, Inc.	65,900	3,107
		14,166

Waste & Environment Services & Equipment – 0.6%

Stericycle, Inc. *	21,871	2,760

Tetra Tech, Inc.	14,300	426
		3,186
Total Common Stocks
(Cost $376,620)		482,226

INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (1)(2)	20,298,642	20,299
Total Investment Companies
(Cost $20,299)		20,299

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.30%, 9/15/16 (3)(4)	$1,190	$1,188
Total Short-Term Investments
(Cost $1,188)		1,188

Total Investments – 100.0%
(Cost $398,107)		503,713

Other Assets less Liabilities – 0.0%		249
NET ASSETS – 100.0%		$503,962

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2016 is disclosed.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-Mini S&P MidCap 400	47	$6,774	Long	6/16	$191

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	16.6%
Consumer Staples	4.5
Energy	1.7
Financials	21.6
Health Care	12.2
Industrials	14.4
Information Technology	21.1
Materials	5.0
Utilities	2.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$482,226	$–	$–	$482,226
Investment Companies	20,299	–	–	20,299
Short-Term Investments	–	1,188	–	1,188
Total Investments	$502,525	$1,188	$–	$503,713

OTHER FINANCIAL INTRUMENTS
Assets
Futures Contracts	$191	$–	$–	$191

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7%

Aerospace & Defense – 0.6%

HEICO Corp.	5,936	$357

Teledyne Technologies, Inc. *	3,963	349
		706

Asset Management – 1.2%

Financial Engines, Inc.	13,159	414

Golub Capital BDC, Inc.	9,740	169

Hercules Capital, Inc.	6,837	82

Oppenheimer Holdings, Inc., Class A	12,500	197

Real Industry, Inc. *	55,519	483
		1,345

Automotive – 4.3%

Dorman Products, Inc. *	22,645	1,232

Gentex Corp.	32,151	504

Gentherm, Inc. *	23,155	963

Miller Industries, Inc.	17,292	351

Motorcar Parts of America, Inc. *	36,730	1,395

TriMas Corp. *	18,805	330
		4,775

Banking – 6.6%

Associated Banc-Corp	12,600	226

BofI Holding, Inc. *	31,590	674

Cardinal Financial Corp.	9,090	185

Columbia Banking System, Inc.	11,348	340

First BanCorp *	60,900	178

First Horizon National Corp.	53,900	706

First Midwest Bancorp, Inc.	9,480	171

First NBC Bank Holding Co. *	6,760	139

First Niagara Financial Group, Inc.	77,800	753

FirstMerit Corp.	13,210	278

FNB Corp.	14,230	185

Great Western Bancorp, Inc.	3,340	91

Hancock Holding Co.	5,105	117

IBERIABANK Corp.	4,510	231

Investors Bancorp, Inc.	12,100	141

MB Financial, Inc.	7,270	236

Northwest Bancshares, Inc.	12,945	175

PacWest Bancorp	14,645	544

Popular, Inc.	18,200	521

United Community Banks, Inc.	13,186	244

Valley National Bancorp	34,120	325

Washington Federal, Inc.	5,300	120

Webster Financial Corp.	7,040	253

Westamerica Bancorporation	4,617	225

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Banking – 6.6% – continued

Wintrust Financial Corp.	4,284	$190
		7,248

Biotechnology & Pharmaceuticals – 2.7%

Aceto Corp.	5,935	140

Akorn, Inc. *	31,530	742

Ligand Pharmaceuticals, Inc. *	13,285	1,422

Phibro Animal Health Corp., Class A	6,685	181

Taro Pharmaceutical Industries Ltd. *	2,100	301

Teligent, Inc. *	46,600	228
		3,014

Chemicals – 1.2%

American Vanguard Corp. *	19,600	309

Balchem Corp.	12,725	789

Minerals Technologies, Inc.	3,685	210
		1,308

Commercial Services – 3.9%

ABM Industries, Inc.	5,355	173

Advisory Board (The) Co. *	33,763	1,089

Brink’s (The) Co.	4,200	141

CBIZ, Inc. *	32,397	327

G&K Services, Inc., Class A	2,450	180

Healthcare Services Group, Inc.	41,269	1,519

Heidrick & Struggles International, Inc.	4,100	97

Hudson Global, Inc.	87,355	207

KAR Auction Services, Inc.	15,817	603
		4,336

Consumer Products – 0.5%

Dean Foods Co.	34,505	598

Consumer Services – 0.7%

Grand Canyon Education, Inc. *	18,746	801

Containers & Packaging – 0.4%

Silgan Holdings, Inc.	8,782	467

Design, Manufacturing & Distribution – 0.2%

CTS Corp.	15,472	244

Distributors – Consumer Staples – 0.7%

Calavo Growers, Inc.	6,675	381

United Natural Foods, Inc. *	9,139	368
		749

Distributors – Discretionary – 0.5%

LKQ Corp. *	18,760	599

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Electrical Equipment – 2.5%

Babcock & Wilcox Enterprises, Inc. *	15,620	$334

Belden, Inc.	2,915	179

BWX Technologies, Inc.	19,190	644

Cognex Corp.	10,915	425

National Instruments Corp.	28,849	869

Watts Water Technologies, Inc., Class A	4,955	273
		2,724

Engineering & Construction Services – 0.8%

KBR, Inc.	28,400	440

Tutor Perini Corp. *	31,400	488
		928

Gaming, Lodging & Restaurants – 2.1%

Bloomin’ Brands, Inc.	12,270	207

Buffalo Wild Wings, Inc. *	5,465	809

Cheesecake Factory (The), Inc.	6,935	368

Del Frisco’s Restaurant Group, Inc. *	17,440	289

Golden Entertainment, Inc. *	3,000	33

Krispy Kreme Doughnuts, Inc. *	16,700	260

Noodles & Co. *	14,144	168

Ruby Tuesday, Inc. *	28,000	151
		2,285

Hardware – 2.9%

ARRIS International PLC *	28,200	646

CalAmp Corp. *	28,255	507

Dolby Laboratories, Inc., Class A	3,960	172

Extreme Networks, Inc. *	61,400	191

InterDigital, Inc.	12,220	680

Plantronics, Inc.	3,290	129

QLogic Corp. *	33,700	453

Stratasys Ltd. *	14,294	370
		3,148

Health Care Facilities & Services – 4.5%

AAC Holdings, Inc. *	14,750	292

Air Methods Corp. *	6,360	230

Chemed Corp.	4,295	582

Diplomat Pharmacy, Inc. *	18,793	515

ExamWorks Group, Inc. *	13,978	413

Hanger, Inc. *	50,100	326

ICON PLC *	10,455	785

LifePoint Health, Inc. *	10,300	713

NeoGenomics, Inc. *	45,570	307

Nobilis Health Corp. *	70,500	220

Providence Service (The) Corp. *	5,210	266

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Health Care Facilities & Services – 4.5% – continued

WellCare Health Plans, Inc. *	3,800	$353
		5,002

Home & Office Products – 1.5%

M/I Homes, Inc. *	10,100	188

Masonite International Corp. *	12,500	819

TRI Pointe Group, Inc. *	33,000	389

Tupperware Brands Corp.	4,770	276
		1,672

Industrial Services – 0.9%

Kaman Corp.	10,364	442

Ritchie Bros. Auctioneers, Inc.	21,270	576
		1,018

Institutional Financial Services – 0.6%

BGC Partners, Inc., Class A	52,400	474

Greenhill & Co., Inc.	10,115	225
		699

Insurance – 2.8%

Argo Group International Holdings Ltd.	3,385	194

CNO Financial Group, Inc.	8,050	144

Endurance Specialty Holdings Ltd.	3,205	209

Enstar Group Ltd. *	3,100	504

Global Indemnity PLC *	17,323	539

Hanover Insurance Group (The), Inc.	1,395	126

Horace Mann Educators Corp.	31,200	989

National Western Life Group, Inc., Class A	700	162

Primerica, Inc.	4,220	188
		3,055

Leisure Products – 0.2%

Thor Industries, Inc.	3,525	225

Machinery – 0.7%

CIRCOR International, Inc.	3,100	144

Curtiss-Wright Corp.	2,305	174

Hyster-Yale Materials Handling, Inc.	3,535	236

Regal Beloit Corp.	3,285	207
		761

Manufactured Goods – 2.3%

EnPro Industries, Inc.	12,500	721

Global Brass & Copper Holdings, Inc.	5,095	127

Proto Labs, Inc. *	19,873	1,532

Timken (The) Co.	5,124	172
		2,552

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Media – 2.7%

Boingo Wireless, Inc. *	10,810	$83

HealthStream, Inc. *	14,290	316

IAC/InterActiveCorp	5,770	272

MDC Partners, Inc., Class A	22,791	538

National CineMedia, Inc.	10,670	162

Shutterfly, Inc. *	15,725	729

Stamps.com, Inc. *	7,605	808

TechTarget, Inc. *	16,425	122
		3,030

Medical Equipment & Devices – 3.9%

Bio-Techne Corp.	19,285	1,823

Cepheid, Inc. *	17,141	572

Globus Medical, Inc., Class A *	7,010	167

Invacare Corp.	14,700	194

MiMedx Group, Inc. *	58,680	513

Neogen Corp. *	5,809	292

Novadaq Technologies, Inc. *	15,769	175

West Pharmaceutical Services, Inc.	4,390	304

Zeltiq Aesthetics, Inc. *	11,171	303
		4,343

Metals & Mining – 0.5%

Compass Minerals International, Inc.	7,153	507

US Antimony Corp. *	15,761	3
		510

Oil, Gas & Coal – 1.4%

Cairn Energy PLC ADR *	34,600	199

Cobalt International Energy, Inc. *	28,300	84

Diamondback Energy, Inc. *	3,610	279

Kosmos Energy Ltd. *	36,000	209

McDermott International, Inc. *	30,700	125

Patterson-UTI Energy, Inc.	10,710	189

World Fuel Services Corp.	8,966	436
		1,521

Real Estate – 0.5%

Howard Hughes (The) Corp. *	4,670	495

Real Estate Investment Trusts – 4.2%

CBL & Associates Properties, Inc.	17,465	208

Colony Starwood Homes	9,836	243

Corporate Office Properties Trust	10,710	281

CyrusOne, Inc.	4,720	215

DuPont Fabros Technology, Inc.	3,855	156

Education Realty Trust, Inc.	6,338	264

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Real Estate Investment Trusts – 4.2% – continued

EPR Properties	2,770	$185

GEO Group (The), Inc.	31,555	1,094

Gramercy Property Trust	32,610	276

Granite Real Estate Investment Trust	7,800	224

Hersha Hospitality Trust	13,015	278

Mack-Cali Realty Corp.	7,240	170

Medical Properties Trust, Inc.	31,920	414

National Storage Affiliates Trust	18,700	396

Potlatch Corp.	791	25

Starwood Property Trust, Inc.	9,510	180
		4,609

Recreational Facilities & Services – 0.6%

AMC Entertainment Holdings, Inc., Class A	7,750	217

Six Flags Entertainment Corp.	8,682	482
		699

Renewable Energy – 0.2%

Green Plains, Inc.	15,355	245

Retail – Consumer Staples – 2.8%

Big Lots, Inc.	7,855	356

Five Below, Inc. *	34,145	1,412

Fresh Market (The), Inc. *	15,285	436

Natural Grocers by Vitamin Cottage, Inc. *	15,600	332

Ollie’s Bargain Outlet Holdings, Inc. *	14,300	335

SpartanNash Co.	7,010	212
		3,083

Retail – Discretionary – 4.8%

Abercrombie & Fitch Co., Class A	10,905	344

Beacon Roofing Supply, Inc. *	9,422	386

Caleres, Inc.	8,920	252

Dick’s Sporting Goods, Inc.	3,540	166

Duluth Holdings, Inc. *	22,700	442

Freshpet, Inc. *	25,017	183

GameStop Corp., Class A	4,770	151

Guess?, Inc.	10,000	188

Monro Muffler Brake, Inc.	9,210	658

Office Depot, Inc. *	113,500	806

Rush Enterprises, Inc., Class A *	47,900	874

Sonic Automotive, Inc., Class A	28,900	534

Tile Shop Holdings, Inc. *	20,966	313
		5,297

Semiconductors – 2.9%

Cabot Microelectronics Corp.	9,383	384

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Semiconductors – 2.9% – continued

Cavium, Inc. *	5,800	$355

Diodes, Inc. *	17,000	341

M/A-COM Technology Solutions Holdings, Inc. *	19,000	832

ON Semiconductor Corp. *	32,300	310

Power Integrations, Inc.	7,280	361

Synaptics, Inc. *	8,150	650
		3,233

Software – 8.8%

ACI Worldwide, Inc. *	17,270	359

athenahealth, Inc. *	4,357	605

Callidus Software, Inc. *	46,245	771

ChannelAdvisor Corp. *	8,541	96

Cvent, Inc. *	12,123	259

Digi International, Inc. *	20,465	193

Envestnet, Inc. *	27,550	749

Fleetmatics Group PLC *	5,765	235

InnerWorkings, Inc. *	20,965	167

Inovalon Holdings, Inc., Class A *	35,618	660

j2 Global, Inc.	4,880	301

Mentor Graphics Corp.	11,490	234

Monotype Imaging Holdings, Inc.	6,790	162

NICE-Systems Ltd. ADR	3,130	203

PDF Solutions, Inc. *	35,190	471

Pegasystems, Inc.	17,214	437

PROS Holdings, Inc. *	17,058	201

SciQuest, Inc. *	20,493	284

SPS Commerce, Inc. *	8,438	362

Tyler Technologies, Inc. *	4,592	591

Ultimate Software Group (The), Inc. *	7,551	1,461

Veeva Systems, Inc., Class A *	12,954	324

Verint Systems, Inc. *	9,786	327

Xura, Inc. *	15,830	311
		9,763

Specialty Finance – 2.6%

Cash America International, Inc.	12,910	499

Cass Information Systems, Inc.	5,808	304

Ellie Mae, Inc. *	12,093	1,096

PHH Corp. *	16,500	207

PRA Group, Inc. *	23,737	697

SLM Corp. *	15,700	100
		2,903

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% – continued

Technology Services – 7.3%

Bottomline Technologies de, Inc. *	28,630	$873

comScore, Inc. *	21,855	656

Convergys Corp.	8,750	243

CoStar Group, Inc. *	8,389	1,579

Cubic Corp.	7,272	291

EPAM Systems, Inc. *	11,060	826

ManTech International Corp., Class A	9,140	292

MAXIMUS, Inc.	31,165	1,640

Virtusa Corp. *	19,015	712

WageWorks, Inc. *	18,845	954
		8,066

Telecom – 0.4%

8x8, Inc. *	45,250	455

Transportation & Logistics – 3.0%

Echo Global Logistics, Inc. *	46,671	1,268

Forward Air Corp.	5,050	229

Genesee & Wyoming, Inc., Class A *	4,150	260

Matson, Inc.	17,400	699

Mobile Mini, Inc.	8,810	291

Roadrunner Transportation Systems, Inc. *	43,060	536
		3,283

Transportation Equipment – 0.2%

Meritor, Inc. *	25,300	204

Navistar International Corp. *	3,900	49
		253

Utilities – 2.4%

California Water Service Group	5,688	152

Great Plains Energy, Inc.	39,900	1,287

NRG Energy, Inc.	20,723	270

Portland General Electric Co.	13,470	532

Vectren Corp.	3,250	164

WGL Holdings, Inc.	2,695	195
		2,600

Waste & Environment Services & Equipment – 0.2%

Tetra Tech, Inc.	8,590	256
Total Common Stocks
(Cost $89,016)		104,903

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.9%

Northern Institutional Funds - Diversified Assets Portfolio, 0.24% (1)(2)	5,371,661	$5,372
Total Investment Companies
(Cost $5,372)		5,372

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.39%, 9/15/16 (3)(4)	$170	$170
Total Short-Term Investments
(Cost $170)		170

Total Investments – 99.8%
(Cost $94,558)		110,445

Other Assets less Liabilities – 0.2%		269
NET ASSETS – 100.0%		$110,714

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2016 is disclosed.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Russell 2000 Mini Index	21	$2,330	Long	6/16	$69

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	16.2%
Consumer Staples	2.4
Energy	1.7
Financials	17.6
Health Care	13.6
Industrials	18.6
Information Technology	24.3
Materials	2.6
Telecommunication Services	0.5
Utilities	2.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Oil, Gas & Coal	$1,322	$199	$–	$1,521
All Other Industries (1)	103,382	–	–	103,382
Total Common Stocks	104,704	199	–	104,903
Investment Companies	5,372	–	–	5,372
Short-Term Investments	–	170	–	170
Total Investments	$110,076	$369	$–	$110,445

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$69	$–	$–	$69

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

At March 31, 2016, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Oil, Gas & Coal	$199	Valuations at bid price

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 1.6%

United States – 1.6%

JPMorgan Chase Bank N.A. Credit Linked Note (Republic of Indonesia), 6.13%, 5/17/28 (IDR) (2)	$9,550,000	$609
8.75%, 5/19/31 (IDR) (2)	2,054,000	163
8.38%, 3/17/34 (IDR) (2)	3,881,000	297
		1,069
Total Corporate Bonds
(Cost $1,085)		1,069

FOREIGN ISSUER BONDS – 87.8%

Angola – 0.2%

Angolan Government International Bond, 9.50%, 11/12/25 (2)	133	121

Argentina – 3.0%

Argentine Republic Government International Bond, 8.75%, 6/2/17 (3)	452	536
7.82%, 12/31/33 (EUR) (3)	131	169
8.28%, 12/31/33 (3)	388	461
6.06%, 12/15/35 (EUR) (3)(4)	145	17
6.27%, 12/15/35 (3)(4)	1,440	153
2.50%, 12/31/38 (3)	932	622

YPF S.A., 8.88%, 12/19/18	30	31
8.75%, 4/4/24	20	20
		2,009

Azerbaijan – 0.6%

Republic of Azerbaijan International Bond, 4.75%, 3/18/24	200	191

State Oil Co. of the Azerbaijan Republic, 4.75%, 3/13/23	200	176
		367

Belize – 0.1%

Belize Government International Bond, 5.00%, 2/20/38 (5)	130	64

Brazil – 8.9%

Brazil Letras do Tesouro Nacional, 0.00%, 1/1/19 (BRL) (6)	4,190	817
0.00%, 7/1/19 (BRL) (6)	425	78

Brazil Notas do Tesouro Nacional, Serie B, 6.00%, 8/15/50 (BRL)	300	225

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 87.8% – continued

Brazil – 8.9% – continued

Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 1/1/17 (BRL)	$5,843	$1,582
10.00%, 1/1/21 (BRL)	3,867	941
10.00%, 1/1/25 (BRL)	1,220	275

Brazilian Government International Bond, 4.88%, 1/22/21	290	293
2.63%, 1/5/23	628	538
4.25%, 1/7/25	480	440
6.00%, 4/7/26	320	325
8.25%, 1/20/34	177	198
7.13%, 1/20/37	35	35
5.63%, 1/7/41	100	86
5.00%, 1/27/45	60	48
		5,881

Cameroon – 0.1%

Republic of Cameroon International Bond, 9.50%, 11/19/25	40	38

Chile – 0.4%

Chile Government International Bond, 5.50%, 8/5/20 (CLP)	15,000	23

Corp. Nacional del Cobre de Chile, 3.88%, 11/3/21	81	83
3.00%, 7/17/22	85	82
4.50%, 9/16/25	85	87
		275

Colombia – 3.6%

Colombia Government International Bond, 4.38%, 7/12/21	75	78
4.00%, 2/26/24	235	236
4.50%, 1/28/26	85	87
9.85%, 6/28/27 (COP)	618,000	241
7.38%, 9/18/37	145	171

Colombian TES, 7.00%, 5/4/22 (COP)	1,106,600	357
10.00%, 7/24/24 (COP)	884,400	331
7.50%, 8/26/26 (COP)	836,900	267
6.00%, 4/28/28 (COP)	2,266,500	628
		2,396

Costa Rica – 0.4%

Costa Rica Government International Bond, 7.16%, 3/12/45	200	181

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL
	AMOUNT	VALUE
	(000s) (1)	(000s)
FOREIGN ISSUER BONDS – 87.8% – continued

Costa Rica – 0.4% – continued

Costa Rica Government International Bond, 4.25%, 1/26/23	$40	$36
7.00%, 4/4/44	35	32
		249

Croatia – 1.8%

Croatia Government International Bond, 6.75%, 11/5/19	200	220
6.38%, 3/24/21	245	268
5.50%, 4/4/23	250	264
6.00%, 1/26/24	435	475
		1,227

Dominican Republic – 2.9%

Dominican Republic International Bond, 7.50%, 5/6/21	100	109
5.88%, 4/18/24	250	256
5.50%, 1/27/25	405	407
6.88%, 1/29/26 (2)	210	223
7.45%, 4/30/44	560	588
6.85%, 1/27/45	340	338
		1,921

Ecuador – 0.4%

Ecuador Government International Bond, 10.50%, 3/24/20 (2)	275	249

Egypt – 0.1%

Egypt Government International Bond, 5.75%, 4/29/20	100	100

Ghana – 0.2%

Ghana Government International Bond, 7.88%, 8/7/23	200	160

Guatemala – 0.1%

Guatemala Government Bond, 5.75%, 6/6/22	40	44
4.88%, 2/13/28	35	35
		79

	PRINCIPAL
	AMOUNT	VALUE
	(000s) (1)	(000s)
FOREIGN ISSUER BONDS – 87.8% – continued

Hungary – 5.8%

Hungary Government Bond, 6.50%, 6/24/19 (HUF)	$18,020	$76
6.00%, 11/24/23 (HUF)	60,430	271
3.00%, 6/26/24 (HUF)	29,920	111
5.50%, 6/24/25 (HUF)	244,840	1,086

Hungary Government International Bond, 6.25%, 1/29/20	25	28
6.38%, 3/29/21	54	61
5.38%, 2/21/23	762	845
5.75%, 11/22/23	558	636
5.38%, 3/25/24	582	652
7.63%, 3/29/41	54	76
		3,842

Indonesia – 7.5%

Indonesia Government International Bond, 5.88%, 3/13/20	135	151
3.38%, 4/15/23	130	127
5.88%, 1/15/24	175	197
4.13%, 1/15/25 (2)	170	171
4.75%, 1/8/26	400	420
7.75%, 1/17/38	50	64
5.13%, 1/15/45	200	199

Indonesia Treasury Bond, 7.88%, 4/15/19 (IDR)	6,350,000	484
8.38%, 3/15/24 (IDR)	15,577,000	1,221
8.38%, 9/15/26 (IDR)	4,809,000	379
9.00%, 3/15/29 (IDR)	5,724,000	458
8.75%, 5/15/31 (IDR)	4,829,000	383

Pertamina Persero PT, 4.88%, 5/3/22	104	106
5.63%, 5/20/43	200	176

Perusahaan Penerbit SBSN Indonesia III, 4.33%, 5/28/25 (2)	80	80
4.55%, 3/29/26 (2)	359	359
		4,975

Ivory Coast – 1.5%

Ivory Coast Government International Bond, 5.75%, 12/31/32 (5)	1,056	979

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 87.8% – continued

Jamaica – 0.8%

Jamaica Government International Bond, 8.00%, 6/24/19	$120	$130
6.75%, 4/28/28	416	426
		556

Jordan – 0.2%

Jordan Government International Bond, 6.13%, 1/29/26 (2)	110	116

Kazakhstan – 1.7%

Kazakhstan Government International Bond, 3.88%, 10/14/24 (2)	275	263
3.88%, 10/14/24	295	283

KazMunayGas National Co. JSC, 9.13%, 7/2/18	225	246
7.00%, 5/5/20	125	132
6.38%, 4/9/21	200	206
		1,130

Kenya – 0.2%

Kenya Government International Bond, 6.88%, 6/24/24	110	104

Lithuania – 0.5%

Lithuania Government International Bond, 6.13%, 3/9/21	270	314

Malaysia – 2.2%

Malaysia Government Bond, 3.65%, 10/31/19 (MYR)	880	228
4.05%, 9/30/21 (MYR)	1,920	502
3.80%, 9/30/22 (MYR)	2,100	541
3.96%, 9/15/25 (MYR)	825	214
		1,485

Mexico – 8.4%

Mexican Bonos, 5.00%, 12/11/19 (MXN)	16,362	945
6.50%, 6/10/21 (MXN)	6,400	389
10.00%, 12/5/24 (MXN)	27,320	2,033
7.50%, 6/3/27 (MXN)	2,900	187
7.75%, 5/29/31 (MXN)	2,050	134
7.75%, 11/13/42 (MXN) (7)	2	–

Mexican Udibonos, 4.00%, 11/15/40 (MXN)	536	177

Mexico Government International Bond, 5.63%, 1/15/17	55	57

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 87.8% – continued

Mexico – 8.4% – continued
5.95%, 3/19/19	$142	$158
4.13%, 1/21/26	200	210
6.75%, 9/27/34	65	84
6.05%, 1/11/40	40	47
4.75%, 3/8/44	168	168
4.60%, 1/23/46	165	161

Petroleos Mexicanos, 3.50%, 7/18/18	75	76
8.00%, 5/3/19	145	161
6.38%, 2/4/21	230	245
5.50%, 6/27/44	190	158
6.38%, 1/23/45	103	95
5.63%, 1/23/46	106	89
		5,574

Namibia – 0.1%

Namibia International Bonds, 5.25%, 10/29/25 (2)	60	58

Pakistan – 0.4%

Pakistan Government International Bond, 8.25%, 4/15/24 (2)	50	53
8.25%, 9/30/25 (2)	200	213
		266

Panama – 1.9%

Panama Government International Bond, 5.20%, 1/30/20	15	16
4.00%, 9/22/24	160	168
3.75%, 3/16/25	150	154
7.13%, 1/29/26	100	128
8.88%, 9/30/27	168	241
3.88%, 3/17/28	160	162
6.70%, 1/26/36	187	238
4.30%, 4/29/53	200	187
		1,294

Paraguay – 0.8%

Paraguay Government International Bond, 4.63%, 1/25/23	355	359
5.00%, 4/15/26 (2)	90	90
6.10%, 8/11/44 (2)	110	112
		561

Peru – 0.7%

Peruvian Government International Bond, 4.13%, 8/25/27	234	245

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 87.8% – continued

Peru – 0.7% – continued
6.90%, 8/12/37 (PEN)	$480	$138
5.63%, 11/18/50	100	112
		495

Philippines – 1.0%

Philippine Government Bond, 3.63%, 9/9/25 (PHP)	1,940	42

Philippine Government International Bond, 4.20%, 1/21/24	35	39
10.63%, 3/16/25	83	136
5.50%, 3/30/26	60	75
9.50%, 2/2/30	50	84
6.38%, 10/23/34	62	88
3.70%, 3/1/41	167	177
		641

Poland – 4.1%

Poland Government Bond, 5.50%, 10/25/19 (PLN)	1,500	455
5.25%, 10/25/20 (PLN)	300	92
5.75%, 9/23/22 (PLN)	1,450	468
3.25%, 7/25/25 (PLN)	4,308	1,205
2.50%, 7/25/26 (PLN)	1,870	487
		2,707

Romania – 1.7%

Romania Government Bond, 4.75%, 2/24/25 (RON)	500	142
5.80%, 7/26/27 (RON)	750	228

Romanian Government International Bond, 6.75%, 2/7/22	96	114
4.88%, 1/22/24	30	33
6.13%, 1/22/44	508	621
		1,138

Russia – 3.5%

Russian Federal Bond – OFZ, 7.40%, 6/14/17 (RUB)	10,930	159
7.50%, 2/27/19 (RUB)	22,020	315
7.60%, 4/14/21 (RUB)	5,800	81
7.60%, 7/20/22 (RUB)	11,500	160
7.00%, 8/16/23 (RUB)	56,890	765

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 87.8% – continued

Russia – 3.5% – continued

Russian Foreign Bond – Eurobond, 4.88%, 9/16/23	$400	$418
12.75%, 6/24/28	130	216
5.63%, 4/4/42	200	203
		2,317

Rwanda – 0.3%

Rwanda International Government Bond, 6.63%, 5/2/23	200	194

Senegal – 0.2%

Senegal Government International Bond, 6.25%, 7/30/24 (2)	125	116

Serbia – 0.9%

Serbia International Bond, 5.88%, 12/3/18	250	262
4.88%, 2/25/20	340	346
		608

Slovenia – 2.3%

Slovenia Government International Bond, 5.50%, 10/26/22	270	305
5.85%, 5/10/23	603	697
5.25%, 2/18/24	490	550
		1,552

South Africa – 5.9%

South Africa Government Bond, 8.25%, 9/15/17 (ZAR)	610	42
6.75%, 3/31/21 (ZAR)	5,683	355
10.50%, 12/21/26 (ZAR)	31,361	2,323
8.00%, 1/31/30 (ZAR)	4,829	290
7.00%, 2/28/31 (ZAR)	2,695	146
8.25%, 3/31/32 (ZAR)	7,450	447
6.25%, 3/31/36 (ZAR)	1,335	63

South Africa Government International Bond, 6.25%, 3/8/41	150	164
5.38%, 7/24/44	65	64
		3,894

Sri Lanka – 0.5%

Sri Lanka Government International Bond, 6.13%, 6/3/25	80	73
6.85%, 11/3/25 (2)	270	258
		331

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 87.8% – continued

Tanzania – 0.0%

Tanzania Government International Bond, 6.89%, 3/9/20 (8)	$27	$27

Thailand – 1.4%

Thailand Government Bond, 3.88%, 6/13/19 (THB)	4,570	140
3.63%, 6/16/23 (THB)	3,030	98
3.85%, 12/12/25 (THB)	12,280	416
4.88%, 6/22/29 (THB)	7,032	268
		922

Turkey – 5.0%

Turkey Government Bond, 6.30%, 2/14/18 (TRY)	805	270
8.50%, 7/10/19 (TRY)	1,466	505
9.50%, 1/12/22 (TRY)	447	158
9.00%, 7/24/24 (TRY)	379	129
8.00%, 3/12/25 (TRY)	3,800	1,215

Turkey Government International Bond, 7.50%, 11/7/19	120	137
3.25%, 3/23/23	50	47
7.38%, 2/5/25	135	162
4.25%, 4/14/26	210	204
4.88%, 10/9/26	315	320
6.00%, 1/14/41	130	140
		3,287

Ukraine – 1.2%

Ukraine Government International Bond, 7.75%, 9/1/19 (2)	356	336
7.75%, 9/1/20 (2)	220	206
7.75%, 9/1/21 (2)	13	12
7.75%, 9/1/24 (2)	39	35
0.00%, 5/31/40 (9)	628	208
		797

United Kingdom – 0.5%

Oschadbank Via SSB #1 PLC, 9.38%, 3/10/23 (5)	200	174

Ukreximbank Via Biz Finance PLC, 9.63%, 4/27/22	150	133
		307

Uruguay – 0.9%

Uruguay Government International Bond, 4.38%, 10/27/27	163	167

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 87.8% – continued

Uruguay – 0.9% – continued
7.63%, 3/21/36	$65	$83
5.10%, 6/18/50	365	340
		590

Venezuela – 2.1%

Petroleos de Venezuela S.A., 5.13%, 10/28/16	80	62
5.25%, 4/12/17	88	45
9.00%, 11/17/21	72	27
12.75%, 2/17/22	35	16
6.00%, 5/16/24	1,192	370
6.00%, 11/15/26	1,660	512
5.38%, 4/12/27	75	24
5.50%, 4/12/37	110	35

Venezuela Government International Bond, 6.00%, 12/9/20	180	60
9.00%, 5/7/23	90	31
7.65%, 4/21/25	75	25
11.75%, 10/21/26	35	14
9.25%, 9/15/27	120	48
11.95%, 8/5/31	160	63
9.38%, 1/13/34	19	7
7.00%, 3/31/38	88	30
		1,369

Vietnam – 0.3%

Vietnam Government International Bond, 6.75%, 1/29/20	115	128
4.80%, 11/19/24	50	50
		178

Zambia – 0.5%

Zambia Government International Bond, 8.50%, 4/14/24	200	166
8.97%, 7/30/27	200	166
		332
Total Foreign Issuer Bonds
(Cost $58,668)		58,192

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 0.5%

Sovereigns – 0.5%

U.S. Treasury Bond, 2.50%, 2/15/46	$360	$351
Total U.S. Government Obligations
(Cost $348)		351

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.3%

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (10)(11)	4,139,715	$4,140
Total Investment Companies
(Cost $4,140)		4,140

Total Investments – 96.2%
(Cost $64,241)		63,752

Other Assets less Liabilities – 3.8%		2,547
NET ASSETS – 100.0%		$66,299

(1)	Principal amount is in USD unless otherwise indicated.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Issuer has defaulted on terms of debt obligation.
(4)	Variable rate security. Rate disclosed as of the time of default.
(5)	Step coupon bond. Rate as of March 31, 2016 is disclosed.
(6)	Zero coupon bond.
(7)	Value rounds to less than one thousand.
(8)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(9)	Coupon rate is zero for an initial period then resets at a specified date and rate.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(11)	7-day yield as of March 31, 2016 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Barclays	Brazilian Real	78	United States Dollar	22	4/4/16	$– *
Barclays	Brazilian Real	233	United States Dollar	58	4/4/16	(7)
Barclays	Brazilian Real	78	United States Dollar	21	5/3/16	(1)
Barclays	Brazilian Real	188	United States Dollar	51	5/3/16	(1)
Barclays	Hungarian Forint	9,878	United States Dollar	35	5/18/16	– *
Barclays	Indian Rupee	4,220	United States Dollar	63	4/18/16	(1)
Barclays	Indian Rupee	10,821	United States Dollar	160	4/18/16	(3)
Barclays	United States Dollar	21	Brazilian Real	78	4/4/16	1
Barclays	United States Dollar	65	Brazilian Real	233	4/4/16	(1)
Barclays	United States Dollar	47	Brazilian Real	172	5/3/16	– *
Barclays	United States Dollar	164	Colombian Peso	522,751	4/18/16	10
Barclays	United States Dollar	82	Indian Rupee	5,515	4/18/16	2
Barclays	United States Dollar	43	Mexican Peso	774	4/18/16	2
Barclays	United States Dollar	– *	Mexican Peso	7	4/18/16	– *
Barclays	United States Dollar	112	Romanian Leu	452	4/18/16	3
Barclays	United States Dollar	7	Romanian Leu	27	4/18/16	– *
Barclays	United States Dollar	31	South African Rand	480	4/18/16	1
Barclays	United States Dollar	114	Thai Baht	4,011	4/18/16	– *
Barclays	United States Dollar	53	Turkish Lira	156	4/18/16	2
BNP	Brazilian Real	3,170	United States Dollar	891	4/4/16	9
BNP	Brazilian Real	652	United States Dollar	183	4/4/16	2
BNP	Brazilian Real	100	United States Dollar	25	4/4/16	(3)
BNP	Brazilian Real	3,721	United States Dollar	935	4/4/16	(99)
BNP	Brazilian Real	500	United States Dollar	140	5/3/16	2
BNP	Brazilian Real	275	United States Dollar	77	5/3/16	1
BNP	Brazilian Real	3,170	United States Dollar	872	5/3/16	(2)
BNP	Chinese Yuan Renminbi	1,152	United States Dollar	175	9/6/16	(1)
BNP	Chinese Yuan Renminbi	1,088	United States Dollar	165	9/6/16	(2)
BNP	Chinese Yuan Renminbi	2,157	United States Dollar	325	9/6/16	(5)
BNP	Chinese Yuan Renminbi	2,101	United States Dollar	315	9/6/16	(7)
BNP	Colombian Peso	135,361	United States Dollar	45	4/28/16	– *
BNP	Colombian Peso	1,239,760	United States Dollar	381	4/28/16	(32)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Euro	580	Polish Zloty	2,511	4/28/16	$12
BNP	Euro	564	United States Dollar	631	4/28/16	(12)
BNP	Euro	144	United States Dollar	157	6/8/16	(7)
BNP	Hong Kong Dollar	2,403	United States Dollar	310	4/28/16	– *
BNP	Hungarian Forint	29,527	United States Dollar	107	4/4/16	– *
BNP	Hungarian Forint	11,047	United States Dollar	40	4/28/16	– *
BNP	Hungarian Forint	18,739	United States Dollar	67	4/28/16	(1)
BNP	Indian Rupee	142	United States Dollar	2	4/28/16	– *
BNP	Indonesian Rupiah	5,980,528	United States Dollar	452	5/26/16	1
BNP	Indonesian Rupiah	1,092,896	United States Dollar	82	5/26/16	(1)
BNP	Indonesian Rupiah	371,790	United States Dollar	27	5/26/16	(1)
BNP	Indonesian Rupiah	2,348,040	United States Dollar	170	5/26/16	(7)
BNP	Indonesian Rupiah	6,455,356	United States Dollar	461	5/26/16	(27)
BNP	Japanese Yen	35,162	United States Dollar	310	4/28/16	(3)
BNP	Korean Won	153,349	United States Dollar	132	4/28/16	(2)
BNP	Korean Won	223,744	United States Dollar	193	4/28/16	(2)
BNP	Korean Won	387,728	United States Dollar	325	4/28/16	(13)
BNP	Malaysian Ringgit	160	United States Dollar	41	4/28/16	– *
BNP	Malaysian Ringgit	723	United States Dollar	180	4/28/16	(6)
BNP	Mexican Peso	2,677	United States Dollar	155	4/5/16	– *
BNP	Mexican Peso	2,178	United States Dollar	126	4/28/16	– *
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	– *
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	– *
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	– *
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	– *
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	– *
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	– *
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	(1)
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	(1)
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	(1)
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	(1)
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	(1)
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	(1)
BNP	Mexican Peso	241	United States Dollar	13	4/28/16	(1)
BNP	Mexican Peso	603	United States Dollar	34	4/28/16	(1)
BNP	Mexican Peso	1,643	United States Dollar	92	4/28/16	(3)
BNP	Mexican Peso	5,207	United States Dollar	290	4/28/16	(11)
BNP	Mexican Peso	10,064	United States Dollar	569	4/28/16	(12)
BNP	Peruvian Nuevo Sol	40	United States Dollar	12	4/28/16	– *
BNP	Philippine Peso	3,739	United States Dollar	80	4/28/16	(2)
BNP	Polish Zloty	283	United States Dollar	75	4/4/16	(1)
BNP	Polish Zloty	387	United States Dollar	104	4/28/16	– *
BNP	Romanian Leu	86	United States Dollar	22	4/28/16	– *
BNP	Romanian Leu	912	United States Dollar	225	4/28/16	(7)
BNP	Russian Ruble	4,866	United States Dollar	72	4/28/16	– *

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	South African Rand	2,311	United States Dollar	157	4/5/16	$– *
BNP	South African Rand	1,211	United States Dollar	82	4/28/16	– *
BNP	South African Rand	458	United States Dollar	30	4/28/16	(1)
BNP	South African Rand	4,005	United States Dollar	265	4/28/16	(5)
BNP	South African Rand	4,804	United States Dollar	311	4/28/16	(13)
BNP	South African Rand	8,570	United States Dollar	558	4/28/16	(19)
BNP	Taiwan Dollar	5,023	United States Dollar	153	4/28/16	(4)
BNP	Thai Baht	2,180	United States Dollar	62	4/28/16	– *
BNP	Turkish Lira	195	United States Dollar	69	4/6/16	– *
BNP	Turkish Lira	188	United States Dollar	66	4/28/16	– *
BNP	Turkish Lira	485	United States Dollar	165	4/28/16	(6)
BNP	Turkish Lira	459	United States Dollar	155	4/28/16	(6)
BNP	Turkish Lira	1,193	United States Dollar	409	4/28/16	(10)
BNP	United States Dollar	170	Brazilian Real	652	4/4/16	11
BNP	United States Dollar	878	Brazilian Real	3,170	4/4/16	3
BNP	United States Dollar	28	Brazilian Real	100	4/4/16	– *
BNP	United States Dollar	1,046	Brazilian Real	3,721	4/4/16	(11)
BNP	United States Dollar	15	Chilean Peso	10,132	4/28/16	– *
BNP	United States Dollar	42	Chinese Yuan Renminbi	274	9/6/16	– *
BNP	United States Dollar	99	Colombian Peso	297,905	4/28/16	– *
BNP	United States Dollar	318	Euro	284	4/28/16	5
BNP	United States Dollar	147	Euro	130	4/28/16	1
BNP	United States Dollar	35	Euro	31	4/28/16	– *
BNP	United States Dollar	13	Hong Kong Dollar	101	4/28/16	– *
BNP	United States Dollar	107	Hungarian Forint	29,527	4/28/16	– *
BNP	United States Dollar	103	Indonesian Rupiah	1,413,680	5/26/16	4
BNP	United States Dollar	103	Indonesian Rupiah	1,413,680	5/26/16	4
BNP	United States Dollar	155	Indonesian Rupiah	2,071,005	5/26/16	1
BNP	United States Dollar	155	Indonesian Rupiah	2,061,454	5/26/16	1

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	United States Dollar	25	Indonesian Rupiah	339,150	5/26/16	$1
BNP	United States Dollar	70	Indonesian Rupiah	927,010	5/26/16	– *
BNP	United States Dollar	306	Japanese Yen	34,752	4/28/16	3
BNP	United States Dollar	325	Korean Won	384,365	4/28/16	10
BNP	United States Dollar	14	Korean Won	15,988	4/28/16	– *
BNP	United States Dollar	268	Malaysian Ringgit	1,107	4/28/16	17
BNP	United States Dollar	310	Malaysian Ringgit	1,267	4/28/16	17
BNP	United States Dollar	190	Malaysian Ringgit	765	4/28/16	7
BNP	United States Dollar	1,148	Mexican Peso	20,461	4/28/16	33
BNP	United States Dollar	163	Mexican Peso	2,893	4/28/16	4
BNP	United States Dollar	162	Mexican Peso	2,875	4/28/16	4
BNP	United States Dollar	154	Mexican Peso	2,677	4/28/16	– *
BNP	United States Dollar	272	Peruvian Nuevo Sol	939	4/28/16	10
BNP	United States Dollar	160	Polish Zloty	624	4/28/16	7
BNP	United States Dollar	170	Polish Zloty	638	4/28/16	1
BNP	United States Dollar	75	Polish Zloty	283	4/28/16	1
BNP	United States Dollar	510	Romanian Leu	2,052	4/28/16	13
BNP	United States Dollar	460	Russian Ruble	32,547	4/28/16	20
BNP	United States Dollar	266	South African Rand	4,005	4/4/16	5
BNP	United States Dollar	160	South African Rand	2,598	4/28/16	15
BNP	United States Dollar	160	South African Rand	2,523	4/28/16	10
BNP	United States Dollar	77	South African Rand	1,169	4/28/16	1
BNP	United States Dollar	156	South African Rand	2,311	4/28/16	– *
BNP	United States Dollar	60	South African Rand	884	4/28/16	– *
BNP	United States Dollar	155	Taiwan Dollar	5,020	4/28/16	1
BNP	United States Dollar	1,205	Thai Baht	42,616	4/28/16	6

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	United States Dollar	55	Thai Baht	1,929	4/28/16	$– *
BNP	United States Dollar	283	Turkish Lira	825	4/28/16	7
BNP	United States Dollar	330	Turkish Lira	947	4/28/16	4
BNP	United States Dollar	16	Turkish Lira	47	4/28/16	1
BNP	United States Dollar	69	Turkish Lira	195	4/28/16	– *
BNP	United States Dollar	320	Turkish Lira	976	9/6/16	12
HSBC	Peruvian Nuevo Sol	222	United States Dollar	66	6/17/16	– *
JPMorgan Chase	Brazilian Real	78	United States Dollar	22	4/4/16	– *
JPMorgan Chase	Brazilian Real	403	United States Dollar	109	5/3/16	(2)
JPMorgan Chase	Brazilian Real	78	United States Dollar	21	5/3/16	(1)
JPMorgan Chase	Hungarian Forint	9,878	United States Dollar	36	5/18/16	– *
JPMorgan Chase	Indian Rupee	5,578	United States Dollar	83	4/18/16	(1)
JPMorgan Chase	Indonesian Rupiah	1,372,250	United States Dollar	104	4/18/16	1
JPMorgan Chase	Peruvian Nuevo Sol	47	United States Dollar	14	6/17/16	– *
JPMorgan Chase	Russian Ruble	2,132	United States Dollar	30	4/18/16	(1)
JPMorgan Chase	Thai Baht	5,638	United States Dollar	160	4/18/16	– *
JPMorgan Chase	United States Dollar	21	Brazilian Real	78	4/4/16	1
JPMorgan Chase	United States Dollar	103	Brazilian Real	378	5/3/16	1
JPMorgan Chase	United States Dollar	82	Indian Rupee	5,515	4/18/16	2
JPMorgan Chase	United States Dollar	43	Mexican Peso	774	4/18/16	2
JPMorgan Chase	United States Dollar	160	Thai Baht	5,654	4/18/16	1
JPMorgan Chase	United States Dollar	53	Turkish Lira	156	4/18/16	2
Standard Chartered Bank	Brazilian Real	78	United States Dollar	22	4/4/16	– *
Standard Chartered Bank	Brazilian Real	78	United States Dollar	21	5/3/16	(1)
Standard Chartered Bank	Hungarian Forint	9,878	United States Dollar	36	5/18/16	– *
Standard Chartered Bank	Indian Rupee	1,668	United States Dollar	25	4/18/16	– *
Standard Chartered Bank	Indonesian Rupiah	1,372,250	United States Dollar	105	4/18/16	1
Standard Chartered Bank	Indonesian Rupiah	2,744,500	United States Dollar	208	4/18/16	1
Standard Chartered Bank	Romanian Leu	317	United States Dollar	80	4/18/16	(1)
Standard Chartered Bank	Russian Ruble	4,244	United States Dollar	60	4/18/16	(3)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Standard Chartered Bank	United States Dollar	21	Brazilian Real	78	4/4/16	$1
Standard Chartered Bank	United States Dollar	100	Colombian Peso	322,500	4/18/16	7
Standard Chartered Bank	United States Dollar	82	Indian Rupee	5,515	4/18/16	2
Standard Chartered Bank	United States Dollar	43	Mexican Peso	774	4/18/16	2
Standard Chartered Bank	United States Dollar	53	Turkish Lira	156	4/18/16	2
UBS	United States Dollar	81	Indian Rupee	5,515	4/18/16	2
UBS	United States Dollar	112	Romanian Leu	452	4/18/16	3

Total						$(57)

*	Amount rounds to less than one thousand.

As of March 31, 2016, the Fund had the following credit default swap agreements outstanding:

COUNTERPARTY	BUY/SELL PROTECTION	(PAY)/ RECEIVE FIXED RATE	REFERENCE ENTITY/ SECURITY	NOTIONAL AMOUNT	EXPIRATION DATE	FAIR VALUE (000s)	PREMIUMS PAID/ (RECEIVED) (000s)	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Buy	(1.00)%	China Government Bond, 7.50%, 10/28/27	$550,000	6/20/21	$5	$10	$(5)
BNP	Buy	(1.00)%	Russia Government Bond, 7.50%, 3/31/30	225,000	6/20/21	20	20	– *
BNP	Buy	(1.00)%	Qatar Government Bond, 9.75%, 6/15/30	575,000	6/20/21	(1)	8	(9)

Total								$(14)

*	Amount rounds to less than one thousand.

As of March 31, 2016, the Fund had the following currency swap agreement outstanding:

COUNTERPARTY	PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	3-month USD LIBOR BBA	10.28%	5,158,348	TRY	4/25/18	$11

Total						$11

As of March 31, 2016, the Fund had the following interest rate swap agreements outstanding:

COUNTERPARTY	PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Poland Warsaw InterBank Offered Rate 6 Month	1.86%	1,450,000	PLN	10/27/20	$2
BNP	Brazil CETIP InterBank Deposit	13.80%	1,259,133	BRL	1/4/21	3
BNP	Brazil CETIP InterBank Deposit	16.23%	239,111	BRL	1/4/21	8

Total						$13

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AA	0.6%
A	13.7
BBB	27.8
BB	32.7
B	7.9
CCC or Below	7.6
Non-Rated	3.2
Cash Equivalents	6.5

Total	100.0%

* Credit quality ratings are compiled from two external rating agencies: Moody’s and Standard & Poor’s. The Fund reports the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2016, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Basic Materials	0.4%
Energy	5.1
Financial	2.1
Government	92.4

Total	100.0%

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	52.3%
Indonesian Rupiah	6.7
Brazilian Real	6.6
Mexican Peso	6.5
South African Rand	6.1
All other currencies less than 5%	21.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–	$1,069	$–	$1,069
Foreign Issuer Bonds (1)	–	58,192	–	58,192
U.S. Government Obligations (1)	–	351	–	351
Investment Companies	4,140	–	–	4,140
Total Investments	$4,140	$59,612	$–	$63,752

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$319	$–	$319
Currency Swap Agreements	–	11	–	11
Interest Rate Swap Agreements	–	13	–	13
Liabilities
Forward Foreign Currency Exchange Contracts	–	(376)	–	(376)
Credit Default Swap Agreements	–	(14)	–	(14)
Total Other Financial Instruments	$–	$(47)	$–	$(47)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period:

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued	MARCH 31, 2016

EXPLANATION OF CURRENCY ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

BRL – Brazilian Real

CLP – Chilean Peso

COP – Columbian Peso

EUR – Euro

HUF – Hungarian Forint

IDR – Indonesian Rupiah

MXN – Mexican Peso

MYR – Malaysian Ringgit

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

PLN – Polish Zloty

RON – Romanian Leu

RUB – Russian Ruble

THB – Thai Baht

TRY – Turkish Lira

USD – US Dollar

ZAR – South African Rand

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2%

Commercial Mortgage-Backed Securities – 0.7%

GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.79%, 8/10/45 (2)	$1,760	$1,677

Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/5/30 (2)(3)	1,020	1,026
		2,703

Other – 0.3%

AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.07%, 2/15/40 (3)(4)	263	260

CAM Mortgage LLC, Series 2015-1, Class M, 4.75%, 7/15/64 (2)(3)	100	99

Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 4.94%, 5/25/35 (4)	206	206

Sierra Timeshare Receivables Funding LLC, Series 2011-3A, Class C, 9.31%, 7/20/28 (3)	145	148

Springleaf Funding Trust, Series 2014-AA, Class C, 4.45%, 12/15/22 (3)	575	561
		1,274

Whole Loan – 1.2%

Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.50%, 10/25/33	174	176

Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB1, 6.00%, 10/25/34	843	846

Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.75%, 11/25/35	184	187

Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.50%, 11/25/34	106	98

Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.72%, 5/25/35 (2)	91	85

Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.64%, 5/25/35 (2)	497	406

DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 0.76%, 9/19/45 (2)	213	152

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Whole Loan – 1.2% – continued

GMACM Mortgage Loan Trust, Series 2005-AR4, Class 3A1, 3.19%, 7/19/35 (2)	$354	$319

GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.88%, 12/25/34 (2)	247	236

GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 2.65%, 7/25/35 (2)	127	120

IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 1.07%, 7/25/45 (2)	445	358

JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 2.79%, 3/25/36 (2)	135	93

MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.03%, 3/25/35 (2)	467	398

New York Mortgage Trust, Series 2006-1, Class 2A2, 3.18%, 5/25/36 (2)	155	139

RFMSI Trust, Series 2006-S1, Class 1A3, 5.75%, 1/25/36	321	316

Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.74%, 7/25/35 (2)	451	318

WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR11, Class 2A, 2.16%, 9/25/46 (2)	386	332

WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 2A, 1.91%, 1/25/47 (2)	488	415
		4,994
Total Asset-Backed Securities
(Cost $8,812)		8,971

CONVERTIBLE BONDS – 1.4%

Apparel & Textile Products – 0.1%

Iconix Brand Group, Inc., 1.50%, 3/15/18	790	537

Biotechnology – 0.2%

BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	600	711

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CONVERTIBLE BONDS – 1.4% – continued

Communications Equipment – 0.2%

Rovi Corp., 0.50%, 3/1/20	$880	$840

Consumer Finance – 0.0%

Redwood Trust, Inc., 4.63%, 4/15/18	20	19

Exploration & Production – 0.2%

Chesapeake Energy Corp., 2.50%, 5/15/37	525	332

Whiting Petroleum Corp., 1.25%, 4/1/20 (3)	545	317
		649

Financial Services – 0.0%

RWT Holdings, Inc., 5.63%, 11/15/19	110	100

Hardware – 0.1%

Brocade Communications Systems, Inc., 1.38%, 1/1/20	280	277

Homebuilders – 0.2%

CalAtlantic Group, Inc., 0.25%, 6/1/19	85	75

KB Home, 1.38%, 2/1/19	185	171

Lennar Corp., 3.25%, 11/15/21	285	588
		834

Manufactured Goods – 0.2%

RTI International Metals, Inc., 1.63%, 10/15/19	840	879

Retail – Consumer Discretionary – 0.0%

MercadoLibre, Inc., 2.25%, 7/1/19	150	169

Semiconductors – 0.1%

Micron Technology, Inc., 3.00%, 11/15/43	260	177

Transportation & Logistics – 0.1%

Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	725	430

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CONVERTIBLE BONDS – 1.4% – continued

Transportation & Logistics – 0.1% – continued

Macquarie Infrastructure Corp., 2.88%, 7/15/19	$30	$33
		463
Total Convertible Bonds
(Cost $6,426)		5,655

CORPORATE BONDS – 64.9%

Advertising & Marketing – 0.2%

Acosta, Inc., 7.75%, 10/1/22 (3)	755	700

Lamar Media Corp., 5.75%, 2/1/26 (3)	90	95
		795

Aerospace & Defense – 1.2%

Aerojet Rocketdyne Holdings, Inc., 7.13%, 3/15/21	370	384

KLX, Inc., 5.88%, 12/1/22 (3)	820	816

Meccanica Holdings USA, Inc., 7.38%, 7/15/39 (3)	1,705	1,773

TransDigm, Inc., 5.50%, 10/15/20	780	782
7.50%, 7/15/21	90	94
6.00%, 7/15/22	90	90
6.50%, 7/15/24	465	461
6.50%, 5/15/25	320	313
		4,713

Apparel & Textile Products – 0.0%

Nine West Holdings, Inc., 6.13%, 11/15/34	630	91

Auto Parts Manufacturing – 0.3%

Goodyear Tire & Rubber (The) Co., 6.50%, 3/1/21	465	489

ZF North America Capital, Inc., 4.00%, 4/29/20 (3)	660	668
		1,157

Cable & Satellite – 3.6%

CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	171	174
5.25%, 3/15/21	265	274
6.63%, 1/31/22	245	258

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Cable & Satellite – 3.6% – continued
5.25%, 9/30/22	$295	$304
5.13%, 2/15/23	1,285	1,311
5.13%, 5/1/23 (3)	560	570
5.75%, 1/15/24	20	21

CCOH Safari LLC, 5.75%, 2/15/26 (3)	380	393

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (3)	655	649
5.13%, 12/15/21 (3)	326	304

CSC Holdings LLC, 7.63%, 7/15/18	210	227
6.75%, 11/15/21	45	46
5.25%, 6/1/24	515	459

DISH DBS Corp., 6.75%, 6/1/21	405	418
5.88%, 7/15/22	245	232
5.88%, 11/15/24	1,740	1,596

Neptune Finco Corp., 10.13%, 1/15/23 (3)	285	305
10.88%, 10/15/25 (3)	705	766

RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (3)	5,580	5,580

Wave Holdco LLC/Wave Holdco Corp. (100% Cash), 8.25%, 7/15/19 (3)(5)	157	153

WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, 7/15/19	315	315
		14,355

Casinos & Gaming – 1.9%

Boyd Gaming Corp., 6.38%, 4/1/26 (3)	355	368

GLP Capital L.P./GLP Financing II, Inc., 4.88%, 11/1/20	1,050	1,092
5.38%, 11/1/23	145	145

Isle of Capri Casinos, Inc., 8.88%, 6/15/20	100	105
5.88%, 3/15/21	765	788

MGM Resorts International, 8.63%, 2/1/19	580	660
6.75%, 10/1/20	1,000	1,082

Pinnacle Entertainment, Inc., 7.50%, 4/15/21	120	125

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Casinos & Gaming – 1.9% – continued
6.38%, 8/1/21	$495	$525
7.75%, 4/1/22	440	482

Scientific Games International, Inc., 6.25%, 9/1/20	1,130	678
6.63%, 5/15/21	495	301
10.00%, 12/1/22	1,115	903

Station Casinos LLC, 7.50%, 3/1/21	430	455
		7,709

Chemicals – 0.8%

Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B, 7.38%, 5/1/21 (3)	365	387

Hercules, Inc., 6.50%, 6/30/29	1,960	1,529

Huntsman International LLC, 4.88%, 11/15/20	155	153

Momentive Performance Materials, Inc., 3.88%, 10/24/21	300	217

PQ Corp., 8.75%, 11/1/18 (3)	1,010	947
		3,233

Coal Operations – 1.9%

CONSOL Energy, Inc., 5.88%, 4/15/22	590	425

Foresight Energy LLC/Foresight Energy Finance Corp., 7.88%, 8/15/21 (3)(6)	10,250	7,073
		7,498

Commercial Finance – 1.2%

CIT Group, Inc., 5.00%, 5/15/17	365	371
5.25%, 3/15/18	825	853
6.63%, 4/1/18 (3)	385	405
3.88%, 2/19/19	600	599

International Lease Finance Corp., 8.88%, 9/1/17	645	694
6.25%, 5/15/19	890	949
8.63%, 1/15/22	420	505

Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.88%, 4/15/22 (3)	405	343
		4,719

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued	MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Communications Equipment – 0.9%

Alcatel-Lucent USA, Inc., 6.50%, 1/15/28	$50	$51
6.45%, 3/15/29	2,535	2,693

CommScope Technologies Finance LLC, 6.00%, 6/15/25 (3)	270	273

CommScope, Inc., 5.00%, 6/15/21 (3)	400	403

Riverbed Technology, Inc., 8.88%, 3/1/23 (3)	245	244
		3,664

Construction Materials Manufacturing – 0.3%

USG Corp., 6.30%, 11/15/16	190	195
9.75%, 1/15/18	605	676
5.50%, 3/1/25 (3)	175	182
		1,053

Consumer Finance – 3.3%

Ally Financial, Inc., 6.25%, 12/1/17	70	73
3.60%, 5/21/18	795	788
3.25%, 11/5/18	65	64
8.00%, 3/15/20	1,380	1,546
5.13%, 9/30/24	360	368
5.75%, 11/20/25	1,110	1,085
8.00%, 11/1/31	149	172

First Data Corp., 7.00%, 12/1/23 (3)	1,395	1,409
5.00%, 1/15/24 (3)	175	175

Ladder Capital Finance Holdings L.L.L.P./Ladder Capital Finance Corp., 5.88%, 8/1/21 (3)	1,240	1,085

Navient Corp., 5.50%, 1/15/19	390	383
4.88%, 6/17/19	1,210	1,168
5.88%, 3/25/21	465	421
5.50%, 1/25/23	625	531
6.13%, 3/25/24	479	412

Provident Funding Associates L.P./PFG Finance Corp., 6.75%, 6/15/21 (3)	510	483

Quicken Loans, Inc., 5.75%, 5/1/25 (3)	920	892

Springleaf Finance Corp., 5.25%, 12/15/19	460	439

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Consumer Finance – 3.3% – continued
7.75%, 10/1/21	$275	$270
8.25%, 10/1/23	440	425

Stearns Holdings LLC, 9.38%, 8/15/20 (3)	282	276

Walter Investment Management Corp., 7.88%, 12/15/21	970	630
		13,095

Consumer Products – 1.8%

Edgewell Personal Care Co., 4.70%, 5/19/21	555	589
4.70%, 5/24/22	270	275

HRG Group, Inc., 7.75%, 1/15/22 (3)	6,434	6,386

Prestige Brands, Inc., 6.38%, 3/1/24 (3)	95	99
		7,349

Consumer Services – 2.1%

ADT (The) Corp., 4.88%, 7/15/42	350	234

Ancestry.com Holdings LLC (100% Cash), 9.63%, 10/15/18 (3)(5)	2,810	2,810

APX Group, Inc., 8.75%, 12/1/20	1,120	966

R.R. Donnelley & Sons Co., 8.25%, 3/15/19	910	953
7.63%, 6/15/20	455	458
7.88%, 3/15/21	515	519
7.00%, 2/15/22	640	592
6.50%, 11/15/23	400	342
6.00%, 4/1/24	175	144

Service Corp. International, 5.38%, 5/15/24	535	566

United Rentals North America, Inc., 5.75%, 11/15/24	825	825
5.50%, 7/15/25	160	159
		8,568

Containers & Packaging – 0.8%

Ball Corp., 4.38%, 12/15/20	500	520

Berry Plastics Corp., 5.13%, 7/15/23	465	469

Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22 (3)	415	424

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Containers & Packaging – 0.8% – continued

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 7.13%, 4/15/19	$360	$366
5.75%, 10/15/20	300	308
6.88%, 2/15/21	505	523
8.25%, 2/15/21	360	369

Sealed Air Corp., 5.50%, 9/15/25 (3)	385	404
		3,383

Department Stores – 0.3%

Dillard’s, Inc., 7.75%, 7/15/26	495	567
7.75%, 5/15/27	465	538

Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (3)	105	90
		1,195

Distributors – Consumer Discretionary – 0.5%

American Tire Distributors, Inc., 10.25%, 3/1/22 (3)	2,320	2,088

Entertainment Content – 0.9%

DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (3)	375	379

Liberty Interactive LLC, 8.50%, 7/15/29	285	295

Univision Communications, Inc., 6.75%, 9/15/22 (3)	150	159
5.13%, 5/15/23 (3)	390	388

WMG Acquisition Corp., 6.75%, 4/15/22 (3)	2,380	2,356
		3,577

Entertainment Resources – 0.9%

AMC Entertainment, Inc., 5.75%, 6/15/25	455	465

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.25%, 3/15/21	455	471

Mohegan Tribal Gaming Authority, 9.75%, 9/1/21	1,350	1,384

Regal Entertainment Group, 5.75%, 3/15/22	598	619

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Entertainment Resources – 0.9% – continued

Six Flags Entertainment Corp., 5.25%, 1/15/21 (3)	$455	$468
		3,407

Exploration & Production – 4.3%

Antero Resources Corp., 5.38%, 11/1/21	285	264
5.13%, 12/1/22	1,475	1,339
5.63%, 6/1/23	505	465

Bonanza Creek Energy, Inc., 6.75%, 4/15/21	465	130
5.75%, 2/1/23	230	61

California Resources Corp., 5.50%, 9/15/21	925	204

Chesapeake Energy Corp., 6.63%, 8/15/20	125	49
6.88%, 11/15/20	125	49
6.13%, 2/15/21	280	108
5.38%, 6/15/21	125	44
4.88%, 4/15/22	815	285
8.00%, 12/15/22 (3)	648	318
5.75%, 3/15/23	10	3

Concho Resources, Inc., 5.50%, 4/1/23	1,800	1,764

Continental Resources, Inc., 5.00%, 9/15/22	440	379
4.50%, 4/15/23	670	560
3.80%, 6/1/24	215	170

Eclipse Resources Corp., 8.88%, 7/15/23 (3)	435	226

EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, 5/1/20	638	322
6.38%, 6/15/23	960	442

Halcon Resources Corp., 8.63%, 2/1/20 (3)	130	92
9.75%, 7/15/20	565	100

Matador Resources Co., 6.88%, 4/15/23	110	105

Newfield Exploration Co., 5.75%, 1/30/22	705	687
5.63%, 7/1/24	260	244
5.38%, 1/1/26	630	573

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Exploration & Production – 4.3% – continued

Oasis Petroleum, Inc., 6.50%, 11/1/21	$375	$277
6.88%, 3/15/22	1,545	1,143

QEP Resources, Inc., 5.38%, 10/1/22	65	57
5.25%, 5/1/23	795	692

Range Resources Corp., 5.00%, 8/15/22	545	470
5.00%, 3/15/23	1,115	945
4.88%, 5/15/25 (3)	260	228

Rex Energy Corp., 1.00%, 10/1/20 (4)	730	95

Rice Energy, Inc., 6.25%, 5/1/22	620	539

RSP Permian, Inc., 6.63%, 10/1/22	1,690	1,665

Sanchez Energy Corp., 7.75%, 6/15/21	25	15
6.13%, 1/15/23	340	184

SM Energy Co., 6.50%, 11/15/21	130	96
6.13%, 11/15/22	315	230
6.50%, 1/1/23	70	49
5.00%, 1/15/24	220	152
5.63%, 6/1/25	110	76

Whiting Petroleum Corp., 5.00%, 3/15/19	1,105	765
5.75%, 3/15/21	430	286
6.25%, 4/1/23	265	178
		17,125

Financial Services – 0.8%

Argos Merger Sub, Inc., 7.13%, 3/15/23 (3)	635	675

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	1,515	1,438

Morgan Stanley, 8.00%, 5/9/17 (AUD)	1,300	1,045
		3,158

Food & Beverage – 0.6%

Constellation Brands, Inc., 4.25%, 5/1/23	515	527
4.75%, 11/15/24	180	188

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Food & Beverage – 0.6% – continued

Post Holdings, Inc., 6.00%, 12/15/22 (3)	$1,110	$1,143
7.75%, 3/15/24 (3)	230	252
8.00%, 7/15/25 (3)	135	150

Simmons Foods, Inc., 7.88%, 10/1/21 (3)	240	202
		2,462

Forest & Paper Products Manufacturing – 0.2%

Mercer International, Inc., 7.00%, 12/1/19	850	854

Hardware – 0.9%

Real Alloy Holding, Inc., 10.00%, 1/15/19 (3)	3,240	3,240

Western Digital Corp., 4/1/24 (3)(7)	290	291

Zebra Technologies Corp., 7.25%, 10/15/22	200	217
		3,748

Health Care Facilities & Services – 5.2%

Amsurg Corp., 5.63%, 7/15/22	270	278

CHS/Community Health Systems, Inc., 5.13%, 8/15/18	315	317
8.00%, 11/15/19	245	239
5.13%, 8/1/21	200	203

DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	470	491
5.13%, 7/15/24	310	313

Envision Healthcare Corp., 5.13%, 7/1/22 (3)	170	173

ExamWorks Group, Inc., 5.63%, 4/15/23	460	469

Fresenius Medical Care US Finance II, Inc., 6.50%, 9/15/18 (3)	415	453
5.63%, 7/31/19 (3)	540	589
5.88%, 1/31/22 (3)	365	401
4.75%, 10/15/24 (3)	310	315

HCA, Inc., 4.25%, 10/15/19	590	608
6.50%, 2/15/20	470	516
5.88%, 3/15/22	55	60
4.75%, 5/1/23	165	168
5.00%, 3/15/24	245	251

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Health Care Facilities & Services – 5.2% – continued
8.36%, 4/15/24	$680	$758
5.38%, 2/1/25	280	283
7.69%, 6/15/25	1,310	1,408
7.50%, 11/6/33	820	877
7.75%, 7/15/36	420	449

IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19	1,350	1,331

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/1/23 (3)	390	401

Kindred Healthcare, Inc., 8.00%, 1/15/20	650	645

LifePoint Health, Inc., 5.88%, 12/1/23	245	256

MEDNAX, Inc., 5.25%, 12/1/23 (3)	50	52

Surgery Center Holdings, Inc., 8.88%, 4/15/21 (3)	970	970

Surgical Care Affiliates, Inc., 6.00%, 4/1/23 (3)	2,903	2,925

Team Health, Inc., 7.25%, 12/15/23 (3)	1,500	1,605

Tenet Healthcare Corp., 6.25%, 11/1/18	320	341
6.00%, 10/1/20	330	351
8.13%, 4/1/22	285	293
6.75%, 6/15/23	185	177
6.88%, 11/15/31	1,940	1,564

Universal Health Services, Inc., 3.75%, 8/1/19 (3)	180	185

Vizient, Inc., 10.38%, 3/1/24 (3)	350	375
		21,090

Home Improvement – 0.5%

Atrium Windows & Doors, Inc., 7.75%, 5/1/19 (3)	735	544

Masco Corp., 5.95%, 3/15/22	355	390

ServiceMaster (The) Co. LLC, 7.45%, 8/15/27	880	867
		1,801

Homebuilders – 1.2%

CalAtlantic Group, Inc., 8.38%, 1/15/21	240	279

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Homebuilders – 1.2% – continued
5.38%, 10/1/22	$145	$148

D.R. Horton, Inc., 4.38%, 9/15/22	65	65
5.75%, 8/15/23	710	767

K Hovnanian Enterprises, Inc., 5.00%, 11/1/21	385	264

Lennar Corp., 4.75%, 12/15/17	540	552
4.75%, 11/15/22	315	316
4.75%, 5/30/25	710	698

Meritage Homes Corp., 6.00%, 6/1/25	75	75

PulteGroup, Inc., 4.25%, 3/1/21	95	97
6.00%, 2/15/35	95	92

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (3)	535	524
5.63%, 3/1/24 (3)	168	161

Toll Brothers Finance Corp., 4.38%, 4/15/23	55	54

TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.38%, 6/15/19	610	605
		4,697

Industrial Other – 0.6%

AECOM, 5.88%, 10/15/24	500	515

H&E Equipment Services, Inc., 7.00%, 9/1/22	710	721

HD Supply, Inc., 5.25%, 12/15/21 (3)	655	688
4/15/24 (3)(7)	190	195

Signode Industrial Group Lux S.A./Signode Industrial Group US, Inc., 6.38%, 5/1/22 (3)	340	309
		2,428

Internet Media – 0.7%

Ancestry.com, Inc., 11.00%, 12/15/20	2,650	2,849

Netflix, Inc., 5.50%, 2/15/22	120	125
		2,974

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Machinery Manufacturing – 0.8%

Case New Holland Industrial, Inc., 7.88%, 12/1/17	$800	$860

Cleaver-Brooks, Inc., 8.75%, 12/15/19 (3)	1,270	1,200

Manitowoc Foodservice, Inc., 9.50%, 2/15/24 (3)	270	294

Terex Corp., 6.50%, 4/1/20	275	265
6.00%, 5/15/21	415	402
		3,021

Managed Care – 0.3%

Opal Acquisition, Inc., 8.88%, 12/15/21 (3)	1,990	1,388

Manufactured Goods – 0.3%

NCI Building Systems, Inc., 8.25%, 1/15/23(3)	230	242

Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc., 8.63%, 6/1/21 (3)	1,170	883
		1,125

Mass Merchants – 0.2%

99 Cents Only Stores LLC, 11.00%, 12/15/19	750	293

Dollar Tree, Inc., 5.75%, 3/1/23 (3)	620	657
		950

Medical Equipment & Devices Manufacturing – 0.4%

Alere, Inc., 6.50%, 6/15/20	200	204
6.38%, 7/1/23 (3)	195	205

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (3)	910	805

Hologic, Inc., 5.25%, 7/15/22 (3)	210	219
		1,433

Metals & Mining – 3.0%

Alcoa, Inc., 5.13%, 10/1/24	325	308
6.75%, 1/15/28	165	161

Century Aluminum Co., 7.50%, 6/1/21 (3)	5,390	3,989

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Metals & Mining – 3.0% – continued

Freeport-McMoRan, Inc., 3.10%, 3/15/20	$340	$255
4.00%, 11/14/21	315	223
3.55%, 3/1/22	115	80
3.88%, 3/15/23	375	254
4.55%, 11/14/24	235	160
5.40%, 11/14/34	350	214
5.45%, 3/15/43	315	193

Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17	5,240	4,507

Shale-Inland Holdings LLC/Shale-Inland Finance Corp., 8.75%, 11/15/19 (3)	3,070	1,896
		12,240

Oil & Gas Services & Equipment – 0.5%

Diamond Offshore Drilling, Inc., 4.88%, 11/1/43	70	46

Forum Energy Technologies, Inc., 6.25%, 10/1/21	2,170	1,866

Parker Drilling Co., 6.75%, 7/15/22	40	29
		1,941

Pharmaceuticals – 0.4%

Endo Finance LLC/Endo Finco, Inc., 5.88%, 1/15/23 (3)	870	829

NBTY, Inc., 9.00%, 10/1/18	265	271

Valeant Pharmaceuticals International, 6.38%, 10/15/20 (3)	505	419
7.25%, 7/15/22 (3)	280	224
		1,743

Pipeline – 4.0%

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 12/15/20	60	47
6.25%, 4/1/23 (3)	540	400

DCP Midstream LLC, 5.35%, 3/15/20 (3)	120	103
4.75%, 9/30/21 (3)	155	122
8.13%, 8/16/30	135	101

DCP Midstream Operating L.P., 2.50%, 12/1/17	230	219
5.60%, 4/1/44	245	180

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Pipeline – 4.0% – continued

Energy Transfer Equity L.P., 7.50%, 10/15/20	$355	$342
5.88%, 1/15/24	310	265
5.50%, 6/1/27	430	345

Energy Transfer Partners L.P., 5.20%, 2/1/22	115	109

Kinder Morgan Energy Partners L.P., 4.70%, 11/1/42	55	43

MPLX L.P., 4.50%, 7/15/23 (3)	1,048	966
4.88%, 12/1/24 (3)	795	734

Regency Energy Partners L.P./Regency Energy Finance Corp., 5.00%, 10/1/22	40	38
5.50%, 4/15/23	485	432

Rockies Express Pipeline LLC, 6.00%, 1/15/19 (3)	120	117
5.63%, 4/15/20 (3)	340	321
7.50%, 7/15/38 (3)	145	126
6.88%, 4/15/40 (3)	390	328

Rose Rock Midstream L.P./Rose Rock Finance Corp., 5.63%, 7/15/22	450	299
5.63%, 11/15/23	420	273

Sabine Pass Liquefaction LLC, 5.63%, 2/1/21	1,170	1,125
5.63%, 4/15/23	375	356
5.75%, 5/15/24	515	492
5.63%, 3/1/25	2,375	2,265

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.13%, 11/15/19	870	822
6.88%, 2/1/21	10	10
6.38%, 8/1/22	265	256
5.25%, 5/1/23	1,860	1,716
4.25%, 11/15/23	525	461

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19 (3)	605	602
6.25%, 10/15/22 (3)	1,390	1,376

Williams Partners L.P./ACMP Finance Corp., 6.13%, 7/15/22	595	552
4.88%, 3/15/24	165	144
		16,087

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Power Generation – 0.8%

Calpine Corp., 6.00%, 1/15/22 (3)	$375	$393
5.38%, 1/15/23	690	669

Dynegy, Inc., 6.75%, 11/1/19	340	338

NRG Energy, Inc., 8.25%, 9/1/20	245	247
7.88%, 5/15/21	120	120
6.25%, 7/15/22	1,280	1,190
6.63%, 3/15/23	410	382
		3,339

Property & Casualty Insurance – 0.6%

HUB International Ltd., 7.88%, 10/1/21 (3)	605	596

Wayne Merger Sub LLC, 8.25%, 8/1/23 (3)	1,920	1,910
		2,506

Publishing & Broadcasting – 3.0%

Clear Channel Worldwide Holdings, Inc., 7.63%, 3/15/20	4,395	3,849
6.50%, 11/15/22	3,915	3,780

iHeartCommunications, Inc., 6.88%, 6/15/18	308	163
11.25%, 3/1/21	1,182	828
7.25%, 10/15/27	205	82

Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/1/20	440	450
5.00%, 4/15/22 (3)	605	620

Sirius XM Radio, Inc., 4.25%, 5/15/20 (3)	615	625
5.88%, 10/1/20 (3)	355	371

TEGNA, Inc., 5.13%, 10/15/19	615	642
5.13%, 7/15/20	365	380
4.88%, 9/15/21 (3)	95	98

Tribune Media Co., 5.88%, 7/15/22 (3)	130	127
		12,015

Real Estate – 1.6%

Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23	545	504

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Real Estate – 1.6% – continued

Crown Castle International Corp., 4.88%, 4/15/22	$576	$616

Equinix, Inc., 5.88%, 1/15/26	620	654

ESH Hospitality, Inc., 5.25%, 5/1/25 (3)	290	282

Iron Mountain, Inc., 5.75%, 8/15/24	600	615

iStar, Inc., 5.00%, 7/1/19	1,235	1,186

MPT Operating Partnership L.P./MPT Finance Corp., 6.38%, 3/1/24	250	263
5.50%, 5/1/24	570	573

Omega Healthcare Investors, Inc., 5.88%, 3/15/24	425	440

Rialto Holdings LLC/Rialto Corp., 7.00%, 12/1/18 (3)	1,052	1,033

Sabra Health Care L.P./Sabra Capital Corp., 5.50%, 2/1/21	335	337
		6,503

Refining & Marketing – 0.1%

Western Refining Logistics L.P./WNRL Finance Corp., 7.50%, 2/15/23	160	142

Western Refining, Inc., 6.25%, 4/1/21	75	67
		209

Restaurants – 0.3%

Nathan’s Famous, Inc., 10.00%, 3/15/20 (3)	1,220	1,284

Retail – Consumer Discretionary – 1.5%

AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 5/20/22	266	273

Builders FirstSource, Inc., 7.63%, 6/1/21 (3)	290	302

Ferrellgas L.P./Ferrellgas Finance Corp., 6.50%, 5/1/21	85	75
6.75%, 1/15/22	705	626

First Cash Financial Services, Inc., 6.75%, 4/1/21	580	558

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Retail – Consumer Discretionary – 1.5% – continued

Group 1 Automotive, Inc., 5.25%, 12/15/23 (3)	$665	$657

Hertz (The) Corp., 4.25%, 4/1/18	180	180
5.88%, 10/15/20	190	192

Jo-Ann Stores LLC, 8.13%, 3/15/19 (3)	1,330	1,224

L Brands, Inc., 5.63%, 10/15/23	800	878

Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/1/22 (3)	465	432

QVC, Inc., 5.13%, 7/2/22	275	289
5.45%, 8/15/34	300	265

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.38%, 8/1/21	249	253
		6,204

Retail – Consumer Staples – 1.6%

US Foods, Inc., 8.50%, 6/30/19	6,140	6,309

Semiconductors – 0.8%

Amkor Technology, Inc., 6.38%, 10/1/22	655	626

Freescale Semiconductor, Inc., 6.00%, 1/15/22 (3)	555	588

Micron Technology, Inc., 5.25%, 8/1/23 (3)	175	143
5.25%, 1/15/24 (3)	715	576
5.50%, 2/1/25	505	409
5.63%, 1/15/26 (3)	595	470

Microsemi Corp., 9.13%, 4/15/23 (3)	190	209

Qorvo, Inc., 6.75%, 12/1/23 (3)	315	325
		3,346

Software & Services – 1.4%

Activision Blizzard, Inc., 5.63%, 9/15/21 (3)	680	715

Blackboard, Inc., 7.75%, 11/15/19 (3)	652	525

IHS, Inc., 5.00%, 11/1/22	785	813

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Software & Services – 1.4% – continued

Infor Software Parent LLC/Infor Software Parent, Inc. (100% Cash), 7.13%, 5/1/21 (3)(5)	$496	$371

Infor US, Inc., 6.50%, 5/15/22	835	760

MSCI, Inc., 5.25%, 11/15/24 (3)	340	351
5.75%, 8/15/25 (3)	590	621

Nuance Communications, Inc., 5.38%, 8/15/20 (3)	600	609

Sabre GLBL, Inc., 5.38%, 4/15/23 (3)	305	313
5.25%, 11/15/23 (3)	450	458

Syniverse Holdings, Inc., 9.13%, 1/15/19	565	254
		5,790

Supermarkets & Pharmacies – 0.4%

New Albertsons, Inc., 6.63%, 6/1/28	165	140
7.45%, 8/1/29	305	277

Rite Aid Corp., 9.25%, 3/15/20	625	657
6.75%, 6/15/21	145	153
6.13%, 4/1/23 (3)	505	535
		1,762

Travel & Lodging – 0.3%

FelCor Lodging L.P., 5.63%, 3/1/23	345	352

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	255	264

Interval Acquisition Corp., 5.63%, 4/15/23 (3)	545	547
		1,163

Utilities – 0.5%

NGL Energy Partners L.P./NGL Energy Finance Corp., 5.13%, 7/15/19	460	278
6.88%, 10/15/21	345	204

Talen Energy Supply LLC, 4.63%, 7/15/19 (3)	775	672

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Utilities – 0.5% – continued
4.60%, 12/15/21	$620	$496
6.50%, 6/1/25	250	208
		1,858

Wireless Telecommunications Services – 1.6%

Hughes Satellite Systems Corp., 6.50%, 6/15/19	308	339

Sprint Capital Corp., 6.88%, 11/15/28	1,110	810

Sprint Communications, Inc., 6.00%, 11/15/22	750	549

Sprint Corp., 7.25%, 9/15/21	695	531
7.88%, 9/15/23	945	723
7.13%, 6/15/24	1,645	1,221

T-Mobile USA, Inc., 6.54%, 4/28/20	770	795
6.63%, 4/28/21	250	261
6.13%, 1/15/22	255	263
6.73%, 4/28/22	810	846
6.00%, 3/1/23	75	77
		6,415

Wireline Telecommunications Services – 2.6%

CenturyLink, Inc., 5.63%, 4/1/20	380	385
6.45%, 6/15/21	538	545
6.75%, 12/1/23	320	311
7.60%, 9/15/39	105	86

Cincinnati Bell Telephone Co. LLC, 6.30%, 12/1/28	50	46

Embarq Corp., 8.00%, 6/1/36	695	671

Frontier Communications Corp., 6.25%, 9/15/21	125	116
10.50%, 9/15/22 (3)	515	528
7.13%, 1/15/23	370	327
7.63%, 4/15/24	345	306
11.00%, 9/15/25 (3)	335	337
9.00%, 8/15/31	1,012	870

Level 3 Communications, Inc., 5.75%, 12/1/22	1,070	1,105

Level 3 Financing, Inc., 5.13%, 5/1/23	910	920

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Wireline Telecommunications Services – 2.6% – continued
5.38%, 1/15/24 (3)	$200	$203
5.38%, 5/1/25	145	147

Qwest Capital Funding, Inc., 7.63%, 8/3/21	260	268
6.88%, 7/15/28	650	540

Qwest Corp., 6.88%, 9/15/33	245	239

Windstream Services LLC, 7.50%, 6/1/22	656	503

Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23	1,430	1,427
5/15/25 (7)	720	704
		10,584
Total Corporate Bonds
(Cost $276,205)		261,201

FOREIGN ISSUER BONDS – 13.2%

Aerospace & Defense – 0.1%

Bombardier, Inc., 6.00%, 10/15/22 (3)	345	259

Embraer Netherlands Finance B.V., 5.05%, 6/15/25	105	92
		351

Airlines – 0.0%

Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (3)	172	172

Auto Parts Manufacturing – 0.1%

Nexteer Automotive Group Ltd., 5.88%, 11/15/21 (3)	295	300

Banks – 0.7%

Commerzbank A.G., 8.13%, 9/19/23 (3)	1,325	1,496

Intesa Sanpaolo S.p.A., 5.02%, 6/26/24 (3)	1,340	1,255
5.71%, 1/15/26 (3)	250	242
		2,993

Cable & Satellite – 1.9%

Altice Financing S.A., 6.63%, 2/15/23 (3)	710	712

Altice Luxembourg S.A., 7.25%, 5/15/22 (EUR) (3)	110	124
7.75%, 5/15/22 (3)	1,280	1,260
7.63%, 2/15/25 (3)	525	503

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Cable & Satellite – 1.9% – continued

Numericable-SFR S.A., 4.88%, 5/15/19 (3)	$200	$199
5.38%, 5/15/22 (EUR) (3)	195	227
6.00%, 5/15/22 (3)	1,105	1,077

Unitymedia GmbH, 6.13%, 1/15/25 (3)	1,330	1,382

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 1/15/25 (3)	200	200

UPCB Finance IV Ltd., 5.38%, 1/15/25 (3)	200	202

Virgin Media Finance PLC, 6.00%, 10/15/24 (3)	400	411

Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (3)	540	563
5.25%, 1/15/26 (3)	645	645
		7,505

Casinos & Gaming – 0.1%

International Game Technology PLC, 6.50%, 2/15/25 (3)	525	520

Chemicals – 0.1%

NOVA Chemicals Corp., 5.00%, 5/1/25 (3)	490	476

Commercial Finance – 0.5%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 2.75%, 5/15/17	150	149
3.75%, 5/15/19	585	582
4.50%, 5/15/21	285	291

Aircastle Ltd., 6.25%, 12/1/19	295	320
5.13%, 3/15/21	375	391
5.50%, 2/15/22	180	188
5.00%, 4/1/23	190	191
		2,112

Design, Manufacturing & Distribution – 0.1%

Flextronics International Ltd., 4.63%, 2/15/20	554	579

Diversified Banks – 0.7%

Deutsche Bank A.G., 4.50%, 4/1/25	905	787

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Diversified Banks – 0.7% – continued

Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	$1,830	$1,941
		2,728

Electrical Equipment Manufacturing – 0.0%

Allegion PLC, 5.88%, 9/15/23	115	121

Exploration & Production – 0.9%

Baytex Energy Corp., 5.13%, 6/1/21 (3)	105	74
5.63%, 6/1/24 (3)	1,220	821

Encana Corp., 3.90%, 11/15/21	355	311
6.50%, 8/15/34	410	349
6.63%, 8/15/37	195	164
6.50%, 2/1/38	200	168

MEG Energy Corp., 6.50%, 3/15/21 (3)	15	9
6.38%, 1/30/23 (3)	695	410
7.00%, 3/31/24 (3)	285	168

OGX Austria GmbH, 8.50%, 6/1/18 (8)(9)	2,420	–
8.38%, 4/1/22 (8)(9)	1,800	–

Pacific Exploration and Production Corp., 5.38%, 1/26/19 (3)(6)	665	113
5.63%, 1/19/25 (3)(6)	300	51

Petroleos Mexicanos, 7.47%, 11/12/26 (MXN)	11,930	584

Teine Energy Ltd., 6.88%, 9/30/22 (3)	520	463

Ultra Petroleum Corp., 5.75%, 12/15/18 (3)	285	20
		3,705

Food & Beverage – 0.1%

BRF S.A., 7.75%, 5/22/18 (BRL) (3)	1,800	418

Cosan Luxembourg S.A., 9.50%, 3/14/18 (BRL) (3)	600	137
		555

Homebuilders – 0.0%

Corp. GEO S.A.B. de C.V., 8.88%, 3/27/22 (3)(6)(9)	1,400	1

Urbi Desarrollos Urbanos S.A.B. de C.V., 9.50%, 1/21/20 (3)(6)(9)	315	1

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Homebuilders – 0.0% – continued
9.75%, 2/3/22 (3)(6)(9)	$1,400	$7
		9

Industrial Other – 0.1%

Broadspectrum Ltd., 8.38%, 5/15/20 (3)	385	394

Integrated Oils – 0.4%

Petrobras Global Finance B.V., 4.88%, 3/17/20	460	383
5.38%, 1/27/21	465	384
6.25%, 3/17/24	1,055	844
6.75%, 1/27/41	50	36
		1,647

Medical Equipment & Devices Manufacturing – 1.3%

ConvaTec Finance International S.A. (100% Cash), 8.25%, 1/15/19 (3)(5)	2,270	2,249

ConvaTec Healthcare E S.A., 10.50%, 12/15/18 (3)	2,050	2,112

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 4.88%, 4/15/20 (3)	205	192
5.63%, 10/15/23 (3)	205	186
5.50%, 4/15/25 (3)	320	282
		5,021

Metals & Mining – 0.9%

Anglo American Capital PLC, 4.45%, 9/27/20 (3)	100	87
4.13%, 4/15/21 (3)	200	166
4.13%, 9/27/22 (3)	200	162
4.88%, 5/14/25 (3)	375	305

ArcelorMittal, 8.00%, 10/15/39	1,200	1,044
7.75%, 3/1/41	800	684

Essar Steel Algoma, Inc., 9.50%, 11/15/19 (3)(6)(9)	275	8

First Quantum Minerals Ltd., 7.25%, 5/15/22 (3)	300	201

Glencore Finance Canada Ltd., 5.55%, 10/25/42 (3)	155	119

Lundin Mining Corp., 7.50%, 11/1/20 (3)	320	306

Teck Resources Ltd., 4.75%, 1/15/22	195	135

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Metals & Mining – 0.9% – continued
3.75%, 2/1/23	$95	$63
6.00%, 8/15/40	765	428
6.25%, 7/15/41	165	95
		3,803

Oil & Gas Services & Equipment – 0.1%

Ensco PLC, 5.75%, 10/1/44	80	40

Paragon Offshore PLC, 7.25%, 8/15/24 (3)(6)(10)	950	254

Transocean, Inc., 4.30%, 10/15/22	180	99
		393

Pharmaceuticals – 1.5%

Endo Ltd./Endo Finance LLC/Endo Finco, Inc., 6.00%, 7/15/23 (3)	360	339
6.00%, 2/1/25 (3)	285	267

Valeant Pharmaceuticals International, Inc., 5.38%, 3/15/20 (3)	765	623
5.63%, 12/1/2 (3)	920	725
5.50%, 3/1/23 (3)	1,740	1,368
5.88%, 5/15/23 (3)	3,235	2,535
		5,857

Pipeline – 0.0%

Gibson Energy, Inc., 6.75%, 7/15/21 (3)	205	189

Restaurants – 0.1%

1011778 BC ULC/New Red Finance, Inc., 4.63%, 1/15/22 (3)	285	290

Semiconductors – 0.1%

Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (3)	200	213

Software & Services – 0.1%

Open Text Corp., 5.63%, 1/15/23 (3)	480	490

Sovereigns – 0.5%

Brazilian Government International Bond, 10.25%, 1/10/28 (BRL) (3)	365	80

Hellenic Republic Government Bond, 3.00%, 2/24/35 (EUR) (4)	40	26

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Sovereigns – 0.5% – continued
3.00%, 2/24/36 (EUR) (4)	$40	$26
3.00%, 2/24/41 (EUR) (4)	15	10

Mexican Bonos, 4.75%, 6/14/18 (MXN)	2,260	132
7.75%, 11/13/42 (MXN)	24,988	1,632
		1,906

Supranationals – 0.7%

European Bank for Reconstruction & Development, 6.40%, 3/4/19 (INR)	35,900	544

International Bank for Reconstruction & Development, 4.50%, 8/3/17 (COP)	3,580,000	1,171

International Finance Corp., 7.80%, 6/3/19 (INR)	76,230	1,184
		2,899

Travel & Lodging – 0.2%

NCL Corp. Ltd., 5.25%, 11/15/19 (3)	420	428

Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	290	306
		734

Utilities – 0.6%

Enel S.p.A., 8.75%, 9/24/73 (2)(3)	2,213	2,462

Waste & Environment Services & Equipment – 0.1%

GFL Environmental, Inc., 7.88%, 4/1/20 (3)	260	258

Wireless Telecommunications Services – 1.0%

America Movil S.A.B. de C.V., 6.45%, 12/5/22 (MXN)	4,000	222
8.46%, 12/18/36 (MXN)	11,400	643

Inmarsat Finance PLC, 4.88%, 5/15/22 (3)	105	99

Intelsat Jackson Holdings S.A., 5.50%, 8/1/23	540	325

Intelsat Luxembourg S.A., 7.75%, 6/1/21	540	161
8.13%, 6/1/23	630	188

Telecom Italia S.p.A., 5.30%, 5/30/24 (3)	775	794

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Wireless Telecommunications Services – 1.0% – continued

Wind Acquisition Finance S.A., 3.86%, 7/15/20 (EUR) (2)(3)	$210	$233
4.75%, 7/15/20 (3)	940	888
7.38%, 4/23/21 (3)	290	263
		3,816

Wireline Telecommunications Services – 0.2%

Telecom Italia Capital S.A., 6.38%, 11/15/33	100	98
6.00%, 9/30/34	535	509
		607
Total Foreign Issuer Bonds
(Cost $65,792)		53,105

TERM LOANS – 13.0% (2)

Advertising & Marketing – 0.2%

Advantage Sales & Marketing, Inc., Initial Term Loan, 4.25%, 7/23/21	99	97

Advantage Sales & Marketing, Inc., Term Loan, 7.50%, 7/5/22	790	709
		806

Aerospace & Defense – 0.1%

TransDigm, Inc., Tranche D Term Loan, 3.75%, 6/4/21	99	98

TransDigm, Inc., Tranche E Term Loan, 3.50%, 5/16/22	361	353
		451

Airlines – 0.0%

American Airlines, Inc., 2015 Term Loan, 3.25%, 6/27/20	160	159

Biotechnology – 0.7%

Sage Products Holdings III LLC, Initial Term Loan, 9.25%, 6/13/20	2,790	2,788

Cable & Satellite – 0.1%

Virgin Media Investment Holdings Ltd., F Facility, 3.50%, 6/30/23	205	203

Casinos & Gaming – 0.8%

Cowlitz Tribal Gaming Authority, Term B Loan, 11.50%, 12/6/21	520	486

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
TERM LOANS – 13.0% (2) – continued

Casinos & Gaming – 0.8% – continued

Eldorado Resorts, Inc., Initial Term Loan, 4.25%, 7/25/22	$154	$155

Parq Holdings L.P., Closing Date Term Loan, 8.50%, 12/17/20	2,510	2,397
		3,038

Chemicals – 0.3%

Royal Holdings, Inc., Initial Term Loan, 8.50%, 6/19/23	1,440	1,354

Commercial Services – 0.6%

Sterling Midco Holdings, Inc., Initial Loan, 8.75%, 6/19/23	2,310	2,229

Communications Equipment – 0.0%

Commscope, Inc., Tranche 5 Term Loan, 3.83%, 12/29/22	140	139

Consumer Finance – 0.2%

First Data Corp., New 2022B Dollar Term Loan, 4.18%, 7/8/22	230	228

Walter Investment Management Corp., Tranche B Term Loan, 4.75%, 12/18/20	440	383
		611

Consumer Products – 0.1%

Prestige Brands, Inc., Term B-3 Loan, 3.50%, 9/3/21	198	198

Spectrum Brands, Inc., USD Term Loan, 3.50%, 6/23/22	200	200
		398

Consumer Services – 0.0%

Aramark Corp., U.S. Term F Loan, 3.25%, 2/24/21	173	172

Containers & Packaging – 0.6%

Berlin Packaging LLC, Initial Term Loan, 7.75%, 9/30/22	2,000	1,860

Berry Plastics Corp., Term E Loan, 3.75%, 1/6/21	100	100

Berry Plastics Corp., Term F Loan, 4.00%, 10/3/22	232	231
		2,191

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
TERM LOANS – 13.0% (2) – continued

Department Stores – 0.1%

J.C. Penney Corp., Inc., Loan, 6.00%, 5/22/18	$443	$443

Entertainment Content – 0.3%

Charter Communications Operating LLC, Term I Loan, 3.50%, 1/24/23	640	640

Univision Communications, Inc., 2013 Incremental Term Loan, 4.00%, 3/1/20	483	478

Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/1/20	49	49
		1,167

Entertainment Resources – 0.2%

Mohegan Tribal Gaming Authority, Term B Loan, 5.50%, 6/15/18	644	622

Financial Services – 0.7%

Cotiviti Corp., Initial Term Loan, 8.00%, 5/13/22	2,655	2,496

Twin River Management Group, Inc., Closing Date Term Loan, 5.25%, 7/10/20	92	92
		2,588

Food & Beverage – 0.7%

Milk Specialties Co., Initial Term Loan, 8.25%, 11/9/18	2,732	2,725

Pinnacle Food Finance LLC, Tranche G Term Loan, 3.00%, 4/29/20	70	70

Pinnacle Food Finance LLC, Tranche I Term Loan, 3.75%, 1/13/23	10	10
		2,805

Hardware – 0.2%

Lully Finance S.à r.l., Initial Term B-1 Loan, 9.50%, 10/16/23	960	864

Health Care Facilities & Services – 1.9%

BioScrip, Inc., Delayed Draw Term Loan, 6.50%, 7/31/20	1,076	963

BioScrip, Inc., Initial Term B Loan, 6.50%, 7/31/20	1,794	1,606

Heartland Dental Care LLC, Term Loan, 9.75%, 6/21/19	2,220	2,065

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
TERM LOANS – 13.0% (2) – continued

Health Care Facilities & Services – 1.9% – continued

Jaguar Holding Co. I, Initial Term Loan, 4.25%, 8/18/22	$110	$109

Lanai Holdings III, Inc., Initial Term Loan, 8.75%, 8/28/23	1,820	1,765

Team Health, Inc., Tranche B Term Loan, 4.50%, 11/23/22	160	159

U.S. Renal Care, Inc., Term Loan, 12/29/23 (11)	30	30
9.00%, 12/29/23	780	767
		7,464

Internet Media – 0.1%

Match Group, Inc., Term B-1 Loan, 5.50%, 11/16/22	503	504

Machinery – 0.0%

Manitowoc Foodservice, Inc., Term B Loan, 5.75%, 3/3/23	145	145

Managed Care – 0.3%

Opal Acquisition, Inc., Term B Loan, 5.00%, 11/27/20	1,497	1,297

Mass Merchants – 0.1%

99¢ Only Stores, Tranche B-2 Loan, 4.50%, 1/11/19	696	467

Medical Equipment & Devices Manufacturing – 0.6%

DJO Finance LLC, Initial Term Loan, 4.25%, 6/8/20	69	67

Physio-Control International, Inc., Initial Term Loan, 10.00%, 6/5/23	2,190	2,220
		2,287

Metals & Mining – 0.1%

FMG Resources (August 2006) Pty. Ltd., Loan, 6/30/19 (11)	131	111
4.25%, 6/30/19	379	319
		430

Oil & Gas Services & Equipment – 0.0%

MRC Global (US), Inc. Term Loan, 11/8/19 (11)	90	86
4.75%, 11/8/19	60	57
		143

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
TERM LOANS – 13.0% (2) – continued

Power Generation – 0.2%

Calpine Corp., Term Loan, 3.50%, 5/27/22	$99	$98
4.00%, 1/15/23	269	267

Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20	438	430
		795

Property & Casualty Insurance – 1.0%

Asurion LLC, Incremental Tranche B-4 Term Loan, 5.00%, 8/4/22	505	494

Asurion LLC, Term Loan, 3/3/21 (11)	620	578
8.50%, 3/3/21	3,170	2,955
		4,027

Publishing & Broadcasting – 0.1%

Sinclair Television Group, Inc., Incremental Tranche B-1 Term Loan, 3.50%, 7/30/21	203	202

Real Estate – 0.1%

Equinix, Inc., Dollar Term B Loan, 4.00%, 1/6/23	90	90

Realogy Group LLC, Initial Term B Loan 2014, 3.75%, 3/5/20	342	341
		431

Retail – Consumer Discretionary – 1.1%

Hertz (The) Corp., Tranche B-1 Term Loan, 3/11/18 (11)	27	27
3.75%, 3/11/18	18	18

LSF9 Cypress Holdings LLC, Junior Lien Term Loan, 11.50%, 10/9/23	1,310	1,218

National Vision, Inc., Initial Term Loan, 6.75%, 3/11/22	3,000	2,678

PetSmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22	336	334
		4,275

Semiconductors – 0.3%

Avago Technologies Cayman Holdings Ltd., Term B-1 Dollar Loan, 4.25%, 2/1/23	675	671

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
TERM LOANS – 13.0% (2) – continued

Semiconductors – 0.3% – continued

NXP B.V., Tranche B Loan, 3.75%, 12/7/20	$519	$520
		1,191

Software & Services – 0.9%

AF Borrower LLC, Initial Term Loan, 10.00%, 1/30/23	2,380	2,190

Evergreen Skills Lux S.À R.L., Initial Term Loan, 9.25%, 4/28/22	2,000	900

Presidio, Inc., Refinancing Term Loan, 5.25%, 2/2/22	323	315

Sourcehov LLC, Term B Loan, 7.75%, 10/31/19	431	276
		3,681

Supermarkets & Pharmacies – 0.1%

Albertson’s LLC, Term B-4 Loan, 5.50%, 8/25/21	490	490

Transportation & Logistics – 0.0%

OSG Bulk Ships, Inc., Initial Term Loan, 5.25%, 8/5/19	103	93

Travel & Lodging – 0.0%

Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20	155	155

Wireless Telecommunications Services – 0.2%

LTS Buyer LLC, Term Loan, 8.00%, 4/12/21	980	935

Wireline Telecommunications Services – 0.0%

Zayo Group LLC, 2021 Term Loan, 3.75%, 5/6/21	148	148
Total Term Loans
(Cost $55,038)		52,188

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 0.1%

Industrial Services – 0.1%

United Rentals, Inc. *	2,047	$127

Oil, Gas & Coal – 0.0%

Hercules Offshore, Inc. *	3,570	9

OGX Petroleo e Gas S.A. ADR *	66,771	50

Rex Energy Corp. *	10,950	8
		67
Total Common Stocks
(Cost $201)		194

PREFERRED STOCKS – 0.2%

Real Estate – 0.2%

iStar, Inc., 7.65%	850	19

iStar, Inc., 7.80%	11,500	259

iStar, Inc., 7.88%	19,875	436
		714
Total Preferred Stocks
(Cost $609)		714

CONVERTIBLE PREFERRED STOCKS – 0.2%

Exploration & Production – 0.0%

Chesapeake Energy Corp., 5.75%	644	115

Chesapeake Energy Corp., 5.75% (3)	13	2

Chesapeake Energy Corp., 5.75% (OTC Exchange)	90	15
		132

Pharmaceuticals – 0.2%

Allergan PLC	759	698
Total Convertible Preferred Stocks
(Cost $1,249)		830

OTHER – 0.0%

Escrow Momentive Performance Materials, Inc. (8)	300,000	–
Total Other
(Cost$–)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.6%

Northern Institutional Funds - Diversified Assets Portfolio, 0.24% (12)(13)	14,598,273	$14,598
Total Investment Companies
(Cost $14,598)		14,598

Total Investments – 98.8%
(Cost $428,930)		397,456

Other Assets less Liabilities – 1.2%		4,952
NET ASSETS – 100.0%		$402,408

(1)	Principal amount is in USD unless otherwise indicated.
(2)	Variable rate security. Rate as of March 31, 2016 is disclosed.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Step coupon bond. Rate as of March 31, 2016 is disclosed.
(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	Restricted security that has been deemed illiquid. At March 31, 2016, the value of these restricted illiquid securities amounted to approximately $7,508,000 or 1.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Corp. GEO S.A.B. de C.V., 8.88%, 3/27/22	3/21/12-4/17/13	$1,169

Essar Steel Algoma, Inc., 9.50%, 11/15/19	11/7/14	270

Foresight Energy LLC/Foresight Energy Finance Corp., 7.88%, 8/15/21	8/16/13	10,195

Pacific Exploration and Production Corp., 5.38%, 1/26/19	11/18/13-12/3/13	665

Pacific Exploration and Production Corp., 5.63%, 1/19/25	1/15/15-1/21/15	182

Paragon Offshore PLC, 7.25%, 8/15/24	7/11/14-7/31/14	946

Urbi Desarrollos Urbanos S.A.B. de C.V., 9.50%, 1/21/20	1/13/10-9/26/12	294

Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2/3/22	1/27/12-9/27/12	1,282

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(7)	When-Issued Security. Coupon rate is not in effect at March 31, 2016.
(8)	Level 3 asset that is worthless, bankrupt or has been delisted.
(9)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(10)	Issuer has defaulted on terms of debt obligation.
(11)	Position is unsettled. Contract rate was not determined at March 31, 2016 and does not take effect until settlement date.
(12)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(13)	7-day yield as of March 31, 2016 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Bank of America	Euro	460	United States Dollar	506	6/1/16	$(18)
At March 31, 2016, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	0.6%
A	0.7
BBB	2.1
BB	27.3
B	30.9
CCC or Below	32.4
Non-Rated	2.3
Cash Equivalents	3.7

Total	100.0%

* Credit quality ratings are compiled from two external rating agencies: Moody’s and Standard & Poor’s. We report the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2016, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	98.2%
All other currencies less than 5%	1.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$ –	$8,971		$–	$8,971
Convertible Bonds (1)	–	5,655		–	5,655
Corporate Bonds (1)	–	261,201		–	261,201
Foreign Issuer Bonds (1)	–	53,105		–	53,105
Term Loans (1)	–	52,188		–	52,188
Common Stocks (1)	194	–		–	194
Preferred Stocks (1)	714	–		–	714
Convertible Preferred Stocks
Exploration & Production	–	132		–	132
Pharmaceuticals	698	–		–	698
Total Convertible Preferred Stocks	698	132		–	830
Investment Companies	14,598	–		–	14,598
Total Investments	$16,204	$381,252		$–	$397,456

OTHER FINANCIAL INSTRUMENTS
Liabilities
Forward Foreign Currency Exchange Contracts	$ –		$(18)	$–		$(18)
Total Other Financial Instruments	$ –		$(18)	$–		$(18)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

See Notes to the Financial Statements.

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SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued	MARCH 31, 2016

At March 31, 2016, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Preferred Stocks
Real Estate	$259	Valuations at official close price

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/15 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/16 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/16 (000s)

Foreign Issuer Bonds

Exploration & Production	$–	$–	$–	$–	$–	$–	$–	$–	$–	$99

Total	$–	$–	$–	$–	$–	$–	$–	$–	$–	$99

EXPLANATION OF CURRENCY ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AUD – Australian Dollar

BRL – Brazilian Real

COP – Colombian Peso

EUR – Euro

INR – Indian Rupee

MXN – Mexican Peso

USD – United States Dollar

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2016

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust offers 47 funds as of March 31, 2016, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap, Multi-Manager Small Cap, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds, which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”) is a subsidiary of The Northern Trust Company (“Northern Trust”). NTI serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3.00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund, but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of the security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to; the type of security; the current financial position of the company; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes. The Multi-Manager Emerging Markets Debt Opportunity Fund may also use these investments for non-hedging purposes in order to seek exposure to certain countries or currencies. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts, in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2016, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
Multi-Manager Global Listed Infrastructure	Long	Liquidity
Multi-Manager International Equity	Long	Liquidity
Multi-Manager Large Cap	Long	Liquidity
Multi-Manager Mid Cap	Long	Liquidity
Multi-Manager Small Cap	Long	Liquidity
Multi-Manager High Yield Opportunity	Short	Hedge/Liquidity

At March 31, 2016, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Multi-Manager Global Listed Infrastructure, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap was approximately $1,537,000, $4,453,000, $559,000, $1,188,000 and $170,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into

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MULTI-MANAGER FUNDS

MARCH 31, 2016

U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into forward foreign currency contracts for hedging purposes and to seek exposure to certain currencies. Each of the other Funds may enter into these contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes, but not for speculative purposes or to seek to enhance total return. The Funds may also enter into forward currency exchange contracts to help reduce risks and volatility caused by changes in foreign currency exchange rates. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency contracts are not required to make markets in the currencies they trade, and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

E) CREDIT DEFAULT SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in credit default swap agreements for hedging purposes or to gain exposure to certain countries or currencies. The Fund enters into credit default swap agreements either as a buyer or seller of protection. The buyer of protection in a swap agreement is the party that makes a periodic stream of payments to the counterparty based on the fixed rate of the agreement to the party that is the seller of protection. In exchange for the fixed rate payments received, the seller of protection agrees to provide credit protection to the buyer in the form of payment should a credit default event on the referenced obligation occur. In the event of a credit default event, as defined under the terms of each particular swap agreement, if the Fund is the seller of protection, the Fund will either a) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or underlying securities comprising the referenced index or b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit default event should occur, the Fund will either a) receive from the seller of protection in the swap agreement an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or underlying securities comprising the referenced index or b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit default event should occur, the maximum potential amount of future payments the seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the swap.

The implied credit spreads are disclosed in the Schedule of Investments for those agreements for which the Fund is the protection seller, if any, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for each swap. The wider the credit spread, the greater the likelihood or risk of default or other credit event occurring for the referenced entity. Events or circumstances that would require the seller to perform under the derivative are credit events as defined under the terms of that particular swap agreement, such as bankruptcy, cross acceleration, failure to pay, repudiation and restructuring.

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The resulting values for credit default agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default agreement should the notional amount of the swap agreement be closed/sold as of the period end. When compared to the notional amount of the swap, decreasing market values for credit default swaps sold and, conversely, increasing market values for credit default swaps purchased, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

When entering into a credit default swap agreement as a buyer of protection, the Fund may pay an upfront premium to enter into the agreement. When selling protection, the Fund may receive this upfront premium paid from the buyer. During the term of the credit default swap agreement, the discounted value of the estimated stream of fixed rate payments from buyer to seller yet to be made is recorded as unrealized gain or loss on credit default swap agreements, with any interest payments already having been made being recognized as realized gain or loss on credit default swap agreements. This treatment will occur until the credit default swap is sold or reaches its expiration. Any upfront payments made or received upon entering into a credit default swap agreement are treated as part of the cost and are reflected as part of the unrealized appreciation (depreciation) on valuation. Upon termination of the swap agreement, the amount included in the cost is reversed and becomes part of the realized gain (loss) on credit default swap agreements. Unrealized appreciation (depreciation) on credit default swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Counterparty credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap agreement. Additionally, risks may arise with respect to the underlying issuer of the referenced security. Therefore, the sub-adviser, considers the creditworthiness of each underlying issuer of the referenced security in addition to the creditworthiness of the counterparty. In addition, the sub-advisers of the Multi-Manager Emerging Markets Debt Opportunity Fund may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk. For credit default swap transactions that were outstanding as of March 31, 2016, no collateral had been posted by either the Multi-Manager Emerging Markets Debt Opportunity Fund or any counterparty. During the fiscal year ended March 31, 2016, the Multi-Manager Emerging Markets Debt Opportunity Fund entered into credit default swap agreements for hedging purposes. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

F) INTEREST RATE SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in interest rate swap agreements for hedging purposes or to gain exposure to certain countries or currencies. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals at agreed upon fixed rates or at rates based upon, or calculated by, reference to changes in specified prices or interest rates for a specified notional amount.

Interest payments earned or charged under the terms of the interest rate swap agreements are recorded as realized gain (loss) on interest rate swap agreements. The swap interest receivable or payable as of the fiscal year end, if any, is included as unrealized appreciation (depreciation) on interest rate swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on interest rate swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Risks may arise as a result of the failure of the counterparty to the interest rate swap agreement to comply with the terms of the agreement. The loss incurred by the failure of counterparty is generally limited to the swap interest payment to be received by the Fund and/or the termination value at the end of the agreement. Therefore, the sub-adviser considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. In addition, the sub-adviser may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each interest rate swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk. For interest rate swap transactions that were outstanding as of March 31, 2016, no collateral had been posted by either the Multi-Manager Emerging Markets Debt Opportunity Fund or any counterparty. During the fiscal year ended March 31, 2016, the Multi-Manager Emerging Markets Debt Opportunity Fund entered into interest rate swap agreements to gain country exposure. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

G) CURRENCY SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund enters into currency swap agreements to manage its exposure to currency risk. Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated

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MULTI-MANAGER FUNDS

MARCH 31, 2016

currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and their Investment Adviser and Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor’s® Ratings Services or Fitch Ratings, or A or Prime-1 or better by Moody’s Investor Services, Inc. or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Interest payments earned or charged under the terms of the currency swap agreements are recorded as realized gain (loss) on currency swap agreements. The swap interest receivable or payable as of the fiscal year end, if any, is included as unrealized gains and losses on currency swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on currency swap agreements, if any, are included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations. For currency swap transactions that were outstanding as of March 31, 2016, no collateral had been posted by either the Multi-Manager Emerging Markets Debt Opportunity Fund or any counterparty. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

H) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitment. When-issued securities at March 31, 2016, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

I) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

J) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

K) REDEMPTION FEES The Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees were approximately $1,000 for the fiscal year ended March 31, 2016, for the Multi-Manager Emerging Markets Equity Fund. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2016, for the Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds. There were no redemption fees for the fiscal year ended March 31, 2016, for the Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate and Multi-Manager International Equity Funds. Redemption fees were approximately $2,000 and $1,000 for the fiscal year ended March 31, 2015, for the Multi-Manager Emerging Markets Equity and Multi-Manager High Yield Opportunity Funds, respectively. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2015, for the Multi-Manager Global Real Estate and Multi-Manager International Equity Funds, respectively. There were no redemption fees for the fiscal year or period ended March 31, 2015, for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

L) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Multi-Manager Emerging Markets Equity	Annually
Multi-Manager Global Listed Infrastructure	Quarterly
Multi-Manager Global Real Estate	Quarterly
Multi-Manager International Equity	Annually
Multi-Manager Large Cap	Quarterly
Multi-Manager Mid Cap	Annually
Multi-Manager Small Cap	Annually
Multi-Manager Emerging Markets Debt Opportunity	Quarterly
Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, recharacterization of distributions received from investments in Master Limited Partnerships (“MLPs”), expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2016, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Multi-Manager Emerging Markets Equity	$(321)	$321	$ —
Multi-Manager Global Listed Infrastructure	11,371	(11,371)	—
Multi-Manager Global Real Estate	3,498	(3,498)	—
Multi-Manager International Equity	2,351	(2,351)	—
Multi-Manager Mid Cap	(70)	70	—
Multi-Manager Small Cap	256	—	(256)
Multi-Manager Emerging Markets Debt Opportunity	(1,921)	7,961	(6,040)
Multi-Manager High Yield Opportunity	(1,118)	1,118	—

M) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2015, through the fiscal year ended March 31, 2016, the following Funds incurred net capital losses and/or late year ordinary losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Multi-Manager Emerging Markets Equity	$61,775
Multi-Manager International Equity	35,355
Multi-Manager Small Cap	355
Multi-Manger Emerging Markets Debt Opportunity	2,884
Multi-Manager High Yield Opportunity	23,104

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MULTI-MANAGER FUNDS

MARCH 31, 2016

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012, for the Multi-Manager Global Listed Infrastructure Fund, for the period ended March 31, 2013 and for the Multi-Manager Emerging Markets Debt Opportunity Fund, for the period ended March 31, 2014. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2016, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2018
Multi-Manager International Equity	$97,115

The Funds in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

During the fiscal year ended March 31, 2016, the Multi-Manager International Equity Fund utilized approximately $14,530,000 in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Multi-Manager Emerging Markets Equity	$25,247	$ —
Multi-Manager Emerging Markets Debt Opportunity	5,892	554
Multi-Manager High Yield Opportunity	5,029	2,987

At November 30, 2015, the Multi-Manager Global Listed Infrastructure Fund’s last tax year end, the non-expiring short-term capital loss was approximately $3,405,000. The Fund may offset future capital gains with these capital loss carryforwards.

At March 31, 2016, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Multi-Manager Emerging Markets Equity	$15,870	$ —	$(6,001)
Multi-Manager International Equity	14,119	—	24,285
Multi-Manager Large Cap	99	41,667	57,541
Multi-Manager Mid Cap	1,056	29,149	100,817
Multi-Manager Small Cap	—	12,384	13,330
Multi-Manager Emerging Markets Debt Opportunity	—	—	(1,819)
Multi-Manager High Yield Opportunity	42	—	(33,699)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2015, the Multi-Manager Global Listed Infrastructure Fund’s and Multi-Manager Global Real Estate Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Multi-Manager Global Listed Infrastructure	$5,299	$ —	$(48,089)
Multi-Manager Global Real Estate	4,957	101,571	7,652

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year or period ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
Multi-Manager Emerging Markets Equity	$13,586	$17,875	$ —
Multi-Manager International Equity	12,000	—	—
Multi-Manager Large Cap	4,768	79,691	—
Multi-Manager Mid Cap	2,210	65,064	—
Multi-Manager Small Cap	—	45,986	—
Multi-Manager Emerging Markets Debt Opportunity	—	—	635
Multi-Manager High Yield Opportunity	26,067	2,478	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$17,000	$ —
Multi-Manager International Equity	44,959	—
Multi-Manager Large Cap	11,413	81,240
Multi-Manager Mid Cap	21,375	112,222
Multi-Manager Small Cap	9,091	54,423
Multi-Manager Emerging Markets Debt Opportunity	5,999	—
Multi-Manager High Yield Opportunity	35,412	7,859

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Multi-Manager Global Listed Infrastructure Fund’s tax years ended November 30, 2015 and November 30, 2014 and Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2015 and November 30, 2014 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2015 AND NOVEMBER 30, 2014 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Global Listed Infrastructure (2015)	$41,146	$37,361
Multi-Manager Global Listed Infrastructure (2014)	26,085	1,434
Multi-Manager Global Real Estate (2015)	$16,171	$91,111
Multi-Manager Global Real Estate (2014)	35,342	79,385

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Multi-Manager Global Listed Infrastructure Fund and the Multi-Manager Global Real Estate Fund have a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2015 through March 31, 2016 will be determined at the end of its tax year.

As of March 31, 2016 no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for the Multi-Manager Global Listed Infrastructure and the Multi-Manager Global Real Estate Funds, filed for the fiscal years ended March 31, 2013 through March 31, 2015 remain subject to examination by the Internal Revenue Service. The Multi-Manager Global Listed Infrastructure Fund’s and the Multi-Manager Global Real Estate Fund’s federal tax returns for the tax years ended November 30, 2013 through November 30, 2015 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

N) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable

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MULTI-MANAGER FUNDS

MARCH 31, 2016

share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2016.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2016.

4. BANK BORROWINGS

The Trust has entered into a $250,000,000 senior unsecured revolving credit facility on November 24, 2014, which was administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which was included in Other expenses on the Statements of Operations. The Credit Facility expired on November 23, 2015.

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank, N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

At March 31, 2016, the Funds did not have any outstanding loans.

During the fiscal year ended March 31, 2016, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE
Multi-Manager Emerging Markets Equity	$16,519	1.36%
Multi-Manager Global Real Estate	15,767	1.40%
Multi-Manager Large Cap	9,106	1.39%
Multi-Manager Mid Cap	4,225	1.41%
Multi-Manager Small Cap	6,036	1.41%
Multi-Manger Emerging Markets Debt Opportunity	5,783	1.20%
Multi-Manager High Yield Opportunity	19,567	1.22%

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2016.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2016, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION
Multi-Manager Emerging Markets Equity	1.30%	1.261%	1.223%	1.35%
Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	1.00%

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION
Multi-Manager Global Real Estate	1.05%	1.019%	0.988%	1.10%
Multi-Manager International Equity	1.15%	1.116%	1.083%	1.20%
Multi-Manager Large Cap	0.88%	0.854%	0.828%	0.90%
Multi-Manager Mid Cap	0.98%	0.951%	0.922%	1.00%
Multi-Manager Small Cap	1.08%	1.048%	1.017%	1.10%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%	0.93%
Multi-Manager High Yield Opportunity	0.85%	0.825%	0.80%	0.90%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2016. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI. NTI manages the cash portion of each Fund as well as the emerging market investments of the Multi-Manager International Equity Fund.

As of March 31, 2016, Axiom International Investors LLC, Oaktree Capital Management, L.P., PanAgora Asset Management, Inc., Pzena Investment Management, LLC, and Westwood Global Investments, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Equity Fund.

As of March 31, 2016, Brookfield Investment Management Inc. and Lazard Asset Management LLC are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2016, Brookfield Investment Management Inc. and Delaware Investments Fund Advisers are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2016, Altrinsic Global Advisors, LLC, EARNEST Partners, LLC, NFJ Investment Group LLC, William Blair Investment Management, LLC (formerly William Blair & Company, L.L.C.) and WCM Investment Management are the Sub-Advisers for the Multi-Manager International Equity Fund.

As of March 31, 2016, Delaware Investments Fund Advisers, Huber Capital Management, LLC, Jennison Associates LLC and WestEnd Advisors, LLC are the Sub-Advisers for the Multi-Manager Large Cap Fund.

As of March 31, 2016, Geneva Capital Management LLC, LSV Asset Management and Vaughan Nelson Investment Management, L.P. are the Sub-Advisers for the Multi-Manager Mid Cap Fund.

As of March 31, 2016, Cardinal Capital Management L.L.C., Denver Investment Advisors LLC, Hotchkis and Wiley Capital Management LLC, Riverbridge Partners, LLC and Summit Creek Advisors, LLC are the Sub-Advisers for the Multi-Manager Small Cap Fund.

As of March 31, 2016, BlueBay Asset Management LLP and Lazard Asset Management LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Debt Opportunity Fund.

As of March 31, 2016, DDJ Capital Management, LLC, Loomis, Sayles & Company, L.P., and Neuberger Berman Fixed Income LLC are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

NTI is responsible for payment of sub-advisory fees to these sub-advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

MULTI-MANAGER FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2016

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for Multi-Manager Funds’ Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”), a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to each Fund by NTI as a result of uninvested cash being invested in a Portfolio. Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolio’s prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

During the year ended March 31, 2016, Multi-Manager Emerging Markets Debt Opportunity received reimbursements from NTI of approximately $52,000 in connection with trade errors.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

Amounts in thousands	PURCHASES		SALES
	U. S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Multi-Manager Emerging Markets Equity	$ —	$352,180	$ —	$813,764
Multi-Manager Global Listed Infrastructure	—	694,862	—	847,125
Multi-Manager Global Real Estate	—	499,917	—	886,284
Multi-Manager International Equity	—	1,135,140	—	1,395,323
Multi-Manager Large Cap	—	94,609	—	321,594
Multi-Manager Mid Cap	—	469,223	—	713,958
Multi-Manager Small Cap	—	94,284	—	264,307
Multi-Manager Emerging Markets Debt Opportunity	13,742	141,219	13,376	168,911
Multi-Manager High Yield Opportunity	—	310,161	—	383,481

NORTHERN FUNDS ANNUAL REPORT	105	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2016, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Multi-Manager Emerging Markets Equity	$114,820	$(120,592)	$(5,772)	$676,135
Multi-Manager Global Listed Infrastructure	113,447	(68,441)	45,006	1,129,261
Multi-Manager Global Real Estate	$23,313	$(14,172)	$9,141	$317,809
Multi-Manager International Equity	131,576	(107,096)	24,480	1,393,714
Multi-Manager Large Cap	75,509	(17,968)	57,541	215,555
Multi-Manager Mid Cap	124,449	(23,632)	100,817	402,896
Multi-Manager Small Cap	20,486	(7,156)	13,330	97,115
Multi-Manager Emerging Markets Debt Opportunity	1,712	(2,694)	(982)	64,734
Multi-Manager High Yield Opportunity	8,343	(41,593)	(33,250)	430,706

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2016 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	14,586	$225,779	1,137	$16,631	(43,608)	$(693,011)	(27,885)	$(450,601)
Multi-Manager Global Listed Infrastructure	23,642	272,057	544	6,334	(38,944)	(447,504)	(14,758)	(169,113)
Multi-Manager Global Real Estate	7,971	108,429	7,324	84,783	(33,927)	(494,142)	(18,632)	(300,930)
Multi-Manager International Equity	36,089	342,923	79	738	(64,685)	(626,837)	(28,517)	(283,176)
Multi-Manager Large Cap	7,400	53,041	10,078	71,503	(33,814)	(277,073)	(16,336)	(152,529)
Multi-Manager Mid Cap	6,525	69,450	5,230	54,653	(26,594)	(305,783)	(14,839)	(181,680)
Multi-Manager Small Cap	2,643	19,083	5,573	38,117	(22,137)	(186,333)	(13,921)	(129,133)
Multi-Manger Emerging Markets Debt Opportunity	1,759	15,468	33	299	(6,025)	(51,546)	(4,233)	(35,779)
Multi-Manager High Yield Opportunity	41,706	384,494	596	5,537	(50,238)	(465,614)	(7,936)	(75,583)

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MULTI-MANAGER FUNDS

MARCH 31, 2016

Transactions in capital shares for the fiscal year or period ended March 31, 2015, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	10,516	$200,441	106	$1,887	(44,371)	$(831,379)	(33,749)	$(629,051)
Multi-Manager Global Listed Infrastructure	40,978	533,572	4,226	52,008	(18,445)	(233,588)	26,759	351,992
Multi-Manager Global Real Estate	4,229	73,299	4,795	76,668	(16,318)	(278,206)	(7,294)	(128,239)
Multi-Manager International Equity	32,698	340,632	179	1,813	(110,644)	(1,178,094)	(77,767)	(835,649)
Multi-Manager Large Cap	9,051	89,011	8,484	77,657	(27,116)	(265,430)	(9,581)	(98,762)
Multi-Manager Mid Cap	10,063	134,036	8,772	108,861	(24,391)	(327,862)	(5,556)	(84,965)
Multi-Manager Small Cap	4,234	44,806	5,502	53,146	(13,392)	(142,231)	(3,656)	(44,279)
Multi-Manager Emerging Markets Debt Opportunity	6,382	63,906	339	3,235	(5,081)	(47,756)	1,640	19,385
Multi-Manager High Yield Opportunity	24,244	253,990	1,627	16,547	(41,220)	(428,646)	(15,349)	(158,109)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
Multi-Manager Emerging Markets Equity	Northern Institutional Funds —Diversified Assets Portfolio	$30,772	$768,210	$786,263	$—	$—	$11	$12,719
Multi-Manager Global Listed Infrastructure	Northern Institutional Funds —Diversified Assets Portfolio	45,527	720,911	732,596	—	—	26	33,842
Multi-Manager Global Real Estate	Northern Institutional Funds —Diversified Assets Portfolio	34,714	707,268	731,959	—	—	10	10,023
Multi-Manager International Equity	Northern Institutional Funds —Diversified Assets Portfolio	63,359	1,512,301	1,531,836	—	—	40	43,824
Multi-Manager Large Cap	Northern Institutional Funds —Diversified Assets Portfolio	11,705	472,455	478,651	—	—	7	5,509
Multi-Manager Mid Cap	Northern Institutional Funds —Diversified Assets Portfolio	23,147	439,624	442,472	—	—	13	20,299
Multi-Manager Small Cap	Northern Institutional Funds —Diversified Assets Portfolio	11,797	224,926	231,351	—	—	4	5,372
Multi-Manager Emerging Markets Debt Opportunity	Northern Institutional Funds —Diversified Assets Portfolio	7,037	130,087	132,984	—	—	4	4,140
Multi-Manager High Yield Opportunity	Northern Institutional Funds —Diversified Assets Portfolio	16,286	741,968	743,656	—	—	17	14,598

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2016:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Multi-Manager Global Listed Infrastructure	Equity contracts	Net Assets-Net unrealized appreciation	$398	*	Net Assets-Net unrealized depreciation	$ —
Multi-Manager International Equity	Equity contracts	Net Assets-Net unrealized appreciation	276	*	Net Assets-Net unrealized depreciation	—
Multi-Manager Large Cap	Equity contracts	Net Assets-Net unrealized appreciation	68	*	Net Assets-Net unrealized depreciation	—
Multi-Manager Mid Cap	Equity contracts	Net Assets-Net unrealized appreciation	191	*	Net Assets-Net unrealized depreciation	—
Multi-Manager Small Cap	Equity contracts	Net Assets-Net unrealized appreciation	69	*	Net Assets-Net unrealized depreciation	—
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	319		Unrealized depreciation on forward foreign currency exchange contracts	(376)
	Credit contracts	Unrealized appreciation on credit default swap agreements	—		Unrealized depreciation on credit default swap agreements	(14)
	Currency contracts	Unrealized appreciation on currency swap agreements	11		Unrealized depreciation on currency swap agreements	—
	Interest rate contracts	Unrealized appreciation on interest rate swap agreements	13		Unrealized depreciation on interest rate swap agreements	—
Multi-Manager High Yield Opportunity	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—		Unrealized depreciation on forward foreign currency exchange contracts	(18)

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Fund may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

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MULTI-MANAGER FUNDS

MARCH 31, 2016

As of March 31, 2016, gross amounts of assets and liabilities for forward foreign exchange contracts and swap agreements not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

		GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY		FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Multi-Manager Emerging Markets Debt Opportunity	Barclays	$21	$(14)	$—	$7
	BNP	291	(291)	—	—
	JPMorgan Chase	10	(5)	—	5
	Standard Chartered Bank	16	(5)	—	11
	UBS	5	—	—	5
	Total	$343	$(315)	$—	$28

		GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY		FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT
Multi-Manager Emerging Markets Debt Opportunity	Barclays	$(14)	$14	$—	$—
	BNP	(366)	291	—	(75)
	JPMorgan Chase	(5)	5	—	—
	Standard Chartered Bank	(5)	5	—	—
	Total	$(390)	$315	$—	$(75)
Multi-Manager High Yield Opportunity	Bank of America	$(18)	$—	$—	$(18)

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2016:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	$704
Multi-Manager International Equity	Equity contracts	Net realized gains (losses) on futures contracts	(5,464)
Multi-Manager Large Cap	Equity contracts	Net realized gains (losses) on futures contracts	(932)
Multi-Manager Mid Cap	Equity contracts	Net realized gains (losses) on futures contracts	(1,615)
Multi-Manager Small Cap	Equity contracts	Net realized gains (losses) on futures contracts	(493)
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(134)
	Credit contracts	Net realized gains (losses) on credit default swap agreements	(21)
	Interest rate contracts	Net realized gains (losses) on interest rate swap agreements	(57)
Multi-Manager High Yield Opportunity	Interest rate contracts	Net realized gains (losses) on futures contracts	(59)
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	475

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$292
Multi-Manager International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	33
Multi-Manager Large Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	54
Multi-Manager Mid Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(200)
Multi-Manager Small Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(31)
Multi-Manger Emerging Markets Debt Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	(57)
	Credit contracts	Net change in unrealized appreciation (depreciation) on credit default swap agreements	(14)
	Currency contracts	Net change in unrealized appreciation (depreciation) on currency swap agreements	11
	Interest rate contracts	Net change in unrealized appreciation (depreciation) on interest rate swap agreements	13
Multi-Manager High Yield Opportunity	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	144
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	(174)

Volume of derivative activity for the fiscal year ended March 31, 2016*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS		CREDIT CONTRACTS		CURRENCY CONTRACTS		INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Multi-Manager Global Listed Infrastructure	—	$ —	168	$1,905	—	$—	—	$—	—	$—
Multi-Manager International Equity	—	—	58	10,189	—	—	—	—	—	—
Multi-Manager Large Cap	—	—	44	3,918	—	—	—	—	—	—
Multi-Manager Mid Cap	—	—	39	5,803	—	—	—	—	—	—
Multi-Manager Small Cap	—	—	46	2,286	—	—	—	—	—	—
Multi-Manger Emerging Markets Debt Opportunity	1,714	171	—	—	11	486	1	1,791	9	1,157
Multi-Manager High Yield Opportunity	24	1,393	—	—	—	—	—	—	15	2,538

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange, futures equity and interest rate, swap credit, currency and interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In December 2007, the Multi-Manager Mid Cap Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits, seeking to recover, or clawback, proceeds received by shareholders, including the Fund, in the December 2007 merger, based on fraudulent transfer claims.

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MULTI-MANAGER FUNDS

MARCH 31, 2016

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Action”), was initiated on October 22, 2010 and is now pending in the U.S. Bankruptcy Court for the Southern District of New York. On January 14, 2014, the U.S. Bankruptcy Court issued a decision and order dismissing many, but not all of the plaintiffs’ claims.

The second action, Edward S. Weisfelner, as trustee of the LB Litigation Trust v. A Hoffman, et al. (the “Litigation Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Fund, while not expressly named, is included in the definition of the putative class of defendants. A claim for intentional fraudulent transfer under the U.S. Bankruptcy Code is the only remaining claim in this action. On February 4, 2014, the Court stated that the decision and order issued in the Creditor Action on January 14, 2014 was deemed to apply in the Litigation Action. Thereafter, on or around April 18, 2014, the plaintiffs filed amended complaints in the two actions. On July 30, 2014, the defendants moved to dismiss these new complaints.

On November 18, 2015, the Court issued its decision on the motion to dismiss the most recent amended complaints and dismissed the remaining intentional fraudulent transfer claims in the Litigation Action, with prejudice. The decision also mooted previously withdrawn motions for class certification in the Litigation Action that were expected to be renewed by the plaintiffs. The Creditor Action asserted both intentional fraudulent transfer and constructive fraudulent transfer claims solely under state law. Only the state law constructive fraudulent transfer claims survived the November 18, 2015 decision. The plaintiff in the Litigation Action has appealed the November 18, 2015 decision, which has been entered as a Final Judgment.

On May 5, 2016, based on the March 29, 2016 decision of the U.S. Court of Appeal for the Second Circuit in In re Tribune Fraudulent Conveyance Litigation, defendants moved to dismiss the remaining constructive fraudulent transfer claims in the Creditor Action, or alternatively to stay all discovery in that action pending the exhaustion of all appeal periods in the Tribune matter.

The value of the proceeds received by the Fund in the merger was approximately $2,179,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

In 2007, the Fund was also a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The defendants filed motions to dismiss, some of which were granted by the District Court and affirmed on by the Second Circuit Court of Appeals (the “Second Circuit”). A petition for rehearing en banc is currently pending before the Second Circuit. A motion to dismiss the Committee Action has yet to be ruled on by the District Court.

The value of the proceeds received by the Multi-Manager Mid Cap Fund in the LBO was approximately $813,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure other than the item noted below.

At a Board meeting held on May 18-19, 2016, the Board approved the liquidation of the Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds. Each Fund will be liquidated and terminated on or about July 22, 2016.

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MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds”), nine separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 24, 2016

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MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2016 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended March 31, 2016, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2015:

QDI PERCENTAGE
Multi-Manager Emerging Markets Equity	100.00%
Multi-Manager Global Listed Infrastructure	100.00%
Multi-Manager Global Real Estate	25.67%
Multi-Manager International Equity	100.00%
Multi-Manager Large Cap	79.57%
Multi-Manager Mid Cap	100.00%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year or period ended for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Multi-Manager Global Listed Infrastructure	31.63%
Multi-Manager International Equity	2.28%
Multi-Manager Large Cap	79.57%
Multi-Manager Mid Cap	100.00%

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2015, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
20%
Multi-Manager Emerging Markets Equity	$0.367583
Multi-Manager Global Real Estate	3.898645
Multi-Manager Large Cap	2.036331
Multi-Manager Mid Cap	1.329916
Multi-Manager Small Cap	2.554212
Multi-Manager High Yield Opportunity	0.047262

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
Multi-Manager Emerging Markets Equity	$0.0518	$0.3497
Multi-Manager Global Listed Infrastructure	$0.0284	$0.2052
Multi-Manager International Equity	$0.0220	$0.1584

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2016:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Multi-Manager Large Cap	$41,667
Multi-Manager Mid Cap	29,149
Multi-Manager Small Cap	12,384

NORTHERN FUNDS ANNUAL REPORT	113	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Emerging Markets Debt Opportunity, and Multi-Manager High Yield Opportunity Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 10/1/2015 - 3/31/2016 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 99), if any, in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Emerging Markets Debt Opportunity, and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on pages 104 and 105), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MULTI-MANAGER EMERGING MARKETS EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	1.36%	$1,000.00	$1,046.30	$6.96
Hypothetical**	1.36%	$1,000.00	$1,018.20	$6.86

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	1.00%	$1,000.00	$1,055.90	$5.14
Hypothetical**	1.00%	$1,000.00	$1,020.00	$5.05

MULTI-MANAGER GLOBAL REAL ESTATE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	1.13%	$1,000.00	$1,065.70	$5.84
Hypothetical**	1.13%	$1,000.00	$1,019.35	$5.70

MULTI-MANAGER INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	1.20%	$1,000.00	$1,021.70	$6.07
Hypothetical**	1.20%	$1,000.00	$1,019.00	$6.06

MULTI-MANAGER LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.91%	$1,000.00	$1,046.90	$4.66
Hypothetical**	0.91%	$1,000.00	$1,020.45	$4.60

MULTI-MANAGER FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2016 (UNAUDITED)

MULTI-MANAGER MID CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	1.01%	$1,000.00	$1,018.50	$5.10
Hypothetical**	1.01%	$1,000.00	$1,019.95	$5.10

MULTI-MANAGER SMALL CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	1.12%	$1,000.00	$1,025.90	$5.67
Hypothetical**	1.12%	$1,000.00	$1,019.40	$5.65

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.95%	$1,000.00	$1,062.10	$4.90
Hypothetical**	0.95%	$1,000.00	$1,020.25	$4.80

MULTI-MANAGER HIGH YIELD OPPORTUNITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.90%	$1,000.00	$999.70	$4.50
Hypothetical**	0.90%	$1,000.00	$1,020.50	$4.55

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•  Executive Vice President of Fee Based Services, American Express Company from 2010 to 2016;

•  Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•  CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•  CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

MULTI-MANAGER FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Director, Miami Corporation since November 2015;

•  Trustee of Rush University Medical Center since November 2009.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 1998	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	117	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company from 2011 to 2014; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2015

•  Chief Compliance Officer for 50 South Capital Advisors, LLC, Alpha Core Strategies Fund, Equity Long/Short Opportunities Fund and FlexShares Trust since 2015; Chief Compliance Officer from 2007 to 2015 for Mesirow Advanced Strategies.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

MULTI-MANAGER FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Vice President at The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President at The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

MULTI-MANAGER FUNDS

EMERGING MARKETS DEBT OPPORTUNITY FUND1,3,4,5,6,9

EMERGING MARKETS EQUITY FUND1,2,4,5

GLOBAL LISTED INFRASTRUCTURE FUND1,2,4,5,7,9

GLOBAL REAL ESTATE FUND2,4,10

HIGH YIELD OPPORTUNITY FUND3,6

INTERNATIONAL EQUITY FUND1,2,4

LARGE CAP FUND2

MID CAP FUND2,8

SMALL CAP FUND2,11

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

5 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

6 High Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

7 Infrastructure Company Risk: Infrastructure companies are subject to the risks that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

8 Mid Cap Stock Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

9 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

10 Real Estate Securities/REIT Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

11 Small Cap Stock Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

NORTHERN FUNDS ANNUAL REPORT	123	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at www.northernfunds.com or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENTS OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	GLOBAL TACTICAL ASSET ALLOCATION FUND
Ticker Symbol: BBALX

9	NOTES TO THE FINANCIAL STATEMENTS

16	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

17	TAX INFORMATION

18	FUND EXPENSES

19	TRUSTEES AND OFFICERS

23	BENCHMARK INFORMATION

24	INVESTMENT CONSIDERATIONS

28	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Global Tactical Asset Allocation Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Global Tactical Asset Allocation Fund prospectus, which contains complete information about Northern Global Tactical Asset Allocation Fund’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance reflects any fee waivers and reimbursements in effect. In their absence, performance would be reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Northern Global Tactical Asset Allocation Fund in the future. These statements are based on Northern Global Tactical Asset Allocation Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Global Tactical Asset Allocation Fund management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2016, global monetary policy pushed the limits of what was previously thought possible, with several major central banks – including the European Central Bank and the Bank of Japan – cutting key policy rates into negative territory. While the U.S. Federal Reserve (the “Fed”) took the opposite approach by raising short-term rates in December, 2015, Fed officials made it clear that the central bank would take a gradual approach to additional rate hikes. In all, monetary policy remains very accommodative and fully supportive of the financial markets. However, continued weakness in global economic conditions led to poor performance for higher-risk assets any time the growth outlook came into question.

Global equities returned -4.34% during the 12-month period, as gauged by the MSCI ACWI Index. Nevertheless, U.S. equities as measured by the MSCI U.S. Index managed a positive total return of 0.24%. Natural resources stocks were punished the most despite a rally in the final three months of the reporting period, reflecting the weak price performance of oil and other commodities. Investment-grade fixed income was the best performing major asset class over the past 12 months, during which the Barclays U.S. Aggregate Bond Index gained 1.96%.

The Global Tactical Asset Allocation Fund returned -1.52% for the 12-month period ended March 31, 2016, outpacing the -1.58% return of its blended benchmark. The Fund benefited from well-timed tactical trades: specifically, its decisions to reduce risk in June and July of 2015 and subsequently increase risk in the fourth quarter of 2015. The Fund’s broad global diversification – including its allocations to asset classes such as high-yield bonds, natural resources and global real estate – had little impact on performance, nor did its exposure to specific risk factors such as value, market capitalization and quality. The Fund closed the reporting period with overweight positions in U.S. equities and high yield, which were offset primarily through an underweight to investment-grade bonds. The Fund remains committed to broad global diversification and exposure to risk factors that have displayed long-term efficacy.

PORTFOLIO MANAGERS

BOB BROWNE With Northern Trust since 2009
DANIEL J. PHILLIPS With Northern Trust since 2005
JIM McDONALD With Northern Trust since 2001

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2016
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 7/1/93
GLOBAL TACTICAL ASSET ALLOCATION	–1.52%	4.80%	4.20%	6.00%
BLENDED INDEX	–1.58	4.90	4.78	6.55
MSCI ACWI INDEX	–4.34	5.16	4.04	6.65
BARCLAYS U.S. AGGREGATE BOND INDEX	1.96	3.78	4.90	5.58

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

Portfolio composition is subject to change.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

**	The Blended Index consists of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”). On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

Information about Benchmarks and Investment Considerations can be found on page 23 and page 24.

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2016

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION FUND
ASSETS:
Investments in affiliates, at value	$72,387
Dividend income receivable	24
Receivable for fund shares sold	28
Receivable from investment adviser	4
Prepaid and other assets	1
Total Assets	72,444
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	3
Payable to affiliates:
Management fees	3
Custody fees	2
Shareholder servicing fees	2
Trustee fees	3
Accrued other liabilities	31
Total Liabilities	44
Net Assets	$72,400
ANALYSIS OF NET ASSETS:
Capital stock	$71,570
Accumulated undistributed net investment income	397
Accumulated undistributed net realized loss	(762)
Net unrealized appreciation	1,195
Net Assets	$72,400
Shares Outstanding ($.0001 par value, unlimited shares authorized):	6,275
Net Asset Value, Redemption and Offering Price Per Share:	$11.54
Investments in affiliates, at cost	$71,189

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2016

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT INCOME:
Dividend income from investments in affiliates	$2,301
Total Investment Income	2,301
EXPENSES:
Management fees	173
Custody fees	23
Transfer agent fees	11
Blue sky fees	22
Printing fees	50
Audit fees	17
Legal fees	18
Shareholder servicing fees	12
Trustee fees	10
Interest expense	1
Other	11
Total Expenses	348
Less expenses reimbursed by investment adviser	(147)
Net Expenses	201
Net Investment Income	2,100
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on investments	1
Net realized losses on investments in affiliates(1)	(468)
Net realized gains on foreign currency transactions	132
Net change in unrealized depreciation on investments in affiliates	(3,024)
Net change in unrealized depreciation on foreign currency translations	(3)
Net Losses	(3,362)
Net Decrease in Net Assets Resulting from Operations	$(1,262)

(1)	Amount includes capital gain distributions from affiliated funds of $44.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	GLOBAL TACTICAL ASSET ALLOCATION FUND
Amounts in thousands	2016	2015
OPERATIONS:
Net investment income	$2,100	$1,594
Net realized gains (losses)	(335)	4,898
Net change in unrealized depreciation	(3,027)	(4,366)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,262)	2,126
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions	(2,728)	(2,392)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,728)	(2,392)
DISTRIBUTIONS PAID:
From net investment income	(2,035)	(1,406)
From net realized gains	(920)	(574)
Total Distributions Paid	(2,955)	(1,980)
Total Decrease in Net Assets	(6,945)	(2,246)
NET ASSETS:
Beginning of year	79,345	81,591
End of year	$72,400	$79,345
Accumulated Undistributed Net Investment Income	$397	$199

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION FUND*	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2016		FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FOUR MONTHS ENDED MARCH 31, 2012	FISCAL YEAR ENDED NOV. 30, 2011
Net Asset Value, Beginning of Period	$12.20		$12.20	$11.40	$10.61	$9.97	$9.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33		0.24	0.20	0.21	0.10	0.24	(1)
Net realized and unrealized gains (losses)	(0.52)		0.06	0.81	0.79	0.63	0.19
Total from Investment Operations	(0.19)		0.30	1.01	1.00	0.73	0.43
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32	)(2)	(0.21)	(0.21)	(0.21)	(0.09)	(0.26)
From net realized gains	(0.15)		(0.09)	–	–	–	–
Total Distributions Paid	(0.47)		(0.30)	(0.21)	(0.21)	(0.09)	(0.26)
Net Asset Value, End of Period	$11.54		$12.20	$12.20	$11.40	$10.61	$9.97
Total Return(3)	(1.52)%		2.51%	8.96%	9.60%	7.42%	4.37%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$72,400		$79,345	$81,591	$64,037	$35,194	$26,373
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits(5)(6)	0.27%		0.26%	0.25%	0.25%	0.26%	0.25%
Expenses, before waivers, reimbursements and credits(6)	0.46%		0.53%	0.75%	0.91%	1.01%	1.50%
Net investment income, net of waivers, reimbursements and credits(5)	2.78%		1.95%	1.79%	2.02%	3.12%	2.58	%(1)
Net investment income, before waivers, reimbursements and credits	2.59%		1.68%	1.29%	1.36%	2.37%	1.33	%(1)
Portfolio Turnover Rate	20.49%		51.55%	23.95%	73.25%	14.46%	76.63%

(1)	The net investment income per share and net investment income ratios include a one-time voluntary contribution of approximately $36,000 relating to shareholder servicing fees earned by Northern Trust, which represents 0.22 percent of average net assets and $0.02 of net investment income per share for the fiscal year ended November 30, 2011.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2016, 2015, 2014, and 2013, the four months ended March 31, 2012 and the fiscal year ended November 30, 2011, respectively. Absent the additional reimbursement, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(6)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

*	As of the close of business August 1, 2011, the assets and liabilities of the Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”), an investment portfolio of the Northern Institutional Funds, were transferred to the Fund pursuant to a plan of reorganization approved by the Predecessor Fund’s Board of Trustees on February 17, 2011 (the “Reorganization”). Prior to the Reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund and therefore information for the periods prior to and including August 1, 2011 relates to the Predecessor Fund.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	6	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND	MARCH 31, 2016

	NUMBER OF SHARES	VALUE (000s)
FUND ALLOCATION – INVESTMENT COMPANIES – 100.0%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (1)	115,095	$2,908

FlexShares International Quality Dividend Index Fund (1)	326,347	7,203

FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund (1)	64,691	3,506

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (1)	51,675	2,253

FlexShares Morningstar Global Upstream Natural Resources Index Fund (1)	28,820	697

FlexShares Morningstar U.S. Market Factor Tilt Index Fund (1)	128,389	10,878

FlexShares Quality Dividend Index Fund (1)	300,551	10,853

FlexShares STOXX Global Broad Infrastructure Index Fund (1)	50,087	2,176

Northern Funds – Bond Index Fund (1)	1,676,897	18,010

Northern Funds – Global Real Estate Index Fund (1)	215,330	2,171

Northern Funds – High Yield Fixed Income Fund (1)	1,793,517	11,514

Northern Institutional Funds – Diversified Assets Portfolio, 0.24% (1)(2)	217,596	218
Total Investment Companies
(Cost $71,189)		72,387

Total Investments – 100.0%
(Cost $71,189)		72,387

Other Assets less Liabilities – 0.0%		13
NET ASSETS – 100.0%		$72,400

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to other Northern Funds, Northern Institutional Funds and FlexShares Trust.
(2)	7-day yield as of March 31, 2016 is disclosed.

NF – Northern Funds

NIF – Northern Institutional Funds

TIPS – Treasury Inflation Protected Securities

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2016, the asset class weightings (unaudited) for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE
U.S. Equity	15.0%	FlexShares Morningstar U.S. Market Factor Tilt Index Fund
Non U.S. Equity – Developed	4.9	FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund
Non U.S. Equity – Emerging	3.1	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
Global Real Estate	3.0	NF Global Real Estate Index Fund
U.S. Bonds – High Yield	15.9	NF High Yield Fixed Income Fund
U.S. Bonds – Intermediate	24.9	NF Bond Index Fund
U.S. Bonds – Inflation Protected	4.0	FlexShares iBoxx 5-Year Target Duration TIPS Index Fund
International Quality Dividend	9.9	FlexShares International Quality Dividend Index Fund
Quality Dividend	15.0	FlexShares Quality Dividend Index Fund
Global Infrastructure	3.0	FlexShares STOXX Global Broad Infrastructure Index Fund
Global Natural Resources	1.0	FlexShares Morningstar Global Upstream Natural Resources Index Fund
Cash	0.3	NIF Diversified Assets Portfolio

Total	100.0%

At March 31, 2016, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNY Mellon	British Pound	1,435	United States Dollar	2,058	6/15/16	$(3)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION FUND

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND continued	MARCH 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$72,387	$–		$–	$72,387

OTHER FINANCIAL INSTRUMENTS
Liabilities
Forward Foreign Currency Exchange Contracts	$–		$(3)	$–		$(3)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2015.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	8	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2016

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2016, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) for which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate of NTI acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Fund’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Fund’s Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it

NORTHERN FUNDS ANNUAL REPORT	9	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund is authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Fund and certain of the Underlying Funds may enter into these contracts for hedging purposes and to help against risks and volatility caused by fluctuation in foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts as a cross-hedge transaction or for speculative purposes. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statement of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statement of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of the Fund’s or an Underlying Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by an Underlying Fund. The Fund bears the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedule of Investments represent the 7-day yield for money market funds. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

D) EXPENSES The Fund is charged for those expenses that are directly attributable to the Fund. Expenses incurred which do not specifically relate to the Fund are allocated among all funds in the Trust in proportion to each fund’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

E) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Fund. At March 31, 2016, the

GLOBAL TACTICAL ASSET ALLOCATION FUND	10	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2016

following reclassifications were recorded for the Fund (amount in thousands):

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)		CAPITAL STOCK
$133		$(133)	$ —

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Fund incurred long-term capital losses of approximately $120,000, during the fiscal year ended March 31, 2016 that will be carried forward indefinitely under the provision of the Act.

For the period subsequent to October 31, 2015, through the fiscal year ended March 31, 2016, the Fund incurred net capital losses and/or late year ordinary losses of approximately $11,000, for which the Fund intends to treat as having been incurred in the following fiscal year.

At March 31, 2016, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED		UNREALIZED GAINS (LOSSES)
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$396	$ —	$569

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$2,035	$920

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$1,406	$574

*	Ordinary income includes short-term capital gains, if any.

As of March 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns filed for the fiscal years ended March 31, 2013 through March 31, 2015 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense and other expenses, respectively, on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together, “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Fund. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Fund beneficially owned by their customers. Service Plan expenses are included in the Statement of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2016. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2016.

4. BANK BORROWINGS

The Trust entered into a $250,000,000 senior unsecured revolving credit facility on November 24, 2014, which was administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which was included in Other expenses on the Statement of Operations. The Credit Facility expired on November 23, 2015.

NORTHERN FUNDS ANNUAL REPORT	11	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank, N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

During the fiscal year ended March 31, 2016, the Fund had borrowings with the average loan amount and weighted average interest rate as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE
Global Tactical Asset Allocation	$370	1.30%

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory (asset allocation) and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statement of Operations.

At March 31, 2016, the annual management fees and contractual expense limitations expressed as a percentage of average daily net assets of the Fund were as follows:

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS
Global Tactical Asset Allocation	0.23%	0.25%

The contractual reimbursement arrangement described in the table above is expected to continue until at least July 31, 2016. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for the Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Fund. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Fund has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Fund’s Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Fund, received no compensation from the Fund under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Fund. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Fund and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income,

GLOBAL TACTICAL ASSET ALLOCATION FUND	12	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2016

gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. INVESTMENT IN NORTHERN INSTITUTIONAL FUNDS-DIVERSIFIED ASSETS PORTFOLIO

The Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”), a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Fund’s Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to the Fund by NTI as a result of uninvested cash being invested in the Portfolio. The Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolio’s prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse the Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statement of Operations. This reimbursement’s impact on the Fund’s net expense and net investment income ratios is included in the Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

	PURCHASES	SALES
Amounts in thousands	OTHER	OTHER
Global Tactical Asset Allocation	$15,353	$18,219

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2016, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION		NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Global Tactical Asset Allocation	$3,694		$(3,126)	$568	$71,819

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE/ (DECREASE) IN SHARES	NET INCREASE/ (DECREASE) IN NET ASSETS
Global Tactical Asset Allocation	869	$10,162	216	$2,473	(1,314)	$(15,363)	(229)	$(2,728)

Transactions in capital shares for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE/ (DECREASE) IN SHARES	NET INCREASE/ (DECREASE) IN NET ASSETS
Global Tactical Asset Allocation	1,635	$20,085	138	$1,688	(1,959)	$(24,165)	(186)	$(2,392)

NORTHERN FUNDS ANNUAL REPORT	13	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$3,176	$103	$422	$75	$(24)	$4	$2,908
FlexShares International Quality Dividend Index Fund	6,318	2,695	1,084	(615)	(111)	274	7,203
FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund	3,176	1,107	453	(279)	(45)	103	3,506
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	3,254	423	1,120	(266)	(38)	45	2,253
FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,552	154	841	33	(201)	36	697
FlexShares Morningstar U.S. Market Factor Tilt Index Fund	12,547	1,888	3,151	(518)	112	246	10,878
FlexShares Quality Dividend Index Fund	12,484	948	2,385	(266)	72	326	10,853
FlexShares STOXX Global Broad Infrastructure Index Fund	2,333	191	278	(68)	(2)	56	2,176
Northern Funds — Bond Index Fund	21,189	4,294	7,297	(82)	(94)	523	18,010
Northern Funds — Global Real Estate Index Fund	2,383	115	258	(71)	2	57	2,171
Northern Funds — High Yield Fixed Income Fund	10,170	3,435	985	(967)	(139)	631	11,514
Northern Institutional Funds — Diversified Assets Portfolio	768	14,613	15,163	—	—	—	218
	$79,350	$29,966	$33,437	$(3,024)	$(468)	$2,301	$72,387
10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Fund invests, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statement of Assets and Liabilities as of March 31, 2016:

		ASSETS		LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Global Tactical Asset Allocation	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$3

The Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

GLOBAL TACTICAL ASSET ALLOCATION FUND	14	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2016

As of March 31, 2016, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statement of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

		GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES		NET AMOUNT
Amounts in thousands	COUNTERPARTY		FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED
Global Tactical Asset Allocation	BNY Mellon	$(3)	$—	$—	$(3)
	Total	$(3)	$—	$—	$(3)

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2016:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Global Tactical Asset Allocation	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	$212

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Global Tactical Asset Allocation	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	$(3)

Volume of derivative activity for the fiscal year ended March 31, 2016*:

	FOREIGN EXCHANGE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Global Tactical Asset Allocation	29	$1,709

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. The maximum exposure to the Fund under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued. There are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	15	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statement of assets and liabilities of Global Tactical Asset Allocation Fund (the “Fund”), one of the portfolios constituting Northern Funds (the “Trust”), including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years then ended, the period from December 1, 2011 to March 31, 2012, and for the year ended November 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the Trust’s custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the four years then ended, the period from December 1, 2011 to March 31, 2012, and for the year ended November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 24, 2016

GLOBAL TACTICAL ASSET ALLOCATION FUND	16	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX INFORMATION	MARCH 31, 2016 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION – A percentage of the dividends distributed during the fiscal year ended March 31, 2016 for the Fund qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Global Tactical Asset Allocation	25.89%

QUALIFIED DIVIDEND INCOME – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2016 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2015:

Fund	QUALIFIED DIVIDEND PERCENTAGE
Global Tactical Asset Allocation	47.42%

CAPITAL GAIN DISTRIBUTION – The Fund made capital gain distributions in December 2015, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	20%
Global Tactical Asset Allocation	$0.145822

NORTHERN FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND EXPENSES	MARCH 31, 2016 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2015 - 3/31/2016” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The information does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds which may result in different expense ratios in the Financial Highlights.

GLOBAL TACTICAL ASSET ALLOCATION

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2015	ENDING ACCOUNT VALUE 3/31/2016	EXPENSES PAID* 10/1/2015 - 3/31/2016
Actual	0.27%	$1,000.00	$1,043.80	$1.38
Hypothetical**	0.27%	$1,000.00	$1,023.65	$1.37

*	Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

GLOBAL TACTICAL ASSET ALLOCATION FUND	18	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS	MARCH 31, 2016 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•  Executive Vice President of Fee Based Services, American Express Company from 2010 to 2016;

•  Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•  CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•  CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

NORTHERN FUNDS ANNUAL REPORT	19	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Director, Miami Corporation since November 2015;

•  Trustee of Rush University Medical Center since November 2009.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 1998	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

GLOBAL TACTICAL ASSET ALLOCATION FUND	20	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2016 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company from 2011 to 2014; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2015

•  Chief Compliance Officer for 50 South Capital Advisors, LLC, Alpha Core Strategies Fund, Equity Long/Short Opportunities Fund and FlexShares Trust since 2015; Chief Compliance Officer from 2007 to 2015 for Mesirow Advanced Strategies.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

NORTHERN FUNDS ANNUAL REPORT	21	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued	MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Vice President at The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President at The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

GLOBAL TACTICAL ASSET ALLOCATION FUND	22	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

BENCHMARK INFORMATION

Asset Allocation Blend Index (Blend Index) consists of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

NORTHERN FUNDS ANNUAL REPORT	23	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION FUND1,2,3,4,5

1 Asset Allocation Risk: The selection by the Fund’s portfolio manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 Market Risk: The value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

4 Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

5 Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

GLOBAL TACTICAL ASSET ALLOCATION FUND	24	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at www.northernfunds.com or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

GLOBAL TACTICAL ASSET ALLOCATION FUND	28	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Northern Funds’ Board of Trustees have determined that the Board of Trustees has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, related to the registrant. Deloitte billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years ended March 31st as follows:

	2016					2015
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$834,250		$0	$1,986,000	(3)	$794,300		$0	$1,817,000	(3)

(b) Audit-Related Fees	$159,330	(1)	$0	$97,000	(4)	159,330	(1)	$0	$109,000	(4)

(c) Tax Fees	$145,700	(2)	$0	$3,919,000	(5)	$141,600	(2)	$0	$4,543,000	(5)

(d) All Other Fees	$179,000	(7)	$0	$10,054,000	(6)	$0		$0	$552,000	(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review, RIC tax return review and 2015 deferred compensation arrangement consultation.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited, agreed upon procedures for The Northern Trust Company, and other attestation engagements.
(5)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(6)	Amounts relate to Regulatory Consulting, EIM, Strategy Consulting, Sarbanes-Oxley Consulting, BASAL Committee support, and other consulting services.
(7)	Amounts relate to fees for services provided to the Board of Trustees regarding industry trends and considerations related to omnibus and other shareholder services models.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the fiscal years ended March 31, 2016 and March 31, 2015 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to each of the Northern Funds’ Amended and Restated Audit Committee Charter adopted on August 3, 2006 and amended on May 7, 2009, November 4, 2011, November 8, 2012 and August 22, 2013, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by Deloitte for services rendered to the registrant and service affiliates for the last two fiscal years were $14,554,030 and $5,504,930 for 2016 and 2015, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The Northern Funds’ Audit Committee have each considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Northern Funds’ Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on June 3, 2011 (Accession Number 0001193125-11-158309).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 3, 2016

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 3, 2016